UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2022

Multi Sector Fixed Income Funds
Bond
Core Fixed Income
Global Core Fixed Income
Income
Long Short Credit Strategies
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND

∎	CORE FIXED INCOME

∎	GLOBAL CORE FIXED INCOME

∎	INCOME

∎	LONG SHORT CREDIT STRATEGIES

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2022 (the “Reporting Period”), the performance of the fixed income markets was broadly influenced by economic growth expectations, the spread of COVID-19 variants, rising inflation, higher interest rates, heightened geopolitical tensions, and the monetary and fiscal stimulus policies of central banks and governments.

In April 2021, when the Reporting Period began, the U.S. Federal Reserve (the “Fed”) was upbeat as economic data improved, but it did not hint at tapering its monthly purchases of U.S. Treasury securities and mortgage-backed securities, saying policymakers still needed to see “substantial progress” on employment and inflation goals. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as economic reopening, policy support and temporary supply shortages, were likely to continue distorting economic data in the near term. This led to a recalibration in the market’s economic growth expectations, though the reassessment may also have reflected investors’ concerns about the spreading COVID-19 Delta variant and the potential of a sooner than consensus anticipated withdrawal of Fed policy support. Indeed, during June, Fed officials began to discuss when it might be appropriate to start tapering its asset purchases. The Fed’s median dot plot projection forecast two interest rates hikes in 2023, sparking a hawkish market response that led to a flattening of the U.S. Treasury yield curve and a strengthening of the U.S. dollar. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee. Hawkish tends to imply higher interest rates; opposite of dovish. Yield curve is a spectrum of interest rates based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.)

In July 2021, investors generally focused on the spread of the Delta variant, especially in countries with low levels of vaccination, and its potential impact on the global economic recovery. Technical factors, i.e., supply and demand, also bolstered spread, or non-government bond, sectors. The Fed kept monetary policy unchanged but noted the U.S. economy was “making progress” towards its price stability and employment goals. In Europe, the European Central Bank (“ECB”) strengthened its forward guidance, cementing its dovish policy stance for the near term. The global economic recovery continued in August though markets remained focused on concerns around the Delta variant. The main macro event was the Fed’s Jackson Hole symposium during which Fed Chair Jerome Powell gave a dovish speech. He noted that substantial progress had been made on the Fed’s labor market mandate and reiterated the Fed’s view that an uptick in U.S. inflation was largely driven by “transitory” factors. These comments eased market nerves about the pace of monetary policy normalization. During September, as inflationary trends continued, driven by a sharp rise in energy prices and persistent supply-chain bottlenecks, developed markets’ central banks delivered or hinted at sooner than previously consensus expected policy normalization. In the U.S., the Fed stated it might start raising interest rates during 2022 and tapering of its asset purchases “may soon be warranted.”

Interest rates were volatile in October 2021 as investors shifted their expectations about the withdrawal of accommodative central bank monetary policies amid a series of upside inflation surprises. Higher inflation data was driven by rising energy prices, though it was also evident in cyclical and underlying measures, such as rent prices and wage growth. In this environment, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.” During November, macroeconomic data continued to challenge central bank views about the temporary nature of rising inflation. The U.S. Bureau of Labor Statistics reported that the Consumer Price Index, a measure of inflation, increased from an annualized rate of 5.4% in September to 6.2% in October, levels not seen in three decades. The Fed said it could be patient about raising interest rates but indicated it would not hesitate to act if inflation continued to rise. At the same time, policymakers began to scale back the Fed’s $120 billion a month asset purchase program. Meanwhile, the emergence of the COVID-19 Omicron variant introduced another source of uncertainty into the global outlook. In December, there were several notable central bank actions. As inflation remained elevated, the Fed announced it would accelerate the pace of its asset purchase tapering starting in January 2022 and said it might hike interest rates three times in 2022. In the U.K. and Norway, central bank officials raised policy rates, with the Bank of England (“BoE”) citing strong labor and inflation data. The ECB unveiled a new dovish quantitative easing formulation, with its Pandemic Emergency Purchase Programme scheduled to end in March 2022.

In January 2022, fixed income markets broadly reflected the impact of inflationary pressures and generally hawkish monetary policy developments. U.S. Fed policymakers kept interest rates on hold but hinted they might hike interest rates in March. Elsewhere, the BoE raised rates, while the ECB opened the door for rate increases some time in 2022. During February,

1

MARKET REVIEW

geopolitical tensions added uncertainty to an already complex investment backdrop. Inflation surged to new multi-decade highs, as energy and commodity prices jumped in response to Russia’s invasion of Ukraine late in the month. The Fed accelerated the pace of its asset purchase tapering, with the goal of ending the program in March 2022. Following the onset of the Russia-Ukraine war and against the backdrop of tightening financial conditions, a number of developed markets’ central banks took policy action. Fed officials raised short-term interest rates by 25 basis points, the first rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.) Fed officials also forecast six more increases by the end of 2022. Elsewhere, the BoE and Norway’s central bank also raised their policy interest rates. The ECB delivered a hawkish message but did not hike rates, signaling its asset purchases would conclude in the third quarter of 2022, which suggested to many observers that ECB policymakers were more focused on upside inflation risks than on downside economic growth risks.

For the Reporting Period overall, spread sectors broadly posted losses that underperformed U.S. Treasuries. Sovereign emerging markets debt and mortgage-backed securities were weakest, followed at some distance by investment grade corporate bonds, agency securities and asset backed securities, which all recorded declines and underperformed U.S. Treasury securities. The notable exception was high yield corporate bonds, which also posted a negative absolute return but which outperformed U.S. Treasury securities during the Reporting Period.

The U.S. Treasury yield curve flattened, as yields on securities of shorter-term maturities rose more than yields on securities of longer-term maturities. In March, when the Fed hiked short-term interest rates amidst market concerns about a potential U.S. economic slowdown, the U.S. Treasury yield curve inverted between two-year and 10-year maturities. For the Reporting Period as a whole, the yield on the bellwether 10-year U.S. Treasury rose approximately 58 basis points to end March 2022 at 2.32%.

Looking Ahead

In early 2022, the breadth and persistence of inflationary pressures prompted an increase in interest rates as the fixed income market reassessed the monetary policy outlook. At the end of the Reporting Period, from a starting point of above-target inflation, tight labor markets and above-trend economic growth, we expected central banks to have limited tolerance going forward for additional supply-side shocks. As a result, we anticipated there would be continued unwinding of accommodative monetary policy, though there were likely to be differences in how various central banks took action. In addition, our expectations for quantitative policy tightening in 2022 implied the largest sequential decline in central bank balance sheets since quantitative easing was implemented in response to the COVID-19 shock in early 2020.

Regarding global economic growth, we expected it to continue normalizing due to fading fiscal stimulus, tightening financial conditions and reduced reopening effects. As for inflation, we continued to view it largely as a pandemic phenomenon at the end of the Reporting Period. In our view, inflation has been fueled by stimulus-driven demand combined with supply disruptions from stop-and-start economic activity restrictions, particularly in export-oriented manufacturing economies, such as China. A tight labor market has led to a surge in wage growth, particularly in the U.S. Meanwhile, we thought Russia’s invasion of Ukraine presented upside risks to headline inflation through higher commodity prices, particularly for energy and food. The conflict also seemed likely to accentuate investor concerns around unanchored inflation expectations and an upward wage-price spiral that could lift core inflation, in our opinion. Overall, we thought disruptions to commodity supply would dominate the economic and financial implications of the Russia-Ukraine war, with the economic costs likely to be unevenly distributed. These disruptions were likely to involve all commodities — energy, food and metals, and we expected Europe to be affected more than the U.S. In addition, we believed the inflation squeeze on household disposable incomes and weaker market sentiment due to the conflict presented downside risks to the financial markets.

As the Reporting Period concluded, we were closely monitoring the impact of tighter financial conditions, developments in the labor market and cyclical segments of the economy, such as the housing market. In our view, macro and corporate conditions were consistent with a mid-cycle economic environment, and we believed navigating the investment landscape during a war in Europe and an ongoing pandemic underscored the importance of humility and investment discipline.

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PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -4.92%, -5.55%, -4.61%, -5.08%, -4.71%, -4.60%, -5.16% and -4.60%, respectively. These returns compare to the -4.15% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, detracting most from relative results during the Reporting Period was the Fund’s country strategy. Within the Fund’s country strategy, relative value interest rate trades and a long position in Australian rates versus short positions in Norwegian and Canadian interest rates hurt most. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Our cross-sector strategy overall contributed most positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s cross macro strategy also added value. The cross-macro strategy in one in which we hold relative value positions across rates, currencies and credit within the Fund. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures. Additionally, our top-down currency strategy overall contributed positively to the Fund’s relative results during the Reporting Period. The currency strategy is primarily implemented via currency forwards.

Tactical management of the Fund’s duration and yield curve positioning strategy further boosted relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall generated mixed results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the securitized sector detracted from the Fund’s relative results, due primarily to exposure to agency mortgage-backed securities derivatives that were impacted by prepayments. Selection within the emerging markets debt sector also detracted, due primarily to the Fund’s modest exposure to Russian corporate debt and Ukrainian sovereign debt.

Implemented via our cross-sector strategy, the Fund’s underweight position in agency mortgage-backed securities and overweight position in high yield corporate bonds contributed most positively to its relative results. High yield credit was supported by dovish central bank policy in the beginning of the Reporting Period and by strong corporate fundamentals throughout the Reporting Period.

Selection within the corporate credit sector enhanced the Fund’s performance during the Reporting Period. The Fund’s emphasis on lower quality credits, such as bonds rated BBB and lower quality issuers within high yield corporate credit, versus its underweight to higher quality investment grade corporate bonds especially helped. Further, the Fund’s selection of short- to intermediate-maturity investment grade credits helped.

Individual issue selection of specific government bonds within the government/swaps sector also was additive to relative results. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

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PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively, albeit modestly, to its results during the Reporting Period, primarily driven by tactical U.S. rates positioning. The Fund held a long duration relative to that of the Bloomberg Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures and Eurodollar futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund used collateralized loan obligations (CLOs), collateralized mortgage obligations (“CMOs”), inverse floaters, interest only mortgage-backed securities and to be announced securities (“TBAs”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities* to implement our views in the Fund. During the Reporting Period, positions in futures, currency forwards, currency options and credit default swaps contributed positively to relative results, while positions in swaptions and interest rate swaps detracted from relative results. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Early in the Reporting Period, we rotated the Fund’s position in agency mortgage-backed securities from an overweight to an underweight relative to the Bloomberg Index, as a higher seasonal supply period had begun while the U.S. Federal Reserve’s (the “Fed”) reinvestment needs were set to ease. We subsequently increased the Fund’s underweight to the mortgage-backed securities sector given extended valuations and what we saw as the potential for these securities’ underperformance amid Fed tapering, or reduced asset purchases. We maintained the Fund’s overweight to high yield corporate bonds during the Reporting Period, as we believed the sector would continue to be supported by low realized default levels, stabilizing corporate fundamentals, investors’ search for yield and sufficient market liquidity.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective October 1, 2021, Michael Swell no longer served as a portfolio manager for the Fund, and he retired from

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

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PORTFOLIO RESULTS

Goldman Sachs Asset Management on December 31, 2021. Ashish Shah continues to serve as the portfolio manager for the Fund. Ashish Shah is Managing Director and co-Chief Investment Officer of Global Fixed Income. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A	At the end of March 2022, the Fund had overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in investment grade corporate bonds, asset-backed securities and high yield corporate bonds and, to a lesser extent, in emerging markets debt. The Fund had underweighted exposure relative to the Bloomberg Index in U.S. government securities and, to a lesser extent, in quasi-government securities and pass-through mortgage-backed securities. The Fund held a rather neutral position compared to the Bloomberg Index in commercial mortgage-backed securities. The Fund had no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a modestly longer overall duration compared to that of the Bloomberg Index at the end of the Reporting Period.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

5

FUND BASICS

Goldman Sachs Bond Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Bond Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.92%	2.19%	2.66%	—
Including sales charges	-8.48%	1.40%	2.27%	—

Class C				—
Excluding contingent deferred sales charges	-5.55%	1.41%	1.89%	—
Including contingent deferred sales charges	-6.49%	1.41%	1.89%	—

Institutional	-4.61%	2.51%	3.00%	—

Service	-5.08%	2.02%	2.50%	—

Investor	-4.71%	2.42%	2.91%	—

Class R6 (Commenced July 31, 2015)	-4.60%	2.52%	N/A	2.48%

Class R	-5.16%	1.93%	2.40%	—

Class P (Commenced April 20, 2018)	-4.60%	N/A	N/A	3.21%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -4.52%, -5.20%, -4.18%, -4.74%, -4.37%, -4.16%, -4.75% and -4.25%, respectively. These returns compare to the -4.15% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, the Fund’s country strategy detracted from its relative results during the Reporting Period. Within the Fund’s country strategy, our systematic relative value interest rate trades and our long positions in Australian rates versus short positions in Norwegian and Canadian interest rates hurt most. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

On the other hand, our cross-sector strategy overall contributed most positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively, albeit modestly, to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Our top-down currency strategy overall had a rather neutral effect on the Fund’s relative results during the Reporting Period. The currency strategy is primarily implemented via currency forwards.

Bottom-up individual issue selection overall generated mixed results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the emerging markets debt sector detracted the most from the Fund’s relative results during the Reporting Period. This was primarily due to the Fund’s modest exposure to Russian corporate debt. Issue selection within the securitized sector also dampened results, due primarily to the Fund’s exposure to agency mortgage-backed securities derivatives that were impacted by prepayments.

Our selection of specific government bonds within the government/swaps sector was the biggest positive contributor to the Fund’s relative outperformance during the Reporting Period. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Within the corporate credit sector, the Fund’s down-in-quality bias, wherein the Fund was overweight lower quality bonds, such as bonds rated BBB, and underweight higher quality investment grade corporate bonds added significant value. Further, the Fund’s overweight to short- and intermediate-term credit versus long-term credit was additive to performance.

Implemented via our cross-sector strategy, the Fund’s underweight to agency mortgage-backed securities and overweight to collateralized loan obligations (“CLOs”) relative to the Bloomberg Index contributed positively to relative results during the Reporting Period.

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PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively, albeit modestly, to its results during the Reporting Period, primarily driven by tactical U.S. rates positioning. The Fund held a long duration relative to that of the Bloomberg Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund also used forward sales contracts to help manage duration. The Fund used collateralized loan obligations, collateralized mortgage obligations, inverse floaters, interest only mortgage-backed securities and to be announced securities (“TBAs”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in futures, credit default swaps and forwards contributed positively to relative results, while positions in swaptions and interest rate swaps detracted from relative results. Positions in the remaining derivatives and similar instruments mentioned above did not meaningfully impact Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Early in the Reporting Period, we rotated the Fund’s position in agency mortgage-backed securities from an overweight to an underweight relative to the Bloomberg Index, as a higher seasonal supply period had begun while the U.S. Federal Reserve’s (the “Fed”) reinvestment needs were set to ease. We subsequently increased the Fund’s underweight to the mortgage-backed securities sector given extended valuations and what we saw as the potential for these securities’ underperformance amid Fed tapering, or reduced asset purchases.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective October 1, 2021, Michael Swell no longer served as a portfolio manager for the Fund, and he retired from Goldman Sachs Asset Management on December 31, 2021. Ashish Shah continues to serve as the portfolio manager for the Fund. Ashish Shah is Managing Director and co-Chief Investment Officer of Global Fixed Income. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A

At the end of March 2022, the Fund had its most overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in investment grade corporate bonds and, to a lesser extent, in asset-backed securities. The Fund had underweighted exposure relative to the Bloomberg Index in U.S. government securities and pass-through mortgage-backed securities and held rather neutral positions compared to the Bloomberg Index in quasi-government securities, commercial mortgage-backed securities, high yield corporate bonds and emerging markets debt. The Fund had no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash

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PORTFOLIO RESULTS

flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a modestly longer overall duration compared to that of the Bloomberg Index at the end of the Reporting Period.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

10

FUND BASICS

Goldman Sachs Core Fixed Income Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.52%	2.19%	2.31%	—
Including sales charges	-8.10%	1.41%	1.92%	—

Class C
Excluding contingent deferred sales charges	-5.20%	1.41%	1.54%	—
Including contingent deferred sales charges	-6.15%	1.41%	1.54%	—

Institutional	-4.18%	2.52%	2.65%	—

Service	-4.74%	2.01%	2.14%	—

Investor	-4.37%	2.43%	2.56%	—

Class R6 (Commenced July 31, 2015)	-4.16%	2.55%	N/A	2.47%

Class R	-4.75%	1.92%	2.04%	—

Class P (Commenced April 20, 2018)	-4.25%	N/A	N/A	3.16%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Global Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -4.53%, -5.28%, -4.24%, -4.74%, -4.31%, -4.23% and -4.23%, respectively. These returns compare to the -3.92% average annual total return of the Fund’s benchmark, the Bloomberg Global Aggregate Bond Index (Gross, USD, hedged) (the “Bloomberg Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our country strategy detracted from the Fund’s performance during the Reporting Period. Within the Fund’s country strategy, our systematic relative value interest rate trades and our long positions in Australian rates versus short positions in Norwegian and Canadian interest rates hurt most. The country strategy is primarily implemented via interest rate swaps and/or futures.

The Fund’s currency strategy also detracted. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuations relative to short- and medium-term fundamentals.

Conversely, the Fund’s cross-sector strategy contributed positively to relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our duration strategy also boosted the Fund’s relative results during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

To a lesser extent, the Fund’s cross-macro strategy also contributed positively to relative returns during the Reporting Period. The cross-macro strategy in one in which we hold relative value positions across rates, currencies and credit within the Fund. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures.

Bottom-up individual issue selection, which are strategies that reflect any active views we take on particular sectors, generated mixed results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the securitized sector detracted most from the Fund’s relative results during the Reporting Period, due primarily to our selection of agency mortgage-backed securities derivatives that were impacted by prepayments.

Our selection of specific government bonds within the government/swaps sector contributed positively to the Fund’s relative performance during the Reporting Period. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Individual issue selection within the emerging markets debt sector, specifically an overweight to Russian corporate debt, and within the corporate bond sector also added value. The corporate selection strategy is primarily implemented via cash rate bonds.

Implemented via our cross-sector strategy, the Fund’s underweight to agency mortgage-backed securities and overweight to high yield corporate bonds relative to the Bloomberg Index contributed most positively to relative results during the Reporting Period.

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PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. The duration strategy’s strong performance during the Reporting Period was due primarily to positioning on different yield curves and to the Fund’s short positions in U.S. interest rates. Outside of the U.S., positioning in European interest rates, U.K. interest rates and Norwegian interest rates contributed positively during the Reporting Period, while positioning in Australian and Canadian interest rates detracted. Overall, the Fund had a longer duration than the Bloomberg Index during the Reporting Period, attributable to a combination of systematic, discretionary and cross-sector balances, among other factors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash* to implement our views in the Fund.

During the Reporting Period, we used Treasury futures, Eurodollar futures, interest rate and bond exchange traded futures contracts and swaptions to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes. The Fund used collateralized loan obligations, collateralized mortgage obligations, interest only mortgage-backed securities and to be announced securities (“TBAs”) within its securitized selection strategy.

During the Reporting Period, the use of currency forwards had a significantly positive impact on the Fund’s results. To a lesser extent, the use of credit default swaps also had a positive impact on the Fund’s results. The use of interest rate swaps, futures and swaptions had a negative impact on the Fund’s results during the Reporting Period. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s duration position during the Reporting Period as market conditions and central bank policy shifted. Also, early in the Reporting Period, we rotated the Fund’s position in agency mortgage-backed securities from an overweight to an underweight relative to the Bloomberg Index, as a higher seasonal supply period had begun while the U.S. Federal

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

14

PORTFOLIO RESULTS

Reserve’s (the “Fed”) reinvestment needs were set to ease. We subsequently increased the Fund’s underweight to the mortgage-backed securities sector given extended valuations and what we saw as the potential for these securities’ underperformance amid Fed tapering, or reduced asset purchases. We limited the Fund’s direct exposure to Russia and Ukraine across its investment grade corporate credit strategy. We also closed the Fund’s overweight position in short-term Australian rates. In the U.S., we held a hawkish outlook for monetary policy and maintained an underweight in short-term U.S. interest rates relative to the Bloomberg Index. (Hawkish suggest higher interest rates; opposite of dovish.)

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period. However, effective April 13, 2022, soon after the close of the Reporting Period, Hugh Briscoe no longer served as a portfolio manager for the Fund. In addition, effective the same date, Sophia Ferguson, Vice President, began serving as a portfolio manager for the Fund. Simon Dangoor, Managing Director, Head of Macro Rates Investing, continues to serve as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A	At the end of March 2022, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Index in investment grade corporate bonds, asset-backed securities, and, to a lesser extent, commercial mortgage-backed securities. The Fund had underweighted exposures relative to the Bloomberg Index in government securities and, to a lesser degree, quasi-government securities, pass-through mortgage-backed securities and emerging markets debt. The Fund had a rather neutrally weighted position relative to the Bloomberg Index in high yield corporate bonds. The Fund had no positions in covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Index in the U.S. and Japan at the end of March 2022. The Fund was underweight compared to the Bloomberg Index in Australia, Canada, the U.K., the Eurozone overall and the emerging markets overall. Within the Eurozone, the Fund was most underweight France and Germany and was rather neutrally weighted to the remaining Eurozone markets at the end of the Reporting Period. Within the emerging markets, the Fund was rather neutrally weighted to each of the regional constituent markets, with the exception of Asia, where the Fund was underweighted. The Fund was also relatively neutrally weighted at the end of the Reporting Period to Denmark, Norway and Sweden. The Fund had a modestly longer duration than that of the Bloomberg Index at the end of the Reporting Period.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

15

FUND BASICS

Goldman Sachs Global Core Fixed Income Fund

as of March 31, 2022

CURRENCY ALLOCATION[1]

	Percentage of Net Assets

	as of 3/31/22	as of 3/31/21
U.S. Dollar	54.2%	62.2%
Japanese Yen	16.1	17.0
Euro	14.9	17.8
Chinese Yuan Renminbi	6.6	5.4
British Pound	3.3	2.3
Canadian Dollar	1.2	1.2
South Korean Won	0.6	0.9
Thai Baht	0.4	1.0
Indonesian Rupiah	0.3	0.2
Singapore Dollar	0.3	0.2
Israeli Shekel	0.1	0.1
Russian Ruble	0.0	0.1

[1]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s Investment strategies, holdings, and performance.

16

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.53%	2.11%	2.70%	—
Including sales charges	-8.14%	1.33%	2.31%	—

Class C
Excluding contingent deferred sales charges	-5.28%	1.35%	1.94%	—
Including contingent deferred sales charges	-6.23%	1.35%	1.94%	—

Institutional	-4.24%	2.44%	3.04%	—

Service	-4.74%	1.94%	2.49%	—

Investor	-4.31%	2.35%	2.94%	—

Class R6 (Commenced July 31, 2015)	-4.23%	2.45%	N/A	2.50%

Class P (Commenced April 20, 2018)	-4.23%	N/A	N/A	2.77%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

PORTFOLIO RESULTS

Goldman Sachs Income Fund

Investment Objective

The Fund seeks a high level of current income, and secondarily, capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -2.86%, -3.59%, -2.54%, -2.62%, -2.53%, -3.11% and -2.53%, respectively. These returns compare to the -4.15% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same period.

We note that the Fund’s benchmark being the Bloomberg Index is a means of emphasizing that the Fund has a flexible and multi-sector fixed income strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to strike a balance between top-down sector positioning and rigorous bottom-up fundamental credit research.

Among our top-down strategies, our cross-sector strategy overall contributed most positively to the Fund’s performance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Tactical management of the Fund’s duration and yield curve positioning strategy detracted from its performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection as a whole also detracted from the Fund’s performance, though selection within the corporate credit sector contributed positively.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund seeks to be higher yielding than a typical bond strategy with less risk than high yield or emerging markets debt, with investments typically limited to no greater than 65% of net assets in non-investment grade issues and no greater than 35% in emerging markets debt. The Fund can be utilized as a complement to an established core bond strategy.

Implemented via our cross-sector strategy, the Fund’s overweights to high yield corporate bonds and emerging markets debt contributed most positively to returns. Positioning in collateralized loan obligations and mortgage-backed securities also added value. On the other hand, the Fund’s overweight to investment grade corporate bonds and its investment grade credit default swap index versus cash bond positions detracted from performance, as synthetics underperformed cash bonds during the Reporting Period. (Synthetics is the term given to financial instruments that are engineered to simulate other instruments while altering key characteristics. Often synthetics will offer investors tailored cash flow patterns, maturities, risk profiles and so on. A cash bond is an arrangement wherein a party gives to another an amount of money to secure the fulfillment of an obligation. In cases where the party fails to comply with the obligation, the money is forfeited in favor of the latter.) Additionally, the Fund’s long U.S. rates position, which was paired with a long credit position, detracted, as rates sold off during the Reporting Period.

Among our security selection strategies, our selection of investment grade industrial corporate bonds contributed positively to the Fund’s performance, only partially offset by

18

PORTFOLIO RESULTS

selection among high yield industrial corporate bonds, which detracted. Our lower quality bias and tactical credit curve positioning further added to relative returns within the corporate credit sector. Our selections of high yield corporate bonds within the communications, industrial manufacturing and commercial services/products sub-sectors detracted.

Our selections of external emerging markets debt detracted overall, though selections among the external debt from Turkey, China and Brazil contributed positively to the Fund’s performance. Selection within the securitized and government/swaps sectors also dampened the Fund’s performance during the Reporting Period, though selection among agency securities within the government/swaps sector boosted returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration will typically range from three to six years. Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, primarily driven by U.S. yield curve positioning, as U.S. interest rates rose and the U.S. Treasury yield curve flattened, meaning the differential in yields between shorter-term and longer-term maturities narrowed. At the start of the Reporting Period, interest rates fell and remained relatively stable through the second and third quarters of 2021. However, interest rates were more volatile in the fourth quarter of 2021 as the U.S. Federal Reserve (the “Fed”) both reevaluated its “transitory” assessment of inflation and hinted at tapering its asset purchases. Interest rates continued to move significantly higher during the first quarter of 2022 based on increased inflation and expectations of Fed monetary policy tightening. The Fed delivered a 25 basis point hike in March 2022 with a hawkish bias that resulted in a further uptick in interest rate volatility. (A basis point is 1/100th of a percentage point. Hawkish tends to suggest higher interest rates; opposite of dovish.) The 10-year U.S. Treasury ended the Reporting Period with a yield of 2.32% as compared to 1.74% at the end of March 2021.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and other futures contracts were used as warranted to facilitate specific duration and yield curve strategies; credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in currency forwards, credit default swaps and interest rate swaps positively impacted the Fund’s performance, while positioning in futures, especially Treasury futures, had a negative impact on the Fund’s results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s flexible management style and multi-sector approach allow it to rotate out of sectors when spreads offer what we believe to be poor compensation for risk and vice versa.

During the Reporting Period, we remained constructive on corporate credit, as we believed there were still some opportunities for risk assets. Impacts from COVID-19 — from business disruption to inflation — dominated corporate earnings and behavior through much of the Reporting Period. While companies had been adjusting to the inflationary environment and expecting supply-chain disruptions to ease, the Russia/Ukraine war exacerbated both of these trends toward the end of the Reporting Period, while keeping the macro environment volatile.

That said, from an industry perspective, we were constructive on autos, as we saw attractive dynamics in the auto ecosystem as a result of robust demand despite tight inventories. Additionally, we were positive on chemicals where we preferred specialty chemicals due to strong pricing power and supply/demand dynamics as well as on building materials due to favorably supply/demand dynamics. We also favored financials, including mortgage services that benefit from strong cash flow profiles, balanced financials and good access to securitized markets. Within the energy industry, we

19

PORTFOLIO RESULTS

rotated Fund positions out of high quality credits that were trading close to their investment grade peers and invested in natural gas issuers that stand to benefit, in our view, from rising demand for liquid natural gas and lower carbon footprints. We were cautious on non-cellular telecommunication services, as the industry continued to experience a secular decline, resulting in elevated levels of future capital expenditure with limited free cash flow amid a declining customer base. We also remained cautious on electric utilities due to tight valuations as well as challenges from heightened investments toward climate transition.

Overall, we tilted the Fund’s exposures during the Reporting Period toward corporate credits that we believed have a strong ability to pass through price increases should they face an inflationary environment. That bottom-up approach was validated during the Reporting Period by generally strong earnings momentum and earnings guidance from companies in the Fund’s portfolio. We also selectively rotated the portfolio’s positions out of floating rate instruments and sought to capture elevated spreads, better convexity and strong fundamentals in fixed rate positions of intermediate duration. (Convexity is a measure of the curvature, or the degree of the curve, in the relationship between bond prices and bond yields. Convexity demonstrates how the duration of a bond changes as the interest rate changes.) We continued to position the Fund’s portfolio in an effort to drive strong total returns even as normalization continues in 2022.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A	The Fund has the ability to invest across a variety of fixed income sectors, including government securities, mortgage-backed securities, securitized issues, investment grade corporate bonds, high yield corporate bonds and emerging markets debt. At the end of March 2022, the Fund had its most overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in high yield corporate bonds, emerging markets debt and, to a lesser extent, asset-backed securities. The Fund had its most underweighted exposure relative to the Bloomberg Index in U.S. Treasuries, pass-through mortgage-backed securities and, to a lesser extent, quasi-government securities and investment grade corporate bonds. The Fund had no exposure at the end of the Reporting Period to commercial mortgage-backed securities or covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a significantly shorter overall duration compared to that of the Bloomberg Index at the end of the Reporting Period, including a shorter U.S. duration position.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

20

FUND BASICS

Goldman Sachs Income Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS INCOME FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on December 3, 2019 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 3, 2019 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Since Inception
Class A (Commenced December 03, 2019)
Excluding sales charges	-2.86%	2.00%
Including sales charges	-6.51%	0.33%

Class C (Commenced December 03, 2019)
Excluding contingent deferred sales charges	-3.59%	1.23%
Including contingent deferred sales charges	-4.55%	1.23%

Institutional (Commenced December 03, 2019)	-2.54%	2.34%

Investor (Commenced December 03, 2019)	-2.62%	2.25%

Class R6 (Commenced December 03, 2019)	-2.53%	2.34%

Class R (Commenced December 03, 2019)	-3.11%	1.74%

Class P (Commenced December 03, 2019)	-2.53%	2.34%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

22

PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Effective July 29, 2021, the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) benchmark index changed from the ICE Bank of America Merrill Lynch (“BofAML”) U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE BofAML Three-Month U.S. Treasury Bill Index. Below, the Goldman Sachs Opportunistic Corporate Credit Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -0.91%, -1.54%, -0.59%, -0.66%, -0.46%, -1.04% and -0.58%, respectively. These returns compare to the 0.06% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “Index”), during the same time period. The Fund’s former benchmark, the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index, returned 0.05% during the same time period.

Because the composition of the Index (e.g. short-term U.S. Treasury bills) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s long positioning in the energy, natural gas and technology sectors contributed most positively to performance. The largest individual contributors during the Reporting Period included long position in Noble, Nabors Industries and Prairie Provident Resources — all energy-related names.

The Fund’s long positioning in the communications, basic industry and consumer cyclical sectors detracted most from performance during the Reporting Period. The largest individual detractors during the Reporting Period were the Fund’s positions in GrubHub Holdings, Altice USA and Carvana. The Fund’s short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge, also detracted from performance during the Reporting Period.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) That said, the Fund does implement interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions contributed positively to its performance during the Reporting Period.

23

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps contributed positively to Fund performance during the Reporting Period. The Fund also used forward foreign currency exchange contracts to hedge foreign currency positions, which had a positive impact on Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

The Fund’s opportunistic cash balance increased during the Reporting Period, as the then-current environment presented opportunity, in our view, to tactically adjust exposures. The Fund tilted further into bank loans at times during the Reporting Period, as we viewed bank loans as an opportunity to capture incremental yield and quality with lower correlation to traditional fixed income asset classes, while not sacrificing convexity given high yield bond market dynamics. (Convexity is a measure of the curvature, or the degree of the curve, in the relationship between bond prices and bond yields. Convexity demonstrates how the duration of a bond changes as the interest rate changes.)

From a sector perspective, we reduced the Fund’s exposures to the autos, building materials, health care and technology sectors, due either to our views on tighter relative valuations, sector interest rate sensitivity and/or issue-specific reasons. From a maturity perspective, the Fund’s allocation to front-end, or short-term, maturities declined given aggressive high yield and leveraged loan refinancing activity and tenders, as companies looked to take advantage of relatively lower rates and tight credit spreads to extend debt maturity profiles. A key portfolio theme was reducing spread duration exposure during the Reporting Period. (Spread duration is a measurement that estimates the price sensitivity of a specific sector or asset class to a 100 basis point movement — either widening or narrowing — in its differential relative to U.S. Treasuries. A basis point is 1/100th of a percentage point.)

We also reduced the Fund’s exposure to several select top holdings during the Reporting Period, including holdings in Altice USA, Tenet Healthcare, Ford Motor, Bausch Health, Navistar International, Clarivate and Occidental Petroleum. We added select names through secondary and new issues, including those of Grace Technology, Allied Universal, TK Elevator, Ardagh Packaging, Uber Technologies, Sirius XM Holdings, TEGNA, United Airlines Holdings and Nabors Industries, among others. The reduction in some higher quality names and reallocation through new and secondary issues resulted in the B-rated portion of the Fund to increase.

In all, we increased the total number of holdings in the Fund’s portfolio during the Reporting Period by 35, ending the Reporting Period with 428 holdings. We also increased diversification by reducing the concentration in the Fund’s top holdings, with the top ten issuers making up approximately 11% of the Fund’s total net assets at the end of the Reporting Period versus approximately 13% at March 31, 2021. We also reduced the number of positions that comprise more than 1% of the Fund’s total net assets, as measured by market value.

Finally, the Fund’s convexity profile was considerably more favorable at the end of the Reporting Period than at its start, in our view. At the start of the Reporting Period, less than 1% of the Fund’s portfolio was trading at more than $90 and more than 50% traded above par. Given the aggressive move in rates, more than 10% of the Fund was trading with a price of more than $90 and only 13% of the Fund was trading above par as of March 31, 2022. (Above par is a term used to describe the price of a bond when it is trading above its face value. A bond usually trades at above par when its income distributions are higher than those of other bonds currently available in the market.)

We maintained the Fund’s short position in a credit default swap high yield index, as a reflection of our cautious view. We believe we will continue to see market volatility as 2022 progresses. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

24

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of March 2022?

A

While a geopolitically tense, uncertain environment has created headwinds for leveraged credit in the near term, it also has provided, in our view, an attractive opportunity to leverage market dislocations. We believed at the end of the Reporting Period that positive corporate fundamentals, relatively attractive carry and benign default rates may support the sector in the medium to long term and continue to cause spread compression once geopolitical concerns ease. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative. Spread compression, or tightening, is a decreased differential in yields between U.S. Treasury securities and non-Treasury securities that are identical in all respects except for quality rating; opposite of spread widening.)

Additionally, given our view that valuations were relatively stretched going into 2022, we saw risk repricing in the last months of the Reporting Period as having driven some cheapness in the market. The Fund’s portfolio entered the calendar year with conservative supply chain and commodity exposure, and we continue to closely monitor issues we believe are well positioned to pass through inflation costs. For example, we began trading into more defensive names where we can do so without giving up too much yield or spread, as market volatility has given us the opportunity, we believe, to buy these names at a discount. Early in the first quarter of 2022, we also sought to take advantage of the relative attractiveness of high yield bonds over loans by opportunistically rotating a portion of the Fund’s loan exposure into discounted bonds. However, the yield/spread profile of loans improved amidst the rising rates, and we began to add back to the Fund’s loan allocation through new issues. Our increased focus on tactically managing duration also positioned the Fund well, we believe, for the volatile interest rate environment, as we had reduced the Fund’s duration toward the end of 2021. Our sales of longer duration paper, tactical purchases of shorter duration names, tilt toward bank loans and opportunistic cash balance all reflected our view of ongoing rate volatility for the foreseeable future. We remain diligent as it relates to primary markets and seek to add new credits that possess what we see as attractive assets, strong fundamentals and attractive yields.

Reflecting these views, as of March 31, 2022, approximately 50% of the Fund’s total net assets was invested in unsecured debt obligations, 13% in secured debt obligations, 23% in bank loans, 2% in investment grade corporate bonds, less than 1% in preferred and other equity securities and 11% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -17% in a credit default swap high yield index. The Fund had a total of 428 holdings at March 31, 2022, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Charter Communications, Match Group and TransDigm Group.

25

FUND BASICS

Goldman Sachs Long Short Credit Strategies Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the following graph. As of July 29, 2021, the Fund’s benchmark index was changed from the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE BofAML Three-Month U.S. Treasury Bill Index. The Adviser believes that the ICE BofAML Three-Month U.S. Treasury Bill Index is a more appropriate benchmark index in light of the forthcoming cessation of LIBOR. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch US Dollar 3-Month Treasury Bill Total Return Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Long Short Credit Strategies Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 30, 2014)
Excluding sales charges	-0.91%	2.10%	N/A	1.32%
Including sales charges	-4.65%	1.32%	N/A	0.84%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	-1.54%	1.34%	N/A	0.57%
Including contingent deferred sales charges	-2.52%	1.34%	N/A	0.57%

Institutional **	-0.59%	2.45%	2.65%	—

Investor (Commenced April 30, 2014)	-0.66%	2.36%	N/A	1.58%

Class R6 (Commenced November 30, 2017)	-0.46%	N/A	N/A	2.41%

Class R (Commenced April 30, 2014)	-1.04%	1.85%	N/A	1.07%

Class P (Commenced April 20, 2018)	-0.58%	N/A	N/A	2.54%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.
**	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.
***	As of July 29, 2021, the Fund’s benchmark index was changed from the ICE Bank of America Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index to the ICE Bank of America Merrill Lynch US Dollar 3-Month Treasury Bill Total Return Index.

27

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[1]

As of March 31, 2022	Percentage of Net Assets
Media	8.2%
Oil Field Services	5.1
Retailing	4.7
Commercial Services	4.5
Chemicals	4.5
Internet	4.2
Technology - Software	4.0
Packaging	3.8
Pipelines	3.8
Diversified Financial Services	3.5

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

28

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Effective July 29, 2021, the Goldman Sachs Strategic Income Fund’s (the “Fund”) benchmark index changed from the ICE Bank of America Merrill Lynch (“BofAML”) U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE BofAML Three-Month U.S. Treasury Bill Index. Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -1.12%, -1.82%, -0.83%, -0.90%, -0.71%, -1.35% and -0.71%, respectively. These returns compare to the 0.06% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “Treasury Bill Index”), during the same period. The Fund’s former benchmark, the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index, returned 0.05% during the same period.

We note that the Fund’s benchmark being the Treasury Bill Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	From a broad perspective, the Fund’s performance during the Reporting Period was challenged by the shift from dovish to hawkish central bank policy and by concerns around inflation as the economic recovery continued. (Dovish tends to suggest lower interest rates; opposite of hawkish.) That said, it is worth noting that the Fund outperformed the Treasury Bill Index in eight of the 12 months of the Reporting Period.

More specifically, within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s performance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors. To a lesser extent, the Fund’s cross macro strategy also added value. The cross-macro strategy in one in which we hold relative value positions across rates, currencies and credit within the Fund. The Fund’s long New Zealand versus short Australia and U.K. currency positioning helped most within the cross-macro strategy. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures. The Fund’s combined duration and yield curve positioning strategy also added value during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our currency strategy also contributed positively to the Fund’s performance during the Reporting Period. The currency strategy is implemented primarily through the use of currency forwards.

Conversely, the Fund’s country strategy, wherein we trade based on our analysis of relative value rates across global interest rate markets, detracted from the Fund’s performance during the Reporting Period. In particular, the Fund’s long Australian rates versus short Norwegian and Canadian rates and its long Canadian rates versus short U.S. interest rates positions detracted most. In the country strategy, the team primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries.

Individual issue selection, which are strategies that reflect any active views we take on particular sectors, detracted most during the Reporting Period, dampening results across all sectors in which the Fund was invested.

It is worth noting that the Fund’s duration, country, cross-macro and government/swaps strategies trade developed market sovereign rates and make up a sizable portion of the risk within the portfolio. Therefore, it is expected that often developed market rates will be the largest driver of returns, as opposed to emerging markets rates, which are only traded by the emerging markets debt strategy. Thus, from that perspective, positioning in the U.S. and U.K. rates markets contributed most positively to the Fund’s performance during the Reporting Period, while positions taken in the Australian, Swedish, European, Swiss and Canadian rates markets

29

PORTFOLIO RESULTS

detracted most. Australian and Canadian rates negatively impacted performance the most in October 2021. Rate market volatility was elevated, as financial markets recalibrated expectations for withdrawal of easy monetary policies in response to central bank meeting outcomes and upside inflation surprises. The sell-off in short-term rates was particularly sharp in Australia and Canada. The Bank of Canada pulled forward its projected timeline for interest rate hikes from the “second half” of 2023 to the “middle quarters of 2022.” What we viewed as a small-step change in Bank of Canada forward guidance was met by a large leap in market-implied pricing. Elsewhere, the Royal Bank of Australia abandoned its yield curve control policy and calendar-based forward guidance but continued to reiterate that rate hikes were a distant prospect.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within the Fund’s cross-sector strategy, long exposure to spread, or non-government bond, sectors, including high yield credit; securitized credit, including collateralized loan obligations and asset-backed securities; and emerging markets debt, including sovereign and corporate credit, contributed positively to relative returns during the Reporting Period. So, too, did being short agency mortgage-backed securities. High yield corporate bonds in particular were supported by dovish central bank policy early in the Reporting Period and by strong corporate fundamentals throughout the Reporting Period.

Individual issue selection of mortgage-backed securities derivatives and select mortgage-backed securities pools within the securitized sector detracted most from relative performance during the Reporting Period, especially during the second quarter of 2021. Developed market interest rates continued to fall from the February 2021 interest rate market sell-off. As such, between March 2021 and December 2021, positioning in the mortgage-backed securities sector detracted, with the exception of September 2021 when global rates sold off as upside inflation surprises raised expectations for the pace of easy policy withdrawal. To a lesser extent, individual issue selection with the corporate credit, government/swaps and emerging markets debt sectors also detracted from relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s tactical duration positioning was beneficial to results during the Reporting Period due to our directional interest rate strategies. While we tactically adjusted the Fund’s duration position as market conditions shifted throughout, we generally kept a long rates position at the beginning of the Reporting Period, a short rates position during the middle of the Reporting Period, and a long rates position again at the end of the Reporting Period. The Fund’s yield curve positioning detracted modestly from the Fund’s performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy. We additionally used equity swaps to manage fixed income spread sector exposures via exchange-traded funds; Treasury futures and Eurodollar (i.e., U.S. dollars held in offshore banks) futures to manage duration exposures and curve positioning; structured securities to gain exposure to local emerging market interest rates; yield curve options for hedging in the U.S.; and interest-only mortgage-backed securities to invest in mortgage pools.

30

PORTFOLIO RESULTS

During the Reporting Period, the use of futures, especially U.S. Treasury futures; currency forwards; and credit default swaps had a positive impact on Fund performance. The use of currency options, swaptions and interest rate swaps had a negative impact on Fund performance during the Reporting Period. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging markets fixed income sectors.

Early in the Reporting Period, we rotated the Fund’s position in agency mortgage-backed securities from a long position to a short position, as a higher seasonal supply period had begun while the U.S. Federal Reserve’s (the “Fed”) reinvestment needs were set to ease. We maintained the Fund’s short position in agency mortgage-backed securities, as we expected continued underperformance from the sector in the near term given what we saw as the potential for deteriorating mortgage fundamentals and quantitative tightening, or reduced Fed asset purchases. Additionally, we continued to seek attractive opportunities for carry and roll among various curves and to look for tactical trading opportunities. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative. Carry and roll are related but fundamentally different. We define carry to be a certain number, and roll to be an uncertain number, subject to specific assumptions being met. Carry for a certain horizon is equal to the certain payment(s) encountered over that period, i.e. payments known at the current time. Roll for a certain horizon is equal to the value appreciated simply by letting time elapse, i.e. it is the “return” stemming from a future curve being equal to today’s curve. It is not an expectation.)

By the end of the Reporting Period, the Fund had long positions in investment grade and high yield credit, but we had moderated the Fund’s exposure to corporate credit during the Reporting Period given the potential for slower economic growth due to a fading fiscal policy impulse, in our view, a squeeze on consumer incomes from high inflation and geopolitically-driven tightening in financial conditions. We selectively positioned across the emerging markets debt sector. We also were long securitized credit. Elsewhere, we maintained an emphasis within the Fund on what we viewed as pro-cyclical currencies.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective October 1, 2021, Michael Swell no longer served as a portfolio manager for the Fund, and he retired from Goldman Sachs Asset Management on December 31, 2021. Ashish Shah continues to serve as the portfolio manager for the Fund. Ashish Shah is Managing Director and co-Chief Investment Officer of Global Fixed Income. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned at the end of March 2022?

A	At the end of March 2022, the Fund had the majority of its total net assets invested in cash* at the end of the Reporting Period. The Fund also had significant exposure to high yield corporate bonds, followed by asset-backed securities, emerging markets debt, residential mortgage-backed securities, investment grade corporate bonds, commercial mortgage-backed securities and quasi-government securities. Notably, the Fund had short positions at the end of the Reporting Period in U.S. Treasury securities and agency mortgage-backed securities.

From a rates perspective, the Fund had a long rates position in New Zealand and short rates positions in the U.S., Europe and the U.K. within the duration strategy at the end of the Reporting Period. Within the country strategy, the Fund had long rates positions in Switzerland, Europe, Canada, Australia and Norway and short rates positions in the U.S., the U.K. and New Zealand at the end of the Reporting Period. Within the emerging markets debt strategy, the Fund had long positions in the external dollar emerging markets sovereign debt markets of Romania, Oman, Ivory Coast, Mexico and Nigeria and no significant short positions at the end of the Reporting Period. The Fund had long positions in the local emerging markets sovereign rates markets of South Korea and Brazil and short positions in Poland and Mexico at the end of the Reporting Period.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates and agency-backed adjustable-rate mortgages.

31

FUND BASICS

Goldman Sachs Strategic Income Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”),Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com.There, you can learn more about your Fund’s investment strategies, holdings, and performance.

32

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. As of July 29, 2021, the Fund’s benchmark index was changed from the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE BofAML Three-Month U.S. Treasury Bill Index. The Adviser believes that the ICE BofAML Three-Month U.S. Treasury Bill Index is a more appropriate benchmark index in light of the forthcoming cessation of LIBOR. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-1.12%	1.35%	2.06%	—
Including sales charges	-4.87%	0.58%	1.68%	—

Class C
Excluding contingent deferred sales charges	-1.82%	0.59%	1.31%	—
Including contingent deferred sales charges	-2.80%	0.59%	1.31%	—

Institutional	-0.83%	1.70%	2.41%	—

Investor	-0.90%	1.61%	2.32%	—

Class R6 (Commenced July 31, 2015)	-0.71%	1.71%	N/A	1.58%

Class R	-1.35%	1.10%	1.82%	—

Class P (Commenced April 20, 2018)	-0.71%	N/A	N/A	2.08%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.
**	Effective July 29, 2021, the Fund’s benchmark index was changed from the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE BofAML Three-Month U.S. Treasury Bill Index.

33

FUND BASICS

Index Definitions

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Three-Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that Issue is sold and rolled into a newly selected issue.

The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. It is not possible to invest directly in an index.

34

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 52.9%
Advertising(a)(b) – 0.1%
	Outfront Media Capital LLC/Outfront Media Capital Corp.
	$460,000	4.625%		03/15/30	$431,825

Aerospace & Defense(a) – 1.0%
	General Dynamics Corp.
	65,000	3.250		04/01/25	65,724
	Howmet Aerospace, Inc.
	1,160,000	3.000		01/15/29	1,054,150
	L3Harris Technologies, Inc.
	40,000	4.400		06/15/28	41,486
	Northrop Grumman Corp.
	750,000	2.930		01/15/25	749,100
	25,000	4.030		10/15/47	26,290
	Raytheon Technologies Corp.
	475,000	3.950		08/16/25	490,195
	100,000	4.050		05/04/47	103,086
	35,000	3.125		07/01/50	31,485
	Spirit AeroSystems, Inc.(b)
	495,000	7.500		04/15/25	512,325
	The Boeing Co.
	50,000	3.250		02/01/35	44,724
	25,000	3.375		06/15/46	20,681
	25,000	3.850		11/01/48	21,937
	TransDigm, Inc.
	166,000	6.250	(b)	03/15/26	170,358
	575,000	6.375		06/15/26	577,875

					3,909,416

Agriculture – 0.4%
	BAT Capital Corp.(a)
	840,000	3.222		08/15/24	839,731
	30,000	4.700		04/02/27	30,737
	60,000	3.557		08/15/27	58,388
	25,000	4.758		09/06/49	22,923
	Reynolds American, Inc.
	700,000	4.850		09/15/23	717,983

					1,669,762

Airlines(a) – 0.0%
	Southwest Airlines Co.
	50,000	5.125		06/15/27	53,454

Apparel(a) – 0.0%
	NIKE, Inc.
	65,000	2.850		03/27/30	64,169

Automotive – 1.1%
	BMW US Capital LLC(a)(b)
	30,000	3.625		04/18/29	30,471
	Daimler Finance North America LLC
	45,000	8.500		01/18/31	60,606
	Ford Motor Credit Co. LLC(a)
	976,000	2.300		02/10/25	923,400
	476,000	2.700		08/10/26	440,423
	414,000	3.625		06/17/31	372,151
	General Motors Co.
	425,000	5.400		10/02/23	440,377
	225,000	4.000		04/01/25	227,417
	50,000	5.950	(a)	04/01/49	55,818

Corporate Obligations – (continued)
Automotive – (continued)
	General Motors Financial Co., Inc.(a)
	300,000	4.300		07/13/25	304,377
	125,000	5.650		01/17/29	135,355
	500,000	2.350		01/08/31	432,040
	Hyundai Capital America
	70,000	2.750		09/27/26	66,734
	IHO Verwaltungs GmbH(a)(b)(c) (PIK 7.125%, Cash 6.375%)
	823,000	6.375		05/15/29	814,770
	Lear Corp.(a)
	30,000	5.250		05/15/49	32,200
	Toyota Motor Credit Corp.
	65,000	3.000		04/01/25	65,096

					4,401,235

Banks – 12.3%
	ABN AMRO Bank NV(a)(d) (-1x 5 Year EUR Swap + 4.674%)
EUR	400,000	4.375		12/31/99	443,699
	AIB Group PLC(b)
	$1,300,000	4.750		10/12/23	1,327,365
	Banco do Brasil SA(a)(d) (10 Year CMT + 4.398%)
	200,000	6.250		10/29/49	192,200
	Banco Mercantil del Norte SA/Grand Cayman(a)(b)(d) (5 Year CMT + 4.643%)
	260,000	5.875		12/31/99	239,574
	Banco Santander SA
	800,000	2.746		05/28/25	780,096
	600,000	4.250		04/11/27	606,864
	200,000	2.749		12/03/30	175,836
	Bank of America Corp.
	425,000	4.200		08/26/24	435,531
	1,300,000	3.248	(a)	10/21/27	1,296,412
	925,000	4.183	(a)	11/25/27	943,861
	100,000	6.110		01/29/37	119,465
	(3M USD LIBOR + 0.970%)
	50,000	3.458	(a)(d)	03/15/25	50,315
	(3M USD LIBOR + 1.090%)
	65,000	3.093	(a)(d)	10/01/25	64,779
	(3M USD LIBOR + 0.810%)
	30,000	3.366	(a)(d)	01/23/26	29,996
	(3M USD LIBOR + 1.060%)
	35,000	3.559	(a)(d)	04/23/27	35,126
	(3M USD LIBOR + 1.575%)
	525,000	3.824	(a)(d)	01/20/28	531,221
	(3M USD LIBOR + 1.310%)
	750,000	4.271	(a)(d)	07/23/29	774,562
	(3M USD LIBOR + 1.190%)
	525,000	2.884	(a)(d)	10/22/30	497,485
	(3M USD LIBOR + 0.990%)
	75,000	2.496	(a)(d)	02/13/31	68,819
	(SOFR + 1.530%)
	600,000	1.898	(a)(d)	07/23/31	523,992
	(SOFR + 1.330%)
	800,000	2.972	(a)(d)	02/04/33	750,352
	(5 Year CMT + 1.200%)
	475,000	2.482	(a)(d)	09/21/36	409,046
	(3M USD LIBOR + 1.814%)
	30,000	4.244	(a)(d)	04/24/38	31,332

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Barclays PLC(a)(d) (SOFR + 2.714%)
	$825,000	2.852%		05/07/26	$802,090
	BNP Paribas SA(b)
	1,750,000	3.500		03/01/23	1,768,725
	550,000	3.375		01/09/25	548,317
	(SOFR + 2.074%)
	350,000	2.219	(a)(d)	06/09/26	332,581
	(SOFR + 1.004%)
	725,000	1.323	(a)(d)	01/13/27	660,402
	(5 Year USD Swap + 4.149%)
	200,000	6.625	(a)(d)	12/31/99	206,084
	BPCE SA(b)
	1,025,000	4.000		09/12/23	1,037,587
	525,000	4.625		09/12/28	541,574
	(SOFR + 1.730%)
	750,000	3.116	(a)(d)	10/19/32	676,597
	CaixaBank SA(a)(d) (-1X 5 Year EUR Swap + 6.346%)
EUR	400,000	5.875		12/31/99	466,284
	Citigroup, Inc.
	$780,000	3.500		05/15/23	791,443
	1,050,000	3.400		05/01/26	1,058,956
	125,000	4.300		11/20/26	128,683
	1,125,000	4.450		09/29/27	1,159,807
	475,000	4.125		07/25/28	482,495
	(3M USD LIBOR + 1.023%)
	510,000	4.044	(a)(d)	06/01/24	516,594
	(3M USD LIBOR + 0.897%)
	65,000	3.352	(a)(d)	04/24/25	65,175
	(SOFR + 1.422%)
	550,000	2.976	(a)(d)	11/05/30	523,094
	Citizens Financial Group, Inc.(a)
	65,000	2.850		07/27/26	64,032
	Commerzbank AG(a)(d) (-1x 5 Year EUR Swap + 6.363%)
EUR	400,000	6.125		03/31/99	453,562
	Credit Agricole SA(a)(b)(d)
	(SOFR + 1.676%)
	$375,000	1.907		06/16/26	353,610
	(5 Year USD Swap + 4.319%)
	250,000	6.875		12/31/99	259,283
	Credit Suisse AG
	300,000	2.950		04/09/25	296,868
	Credit Suisse Group AG
	307,000	4.550		04/17/26	312,339
	875,000	4.282	(a)(b)	01/09/28	875,009
	Deutsche Bank AG
	65,000	4.100		01/13/26	65,865
	(SOFR + 2.159%)
	300,000	2.222	(a)(d)	09/18/24	293,634
	(SOFR + 1.870%)
	450,000	2.129	(a)(d)	11/24/26	417,852
	(SOFR + 1.718%)
	525,000	3.035	(a)(d)	05/28/32	472,500
	Fifth Third Bancorp(a)
	375,000	2.375		01/28/25	366,870
	First Horizon Corp.(a)
	700,000	3.550		05/26/23	704,074
	700,000	4.000		05/26/25	708,799

Corporate Obligations – (continued)
Banks – (continued)
	First-Citizens Bank & Trust Co.(a)(d) (SOFR + 1.715%)
	600,000	2.969		09/27/25	594,600
	Freedom Mortgage Corp.(a)(b)
	508,000	7.625		05/01/26	485,140
	GSK Consumer Healthcare Capital US LLC(a)(b)
	875,000	3.375		03/24/27	875,420
	HSBC Holdings PLC
	200,000	4.950		03/31/30	213,976
	(3M USD LIBOR + 1.000%)
	450,000	1.488	(a)(d)	05/18/24	450,328
	(3M USD LIBOR + 1.211%)
	600,000	3.803	(a)(d)	03/11/25	603,174
	(SOFR + 1.538%)
	1,050,000	1.645	(a)(d)	04/18/26	989,803
	Huntington Bancshares, Inc.(a)
	825,000	4.000		05/15/25	841,426
	ING Groep NV(a)(b)(d) (1 Year CMT + 1.100%)
	950,000	1.400		07/01/26	881,239
	JPMorgan Chase & Co.(a)
	425,000	3.625		12/01/27	426,857
	(3M USD LIBOR + 0.730%)
	195,000	3.559	(d)	04/23/24	196,981
	(3M USD LIBOR + 0.890%)
	175,000	3.797	(d)	07/23/24	177,020
	(SOFR + 1.160%)
	550,000	2.301	(d)	10/15/25	537,388
	(3M USD LIBOR + 1.245%)
	475,000	3.960	(d)	01/29/27	485,379
	(SOFR + 2.040%)
	25,000	2.522	(d)	04/22/31	23,150
	(SOFR + 2.515%)
	275,000	2.956	(d)	05/13/31	257,826
	(SOFR + 3.125%)
	800,000	4.600	(d)	12/31/99	771,040
	Macquarie Group Ltd.(a)(b)(d) (SOFR + 1.069%)
	450,000	1.340		01/12/27	409,325
	Mitsubishi UFJ Financial Group, Inc.
	60,000	3.741		03/07/29	60,667
	30,000	4.286		07/26/38	31,550
	Morgan Stanley, Inc.(a)(d) (SOFR + 1.360%)
	750,000	2.484		09/16/36	643,875
	Morgan Stanley, Inc.
	1,050,000	3.700		10/23/24	1,068,732
	50,000	4.000		07/23/25	51,235
	425,000	3.950		04/23/27	433,083
	(3M USD LIBOR + 1.400%)
	1,550,000	1.659	(a)(d)	10/24/23	1,557,982
	(3M USD LIBOR + 0.847%)
	350,000	3.737	(a)(d)	04/24/24	353,483
	(SOFR + 1.152%)
	800,000	2.720	(a)(d)	07/22/25	791,520
	(3M USD LIBOR + 1.628%)
	200,000	4.431	(a)(d)	01/23/30	209,414
	(SOFR + 1.143%)
	725,000	2.699	(a)(d)	01/22/31	678,230
	(SOFR + 1.034%)
	750,000	1.794	(a)(d)	02/13/32	646,762

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Natwest Group PLC
	$826,000	3.875%		09/12/23	$834,194
	(3M USD LIBOR + 1.550%)
	850,000	4.519	(a)(d)	06/25/24	863,251
	(3M USD LIBOR + 1.762%)
	225,000	4.269	(a)(d)	03/22/25	227,698
	(5 Year CMT + 2.100%)
	200,000	3.754	(a)(d)	11/01/29	198,500
	Royal Bank of Canada
	65,000	1.150		07/14/26	59,658
	State Street Corp.(a)(d)
	(3M USD LIBOR + 1.030%)
	60,000	4.141		12/03/29	62,730
	(SOFR + 2.650%)
	25,000	3.152		03/30/31	24,625
	The Toronto-Dominion Bank
	35,000	1.250		09/10/26	32,232
	Turkiye Vakiflar Bankasi TAO
	200,000	8.125		03/28/24	203,538
	200,000	6.500	(b)	01/08/26	190,000
	US Bancorp(a)(d) (5 Year CMT + 2.541%)
	650,000	3.700		12/31/99	589,342
	Virgin Money UK PLC(a)(d) (5 Year UK Government Bond + 8.307%)
GBP	325,000	9.250		12/31/99	451,011
	Wells Fargo & Co.
	$1,975,000	3.000		10/23/26	1,948,278
	600,000	4.300		07/22/27	623,436
	75,000	4.150	(a)	01/24/29	77,843
	(3M USD LIBOR + 1.170%)
	50,000	3.196	(a)(d)	06/17/27	49,398
	Westpac Banking Corp.(a)(d) (5 Year CMT + 2.000%)
	300,000	4.110		07/24/34	296,073

					50,217,125

Beverages – 1.1%
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
	325,000	4.700		02/01/36	353,229
	575,000	4.900		02/01/46	638,871
	Anheuser-Busch InBev Worldwide, Inc.(a)
	650,000	4.600		04/15/48	699,569
	Constellation Brands, Inc.(a)
	625,000	4.400		11/15/25	646,637
	225,000	3.700		12/06/26	227,651
	500,000	3.600		02/15/28	498,540
	625,000	3.150		08/01/29	603,431
	JDE Peet’s NV(a)(b)
	375,000	1.375		01/15/27	337,208
	Keurig Dr Pepper, Inc.(a)
	377,000	4.057		05/25/23	383,481
	60,000	4.417		05/25/25	61,824
	Molson Coors Beverage Co.(a)
	65,000	4.200		07/15/46	62,813
	PepsiCo., Inc.(a)
	60,000	2.750		03/19/30	58,814

Corporate Obligations – (continued)
Beverages – (continued)
	The Coca-Cola Co.
	20,000	1.650		06/01/30	17,936

					4,590,004

Biotechnology(a) – 0.1%
	Royalty Pharma PLC
	425,000	1.200		09/02/25	393,223

Building Materials(a) – 0.7%
	Builders FirstSource, Inc.(b)
	430,000	5.000		03/01/30	424,088
	Carrier Global Corp.
	1,125,000	2.493		02/15/27	1,073,992
	Cemex SAB de CV(b)
	200,000	5.200		09/17/30	199,000
	JELD-WEN, Inc.(b)
	440,000	4.875		12/15/27	420,200
	Martin Marietta Materials, Inc.
	750,000	3.200		07/15/51	639,780
	Masco Corp.
	325,000	1.500		02/15/28	286,839

					3,043,899

Chemicals – 1.5%
	Ashland LLC(a)(b)
	345,000	3.375		09/01/31	304,462
	Ashland Services B.V.(a)
EUR	650,000	2.000		01/30/28	662,788
	Axalta Coating Systems LLC(a)(b)
	$475,000	3.375		02/15/29	415,625
	DuPont de Nemours, Inc.(a)
	425,000	4.205		11/15/23	434,873
	Ecolab, Inc.(a)
	30,000	4.800		03/24/30	33,208
	Huntsman International LLC(a)
	350,000	4.500		05/01/29	361,138
	250,000	2.950		06/15/31	230,625
	International Flavors & Fragrances, Inc.(a)
	650,000	1.832	(b)	10/15/27	591,162
	25,000	5.000		09/26/48	27,441
	LYB International Finance B.V.
	25,000	5.250		07/15/43	27,804
	45,000	4.875	(a)	03/15/44	47,808
	Sasol Financing USA LLC(a)
	310,000	5.875		03/27/24	313,875
	SPCM SA(a)(b)
	590,000	3.375		03/15/30	522,887
	The Dow Chemical Co.(a)
	30,000	3.600		11/15/50	27,925
	The Sherwin-Williams Co.(a)
	500,000	3.450		06/01/27	501,805
	475,000	2.950		08/15/29	458,033
	Tronox, Inc.(a)(b)
	990,000	4.625		03/15/29	925,650
	Valvoline, Inc.(a)(b)
	315,000	3.625		06/15/31	271,687

					6,158,796

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Commercial Services(a) – 1.0%
CoStar Group, Inc.(b)
$625,000	2.800%		07/15/30	$571,586
Global Payments, Inc.
375,000	2.650		02/15/25	368,006
MPH Acquisition Holdings LLC(b)
542,000	5.750		11/01/28	487,800
PayPal Holdings, Inc.
1,150,000	1.650		06/01/25	1,106,576
1,175,000	2.650		10/01/26	1,156,458
TriNet Group, Inc.(b)
460,000	3.500		03/01/29	423,200

				4,113,626

Computers – 1.7%
Amdocs Ltd.(a)
350,000	2.538		06/15/30	318,440
Apple, Inc.(a)
25,000	3.250		02/23/26	25,481
1,875,000	2.450		08/04/26	1,853,625
40,000	4.500		02/23/36	45,712
75,000	2.700		08/05/51	65,259
Dell International LLC/EMC Corp.(a)
160,000	5.450		06/15/23	164,826
275,000	5.850		07/15/25	294,093
325,000	6.020		06/15/26	352,631
50,000	5.300		10/01/29	54,463
50,000	6.200		07/15/30	57,302
25,000	8.350		07/15/46	36,609
Hewlett Packard Enterprise Co.(a)
1,300,000	4.450		10/02/23	1,331,200
909,000	4.900		10/15/25	951,668
25,000	6.200		10/15/35	29,097
HP, Inc.
1,220,000	4.000	(a)	04/15/29	1,215,840
35,000	6.000		09/15/41	40,797
NetApp, Inc.(a)
35,000	2.375		06/22/27	33,332
Western Digital Corp.(a)
30,000	4.750		02/15/26	30,488

				6,900,863

Cosmetics/Personal Care – 0.0%
The Procter & Gamble Co.
45,000	2.800		03/25/27	45,078

Distribution & Wholesale(a) – 0.0%
W.W. Grainger, Inc.
45,000	4.600		06/15/45	49,634

Diversified Financial Services – 3.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,150,000	4.625		07/01/22	1,155,428
450,000	3.300	(a)	01/23/23	451,359
400,000	4.875	(a)	01/16/24	405,212
295,000	6.500	(a)	07/15/25	312,856
1,200,000	2.450	(a)	10/29/26	1,109,316
675,000	3.000	(a)	10/29/28	622,242
275,000	3.400	(a)	10/29/33	247,486

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Air Lease Corp.
550,000	2.250		01/15/23	550,159
455,000	3.375	(a)	07/01/25	448,967
1,325,000	2.875	(a)	01/15/26	1,279,036
875,000	3.750	(a)	06/01/26	869,041
50,000	3.250	(a)	10/01/29	47,193
(5 Year CMT + 3.149%)
750,000	4.125	(a)(d)	12/31/99	638,437
Aircastle Ltd.(a)
65,000	4.250		06/15/26	64,099
Ally Financial, Inc.(a)
275,000	1.450		10/02/23	268,540
American Express Co.(a)
165,000	2.500		07/30/24	164,312
65,000	3.300	(b)	05/03/27	65,320
Aviation Capital Group LLC(a)(b)
375,000	1.950		01/30/26	345,041
Avolon Holdings Funding Ltd.(a)(b)
425,000	3.950		07/01/24	422,998
675,000	2.875		02/15/25	648,364
175,000	4.250		04/15/26	173,516
Blackstone Private Credit Fund(a)(b)
70,000	2.625		12/15/26	62,821
Brookfield Finance, Inc.(a)
60,000	4.850		03/29/29	63,896
Capital One Financial Corp.(a)
320,000	3.300		10/30/24	321,962
CME Group, Inc.(a)
25,000	5.300		09/15/43	30,582
GE Capital International Funding Co.
250,000	4.418		11/15/35	269,560
Huarong Finance 2019 Co. Ltd.
280,000	3.750		05/29/24	274,400
Mastercard, Inc.(a)
250,000	3.300		03/26/27	255,078
Navient Corp.(a)
508,000	5.000		03/15/27	485,140
15,000	4.875		03/15/28	13,781
Raymond James Financial, Inc.(a)
75,000	4.650		04/01/30	79,444
The Charles Schwab Corp.(a)
60,000	4.200		03/24/25	62,174
Visa, Inc.(a)
60,000	4.150		12/14/35	65,470

				12,273,230

Electrical – 1.8%
Alliant Energy Finance LLC(a)(b)
375,000	3.750		06/15/23	379,110
Ameren Corp.(a)
125,000	3.500		01/15/31	123,541
Appalachian Power Co.(a)
30,000	3.700		05/01/50	28,056
Berkshire Hathaway Energy Co.(a)
225,000	3.250		04/15/28	224,860
400,000	3.700		07/15/30	411,484

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
	Constellation Energy Generation LLC(a)
	$35,000	3.250%		06/01/25	$34,922
	Dominion Energy, Inc.(e)
	675,000	3.071		08/15/24	673,380
	Enel Finance International NV(a)(b)
	975,000	1.875		07/12/28	877,110
	Exelon Corp.(a)
	325,000	4.050		04/15/30	335,514
	30,000	4.450		04/15/46	31,353
	50,000	4.700		04/15/50	55,028
	Greenko Power II Ltd.(a)(b)
	200,000	4.300		12/13/28	188,310
	NextEra Energy Capital Holdings, Inc.(a)
	525,000	1.900		06/15/28	483,719
	NRG Energy, Inc.(a)(b)
	675,000	3.750		06/15/24	672,205
	Ohio Edison Co.
	25,000	6.875		07/15/36	32,480
	Pacific Gas & Electric Co.(a)
	250,000	2.100		08/01/27	224,765
	125,000	3.300		08/01/40	102,494
	PacifiCorp(a)
	30,000	4.150		02/15/50	31,389
	Southern California Edison Co.(a)
	725,000	3.700		08/01/25	736,991
	450,000	4.200		03/01/29	465,781
	25,000	4.875		03/01/49	26,728
	Southern Power Co.(a)
	60,000	4.950		12/15/46	63,915
	Southwestern Electric Power Co.(a)
	35,000	2.750		10/01/26	34,234
	Vistra Operations Co. LLC(a)(b)
	1,175,000	3.550		07/15/24	1,164,531

					7,401,900

Electronics(a)(b) – 0.1%
	Sensata Technologies, Inc.
	276,000	3.750		02/15/31	255,645

Engineering & Construction(a) – 0.5%
	Cellnex Finance Co. SA
EUR	500,000	1.250		01/15/29	483,337
	MasTec, Inc.(b)
	$610,000	4.500		08/15/28	603,900
	Mexico City Airport Trust
	400,000	4.250		10/31/26	395,000
	250,000	3.875	(b)	04/30/28	237,188
	310,000	5.500	(b)	07/31/47	273,962

					1,993,387

Entertainment(a)(b) – 0.7%
	Caesars Entertainment, Inc.
	498,000	6.250		07/01/25	514,185
	Magallanes, Inc.
	625,000	4.054		03/15/29	628,050
	775,000	5.050		03/15/42	790,647
	875,000	5.141		03/15/52	895,773

					2,828,655

Corporate Obligations – (continued)
Environmental(a) – 0.1%
	GFL Environmental, Inc.(b)
	150,000	3.750		08/01/25	146,625
	Waste Management, Inc.
	250,000	1.150		03/15/28	223,693

					370,318

Food & Drug Retailing(a) – 0.5%
	B&G Foods, Inc.
	435,000	5.250		09/15/27	415,425
	JBS USA LUX SA/ BS USA Food Co./JBS USA Finance, Inc.(b)
	40,000	3.750		12/01/31	37,100
	Kraft Heinz Foods Co.
	915,000	3.750		04/01/30	913,856
	Post Holdings, Inc.(b)
	498,000	5.625		01/15/28	488,663
	Sysco Corp.
	75,000	6.600		04/01/40	97,592
	30,000	4.500		04/01/46	31,079

					1,983,715

Gaming(a) – 0.2%
	MGM Resorts International
	310,000	6.750		05/01/25	320,850
	438,000	4.750		10/15/28	422,670

					743,520

Gas(a) – 0.1%
	NiSource, Inc.
	100,000	3.600		05/01/30	99,231
	The East Ohio Gas Co.(b)
	185,000	1.300		06/15/25	174,327

					273,558

Healthcare Providers & Services – 1.4%
	Baxter International, Inc.(a)(b)
	525,000	1.915		02/01/27	490,964
	525,000	2.539		02/01/32	480,071
	Centene Corp.(a)
	1,270,000	3.000		10/15/30	1,168,400
	CommonSpirit Health(a)
	635,000	3.910		10/01/50	604,972
	DENTSPLY SIRONA, Inc.(a)
	350,000	3.250		06/01/30	337,267
	DH Europe Finance II S.a.r.l.(a)
	700,000	2.200		11/15/24	686,497
	275,000	2.600		11/15/29	261,995
	HCA, Inc.(a)
	875,000	3.500		09/01/30	842,188
	STERIS Irish FinCo UnLtd Co.(a)
	525,000	2.700		03/15/31	482,176
	Thermo Fisher Scientific, Inc.(a)
	100,000	1.750		10/15/28	91,607
	UnitedHealth Group, Inc.
	60,000	3.750		07/15/25	61,706
	25,000	4.250	(a)	06/15/48	27,453

					5,535,296

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Household Products(a) – 0.1%
Kimberly-Clark Corp.
$10,000	2.875%		02/07/50	$8,994
Spectrum Brands, Inc.(b)
475,000	3.875		03/15/31	418,000

				426,994

Housewares(a) – 0.1%
The Scotts Miracle-Gro Co.
524,000	4.000		04/01/31	458,500

Insurance – 1.5%
Acrisure LLC/Acrisure Finance, Inc.(a)(b)
536,000	4.250		02/15/29	485,750
American International Group, Inc.
100,000	4.125		02/15/24	102,418
1,075,000	3.900	(a)	04/01/26	1,102,251
375,000	4.200	(a)	04/01/28	390,176
250,000	3.400	(a)	06/30/30	249,665
65,000	3.875	(a)	01/15/35	66,164
Arch Capital Finance LLC(a)
1,000,000	4.011		12/15/26	1,028,620
Arch Capital Group US, Inc.
250,000	5.144		11/01/43	274,660
Berkshire Hathaway, Inc.(a)
55,000	3.125		03/15/26	55,610
Brighthouse Financial, Inc.(a)
65,000	4.700		06/22/47	63,187
Corebridge Financial, Inc.(a)(b)
485,000	3.900		04/05/32	484,282
Great-West Lifeco Finance 2018 LP(a)(b)
225,000	4.047		05/17/28	230,967
Jackson Financial, Inc.(a)(b)
35,000	4.000		11/23/51	29,666
Marsh & McLennan Cos., Inc.(a)
575,000	4.375		03/15/29	608,183
Nationwide Financial Services, Inc.(a)(b)
60,000	3.900		11/30/49	59,640
Reinsurance Group of America, Inc.(a)
65,000	3.900		05/15/29	65,636
XLIT Ltd.
775,000	4.450		03/31/25	795,623

				6,092,498

Internet(a) – 0.6%
Amazon.com, Inc.
60,000	5.200		12/03/25	64,681
430,000	3.875		08/22/37	453,181
Expedia Group, Inc.
300,000	3.600		12/15/23	301,983
125,000	4.625		08/01/27	130,090
300,000	2.950		03/15/31	278,367
Match Group Holdings II LLC(b)
290,000	3.625		10/01/31	260,275
Prosus NV(b)
200,000	3.832		02/08/51	144,875
Uber Technologies, Inc.(b)
650,000	7.500		05/15/25	676,813

				2,310,265

Corporate Obligations – (continued)
Iron/Steel – 0.2%
ArcelorMittal SA
440,000	4.250		07/16/29	447,352
Steel Dynamics, Inc.(a)
150,000	2.400		06/15/25	145,347
275,000	1.650		10/15/27	249,708
Vale Overseas Ltd.
134,000	6.250		08/10/26	147,092

				989,499

Lodging(a) – 0.6%
Hilton Domestic Operating Co., Inc.
969,000	4.875		01/15/30	964,155
3,000	4.000	(b)	05/01/31	2,820
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(b)
522,000	5.000		06/01/29	498,510
Hyatt Hotels Corp.
475,000	1.800		10/01/24	457,025
Marriott Ownership Resorts, Inc.(b)
630,000	4.500		06/15/29	593,775

				2,516,285

Machinery – Construction & Mining – 0.0%
Caterpillar Financial Services Corp.
35,000	0.800		11/13/25	32,531

Machinery-Diversified(a) – 0.1%
Deere & Co.
65,000	2.750		04/15/25	64,887
Otis Worldwide Corp.
175,000	2.293		04/05/27	166,061
25,000	2.565		02/15/30	23,363

				254,311

Media – 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,012,000	4.500		02/01/24	1,036,865
425,000	4.908		07/23/25	440,075
Comcast Corp.
256,000	3.300	(a)	02/01/27	259,610
6,000	6.500		11/15/35	7,770
25,000	3.900	(a)	03/01/38	25,661
75,000	3.750	(a)	04/01/40	75,319
Cox Communications, Inc.(a)(b)
80,000	2.950		10/01/50	62,936
CSC Holdings LLC(a)(b)
243,000	3.375		02/15/31	204,727
DISH DBS Corp.
465,000	7.750		07/01/26	461,512
Fox Corp.(a)
300,000	4.030		01/25/24	306,270
NBCUniversal Media LLC
458,000	4.450		01/15/43	493,587
Sirius XM Radio, Inc.(a)(b)
230,000	3.125		09/01/26	216,775
201,000	3.875		09/01/31	182,910

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
The Walt Disney Co.
$1,125,000	4.000%		10/01/23	$1,151,561

				4,925,578

Mining – 1.2%
Freeport-McMoRan, Inc.(a)
1,415,000	4.625		08/01/30	1,441,531
Glencore Finance Canada Ltd.(b)
650,000	4.250		10/25/22	656,428
Glencore Funding LLC(a)(b)
1,800,000	4.125		03/12/24	1,825,974
450,000	1.625		04/27/26	416,066
250,000	2.625		09/23/31	223,573
80,000	3.375		09/23/51	67,203
Newcrest Finance Pty Ltd.(a)(b)
150,000	3.250		05/13/30	143,643
Teck Resources Ltd.(a)
250,000	3.900		07/15/30	249,593
40,000	6.250		07/15/41	47,903

				5,071,914

Miscellaneous Manufacturing – 0.2%
General Electric Co.
25,000	6.750		03/15/32	31,497
30,000	5.875		01/14/38	36,069
Hillenbrand, Inc.(a)
780,000	3.750		03/01/31	713,700

				781,266

Multi-National(a)(b) – 0.1%
The African Export-Import Bank
270,000	2.634		05/17/26	251,238
240,000	3.798		05/17/31	221,369

				472,607

Office & Business Equipment(a) – 0.2%
CDW LLC / CDW Finance Corp.
70,000	3.250		02/15/29	64,313
Xerox Holdings Corp.(b)
550,000	5.000		08/15/25	552,750

				617,063

Oil Field Services – 1.7%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.(a)
60,000	4.486		05/01/30	64,132
BP Capital Markets America, Inc.(a)
60,000	3.543		04/06/27	60,749
30,000	3.937		09/21/28	31,035
225,000	4.234		11/06/28	236,390
Cenovus Energy, Inc.
40,000	6.750		11/15/39	49,577
Chevron USA, Inc.(a)
70,000	0.687		08/12/25	65,339
Continental Resources, Inc.(a)(b)
60,000	5.750		01/15/31	65,550
Devon Energy Corp.(a)
227,000	5.850		12/15/25	245,841

Corporate Obligations – (continued)
Oil Field Services – (continued)
Devon Energy Corp.(a) – (continued)
221,000	5.875		06/15/28	233,449
165,000	5.600		07/15/41	190,634
EQT Corp.(a)
145,000	3.900		10/01/27	143,550
610,000	3.625	(b)	05/15/31	579,500
Equinor ASA(a)
65,000	2.875		04/06/25	65,053
Exxon Mobil Corp.(a)
50,000	4.227		03/19/40	53,978
15,000	4.114		03/01/46	16,133
Halliburton Co.
2,000	3.800	(a)	11/15/25	2,043
50,000	6.700		09/15/38	63,023
Lukoil Securities B.V.(b)
210,000	3.875		05/06/30	108,150
Lundin Energy Finance B.V.(a)(b)
600,000	2.000		07/15/26	560,208
Nabors Industries, Inc.(a)(b)
415,000	9.000		02/01/25	430,562
Occidental Petroleum Corp.
760,000	7.500		05/01/31	927,200
Petroleos de Venezuela SA(f)
4,280,000	6.000		10/28/22	149,800
1,110,000	5.375		04/12/27	74,925
Phillips 66(a)
100,000	3.850		04/09/25	101,996
200,000	1.300		02/15/26	186,996
65,000	3.900		03/15/28	66,127
Qatar Energy(a)(b)
410,000	3.300		07/12/51	377,200
Reliance Industries Ltd.(b)
250,000	3.625		01/12/52	221,191
Schlumberger Holdings Corp.(a)(b)
65,000	3.900		05/17/28	65,691
Shell International Finance B.V.
60,000	3.250		05/11/25	60,602
40,000	2.875	(a)	11/26/41	35,967
Southwestern Energy Co.(a)
425,000	5.375		03/15/30	431,375
Suncor Energy, Inc.
225,000	2.800		05/15/23	225,500
450,000	3.100	(a)	05/15/25	448,056
Valero Energy Corp.(a)
350,000	2.850		04/15/25	345,786

				6,983,308

Packaging(a) – 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b)
425,000	5.250		04/30/25	425,000
Ball Corp.
1,044,000	3.125		09/15/31	931,770
Berry Global, Inc.
375,000	1.570		01/15/26	349,991

				1,706,761

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – 1.9%
	AbbVie, Inc.(a)
	$65,000	3.600%	05/14/25	$65,972
	225,000	4.450	05/14/46	239,585
	25,000	4.875	11/14/48	28,370
	Bausch Health Americas, Inc.(a)(b)
	708,000	9.250	04/01/26	727,470
	Bayer US Finance II LLC(a)(b)
	950,000	3.875	12/15/23	961,960
	Becton Dickinson & Co.(a)
	580,000	3.700	06/06/27	588,677
	Bristol Myers Squibb Co.(a)
	60,000	3.900	02/20/28	62,654
	275,000	2.950	03/15/32	269,517
	Cigna Corp.(a)
	525,000	2.400	03/15/30	486,019
	CVS Health Corp.(a)
	950,000	3.375	08/12/24	961,618
	450,000	3.875	07/20/25	459,243
	30,000	4.300	03/25/28	31,449
	60,000	4.780	03/25/38	65,500
	150,000	5.125	07/20/45	169,743
	GlaxoSmithKline Capital, Inc.
	25,000	6.375	05/15/38	33,318
	Johnson & Johnson(a)
	55,000	3.550	03/01/36	56,944
	30,000	3.625	03/03/37	31,091
	Merck & Co., Inc.(a)
	35,000	3.400	03/07/29	35,845
	Novartis Capital Corp.(a)
	70,000	2.200	08/14/30	65,760
	Pfizer, Inc.(a)
	750,000	3.450	03/15/29	772,192
	PRA Health Sciences, Inc.(a)(b)
	200,000	2.875	07/15/26	189,750
	Prestige Brands, Inc.(a)(b)
	635,000	3.750	04/01/31	566,737
	Takeda Pharmaceutical Co. Ltd.(a)
	680,000	2.050	03/31/30	612,585
	Wyeth LLC
	45,000	5.950	04/01/37	57,115

				7,539,114

Pipelines – 2.5%
	Cheniere Energy Partners LP(a)
	1,220,000	4.500	10/01/29	1,226,100
	DCP Midstream Operating LP(a)
	455,000	3.250	02/15/32	410,637
	Enbridge, Inc.(a)
	775,000	2.500	08/01/33	688,704
	Energy Transfer LP(a)
	875,000	4.200	09/15/23	886,874
	200,000	4.250	04/01/24	203,140
	550,000	5.250	04/15/29	589,413
	Energy Transfer LP(a)
	725,000	5.500	06/01/27	776,888
	75,000	5.400	10/01/47	78,318

Corporate Obligations – (continued)
Pipelines – (continued)
	Enterprise Products Operating LLC(a)
	65,000	3.700	02/15/26	65,915
	Galaxy Pipeline Assets Bidco Ltd.(b)
	200,000	2.625	03/31/36	179,413
	Kinder Morgan Energy Partners LP(a)
	1,025,000	3.500	09/01/23	1,034,327
	Kinder Morgan, Inc.
	500	7.750	01/15/32	645
	MPLX LP(a)
	225,000	4.800	02/15/29	239,940
	200,000	4.500	04/15/38	203,814
	Plains All American Pipeline LP/PAA Finance Corp.(a)
	425,000	3.850	10/15/23	428,791
	Sabine Pass Liquefaction LLC(a)
	300,000	5.625	04/15/23	307,125
	Spectra Energy Partners LP(a)
	65,000	3.500	03/15/25	65,417
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(b)
	502,000	6.000	12/31/30	486,940
	Targa Resources Corp. (a)
	235,000	4.200	02/01/33	237,134
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
	1,220,000	5.000	01/15/28	1,241,350
	The Williams Cos., Inc.(a)
	450,000	3.900	01/15/25	456,210
	TransCanada PipeLines Ltd.(a)
	55,000	4.875	01/15/26	57,746

				9,864,841

Real Estate(a)(d) – 0.1%
	Samhallsbyggnadsbolaget i Norden AB (-1X 5 Year EUR Swap + 3.227%)
EUR	410,000	2.625	12/31/99	380,711

Real Estate Investment Trust(a) – 3.3%
	Alexandria Real Estate Equities, Inc.
	$325,000	3.800	04/15/26	330,756
	350,000	3.375	08/15/31	344,897
	American Campus Communities Operating Partnership LP
	800,000	3.750	04/15/23	806,488
	American Homes 4 Rent LP
	180,000	2.375	07/15/31	159,232
	American Tower Corp.
	925,000	3.375	05/15/24	928,450
	Camden Property Trust
	65,000	3.150	07/01/29	64,407
	Crown Castle International Corp.
	1,275,000	3.150	07/15/23	1,283,632
	65,000	3.100	11/15/29	61,751
	75,000	3.300	07/01/30	71,788
	CubeSmart LP
	575,000	2.500	02/15/32	514,941
	Duke Realty LP
	300,000	1.750	07/01/30	261,567
	EPR Properties
	30,000	4.500	06/01/27	29,711

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(a) – (continued)
Host Hotels & Resorts LP
$400,000	2.900%		12/15/31	$358,176
Invitation Homes Operating Partnership LP
300,000	2.300		11/15/28	272,673
Kilroy Realty LP
500,000	4.750		12/15/28	526,870
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(b)
813,000	3.875		02/15/29	804,870
MPT Operating Partnership LP/MPT Finance Corp.
782,000	3.500		03/15/31	722,373
National Retail Properties, Inc.
235,000	3.900		06/15/24	238,701
400,000	4.000		11/15/25	409,316
Public Storage
60,000	1.850		05/01/28	55,433
Realty Income Corp.
800,000	4.625		11/01/25	836,768
200,000	3.400		01/15/28	199,622
400,000	2.850		12/15/32	377,896
Regency Centers LP
700,000	2.950		09/15/29	667,723
Spirit Realty LP
725,000	4.000		07/15/29	733,011
Trust Fibra Uno(b)
300,000	5.250		12/15/24	308,494
UDR, Inc.
150,000	2.100		08/01/32	129,738
Ventas Realty LP
60,000	4.400		01/15/29	62,978
VICI Properties LP/VICI Note Co., Inc.(b)
765,000	3.750		02/15/27	743,006
Welltower, Inc.
60,000	4.250		04/15/28	62,219
Weyerhaeuser Co.
200,000	3.375		03/09/33	194,842
WP Carey, Inc.
155,000	4.600		04/01/24	159,092
105,000	4.000		02/01/25	107,308
425,000	3.850		07/15/29	429,892

				13,258,621

Retailing – 1.5%
7-Eleven, Inc.(a)(b)
700,000	1.300		02/10/28	612,738
Arko Corp.(a)(b)
470,000	5.125		11/15/29	427,700
Asbury Automotive Group, Inc.(a)
501,000	4.750		03/01/30	469,688
AutoNation, Inc.(a)
225,000	4.750		06/01/30	234,788
CK Hutchison International 20 Ltd.(a)(b)
200,000	2.500		05/08/30	185,422
Dollar Tree, Inc.(a)
525,000	4.000		05/15/25	537,763
IRB Holding Corp.(a)(b)
731,000	7.000		06/15/25	743,792

Corporate Obligations – (continued)
Retailing – (continued)
Lowe’s Cos., Inc.(a)
425,000	1.700		09/15/28	385,101
650,000	1.700		10/15/30	567,833
McDonald’s Corp.
30,000	6.300		03/01/38	38,436
75,000	4.450	(a)	09/01/48	80,876
Starbucks Corp.(a)
850,000	3.800		08/15/25	871,649
Suburban Propane Partners LP/Suburban Energy Finance Corp.(a)(b)
450,000	5.000		06/01/31	421,875
The Home Depot, Inc.(a)
275,000	3.900		12/06/28	288,131
Tractor Supply Co.(a)
400,000	1.750		11/01/30	343,804
Walgreens Boots Alliance, Inc.(a)
60,000	4.100		04/15/50	58,068

				6,267,664

Semiconductors – 1.8%
Applied Materials, Inc.(a)
275,000	1.750		06/01/30	249,483
Broadcom, Inc.
510,000	4.150		04/15/32	508,883
225,000	3.419	(a)(b)	04/15/33	209,972
2,331,000	3.137	(a)(b)	11/15/35	2,055,103
650,000	3.500	(a)(b)	02/15/41	580,190
65,000	3.750	(a)(b)	02/15/51	58,046
Intel Corp.(a)
35,000	3.400		03/25/25	35,524
55,000	3.750		03/25/27	56,958
Lam Research Corp.(a)
375,000	1.900		06/15/30	340,110
Microchip Technology, Inc.
625,000	2.670		09/01/23	623,212
Micron Technology, Inc.(a)
350,000	2.703		04/15/32	317,625
NXP B.V./NXP Funding LLC/NXP USA, Inc.(a)(b)
50,000	3.875		06/18/26	50,213
275,000	3.400		05/01/30	267,619
800,000	2.500		05/11/31	722,280
ON Semiconductor Corp.(a)(b)
860,000	3.875		09/01/28	821,300
QUALCOMM, Inc.(a)
35,000	3.450		05/20/25	35,534
35,000	4.650		05/20/35	39,110
TSMC Global Ltd.(a)(b)
200,000	2.250		04/23/31	181,556

				7,152,718

Software(a) – 1.0%
Adobe, Inc.
450,000	2.150		02/01/27	437,099
Citrix Systems, Inc.
60,000	4.500		12/01/27	61,543
Clarivate Science Holdings Corp.(b)
575,000	3.875		07/01/28	544,813

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Software(a) – (continued)
Fiserv, Inc.
$750,000	3.200%		07/01/26	$747,922
Intuit, Inc.
175,000	1.350		07/15/27	159,653
MSCI, Inc.(b)
506,000	3.625		11/01/31	475,640
Oracle Corp.
70,000	3.900		05/15/35	65,703
60,000	3.850		07/15/36	55,337
ServiceNow, Inc.
550,000	1.400		09/01/30	467,396
VMware, Inc.
175,000	1.800		08/15/28	155,960
Workday, Inc.
225,000	3.500		04/01/27	225,459
250,000	3.700		04/01/29	250,405
150,000	3.800		04/01/32	149,868
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.(b)
525,000	3.875		02/01/29	480,375

				4,277,173

Telecommunication Services – 2.9%
AT&T, Inc.(a)
400,000	4.450		04/01/24	411,876
1,375,000	2.300		06/01/27	1,312,231
100,000	1.650		02/01/28	91,084
500,000	2.750		06/01/31	468,355
694,000	2.550		12/01/33	617,355
175,000	4.900		08/15/37	190,848
450,000	3.500		06/01/41	414,373
100,000	5.150		11/15/46	114,062
225,000	5.450		03/01/47	268,524
25,000	4.500		03/09/48	26,165
175,000	5.150		02/15/50	200,470
300,000	3.650		06/01/51	273,288
100,000	3.500		09/15/53	88,417
British Telecommunications PLC
45,000	9.625		12/15/30	61,488
Ciena Corp.(a)(b)
330,000	4.000		01/31/30	316,800
Rogers Communications, Inc.(a)
45,000	4.300		02/15/48	44,414
T-Mobile USA, Inc.(a)
625,000	3.500		04/15/25	628,787
375,000	1.500		02/15/26	349,748
1,050,000	3.750		04/15/27	1,057,591
275,000	2.050		02/15/28	251,961
65,000	3.875		04/15/30	65,273
520,000	2.875		02/15/31	468,650
250,000	3.000		02/15/41	211,218
Verizon Communications, Inc.
1,265,000	2.100	(a)	03/22/28	1,180,877
630,000	4.329		09/21/28	664,984
575,000	3.150	(a)	03/22/30	565,058
800,000	2.550	(a)	03/21/31	743,296
1,004,000	2.355	(a)(b)	03/15/32	907,726

				11,994,919

Corporate Obligations – (continued)
Transportation – 0.3%
Canadian National Railway Co.(a)
40,000	2.450		05/01/50	32,614
Canadian Pacific Railway Co.
200,000	2.050	(a)	03/05/30	183,392
325,000	2.450	(a)	12/02/31	301,408
40,000	5.950		05/15/37	49,230
Union Pacific Corp.(a)
525,000	2.800		02/14/32	504,725

				1,071,369

TOTAL CORPORATE OBLIGATIONS
(Cost $223,634,236)				$215,147,843

Mortgage-Backed Obligations – 34.3%
Collateralized Mortgage Obligations – 4.7%
Interest Only(g) – 0.7%
FHLMC REMIC Series 4314, Class SE(d) (-1x 1M USD LIBOR + 6.050%)
$330,773	5.653%		03/15/44	$44,989
FHLMC REMIC Series 4583, Class ST(d) (-1x 1M USD LIBOR + 6.000%)
646,232	5.603		05/15/46	101,933
FHLMC REMIC Series 4989, Class EI
318,904	4.000		07/25/50	60,979
FHLMC REMIC Series 4998, Class GI
1,171,327	4.000		08/25/50	216,198
FHLMC REMIC Series 5020, Class IH
1,019,614	3.000		08/25/50	152,743
FNMA REMIC Series 2011-124, Class SC(d) (-1x 1M USD LIBOR + 6.550%)
147,646	6.093		12/25/41	21,670
FNMA REMIC Series 2012-5, Class SA(d) (-1x 1M USD LIBOR + 5.950%)
212,146	5.493		02/25/42	29,664
FNMA REMIC Series 2012-88, Class SB(d) (-1x 1M USD LIBOR + 6.670%)
145,656	6.213		07/25/42	19,315
FNMA REMIC Series 2014-6, Class SA(d) (-1x 1M USD LIBOR + 6.600%)
184,815	6.143		02/25/44	28,979
FNMA REMIC Series 2017-31, Class SG(d) (-1x 1M USD LIBOR + 6.100%)
507,437	5.643		05/25/47	85,149
FNMA REMIC Series 2018-17, Class CS(d) (-1x 1M USD LIBOR + 3.450%)
637,424	2.500		03/25/48	27,822
FNMA REMIC Series 2020-49, Class KS(d) (-1x 1M USD LIBOR + 6.100%)
432,023	5.643		07/25/50	73,812
FNMA REMIC Series 2020-62, Class GI
666,011	4.000		06/25/48	123,964
GNMA REMIC Series 2020-61, Class SW(d) (-1X 1M USD LIBOR + 6.050%)
481,748	5.601		08/20/49	55,535

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2010-20, Class SE(d) (-1x 1M USD LIBOR + 6.250%)
$488,238	5.801%	02/20/40	$73,789
GNMA REMIC Series 2013-181, Class SA(d) (-1x 1M USD LIBOR + 6.100%)
243,096	5.651	11/20/43	35,617
GNMA REMIC Series 2014-132, Class SL(d) (-1x 1M USD LIBOR + 6.100%)
200,977	5.651	10/20/43	17,050
GNMA REMIC Series 2014-133, Class BS(d) (-1x 1M USD LIBOR + 5.600%)
137,901	5.151	09/20/44	16,943
GNMA REMIC Series 2014-162, Class SA(d) (-1x 1M USD LIBOR + 5.600%)
114,058	5.151	11/20/44	14,649
GNMA REMIC Series 2015-111, Class IM
314,182	4.000	08/20/45	42,604
GNMA REMIC Series 2015-119, Class SN(d) (-1x 1M USD LIBOR + 6.250%)
149,397	5.801	08/20/45	22,669
GNMA REMIC Series 2015-123, Class SP(d) (-1x 1M USD LIBOR + 6.250%)
188,023	5.801	09/20/45	29,703
GNMA REMIC Series 2015-167, Class AS(d) (-1x 1M USD LIBOR + 6.250%)
114,221	5.801	11/20/45	16,520
GNMA REMIC Series 2015-168, Class SD(d) (-1x 1M USD LIBOR + 6.200%)
90,003	5.751	11/20/45	13,614
GNMA REMIC Series 2016-109, Class IH
446,495	4.000	10/20/45	51,996
GNMA REMIC Series 2016-27, Class IA
181,384	4.000	06/20/45	19,933
GNMA REMIC Series 2018-122, Class HS(d) (-1x 1M USD LIBOR + 6.200%)
467,305	5.751	09/20/48	66,079
GNMA REMIC Series 2018-122, Class SE(d) (-1x 1M USD LIBOR + 6.200%)
305,102	5.751	09/20/48	38,614
GNMA REMIC Series 2018-124, Class SN(d) (-1x 1M USD LIBOR + 6.200%)
442,185	5.751	09/20/48	60,732
GNMA REMIC Series 2018-137, Class SN(d) (-1x 1M USD LIBOR + 6.150%)
344,083	5.701	10/20/48	43,606
GNMA REMIC Series 2018-139, Class SQ(d) (-1x 1M USD LIBOR + 6.150%)
235,499	5.701	10/20/48	27,408
GNMA REMIC Series 2019-1, Class SN(d) (-1x 1M USD LIBOR + 6.050%)
94,685	5.601	01/20/49	11,036
GNMA REMIC Series 2019-110, Class PS(d) (-1X 1M USD LIBOR + 6.050%)
218,141	5.601	09/20/49	33,394
GNMA REMIC Series 2019-151, Class IA
1,081,887	3.500	12/20/49	160,692

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2019-151, Class NI
649,212	3.500	10/20/49	79,045
GNMA REMIC Series 2019-153, Class EI
1,358,358	4.000	12/20/49	202,476
GNMA REMIC Series 2019-20, Class SF(d) (-1x 1M USD LIBOR + 3.790%)
184,958	3.341	02/20/49	9,447
GNMA REMIC Series 2019-6, Class SA(d) (-1x 1M USD LIBOR + 6.050%)
103,509	5.601	01/20/49	13,188
GNMA REMIC Series 2020-146, Class KI
1,562,544	2.500	10/20/50	190,537
GNMA REMIC Series 2020-151, Class MI
846,644	2.500	10/20/50	109,489
GNMA REMIC Series 2020-173, Class AI
410,768	2.500	11/20/50	44,047
GNMA REMIC Series 2020-21, Class SA(d) (-1x 1M USD LIBOR + 6.050%)
704,373	5.601	02/20/50	105,942
GNMA REMIC Series 2020-55, Class AS(d) (-1x 1M USD LIBOR + 6.050%)
641,440	5.601	04/20/50	95,763
GNMA REMIC Series 2020-61, Class GI
617,205	5.000	05/20/50	85,380
GNMA REMIC Series 2020-61, Class SF(d) (-1x 1M USD LIBOR + 6.440%)
260,995	5.991	07/20/43	39,248
GNMA REMIC Series 2020-78, Class DI
828,513	4.000	06/20/50	116,341

			2,930,303

Regular Floater(d) – 0.0%
FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
56,729	0.907	07/25/41	57,269

Sequential Fixed Rate – 0.1%
FNMA REMIC Series 2005-70, Class PA
27,845	5.500	08/25/35	29,923
FNMA REMIC Series 2011-52, Class GB
213,390	5.000	06/25/41	226,333
FNMA REMIC Series 2012-111, Class B
19,410	7.000	10/25/42	21,118
FNMA REMIC Series 2012-153, Class B
52,132	7.000	07/25/42	58,690

			336,064

Sequential Floating Rate(d) – 3.9%
Alternative Loan Trust Series 2006-OC8, Class 2A3 (1M USD LIBOR + 0.500%)
1,456,237	0.957	11/25/36	1,315,897
Bellemeade Re Ltd. Series 2021-2A, Class M1B(b) (1M SOFR + 1.500%)
275,000	1.599	06/25/31	267,766
CHNGE Mortgage Trust Series 2022-1, Class A1(b)
285,372	3.007	01/25/67	279,533

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(d) – (continued)
	CIM Trust Series 2019-INV3, Class A15(b)
	$79,415	3.500%	08/25/49	$78,437
	Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2(b) (1M USD LIBOR + 2.400%)
	86,575	2.857	04/25/31	86,567
	Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2(b) (1M USD LIBOR + 2.300%)
	125,492	2.757	08/25/31	125,532
	Connecticut Avenue Securities Trust Series 2020-R01, Class 1M2(b) (1M USD LIBOR + 2.050%)
	20,173	2.507	01/25/40	20,148
	Connecticut Avenue Securities Trust Series 2021-R01, Class 1B2(b) (1M SOFR + 6.000%)
	389,000	6.099	10/25/41	359,230
	Connecticut Avenue Securities Trust Series 2022-R02, Class 2M2(b) (1M SOFR + 3.000%)
	310,000	3.099	01/25/42	302,668
	Countrywide Alternative Loan Trust Series 2007-OA6, Class A1A (1M USD LIBOR + 0.280%)
	272,690	0.737	06/25/37	256,969
	CSMC Series 2021-NQM8, Class A1(b)
	159,433	1.841	10/25/66	152,461
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A (1M USD LIBOR + 0.200%)
	519,258	0.657	08/25/47	494,178
	Fannie Mae Connecticut Avenue Securities Series 2021-R02, Class 2B1(b) (SOFR30A + 3.300%)
	760,000	3.399	11/25/41	703,898
	FHLMC STACR Debt Notes Series 2020-HQA5, Class B1(b) (SOFR30A + 4.000%)
	451,000	4.099	11/25/50	439,081
	FHLMC STACR Debt Notes Series 2020-HQA5, Class M2(b) (SOFR30A + 2.600%)
	173,100	2.699	11/25/50	173,500
	FHLMC STACR Debt Notes Series 2021-DNA7, Class B1(b) (SOFR30A + 3.650%)
	350,000	3.749	11/25/41	330,369
	FHLMC STACR REMIC Trust Series 2020-DNA1, Class M2(b) (1M USD LIBOR + 1.700%)
	265,562	2.157	01/25/50	265,336
	FHLMC STACR REMIC Trust Series 2020-DNA2, Class M2(b) (1M USD LIBOR + 1.850%)
	72,720	2.307	02/25/50	72,578
	FHLMC STACR REMIC Trust Series 2020-DNA4, Class B1(b) (1M USD LIBOR + 6.000%)
	740,000	6.457	08/25/50	771,243
	FHLMC STACR REMIC Trust Series 2020-DNA4, Class M2(b) (1M USD LIBOR + 3.750%)
	41,781	4.207	08/25/50	41,968
	FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1(b) (SOFR30A + 4.800%)
	1,006,000	4.899	10/25/50	1,018,357
	FHLMC STACR REMIC Trust Series 2020-HQA4, Class B1(b) (1M USD LIBOR + 5.250%)
	485,000	5.707	09/25/50	494,053

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(d) – (continued)
	FHLMC STACR REMIC Trust Series 2020-HQA4, Class M2(b) (1M USD LIBOR + 3.150%)
	117,290	3.607	09/25/50	117,419
	FHLMC STACR REMIC Trust Series 2021-DNA6, Class B1(b) (SOFR30A + 3.400%)
	286,000	3.499	10/25/41	270,224
	FHLMC STACR REMIC Trust Series 2021-DNA6, Class B2(b) (SOFR30A + 7.500%)
	150,000	7.599	10/25/41	141,412
	FHLMC STACR REMIC Trust Series 2021-HQA1, Class B1(b) (SOFR30A + 3.000%)
	800,000	3.099	08/25/33	693,500
	FHLMC STACR REMIC Trust Series 2021-HQA2, Class M2(b) (SOFR30A + 2.050%)
	520,000	2.149	12/25/33	491,098
	FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A(b) (1M SOFR + 1.000%)
	450,000	1.099	01/25/42	443,854
	FNMA Connecticut Avenue Securities Series 2013-C01, Class M2 (1M USD LIBOR + 5.250%)
	47,511	5.707	10/25/23	49,047
	FNMA Connecticut Avenue Securities Series 2014-C01, Class M2 (1M USD LIBOR + 4.400%)
	270,917	4.857	01/25/24	280,108
	FNMA Connecticut Avenue Securities Series 2014-C02, Class 1M2 (1M USD LIBOR + 2.600%)
	252,903	3.057	05/25/24	253,124
	JPMorgan Alternative Loan Trust Series 2006-A7, Class 1A1 (1M USD LIBOR + 0.320%)
	146,732	0.777	12/25/36	138,388
	JPMorgan Mortgage Trust Series 2021-6, Class A3(b)
	683,713	2.500	10/25/51	630,538
	JPMorgan Mortgage Trust Series 2021-LTV2, Class A1(b)
	953,097	2.520	05/25/52	879,105
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (-1x 3M GBP LIBOR + 0.969%)
GBP	216,019	0.952	11/15/49	283,865
	Mill City Mortgage Loan Trust Series 2017-2, Class A3(b)
	$174,671	3.047	07/25/59	173,457
	Mill City Mortgage Loan Trust Series 2019-GS2, Class M1(b)
	720,000	3.000	08/25/59	687,604
	Mill City Mortgage Loan Trust Series 2021-NMR1, Class M2(b)
	760,000	2.500	11/25/60	700,481
	Stratton Mortgage Funding PLC Series 2019-1, Class A (3M GBP LIBOR + 1.200%)
GBP	1,062,335	1.390	05/25/51	1,397,339
	Verus Securitization Trust Series 2021-8, Class A1(b)
	121,555	1.824	11/25/66	114,740
	Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(b)
	40,014	3.500	07/25/49	40,005

				15,835,077

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$19,158,713

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 1.3%
Sequential Fixed Rate – 0.8%
Banc of America Commercial Mortgage Trust Series 2016-UBS10, Class D(b)
$500,000	3.000%	07/15/49		$423,284
BANK Series 2018-BN10, Class D(b)
200,000	2.600	02/15/61		157,324
BANK Series 2021-BN32, Class A5
1,000,000	2.643	04/15/54		946,663
Cantor Commercial Real Estate Lending Series 2019-CF2, Class E(b)
500,000	2.500	11/15/52		360,716
COMM 2017-COR2 Mortgage Trust Series 2017-COR2, Class D(b)
350,000	3.000	09/10/50		295,786
DOLP Trust Series 2021-NYC, Class A(b)
1,100,000	2.956	05/10/41		1,033,966
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D(b)
150,000	3.250	01/15/60		124,383

				3,342,122

Sequential Floating Rate(b)(d) – 0.5%
Barclays Commercial Mortgage Trust Series 2017-C1 Class D
150,000	3.491	02/15/50		128,424
BX Trust Series 2021-ARIA, Class F (1M USD LIBOR + 2.594%)
1,450,000	2.991	10/15/36		1,406,664
CSAIL 2018-C14 Commercial Mortgage Trust Series 2018-C14, Class D
250,000	4.924	11/15/51		218,348

				1,753,436

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$5,095,558

Federal Agencies – 28.3%
Adjustable Rate FHLMC(d) – 0.0%
(12M USD LIBOR + 1.761%)
$21,741	2.005%	09/01/35		$22,688

FHLMC – 0.6%
63,526	6.000	08/01/27		67,486
7,707	5.000	08/01/33		8,243
1,204	5.000	09/01/33		1,288
1,742	5.000	10/01/33		1,863
1,850	5.000	11/01/34		1,990
75,173	5.000	12/01/34		80,889
2,580	5.000	07/01/35		2,776
236	5.000	11/01/35		253
26,962	5.000	03/01/39		29,097
2,604	5.000	05/01/39		2,810
5,335	5.000	04/01/40		5,733
1,363	5.000	08/01/40		1,465
18,849	4.000	02/01/41		19,662
727	5.000	04/01/41		790
1,397	5.000	06/01/41		1,519
467,467	4.000	03/01/48		481,188
463,737	4.000	04/01/48		475,181

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
1,317,504	4.500	08/01/48		1,393,830

				2,576,063

GNMA – 15.0%
19,773	5.500	11/15/32		21,139
10,687	5.500	01/15/33		11,449
20,781	5.500	02/15/33		22,426
25,247	5.500	03/15/33		27,362
27,211	5.500	07/15/33		29,223
8,878	5.500	08/15/33		9,504
7,092	5.500	09/15/33		7,596
10,287	5.500	04/15/34		10,954
7,237	5.500	05/15/34		7,640
100,110	5.500	09/15/34		109,112
110,763	5.500	12/15/34		120,825
75,724	5.500	01/15/35		82,732
187	5.500	05/15/36		198
3,288	4.000	02/20/41		3,397
5,147	4.000	11/20/41		5,323
861	4.000	01/20/42		890
2,761	4.000	04/20/42		2,856
1,708	4.000	10/20/42		1,775
450,368	4.000	08/20/43		467,926
2,536	4.000	03/20/44		2,635
3,095	4.000	05/20/44		3,215
213,927	4.000	11/20/44		222,134
50,974	4.000	12/20/44		52,929
14,085	4.000	05/20/45		14,616
51,520	4.000	07/20/45		53,464
278,700	4.000	01/20/46		288,955
1,557,136	3.500	04/20/47		1,580,908
1,457,141	3.500	12/20/47		1,477,058
962,769	4.500	05/20/48		1,003,384
1,461,087	4.500	08/20/48		1,520,327
179,938	5.000	08/20/48		187,619
1,014,441	4.500	09/20/48		1,055,254
1,268,320	5.000	10/20/48		1,322,064
722,210	5.000	11/20/48		752,475
724,535	5.000	12/20/48		754,897
1,586,145	4.500	01/20/49		1,647,853
1,344,820	5.000	01/20/49		1,400,860
621,486	4.000	02/20/49		636,150
1,294,748	4.500	02/20/49		1,345,119
397,403	4.000	03/20/49		406,687
34,047	4.500	03/20/49		35,371
114,661	5.000	03/20/49		119,448
850,697	3.000	08/20/49		845,646
404,903	4.500	10/20/49		420,497
418,241	4.500	12/20/49		434,381
1,653,494	3.500	02/20/51		1,665,090
92,250	3.500	03/20/51		93,175
1,955,313	3.000	11/20/51		1,934,898
1,968,454	3.000	12/20/51		1,947,902
2,000,000	2.500	TBA-30yr	(h)	1,939,668
17,000,000	3.000	TBA-30yr	(h)	16,803,494
18,000,000	3.500	TBA-30yr	(h)	18,105,856

				61,016,356

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – 5.8%
$432	5.500%	09/01/23	$438
315	5.500	10/01/23	320
47	5.500	05/01/25	47
5,902	4.500	02/01/39	6,272
3,548	4.500	04/01/39	3,747
4,995	4.500	08/01/39	5,261
68,425	4.500	12/01/39	72,068
48,075	4.500	06/01/40	51,042
21,600	4.500	08/01/41	23,007
43,802	3.000	12/01/42	43,975
104,568	3.000	01/01/43	104,981
26,389	3.000	02/01/43	26,510
10,005	3.000	03/01/43	10,051
160,275	3.000	04/01/43	161,009
25,133	3.000	05/01/43	25,248
34,178	3.000	06/01/43	34,335
11,764	3.000	07/01/43	11,818
21,278	5.000	06/01/44	22,578
12,852	3.500	03/01/45	13,076
335,450	3.000	04/01/45	334,053
1,180,919	4.500	04/01/45	1,263,010
144,569	4.500	05/01/45	154,935
524,426	4.500	06/01/45	555,602
231,727	4.000	11/01/45	240,654
72,788	4.000	03/01/46	75,371
44,470	4.000	06/01/46	45,923
11,475	4.000	08/01/46	11,850
105,040	4.000	10/01/46	108,472
75,278	4.000	06/01/47	77,833
414,283	4.500	07/01/47	438,033
206,658	4.500	11/01/47	218,376
251,764	4.000	12/01/47	261,172
695,928	4.000	01/01/48	721,936
1,444,640	4.000	02/01/48	1,495,932
1,075,262	4.000	03/01/48	1,113,009
678,499	4.500	05/01/48	707,589
709,364	4.000	06/01/48	735,764
430,320	4.000	08/01/48	444,687
350,057	4.500	09/01/48	369,934
1,593,139	5.000	11/01/48	1,707,090
318,755	4.500	06/01/49	330,796
2,082,925	3.000	09/01/49	2,061,227
49,219	4.500	10/01/49	51,087
10,250	4.500	01/01/50	10,667
3,003,495	3.000	12/01/50	2,961,882
6,742,789	2.500	09/01/51	6,454,345

			23,567,012

UMBS, 30 Year, Single Family(h) – 6.9%
6,000,000	2.000	TBA-30yr	5,568,844
7,000,000	2.500	TBA-30yr	6,679,531
4,000,000	3.500	TBA-30yr	4,007,188
3,000,000	4.500	TBA-30yr	3,112,032
9,000,000	3.000	TBA-30yr	8,805,234

			28,172,829

TOTAL FEDERAL AGENCIES			$115,354,948

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $141,239,409)			$139,609,219

Agency Debentures – 1.1%
Federal Farm Credit Banks Funding Corp.
$1,650,000	2.850%	03/28/34	$1,646,601
3,120,000	1.700	04/23/35	2,667,943

TOTAL AGENCY DEBENTURES
(Cost $4,633,432)			$4,314,544

Asset-Backed Securities(d) – 11.0%
Collateralized Loan Obligations – 9.0%
AGL CLO 3 Ltd. Series 2020-3A, Class A(b) (3M USD LIBOR + 1.300%)
$1,300,000	1.541%	01/15/33	$1,288,557
Bain Capital Credit CLO Ltd. Series 2017-2A, Class AR2(b) (3M USD LIBOR + 1.180%)
3,900,000	1.438	07/25/34	3,861,113
Benefit Street Partners CLO V-B Ltd. Series 2018-5BA, Class A1A(b) (3M USD LIBOR + 1.090%)
2,009,000	1.344	04/20/31	1,997,693
Cathedral Lake VII Ltd. Series 2021-7RA, Class C(b) (3M USD LIBOR + 2.570%)
1,000,000	2.811	01/15/32	962,942
Cathedral Lake VII Ltd. Series 2021-7RA, Class D(b) (3M USD LIBOR + 4.280%)
1,000,000	4.521	01/15/32	958,319
CBAM Ltd. Series 2017-2A, Class AR(b) (3M USD LIBOR + 1.190%)
2,000,000	1.431	07/17/34	1,981,040
CFIP CLO, Ltd. Series 2017-1A, Class DR(b) (3M USD LIBOR + 3.820%)
2,500,000	4.061	10/18/34	2,424,350
Dryden 68 CLO, Ltd. Series 19-68A, Class AR(b) (3M USD LIBOR + 1.170%)
2,200,000	1.411	07/15/35	2,181,461
Magnetite XXIV Ltd. Series 2019-24A, Class AR(b) (3M TSFR LIBOR + 1.31)
2,000,000	1.532	04/15/35	1,995,302
Marble Point CLO XIV Ltd. Series 2018-2A, Class A1R(b) (3M USD LIBOR + 1.280%)
2,900,000	1.534	01/20/32	2,877,009
MidOcean Credit CLO Series 2018-8X, Class A2 (3M USD LIBOR + 1.300%)
500,000	1.780	02/20/31	493,565
MidOcean Credit CLO VI Series 2016-6A, Class D1R(b) (3M USD LIBOR + 3.520%)
800,000	3.774	04/20/33	765,795
Mountain View CLO LLC Series 2016-1A, Class AR(b) (3M USD LIBOR + 1.360%)
1,200,000	1.598	04/14/33	1,188,211
OZLM Ltd.Series 2015-14A, Class CRR(b) (3M USD LIBOR + 3.390%)
1,300,000	3.631	07/15/34	1,292,655
Steele Creek CLO Ltd. Series 2019-1A, Class D(b) (3M USD LIBOR + 4.100%)
1,350,000	4.341	04/15/32	1,324,222
TCW CLO AMR Ltd. Series 2019-1A, Class DR(b) (3M USD LIBOR + 3.670%)
1,200,000	4.129	08/16/34	1,179,610

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities(d) – (continued)
Collateralized Loan Obligations – (continued)
	Towd Point Mortgage Trust Series 2017-3, Class B2(b)
	$100,000	3.828%		07/25/57	$96,936
	Tralee CLO V Ltd. Series 2018-5A, Class DR(b) (3M USD LIBOR + 3.810%)
	2,600,000	4.064		10/20/34	2,461,584
	Trysail CLO Ltd. Series 2021-1A, Class A1(b) (3M USD LIBOR + 1.320%)
	3,900,000	1.574		07/20/32	3,883,362
	Wellfleet CLO X Ltd. Series 2019-XA, Class A1R(b) (3M USD LIBOR + 1.170%)
	2,375,000	1.424		07/20/32	2,348,595
	Zais CLO 15 Ltd. Series 2020-15A, Class A1R(b) (3M USD LIBOR + 1.350%)
	1,275,000	1.628		07/28/32	1,272,324

					36,834,645

Home Equity – 0.5%
	Citigroup Mortgage Loan Trust, Inc. Series 2005-HE4, Class M2 (1M USD LIBOR + 0.675%)
	372,931	1.132		10/25/35	365,828
	Credit Suisse First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
	539	1.077		01/25/32	519
	GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
	10,799	6.034		09/25/37	10,806
	Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
	257	1.057		11/25/32	225
	Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
	682,397	0.687		04/25/37	666,995
	Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.440%)
	2,583,059	0.897		04/25/37	834,215
	Soundview Home Loan Trust Series 2007-NS1, Class A3 (1M USD LIBOR + 0.200%)
	230,654	0.657		01/25/37	229,846

					2,108,434

Student Loan – 1.5%
	AccessLex Institute Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
	403,914	0.430		09/26/33	391,613
	Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
	3,054,383	1.507		12/27/66	3,062,521
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	1,020,037	1.607		09/25/65	1,015,183
	SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
	81,024	0.378		01/25/27	80,701
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	530,074	0.398		10/25/28	527,432

Asset-Backed Securities(d) – (continued)
Student Loan – (continued)
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	216,042	1.908		07/25/22	216,617
	SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
	607,741	1.958		07/25/23	608,119

					5,902,186

	TOTAL ASSET-BACKED SECURITIES
	(Cost $45,305,402)				$44,845,265

Foreign Debt Obligations – 1.4%
Sovereign – 1.4%
	Dominican Republic(b)
	$150,000	4.500%		01/30/30	$137,747
	200,000	5.875		01/30/60	170,038
	Israel Government AID Bond(i)
	40,000	5.500		09/18/33	50,407
	Korea Development Bank
	200,000	2.000		02/24/25	195,078
	Republic of Brazil
	200,000	3.875		06/12/30	184,350
	Republic of Ecuador(b)(j)
	41,572	0.000		07/31/30	23,002
	Republic of Egypt(b)
	620,000	8.875		05/29/50	534,750
	Republic of Indonesia
	200,000	3.850		10/15/30	210,475
	Republic of Ivory Coast
	120,000	4.875		01/30/32	116,596
	200,000	6.125		06/15/33	192,662
	130,000	6.625		03/22/48	125,413
	Republic of Nigeria
	290,000	7.143		02/23/30	271,150
	680,000	7.875		02/16/32	638,350
	200,000	7.696		02/23/38	174,000
	Republic of Panama(a)
	200,000	4.500		01/19/63	192,600
	Republic of Peru(a)
	20,000	2.780		12/01/60	15,691
	100,000	3.230	(k)	07/28/21	76,144
	Republic of Romania
	70,000	3.000	(b)	02/27/27	67,900
EUR	20,000	2.875		03/11/29	21,517
	500,000	3.624	(b)	05/26/30	540,680
	$130,000	3.000	(b)	02/14/31	120,413
EUR	70,000	2.000	(b)	01/28/32	64,370
	80,000	3.375	(b)	01/28/50	70,800
	70,000	3.375		01/28/50	61,950
	$230,000	4.000	(b)	02/14/51	201,250
	Republic of Turkey
	200,000	5.950		01/15/31	172,225
	200,000	5.875		06/26/31	170,287
	Ukraine Government Bond
EUR	100,000	4.375		01/27/30	45,356
	$430,000	7.253	(b)	03/15/33	177,375

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
United Mexican States(a)
$221,000	3.500%		02/12/34	$205,530
624,000	3.771		05/24/61	505,128

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $6,721,915)				$5,733,234

Municipal Debt Obligations – 1.1%
California(a) – 0.3%
California State GO Bonds Build America Taxable Series 2009
$210,000	7.550%		04/01/39	$311,398
East Bay Municipal Utility Disrtict Water System RB Build America Sub Series 2010
900,000	5.874		06/01/40	1,159,906

				1,471,304

Illinois – 0.4%
Illinois State GO Bonds Build America Series 2010(a)
115,000	6.630		02/01/35	129,054
730,000	7.350		07/01/35	848,947
Illinois State GO Bonds Taxable-Pension Series 2003
530,000	5.100		06/01/33	563,606

				1,541,607

New York(a) – 0.3%
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B
800,000	5.175		11/15/49	915,345
Port Authority of New York & New Jersey Consolidated Bonds – 192 Series 2015
375,000	4.810		10/15/65	438,794

				1,354,139

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
245,000	6.270		02/15/50	308,805

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,162,223)				$4,675,855

U.S. Treasury Obligations – 10.0%
United States Treasury Bonds
$17,000,000	4.375	%(l)	05/15/41	$21,592,656
1,100,000	3.625	(l)	02/15/44	1,278,750
23,810,000	1.250		05/15/50	17,771,933

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $42,199,312)				$40,643,339

Short-Term Investments(j) – 1.6%
Commercial Paper – 1.6%
Banque Et Caisse
$2,000,000	0.000%		07/20/22	$1,993,753

Short-Term Investments(j) – (continued)
Commercial Paper – (continued)
Fidelity National Information Services, Inc.
2,400,000	0.000		04/12/22	2,399,488
Skandinaviska Enskilda Banken AB
1,700,000	0.000		06/21/22	1,696,890
Skandinaviska Enskilda Banken AG
600,000	0.000		08/02/22	597,731

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,687,798)				$6,687,862

TOTAL INVESTMENTS – 113.4%
(Cost $474,583,727)				$461,657,161

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.4)%				(54,562,448)

NET ASSETS – 100.0%				$407,094,713

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Pay-in-kind securities.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2022.

(f)	Security is currently in default and/or non-income producing.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $65,021,847 which represents approximately 16.0% of the Fund’s net assets as of March 31, 2022.

(i)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $50,407, which represents approximately 0.0% of the Fund’s net assets as of March 31, 2022.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(k)	Actual maturity date is July 28, 2121.

(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	AUD	518,440	EUR	345,751	06/15/22	$4,840
	AUD	25,724	NZD	27,431	04/11/22	244
	AUD	2,336,000	USD	1,651,895	04/21/22	96,564
	AUD	6,363,642	USD	4,643,019	06/15/22	125,233
	BRL	2,415,090	USD	470,179	04/04/22	36,455
	CAD	1,311,023	USD	1,036,419	04/26/22	12,138
	CAD	3,840,782	USD	3,015,006	06/15/22	56,654
	CHF	332,310	EUR	323,987	06/15/22	1,340
	CHF	1,018,634	USD	1,102,571	06/15/22	3,449
	CLP	846,666,334	USD	1,051,316	04/27/22	19,525
	CNH	4,242,974	USD	660,899	04/19/22	5,937
	CNH	4,370,886	USD	684,341	04/22/22	2,461
	CNH	4,418,839	USD	692,717	04/25/22	1,482
	CZK	13,041,829	USD	558,960	06/15/22	26,717
	EUR	688,876	CHF	698,209	06/15/22	6,232
	EUR	1,077,869	USD	1,184,774	04/05/22	7,780
	EUR	2,178,141	USD	2,390,029	04/06/22	19,930
	EUR	81,040	USD	89,315	05/05/22	435
	EUR	481,003	USD	530,199	06/15/22	3,497
	GBP	858,576	USD	1,124,070	04/25/22	3,613
	GBP	164,208	USD	215,106	06/15/22	544

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	HUF	50,075,397	USD	146,548	06/15/22	$2,626
	IDR	10,528,945,846	USD	731,815	05/13/22	1,256
	IDR	5,432,307,382	USD	375,834	06/15/22	1,927
	ILS	572,933	USD	177,730	04/26/22	1,885
	INR	110,999,582	USD	1,456,783	04/04/22	5,571
	JPY	47,972,792	USD	390,618	06/15/22	4,256
	KRW	903,699,863	USD	735,223	04/11/22	8,443
	MXN	3,540,909	USD	174,856	04/12/22	2,797
	MXN	38,859,219	USD	1,864,235	06/15/22	62,778
	NOK	13,884,113	USD	1,539,829	06/15/22	36,468
	NZD	1,458,354	AUD	1,336,854	06/15/22	7,681
	NZD	3,247,924	USD	2,216,861	06/15/22	31,146
	PLN	1,300,143	EUR	276,994	04/25/22	2,051
	RUB	16,914,639	USD	170,253	04/01/22	37,551
	RUB	9,440,231	USD	74,626	05/04/22	35,126
	SEK	14,066,871	EUR	1,340,198	06/15/22	12,038
	SEK	8,828,683	USD	917,014	06/15/22	23,823
	SGD	4,439,541	USD	3,267,490	04/06/22	7,954
	SGD	1,707,604	USD	1,255,627	06/15/22	4,274
	TWD	10,260,887	USD	356,367	04/15/22	1,968
	USD	132,629	AUD	176,889	06/15/22	87
	USD	620,199	CHF	564,524	04/25/22	8,762
	USD	358,643	CNH	2,287,086	06/15/22	330
	USD	285,902	CZK	6,336,419	06/15/22	1,348
	USD	352,194	EUR	317,552	04/06/22	845
	USD	15,374,672	EUR	13,446,803	05/05/22	482,621
	USD	577,068	EUR	518,724	06/15/22	1,520
	USD	6,655,508	GBP	4,893,514	04/05/22	227,439
	USD	375,963	GBP	286,192	04/25/22	69
	USD	575,077	GBP	435,947	06/15/22	2,560
	USD	1,771,062	INR	134,153,411	04/04/22	3,670
	USD	1,464,237	INR	110,999,582	04/05/22	2,508
	USD	2,800,633	INR	211,214,206	04/13/22	24,383
	USD	3,709,318	JPY	435,581,295	06/15/22	123,956
	USD	1,538,980	JPY	176,967,266	04/22/22	84,717
	USD	3,124,286	KRW	3,757,558,194	04/11/22	32,143
	USD	60,587	NZD	87,236	05/12/22	170
	USD	471,931	NZD	680,697	06/15/22	796
	USD	341,632	RUB	26,354,870	05/04/22	35,230
	USD	4,758,128	SEK	43,048,513	04/08/22	179,047
	USD	1,771,000	TRY	17,089,265	06/14/22	671,220
	USD	632,853	TWD	17,561,040	04/15/22	19,579
	ZAR	10,814,298	USD	699,955	04/08/22	39,375
	ZAR	12,325,003	USD	829,747	04/25/22	11,021
	ZAR	10,458,329	USD	686,121	06/15/22	22,619

TOTAL						$2,702,704

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	482,311	EUR	327,475	06/15/22	$(1,955)
	BRL	2,325,374	USD	485,210	05/03/22	(1,292)
	CAD	453,092	EUR	326,610	06/15/22	(27)
	CHF	1,451,159	EUR	1,421,360	06/15/22	(1,411)
	CLP	111,856,927	USD	141,762	06/15/22	(1,439)
	CNH	1,176,930	USD	184,860	04/28/22	(2)
	COP	2,422,949,204	USD	639,259	05/16/22	(1,126)
	EUR	321,585	CAD	448,264	06/15/22	(1,686)
	EUR	346,521	CZK	9,025,144	06/15/22	(20,817)
	EUR	100,194	PLN	472,703	04/25/22	(1,316)
	EUR	222,300	SEK	2,324,813	04/25/22	(1,269)
	EUR	1,250,990	SEK	13,281,291	06/15/22	(27,304)
	EUR	10,666,726	USD	12,198,449	05/05/22	(385,275)
	EUR	1,728,058	USD	1,929,215	06/15/22	(11,859)
	GBP	3,421,989	USD	4,603,786	04/05/22	(108,696)
	GBP	290,598	USD	382,886	06/15/22	(1,252)
	IDR	10,537,558,190	USD	735,492	05/13/22	(1,821)
	ILS	501,731	USD	157,663	04/26/22	(371)
	INR	110,999,582	USD	1,464,996	04/04/22	(2,642)
	INR	221,999,164	USD	2,927,056	04/05/22	(3,597)
	INR	176,612,253	USD	2,348,711	04/13/22	(27,277)
	INR	3,799,912	USD	50,015	05/05/22	(242)
	INR	27,203,740	USD	356,000	06/15/22	(1,251)
	JPY	164,632,535	USD	1,431,713	04/22/22	(78,812)
	JPY	273,736,530	USD	2,365,843	06/15/22	(112,660)
	KRW	2,228,588,944	USD	1,853,717	04/11/22	(19,783)
	KRW	181,543,914	USD	149,813	06/15/22	(471)
	NOK	9,443,806	EUR	981,431	06/15/22	(16,762)
	NOK	9,776,631	USD	1,118,844	06/15/22	(8,880)
	NZD	65,945	USD	45,832	04/28/22	(148)
	NZD	67,421	USD	46,892	04/29/22	(186)
	SEK	4,232,564	EUR	409,594	04/25/22	(3,086)
	SEK	39,781,000	USD	4,396,972	04/08/22	(165,457)
	SEK	6,334,638	USD	683,120	06/15/22	(8,064)
	TRY	17,089,265	USD	1,385,589	06/14/22	(285,808)
	TWD	10,305,375	USD	363,762	06/15/22	(2,613)
	USD	1,769,658	AUD	2,444,202	04/21/22	(59,788)
	USD	859,154	AUD	1,189,135	06/15/22	(31,860)
	USD	494,102	BRL	2,415,089	04/04/22	(12,532)
	USD	1,643,311	CAD	2,083,224	04/26/22	(22,854)
	USD	1,539,483	CAD	1,974,533	06/15/22	(39,648)
	USD	506,267	CHF	471,199	04/25/22	(4,090)
	USD	1,143,614	CHF	1,059,825	06/15/22	(7,132)
	USD	308,837	CLP	250,547,328	04/27/22	(8,048)
	USD	214,560	CLP	171,744,728	06/15/22	(891)
	USD	698,901	CNH	4,459,285	04/22/22	(1,791)
	USD	2,157,628	CNH	13,833,811	06/15/22	(9,685)
	USD	623,180	COP	2,471,532,909	05/16/22	(27,748)
	USD	1,121,232	EUR	1,019,606	04/05/22	(6,860)
	USD	2,317,004	EUR	2,100,170	04/06/22	(6,687)
	USD	791,721	EUR	718,791	05/05/22	(4,325)
	USD	1,846,316	EUR	1,676,133	06/15/22	(13,428)
	USD	375,192	GBP	286,192	04/25/22	(702)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	USD	5,323,790	GBP	4,057,780	06/15/22	$(5,191)
	USD	896,126	HUF	314,492,968	06/15/22	(40,744)
	USD	1,187,851	IDR	17,196,276,827	05/31/22	(8,745)
	USD	162,650	ILS	526,456	04/18/22	(2,372)
	USD	850,439	ILS	2,740,793	04/26/22	(8,799)
	USD	608,670	ILS	1,968,150	06/15/22	(9,555)
	USD	1,154,839	INR	87,845,753	04/04/22	(2,477)
	USD	1,456,592	INR	110,999,582	04/05/22	(5,138)
	USD	371,943	INR	28,552,918	04/13/22	(3,364)
	USD	1,093,779	INR	84,593,163	06/15/22	(9,354)
	USD	505,419	KRW	617,379,081	06/15/22	(2,453)
	USD	1,570,037	NOK	13,939,893	04/25/22	(12,851)
	USD	1,251,534	NOK	11,248,137	06/15/22	(25,494)
	USD	734,100	NZD	1,114,239	05/12/22	(37,581)
	USD	2,581,153	NZD	3,784,877	06/15/22	(38,500)
	USD	203,118	RUB	16,914,639	04/01/22	(4,685)
	USD	1,243,904	SEK	11,759,702	04/08/22	(6,978)
	USD	1,108,729	SEK	10,711,408	06/15/22	(32,741)
	USD	3,262,007	SGD	4,439,570	04/06/22	(13,458)
	USD	900,673	TRY	14,848,528	06/15/22	(54,126)
	USD	1,516,500	TWD	43,692,488	04/15/22	(9,348)
	ZAR	4,188,262	USD	286,120	04/25/22	(411)

TOTAL						$(1,899,091)

FORWARD SALES CONTRACTS — At March 31, 2022, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/22	$(16,000,000)	$(15,213,261)
UMBS, 30 Year, Single Family	4.000	TBA-30yr	04/13/22	(6,000,000)	(6,123,284)

TOTAL (Proceeds Receivable: $21,610,469)					$(21,336,545)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	42	06/21/22	$7,439,250	$83,918
10 Year U.S. Treasury Notes	298	06/21/22	36,616,750	(793,466)
20 Year U.S. Treasury Bonds	143	06/21/22	21,458,937	(646,709)

Total				$(1,356,257)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro Buxl 30 Year Bonds	(1)	06/08/22	$(205,983)	$17,853
2 Year U.S. Treasury Notes	(40)	06/30/22	(8,476,875)	36,293
5 Year German Euro-Bobl	(5)	06/08/22	(712,757)	3,919
5 Year U.S. Treasury Notes	(6)	06/30/22	(688,125)	(214)
10 Year U.S. Treasury Notes	(183)	06/21/22	(24,790,781)	443,303
10 Year German Euro-Bund	(3)	06/08/22	(526,553)	9,299

Total				$510,453

TOTAL FUTURES CONTRACTS				$(845,804)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M NZDOR(a)	1.250%(b)	12/15/22	NZD	7,470		$(26,966)	$(5,917)	$(21,049)
1M BID Avg(c)	12.400(c)	01/02/23		3,560		6,113	(140)	6,253
5.800%(c)	1M BID Avg(c)	01/02/23		9,300		93,407	3,978	89,429
11.814(d)	1M BID Avg(d)	01/02/24		2		(1)	2	(3)
12.300(c)	1M BID Avg(c)	01/02/24	BRL	140		(336)	(78)	(258)
1.290(c)	3M SOFR(c)	01/12/24		$21,800	(f)	319,023	69,893	249,130
1.730(c)	3M SOFR(c)	02/09/24		5,090	(f)	54,521	1,441	53,080
6M AUDOR(a)	2.480(a)	03/14/24	AUD	7,530	(f)	(35,751)	29	(35,780)
2.500(c)	3M SOFR(c)	03/14/24		$5,330	(f)	18,411	10,545	7,866
6M GBP(e)	0.250(e)	03/16/24	GBP	4,570		(200,689)	(298,673)	97,984
3M STIBOR(a)	0.500(e)	03/16/24	SEK	159,450		(265,537)	(393,589)	128,052
3M CNY(a)	2.250(a)	03/16/24	CNY	9,990		242	4,808	(4,566)
3M NZDOR(a)	2.750(b)	03/16/24	NZD	29,140		(194,810)	61,935	(256,745)
0.250(e)	3M SOFR(e)	03/16/24		$8,830		339,503	166,079	173,424
1.750(e)	3M SOFR(e)	03/16/24		15,480	(f)	185,661	47,599	138,062
1.000(b)	6M CDOR(b)	03/16/24	CAD	4,160		108,627	66,617	42,010
0.250(e)	6M EURO(a)	03/16/24	EUR	14,380	(f)	88,826	83,151	5,675
6M CDOR(b)	2.500(b)	03/22/24	CAD	13,380		(39,066)	(11,477)	(27,589)
2.000(e)	3M SOFR(e)	03/24/24		$8,140		35,613	22,036	13,577
8.700(d)	Mexico IB TIIE 28D(d)	06/12/24	MXN	41,300	(f)	1,604	11	1,593
6M EURO(e)	0.250(e)	06/15/24	EUR	3,260		(19,477)	(19,477)	—
3M STIBOR(a)	0.750(e)	06/15/24	SEK	101,150	(f)	(173,641)	(180,011)	6,370
3M CNY3M CNY(a)	2.250(a)	06/15/24	CNY	8,580	(f)	(464)	3,476	(3,940)
6.100(a)	3M JIBAR(a)	06/15/24	ZAR	44,067	(f)	11,410	13,944	(2,534)
2.000(e)	3M NIBOR(b)	06/15/24	NOK	74,990	(f)	113,942	105,869	8,073
2.000(e)	6M GBP(e)	06/15/24	GBP	2,950	(f)	11,967	11,967	—
4.750(e)	6M WIBOR(b)	06/15/24	PLN	15,032	(f)	74,461	77,907	(3,446)
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24		$41,260		11,421	13,848	(2,427)
1M BID Avg(c)	12.060(c)	01/02/25	BRL	6,650		17,756	(11,344)	29,100
6M CDOR(b)	2.070(b)	12/18/25	CAD	5,700	(f)	(78,220)	(21,975)	(56,245)
1M BID Avg(d)	11.230(d)	01/04/27		2,970		5,131	(23,418)	28,549
8.495(c)	1M BID Avg(c)	01/04/27		2,790		37,218	(16,398)	53,616

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(b)	(0.250)%(e)	03/16/27	EUR	3,350		$(220,520)	$(152,798)	$(67,722)
6M EURO(e)	0.000(e)	03/16/27		1,270		(66,583)	(8,623)	(57,960)
6M JYOR(e)	0.000(e)	03/16/27	JPY	39,510	(f)	(1,652)	(1,616)	(36)
3M STIBOR(a)	0.750(e)	03/16/27	SEK	106,710		(560,818)	(190,331)	(370,487)
6M AUDOR(b)	1.250(b)	03/16/27	AUD	23,970		(1,403,048)	(798,735)	(604,313)
3M NZDOR(a)	2.750(b)	03/16/27	NZD	9,690		(191,072)	(28,209)	(162,863)
2.000%(e)	3M NIBOR(b)	03/16/27	NOK	3,600		16,045	(10,167)	26,212
1.000(e)	3M SOFR(e)	03/16/27		$26,540		1,535,604	961,383	574,221
1.750(b)	6M CDOR(b)	03/16/27	CAD	1,410		54,457	(28,143)	82,600
(0.250)(e)	6M CHFOR(e)	03/16/27	CHF	1,490		61,013	65,342	(4,329)
(0.250)(e)	6M EURO(b)	03/16/27	EUR	2,110		106,025	14,316	91,709
0.500(e)	6M GBP(e)	03/16/27	GBP	5,420		465,198	43,513	421,685
6M CNRR (a)	2.250(a)	06/15/27	CNY	5,810	(f)	(8,978)	(4,308)	(4,670)
3M SOFR(e)	1.810(e)	02/09/28		$5,280	(f)	(125,651)	(8,049)	(117,602)
1.960(b)	6M CDOR(b)	12/18/28	CAD	4,620	(f)	152,000	49,677	102,323
3M SOFR(e)	2.130(e)	11/15/31		$5,240	(f)	(13,927)	(26,457)	12,530
6M JYOR(e)	0.000(e)	03/16/32	JPY	480		(94)	(94)	—
6M CHFOR(e)	0.250(e)	03/16/32	CHF	9,700		(629,103)	(312,202)	(316,901)
6M EURO(b)	0.250(e)	03/16/32	EUR	7,200		(558,331)	(536,023)	(22,308)
3M NIBOR(b)	2.000(e)	03/16/32	NOK	56,910		(415,770)	(85,368)	(330,402)
6M AUDOR(b)	2.000(b)	03/16/32	AUD	3,320		(231,015)	2,441	(233,456)
6M CDOR(b)	2.000(b)	03/16/32	CAD	7,820		(474,626)	(348,521)	(126,105)
2.750(b)	3M NZDOR(a)	03/16/32	NZD	3,100		112,131	(25,875)	138,006
1.500(e)	3M SOFR(e)	03/16/32		$16,500		903,606	369,229	534,377
1.000(e)	3M STIBOR(a)	03/16/32	SEK	51,190		435,926	342,359	93,567
0.250(e)	6M EURO(b)	03/16/32	EUR	7,420		723,269	518,307	204,962
0.750(e)	6M GBP(e)	03/16/32	GBP	8,730		946,782	(39,521)	986,303
6M CHFOR(e)	0.500(e)	03/17/32	CHF	5,580	(f)	(212,578)	(84,618)	(127,960)
6M EURO(b)	0.500(e)	03/17/32	EUR	13,640	(f)	(640,425)	(398,589)	(241,836)
3M STIBOR(a)	1.000(e)	03/17/32	SEK	17,050	(f)	(77,186)	(43,705)	(33,481)
1.500(e)	3M SOFR(e)	03/17/32		$15,900	(f)	328,540	145,957	182,583
1.000(e)	6M GBP(e)	03/17/32	GBP	2,140	(f)	50,980	41,404	9,576
Mexico IB TIIE 28D(d)	8.400(d)	06/02/32	MXN	5,610	(f)	3,675	1,147	2,528
3M KWCDC(a)	2.500(a)	06/15/32	KRW	940,280	(f)	(12,738)	3,624	(16,362)
3.750(e)	6M WIBOR(b)	06/15/32	PLN	2,027	(f)	37,052	23,088	13,964
3M JIBAR(a)	8.000(a)	06/15/32	ZAR	7,150	(f)	(1,636)	(7,997)	6,361
1.850(e)	3M SOFR(e)	02/09/33		$2,770	(f)	79,418	7,048	72,370
6M CDOR(b)	2.100(b)	12/18/33	CAD	1,270	(f)	(74,228)	1,935	(76,163)
6M CDOR(b)	2.250(b)	12/15/51		1,020		(98,362)	(48,420)	(49,942)
1.750(e)	3M SOFR(e)	03/16/52		$610		31,252	(57,095)	88,347

TOTAL						$524,531	$(872,056)	$1,396,587

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Payments made at maturity.
(d)	Payments made monthly.
(e)	Payments made annually.
(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Received/ (Paid) by the Fund(%)	Credit Spread at March 31, 2022(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%(b)	0.164%	Citibank NA	06/20/22	$80	$(177)	$(53)	$(124)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.164	JPMorgan Securities, Inc.	06/20/22	140	(308)	(67)	(241)
Protection Sold:
Markit CMBX Series 10	3.000(c)	5.888	Citibank NA	11/17/59	850	(92,208)	(75,450)	(16,758)
Markit CMBX Series 8	3.000(c)	9.005	Citibank NA	10/17/57	1,250	(162,552)	(189,162)	26,610
Markit CMBX Series 8	3.000(c)	9.005	Citibank NA	10/17/57	700	(91,029)	(185,727)	94,698
Markit CMBX Series 11	3.000(c)	4.763	JPMorgan Securities, Inc.	11/18/54	350	(27,741)	(103,805)	76,064
Markit CMBX Series 10	3.000(c)	5.888	MS & Co. Int. PLC	11/17/59	600	(65,088)	(109,850)	44,762
Markit CMBX Series 11	3.000(c)	4.763	MS & Co. Int. PLC	11/18/54	1,000	(79,260)	(272,263)	193,003

TOTAL						$(518,363)	$(936,377)	$418,014

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.
(b)	Payments made quarterly.
(c)	Payments made monthly.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 28	1.000%	0.224%	06/20/22	$11,100	$22,980	$16,821	$6,159
CDX.NA.IG Index 34	1.000	0.554	06/20/25	6,950	98,399	100,213	(1,814)
CDX.NA.IG Index 37	1.000	0.614	12/20/26	14,050	244,216	234,002	10,214
General Electric Co. 2.700%, 10/09/22	1.000	0.737	06/20/26	1,525	16,557	17,541	(984)
ICE CD ITXEB 37	1.000	1.007	06/20/27	850	(31)	(3,184)	3,153
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.282	06/20/24	825	13,259	6,185	7,074
Republic of Brazil, 4.250%, 01/07/25	1.000	2.071	06/20/27	160	(8,069)	(8,887)	818
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.312	06/20/24	480	7,394	(1,268)	8,662
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.840	06/20/27	1,950	15,842	3,799	12,043
Republic of South Africa, 5.875%, 03/16/22	1.000	1.915	12/20/26	150	(5,942)	(8,174)	2,232
Republic of Turkey, 11.875% 01/15/22	1.000	5.449	12/20/26	60	(10,367)	(11,124)	757
State of Qatar, 9.750%, 06/15/30	1.000	0.237	06/20/24	210	3,587	2,039	1,548
State of Qatar, 9.750%, 06/15/30	1.000	0.277	12/20/24	100	1,964	1,149	815
The Boeing Co., 8.750%, 08/15/21	1.000	1.034	06/20/24	500	(199)	4,820	(5,019)
United Mexican States, 4.150%, 03/28/27	1.000	1.003	06/20/27	140	19	(1,411)	1,430

TOTAL					$399,609	$352,521	$47,088

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	Citibank NA	$0.420	10/10/2022	16,880,000	$16,880,000	$2,816	$36,541	$(33,725)
1Y IRS	Citibank NA	0.459	10/10/2022	15,430,000	15,430,000	2,740	33,730	(30,990)
1Y IRS	Citibank NA	0.516	11/15/2022	16,920,000	16,920,000	4,508	39,732	(35,224)
6M IRS	Citibank NA	1.361	07/12/2022	13,700,000	13,700,000	4,337	86,208	(81,871)
9M IRS	Deutsche Bank AG (London)	1.850	11/22/2022	38,100,000	38,100,000	42,234	129,258	(87,024)
1Y IRS	JPMorgan Securities, Inc.	0.281	09/08/2022	13,890,000	13,890,000	1,372	26,536	(25,164)
1Y IRS	JPMorgan Securities, Inc.	0.300	09/08/2022	18,160,000	18,160,000	1,851	35,345	(33,494)
1Y IRS	JPMorgan Securities, Inc.	1.053	06/21/2022	9,580,000	9,580,000	672	85,478	(84,806)
2Y IRS	JPMorgan Securities, Inc.	0.700	11/14/2022	10,200,000	10,200,000	7,557	103,239	(95,682)
9M IRS	JPMorgan Securities, Inc.	1.800	11/16/2022	37,900,000	37,900,000	37,798	123,175	(85,377)
1Y IRS	MS & Co. Int. PLC	0.544	11/16/2022	4,190,000	4,190,000	1,177	9,867	(8,690)

Total purchased option contracts				194,950,000	$194,950,000	$107,062	$709,109	$(602,047)
Written option contracts
Calls
1M IRS	Citibank NA	0.743	04/07/2022	(2,930,000)	(2,930,000)	(24)	(36,147)	36,123
1M IRS	Citibank NA	1.054	04/19/2022	(2,830,000)	(2,830,000)	(6,298)	(31,450)	25,152
1M IRS	Citibank NA	1.090	04/25/2022	(2,770,000)	(2,770,000)	(11,922)	(26,404)	14,482
1Y IRS	Citibank NA	0.379	10/10/2022	(1,740,000)	(1,740,000)	(3,142)	(36,543)	33,401
1Y IRS	Citibank NA	0.425	10/10/2022	(1,580,000)	(1,580,000)	(3,234)	(33,762)	30,528
1Y IRS	Citibank NA	0.553	11/15/2022	(1,750,000)	(1,750,000)	(6,951)	(39,777)	32,826
1Y IRS	Citibank NA	1.290	12/12/2022	(22,800,000)	(22,800,000)	(4,544)	(72,960)	68,416
6M IRS	Citibank NA	1.594	07/12/2022	(4,390,000)	(4,390,000)	(18,052)	(86,182)	68,130
1M IRS	Deutsche Bank AG (London)	1.830	04/11/2022	(3,700,000)	(3,700,000)	(1,562)	(40,885)	39,323
1M IRS	Deutsche Bank AG (London)	2.010	04/19/2022	(3,700,000)	(3,700,000)	(15,767)	(36,168)	20,401
9M IRS	Deutsche Bank AG (London)	1.348	11/22/2022	(38,100,000)	(38,100,000)	(15,099)	(45,779)	30,680
9M IRS	Deutsche Bank AG (London)	1.599	11/22/2022	(38,100,000)	(38,100,000)	(26,018)	(83,479)	57,461
1Y IRS	JPMorgan Securities, Inc.	0.363	09/08/2022	(1,440,000)	(1,440,000)	(1,678)	(26,658)	24,980
1Y IRS	JPMorgan Securities, Inc.	0.401	09/08/2022	(1,870,000)	(1,870,000)	(2,446)	(35,269)	32,823
1Y IRS	JPMorgan Securities, Inc.	1.378	06/21/2022	(5,050,000)	(5,050,000)	(2,283)	(85,518)	83,235
2Y IRS	JPMorgan Securities, Inc.	1.060	11/14/2022	(2,000,000)	(2,000,000)	(10,289)	(103,884)	93,595
9M IRS	JPMorgan Securities, Inc.	1.290	11/16/2022	(37,900,000)	(37,900,000)	(12,734)	(45,480)	32,746
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(37,900,000)	(37,900,000)	(22,677)	(77,695)	55,018
1M IRS	MS & Co. Int. PLC	1.690	04/04/2022	(3,700,000)	(3,700,000)	(1)	(44,456)	44,455
1M IRS	MS & Co. Int. PLC	2.165	04/25/2022	(3,700,000)	(3,700,000)	(42,176)	(43,475)	1,299
1Y IRS	MS & Co. Int. PLC	0.599	11/16/2022	(430,000)	(430,000)	(1,931)	(9,801)	7,870
3M IRS	MS & Co. Int. PLC	1.226	05/03/2022	(2,710,000)	(2,710,000)	(33,112)	(30,299)	(2,813)

				(221,090,000)	$(221,090,000)	$(241,940)	$(1,072,071)	$830,131

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
1M IRS	Citibank NA	$0.743	04/07/2022	(2,930,000)	$(2,930,000)	$(140,187)	$(36,147)	$(104,040)
1M IRS	Citibank NA	1.054	04/19/2022	(2,830,000)	(2,830,000)	(50,066)	(31,450)	(18,616)
1M IRS	Citibank NA	1.090	04/25/2022	(2,770,000)	(2,770,000)	(45,219)	(26,404)	(18,815)
1Y IRS	Citibank NA	1.290	12/12/2022	(22,800,000)	(22,800,000)	(388,256)	(72,960)	(315,296)
1M IRS	Deutsche Bank AG (London)	1.830	04/11/2022	(3,700,000)	(3,700,000)	(97,953)	(40,885)	(57,068)
1M IRS	Deutsche Bank AG (London)	2.010	04/19/2022	(3,700,000)	(3,700,000)	(53,647)	(36,167)	(17,480)
1M IRS	MS & Co. Int. PLC	1.690	04/04/2022	(3,700,000)	(3,700,000)	(141,865)	(44,456)	(97,409)
1M IRS	MS & Co. Int. PLC	2.165	04/25/2022	(3,700,000)	(3,700,000)	(29,437)	(43,475)	14,038
3M IRS	MS & Co. Int. PLC	1.226	05/03/2022	(2,710,000)	(2,710,000)	(28,090)	(30,299)	2,209

				(48,840,000)	$(48,840,000)	$(974,720)	$(362,243)	$(612,477)

Total written option contracts				(269,930,000)	$(269,930,000)	$(1,216,660)	$(1,434,314)	$217,654

TOTAL				(74,980,000)	$(74,980,000)	$(1,109,598)	$(725,205)	$(384,393)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put SGD	HSBC Bank PLC	$1.362	04/04/2022	6,304,299	$6,304,299	$2,030	$14,595	$(12,565)
Call USD/Put ZAR	MS & Co. Int. PLC	16.045	04/06/2022	1,508,000	1,508,000	12	13,448	(13,436)
Call USD/Put CNH	JPMorgan Securities, Inc.	6.420	04/13/2022	1,460,000	1,460,000	615	7,710	(7,095)
Call USD/Put ILS	MS & Co. Int. PLC	3.330	04/14/2022	2,949,000	2,949,000	557	17,246	(16,689)
Call USD/Put CNH	BofA Securities LLC	6.387	04/20/2022	1,462,000	1,462,000	2,564	6,660	(4,096)
Call USD/Put ILS	MS & Co. Int. PLC	3.268	04/21/2022	2,876,000	2,876,000	4,159	13,632	(9,473)
Call USD/Put CNH	MS & Co. Int. PLC	6.379	04/21/2022	1,450,000	1,450,000	3,233	6,400	(3,167)
Call USD/Put ZAR	Citibank NA	15.315	04/21/2022	1,432,000	1,432,000	4,048	9,645	(5,597)
Call USD/Put INR	Citibank NA	76.705	05/02/2022	5,745,000	5,745,000	21,176	21,176	—

				25,186,299	$25,186,299	$38,394	$110,512	$(72,118)
Puts
Put EUR/Call USD	MS & Co. Int. PLC	1.100	04/01/2022	2,633,000	2,633,000	498	18,629	(18,131)
Put EUR/Call USD	MS & Co. Int. PLC	1.090	04/04/2022	3,885,000	3,885,000	1,100	12,623	(11,523)
Put EUR/Call USD	JPMorgan Securities, Inc.	1.101	04/04/2022	2,625,000	2,625,000	4,507	15,970	(11,463)
Put GBP/Call USD	Citibank NA	1.305	04/21/2022	4,321,000	4,321,000	29,511	24,535	4,976
Put NZD/Call USD	UBS AG (London)	0.683	04/26/2022	4,124,000	4,124,000	15,383	17,740	(2,357)
Put NZD/Call USD	UBS AG (London)	0.684	04/27/2022	4,119,000	4,119,000	16,360	17,691	(1,331)

				21,707,000	$21,707,000	$67,359	$107,188	$(39,829)

Total purchased option contracts				46,893,299	$46,893,299	$105,753	$217,700	$(111,947)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
Call EUR/Put SEK	Barclays Bank PLC	$10.330	04/27/2022	(428,000)	$(428,000)	$(5,720)	$(4,745)	$(975)
Call EUR/Put PLN	Citibank NA	4.723	04/21/2022	(429,000)	(429,000)	(3,671)	(5,578)	1,907
Call EUR/Put SEK	Citibank NA	10.384	04/21/2022	(429,000)	(429,000)	(3,973)	(4,739)	766
Call USD/Put INR	Citibank NA	75.975	05/02/2022	(2,873,000)	(2,873,000)	(19,169)	(19,169)	—
Call EUR/Put PLN	BofA Securities LLC	4.640	04/28/2022	(426,000)	(426,000)	(7,429)	(8,631)	1,202
Call USD/Put CNH	BofA Securities LLC	6.444	04/20/2022	(1,462,000)	(1,462,000)	(855)	(2,320)	1,465
Call USD/Put SGD	JPMorgan Securities, Inc.	1.362	04/04/2022	(6,219,944)	(6,219,944)	(3,421)	(14,094)	10,673
Call USD/Put CNH	JPMorgan Securities, Inc.	6.485	04/13/2022	(1,460,000)	(1,460,000)	(137)	(2,892)	2,755
Call USD/Put CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(474,000)	(474,000)	(1,027)	(2,461)	1,434
Call USD/Put CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(474,000)	(474,000)	(2,024)	(2,024)	—
Call USD/Put ILS	MS & Co. Int. PLC	3.270	04/14/2022	(1,475,000)	(1,475,000)	(1,155)	(17,392)	16,237
Call USD/Put ILS	MS & Co. Int. PLC	3.223	04/21/2022	(1,438,000)	(1,438,000)	(5,223)	(13,401)	8,178
Call USD/Put CNH	MS & Co. Int. PLC	6.435	04/21/2022	(1,450,000)	(1,450,000)	(1,087)	(2,162)	1,075
Call AUD/Put NZD	UBS AG (London)	1.088	04/07/2022	(1,027,000)	(1,027,000)	(752)	(1,823)	1,071

				(20,064,944)	$(20,064,944)	$(55,643)	$(101,431)	$45,788
Puts
Put EUR/Call SEK	Barclays Bank PLC	10.330	04/27/2022	(428,000)	(428,000)	(2,518)	(3,599)	1,081
Put GBP/Call USD	Citibank NA	1.322	04/21/2022	(2,160,000)	(2,160,000)	(31,397)	(24,609)	(6,788)
Put EUR/Call PLN	Citibank NA	4.723	04/21/2022	(429,000)	(429,000)	(9,867)	(5,578)	(4,289)
Put EUR/Call SEK	Citibank NA	10.384	04/21/2022	(429,000)	(429,000)	(3,250)	(4,739)	1,489
Put USD/Call ZAR	Citibank NA	14.483	04/21/2022	(1,432,000)	(1,432,000)	(11,379)	(8,076)	(3,303)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.350	04/13/2022	(1,460,000)	(1,460,000)	(2,593)	(2,567)	(26)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(474,000)	(474,000)	(3,093)	(1,906)	(1,187)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(474,000)	(474,000)	(1,612)	(1,612)	—
Put USD/Call ZAR	MS & Co. Int. PLC	14.960	04/06/2022	(1,508,000)	(1,508,000)	(36,946)	(10,582)	(26,364)
Put USD/Call CNH	MS & Co. Int. PLC	6.325	04/21/2022	(1,450,000)	(1,450,000)	(1,485)	(2,221)	736
Put EUR/Call PLN	BofA Securities LLC	4.640	04/28/2022	(426,000)	(426,000)	(4,747)	(3,964)	(783)
Put USD/Call CNH	BofA Securities LLC	6.330	04/20/2022	(1,462,000)	(1,462,000)	(1,762)	(2,273)	511
Put EUR/Call USD	JPMorgan Securities, Inc.	1.087	04/04/2022	(3,938,000)	(3,938,000)	(605)	(9,216)	8,611
Put EUR/Call USD	MS & Co. Int. PLC	1.083	04/01/2022	(3,949,000)	(3,949,000)	(4)	(10,258)	10,254
Put AUD/Call NZD	UBS AG (London)	1.065	04/07/2022	(1,027,000)	(1,027,000)	(197)	(1,786)	1,589
Put NZD/Call USD	UBS AG (London)	0.695	04/26/2022	(2,062,000)	(2,062,000)	(17,259)	(17,639)	380
Put NZD/Call USD	UBS AG (London)	0.696	04/27/2022	(2,060,000)	(2,060,000)	(18,047)	(17,668)	(379)
				(25,168,000)	$(25,168,000)	$(146,761)	$(128,293)	$(18,468)

Total written option contracts				(45,232,944)	$(45,232,944)	$(202,404)	$(229,724)	$27,320

TOTAL				1,660,355	$1,660,355	$(96,651)	$(12,024)	$(84,627)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
3M IRS	—3 Month Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—2 Year Interest Rate Swaptions
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
CDX.NA.IG Index 37	—CDX North America Investment Grade Index 37
ICE CD ITXEB	—iTraxx Europe Index
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 44.4%
Aerospace & Defense(a) – 0.8%
	Northrop Grumman Corp.
	$1,925,000	2.930%		01/15/25	$1,922,690
	2,750,000	3.250		01/15/28	2,750,852
	Raytheon Technologies Corp.
	1,775,000	3.950		08/16/25	1,831,782
	775,000	4.125		11/16/28	810,224
	550,000	4.050		05/04/47	566,973
	The Boeing Co.
	1,575,000	3.450		11/01/28	1,523,072
	300,000	3.250		02/01/35	268,344
	275,000	3.375		06/15/46	227,494
	100,000	3.625		03/01/48	85,460
	100,000	3.850		11/01/48	87,749
	2,725,000	5.805		05/01/50	3,144,623

					13,219,263

Agriculture(a) – 0.3%
	Archer-Daniels-Midland Co.
	1,550,000	2.900		03/01/32	1,516,783
	BAT Capital Corp.
	1,685,000	3.222		08/15/24	1,684,461
	2,550,000	2.259		03/25/28	2,292,501
	425,000	4.758		09/06/49	389,683

					5,883,428

Apparel(a) – 0.1%
	NIKE, Inc.
	925,000	3.375		03/27/50	918,664

Automotive – 0.6%
	General Motors Co.
	1,425,000	5.400		10/02/23	1,476,556
	550,000	4.000		04/01/25	555,907
	200,000	5.950	(a)	04/01/49	223,270
	General Motors Financial Co., Inc.(a)
	3,200,000	1.500		06/10/26	2,922,432
	2,425,000	4.300		07/13/25	2,460,381
	300,000	5.650		01/17/29	324,852
	2,825,000	2.350		01/08/31	2,441,026

					10,404,424

Banks – 11.6%
	ABN AMRO Bank NV(a)(b) (-1x 5 Year EUR Swap + 4.674%)
EUR	1,600,000	4.375		12/31/99	1,774,796
	Banco Santander SA
	$2,400,000	2.746		05/28/25	2,340,288
	400,000	4.250		04/11/27	404,576
	800,000	3.306		06/27/29	775,336
	800,000	2.749		12/03/30	703,344
	Bank of America Corp.
	4,810,000	4.200		08/26/24	4,929,192
	5,000,000	4.183	(a)	11/25/27	5,101,950
	350,000	6.110		01/29/37	418,128
	(3M USD LIBOR + 0.990%)
	225,000	2.496	(a)(b)	02/13/31	206,458
	(3M USD LIBOR + 1.190%)
	1,325,000	2.884	(a)(b)	10/22/30	1,255,557

Corporate Obligations – (continued)
Banks – (continued)
	Bank of America Corp. – (continued)
	(3M USD LIBOR + 1.370%)
	1,550,000	3.593	(a)(b)	07/21/28	1,553,782
	(SOFR + 1.220%)
	2,695,000	2.299	(a)(b)	07/21/32	2,398,415
	(SOFR + 1.330%)
	3,500,000	2.972	(a)(b)	02/04/33	3,282,790
	(SOFR + 1.370%)
	5,725,000	1.922	(a)(b)	10/24/31	4,988,937
	(SOFR + 1.530%)
	3,725,000	1.898	(a)(b)	07/23/31	3,253,117
	(SOFR + 2.150%)
	5,225,000	2.592	(a)(b)	04/29/31	4,826,646
	Barclays PLC(a)(b) (SOFR + 2.714%)
	2,600,000	2.852		05/07/26	2,527,798
	BNP Paribas SA(c)
	3,825,000	3.500		03/01/23	3,865,927
	900,000	3.375		01/09/25	897,246
	(5 Year USD Swap + 4.149%)
	650,000	6.625	(a)(b)	12/31/99	669,773
	(SOFR + 1.004%)
	3,025,000	1.323	(a)(b)	01/13/27	2,755,472
	(SOFR + 2.074%)
	1,325,000	2.219	(a)(b)	06/09/26	1,259,055
	BPCE SA(c)
	2,250,000	4.000		09/12/23	2,277,630
	1,150,000	4.625		09/12/28	1,186,306
	(SOFR + 1.312%)
	1,650,000	2.277	(a)(b)	01/20/32	1,449,805
	(SOFR + 1.520%)
	1,675,000	1.652	(a)(b)	10/06/26	1,548,588
	(SOFR + 1.730%)
	3,100,000	3.116	(a)(b)	10/19/32	2,796,603
	Capital One NA(a)
	1,700,000	2.650		08/08/22	1,703,638
	Citigroup, Inc.
	2,595,000	3.500		05/15/23	2,633,069
	2,500,000	4.600		03/09/26	2,594,675
	3,175,000	3.400		05/01/26	3,202,083
	2,450,000	4.450		09/29/27	2,525,803
	4,925,000	4.125		07/25/28	5,002,716
	(3M USD LIBOR + 1.023%)
	1,795,000	4.044	(a)(b)	06/01/24	1,818,209
	(SOFR + 1.351%)
	3,725,000	3.057	(a)(b)	01/25/33	3,486,563
	(SOFR + 1.422%)
	1,375,000	2.976	(a)(b)	11/05/30	1,307,735
	Corebridge Financial, Inc.(a)(c)
	2,075,000	3.900		04/05/32	2,071,929
	Credit Agricole SA(c)
	1,050,000	3.250		10/04/24	1,050,221
	(5 Year USD Swap + 4.319%)
	600,000	6.875	(a)(b)	12/31/99	622,278
	(SOFR + 1.676%)
	1,275,000	1.907	(a)(b)	06/16/26	1,202,274

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Credit Suisse AG
$1,175,000	2.950%		04/09/25	$1,162,733
4,135,000	1.250		08/07/26	3,779,886
Credit Suisse Group AG
683,000	4.550		04/17/26	694,877
1,400,000	4.282	(a)(c)	01/09/28	1,400,014
(3M USD LIBOR + 1.410%)
1,675,000	3.869	(a)(b)(c)	01/12/29	1,638,770
(SOFR + 1.730%)
1,545,000	3.091	(a)(b)(c)	05/14/32	1,390,098
(SOFR + 3.730%)
1,925,000	4.194	(a)(b)(c)	04/01/31	1,902,227
Deutsche Bank AG(a)(b)
(SOFR + 1.718%)
2,095,000	3.035		05/28/32	1,885,500
(SOFR + 1.870%)
1,725,000	2.129		11/24/26	1,601,766
(SOFR + 2.159%)
1,075,000	2.222		09/18/24	1,052,189
Fifth Third Bancorp(a)
1,235,000	2.375		01/28/25	1,208,225
First-Citizens Bank & Trust Co.(a)(b) (SOFR + 1.715%)
1,500,000	2.969		09/27/25	1,486,500
GSK Consumer Healthcare Capital US LLC(a)(c)
3,675,000	3.375		03/24/27	3,676,764
HSBC Holdings PLC
600,000	4.950		03/31/30	641,928
(3M USD LIBOR + 1.000%)
850,000	1.488	(a)(b)	05/18/24	850,621
(3M USD LIBOR + 1.211%)
1,625,000	3.803	(a)(b)	03/11/25	1,633,596
(SOFR + 1.538%)
3,625,000	1.645	(a)(b)	04/18/26	3,417,179
Huntington Bancshares, Inc.(a)
1,625,000	4.000		05/15/25	1,657,354
ING Groep NV(a)(b)(c) (1 Year CMT + 1.100%)
3,400,000	1.400		07/01/26	3,153,908
JPMorgan Chase & Co.(a)(b)
(3M USD LIBOR + 0.730%)
640,000	3.559		04/23/24	646,502
(3M USD LIBOR + 0.890%)
650,000	3.797		07/23/24	657,501
(3M USD LIBOR + 1.000%)
3,025,000	4.023		12/05/24	3,073,460
(3M USD LIBOR + 1.245%)
2,275,000	3.960		01/29/27	2,324,709
(3M USD LIBOR + 1.337%)
2,150,000	3.782		02/01/28	2,177,305
(3M USD LIBOR + 1.360%)
800,000	3.882		07/24/38	812,832
(SOFR + 1.260%)
3,475,000	2.963		01/25/33	3,279,566
(SOFR + 2.040%)
100,000	2.522		04/22/31	92,599
(SOFR + 2.515%)
925,000	2.956		05/13/31	867,234
(SOFR + 3.125%)
2,350,000	4.600		12/31/99	2,264,930

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.(a)(b) – (continued)
(SOFR + 3.790%)
275,000	4.493		03/24/31	291,871
Macquarie Bank Ltd.(a)(b)(c) (5 Year CMT + 1.700%)
2,550,000	3.052		03/03/36	2,234,157
Macquarie Group Ltd.(a)(b)(c) (SOFR + 1.069%)
1,900,000	1.340		01/12/27	1,728,259
Mitsubishi UFJ Financial Group, Inc.
1,700,000	3.751		07/18/39	1,677,628
Morgan Stanley, Inc.(a)(b) (SOFR + 1.360%)
3,175,000	2.484		09/16/36	2,725,737
Morgan Stanley, Inc.
2,200,000	4.875		11/01/22	2,237,290
525,000	3.875		04/29/24	535,673
3,300,000	3.700		10/23/24	3,358,872
700,000	4.000		07/23/25	717,283
4,000,000	3.950		04/23/27	4,076,080
(3M USD LIBOR + 0.847%)
550,000	3.737	(a)(b)	04/24/24	555,473
(3M USD LIBOR + 1.628%)
325,000	4.431	(a)(b)	01/23/30	340,298
(SOFR + 0.720%)
5,100,000	0.985	(a)(b)	12/10/26	4,690,266
(SOFR + 1.034%)
2,625,000	1.794	(a)(b)	02/13/32	2,263,669
(SOFR + 1.143%)
10,600,000	2.699	(a)(b)	01/22/31	9,916,194
(SOFR + 1.152%)
1,050,000	2.720	(a)(b)	07/22/25	1,038,870
(SOFR + 3.120%)
1,325,000	3.622	(a)(b)	04/01/31	1,321,157
Natwest Group PLC
1,336,000	3.875		09/12/23	1,349,253
(3M USD LIBOR + 1.480%)
1,883,000	3.498	(a)(b)	05/15/23	1,884,996
(3M USD LIBOR + 1.550%)
2,100,000	4.519	(a)(b)	06/25/24	2,132,739
(3M USD LIBOR + 1.762%)
400,000	4.269	(a)(b)	03/22/25	404,796
(5 Year CMT + 2.100%)
500,000	3.754	(a)(b)	11/01/29	496,250
State Street Corp.(a)(b) (SOFR + 2.650%)
100,000	3.152		03/30/31	98,498
Truist Bank(a)
1,250,000	2.250		03/11/30	1,143,538
UBS Group AG(c)
2,550,000	4.125		09/24/25	2,597,226
US Bancorp(a)(b) (5 Year CMT + 2.541%)
2,750,000	3.700		12/31/99	2,493,370
Wells Fargo & Co.
1,135,000	3.750	(a)	01/24/24	1,156,054
2,700,000	3.000		10/23/26	2,663,469
4,150,000	4.300		07/22/27	4,312,099
Westpac Banking Corp.(a)(b) (5 Year CMT + 2.000%)
700,000	4.110		07/24/34	690,837

				200,231,383

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Beverages – 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
$850,000	4.700%		02/01/36	$923,831
6,675,000	4.900		02/01/46	7,416,459
Anheuser-Busch InBev Worldwide, Inc.
1,200,000	4.750	(a)	01/23/29	1,301,148
400,000	4.950		01/15/42	442,660
1,700,000	4.600	(a)	04/15/48	1,829,642
Bacardi Ltd.(a)(c)
1,500,000	5.300		05/15/48	1,686,840
Constellation Brands, Inc.(a)
1,375,000	4.400		11/15/25	1,422,602
625,000	3.700		12/06/26	632,363
1,075,000	3.600		02/15/28	1,071,861
1,425,000	3.150		08/01/29	1,375,823
JDE Peet’s NV(a)(c)
1,650,000	1.375		01/15/27	1,483,713
Keurig Dr Pepper, Inc.(a)
704,000	4.057		05/25/23	716,102
225,000	5.085		05/25/48	254,831

				20,557,875

Biotechnology(a) – 0.1%
Royalty Pharma PLC
1,475,000	1.200		09/02/25	1,364,714

Building Materials(a) – 0.4%
Carrier Global Corp.
3,375,000	2.493		02/15/27	3,221,978
Martin Marietta Materials, Inc.
3,125,000	3.200		07/15/51	2,665,750
Masco Corp.
1,300,000	1.500		02/15/28	1,147,354

				7,035,082

Chemicals(a) – 0.7%
DuPont de Nemours, Inc.
925,000	4.205		11/15/23	946,488
975,000	4.493		11/15/25	1,014,458
75,000	5.419		11/15/48	90,778
Ecolab, Inc.
364,000	2.750		08/18/55	304,337
Huntsman International LLC
850,000	4.500		05/01/29	877,049
950,000	2.950		06/15/31	876,375
International Flavors & Fragrances, Inc.(c)
2,300,000	1.832		10/15/27	2,091,804
4,025,000	2.300		11/01/30	3,593,560
950,000	3.268		11/15/40	844,892
The Sherwin-Williams Co.
325,000	3.125		06/01/24	327,051
1,900,000	3.450		06/01/27	1,906,859

				12,873,651

Commercial Services – 1.0%
Ashtead Capital, Inc.(a)(c)
650,000	1.500		08/12/26	594,165
1,000,000	2.450		08/12/31	879,070

Corporate Obligations – (continued)
Commercial Services – (continued)
CoStar Group, Inc.(a)(c)
2,225,000	2.800		07/15/30	2,034,845
DP World Ltd.
100,000	6.850	(c)	07/02/37	120,394
200,000	5.625		09/25/48	217,000
Emory University(a)
4,015,000	2.143		09/01/30	3,762,935
Global Payments, Inc.(a)
875,000	2.650		02/15/25	858,681
PayPal Holdings, Inc.(a)
3,825,000	1.650		06/01/25	3,680,568
3,000,000	2.650		10/01/26	2,952,660
S&P Global, Inc.(a)(c)
1,775,000	4.250		05/01/29	1,869,808
The University of Chicago
320,000	5.420		10/01/30	356,333

				17,326,459

Computers(a) – 1.1%
Amdocs Ltd.
1,225,000	2.538		06/15/30	1,114,542
Apple, Inc.
4,050,000	2.450		08/04/26	4,003,830
Dell International LLC/EMC Corp.
433,000	5.450		06/15/23	446,059
875,000	5.850		07/15/25	935,751
2,351,000	6.020		06/15/26	2,550,882
176,000	5.300		10/01/29	191,710
200,000	6.200		07/15/30	229,206
540,000	8.100		07/15/36	713,426
Hewlett Packard Enterprise Co.
2,400,000	2.250		04/01/23	2,397,384
4,325,000	4.450		10/02/23	4,428,800
1,782,000	4.900		10/15/25	1,865,647
410,000	6.350		10/15/45	480,471

				19,357,708

Cosmetics/Personal Care(a) – 0.0%
Unilever Capital Corp.
925,000	2.625		08/12/51	774,688

Diversified Financial Services – 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,075,000	4.625		07/01/22	2,084,794
1,450,000	3.300	(a)	01/23/23	1,454,379
900,000	4.875	(a)	01/16/24	911,727
965,000	6.500	(a)	07/15/25	1,023,411
5,125,000	2.450	(a)	10/29/26	4,737,704
2,925,000	3.000	(a)	10/29/28	2,696,382
700,000	3.300	(a)	01/30/32	632,730
375,000	3.400	(a)	10/29/33	337,481
Air Lease Corp.(a)
2,250,000	2.300		02/01/25	2,163,510
1,625,000	3.375		07/01/25	1,603,452
1,700,000	2.875		01/15/26	1,641,027
2,200,000	3.750		06/01/26	2,185,018

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Ally Financial, Inc.(a)
	$975,000	1.450%		10/02/23	$952,097
	American Express Co.(a)
	555,000	2.500		07/30/24	552,686
	700,000	3.625		12/05/24	713,321
	Aviation Capital Group LLC(a)(c)
	1,600,000	1.950		01/30/26	1,472,176
	Avolon Holdings Funding Ltd.(a)(c)
	975,000	3.950		07/01/24	970,408
	2,125,000	2.875		02/15/25	2,041,147
	1,050,000	4.250		04/15/26	1,041,096
	Capital One Financial Corp.
	1,050,000	3.500		06/15/23	1,061,519
	1,110,000	3.300	(a)	10/30/24	1,116,804
	Mastercard, Inc.(a)
	850,000	3.300		03/26/27	867,264
	Nomura Holdings, Inc.
	950,000	2.608		07/14/31	853,195

					33,113,328

Electrical – 1.9%
	Alliant Energy Finance LLC(a)(c)
	825,000	3.750		06/15/23	834,042
	225,000	4.250		06/15/28	230,729
	Ameren Corp.(a)
	400,000	3.500		01/15/31	395,332
	American Electric Power Co., Inc.(a)
	850,000	2.300		03/01/30	772,489
	Arizona Public Service Co.(a)
	1,175,000	2.950		09/15/27	1,148,304
	Avangrid, Inc.(a)
	925,000	3.200		04/15/25	922,910
	Berkshire Hathaway Energy Co.(a)
	1,275,000	3.700		07/15/30	1,311,605
	Dominion Energy, Inc.(d)
	1,650,000	3.071		08/15/24	1,646,040
	Duke Energy Corp.(a)
	2,100,000	3.150		08/15/27	2,078,874
	Enel Finance International NV(a)(c)
	4,125,000	1.875		07/12/28	3,710,850
	Entergy Corp.(a)
	1,025,000	2.950		09/01/26	1,009,328
	Exelon Corp.(a)
	1,125,000	3.497		06/01/22	1,126,372
	1,000,000	4.050		04/15/30	1,032,350
	FirstEnergy Corp.(a)
	2,175,000	2.650		03/01/30	1,970,813
	1,125,000	2.250		09/01/30	995,320
	NextEra Energy Capital Holdings, Inc.(a)
	2,155,000	1.900		06/15/28	1,985,552
	NRG Energy, Inc.(a)(c)
	1,625,000	3.750		06/15/24	1,618,272
	Ohio Power Co.(a)
	675,000	2.600		04/01/30	637,828
	Pacific Gas & Electric Co.(a)
	850,000	2.100		08/01/27	764,201

Corporate Obligations – (continued)
Electrical – (continued)
	Pacific Gas & Electric Co.(a) – (continued)
	1,475,000	2.500		02/01/31	1,269,149
	500,000	3.300		08/01/40	409,975
	1,025,000	3.500		08/01/50	816,341
	Southern California Edison Co.(a)
	1,075,000	4.200		03/01/29	1,112,700
	The Southern Co.(a)
	1,730,000	3.250		07/01/26	1,730,796
	Vistra Operations Co. LLC(a)(c)
	3,350,000	3.550		07/15/24	3,320,151

					32,850,323

Engineering & Construction(a) – 0.2%
	Cellnex Finance Co. SA
EUR	1,900,000	1.250		01/15/29	1,836,681
	Mexico City Airport Trust
	$400,000	4.250		10/31/26	395,000
	440,000	3.875	(c)	04/30/28	417,450
	200,000	5.500	(c)	10/31/46	175,500
	420,000	5.500		07/31/47	371,175
	340,000	5.500	(c)	07/31/47	300,475

					3,496,281

Entertainment(a)(c) – 0.7%
	Magallanes, Inc.
	6,750,000	4.054		03/15/29	6,782,940
	5,025,000	5.050		03/15/42	5,126,455

					11,909,395

Environmental – 0.1%
	Republic Services, Inc.(a)
	1,650,000	2.500		08/15/24	1,633,352
	The Nature Conservancy
	60,000	0.944		07/01/26	54,654
	75,000	1.304		07/01/28	66,197
	Waste Management, Inc.(a)
	925,000	1.150		03/15/28	827,662

					2,581,865

Food & Drug Retailing(a) – 0.4%
	Kraft Heinz Foods Co.
	2,035,000	3.750		04/01/30	2,032,456
	Mars, Inc.(c)
	525,000	2.700		04/01/25	520,333
	925,000	3.200		04/01/30	919,552
	Sysco Corp.
	225,000	6.600		04/01/40	292,777
	125,000	4.450		03/15/48	129,636
	775,000	6.600		04/01/50	1,038,376
	Tyson Foods, Inc.
	1,250,000	3.900		09/28/23	1,268,850

					6,201,980

Gas(a) – 0.2%
	NiSource, Inc.
	2,500,000	3.490		05/15/27	2,494,075
	325,000	3.600		05/01/30	322,501

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Gas(a) – (continued)
	The East Ohio Gas Co.(c)
	$525,000	1.300%		06/15/25	$494,713

					3,311,289

Hand/Machine Tools(a) – 0.1%
	Stanley Black & Decker, Inc.
	1,400,000	4.250		11/15/28	1,466,304

Healthcare Providers & Services(a) – 1.7%
	Adventist Health System/West
	540,000	2.952		03/01/29	525,551
	Banner Health
	3,235,000	2.338		01/01/30	3,004,647
	Baxter International, Inc.(c)
	2,050,000	2.272		12/01/28	1,899,202
	2,275,000	2.539		02/01/32	2,080,305
	Baylor Scott & White Holdings
	1,140,000	1.777		11/15/30	1,007,794
	Centene Corp.
	2,850,000	4.250		12/15/27	2,860,972
	2,100,000	2.625		08/01/31	1,869,693
	CommonSpirit Health
	2,385,000	3.910		10/01/50	2,272,219
	DENTSPLY SIRONA, Inc.
	1,125,000	3.250		06/01/30	1,084,073
	DH Europe Finance II S.a.r.l.
	1,725,000	2.200		11/15/24	1,691,725
	1,225,000	3.250		11/15/39	1,166,114
	HCA, Inc.
	1,590,000	3.500		09/01/30	1,530,375
	Rush Obligated Group
	1,320,000	3.922		11/15/29	1,348,059
	Stanford Health Care
	975,000	3.310		08/15/30	975,746
	STERIS Irish FinCo UnLtd Co.
	2,175,000	2.700		03/15/31	1,997,585
	Stryker Corp.
	475,000	3.375		11/01/25	478,933
	2,825,000	1.950		06/15/30	2,534,336
	Sutter Health
	605,000	2.294		08/15/30	546,660
	Thermo Fisher Scientific, Inc.
	450,000	1.750		10/15/28	412,232
	300,000	4.100		08/15/47	324,198

					29,610,419

Home Builders(a) – 0.1%
	Lennar Corp.
	1,235,000	4.750		11/29/27	1,287,747

Insurance – 0.6%
	AIA Group Ltd.(a)(c)
	875,000	3.900		04/06/28	896,035
	American International Group, Inc.
	300,000	4.125		02/15/24	307,254
	3,875,000	3.900	(a)	04/01/26	3,973,231
	Arch Capital Finance LLC(a)
	1,200,000	4.011		12/15/26	1,234,344

Corporate Obligations – (continued)
Insurance – (continued)
	Arch Capital Group Ltd.
	1,125,000	7.350		05/01/34	1,473,232
	Great-West Lifeco Finance 2018 LP(a)(c)
	825,000	4.047		05/17/28	846,879
	Marsh & McLennan Cos., Inc.(a)
	1,325,000	4.375		03/15/29	1,401,466
	Willis North America, Inc.(a)
	700,000	2.950		09/15/29	658,266

					10,790,707

Internet(a) – 1.1%
	Amazon.com, Inc.
	2,300,000	5.200		12/03/25	2,479,446
	1,300,000	4.800		12/05/34	1,496,170
	900,000	3.100		05/12/51	845,388
	Baidu, Inc.
	450,000	3.425		04/07/30	431,658
	Expedia Group, Inc.
	1,025,000	3.600		12/15/23	1,031,775
	2,850,000	4.500		08/15/24	2,920,623
	475,000	4.625		08/01/27	494,342
	825,000	3.800		02/15/28	821,048
	1,225,000	2.950		03/15/31	1,136,665
	Netflix, Inc.(c)
	3,575,000	4.875		06/15/30	3,811,879
	Prosus NV
	200,000	3.257	(c)	01/19/27	183,000
	420,000	3.680	(c)	01/21/30	370,125
	690,000	3.680		01/21/30	608,063
EUR	100,000	2.031	(c)	08/03/32	89,330
	$230,000	4.027	(c)	08/03/50	172,500
	210,000	3.832	(c)	02/08/51	152,119
	Tencent Holdings Ltd.
	830,000	3.595		01/19/28	809,125
	1,140,000	2.880		04/22/31	1,045,996

					18,899,252

Investment Companies – 0.1%
	Huarong Finance 2017 Co. Ltd.
	200,000	4.750		04/27/27	196,000
	Huarong Finance 2019 Co. Ltd.(a)
	390,000	3.875		11/13/29	351,975
	JAB Holdings B.V.(a)(c)
	500,000	2.200		11/23/30	446,160

					994,135

Iron/Steel(a) – 0.1%
	Steel Dynamics, Inc.
	490,000	2.400		06/15/25	474,800
	1,075,000	1.650		10/15/27	976,132

					1,450,932

Lodging(a) – 0.2%
	Hyatt Hotels Corp.
	2,000,000	1.800		10/01/24	1,924,314

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging(a) – (continued)
Marriott International, Inc.
$2,625,000	2.850%		04/15/31	$2,399,381

				4,323,695

Machinery – Construction & Mining(a)(c) – 0.1%
The Weir Group PLC
2,375,000	2.200		05/13/26	2,205,781

Machinery-Diversified(a) – 0.0%
Otis Worldwide Corp.
625,000	2.293		04/05/27	593,075

Media – 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
8,750,000	4.908		07/23/25	9,060,362
6,675,000	3.750		02/15/28	6,614,925
Comcast Corp.(a)
1,275,000	3.700		04/15/24	1,302,769
1,300,000	3.950		10/15/25	1,342,588
1,173,000	3.300		02/01/27	1,189,539
1,775,000	3.300		04/01/27	1,798,359
1,550,000	3.150		02/15/28	1,546,683
1,775,000	4.150		10/15/28	1,865,756
325,000	3.750		04/01/40	326,385
275,000	4.700		10/15/48	310,929
Fox Corp.(a)
700,000	4.030		01/25/24	714,630
600,000	5.476		01/25/39	678,792
The Walt Disney Co.
1,800,000	2.200		01/13/28	1,715,688
Time Warner Cable LLC(a)
275,000	5.875		11/15/40	296,764

				28,764,169

Mining – 0.5%
Glencore Funding LLC(c)
1,300,000	4.125	(a)	03/12/24	1,318,759
1,181,000	4.625		04/29/24	1,210,100
1,850,000	1.625	(a)	04/27/26	1,710,491
3,175,000	2.625	(a)	09/23/31	2,839,371
Newcrest Finance Pty Ltd.(a)(c)
525,000	3.250		05/13/30	502,751
Teck Resources Ltd.(a)
900,000	3.900		07/15/30	898,533

				8,480,005

Miscellaneous Manufacturing – 0.2%
GE Capital International Funding Co.
800,000	4.418		11/15/35	862,592
General Electric Co.
950,000	6.750		03/15/32	1,196,886
700,000	5.875		01/14/38	841,610

				2,901,088

Multi-National(a)(c) – 0.1%
The African Export-Import Bank
740,000	2.634		05/17/26	688,578

Corporate Obligations – (continued)
Multi-National(a)(c) – (continued)
The African Export-Import Bank – (continued)
830,000	3.798		05/17/31	765,567

				1,454,145

Oil & Gas Services(a) – 0.1%
Targa Resources Corp.
1,010,000	4.200		02/01/33	1,019,171

Oil Field Services – 1.1%
Devon Energy Corp.(a)
514,000	5.850		12/15/25	556,662
180,000	5.600		07/15/41	207,965
Lukoil Securities B.V.
590,000	3.875	(c)	05/06/30	303,850
1,880,000	3.875		05/06/30	1,005,800
Lundin Energy Finance B.V.(a)(c)
2,425,000	2.000		07/15/26	2,264,174
Marathon Petroleum Corp.(a)
600,000	3.625		09/15/24	604,860
375,000	3.800		04/01/28	377,621
Ovintiv Exploration, Inc.
1,649,000	5.625		07/01/24	1,731,450
Phillips 66
1,325,000	3.700		04/06/23	1,342,821
375,000	3.850	(a)	04/09/25	382,485
725,000	1.300	(a)	02/15/26	677,861
Qatar Energy(a)(c)
650,000	3.300		07/12/51	598,000
Reliance Industries Ltd.(c)
480,000	2.875		01/12/32	439,325
400,000	3.625		01/12/52	353,906
250,000	3.750		01/12/62	224,260
SA Global Sukuk Ltd.(a)(c)
5,360,000	2.694		06/17/31	5,078,600
Suncor Energy, Inc.
775,000	2.800		05/15/23	776,720
1,550,000	3.100	(a)	05/15/25	1,543,304
Valero Energy Corp.(a)
1,150,000	2.850		04/15/25	1,136,154

				19,605,818

Packaging(a) – 0.1%
Berry Global, Inc.
1,475,000	1.570		01/15/26	1,376,632

Pharmaceuticals(a) – 1.9%
AbbVie, Inc.
3,250,000	4.050		11/21/39	3,352,602
125,000	4.875		11/14/48	141,848
2,625,000	4.250		11/21/49	2,739,004
Bayer US Finance II LLC(c)
850,000	3.875		12/15/23	860,702
Becton Dickinson & Co.
997,000	3.363		06/06/24	1,005,863
1,225,000	2.823		05/20/30	1,165,122
1,250,000	4.669		06/06/47	1,366,750
Bristol-Myers
1,200,000	2.950		03/15/32	1,176,072
1,200,000	4.125		06/15/39	1,285,668

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(a) – (continued)
Cigna Corp.
$5,100,000	4.125%		11/15/25	$5,260,089
3,475,000	3.400		03/15/50	3,137,230
CVS Health Corp.
650,000	2.625		08/15/24	647,972
4,050,000	3.875		07/20/25	4,133,187
675,000	4.780		03/25/38	736,871
75,000	5.050		03/25/48	84,977
200,000	4.250		04/01/50	208,210
Elanco Animal Health, Inc.
650,000	5.772		08/28/23	671,210
Perrigo Finance Unlimited Co.
2,975,000	4.375		03/15/26	2,952,687
Takeda Pharmaceutical Co. Ltd.
2,400,000	2.050		03/31/30	2,162,064
Zoetis, Inc.
100,000	4.450		08/20/48	111,325

				33,199,453

Pipelines – 1.8%
Abu Dhabi Crude Oil Pipeline LLC(c)
1,190,000	4.600		11/02/47	1,257,904
Enbridge, Inc.(a)
3,175,000	2.500		08/01/33	2,821,464
Energy Transfer LP(a)
1,950,000	4.200		09/15/23	1,976,461
1,700,000	2.900		05/15/25	1,668,652
50,000	4.950		06/15/28	52,485
1,225,000	5.250		04/15/29	1,312,783
375,000	5.300		04/15/47	384,589
Enterprise Products Operating LLC(a)
85,000	3.750		02/15/25	86,591
Galaxy Pipeline Assets Bidco Ltd.
200,000	2.625	(c)	03/31/36	179,413
2,987,134	2.940		09/30/40	2,695,889
320,000	3.250	(c)	09/30/40	288,195
Kinder Morgan Energy Partners LP(a)
4,500,000	3.450		02/15/23	4,531,050
MPLX LP(a)
2,151,000	3.375		03/15/23	2,168,273
2,225,000	2.650		08/15/30	2,043,351
275,000	4.500		04/15/38	280,244
645,000	5.500		02/15/49	716,305
Plains All American Pipeline LP/PAA Finance Corp.(a)
1,100,000	3.850		10/15/23	1,109,812
875,000	3.800		09/15/30	856,765
Sabine Pass Liquefaction LLC(a)
1,650,000	5.625		03/01/25	1,744,627
1,025,000	5.000		03/15/27	1,084,881
The Williams Cos., Inc.(a)
850,000	3.900		01/15/25	861,730
800,000	4.000		09/15/25	811,680
Western Midstream Operating LP(a)
1,125,000	3.600		02/01/25	1,113,750
475,000	3.950		06/01/25	475,000
225,000	5.450		04/01/44	228,375

Corporate Obligations – (continued)
Pipelines – (continued)
Western Midstream Operating LP(a) – (continued)
165,000	5.300		03/01/48	163,350

				30,913,619

Real Estate Investment Trust(a) – 2.2%
Alexandria Real Estate Equities, Inc.
750,000	3.800		04/15/26	763,283
American Campus Communities Operating Partnership LP
2,575,000	3.750		04/15/23	2,595,883
American Homes 4 Rent LP
740,000	2.375		07/15/31	654,619
American Homes 4 Rent LP
723,000	4.900		02/15/29	770,508
American Tower Corp.
2,100,000	3.375		05/15/24	2,107,833
1,750,000	2.400		03/15/25	1,704,972
Crown Castle International Corp.
2,150,000	3.150		07/15/23	2,164,555
CubeSmart LP
1,500,000	4.000		11/15/25	1,523,250
2,350,000	2.500		02/15/32	2,104,542
Duke Realty LP
1,075,000	1.750		07/01/30	937,282
Host Hotels & Resorts LP
1,700,000	2.900		12/15/31	1,522,248
Invitation Homes Operating Partnership LP
1,300,000	2.300		11/15/28	1,181,583
4,520,000	2.000		08/15/31	3,865,866
Kilroy Realty LP
1,025,000	4.750		12/15/28	1,080,084
National Retail Properties, Inc.
790,000	3.900		06/15/24	802,443
1,150,000	4.000		11/15/25	1,176,783
Realty Income Corp.
1,675,000	4.625		11/01/25	1,751,983
400,000	3.950		08/15/27	411,368
875,000	3.400		01/15/28	873,346
1,550,000	2.850		12/15/32	1,464,347
Spirit Realty LP
1,900,000	4.000		07/15/29	1,920,995
1,200,000	3.400		01/15/30	1,156,968
UDR, Inc.
475,000	2.100		08/01/32	410,837
Ventas Realty LP
975,000	3.500		02/01/25	976,424
Weyerhaeuser Co.
900,000	3.375		03/09/33	876,789
WP Carey, Inc.
505,000	4.600		04/01/24	518,332
445,000	4.000		02/01/25	454,781
1,000,000	3.850		07/15/29	1,011,510
725,000	2.400		02/01/31	653,450

				37,436,864

Retailing(a) – 0.9%
7-Eleven, Inc.(c)
2,800,000	1.300		02/10/28	2,450,952

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing(a) – (continued)
AutoNation, Inc.
$500,000	1.950%		08/01/28	$448,630
825,000	4.750		06/01/30	860,887
CK Hutchison International 20 Ltd.(c)
200,000	2.500		05/08/30	185,422
CK Hutchison International 21 Ltd.(c)
200,000	2.500		04/15/31	183,936
Dollar Tree, Inc.
975,000	4.000		05/15/25	998,702
1,999,000	4.200		05/15/28	2,073,883
Lowe’s Cos., Inc.
1,900,000	1.700		09/15/28	1,721,628
2,500,000	1.700		10/15/30	2,183,975
McDonald’s Corp.
650,000	4.200		04/01/50	680,232
Starbucks Corp.
1,850,000	3.800		08/15/25	1,897,119
Target Corp.
900,000	2.950		01/15/52	828,828
The Home Depot, Inc.
625,000	3.900		12/06/28	654,844

				15,169,038

Savings & Loans(a)(b)(c) – 0.1%
Nationwide Building Society (3M USD LIBOR + 1.855%)
975,000	3.960		07/18/30	971,851

Semiconductors – 1.1%
Broadcom, Inc.
2,165,000	4.150		04/15/32	2,160,259
325,000	3.419	(a)(c)	04/15/33	303,293
6,965,000	3.137	(a)(c)	11/15/35	6,140,623
161,000	3.187	(a)(c)	11/15/36	141,476
3,700,000	3.500	(a)(c)	02/15/41	3,302,620
NXP B.V./NXP Funding LLC(a)(c)
225,000	4.625		06/01/23	228,350
NXP B.V./NXP Funding LLC/NXP USA, Inc.(a)(c)
825,000	3.400		05/01/30	802,857
3,125,000	2.500		05/11/31	2,821,406
2,250,000	2.650		02/15/32	2,029,567
Skyworks Solutions, Inc.(a)
625,000	3.000		06/01/31	557,131
TSMC Global Ltd.(a)(c)
290,000	2.250		04/23/31	263,256

				18,750,838

Software(a) – 1.1%
Adobe, Inc.
1,400,000	2.150		02/01/27	1,359,862
Fiserv, Inc.
2,775,000	2.750		07/01/24	2,759,599
1,825,000	3.200		07/01/26	1,819,945
1,075,000	4.200		10/01/28	1,107,938
Intuit, Inc.
675,000	1.350		07/15/27	615,802
Oracle Corp.
3,175,000	2.875		03/25/31	2,897,378

Corporate Obligations – (continued)
Software(a) – (continued)
Oracle Corp. – (continued)
1,325,000	3.600		04/01/40	1,148,563
ServiceNow, Inc.
3,400,000	1.400		09/01/30	2,889,354
VMware, Inc.
700,000	1.800		08/15/28	623,840
2,075,000	2.200		08/15/31	1,825,045
Workday, Inc.
1,000,000	3.500		04/01/27	1,002,040
1,050,000	3.700		04/01/29	1,051,701
675,000	3.800		04/01/32	674,406

				19,775,473

Telecommunication Services – 3.7%
AT&T, Inc.(a)
6,700,000	2.300		06/01/27	6,394,145
325,000	1.650		02/01/28	296,023
2,375,000	2.750		06/01/31	2,224,686
6,170,000	2.550		12/01/33	5,488,585
1,165,000	4.900		08/15/37	1,270,502
3,105,000	4.850		03/01/39	3,380,848
1,325,000	3.500		06/01/41	1,220,100
450,000	5.150		11/15/46	513,279
725,000	5.150		02/15/50	830,517
1,250,000	3.650		06/01/51	1,138,700
450,000	3.500		09/15/53	397,877
T-Mobile USA, Inc.(a)
2,025,000	3.500		04/15/25	2,037,271
1,350,000	1.500		02/15/26	1,259,091
5,025,000	3.750		04/15/27	5,061,331
3,600,000	2.050		02/15/28	3,298,392
2,800,000	3.875		04/15/30	2,811,760
2,205,000	2.875		02/15/31	1,987,256
2,150,000	3.500		04/15/31	2,021,424
925,000	3.000		02/15/41	781,505
Telefonica Emisiones SA
1,200,000	4.665		03/06/38	1,225,260
Verizon Communications, Inc.
7,580,000	2.100	(a)	03/22/28	7,075,930
5,066,000	4.329		09/21/28	5,347,315
625,000	3.875	(a)	02/08/29	650,356
2,251,000	4.016	(a)	12/03/29	2,338,271
3,350,000	2.550	(a)	03/21/31	3,112,552
2,175,000	4.812		03/15/39	2,457,598

				64,620,574

Transportation(a) – 0.3%
Burlington Northern Santa Fe LLC
800,000	4.050		06/15/48	849,528
Canadian Pacific Railway Co.
1,475,000	2.450		12/02/31	1,367,930
Union Pacific Corp.
2,375,000	2.800		02/14/32	2,283,277

				4,500,735

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Trucking & Leasing(c) – 0.1%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	$1,425,000	4.250%		01/17/23	$1,446,845

	TOTAL CORPORATE OBLIGATIONS
	(Cost $798,145,413)				$765,420,165

Foreign Debt Obligations – 1.7%
Sovereign – 1.7%
	Abu Dhabi Government International Bond(c)
	$460,000	2.500%		10/11/22	$461,667
	420,000	3.125		10/11/27	430,500
	Israel Government AID Bond(e)
	1,200,000	5.500		12/04/23	1,261,656
	2,400,000	5.500		04/26/24	2,544,432
	4,700,000	5.500		09/18/33	5,922,846
	Korea Development Bank
	720,000	2.000		02/24/25	702,281
	Kuwait International Government Bond
	4,120,000	3.500		03/20/27	4,275,272
	Mexico Government International Bond
	200,000	3.750		01/11/28	203,700
	1,746,000	3.500	(a)	02/12/34	1,623,780
	Perusahaan Penerbit SBSN Indonesia III
	2,030,000	4.550		03/29/26	2,146,471
	Republic of Indonesia
	420,000	4.125	(c)	01/15/25	433,597
	380,000	4.125		01/15/25	392,303
	450,000	3.350		03/12/71	379,175
	Republic of Panama(a)
	210,000	4.500		01/19/63	202,230
	Republic of Peru(a)
	10,000	2.780		12/01/60	7,846
	100,000	3.230	(f)	07/28/21	76,144
	Republic of Romania
	3,000,000	3.000	(c)	02/27/27	2,910,000
EUR	100,000	2.000	(c)	01/28/32	91,957
	$690,000	5.125		06/15/48	716,737
EUR	360,000	3.375	(c)	01/28/50	318,600
	580,000	4.000		02/14/51	507,500
	Republic of Uruguay(a)
	$280,000	4.375		01/23/31	304,640
	State of Israel(g)
	200,000	4.500		04/03/20	213,000
	United Mexican States(a)
	240,000	3.250		04/16/30	231,360
	200,000	4.750		04/27/32	212,000
EUR	839,000	1.450		10/25/33	780,801
	$1,960,000	3.771		05/24/61	1,586,620
	600,000	3.750		04/19/71	477,000

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $29,470,004)				$29,414,115

Asset-Backed Securities(b) – 5.7%
Collateralized Loan Obligations(c) – 5.4%
	AGL CLO 3 Ltd. Series 2020-3A, Class A (3M USD LIBOR + 1.300%)
	$4,100,000	1.541%		01/15/33	$4,063,912
	Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
	4,000,000	1.461		04/15/33	3,974,900
	Atlas Senior Loan Fund XIII Series 2019-13A, Class CR (3M USD LIBOR + 2.650%)
	2,100,000	2.909		04/22/31	2,035,013
	CFIP CLO Ltd. Series 2021-1A, Class A (3M USD LIBOR + 1.220%)
	12,050,000	1.334		01/20/35	11,896,447
	CFIP CLO Ltd. Series 2021-1A, Class C1 (3M USD LIBOR + 2.400%)
	1,700,000	2.514		01/20/35	1,661,682
	Crown City CLO I Series 2020-1A, Class A2R (3M USD LIBOR + 1.750%)
	4,600,000	2.004		07/20/34	4,509,352
	Crown City CLO I Series 2020-1A, Class BR (3M USD LIBOR + 2.100%)
	2,900,000	2.354		07/20/34	2,857,037
	Diameter Capital CLO1 Ltd. Series 2021-1A, Class A1A (3M USD LIBOR + 1.240%)
	5,250,000	1.481		07/15/36	5,198,267
	Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
	12,850,000	1.481		04/15/33	12,796,415
	Galaxy XVIII CLO Ltd. Series 2018-28A, Class A2 (3M USD LIBOR + 1.300%)
	6,000,000	1.541		07/15/31	5,955,318
	HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A (3M USD LIBOR + 1.450%)
	6,250,000	1.749		11/30/32	6,226,612
	Mill City Mortgage Loan Trust Series 2017-2, Class A3
	422,340	3.047		07/25/59	419,405
	Mountain View CLO LLC Series 2016-1A, Class AR (3M USD LIBOR + 1.360%)
	3,500,000	1.598		04/14/33	3,465,616
	OHA Credit Funding 3 Ltd. Series 2019-3A, Class AR (3M USD LIBOR + 1.140%)
	2,150,000	1.394		07/02/35	2,136,049
	OHA Credit Funding 5 Ltd. Series 2020-5A, Class A2A (3M USD LIBOR + 1.450%)
	2,000,000	1.691		04/18/33	1,987,654
	Palmer Square CLO Ltd. Series 2019-1A, Class A1R (3M USD LIBOR + 1.150%)
	6,000,000	1.545		11/14/34	5,960,742
	Recette CLO Ltd. Series 2015-1A, Class ARR (3M USD LIBOR + 1.080%)
	7,000,000	1.334		04/20/34	6,900,250
	Venture CDO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
	6,900,000	1.521		04/15/33	6,854,122

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – (continued)
Collateralized Loan Obligations(c) – (continued)
	Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3M USD LIBOR + 1.350%)
	$3,250,000	1.628%	07/28/32	$3,243,178

				92,141,971

Student Loan – 0.3%
	AccessLex Institute Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
	680,059	0.430	09/26/33	659,348
	Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
	936,254	0.908	04/25/35	933,760
	Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
	1,659,211	1.548	05/25/34	1,662,318
	PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
	2,003,644	1.607	09/25/65	1,994,109

				5,249,535

	TOTAL ASSET-BACKED SECURITIES
	(Cost $98,269,180)			$97,391,506

Mortgage-Backed Obligations – 30.1%
Collateralized Mortgage Obligations – 1.2%
Inverse Floaters(b) – 0.0%
	GNMA REMIC Series 2002-13, Class SB (-1x1M USD LIBOR + 37.567%)
	$6,533	35.557%	02/16/32	$7,499

Sequential Fixed Rate – 0.1%
	FHLMC REMIC Series 2755, Class ZA
	254,128	5.000	02/15/34	269,351
	FHLMC REMIC Series 4246, Class PT
	113,575	6.500	02/15/36	124,941
	FNMA REMIC Series 2011-52, Class GB
	493,168	5.000	06/25/41	523,080
	FNMA REMIC Series 2011-99, Class DB
	483,044	5.000	10/25/41	511,773
	FNMA REMIC Series 2012-111, Class B
	84,110	7.000	10/25/42	91,514
	FNMA REMIC Series 2012-153, Class B
	295,416	7.000	07/25/42	332,575

				1,853,234

Sequential Floating Rate(b) – 1.1%
	Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2(c) (1M SOFR + 1.650%)
	884,000	1.749	12/25/41	837,605
	Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2(c) (1M SOFR + 1.550%)
	978,000	1.649	10/25/41	948,792
	CSMC Series 2021-NQM8, Class A1(c)
	684,624	1.841	10/25/66	654,686

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2(c) (1M SOFR + 2.800%)
	599,282	2.899	10/25/50	601,467
	FHLMC STACR REMIC Trust Series 2021-DNA5, Class M2(c) (1M SOFR + 1.650%)
	710,000	1.749	01/25/34	699,172
	FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A(c) (1M SOFR + 1.000%)
	1,975,000	1.099	01/25/42	1,948,024
	FHLMC STACR REMIC Trust Series 2022-HQA1, Class M1B(c) (1M SOFR + 3.500%)
	780,000	3.550	03/25/42	798,322
	HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
	81,701	0.929	01/19/36	78,909
	Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
	71,890	1.177	10/25/34	70,153
	JPMorgan Mortgage Trust Series 2021-6, Class A3(c)
	2,731,322	2.500	10/25/51	2,518,898
	JPMorgan Mortgage Trust Series 2021-LTV2, Class A1(c)
	3,910,884	2.520	05/25/52	3,607,270
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.969%)
GBP	466,879	0.952	11/15/49	613,515
	Stratton Mortgage Funding PLC Series 2019-1, Class A (3M SONIA IR + 1.200%)
	2,974,538	1.390	05/25/51	3,912,549
	Verus Securitization Trust Series 2021-8, Class A1(c)
	$498,565	1.824	11/25/66	470,614
	Washington Mutual Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7
	12,554	2.612	02/25/33	12,083
	Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(c)
	130,712	3.500	07/25/49	130,682

				17,902,741

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$19,763,474

Commercial Mortgage-Backed Securities – 0.9%
Sequential Fixed Rate – 0.5%
	3650R Commercial Mortgage Trust Series 2021-PF1 , Class AS
	$2,526,000	2.778%	11/15/54	$2,330,132
	Bank Series 2019-BN21, Class A5
	950,000	2.851	10/17/52	917,283
	BX Trust Series 2021-ARIA, Class C(b)(c) (1M USD LIBOR + 1.646%)
	2,750,000	2.043	10/15/36	2,688,762
	Cantor Commercial Real Estate Lending Series 2019-CF2, Class E(c)
	2,024,000	2.500	11/15/52	1,460,176
	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34, Class D(c)
	1,400,000	2.700	11/15/52	1,108,659

				8,505,012

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate(c) – 0.2%
DOLP Trust Series 2021-NYC, Class A
$4,650,000	2.956%	05/10/41		$4,370,857

Sequential Floating Rate(b)(c) – 0.2%
DBJPM 16-C1 Mortgage Trust Series 2016-C1, Class D
1,500,000	3.326	05/10/49		1,145,415
DBJPM 17-C6 Mortgage Trust Series 2017-C6, Class D
1,757,000	3.218	06/10/50		1,520,419

				2,665,834

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$15,541,703

Federal Agencies – 28.0%
Adjustable Rate FNMA(b) – 0.1%
(1 Year CMT + 2.182%)
$1,576	2.312%	06/01/33		$1,646
(12M USD LIBOR + 1.233%)
133,944	1.542	06/01/35		137,920
(12M USD LIBOR + 1.553%)
616,620	1.803	09/01/34		639,892
(12M USD LIBOR + 1.668%)
256,509	1.917	07/01/34		267,619
(12M USD LIBOR + 1.735%)
336,547	2.130	05/01/35		350,597

				1,397,674

FHLMC – 0.1%
4,926	5.000	05/01/23		4,972
15,142	5.500	10/01/25		16,106
8,480	7.500	12/01/30		9,508
4,256	7.500	01/01/31		4,768
5,547	5.000	10/01/33		5,930
1,228	5.000	04/01/35		1,313
8,810	5.000	07/01/35		9,479
52,033	5.000	12/01/35		55,534
119,877	5.000	01/01/38		129,255
234,822	5.000	01/01/39		253,628
89,793	5.000	06/01/39		96,905
8,929	4.000	06/01/40		9,315
4,051	5.000	08/01/40		4,354
1,589	4.500	11/01/40		1,688
65,378	4.000	02/01/41		68,197
2,159	5.000	04/01/41		2,346
4,152	5.000	06/01/41		4,513
5,143	4.000	11/01/41		5,321
1,317,504	4.500	08/01/48		1,393,830

				2,076,962

FNMA – 0.0%
10,271	8.000	02/01/31		11,160
13,148	7.000	03/01/31		13,854

				25,014

GNMA – 14.6%
5,809	6.000	11/15/38		6,442
39,308	5.000	07/15/40		41,673
36,990	5.000	01/15/41		38,720

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
3,288	4.000	02/20/41		3,397
5,147	4.000	11/20/41		5,323
861	4.000	01/20/42		890
2,761	4.000	04/20/42		2,856
1,708	4.000	10/20/42		1,775
26,842	4.000	08/20/43		27,889
2,536	4.000	03/20/44		2,634
3,095	4.000	05/20/44		3,215
213,927	4.000	11/20/44		222,134
14,085	4.000	05/20/45		14,616
1,921,569	4.000	07/20/45		1,994,081
30,078	4.000	10/20/45		31,185
5,224,189	3.500	04/20/47		5,303,945
5,537,304	3.500	12/20/47		5,612,993
165,202	4.500	02/20/48		173,837
425,943	4.500	04/20/48		444,444
1,122,372	4.500	05/20/48		1,169,720
1,121,357	5.000	07/20/48		1,169,575
1,822,559	4.500	08/20/48		1,896,454
1,034,643	5.000	08/20/48		1,078,809
7,598	3.500	09/20/48		7,702
7,717,689	4.500	09/20/48		8,028,189
1,268,320	5.000	10/20/48		1,322,064
4,079,271	5.000	11/20/48		4,250,214
6,974,582	4.500	12/20/48		7,247,557
2,281,822	5.000	12/20/48		2,377,443
5,153,478	4.500	01/20/49		5,353,969
3,673,026	5.000	01/20/49		3,826,084
2,693,108	4.000	02/20/49		2,756,652
863,165	4.500	02/20/49		896,746
2,400,064	4.000	03/20/49		2,456,131
709,093	4.500	03/20/49		736,679
1,255,395	5.000	03/20/49		1,307,807
10,979	3.500	04/20/49		11,115
838,498	4.000	05/20/49		857,430
4,253,911	3.000	08/20/49		4,228,656
26,163	3.500	08/20/49		26,483
3,222,917	5.000	08/20/49		3,354,954
1,632,911	3.500	09/20/49		1,651,445
20,215,622	3.000	10/20/49		20,059,814
1,051,021	4.500	10/20/49		1,091,499
795,601	3.500	12/20/49		803,926
2,365,174	3.500	02/20/50		2,389,921
220,350	3.500	06/20/50		221,862
504,659	3.500	07/20/50		509,269
3,324,185	3.500	03/20/51		3,357,493
922,225	3.000	07/20/51		912,596
4,888,282	3.000	11/20/51		4,837,244
7,873,818	3.000	12/20/51		7,791,608
10,000,000	2.500	TBA-30yr	(h)	9,698,341
59,000,000	3.000	TBA-30yr	(h)	58,318,007
72,000,000	3.500	TBA-30yr	(h)	72,423,425

				252,358,932

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – 5.0%
$2,464	5.500%	09/01/23	$2,501
945	5.500	10/01/23	959
15,276	7.000	08/01/27	16,306
714	6.500	09/01/27	757
39,752	7.000	03/01/28	42,542
1,213	6.500	05/01/28	1,299
9,410	4.500	04/01/39	9,936
4,786	4.500	05/01/39	5,035
6,257	4.500	07/01/39	6,599
20,583	4.500	08/01/39	21,675
181,461	4.500	12/01/39	191,122
271,352	4.500	05/01/41	287,970
45,600	4.500	08/01/41	48,570
14,348	3.000	11/01/42	14,404
361,975	3.000	12/01/42	362,437
535,254	3.000	01/01/43	537,445
73,470	3.000	02/01/43	73,807
569,514	3.000	03/01/43	572,124
998,319	3.000	04/01/43	1,002,893
669,356	3.000	05/01/43	672,426
66,708	3.000	06/01/43	67,014
576,022	3.000	07/01/43	578,661
403,261	5.000	05/01/44	437,441
1,771,379	4.500	04/01/45	1,894,516
216,853	4.500	05/01/45	232,402
524,426	4.500	06/01/45	555,602
72,788	4.000	03/01/46	75,371
44,470	4.000	06/01/46	45,923
11,475	4.000	08/01/46	11,850
105,040	4.000	10/01/46	108,472
150,556	4.000	06/01/47	155,665
2,005,204	4.500	07/01/47	2,117,343
551,089	4.500	11/01/47	582,337
251,764	4.000	12/01/47	261,172
927,904	4.000	01/01/48	962,582
2,539,070	4.000	02/01/48	2,627,641
1,882,296	4.000	03/01/48	1,947,052
1,418,727	4.000	06/01/48	1,471,527
1,336,196	4.000	07/01/48	1,384,769
2,151,599	4.000	08/01/48	2,223,437
700,115	4.500	09/01/48	739,868
2,475,108	4.500	11/01/48	2,576,444
4,202,951	5.000	11/01/48	4,503,571
1,878,674	4.500	12/01/48	1,953,056
2,044,530	4.500	01/01/49	2,125,299
1,569,836	4.500	02/01/49	1,630,060
644,667	4.500	06/01/49	669,018
107,351	4.500	07/01/49	111,826
202,497	4.500	08/01/49	210,146
1,333,932	4.500	08/01/49	1,384,558
7,637,391	3.000	09/01/49	7,557,832
1,472,689	3.000	10/01/49	1,457,348
2,086,505	3.000	12/01/49	2,055,641
770,097	4.500	05/01/50	801,257
9,761,359	3.000	12/01/50	9,626,119

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
27,940,295	2.500	09/01/51	26,745,060

			85,758,687

UMBS, 30 Year, Single Family(h) – 8.2%
72,000,000	2.000	TBA-30yr	66,826,123
35,000,000	2.500	TBA-30yr	33,397,658
20,000,000	3.000	TBA-30yr	19,567,188
21,000,000	4.500	TBA-30yr	21,784,224

			141,575,193

TOTAL FEDERAL AGENCIES			$483,192,462

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $532,860,956)			$518,497,639

Agency Debentures – 1.7%
Federal Farm Credit Banks Funding Corp.
$7,050,000	2.850%	03/28/34	$7,035,477
FHLB
6,800,000	2.125	06/09/23	6,813,532
3,500,000	3.375	09/08/23	3,560,550
750,000	3.375	12/08/23	763,387
2,400,000	5.000	09/28/29	2,766,000
FNMA
3,700,000	1.875	09/24/26	3,601,543
4,200,000	6.250	05/15/29	5,198,046

TOTAL AGENCY DEBENTURES
(Cost $29,294,295)			$29,738,535

Municipal Debt Obligations – 1.4%
Arizona – 0.1%
City of Tucson AZ Taxable Series A(a)
$100,000	1.457%	07/01/28	$92,461
690,000	1.932	07/01/31	630,190
City of Yuma AZ Pledged Revenue Taxable Series 2021
35,000	1.749	07/15/28	32,623
65,000	2.102	07/15/30	59,921

			815,195

California – 0.6%
Bay Area Toll Authority Revenue Bonds Taxable Refunding Series F1(a)
820,000	1.633	04/01/28	750,790
California State GO Bonds Build America Taxable Series 2009(a)
950,000	7.500	04/01/34	1,309,289
1,650,000	7.550	04/01/39	2,446,698
California Statewide Communities Development Authority Revenue Bonds Taxable Refunding Series 2021
95,000	1.807	02/01/30	85,962
525,000	1.877	02/01/31	469,703
Los Angeles Municipal Improvement Corp.RB Taxable Refunding Series A(a)
765,000	1.648	11/01/28	695,134
2,295,000	2.074	11/01/30	2,057,464

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Municipal Improvement Corp.RB Taxable Refunding Series C(a)
$245,000	1.831%		11/01/29	$221,066
Port Of Oakland RB Taxable Refunding Series R(a)
330,000	1.949		05/01/28	306,128
55,000	2.099		05/01/30	49,653
385,000	2.199		05/01/31	342,724
San Francisco Municipal Transportation Agency Revenue Refunding Series A
555,000	1.302		03/01/28	501,157
San Jose Financing Authority Lease RB Taxable Refunding Series A(a)
345,000	1.812		06/01/29	319,180
195,000	1.862		06/01/30	178,676

				9,733,624

Florida(a) – 0.0%
Florida State Board of Administration Finance Corp. RB Taxable Series A
595,000	2.154		07/01/30	543,126

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010(a)
160,000	6.630		02/01/35	179,553
1,595,000	7.350		07/01/35	1,854,891
Illinois State GO Bonds Taxable-Pension Series 2003
1,170,000	5.100		06/01/33	1,244,187

				3,278,631

Louisiana(a) – 0.0%
City of New Orleans LA Sewerage Service Revenue Taxable Revenue Series 2021
60,000	0.958		06/01/26	54,981
110,000	1.409		06/01/28	98,714
City of New Orleans LA Water System Revenue Taxable Refunding Series 2021
45,000	1.008		12/01/26	41,211
105,000	1.459		12/01/28	94,832
Louisiana State Transportation Authority Revenue Taxable Refunding Series A
50,000	1.138		02/15/26	46,716
50,000	1.648		02/15/28	46,255
60,000	1.997		02/15/30	55,100
State of Louisiana Unclaimed Property Revenue Taxable Refunding Series 2021
105,000	1.059		09/01/26	94,705
100,000	1.543		09/01/28	88,108

				620,622

Maryland – 0.0%
State of Maryland Department of Transportation Revenue Taxable Refunding Series A
65,000	1.303		08/01/28	58,932

New York – 0.4%
Metropolitan Transportation Authority Revenue Series 2010(a)
395,000	5.989		11/15/30	458,134

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B(a)
2,670,000	5.175		11/15/49	3,054,964
Port Authority of New York & New Jersey Revenue Bonds Taxable Series Aaa
3,320,000	1.086		07/01/23	3,280,496

				6,793,594

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,640,000	6.270		02/15/50	2,067,103

Pennsylvania – 0.0%
Commonwealth of Pennsylvania Department of Community & Economic Development Revenue Taxable Refunding Series C
125,000	2.758		06/01/30	120,294

Texas – 0.0%
City of Houston TX Airport System Revenue Taxable Refunding Series 2020
355,000	2.235		07/01/29	330,192

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $23,280,982)				$24,361,313

U.S. Treasury Obligations – 29.0%
United States Treasury Bonds
$6,530,000	4.250	%(i)	05/15/39	$8,172,703
13,000,000	3.750	(i)	11/15/43	15,364,375
210,000	3.375		05/15/44	235,594
15,240,000	2.875		11/15/46	16,035,338
104,460,000	3.000		02/15/47	112,425,075
38,410,000	2.375	(i)	11/15/49	37,521,769
41,410,000	2.000		02/15/50	37,256,059
United States Treasury Notes
76,710,000	0.125		08/31/22	76,449,306
19,650,000	2.625		02/28/23	19,824,240
2,630,000	2.000		04/30/24	2,609,864
2,920,000	1.125		01/15/25	2,812,097
20,000	0.500		02/28/26	18,491
960,000	2.500		02/28/26	958,500
29,700,000	0.750		03/31/26	27,695,250
10,230,000	1.250		03/31/28	9,541,073
34,040,000	1.250	(i)	06/30/28	31,665,178
5,560,000	3.125		11/15/28	5,787,613
United States Treasury Strip Coupon(j)
50,580,000	0.000		02/15/38	33,748,430
94,430,000	0.000		08/15/38	62,098,048

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $552,751,540)				$500,219,003

TOTAL INVESTMENTS – 114.0%
(Cost $2,064,072,370)				$1,965,042,276

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.0)%				(240,874,878)

NET ASSETS – 100.0%				$1,724,167,398

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2022.

(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $9,728,934, which represents approximately 0.6% of the Fund’s net assets as of March 31, 2022.

(f)	Actual maturity date is July 28, 2121.

(g)	Actual maturity date is April 03, 2120.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $282,014,966 which represents approximately 16.4% of the Fund’s net assets as of March 31, 2022.

(i)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
SONIA	—Sterling Overnight Interbank Average Rate
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Currency Purchased		Currency Sold
Counterparty					Settlement Date	Unrealized Gain
Barclays Bank PLC	USD	8,490,707	GBP	6,233,061	04/05/22	$303,023
BofA Securities LLC	USD	3,241,105	EUR	2,834,645	05/05/22	101,794
Morgan Stanley & Co.	USD	2,515,331	GBP	1,857,000	04/05/22	75,995

TOTAL						$480,812

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	GBP	763,484	USD	1,040,021	04/05/22	$(37,117)
BNP Paribas SA	GBP	1,479,991	USD	1,951,249	04/05/22	(7,147)
	USD	272,019	EUR	247,501	05/05/22	(2,083)
BofA Securities LLC	EUR	1,538,000	USD	1,759,667	05/05/22	(56,365)
	NZD	65,342	USD	45,367	05/12/22	(114)
Deutsche Bank AG	GBP	1,377,087	USD	1,867,623	04/05/22	(58,696)
JPMorgan Securities, Inc.	USD	727,436	CHF	677,048	04/25/22	(5,877)

TOTAL						$(167,399)

FORWARD SALES CONTRACTS — At March 31, 2022, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/22	$(70,000,000)	$(66,558,016)
UMBS, 30 Year, Single Family	3.500	TBA-30yr	04/13/22	(3,000,000)	(3,005,391)
UMBS, 30 Year, Single Family	4.000	TBA-30yr	04/13/22	(8,000,000)	(8,164,379)

TOTAL (Proceeds Receivable: $(78,857,012))					$(77,727,786)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro Buxl 30 Year Bonds	1	06/08/22	$205,984	$(17,613)
French 10 Year Government Bonds	1	06/08/22	167,608	(2,656)
2 Year U.S. Treasury Notes	710	06/30/22	150,464,532	(1,979,212)
10 Year U.S. Treasury Notes	691	06/21/22	84,906,625	(1,882,977)

Total				$(3,882,458)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(440)	06/21/22	(77,935,000)	2,809,065
5 Year German Euro-Bobl	(8)	06/08/22	(1,140,411)	6,271
10 Year U.S. Treasury Notes	(441)	06/21/22	(59,741,719)	1,891,152
20 Year U.S. Treasury Bonds	(229)	06/21/22	(34,364,312)	356,346

Total				$5,062,834

TOTAL FUTURES CONTRACTS				$1,180,376

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M NZDOR(a)	1.250%(a)	12/15/22	NZD	11,620		$(41,948)	$(9,215)	$(32,733)
1.290%(b)	3M SOFR(b)	01/12/24		$36,490	(c)	534,085	113,613	420,472
1.730(b)	3M SOFR(b)	02/09/24		8,150	(c)	87,297	(57)	87,354
6M AUDOR(d)	2.480(d)	03/14/24	AUD	12,350	(c)	(58,636)	47	(58,683)
2.500(b)	3M SOFR(b)	03/14/24		$8,460	(c)	29,222	16,737	12,485
6M GBP(e)	0.250(e)	03/16/24	GBP	7,880		(346,045)	(504,032)	157,987
3M STIBOR(e)	0.500(e)	03/16/24	SEK	267,300		(445,138)	(633,780)	188,642
3M NIBOR(e)	1.750(e)	03/16/24	NOK	52,420		(89,705)	(2,616)	(87,089)
0.250(e)	3M SOFR(e)	03/16/24		$17,000		653,629	369,953	283,676
(0.500)(e)	6M EURO(e)	03/16/24	EUR	300		6,499	3,354	3,145
0.250(e)	6M EURO(e)	03/16/24		24,220	(c)	149,609	141,147	8,462
6M CDOR(a)	2.500(a)	03/22/24	CAD	21,220		(61,956)	(18,202)	(43,754)
2.000(e)	3M SOFR(e)	03/24/24		$12,910		56,483	34,949	21,534
1M LIBOR + 0.090%(d)	3M LIBOR(d)	07/25/24		38,780		10,734	13,033	(2,299)
6M CDOR(a)	2.070(a)	12/18/25	CAD	9,660	(c)	(132,562)	(37,231)	(95,331)
3M STIBOR(e)	0.750(e)	03/16/27	SEK	49,870		(262,094)	34,154	(296,248)
3M SOFR(e)	1.000(e)	03/16/27		$40		(2,314)	(107)	(2,207)
6M AUDOR(a)	1.250(a)	03/16/27	AUD	27,400		(1,603,814)	(651,270)	(952,544)
2.000(e)	3M NIBOR(e)	03/16/27	NOK	11,070		49,227	(31,264)	80,491
1.000(e)	3M SOFR(e)	03/16/27		$25,480		1,474,274	920,101	554,173
0.500(e)	6M GBP(e)	03/16/27	GBP	270		23,172	6,881	16,291
6M EURO(e)	1.323(e)	03/31/27	EUR	3,120	(c)	4,280	(31,012)	35,292
3M SOFR(e)	1.810(e)	02/09/28		$8,460	(c)	(201,327)	(5,172)	(196,155)
1.960(a)	6M CDOR(a)	12/18/28	CAD	7,840	(c)	257,940	84,320	173,620
1.311(e)	6M EURO(e)	03/30/29	EUR	6,390	(c)	(1,557)	(63,485)	61,928
3M SOFR(e)	2.130(e)	11/15/31		$8,930	(c)	(23,735)	(45,089)	21,354
6M JYOR(e)	0.000(e)	03/16/32	JPY	29,920		(5,857)	(5,857)	—
6M CHFOR(e)	0.250(e)	03/16/32	CHF	16,450		(1,066,879)	(507,581)	(559,298)
6M EURO(e)	0.250(e)	03/16/32	EUR	9,320	(f)	(894,838)	(865,353)	(29,485)
3M NIBOR(e)	2.000(e)	03/16/32	NOK	88,190		(644,302)	(165,611)	(478,691)
6M AUDOR(a)	2.000(a)	03/16/32	AUD	3,700		(257,457)	2,720	(260,177)
6M CDOR(a)	2.000(a)	03/16/32	CAD	14,310		(868,523)	(617,584)	(250,939)
2.750(a)	3M NZDOR(a)	03/16/32	NZD	3,470		125,515	(30,361)	155,876
1.500(e)	3M SOFR(e)	03/16/32		$25,920		1,419,487	586,681	832,806
1.000(e)	3M STIBOR(e)	03/16/32	SEK	87,430		744,540	583,128	161,412
0.250(e)	6M EURO(e)	03/16/32	EUR	13,600	(f)	1,134,393	797,730	336,663
0.750(e)	6M GBP(e)	03/16/32	GBP	15,490		1,679,945	(46,804)	1,726,749
0.000	6M JYOR(f)	03/16/32	JPY	—		—	103	(103)
6M CHFOR(e)	0.500(e)	03/17/32	CHF	9,160	(c)	(348,963)	(144,539)	(204,424)
6M EURO(e)	0.500(e)	03/17/32	EUR	22,280	(c)	(1,046,091)	(660,701)	(385,390)
3M STIBOR(e)	1.000(e)	03/17/32	SEK	30,560	(c)	(138,346)	(78,336)	(60,010)
1.500(e)	3M SOFR(e)	03/17/32		$25,000	(c)	516,572	227,367	289,205
1.000(e)	6M GBP(e)	03/17/32	GBP	3,640	(c)	86,714	88,895	(2,181)
6M EURO(e)	1.489(e)	03/29/32	EUR	2,170	(c)	182	(21,555)	21,737
1.850(e)	3M SOFR(e)	02/09/33		$4,410	(c)	126,437	2,225	124,212

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(a)	2.100%(a)	12/18/33	CAD	2,160	(c)	$(126,247)	$3,570	$(129,817)
6M CDOR(a)	2.250(a)	12/15/51		1,660		(160,080)	(78,598)	(81,482)
1.750%(e)	3M SOFR(e)	03/16/52	$	1,050		53,792	(97,278)	151,070

TOTAL						$395,614	$(1,321,982)	$1,717,596

(a)	Payments made semi-annually.
(b)	Payments made at maturity.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(d)	Payments made quarterly.
(e)	Payments made annually.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 11	3.000%	4.763%	Citibank NA	11/18/54	3,350	$(265,522)	$(503,701)	$238,179
Markit CMBX Series 8	3.000	9.005	Citibank NA	10/17/57	2,600	(338,109)	(392,809)	54,700
Markit CMBX Series 10	3.000	5.888	Citibank NA	11/17/59	4,350	(471,885)	(458,615)	(13,270)
Markit CMBX Series 11	3.000	4.763	JPMorgan Securities, Inc.	11/18/54	1,100	(87,186)	(326,244)	239,058
Markit CMBX Series 11	3.000	4.763	MS & Co. Int. PLC	11/18/54	1,100	(87,186)	(299,489)	212,303

TOTAL						$(1,249,888)	$(1,980,858)	$730,970

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 28	1.000%	0.224%	06/20/22	$33,100	$68,526	$50,147	$18,379
CDX.NA.IG Index 34	1.000	0.554	06/20/25	150,025	2,126,735	1,394,401	732,334
CDX.NA.IG Index 37	1.000	0.614	12/20/26	53,350	927,259	892,999	34,260
General Electric Co. 2.700%, 10/09/22	1.000	0.737	06/20/26	3,875	42,069	44,573	(2,504)
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.389	12/20/25	690	15,369	770	14,599
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.467	12/20/26	4,190	101,579	87,250	14,329
Nordstrom, Inc., 6.950%, 03/15/22	1.000	1.473	06/20/24	5,525	(54,563)	(11,902)	(42,661)
Nordstrom, Inc., 6.950%, 03/15/22	1.000	1.867	12/20/24	1,950	(43,545)	(34,548)	(8,997)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold: (continued)
Prudential Financial, Inc., 3.500%, 05/15/24	1.000%	0.282%	06/20/24	$2,950	$47,411	$22,109	$25,302
Republic of Chile, 3.875%, 08/05/20	1.000	0.330	12/20/24	1,000	18,209	11,527	6,682
Republic of Chile, 3.875%, 08/05/20	1.000	0.466	12/20/25	2,580	50,323	31,072	19,251
Republic of Chile, 3.875%, 08/05/20	1.000	0.629	12/20/26	1,410	23,856	12,758	11,098
Republic of Chile, 3.875%, 08/05/20	1.000	0.700	06/20/27	1,130	17,886	17,541	345
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.312	06/20/24	430	6,624	495	6,129
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.564	12/20/25	2,650	42,244	29,938	12,306
Republic of Indonesia, 5.875%, 03/13/20	1.000(c)	0.840	06/20/27	7,340	59,629	19,082	40,547
Republic of Peru, 8.750%, 11/21/33	1.000	0.515	12/20/25	2,150	38,146	13,366	24,780
Republic of the Philippines, 10.625%, 03/16/25	1.000(c)	0.532	12/20/25	4,530	77,333	71,396	5,937
State of Qatar, 9.750%, 06/15/30	1.000(c)	0.277	12/20/24	170	3,340	1,956	1,384
State of Qatar, 9.750%, 06/15/30	1.000(c)	0.356	12/20/25	4,350	102,149	72,557	29,592
The Boeing Co., 8.750%, 08/15/21	1.000(c)	1.034	06/20/24	1,225	(487)	11,815	(12,302)
United Mexican States, 4.150%, 03/28/27	1.000(c)	0.692	12/20/25	6,530	74,110	(94,770)	168,880
United Mexican States, 4.150%, 03/28/27	1.000(c)	1.003	06/20/27	3,980	537	(40,126)	40,663

TOTAL					$3,744,739	$2,604,406	$1,140,333

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	Citibank NA	0.420%	10/10/2022	25,900,000	$25,900,000	$4,321	$56,068	$(51,747)
1Y IRS	Citibank NA	0.516	11/15/2022	26,330,000	26,330,000	7,015	61,829	(54,814)
6M IRS	Citibank NA	1.361	07/12/2022	21,700,000	21,700,000	6,870	136,548	(129,678)
1Y IRS	Citibank NA	0.459	10/10/2022	23,650,000	23,650,000	4,200	51,699	(47,499)
9M IRS	Deutsche Bank AG (London)	1.850	11/22/2022	62,600,000	62,600,000	69,392	212,376	(142,984)
1Y IRS	JPMorgan Securities, Inc.	0.281	09/08/2022	21,480,000	21,480,000	2,122	41,037	(38,915)
1Y IRS	JPMorgan Securities, Inc.	0.300	09/08/2022	28,060,000	28,060,000	2,861	54,613	(51,752)
1Y IRS	JPMorgan Securities, Inc.	1.053	06/21/2022	14,170,000	14,170,000	993	126,432	(125,439)
2Y IRS	JPMorgan Securities, Inc.	0.700	11/14/2022	13,700,000	13,700,000	10,150	138,664	(128,514)
9M IRS	JPMorgan Securities, Inc.	1.800	11/16/2022	62,700,000	62,700,000	62,531	203,775	(141,244)
1Y IRS	MS & Co. Int. PLC	0.544	11/16/2022	23,970,000	23,970,000	6,735	56,449	(49,714)

Total purchased option contracts				324,260,000	$324,260,000	$177,190	$1,139,490	$(962,300)
Written option contracts
Calls
1M IRS	Citibank NA	0.743	04/07/2022	(4,850,000)	(4,850,000)	(40)	(59,834)	59,794
1M IRS	Citibank NA	1.054	04/19/2022	(4,690,000)	(4,690,000)	(10,438)	(52,121)	41,683
1M IRS	Citibank NA	1.090	04/25/2022	(4,450,000)	(4,450,000)	(19,153)	(42,418)	23,265
1Y IRS	Citibank NA	0.379	10/10/2022	(2,670,000)	(2,670,000)	(4,821)	(56,074)	51,253
1Y IRS	Citibank NA	0.425	10/10/2022	(2,420,000)	(2,420,000)	(4,953)	(51,712)	46,759
1Y IRS	Citibank NA	0.553	11/15/2022	(2,720,000)	(2,720,000)	(10,804)	(61,825)	51,021
1Y IRS	Citibank NA	1.290	12/12/2022	(37,800,000)	(37,800,000)	(7,534)	(120,960)	113,426
6M IRS	Citibank NA	1.594	07/12/2022	(6,960,000)	(6,960,000)	(28,620)	(136,635)	108,015
1M IRS	Deutsche Bank AG (London)	1.830	04/11/2022	(5,830,000)	(5,830,000)	(2,462)	(64,421)	61,959
1M IRS	Deutsche Bank AG (London)	2.010	04/19/2022	(5,830,000)	(5,830,000)	(24,844)	(56,988)	32,144
9M IRS	Deutsche Bank AG (London)	1.348	11/22/2022	(62,600,000)	(62,600,000)	(24,808)	(75,216)	50,408
9M IRS	Deutsche Bank AG (London)	1.599	11/22/2022	(62,600,000)	(62,600,000)	(42,750)	(137,159)	94,409
1Y IRS	JPMorgan Securities, Inc.	0.363	09/08/2022	(2,210,000)	(2,210,000)	(2,575)	(40,912)	38,337
1Y IRS	JPMorgan Securities, Inc.	0.401	09/08/2022	(2,900,000)	(2,900,000)	(3,794)	(54,696)	50,902
1Y IRS	JPMorgan Securities, Inc.	1.378	06/21/2022	(7,470,000)	(7,470,000)	(3,377)	(126,499)	123,122
2Y IRS	JPMorgan Securities, Inc.	1.060	11/14/2022	(2,700,000)	(2,700,000)	(13,890)	(140,244)	126,354
9M IRS	JPMorgan Securities, Inc.	1.290	11/16/2022	(62,700,000)	(62,700,000)	(21,067)	(75,240)	54,173
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(62,700,000)	(62,700,000)	(37,513)	(128,535)	91,022
1M IRS	MS & Co. Int. PLC	1.690	04/04/2022	(5,830,000)	(5,830,000)	(1)	(70,047)	70,046
1M IRS	MS & Co. Int. PLC	2.165	04/25/2022	(5,830,000)	(5,830,000)	(66,455)	(68,503)	2,048
1Y IRS	MS & Co. Int. PLC	0.599	11/16/2022	(2,480,000)	(2,480,000)	(11,134)	(56,530)	45,396
3M IRS	MS & Co. Int. PLC	1.226	05/03/2022	(4,320,000)	(4,320,000)	(52,783)	(48,299)	(4,484)

				(362,560,000)	$(362,560,000)	$(393,816)	$(1,724,868)	$1,331,052

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
1M IRS	Citibank NA	0.743%	04/07/2022	(4,850,000)	$(4,850,000)	$(232,049)	$(59,834)	$(172,215)
1M IRS	Citibank NA	1.054	04/19/2022	(4,690,000)	(4,690,000)	(82,972)	(52,121)	(30,851)
1M IRS	Citibank NA	1.090	04/25/2022	(4,450,000)	(4,450,000)	(72,645)	(42,418)	(30,227)
1Y IRS	Citibank NA	1.290	12/12/2022	(37,800,000)	(37,800,000)	(643,688)	(120,960)	(522,728)
1M IRS	Deutsche Bank AG (London)	1.830	04/11/2022	(5,830,000)	(5,830,000)	(154,342)	(64,422)	(89,920)
1M IRS	Deutsche Bank AG (London)	2.010	04/19/2022	(5,830,000)	(5,830,000)	(84,530)	(56,988)	(27,542)
1M IRS	MS & Co. Int. PLC	1.690	04/04/2022	(5,830,000)	(5,830,000)	(223,533)	(70,047)	(153,486)
1M IRS	MS & Co. Int. PLC	2.165	04/25/2022	(5,830,000)	(5,830,000)	(46,383)	(68,503)	22,120
3M IRS	MS & Co. Int. PLC	1.226	05/03/2022	(4,320,000)	(4,320,000)	(44,779)	(48,299)	3,520
				(79,430,000)	$(79,430,000)	$(1,584,921)	$(583,592)	$(1,001,329)

Total written option contracts				(441,990,000)	$(441,990,000)	$(1,978,737)	$(2,308,460)	$329,723

TOTAL				(117,730,000)	$(117,730,000)	$(1,801,547)	$(1,168,970)	$(632,577)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—2 Year Interest Rate Swaptions
3M IRS	—3 Month Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
9M IRS	—9 Month Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
CDX.NA.IG Index 37	—CDX North America Investment Grade Index 37
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – 35.4%
British Pound – 1.2%
	United Kingdom Gilt
GBP	2,980,000	3.500%		01/22/45	$5,155,276
	840,000	1.500		07/31/53	1,045,346
	220,000	1.750		07/22/57	294,109
	710,000	3.500		07/22/68	1,505,718

					8,000,449

Canadian Dollar – 1.2%
	British Columbia Province of Canada
CAD	2,600,000	2.850		06/18/25	2,091,397
	2,000,000	4.950		06/18/40	1,958,885
	Ontario Province of Canada
	1,700,000	2.600		06/02/25	1,355,744
	2,300,000	4.650		06/02/41	2,183,321

					7,589,347

Chinese Yuan – 6.6%
	Agricultural Development Bank of China
CNY	20,890,000	3.520		05/24/31	3,377,545
	China Development Bank
	17,690,000	3.340		07/14/25	2,831,403
	33,180,000	3.300		03/03/26	5,313,322
	26,490,000	3.500		08/13/26	4,264,928
	7,420,000	4.040		04/10/27	1,225,138
	590,000	3.650		05/21/29	95,730
	10,700,000	3.450		09/20/29	1,714,255
	27,380,000	3.090		06/18/30	4,279,365
	China Government Bond
	18,480,000	3.250		06/06/26	2,983,641
	19,000,000	2.850		06/04/27	3,013,502
	12,660,000	3.280		12/03/27	2,052,152
	12,180,000	2.910		10/14/28	1,928,436
	22,460,000	3.250		11/22/28	3,632,390
	2,890,000	4.080		10/22/48	504,599
	25,690,000	3.860		07/22/49	4,328,513
	5,390,000	3.390		03/16/50	837,559

					42,382,478

Euro – 6.7%
	Bundesschatzanweisungen
EUR	6,470,000	0.010		12/15/23	7,181,557
	French Republic Government Bond OAT
	1,700,000	4.500		04/25/41	2,910,586
	310,000	3.250		05/25/45	474,814
	210,000	2.000	(b)	05/25/48	265,835
	800,000	1.750	(b)	05/25/66	960,641
	Ireland Government Bond
	430,000	0.200		10/18/30	449,463
	920,000	0.350		10/18/32	946,304
	Italy Buoni Poliennali Del Tesoro
	5,400,000	0.010		08/01/26	5,678,227
	1,680,000	6.000		05/01/31	2,511,130
	1,750,000	2.950	(b)	09/01/38	2,125,310
	1,000,000	2.800	(b)	03/01/67	1,119,724

Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
	Kingdom of Belgium(b)
EUR	960,000	4.250		03/28/41	1,574,001
	250,000	2.150		06/22/66	326,413
	Portugal Obrigacoes do Tesouro OT(b)
	1,200,000	1.950		06/15/29	1,406,247
	Republic of Austria Government Bond
	870,000	0.900		02/20/32	954,391
	450,000	1.500	(b)	11/02/86	507,306
	280,000	2.100	(b)(c)	09/20/17	376,591
	280,000	0.850	(b)(d)	06/30/20	200,018
	Republic of Indonesia(b)
	650,000	2.625		06/14/23	732,005
	240,000	2.150		07/18/24	269,781
	Republic of Romania
	$970,000	3.000	(b)	02/27/27	940,900
EUR	630,000	2.124		07/16/31	594,139
	70,000	2.000	(b)	01/28/32	64,370
	400,000	3.375	(b)	01/28/50	354,000
	Spain Government Bond(b)
	2,075,000	5.900		07/30/26	2,804,006
	5,180,000	1.250		10/31/30	5,752,722
	1,110,000	3.450		07/30/66	1,607,100

					43,087,581

Indonesian Rupiah – 0.2%
	Republic of Indonesia
IDR	12,964,000,000	8.750		05/15/31	1,019,970

Israeli Shekel – 0.1%
	Israel Government Bond
ILS	2,430,000	2.000		03/31/27	771,389

Japanese Yen – 16.1%
	Japan Government Five Year Bond
JPY	793,000,000	0.005		12/20/26	6,508,476
	Japan Government Forty Year Bond
	988,000,000	0.700		03/20/61	7,497,649
	Japan Government Ten Year Bond
	698,400,000	0.100		12/20/31	5,677,498
	Japan Government Thirty Year Bond
	596,200,000	2.500		09/20/34	6,188,991
	162,000,000	1.600		06/20/45	1,564,230
	291,000,000	0.700		12/20/51	2,271,468
	Japan Government Twenty Year Bond
	275,000,000	1.300		06/20/35	2,530,479
	794,150,000	0.500		12/20/41	6,330,107
	Japan Government Two Year Bond
	2,919,550,000	0.005		03/01/24	24,003,190
	Japan Treasury Bills(e)
	1,734,950,000	0.000		05/23/22	14,253,126
	3,204,400,000	0.000		06/13/22	26,326,670

					103,151,884

Russian Ruble(f)(g) – 0.0%
	Russian Federation Bond
RUB	26,160,000	7.050		01/19/28	—

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – (continued)
Singapore Dollar – 0.3%
	Singapore Government Bond
SGD	2,150,000	2.750%		07/01/23	$1,607,531

South Korean Won – 0.6%
	Korea Development Bank
	$200,000	2.000		02/24/25	195,078
	Korea Treasury Bond
KRW	2,598,070,000	1.875		06/10/29	1,991,729
	2,641,660,000	1.375		12/10/29	1,940,471

					4,127,278

Thai Baht – 0.4%
	Thailand Government Bond
THB	76,900,000	2.400		12/17/23	2,376,857
	9,080,000	1.585		12/17/35	232,048

					2,608,905

United States Dollar – 2.0%
	Abu Dhabi Government International Bond
	$500,000	3.125	(b)	10/11/27	512,500
	600,000	4.125	(b)	10/11/47	646,500
	1,370,000	4.125		10/11/47	1,476,175
	Republic of Indonesia
	200,000	4.125	(b)	01/15/25	206,475
	4,340,000	4.125		01/15/25	4,480,507
	790,000	3.850	(b)	07/18/27	824,464
	200,000	4.350		01/11/48	205,272
	Republic of Peru(a)
	10,000	2.780		12/01/60	7,846
	100,000	3.230	(h)	07/28/21	76,144
	Republic of Qatar(b)
	950,000	5.103		04/23/48	1,161,375
	Republic of Uruguay(a)
	190,000	4.375		01/23/31	206,720
	Saudi Government International Bond
	1,640,000	3.250		11/17/51	1,443,200
	United Mexican States(a)
	1,521,000	3.771		05/24/61	1,231,249
	360,000	3.750		04/19/71	286,200

					12,764,627

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $227,256,997)				$227,111,439

Corporate Obligations – 37.5%
Aerospace & Defense(a) – 0.9%
	Airbus SE
EUR	115,000	0.875%		05/13/26	$126,043
	Northrop Grumman Corp.
	$1,700,000	2.930		01/15/25	1,697,960
	1,100,000	3.250		01/15/28	1,100,341
	Raytheon Technologies Corp.
	27,000	3.650		08/16/23	27,348
	Teledyne Technologies, Inc.
	1,250,000	0.950		04/01/24	1,200,638
	The Boeing Co.
	1,075,000	5.150		05/01/30	1,144,940
	225,000	3.250		02/01/35	201,258

Corporate Obligations – (continued)
Aerospace & Defense(a) – (continued)
	The Boeing Co. – (continued)
	225,000	3.375		06/15/46	186,131
	80,000	3.625		03/01/48	68,368
	80,000	3.850		11/01/48	70,199
	80,000	5.805		05/01/50	92,319

					5,915,545

Agriculture(a) – 0.3%
	BAT Capital Corp.
	50,000	3.557		08/15/27	48,657
	1,450,000	2.259		03/25/28	1,303,579
	Imperial Brands Finance PLC
EUR	355,000	3.375		02/26/26	412,743

					1,764,979

Automotive – 0.9%
	General Motors Financial Co., Inc.(a)
	$100,000	1.694		03/26/25	110,904
	195,000	0.850		02/26/26	205,912
	1,725,000	1.500		06/10/26	1,575,374
	200,000	5.650		01/17/29	216,568
	Hyundai Capital America(a)(b)
	2,425,000	1.650		09/17/26	2,211,454
	PACCAR Financial Corp.
	725,000	0.900		11/08/24	692,542
	Volkswagen Leasing GmbH
EUR	600,000	1.625		08/15/25	663,192

					5,675,946

Banks – 12.0%
	ABN AMRO Bank NV(a)(b)(i) (1 Year CMT + 0.800%)
	$1,200,000	1.542		06/16/27	1,099,848
	AIB Group PLC(a)(i)
	(-1X 1 Year EUR Swap + 0.750%)
EUR	375,000	0.500		11/17/27	387,597
	(-1X 5 Year EUR Swap + 3.300%)
	675,000	2.875		05/30/31	737,877
	(3M USD LIBOR + 1.874%)
	$1,250,000	4.263	(b)	04/10/25	1,252,862
	Australia & New Zealand Banking Group Ltd.(a)(b)(i) (5 Year CMT + 1.288%)
	750,000	2.950		07/22/30	723,795
	Banco Santander SA
	800,000	2.706		06/27/24	792,624
	1,400,000	3.490		05/28/30	1,351,994
EUR	500,000	1.625		10/22/30	515,772
	$800,000	2.749		12/03/30	703,344
	Bank of America Corp.(a)(i)
	(3M USD LIBOR + 0.810%)
	2,900,000	3.366		01/23/26	2,899,594
	(SOFR + 1.330%)
	15,000	2.972		02/04/33	14,069
	(SOFR + 2.150%)
	375,000	2.592		04/29/31	346,410
	Bank of Ireland Group PLC(a)(i)
	(-1X 1 Year EUR Swap + 0.770%)
EUR	625,000	0.375		05/10/27	643,575

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Bank of Ireland Group PLC(a)(i) – (continued)
	(-1X 1 Year EUR Swap + 1.650%)
EUR	975,000	1.375%		08/11/31	$1,000,471
	Barclays PLC(a)(i) (1 Year CMT + 1.050%)
	$1,025,000	2.279		11/24/27	953,322
	BNP Paribas SA
	1,450,000	3.375	(b)	01/09/25	1,445,563
	1,250,000	3.375		01/09/25	1,246,175
	(5 Year USD Swap + 1.483%)
	950,000	4.375	(a)(b)(i)	03/01/33	944,366
	(SOFR + 1.004%)
	575,000	1.323	(a)(b)(i)	01/13/27	523,768
	(SOFR + 2.074%)
	550,000	2.219	(a)(b)(i)	06/09/26	522,627
	BPCE SA(b)
	2,350,000	4.000		09/12/23	2,378,858
	(SOFR + 1.520%)
	1,000,000	1.652	(a)(i)	10/06/26	924,530
	CaixaBank SA
EUR	400,000	1.125		05/17/24	444,540
	(-1X 3M Euribor + 0.850%)
	900,000	0.375	(a)(i)	11/18/26	954,695
	(-1X 3M Euribor + 1.000%)
	500,000	0.750	(a)(i)	05/26/28	520,076
	Citigroup, Inc.
	$1,210,000	3.500		05/15/23	1,227,751
GBP	600,000	2.750	(a)	01/24/24	791,973
	(SOFR + 0.686%)
	$1,575,000	0.776	(a)(i)	10/30/24	1,521,859
	(SOFR + 2.842%)
	1,700,000	3.106	(a)(i)	04/08/26	1,685,703
	(SOFR + 3.914%)
	25,000	4.412	(a)(i)	03/31/31	26,032
	Commerzbank AG
EUR	550,000	4.000		03/23/26	630,226
	Commonwealth Bank of Australia(a)(b)(i) (5 Year CMT + 2.050%)
	$1,000,000	3.610		09/12/34	958,070
	Credit Agricole SA(a)(b)(i)
	(SOFR + 0.892%)
	1,100,000	1.247		01/26/27	1,002,331
	(SOFR + 1.676%)
	300,000	1.907		06/16/26	282,888
	Credit Suisse AG
	1,000,000	2.950		04/09/25	989,560
	Credit Suisse Group AG(a)(b)(i)
	(3M USD LIBOR + 1.410%)
	2,800,000	3.869		01/12/29	2,739,436
	(SOFR + 1.560%)
	1,550,000	2.593		09/11/25	1,499,454
	Danske Bank A/S(a)(b)(i) (1 Year CMT + 1.750%)
	1,275,000	4.298		04/01/28	1,285,480
	Deutsche Bank AG
	1,000,000	0.962		11/08/23	971,620
	(-1X 3M Euribor + 2.050%)
EUR	1,600,000	1.750	(a)(i)	11/19/30	1,656,366
	(SOFR + 1.870%)
	$275,000	2.129	(a)(i)	11/24/26	255,354

Corporate Obligations – (continued)
Banks – (continued)
	Deutsche Bank AG – (continued)
	(SOFR + 2.159%)
	$600,000	2.222	%(a)(i)	09/18/24	$587,268
	Erste Group Bank AG(a)(i) (-1X 5Y EUAMDB + 2.100%)
EUR	600,000	1.625		09/08/31	636,045
	Fifth Third Bancorp(a)
	$575,000	2.375		01/28/25	562,534
	GSK Consumer Healthcare Capital US LLC(a)(b)
	975,000	3.625		03/24/32	975,400
	HSBC Holdings PLC
	200,000	4.250		08/18/25	202,350
	450,000	4.950		03/31/30	481,446
	(3M USD LIBOR + 1.211%)
	2,150,000	3.803	(a)(i)	03/11/25	2,161,373
	(SOFR + 2.530%)
	800,000	4.762	(a)(i)	03/29/33	821,848
	ING Groep NV(a)(i)
	(SOFR + 1.830%)
	400,000	4.017		03/28/28	402,756
	(SOFR + 2.070%)
	225,000	4.252		03/28/33	231,507
	Intesa Sanpaolo SpA
EUR	575,000	1.350		02/24/31	568,216
	JPMorgan Chase & Co.(a)
	$3,200,000	3.625		12/01/27	3,213,984
	(3M USD LIBOR + 0.730%)
	305,000	3.559	(i)	04/23/24	308,099
	(3M USD LIBOR + 0.890%)
	300,000	3.797	(i)	07/23/24	303,462
	(SOFR + 1.260%)
	1,040,000	2.963	(i)	01/25/33	981,510
	(SOFR + 2.515%)
	750,000	2.956	(i)	05/13/31	703,163
	Kreditanstalt fuer Wiederaufbau(j)
GBP	2,950,000	1.250		12/29/23	3,847,868
EUR	3,000,000	0.625		01/07/28	3,291,668
	Macquarie Bank Ltd.(a)(b)(i) (5 Year CMT + 1.700%)
	$800,000	3.052		03/03/36	700,912
	Macquarie Group Ltd.(a)(b)(i)
	(3M USD LIBOR + 1.372%)
	380,000	3.763		11/28/28	374,220
	(SOFR + 1.069%)
	400,000	1.340		01/12/27	363,844
	Morgan Stanley, Inc.(a)(i)
	(SOFR + 1.290%)
	550,000	2.943		01/21/33	515,361
	(SOFR + 1.360%)
	775,000	2.484		09/16/36	665,338
	Natwest Group PLC
	200,000	3.875		09/12/23	201,984
	(1 Year CMT + 0.900%)
	700,000	1.642	(a)(i)	06/14/27	639,919
	(3M USD LIBOR + 1.480%)
	1,200,000	3.498	(a)(i)	05/15/23	1,201,272
	Santander UK Group Holdings PLC(a)(i)
	(1 Year CMT + 1.250%)
	1,000,000	1.532		08/21/26	922,220
	(SOFR + 0.787%)
	1,250,000	1.089		03/15/25	1,188,512

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Societe Generale SA(a)(b)(i) (1 Year CMT + 1.100%)
	$1,500,000	1.488%		12/14/26	$1,362,690
	Standard Chartered PLC(a)(b)(i)
	(1 Year CMT + 0.880%)
	325,000	1.214		03/23/25	310,460
	(1 Year CMT + 1.000%)
	1,550,000	1.456		01/14/27	1,412,437
	The Huntington National Bank(a)
	300,000	1.800		02/03/23	299,271
	The Norinchukin Bank(b)
	1,050,000	1.284		09/22/26	964,929
	The PNC Financial Services Group, Inc.(a)
	600,000	3.500		01/23/24	609,246
	UniCredit SpA(a)(i) (-1X 3M Euribor + 2.550%)
EUR	350,000	2.200		07/22/27	384,241
	Wells Fargo & Co.(a)(i) (SOFR + 2.000%)
	$2,450,000	2.188		04/30/26	2,365,426
	Westpac Banking Corp.(a)(i)
	(5 Year CMT + 1.350%)
	1,200,000	2.894		02/04/30	1,158,144
	(5 Year CMT + 1.750%)
	475,000	2.668		11/15/35	414,856

					77,188,234

Beverages – 1.4%
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
	750,000	4.900		02/01/46	833,310
	Anheuser-Busch InBev SA
EUR	415,000	2.700		03/31/26	490,633
	Bacardi Ltd.(a)(b)
	$1,200,000	4.700		05/15/28	1,251,336
	Constellation Brands, Inc.(a)
	1,500,000	3.200		02/15/23	1,509,960
	1,500,000	4.400		11/15/25	1,551,930
	Diageo Finance PLC(a)
EUR	180,000	2.375		05/20/26	209,860
	Keurig Dr Pepper, Inc.(a)
	$3,250,000	4.417		05/25/25	3,348,800

					9,195,829

Building Materials(a) – 0.1%
	Carrier Global Corp.
	145,000	2.493		02/15/27	138,426
	Holcim Finance Luxembourg SA
EUR	205,000	0.500		11/29/26	215,934

					354,360

Chemicals – 0.6%
	CNAC HK Finbridge Co. Ltd
	$200,000	3.875		06/19/29	196,304
	DuPont de Nemours, Inc.(a)
	600,000	4.493		11/15/25	624,282

Corporate Obligations – (continued)
Chemicals – (continued)
	International Flavors & Fragrances, Inc.(a)
	450,000	1.230	%(b)	10/01/25	416,893
EUR	565,000	1.800		09/25/26	626,525
	$200,000	1.832	(b)	10/15/27	181,896
	Sasol Financing International Ltd.
	560,000	4.500		11/14/22	561,400
	Syngenta Finance NV(a)(b)
	550,000	4.441		04/24/23	555,819
	400,000	4.892		04/24/25	407,536

					3,570,655

Commercial Services – 0.2%
	DP World Crescent Ltd.
	200,000	4.848		09/26/28	213,000
	DP World Ltd.
	390,000	5.625		09/25/48	423,150
	Moody’s Corp.(a)
	710,000	3.100		11/29/61	594,171

					1,230,321

Computers(a) – 1.4%
	Dell International LLC/EMC Corp.
	1,250,000	6.020		06/15/26	1,356,275
	1,075,000	4.900		10/01/26	1,128,449
	875,000	5.300		10/01/29	953,103
	75,000	6.200		07/15/30	85,952
	Hewlett Packard Enterprise Co.
	1,200,000	4.450		10/02/23	1,228,800
	1,850,000	4.900		10/15/25	1,936,839
	250,000	6.350		10/15/45	292,970
	HP, Inc.
	1,650,000	4.000		04/15/29	1,644,373
	Western Digital Corp.
	200,000	2.850		02/01/29	183,350

					8,810,111

Diversified Financial Services – 1.1%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	2,149,000	4.625		07/01/22	2,159,143
	525,000	3.000	(a)	10/29/28	483,966
	325,000	3.300	(a)	01/30/32	293,768
	AIG Global Funding(b)
	224,000	2.300		07/01/22	224,511
	Air Lease Corp.(a)
	1,150,000	3.250		03/01/25	1,133,635
	575,000	2.875		01/15/26	555,053
	American Express Co.(a)
	255,000	2.500		07/30/24	253,937
	Aviation Capital Group LLC(a)(b)
	400,000	1.950		01/30/26	368,044
	Avolon Holdings Funding Ltd.(a)(b)
	400,000	3.950		07/01/24	398,116
	Capital One Financial Corp.(a)
	505,000	3.300		10/30/24	508,096

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Nomura Holdings, Inc.
	$400,000	2.608%		07/14/31	$359,240

					6,737,509

Electrical – 1.1%
	Ameren Corp.(a)
	150,000	2.500		09/15/24	147,764
	CMS Energy Corp.(a)(i) (5 Year CMT + 2.900%)
	550,000	3.750		12/01/50	485,012
	DTE Energy Co.
	498,000	2.250		11/01/22	498,672
	Electricite de France SA(a)
	1,450,000	4.500	(b)	09/21/28	1,475,955
	(12 Year EUR Swap + 3.794%)
EUR	100,000	5.375	(i)	12/31/99	114,773
	Enel Finance International NV(a)
	160,000	0.010		05/28/26	167,353
	$675,000	2.875	(b)	07/12/41	555,390
	Enel SpA(a)(i)
	(-1X 5 Year EUR Swap + 1.719%)
EUR	1,275,000	1.375		12/31/99	1,268,886
	(5 Year EUR Swap + 2.580%)
	235,000	3.375		12/31/99	263,975
	Engie SA(a)
	200,000	1.000		03/13/26	219,201
	Pacific Gas & Electric Co.(a)
	$625,000	3.000		06/15/28	582,050
	250,000	2.500		02/01/31	215,110
	100,000	3.300		08/01/40	81,995
	200,000	3.500		08/01/50	159,286
	Sempra Energy(a)
	700,000	3.400		02/01/28	697,816

					6,933,238

Engineering & Construction(a) – 0.4%
	Heathrow Funding Ltd.
EUR	575,000	1.125		10/08/30	577,719
	Mexico City Airport Trust
	$540,000	3.875	(b)	04/30/28	512,325
	200,000	5.500	(b)	10/31/46	175,500
	430,000	5.500	(b)	07/31/47	380,013
	200,000	5.500		07/31/47	176,750
	Technip Energies NV
EUR	1,025,000	1.125		05/28/28	1,010,469

					2,832,776

Entertainment(a)(b) – 0.5%
	Magallanes, Inc.
	$325,000	4.054		03/15/29	326,586
	1,300,000	4.279		03/15/32	1,307,319
	975,000	5.050		03/15/42	994,685
	775,000	5.141		03/15/52	793,399

					3,421,989

Corporate Obligations – (continued)
Forest Products & Paper(a) – 0.0%
	Smurfit Kappa Acquisitions ULC
EUR	185,000	2.875		01/15/26	213,903

Gas(a) – 0.2%
	ONE Gas, Inc.
	$1,225,000	1.100		03/11/24	1,178,523

Healthcare Providers & Services – 0.7%
	American Medical Systems Europe BV
EUR	1,325,000	0.750	(a)	03/08/25	1,449,320
	850,000	1.625		03/08/31	917,453
	DENTSPLY SIRONA, Inc.(a)
	$775,000	3.250		06/01/30	746,806
	HCA, Inc.(a)(b)
	250,000	3.375		03/15/29	243,303
	Medtronic Global Holdings SCA(a)
EUR	400,000	0.250		07/02/25	432,831
	Thermo Fisher Scientific Finance I BV(a)
	675,000	0.010		11/18/25	717,559

					4,507,272

Insurance – 1.5%
	Ageas SA(a)(i) (-1X 3M Euribor + 3.100%)
	600,000	1.875		11/24/51	599,353
	Allianz SE(a)(i)
	(-1X 5 Year EUR Swap + 2.770%)
	800,000	2.625		12/31/99	805,314
	(5 Year CMT + 2.165%)
	$800,000	3.200	(b)	12/31/99	696,928
	American International Group, Inc.
	150,000	4.125		02/15/24	153,627
	2,150,000	3.900	(a)	04/01/26	2,204,502
	Aviva PLC(a)(i) (5 Year UK Government Bond + 2.850%)
GBP	450,000	6.125		11/14/36	652,757
	CNP Assurances(a)
EUR	1,000,000	0.375		03/08/28	993,722
	Corebridge Financial, Inc.(a)(b)
	$1,125,000	3.900		04/05/32	1,123,335
	Helvetia Europe SA(a)(i) (-1X 5 Year EUR Swap + 3.950%)
EUR	550,000	2.750		09/30/41	586,674
	La Mondiale SAM(a)
	600,000	0.750		04/20/26	634,478
	600,000	2.125		06/23/31	617,029
	Legal & General Group PLC(a)(i) (-1X 5 Year UK Government Bond + 4.050%)
GBP	500,000	3.750		11/26/49	641,015
	M&G PLC(a)(i) (5 Year UK Government Bond + 3.724%)
	100,000	6.340		12/19/63	152,075

					9,860,809

Internet(a) – 0.3%
	Expedia Group, Inc.
	$1,150,000	3.250		02/15/30	1,097,318
	Prosus NV(b)
	210,000	3.680		01/21/30	185,063
	200,000	4.027		08/03/50	150,000
	200,000	3.832		02/08/51	144,875

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet(a) – (continued)
	Tencent Holdings Ltd.
	$200,000	3.595%		01/19/28	$194,970

					1,772,226

Iron/Steel(a) – 0.2%
	Steel Dynamics, Inc.
	1,275,000	1.650		10/15/27	1,157,738

Investment Company – 0.5%
	Huarong Finance II Co. Ltd.
	370,000	5.000		11/19/25	370,925
	200,000	4.625		06/03/26	196,000
	JAB Holdings B.V.
EUR	2,700,000	1.000		12/20/27	2,820,296

					3,387,221

Lodging(a) – 0.3%
	Marriott International, Inc.
	$1,500,000	4.650		12/01/28	1,554,555
	700,000	2.850		04/15/31	639,835

					2,194,390

Media(a) – 0.9%
	Charter Communications Operating LLC/Charter Communications Operating Capital
	900,000	4.500		02/01/24	922,113
	3,400,000	4.908		07/23/25	3,520,598
	650,000	4.800		03/01/50	619,385
	Comcast Corp.
	1,000,000	3.700		04/15/24	1,021,780

					6,083,876

Mining – 0.6%
	Glencore Funding LLC(b)
	1,400,000	4.125		05/30/23	1,421,952
	650,000	4.125	(a)	03/12/24	659,380
	575,000	1.625	(a)	04/27/26	531,639
	775,000	4.875	(a)	03/12/29	816,842
	Newmont Corp.(a)
	400,000	2.600		07/15/32	367,880

					3,797,693

Miscellaneous Manufacturing – 0.1%
	General Electric Co.
	300,000	6.750		03/15/32	377,964

Multi-National – 1.9%
	Asian Development Bank
GBP	4,200,000	1.125		06/10/25	5,404,885
	European Investment Bank
EUR	3,400,000	0.875		01/14/28	3,785,096
	770,000	1.000		11/14/42	821,437
	FMS Wertmanagement(j)
GBP	1,100,000	1.375		03/07/25	1,426,027
	The African Export-Import Bank(a)(b)
	$390,000	2.634		05/17/26	362,899
	360,000	3.798		05/17/31	332,053

					12,132,397

Oil Field Services – 1.2%
	BP Capital Markets America, Inc.(a)
	700,000	3.790		02/06/24	712,215

Corporate Obligations – (continued)
Oil Field Services – (continued)
	BP Capital Markets PLC
	250,000	3.814		02/10/24	255,040
	(-1X 5 Year EUR Swap + 3.880%)
EUR	950,000	3.250	(a)(i)	12/31/99	1,053,649
	(-1X 5 Year EUR Swap + 4.120%)
	400,000	3.625	(a)(i)	12/31/99	437,177
	Devon Energy Corp.(a)
	$100,000	5.850		12/15/25	108,300
	Occidental Petroleum Corp.
	300,000	5.550	(a)	03/15/26	318,750
	250,000	6.450		09/15/36	292,500
	Pertamina Persero PT
	200,000	6.500		05/27/41	232,882
	Pioneer Natural Resources Co.(a)
	150,000	1.125		01/15/26	139,212
	Qatar Energy(a)(b)
	820,000	3.300		07/12/51	754,400
	Reliance Industries Ltd.(b)
	250,000	3.625		01/12/52	221,191
	Suncor Energy, Inc.(a)
	900,000	3.100		05/15/25	896,112
	TotalEnergies SE(a) (i) (5 Year EUR Swap + 3.350%)
EUR	1,105,000	3.369		12/31/99	1,243,798
	Wintershall Dea Finance B.V.(a)
	1,300,000	1.332		09/25/28	1,274,667

					7,939,893

Packaging(a) – 0.0%
	Berry Global, Inc.
	270,000	1.500		01/15/27	283,078

Pharmaceuticals – 1.3%
	AbbVie, Inc.
	$620,000	2.300		11/21/22	622,300
	300,000	3.750	(a)	11/14/23	305,922
	1,350,000	2.600	(a)	11/21/24	1,340,631
	Bayer US Finance II LLC(a)(b)
	750,000	3.875		12/15/23	759,442
	1,000,000	4.250		12/15/25	1,018,240
	Becton Dickinson & Co.(a)
	1,484,000	3.363		06/06/24	1,497,193
EUR	185,000	0.034		08/13/25	196,847
	$1,000,000	3.700		06/06/27	1,014,960
	Bristol Myers Squibb Co.(a)
	725,000	2.950		03/15/32	710,544
	CVS Health Corp.(a)
	300,000	2.625		08/15/24	299,064
	McKesson Corp.(a)
EUR	125,000	1.500		11/17/25	139,553
	Upjohn Finance B.V.(a)
	500,000	1.908		06/23/32	497,508

					8,402,204

Pipelines – 0.9%
	Abu Dhabi Crude Oil Pipeline LLC(b)
	$1,260,000	4.600		11/02/47	1,331,899
	Energy Transfer LP(a)
	250,000	5.250		04/15/29	267,915
	250,000	5.300		04/01/44	255,182

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
	Enterprise Products Operating LLC(a)
	$500,000	3.750%		02/15/25	$509,360
	Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.625	(b)	03/31/36	179,413
	609,218	2.940		09/30/40	549,819
	MPLX LP(a)
	250,000	4.500		04/15/38	254,767
	150,000	5.500		02/15/49	166,583
	Sabine Pass Liquefaction LLC(a)
	1,500,000	5.625		03/01/25	1,586,025
	The Williams Cos., Inc.(a)
	450,000	3.900		01/15/25	456,210

					5,557,173

Real Estate(a) – 0.7%
	Blackstone Property Partners Europe Holdings S.a.r.l.
EUR	450,000	2.200		07/24/25	501,825
	301,000	1.250		04/26/27	314,144
	575,000	1.000		05/04/28	575,010
	600,000	1.750		03/12/29	620,560
	Logicor Financing S.a.r.l.
	600,000	2.250		05/13/25	672,179
	550,000	3.250		11/13/28	627,670
	SBB Treasury Oyj
	950,000	0.750		12/14/28	863,450

					4,174,838

Real Estate Investment Trust(a) – 0.9%
	American Homes 4 Rent LP
	$125,000	2.375		07/15/31	110,578
	National Retail Properties, Inc.
	375,000	3.900		06/15/24	380,906
	Realty Income Corp.
	900,000	4.625		11/01/25	941,364
	200,000	3.400		01/15/28	199,622
	Simon Property Group LP
	576,000	2.750		06/01/23	577,066
	Spirit Realty LP
	300,000	2.100		03/15/28	272,295
	WEA Finance LLC/Westfield UK & Europe Finance PLC(b)
	400,000	3.750		09/17/24	399,648
	Weyerhaeuser Co.
	275,000	3.375		03/09/33	267,908
	250,000	4.000		03/09/52	248,877
	WP Carey, Inc.
	240,000	4.600		04/01/24	246,336
	170,000	4.000		02/01/25	173,737
	WPC Eurobond B.V.
EUR	1,775,000	1.350		04/15/28	1,857,775
	WPC Eurobond BV
	300,000	0.950		06/01/30	290,025

					5,966,137

Retailing(a) – 0.4%
	AutoNation, Inc.
	$200,000	1.950		08/01/28	179,452

Corporate Obligations – (continued)
Retailing(a) – (continued)
	CK Hutchison International 20 Ltd.(b)
	200,000	2.500		05/08/30	185,422
	CK Hutchison International 21 Ltd.(b)
	200,000	2.500		04/15/31	183,936
	Dollar Tree, Inc.
	650,000	4.000		05/15/25	665,801
	Walgreens Boots Alliance, Inc.
	1,375,000	0.950		11/17/23	1,340,034

					2,554,645

Savings & Loans(a)(b)(i) – 0.1%
	Nationwide Building Society
	(3M USD LIBOR + 1.181%)
	200,000	3.622		04/26/23	202,156
	(3M USD LIBOR + 1.855%)
	500,000	3.960		07/18/30	498,385

					700,541

Semiconductors(a)(b) – 0.7%
	Broadcom, Inc.
	475,000	4.150		04/15/32	473,960
	175,000	3.469		04/15/34	162,078
	3,193,000	3.137		11/15/35	2,815,077
	NXP BV/NXP Funding LLC/NXP USA, Inc.
	695,000	3.250		11/30/51	588,074
	TSMC Global Ltd.
	200,000	2.250		04/23/31	181,556

					4,220,745

Software(a) – 0.3%
	Fidelity National Information Services, Inc.
EUR	400,000	0.750		05/21/23	444,894
	550,000	0.625		12/03/25	593,622
	VMware, Inc.
	$250,000	1.800		08/15/28	222,800
	Workday, Inc.
	750,000	3.800		04/01/32	749,340

					2,010,656

Sovereign – 0.8%
	European Financial Stability Facility(j)
EUR	1,170,000	0.875		04/10/35	1,240,624
	European Union
	1,100,000	0.010		07/06/26	1,185,686
	1,540,000	0.010		04/22/31	1,554,114
	820,000	0.200		06/04/36	786,686
	380,000	0.400		02/04/37	374,323

					5,141,433

Telecommunication Services – 2.1%
	AT&T, Inc.(a)
	$250,000	3.000		06/30/22	250,325
	1,879,000	2.550		12/01/33	1,671,483
EUR	600,000	1.800		09/14/39	610,278
	$100,000	4.350		06/15/45	100,498
	100,000	4.850		07/15/45	107,035
	550,000	5.450		03/01/47	656,392
	600,000	3.650		06/01/51	546,576

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Deutsche Telekom International Finance B.V.(a)(b)
	$500,000	2.485%	09/19/23	$498,125
	Orange SA(a)
EUR	100,000	0.010	06/29/26	105,644
	T-Mobile USA, Inc.(a)
	$500,000	3.500	04/15/25	503,030
	900,000	3.750	04/15/27	906,507
	900,000	3.875	04/15/30	903,780
	1,675,000	2.550	02/15/31	1,518,957
	Telefonica Emisiones SA(a)
EUR	500,000	1.788	03/12/29	566,278
	Verizon Communications, Inc.
	$3,084,000	4.329	09/21/28	3,255,254
	Vodafone Group PLC
EUR	165,000	1.875 (a)	09/11/25	188,210
	$1,000,000	4.375	05/30/28	1,048,310

				13,436,682

	TOTAL CORPORATE OBLIGATIONS
	(Cost $252,059,644)			$240,683,529

Asset-Backed Securities(i) – 5.4%
Collateralized Loan Obligations(b) – 3.7%
	AGL CLO 3 Ltd. Series 2020-3A, Class A (3M USD LIBOR + 1.300%)
	$2,100,000	1.541%	01/15/33	$2,081,516
	Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
	2,100,000	1.461	04/15/33	2,086,822
	Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
	5,300,000	1.481	04/15/33	5,277,899
	Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
	2,776,779	0.991	04/15/29	2,763,545
	Mountain View CLO LLC Series 2016-1A, Class AR (3M USD LIBOR + 1.360%)
	1,800,000	1.598	04/14/33	1,782,317
	OZLM Ltd.Series 2015-14A, Class CRR (3M USD LIBOR + 3.390%)
	1,700,000	3.631	07/15/34	1,690,395
	Steele Creek CLO Ltd. Series 2019-1A, Class D (3M USD LIBOR + 4.100%)
	1,400,000	4.341	04/15/32	1,373,267
	Venture 36 CLO Ltd. Series 2019-36A, Class D (3M USD LIBOR + 4.150%)
	900,000	4.404	04/20/32	900,282
	Venture CDO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
	3,475,000	1.521	04/15/33	3,451,895
	Voya CLO Ltd. Series 2019-1A, Class AR (3M USD LIBOR + 1.060%)
	2,100,000	1.301	04/15/31	2,080,890

				23,488,828

Asset-Backed Securities(i) – (continued)
Home Equity – 0.0%
	GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
	23,397	6.034	09/25/37	23,413

Student Loans – 1.7%
	ECMC Group Student Loan Trust Series 2017-1A, Class A(b) (1M USD LIBOR + 1.200%)
	2,786,447	1.657	12/27/66	2,813,023
	Educational Services of America, Inc. Series 2015-2, Class A(b) (1M USD LIBOR + 1.000%)
	410,881	1.457	12/25/56	412,507
	Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
	1,364,241	1.548	05/25/34	1,366,795
	Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
	196,868	1.448	02/25/42	195,403
	Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
	4,387,205	1.507	12/27/66	4,398,894
	Nelnet Student Loan Trust Series 2011-1A, Class A(b) (1M USD LIBOR + 0.850%)
	139,169	1.307	02/25/48	136,934
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	1,639,345	1.607	09/25/65	1,631,544

				10,955,100

	TOTAL ASSET-BACKED SECURITIES
	(Cost $34,514,780)			$34,467,341

Mortgage-Backed Obligations – 11.0%
Collateralized Mortgage Obligations – 1.5%
Interest Only(k) – 0.5%
	FHLMC REMIC Series 3852, Class SW(i) (-1x 1M USD LIBOR + 6.000%)
	$145,951	5.603%	05/15/41	$18,733
	FHLMC REMIC Series 4314, Class SE(i)(-1x 1M USD LIBOR + 6.050%)
	151,886	5.653	03/15/44	20,658
	FHLMC REMIC Series 4583, Class ST(i) (-1x 1M USD LIBOR + 6.000%)
	527,024	5.603	05/15/46	83,130
	FHLMC REMIC Series 4998, Class GI
	1,115,549	4.000	08/25/50	205,903
	FHLMC REMIC Series 5002, Class SJ(i) (-1x 1M USD LIBOR + 6.100%)
	1,254,526	5.643	07/25/50	196,390
	FHLMC REMIC Series 5012, Class DI
	212,025	4.000	09/25/50	39,609
	FHLMC REMIC Series 5020, Class IH
	1,088,096	3.000	08/25/50	163,002
	FNMA REMIC Series 2011-124, Class SC(i) (-1x 1M USD LIBOR + 6.550%)
	151,988	6.093	12/25/41	22,307

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(k) – (continued)
FNMA REMIC Series 2012-5, Class SA(i) (-1x 1M USD LIBOR + 5.950%)
$212,146	5.493%	02/25/42	$29,664
FNMA REMIC Series 2014-6, Class SA(i) (-1x 1M USD LIBOR + 6.600%)
191,536	6.143	02/25/44	30,033
FNMA REMIC Series 2017-31, Class SG(i) (-1x 1M USD LIBOR + 6.100%)
426,165	5.643	05/25/47	71,511
FNMA REMIC Series 2018-17, Class CS(i) (-1x 1M USD LIBOR + 3.450%)
1,053,622	2.500	03/25/48	45,988
FNMA REMIC Series 2020-60, Class NI
196,909	4.000	09/25/50	36,701
GNMA REMIC Series 2020-61, Class SW(i) (-1X 1M USD LIBOR + 6.050%)
611,564	5.601	08/20/49	70,499
GNMA REMIC Series 2010-20, Class SE(i) (-1x 1M USD LIBOR + 6.250%)
368,202	5.801	02/20/40	55,647
GNMA REMIC Series 2013-124, Class CS(i) (-1x 1M USD LIBOR + 6.050%)
303,730	5.601	08/20/43	50,227
GNMA REMIC Series 2013-152, Class TS(i) (-1x 1M USD LIBOR + 6.100%)
105,406	5.651	06/20/43	15,755
GNMA REMIC Series 2014-132, Class SL(i) (-1x 1M USD LIBOR + 6.100%)
200,977	5.651	10/20/43	17,050
GNMA REMIC Series 2015-111, Class IM
309,818	4.000	08/20/45	42,012
GNMA REMIC Series 2015-123, Class SP(i) (-1x 1M USD LIBOR + 6.250%)
188,023	5.801	09/20/45	29,703
GNMA REMIC Series 2015-129, Class IC
126,727	4.500	09/16/45	22,307
GNMA REMIC Series 2015-167, Class AS(i) (-1x 1M USD LIBOR + 6.250%)
114,221	5.801	11/20/45	16,520
GNMA REMIC Series 2016-1, Class ST(i) (-1x 1M USD LIBOR + 6.200%)
140,626	5.751	01/20/46	20,814
GNMA REMIC Series 2016-138, Class GI
330,773	4.000	10/20/46	51,237
GNMA REMIC Series 2016-27, Class IA
154,622	4.000	06/20/45	16,992
GNMA REMIC Series 2018-122, Class SE(i) (-1x 1M USD LIBOR + 6.200%)
385,715	5.751	09/20/48	48,817
GNMA REMIC Series 2018-137, Class SN(i) (-1x 1M USD LIBOR + 6.150%)
434,995	5.701	10/20/48	55,127
GNMA REMIC Series 2018-139, Class SQ(i) (-1x 1M USD LIBOR + 6.150%)
234,048	5.701	10/20/48	27,239

Mortgage-Backed Obligations – (continued)
Interest Only(k) – (continued)
GNMA REMIC Series 2019-1, Class SN(i) (-1x 1M USD LIBOR + 6.050%)
191,891	5.601	01/20/49	22,365
GNMA REMIC Series 2019-110, Class PS(i) (-1X 1M USD LIBOR + 6.050%)
1,281,580	5.601	09/20/49	196,190
GNMA REMIC Series 2019-110, Class SD(i) (-1x 1M USD LIBOR + 6.100%)
515,312	5.651	09/20/49	61,334
GNMA REMIC Series 2019-110, Class SE(i) (-1x 1M USD LIBOR + 6.100%)
500,823	5.651	09/20/49	58,185
GNMA REMIC Series 2019-151, Class IA
1,835,494	3.500	12/20/49	272,625
GNMA REMIC Series 2019-151, Class NI
689,675	3.500	10/20/49	83,972
GNMA REMIC Series 2019-153, Class EI
981,946	4.000	12/20/49	146,368
GNMA REMIC Series 2019-20, Class SF(i) (-1x 1M USD LIBOR + 3.790%)
499,052	3.341	02/20/49	25,490
GNMA REMIC Series 2019-78, Class SE(i) (-1x 1M USD LIBOR + 6.100%)
139,514	5.651	06/20/49	16,203
GNMA REMIC Series 2020-146, Class KI
1,406,290	2.500	10/20/50	171,484
GNMA REMIC Series 2020-173, Class AI
352,087	2.500	11/20/50	37,755
GNMA REMIC Series 2020-55, Class AS(i) (-1x 1M USD LIBOR + 6.050%)
526,181	5.601	04/20/50	78,555
GNMA REMIC Series 2020-78, Class DI
754,318	4.000	06/20/50	105,922

			2,780,023

Sequential Fixed Rate – 0.1%
FNMA REMIC Series 2011-52, Class GB
213,390	5.000	06/25/41	226,333
FNMA REMIC Series 2011-99, Class DB
198,901	5.000	10/25/41	210,730
FNMA REMIC Series 2012-111, Class B
25,880	7.000	10/25/42	28,158
FNMA REMIC Series 2012-153, Class B
104,264	7.000	07/25/42	117,380

			582,601

Sequential Floating Rate(i) – 0.9%
Alternative Loan Trust Series 2005-CWALT, Class 38A1(12M MTA + 1.500%)
47,536	1.641	09/25/35	44,067
Bellemeade Re Ltd. Series 2021-2A, Class M1B(b) (1M SOFR + 1.500%)
365,000	1.599	06/25/31	355,399
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2(b) (1M SOFR + 1.650%)
285,000	1.749	12/25/41	270,043

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(i) – (continued)
	Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2(b) (1M SOFR + 1.550%)
	$318,000	1.649%	10/25/41	$308,503
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.420%)
	161,910	0.869	03/20/46	136,684
	FHLMC STACR REMIC Trust Series 2021-DNA5, Class M2(b) (1M SOFR + 1.650%)
	230,000	1.749	01/25/34	226,492
	FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A(b) (1M SOFR + 1.000%)
	675,000	1.099	01/25/42	665,780
	FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M3 (1M USD LIBOR + 3.800%)
	459,361	4.257	03/25/29	474,568
	FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M2 (1M USD LIBOR + 3.450%)
	626,355	3.907	10/25/29	650,236
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	211,501	2.934	08/19/36	191,388
	JPMorgan Mortgage Trust Series 2021-LTV2, Class A1(b)
	1,272,727	2.520	05/25/52	1,173,921
	JPMorgan Mortgage Trust Series 2022-LTV1,Class A2(b)
	401,956	3.520	07/25/52	384,278
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A(-1x 3M GBP SONIO + 0.969%)
GBP	236,924	0.952	11/15/49	311,336
	Mill City Mortgage Loan Trust Series 2017-2, Class A3(b)
	$258,097	3.047	07/25/59	256,303
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1(12M MTA + 1.000%)
	363,689	1.141	01/25/46	325,610
	Sequoia Mortgage Trust Series 2004-10, Class A3A (6M USD LIBOR + 0.660%)
	41,114	0.826	11/20/34	39,598
	Verus Securitization Trust Series 2021-8, Class A1(b)
	162,390	1.824	11/25/66	153,286

				5,967,492

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$9,330,116

Commercial Mortgage-Backed Securities – 1.6%
	3650R Commercial Mortgage Trust Series 2021-PF1 , Class AS
	$850,000	2.778%	11/15/54	$784,090
	BANK Series 2017-BNK4, Class C(i)
	900,000	4.372	05/15/50	881,006
	BANK Series 2018-BN14, Class D(b)
	350,000	3.000	09/15/60	279,967
	BANK Series 2018-BN15, Class D(b)
	290,000	3.000	11/15/61	228,055
	BANK Series 2019-BNK19, Class D(b)
	200,000	3.000	08/15/61	157,743
	BANK Series 2022-BNK40, Class A4(i)
	1,150,000	3.507	03/15/64	1,156,819

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – (continued)
	Benchmark Mortgage Trust Series 2018-B6, Class D(b)(i)
	400,000	3.107	10/10/51	332,527
	Benchmark Mortgage Trust Series 2019-B13, Class D(b)
	450,000	2.500	08/15/57	342,261
	BX Trust Series 2021-ARIA, Class C(b)(i) (1M USD LIBOR + 1.646%)
	950,000	2.043	10/15/36	928,845
	Citigroup Commercial Mortgage Trust Series 2017-P7, Class D(b)
	200,000	3.250	04/14/50	156,612
	Citigroup Commercial Mortgage Trust Series 2017-P8, Class D(b)
	400,000	3.000	09/15/50	323,133
	DOLP Trust Series 2021-NYC, Class A(b)
	1,500,000	2.956	05/10/41	1,409,954
	JPMBD Commercial Mortgage Trust Series 2017-C7, Class D(b)
	250,000	3.000	10/15/50	203,178
	Wells Fargo Commercial Mortgage Trust Series 2016-C37, Class D(b)(i)
	250,000	3.192	12/15/49	213,378
	Wells Fargo Commercial Mortgage Trust Series 2017-C38, Class D(b)
	500,000	3.000	07/15/50	409,308
	Wells Fargo Commercial Mortgage Trust Series 2019-C53, Class B(i)
	1,300,000	3.514	10/15/52	1,269,036
	Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
	1,100,000	2.626	04/15/54	1,037,232

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$10,113,144

Federal Agencies – 7.9%
FHLMC – 0.0%
	$1,895	5.000%	01/01/33	$2,026
	183	5.000	06/01/33	196
	2,298	5.000	07/01/33	2,458
	3,012	5.000	08/01/33	3,222
	505	5.000	10/01/33	540
	2,042	5.000	11/01/33	2,184
	672	5.000	12/01/33	719
	2,135	5.000	02/01/34	2,286
	898	5.000	03/01/34	967
	1,646	5.000	04/01/34	1,771
	2,425	5.000	05/01/34	2,593
	37,509	5.000	06/01/34	40,149
	783	5.000	11/01/34	843
	9,490	5.000	04/01/35	10,150
	190	5.000	11/01/35	203
	4,527	5.000	02/01/37	4,759
	10,680	5.000	01/01/40	11,456
	6,697	4.000	06/01/40	6,986
	49,034	4.000	02/01/41	51,147
	3,857	4.000	11/01/41	3,991

				148,646

GNMA – 3.4%
	213,927	4.000	11/20/44	222,134
	20,153	4.000	05/20/45	20,913

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
	$466,364	4.000%	07/20/45		$483,962
	321,811	4.000	01/20/46		333,653
	123,844	4.500	02/20/48		130,316
	39,887	4.500	03/20/48		41,972
	141,981	4.500	04/20/48		148,148
	315,345	4.500	05/20/48		328,648
	442,754	4.500	08/20/48		460,705
	269,907	5.000	08/20/48		281,428
	2,057,467	4.500	09/20/48		2,140,243
	310,250	5.000	09/20/48		323,494
	306,496	5.000	10/20/48		319,484
	1,247,269	5.000	11/20/48		1,299,536
	512,896	5.000	12/20/48		534,389
	1,608,711	4.500	01/20/49		1,671,297
	876,008	5.000	01/20/49		912,512
	431,583	4.500	02/20/49		448,373
	315,319	4.500	03/20/49		327,586
	480,914	5.000	03/20/49		500,992
	850,782	3.000	08/20/49		845,731
	696,263	4.500	10/20/49		723,079
	268,618	4.500	12/20/49		278,984
	959,835	3.000	07/20/51		949,813
	984,227	3.000	12/20/51		973,951
	7,000,000	3.000	TBA-30yr	(l)	6,919,086

					21,620,429

UMBS – 2.0%
	$185,887	4.500%	07/01/36		$197,271
	17,051	4.500	12/01/36		18,095
	6,652	4.500	05/01/38		7,069
	13,952	4.500	05/01/39		14,684
	9,598	4.500	06/01/39		10,110
	4,995	4.500	08/01/39		5,260
	6,916	4.500	09/01/39		7,345
	10,908	4.500	10/01/39		11,585
	4,338	4.500	03/01/40		4,607
	60,093	4.500	04/01/40		63,802
	5,607	4.500	12/01/40		5,953
	49,956	4.500	01/01/41		53,039
	16,846	4.500	04/01/41		17,878
	27,987	4.500	06/01/41		29,701
	25,272	4.500	07/01/41		26,819
	37,002	4.500	08/01/41		39,352
	109,157	4.500	09/01/41		115,842
	52,472	4.500	10/01/41		55,685
	74,341	4.500	11/01/41		78,894
	53,293	4.500	12/01/41		56,556
	48,870	4.500	01/01/42		51,571
	3,398	4.500	03/01/42		3,615
	17,904	4.500	04/01/42		19,001
	62,125	3.000	12/01/42		62,371
	154,348	3.000	01/01/43		154,967
	205,805	3.000	04/01/43		206,748
	262,213	4.500	06/01/45		277,801
	1,146,162	4.500	11/01/47		1,211,868
	3,225,848	4.000	01/01/48		3,334,308

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
	350,057	4.500	09/01/48		369,934
	253,163	5.000	11/01/48		271,271
	582,665	4.500	10/01/50		606,644
	3,003,495	3.000	12/01/50		2,961,882
	2,888,907	2.500	09/01/51		2,765,325

					13,116,853

UMBS, 30 Year, Single Family(l) – 2.5%
	1,000,000	4.500	TBA-30yr		1,037,344
	12,000,000	3.500	TBA-30yr		12,021,563
	3,000,000	3.000	TBA-30yr		2,935,078

					15,993,985

	TOTAL FEDERAL AGENCIES				$50,879,913

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $72,340,024)				$70,323,173

Agency Debenture – 0.2%
	FHLMC
	$1,160,000	6.750%	03/15/31		$1,542,127
	(Cost $1,405,755)

Structured Note(b)(i) – 0.2%
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA)
IDR	15,414,000,000	7.500%	06/17/35		$1,101,652
	(Cost $1,114,056)

U.S. Treasury Obligations – 4.8%
	United States Treasury Bonds
	$26,660,000	1.625%	11/15/50		$21,869,531
	United States Treasury Notes
	5,570,000	0.750	03/31/26		5,194,025
	3,760,000	0.750	04/30/26		3,502,381

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $30,660,423)				$30,565,937

Shares	Dividend Rate	Value

Investment Company(m) – 3.5%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
22,389,911	0.253%	$22,389,911
	(Cost $22,389,911)

	TOTAL INVESTMENTS – 98.0%
	(Cost $641,741,590)	$628,185,109

	OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%	12,648,691

	NET ASSETS – 100.0%	$640,833,800

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Actual maturity date is September 20, 2117.

(d)	Actual maturity date is June 30, 2120.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security is currently in default and/or non-income producing.

(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(h)	Actual maturity date is July 28, 2121.

(i)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(j)	Guaranteed by a foreign government until maturity.

(k)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(l)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $22,913,071 which represents approximately 3.6% of the Fund’s net assets as of March 31, 2022.

(m)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	AUD	614,336	EUR	409,705	06/15/22	$5,734
	AUD	36,167	NZD	38,567	04/11/22	342
	AUD	442,074	USD	312,971	04/21/22	17,915
	AUD	5,950,125	USD	4,341,341	06/15/22	117,064
	BRL	2,879,560	USD	560,604	04/04/22	43,466
	CAD	4,477,210	USD	3,516,194	06/15/22	64,451
	CHF	409,234	EUR	398,984	06/15/22	1,651
	CHF	1,081,848	USD	1,171,020	06/15/22	3,636
	CLP	1,010,967,607	USD	1,255,382	04/27/22	23,264
	CNH	33,196,392	USD	5,206,322	04/01/22	16,985
	CNH	5,106,099	USD	795,343	04/19/22	7,145
	CNH	5,300,671	USD	829,916	04/22/22	2,985
	CNH	5,406,221	USD	847,503	04/25/22	1,813
	CZK	8,874,453	USD	380,350	06/15/22	18,180
	EUR	816,852	CHF	827,922	06/15/22	7,386
	EUR	1,306,706	USD	1,436,306	04/05/22	9,432
	EUR	2,673,860	USD	2,933,952	04/06/22	24,486
	EUR	555,146	USD	610,661	05/05/22	4,151
	EUR	1,014,223	USD	1,113,813	06/15/22	11,512
	GBP	1,052,904	USD	1,378,488	04/25/22	4,431
	GBP	104,022	USD	136,156	06/15/22	454
	HUF	60,021,884	USD	175,657	06/15/22	3,148
	IDR	12,700,918,554	USD	882,798	05/13/22	1,495
	IDR	6,429,193,547	USD	444,804	06/15/22	2,281
	ILS	702,841	USD	218,029	04/26/22	2,312
	INR	131,784,511	USD	1,729,569	04/04/22	6,614
	JPY	38,917,745	USD	315,533	06/15/22	4,807
	KRW	3,044,575,327	USD	2,494,186	04/11/22	11,234
	MXN	4,519,992	USD	223,205	04/12/22	3,571
	MXN	46,322,279	USD	2,223,884	06/15/22	73,219
	NOK	14,232,333	USD	1,578,054	06/15/22	37,778
	NZD	1,778,574	AUD	1,630,396	06/15/22	9,367
	NZD	3,334,610	USD	2,276,187	06/15/22	31,819
	PLN	1,594,114	EUR	339,624	04/25/22	2,514
	RUB	11,226,220	USD	88,745	05/04/22	41,772
	SEK	16,966,516	EUR	1,616,488	06/15/22	14,487
	SEK	6,805,842	USD	719,555	06/15/22	5,715
	SGD	5,819,190	USD	4,283,022	04/06/22	10,311
	SGD	2,064,998	USD	1,518,418	06/15/22	5,176
	THB	127,522,237	USD	3,802,094	06/15/22	37,491
	TRY	8,366,384	USD	535,774	06/14/22	2,645
	TWD	12,582,484	USD	436,998	04/15/22	2,413
	USD	161,751	AUD	215,729	06/15/22	106
	USD	411,468	BRL	1,955,544	04/04/22	1,238
	USD	52,883,133	CNH	335,981,508	04/01/22	17,916
	USD	438,563	CNH	2,796,743	06/15/22	403
	USD	349,657	CZK	7,749,428	06/15/22	1,649
	USD	430,896	EUR	388,513	04/06/22	1,034
	USD	111,646,892	EUR	97,799,412	05/05/22	3,336,102

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD	699,741	EUR	628,995	06/15/22	$1,843
	USD	24,176,402	GBP	17,747,991	04/05/22	862,826
	USD	461,058	GBP	350,968	04/25/22	85
	USD	702,186	GBP	532,308	06/15/22	3,120
	USD	728,843	ILS	2,315,414	04/21/22	3,023
	USD	2,102,698	INR	159,273,949	04/04/22	4,356
	USD	1,738,419	INR	131,784,511	04/05/22	2,977
	USD	3,154,773	INR	238,024,254	04/13/22	26,126
	USD	13,217,283	JPY	1,521,307,999	04/11/22	718,482
	USD	66,165,014	JPY	7,608,310,945	04/22/22	3,642,209
	USD	15,058,970	JPY	1,735,331,761	05/23/22	786,297
	USD	26,527,093	JPY	3,204,992,814	06/13/22	148,150
	USD	3,429,163	JPY	404,885,464	06/15/22	96,467
	USD	31,725,908	JPY	3,667,629,234	06/16/22	1,535,734
	USD	9,562,256	KRW	11,489,209,681	04/11/22	107,639
	USD	131,228	NZD	188,949	05/12/22	368
	USD	438,794	NZD	632,601	06/15/22	948
	USD	1,490,859	SGD	2,003,728	04/29/22	12,660
	USD	6,318,063	THB	209,339,553	06/15/22	15,028
	USD	1,898,000	TRY	18,314,751	06/14/22	719,354
	USD	640,434	TWD	17,771,390	04/15/22	19,813
	ZAR	12,800,744	USD	828,527	04/08/22	46,607
	ZAR	15,122,227	USD	1,018,062	04/25/22	13,522
	ZAR	13,246,498	USD	869,044	06/15/22	28,646

TOTAL						$12,851,380

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	589,982	EUR	400,581	06/15/22	$(2,392)
	BRL	2,803,939	USD	585,062	05/03/22	(1,553)
	CAD	554,242	EUR	399,522	06/15/22	(34)
	CHF	1,720,573	EUR	1,685,242	06/15/22	(1,674)
	CLP	137,851,848	USD	174,706	06/15/22	(1,773)
	CNH	21,737,489	USD	3,421,939	04/01/22	(1,640)
	CNH	1,442,608	USD	226,590	04/28/22	(2)
	COP	2,882,045,236	USD	760,390	05/16/22	(1,345)
	EUR	393,492	CAD	548,497	06/15/22	(2,063)
	EUR	410,618	CZK	10,694,535	06/15/22	(24,667)
	EUR	122,848	PLN	579,585	04/25/22	(1,614)
	EUR	273,082	SEK	2,855,890	04/25/22	(1,559)
	EUR	1,486,301	SEK	15,778,907	06/15/22	(32,375)
	EUR	13,352,446	USD	15,085,017	05/05/22	(297,464)
	EUR	1,978,798	USD	2,209,300	06/15/22	(13,737)
	GBP	1,321,942	USD	1,766,369	04/05/22	(29,880)
	GBP	179,108	USD	235,270	06/15/22	(52)
	IDR	12,645,118,383	USD	882,592	05/13/22	(2,183)
	ILS	615,475	USD	193,406	04/26/22	(455)
	INR	131,784,512	USD	1,739,321	04/04/22	(3,137)
	INR	263,569,022	USD	3,475,154	04/05/22	(4,270)
	INR	207,922,078	USD	2,764,615	04/13/22	(31,637)
	INR	4,651,172	USD	61,220	05/05/22	(296)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	INR	33,469,770	USD	438,000	06/15/22	$(1,539)
	JPY	1,520,407,784	USD	13,424,570	04/11/22	(933,165)
	JPY	311,219,825	USD	2,694,532	06/15/22	(132,817)
	JPY	3,666,514,094	USD	30,371,508	06/16/22	(190,513)
	KRW	2,681,008,384	USD	2,229,849	04/11/22	(23,613)
	KRW	218,847,457	USD	180,597	06/15/22	(568)
	NOK	11,511,000	EUR	1,196,305	06/15/22	(20,481)
	NOK	11,924,737	USD	1,364,667	06/15/22	(10,822)
	NZD	82,529	USD	57,399	04/29/22	(228)
	SEK	5,199,444	EUR	503,162	04/25/22	(3,790)
	SEK	7,738,456	USD	833,241	06/15/22	(8,586)
	TRY	9,948,367	USD	949,000	06/14/22	(308,772)
	TWD	12,400,423	USD	437,714	06/15/22	(3,145)
	USD	739,450	AUD	1,024,049	06/15/22	(27,866)
	USD	177,849	BRL	924,016	04/04/22	(15,989)
	USD	8,073,560	CAD	10,234,844	04/26/22	(112,281)
	USD	1,902,722	CAD	2,440,414	06/15/22	(48,997)
	USD	553,465	CHF	515,128	04/25/22	(4,472)
	USD	1,366,028	CHF	1,266,004	06/15/22	(8,583)
	USD	367,283	CLP	297,961,863	04/27/22	(9,572)
	USD	263,460	CLP	210,886,549	06/15/22	(1,094)
	USD	847,573	CNH	5,407,874	04/22/22	(2,172)
	USD	2,639,324	CNH	16,922,259	06/15/22	(11,849)
	USD	43,978,464	CNH	281,047,626	06/22/22	(38,273)
	USD	739,387	COP	2,932,407,513	05/16/22	(32,922)
	USD	1,359,275	EUR	1,236,073	04/05/22	(8,316)
	USD	2,834,770	EUR	2,569,482	04/06/22	(8,182)
	USD	2,468,009	EUR	2,269,969	05/05/22	(45,934)
	USD	3,091,485	EUR	2,808,049	06/15/22	(24,166)
	USD	460,112	GBP	350,968	04/25/22	(861)
	USD	5,698,941	GBP	4,344,807	06/15/22	(6,985)
	USD	1,207,457	HUF	423,910,447	06/15/22	(55,366)
	USD	2,693,854	IDR	38,708,710,890	05/13/22	(1,217)
	USD	1,447,645	IDR	20,957,262,420	05/31/22	(10,658)
	USD	195,080	ILS	631,426	04/18/22	(2,845)
	USD	1,055,367	ILS	3,401,185	04/26/22	(10,902)
	USD	733,149	ILS	2,370,147	06/15/22	(11,348)
	USD	1,371,086	INR	104,295,074	04/04/22	(2,940)
	USD	1,729,342	INR	131,784,511	04/05/22	(6,100)
	USD	441,805	INR	33,916,032	04/13/22	(3,996)
	USD	1,325,737	INR	102,522,335	06/15/22	(11,200)
	USD	616,517	KRW	753,051,856	06/15/22	(2,962)
	USD	453,062	NOK	4,022,605	04/25/22	(3,708)
	USD	1,724,850	NOK	15,503,638	06/15/22	(35,316)
	USD	2,920,825	NZD	4,282,309	06/15/22	(43,117)
	USD	110,061	RUB	11,226,220	04/21/22	(23,042)
	USD	1,444,789	SEK	14,041,140	06/15/22	(51,517)
	USD	4,276,246	SGD	5,819,929	04/06/22	(17,634)
	USD	986,658	TRY	16,254,851	06/15/22	(58,573)
	USD	1,785,000	TWD	51,428,349	04/15/22	(11,004)
	ZAR	5,138,810	USD	351,056	04/25/22	(507)

TOTAL						$(2,866,307)

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10 Year Government Bonds	66	06/15/22	$6,259,561	$(289,443)
Canada 10 Year Government Bonds	91	06/21/22	9,503,628	(378,734)
Euro Buxl 30 Year Bonds	13	06/08/22	2,677,788	(210,296)
French 10 Year Government Bonds	74	06/08/22	12,402,985	(489,706)
Italian 10 Year Government Bonds	20	06/08/22	3,060,108	(137,958)
Japan 10 Year Government Bonds	10	06/13/22	12,296,698	(96,796)
Ultra Long U.S. Treasury Bonds	2	06/21/22	354,250	4,316
2 Year German Euro-Schatz	59	06/08/22	7,227,533	(75,110)
5 Year German Euro-Bund	34	06/08/22	4,846,746	(37,731)
10 Year German Euro-Bund	39	06/08/22	6,845,186	(257,473)
10 Year U.K. Long Gilt	68	06/28/22	10,829,254	(89,441)
10 Year U.S. Treasury Notes	323	06/21/22	39,688,625	(699,605)
20 Year U.S. Treasury Bonds	96	06/21/22	14,406,000	(414,182)

Total				$(3,172,159)
Short position contracts:
2 Year U.S. Treasury Notes	(128)	06/30/22	(27,126,000)	203,356
5 Year U.S. Treasury Notes	(187)	06/30/22	(21,446,562)	124,844
10 Year U.S. Treasury Notes	$(121)	06/21/22	(16,391,719)	456,707

Total				$784,907

TOTAL FUTURES CONTRACTS				$(2,387,252)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M KLIBOR	3.565%	JPMorgan Securities, Inc.	03/14/24	MYR	10,040	$38,966	$—	$38,966
3M KLIBOR	2.000	MS & Co. Int. PLC	06/16/26		5,630	(68,474)	(6,551)	(61,923)
3M KLIBOR	3.271	BofA Securities LLC	12/21/31		1,540	(14,099)	—	(14,099)

TOTAL						$(43,607)	$(6,551)	$(37,056)

(a)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M NZDOR(a)	1.250%(b)	12/15/22	NZD	7,850		$(28,338)	$(6,225)	$(22,113)
1M BID Avg(c)	10.565(c)	01/02/23	BRL	7,140		(12,744)	—	(12,744)
1M BID Avg(c)	12.400(c)	01/02/23		6,350		10,904	(250)	11,154
5.800%(c)	1M BID Avg(c)	01/02/23		16,560		166,324	7,082	159,242
1M BID Avg(d)	11.814(d)	01/02/24		20,820		12,218	22,706	(10,488)
1.290(e)	12M SOFR(c)	01/12/24		$1,050	(d)	15,436	593	14,843
1.730(e)	12M SOFR(c)	02/09/24		6,030	(d)	64,589	1,720	62,869
6M AUDOR(a)	2.480(a)	03/14/24	AUD	8,930	(d)	(42,398)	34	(42,432)
2.500(c)	3M SOFR(c)	03/14/24		$6,480	(d)	22,383	12,820	9,563
6M EURO(b)	0.000(e)	03/16/24	EUR	230		(4,983)	(3,831)	(1,152)
6M GBP(e)	0.250(e)	03/16/24	GBP	5,050		(221,767)	(333,642)	111,875
3M STIBOR(a)	0.500(e)	03/16/24	SEK	152,910		(254,658)	(385,146)	130,488
3M KWCDC(a)	1.500(a)	03/16/24	KRW	310,570		(5,226)	(3,927)	(1,299)
3M CNY(a)	2.250(a)	03/16/24	CNY	18,860		456	9,076	(8,620)
3M NZDOR(a)	2.750(b)	03/16/24	NZD	34,150		(228,303)	72,580	(300,883)
0.250(e)	3M SOFR(e)	03/16/24		$7,530		289,520	157,102	132,418
1.750(e)	3M SOFR(e)	03/16/24		18,290	(d)	219,363	56,238	163,125
1.000(b)	6M CDOR(b)	03/16/24	CAD	4,860		126,906	77,823	49,083
0.250(e)	6M EURO(a)	03/16/24	EUR	14,550	(d)	89,876	80,438	9,438
6M CDOR(a)	2.500(a)	03/22/24	CAD	16,250		(47,445)	(13,939)	(33,506)
2.000(e)	3M SOFR(e)	03/24/24		$9,890		43,270	26,770	16,500
8.700(d)	Mexico IB TIIE 28D(d)	06/12/24	MXN	91,650	(d)	3,559	24	3,535
6M EURO(e)	0.250(e)	06/15/24	EUR	3,940		(23,539)	(23,539)	—
3M STIBOR(a)	0.750(e)	06/15/24	SEK	122,650	(d)	(210,549)	(218,307)	7,758
3M CNY(a)	2.250(a)	06/15/24	CNY	16,500	(d)	(891)	6,684	(7,575)
6.100(a)	3M JIBAR(a)	06/15/24	ZAR	86,143	(d)	22,304	26,899	(4,595)
2.000(e)	3M NIBOR(b)	06/15/24	NOK	90,840	(d)	138,024	128,220	9,804
2.000(e)	6M GBP(e)	06/15/24	GBP	3,560	(d)	14,442	14,442	—
4.750(e)	6M WIBOR(b)	06/15/24	PLN	27,875	(d)	138,078	151,010	(12,932)
1M LIBOR + 0.090%(a)	3M LIBOR(f)	07/25/24		$47,120		13,043	15,823	(2,780)
10.950(d)	1M BID Avg(d)	01/02/25	BRL	530		850	(593)	1,443
12.060(d)	1M BID Avg(d)	01/02/25		4,250		(11,348)	(11,223)	(125)
6M CDOR(b)	2.070(b)	12/18/25	CAD	6,370	(d)	(87,414)	(24,551)	(62,863)
1M BID Avg(d)	11.230(d)	01/04/27	BRL	960		1,658	(7,805)	9,463
6M EURO(e)	0.000(e)	03/16/27	EUR	2,960		(155,184)	(20,098)	(135,086)
6M EURO(b)	0.000(e)	03/16/27	EUR	9,750		(601,603)	(286,291)	(315,312)
6M JYOR(e)	0.000(e)	03/16/27	JPY	254,570	(d)	(10,643)	(11,480)	837
3M STIBOR(a)	0.750(e)	03/16/27	SEK	102,510		(538,745)	(224,767)	(313,978)
6M AUDOR(b)	1.250(b)	03/16/27	AUD	23,720		(1,388,415)	(840,487)	(547,928)
3M NZDOR(a)	2.750(b)	03/16/27	NZD	9,840		(194,030)	(40,086)	(153,944)
1.750(b)	3M CDOR(b)	03/16/27	CAD	2,010		77,630	(30,817)	108,447
2.000(e)	3M NIBOR(b)	03/16/27	NOK	2,750		12,293	(7,766)	20,059
1.000(e)	3M SOFR(e)	03/16/27		$31,360		1,814,488	1,165,939	648,549
0.000(e)	6M CHFOR(e)	03/16/27	CHF	2,400		98,276	104,883	(6,607)
0.500(e)	6M GBP(e)	03/16/27	GBP	7,290		625,694	74,936	550,758
6M EURO(b)	1.323(e)	03/31/27	EUR	3,380	(d)	4,637	(9,484)	14,121
3M CNY(a)	2.250(a)	06/15/27	CNY	10,320	(d)	(15,945)	(7,981)	(7,964)
3M KWCDC(a)	2.500(a)	06/15/27	KRW	1,794,280	(d)	(19,105)	5,967	(25,072)
3M SOFR(e)	1.810(e)	02/09/28		$6,260	(d)	(148,973)	(9,489)	(139,484)
1.500(e)	6M EURO(b)	06/21/28	EUR	5,050	(d)	(60,596)	(59,157)	(1,439)
1.960(b)	6M CDOR(b)	12/18/28	CAD	5,170	(d)	170,096	55,604	114,492
0.000(e)	6M EURO(b)	03/16/29	EUR	1,920		152,900	(913)	153,813

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.311%(e)	6M EURO(b)	03/30/29		$6,910	(d)	$(1,684)	$15,780	$(17,464)
3M KWCDC(a)	1.000%(a)	09/16/30	KRW	2,402,600		(259,801)	(3,125)	(256,676)
3M SOFR(e)	2.130(e)	11/15/31		$6,000	(d)	(15,948)	(30,295)	14,347
6M CHFOR(e)	0.250(e)	03/16/32	CHF	10,970		(711,471)	(373,715)	(337,756)
6M EURO(b)	0.250(e)	03/16/32	EUR	4,930		(497)	125,062	(125,559)
6M JYOR(e)	1.000(e)	03/16/32	JPY	80,630		(15,784)	(15,714)	(70)
3M KWCDC(a)	1.500(a)	03/16/32	KRW	723,730		(62,624)	(34,687)	(27,937)
3M NIBOR(b)	2.000(e)	03/16/32	NOK	58,730		(429,068)	(124,055)	(305,013)
6M AUDOR(b)	2.000(b)	03/16/32	AUD	2,310		(160,737)	1,698	(162,435)
6M CDOR(b)	2.000(b)	03/16/32	CAD	10,160		(616,648)	(443,373)	(173,275)
2.750(b)	3M NZDOR(b)	03/16/32	NZD	2,290		82,832	(20,068)	102,900
1.500(b)	3M SOFR(b)	03/16/32		$18,460		1,010,952	519,810	491,142
1.000(e)	3M STIBOR(a)	03/16/32	SEK	76,700		653,166	498,123	155,043
0.750(e)	6M GBP(e)	03/16/32	GBP	10,780		1,169,111	(52,160)	1,221,271
6M CHFOR(e)	0.500(e)	03/17/32	CHF	7,000	(d)	(266,675)	(125,726)	(140,949)
6M EURO(b)	0.500(e)	03/17/32	EUR	17,100	(d)	(802,879)	(530,024)	(272,855)
3M STIBOR(a)	1.000(e)	03/17/32	SEK	21,090	(d)	(95,475)	(54,061)	(41,414)
1.500(e)	3M SOFR(e)	03/17/32		$19,230	(d)	397,348	213,039	184,309
1.000(e)	6M GBP(e)	03/17/32	GBP	2,730	(d)	65,036	32,097	32,939
6M EURO(b)	1.489(e)	03/29/32	EUR	2,350	(d)	198	(6,796)	6,994
Mexico IB TIIE 28D(d)	8.400(d)	06/02/32	MXN	17,330	(d)	11,354	2,482	8,872
3M KWCDC(a)	2.500(a)	06/15/32	KRW	1,923,680	(d)	(26,060)	7,246	(33,306)
3.750(e)	6M WIBOR(b)	06/15/32	PLN	3,556	(d)	65,007	39,939	25,068
3M JIBAR(a)	8.000(a)	06/15/32	ZAR	13,025	(d)	(2,980)	(14,567)	11,587
1.850(e)	3M SOFR(e)	02/09/33		$3,280	(d)	94,039	8,353	85,686
6M CDOR(b)	2.100(b)	12/18/33	CAD	1,440	(d)	(84,165)	2,473	(86,638)
0.500(e)	6M EURO(b)	03/16/37	EUR	700		84,364	(22,862)	107,226
6M GBP(e)	1.000(e)	03/16/42	GBP	960		(112,438)	83,677	(196,115)
0.500(e)	6M EURO(b)	03/16/42	EUR	490		71,293	(18,108)	89,401
6M CDOR(b)	2.250(b)	12/15/51	CAD	1,120		(108,005)	(52,949)	(55,056)
6M EURO(b)	0.500(e)	03/16/52	EUR	620		(91,518)	51,362	(142,880)
6M GBP(e)	1.000(e)	03/16/52	GBP	970		(134,370)	(51,810)	(82,560)
1.750(e)	3M SOFR(e)	03/16/52		$710		36,374	(65,259)	101,633

TOTAL						$(221,378)	$(744,594)	$523,216

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Payments made at maturity.
(d)	Payments made monthly.
(e)	Payments made annually.
(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 11	3.000%	4.763%	MS & Co. Int. PLC	11/18/54	$2,350	$(186,262)	$(461,661)	$275,399
Markit CMBX Series 8	3.000	9.005	MS & Co. Int. PLC	10/17/57	1,000	(129,342)	(149,976)	20,634
Markit CMBX Series 10	3.000	5.888	MS & Co. Int. PLC	11/17/59	1,550	(168,142)	(297,847)	129,705

TOTAL						$(483,746)	$(909,484)	$425,738

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 28	1.000%	0.224%	06/20/22	$	22,525	$46,651	$35,770	$10,881
CDX.NA.IG Index 34	1.000	0.554	06/20/25		4,175	59,110	47,790	11,320
CDX.NA.IG Index 37	1.000	0.614	12/20/26		128,050	2,225,191	2,106,589	118,602
ITX.NA.AG Index 36	1.000	0.653	12/20/26	EUR	37,115	670,594	493,345	177,249
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.467	12/20/26	$	2,600	63,032	54,132	8,900
Republic of Chile, 3.875%, 08/05/20	1.000	0.330	12/20/24		1,000	18,209	13,786	4,423
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.312	06/20/24		20	308	(20)	328
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.840	06/20/27		3,320	26,972	6,470	20,502
Unibail-Rodamco-Westfield SE, 2.375%, 02/25/21	1.000	0.606	06/20/24	EUR	1,200	12,121	10,622	1,499
United Mexican States, 4.150%, 03/28/27	1.000	1.003	06/20/27	$	3,370	456	(33,976)	34,432

TOTAL						$3,122,644	$2,734,508	$388,136

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	JPMorgan Securities, Inc.	1.053%	06/21/2022	9,560,000	$9,560,000	$670	$85,299	$(84,629)
6M IRS	Citibank NA	1.361	07/12/2022	15,000,000	15,000,000	4,749	94,388	(89,639)
1Y IRS	JPMorgan Securities, Inc.	0.281	09/08/2022	14,550,000	14,550,000	1,437	27,797	(26,360)
1Y IRS	JPMorgan Securities, Inc.	0.300	09/08/2022	19,020,000	19,020,000	1,939	37,019	(35,080)
1Y IRS	Citibank NA	0.420	10/10/2022	17,600,000	17,600,000	2,936	38,100	(35,164)
1Y IRS	Citibank NA	0.459	10/10/2022	16,090,000	16,090,000	2,858	35,173	(32,315)
1Y IRS	Citibank NA	0.516	11/15/2022	17,810,000	17,810,000	4,745	41,822	(37,077)
2Y IRS	JPMorgan Securities, Inc.	0.700	11/14/2022	10,100,000	10,100,000	7,483	102,227	(94,744)
9M IRS	JPMorgan Securities, Inc.	1.800	11/16/2022	44,400,000	44,400,000	44,280	144,300	(100,020)
1Y IRS	MS & Co. Int. PLC	0.544	11/16/2022	16,210,000	16,210,000	4,555	38,174	(33,619)

Total purchased option contracts				180,340,000	$180,340,000	$75,652	$644,299	$(568,647)
Written option contracts
Calls
1M IRS	Citibank NA	0.743	04/07/2022	(3,360,000)	(3,360,000)	(28)	(41,452)	41,424
1M IRS	Citibank NA	1.054	04/19/2022	(3,290,000)	(3,290,000)	(7,322)	(36,563)	29,241
1M IRS	Citibank NA	1.090	04/25/2022	(3,290,000)	(3,290,000)	(14,160)	(31,361)	17,201
1Y IRS	Citibank NA	0.379	10/10/2022	(1,810,000)	(1,810,000)	(3,268)	(38,013)	34,745
1Y IRS	Citibank NA	0.425	10/10/2022	(1,650,000)	(1,650,000)	(3,377)	(35,258)	31,881
1Y IRS	Citibank NA	0.553	11/15/2022	(1,840,000)	(1,840,000)	(7,309)	(41,823)	34,514
6M IRS	Citibank NA	1.594	07/12/2022	(4,810,000)	(4,810,000)	(19,779)	(94,427)	74,648
1M IRS	Deutsche Bank AG (London)	1.830	04/11/2022	(3,800,000)	(3,800,000)	(1,604)	(41,990)	40,386
1M IRS	Deutsche Bank AG (London)	2.010	04/19/2022	(3,800,000)	(3,800,000)	(16,193)	(37,145)	20,952
1Y IRS	JPMorgan Securities, Inc.	0.363	09/08/2022	(1,500,000)	(1,500,000)	(1,747)	(27,768)	26,021
1Y IRS	JPMorgan Securities, Inc.	0.401	09/08/2022	(1,960,000)	(1,960,000)	(2,564)	(36,967)	34,403
1Y IRS	JPMorgan Securities, Inc.	1.378	06/21/2022	(5,040,000)	(5,040,000)	(2,279)	(85,349)	83,070
2Y IRS	JPMorgan Securities, Inc.	1.060	11/14/2022	(2,000,000)	(2,000,000)	(10,289)	(103,884)	93,595
9M IRS	JPMorgan Securities, Inc.	1.290	11/16/2022	(44,400,000)	(44,400,000)	(14,918)	(53,281)	38,363
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(44,400,000)	(44,400,000)	(26,565)	(91,020)	64,455
IM IRS	MS & Co. Int. PLC	1.690	04/04/2022	(3,800,000)	(3,800,000)	(1)	(45,657)	45,656
1M IRS	MS & Co. Int. PLC	2.165	04/25/2022	(3,800,000)	(3,800,000)	(43,315)	(44,650)	1,335
1Y IRS	MS & Co. Int. PLC	0.599	11/16/2022	(1,670,000)	(1,670,000)	(7,498)	(38,066)	30,568
3M IRS	MS & Co. Int. PLC	1.226	05/03/2022	(3,230,000)	(3,230,000)	(39,465)	(36,112)	(3,353)

				(139,450,000)	$(139,450,000)	$(221,681)	$(960,786)	$739,105
Puts
1M IRS	Citibank NA	0.743	04/07/2022	(3,360,000)	(3,360,000)	(160,760)	(41,452)	(119,308)
1M IRS	Citibank NA	1.054	04/19/2022	(3,290,000)	(3,290,000)	(58,204)	(36,562)	(21,642)
1M IRS	Citibank NA	1.090	04/25/2022	(3,290,000)	(3,290,000)	(53,708)	(31,361)	(22,347)
	Deutsche Bank AG
1M IRS	(London)	1.830	04/11/2022	(3,800,000)	(3,800,000)	(100,600)	(41,990)	(58,610)
	Deutsche Bank AG
1M IRS	(London)	2.010	04/19/2022	(3,800,000)	(3,800,000)	(55,097)	(37,145)	(17,952)

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts (continued)
IM IRS	MS & Co. Int. PLC	1.690%	04/04/2022	(3,800,000)	$(3,800,000)	$(145,699)	$(45,657)	$(100,042)
1M IRS	MS & Co. Int. PLC	2.165	04/25/2022	(3,800,000)	(3,800,000)	(30,232)	(44,650)	14,418
3M IRS	MS & Co. Int. PLC	1.226	05/03/2022	(3,230,000)	(3,230,000)	(33,480)	(36,112)	2,632
				(28,370,000)	$(28,370,000)	$(637,780)	$(314,929)	$(322,851)

Total written option contracts				(167,820,000)	$(167,820,000)	$(859,461)	$(1,275,715)	$416,254

TOTAL				12,520,000	$12,520,000	$(783,809)	$(631,416)	$(152,393)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description		Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put SGD	HSBC Bank PLC	1.362%	04/04/2022	7,713,828	$7,713,828	$2,484	$17,858	$(15,374)
Call USD/Put ZAR	MS & Co. Int. PLC	16.045	04/06/2022	1,785,000	1,785,000	14	15,919	(15,905)
Call USD/Put CNH	JPMorgan Securities, Inc.	6.420	04/13/2022	1,757,000	1,757,000	740	9,279	(8,539)
Call USD/Put ILS	MS & Co. Int. PLC	3.330	04/14/2022	3,537,000	3,537,000	669	20,684	(20,015)
Call USD/Put CNH	BofA Securities LLC	6.387	04/20/2022	1,773,000	1,773,000	3,110	8,076	(4,966)
Call USD/Put ILS	MS & Co. Int. PLC	3.268	04/21/2022	3,529,000	3,529,000	5,103	16,727	(11,624)
Call USD/Put CNH	MS & Co. Int. PLC	6.379	04/21/2022	1,774,000	1,774,000	3,954	7,830	(3,876)
Call USD/Put ZAR	Citibank NA	15.315	04/21/2022	1,757,000	1,757,000	4,966	11,833	(6,867)
Call USD/Put INR	Citibank NA	76.705	05/02/2022	7,032,000	7,032,000	25,920	25,920	—

				30,657,828	$30,657,828	$46,960	$134,126	$(87,166)
Puts
Put EUR/Call USD	MS & Co. Int. PLC	1.100	04/01/2022	3,192,000	3,192,000	604	22,585	(21,981)
Put EUR/Call USD	MS & Co. Int. PLC	1.090	04/04/2022	4,783,000	4,783,000	1,354	15,541	(14,187)
Put EUR/Call USD	JPMorgan Securities, Inc.	1.101	04/04/2022	3,212,000	3,212,000	5,515	19,541	(14,026)
Put GBP/Call USD	Citibank NA	1.305	04/21/2022	5,299,000	5,299,000	36,190	30,088	6,102
Put NZD/Call USD	UBS AG (London)	0.683	04/26/2022	5,053,000	5,053,000	18,848	21,736	(2,888)
Put NZD/Call USD	UBS AG (London)	0.684	04/27/2022	5,042,000	5,042,000	20,026	21,655	(1,629)
				26,581,000	26,581,000	82,537	131,146	(48,609)

Total purchased option contracts				57,238,828	57,238,828	129,497	265,272	(135,775)
Written option contracts
Calls
Call EUR/Put SEK	Barclays Bank PLC	10.330	04/27/2022	(527,000)	(527,000)	(7,043)	(5,843)	(1,200)
Call EUR/Put PLN	Citibank NA	4.723	04/21/2022	(526,000)	(526,000)	(4,502)	(6,839)	2,337
Call EUR/Put SEK	Citibank NA	10.384	04/21/2022	(527,000)	(527,000)	(4,881)	(5,822)	941
Call USD/Put INR	Citibank NA	75.975	05/02/2022	(3,516,000)	(3,516,000)	(23,459)	(23,459)	—
Call EUR/Put PLN	BofA Securities LLC	4.640	04/28/2022	(521,000)	(521,000)	(9,085)	(10,555)	1,470
Call USD/Put CNH	BofA Securities LLC	6.444	04/20/2022	(1,773,000)	(1,773,000)	(1,037)	(2,814)	1,777
Call USD/Put SGD	JPMorgan Securities, Inc.	1.362	04/04/2022	(7,656,325)	(7,656,325)	(4,211)	(17,349)	13,138
Call USD/Put CNH	JPMorgan Securities, Inc.	6.485	04/13/2022	(1,757,000)	(1,757,000)	(165)	(3,481)	3,316

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description		Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Calls (continued)
Call USD/Put CNH	JPMorgan Securities, Inc.	6.391%	04/26/2022	(581,000)	$(581,000)	$(1,259)	$(3,016)	$1,757
Call USD/Put CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(580,000)	(580,000)	(2,477)	(2,477)	—
Call USD/Put ILS	MS & Co. Int. PLC	3.270	04/14/2022	(1,768,000)	(1,768,000)	(1,384)	(20,846)	19,462
Call USD/Put ILS	MS & Co. Int. PLC	3.223	04/21/2022	(1,764,000)	(1,764,000)	(6,407)	(16,439)	10,032
Call USD/Put CNH	MS & Co. Int. PLC	6.435	04/21/2022	(1,774,000)	(1,774,000)	(1,331)	(2,645)	1,314
Call AUD/Put NZD	UBS AG (London)	1.088	04/07/2022	(1,215,000)	(1,215,000)	(890)	(2,157)	1,267

				(24,485,325)	$(24,485,325)	$(68,131)	$(123,742)	$55,611
Puts
Put Eur/Call SEK	Barclays Bank PLC	10.330	04/27/2022	(527,000)	(527,000)	(3,101)	(4,431)	1,330
Put GBP/Call USD	Citibank NA	1.322	04/21/2022	(2,650,000)	(2,650,000)	(38,519)	(30,192)	(8,327)
Put EUR/Call PLN	Citibank NA	4.723	04/21/2022	(526,000)	(526,000)	(12,097)	(6,839)	(5,258)
Put EUR/Call SEK	Citibank NA	10.384	04/21/2022	(527,000)	(527,000)	(3,993)	(5,822)	1,829
Put USD/Call ZAR	Citibank NA	14.483	04/21/2022	(1,757,000)	(1,757,000)	(13,961)	(9,909)	(4,052)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.350	04/13/2022	(1,757,000)	(1,757,000)	(3,120)	(3,089)	(31)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(581,000)	(581,000)	(3,791)	(2,335)	(1,456)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(580,000)	(580,000)	(1,972)	(1,972)	—
Put USD/Call ZAR	MS & Co. Int. PLC	14.960	04/06/2022	(1,785,000)	(1,785,000)	(43,733)	(12,525)	(31,208)
Put USD/Call CNH	MS & Co. Int. PLC	6.325	04/21/2022	(1,774,000)	(1,774,000)	(1,817)	(2,718)	901
Put EUR/Call PLN	BofA Securities LLC	4.640	04/28/2022	(521,000)	(521,000)	(5,805)	(4,848)	(957)
Put USD/Call CNH	BofA Securities LLC	6.330	04/20/2022	(1,773,000)	(1,773,000)	(2,137)	(2,757)	620
Put EUR/Call USD	JPMorgan Securities, Inc.	1.087	04/04/2022	(4,818,000)	(4,818,000)	(741)	(11,276)	10,535
Put EUR/Call USD	MS & Co. Int. PLC	1.083	04/01/2022	(4,788,000)	(4,788,000)	(5)	(12,437)	12,432
Put AUD/Call NZD	UBS AG (London)	1.065	04/07/2022	(1,215,000)	(1,215,000)	(234)	(2,113)	1,879
Put NZD/Call USD	UBS AG (London)	0.695	04/26/2022	(2,527,000)	(2,527,000)	(21,151)	(21,617)	466
Put NZD/Call USD	UBS AG (London)	0.696	04/27/2022	(2,521,000)	(2,521,000)	(22,086)	(21,622)	(464)
				(30,627,000)	$(30,627,000)	$(178,263)	$(156,502)	$(21,761)

Total written option contracts				(55,112,325)	$(55,112,325)	$(246,394)	$(280,244)	$33,850

TOTAL				2,126,503	$2,126,503	$(116,897)	$(14,972)	$(101,925)

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
CDX.NA.IG Index 36	—CDX North America Investment Grade Index 36
CDX.NA.IG Index 37	—CDX North America Investment Grade Index 37
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INCOME FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – 9.4%
Aerospace & Defense(b) – 0.4%
	ADS Tactical, Inc. (3M LIBOR + 5.750%)
	$381,203	6.750%		03/19/26	$361,506

Automotive(b) – 0.7%
	First Brands Group LLC
	(3M LIBOR + 5.000%)
	259,114	6.000		03/30/27	256,522
	(3M LIBOR + 8.500%)
	250,000	9.500		03/30/28	248,958
	Holley Purchaser, Inc.
	(3M LIBOR + 3.750%)
	213,214	4.500		11/17/28	210,193
	(3M LIBOR + 3.750%)
	10,661	4.576		11/17/28	10,510

					726,183

Building & Construction Materials(b) – 0.3%
	Energize HoldCo LLC
	(3M LIBOR + 3.750%)
	175,000	4.756		12/08/28	171,937
	(1M LIBOR + 6.750%)
	75,000	7.250	(c)	12/07/29	74,063
	KKR Apple Bidco LLC (1M LIBOR + 5.750%)
	25,000	6.250		09/21/29	24,797

					270,797

Building Materials(b) – 0.3%
	Chamberlain Group, Inc. (3M LIBOR + 3.500%)
	349,125	4.506		11/03/28	344,471

Capital Goods-Others(b) – 0.3%
	Engineered Machinery Holdings, Inc.
	(3M LIBOR + 3.750%)
	189,138	4.756		05/19/28	186,249
	(3M EURIBOR + 3.750%)
EUR	74,812	3.750		05/21/28	80,852

					267,101

Chemicals(b) – 0.2%
	Trident TPI Holdings, Inc.
	(3M LIBOR + 4.000%)
	$13,596	4.500		09/15/28	13,399
	(1M LIBOR + 4.000%)
	152,495	4.500		09/15/28	150,303

					163,702

Commercial Services – 0.7%
	Allied Universal Holdco LLC(b) (1M LIBOR + 3.750%)
	149,250	4.250		05/12/28	146,771
	DiversiTech Holdings, Inc.(d) (3M LIBOR + 3.750%)
	145,000	0.000		12/22/28	142,825
	Icebox holdco III, Inc.
	30,000	0.000	(d)	12/22/28	29,550
	(3M LIBOR + 6.750%)
	50,000	7.250	(b)	12/22/29	48,875
	Packers Holdings LLC(b) (3M LIBOR + 3.250%)
	247,592	4.000		03/09/28	243,569

Bank Loans(a) – (continued)
Commercial Services – (continued)
	Vaco Holdings, LLC(b) (3M SOFR + 5.000%)
	124,688	5.750		01/21/29	123,649

					735,239

Consumer Cyclical Services(b) – 0.2%
	Arcis Golf LLC (1M LIBOR + 4.250%)
	174,563	4.750		11/24/28	173,908

Diversified Financial Services(b) – 0.9%
	DRW Holdings LLC (1M LIBOR + 3.750%)
	371,250	4.207		03/01/28	367,538
	Edelman Financial Center LLC (1M LIBOR + 3.500%)
	372,188	4.250		04/07/28	367,483
	Syncapay, Inc. (3M LIBOR + 6.500%)
	217,969	7.506		12/10/27	215,244

					950,265

Diversified Manufacturing(b) – 0.2%
	Apex Tool Group, LLC (1M SOFR + 5.250%)
	225,000	5.750		02/08/29	218,813

Food(b) – 0.1%
	Ola Singapore PTE Ltd. (3M SOFR+6.250%)
	74,813	7.000		12/15/26	72,288

Household Products(b) – 0.1%
	Kronos Acquisition Holdings, Inc. (3M LIBOR + 3.750%)
	148,125	4.250		12/22/26	137,633

Media(b) – 0.2%
	DirecTV Financing LLC (1M LIBOR + 5.000%)
	214,875	5.750		08/02/27	214,400

Media – Non Cable(b) – 0.3%
	Taboola.com Ltd (3M LIBOR + 4.000%)
	323,375	4.500		09/01/28	320,950

Metal Fabricate/Hardware(b) – 0.2%
	Grinding Media, Inc. (3M LIBOR + 4.000%)
	199,000	4.796		10/12/28	196,761

Oil Field Services(b) – 0.4%
	Apergy Corp. (3M LIBOR + 5.000%)
	374,359	6.000		06/03/27	374,984

Packaging(b) – 0.2%
	LABL, Inc. (1M LIBOR + 5.000%)
	149,625	5.500		10/29/28	147,408
	Pretium PKG Holdings, Inc. (3M LIBOR + 4.000%)
	99,750	4.500		10/02/28	96,739

					244,147

Pipeline(b) – 0.1%
	Centurion Pipeline Co. LLC (1M LIBOR + 4.000%)
	88,875	4.457		09/28/25	87,320

Retailing(b) – 0.7%
	New Era Cap LLC(6M LIBOR + 6.000%)
	175,000	6.750		07/13/27	173,250
	Rough Country LLC
	(3M LIBOR + 3.500%)
	148,125	4.506		07/28/28	145,814

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Retailing(b) – (continued)
Rough Country LLC – (continued)
(3M LIBOR + 6.500%)
$50,000	7.506%	07/26/29	$49,500
TruGreen LP (3M LIBOR + 8.500%)
310,000	9.506	11/02/28	310,775

			679,339

Technology – Software/Services(b) – 2.3%
Cloudera, Inc. (1M LIBOR + 3.750%)
275,000	4.250	10/08/28	271,219
DCert Buyer, Inc. (1M LIBOR + 7.000%)
325,000	7.457	02/19/29	320,531
Epicor Software Corp. (1M LIBOR + 7.750%)
50,000	8.750	07/31/28	50,938
Grab Holdings, Inc.(6M LIBOR + 4.500%)
346,500	5.500	01/29/26	337,837
Idera, Inc.
(3M LIBOR + 3.500%)
297,249	4.500	03/02/28	291,452
(1M LIBOR + 6.750%)
45,000	7.500	03/02/29	44,213
Loyalty Ventures, Inc. (1M LIBOR + 4.500%)
220,781	5.000	11/03/27	215,078
Syndigo LLC
(6M LIBOR + 4.50%)
222,750	5.250	12/15/27	219,409
(3M LIBOR + 8.000%)
160,000	8.750	12/15/28	157,600
Virtusa Corp. (1M LIBOR + 3.750%)
376,200	4.500	02/11/28	372,438

			2,280,715

Telecommunication Services(d) – 0.4%
Intelsat Jackson Holdings S.A. (3M SOFR + 4.250%)
374,063	0.000	02/01/29	367,400

Transportation(b) – 0.2%
LaserShip, Inc. (3M LIBOR + 4.500%)
199,000	5.250	05/07/28	197,756

TOTAL BANK LOANS
(Cost $9,493,828)			$9,385,678

Corporate Obligations – 70.4%
Advertising(e)(f) – 0.1%
Terrier Media Buyer, Inc.
$127,000	8.875%	12/15/27	$129,858

Aerospace & Defense – 1.4%
Howmet Aerospace, Inc.
220,000	5.950	02/01/37	233,475
The Boeing Co.(e)
175,000	4.875	05/01/25	180,719
90,000	5.150	05/01/30	95,855
25,000	3.250	02/01/35	22,362
90,000	5.805	05/01/50	103,859

Corporate Obligations – (continued)
Aerospace & Defense – (continued)
TransDigm, Inc.(e)
$130,000	5.500%	11/15/27	$129,025
40,000	4.625	01/15/29	37,300
270,000	4.875	05/01/29	253,125
Triumph Group, Inc.(e)
367,000	7.750	08/15/25	368,835

			1,424,555

Agriculture(g) – 0.1%
MHP Lux SA
200,000	6.950	04/03/26	91,200

Airlines(f) – 0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
55,000	5.500	04/20/26	55,275
181,000	5.750	04/20/29	179,642
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(e)
158,000	6.500	06/20/27	164,715
United Airlines, Inc.(e)
165,000	4.375	04/15/26	162,319

			561,951

Automotive – 1.5%
Dealer Tire LLC/DT Issuer LLC(e)(f)
374,000	8.000	02/01/28	374,935
Ford Motor Co.
130,000	4.750	01/15/43	117,277
Ford Motor Credit Co. LLC(e)
235,000	4.950	05/28/27	237,224
General Motors Co.(e)
175,000	6.125	10/01/25	188,060
General Motors Financial Co., Inc.(e)
150,000	5.650	01/17/29	162,426
NIO, Inc.(h)
300,000	0.500	02/01/27	244,149
Real Hero Merger Sub 2, Inc.(e)(f)
40,000	6.250	02/01/29	36,650
Wheel Pros, Inc.(e)(f)
145,000	6.500	05/15/29	126,875

			1,487,596

Banks – 9.8%
Banco de Bogota SA
700,000	6.250	05/12/26	710,185
Banco do Brasil SA(b)(e) (10 Year CMT + 4.398%)
400,000	6.250	12/31/99	384,400
Banco Mercantil del Norte SA(b)(e)
(5 Year CMT + 5.035%)
200,000	6.875	12/31/99	198,710
(10 Year CMT + 5.353%)
400,000	7.625	12/31/99	394,825
Banco Santander SA
400,000	2.749	12/03/30	351,672
Bank of America Corp.(e)
275,000	4.183	11/25/27	280,607

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp.(e) – (continued)
(3M USD LIBOR + 1.310%)
$100,000	4.271	%(b)	07/23/29	$103,275
(3M USD LIBOR + 1.190%)
125,000	2.884	(b)	10/22/30	118,449
(3M USD LIBOR + 0.990%)
50,000	2.496	(b)	02/13/31	45,880
(SOFR + 2.150%)
275,000	2.592	(b)	04/29/31	254,034
(SOFR + 1.530%)
200,000	1.898	(b)	07/23/31	174,664
Barclays PLC(b)(e) (SOFR + 2.714%)
225,000	2.852		05/07/26	218,752
BBVA Bancomer SA(b)(e) (5 Year CMT + 2.650%)
200,000	5.125		01/18/33	188,400
BNP Paribas SA(f)
200,000	3.375		01/09/25	199,388
Citigroup, Inc.
125,000	4.300		11/20/26	128,683
275,000	4.125		07/25/28	279,339
(SOFR + 1.422%)
100,000	2.976	(b)(e)	11/05/30	95,108
Credit Suisse Group AG
250,000	4.550		04/17/26	254,347
(5 Year CMT + 4.889%)
200,000	5.250	(b)(e)(f)	12/31/99	185,500
Deutsche Bank AG(b)(e) (SOFR + 2.159%)
150,000	2.222		09/18/24	146,817
First Horizon Corp.(e)
25,000	4.000		05/26/25	25,314
Freedom Mortgage Corp.(e)(f)
315,000	7.625		05/01/26	300,825
HSBC Holdings PLC(b)(e) (SOFR + 1.538%)
200,000	1.645		04/18/26	188,534
Itau Unibanco Holding SA(b)(e) (5 Year CMT + 3.981%)
200,000	6.125		12/31/99	198,750
JPMorgan Chase & Co.(e)
(3M USD LIBOR + 1.245%)
500,000	3.960	(b)	01/29/27	510,925
500,000	3.625		12/01/27	502,185
(3M USD LIBOR + 0.945%)
225,000	3.509	(b)	01/23/29	224,674
(SOFR + 2.515%)
50,000	2.956	(b)	05/13/31	46,878
(SOFR + 3.125%)
150,000	4.600	(b)	12/31/99	144,570
Macquarie Bank Ltd.(b)(e)(f) (5 Year CMT + 1.700%)
200,000	3.052		03/03/36	175,228
Morgan Stanley, Inc.(b)(e)
(3M USD LIBOR + 1.628%)
25,000	4.431		01/23/30	26,177
(SOFR + 1.143%)
600,000	2.699		01/22/31	561,294
(SOFR + 1.034%)
100,000	1.794		02/13/32	86,235
National Bank of Uzbekistan
260,000	4.850		10/21/25	222,511

Corporate Obligations – (continued)
Banks – (continued)
Natwest Group PLC(b)(e) (3M USD LIBOR + 1.762%)
225,000	4.269		03/22/25	227,698
Truist Financial Corp.(b)(e) (10 Year CMT + 4.349%)
316,000	5.100		12/31/99	321,517
Turkiye Vakiflar Bankasi TAO
200,000	8.125		03/28/24	203,537
200,000	6.500	(f)	01/08/26	190,000
Wells Fargo & Co.
300,000	4.300		07/22/27	311,718
125,000	4.150	(e)	01/24/29	129,739
Yapi ve Kredi Bankasi A/S(b)(e)(f)
(5 Year CMT + 7.415%)
270,000	7.875		01/22/31	264,600
(5 Year USD Swap + 11.245%)
200,000	13.875		12/31/99	214,162

				9,790,106

Beverages(e) – 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
150,000	4.700		02/01/36	163,029
Anheuser-Busch InBev Worldwide, Inc.
175,000	4.750		01/23/29	189,751
Constellation Brands, Inc.
100,000	3.150		08/01/29	96,549
Keurig Dr Pepper, Inc.
176,000	3.200		05/01/30	171,125

				620,454

Biotechnology(e) – 0.1%
Royalty Pharma PLC
50,000	1.200		09/02/25	46,262

Building Materials(e) – 0.7%
Carrier Global Corp.
150,000	2.722		02/15/30	140,993
Cornerstone Building Brands, Inc.(f)
167,000	6.125		01/15/29	155,101
CP Atlas Buyer, Inc.(f)
300,000	7.000		12/01/28	252,750
Standard Industries, Inc.(f)
150,000	4.375		07/15/30	138,000

				686,844

Chemicals(e) – 1.4%
ASP Unifrax Holdings, Inc.(f)
80,000	5.250		09/30/28	74,400
Axalta Coating Systems LLC(f)
250,000	3.375		02/15/29	218,750
Ingevity Corp.(f)
125,000	3.875		11/01/28	112,344
International Flavors & Fragrances, Inc.(f)
275,000	2.300		11/01/30	245,523
Minerals Technologies, Inc.(f)
210,000	5.000		07/01/28	200,287
Rayonier AM Products, Inc.(f)
29,000	7.625		01/15/26	28,710

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals(e) – (continued)
	The Chemours Co.(f)
	$205,000	4.625%		11/15/29	$186,550
	The Sherwin-Williams Co.
	175,000	2.950		08/15/29	168,749
	WR Grace Holdings LLC(f)
	150,000	5.625		08/15/29	140,062

					1,375,375

Commercial Services – 2.0%
	Alarm.com Holdings, Inc.(i)
	15,000	0.000		01/15/26	12,675
	Allied Universal Holdco LLC/Allied Universal Finance Corp.(e)
	170,000	9.750		07/15/27	175,100
	170,000	6.000	(f)	06/01/29	149,600
	APi Escrow Corp.(e)(f)
	32,000	4.750		10/15/29	29,800
	APi Group DE, Inc.(e)(f)
	325,000	4.125		07/15/29	299,813
	APX Group, Inc.(e)(f)
	374,000	5.750		07/15/29	339,873
	CoStar Group, Inc.(e)(f)
	75,000	2.800		07/15/30	68,590
	DP World Crescent Ltd.(e)
	200,000	3.750		01/30/30	199,500
	HealthEquity, Inc.(e)(f)
	84,000	4.500		10/01/29	79,800
	Quanta Services, Inc.(e)
	61,000	2.900		10/01/30	56,521
	S&P Global, Inc.(e)(f)
	75,000	4.250		05/01/29	79,006
	Verisure Holding AB(e)(f)
EUR	125,000	3.250		02/15/27	130,148
	Verisure Midholding AB(e)
	200,000	5.250		02/15/29	204,935
	125,000	5.250	(f)	02/15/29	128,106

					1,953,467

Computers(e) – 0.8%
	Amdocs Ltd.
	$75,000	2.538		06/15/30	68,237
	Dell International LLC/EMC Corp.
	325,000	6.020		06/15/26	352,631
	Hewlett Packard Enterprise Co.
	175,000	4.900		10/15/25	183,215
	KBR, Inc.(f)
	71,000	4.750		09/30/28	69,048
	Presidio Holdings, Inc.(f)
	25,000	8.250		02/01/28	25,500
	Unisys Corp.(f)
	80,000	6.875		11/01/27	83,800
	Virtusa Corp.(f)
	62,000	7.125		12/15/28	57,815

					840,246

Distribution & Wholesale(e)(f) – 0.2%
	BCPE Empire Holdings, Inc.
	246,000	7.625		05/01/27	231,855

Corporate Obligations – (continued)
Diversified Financial Services(e) – 6.5%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	150,000	4.875		01/16/24	151,955
	175,000	6.500		07/15/25	185,593
	AG Issuer LLC(f)
	228,000	6.250		03/01/28	228,000
	Air Lease Corp.
	75,000	2.875		01/15/26	72,398
	320,000	3.750		06/01/26	317,821
	Ally Financial, Inc.(b) (7 Year CMT + 3.481%)
	295,000	4.700		12/31/99	268,450
	Aviation Capital Group LLC(f)
	75,000	1.950		01/30/26	69,008
	Avolon Holdings Funding Ltd.(f)
	60,000	3.950		07/01/24	59,717
	100,000	2.875		02/15/25	96,054
	50,000	4.250		04/15/26	49,576
	Coinbase Global, Inc.(f)
	165,000	3.375		10/01/28	146,231
	Global Aircraft Leasing Co. Ltd.(f)(j) (PIK 7.250%, Cash 6.500%)
	91,273	6.500		09/15/24	82,944
	Huarong Finance 2019 Co. Ltd.
	310,000	2.500		02/24/23	305,350
	360,000	2.125		09/30/23	347,400
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	215,000	4.375		02/01/29	196,725
	JAB Holdings B.V.(f)
	250,000	2.200		11/23/30	223,080
	LD Holdings Group LLC(f)
	215,000	6.500		11/01/25	202,906
	185,000	6.125		04/01/28	163,725
	Midcap Financial Issuer Trust(f)
	200,000	6.500		05/01/28	188,250
	Mozart Debt Merger Sub, Inc.(f)
	260,000	3.875		04/01/29	240,500
	180,000	5.250		10/01/29	168,300
	Nationstar Mortgage Holdings, Inc.(f)
	295,000	5.500		08/15/28	281,077
	Navient Corp.
	455,000	5.000		03/15/27	434,525
	351,000	5.500		03/15/29	327,307
	NFP Corp.(f)
	662,000	6.875		08/15/28	632,210
	OneMain Finance Corp.
	164,000	4.000		09/15/30	144,730
	Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.(f)
	105,000	6.375		02/01/27	106,838
	United Wholesale Mortgage LLC(f)
	175,000	5.500		11/15/25	169,313
	340,000	5.500		04/15/29	301,325
	VistaJet Malta Finance PLC/XO Management Holding, Inc.(f)
	275,000	6.375		02/01/30	257,813

					6,419,121

Electrical(e) – 1.5%
	AES Panama Generation Holdings SRL
	400,000	4.375		05/31/30	377,000

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical(e) – (continued)
	American Electric Power Co., Inc.
	$25,000	2.300%		03/01/30	$22,720
	Calpine Corp.(f)
	415,000	3.750		03/01/31	371,425
	Pacific Gas & Electric Co.
	25,000	2.100		08/01/27	22,477
	50,000	2.500		02/01/31	43,022
	Pike Corp.(f)
	290,000	5.500		09/01/28	272,237
	Sempra Energy
	50,000	3.400		02/01/28	49,844
	Talen Energy Supply LLC(f)
	120,000	7.250		05/15/27	112,200
	The Southern Co.
	120,000	3.250		07/01/26	120,055
	Vistra Operations Co. LLC(f)
	50,000	3.550		07/15/24	49,555
	60,000	4.300		07/15/29	58,266

					1,498,801

Electrical Components & Equipment(e)(f) – 0.1%
	Energizer Holdings, Inc.
	75,000	6.500		12/31/27	74,156

Electronics(e)(f) – 0.2%
	Imola Merger Corp.
	245,000	4.750		05/15/29	234,587

Engineering & Construction(e) – 1.1%
	Aeropuerto Internacional de Tocumen SA(f)
	210,000	4.000		08/11/41	191,599
	200,000	5.125		08/11/61	182,350
	Arcosa, Inc.(f)
	125,000	4.375		04/15/29	117,813
	Cellnex Finance Co. SA
EUR	100,000	1.250		01/15/29	96,667
	IHS Netherlands Holdco B.V.
	$200,000	8.000		09/18/27	201,000
	Mexico City Airport Trust
	400,000	5.500		10/31/46	351,000

					1,140,429

Entertainment(e)(f) – 1.4%
	Allen Media LLC/Allen Media Co-Issuer, Inc.
	115,000	10.500		02/15/28	113,275
	Boyne USA, Inc.
	250,000	4.750		05/15/29	240,000
	Motion Bondco DAC
	400,000	6.625		11/15/27	376,000
	Penn National Gaming, Inc.
	281,000	4.125		07/01/29	250,792
	SeaWorld Parks & Entertainment, Inc.
	390,000	5.250		08/15/29	367,575

					1,347,642

Environmental(e)(f) – 0.7%
	GFL Environmental, Inc.
	441,000	4.000		08/01/28	404,066

Corporate Obligations – (continued)
Environmental(e)(f) – (continued)
	Waste Pro USA, Inc.
	349,000	5.500		02/15/26	328,060

					732,126

Food & Drug Retailing – 1.3%
	H-Food Holdings LLC/Hearthside Finance Co., Inc.(e)(f)
	230,000	8.500		06/01/26	220,225
	Kraft Heinz Foods Co.
	205,000	6.875		01/26/39	252,406
	101,000	5.500	(e)	06/01/50	115,645
	United Natural Foods, Inc.(e)(f)
	265,000	6.750		10/15/28	271,625
	US Foods, Inc.(e)(f)
	301,000	4.750		02/15/29	287,455
	135,000	4.625		06/01/30	124,538

					1,271,894

Healthcare Providers & Services(e) – 1.7%
	CAB SELAS(f)
EUR	150,000	3.375		02/01/28	157,533
	Chrome Holdco SASU(f)
	200,000	5.000		05/31/29	206,119
	CHS/Community Health Systems, Inc.(f)
	$245,000	5.250		05/15/30	235,812
	149,000	4.750		02/15/31	140,805
	DaVita, Inc.(f)
	387,000	3.750		02/15/31	338,625
	DENTSPLY SIRONA, Inc.
	50,000	3.250		06/01/30	48,181
	DH Europe Finance II S.a.r.l.
	50,000	2.600		11/15/29	47,636
	Laboratoire Eimer Selas(f)
EUR	100,000	5.000		02/01/29	102,828
	Lifepoint Health, Inc.(f)
	$260,000	5.375		01/15/29	244,400
	MEDNAX, Inc.(f)
	55,000	5.375		02/15/30	52,937
	Stryker Corp.
	50,000	1.950		06/15/30	44,856
	Tenet Healthcare Corp.(f)
	96,000	6.125		10/01/28	97,200

					1,716,932

Home Builders(e)(f) – 0.3%
	LGI Homes, Inc.
	315,000	4.000		07/15/29	276,806

Housewares(e) – 0.5%
	CD&R Smokey Buyer, Inc.(f)
	110,000	6.750		07/15/25	113,025
	Newell Brands, Inc.
	120,000	5.750		04/01/46	125,400
	SWF Escrow Issuer Corp.(f)
	260,000	6.500		10/01/29	222,300

					460,725

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance(e) – 1.4%
	Acrisure LLC/Acrisure Finance, Inc.(f)
	$60,000	10.125%		08/01/26	$64,275
	250,000	4.250		02/15/29	226,562
	210,000	6.000		08/01/29	192,150
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(f)
	119,000	6.750		10/15/27	117,215
	American International Group, Inc.
	175,000	4.200		04/01/28	182,082
	25,000	3.400		06/30/30	24,967
	AssuredPartners, Inc.(f)
	70,000	5.625		01/15/29	64,225
	BroadStreet Partners, Inc.(f)
	300,000	5.875		04/15/29	279,750
	Equitable Holdings, Inc.
	60,000	4.350		04/20/28	61,846
	HUB International Ltd.(f)
	212,000	7.000		05/01/26	213,855

					1,426,927

Internet(e) – 3.2%
	Adevinta ASA
EUR	100,000	3.000		11/15/27	107,933
	Arches Buyer, Inc.(f)
	$77,000	6.125		12/01/28	70,840
	Booking Holdings, Inc.
	72,000	4.625		04/13/30	78,191
	Endurance International Group Holdings, Inc.(f)
	574,000	6.000		02/15/29	494,357
	Expedia Group, Inc.
	100,000	4.500		08/15/24	102,478
	180,000	6.250	(f)	05/01/25	192,503
	167,000	4.625		08/01/27	173,800
	75,000	2.950		03/15/31	69,592
	Getty Images, Inc.(f)
	358,000	9.750		03/01/27	371,425
	Match Group Holdings II LLC(f)
	167,000	3.625		10/01/31	149,883
	Prosus NV
	400,000	3.680		01/21/30	352,500
EUR	120,000	2.031	(f)	08/03/32	107,196
	Twitter, Inc.(f)
	$295,000	5.000		03/01/30	292,787
	Uber Technologies, Inc.(f)
	426,000	4.500		08/15/29	399,375
	United Group B.V.(f)
EUR	175,000	4.625		08/15/28	180,543

					3,143,403

Iron/Steel(e) – 0.2%
	Metinvest B.V.
	$200,000	8.500		04/23/26	87,000
	Vale Overseas Ltd.
	60,000	3.750		07/08/30	57,692

					144,692

Leisure Time(e)(f) – 0.4%
	NCL Corp. Ltd.
	275,000	3.625		12/15/24	259,187

Corporate Obligations – (continued)
Leisure Time(e)(f) – (continued)
	TUI Cruises GmbH
EUR	125,000	6.500%		05/15/26	$130,875

					390,062

Lodging(e) – 0.7%
	Fortune Star BVI Ltd.
	$400,000	6.750		07/02/23	390,200
	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(f)
	230,000	5.000		06/01/29	219,650
	Marriott Ownership Resorts, Inc.(f)
	60,000	4.500		06/15/29	56,550

					666,400

Machinery – Construction & Mining(e)(f) – 0.2%
	Vertiv Group Corp.
	244,000	4.125		11/15/28	221,125

Machinery-Diversified(e) – 1.2%
	Husky III Holding Ltd.(f)(j) (PIK 13.750%, Cash 13.000%)
	30,000	13.000		02/15/25	31,200
	Otis Worldwide Corp.
	325,000	2.565		02/15/30	303,725
	Titan Acquisition Ltd./Titan Co-Borrower LLC(f)
	401,000	7.750		04/15/26	398,494
	TK Elevator Holdco GmbH(f)
	456,000	7.625		07/15/28	455,430

					1,188,849

Media – 4.3%
	Altice Financing SA(e)(f)
	200,000	5.000		01/15/28	179,000
	CCO Holdings LLC/CCO Holdings Capital Corp.(e)(f)
	375,000	4.750		02/01/32	348,750
	Charter Communications Operating LLC/Charter Communications Operating Capital(e)
	975,000	4.908		07/23/25	1,009,583
	225,000	3.750		02/15/28	222,975
	Comcast Corp.(e)
	100,000	4.150		10/15/28	105,113
	200,000	4.250		10/15/30	213,256
	CSC Holdings LLC(e)(f)
	200,000	5.000		11/15/31	167,000
	DIRECTV Financing LLC/Directv Financing Co, Inc.(e)(f)
	485,000	5.875		08/15/27	476,512
	DISH DBS Corp.
	133,000	7.750		07/01/26	132,003
	135,000	5.250	(e)(f)	12/01/26	128,588
	180,000	7.375	(e)	07/01/28	170,550
	200,000	5.125		06/01/29	169,000
	Gray Television, Inc.(e)(f)
	245,000	7.000		05/15/27	254,800
	Scripps Escrow II, Inc.(e)(f)
	130,000	5.375		01/15/31	124,475
	Scripps Escrow, Inc.(e)(f)
	115,000	5.875		07/15/27	115,288
	Townsquare Media, Inc.(e)(f)
	210,000	6.875		02/01/26	215,512

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
	Urban One, Inc.(e)(f)
	$185,000	7.375%		02/01/28	$185,925
	Ziggo Bond Co. B.V.(e)(f)
EUR	100,000	3.375		02/28/30	97,581

					4,315,911

Mining(e) – 0.5%
	AngloGold Ashanti Holdings PLC
	$370,000	3.750		10/01/30	344,396
	Glencore Funding LLC(f)
	100,000	1.625		04/27/26	92,459
	Teck Resources Ltd.
	25,000	3.900		07/15/30	24,959

					461,814

Miscellaneous Manufacturing – 1.0%
	General Electric Co.
	125,000	5.875		01/14/38	150,288
	(3M USD LIBOR + 3.330%)
	742,000	4.156	(b)(e)	12/31/99	713,663
	Hillenbrand, Inc.(e)
	154,000	3.750		03/01/31	140,910

					1,004,861

Multi-National(e)(f) – 0.5%
	Banque Ouest Africaine de Developpement
EUR	480,000	2.750		01/22/33	492,417

Oil Field Services – 3.0%
	Cenovus Energy, Inc.
	$45,000	5.375	(e)	07/15/25	47,491
	85,000	6.750		11/15/39	105,352
	Civitas Resources, Inc(e)(f)
	105,000	5.000		10/15/26	103,950
	Devon Energy Corp.(e)
	55,000	5.850		12/15/25	59,565
	Leviathan Bond Ltd.(e)(f)
	340,000	6.500		06/30/27	347,289
	Marathon Petroleum Corp.(e)
	50,000	3.800		04/01/28	50,350
	MEG Energy Corp.(e)(f)
	140,000	5.875		02/01/29	141,925
	Nabors Industries, Inc.(e)(f)
	322,000	9.000		02/01/25	334,075
	85,000	7.375		05/15/27	87,975
	Noble Finance Co.(e)(j) (PIK 15.000%, Cash 11.000%)
	36,761	11.000		02/15/28	41,080
	Occidental Petroleum Corp.(e)
	200,000	5.550		03/15/26	212,500
	Range Resources Corp.(e)(f)
	75,000	4.750		02/15/30	74,063
	Southwestern Energy Co.(e)
	115,000	4.750		02/01/32	114,712
	TechnipFMC PLC(e)(f)
	210,000	6.500		02/01/26	217,612
	Transocean Poseidon Ltd.(e)(f)
	75,000	6.875		02/01/27	74,250

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Transocean, Inc.(e)(f)
	479,000	11.500		01/30/27	498,160
	USA Compression Partners LP/USA Compression Finance Corp.(e)
	473,000	6.875		04/01/26	476,547

					2,986,896

Packaging – 1.2%
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(e)
EUR	239,000	3.000		09/01/29	235,617
	Berry Global, Inc.(e)
	$75,000	1.570		01/15/26	69,998
	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC(e)(f)
	228,000	6.000		09/15/28	224,865
	Kleopatra Finco S.a.r.l.(e)(f)
EUR	100,000	4.250		03/01/26	98,417
	Kleopatra Holdings 2 SCA(e)(f)
	100,000	6.500		09/01/26	82,772
	Pactiv Evergreen Group Issuer. Inc,/Pactiv Evergreen Group Issuer LLC(e)(f)
	$88,000	4.000		10/15/27	81,510
	Pactiv LLC
	285,000	8.375		04/15/27	292,125
	Sealed Air Corp.(f)
	113,000	6.875		07/15/33	127,690

					1,212,994

Pharmaceuticals(e) – 2.0%
	AbbVie, Inc.
	225,000	3.200		11/21/29	222,325
	AdaptHealth LLC(f)
	65,000	6.125		08/01/28	64,512
	120,000	4.625		08/01/29	108,900
	80,000	5.125		03/01/30	74,200
	Bausch Health Cos., Inc.(f)
	175,000	6.125		02/01/27	175,656
	Becton Dickinson & Co.
	175,000	3.700		06/06/27	177,618
	25,000	2.823		05/20/30	23,778
	Cigna Corp.
	400,000	2.400		03/15/30	370,300
	CVS Health Corp.
	100,000	3.250		08/15/29	98,907
	100,000	3.750		04/01/30	101,733
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(f)
	643,000	4.875		06/01/29	559,410
	Zoetis, Inc.
	50,000	2.000		05/15/30	44,916

					2,022,255

Pipelines(e) – 3.4%
	CNX Midstream Partners LP(f)
	95,000	4.750		04/15/30	89,063
	CQP Holdco LP/BIP-V Chinook Holdco LLC(f)
	360,000	5.500		06/15/31	353,700

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines(e) – (continued)
	Energy Transfer LP
	$60,000	4.050%		03/15/25	$60,766
	175,000	5.250		04/15/29	187,541
	Global Partners LP/GLP Finance Corp.
	345,000	6.875		01/15/29	340,687
	Howard Midstream Energy Partners LLC(f)
	125,000	6.750		01/15/27	122,500
	ITT Holdings LLC(f)
	260,000	6.500		08/01/29	238,550
	MPLX LP
	135,000	4.000		03/15/28	137,091
	75,000	2.650		08/15/30	68,877
	New Fortress Energy, Inc.(f)
	165,000	6.750		09/15/25	165,000
	NGL Energy Operating LLC/NGL Energy Finance Corp.(f)
	260,000	7.500		02/01/26	255,450
	NuStar Logistics LP
	185,000	6.375		10/01/30	186,850
	ONEOK, Inc.
	50,000	6.350		01/15/31	57,887
	Plains All American Pipeline LP/PAA Finance Corp.
	150,000	3.800		09/15/30	146,874
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
	265,000	5.750		04/15/25	212,000
	269,000	8.500	(f)	10/15/26	257,567
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(f)
	50,000	6.000		12/31/30	48,500
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
	160,000	4.875		02/01/31	161,600
	262,000	4.000		01/15/32	251,520

					3,342,023

Real Estate(e) – 0.4%
	NE Property B.V.
EUR	200,000	3.375		07/14/27	219,038
	Realogy Group LLC/Realogy Co-Issuer Corp.(f)
	$96,000	5.750		01/15/29	90,480
	Samhallsbyggnadsbolaget i Norden AB(b)(-1X 5 Year EUR Swap + 3.227%)
EUR	100,000	2.625		12/31/99	92,856

					402,374

Real Estate Investment Trust(e) – 1.2%
	Agree LP
	$25,000	2.900		10/01/30	23,341
	Crown Castle International Corp.
	175,000	4.450		02/15/26	180,360
	150,000	3.300		07/01/30	143,575
	Duke Realty LP
	25,000	1.750		07/01/30	21,797
	Iron Mountain Information Management Services, Inc.(f)
	245,000	5.000		07/15/32	230,300
	Realty Income Corp.
	55,000	4.875		06/01/26	58,031
	25,000	3.400		01/15/28	24,953

Corporate Obligations – (continued)
Real Estate Investment Trust(e) – (continued)
	Realty Income Corp. – (continued)
	50,000	2.850		12/15/32	47,237
	Regency Centers LP
	60,000	2.950		09/15/29	57,233
	Spirit Realty LP
	60,000	4.000		07/15/29	60,663
	Trust Fibra Uno
	200,000	4.869		01/15/30	196,162
	WP Carey, Inc.
	75,000	4.250		10/01/26	77,465
	60,000	3.850		07/15/29	60,691
	25,000	2.400		02/01/31	22,533

					1,204,341

Retailing(e) – 3.8%
	1011778 BC ULC/New Red Finance, Inc.(f)
	237,000	4.000		10/15/30	214,189
	Asbury Automotive Group, Inc.(f)
	117,000	4.625		11/15/29	108,956
	65,000	5.000		02/15/32	60,369
	Carvana Co.(f)
	90,000	5.500		04/15/27	81,000
	345,000	4.875		09/01/29	288,075
	Dollar Tree, Inc.
	75,000	4.000		05/15/25	76,823
	eG Global Finance PLC
EUR	250,000	4.375		02/07/25	269,015
	Foundation Building Materials, Inc.(f)
	$95,000	6.000		03/01/29	85,619
	Group 1 Automotive, Inc.(f)
	70,000	4.000		08/15/28	65,013
	GYP Holdings III Corp.(f)
	115,000	4.625		05/01/29	106,542
	IRB Holding Corp.(f)
	343,000	6.750		02/15/26	348,145
	Ken Garff Automotive LLC(f)
	190,000	4.875		09/15/28	179,312
	LCM Investments Holdings II LLC(f)
	535,000	4.875		05/01/29	504,237
	Lowe’s Cos., Inc.
	225,000	1.700		10/15/30	196,558
	Penske Automotive Group, Inc.
	189,000	3.750		06/15/29	168,683
	Sonic Automotive, Inc.(f)
	82,000	4.625		11/15/29	73,800
	95,000	4.875		11/15/31	84,313
	Specialty Building Products Holdings LLC/SBP Finance Corp.(f)
	215,000	6.375		09/30/26	217,150
	SRS Distribution, Inc.(f)
	100,000	6.125		07/01/29	92,750
	270,000	6.000		12/01/29	250,087
	Suburban Propane Partners LP/Suburban Energy Finance Corp.(f)
	210,000	5.000		06/01/31	196,875
	Tractor Supply Co.
	75,000	1.750		11/01/30	64,463
	Yum! Brands, Inc.(f)
	2,000	7.750		04/01/25	2,077

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Retailing(e) – (continued)
	Yum! Brands, Inc.(f) – (continued)
	$88,000	4.750%	01/15/30	$86,240

				3,820,291

Semiconductors(e)(f) – 1.1%
	Broadcom, Inc.
	87,000	3.469	04/15/34	80,576
	423,000	3.137	11/15/35	372,934
	400,000	3.187	11/15/36	351,492
	NXP B.V./NXP Funding LLC/NXP USA, Inc.
	165,000	3.875	06/18/26	165,703
	100,000	3.400	05/01/30	97,316

				1,068,021

Software(e) – 2.0%
	Brunello Bidco SpA(f)
EUR	350,000	3.500	02/15/28	365,772
	Castle US Holding Corp.(f)
	$277,000	9.500	02/15/28	273,884
	Clarivate Science Holdings Corp.(f)
	385,000	3.875	07/01/28	364,787
	204,000	4.875	07/01/29	191,760
	Elastic NV(f)
	160,000	4.125	07/15/29	148,400
	Minerva Merger Sub, Inc.(f)
	370,000	6.500	02/15/30	358,900
	Playtika Holding Corp.(f)
	213,000	4.250	03/15/29	196,759
	ServiceNow, Inc.
	125,000	1.400	09/01/30	106,226

				2,006,488

Telecommunication Services – 3.0%
	Altice France SA(e)(f)
EUR	100,000	2.125	02/15/25	105,481
	$374,000	5.500	10/15/29	334,730
	AT&T, Inc.(e)
	300,000	2.300	06/01/27	286,305
	75,000	1.650	02/01/28	68,313
	75,000	2.750	06/01/31	70,253
	202,000	2.550	12/01/33	179,691
	175,000	4.900	08/15/37	190,848
	25,000	5.150	11/15/46	28,516
	25,000	3.650	06/01/51	22,774
	25,000	3.500	09/15/53	22,104
	Bharti Airtel Ltd.(e)(f)
	360,000	3.250	06/03/31	331,132
	Frontier Communications Holdings LLC(e)(f)
	83,000	5.000	05/01/28	79,473
	Intelsat Jackson Holdings SA(c)
	450,000	5.500	08/01/23
	Sprint Capital Corp.
	125,000	8.750	03/15/32	168,125
	T-Mobile USA, Inc.(e)
	150,000	3.750	04/15/27	151,084
	250,000	2.050	02/15/28	229,055
	200,000	3.875	04/15/30	200,840

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Verizon Communications, Inc.
	275,000	4.329	09/21/28	290,271
	275,000	3.150 (e)	03/22/30	270,245

				3,029,240

Transportation – 0.8%
	Cargo Aircraft Management, Inc.(e)(f)
	80,000	4.750	02/01/28	77,600
	MV24 Capital B.V.
	722,456	6.748	06/01/34	701,505
	XPO Logistics, Inc.(e)(f)
	3,000	6.250	05/01/25	3,090

				782,195

Trucking & Leasing(e)(f) – 0.3%
	Fortress Transportation & Infrastructure Investors LLC
	350,000	5.500	05/01/28	318,062

	TOTAL CORPORATE OBLIGATIONS
	(Cost $74,720,061)			$70,064,629

Mortgage-Backed Obligations – 2.5%
Collateralized Mortgage Obligations(k) – 0.4%
Interest Only – 0.4%
	GNMA REMIC Series 2018-124, Class SN(b) (-1x 1M USD LIBOR + 6.200%)
	$182,377	5.751%	09/20/48	$25,049
	GNMA REMIC Series 2019-110, Class PS(b) (-1X 1M USD LIBOR + 6.050%)
	452,643	5.601	09/20/49	69,293
	GNMA REMIC Series 2019-153, Class EI
	572,802	4.000	12/20/49	85,381
	GNMA REMIC Series 2020-146, Class KI
	703,145	2.500	10/20/50	85,742
	GNMA REMIC Series 2020-173, Class AI
	528,130	2.500	11/20/50	56,632
	GNMA REMIC Series 2020-21, Class SA(b) (-1x 1M USD LIBOR + 6.050%)
	222,433	5.601	02/20/50	33,455
	GNMA REMIC Series 2020-55, Class AS(b) (-1x 1M USD LIBOR + 6.050%)
	335,754	5.601	04/20/50	50,126
	GNMA REMIC Series 2020-61, Class GI
	209,842	5.000	05/20/50	29,028
	GNMA REMIC Series 2020-7, Class GI
	86,609	4.000	01/20/50	11,031

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$445,737

Federal Agencies(l) – 2.1%
GNMA – 1.0%
	$1,000,000	4.500%	TBA-30yr	$1,034,641

UMBS, 30 Year, Single Family – 1.1%
	1,000,000	5.000	TBA-30yr	1,051,334

	TOTAL FEDERAL AGENCIES			$2,085,975

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $2,496,164)			$2,531,712

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities(b)(f) – 3.0%
Collateralized Loan Obligations – 3.0%
	Bain Capital Credit CLO Series 2019-1A, Class DR (3M USD LIBOR + 3.450%)
	$175,000	3.698%		04/19/34	$174,633
	Cathedral Lake VII Ltd. Series 2021-7RA, Class D (3M USD LIBOR + 4.280%)
	200,000	4.521		01/15/32	191,664
	Cedar Funding XII CLO Ltd. Series 2020-12A, Class DR (3M USD LIBOR + 3.150%)
	600,000	3.408		10/25/34	585,525
	Madison Park Funding XXI Ltd. Series 2016-21A, Class C1RR (3M USD LIBOR + 3.250%)
	600,000	3.491		10/15/32	587,117
	Neuberger Berman Loan Advisers CLO 31, Ltd. Series 2019-31A, Class DR (3M USD LIBOR + 3.250%)
	600,000	3.504		04/20/31	594,204
	THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (3M USD LIBOR + 3.720%)
	600,000	3.961		04/18/36	584,355
	Tikehau US CLO I Ltd. Series 2021-1A, Class E (3M USD LIBOR + 6.910%)
	300,000	7.126		01/18/35	277,501

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,054,000)				$2,994,999

Foreign Debt Obligations – 10.3%
Sovereign – 10.3%
	Benin Government International Bond(f)
EUR	260,000	4.875%		01/19/32	$250,917
	Dominican Republic
	$640,000	5.500		01/27/25	656,800
	200,000	5.950		01/25/27	201,500
	240,000	4.875	(f)	09/23/32	217,470
	Finance Department Government of Sharjah(f)
	200,000	4.000		07/28/50	161,225
	Jamaica Government International Bond
	400,000	7.875		07/28/45	514,450
	Kingdom of Bahrain(f)
	200,000	7.375		05/14/30	216,725
	Pakistan Water & Power Development Authority
	200,000	7.500		06/04/31	129,522
	Perusahaan Penerbit SBSN Indonesia III
	550,000	4.150		03/29/27	579,150
	Republic of Abu Dhabi(f)
	200,000	3.875		04/16/50	208,750
	Republic of Angola(f)
	200,000	8.250		05/09/28	203,500
	Republic of Argentina(e)
	13,920	1.000		07/09/29	4,754
	455,900	0.500	(m)	07/09/30	152,726
	Republic of Armenia(f)
	330,000	3.600		02/02/31	260,659
	Republic of Belarus Ministry of Finance(f)
	200,000	5.875		02/24/26	30,000

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic Of Cameroon(f)
EUR	220,000	5.950		07/07/32	213,562
	Republic of Colombia(e)
	$200,000	4.125		05/15/51	150,975
	Republic of Ecuador(f)
	34,036	0.000	(i)	07/31/30	18,833
	40,000	5.000	(m)	07/31/30	33,332
	46,400	0.500	(m)	07/31/40	26,457
	Republic of Egypt
EUR	180,000	4.750		04/11/25	189,169
	200,000	4.750		04/16/26	203,550
	200,000	5.625		04/16/30	186,403
	$200,000	8.875	(f)	05/29/50	172,500
	Republic of Gabon(e)(f)
	200,000	7.000		11/24/31	190,250
	Republic of Indonesia
EUR	100,000	1.100		03/12/33	96,382
	Republic of Ivory Coast(f)
	500,000	4.875		01/30/32	485,816
	Republic of Lebanon(g)
	$10,000	6.200		02/26/25	1,177
	10,000	6.750		11/29/27	1,177
	20,000	6.850		05/25/29	2,323
	110,000	6.650		02/26/30	12,843
	10,000	8.250		05/17/34	1,114
	Republic of Morocco(f)
	310,000	3.000		12/15/32	267,375
	Republic of Nigeria
	400,000	7.625		11/21/25	413,500
	Republic of Oman(f)
	320,000	6.250		01/25/31	337,600
	Republic of Pakistan(f)
	250,000	6.000		04/08/26	195,027
	Republic of Paraguay
	200,000	4.700		03/27/27	208,100
	200,000	4.950	(e)	04/28/31	209,412
	Republic of Peru(e)
	400,000	2.783		01/23/31	377,325
	Republic of Romania
EUR	290,000	2.875		03/11/29	311,990
	30,000	2.625	(f)	12/02/40	25,264
	Republic of Senegal(f)
	200,000	5.375		06/08/37	184,744
	Republic of Turkey
	$200,000	6.125		10/24/28	181,600
	200,000	7.625		04/26/29	194,975
	200,000	6.500		09/20/33	174,412
	200,000	4.875		04/16/43	141,662
	Republic of Uzbekistan(f)
	200,000	3.700		11/25/30	178,000
	Russian Federation Bond
	200,000	4.750		05/27/26	44,000
	Ukraine Government Bond
	190,000	7.750		09/01/23	95,000
	200,000	7.750		09/01/24	85,500
	200,000	7.750		09/01/26	84,000

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
United Mexican States(e)
$200,000	2.659%	05/24/31	$182,200
603,000	3.500	02/12/34	560,790

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $12,111,520)			$10,226,487

Shares	Description	Value

Common Stocks(g) – 0.3%
Communications Equipment – 0.1%
Intelsat Emergence SA
4,207		$122,529

Energy Equipment & Services – 0.1%
Nabors Industries Ltd.
691		105,529

Oil, Gas & Consumable Fuels – 0.1%
Summit Midstream Partners LP
6,420		95,530

TOTAL COMMON STOCKS
(Cost $446,609)		$323,588

U.S. Treasury Obligation – 1.3%
United States Treasury Notes
1,330,000	2.375%	03/31/29	$1,326,259
(Cost $1,319,473)

Rights(g) – 0.0%
Intelsat Jackson Holdings SA
440	0.000%	05/12/25	$1,870
440	0.000	05/12/25	1,760

TOTAL RIGHTS
(Cost $–)			$3,630

Shares	Dividend Rate	Value

Investment Company(n) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,658,582	0.253%	$2,658,582
(Cost $2,658,582)

TOTAL INVESTMENTS – 99.9%
(Cost $106,300,237)		$99,515,564

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		76,370

NET ASSETS – 100.0%		$99,591,934

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Security is currently in default and/or non-income producing.

(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2022.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Pay-in-kind securities.

(k)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(l)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

sales contracts, if any) amounts to $2,085,975 which represents approximately 2.1% of the Fund’s net assets as of March 31, 2022.

(m)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2022.

(n)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CP	—Commercial Paper
EURO	—Euro Offered Rate
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS – At March 31, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Holley Purchaser, Inc., due 11/17/28	$25,000	$24,646	$(354)
Trident TPI Holdings, Inc., due 09/15/28	8,087	7,972	(115)

TOTAL	$33,087	$32,618	$(469)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	EUR	262,390	USD	289,258	05/05/22	$1,334
	USD	6,455,174	EUR	5,645,645	05/05/22	202,741

TOTAL						$204,075

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	33	06/30/22	$6,993,422	$(21,289)
5 Year U.S. Treasury Notes	55	06/30/22	6,307,812	(138,935)

Total				$(160,224)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(5)	06/21/22	(885,625)	21,943
10 Year U.S. Treasury Notes	(6)	06/21/22	(737,250)	(529)
10 Year U.S. Treasury Notes	(28)	06/21/22	(3,793,125)	52,885
20 Year U.S. Treasury Bonds	(5)	06/21/22	(750,312)	13,897

Total				$88,196

TOTAL FUTURES CONTRACTS				$(72,028)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
(0.250)%	6M EURO	03/16/25	EUR	710	$23,772	$1,363	$22,409
(0.250)	6M EURO	03/16/26		190	9,487	1,044	8,443
(0.250)	6M EURO	03/16/27		640	42,129	5,688	36,441
0.000	6M EURO	03/16/29		460	36,633	(221)	36,854
0.250	6M EURO	03/16/32		1,420	140,001	(17,772)	157,773
0.500	6M EURO	03/16/52	EUR	20	2,952	(1,732)	4,684

TOTAL					$254,974	$(11,630)	$266,604

(a)	Payments made annually.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Transocean, Inc., 8.000%, 02/01/2027	(1.000)%	4.714%	12/20/22	$60	$1,576	$3,554	$(1,978)

Protection Sold:
CDX.NA.HY Index 34	5.000	3.038	06/20/25	46	2,732	(1,176)	3,908
CDX.NA.IG Index 28	1.000	0.224	06/20/22	625	1,293	947	346
CDX.NA.IG Index 33	1.000	0.495	12/20/24	1,950	26,759	24,218	2,541
CDX.NA.IG Index 34	1.000	0.554	06/20/25	15,350	217,670	122,608	95,062

TOTAL					$250,030	$150,151	$99,879

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.HY Index 34	—CDX North America High Yield Index 34
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Secured Debt Obligations – 37.4%
Bank Loans(a) – 23.1%
Aerospace & Defense(b) – 0.8%
	ADS Tactical, Inc. (B+/B3) (3M LIBOR + 5.750%)
	$619,905	6.750%		03/19/26	$587,875
	TransDigm, Inc. (B+/Ba3) (1M LIBOR + 2.250%)
	584,017	2.707		12/09/25	573,797

					1,161,672

Airlines(b) – 0.4%
	Air Canada (BB-/Ba2) (3M LIBOR + 3.500%)
	200,000	4.250		08/11/28	197,916
	United Airlines, Inc. (BB-/Ba1) (3M LIBOR + 3.750%)
	396,000	4.500		04/21/28	390,721

					588,637

Automotive(b) – 1.2%
	First Brands Group LLC (B/B1) (3M LIBOR + 5.000%)
	564,617	6.000		03/30/27	558,971
	Holley Purchaser, Inc. (NR/NR)
	(3M LIBOR + 3.750%)
	298,500	4.500		11/17/28	294,270
	(3M LIBOR + 3.750%)
	14,925	4.576		11/17/28	14,714
	Mavis Tire Express Services Corp. (B-/B2) (1M LIBOR + 4.000%)
	198,500	4.750		05/04/28	196,983
	Truck Hero, Inc. (B-/B2) (1M LIBOR + 3.250%)
	297,000	4.000		01/31/28	287,347
	Wheel Pros, LLC (B-/B2) (1M LIBOR + 4.500%)
	447,750	5.250		05/11/28	425,994

					1,778,279

Building & Construction(b) – 0.5%
	DG Investment Intermediate Holdings 2, Inc. (B/B2)
	(1M LIBOR + 3.500%)
	185,108	4.250		03/31/28	183,025
	(1M LIBOR + 3.750%)
	38,961	4.250		03/31/28	38,523
	Energize HoldCo LLC (NR/NR) (3M LIBOR + 3.750%)
	300,000	4.250		12/08/28	294,750
	Energize HoldCo. LLC (CCC+/Caa2)(c) (1M LIBOR + 6.750%)
	100,000	7.250		12/07/29	98,750
	KKR Apple Bidco LLC (NR/NR) (1M LIBOR + 5.750%)
	25,000	6.250		09/21/29	24,797

					639,845

Building Materials(b) – 0.3%
	CP Atlas Buyer, Inc. (B-/B2) (1M LIBOR + 3.750%)
	298,034	4.250		11/23/27	289,141
	LBM Acquisition LLC (B-/B3) (1M SOFR + 3.750%)
	560	4.500		12/17/27	558
	Potters Industries LLC (B/B2) (3M LIBOR + 4.000%)
	188,100	4.750		06/30/22	187,160

					476,859

Secured Debt Obligations – (continued)
Capital Goods-Others(b) – 0.5%
	Engineered Machinery Holdings, Inc. (NR/B1) (3M EURIBOR + 3.750%)
EUR	124,375	3.750		05/21/28	134,417
	Engineered Machinery Holdings, Inc. (B-/B1) (3M LIBOR + 3.750%)
	$248,859	4.756		05/19/28	245,057
	Rough Country LLC (NR/NR)
	(3M LIBOR + 3.500%)
	246,875	4.506		07/28/28	243,024
	(3M LIBOR + 6.500%)
	100,000	7.506		07/26/29	99,000

					721,498

Chemicals(b) – 0.6%
	Consolidated Energy Finance SA (B+/B1)(c)(6M LIBOR + 2.500%)
	168,709	2.964		05/07/25	162,383
	Illuminate Buyer LLC (B+/B1) (1M LIBOR + 3.500%)
	675,784	3.957		06/30/27	652,557

					814,940

Coal(b) – 0.3%
	Oxbow Carbon LLC (BB-/B1) (1M LIBOR + 4.250%)
	396,090	5.000		10/17/25	392,129

Commercial Services – 1.9%
	Allied Universal Holdco LLC (B/B2)(b) (1M LIBOR + 3.750%)
	668,715	4.250		05/12/28	657,607
	Amentum Government Services Holdings LLC (NR/NR)(b) (3M SOFR + 4.000%)
	347,375	4.777		01/29/27	347,375
	Anticimex International AB (NR/NR)
	250,000	0.000	(d)	11/16/28	245,703
	(3M LIBOR + 4.000%)
	49,875	4.508	(b)	11/16/28	49,376
	CoreLogic, Inc. (B/B1)(b) (1M LIBOR + 3.500%)
	373,125	4.000		06/02/28	368,230
	DiversiTech Holdings, Inc. (NR/NR)(b) (3M LIBOR + 3.750%)
	186,429	4.756		06/30/22	183,632
	Garda World Security Corp. (NR/B2)(b) (1M LIBOR + 4.250%)
	382,008	4.710		10/30/26	376,962
	Holding Socotec (NR/NR)(b)
	(3M EURIBOR + 3.750%)
EUR	100,000	3.750		06/30/22	109,035
	(3M LIBOR + 4.250%)
	$275,000	5.000		06/30/22	272,937
	Icebox Holdco III, Inc. (NR/NR)(b) (3M LIBOR + 6.750%)
	50,000	7.250		12/22/29	48,875
	Vaco Holdings, LLC (NR/NR)(b) (3M SOFR + 5.000%)
	124,688	5.750		01/21/29	123,649

					2,783,381

Consumer Cyclical Services(b) – 0.3%
	Arcis Golf LLC (NR/NR) (1M LIBOR + 4.250%)
	149,625	4.750		11/24/28	149,064
	The Hertz Corp. (BB+/Ba3)
	(1M LIBOR + 3.250%)
	55,334	3.750		04/29/22	54,834

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Consumer Cyclical Services(b) – (continued)
The Hertz Corp. (BB+/Ba3) – (continued)
(1M LIBOR + 3.250%)
$290,879	3.707%	06/30/28	$288,253

			492,151

Consumer Products(b) – 0.2%
Springs Windows Fashions LLC (B-/B2) (1M LIBOR + 4.000%)
300,000	4.750	10/06/28	290,499

Diversified Financial services(b) – 0.4%
DRW Holdings LLC (BB-/Ba3) (1M LIBOR + 3.750%)
321,750	4.207	03/01/28	318,533
Edelman Financial Center LLC (NR/B2) (1M LIBOR + 3.500%)
297,750	4.250	04/07/28	293,986

			612,519

Diversified Manufacturing – 1.3%
Apex Tool Group, LLC (B-/B1)(b) (1M SOFR + 5.250%)
603,315	5.750	02/08/29	586,724
SPX Flow, Inc. (NR/NR)(d) (1M SOFR + 4.500%)
250,000	5.000	04/29/22	243,333
Vertical US Newco, Inc. (B+/B1)(b) (6M LIBOR + 3.500%)
987,862	4.019	07/30/27	977,371
Victory Buyer LLC (B-/B2)(b) (3M LIBOR + 3.750%)
100,000	4.250	11/19/28	98,625

			1,906,053

Food & Beverage(b) – 0.2%
Chobani LLC (B-/B1) (1M LIBOR + 3.500%)
246,250	4.500	10/25/27	241,633

Health Care(b) – 1.5%
Bausch Health Cos., Inc. (BB/Ba2) (1M LIBOR + 3.000%)
234,901	3.457	06/02/25	232,747
Jazz Financing Lux S.a.r.l. (BB-/Ba2) (1M LIBOR + 3.500%)
794,498	4.000	05/05/28	790,827
Lonza Group AG (NR/NR) (3M LIBOR + 4.000%)
125,313	5.006	06/30/22	121,621
Medline Borrower, LP (B+/B1) (1M LIBOR + 3.250%)
350,000	3.750	10/23/28	346,325
Onex TSG Intermediate Corp. (B/B2) (1M LIBOR + 4.750%)
297,750	5.500	02/28/28	294,772
RegionalCare Hospital Partners Holdings, Inc. (B/B1) (1M LIBOR + 3.750%)
300,000	4.197	11/16/25	297,906

			2,084,198

Home Construction(b) – 0.2%
Packers Holdings LLC (B-/B2) (3M LIBOR + 3.250%)
123,765	4.000	03/09/28	121,754
SRS Distribution, Inc. (NR/NR) (3M SOFR + 3.500%)
125,000	4.000	06/02/28	123,243

			244,997

Insurance(b) – 0.2%
Acrisure LLC (B/B2) (1M LIBOR + 3.500%)
348,223	3.957	02/15/27	342,711

Secured Debt Obligations – (continued)
Media – Cable(b) – 0.4%
DirecTV Financing LLC (BB/Ba3) (1M LIBOR + 5.000%)
568,225	5.750	08/02/27	566,969

Media – Non Cable(b) – 1.3%
Allen Media LLC (NR/Ba3) (3M LIBOR + 5.500%)
640,167	6.301	02/10/27	633,926
CMG Media Corp. (B+/B1) (1M LIBOR + 3.500%)
339,688	3.957	12/17/26	334,113
iHeartCommunications, Inc. (BB-/B1)
(1M LIBOR + 3.000%)
142,962	3.457	05/01/26	141,908
(1M LIBOR + 3.250%)
289,770	3.750	05/01/26	287,780
Taboola.com Ltd (NR/NR) (3M LIBOR + 4.000%)
398,000	4.500	09/01/28	395,015

			1,792,742

Metals & Mining(b) – 0.2%
Grinding Media, Inc. (B/B2) (3M LIBOR + 4.000%)
273,625	4.796	10/12/28	270,547

Oil Field Service(b) – 0.4%
Apergy Corp. (BBB-/Ba2) (3M LIBOR + 5.000%)
576,747	6.000	06/03/27	577,710

Packaging – 2.5%
Charter NEX US, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
321,742	4.500	12/01/27	319,731
Clydesdale Acquisition Holdings, Inc. (NR/NR)(d)
650,000	0.000	03/30/29	639,164
Flex Acquisition Co., Inc. (B/B2)(b) (3M LIBOR + 3.500%)
532,380	4.000	03/02/28	531,007
Klockner-Pentaplast of America, Inc. (NR/B2)(b)(6M LIBOR + 4.750%)
346,500	5.554	02/12/26	314,667
LABL, Inc. (B-/B2)(b) (1M LIBOR + 5.000%)
399,000	5.500	10/29/28	393,087
Pro Mach Group, Inc. (B-/B1)(b) (3M LIBOR + 4.000%)
210,018	5.000	08/31/28	208,855
Reynolds Group Holdings, Inc. (B+/B1)(b) (1M LIBOR + 3.500%)
223,875	4.000	09/20/28	217,830
TricorBraun Holdings, Inc. (B-/B2)(b) (1M LIBOR + 3.250%)
397,292	3.750	03/03/28	386,752
Trident TPI Holdings, Inc. (B-/B2)(b) (3M LIBOR + 3.250%)
504,793	4.256	10/17/24	498,246

			3,509,339

Pharmaceuticals(b) – 0.2%
Gainwell Acquisition Corp. (B+/B2) (3M LIBOR + 4.000%)
296,250	5.006	10/01/27	295,509

Pipelines(b) – 0.7%
AL NGPL Holdings LLC (B+/Ba3) (3M LIBOR + 3.750%)
358,303	4.750	04/14/28	355,842
Centurion Pipeline Co. LLC (BB/B1) (1M LIBOR + 4.000%)
167,875	4.457	09/28/25	164,937
CQP Holdco LP (NR/NR) (3M LIBOR + 3.750%)
397,000	4.756	06/05/28	394,582

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Pipelines(b) – (continued)
Freeport LNG Investments, LLLP (B+/B1) (3M LIBOR + 3.500%)
$125,000	4.000%	12/21/28	$123,974

			1,039,335

Restaurant(b) – 0.2%
IRB Holding Corp. (B+/B2) (3M LIBOR + 2.750%)
296,907	3.750	06/30/22	294,309

Retailers(b) – 0.3%
BCPE Empire Holdings, Inc. (NR/B2) (1M LIBOR + 4.000%)
424,684	4.500	06/11/26	418,314

Retailing(b) – 0.2%
New Era Cap LLC (BB-/B2)(6M LIBOR + 6.000%)
275,000	6.750	07/13/27	272,250

Technology(b) – 0.4%
Ingram Micro, Inc. (BB-/B1) (3M LIBOR + 3.500%)
372,188	4.506	06/30/28	368,558
Syndigo LLC (B-/B2)(6M LIBOR + 4.50%)
222,750	5.250	12/15/27	219,409

			587,967

Technology – Software(b) – 4.0%
Ahead Data Blue LLC (NR/B1) (3M LIBOR + 3.750%)
270,734	4.756	10/18/27	267,620
Camelot U.S. Acquisition 1 Co. (B/B1)
(1M LIBOR + 3.000%)
569,177	3.457	10/30/26	562,302
(1M LIBOR + 3.000%)
98,750	4.000	10/30/26	97,701
Castle US Holding Corp. (B-/B3) (3M LIBOR + 3.750%)
295,000	4.207	01/29/27	284,722
Cloudera, Inc. (B-/B2) (1M LIBOR + 3.750%)
450,000	4.250	10/08/28	443,813
ConnectWise LLC (NR/B2) (1M LIBOR + 3.500%)
199,500	4.000	09/29/28	197,904
DCert Buyer, Inc. (NR/NR) (1M LIBOR + 7.000%)
125,000	7.457	02/19/29	123,281
DCert Buyer, Inc. (B-/B2) (1M LIBOR + 4.000%)
684,781	4.457	10/16/26	678,980
Epicor Software Corp. (B-/B2) (1M LIBOR + 3.250%)
541,750	4.000	07/30/27	536,815
Grab Holdings, Inc. (B-/B2)(6M LIBOR + 4.500%)
198,000	5.500	01/29/26	193,050
Idera, Inc. (NR/B2) (3M LIBOR + 3.500%)
471,812	4.500	03/02/28	462,611
Idera, Inc. (CCC/Caa2) (1M LIBOR + 6.750%)
30,000	7.500	03/02/29	29,475
Loyalty Ventures, Inc. (BB-/B1) (1M LIBOR + 4.500%)
269,844	5.000	11/03/27	262,874
McAfee, LLC (NR/NR) (3M SOFR + 4.000%)
300,000	4.500	03/01/29	297,375
Panther Commercial Holdings LP (B-/B3) (3M LIBOR + 4.500%)
272,938	5.000	01/07/28	270,721
Perforce Software, Inc. (B-/B2) (1M LIBOR + 3.750%)
726,693	4.207	07/01/26	716,926

Secured Debt Obligations – (continued)
Technology – Software(b) – (continued)
Virtusa Corp. (B/B2) (1M LIBOR + 3.750%)
297,000	4.500	02/11/28	294,030

			5,720,200

Telecommunications(b) – 1.1%
Endure Digital, Inc. (B/B2) (3M LIBOR + 3.500%)
272,938	4.250	02/10/28	264,749
GoTo Group, Inc. (B/B2) (1M LIBOR + 4.750%)
395,990	5.218	08/31/27	388,193
Intelsat Jackson Holdings S.A. (NR/NR) (3M SOFR + 4.250%)
124,688	4.920	08/01/22	122,467
PUG LLC (B-/B3)
(1M LIBOR + 3.500%)
668,610	3.957	02/12/27	654,402
(1M LIBOR + 4.250%)
124,375	4.750	02/12/27	123,442

			1,553,253

Transportation(b) – 0.4%
LaserShip, Inc. (B-/B2) (3M LIBOR + 4.500%)
273,625	5.250	05/07/28	271,915
MH Sub I LLC (B/B2) (1M LIBOR + 3.750%)
360,910	4.750	09/13/24	356,463

			628,378

TOTAL BANK LOANS			$33,098,823

Other Secured Debt Obligations – 14.3%
Airlines(e) – 0.7%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba2)
$23,000	5.500%	04/20/26	$23,115
77,000	5.750	04/20/29	76,423
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (NR/Ba3)(f)
295,000	5.750	01/20/26	295,000
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (NR/Baa3)(f)
206,000	6.500	06/20/27	214,755
United Airlines, Inc. (BB-/Ba1)(f)
410,000	4.375	04/15/26	403,337

			1,012,630

Chemicals(e)(f) – 1.9%
ASP Unifrax Holdings, Inc. (B-/B2)
475,000	5.250	09/30/28	441,750
Herens Holdco S.a.r.l. (B/B2)
445,000	4.750	05/15/28	400,500
INEOS Quattro Finance 2 PLC (BB/Ba3)
300,000	3.375	01/15/26	277,500
Olympus Water US Holding Corp. (B-/B2)
400,000	4.250	10/01/28	363,000
WR Grace Holdings LLC (B/B3)
1,239,000	4.875	06/15/27	1,212,671

			2,695,421

Commercial Services(e)(f) – 1.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (B/B2)
297,000	6.625	07/15/26	299,970

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)
Commercial Services(e)(f) – (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 S.a.r.l. (B/B2)
$640,000	4.625%		06/01/28	$597,600
APX Group, Inc. (B-/B1)
108,000	6.750		02/15/27	110,430
The ADT Security Corp. (BB-/Ba3)
634,000	4.125		08/01/29	586,450

				1,594,450

Diversified Financial services(e)(f) – 0.1%
NFP Corp. (B/B1)
180,000	4.875		08/15/28	172,125

Electric(e)(f) – 0.5%
Calpine Corp. (BB+/Ba2)
580,000	3.750		03/01/31	519,100
Talen Energy Supply LLC (B/B1)
150,000	7.250		05/15/27	140,250

				659,350

Energy – Exploration & Production(e)(f) – 0.1%
Renewable Energy Group, Inc. (BB/B2)
130,000	5.875		06/01/28	139,425

Entertainment(e)(f) – 0.1%
WMG Acquisition Corp. (BB+/Ba3)
197,000	3.000		02/15/31	176,315

Environmental(e)(f) – 0.4%
GFL Environmental, Inc. (BB-/Ba3)
598,000	3.500		09/01/28	557,635

Food & Drug Retailing(e)(f) – 0.2%
US Foods, Inc. (BB/B1)
281,000	6.250		04/15/25	288,376

Health Care – Services(f) – 1.4%
CHS/Community Health Systems, Inc. (B/B2)(e)
430,000	5.250		05/15/30	413,875
Mozart Debt Merger Sub, Inc. (B+/B1)(e)
774,000	3.875		04/01/29	715,950
Tenet Healthcare Corp. (NR/B1)(e)
156,000	4.625		09/01/24	156,585
Tenet Healthcare Corp. (BB-/B1)
229,000	4.625		07/15/24	229,573
454,000	4.875	(e)	01/01/26	458,540

				1,974,523

Household Products(e)(f) – 0.1%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. (B-/B2)
185,000	5.000		12/31/26	170,200

Insurance(e)(f) – 0.2%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)
365,000	4.250		02/15/29	330,781

Internet(e)(f) – 0.4%
Arches Buyer, Inc. (B/B1)
370,000	4.250		06/01/28	344,100

Secured Debt Obligations – (continued)
Internet(e)(f) – (continued)
Cablevision Lightpath LLC (B+/B1)
272,000	3.875		09/15/27	254,320

				598,420

Iron/Steel(e)(f) – 0.2%
Cleveland-Cliffs, Inc. (BB/Ba2)
250,000	6.750		03/15/26	262,500

Leisure Time(e)(f) – 0.1%
Carnival Corp. (BB-/B1)
180,000	9.875		08/01/27	198,450

Lodging(e)(f) – 0.3%
Travel & Leisure Co. (BB-/Ba3)
400,000	4.500		12/01/29	371,000

Machinery-Construction & Mining(e)(f) – 0.2%
Vertiv Group Corp. (BB-/B1)
305,000	4.125		11/15/28	276,406

Media(e)(f) – 2.3%
Altice Financing SA (B/B2)
568,000	5.000		01/15/28	508,360
Audacy Capital Corp. (B-/B3)
115,000	6.500		05/01/27	107,813
DIRECTV Financing LLC/Directv Financing Co, Inc. (BB/Ba3)
325,000	5.875		08/15/27	319,313
DISH DBS Corp. (B+/Ba3)
385,000	5.250		12/01/26	366,713
Scripps Escrow II, Inc. (BB/Ba3)
625,000	3.875		01/15/29	579,687
Sinclair Television Group, Inc. (B+/Ba2)
470,000	4.125		12/01/30	417,125
UPC Holding B.V. (B/B3)
200,000	5.500		01/15/28	197,500
Urban One, Inc. (B-/B3)
125,000	7.375		02/01/28	125,625
VZ Secured Financing B.V. (B+/B1)
470,000	5.000		01/15/32	437,687
Ziggo B.V. (B+/B1)
200,000	4.875		01/15/30	187,500

				3,247,323

Oil, Gas & Consumable Fuels(f) – 0.5%
Noble Finance Co. (NR/NR)(g) (PIK 15.000%, Cash 11.000%)
52,296	11.000		02/15/28	58,441
Transocean Poseidon Ltd. (B-/Caa1)(e)
112,500	6.875		02/01/27	111,375
Transocean Proteus Ltd. (B-/NR)(e)
32,500	6.250		12/01/24	32,175
Transocean Sentry Ltd. (B-/Caa1)(e)
469,902	5.375		05/15/23	455,804

				657,795

Packaging & Containers(e)(f) – 0.2%
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. (B+/B1)
185,000	4.375		10/15/28	170,431

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Packaging & Containers(e)(f) – (continued)
Pactiv Evergreen Group Issuer. Inc,/Pactiv Evergreen Group Issuer LLC (B+/B1)
$186,000	4.000%	10/15/27	$172,283

			342,714

Pharmaceuticals(e)(f) – 0.4%
Bausch Health Cos., Inc. (BB/Ba2)
125,000	5.500	11/01/25	124,531
200,000	4.875	06/01/28	191,500
Bausch Health Cos., Inc. (BB/Ba3)
225,000	6.125	02/01/27	225,844

			541,875

Pipelines(f) – 0.8%
Cheniere Energy, Inc. (BB+/Ba3)
385,000	4.625	10/15/28	386,444
CQP Holdco LP/BIP-V Chinook Holdco LLC (B+/B2)(e)
315,000	5.500	06/15/31	309,487
NGL Energy Operating LLC/NGL Energy Finance Corp. (BB-/B1)(e)
450,000	7.500	02/01/26	442,125

			1,138,056

Retailing(e)(f) – 1.0%
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
383,000	4.375	01/15/28	367,680
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
621,000	4.000	10/15/30	561,229
PetSmart, Inc./PetSmart Finance Corp. (BB-/B1)
250,000	4.750	02/15/28	241,875
Specialty Building Products Holdings LLC/SBP Finance Corp. (B-/B2)
336,000	6.375	09/30/26	339,360

			1,510,144

Software(e)(f) – 0.3%
Clarivate Science Holdings Corp. (B/B1)
392,000	3.875	07/01/28	371,420

Telecommunications(e)(f) – 0.8%
Altice France SA (B/B2)
425,000	5.125	01/15/29	381,437
475,000	5.500	10/15/29	425,125
Frontier Communications Holdings LLC (CCC+/Caa2)
345,000	6.750	05/01/29	330,338

			1,136,900

TOTAL OTHER SECURED DEBT OBLIGATIONS			$20,424,234

TOTAL SECURED DEBT OBLIGATIONS
(Cost $54,780,770)			$53,523,057

Unsecured Debt Obligations – 51.0%
Advertising(f) – 0.9%
Lamar Media Corp. (BB/Ba3)
$365,000	3.625%	01/15/31	$334,431

Unsecured Debt Obligations – (continued)
Advertising(f) – (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/B2)(e)
100,000	6.250	06/15/25	102,250
100,000	4.250	01/15/29	92,750
574,000	4.625	03/15/30	538,842
Terrier Media Buyer, Inc. (CCC+/Caa1)(e)
201,000	8.875	12/15/27	205,523

			1,273,796

Aerospace & Defense(f) – 1.6%
Spirit AeroSystems, Inc. (CCC+/Caa1)
690,000	4.600	06/15/28	641,700
TransDigm UK Holdings PLC (B-/B3)
425,000	6.875	05/15/26	431,375
TransDigm, Inc. (B-/B3)
685,000	4.625	01/15/29	638,762
198,000	4.875	05/01/29	185,625
Triumph Group, Inc. (CCC-/Caa3)
428,000	7.750	08/15/25	430,140

			2,327,602

Automotive(f) – 1.8%
Allison Transmission, Inc. (NR/Ba2)(e)
587,000	3.750	01/30/31	532,702
Dana, Inc. (BB/B1)
325,000	5.625	06/15/28	328,250
165,000	4.250	09/01/30	150,150
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)(e)
230,000	8.000	02/01/28	230,575
Ford Motor Credit Co. LLC (BB+/Ba2)
952,000	4.950	05/28/27	961,009
Meritor, Inc. (BB-/B1)(e)
196,000	6.250	06/01/25	202,370
Real Hero Merger Sub 2, Inc. (CCC/Caa2)(e)
55,000	6.250	02/01/29	50,394
Wheel Pros, Inc. (CCC/Caa2)(e)
160,000	6.500	05/15/29	140,000

			2,595,450

Banks(e)(f) – 0.3%
Freedom Mortgage Corp. (B/B2)
250,000	7.625	05/01/26	238,750
275,000	6.625	01/15/27	254,375

			493,125

Building Materials(e)(f) – 0.4%
CP Atlas Buyer, Inc. (CCC/Caa2)
265,000	7.000	12/01/28	223,263
Standard Industries, Inc. (BB/B1)
190,000	4.375	07/15/30	174,800
Standard Industries, Inc. (BB/B1)
191,000	5.000	02/15/27	189,090

			587,153

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Chemicals(e)(f) – 2.0%
Ashland LLC (BB+/Ba1)
$315,000	3.375%		09/01/31	$277,987
Axalta Coating Systems LLC (BB-/B1)
310,000	3.375		02/15/29	271,250
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V. (BB-/B1)
183,000	4.750		06/15/27	175,451
Diamond BC BV (B/Caa1)
70,000	4.625		10/01/29	62,475
Element Solutions, Inc. (BB/B1)
294,000	3.875		09/01/28	273,787
Ingevity Corp. (NR/Ba3)
505,000	3.875		11/01/28	453,869
The Chemours Co. (BB-/B1)
315,000	5.750		11/15/28	303,975
450,000	4.625		11/15/29	409,500
Valvoline, Inc. (BB-/Ba3)
565,000	4.250		02/15/30	516,975
WR Grace Holdings LLC (CCC+/B3)
130,000	5.625		08/15/29	121,388

				2,866,657

Commercial Services(e)(f) – 1.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (CCC+/Caa1)
95,000	6.000		06/01/29	83,600
APi Escrow Corp. (B/B1)
58,000	4.750		10/15/29	54,013
APi Group DE, Inc. (B/B1)
445,000	4.125		07/15/29	410,512
APX Group, Inc. (CCC/Caa1)
310,000	5.750		07/15/29	281,713
Metis Merger Sub LLC (CCC/Caa2)
79,000	6.500		05/15/29	74,161
MPH Acquisition Holdings LLC (B-/B3)
260,000	5.750		11/01/28	234,000
Nielsen Finance LLC/Nielsen Finance Co. (BB/B2)
260,000	5.625		10/01/28	260,650
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. (B/Ba3)
360,000	4.625		11/01/26	348,300
The Nielsen Co. Luxembourg S.a.r.l. (BB/B2)
297,000	5.000		02/01/25	298,856

				2,045,805

Computers(e)(f) – 0.6%
Booz Allen Hamilton, Inc. (BB-/Baa3)
453,000	3.875		09/01/28	437,145
87,000	4.000		07/01/29	83,955
Science Applications International Corp. (BB-/B1)
275,000	4.875		04/01/28	272,250
Virtusa Corp. (CCC+/Caa2)
79,000	7.125		12/15/28	73,668

				867,018

Distribution & Wholesale(e)(f) – 0.8%
American Builders & Contractors Supply Co, Inc. (B+/B1)
310,000	3.875		11/15/29	289,075

Unsecured Debt Obligations – (continued)
Distribution & Wholesale(e)(f) – (continued)
BCPE Empire Holdings, Inc. (CCC/Caa2)
601,000	7.625		05/01/27	566,442
H&E Equipment Services, Inc. (BB-/B2)
362,000	3.875		12/15/28	338,018

				1,193,535

Diversified Financial Services(f) – 3.0%
Castlelake Aviation Finance DAC (B+/B2)(e)
245,000	5.000		04/15/27	218,662
Coinbase Global, Inc. (BB+/Ba1)(e)
747,000	3.375		10/01/28	662,029
Global Aircraft Leasing Co. Ltd. (NR/B1)(e)(g) (PIK 7.250%, Cash 6.500%)
201,877	6.500		09/15/24	183,456
Jefferies Finance LLC/JFIN Co-Issuer Corp. (BB-/B1)(e)
200,000	5.000		08/15/28	191,690
LD Holdings Group LLC (B+/B2)(e)
205,000	6.500		11/01/25	193,469
210,000	6.125		04/01/28	185,850
Nationstar Mortgage Holdings, Inc. (B+/B1)(e)
87,000	5.125		12/15/30	80,475
Navient Corp. (B+/Ba3)
444,000	4.875		03/15/28	407,925
440,000	5.500		03/15/29	410,300
NFP Corp. (CCC+/Caa2)(e)
453,000	6.875		08/15/28	432,615
PennyMac Financial Services, Inc. (BB-/Ba3)(e)
388,000	5.750		09/15/31	346,775
United Wholesale Mortgage LLC (NR/Ba3)(e)
265,000	5.500		04/15/29	234,856
United Wholesale Mortgage LLC (NR/Ba3)(e)
250,000	5.500		11/15/25	241,875
VistaJet Malta Finance PLC/XO Management Holding, Inc. (B-/Caa1)(e)
483,000	6.375		02/01/30	452,812

				4,242,789

Electrical(e)(f) – 0.8%
Clearway Energy Operating LLC (BB/Ba2)
246,000	4.750		03/15/28	246,615
NRG Energy, Inc. (BB+/Ba2)
102,000	3.375		02/15/29	90,525
271,000	3.625		02/15/31	237,803
Pike Corp. (CCC+/B3)
615,000	5.500		09/01/28	577,331

				1,152,274

Electrical Components & Equipment(e) – 0.4%
Energizer Holdings, Inc. (B/B2)
100,000	6.500		12/31/27	98,875
485,000	4.375	(f)	03/31/29	421,950

				520,825

Electronics(e)(f) – 0.1%
II-VI, Inc. (B+/B2)
175,000	5.000		12/15/29	171,063

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Engineering & Construction(f) – 0.7%
AECOM (BB-/Ba3)
$446,000	5.125%	03/15/27	$456,035
Global Infrastructure Solutions, Inc. (BB-/B1)(e)
528,000	5.625	06/01/29	508,860

			964,895

Entertainment(e)(f) – 0.4%
Boyne USA, Inc. (B/B1)
235,000	4.750	05/15/29	225,600
Caesars Entertainment, Inc. (CCC+/Caa1)
180,000	4.625	10/15/29	167,850
SeaWorld Parks & Entertainment, Inc. (B-/Caa1)
245,000	5.250	08/15/29	230,913

			624,363

Environmental(e)(f) – 0.4%
GFL Environmental, Inc. (B-/B3)
255,000	4.375	08/15/29	235,875
Stericycle, Inc. (BB-/NR)
284,000	3.875	01/15/29	266,960

			502,835

Food & Drug Retailing(e)(f) – 1.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC (BB/Ba3)
403,000	3.500	03/15/29	362,700
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (BB/Ba3)
401,000	4.625	01/15/27	388,970
Performance Food Group, Inc. (B+/B2)
195,000	4.250	08/01/29	176,963
Post Holdings, Inc. (B+/B2)
113,000	5.500	12/15/29	108,621
United Natural Foods, Inc. (B-/B2)
284,000	6.750	10/15/28	291,100
US Foods, Inc. (B+/B3)
365,000	4.750	02/15/29	348,575
170,000	4.625	06/01/30	156,825

			1,833,754

Forest Products&Paper(e)(f) – 0.3%
Clearwater Paper Corp. (BB-/Ba3)
285,000	4.750	08/15/28	262,912
Glatfelter Corp. (BB/Ba2)
235,000	4.750	11/15/29	200,044

			462,956

Healthcare Providers & Services(f) – 1.8%
Catalent Pharma Solutions, Inc. (BB-/B1)(e)
363,000	3.500	04/01/30	332,145
Centene Corp. (BBB-/Ba1)
424,000	4.250	12/15/27	425,632
Charles River Laboratories International, Inc. (BB/Ba2)(e)
473,000	4.000	03/15/31	445,211
DaVita, Inc. (B+/Ba3)(e)
405,000	3.750	02/15/31	354,375

Unsecured Debt Obligations – (continued)
Healthcare Providers & Services(f) – (continued)
Encompass Health Corp. (B+/B1)
360,000	4.500	02/01/28	352,800
HCA, Inc. (BB-/Baa3)
399,000	3.500	09/01/30	384,038
MEDNAX, Inc. (B+/Ba3)(e)
70,000	5.375	02/15/30	67,375
Mozart Debt Merger Sub, Inc. (B-/Caa1)(e)
65,000	5.250	10/01/29	60,775
Surgery Center Holdings, Inc. (CCC/Caa2)(e)
86,000	6.750	07/01/25	85,785

			2,508,136

Home Builders(f) – 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co. (B+/B1)(e)
175,000	4.625	04/01/30	152,250
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (B+/B2)(e)
372,000	4.875	02/15/30	331,545
Century Communities, Inc. (BB-/Ba3)(e)
450,000	3.875	08/15/29	402,750
LGI Homes, Inc. (BB-/Ba2)(e)
220,000	4.000	07/15/29	193,325
Tri Pointe Homes, Inc. (BB-/Ba2)
308,000	5.250	06/01/27	304,920
68,000	5.700	06/15/28	67,490

			1,452,280

Household Products(e)(f) – 0.4%
Spectrum Brands, Inc. (B/B2)
637,000	3.875	03/15/31	560,560

Housewares(f) – 0.2%
The Scotts Miracle-Gro Co. (B+/Ba3)
295,000	4.375	02/01/32	261,075

Insurance(e)(f) – 0.1%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
175,000	6.000	08/01/29	160,125
AssuredPartners, Inc. (CCC+/Caa2)
55,000	5.625	01/15/29	50,463

			210,588

Internet(e)(f) – 3.8%
Arches Buyer, Inc. (CCC+/Caa1)
45,000	6.125	12/01/28	41,400
Endurance International Group Holdings, Inc. (CCC+/Caa2)
201,000	6.000	02/15/29	173,111
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/Ba3)
499,000	3.500	03/01/29	457,833
GrubHub Holdings, Inc. (B/B3)
1,265,000	5.500	07/01/27	1,091,062
Match Group Holdings II LLC (BB/Ba3)
241,000	5.000	12/15/27	239,795
492,000	4.625	06/01/28	477,240
1,208,000	4.125	08/01/30	1,123,440
Netflix, Inc. (BBB/Ba1)
204,000	3.625	06/15/25	204,741

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Internet(e)(f) – (continued)
Twitter, Inc. (BB+/Ba2)
$480,000	5.000%		03/01/30	$476,400
Uber Technologies, Inc. (B-/B2)
625,000	7.500		05/15/25	650,781
270,000	6.250		01/15/28	278,100
290,000	4.500		08/15/29	271,875

				5,485,778

Leisure Time – 1.4%
Carnival Corp. (B/B2)(e)(f)
245,000	7.625		03/01/26	245,612
180,000	5.750		03/01/27	170,775
385,000	6.000		05/01/29	361,900
MajorDrive Holdings IV LLC (CCC+/Caa2)(e)(f)
183,000	6.375		06/01/29	162,641
NCL Corp. Ltd. (B-/Caa1)(e)(f)
135,000	3.625		12/15/24	127,238
NCL Corp., Ltd. (B-/Caa1)(e)(f)
33,000	5.875		03/15/26	31,268
NCL Finance Ltd. (B-/Caa1)(e)(f)
217,000	6.125		03/15/28	201,810
Royal Caribbean Cruises Ltd. (B/B2)
100,000	5.250		11/15/22	101,000
Royal Caribbean Cruises Ltd. (B/B2)(e)(f)
300,000	4.250		07/01/26	279,000
Royal Caribbean Cruises Ltd. (B/B2)(e)(f)
305,000	5.500		04/01/28	291,275

				1,972,519

Lodging(e)(f) – 0.7%
Boyd Gaming Corp. (BB-/B3)
125,000	8.625		06/01/25	131,250
275,000	4.750		06/15/31	265,031
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc (B/B2)
285,000	5.000		06/01/29	272,175
403,000	4.875		07/01/31	373,279

				1,041,735

Machinery – Construction & Mining(e)(f) – 0.2%
BWX Technologies, Inc. (BB/Ba3)
324,000	4.125		04/15/29	311,850

Machinery-Diversified(e)(f) – 0.8%
Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC/Caa2)
860,000	7.750		04/15/26	854,625
TK Elevator Holdco GmbH (CCC+/Caa1)
317,000	7.625		07/15/28	316,604

				1,171,229

Media – 5.9%
Cable One, Inc. (BB-/B2)(e)(f)
533,000	4.000		11/15/30	489,027
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)(e)(f)
1,330,000	4.750		03/01/30	1,273,475
425,000	4.250		02/01/31	386,219
655,000	4.250		01/15/34	566,575

Unsecured Debt Obligations – (continued)
Media – (continued)
CSC Holdings LLC (B+/B3)(e)(f)
544,000	5.750		01/15/30	484,160
682,000	4.625		12/01/30	567,765
DISH DBS Corp. (B/B3)
260,000	7.375	(f)	07/01/28	246,350
315,000	5.125		06/01/29	266,175
GCI LLC (B/B3)(e)(f)
387,000	4.750		10/15/28	379,260
Gray Television, Inc. (B/B3)(e)(f)
567,000	4.750		10/15/30	527,310
Nexstar Media, Inc. (B+/B2)(e)(f)
549,000	4.750		11/01/28	531,844
Sinclair Television Group, Inc. (CCC+/B2)(e)(f)
300,000	5.875		03/15/26	291,750
Sirius XM Radio, Inc. (BB/Ba3)(e)(f)
115,000	3.125		09/01/26	108,387
180,000	4.000		07/15/28	171,000
238,000	5.500		07/01/29	241,570
416,000	4.125		07/01/30	390,000
315,000	3.875		09/01/31	286,650
TEGNA, Inc. (BB/Ba3)(f)
79,000	4.750	(e)	03/15/26	78,803
1,030,000	5.000		09/15/29	1,030,000
Ziggo Bond Co. B.V. (B-/B3)(e)(f)
200,000	5.125		02/28/30	185,500

				8,501,820

Mining(e)(f) – 0.3%
Alcoa Nederland Holding B.V. (BB+/Ba1)
350,000	5.500		12/15/27	362,250

Miscellaneous Manufacturing(f) – 0.4%
Hillenbrand, Inc. (BB+/Ba1)
558,000	3.750		03/01/31	510,570

Oil Field Services(f) – 4.7%
Archrock Partners LP/Archrock Partners Finance Corp. (B+/B2)(e)
502,000	6.250		04/01/28	493,215
California Resources Corp. (BB-/B2)(e)
325,000	7.125		02/01/26	337,188
CNX Resources Corp. (BB/B1)(e)
417,000	7.250		03/14/27	438,892
170,000	6.000		01/15/29	171,700
CrownRock LP/CrownRock Finance, Inc. (BB-/B2)(e)
821,000	5.625		10/15/25	829,210
180,000	5.000		05/01/29	179,550
EQT Corp. (BBB-/Ba1)
50,000	3.900		10/01/27	49,500
200,000	3.625	(e)	05/15/31	190,000
MEG Energy Corp. (BB-/B3)(e)
155,000	5.875		02/01/29	157,131
Nabors Industries, Inc. (B/B3)(e)
295,000	7.375		05/15/27	305,325
Nabors Industries, Ltd. (CCC/Caa1)(e)
687,000	7.500		01/15/28	669,825
Occidental Petroleum Corp. (BB+/Ba1)
375,000	6.625		09/01/30	430,312

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Oil Field Services(f) – (continued)
Range Resources Corp. (BB-/B1)(e)
$95,000	4.750%		02/15/30	$93,813
Southwestern Energy Co. (BB+/NR)
455,000	5.375		02/01/29	461,825
Southwestern Energy Co. (BB+/Ba3)
290,000	5.375		03/15/30	294,350
145,000	4.750		02/01/32	144,638
Sunoco LP/Sunoco Finance Corp. (BB/Ba3)(e)
390,000	4.500		04/30/30	360,262
TechnipFMC PLC (BB+/Ba1)(e)
489,000	6.500		02/01/26	506,726
Transocean, Inc. (CCC+/Caa3)(e)
575,000	11.500		01/30/27	598,000

				6,711,462

Packaging – 1.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B-/Caa1)(e)(f)
1,329,000	5.250		08/15/27	1,232,647
Pactiv LLC (B-/Caa1)
167,000	8.375		04/15/27	171,175
Trident TPI Holdings, Inc. (CCC+/Caa2)(e)(f)
526,000	9.250		08/01/24	529,288

				1,933,110

Pharmaceuticals(e)(f) – 0.9%
AdaptHealth LLC (B/B1)
165,000	6.125		08/01/28	163,763
75,000	4.625		08/01/29	68,063
100,000	5.125		03/01/30	92,750
HLF Financing S.a.r.l. LLC/Herbalife International, Inc. (BB-/B1)
499,000	4.875		06/01/29	434,130
Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB-/B1)
200,000	5.125		04/30/31	193,000
Prestige Brands, Inc. (BB-/B2)
191,000	5.125		01/15/28	189,567
215,000	3.750		04/01/31	191,887

				1,333,160

Pipelines(f) – 2.3%
Cheniere Energy Partners LP (BB+/Ba2)
669,000	4.500		10/01/29	672,345
DT Midstream, Inc. (BB+/Ba2)(e)
445,000	4.375		06/15/31	424,975
Global Partners LP/GLP Finance Corp. (B+/B2)
245,000	6.875		01/15/29	241,937
Hess Midstream Operations LP (BB+/Ba2)(e)
155,000	4.250		02/15/30	146,088
Howard Midstream Energy Partners LLC (B/B3)(e)
155,000	6.750		01/15/27	151,900
NuStar Logistics LP (BB-/Ba3)
240,000	5.750		10/01/25	244,200
375,000	6.000		06/01/26	376,875
Rattler Midstream LP (BBB-/Ba3)(e)
57,000	5.625		07/15/25	57,849

Unsecured Debt Obligations – (continued)
Pipelines(f) – (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)(e)
220,000	6.000		12/31/30	213,400
445,000	6.000		09/01/31	427,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BBB-/Baa3)
295,000	4.875		02/01/31	297,950

				3,254,719

Real Estate(e)(f) – 0.3%
The Howard Hughes Corp. (BB-/Ba3)
229,000	4.125		02/01/29	214,687
229,000	4.375		02/01/31	214,688

				429,375

Real Estate Investment Trust(f) – 0.7%
Iron Mountain Information Management Services, Inc. (BB-/Ba3)(e)
240,000	5.000		07/15/32	225,600
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)(e)
189,000	4.625		06/15/25	190,417
SBA Communications Corp. (BB-/B1)
519,000	3.125		02/01/29	472,290
Service Properties Trust (BB/Ba3)
73,000	7.500		09/15/25	76,446

				964,753

Retailing(f) – 3.5%
Arko Corp. (B-/B3)(e)
425,000	5.125		11/15/29	386,750
Asbury Automotive Group, Inc. (BB/B1)
185,000	4.500		03/01/28	177,137
79,000	4.625	(e)	11/15/29	73,569
230,000	4.750		03/01/30	215,625
43,000	5.000	(e)	02/15/32	39,936
Beacon Roofing Supply, Inc. (B-/B2)(e)
290,000	4.125		05/15/29	267,525
Carvana Co. (CCC+/Caa2)(e)
100,000	5.500		04/15/27	90,000
290,000	5.875		10/01/28	256,650
480,000	4.875		09/01/29	400,800
Group 1 Automotive, Inc. (BB+/Ba2)(e)
294,000	4.000		08/15/28	273,052
Ken Garff Automotive LLC (BB-/B1)(e)
305,000	4.875		09/15/28	287,844
LCM Investments Holdings II LLC (BB-/B2)(e)
455,000	4.875		05/01/29	428,837
Lithia Motors, Inc. (BB+/Ba2)(e)
175,000	3.875		06/01/29	165,375
345,000	4.375		01/15/31	333,356
Murphy Oil USA, Inc. (BB+/Ba2)(e)
60,000	3.750		02/15/31	54,525
Penske Automotive Group, Inc. (BB-/Ba3)
574,000	3.750		06/15/29	512,295

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Retailing(f) – (continued)
Sonic Automotive, Inc. (BB-/B1)(e)
$353,000	4.625%	11/15/29	$317,700
118,000	4.875	11/15/31	104,725
SRS Distribution, Inc. (CCC/Caa2)(e)
115,000	6.125	07/01/29	106,663
The Gap, Inc. (BB/Ba3)(e)
115,000	3.625	10/01/29	102,350
115,000	3.875	10/01/31	100,338
Yum! Brands, Inc. (BB/Ba3)
349,000	3.625	03/15/31	317,590

			5,012,642

Semiconductors(e)(f) – 0.1%
Qorvo, Inc. (BBB-/Ba1)
210,000	3.375	04/01/31	190,575

Software(e)(f) – 1.5%
Castle US Holding Corp. (CCC/Caa2)
64,000	9.500	02/15/28	63,280
Clarivate Science Holdings Corp. (CCC+/Caa1)
256,000	4.875	07/01/29	240,640
Fair Isaac Corp. (BB+/Ba2)
343,000	4.000	06/15/28	331,853
Minerva Merger Sub, Inc. (CCC/Caa2)
335,000	6.500	02/15/30	324,950
Open Text Corp. (BB/Ba2)
255,000	3.875	02/15/28	243,525
325,000	3.875	12/01/29	308,750
Playtika Holding Corp. (B/B2)
243,000	4.250	03/15/29	224,471
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B+/B1)
383,000	3.875	02/01/29	350,445

			2,087,914

Telecommunication Services(e)(f) – 1.2%
Level 3 Financing, Inc. (BB/Ba3)
375,000	4.250	07/01/28	342,187
375,000	3.625	01/15/29	328,125
246,000	3.750	07/15/29	217,710
ViaSat, Inc. (B/Caa1)
824,000	5.625	09/15/25	802,370

			1,690,392

Transportation(e)(f) – 0.2%
Cargo Aircraft Management, Inc. (BB/Ba3)
342,000	4.750	02/01/28	331,740

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $76,651,721)			$73,016,127

Shares	Description	Value

Common Stocks* – 0.7%
Energy Equipment & Services – 0.5%
23,235	Noble Corp.	$814,387

Common Stocks* – (continued)
Oil, Gas & Consumable Fuels – 0.2%
1,141,924	Prairie Provident Resources, Inc.	242,059

TOTAL COMMON STOCKS
(Cost $3,222,672)		$1,056,446

Shares	Dividend Rate	Value

Investment Company(h) – 8.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,874,529	0.253%	$11,874,529
(Cost $11,874,529)

TOTAL INVESTMENTS – 97.4%
(Cost $146,529,692)		$139,470,159

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		3,703,632

NET ASSETS – 100.0%		$143,173,791

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Pay-in-kind securities.

(h)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2022

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NR	—Not Rated
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
DiversiTech Holdings, Inc. (NR/NR), due 12/22/28	$38,572	$37,993	$(579)
Holley Purchaser, Inc. (NR/NR), due 11/17/28	35,000	34,504	(496)
Pro Mach Group, Inc. (B-/B1), due 08/31/28	14,455	14,375	(80)

TOTAL	$88,027	$86,872	$(1,155)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Currency Purchased		Currency Sold
Counterparty					Settlement Date	Unrealized Gain
BofA Securities LLC	USD	139,137	EUR	121,688	05/05/22	$4,370
MS & Co. Int. PLC	USD	110,860	EUR	100,000	05/05/22	112

TOTAL						$4,482

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.250%	12M SOFR	03/16/29	$3,190	$186,622	$(23,680)	$210,302

(a)	Payments made annually.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

CDX.NA.HY Index 38	(5.000)%	3.765%	06/20/27	$24,000	$(1,327,867)	$(1,125,892)	$(201,975)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.HY Index 38	—CDX North America High Yield Index 38
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – 3.4%
Aerospace & Defense – 0.3%
	ADS Tactical, Inc. (3M LIBOR + 5.750%)
	$2,280,000	6.750%	03/19/26	$2,162,193

Building & Construction Material – 0.2%
	KKR Apple Bidco LLC (1M LIBOR + 3.000%)
	1,496,250	3.500	09/23/28	1,474,973

Building Materials – 0.2%
	CPG International, Inc.(1 Week LIBOR + 2.500%)
	1,580,669	3.250	05/05/24	1,565,653

Chemicals – 0.5%
	Momentive Performance Materials, Inc. (1M LIBOR + 3.250%)
	2,275,650	3.700	05/15/24	2,244,360
	Starfruit Finco B.V. (3M LIBOR + 3.000%)
	1,303,330	4.006	10/01/25	1,282,150

				3,526,510

Consumer Cyclical Services – 0.5%
	Asurion LLC (1M LIBOR + 3.250%)
	2,647,712	3.707	12/23/26	2,587,027
	The Hertz Corp.
	(1M LIBOR + 3.250%)
	1,045,151	3.707	06/30/28	1,035,713
	(1M LIBOR + 3.250%)
	198,220	3.750	06/30/28	196,430

				3,819,170

Food & Drug Retailing – 0.1%
	B&G Foods, Inc. (1M LIBOR + 2.500%)
	454,208	2.957	10/10/26	444,556

Healthcare Providers & Services – 0.1%
	Sotera Health Holdings, LLC (3M LIBOR + 2.750%)
	850,000	3.250	12/11/26	837,956

Media – 0.0%
	Diamond Sports Group, LLC (1M SOFR + 8.000%)
	200,849	9.000	05/26/26	203,387

Media – Cable – 0.2%
	CSC Holdings LLC (1M LIBOR + 2.250%)
	1,938,931	2.647	07/17/25	1,903,798

Media – Non Cable – 0.3%
	CMG Media Corp. (1M LIBOR + 3.500%)
	488,813	3.957	12/17/26	480,791
	Getty Images, Inc. (3M LIBOR + 4.500%)
	909,077	5.063	02/19/26	901,695
	iHeartCommunications, Inc. (1M LIBOR + 3.000%)
	1,300,000	3.457	05/01/26	1,290,419

				2,672,905

Restaurants – 0.2%
	IRB Holding Corp. (3M LIBOR + 2.750%)
	1,336,083	3.756	02/05/25	1,324,392

Technology – Software/Services – 0.8%
	Camelot U.S. Acquisition 1 Co. (1M LIBOR + 3.000%)
	2,845,886	3.457	10/30/26	2,811,508
	Grab Holdings, Inc.(6M LIBOR + 4.500%)
	792,000	5.500	01/29/26	772,200

Bank Loans(a)(b) – (continued)
Technology – Software/Services – (continued)
	The Ultimate Software Group, Inc. (3M LIBOR + 3.750%)
	901,875	4.756	05/04/26	897,537
	Travelport Finance (Luxembourg) S.a.r.l. (1M LIBOR + 1.500%)
	1,955,255	2.500	02/28/25	2,023,962

				6,505,207

	TOTAL BANK LOANS
	(Cost $26,634,261)			$26,440,700

Corporate Obligations – 24.6%
Advertising(c)(d) – 0.2%
	Outfront Media Capital LLC/Outfront Media Capital Corp.
	$665,000	5.000%	08/15/27	$650,038
	Terrier Media Buyer, Inc.
	800,000	8.875	12/15/27	818,000

				1,468,038

Aerospace & Defense(c) – 0.2%
	TransDigm, Inc.
	1,250,000	5.500	11/15/27	1,240,625
	Triumph Group, Inc.
	450,000	7.750	08/15/25	452,250

				1,692,875

Automotive(c) – 0.7%
	Dana, Inc.
	515,000	5.375	11/15/27	511,781
	Ford Motor Co.
	5,380,000	3.250	02/12/32	4,753,757

				5,265,538

Banks – 1.2%
	ABN AMRO Bank NV(b)(c) (-1x 5 Year EUR Swap + 4.674%)
EUR	800,000	4.375	12/31/99	887,398
	AIB Group PLC(b)(c) (-1x 5 Year EUR Swap + 6.629%)
	725,000	6.250	12/31/99	829,340
	Banco do Brasil SA(b)(c) (10 Year CMT + 4.398%)
	$1,550,000	6.250	10/29/49	1,489,550
	Banco Mercantil del Norte SA/Grand Cayman(b)(c)(d) (5 Year CMT + 4.643%)
	640,000	5.875	12/31/99	589,720
	Banco Santander SA(b)(c) (-1x 5 Year EUR Swap + 4.534%)
EUR	800,000	4.375	12/31/99	859,556
	CaixaBank SA(b)(c) (-1X 5 Year EUR Swap + 6.346%)
	600,000	5.875	12/31/99	699,426
	Commerzbank AG(b)(c) (-1x 5 Year EUR Swap + 6.363%)
	600,000	6.125	03/31/99	680,344
	Credit Suisse Group AG(b)(c)(d) (5 Year CMT + 4.889%)
	$1,625,000	5.250	12/31/99	1,507,187
	QNB Finance Ltd.
	230,000	3.500	03/28/24	230,618
	Societe Generale SA(b)(c) (5 Year USD Swap + 3.929%)
	450,000	6.750	12/31/99	454,500
	Turkiye Vakiflar Bankasi TAO
	200,000	8.125	03/28/24	203,538
	530,000	6.500 (d)	01/08/26	503,500
	Virgin Money UK PLC(b)(c) (5 Year UK Government Bond + 8.307%)
GBP	575,000	9.250	12/31/99	797,943

				9,732,620

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Building Materials(c) – 0.3%
Cemex SAB de CV(d)
$200,000	7.375%		06/05/27	$214,250
Griffon Corp.
527,000	5.750		03/01/28	506,579
Summit Materials LLC/Summit Materials Finance Corp.(d)
520,000	6.500		03/15/27	529,100
738,000	5.250		01/15/29	727,852

				1,977,781

Chemicals – 0.6%
Ingevity Corp.(c)(d)
1,025,000	3.875		11/01/28	921,219
Sasol Financing International Ltd.
4,008,000	4.500		11/14/22	4,018,020

				4,939,239

Commercial Services – 1.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)(d)
1,500,000	6.625		07/15/26	1,515,000
1,345,000	9.750		07/15/27	1,385,350
DP World Crescent Ltd.
200,000	4.848		09/26/28	213,000
200,000	3.875		07/18/29	200,710
DP World Ltd.
200,000	5.625		09/25/48	217,000
Herc Holdings, Inc.(c)(d)
2,330,000	5.500		07/15/27	2,359,125
The Nielsen Co. Luxembourg S.a.r.l.(c)(d)
1,485,000	5.000		02/01/25	1,494,281
United Rentals North America, Inc.(c)
1,070,000	3.875		02/15/31	1,009,813
Verscend Escrow Corp.(c)(d)
970,000	9.750		08/15/26	1,010,012

				9,404,291

Computers(c) – 1.1%
Booz Allen Hamilton, Inc.(d)
1,355,000	3.875		09/01/28	1,307,575
Dell International LLC/EMC Corp.
5,625,000	6.020		06/15/26	6,103,237
KBR, Inc.(d)
1,257,000	4.750		09/30/28	1,222,433

				8,633,245

Distribution & Wholesale(c)(d) – 0.1%
Univar Solutions USA, Inc.
550,000	5.125		12/01/27	549,313

Diversified Financial Services – 1.0%
AerCap Holdings NV(b)(c) (5 Year CMT + 4.535%)
985,000	5.875		10/10/79	943,292
Global Aircraft Leasing Co. Ltd.(c)(d)(e) (PIK 7.250%, Cash 6.500%)
3,409,358	6.500		09/15/24	3,098,254
Navient Corp.
400,000	6.750		06/25/25	410,000
2,680,000	5.625		08/01/33	2,251,200

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
OneMain Finance Corp.(c)
228,000	5.375		11/15/29	221,160
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(c)(d)
1,324,000	3.875		03/01/31	1,185,417

				8,109,323

Electrical(c)(d) – 0.3%
Calpine Corp.
235,000	4.500		02/15/28	229,125
1,915,000	4.625		02/01/29	1,761,800
Greenko Power II Ltd.
200,000	4.300		12/13/28	188,310

				2,179,235

Energy-Alternate Sources(c)(d) – 0.0%
Greenko Dutch B.V.
194,000	3.850		03/29/26	183,088

				183,088

Engineering & Construction(c) – 0.3%
Mexico City Airport Trust
200,000	4.250		10/31/26	197,500
320,000	4.250	(d)	10/31/26	316,000
310,000	3.875	(d)	04/30/28	294,112
200,000	5.500	(d)	10/31/46	175,500
1,215,000	5.500		07/31/47	1,073,756
270,000	5.500	(d)	07/31/47	238,613

				2,295,481

Entertainment(c)(d) – 0.4%
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp./Millennium Op
703,000	5.500		05/01/25	718,817
Live Nation Entertainment, Inc.
1,400,000	6.500		05/15/27	1,484,000
Motion Bondco DAC
1,010,000	6.625		11/15/27	949,400

				3,152,217

Environmental(c)(d) – 0.3%
Waste Pro USA, Inc.
2,825,000	5.500		02/15/26	2,655,500

Food & Drug Retailing(c) – 1.2%
B&G Foods, Inc.
2,005,000	5.250		04/01/25	1,959,887
475,000	5.250		09/15/27	453,625
Kraft Heinz Foods Co.
3,500,000	3.750		04/01/30	3,495,625
Lamb Weston Holdings, Inc.(d)
1,195,000	4.875		05/15/28	1,195,000
Performance Food Group, Inc.(d)
358,000	6.875		05/01/25	368,740
1,900,000	5.500		10/15/27	1,895,250

				9,368,127

Forest Products & Paper(c) – 0.1%
Mercer International, Inc.
1,040,000	5.500		01/15/26	1,045,200

				1,045,200

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Gaming(c)(d) – 0.3%
Station Casinos LLC
$2,153,000	4.500%		02/15/28	$2,034,585

Healthcare Providers & Services(c) – 1.9%
Centene Corp.
850,000	3.375		02/15/30	800,632
4,470,000	2.625		08/01/31	3,979,775
DaVita, Inc.(d)
2,425,000	3.750		02/15/31	2,121,875
Encompass Health Corp.
1,100,000	4.500		02/01/28	1,078,000
Envision Healthcare Corp.(d)
1,175,000	8.750		10/15/26	566,938
HCA, Inc.
4,040,000	3.500		09/01/30	3,888,500
Select Medical Corp.(d)
1,200,000	6.250		08/15/26	1,236,000
Tenet Healthcare Corp.(d)
1,568,000	6.125		10/01/28	1,587,600

				15,259,320

Insurance(c)(d) – 0.8%
Acrisure LLC/Acrisure Finance, Inc.
2,555,000	7.000		11/15/25	2,539,031
GTCR AP Finance, Inc.
1,375,000	8.000		05/15/27	1,388,750
USI, Inc.
2,250,000	6.875		05/01/25	2,255,625

				6,183,406

Internet(c) – 1.2%
GrubHub Holdings, Inc.(d)
2,530,000	5.500		07/01/27	2,182,125
Match Group Holdings II LLC(d)
2,597,000	4.625		06/01/28	2,519,090
Netflix, Inc.(d)
1,880,000	4.875		06/15/30	2,004,569
Prosus NV(d)
850,000	3.680		01/21/30	749,062
400,000	4.027		08/03/50	300,000
Tencent Holdings Ltd.
200,000	3.595		01/19/28	194,970
Twitter, Inc.(d)
920,000	3.875		12/15/27	890,100
Uber Technologies, Inc.(d)
430,000	8.000		11/01/26	455,263

				9,295,179

Investment Companies – 0.3%
Huarong Finance 2017 Co. Ltd.
250,000	4.250		11/07/27	238,125
Huarong Finance II Co. Ltd.
200,000	4.625		06/03/26	196,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(c)
1,475,000	4.750		09/15/24	1,478,688

				1,912,813

Corporate Obligations – (continued)
Lodging(c) – 0.4%
Hilton Domestic Operating Co., Inc.
110,000	5.375	(d)	05/01/25	112,475
2,897,000	4.875		01/15/30	2,882,515

				2,994,990

Machinery – Construction & Mining(c)(d) – 0.1%
The Manitowoc Co., Inc.
565,000	9.000		04/01/26	587,600

Machinery-Diversified(c)(d) – 0.1%
Titan Acquisition Ltd./Titan Co-Borrower LLC
1,120,000	7.750		04/15/26	1,113,000

Media – 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp.(c)(d)
2,395,000	4.250		02/01/31	2,176,456
Cumulus Media New Holdings, Inc.(c)(d)
1,278,000	6.750		07/01/26	1,274,805
Diamond Sports Group LLC/Diamond Sports Finance Co.(c)(d)
435,000	5.375		08/15/26	166,388
1,170,000	6.625		08/15/27	239,850
DISH DBS Corp.
1,540,000	5.875		07/15/22	1,545,775
470,000	5.875		11/15/24	469,413
450,000	7.750		07/01/26	446,625
1,140,000	7.375	(c)	07/01/28	1,080,150
iHeartCommunications, Inc.(c)
430,000	8.375		05/01/27	443,975
Nexstar Media, Inc.(c)(d)
1,350,000	5.625		07/15/27	1,371,937
Scripps Escrow II, Inc.(c)(d)
600,000	5.375		01/15/31	574,500
Scripps Escrow, Inc.(c)(d)
1,555,000	5.875		07/15/27	1,558,887
UPC Holding B.V.(c)(d)
465,000	5.500		01/15/28	459,188
Virgin Media Secured Finance PLC(c)(d)
2,575,000	5.500		05/15/29	2,536,375

				14,344,324

Mining – 0.5%
Alcoa Nederland Holding B.V.(c)(d)
1,120,000	5.500		12/15/27	1,159,200
Constellium SE(c)(d)
485,000	5.625		06/15/28	486,819
First Quantum Minerals Ltd.(c)(d)
1,311,000	7.250		04/01/23	1,311,026
Novelis Corp.(c)(d)
950,000	4.750		01/30/30	921,500
Vedanta Resources Ltd.
310,000	7.125		05/31/23	292,717

				4,171,262

Multi-National(c)(d) – 0.2%
The African Export-Import Bank
550,000	2.634		05/17/26	511,781
850,000	3.798		05/17/31	784,014

				1,295,795

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – 1.8%
	EQT Corp.(c)
	$280,000	3.900%		10/01/27	$277,200
	1,160,000	3.625	(d)	05/15/31	1,102,000
	Lukoil Securities B.V.
	690,000	3.875	(d)	05/06/30	355,350
	480,000	3.875		05/06/30	256,800
	Occidental Petroleum Corp.
	1,410,000	8.000	(c)	07/15/25	1,577,437
	1,100,000	6.625	(c)	09/01/30	1,262,250
	1,205,000	7.500		05/01/31	1,470,100
	Petroleos de Venezuela SA(f)
	137,050,000	6.000		10/28/22	4,796,750
	Qatar Energy(c)(d)
	900,000	3.125		07/12/41	821,250
	900,000	3.300		07/12/51	828,000
	Reliance Industries Ltd.(d)
	310,000	3.625		01/12/52	274,277
	Transocean, Inc.(c)(d)
	905,000	11.500		01/30/27	941,200
	USA Compression Partners LP/USA Compression Finance Corp.(c)
	545,000	6.875		04/01/26	549,088

					14,511,702

Packaging(c) – 0.9%
	ARD Finance SA(e)
	(PIK 5.750%, Cash 5.000%)
EUR	422,165	5.000		06/30/27	423,424
	(PIK 7.250%, Cash 6.500%)
	$1,706,352	6.500	(d)	06/30/27	1,561,312
	Berry Global, Inc.(d)
	889,000	4.500		02/15/26	886,777
	Flex Acquisition Co., Inc.(d)
	1,095,000	6.875		01/15/25	1,096,369
	480,000	7.875		07/15/26	494,400
	LABL, Inc.(d)
	450,000	6.750		07/15/26	444,938
	465,000	10.500		07/15/27	463,838
	Sealed Air Corp.(d)
	500,000	4.000		12/01/27	487,500
	Trivium Packaging Finance B.V.(d)
	875,000	5.500		08/15/26	869,531
	645,000	8.500		08/15/27	643,387

					7,371,476

Pharmaceuticals(c)(d) – 0.1%
	Bausch Health Cos., Inc.
	565,000	5.250		01/30/30	443,525
	Par Pharmaceutical, Inc.
	480,000	7.500		04/01/27	446,400

					889,925

Pipelines – 1.6%
	Buckeye Partners LP(c)
	1,145,000	4.350		10/15/24	1,146,431
	1,962,000	3.950		12/01/26	1,908,045

Corporate Obligations – (continued)
Pipelines – (continued)
	Cheniere Energy Partners LP(c)
	$2,000,000	4.500%		10/01/29	$2,010,000
	1,245,000	4.000		03/01/31	1,204,538
	1,760,000	3.250	(d)	01/31/32	1,601,600
	DCP Midstream Operating LP(c)
	2,115,000	3.250		02/15/32	1,908,787
	Galaxy Pipeline Assets Bidco Ltd.
	240,000	2.625	(d)	03/31/36	215,295
	1,925,916	2.940		09/30/40	1,738,139
	430,000	3.250	(d)	09/30/40	387,262
	Global Partners LP/GLP Finance Corp.(c)
	445,000	7.000		08/01/27	445,000

					12,565,097

Real Estate(c) – 0.1%
	Samhallsbyggnadsbolaget i Norden AB(b) (-1X 5 Year EUR Swap + 3.227%)
EUR	780,000	2.625		12/31/99	724,280
	Sunac China Holdings Ltd.
	$200,000	7.000		07/09/25	49,000
	Zhenro Properties Group Ltd.
	200,000	6.700		08/04/26	19,000

					792,280

Real Estate Investment Trust(c) – 0.4%
	MPT Operating Partnership LP/MPT Finance Corp.
	2,270,000	4.625		08/01/29	2,246,778
	VICI Properties LP/VICI Note Co., Inc.(d)
	718,000	3.500		02/15/25	705,435

					2,952,213

Retailing(c) – 0.8%
	CK Hutchison International 20 Ltd.(d)
	200,000	2.500		05/08/30	185,422
	CK Hutchison International 21 Ltd.(d)
	230,000	2.500		04/15/31	211,526
	eG Global Finance PLC(d)
	1,413,000	6.750		02/07/25	1,404,169
	1,000,000	8.500		10/30/25	1,021,250
	Group 1 Automotive, Inc.(d)
	631,000	4.000		08/15/28	586,041
	LCM Investments Holdings II LLC(d)
	810,000	4.875		05/01/29	763,425
	Penske Automotive Group, Inc.
	1,750,000	3.500		09/01/25	1,732,500
	Yum! Brands, Inc.(d)
	72,000	7.750		04/01/25	74,775

					5,979,108

Semiconductors(c)(d) – 0.0%
	TSMC Global Ltd.
	310,000	2.250		04/23/31	281,412

Software(c)(d) – 1.0%
	Castle US Holding Corp.
	1,085,000	9.500		02/15/28	1,072,794

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Software(c)(d) – (continued)
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
$1,932,000	5.750%	03/01/25	$1,927,170
MSCI, Inc.
5,090,000	3.625	11/01/31	4,784,600

			7,784,564

Telecommunication Services – 0.9%
Altice France Holding SA(c)(d)
1,865,000	10.500	05/15/27	1,944,263
Altice France SA(c)(d)
460,000	5.500	01/15/28	422,050
Digicel International Finance Ltd/Digicel international Holdings Ltd(c)(d)
1,089,262	8.750	05/25/24	1,081,637
434,839	8.000	12/31/26	404,400
(PIK 7.000%, Cash 6.000%)
618,591	13.000 (e)	12/31/25	612,134
Lumen Technologies, Inc.(c)(d)
465,000	5.125	12/15/26	441,750
SoftBank Group Corp.(c)
300,000	5.125	09/19/27	279,750
Sprint Capital Corp.
1,610,000	8.750	03/15/32	2,165,450

			7,351,434

Toys/Games/Hobbies(c)(d) – 0.2%
Mattel, Inc.
1,310,000	5.875	12/15/27	1,372,225

TOTAL CORPORATE OBLIGATIONS
(Cost $242,521,894)			$193,694,821

Mortgage-Backed Obligations – 21.4%
Collateralized Mortgage Obligations – 9.5%
Interest Only(g) – 2.1%
FHLMC REMIC Series 3852, Class SW(b) (-1x 1M USD LIBOR + 6.000%)
$1,156,663	5.603%	05/15/41	$148,457
FHLMC REMIC Series 4468, Class SY(b) (-1x 1M USD LIBOR + 6.100%)
4,719,374	5.703	05/15/45	774,996
FHLMC REMIC Series 4989, Class EI
1,164,001	4.000	07/25/50	222,572
FHLMC REMIC Series 5012, Class DI
2,297,493	4.000	09/25/50	429,202
FHLMC REMIC Series 5020, Class IH
745,688	3.000	08/25/50	111,707
FNMA REMIC Series 2011-100, Class S(b) (-1x1M USD LIBOR + 6.450%)
2,918,556	5.993	10/25/41	403,294
FNMA REMIC Series 2012-88, Class SB(b) (-1x 1M USD LIBOR + 6.670%)
2,913,114	6.213	07/25/42	386,292
FNMA REMIC Series 2017-104, Class SB(b) (-1x1M USD LIBOR + 6.150%)
1,196,189	5.693	01/25/48	185,642

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
FNMA REMIC Series 2020-60, Class NI
2,133,692	4.000	09/25/50	397,686
GNMA REMIC Series 2010-35, Class DS(b) (-1x 1M USD LIBOR + 5.680%)
3,519,122	5.231	03/20/40	467,016
GNMA REMIC Series 2013-103, Class DS(b) (-1x 1M USD LIBOR + 6.150%)
4,458,506	5.701	07/20/43	645,036
GNMA REMIC Series 2013-117, Class PS(b) (-1x1M USD LIBOR + 6.150%)
5,508,963	5.701	04/20/43	590,791
GNMA REMIC Series 2013-152, Class TS(b) (-1x 1M USD LIBOR + 6.100%)
105,406	5.651	06/20/43	15,754
GNMA REMIC Series 2014-11, Class NI
1,958,276	4.500	12/16/42	118,365
GNMA REMIC Series 2014-132, Class SL(b) (-1x 1M USD LIBOR + 6.100%)
5,740,980	5.651	10/20/43	487,044
GNMA REMIC Series 2014-180, Class PI
3,536,179	4.000	08/20/44	478,642
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M USD LIBOR + 6.200%)
4,326,651	5.751	08/20/45	656,140
GNMA REMIC Series 2015-126, Class LS(b) (-1x1M USD LIBOR + 6.200%)
2,789,510	5.751	09/20/45	423,031
GNMA REMIC Series 2015-129, Class IC
1,267,267	4.500	09/16/45	223,069
GNMA REMIC Series 2015-133, Class SA(b) (-1x1M USD LIBOR + 5.700%)
1,589,323	5.251	09/20/45	216,416
GNMA REMIC Series 2015-133, Class SB(b) (-1x1M USD LIBOR + 5.700%)
2,063,997	5.251	09/20/45	267,198
GNMA REMIC Series 2015-144, Class QS(b) (-1x 1M USD LIBOR + 5.700%)
5,351,826	5.251	10/20/45	696,530
GNMA REMIC Series 2015-168, Class SD(b) (-1x 1M USD LIBOR + 6.200%)
8,919,238	5.751	11/20/45	1,349,153
GNMA REMIC Series 2016-6, Class S(b) (-1x1M USD LIBOR + 5.650%)
6,650,841	5.201	01/20/46	831,006
GNMA REMIC Series 2017-112, Class SJ(b) (-1x 1M USD LIBOR + 5.660%)
1,292,556	5.211	07/20/47	147,494
GNMA REMIC Series 2018-122, Class HS(b) (-1x 1M USD LIBOR + 6.200%)
928,791	5.751	09/20/48	131,335
GNMA REMIC Series 2018-124, Class SN(b) (-1x 1M USD LIBOR + 6.200%)
1,903,598	5.751	09/20/48	261,451
GNMA REMIC Series 2018-139, Class SQ(b) (-1x 1M USD LIBOR + 6.150%)
1,299,356	5.701	10/20/48	151,222

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2018-67, Class PS(b) (-1x 1M USD LIBOR + 6.200%)
$2,268,519	5.751%	05/20/48	$276,298
GNMA REMIC Series 2018-7, Class DS(b) (-1x1M USD LIBOR + 5.700%)
1,428,598	5.251	01/20/48	172,647
GNMA REMIC Series 2018-79, Class SD(b) (-1x 1M USD LIBOR + 6.200%)
551,422	5.751	06/20/48	70,740
GNMA REMIC Series 2019-1, Class SN(b) (-1x 1M USD LIBOR + 6.050%)
1,456,693	5.601	01/20/49	169,780
GNMA REMIC Series 2019-151, Class NI
3,236,211	3.500	10/20/49	394,027
GNMA REMIC Series 2019-6, Class SA(b) (-1x 1M USD LIBOR + 6.050%)
507,359	5.601	01/20/49	64,641
GNMA REMIC Series 2019-78, Class SE(b) (-1x 1M USD LIBOR + 6.100%)
941,948	5.651	06/20/49	109,399
GNMA REMIC Series 2020-146, Class IM
1,471,504	2.500	10/20/50	184,085
GNMA REMIC Series 2020-146, Class KI
10,312,791	2.500	10/20/50	1,257,546
GNMA REMIC Series 2020-173, Class AI
1,995,160	2.500	11/20/50	213,942
GNMA REMIC Series 2020-21, Class SA(b) (-1x 1M USD LIBOR + 6.050%)
3,765,483	5.601	02/20/50	566,352
GNMA REMIC Series 2020-61, Class SF(b) (-1x 1M USD LIBOR + 6.440%)
6,009,665	5.991	07/20/43	903,732
GNMA REMIC Series 2020-7, Class GI
170,223	4.000	01/20/50	21,681
GNMA REMIC Series 2020-78, Class DI
4,451,712	4.000	06/20/50	625,116
GNMA REMIC Series 2020-79, Class AI
588,288	4.000	06/20/50	82,330

			16,328,857

Regular Floater(b) – 0.4%
FHLMC REMIC Series 3231, Class FB (1M USD LIBOR + 0.350%)
187,960	0.747	10/15/36	189,206
FHLMC REMIC Series 3314, Class FC (1M USD LIBOR + 0.400%)
114,196	0.797	12/15/36	114,914
FHLMC REMIC Series 3371, Class FA (1M USD LIBOR + 0.600%)
179,922	0.997	09/15/37	182,450
FHLMC REMIC Series 3545, Class FA (1M USD LIBOR + 0.850%)
86,500	1.247	06/15/39	88,063
FHLMC REMIC Series 3827, Class KF (1M USD LIBOR + 0.370%)
283,621	0.767	03/15/41	284,887

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
FNMA REMIC Series 2006-45, Class TF (1M USD LIBOR + 0.400%)
366,580	0.857	06/25/36	369,194
FNMA REMIC Series 2006-76, Class QF (1M USD LIBOR + 0.400%)
426,992	0.857	08/25/36	429,247
FNMA REMIC Series 2006-79, Class PF (1M USD LIBOR + 0.400%)
441,790	0.857	08/25/36	444,249
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
483,955	0.807	04/25/37	485,074
FNMA REMIC Series 2007-75, Class VF (1M USD LIBOR + 0.450%)
152,237	0.907	08/25/37	153,701
FNMA REMIC Series 2009-84, Class WF (1M USD LIBOR + 1.100%)
50,239	1.557	10/25/39	51,341

			2,792,326

Sequential Fixed Rate – 0.4%
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
260,068	5.500	02/25/36	228,042
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
389,580	6.000	06/25/36	368,526
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
752,978	6.500	07/25/36	674,194
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
667,095	6.000	08/25/36	563,169
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
1,968,892	6.000	10/25/37	1,408,924

			3,242,855

Sequential Floating Rate(b) – 6.6%
Alternative Loan Trust 2007-16CB Series 07-16CB, Class 1A2 (1M USD LIBOR + 0.400%)
311,196	0.857	08/25/37	235,445
Banc of America Funding Trust Series 2006-H, Class 6A1 (1M USD LIBOR + 0.380%)
5,799,340	0.829	10/20/36	4,962,426
Banc of America Funding Trust Series 2007-2, Class 2A1
24,957	3.878	03/25/37	24,234
Bellemeade Re Ltd. Series 2021-2A, Class M1B(d) (1M SOFR + 1.500%)
475,000	1.599	06/25/31	462,505
CHNGE Mortgage Trust Series 2022-1, Class A1(d)
570,743	3.007	01/25/67	559,067
Connecticut Avenue Securities Trust Series 2021-R03, Class 1B2(d) (1M SOFR + 5.500%)
270,000	5.599	12/25/41	240,881
Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2(d) (1M USD LIBOR + 2.450%)
368,686	2.907	07/25/31	369,599
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2(d) (1M USD LIBOR + 2.300%)
546,472	2.757	08/25/31	546,649

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2(d) (1M USD LIBOR + 2.150%)
$54,139	2.607%	09/25/31	$54,246
Connecticut Avenue Securities Trust Series 2021-R01, Class 1B2(d) (1M SOFR + 6.000%)
1,054,000	6.099	10/25/41	973,337
Connecticut Avenue Securities Trust Series 2022-R02, Class 2M2(d) (1M SOFR + 3.000%)
590,000	3.099	01/25/42	576,045
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
307,787	0.957	07/25/35	231,244
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
370,127	1.257	12/25/35	314,204
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.340%)
874	0.797	11/25/36	5,853
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
2,090,986	0.957	08/25/37	1,551,961
CSMC Series 2021-NQM8, Class A1(d)
271,974	1.841	10/25/66	260,081
FHLMC STACR Debt Notes Series 20-HQA5, Class B2(d) (1M SOFR + 7.400%)
410,000	7.499	11/25/50	431,649
FHLMC STACR Debt Notes Series 2015-DNA2, Class M3 (1M USD LIBOR + 3.900%)
78,054	4.357	12/25/27	78,319
FHLMC STACR Debt Notes Series 2020-HQA5, Class B1(d) (1M SOFR + 4.000%)
841,000	4.099	11/25/50	818,774
FHLMC STACR Debt Notes Series 2020-HQA5, Class M2(d) (1M SOFR + 2.600%)
549,199	2.699	11/25/50	550,468
FHLMC STACR Debt Notes Series 2021-DNA7, Class B1(d) (1M SOFR + 3.650%)
616,000	3.749	11/25/41	581,449
FHLMC STACR Debt Notes Series 2021-DNA7, Class B2(d)
204,000	7.899	11/25/41	190,237
FHLMC STACR Debt Notes Series 21-DNA2, Class B2(d) (1M SOFR + 6.000%)
410,000	6.099	08/25/33	382,445
FHLMC STACR Debt Notes Trust Series 2016-DNA3, Class M3 (1M USD LIBOR + 5.000%)
188,345	5.457	12/25/28	198,141
FHLMC STACR REMIC Trust Series 2019-DNA1, Class M2(d) (1M USD LIBOR + 2.450%)
894,149	2.907	03/25/49	895,325
FHLMC STACR REMIC Trust Series 2020-DNA1, Class M2(d) (1M USD LIBOR + 1.700%)
1,019,636	2.157	01/25/50	1,018,768
FHLMC STACR REMIC Trust Series 2020-DNA2, Class B1(d) (1M USD LIBOR + 2.500%)
495,000	2.957	02/25/50	465,741
FHLMC STACR REMIC Trust Series 2020-DNA4, Class B1(d) (1M USD LIBOR + 6.000%)
1,516,000	6.457	08/25/50	1,580,006

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FHLMC STACR REMIC Trust Series 2020-DNA4, Class M2(d) (1M USD LIBOR + 3.750%)
92,767	4.207	08/25/50	93,182
FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1(d) (1M SOFR + 4.800%)
2,044,000	4.899	10/25/50	2,069,107
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2(d) (1M SOFR + 2.800%)
280,868	2.899	10/25/50	281,892
FHLMC STACR REMIC Trust Series 2020-DNA6, Class B2(d) (1M SOFR + 5.650%)
600,000	5.749	12/25/50	570,200
FHLMC STACR REMIC Trust Series 2020-DNA6, Class M2(d) (1M SOFR + 2.000%)
1,270,000	2.099	12/25/50	1,258,269
FHLMC STACR REMIC Trust Series 2020-HQA2, Class B1(d) (1M USD LIBOR + 4.100%)
3,826,645	4.557	03/25/50	3,755,411
FHLMC STACR REMIC Trust Series 2020-HQA4, Class B1(d) (1M USD LIBOR + 5.250%)
879,000	5.707	09/25/50	895,408
FHLMC STACR REMIC Trust Series 2020-HQA4, Class M2(d) (1M USD LIBOR + 3.150%)
59,086	3.607	09/25/50	59,151
FHLMC STACR REMIC Trust Series 2021-DNA1, Class B2(d) (1M SOFR + 4.750%)
1,022,000	4.849	01/25/51	882,843
FHLMC STACR REMIC Trust Series 2021-DNA6, Class B1(d) (1M SOFR + 3.400%)
257,000	3.499	10/25/41	242,824
FHLMC STACR REMIC Trust Series 2021-DNA6, Class B2(d) (1M SOFR + 7.500%)
760,000	7.599	10/25/41	716,490
FHLMC STACR REMIC Trust Series 2021-HQA2, Class M2(d) (1M SOFR + 2.050%)
890,000	2.149	12/25/33	840,533
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A(d) (1M SOFR + 1.000%)
850,000	1.099	01/25/42	838,390
FHLMC STACR REMIC Trust Series 2022-HQA1, Class M1B(d) (1M SOFR + 3.500%)
350,000	3.550	03/25/42	358,221
FHLMC STACR REMIC Trust Series 2022-HQA1, Class M2(d) (1M SOFR + 5.250%)
380,000	5.300	03/25/42	387,066
FNMA Connecticut Avenue Securities Series 2018-C01, Class 1M2 (1M USD LIBOR + 2.250%)
1,781,459	2.707	07/25/30	1,796,957
FNMA Connecticut Avenue Securities Series 2013-C01, Class M2 (1M USD LIBOR + 5.250%)
106,540	5.707	10/25/23	109,984
FNMA Connecticut Avenue Securities Series 2014-C01, Class M2 (1M USD LIBOR + 4.400%)
593,284	4.857	01/25/24	613,410
FNMA Connecticut Avenue Securities Series 2014-C02, Class 1M2 (1M USD LIBOR + 2.600%)
434,117	3.057	05/25/24	434,496

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	FNMA Connecticut Avenue Securities Series 2016-C01, Class 1M2 (1M USD LIBOR + 6.750%)
	$1,069,622	7.207%	08/25/28	$1,142,406
	FNMA Connecticut Avenue Securities Series 2016-C03, Class 1M2 (1M USD LIBOR + 5.300%)
	1,600,597	5.757	10/25/28	1,662,983
	FNMA Connecticut Avenue Securities Series 2021-R02, Class 2B1(d) (1M SOFR + 3.300%)
	1,350,000	3.399	11/25/41	1,250,346
	FNMA Connecticut Avenue Securities Series 2021-R02, Class 2B2(d) (1M SOFR + 6.200%)
	100,000	6.299	11/25/41	93,011
	FNMA Connecticut Avenue Securities Series 2022-R02, Class 1B1(d) (1M SOFR + 6.250%)
	153,000	6.349	03/25/42	156,648
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1 (1M USD LIBOR + 0.520%)
	1,913,969	0.977	06/25/35	1,724,127
	JPMorgan Mortgage Trust Series 2021-LTV2, Class A1(d)
	1,575,942	2.520	05/25/52	1,453,596
	JPMorgan Mortgage Trust Series 2022-LTV1, Class A2(d)
	509,798	3.520	07/25/52	487,377
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (-1x 3M GBP LIBOR + 0.969%)
GBP	1,686,339	0.952	11/15/49	2,215,978
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1 (12M MTA + 0.800%)
	$1,063,227	0.941	12/25/46	939,339
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
	161,798	0.991	12/25/46	143,829
	Mill City Mortgage Loan Trust Series 2017-2, Class A3(d)
	623,081	3.047	07/25/59	618,751
	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A (1M USD LIBOR + 0.480%)
	747,067	0.937	12/25/36	697,185
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
	2,032,113	1.141	01/25/46	1,819,348
	Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1 (1M USD LIBOR + 0.540%)
	1,356,675	0.997	02/25/46	852,229
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1 (12M MTA + 0.800%)
	2,313,228	0.941	09/25/46	2,143,659
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.410%)
	88,277	0.867	09/25/46	89,420
	Verus Securitization Trust Series 2021-8, Class A1(d)
	202,275	1.824	11/25/66	190,935

				52,444,100

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$74,808,138

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 3.2%
Sequential Fixed Rate – 1.9%
	3650R Commercial Mortgage Trust Series 2021-PF1 , Class AS
	1,050,000	2.778	11/15/54	968,582
	Banc of America Commercial Mortgage Trust Series 2016-UBS10, Class D(d)
	1,100,000	3.000	07/15/49	931,224
	BANK Series 2018-BN10, Class D(d)
	500,000	2.600	02/15/61	393,311
	BANK Series 2018-BN13, Class D(d)
	750,000	3.000	08/15/61	578,646
	BANK Series 2018-BN14, Class D(d)
	500,000	3.000	09/15/60	399,952
	BANK Series 2018-BN15, Class D(d)
	780,000	3.000	11/15/61	613,390
	BANK Series 2021-BNK38, Class A5
	1,050,000	2.521	12/15/64	978,899
	BANK Series 2021-BNK38, Class E(d)
	300,000	2.500	12/15/64	221,306
	BANK Series 2022-BNK39, Class A4
	2,400,000	2.928	02/15/55	2,317,507
	Benchmark Mortgage Trust Series 2019-B13, Class D(d)
	750,000	2.500	08/15/57	570,435
	Cantor Commercial Real Estate Lending Series 2019-CF2, Class E(d)
	1,200,000	2.500	11/15/52	865,717
	Citigroup Commercial Mortgage Trust Series 2017-P8, Class D(d)
	1,000,000	3.000	09/15/50	807,831
	COMM 2017-COR2 Mortgage Trust Series 2017-COR2, Class D(d)
	800,000	3.000	09/10/50	676,081
	COMM 2017-COR2 Mortgage Trust Series 2019-GC44, Class D(d)
	300,000	2.500	08/15/57	231,116
	CSMC Trust Series 2014-USA, Class E(d)
	1,550,000	4.373	09/15/37	1,304,844
	JPMBD Commercial Mortgage Trust Series 2017-C7, Class D(d)
	660,000	3.000	10/15/50	536,390
	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34, Class D(d)
	831,600	2.700	11/15/52	658,543
	Morgan Stanley Capital I Trust Series 2018-L1, Class D(d)
	900,000	3.000	10/15/51	704,371
	Wells Fargo Commercial Mortgage Trust Series 2017-RB1, Class D(d)
	500,000	3.401	03/15/50	432,624
	Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D(d)
	756,000	3.250	01/15/60	626,891

				14,817,660

Sequential Floating Rate(b) – 1.3%
	Barclays Commercial Mortgage Trust Series 2017-C1 Class D(d)
	550,000	3.491	02/15/50	470,887
	BX Trust Series 2021-ARIA, Class F(d) (1M USD LIBOR + 2.594%)
	2,550,000	2.991	10/15/36	2,473,789

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	CFCRE Commercial Mortgage Trust Series 2016-C6, Class D(d)
	$850,000	4.196%	11/10/49	$719,519
	Citigroup Commercial Mortgage Trust Series 2016-GC36, Class C
	400,000	4.750	02/10/49	379,522
	CSAIL 2018-C14 Commercial Mortgage Trust Series 2018-C14, Class D(d)
	650,000	4.924	11/15/51	567,705
	DBJPM 16-C1 Mortgage Trust Series 2016-C1, Class D(d)
	1,000,000	3.326	05/10/49	763,611
	DBJPM 17-C6 Mortgage Trust Series 2017-C6, Class D(d)
	1,100,000	3.218	06/10/50	951,884
	JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class D(d)
	600,000	3.071	12/15/49	504,914
	Octagon Finance NO 1 DAC, Class A(h) (-1X 3M Euribor + 2.370%)
EUR	842,510	1.847	01/17/23	899,405
	Ready Capital Mortgage Financing LLC Series 2021-FL7, Class A(d) (1M USD LIBOR + 1.200%)
	$1,999,721	1.657	11/25/36	1,981,019
	Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class D(d)
	817,000	3.041	12/15/59	680,238

				10,392,493

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$25,210,153

Federal Agencies – 8.7%
FHLMC – 0.1%
	$11,517	5.000%	01/01/33	$12,314
	324	5.000	03/01/33	346
	4,619	5.000	04/01/33	4,940
	570	5.000	05/01/33	610
	2,049	5.000	06/01/33	2,192
	13,967	5.000	07/01/33	14,939
	21,218	5.000	08/01/33	22,673
	2,544	5.000	09/01/33	2,710
	4,692	5.000	10/01/33	5,019
	12,412	5.000	11/01/33	13,276
	4,670	5.000	12/01/33	4,996
	4,545	5.000	01/01/34	4,862
	13,919	5.000	02/01/34	14,902
	6,735	5.000	03/01/34	7,240
	11,766	5.000	04/01/34	12,661
	15,979	5.000	05/01/34	17,100
	228,002	5.000	06/01/34	244,048
	5,549	5.000	11/01/34	5,970
	57,683	5.000	04/01/35	61,698
	1,155	5.000	11/01/35	1,235

				453,731

GNMA – 4.9%
	11,095,927	4.500	12/20/48	11,530,205
	4,363,738	5.000	12/20/48	4,546,602
	8,670,103	4.500	01/20/49	9,007,405
	13,000,000	4.500	TBA-30yr	13,450,330

				38,534,542

Mortgage-Backed Obligations – (continued)
UMBS – 0.4%
	577	5.000	09/01/22	577
	282	5.000	04/01/23	284
	271	5.500	05/01/25	271
	20,598	4.500	08/01/37	22,054
	4,015	4.500	04/01/39	4,231
	6,345	4.000	08/01/39	6,613
	2,869	4.000	09/01/39	2,991
	25,689	4.500	10/01/39	27,009
	2,554	4.500	05/01/41	2,720
	11,696	4.500	06/01/41	12,458
	9,033	4.500	08/01/41	9,650
	3,778	4.500	10/01/41	4,024
	717	4.500	11/01/42	765
	12,922	4.500	12/01/43	13,724
	684,860	4.500	11/01/48	713,045
	116,090	4.500	01/01/49	120,614
	564,113	4.500	06/01/49	585,421
	571,467	4.500	06/01/49	593,379
	666,966	4.500	08/01/49	692,279
	555,872	4.500	01/01/50	576,869

				3,388,978

UMBS, 30 Year, Single Family(i) – 3.3%
	13,000,000	2.500	TBA-30yr	12,404,844
	13,000,000	5.000	TBA-30yr	13,667,338

				26,072,182

	TOTAL FEDERAL AGENCIES			$68,449,433

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $165,394,118)			$168,467,724

Asset-Backed Securities – 11.1%
Collateralized Loan Obligations(d) – 9.6%
	Apidos CLO XXIII Series 2015-23A, Class AR(b) (3M USD LIBOR + 1.220%)
	$2,600,000	1.461%	04/15/33	$2,583,685
	Barings CLO Ltd. IV Series 2020-4A, Class D1(b) (3M USD LIBOR + 3.700%)
	1,000,000	3.954	01/20/32	1,000,184
	Birch Grove CLO Ltd. Series 2022-4A, Class D(b) (3M LIBOR + 3.860%)
	1,400,000	4.568	04/15/34	1,366,840
	Cathedral Lake VII Ltd. Series 2021-7RA, Class C(b) (3M USD LIBOR + 2.570%)
	750,000	2.811	01/15/32	722,207
	Cathedral Lake VII Ltd. Series 2021-7RA, Class D(b) (3M USD LIBOR + 4.280%)
	1,625,000	4.521	01/15/32	1,557,268
	CFIP CLO, Ltd. Series 2017-1A, Class DR(b) (3M USD LIBOR + 3.820%)
	2,200,000	4.061	10/18/34	2,133,428
	Crown City CLO I Series 2020-1A, Class A1AR(b) (3M USD LIBOR + 1.190%)
	2,000,000	1.444	07/20/34	1,973,146

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(d) – (continued)
	Crown Point CLO 9, Ltd. Series 2020-9A, Class AR(b) (3M USD LIBOR + 1.190%)
	$8,900,000	1.428%		07/14/34	$8,849,403
	Elmwood CLO IV Ltd. Series 2020-1A, Class A(b) (3M USD LIBOR + 1.240%)
	3,500,000	1.481		04/15/33	3,485,405
	HalseyPoint CLO I Ltd. Series 2019-1A, Class A1A1(b) (3M USD LIBOR + 1.350%)
	9,400,000	1.604		01/20/33	9,319,047
	LCCM Trust Series 2021-FL2, Class A(b) (1M USD LIBOR + 1.200%)
	1,150,000	1.597		12/13/38	1,142,367
	MAN GLG US. Ltd. Series CLO 2021-1A, Class A1(b) (3M USD LIBOR + 1.300%)
	6,700,000	1.541		07/15/34	6,637,462
	Marble Point CLO XIX Ltd. Series 2020-3A, Class D(b) (3M USD LIBOR + 3.900%)
	1,000,000	4.148		01/19/34	1,002,768
	MF1 Trust Series 2021-FL6, Class A(b) (1M USD LIBOR + 1.100%)
	1,400,000	1.568		07/16/36	1,388,806
	MidOcean Credit CLO VI Series 2016-6A, Class D1R(b) (3M USD LIBOR + 3.520%)
	1,400,000	3.774		04/20/33	1,340,142
	Ocean Trails CLO XI Series 21-11A, Class D(b) (3M USD LIBOR + 3.700%)
	3,000,000	3.954		07/20/34	2,869,431
	Octagon Investment Partners XIV Ltd. Series 2012-1A, Class CRR(b) (3M USD LIBOR + 3.900%)
	1,600,000	4.141		07/15/29	1,576,757
	OZLM Ltd. Series 2015-14A, Class CRR(b) (3M USD LIBOR + 3.390%)
	2,200,000	3.631		07/15/34	2,187,570
	Stellar Jay Ireland DAC Series 2021-1, Class A
	2,212,830	3.967		10/15/41	2,073,995
	TCW CLO AMR Ltd. Series 2019-1A, Class DR(b) (3M USD LIBOR + 3.670%)
	2,300,000	4.129		08/16/34	2,260,918
	THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR(b) (3M USD LIBOR + 3.720%)
	1,400,000	3.961		04/18/36	1,363,495
	Tikehau US CLO I Ltd. Series 2021-1A, Class E(b) (3M USD LIBOR + 6.910%)
	1,000,000	7.126		01/18/35	925,002
	Tralee CLO VII Ltd. Series 2021-7A, Class D(b) (3M USD LIBOR + 3.180%)
	2,150,000	3.438		04/25/34	2,054,157
	Venture CDO Ltd. Series 2020-39A, Class A1(b) (3M USD LIBOR + 1.280%)
	6,200,000	1.521		04/15/33	6,158,776
	Voya CLO Ltd. Series 2019-1A, Class AR(b) (3M USD LIBOR + 1.060%)
	3,900,000	1.301		04/15/31	3,864,510
	Zais CLO 15 Ltd. Series 2020-15A, Class A1R(b) (3M USD LIBOR + 1.350%)
	6,000,000	1.628		07/28/32	5,987,406

					75,824,175

Asset-Backed Securities – (continued)
Home Equity(b) – 0.3%
	Lehman XS Trust Series 2007-3, Class 1BA2 (6M USD LIBOR + 0.500%)
	$92,858	1.329		03/25/37	89,658
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A (1M USD LIBOR + 0.340%)
	704,235	0.797		11/25/36	175,842
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-BC3, Class 2A4 (1M USD LIBOR + 0.260%)
	247,000	0.717		05/25/47	220,621
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1 (1M USD LIBOR + 0.430%)
	2,547,660	0.887		03/25/37	1,968,098

					2,454,219

Student Loan(b) – 1.2%
	SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
	9,467,022	1.258		10/25/21	9,445,747

	TOTAL ASSET-BACKED SECURITIES
	(Cost $88,593,862)				$87,724,141

Foreign Debt Obligations – 2.2%
Sovereign – 2.2%
	Kingdom of Bahrain(d)
	$700,000	5.625%		05/18/34	$659,750
	Perusahaan Penerbit SBSN(d)
	1,020,000	2.550		06/09/31	974,212
	Republic of Indonesia
	560,000	3.050		03/12/51	506,162
	200,000	3.350		03/12/71	168,522
	Republic of Ivory Coast
	530,000	4.875		01/30/32	514,965
	1,990,000	6.125		06/15/33	1,916,992
	Republic of Nigeria
	1,030,000	7.875		02/16/32	966,912
	590,000	7.696		02/23/38	513,300
	Republic of Nigeria
	210,000	7.375		09/28/33	190,680
	Republic of Oman
	1,410,000	4.750		06/15/26	1,415,287
	1,110,000	5.375		03/08/27	1,137,750
	Republic of Qatar
	470,000	3.750	(d)	04/16/30	494,675
	440,000	4.625		06/02/46	501,600
	480,000	4.400	(d)	04/16/50	538,200
	Republic of Romania
EUR	1,620,000	3.624	(d)	05/26/30	1,751,802
	230,000	2.000	(d)	01/28/32	211,501
	200,000	3.375	(d)	01/28/50	177,000
	120,000	3.375		01/28/50	106,200
	$1,660,000	4.000	(d)	02/14/51	1,452,500
	Republic of Turkey
	700,000	5.250		03/13/30	588,569
	Republic of Turkey
	230,000	5.750		05/11/47	171,106

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Ukraine Government Bond(d)
EUR	1,550,000	4.375%		01/27/30	$703,022
	United Mexican States(c)
	$1,520,000	2.659		05/24/31	1,384,720
	540,000	3.771		05/24/61	437,130

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $19,878,207)				$17,482,557

Municipal Debt Obligations – 1.2%
Illinois – 1.2%
	Illinois State GO Bonds Build America Series 2010(c)
	$4,470,000	7.350%		07/01/35	$5,198,348
	Illinois State GO Bonds Taxable-Pension Series 2003
	4,280,000	5.100		06/01/33	4,551,384

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $9,133,745)				$9,749,732

U.S. Treasury Obligations – 20.4%
	United States Treasury Bonds
	$47,420,000	3.000	%(j)	02/15/47	$51,035,775
	10,000	2.750		11/15/47	10,361
	57,700,000	2.375	(j)	11/15/49	56,365,688
	59,500,000	2.000		02/15/50	53,531,406

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $181,939,088)				$160,943,230

Shares	Dividend Rate	Value

Investment Company(k) – 2.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
16,817,687	0.253%	$16,817,687
(Cost $16,817,687)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 12.6%
Certificates of Deposit – 3.9%
Svenska Handelsbanken AB(b) (SOFR + 0.510%)
$3,952,000	0.760%	03/28/23	$3,952,474
First Abu Dhabi Bank PJSC(d)
7,824,000	0.680	07/01/22	7,824,000
ASB Bank Ltd.(b)(d) (SOFR + 0.790%)
5,251,000	0.840	09/15/22	5,259,608
BNZ International Funding Ltd.(b)(d) (SOFR + 0.700%)
4,013,000	0.750	09/09/22	4,018,402
Cooperatieve Rabobank UA
3,953,000	1.500	10/17/22	3,952,914

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Credit Agricole
5,600,000	0.800	05/16/22	5,602,137

			30,609,535

Commercial Paper(l) – 8.7%
Xcel Energy, Inc.(d)
7,500,000	0.000	06/13/22	7,481,454
AT&T, Inc(d)
3,000,000	0.000	06/21/22	2,991,383
Banque Et Caisse
9,900,000	0.000	07/20/22	9,869,078
BASF SE Aktiengesellsch(d)
3,951,000	0.000	09/06/22	3,921,422
Enbridge, Inc.(d)
5,000,000	0.000	01/19/23	4,906,084
Entergy Corp.(d)
4,034,000	0.000	06/07/22	4,027,104
Fidelity National Information Services, Inc.(d)
8,000,000	0.000	04/12/22	7,998,294
Macquarie Bank Ltd.(d)
6,500,000	0.000	06/22/22	6,483,980
Nutrien Ltd.(d)
3,105,000	0.000	05/05/22	3,101,960
2,971,000	0.000	05/09/22	2,967,691
Svenska Handlsbnkn A(d)
1,000,000	0.000	07/01/22	997,876
Transcanada Pipelines Ltd.(d)
6,039,000	0.000	05/09/22	6,032,536
VW Cr, Inc.(d)
8,077,000	0.000	06/13/22	8,057,027

			68,835,889

TOTAL SHORT-TERM INVESTMENTS
(Cost $99,483,952)			$99,445,424

TOTAL INVESTMENTS – 99.0%
(Cost $850,396,814)			$780,766,016

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			7,959,868

NET ASSETS – 100.0%			$788,725,884

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Pay-in-kind securities.

(f)	Security is currently in default and/or non-income producing.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $39,522,512 which represents approximately 5.0% of the Fund’s net assets as of March 31, 2022.

(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Represents an affiliated issuer.

(l)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PIK	—Payment in Kind
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate
UMBS	—Uniform Mortgage Backed Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	AUD	1,107,304	EUR	738,468	06/15/22	$10,336
	AUD	68,768	NZD	73,332	04/11/22	651
	AUD	8,245,363	USD	5,939,700	04/21/22	231,823
	AUD	22,479,846	USD	16,403,880	06/15/22	440,183
	BRL	5,236,335	USD	1,019,430	04/04/22	79,040
	CAD	10,569,600	USD	8,352,511	04/26/22	101,069

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	CAD	9,805,448	USD	7,710,739	06/15/22	$131,159
	CHF	739,493	EUR	720,971	06/15/22	2,983
	CHF	2,916,942	USD	3,157,836	06/15/22	9,343
	CLP	1,855,172,267	USD	2,303,697	04/27/22	42,676
	CNH	9,320,011	USD	1,451,715	04/19/22	13,042
	CNH	9,638,671	USD	1,509,108	04/22/22	5,428
	CNH	9,828,107	USD	1,540,697	04/25/22	3,296
	CZK	20,532,426	USD	880,000	06/15/22	42,062
	EUR	1,477,731	CHF	1,497,775	06/15/22	13,342
	EUR	2,375,977	USD	2,611,630	04/05/22	17,151
	EUR	4,846,043	USD	5,317,460	04/06/22	44,347
	EUR	5,697,459	USD	6,248,255	05/05/22	61,560
	EUR	2,390,122	USD	2,636,168	06/15/22	15,779
	GBP	1,928,766	USD	2,525,191	04/25/22	8,117
	GBP	865,999	USD	1,134,422	06/15/22	2,873
	HUF	109,754,296	USD	321,201	06/15/22	5,756
	IDR	22,942,202,529	USD	1,594,635	05/13/22	2,702
	IDR	11,615,891,334	USD	803,645	06/15/22	4,122
	ILS	1,286,906	USD	399,211	04/26/22	4,233
	INR	243,810,509	USD	3,199,823	04/04/22	12,237
	JPY	253,345,470	USD	2,062,808	06/15/22	22,531
	KRW	1,990,984,146	USD	1,619,806	04/11/22	18,601
	MXN	70,728,557	USD	3,421,144	04/12/22	127,432
	MXN	84,005,687	USD	4,033,304	06/15/22	132,503
	NOK	46,301,442	USD	5,130,588	06/15/22	126,128
	NZD	7,725,797	AUD	7,082,137	06/15/22	40,689
	NZD	14,289,508	USD	9,754,046	06/15/22	136,245
	PLN	2,918,502	EUR	621,783	04/25/22	4,605
	PLN	3,877,494	USD	900,774	05/05/22	18,920
	RUB	20,538,880	USD	162,363	05/04/22	76,423
	SEK	30,896,098	EUR	2,943,616	06/15/22	26,397
	SEK	50,728,329	USD	5,306,296	04/08/22	89,689
	SEK	28,843,946	USD	2,992,162	06/15/22	81,617
	SGD	10,086,900	USD	7,423,997	04/06/22	18,005
	SGD	3,738,133	USD	2,748,693	06/15/22	9,368
	TRY	15,726,911	USD	1,007,135	06/14/22	4,971
	TWD	22,814,710	USD	792,370	04/15/22	4,375
	USD	702,617	AUD	937,088	06/15/22	461
	USD	741,336	BRL	3,523,272	04/04/22	2,230
	USD	789,214	CNH	5,032,862	06/15/22	726
	USD	629,584	CZK	13,953,458	06/15/22	2,967
	USD	783,179	EUR	706,145	04/06/22	1,879
	USD	18,113,867	EUR	15,985,746	05/05/22	409,988
	USD	3,028,472	EUR	2,722,283	06/15/22	7,979
	USD	11,501,375	GBP	8,479,706	04/05/22	362,521
	USD	844,591	GBP	642,922	04/25/22	155
	USD	1,962,775	GBP	1,486,146	06/15/22	11,057
	USD	3,890,136	INR	294,667,880	04/04/22	8,060
	USD	3,216,196	INR	243,810,509	04/05/22	5,508
	USD	5,795,624	INR	437,299,424	04/13/22	47,656
	USD	9,572,076	JPY	1,120,999,944	06/15/22	344,892
	USD	6,619,570	KRW	7,962,015,611	04/11/22	67,525

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD	1,223,311	NOK	10,638,246	04/25/22	$15,328
	USD	1,322,675	NZD	1,904,464	05/12/22	3,714
	USD	1,397,092	NZD	2,015,854	06/15/22	1,845
	USD	5,435,673	PLN	21,738,000	05/06/22	280,252
	USD	553,832	SEK	5,010,717	04/08/22	20,841
	USD	3,569,000	TRY	34,439,066	06/14/22	1,352,673
	USD	532,363	TWD	14,772,529	04/15/22	16,470
	ZAR	23,285,163	USD	1,507,130	04/08/22	84,781
	ZAR	27,696,828	USD	1,864,613	04/25/22	24,766
	ZAR	16,835,189	USD	1,085,192	04/26/22	63,097
	ZAR	24,984,851	USD	1,639,135	06/15/22	54,039

TOTAL						$5,435,219

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	1,078,193	EUR	732,063	06/15/22	$(4,370)
	BRL	5,046,526	USD	1,052,996	05/03/22	(2,796)
	CAD	1,012,876	EUR	730,127	06/15/22	(62)
	CHF	3,179,896	EUR	3,114,598	06/15/22	(3,094)
	CLP	249,708,776	USD	316,468	06/15/22	(3,212)
	CNH	2,634,435	USD	413,790	04/28/22	(3)
	COP	5,178,249,913	USD	1,366,167	05/16/22	(2,372)
	EUR	706,089	CAD	984,231	06/15/22	(3,702)
	EUR	740,113	CZK	19,276,248	06/15/22	(44,461)
	EUR	224,910	PLN	1,061,103	04/25/22	(2,954)
	EUR	500,045	SEK	5,229,475	04/25/22	(2,854)
	EUR	2,717,416	SEK	28,843,260	06/15/22	(58,613)
	EUR	8,810,333	USD	10,046,527	05/05/22	(289,270)
	EUR	4,120,875	USD	4,600,254	06/15/22	(27,963)
	GBP	6,996,821	USD	9,313,889	04/05/22	(122,940)
	GBP	1,543,248	USD	2,033,418	06/15/22	(6,709)
	IDR	23,096,671,857	USD	1,612,080	05/13/22	(3,989)
	ILS	1,126,975	USD	354,138	04/26/22	(833)
	INR	243,810,509	USD	3,217,865	04/04/22	(5,805)
	INR	487,621,018	USD	6,429,277	04/05/22	(7,900)
	INR	377,040,291	USD	5,013,304	04/13/22	(57,397)
	INR	8,355,838	USD	109,981	05/05/22	(531)
	INR	60,367,850	USD	790,000	06/15/22	(2,776)
	JPY	72,133,500	USD	626,889	04/22/22	(34,118)
	JPY	660,495,972	USD	5,689,108	06/15/22	(252,428)
	KRW	4,896,294,069	USD	4,072,571	04/11/22	(43,348)
	KRW	399,147,931	USD	329,384	06/15/22	(1,035)
	NOK	20,954,024	EUR	2,177,733	06/15/22	(37,330)
	NOK	47,175,934	USD	5,404,346	06/15/22	(48,348)
	NZD	147,529	USD	102,533	04/28/22	(331)
	NZD	149,803	USD	104,188	04/29/22	(413)
	PLN	22,656,999	USD	5,665,472	05/06/22	(292,100)
	RUB	46,052,126	USD	595,835	05/04/22	(60,432)
	SEK	9,520,803	EUR	921,350	04/25/22	(6,943)

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	SEK	23,148,528	USD	2,493,662	06/15/22	$(26,820)
	TRY	18,712,155	USD	1,785,000	06/14/22	(580,779)
	TWD	22,649,175	USD	799,477	06/15/22	(5,744)
	USD	5,230,927	AUD	7,208,830	04/21/22	(164,767)
	USD	1,265,777	AUD	1,758,683	06/15/22	(51,998)
	USD	329,721	BRL	1,713,063	04/04/22	(29,643)
	USD	5,049,243	CAD	6,401,415	04/26/22	(70,617)
	USD	6,391,835	CAD	8,198,222	06/15/22	(164,687)
	USD	1,726,736	CHF	1,607,130	04/25/22	(13,950)
	USD	4,092,696	CHF	3,797,473	06/15/22	(30,551)
	USD	666,860	CLP	540,996,581	04/27/22	(17,379)
	USD	473,030	CLP	378,637,208	06/15/22	(1,964)
	USD	1,541,216	CNH	9,833,608	04/22/22	(3,950)
	USD	4,791,949	CNH	30,724,005	06/15/22	(21,514)
	USD	1,346,606	COP	5,340,640,073	05/16/22	(59,959)
	USD	2,471,564	EUR	2,247,546	04/05/22	(15,121)
	USD	5,152,362	EUR	4,670,186	04/06/22	(14,872)
	USD	4,636,988	EUR	4,206,158	05/05/22	(21,246)
	USD	5,987,456	EUR	5,451,158	06/15/22	(60,846)
	USD	842,858	GBP	642,922	04/25/22	(1,578)
	USD	21,166,628	GBP	16,135,787	06/15/22	(24,089)
	USD	1,959,207	HUF	687,573,705	06/15/22	(89,065)
	USD	2,812,812	IDR	40,720,512,613	05/31/22	(20,708)
	USD	354,696	ILS	1,148,064	04/18/22	(5,172)
	USD	1,922,550	ILS	6,195,942	04/26/22	(19,873)
	USD	1,411,430	ILS	4,565,804	06/15/22	(22,757)
	USD	2,536,604	INR	192,953,138	04/04/22	(5,440)
	USD	3,199,403	INR	243,810,509	04/05/22	(11,285)
	USD	817,683	INR	62,771,098	04/13/22	(7,395)
	USD	2,415,528	INR	186,791,479	06/15/22	(20,316)
	USD	1,128,948	KRW	1,378,960,925	06/15/22	(5,420)
	USD	1,942,634	MXN	40,331,783	04/12/22	(80,883)
	USD	1,831,257	NOK	16,259,192	04/25/22	(14,990)
	USD	4,509,538	NOK	40,513,834	06/15/22	(90,096)
	USD	6,104,728	NZD	8,943,913	06/15/22	(85,682)
	USD	652,853	RUB	66,591,006	04/21/22	(136,681)
	USD	5,149,692	SEK	48,684,486	04/08/22	(28,889)
	USD	2,700,277	SEK	26,023,987	06/15/22	(72,991)
	USD	7,411,779	SGD	10,087,372	04/06/22	(30,572)
	USD	1,806,577	TRY	29,764,589	06/15/22	(107,364)
	USD	3,314,000	TWD	95,480,980	04/15/22	(20,428)
	ZAR	9,411,890	USD	642,970	04/25/22	(924)

TOTAL						$(3,690,437)

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2022, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/22	$(42,000,000)	$(39,934,810)
UMBS, 30 Year, Single Family	2.000	TBA-30yr	04/13/22	(22,000,000)	(20,419,093)
UMBS, 30 Year, Single Family	4.500	TBA-30yr	04/13/22	(4,000,000)	(4,149,376)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	04/13/22	(45,000,000)	(44,026,173)

TOTAL (Proceeds Receivable: $(110,308,867))					$(108,529,452)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year U.S. Treasury Notes	1,363	06/21/22	$167,478,625	$(3,427,749)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(817)	06/21/22	(144,711,125)	4,982,530
2 Year U.S. Treasury Notes	(869)	06/30/22	(184,160,110)	1,886,251
5 Year German Euro-Bobl	(20)	06/08/22	(2,851,027)	15,236
5 Year U.S. Treasury Notes	(936)	06/30/22	(107,347,500)	1,471,249
10 Year German Euro-Bund	(8)	06/08/22	(1,404,141)	24,580
10 Year U.S. Treasury Notes	(587)	06/21/22	(79,520,156)	2,502,212
20 Year U.S. Treasury Bonds	(139)	06/21/22	(20,858,688)	640,176

Total				$11,522,234

TOTAL FUTURES CONTRACTS				$8,094,485

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M NZDOR(a)	1.250%(b)	12/15/22	NZD	28,120		$(101,510)	$(22,309)	$(79,201)
1M BID Avg(c)	12.400(c)	01/02/23	BRL	25,920		44,509	(1,020)	45,529
5.800%(c)	1M BID Avg(c)	01/02/23		67,660		679,557	28,939	650,618
1.290(d)	12M SOFR(d)	01/12/24		$143,430	(e)	2,099,064	455,932	1,643,132
1.730(d)	12M SOFR(d)	02/09/24		38,050	(e)	407,565	827	406,738
3M AUDOR(a)	2.480(a)	03/14/24	AUD	39,210	(e)	(186,161)	129	(186,290)
2.500(d)	12M SOFR(d)	03/14/24		$28,590	(e)	98,753	56,540	42,213
6M EURO(b)	(0.500)(f)	03/16/24	EUR	840		(18,197)	(13,992)	(4,205)
12M GBP(f)	0.250(f)	03/16/24	GBP	23,070		(1,013,103)	(1,522,130)	509,027
3M STIBOR(a)	0.500(f)	03/16/24	SEK	739,420		(1,231,413)	(2,868,088)	1,636,675
3M KWCDC(a)	1.500(a)	03/16/24	KRW	1,291,290		(21,746)	(16,318)	(5,428)
0.250(f)	12M SOFR(f)	03/16/24		$35,510		1,365,322	328,783	1,036,539
3M CNY(a)	2.250(a)	03/16/24	CNY	71,600		1,733	34,458	(32,725)
3M NZDOR(a)	2.750(b)	03/16/24	NZD	150,810		(1,008,208)	320,456	(1,328,664)

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.750%(f)	12M SOFR(f)	03/16/24		$80,200	(e)	$961,887	$246,535	$715,352
1.000(b)	3M CDOR(b)	03/16/24	CAD	21,500		561,416	344,280	217,136
(0.500)(f)	6M EURO(b)	03/16/24	EUR	2,400		51,994	(17,933)	69,927
0.250(f)	3M EURO(a)	03/16/24		69,370	(e)	428,504	392,779	35,725
3M CDOR(b)	2.500%(b)	03/22/24	CAD	71,680		(209,286)	(61,528)	(147,758)
2.000(f)	12M SOFR(f)	03/24/24		$43,610		190,799	118,016	72,783
	Mexico IB TIIE
8.700(c)	28D(c)	06/12/24	MXN	440,320	(e)	17,097	100	16,997
12M EURO(f)	0.250(f)	06/15/24	EUR	17,120		(102,297)	(102,297)	—
3M STIBOR(a)	0.750(f)	06/15/24	SEK	532,790	(e)	(914,623)	(948,338)	33,715
3M CNY(a)	2.250(a)	06/15/24	CNY	77,070	(e)	(4,165)	31,219	(35,384)
6.100(a)	3M JIBAR(a)	06/15/24	ZAR	211,552	(e)	54,775	69,466	(14,691)
2.000(f)	6M NIBOR(b)	06/15/24	NOK	397,960	(e)	604,670	561,421	43,249
2.000(f)	6M GBP(f)	06/15/24	GBP	15,490	(e)	62,823	62,823	—
4.750(f)	6M WIBOR(b)	06/15/24	PLN	104,473	(e)	517,504	565,313	(47,809)
1M LIBOR + 0.090%(a)	12M SOFR(a)	07/25/24		$522,840		144,722	175,496	(30,774)
1M BID Avg(c)	12.060(c)	01/02/25	BRL	51,360		137,132	(94,052)	231,184
(0.250)(f)	6M EURO(b)	03/16/25	EUR	5,670		189,841	10,878	178,963
6M CDOR(b)	2.070(b)	12/18/25	CAD	40,990	(e)	(562,496)	(158,071)	(404,425)
1M BID Avg(c)	11.230(c)	01/04/27	BRL	490		846	649	197
0.000(f)	12M LIBOR(f)	03/16/27		$600		31,457	(619)	32,076
6M EURO(b)	(0.250)(f)	03/16/27	EUR	16,980		(1,117,736)	(688,692)	(429,044)
12M JYOR(f)	0.000(f)	03/16/27	JPY	66,800		(2,793)	(2,732)	(61)
3M STIBOR(a)	0.750(f)	03/16/27	SEK	549,060		(2,885,606)	(1,122,616)	(1,762,990)
6M AUDOR(b)	1.250(b)	03/16/27	AUD	120,140		(7,032,214)	(4,066,493)	(2,965,721)
1.000(f)	12M SOFR(f)	03/16/27		$139,000		8,042,532	5,093,297	2,949,235
3M NZDOR(a)	2.750(b)	03/16/27	NZD	59,590		(1,175,026)	(206,220)	(968,806)
1.750(b)	6M CDOR(b)	03/16/27	CAD	9,770		377,337	(146,368)	523,705
0.000(f)	12M CHFOR(f)	03/16/27	CHF	9,620	(e)	393,925	420,744	(26,819)
(0.250)(f)	6M EURO(b)	03/16/27	EUR	1,430		94,132	(10,784)	104,916
0.250(f)	6M EURO(f)	03/16/27		2,690		236	(10)	246
0.500(f)	12M GBP(f)	03/16/27	GBP	27,480		2,358,610	143,814	2,214,796
0.000(f)	12M JYOR(f)	03/16/27	JPY	—		—	42	(42)
2.000(f)	6M NIBOR(b)	03/16/27	NOK	14,460		64,554	(40,838)	105,392
6M EURO(b)	1.323(f)	03/31/27	EUR	14,420	(e)	19,781	(143,376)	163,157
3M CNY(a)	2.250(a)	06/15/27	CNY	38,690	(e)	(59,780)	(30,099)	(29,681)
12M SOFR(f)	1.810(f)	02/09/28		$39,420	(e)	(938,098)	(20,167)	(917,931)
1.960%(b)	3M CDOR(b)	12/18/28	CAD	33,280	(e)	1,094,927	357,926	737,001
6M EURO(b)	1.250(b)	12/19/28	EUR	2,630		(4,542)	—	(4,542)
1.250(f)	6M EURO(b)	12/19/28		2,630		(48,201)	(52,674)	4,473
0.000(f)	6M EURO(b)	03/16/29		970		77,247	(462)	77,709
1.311(f)	6M EURO(b)	03/30/29		29,510	(e)	(7,192)	(293,371)	286,179
12M SOFR(f)	2.130(f)	11/15/31		$37,700	(e)	(100,203)	(190,371)	90,168
12M CHFOR(f)	0.250(f)	03/16/32	CHF	48,330		(3,134,491)	(1,656,476)	(1,478,015)
6M EURO(b)	0.250(f)	03/16/32	EUR	39,330		(2,752,945)	(2,654,079)	(98,866)
12M JYOR(f)	1.000(f)	03/16/32	JPY	157,660		(30,863)	(30,863)	—
0.750(f)	12M GBP(f)	03/16/32	GBP	45,490		4,933,453	(206,741)	5,140,194
6M AUDOR(b)	2.000(b)	03/16/32	AUD	14,430		(1,004,081)	10,603	(1,014,684)
3M CDOR(b)	2.000(b)	03/16/32	CAD	44,410		(2,695,404)	(1,943,913)	(751,491)
6M NIBOR(b)	2.000(f)	03/16/32	NOK	289,000		(2,111,363)	(471,085)	(1,640,278)
2.750(b)	3M NZDOR(a)	03/16/32	NZD	14,710		532,080	(122,969)	655,049

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.500%(f)	12M SOFR(f)	03/16/32		$104,440		$5,719,564	$2,259,400	$3,460,164
1.000(a)	3M STIBOR(a)	03/16/32	SEK	278,500		2,371,664	1,858,816	512,848
0.250(b)	6M EURO(b)	03/16/32	EUR	50,230		4,952,293	3,556,924	1,395,369
0.250(b)	6M EURO(b)	03/16/32		470		95	(2)	97
0.000(f)	12M JYOR(f)	03/16/32	JPY	—		—	331	(331)
12M CHFOR(f)	0.500%(f)	03/17/32	CHF	29,380	(e)	(1,119,273)	(455,955)	(663,318)
6M EURO(b)	0.500(f)	03/17/32	EUR	72,180	(e)	(3,388,996)	(2,258,624)	(1,130,372)
3M STIBOR(a)	1.000(f)	03/17/32	SEK	88,810	(e)	(402,044)	(227,678)	(174,366)
1.500(f)	12M SOFR(f)	03/17/32		$84,030	(e)	1,736,304	880,908	855,396
1.000(f)	12M GBP(f)	03/17/32	GBP	11,360	(e)	270,625	168,597	102,028
6M EURO(b)	1.489(f)	03/29/32	EUR	10,040	(e)	847	(99,772)	100,619
Mexico IB TIIE 28D(c)	8.400(c)	06/02/32	MXN	42,650	(e)	27,943	8,297	19,646
3M KWCDC(a)	2.500(a)	06/15/32	KRW	7,319,440	(e)	(99,156)	27,635	(126,791)
3.750(f)	6M WIBOR(b)	06/15/32	PLN	14,327	(e)	261,947	162,052	99,895
3M JIBAR(a)	8.000(a)	06/15/32	ZAR	51,575	(e)	(11,799)	(57,683)	45,884
1.850(f)	12M SOFR(f)	02/09/33		$20,630	(e)	591,470	14,138	577,332
3M CDOR(b)	2.100(b)	12/18/33	CAD	9,210	(e)	(538,303)	15,397	(553,700)
0.500(f)	6M EURO(b)	03/16/42	EUR	740		107,665	(27,347)	135,012
3M CDOR(b)	2.250(b)	12/15/51	CAD	5,020		(484,099)	(252,818)	(231,281)
1.750(f)	12M SOFR(f)	03/16/52		$6,820		349,391	(704,155)	1,053,546

TOTAL						$6,513,179	$(5,228,168)	$11,741,347

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Payments made monthly.
(d)	Payments made at maturity.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(f)	Payments made annually.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 8	3.000%	9.005%	MS & Co. Int. PLC	10/17/57	$600	$(78,025)	$(92,639)	$14,614
Markit CMBX Series 10	3.000	5.888	MS & Co. Int. PLC	11/17/59	5,900	(640,028)	(936,414)	296,386
Markit CMBX Series 11	3.000	4.763	MS & Co. Int. PLC	11/18/54	4,100	(324,968)	(910,068)	585,100
Markit CMBX Series 10	3.000	5.888	Citibank NA	11/17/59	950	(103,054)	(84,326)	(18,728)
Markit CMBX Series 11	3.000	4.763	Citibank NA	11/18/54	2,400	(190,226)	(270,804)	80,578
Markit CMBX Series 8	3.000	9.005	Citibank NA	10/17/57	2,250	(292,593)	(596,979)	304,386

TOTAL						$(1,628,894)	$(2,891,230)	$1,262,336

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Republic of Germany, 6.000%, 06/20/16	2.500%	3.471%	12/20/26	$19,000	$1,205,605	$973,082	$232,523
CDX.NA.IG Index 37	1.000	0.614	12/20/26	299,450	5,204,065	4,851,826	352,239
Kingdom of Spain, 5.500%, 07/30/17	1.000	1.007	06/20/27	28,630	(1,049)	(107,218)	106,169
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.389	12/20/25	390	8,687	4,870	3,817
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.467	12/20/26	2,550	61,773	53,913	7,860
Republic of Brazil, 4.250%, 01/07/25	1.000	2.071	06/20/27	5,250	(264,787)	(291,643)	26,856
Republic of Chile, 3.875%, 08/05/20	1.000	0.629	12/20/26	650	10,997	5,867	5,130
Republic of Chile, 3.875%, 08/05/20	1.000	0.466	12/20/25	1,200	23,407	24,164	(757)
Republic of Chile, 3.875%, 08/05/20	1.000	0.700	06/20/27	530	8,387	8,225	162
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.84	06/20/27	7,030	57,109	13,646	43,463
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.312	06/20/24	1,730	26,652	4,154	22,498
Republic of South Africa, 5.875%, 03/16/22	1.000	1.915	12/20/26	4,810	(190,531)	(262,125)	71,594
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.532	12/20/25	2,370	40,459	56,939	(16,480)
Republic of Turkey, 11.875% 01/15/22	1.000	5.449	12/20/26	1,750	(302,400)	(325,361)	22,961
State of Qatar, 9.750%, 06/15/30	1.000	0.237	06/20/24	1,330	22,728	12,851	9,877
State of Qatar, 9.750%, 06/15/30	1.000	0.277	12/20/24	520	10,215	5,984	4,231
United Mexican States, 4.150%, 03/28/27	1.000	1.003	06/20/27	4,820	652	(48,618)	49,270

TOTAL					$5,921,969	$4,980,556	$941,413

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	Citibank NA	0.420%	10/10/2022	63,020,000	$63,020,000	$10,514	$136,424	$(125,910)
1Y IRS	Citibank NA	0.459	10/10/2022	57,570,000	57,570,000	10,225	125,849	(115,624)
1Y IRS	Citibank NA	0.516	11/15/2022	63,450,000	63,450,000	16,904	148,996	(132,092)
6M IRS	Citibank NA	1.361	07/12/2022	51,900,000	51,900,000	16,432	326,583	(310,151)
9M IRS	Deutsche Bank AG (London)	1.850	11/22/2022	155,100,000	155,100,000	171,928	526,190	(354,262)
1Y IRS	JPMorgan Securities, Inc.	0.281	09/08/2022	52,550,000	52,550,000	5,191	100,395	(95,204)
1Y IRS	JPMorgan Securities, Inc.	0.300	09/08/2022	68,670,000	68,670,000	7,000	133,652	(126,652)
1Y IRS	JPMorgan Securities, Inc.	1.053	06/21/2022	34,800,000	34,800,000	2,439	310,504	(308,065)
2Y IRS	JPMorgan Securities, Inc.	0.700	11/14/2022	45,500,000	45,500,000	33,709	460,526	(426,817)
9M IRS	JPMorgan Securities, Inc.	1.800	11/16/2022	155,800,000	155,800,000	155,379	506,350	(350,971)
1Y IRS	MS & Co. Int. PLC	0.544	11/16/2022	57,770,000	57,770,000	16,233	136,047	(119,814)

Total purchased option contracts				806,130,000	$806,130,000	$445,954	$2,911,516	$(2,465,562)
Written option contracts
Calls
1M IRS	Citibank NA	0.743	04/07/2022	(20,800,000)	(20,800,000)	(170)	(256,607)	256,437
1M IRS	Citibank NA	1.054	04/19/2022	(20,460,000)	(20,460,000)	(45,534)	(227,377)	181,843
1M IRS	Citibank NA	1.090	04/25/2022	(20,440,000)	(20,440,000)	(87,976)	(194,838)	106,862
1Y IRS	Citibank NA	0.379	10/10/2022	(6,500,000)	(6,500,000)	(11,736)	(136,510)	124,774
1Y IRS	Citibank NA	0.425	10/10/2022	(5,890,000)	(5,890,000)	(12,055)	(125,861)	113,806
1Y IRS	Citibank NA	0.553	11/15/2022	(6,550,000)	(6,550,000)	(26,018)	(148,881)	122,863
1Y IRS	Citibank NA	1.290	12/12/2022	(148,000,000)	(148,000,000)	(29,496)	(473,600)	444,104
6M IRS	Citibank NA	1.594	07/12/2022	(16,640,000)	(16,640,000)	(68,425)	(326,667)	258,242
1M IRS	Deutsche Bank AG (London)	1.830	04/11/2022	(24,610,000)	(24,610,000)	(10,390)	(271,940)	261,550
1M IRS	Deutsche Bank AG (London)	2.010	04/19/2022	(24,610,000)	(24,610,000)	(104,873)	(240,563)	135,690
9M IRS	Deutsche Bank AG (London)	1.348	11/22/2022	(155,100,000)	(155,100,000)	(61,466)	(186,359)	124,893
9M IRS	Deutsche Bank AG (London)	1.599	11/22/2022	(155,100,000)	(155,100,000)	(105,918)	(339,831)	233,913
1Y IRS	JPMorgan Securities, Inc.	0.363	09/08/2022	(5,420,000)	(5,420,000)	(6,314)	(100,336)	94,022
1Y IRS	JPMorgan Securities, Inc.	0.401	09/08/2022	(7,090,000)	(7,090,000)	(9,276)	(133,722)	124,446
1Y IRS	JPMorgan Securities, Inc.	1.378	06/21/2022	(18,330,000)	(18,330,000)	(8,287)	(310,404)	302,117
2Y IRS	JPMorgan Securities, Inc.	1.060	11/14/2022	(8,800,000)	(8,800,000)	(45,272)	(457,091)	411,819
9M IRS	JPMorgan Securities, Inc.	1.290	11/16/2022	(155,800,000)	(155,800,000)	(52,349)	(186,960)	134,611
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(155,800,000)	(155,800,000)	(93,215)	(319,390)	226,175
1M IRS	MS & Co. Int. PLC	2.165	04/25/2022	(24,610,000)	(24,610,000)	(280,525)	(289,167)	8,642
1Y IRS	MS & Co. Int. PLC	0.599	11/16/2022	(5,970,000)	(5,970,000)	(26,803)	(136,081)	109,278
1M IRS	MS & Co. Int. PLC	1.226	05/03/2022	(19,960,000)	(19,960,000)	(243,877)	(223,159)	(20,718)
1M IRS	MS & Co. Int. PLC	1.690	04/04/2022	(24,610,000)	(24,610,000)	(5)	(295,689)	295,684

				(1,031,090,000)	$(1,031,090,000)	$(1,329,980)	$(5,381,033)	$4,051,053

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
1M IRS	Citibank NA	0.743%	04/07/2022	(20,800,000)	$(20,800,000)	$(995,180)	$(256,608)	$(738,572)
1M IRS	Citibank NA	1.054	04/19/2022	(20,460,000)	(20,460,000)	(361,963)	(227,377)	(134,586)
1M IRS	Citibank NA	1.090	04/25/2022	(20,440,000)	(20,440,000)	(333,675)	(194,838)	(138,837)
1Y IRS	Citibank NA	1.290	12/12/2022	(148,000,000)	(148,000,000)	(2,520,263)	(473,600)	(2,046,663)
1M IRS	Deutsche Bank AG (London)	1.830	04/11/2022	(24,610,000)	(24,610,000)	(651,518)	(271,940)	(379,578)
1M IRS	Deutsche Bank AG (London)	2.010	04/19/2022	(24,610,000)	(24,610,000)	(356,825)	(240,563)	(116,262)
1M IRS	MS & Co. Int. PLC	2.165	04/25/2022	(24,610,000)	(24,610,000)	(195,795)	(289,167)	93,372
1M IRS	MS & Co. Int. PLC	1.226	05/03/2022	(19,960,000)	(19,960,000)	(206,894)	(223,159)	16,265
1M IRS	MS & Co. Int. PLC	1.690	04/04/2022	(24,610,000)	(24,610,000)	(943,592)	(295,689)	(647,903)
				(328,100,000)	$(328,100,000)	$(6,565,705)	$(2,472,941)	$(4,092,764)

Total written option contracts				(1,359,190,000)	$(1,359,190,000)	$(7,895,685)	$(7,853,974)	$(41,711)

TOTAL				(553,060,000)	$(553,060,000)	$(7,449,731)	$(4,942,458)	$(2,507,273)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put SGD	HSBC Bank PLC	$1.362	04/04/2022	14,020,300	$14,020,300	$4,515	$32,457	$(27,942)
Call USD/Put ZAR	MS & Co. Int. PLC	16.045	04/06/2022	3,247,000	3,247,000	26	28,957	(28,931)
Call USD/Put CNH	JPMorgan Securities, Inc.	6.420	04/13/2022	3,207,000	3,207,000	1,350	16,936	(15,586)
Call USD/Put ILS	MS & Co. Int. PLC	3.330	04/14/2022	6,431,000	6,431,000	1,215	37,609	(36,394)
Call USD/Put CNH	BofA Securities LLC	6.387	04/20/2022	3,224,000	3,224,000	5,655	14,685	(9,030)
Call USD/Put ILS	MS & Co. Int. PLC	3.268	04/21/2022	6,460,000	6,460,000	9,341	30,620	(21,279)
Call USD/Put CNH	MS & Co. Int. PLC	6.379	04/21/2022	3,225,000	3,225,000	7,189	14,235	(7,046)
Call USD/Put ZAR	Citibank NA	15.315	04/21/2022	3,218,000	3,218,000	9,097	21,673	(12,576)
Call USD/Put INR	Citibank NA	76.705	05/02/2022	12,633,000	12,633,000	46,565	46,565	—

				55,665,300	$55,665,300	$84,953	$243,737	$(158,784)
Puts
Put EUR/Call USD	MS & Co. Int. PLC	1.100	04/01/2022	5,804,000	5,804,000	1,098	41,065	(39,967)
Put EUR/Call USD	MS & Co. Int. PLC	1.090	04/04/2022	8,647,000	8,647,000	2,449	28,095	(25,646)
Put EUR/Call USD	JPMorgan Securities, Inc.	1.101	04/04/2022	5,838,000	5,838,000	10,023	35,518	(25,495)
Put GBP/Call USD	Citibank NA	1.305	04/21/2022	9,707,000	9,707,000	66,296	55,118	11,178
Put NZD/Call USD	UBS AG (London)	0.683	04/26/2022	9,226,000	9,226,000	34,413	39,686	(5,273)
Put NZD/Call USD	UBS AG (London)	0.684	04/27/2022	9,152,000	9,152,000	36,351	39,307	(2,956)
				48,374,000	$48,374,000	$150,630	$238,789	$(88,159)

Total purchased option contracts				104,039,300	$104,039,300	$235,583	$482,526	$(246,943)

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
Call EUR/Put USD	Barclays Bank PLC	$10.330	04/27/2022	(951,000)	$(951,000)	$(12,710)	$(10,544)	$(2,166)
Call EUR/Put PLN	Citibank NA	4.723	04/21/2022	(963,000)	(963,000)	(8,241)	(12,521)	4,280
Call EUR/Put SEK	Citibank NA	10.384	04/21/2022	(965,000)	(965,000)	(8,937)	(10,660)	1,723
Call USD/Put INR	Citibank NA	75.975	05/02/2022	(6,316,000)	(6,316,000)	(42,140)	(42,140)	—
Call EUR/Put PLN	BofA Securities LLC	4.640	04/28/2022	(938,000)	(938,000)	(16,357)	(19,004)	2,647
Call USD/Put CNH	BofA Securities LLC	6.444	04/20/2022	(3,224,000)	(3,224,000)	(1,886)	(5,116)	3,230
Call USD/Put SGD	JPMorgan Securities, Inc.	1.362	04/04/2022	(13,843,475)	(13,843,475)	(7,614)	(31,369)	23,755
Call USD/Put CNH	JPMorgan Securities, Inc.	6.485	04/13/2022	(3,207,000)	(3,207,000)	(301)	(6,353)	6,052
Call USD/Put CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(1,061,000)	(1,061,000)	(2,298)	(5,509)	3,211
Call USD/Put CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(1,042,000)	(1,042,000)	(4,449)	(4,449)	—
Call USD/Put ILS	MS & Co. Int. PLC	3.270	04/14/2022	(3,215,000)	(3,215,000)	(2,517)	(37,908)	35,391
Call USD/Put ILS	MS & Co. Int. PLC	3.223	04/21/2022	(3,230,000)	(3,230,000)	(11,731)	(30,100)	18,369
Call USD/Put CNH	MS & Co. Int. PLC	6.435	04/21/2022	(3,225,000)	(3,225,000)	(2,419)	(4,808)	2,389
Call AUD/Put NZD	UBS AG (London)	1.088	04/07/2022	(2,196,000)	(2,196,000)	(1,609)	(3,899)	2,290

				(44,376,475)	$(44,376,475)	$(123,209)	$(224,380)	$101,171
Puts
Put EUR/Call SEK	Barclays Bank PLC	10.330	04/27/2022	(951,000)	(951,000)	(5,596)	(7,996)	2,400
Put GBP/Call USD	Citibank NA	1.322	04/21/2022	(4,853,000)	(4,853,000)	(70,541)	(55,291)	(15,250)
Put EUR/Call PLN	Citibank NA	4.723	04/21/2022	(963,000)	(963,000)	(22,148)	(12,521)	(9,627)
Put EUR/Call SEK	Citibank NA	10.384	04/21/2022	(965,000)	(965,000)	(7,312)	(10,660)	3,348
Put USD/Call ZAR	Citibank NA	14.483	04/21/2022	(3,218,000)	(3,218,000)	(25,570)	(18,150)	(7,420)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.350	04/13/2022	(3,207,000)	(3,207,000)	(5,696)	(5,638)	(58)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(1,061,000)	(1,061,000)	(6,923)	(4,265)	(2,658)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(1,042,000)	(1,042,000)	(3,543)	(3,543)	—
Put USD/Call ZAR	MS & Co. Int. PLC	14.960	04/06/2022	(3,247,000)	(3,247,000)	(79,552)	(22,784)	(56,768)
Put USD/Call CNH	MS & Co. Int. PLC	6.325	04/21/2022	(3,225,000)	(3,225,000)	(3,302)	(4,941)	1,639
Put EUR/Call PLN	BofA Securities LLC	4.640	04/28/2022	(938,000)	(938,000)	(10,451)	(8,728)	(1,723)
Put USD/Call CNH	BofA Securities LLC	6.330	04/20/2022	(3,224,000)	(3,224,000)	(3,885)	(5,013)	1,128
Put EUR/Call USD	JPMorgan Securities, Inc.	1.087	04/04/2022	(8,757,000)	(8,757,000)	(1,347)	(20,495)	19,148
Put EUR/Call USD	MS & Co. Int. PLC	1.083	04/01/2022	(8,706,000)	(8,706,000)	(10)	(22,614)	22,604
Put AUD/Call NZD	UBS AG (London)	1.065	04/07/2022	(2,196,000)	(2,196,000)	(422)	(3,819)	3,397
Put NZD/Call USD	UBS AG (London)	0.695	04/26/2022	(4,613,000)	(4,613,000)	(38,611)	(39,462)	851
Put NZD/Call USD	UBS AG (London)	0.696	04/27/2022	(4,576,000)	(4,576,000)	(40,090)	(39,247)	(843)

				(55,742,000)	$(55,742,000)	$(324,999)	$(285,167)	$(39,832)

Total written option contracts				(100,118,475)	$(100,118,475)	$(448,208)	$(509,547)	$61,339

TOTAL				3,920,825	$3,920,825	$(212,625)	$(27,021)	$(185,604)

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
1M IRS	—1 Month Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
9M IRS	—9 Months Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—3 Years Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 37	—CDX North America Investment Grade Index 37
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2022

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund

Assets:
Investments, at value (cost $474,583,727, $2,064,072,370 and $619,351,679, respectively)	$461,657,161	$1,965,042,276	$605,795,198
Investments of affiliated issuers, at value (cost $0, $0 and $22,389,911, respectively)	—	—	22,389,911
Purchased options, at value (premium paid $926,809, $1,139,490 and $909,571, respectively)	212,815	177,190	205,149
Cash	5,070,065	8,212,899	12,042,283
Foreign currencies, at value (cost $103,594, $37,083 and $6,528,063, respectively)	123,635	79,707	4,655,590
Unrealized gain on swap contracts	435,137	744,240	464,704
Unrealized gain on forward foreign currency exchange contracts	2,702,704	480,812	12,851,380
Variation margin on futures contracts	155,662	—	999,435
Receivables:
Investments sold on an extended-settlement basis	63,185,578	253,135,527	21,021,079
Collateral on certain derivative contracts(a)	7,800,204	29,063,999	12,309,330
Interest and dividends	3,032,287	9,661,951	3,952,960
Fund shares sold	621,796	1,191,844	388,623
Due from broker — upfront payment	578,595	967,474	460,769
Due from broker	249,426	—	132,624
Reimbursement from investment adviser	123,073	68,412	95,742
Investments sold	12,605	17,977,379	313,183
Other assets	57,424	77,676	41,432
Total assets	546,018,167	2,286,881,386	698,119,392

Liabilities:
Forward sale contracts, at value (proceeds received $21,610,469, $78,857,012 and $0, respectively)	21,336,545	77,727,786	—
Written option contracts, at value (premium received $1,664,038, $2,308,460 and $1,555,959, respectively)	1,419,064	1,978,737	1,105,855
Unrealized loss on swap contracts	17,123	13,270	76,022
Unrealized loss on forward foreign currency exchange contracts	1,899,091	167,399	2,866,307
Variation margin on futures contracts	—	439,963	—
Variation margin on swaps contracts	381,606	714,101	407,055
Payables:
Investments purchased on an extended — settlement basis	109,248,185	469,417,077	46,772,945
Investments purchased	2,379,632	2,723,010	2,524,683
Upfront payments received on swap contracts	936,377	1,980,858	916,035
Fund shares redeemed	507,681	6,295,711	927,497
Management fees	143,320	499,050	305,577
Due to broker	55,964	—	598,860
Distribution and Service fees and Transfer Agency fees	55,011	129,663	37,631
Income distributions	17,835	86,523	15,856
Accrued expenses	526,020	540,840	731,269
Total liabilities	138,923,454	562,713,988	57,285,592

Net Assets:
Paid-in capital	427,735,105	1,833,601,370	658,442,880
Total distributable loss	(20,640,392)	(109,433,972)	(17,609,080)

NET ASSETS	$407,094,713	$1,724,167,398	$640,833,800
Net Assets:
Class A	$58,087,960	$150,857,241	$45,557,378
Class C	5,927,585	9,528,713	2,938,184
Institutional	116,519,965	410,605,612	251,098,841
Service	94,483	1,115,405	567,188
Investor	64,095,781	269,988,310	60,048,309
Class R6	71,588,375	187,649,289	272,463,830
Class R	3,008,061	4,180,922	—
Class P	87,772,503	690,241,906	8,160,070
Total Net Assets	$407,094,713	$1,724,167,398	$640,833,800
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,910,391	14,928,887	3,797,997
Class C	603,721	938,059	247,280
Institutional	11,857,415	40,467,357	20,971,367
Service	9,613	109,859	47,642
Investor	6,544,468	26,693,663	5,024,862
Class R6	7,287,715	18,468,855	22,748,374
Class R	306,310	413,473	—
Class P	8,936,523	67,909,635	680,795
Net asset value, offering and redemption price per share:(b)
Class A	$9.83	$10.11	$12.00
Class C	9.82	10.16	11.88
Institutional	9.83	10.15	11.97
Service	9.83	10.15	11.91
Investor	9.79	10.11	11.95
Class R6	9.82	10.16	11.98
Class R	9.82	10.11	—
Class P	9.82	10.16	11.99

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA
Bond	$—	$5,980,204	$1,820,000
Core Fixed Income	—	20,313,999	8,750,000
Global Core Fixed Income	1,947,331	10,361,999	—

(b)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income and Global Core Fixed Income Funds is $10.21, $10.50 and $12.47, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund

Assets:
Investments, at value (cost $103,641,655, $134,655,163 and $833,579,127, respectively)	$96,856,982	$127,595,630	$763,948,329
Investments of affiliated issuers, at value (cost $2,658,582, $11,874,529 and $16,817,687, respectively)	2,658,582	11,874,529	16,817,687
Purchased options, at value (premium paid $0, $0 and $3,394,042, respectively)	—	—	681,537
Cash	1,569,454	2,062,275	12,170,997
Foreign currencies, at value (cost $17,350, $0 and $370,658, respectively)	14,589	—	272,848
Unrealized gain on swap contracts	—	—	1,281,064
Unrealized gain on forward foreign currency exchange contracts	204,075	4,482	5,435,219
Variation margin on swaps contracts	—	28,492	—
Receivables:
Interest and dividends	1,239,076	1,477,488	5,191,364
Collateral on certain derivative contracts(a)	554,674	1,506,880	40,266,481
Investments sold on an extended-settlement basis	385,192	192,850	147,982,945
Investments sold	325,842	1,085,665	780,686
Reimbursement from investment adviser	40,111	32,241	76,359
Fund shares sold	—	20	369,054
Due from broker — upfront payment	—	—	3,492,946
Due from broker	—	—	131,631
Other assets	59,499	59,443	33,237
Total assets	103,908,076	145,919,995	998,932,384

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	—	3,690,437
Forward sale contracts, at value (proceeds received $0, $0 and $110,308,867, respectively)	—	—	108,529,452
Unrealized loss on swap contracts	—	—	18,728
Variation margin on futures contracts	8,660	—	918,963
Variation margin on swaps contracts	23,869	—	3,628,797
Written option contracts, at value (premium received $0, $0 and $8,363,521, respectively)	—	—	8,343,893
Unrealized loss on unfunded commitment	469	1,155	—
Payables:
Investments purchased on an extended — settlement basis	2,139,375	228,571	77,648,206
Fund shares redeemed	1,169,959	47,184	492,561
Investments purchased	719,193	2,100,286	65,988
Management fees	46,291	118,989	398,762
Due to broker	12,720	—	2,863,662
Distribution and Service fees and Transfer Agency fees	3,128	4,640	86,315
Upfront payments received on swap contracts	—	—	2,891,230
Accrued expenses	192,478	245,379	629,506
Total liabilities	4,316,142	2,746,204	210,206,500

Net Assets:
Paid-in capital	106,185,617	184,715,647	2,795,541,813
Total distributable loss	(6,593,683)	(41,541,856)	(2,006,815,929)
NET ASSETS	$99,591,934	$143,173,791	$788,725,884
Net Assets:
Class A	$501,150	$1,485,566	$127,793,236
Class C	196,945	179,441	22,236,900
Institutional	25,483,064	15,884,259	376,644,538
Investor	117,742	2,632,513	18,591,655
Class R6	52,763	5,352,536	19,883,411
Class R	52,044	28,186	2,520,199
Class P	73,188,226	117,611,290	221,055,945
Total Net Assets	$99,591,934	$143,173,791	$788,725,884
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	52,470	174,314	13,984,999
Class C	20,627	21,071	2,439,903
Institutional	2,668,852	1,865,920	41,179,843
Investor	12,330	308,967	2,033,172
Class R6	5,525	628,559	2,175,418
Class R	5,450	3,310	276,340
Class P	7,664,307	13,833,986	24,214,070
Net asset value, offering and redemption price per share:(b)
Class A	$9.55	$8.52	$9.14
Class C	9.55	8.52	9.11
Institutional	9.55	8.51	9.15
Investor	9.55	8.52	9.14
Class R6	9.55	8.52	9.14
Class R	9.55	8.52	9.12
Class P	9.55	8.50	9.13

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Income	$74,415	$480,259
Long Short Credit Strategies	—	1,506,880
Strategic Income	69,292	40,197,189

(b)	Maximum public offering price per share for Class A Shares of the Income, Long Short Credit Strategies and Strategic Income Funds is $9.92, $8.85 and $9.50, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2022

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund
Investment income:

Interest (net of foreign withholding taxes of $0, $0 and $20,363, respectively)	$10,806,729	$37,825,259	$10,246,084

Dividends — affiliated issuers	4,614	17,566	2,875

Total investment income	10,811,343	37,842,825	10,248,959

Expenses:

Management fees	1,999,699	7,804,590	4,406,931

Custody, accounting and administrative services	443,914	376,458	529,605

Transfer Agency fees(a)	298,641	1,230,052	345,878

Distribution and Service (12b-1) fees(a)	270,182	532,768	158,860

Professional fees	136,254	164,051	146,629

Printing and mailing costs	132,349	221,803	128,147

Registration fees	109,023	230,338	91,770

Service fees — Class C	25,481	29,366	9,728

Prime broker fees	21,642	—	35,313

Trustee fees	20,688	22,932	20,950

Shareholder Administration fees — Service Class	233	2,743	1,568

Other	7,710	36,271	1,533

Total expenses	3,465,816	10,651,372	5,876,912

Less — expense reductions	(857,517)	(1,858,048)	(1,361,433)

Net expenses	2,608,299	8,793,324	4,515,479

NET INVESTMENT INCOME	8,203,044	29,049,501	5,733,480

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,097,754)	(8,879,901)	(10,491,895)

Purchased options	(1,951,068)	(871,746)	(1,980,625)

Futures contracts	1,984,628	1,711,268	956,292

Written options	1,805,884	415,608	1,629,479

Swap contracts	(442,131)	1,942,470	521,305

Forward foreign currency exchange contracts	750,328	6,788,556	14,525,140

Foreign currency transactions	(823,364)	(1,482,703)	(2,457,416)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(26,455,616)	(101,655,589)	(37,158,833)

Purchased options	(1,039,690)	(1,521,521)	(1,026,058)

Futures contracts	368,633	1,294,964	(1,390,249)

Written options	657,318	933,685	854,953

Swap contracts	(1,813,825)	(3,940,104)	(2,620,795)

Forward foreign currency exchange contracts	659,702	(5,474,289)	3,332,629

Foreign currency translation	(1,224)	22,595	303,191

Net realized and unrealized loss	(27,398,179)	(110,716,707)	(35,002,882)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,195,135)	$(81,667,206)	$(29,269,402)

(a)	Class specific Distribution and/or Service (12 b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12 b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service Class	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	$174,179	$76,444	$233	$19,326	$83,606	$12,231	$65,776	$37	$80,683	$22,692	$4,638	$28,978
Core Fixed Income	417,843	88,097	2,743	24,085	200,565	14,096	246,025	439	512,885	15,345	5,780	234,917
Global Core Fixed Income	128,109	29,183	1,568	—	61,493	4,669	106,100	251	88,363	82,371	—	2,631

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2022

	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund
Investment income:

Interest (net of foreign withholding taxes of $2,669, $14 and $284, respectively)	$4,364,282	$6,084,800	$16,492,606

Dividends — affiliated issuers	1,224	3,351	598,218

Total investment income	4,365,506	6,088,151	17,090,824

Expenses:

Management fees	584,418	1,328,361	5,242,570

Professional fees	149,591	135,191	110,856

Registration fees	99,928	92,609	97,935

Printing and mailing costs	68,328	76,304	157,706

Custody, accounting and administrative services	63,567	95,197	392,245

Transfer Agency fees(a)	35,222	45,435	475,265

Trustee fees	20,156	20,194	21,202

Distribution and Service (12b-1) fees(a)	2,479	6,551	639,981

Prime broker fees	543	—	53,999

Service fees — Class C	262	827	103,927

Other	7,631	14,311	1,960

Total expenses	1,032,125	1,814,980	7,297,646

Less — expense reductions	(356,875)	(322,133)	(481,312)

Net expenses	675,250	1,492,847	6,816,334

NET INVESTMENT INCOME	3,690,256	4,595,304	10,274,490

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	1,418,256	1,277,871	6,973,737

Investment — affiliated issuers	—	—	660,289

Purchased options	—	—	(4,853,931)

Futures contracts	(811,240)	44	23,872,782

Written options	—	—	3,237,360

Swap contracts	204,096	(404,669)	3,126,293

Forward foreign currency exchange contracts	458,131	9,091	4,500,110

Foreign currency transactions	(6,730)	9,021	(1,898,359)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(7,780,072)	(6,508,822)	(50,980,973)

Investments — affiliated issuers	—	—	(731,895)

Purchased options	—	—	(4,048,855)

Futures contracts	123,913	—	8,383,510

Unfunded loan commitment	(469)	(834)	—

Written options	—	—	1,322,131

Swap contracts	211,747	13,886	(8,444,426)

Forward foreign currency exchange contracts	(36,809)	4,482	810,224

Foreign currency translation	(4,063)	—	(121,449)

Net realized and unrealized loss	(6,223,240)	(5,599,930)	(18,193,452)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,532,984)	$(1,004,626)	$(7,918,962)

(a)	Class specific Distribution and/or Service (12 b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12 b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	$1,420	$786	$273	$682	$126	$10,469	$95	$17	$65	$23,768
Long Short Credit Strategies	3,926	2,481	144	1,884	397	5,945	3,149	712	34	33,314
Strategic Income	315,223	311,780	12,978	151,307	49,885	163,829	25,266	4,336	3,115	77,527

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund		Core Fixed Income Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:
Net investment income	$8,203,044	$11,137,942	$29,049,501	$28,005,487
Net realized gain (loss)	226,523	2,578,232	(376,448)	24,630,792
Net change in unrealized gain (loss)	(27,624,702)	15,059,436	(110,340,259)	(8,853,849)
Net increase (decrease) in net assets resulting from operations	(19,195,135)	28,775,610	(81,667,206)	43,782,430

Distributions to shareholders:
From distributable earnings:
Class A Shares	(774,880)	(4,119,179)	(2,227,447)	(6,172,349)
Class C Shares	(67,316)	(489,368)	(83,003)	(393,097)
Institutional Shares	(2,127,192)	(7,181,832)	(9,865,696)	(22,746,162)
Service Shares	(954)	(3,274)	(13,126)	(45,768)
Investor Shares	(846,899)	(2,641,231)	(6,580,118)	(13,618,918)
Class R6 Shares	(992,818)	(4,481,848)	(840,804)	(3,453,397)
Class R Shares	(36,968)	(228,568)	(54,196)	(183,067)
Class P Shares	(1,266,345)	(4,576,776)	(12,647,426)	(36,380,070)
Return of capital:
Class A Shares	(561,922)	—	(455,386)	—
Class C Shares	(48,816)	—	(16,969)	—
Institutional Shares	(1,542,580)	—	(2,016,972)	—
Service Shares	(691)	—	(2,684)	—
Investor Shares	(614,147)	—	(1,345,258)	—
Class R6 Shares	(719,964)	—	(171,896)	—
Class R Shares	(26,809)	—	(11,080)	—
Class P Shares	(918,319)	—	(2,585,677)	—
Total distributions to shareholders	(10,546,620)	(23,722,076)	(38,917,738)	(82,992,828)

From share transactions:
Proceeds from sales of shares	172,000,375	226,614,458	732,747,318	1,450,533,635
Reinvestment of distributions	10,324,139	22,810,164	37,686,745	80,320,982
Cost of shares redeemed	(248,003,732)	(179,781,749)	(1,028,114,245)	(801,522,106)
Net increase (decrease) in net assets resulting from share transactions	(65,679,218)	69,642,873	(257,680,182)	729,332,511
TOTAL INCREASE (DECREASE)	(95,420,973)	74,696,407	(378,265,126)	690,122,113

Net assets:
Beginning of year	502,515,686	427,819,279	2,102,432,524	1,412,310,411

End of year	$407,094,713	$502,515,686	$1,724,167,398	$2,102,432,524

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Global Core Fixed Income Fund		Income Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:
Net investment income	$5,733,480	$9,221,712	$3,690,256	$2,615,650
Net realized gain	2,702,280	5,055,803	1,262,513	55,313
Net change in unrealized gain (loss)	(37,705,162)	21,869,210	(7,485,753)	4,141,289
Net increase (decrease) in net assets resulting from operations	(29,269,402)	36,146,725	(2,532,984)	6,812,252

Distributions to shareholders:
From distributable earnings:
Class A Shares	(605,407)	(2,593,104)	(23,342)	(13,299)
Class C Shares	(18,739)	(244,930)	(3,386)	(2,786)
Institutional Shares	(3,948,218)	(14,932,909)	(1,175,463)	(1,029,797)
Service Shares	(6,215)	(35,111)	—	—
Investor Shares	(1,068,522)	(3,820,831)	(3,866)	(2,146)
Class R6 Shares	(4,161,378)	(14,225,166)	(2,484)	(2,196)
Class R Shares	—	—	(2,136)	(1,877)
Class P Shares	(132,095)	(482,492)	(3,580,367)	(2,081,827)
Total distributions to shareholders	(9,940,574)	(36,334,543)	(4,791,044)	(3,133,928)

From share transactions:
Proceeds from sales of shares	142,376,864	229,803,066	34,552,232	109,615,491
Reinvestment of distributions	9,705,301	35,321,873	4,790,941	3,133,615
Cost of shares redeemed	(158,808,386)	(245,452,102)	(48,301,250)	(23,967,957)
Net increase (decrease) in net assets resulting from share transactions	(6,726,221)	19,672,837	(8,958,077)	88,781,149
TOTAL INCREASE (DECREASE)	(45,936,197)	19,485,019	(16,282,105)	92,459,473

Net assets:
Beginning of year	686,769,997	667,284,978	115,874,039	23,414,566

End of year	$640,833,800	$686,769,997	$99,591,934	$115,874,039

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Long Short Credit Strategies Fund		Strategic Income Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:
Net investment income	$4,595,304	$3,936,440	$10,274,490	$35,777,386
Net realized gain (loss)	891,358	(1,226,805)	35,618,281	27,166,734
Net change in unrealized gain (loss)	(6,491,288)	12,682,345	(53,811,733)	93,165,442
Net increase (decrease) in net assets resulting from operations	(1,004,626)	15,391,980	(7,918,962)	156,109,562

Distributions to shareholders:
From distributable earnings:
Class A Shares	(56,828)	(46,048)	—	(4,709,665)
Class C Shares	(9,039)	(11,628)	—	(2,177,218)
Institutional Shares	(595,402)	(547,276)	—	(20,917,491)
Investor Shares	(102,070)	(78,892)	—	(892,657)
Class R6 Shares	(94,632)	(89,382)	—	(245,691)
Class R Shares	(984)	(777)	—	(99,839)
Class P Shares	(4,479,733)	(3,105,869)	—	(10,040,741)
Return of capital:
Class A Shares	—	—	(2,116,966)	(310,581)
Class C Shares	—	—	(392,043)	(143,578)
Institutional Shares	—	—	(8,013,113)	(1,379,413)
Investor Shares	—	—	(395,631)	(58,867)
Class R6 Shares	—	—	(341,285)	(16,202)
Class R Shares	—	—	(37,626)	(6,584)
Class P Shares	—	—	(5,063,826)	(662,141)
Total distributions to shareholders	(5,338,688)	(3,879,872)	(16,360,490)	(41,660,668)

From share transactions:
Proceeds from sales of shares	31,396,955	38,024,553	183,663,272	224,058,052
Reinvestment of distributions	5,335,759	3,877,264	14,882,871	37,618,300
Cost of shares redeemed	(14,904,334)	(22,500,758)	(302,712,932)	(499,083,762)
Net increase (decrease) in net assets resulting from share transactions	21,828,380	19,401,059	(104,166,789)	(237,407,410)
TOTAL INCREASE (DECREASE)	15,485,066	30,913,167	(128,446,241)	(122,958,516)

Net assets:
Beginning of year	127,688,725	96,775,558	917,172,125	1,040,130,641

End of year	$143,173,791	$127,688,725	$788,725,884	$917,172,125

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.54	$10.33	$10.06	$9.95	$10.14

Net investment income(a)	0.15	0.22	0.24	0.25	0.21

Net realized and unrealized gain (loss)	(0.66)	0.48	0.32	0.12	(0.19)

Total from investment operations	(0.51)	0.70	0.56	0.37	0.02

Distributions to shareholders from net investment income	(0.11)	(0.30)	(0.29)	(0.24)	(0.18)

Distributions to shareholders from net realized gains	—	(0.19)	—	—	—

Distributions to shareholders from return of capital	(0.09)	—	—	(0.02)	(0.03)

Total distributions	(0.20)	(0.49)	(0.29)	(0.26)	(0.21)

Net asset value, end of year	$9.83	$10.54	$10.33	$10.06	$9.95

Total return(b)	(4.92)%	6.56%	5.66%	3.84%	0.22%

Net assets, end of year (in 000s)	$58,088	$92,871	$84,503	$85,671	$101,231

Ratio of net expenses to average net assets	0.78%	0.78%	0.79%	0.80%	0.79%

Ratio of total expenses to average net assets	0.96%	0.93%	0.95%	1.00%	0.93%

Ratio of net investment income to average net assets	1.41%	2.03%	2.34%	2.59%	2.03%

Portfolio turnover rate(c)	627%	690%	742%	429%	372%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.53	$10.32	$10.05	$9.95	$10.14

Net investment income(a)	0.07	0.14	0.16	0.18	0.13

Net realized and unrealized gain (loss)	(0.66)	0.48	0.32	0.11	(0.18)

Total from investment operations	(0.59)	0.62	0.48	0.29	(0.05)

Distributions to shareholders from net investment income	(0.07)	(0.22)	(0.21)	(0.17)	(0.12)

Distributions to shareholders from net realized gains	—	(0.19)	—	—	—

Distributions to shareholders from return of capital	(0.05)	—	—	(0.02)	(0.02)

Total distributions	(0.12)	(0.41)	(0.21)	(0.19)	(0.14)

Net asset value, end of year	$9.82	$10.53	$10.32	$10.05	$9.95

Total return(b)	(5.55)%	5.67%	4.88%	2.97%	(0.53)%

Net assets, end of year (in 000s)	$5,928	$11,437	$12,468	$8,217	$14,476

Ratio of net expenses to average net assets	1.53%	1.53%	1.54%	1.55%	1.54%

Ratio of total expenses to average net assets	1.70%	1.68%	1.70%	1.74%	1.68%

Ratio of net investment income to average net assets	0.65%	1.29%	1.53%	1.82%	1.29%

Portfolio turnover rate(c)	627%	690%	742%	429%	372%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.53	$10.33	$10.05	$9.95	$10.14

Net investment income(a)	0.18	0.26	0.28	0.28	0.24

Net realized and unrealized gain (loss)	(0.64)	0.47	0.32	0.12	(0.18)

Total from investment operations	(0.46)	0.73	0.60	0.40	0.06

Distributions to shareholders from net investment income	(0.14)	(0.34)	(0.32)	(0.28)	(0.21)

Distributions to shareholders from net realized gains	—	(0.19)	—	—	—

Distributions to shareholders from return of capital	(0.10)	—	—	(0.02)	(0.04)

Total distributions	(0.24)	(0.53)	(0.32)	(0.30)	(0.25)

Net asset value, end of year	$9.83	$10.53	$10.33	$10.05	$9.95

Total return(b)	(4.61)%	6.82%	6.01%	4.19%	0.56%

Net assets, end of year (in 000s)	$116,520	$158,080	$133,067	$155,541	$314,928

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.46%	0.45%

Ratio of total expenses to average net assets	0.63%	0.60%	0.62%	0.64%	0.59%

Ratio of net investment income to average net assets	1.75%	2.36%	2.69%	2.89%	2.37%

Portfolio turnover rate(c)	627%	690%	742%	429%	372%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.54	$10.33	$10.05	$9.95	$10.14

Net investment income(a)	0.14	0.20	0.24	0.22	0.19

Net realized and unrealized gain (loss)	(0.66)	0.48	0.31	0.13	(0.18)

Total from investment operations	(0.52)	0.68	0.55	0.35	0.01

Distributions to shareholders from net investment income	(0.11)	(0.28)	(0.27)	(0.23)	(0.17)

Distributions to shareholders from net realized gains	—	(0.19)	—	—	—

Distributions to shareholders from return of capital	(0.08)	—	—	(0.02)	(0.03)

Total distributions	(0.19)	(0.47)	(0.27)	(0.25)	(0.20)

Net asset value, end of year	$9.83	$10.54	$10.33	$10.05	$9.95

Total return(b)	(5.08)%	6.39%	5.49%	3.67%	0.06%

Net assets, end of year (in 000s)	$94	$84	$45	$66	$410

Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.96%	0.95%

Ratio of total expenses to average net assets	1.13%	1.09%	1.12%	1.11%	1.09%

Ratio of net investment income to average net assets	1.31%	1.83%	2.29%	2.28%	1.87%

Portfolio turnover rate(c)	627%	690%	742%	429%	372%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.50	$10.30	$10.02	$9.92	$10.11

Net investment income(a)	0.18	0.25	0.27	0.28	0.23

Net realized and unrealized gain (loss)	(0.66)	0.47	0.32	0.11	(0.18)

Total from investment operations	(0.48)	0.72	0.59	0.39	0.05

Distributions to shareholders from net investment income	(0.13)	(0.33)	(0.31)	(0.27)	(0.20)

Distributions to shareholders from net realized gains	—	(0.19)	—	—	—

Distributions to shareholders from return of capital	(0.10)	—	—	(0.02)	(0.04)

Total distributions	(0.23)	(0.52)	(0.31)	(0.29)	(0.24)

Net asset value, end of year	$9.79	$10.50	$10.30	$10.02	$9.92

Total return(b)	(4.71)%	6.84%	5.82%	4.10%	0.47%

Net assets, end of year (in 000s)	$64,096	$68,314	$26,436	$33,495	$36,267

Ratio of net expenses to average net assets	0.53%	0.53%	0.54%	0.55%	0.54%

Ratio of total expenses to average net assets	0.71%	0.68%	0.70%	0.75%	0.68%

Ratio of net investment income to average net assets	1.70%	2.24%	2.61%	2.85%	2.27%

Portfolio turnover rate(c)	627%	690%	742%	429%	372%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.53	$10.33	$10.05	$9.95	$10.14

Net investment income(a)	0.19	0.26	0.28	0.29	0.24

Net realized and unrealized gain (loss)	(0.66)	0.47	0.32	0.11	(0.18)

Total from investment operations	(0.47)	0.73	0.60	0.40	0.06

Distributions to shareholders from net investment income	(0.14)	(0.34)	(0.32)	(0.28)	(0.22)

Distributions to shareholders from net realized gains	—	(0.19)	—	—	—

Distributions to shareholders from return of capital	(0.10)	—	—	(0.02)	(0.03)

Total distributions	(0.24)	(0.53)	(0.32)	(0.30)	(0.25)

Net asset value, end of year	$9.82	$10.53	$10.33	$10.05	$9.95

Total return(b)	(4.60)%	6.93%	6.03%	4.10%	0.58%

Net assets, end of year (in 000s)	$71,588	$72,608	$84,920	$71,648	$70,350

Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.45%	0.44%

Ratio of total expenses to average net assets	0.62%	0.59%	0.60%	0.65%	0.58%

Ratio of net investment income to average net assets	1.80%	2.39%	2.67%	2.95%	2.37%

Portfolio turnover rate(c)	627%	690%	742%	429%	372%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.53	$10.32	$10.05	$9.94	$10.13

Net investment income(a)	0.12	0.20	0.23	0.23	0.18

Net realized and unrealized gain (loss)	(0.65)	0.47	0.30	0.12	(0.18)

Total from investment operations	(0.53)	0.67	0.53	0.35	—

Distributions to shareholders from net investment income	(0.11)	(0.27)	(0.26)	(0.22)	(0.16)

Distributions to shareholders from net realized gains	—	(0.19)	—	—	—

Distributions to shareholders from return of capital	(0.07)	—	—	(0.02)	(0.03)

Total distributions	(0.18)	(0.46)	(0.26)	(0.24)	(0.19)

Net asset value, end of year	$9.82	$10.53	$10.32	$10.05	$9.94

Total return(b)	(5.16)%	6.30%	5.40%	3.58%	(0.03)%

Net assets, end of year (in 000s)	$3,008	$5,030	$5,316	$19,263	$22,970

Ratio of net expenses to average net assets	1.03%	1.03%	1.04%	1.05%	1.04%

Ratio of total expenses to average net assets	1.21%	1.18%	1.22%	1.25%	1.18%

Ratio of net investment income to average net assets	1.14%	1.79%	2.24%	2.34%	1.78%

Portfolio turnover rate(c)	627%	690%	742%	429%	372%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.53	$10.33	$10.05	$9.87

Net investment income(b)	0.19	0.26	0.28	0.27

Net realized and unrealized gain (loss)	(0.66)	0.47	0.32	0.19

Total from investment operations	(0.47)	0.73	0.60	0.46

Distributions to shareholders from net investment income	(0.14)	(0.34)	(0.32)	(0.26)

Distributions to shareholders from net realized gains	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.10)	—	—	(0.02)

Total distributions	(0.24)	(0.53)	(0.32)	(0.28)

Net asset value, end of period	$9.82	$10.53	$10.33	$10.05

Total return(c)	(4.60)%	6.93%	6.03%	4.72%

Net assets, end of period (in 000s)	$87,773	$94,092	$81,064	$87,881

Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.44	%(d)

Ratio of total expenses to average net assets	0.62%	0.59%	0.60%	0.67	%(d)

Ratio of net investment income to average net assets	1.79%	2.37%	2.69%	3.00	%(d)

Portfolio turnover rate(e)	627%	690%	742%	429%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.76	$10.79	$10.41	$10.23	$10.40

Net investment income(a)	0.12	0.14	0.22	0.25	0.19

Net realized and unrealized gain (loss)	(0.60)	0.29	0.51	0.19	(0.13)

Total from investment operations	(0.48)	0.43	0.73	0.44	0.06

Distributions to shareholders from net investment income	(0.14)	(0.21)	(0.27)	(0.26)	(0.23)

Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(0.17)	(0.46)	(0.35)	(0.26)	(0.23)

Net asset value, end of year	$10.11	$10.76	$10.79	$10.41	$10.23

Total return(b)	(4.52)%	3.83%	7.07%	4.40%	0.56%

Net assets, end of year (in 000s)	$150,857	$164,129	$125,490	$57,754	$62,399

Ratio of net expenses to average net assets	0.71%	0.70%	0.74%	0.79%	0.79%

Ratio of total expenses to average net assets	0.80%	0.81%	0.84%	0.86%	0.84%

Ratio of net investment income to average net assets	1.13%	1.26%	2.07%	2.45%	1.82%

Portfolio turnover rate(c)	489%	575%	693%	396%	273%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.82	$10.84	$10.46	$10.29	$10.46

Net investment income(a)	0.04	0.06	0.15	0.17	0.11

Net realized and unrealized gain (loss)	(0.61)	0.29	0.50	0.19	(0.13)

Total from investment operations	(0.57)	0.35	0.65	0.36	(0.02)

Distributions to shareholders from net investment income	(0.07)	(0.12)	(0.19)	(0.19)	(0.15)

Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.09)	(0.37)	(0.27)	(0.19)	(0.15)

Net asset value, end of year	$10.16	$10.82	$10.84	$10.46	$10.29

Total return(b)	(5.20)%	3.05%	6.25%	3.52%	(0.18)%

Net assets, end of year (in 000s)	$9,529	$12,416	$8,331	$6,585	$9,817

Ratio of net expenses to average net assets	1.46%	1.45%	1.50%	1.54%	1.54%

Ratio of total expenses to average net assets	1.55%	1.56%	1.60%	1.61%	1.59%

Ratio of net investment income to average net assets	0.37%	0.50%	1.37%	1.67%	1.09%

Portfolio turnover rate(c)	489%	575%	693%	396%	273%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.81	$10.83	$10.45	$10.27	$10.45

Net investment income(a)	0.16	0.17	0.26	0.27	0.23

Net realized and unrealized gain (loss)	(0.61)	0.30	0.51	0.21	(0.14)

Total from investment operations	(0.45)	0.47	0.77	0.48	0.09

Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.31)	(0.30)	(0.27)

Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(0.21)	(0.49)	(0.39)	(0.30)	(0.27)

Net asset value, end of year	$10.15	$10.81	$10.83	$10.45	$10.27

Total return(b)	(4.18)%	4.17%	7.41%	4.75%	0.81%

Net assets, end of year (in 000s)	$410,606	$645,062	$292,906	$181,702	$850,477

Ratio of net expenses to average net assets	0.38%	0.37%	0.41%	0.45%	0.45%

Ratio of total expenses to average net assets	0.47%	0.47%	0.51%	0.51%	0.50%

Ratio of net investment income to average net assets	1.45%	1.55%	2.46%	2.66%	2.20%

Portfolio turnover rate(c)	489%	575%	693%	396%	273%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.81	$10.83	$10.46	$10.28	$10.45

Net investment income(a)	0.10	0.13	0.21	0.23	0.18

Net realized and unrealized gain (loss)	(0.60)	0.29	0.50	0.20	(0.14)

Total from investment operations	(0.50)	0.42	0.71	0.43	0.04

Distributions to shareholders from net investment income	(0.13)	(0.19)	(0.26)	(0.25)	(0.21)

Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(0.16)	(0.44)	(0.34)	(0.25)	(0.21)

Net asset value, end of year	$10.15	$10.81	$10.83	$10.46	$10.28

Total return(b)	(4.74)%	3.65%	6.87%	4.23%	0.41%

Net assets, end of year (in 000s)	$1,115	$1,070	$1,141	$855	$1,035

Ratio of net expenses to average net assets	0.88%	0.87%	0.91%	0.95%	0.95%

Ratio of total expenses to average net assets	0.97%	0.98%	1.01%	1.02%	1.00%

Ratio of net investment income to average net assets	0.97%	1.11%	1.95%	2.28%	1.68%

Portfolio turnover rate(c)	489%	575%	693%	396%	273%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.77	$10.80	$10.42	$10.24	$10.41

Net investment income(a)	0.15	0.16	0.24	0.27	0.22

Net realized and unrealized gain (loss)	(0.61)	0.30	0.52	0.20	(0.13)

Total from investment operations	(0.46)	0.46	0.76	0.47	0.09

Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.30)	(0.29)	(0.26)

Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(0.20)	(0.49)	(0.38)	(0.29)	(0.26)

Net asset value, end of year	$10.11	$10.77	$10.80	$10.42	$10.24

Total return(b)	(4.37)%	4.09%	7.33%	4.66%	0.81%

Net assets, end of year (in 000s)	$269,988	$426,467	$122,100	$17,645	$45,129

Ratio of net expenses to average net assets	0.46%	0.45%	0.48%	0.54%	0.54%

Ratio of total expenses to average net assets	0.55%	0.56%	0.59%	0.60%	0.59%

Ratio of net investment income to average net assets	1.37%	1.46%	2.27%	2.66%	2.11%

Portfolio turnover rate(c)	489%	575%	693%	396%	273%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.82	$10.84	$10.46	$10.28	$10.45

Net investment income(a)	0.17	0.19	0.27	0.29	0.26

Net realized and unrealized gain (loss)	(0.62)	0.29	0.50	0.19	(0.16)

Total from investment operations	(0.45)	0.48	0.77	0.48	0.10

Distributions to shareholders from net investment income	(0.17)	(0.25)	(0.31)	(0.30)	(0.27)

Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(0.21)	(0.50)	(0.39)	(0.30)	(0.27)

Net asset value, end of year	$10.16	$10.82	$10.84	$10.46	$10.28

Total return(b)	(4.16)%	4.18%	7.41%	4.76%	0.92%

Net assets, end of year (in 000s)	$187,649	$39,378	$152,821	$219,927	$8,482

Ratio of net expenses to average net assets	0.37%	0.36%	0.40%	0.44%	0.43%

Ratio of total expenses to average net assets	0.46%	0.47%	0.50%	0.51%	0.47%

Ratio of net investment income to average net assets	1.56%	1.71%	2.51%	2.84%	2.50%

Portfolio turnover rate(c)	489%	575%	693%	396%	273%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.77	$10.79	$10.42	$10.24	$10.41

Net investment income(a)	0.09	0.12	0.20	0.22	0.17

Net realized and unrealized gain (loss)	(0.60)	0.29	0.50	0.20	(0.14)

Total from investment operations	(0.51)	0.41	0.70	0.42	0.03

Distributions to shareholders from net investment income	(0.13)	(0.18)	(0.25)	(0.24)	(0.20)

Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.15)	(0.43)	(0.33)	(0.24)	(0.20)

Net asset value, end of year	$10.11	$10.77	$10.79	$10.42	$10.24

Total return(b)	(4.75)%	3.57%	6.70%	4.14%	0.31%

Net assets, end of year (in 000s)	$4,181	$4,864	$4,774	$4,444	$4,637

Ratio of net expenses to average net assets	0.96%	0.95%	1.00%	1.04%	1.04%

Ratio of total expenses to average net assets	1.05%	1.06%	1.10%	1.11%	1.09%

Ratio of net investment income to average net assets	0.88%	1.02%	1.88%	2.20%	1.63%

Portfolio turnover rate(c)	489%	575%	693%	396%	273%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.82	$10.85	$10.47	$10.20

Net investment income(b)	0.16	0.18	0.27	0.28

Net realized and unrealized gain (loss)	(0.61)	0.29	0.50	0.27

Total from investment operations	(0.45)	0.47	0.77	0.55

Distributions to shareholders from net investment income	(0.17)	(0.25)	(0.31)	(0.28)

Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.04)	—	—	—

Total distributions	(0.21)	(0.50)	(0.39)	(0.28)

Net asset value, end of period	$10.16	$10.82	$10.85	$10.47

Total return(c)	(4.25)%	4.18%	7.41%	5.50%

Net assets, end of period (in 000s)	$690,242	$809,047	$704,747	$595,010

Ratio of net expenses to average net assets	0.37%	0.36%	0.40%	0.44	%(d)

Ratio of total expenses to average net assets	0.46%	0.46%	0.50%	0.52	%(d)

Ratio of net investment income to average net assets	1.47%	1.60%	2.47%	2.91	%(d)

Portfolio turnover rate(e)	489%	575%	693%	396%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.73	$12.72	$12.47	$12.17	$12.21

Net investment income(a)	0.07	0.14	0.14	0.17	0.09

Net realized and unrealized gain (loss)	(0.65)	0.54	0.47	0.31	0.08

Total from investment operations	(0.58)	0.68	0.61	0.48	0.17

Distributions to shareholders from net investment income	(0.11)	(0.32)	(0.20)	(0.18)	(0.21)

Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—

Total distributions	(0.15)	(0.67)	(0.36)	(0.18)	(0.21)

Net asset value, end of year	$12.00	$12.73	$12.72	$12.47	$12.17

Total return(b)	(4.53)%	5.15%	4.88%	3.99%	1.38%

Net assets, end of year (in 000s)	$45,557	$52,270	$42,358	$63,453	$78,752

Ratio of net expenses to average net assets	0.94%	1.00%	1.01%	1.03%	1.03%

Ratio of total expenses to average net assets	1.16%	1.17%	1.13%	1.20%	1.14%

Ratio of net investment income to average net assets	0.56%	1.07%	1.08%	1.39%	0.76%

Portfolio turnover rate(c)	461%	522%	610%	302%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.62	$12.61	$12.37	$12.07	$12.11

Net investment income (loss)(a)	(0.03)	0.04	0.04	0.08	0.01

Net realized and unrealized gain (loss)	(0.64)	0.54	0.46	0.31	0.07

Total from investment operations	(0.67)	0.58	0.50	0.39	0.08

Distributions to shareholders from net investment income	(0.03)	(0.22)	(0.10)	(0.09)	(0.12)

Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—

Total distributions	(0.07)	(0.57)	(0.26)	(0.09)	(0.12)

Net asset value, end of year	$11.88	$12.62	$12.61	$12.37	$12.07

Total return(b)	(5.28)%	4.40%	4.06%	3.24%	0.68%

Net assets, end of year (in 000s)	$2,938	$4,799	$6,300	$8,725	$12,984

Ratio of net expenses to average net assets	1.70%	1.75%	1.76%	1.78%	1.74%

Ratio of total expenses to average net assets	1.91%	1.91%	1.88%	1.94%	1.89%

Ratio of net investment income (loss) to average net assets	(0.22)%	0.33%	0.33%	0.63%	0.05%

Portfolio turnover rate(c)	461%	522%	610%	302%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.70	$12.70	$12.45	$12.15	$12.19

Net investment income(a)	0.11	0.18	0.18	0.21	0.13

Net realized and unrealized gain (loss)	(0.65)	0.53	0.47	0.31	0.08

Total from investment operations	(0.54)	0.71	0.65	0.52	0.21

Distributions to shareholders from net investment income	(0.15)	(0.36)	(0.24)	(0.22)	(0.25)

Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—

Total distributions	(0.19)	(0.71)	(0.40)	(0.22)	(0.25)

Net asset value, end of year	$11.97	$12.70	$12.70	$12.45	$12.15

Total return(b)	(4.24)%	5.48%	5.22%	4.34%	1.72%

Net assets, end of year (in 000s)	$251,099	$282,633	$250,976	$252,456	$321,021

Ratio of net expenses to average net assets	0.63%	0.69%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets	0.83%	0.83%	0.79%	0.86%	0.80%

Ratio of net investment income to average net assets	0.87%	1.38%	1.37%	1.73%	1.08%

Portfolio turnover rate(c)	461%	522%	610%	302%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.63	$12.62	$12.38	$12.09	$12.12

Net investment income(a)	0.05	0.11	0.13	0.15	0.07

Net realized and unrealized gain (loss)	(0.65)	0.55	0.44	0.30	0.09

Total from investment operations	(0.60)	0.66	0.57	0.45	0.16

Distributions to shareholders from net investment income	(0.08)	(0.30)	(0.17)	(0.16)	(0.19)

Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—

Total distributions	(0.12)	(0.65)	(0.33)	(0.16)	(0.19)

Net asset value, end of year	$11.91	$12.63	$12.62	$12.38	$12.09

Total return(b)	(4.74)%	4.98%	4.71%	3.75%	1.31%

Net assets, end of year (in 000s)	$567	$653	$196	$1,930	$1,799

Ratio of net expenses to average net assets	1.13%	1.18%	1.19%	1.19%	1.19%

Ratio of total expenses to average net assets	1.33%	1.34%	1.30%	1.36%	1.30%

Ratio of net investment income to average net assets	0.37%	0.85%	1.02%	1.24%	0.60%

Portfolio turnover rate(c)	461%	522%	610%	302%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.68	$12.67	$12.43	$12.13	$12.17

Net investment income(a)	0.10	0.17	0.17	0.20	0.12

Net realized and unrealized gain (loss)	(0.65)	0.54	0.46	0.31	0.08

Total from investment operations	(0.55)	0.71	0.63	0.51	0.20

Distributions to shareholders from net investment income	(0.14)	(0.35)	(0.23)	(0.21)	(0.24)

Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—

Total distributions	(0.18)	(0.70)	(0.39)	(0.21)	(0.24)

Net asset value, end of year	$11.95	$12.68	$12.67	$12.43	$12.13

Total return(b)	(4.31)%	5.43%	5.07%	4.25%	1.63%

Net assets, end of year (in 000s)	$60,048	$73,477	$47,717	$53,615	$62,988

Ratio of net expenses to average net assets	0.69%	0.75%	0.76%	0.78%	0.78%

Ratio of total expenses to average net assets	0.91%	0.92%	0.88%	0.95%	0.89%

Ratio of net investment income to average net assets	0.82%	1.31%	1.31%	1.64%	1.00%

Portfolio turnover rate(c)	461%	522%	610%	302%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.71	$12.70	$12.45	$12.16	$12.19

Net investment income(a)	0.11	0.19	0.17	0.21	0.15

Net realized and unrealized gain (loss)	(0.65)	0.53	0.48	0.30	0.07

Total from investment operations	(0.54)	0.72	0.65	0.51	0.22

Distributions to shareholders from net investment income	(0.15)	(0.36)	(0.24)	(0.22)	(0.25)

Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—

Total distributions	(0.19)	(0.71)	(0.40)	(0.22)	(0.25)

Net asset value, end of year	$11.98	$12.71	$12.70	$12.45	$12.16

Total return(b)	(4.23)%	5.49%	5.22%	4.35%	1.73%

Net assets, end of year (in 000s)	$272,464	$264,049	$311,837	$228,163	$268,413

Ratio of net expenses to average net assets	0.62%	0.68%	0.68%	0.68%	0.68%

Ratio of total expenses to average net assets	0.82%	0.82%	0.78%	0.85%	0.78%

Ratio of net investment income to average net assets	0.89%	1.40%	1.36%	1.74%	1.25%

Portfolio turnover rate(c)	461%	522%	610%	302%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

180	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$12.72	$12.71	$12.46	$12.10

Net investment income(b)	0.11	0.19	0.18	0.21

Net realized and unrealized gain (loss)	(0.65)	0.53	0.47	0.36

Total from investment operations	(0.54)	0.72	0.65	0.57

Distributions to shareholders from net investment income	(0.15)	(0.36)	(0.24)	(0.21)

Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.19)	(0.71)	(0.40)	(0.21)

Net asset value, end of period	$11.99	$12.72	$12.71	$12.46

Total return(c)	(4.23)%	5.49%	5.22%	4.77%

Net assets, end of period (in 000s)	$8,160	$8,889	$7,900	$8,170

Ratio of net expenses to average net assets	0.62%	0.68%	0.68%	0.69	%(d)

Ratio of total expenses to average net assets	0.82%	0.82%	0.78%	0.87	%(d)

Ratio of net investment income to average net assets	0.88%	1.40%	1.38%	1.82	%(d)

Portfolio turnover rate(e)	461%	522%	610%	302%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	181

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class A Shares
	Year Ended March 31,		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$10.25	$8.88	$10.00

Net investment income(b)	0.32	0.33	0.11

Net realized and unrealized gain (loss)	(0.59)	1.43	(1.11)

Total from investment operations	(0.27)	1.76	(1.00)

Distributions to shareholders from net investment income	(0.34)	(0.35)	(0.12)

Distributions to shareholders from net realized gains	(0.09)	(0.04)	—

Total distributions	(0.43)	(0.39)	(0.12)

Net asset value, end of period	$9.55	$10.25	$8.88

Total return(c)	(2.86)%	19.94%	(10.14)%

Net assets, end of period (in 000s)	$501	$501	$142

Ratio of net expenses to average net assets	0.97%	0.97%	0.98	%(d)

Ratio of total expenses to average net assets	1.30%	1.71%	2.58	%(d)

Ratio of net investment income to average net assets	3.12%	3.19%	3.44	%(d)

Portfolio turnover rate(e)	139%	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

182	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class C Shares
	Year Ended March 31,		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$10.25	$8.88	$10.00

Net investment income(b)	0.25	0.26	0.09

Net realized and unrealized gain (loss)	(0.60)	1.42	(1.12)

Total from investment operations	(0.35)	1.68	(1.03)

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.09)

Distributions to shareholders from net realized gains	(0.09)	(0.04)	—

Total distributions	(0.35)	(0.31)	(0.09)

Net asset value, end of period	$9.55	$10.25	$8.88

Total return(c)	(3.59)%	19.06%	(10.35)%

Net assets, end of period (in 000s)	$197	$77	$65

Ratio of net expenses to average net assets	1.72%	1.72%	1.73	%(d)

Ratio of total expenses to average net assets	2.07%	2.71%	3.40	%(d)

Ratio of net investment income to average net assets	2.52%	2.52%	2.67	%(d)

Portfolio turnover rate(e)	139%	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	183

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Institutional Shares
	Year Ended March 31,		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$10.25	$8.88	$10.00

Net investment income(b)	0.36	0.37	0.12

Net realized and unrealized gain (loss)	(0.60)	1.42	(1.11)

Total from investment operations	(0.24)	1.79	(0.99)

Distributions to shareholders from net investment income	(0.37)	(0.38)	(0.13)

Distributions to shareholders from net realized gains	(0.09)	(0.04)	—

Total distributions	(0.46)	(0.42)	(0.13)

Net asset value, end of period	$9.55	$10.25	$8.88

Total return(c)	(2.54)%	20.34%	(10.03)%

Net assets, end of period (in 000s)	$25,483	$25,710	$22,264

Ratio of net expenses to average net assets	0.64%	0.64%	0.64	%(d)

Ratio of total expenses to average net assets	0.98%	1.75%	2.53	%(d)

Ratio of net investment income to average net assets	3.47%	3.63%	3.72	%(d)

Portfolio turnover rate(e)	139%	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

184	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Investor Shares
	Year Ended March 31,		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$10.25	$8.88	$10.00

Net investment income(b)	0.35	0.36	0.12

Net realized and unrealized gain (loss)	(0.60)	1.43	(1.12)

Total from investment operations	(0.25)	1.79	(1.00)

Distributions to shareholders from net investment income	(0.36)	(0.38)	(0.12)

Distributions to shareholders from net realized gains	(0.09)	(0.04)	—

Total distributions	(0.45)	(0.42)	(0.12)

Net asset value, end of period	$9.55	$10.25	$8.88

Total return(c)	(2.62)%	20.24%	(10.06)%

Net assets, end of period (in 000s)	$118	$54	$45

Ratio of net expenses to average net assets	0.72%	0.72%	0.73	%(d)

Ratio of total expenses to average net assets	1.05%	1.81%	2.62	%(d)

Ratio of net investment income to average net assets	3.46%	3.54%	3.63	%(d)

Portfolio turnover rate(e)	139%	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	185

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class R6 Shares
	Year Ended March 31,		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$10.25	$8.88	$10.00

Net investment income(b)	0.36	0.37	0.12

Net realized and unrealized gain (loss)	(0.60)	1.43	(1.11)

Total from investment operations	(0.24)	1.80	(0.99)

Distributions to shareholders from net investment income	(0.37)	(0.39)	(0.13)

Distributions to shareholders from net realized gains	(0.09)	(0.04)	—

Total distributions	(0.46)	(0.43)	(0.13)

Net asset value, end of period	$9.55	$10.25	$8.88

Total return(c)	(2.53)%	20.35%	(10.03)%

Net assets, end of period (in 000s)	$53	$54	$45

Ratio of net expenses to average net assets	0.63%	0.63%	0.63	%(d)

Ratio of total expenses to average net assets	0.97%	1.72%	2.52	%(d)

Ratio of net investment income to average net assets	3.48%	3.64%	3.73	%(d)

Portfolio turnover rate(e)	139%	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

186	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class R Shares
	Year Ended March 31,		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$10.25	$8.88	$10.00

Net investment income(b)	0.30	0.31	0.10

Net realized and unrealized gain (loss)	(0.60)	1.43	(1.11)

Total from investment operations	(0.30)	1.74	(1.01)

Distributions to shareholders from net investment income	(0.31)	(0.33)	(0.11)

Distributions to shareholders from net realized gains	(0.09)	(0.04)	—

Total distributions	(0.40)	(0.37)	(0.11)

Net asset value, end of period	$9.55	$10.25	$8.88

Total return(c)	(3.11)%	19.65%	(10.21)%

Net assets, end of period (in 000s)	$52	$54	$45

Ratio of net expenses to average net assets	1.22%	1.22%	1.23	%(d)

Ratio of total expenses to average net assets	1.56%	2.32%	3.12	%(d)

Ratio of net investment income to average net assets	2.89%	3.04%	3.13	%(d)

Portfolio turnover rate(e)	139%	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	187

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$10.25	$8.88	$10.00

Net investment income(b)	0.36	0.36	0.12

Net realized and unrealized gain (loss)	(0.60)	1.44	(1.11)

Total from investment operations	(0.24)	1.80	(0.99)

Distributions to shareholders from net investment income	(0.37)	(0.39)	(0.13)

Distributions to shareholders from net realized gains	(0.09)	(0.04)	—

Total distributions	(0.46)	(0.43)	(0.13)

Net asset value, end of period	$9.55	$10.25	$8.88

Total return(c)	(2.53)%	20.35%	(10.03)%

Net assets, end of period (in 000s)	$73,188	$89,424	$809

Ratio of net expenses to average net assets	0.63%	0.63%	0.60	%(d)

Ratio of total expenses to average net assets	0.97%	1.10%	0.63	%(d)

Ratio of net investment income to average net assets	3.48%	3.46%	3.76	%(d)

Portfolio turnover rate(e)	139%	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

188	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$8.92	$7.93	$8.71	$9.19	$9.45

Net investment income(a)	0.28	0.28	0.33	0.38	0.32

Net realized and unrealized gain (loss)	(0.35)	0.99	(0.73)	(0.34)	(0.24)

Total from investment operations	(0.07)	1.27	(0.40)	0.04	0.08

Distributions to shareholders from net investment income	(0.33)	(0.28)	(0.38)	(0.52)	(0.34)

Net asset value, end of year	$8.52	$8.92	$7.93	$8.71	$9.19

Total return(b)	(0.91)%	16.07%	(4.90)%	0.61%	0.86%

Net assets, end of year (in 000s)	$1,486	$1,894	$978	$3,169	$6,984

Ratio of net expenses to average net assets	1.46%	1.46%	1.47%	1.47%	1.43%

Ratio of total expenses to average net assets	1.70%	1.72%	1.84%	1.74%	1.54%

Ratio of net investment income to average net assets	3.14%	3.19%	3.74%	4.15%	3.40%

Portfolio turnover rate(c)	56%	112%	164%	220%	267%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	189

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$8.91	$7.93	$8.70	$9.19	$9.45

Net investment income(a)	0.21	0.22	0.26	0.31	0.25

Net realized and unrealized gain (loss)	(0.34)	0.97	(0.72)	(0.34)	(0.24)

Total from investment operations	(0.13)	1.19	(0.46)	(0.03)	0.01

Distributions to shareholders from net investment income	(0.26)	(0.21)	(0.31)	(0.46)	(0.27)

Net asset value, end of year	$8.52	$8.91	$7.93	$8.70	$9.19

Total return(b)	(1.54)%	15.08%	(5.50)%	(0.25)%	0.12%

Net assets, end of year (in 000s)	$179	$423	$543	$1,092	$1,545

Ratio of net expenses to average net assets	2.20%	2.21%	2.22%	2.22%	2.18%

Ratio of total expenses to average net assets	2.45%	2.51%	2.60%	2.52%	2.29%

Ratio of net investment income to average net assets	2.36%	2.52%	3.00%	3.39%	2.65%

Portfolio turnover rate(c)	56%	112%	164%	220%	267%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

190	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$8.91	$7.92	$8.70	$9.18	$9.44

Net investment income(a)	0.31	0.31	0.35	0.41	0.35

Net realized and unrealized gain (loss)	(0.36)	0.99	(0.72)	(0.34)	(0.23)

Total from investment operations	(0.05)	1.30	(0.37)	0.07	0.12

Distributions to shareholders from net investment income	(0.35)	(0.31)	(0.41)	(0.55)	(0.38)

Net asset value, end of year	$8.51	$8.91	$7.92	$8.70	$9.18

Total return(b)	(0.59)%	16.47%	(4.59)%	0.84%	1.32%

Net assets, end of year (in 000s)	$15,884	$14,905	$14,592	$22,611	$199,256

Ratio of net expenses to average net assets	1.12%	1.13%	1.13%	1.13%	1.09%

Ratio of total expenses to average net assets	1.37%	1.42%	1.50%	1.30%	1.19%

Ratio of net investment income to average net assets	3.46%	3.57%	4.07%	4.45%	3.74%

Portfolio turnover rate(c)	56%	112%	164%	220%	267%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	191

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$8.92	$7.93	$8.70	$9.19	$9.45

Net investment income(a)	0.30	0.31	0.35	0.40	0.35

Net realized and unrealized gain (loss)	(0.35)	0.98	(0.72)	(0.34)	(0.24)

Total from investment operations	(0.05)	1.29	(0.37)	0.06	0.11

Distributions to shareholders from net investment income	(0.35)	(0.30)	(0.40)	(0.55)	(0.37)

Net asset value, end of year	$8.52	$8.92	$7.93	$8.70	$9.19

Total return(b)	(0.66)%	16.36%	(4.56)%	0.75%	1.12%

Net assets, end of year (in 000s)	$2,633	$2,406	$2,187	$4,261	$7,357

Ratio of net expenses to average net assets	1.20%	1.21%	1.22%	1.22%	1.18%

Ratio of total expenses to average net assets	1.45%	1.49%	1.59%	1.50%	1.28%

Ratio of net investment income to average net assets	3.38%	3.49%	3.99%	4.41%	3.66%

Portfolio turnover rate(c)	56%	112%	164%	220%	267%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

192	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$8.91	$7.93	$8.70	$9.18	$9.48

Net investment income(b)	0.31	0.31	0.35	0.40	0.13

Net realized and unrealized gain (loss)	(0.34)	0.98	(0.71)	(0.33)	(0.20)

Total from investment operations	(0.03)	1.29	(0.36)	0.07	(0.07)

Distributions to shareholders from net investment income	(0.36)	(0.31)	(0.41)	(0.55)	(0.23)

Net asset value, end of period	$8.52	$8.91	$7.93	$8.70	$9.18

Total return(c)	(0.46)%	16.33%	(4.46)%	0.85%	(0.62)%

Net assets, end of period (in 000s)	$5,353	$1,654	$2,218	$1,823	$3,612

Ratio of net expenses to average net assets	1.11%	1.12%	1.12%	1.12%	1.11	%(d)

Ratio of total expenses to average net assets	1.36%	1.39%	1.50%	1.43%	1.05	%(d)

Ratio of net investment income to average net assets	3.51%	3.57%	4.07%	4.49%	4.27	%(d)

Portfolio turnover rate(e)	56%	112%	164%	220%	267%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	193

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$8.91	$7.93	$8.70	$9.19	$9.45

Net investment income(a)	0.26	0.26	0.30	0.35	0.30

Net realized and unrealized gain (loss)	(0.35)	0.98	(0.71)	(0.34)	(0.24)

Total from investment operations	(0.09)	1.24	(0.41)	0.01	0.06

Distributions to shareholders from net investment income	(0.30)	(0.26)	(0.36)	(0.50)	(0.32)

Net asset value, end of year	$8.52	$8.91	$7.93	$8.70	$9.19

Total return(b)	(1.04)%	15.65%	(5.03)%	0.24%	0.61%

Net assets, end of year (in 000s)	$28	$29	$24	$26	$36

Ratio of net expenses to average net assets	1.70%	1.71%	1.72%	1.72%	1.68%

Ratio of total expenses to average net assets	1.94%	1.98%	2.09%	2.01%	1.78%

Ratio of net investment income to average net assets	2.88%	2.98%	3.48%	3.88%	3.15%

Portfolio turnover rate(c)	56%	112%	164%	220%	267%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

194	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$8.90	$7.92	$8.69	$9.25

Net investment income(b)	0.31	0.31	0.35	0.38

Net realized and unrealized gain (loss)	(0.35)	0.98	(0.71)	(0.40)

Total from investment operations	(0.04)	1.29	(0.36)	(0.02)

Distributions to shareholders from net investment income	(0.36)	(0.31)	(0.41)	(0.54)

Net asset value, end of period	$8.50	$8.90	$7.92	$8.69

Total return(c)	(0.58)%	16.35%	(4.47)%	(0.07)%

Net assets, end of period (in 000s)	$117,611	$106,377	$76,234	$87,163

Ratio of net expenses to average net assets	1.11%	1.12%	1.12%	1.12	%(d)

Ratio of total expenses to average net assets	1.36%	1.38%	1.49%	1.52	%(d)

Ratio of net investment income to average net assets	3.47%	3.55%	4.08%	4.55	%(d)

Portfolio turnover rate(e)	56%	112%	164%	220%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	195

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.41	$8.48	$9.28	$9.54	$9.70

Net investment income(a)	0.09	0.31	0.26	0.35	0.17

Net realized and unrealized gain (loss)	(0.20)	0.99	(0.78)	(0.31)	(0.25)

Total from investment operations	(0.11)	1.30	(0.52)	0.04	(0.08)

Distributions to shareholders from net investment income	—	(0.35)	— (b)	(0.05)	(0.05)

Distributions to shareholders from return of capital	(0.16)	(0.02)	(0.28)	(0.25)	(0.03)

Total distributions	(0.16)	(0.37)	(0.28)	(0.30)	(0.08)

Net asset value, end of year	$9.14	$9.41	$8.48	$9.28	$9.54

Total return(c)	(1.12)%	15.12%	(5.64)%	0.46%	(0.86)%

Net assets, end of year (in 000s)	$127,793	$126,488	$115,257	$202,337	$311,146

Ratio of net expenses to average net assets	1.01%	1.02%	1.01%	0.99%	0.95%

Ratio of total expenses to average net assets	1.07%	1.05%	1.04%	1.01%	0.95%

Ratio of net investment income to average net assets	0.94%	3.27%	2.84%	3.72%	1.81%

Portfolio turnover rate(d)	416%	722%	491%	169%	128%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

196	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.39	$8.46	$9.25	$9.52	$9.71

Net investment income(a)	0.02	0.24	0.19	0.28	0.10

Net realized and unrealized gain (loss)	(0.21)	0.98	(0.77)	(0.32)	(0.26)

Total from investment operations	(0.19)	1.22	(0.58)	(0.04)	(0.16)

Distributions to shareholders from net investment income	—	(0.27)	— (b)	(0.04)	(0.02)

Distributions to shareholders from return of capital	(0.09)	(0.02)	(0.21)	(0.19)	(0.01)

Total distributions	(0.09)	(0.29)	(0.21)	(0.23)	(0.03)

Net asset value, end of year	$9.11	$9.39	$8.46	$9.25	$9.52

Total return(c)	(1.82)%	14.24%	(6.27)%	(0.41)%	(1.60)%

Net assets, end of year (in 000s)	$22,237	$55,099	$89,308	$150,514	$252,929

Ratio of net expenses to average net assets	1.76%	1.77%	1.77%	1.74%	1.70%

Ratio of total expenses to average net assets	1.81%	1.80%	1.79%	1.76%	1.70%

Ratio of net investment income to average net assets	0.18%	2.54%	2.10%	2.97%	1.01%

Portfolio turnover rate(d)	416%	722%	491%	169%	128%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	197

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.42	$8.49	$9.28	$9.55	$9.70

Net investment income(a)	0.12	0.34	0.29	0.38	0.20

Net realized and unrealized gain (loss)	(0.20)	0.99	(0.76)	(0.32)	(0.25)

Total from investment operations	(0.08)	1.33	(0.47)	0.06	(0.05)

Distributions to shareholders from net investment income	—	(0.38)	(0.01)	(0.06)	(0.07)

Distributions to shareholders from return of capital	(0.19)	(0.02)	(0.31)	(0.27)	(0.03)

Total distributions	(0.19)	(0.40)	(0.32)	(0.33)	(0.10)

Net asset value, end of year	$9.15	$9.42	$8.49	$9.28	$9.55

Total return(b)	(0.83)%	15.62%	(5.31)%	0.71%	(0.49)%

Net assets, end of year (in 000s)	$376,645	$437,445	$564,586	$950,665	$3,849,088

Ratio of net expenses to average net assets	0.68%	0.69%	0.68%	0.65%	0.61%

Ratio of total expenses to average net assets	0.74%	0.71%	0.70%	0.66%	0.61%

Ratio of net investment income to average net assets	1.28%	3.61%	3.18%	4.10%	2.08%

Portfolio turnover rate(c)	416%	722%	491%	169%	128%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

198	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.42	$8.48	$9.28	$9.55	$9.70

Net investment income(a)	0.11	0.33	0.29	0.37	0.19

Net realized and unrealized gain (loss)	(0.21)	1.00	(0.78)	(0.32)	(0.24)

Total from investment operations	(0.10)	1.33	(0.49)	0.05	(0.05)

Distributions to shareholders from net investment income	—	(0.37)	(0.01)	(0.05)	(0.07)

Distributions to shareholders from return of capital	(0.18)	(0.02)	(0.30)	(0.27)	(0.03)

Total distributions	(0.18)	(0.39)	(0.31)	(0.32)	(0.10)

Net asset value, end of year	$9.14	$9.42	$8.48	$9.28	$9.55

Total return(b)	(0.90)%	15.52%	(5.40)%	0.61%	(0.56)%

Net assets, end of year (in 000s)	$18,592	$22,711	$25,179	$96,019	$189,884

Ratio of net expenses to average net assets	0.76%	0.77%	0.76%	0.74%	0.70%

Ratio of total expenses to average net assets	0.82%	0.80%	0.79%	0.76%	0.70%

Ratio of net investment income to average net assets	1.19%	3.53%	3.15%	3.98%	2.01%

Portfolio turnover rate(c)	416%	722%	491%	169%	128%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	199

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.41	$8.48	$9.28	$9.55	$9.70

Net investment income(a)	0.14	0.34	0.29	0.35	0.21

Net realized and unrealized gain (loss)	(0.22)	0.99	(0.77)	(0.29)	(0.26)

Total from investment operations	(0.08)	1.33	(0.48)	0.06	(0.05)

Distributions to shareholders from net investment income	—	(0.38)	(0.01)	(0.10)	(0.06)

Distributions to shareholders from return of capital	(0.19)	(0.02)	(0.31)	(0.23)	(0.04)

Total distributions	(0.19)	(0.40)	(0.32)	(0.33)	(0.10)

Net asset value, end of year	$9.14	$9.41	$8.48	$9.28	$9.55

Total return(b)	(0.71)%	15.51%	(5.30)%	0.70%	(0.48)%

Net assets, end of year (in 000s)	$19,883	$4,023	$6,779	$25,882	$24,628

Ratio of net expenses to average net assets	0.67%	0.68%	0.67%	0.64%	0.60%

Ratio of total expenses to average net assets	0.73%	0.70%	0.69%	0.66%	0.60%

Ratio of net investment income to average net assets	1.47%	3.63%	3.16%	3.73%	2.14%

Portfolio turnover rate(c)	416%	722%	491%	169%	128%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

200	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.40	$8.47	$9.26	$9.53	$9.70

Net investment income(a)	0.07	0.29	0.24	0.32	0.14

Net realized and unrealized gain (loss)	(0.21)	0.98	(0.77)	(0.31)	(0.25)

Total from investment operations	(0.14)	1.27	(0.53)	0.01	(0.11)

Distributions to shareholders from net investment income	—	(0.32)	—	(0.05)	(0.04)

Distributions to shareholders from return of capital	(0.14)	(0.02)	(0.26)	(0.23)	(0.02)

Total distributions	(0.14)	(0.34)	(0.26)	(0.28)	(0.06)

Net asset value, end of year	$9.12	$9.40	$8.47	$9.26	$9.53

Total return(b)	(1.35)%	14.98%	(5.89)%	0.10%	(1.12)%

Net assets, end of year (in 000s)	$2,520	$2,539	$3,056	$4,986	$7,361

Ratio of net expenses to average net assets	1.26%	1.27%	1.27%	1.24%	1.20%

Ratio of total expenses to average net assets	1.32%	1.30%	1.29%	1.26%	1.20%

Ratio of net investment income to average net assets	0.70%	3.04%	2.59%	3.46%	1.46%

Portfolio turnover rate(c)	416%	722%	491%	169%	128%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	201

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$9.40	$8.47	$9.27	$9.62

Net investment income(b)	0.12	0.34	0.29	0.33

Net realized and unrealized gain (loss)	(0.20)	0.99	(0.77)	(0.35)

Total from investment operations	(0.08)	1.33	(0.48)	(0.02)

Distributions to shareholders from net investment income	—	(0.38)	(0.01)	(0.06)

Distributions to shareholders from return of capital	(0.19)	(0.02)	(0.31)	(0.27)

Total distributions	(0.19)	(0.40)	(0.32)	(0.33)

Net asset value, end of period	$9.13	$9.40	$8.47	$9.27

Total return(c)	(0.71)%	15.53%	(5.31)%	(0.12)%

Net assets, end of period (in 000s)	$221,056	$268,868	$235,966	$336,979

Ratio of net expenses to average net assets	0.67%	0.68%	0.67%	0.64	%(d)

Ratio of total expenses to average net assets	0.73%	0.70%	0.69%	0.68	%(d)

Ratio of net investment income to average net assets	1.27%	3.62%	3.18%	3.84	%(d)

Portfolio turnover rate(e)	416%	722%	491%	169%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

202	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Global Core Fixed Income	A, C, Institutional, Service, Investor, R6 and P	Diversified
Income, Long Short Credit Strategies and Strategic Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Core Fixed Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

203

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Bond	Daily/Monthly	Annually
Core Fixed Income	Daily/Monthly	Annually
Global Core Fixed Income	Daily/Monthly	Annually
Income	Daily/Monthly	Annually
Long Short Credit Strategies	Daily/Monthly	Annually
Strategic Income	Monthly/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair

204

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income, Long Short Credit Strategies and Strategic Income Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

205

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

206

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

207

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

208

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2022:

BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$215,147,843	$—

Mortgage-Backed Obligations	—	139,609,219	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	40,643,339	4,314,544	—

Asset-Backed Securities	—	44,845,265	—

Foreign Debt Obligations	—	5,733,234	—

Municipal Debt Obligations	—	4,675,855	—

Short-term Investments	—	6,687,862	—

Total	$40,643,339	$421,013,822	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(21,336,545)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,702,704	$—

Futures Contracts(a)	594,585	—	—

Interest Rate Swap Contracts(a)	—	4,776,067	—

Credit Default Swap Contracts(a)	—	490,042	—

Purchased Option Contracts	—	212,815	—

Total	$594,585	$8,181,628	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,899,091)	$—

Futures Contracts(a)	(1,440,389)	—	—

Interest Rate Swap Contracts(a)	—	(3,379,480)	—

Credit Default Swap Contracts(a)	—	(24,940)	—

Written Option Contracts	—	(1,419,064)	—

Total	$(1,440,389)	$(6,722,575)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

209

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$765,420,165	$—

Foreign Debt Obligations	—	29,414,115	—

Asset-Backed Securities	—	97,391,506	—

Mortgage-Backed Obligations	—	518,497,639	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	500,219,003	29,738,535	—

Municipal Debt Obligations	—	24,361,313	—

Total	$500,219,003	$1,464,823,273	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(77,727,786)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$480,812	$—

Futures Contracts(a)	5,062,834	—	—

Interest Rate Swap Contracts(a)	—	5,926,636	—

Credit Default Swap Contracts(a)	—	1,951,037	—

Purchased Option Contracts	—	177,190	—

Total	$5,062,834	$8,535,675	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(167,399)	$—

Futures Contracts(a)	(3,882,458)	—	—

Interest Rate Swap Contracts(a)	—	(4,209,040)	—

Credit Default Swap Contracts(a)	—	(79,734)	—

Written Option Contracts	—	(1,978,737)	—

Total	$(3,882,458)	$(6,434,910)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

210

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Foreign Sovereign Debt Obligations	$141,969,504	$85,141,935	$—	(a)

Corporate Obligations	—	240,683,529	—

Asset-Backed Securities	—	34,467,341	—

Mortgage-Backed Obligations	—	70,323,173	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	30,565,937	1,542,127	—

Structured Note	—	1,101,652	—

Investment Company	22,389,911	—	—

Total	$194,925,352	$433,259,757	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$12,851,380	$—

Futures Contracts(b)	789,223	—	—

Interest Rate Swap Contracts(b)	—	5,191,061	—

Credit Default Swap Contracts(b)	—	813,874	—

Purchased Options Contract	—	205,149	—

Total	$789,223	$19,061,464	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(2,866,307)	$—

Futures Contracts(b)	(3,176,475)	—	—

Interest Rate Swap Contracts(b)	—	(4,704,901)	—

Written Option Contracts	—	(1,105,855)	—

Total	$(3,176,475)	$(8,677,063)	$—

INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$9,311,615	$74,063

Corporate Obligations	—	70,064,629	—

Mortgage-Backed Obligations	—	2,531,712	—

Asset-Backed Securities	—	2,994,999	—

Foreign Debt Obligations	—	10,226,487	—

U.S. Treasury Obligations	1,326,259	—	—

Common Stock and/or Other Equity Investments(c)

Europe	122,529	—	—

North America	201,059	—	—

Investment Company	2,658,582	—	—

Rights	—	3,630	—

Total	$4,308,429	$95,133,072	$74,063

(a)	Amount represents valuations of local Ruble-denominated Russian sovereign bonds for which GSAM has determined include significant unobservable inputs as of March 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, March 31, 2021, they were classified as Level 2.
(b)	Amount shown represents unrealized gain (loss) at period end.
(c)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

211

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUND

Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INCOME (continued)

Investment Type	Level 1	Level 2	Level 3

Liabilities(a)

Fixed Income

Unfunded Loan Commitment	$—	$(469)	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$204,075	$—

Futures Contracts	88,725	—	—

Interest Rate Swap Contracts	—	266,604	—

Credit Default Swap Contracts	—	101,857	—

Total	$88,725	$572,536	$—

Liabilities(a)

Futures Contracts	$(160,753)	$—	$—

Credit Default Swap Contracts	—	(1,978)	—

Total	$(160,753)	$(1,978)	$—

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3

Assets

Bank Loans	$—	$32,837,690	$261,133

Other Secured Debt Obligations	—	20,424,234	—

Unsecured Debt Obligations	—	73,016,127	—

Common Stock and/or Other Equity Investments

North America	1,056,446	—	—

Investment Company	11,874,529	—	—

Total	$12,930,975	$126,278,051	$261,133

Liabilities(a)

Fixed Income

Unfunded Loan Commitment	$—	$(1,155)	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$4,482	$—

Interest Rate Swap Contracts	—	210,302	—

Total	$—	$214,784	$—

Liabilities(a)

Credit Default Swap Contracts	$—	$(201,975)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

212

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$26,440,700	$—

Corporate Obligations	—	193,694,821	—

Mortgage-Backed Obligations	—	167,568,319	899,405

Asset-Backed Securities	—	87,724,141	—

Foreign Debt Obligations	—	17,482,557	—

Municipal Debt Obligations	—	9,749,732	—

U.S. Treasury Obligations	160,943,230	—	—

Investment Company	16,817,687	—	—

Short-term Investments	—	99,445,424	—

Total	$177,760,917	$602,105,694	$899,405

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(108,529,452)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$5,435,219	$—

Futures Contracts(a)	11,522,234	—	—

Interest Rate Swap Contracts(a)	—	29,027,831	—

Credit Default Swap Contracts(a)	—	2,239,714	—

Purchased Option Contracts	—	681,537	—

Total	$11,522,234	$37,384,301	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(3,690,437)	$—

Futures Contracts(a)	(3,427,749)	—	—

Interest Rate Swap Contracts(a)	—	(17,286,484)	—

Credit Default Swap Contracts(a)	—	(35,965)	—

Written Option Contracts	—	(8,343,893)	—

Total	$(3,427,749)	$(29,356,779)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

213

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

BOND
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$5,477,714	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(6,036,529)	(a)
Credit	Variation margin on swap contracts; Receivable for unrealized gain on swap contracts	490,042	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(24,940)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	2,808,457		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(2,101,495)
Total		$8,776,213			$(8,162,964)

CORE FIXED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$11,166,660	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(10,070,235)	(a)
Credit	Variation margin on swap contracts; Receivable for unrealized gain on swap contracts	1,951,037	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(79,734)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	480,812		Payable for unrealized loss on forward foreign currency exchange contracts	(167,399)
Total		$13,598,509			$(10,317,368)

GLOBAL CORE FIXED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$6,055,936	(a)	Payable for unrealized loss on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(8,740,837)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	813,874	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	12,980,877		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(3,112,701)
Total		$19,850,687			$(11,853,538)
(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $17,123, $13,270 and $76,022 for the Bond, Core Fixed Income and Global Core Fixed Income Funds which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

214

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts;	$355,329	(a)	Variation margin on futures contracts	$(160,753)	(a)
Credit	Variation margin on swap contracts;	101,857	(a)	Variation margin on swap contracts	(1,978)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	204,075		—	—
Total		$661,261			$(162,731)

LONG SHORT CREDIT STRATEGIES
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts	$210,302	(a)	—	$—
Credit	—	—		Variation margin on swap contracts	(201,975)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,482		—	—
Total		$214,784			$(201,975)

STRATEGIC INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$40,996,019	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(28,609,918)	(a)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	2,239,714	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts	(35,965)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	5,670,802		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(4,138,645)
Total		$48,906,535			$(32,784,528)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $18,728 for Strategic Income Fund which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

215

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

BOND
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$1,323,805	$(1,619,710)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	512,019	(177,363)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options contracts and written options contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options contracts and written options contracts	311,817	629,211
Total		$2,147,641	$(1,167,862)

CORE FIXED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	$810,713	$(2,430,471)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,386,887	(802,505)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	6,788,556	(5,474,289)
Total		$9,986,156	$(8,707,265)

GLOBAL CORE FIXED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	$835,367	$(4,117,755)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	756,627	(19,061)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options contracts and written options contracts	14,059,597	3,287,296
Total		$15,651,591	$(849,520)

216

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$(737,519)	$380,876
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	130,375	(45,216)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	458,131	(36,809)
Total		$(149,013)	$298,851

LONG SHORT CREDIT STRATEGIES
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on swap contracts	$(21,398)	$160,901
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(383,227)	(147,015)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	9,091	4,482
Total		$(395,534)	$18,368

STRATEGIC INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	$22,174,707	$(663,763)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	4,087,659	(2,049,918)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts; purchased options contracts and written options contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts; purchased options contracts and written options contracts	3,620,248	736,265
Total		$29,882,614	$(1,977,416)

217

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

For the year ended March 31, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Bond	1,314	$352,003,792	$961,845,471	62,600,520	$205,059,004	32,854,773	$228,504,119
Core Fixed Income	4,423	104,711,113	1,304,649,233	—	307,950,017	6,515,899	380,244,157
Global Core Fixed Income	1,325	684,122,468	1,086,078,961	67,176,702	200,598,811	35,339,932	216,042,501
Income	127	10,898,641	22,840,495	—	—	—	—
Long Short Credit Strategies	—	123,317	27,293,333	—	—	—	—

Strategic Income	4,946	949,520,396	5,203,087,307	128,201,455	787,178,679	69,221,854	1,306,521,091

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2022.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM and GSAMI believe to be of good standing and by monitoring the financial stability of those counterparties.

218

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2022:

BOND
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$—	$—	$(8,238)	$(8,238)	$(8,238)	$—	$(8,238)
BofA Securities LLC	2,564	—	—	2,564	—	—	(14,793)	(14,793)	(12,229)	—	(12,229)
Citibank NA	69,136	121,308	—	190,444	(16,882)	—	(760,601)	(777,483)	(587,039)	500,000	(87,039)
Deutsche Bank AG (London)	42,234	—	—	42,234	—	—	(210,046)	(210,046)	(167,812)	167,812	—
HSBC Bank PLC	2,030	—	—	2,030	—	—	—	—	2,030	—	2,030
JPMorgan Securities, Inc.	54,372	76,064	2,702,704	2,833,140	(241)	(1,899,091)	(66,619)	(1,965,951)	867,189	—	867,189
MS & Co. Int. PLC	10,736	237,765	—	248,501	—	—	(322,512)	(322,512)	(74,011)	74,011	—
UBS AG (London)	31,743	—	—	31,743	—	—	(36,255)	(36,255)	(4,512)	—	(4,512)

Total	$212,815	$435,137	$2,702,704	$3,350,656	$(17,123)	$(1,899,091)	$(1,419,064)	$(3,335,278)	$15,378	$741,823	$757,201

GLOBAL CORE FIXED INCOME
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$—	$—	$(10,144)	$(10,144)	$(10,144)	$—	$(10,144)
BofA Securities LLC	3,110	—	—	3,110	(14,099)	—	(18,064)	(32,163)	(29,053)	—	(29,053)
Citibank NA	82,364	—	—	82,364	—	—	(429,327)	(429,327)	(346,963)	346,963	—
Deutsche Bank AG (London)	—	—	—	—	—	—	(173,494)	(173,494)	(173,494)	173,494	—
HSBC Bank PLC	2,484	—	—	2,484	—	—	—	—	2,484	—	2,484
JPMorgan Securities, Inc.	62,064	38,966	12,851,380	12,952,410	—	(2,866,307)	(76,098)	(2,942,405)	10,010,005	(530,000)	9,480,005
MS & Co. Int. PLC	16,253	425,738	—	441,991	(61,923)	—	(354,367)	(416,290)	25,701	—	25,701
UBS AG (London)	38,874	—	—	38,874	—	—	(44,361)	(44,361)	(5,487)	—	(5,487)

Total	$205,149	$464,704	$12,851,380	$13,521,233	$(76,022)	$(2,866,307)	$(1,105,855)	$(4,048,184)	$9,473,049	$(9,543)	$9,463,506

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

STRATEGIC INCOME
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$—	$—	$(18,306)	$(18,306)	$(18,306)	$—	$(18,306)
BofA Securities LLC	5,655	—	—	5,655	—	—	(32,579)	(32,579)	(26,924)	—	(26,924)
Citibank NA	176,033	384,964	—	560,997	(18,728)	—	(4,677,380)	(4,696,108)	(4,135,111)	4,135,111	—
Deutsche Bank AG (London)	171,928	—	—	171,928	—	—	(1,290,990)	(1,290,990)	(1,119,062)	1,119,062	—
HSBC Bank PLC	4,515	—	—	4,515	—	—	—	—	4,515	—	4,515
JPMorgan Securities, Inc.	215,091	—	5,435,219	5,650,310	—	(3,690,437)	(246,884)	(3,937,321)	1,712,989	(390,000)	1,322,989
MS & Co. Int. PLC	37,551	896,100	—	933,651	—	—	(1,997,022)	(1,997,022)	(1,063,371)	1,063,371	—
UBS AG (London)	70,764	—	—	70,764	—	—	(80,732)	(80,732)	(9,968)	—	(9,968)

Total	$681,537	$1,281,064	$5,435,219	$7,397,820	$(18,728)	$(3,690,437)	$(8,343,893)	$(12,053,058)	$(4,655,238)	$5,927,544	$1,272,306

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each applicable Fund’s average daily net assets.

For the fiscal year ended March 31, 2022, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.40%
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.38	0.33	*
Global Core Fixed Income	0.65	0.59	0.56	0.55	0.54	0.65	0.59	**
Income	0.55	0.50	0.47	0.46	0.45	0.55	0.54
Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	0.99
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.60	0.58
#	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.
*	The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.33% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least July 29, 2022, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.
**	Effective July 29, 2021, the Investment Adviser agreed to waive a portion of the Management Fee in order to achieve an effective net management fee rate of 0.56% as an annual percentage rate of the average daily net assets of the Fund. This management fee waiver arrangement will remain in effect through at least July 29, 2022, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. Prior to July 29, 2021, the Investment Adviser had agreed to waive a portion of its management fee equal to 0.01% of the Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and in shares of the Goldman Sachs Access High Yield Corporate Bond ETF, which are affiliated Underlying Funds. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended March 31, 2022, GSAM waived $25,530, $97,047, $5,054, $12,385 and $162,044 of the management fee for the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds, respectively. For the fiscal year ended March 31, 2022, GSAMI waived $9,509 of the management fee for the Global Core Fixed Income Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contigent Deferred Sales Charge
Fund	Class A	Class C
Bond	$4,991	$—
Core Fixed Income	4,148	362
Global Core Fixed Income	552	—
Income	469	—
Long Short Credit Strategies	1	—
Strategic Income	483	—

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.02% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Global Core Fixed Income Fund. This arrangement will remain in effect through at least July 29, 2022, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds are 0.004%, 0.014%, 0.004%, 0.054%, 0.094% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 29, 2022 for the Funds, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Bond	$25,530	$—	$831,987	$857,517
Core Fixed Income	1,098,784	—	759,264	1,858,048
Global Core Fixed Income	442,141	25,754	893,538	1,361,433
Income	5,054	—	351,821	356,875
Long Short Credit Strategies	12,385	—	309,748	322,133
Strategic Income	162,044	—	319,268	481,312

G.  Line of Credit Facility — As of March 31, 2022, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2022, the Funds did not have any borrowings under the facility. The facility was increased to $1,250,000,000 effective April 22, 2022.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2022, Goldman Sachs earned $57,164, $128,608, and $208,926 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of March 31, 2022, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Core Fixed Income	24%	14%

As of March 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R
Bond	—%	—%	—%	18%	—%	—%	—%
Income	10	26	90	—	45	100	100
Long Short Credit Strategies	—	15	—	—	—	—	96

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund and Goldman Sachs Access High Yield Corporate Bond ETF as of and for the fiscal year ended March 31, 2022:

Fund	Underlying Fund	Market Value as of March 31, 2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of March 31, 2022	Shares as of March 31, 2022	Dividend Income
Bond	Goldman Sachs Financial Square Government Fund — Institutional Shares	$7,459,479	$342,246,397	$(349,705,876)	$—	$—	$—	—	$4,614
Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	3,105,895	1,155,421,693	(1,158,527,588)	—	—	—	—	17,566
Global Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	11,198,119	237,245,250	(226,053,458)	—	—	22,389,911	22,389,911	2,875

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Market Value as of March 31, 2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of March 31, 2022	Shares as of March 31, 2022	Dividend Income
Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$2,270,339	$63,639,650	$(63,251,407)	$—	$—	$2,658,582	2,658,582	$1,224
Long Short Credit Strategies	Goldman Sachs Financial Square Government Fund — Institutional Shares	5,082,329	72,136,840	(65,344,640)	—	—	11,874,529	11,874,529	3,351
Strategic Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	118,992,801	679,025,288	(781,200,402)	—	—	16,817,687	16,817,687	25,104
	Goldman Sachs Access High Yield Corporate Bond ETF	22,020,498	—	(21,948,892)	660,289	(731,895)	—	—	573,114

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2022, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)
Bond	$3,177,476,722	$142,879,867	$3,286,513,433	$139,007,760
Core Fixed Income	10,297,338,363	274,195,590	10,487,484,499	303,156,759
Global Core Fixed Income	1,527,552,882	1,403,473,285	1,550,080,462	1,429,474,482
Income	95,042,346	51,288,667	100,919,262	62,512,379
Long Short Credit Strategies	—	84,567,245	—	68,777,004
Strategic Income	2,853,707,130	135,651,638	2,972,580,710	280,856,196

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7. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended March 31, 2022 was as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income
Distribution paid from:
Ordinary income	$6,113,372	$32,311,816	$8,235,618	$4,773,484	$5,338,688	$—
Net long-term capital gains	—	—	1,704,956	17,560	—	—
Total taxable distributions	$6,113,372	$32,311,816	$9,940,574	$4,791,044	$5,338,688	$—
Tax return of capital	$4,433,248	$6,605,922	$—	$—	$—	$16,360,490

The tax character of distributions paid during the for the fiscal year ended March 31, 2021 was as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income
Distribution paid from:
Ordinary income	$20,424,315	$66,941,244	$24,529,865	$3,099,852	$3,879,872	$39,083,302
Net long-term capital gains	3,297,761	16,051,584	11,804,679	34,076	—	—
Total taxable distributions	$23,722,076	$82,992,828	$36,334,544	$3,133,928	$3,879,872	$39,083,302
Tax return of capital	$—	$—	$—	$—	$—	$2,577,366

As of March 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income
Undistributed ordinary income — net	$—	$—	$9,211,672	$347,935	$1,443,466	$—
Capital loss carryforwards(1):
Perpetual Short-Term	(872,329)	(5,836,719)	—	—	(29,420,016)	(1,193,508,000)
Perpetual Long-Term	(604,149)	—	—	—	(7,430,474)	(743,099,146)
Total capital loss carryforwards	$(1,476,478)	(5,836,719)	$—	$—	$(36,850,490)	$(1,936,607,146)
Timing differences (Post October Capital Loss Deferral/Late Year Loss Deferral/Dividends Payable/Defaulted Bonds and Straddle Deferrals)	(8,154,362)	(11,937,858)	(11,626,115)	(640,918)	(182)	(14,241,560)
Unrealized gains (losses) — net	(11,009,552)	(91,659,395)	(15,194,637)	(6,300,701)	(6,134,650)	(55,967,223)
Total accumulated earnings (losses) net	$(20,640,392)	$(109,433,972)	$(17,609,080)	$(6,593,684)	$(41,541,856)	$(2,006,815,929)

(1)	The Strategic Income Fund utilized $46,006,461 of capital losses in the current fiscal year.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

7. TAX INFORMATION (continued)

As of March 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income
Tax Cost	$475,189,236	$2,063,334,102	$650,984,101	$106,302,567	$145,654,604	$862,638,201
Gross unrealized gain	4,437,650	11,594,521	8,805,850	774,929	1,447,039	12,018,796
Gross unrealized loss	(15,447,202)	(103,253,916)	(24,000,487)	(7,075,630)	(7,581,689)	(67,986,019)
Net unrealized gains (losses)	$(11,009,552)	$(91,659,395)	$(15,194,637)	$(6,300,701)	$(6,134,650)	$(55,967,223)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of underlying fund investments, partnership investments, swap transactions, material modification of debt securities, and market discount accretion and premium amortization.

The Strategic Income Fund reclassed $2,393,765 from paid in capital to distributable earnings for the year ending March 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to

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Notes to Financial Statements (continued)

March 31, 2022

8. OTHER RISKS (continued)

conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk – In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,181,303	$12,407,164	2,162,907	$23,876,739
Reinvestment of distributions	119,130	1,253,813	344,387	3,793,573
Shares redeemed	(4,203,793)	(44,684,511)	(1,870,432)	(20,462,290)
	(2,903,360)	(31,023,534)	636,862	7,208,022
Class C Shares
Shares sold	137,406	1,463,763	352,718	3,873,183
Reinvestment of distributions	9,943	104,742	40,987	451,484
Shares redeemed	(630,223)	(6,598,396)	(514,913)	(5,631,285)
	(482,874)	(5,029,891)	(121,208)	(1,306,618)
Institutional Shares
Shares sold	8,505,122	89,955,710	7,509,445	82,232,065
Reinvestment of distributions	341,159	3,596,208	613,213	6,750,780
Shares redeemed	(11,995,565)	(126,128,316)	(5,995,774)	(65,613,208)
	(3,149,284)	(32,576,398)	2,126,884	23,369,637
Service Shares
Shares sold	1,630	17,250	8,385	92,655
Reinvestment of distributions	157	1,645	295	3,248
Shares redeemed	(106)	(1,046)	(5,069)	(56,485)
	1,681	17,849	3,611	39,418
Investor Shares
Shares sold	2,538,890	26,595,710	5,144,227	56,398,722
Reinvestment of distributions	139,431	1,460,867	240,605	2,641,013
Shares redeemed	(2,640,262)	(27,772,031)	(1,445,634)	(15,738,055)
	38,059	284,546	3,939,198	43,301,680
Class R6 Shares
Shares sold	2,498,548	26,427,623	2,647,658	29,116,155
Reinvestment of distributions	158,616	1,666,442	398,587	4,391,846
Shares redeemed	(2,264,013)	(23,824,282)	(4,373,634)	(48,256,722)
	393,151	4,269,783	(1,327,389)	(14,748,721)
Class R Shares
Shares sold	43,985	464,248	105,642	1,164,551
Reinvestment of distributions	5,297	55,758	18,298	201,465
Shares redeemed	(220,766)	(2,356,841)	(160,983)	(1,778,321)
	(171,484)	(1,836,835)	(37,043)	(412,305)
Class P Shares
Shares sold	1,372,982	14,668,907	2,704,318	29,860,388
Reinvestment of distributions	207,864	2,184,664	415,801	4,576,755
Shares redeemed	(1,580,367)	(16,638,309)	(2,033,418)	(22,245,383)
	479	215,262	1,086,701	12,191,760

NET INCREASE (DECREASE)	(6,273,632)	$(65,679,218)	6,307,616	$69,642,873

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,224,618	$34,799,985	5,683,294	$63,651,988
Reinvestment of distributions	243,640	2,622,026	533,766	5,986,978
Shares redeemed	(3,793,091)	(40,654,348)	(2,598,243)	(28,937,384)
	(324,833)	(3,232,337)	3,618,817	40,701,582
Class C Shares
Shares sold	252,285	2,756,826	727,076	8,240,479
Reinvestment of distributions	8,508	92,014	31,946	360,064
Shares redeemed	(470,586)	(5,110,034)	(379,644)	(4,272,701)
	(209,793)	(2,261,194)	379,378	4,327,842
Institutional Shares
Shares sold	23,285,017	253,175,928	55,509,935	629,628,316
Reinvestment of distributions	995,847	10,780,125	1,819,528	20,465,967
Shares redeemed	(43,511,430)	(462,368,830)	(24,674,737)	(277,802,962)
	(19,230,566)	(198,412,777)	32,654,726	372,291,321
Service Shares
Shares sold	18,850	205,747	24,112	272,409
Reinvestment of distributions	320	3,456	1,283	14,474
Shares redeemed	(8,292)	(89,922)	(31,698)	(359,363)
	10,878	119,281	(6,303)	(72,480)
Investor Shares
Shares sold	17,109,352	184,507,679	38,758,645	435,883,183
Reinvestment of distributions	734,975	7,925,191	1,213,149	13,604,730
Shares redeemed	(30,750,264)	(324,652,817)	(11,682,749)	(130,601,849)
	(12,905,937)	(132,219,947)	28,289,045	318,886,064
Class R6 Shares
Shares sold	15,761,362	161,561,823	3,578,248	40,662,071
Reinvestment of distributions	90,359	967,397	293,171	3,326,097
Shares redeemed	(1,023,674)	(10,924,413)	(14,326,354)	(164,257,664)
	14,828,047	151,604,807	(10,454,935)	(120,269,496)
Class R Shares
Shares sold	83,659	907,769	159,957	1,800,723
Reinvestment of distributions	6,050	65,130	16,266	182,602
Shares redeemed	(128,025)	(1,375,479)	(166,804)	(1,880,346)
	(38,316)	(402,580)	9,419	102,979
Class P Shares
Shares sold	8,706,541	94,831,561	23,795,632	270,394,466
Reinvestment of distributions	1,406,708	15,231,406	3,225,241	36,380,070
Shares redeemed	(16,957,201)	(182,938,402)	(17,237,476)	(193,409,837)
	(6,843,952)	(72,875,435)	9,783,397	113,364,699

NET INCREASE (DECREASE)	(24,714,472)	$(257,680,182)	64,273,544	$729,332,511

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	736,451	$9,379,595	1,471,888	$19,679,479
Reinvestment of distributions	42,345	536,678	172,295	2,287,873
Shares redeemed	(1,087,931)	(13,830,331)	(867,820)	(11,484,132)
	(309,135)	(3,914,058)	776,363	10,483,220
Class C Shares
Shares sold	18,682	233,864	48,999	647,360
Reinvestment of distributions	1,470	18,479	16,991	223,813
Shares redeemed	(153,201)	(1,941,491)	(185,221)	(2,426,309)
	(133,049)	(1,689,148)	(119,231)	(1,555,136)
Institutional Shares
Shares sold	6,306,441	79,198,882	9,865,060	130,847,377
Reinvestment of distributions	302,374	3,824,836	1,084,339	14,377,111
Shares redeemed	(7,885,898)	(99,740,197)	(8,470,410)	(111,917,416)
	(1,277,083)	(16,716,479)	2,478,989	33,307,072
Service Shares
Shares sold	5,118	64,216	80,259	1,077,598
Reinvestment of distributions	495	6,215	2,663	35,111
Shares redeemed	(9,667)	(122,261)	(46,783)	(621,722)
	(4,054)	(51,830)	36,139	490,987
Investor Shares
Shares sold	1,512,478	19,198,800	3,658,429	48,779,732
Reinvestment of distributions	84,302	1,064,432	288,901	3,820,812
Shares redeemed	(2,367,273)	(29,490,277)	(1,918,154)	(25,132,805)
	(770,493)	(9,227,045)	2,029,176	27,467,739
Class R6 Shares
Shares sold	2,668,864	33,930,412	2,125,412	27,807,782
Reinvestment of distributions	326,018	4,122,567	1,062,622	14,094,661
Shares redeemed	(1,025,553)	(12,944,825)	(6,965,991)	(93,434,951)
	1,969,329	25,108,154	(3,777,957)	(51,532,508)
Class P Shares
Shares sold	29,159	371,095	73,458	963,738
Reinvestment of distributions	10,432	132,094	36,356	482,492
Shares redeemed	(57,827)	(739,004)	(32,542)	(434,767)
	(18,236)	(235,815)	77,272	1,011,463

NET INCREASE (DECREASE)	(542,721)	$(6,726,221)	1,500,751	$19,672,837

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Income Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,572	$150,577	45,920	$468,476
Reinvestment of distributions	2,274	23,261	1,269	13,030
Shares redeemed	(13,227)	(135,519)	(14,312)	(145,520)
	3,619	38,319	32,877	335,986
Class C Shares
Shares sold	15,146	154,488	3,558	36,437
Reinvestment of distributions	334	3,364	273	2,782
Shares redeemed	(2,398)	(24,861)	(3,602)	(36,950)
	13,082	132,991	229	2,269
Institutional Shares
Shares sold	107,345	1,095,863	325,264	3,415,252
Reinvestment of distributions	115,247	1,175,463	101,468	1,029,797
Shares redeemed	(62,528)	(646,872)	(425,351)	(4,366,371)
	160,064	1,624,454	1,381	78,678
Investor Shares
Shares sold	8,638	88,000	—	—
Reinvestment of distributions	382	3,866	211	2,146
Shares redeemed	(1,965)	(19,475)	—	—
	7,055	72,391	211	2,146
Class R6 Shares
Reinvestment of distributions	243	2,484	216	2,196
	243	2,484	216	2,196
Class R Shares
Reinvestment of distributions	209	2,136	185	1,877
	209	2,136	185	1,877
Class P Shares
Shares sold	3,220,223	33,063,304	10,314,134	105,695,326
Reinvestment of distributions	350,872	3,580,367	200,986	2,081,787
Shares redeemed	(4,631,794)	(47,474,523)	(1,881,188)	(19,419,116)
	(1,060,699)	(10,830,852)	8,633,932	88,357,997

NET INCREASE (DECREASE)	(876,427)	$(8,958,077)	8,669,031	$88,781,149

233

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Long Short Credit Strategies Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	45,267	$401,910	138,476	$1,226,010
Reinvestment of distributions	6,429	56,826	5,214	46,043
Shares redeemed	(89,792)	(798,665)	(54,549)	(486,077)
	(38,096)	(339,929)	89,141	785,976
Class C Shares
Shares sold	—	—	5	44
Reinvestment of distributions	1,012	8,955	1,324	11,615
Shares redeemed	(27,392)	(241,939)	(22,423)	(197,075)
	(26,380)	(232,984)	(21,094)	(185,416)
Institutional Shares
Shares sold	437,273	3,848,946	372,672	3,248,570
Reinvestment of distributions	67,144	592,591	61,973	544,687
Shares redeemed	(311,478)	(2,763,485)	(602,977)	(5,267,232)
	192,939	1,678,052	(168,332)	(1,473,975)
Investor Shares
Shares sold	186,260	1,619,269	41,796	371,429
Reinvestment of distributions	11,561	102,043	8,972	78,892
Shares redeemed	(158,711)	(1,365,037)	(56,763)	(502,317)
	39,110	356,275	(5,995)	(51,996)
Class R6 Shares
Shares sold	432,194	3,751,830	18,454	160,000
Reinvestment of distributions	10,767	94,632	10,159	89,382
Shares redeemed	—	—	(122,818)	(1,100,000)
	442,961	3,846,462	(94,205)	(850,618)
Class R Shares
Shares sold	—	—	111	1,000
Reinvestment of distributions	112	984	88	777
	112	984	199	1,777
Class P Shares
Shares sold	2,489,379	21,775,000	3,719,905	33,017,500
Reinvestment of distributions	508,159	4,479,728	353,139	3,105,868
Shares redeemed	(1,119,071)	(9,735,208)	(1,748,509)	(14,948,057)
	1,878,467	16,519,520	2,324,535	21,175,311

NET INCREASE	2,489,113	$21,828,380	2,124,249	$19,401,059

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,243,479	$30,413,070	4,301,194	$40,735,446
Reinvestment of distributions	196,343	1,843,618	454,092	4,269,208
Shares redeemed	(2,893,870)	(27,243,940)	(4,906,951)	(46,108,146)
	545,952	5,012,748	(151,665)	(1,103,492)
Class C Shares
Shares sold	56,324	529,137	180,875	1,710,421
Reinvestment of distributions	41,509	389,965	233,801	2,189,404
Shares redeemed	(3,524,261)	(32,957,450)	(5,105,244)	(47,947,100)
	(3,426,428)	(32,038,348)	(4,690,568)	(44,047,275)
Institutional Shares
Shares sold	10,702,189	101,067,917	10,976,286	103,788,531
Reinvestment of distributions	727,788	6,842,129	2,045,553	19,203,925
Shares redeemed	(16,696,513)	(157,135,698)	(33,110,986)	(314,435,639)
	(5,266,536)	(49,225,652)	(20,089,147)	(191,443,183)
Investor Shares
Shares sold	302,657	2,853,578	513,420	4,940,246
Reinvestment of distributions	42,065	395,468	101,226	951,404
Shares redeemed	(723,311)	(6,811,913)	(1,170,512)	(10,795,378)
	(378,589)	(3,562,867)	(555,866)	(4,903,728)
Class R6 Shares
Shares sold	2,151,812	20,412,233	130,478	1,233,570
Reinvestment of distributions	33,144	310,686	22,412	209,907
Shares redeemed	(436,871)	(4,089,270)	(524,636)	(4,966,758)
	1,748,085	16,633,649	(371,746)	(3,523,281)
Class R Shares
Shares sold	33,344	313,537	77,248	729,238
Reinvestment of distributions	3,966	37,179	9,759	91,570
Shares redeemed	(31,150)	(292,463)	(177,771)	(1,656,375)
	6,160	58,253	(90,764)	(835,567)
Class P Shares
Shares sold	2,983,532	28,073,800	7,455,037	70,920,600
Reinvestment of distributions	539,436	5,063,826	1,139,338	10,702,882
Shares redeemed	(7,909,047)	(74,182,198)	(7,849,752)	(73,174,366)
	(4,386,079)	(41,044,572)	744,623	8,449,116

NET DECREASE	(11,157,435)	$(104,166,789)	(25,205,133)	$(237,407,410)

235

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Income Fund, Goldman Sachs Long Short Credit Strategies Fund, and Goldman Sachs Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Income Fund, Goldman Sachs Long Short Credit Strategies Fund, and Goldman Sachs Strategic Income Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

236

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022, which represents a period of 182 days of a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Core Fixed Income Fund
Share Class	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*
Class A
Actual	$1,000.00	$928.50		$3.80	$1,000.00	$934.40		$3.42	$1,000.00	$942.30		$4.46
Hypothetical 5% return	1,000.00	1,020.99	+	3.98	1,000.00	1,021.39	+	3.58	1,000.00	1,020.34	+	4.63
Class C
Actual	1,000.00	924.90		7.39	1,000.00	930.40		7.03	1,000.00	938.30		8.07
Hypothetical 5% return	1,000.00	1,017.25	+	7.75	1,000.00	1,017.65	+	7.34	1,000.00	1,016.60	+	8.40
Institutional
Actual	1,000.00	929.10		2.21	1,000.00	936.20		1.83	1,000.00	943.70		2.96
Hypothetical 5% return	1,000.00	1,022.64	+	2.32	1,000.00	1,023.04	+	1.92	1,000.00	1,021.89	+	3.07
Service
Actual	1,000.00	926.80		4.61	1,000.00	933.00		4.24	1,000.00	941.70		5.37
Hypothetical 5% return	1,000.00	1,020.14	+	4.84	1,000.00	1,020.54	+	4.43	1,000.00	1,019.40	+	5.59
Investor
Actual	1,000.00	928.50		2.60	1,000.00	934.70		2.22	1,000.00	943.20		3.25
Hypothetical 5% return	1,000.00	1,022.24	+	2.72	1,000.00	1,022.64	+	2.32	1,000.00	1,021.59	+	3.38
Class R6
Actual	1,000.00	929.10		2.16	1,000.00	936.30		1.79	1,000.00	943.70		2.91
Hypothetical 5% return	1,000.00	1,022.69	+	2.27	1,000.00	1,023.09	+	1.87	1,000.00	1,021.94	+	3.02
Class R
Actual	1,000.00	926.40		4.99	1,000.00	933.20		4.63	—	—		—
Hypothetical 5% return	1,000.00	1,019.75	+	5.24	1,000.00	1,020.14	+	4.84	—	—		—
Class P
Actual	1,000.00	929.10		2.16	1,000.00	935.50		1.79	1,000.00	943.80		2.91
Hypothetical 5% return	1,000.00	1,022.69	+	2.27	1,000.00	1,023.09	+	1.87	1,000.00	1,021.94	+	3.02

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	0.79%	1.54%	0.46%	0.96%	0.54%	0.45%	1.04%	0.45%
Core Fixed Income	0.71	1.46	0.38	0.88	0.46	0.37	0.96	0.37
Global Core Fixed Income	0.92	1.67	0.61	1.11	0.67	0.60	—	0.60

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

237

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2022 (Unaudited) (continued)

	Income Fund				Long Short Credit Strategies Fund				Strategic Income Fund
Share Class	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*
Class A
Actual	$1,000.00	$939.50		$4.69	$1,000.00	$970.50		$7.17	$1,000.00	$966.50		$5.00
Hypothetical 5% return	1,000.00	1,020.09	+	4.89	1,000.00	1,017.65	+	7.34	1,000.00	1,019.85	+	5.14
Class C
Actual	1,000.00	936.00		8.30	1,000.00	967.90		10.84	1,000.00	963.50		8.66
Hypothetical 5% return	1,000.00	1,016.36	+	8.65	1,000.00	1,013.91	+	11.10	1,000.00	1,016.11	+	8.90
Institutional
Actual	1,000.00	941.00		3.10	1,000.00	972.00		5.56	1,000.00	968.10		3.39
Hypothetical 5% return	1,000.00	1,021.74	+	3.23	1,000.00	1,019.30	+	5.69	1,000.00	1,021.49	+	3.48
Investor
Actual	1,000.00	940.70		3.48	1,000.00	971.70		5.95	1,000.00	968.80		3.78
Hypothetical 5% return	1,000.00	1,021.34	+	3.63	1,000.00	1,018.90	+	6.09	1,000.00	1,021.09	+	3.88
Class R6
Actual	1,000.00	941.10		3.05	1,000.00	973.20		5.51	1,000.00	969.20		3.34
Hypothetical 5% return	1,000.00	1,021.79	+	3.18	1,000.00	1,019.35	+	5.64	1,000.00	1,021.54	+	3.43
Class R
Actual	1,000.00	938.30		5.90	1,000.00	970.30		8.40	1,000.00	966.30		6.23
Hypothetical 5% return	1,000.00	1,018.85	+	6.14	1,000.00	1,016.40	+	8.60	1,000.00	1,018.60	+	6.39
Class P
Actual	1,000.00	941.10		3.05	1,000.00	972.00		5.51	1,000.00	969.20		3.34
Hypothetical 5% return	1,000.00	1,021.79	+	3.18	1,000.00	1,019.35	+	5.64	1,000.00	1,021.54	+	3.43

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	0.97%	1.72%	0.64%	0.72%	0.63%	1.22%	0.63%
Long Short Credit Strategies	1.46	2.21	1.13	1.21	1.12	1.71	1.12
Strategic Income	1.02	1.77	0.69	0.77	0.68	1.27	0.68

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

238

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

239

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

240

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				108	None

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Vertical Aerospace Ltd. (an aerospace and technology company)

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011- present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				108	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

241

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016- Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Verizon Communications Inc.

Interested Trustee*

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	173	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2022, Goldman Sachs Trust consisted of 91 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 43 portfolios (29 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

242

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Global Core Fixed Income Fund and the Income Fund designate $499,446 and $880,804, respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2022.

Pursuant to Section 852 of the Internal Revenue Code, the Global Core Fixed Income Fund and the Income Fund designate $1,704,956 and $17,560, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2022.

For the fiscal year ended March 31, 2022, the Bond Fund, Core Fixed Income Fund, Global Core Fixed Income Fund, Income Fund, and Long Short Credit Strategies Fund designate 100%, 100%, 100%, 81.58%, and 88.38%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

243

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou* Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver Paul C. Wirth*	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

* Effective April 12, 2022	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2022 Goldman Sachs. All rights reserved. 279518-OTU-1610346 MSFIAR-22

Goldman Sachs Funds

Annual Report	March 31, 2022

Municipal Funds
Dynamic Municipal Income
High Yield Municipal
Municipal Income Completion
Short Duration Tax-Free

Goldman Sachs Municipal Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	MUNICIPAL INCOME COMPLETION

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Municipal Funds

Market Review

During the 12 months ended March 31, 2022 (the “Reporting Period”), the performance of the municipal bond market was influenced most by rising interest rates, supply and demand conditions, and investor expectations for Federal Reserve (“Fed”) monetary and U.S. government fiscal policies.

When the Reporting Period began in the second quarter of 2021, municipal securities broadly benefited from the reopening of the U.S. economy, the material rebound in state and local revenues and the U.S. federal government’s fiscal stimulus, which collectively bolstered the finances of most municipal sectors. Municipal issuance was solid, with an increase in new project financings, a reduction in refunding activity and ongoing issuance of taxable municipal bonds. Investment inflows to municipal bond mutual funds continued at a record pace. High yield municipal bond mutual funds garnered an outsized proportion of the inflows, as investors continued to seek additional yield and, at the same time, seemed both more comfortable with the credit environment and less risk averse, in our view.

In the third quarter of 2021, municipal bonds continued to perform well. The summer reinvestment cycle, coupled with lower levels of supply, created a supply and demand imbalance and drove up municipal bond prices during July. However, following a relatively quiet August, the municipal market faced challenges in September, as market technicals (i.e., supply and demand conditions) weakened and U.S. Treasury yields rose. Overall, during the quarter, potential federal policy initiatives, such as a bipartisan infrastructure bill and a budget reconciliation bill, were center-stage, as they could have significant ramifications for the municipal market. Seasonal factors dampened new issuance during the quarter, led by a notable drop in the supply of taxable municipal bonds amid a decline in refunding activity. Investment inflows to municipal bond mutual funds remained at record levels.

In the fourth quarter of 2021, municipal securities broadly recorded gains, supported by strong credit fundamentals and solid investor demand, though macro uncertainty and market volatility increased. Still, short-maturity municipal bonds came under pressure, as the Fed announced plans to accelerate its tapering of asset purchases and suggested that multiple interest rate hikes were on tap for 2022. More specifically, in November 2021, policymakers began to scale back the Fed’s $120 billion a month asset purchase program and then said in December they would accelerate the pace of the tapering starting in January 2022. Intermediate- and longer-term municipal bonds were challenged by the emergence of the COVID-19 Omicron variant and the threat it posed to the trajectory of U.S. economic growth. Political negotiations on infrastructure spending bills along with elevated inflation readings also stirred investor apprehension. Ultimately, a $1.2 trillion bipartisan infrastructure bill was signed into law in November 2021. New issuance was modest during the fourth calendar quarter, as issuers took a wait-and-see approach amidst legislative uncertainty in Congress. Investment inflows to municipal bond mutual funds continued but slowed considerably relative to the average rate during each of the first three quarters of 2021.

In the first quarter of 2022, municipal securities posted negative returns, largely in response to the Fed’s change in tone — a shift from its accommodative COVID-19 era monetary policy to an increasingly hawkish stance in response to rising inflation. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The Russia/Ukraine conflict added further uncertainty. In March, Fed policymakers hiked short-term interest rates for the first time in more than three years while also signaling additional rate increases to come. U.S. interest rates, particularly yields on short-term U.S. Treasury securities, rose meaningfully as investors reacted to the Fed’s change in monetary policy. The municipal bond market was not immune to the increase in interest rates, and municipal bond prices broadly declined as municipal yields rose. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields increase and vice versa.) In terms of issuance, the municipal market saw lower than historically normal volumes due to interest rate volatility and geopolitical uncertainty. As for demand, investment flows turned negative, and municipal bond mutual funds saw substantial outflows during the first quarter of 2022.

For the Reporting Period as a whole, primary market issuance was strong, with approximately $463 billion in new supply. Investment flows were positive for the Reporting Period overall at approximately $48 billion. (Source: Lipper.)

Municipal yields rose across all maturities during the Reporting Period. The municipal yield curve flattened, as shorter-term municipal yields rose more than longer-term municipal yields. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities

1

MARKET REVIEW

narrows; opposite of a steepening yield curve.) The yield on a two-year AAA-rated municipal security rose 164 basis points to 1.76%; the yield on a 10-year AAA-rated municipal security rose 115 basis points to 2.22%; and the yield on a 30-year AAA-rated municipal security rose 79 basis points to 2.54%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security rose 212 basis points to 2.28%; the yield on a 10-year U.S. Treasury rose 58 basis points to 2.32%; and the yield on a 30-year U.S. Treasury rose three basis points to 2.44%. (Source: GSAM, MMD and Bloomberg.)

The investment grade municipal bond market, as measured by the Bloomberg Municipal Bond Index, recorded a negative return during the Reporting Period. The worst performers were housing and industrial revenue/pollution control revenue bonds, while the best performers, albeit still producing negative returns, were electric and hospital bonds.

High Yield Municipals

In the second quarter of 2021, when the Reporting Period started, high yield municipal securities generated a positive return and outperformed investment grade municipal securities, driven by improving credit fundamentals, a strong economic backdrop and positive investment flows. High yield municipal securities produced gains and outpaced investment grade municipal securities in the third calendar quarter, though their performance overall was tempered by the weakness of longer-maturity issues and quarter-end investment outflows. In the fourth quarter of 2021, high yield municipal securities recorded a positive return and continued to outperform investment grade municipal securities, led by longer maturity issues. Investment flows turned positive during the quarter. High yield municipal securities suffered substantial losses during the first quarter of 2022, underperforming investment grade municipal bonds after seven consecutive quarters of outperformance. Rising interest rates drove down bond prices across the high yield municipal market. High yield municipal bond mutual funds experienced substantial investment outflows during the first calendar quarter.

For the Reporting Period overall, the high yield municipal bond market modestly underperformed the investment grade municipal bond market. The worst performers in the high yield municipal bond market, as measured by the Bloomberg High Yield Municipal Bond Index, were housing and leasing bonds, while the strongest performers were resource recovery and transportation bonds, both of which produced positive returns.

Looking Ahead

From elevated valuations at the beginning of the Reporting Period, municipal bond prices declined during the first quarter of 2022 to what we considered more normalized levels by the end of the Reporting Period. In our view, municipal valuations were likely to remain in this normalized range at least in the near term, especially given macro uncertainty.

Regarding supply and demand, we expected new issuance to ramp up during 2022. Although tax liability-related selling could dampen demand in the spring, we anticipated a rebound as the tax season wound down. In addition, if U.S. Treasury yields stabilized, investment flows might turn positive, in our opinion, given that municipal yields were well above their longer-term averages at the end of the Reporting Period.

Overall, at the conclusion of the Reporting Period, we had a positive outlook for municipal securities broadly. Municipal credit quality remained strong, though we noted that fundamentals were likely to peak as federal aid subsided. We continued to see opportunity in BBB-rated credits as well as in special assessment, health care and charter school bonds.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Goldman Sachs Municipal Funds invested in the most tax-efficient manner.

2

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -3.66%, -4.44%, -3.35%, -3.87%, -3.43%, -3.39% and -3.33%, respectively. These returns compare to the -4.00% average annual total return of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, most share classes of the Fund outperformed the Index on a relative basis during the Reporting Period. Sector positioning and bottom-up issue selection contributed positively to relative returns. However, the Fund’s combined duration and yield curve positioning detracted from performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	The Fund benefited during the Reporting Period from its state positioning, especially its overweight compared to the Index in Puerto Rico credits. These positive results were slightly offset by the Fund’s exposure to U.S. Treasury securities and taxable municipal bonds, which are not represented in the Index and which underperformed the Index during the Reporting Period.

As for individual issue selection, the Fund was helped during the Reporting Period by its investments in the lowest and the highest credit quality issues. Selection within revenue and general obligation bonds, primarily in Puerto Rico, added substantially to relative returns.

In addition, the Fund’s bias toward BBB-rated, high yield and non-rated municipal securities bolstered relative performance, as lower credit quality issues outperformed higher credit quality issues during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	The Fund’s combined duration and yield curve positioning detracted from performance during the Reporting Period overall. In the second quarter of 2021, when the Reporting Period began, the Fund was helped by its overweight versus the Index in the 10-year and 20-year segments of the municipal yield curve, as the yield curve flattened. (A flattening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities narrows; opposite of a steepening yield curve.) The Fund was hurt by its overweight in the long end of the municipal yield curve during the second calendar quarter when the curve steepened. (A steepening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities widens; opposite of a flattening yield curve.) This same positioning subsequently added to the Fund’s performance, as the municipal yield curve flattened during the fourth calendar quarter. In the first quarter of 2022, as municipal yields broadly rose, the Fund’s overweights in the seven-year and 10-year segments of the yield curve and exposure to the 20-year segment of the yield curve detracted from results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund used U.S. Treasury futures to manage U.S. interest rate duration, which added to

3

PORTFOLIO RESULTS

returns. In addition, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a positive impact on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	In the second quarter of 2021, we increased the Fund’s investments in higher credit quality issues. We added to the Fund’s holdings of taxable municipal bonds. Toward the end of the third calendar quarter, we selectively added medium and higher credit quality issues. In the fourth calendar quarter, we tactically increased the Fund’s exposure to non-rated municipal securities and selectively increased exposure to special assessment bonds. In addition, we reduced the Fund’s position in taxable municipal bonds and its exposure to Illinois credits. In the first quarter of 2022, we added to the Fund’s holdings of high credit quality rated and non-rated municipal securities while decreasing its holdings of BBB-rated bonds. We selectively increased the Fund’s exposure to the special assessment sector and decreased its exposure to state general obligation bonds. We increased the Fund’s allocation to Florida credits. Finally, we decreased the Fund’s investments in taxable municipal bonds and its cash position during the first quarter of 2022. During the Reporting Period overall, we slightly lengthened the Fund’s duration.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight versus the Index in the lowest credit quality issues, as we believed the credit backdrop remained strong. We also maintained the Fund’s overweight position in Puerto Rico credits. The Fund was overweight relative to the Index in the 10-year and 20-year segments of the municipal yield curve at the end of the Reporting Period.

4

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2022

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2022

The following graph shows the value as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-3.66%	2.77%	2.98%	—
Including sales charges	-7.29%	1.99%	2.59%	—

Class C
Excluding contingent deferred sales charges	-4.44%	1.99%	2.21%	—
Including contingent deferred sales charges	-5.40%	1.99%	2.21%	—

Institutional	-3.35%	3.10%	3.32%	—

Service	-3.87%	2.58%	2.81%	—

Investor	-3.43%	3.01%	3.23%	—

Class R6 (Commenced November 30, 2017)	-3.39%	N/A	N/A	2.92%

Class P (Commenced April 20, 2018)	-3.33%	N/A	N/A	2.74%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -3.36%, -4.09%, -3.06%, -3.12%, -3.06% and -3.06%, respectively. These returns compare to the -2.61% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite Index”), during the same time period.

The High Yield Municipal Fund Composite Index is composed 60% of the Bloomberg Municipal High Yield Bond Index (with dividends reinvested) and 40% of the Bloomberg Municipal Bond Index (with dividends reinvested), which generated average annual total returns of -1.35% and -4.47%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the High Yield Municipal Composite Index, largely because of its combined duration and yield curve positioning. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Our bottom-up issue selection also detracted from relative returns. On the positive side, the Fund’s sector positioning added to performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Individual issue selection hurt the Fund’s relative performance during the Reporting Period. The Fund was hampered by our selection of New Jersey and Puerto Rico credits. Issue selection among independent power producers, health care, project finance and revenue bonds detracted further from relative returns. On the positive side, the Fund benefited from selection of housing and tobacco credits as well as from state general obligation bonds during the Reporting Period.

Within sector positioning, the Fund benefited during the Reporting Period from an overweight compared to the High Yield Municipal Composite Index in special assessment bonds and from an underweight in housing bonds.

In addition, the Fund’s overweight compared to the High Yield Municipal Composite Index in lower credit quality issues added to relative returns. On the other hand, the Fund’s overweight in longer maturities and its underweight in shorter maturities detracted from performance.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A

During the Reporting Period overall, the Fund’s combined duration and yield curve positioning detracted from performance. In the second quarter of 2021, when the Reporting Period began, the Fund was helped by its longer duration positioning and its overweight versus the High Yield Municipal Composite Index in the longer maturity end of the municipal yield curve, as the yield curve flattened. (A flattening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities narrows; opposite of a steepening yield curve.) However, the Fund was hurt during the third calendar quarter by its overweights in the 10-year and 20-year segments of the municipal yield curve, as the yield curve steepened. (A steepening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities widens; opposite of a flattening yield curve.) Then, in the fourth calendar quarter, as the municipal yield curve flattened, the Fund benefited

7

PORTFOLIO RESULTS

from an overweight in the longer maturity end of the yield curve. During the first quarter of 2022, this same positioning detracted significantly, as municipal yields broadly rose.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund employed U.S. Treasury futures to manage U.S. interest rate duration, which had a small positive impact on performance. The Fund also maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a positive impact on Fund performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the second quarter of 2021, we added to the Fund’s holdings of taxable municipal bonds. We also increased the Fund’s exposure to higher-rated investment grade municipal securities. In the third calendar quarter, we increased the Fund’s exposure to non-rated municipal securities, especially within the special assessment sector. In addition, we modestly increased the Fund’s exposure to Puerto Rico credits. We continued to add selectively to the Fund’s taxable municipal holdings. In the fourth calendar quarter, we increased the Fund’s exposure to special assessment bonds. We increased its exposure to Texas credits and modestly reduced its exposure to California credits. We continued adding to the Fund’s investments in taxable municipal bonds. In the first quarter of 2022, we decreased the Fund’s allocation to BBB-rated municipal credits and increased its exposure to non-rated municipal securities. We selectively increased the Fund’s exposure to special assessment bonds and decreased its exposure to state general obligation bonds. We increased the Fund’s exposure to Florida credits and decreased its exposure to Illinois and California credits. In addition, we decreased the Fund’s cash position. During the Reporting Period overall, we slightly lengthened the Fund’s duration.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, relative to the High Yield Municipal Composite Index, the Fund was overweight lower credit quality municipal bonds. Regarding sectors, the Fund was overweight special assessment and special tax bonds and underweight housing bonds. The Fund had a sizable position in taxable municipal bonds at the end of the Reporting Period. In terms of state exposures, the Fund was overweight compared to the High Yield Municipal Composite Index in Puerto Rico and Florida credits and underweight California credits. At the end of the Reporting Period, the Fund was underweight short maturity municipal bonds and overweight maturities of 10 years and 20 years.

8

FUND BASICS

High Yield Municipal Fund

as of March 31, 2022

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2022

The following graph shows the value as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-3.36%	4.54%	5.12%	—
Including sales charges	-7.68%	3.59%	4.63%	—

Class C
Excluding contingent deferred sales charges	-4.09%	3.76%	4.33%	—
Including contingent deferred sales charges	-5.05%	3.76%	4.33%	—

Institutional	-3.06%	4.84%	5.41%	—

Investor	-3.12%	4.78%	5.37%	—

Class R6 (Commenced November 30, 2017)	-3.06%	N/A	N/A	4.66%

Class P (Commenced April 20, 2018)	-3.06%	N/A	N/A	4.31%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Completion Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Completion Fund’s (the “Fund”) performance and positioning during the 12 months ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Separate Account Institutional Shares generated an average annual total return of -3.22%. These returns compare to the -4.00% average annual total return of the Bloomberg Municipal Bond 1-10 Year Blend Index (with dividends reinvested), during the same time period.

Because the composition of the Bloomberg Municipal Bond 1-10 Year Blend Index is not comparable to the range of instruments in which the Fund may transact, references to the return of the Bloomberg Municipal Bond 1-10 Year Blend Index are included for informational purposes only and not an indication of how the Fund is managed. This Fund employs a benchmark agnostic strategy.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s combined duration and yield curve positioning detracted from performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Sector positioning also hurt the Fund’s results. On the positive side, our bottom-up issue selection and the Fund’s state exposures added to returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund was hampered during the Reporting Period by its exposure to tobacco and industrial power credits. It benefited from its exposure to revenue and health care credits as well as from its exposure to state general obligation bonds. As for individual issue selection, the Fund was helped by its holdings of local and state general obligation bonds. Regarding state exposures, the Fund’s investments in Puerto Rico credits contributed positively to performance. Its holdings of Illinois and New Jersey credits detracted from returns. Finally, the Fund’s bias toward the lowest credit quality issues bolstered performance, as lower credit quality issues outperformed higher credit quality issues during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning detracted from performance. As municipal yields rose during the Reporting Period overall, the Fund was hurt by its exposure to the 10-year and 20-year segments of the municipal yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to manage U.S. interest rate duration, which had a positive impact on performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to special assessment, special sales tax, corporate-backed and charter school bonds. We decreased its allocations to state general obligation, hospital, transportation and toll revenue bonds. From a state perspective, we reduced the Fund’s exposure to Illinois, New York and Puerto Rico credits and increased its exposure to Florida, California and Texas credits. Additionally, we increased the Fund’s allocations to AA-rated and non-rated municipal securities and decreased its allocation to BBB-rated municipal securities. Finally, we slightly lengthened the Fund’s duration during the Reporting Period overall.

11

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had substantial exposure to the lowest and the highest credit quality rated municipal securities. It held sizable positions in special assessment, airport, hospital and state general obligation bonds. From a state perspective, the Fund had significant investments in Florida, Illinois, California and New York credits. It had comparatively smaller positions in Ohio, Michigan, Colorado and New Jersey credits at the end of the Reporting Period.

12

FUND BASICS

Municipal Income Completion Fund

as of March 31, 2022

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Performance Summary

March 31, 2022

The following graph shows the value as of March 31, 2022, of a $1,000,000 investment made on April 1, 2019 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Municipal Income Completion Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2019 through March 31, 2022.

Average Annual Total Return through March 31, 2022	One Year	Since Inception
Separate Account Institutional (Commenced April 1, 2019)	-3.22%	3.33%

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, -3.08%, -3.47%, -2.89%, -3.28%, -2.94%, -2.79% and -2.79%, respectively. These returns compare to the -2.70% average annual total return of the Fund’s benchmark, the Bloomberg Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, with the Fund’s combined duration and yield curve positioning detracting from relative returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) On the positive side, bottom-up issue selection and sector positioning added to the Fund’s relative performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Within individual issue selection, the Fund benefited from its investments in the lowest and the highest credit quality rated credits. Additionally, the Fund’s exposure to floating rate notes, which are not held by the Index, contributed positively to relative performance.

As for sector positioning, an underweight versus the Index in pre-refunded bonds added to Fund performance during the Reporting Period. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.)

Regarding state exposures, an overweight in Puerto Rico credits contributed positively to the Fund’s results.

The Fund’s exposure to U.S. Treasury securities and taxable municipal bonds, neither of which are represented in the Index, was a drag on performance, specifically in the second half of the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A

The Fund’s combined duration and yield curve positioning detracted from performance during the Reporting Period overall. In the second quarter of 2021, when the Reporting Period began, the Fund benefited from its longer duration position relative to the Index and from its exposure to the intermediate-term segment of the municipal yield curve, as the yield curve flattened. (A flattening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities narrows; opposite of a steepening yield curve.) During the third calendar quarter, the Fund’s exposure to the five- to 10-year segments of the municipal yield curve detracted from results when the yield curve steepened. (A steepening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities widens; opposite of a flattening yield curve.) The Fund’s combined duration and yield curve positioning did not have a material impact on performance in the fourth calendar quarter. During the first quarter of 2022, yields on shorter maturities increased markedly, and the yields on longer maturities rose to a lesser degree. In this environment,

15

PORTFOLIO RESULTS

the Fund was helped by its underweight positions compared to the Index in the one-year, two-year and three-year segments of the municipal yield curve. These positive results were offset somewhat by the Fund’s exposure to the five-year and 10-year segments of municipal yield curve, which detracted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a small positive impact on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the second quarter of 2021, we added to the Fund’s holdings of taxable bonds, specifically U.S. Treasury securities and taxable municipal bonds. In the third calendar quarter, we increased the Fund’s exposure to higher credit quality rated issues. We continued to add to the Fund’s position in taxable securities, primarily U.S. Treasuries. During the fourth calendar quarter, we decreased the Fund’s exposure to taxable securities and medium credit quality rated issues, while increasing its exposure to the highest credit quality rated issues. Additionally, we increased the Fund’s investments in New York credits. In the first quarter of 2022, we continued to reduce the Fund’s holdings of taxable securities, especially U.S. Treasuries. We tactically increased exposure to high credit quality rated credits and decreased the Fund’s allocation to BBB-rated credits. We also increased the Fund’s holdings of California credits. During the Reporting Period overall, we modestly lengthened the Fund’s duration.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the highest and lowest credit quality rated municipal securities. With regard to sectors, the Fund was underweight pre-refunded bonds. It was overweight the transportation, industrial power and health care sectors at the end of the Reporting Period. From a state perspective, the Fund was overweight compared to the Index in Puerto Rico and New Jersey credits and underweight California and Ohio credits. Additionally, the Fund was underweight short maturity municipal bonds and overweight intermediate maturity municipal bonds relative to the Index. The Fund also had exposure to the short term end of the U.S. Treasury yield curve at the end of the Reporting Period.

16

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2022

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2022

The following graph shows the value as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-3.08%	0.97%	0.87%	—
Including sales charges	-4.49%	0.66%	0.72%	—

Class C
Excluding contingent deferred sales charges	-3.47%	0.57%	0.46%	—
Including contingent deferred sales charges	-4.10%	0.57%	0.46%	—

Institutional	-2.89%	1.27%	1.18%	—

Service	-3.28%	0.79%	0.69%	—

Investor	-2.94%	1.20%	1.11%	—

Class R6 (Commenced November 30, 2017)	-2.79%	N/A	N/A	1.37%

Class P (Commenced April 20, 2018)	-2.79%	N/A	N/A	1.33%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

FUND BASICS

Index Definition

The Bloomberg Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Municipal Bond Index (40%) (with dividends reinvested).

The Bloomberg Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

19

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 98.1%
Alabama – 1.0%
Alabama Economic Settlement Authority RB for BP Exploration & Production, Inc. Series 2016 A (A2/A-)
$5,000,000	4.000%	09/15/2033	$5,285,644
Black Belt Energy Gas District Gas Supply RB Series 2021A (Aa1/NR)(a)(b)
11,770,000	4.000	12/01/2031	12,760,928
Chatom Industrial Development Board RB Refunding for PowerSouth Energy Cooperative Series 2020 (AGM) (A2/AA)
425,000	5.000	08/01/2025	462,380
485,000	5.000	08/01/2026	537,986
550,000	5.000	08/01/2027	619,912
485,000	5.000	08/01/2028	555,181
485,000	5.000	08/01/2029	561,606
425,000	5.000	08/01/2030	496,779
County of Jefferson AL Sewer Revenue (NR/NR)(c)
14,875,000	0.000	10/01/2050	15,150,181
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B1/BB-)
4,600,000	5.750	10/01/2049	5,110,381
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
1,000,000	5.000	10/01/2024	1,065,880
1,000,000	5.000	10/01/2025	1,089,208
2,225,000	5.000	10/01/2030	2,466,620
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(d)
225,000	2.000	10/01/2024	222,733
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(d)
225,000	2.000	10/01/2024	222,733
Industrial Development Board City of Selma International Paper Company Project Gulf Opportunity Zone Revenue Refunding Bonds Series 2019A (BBB/NR) (PUTABLE)(a)(b)(d)
1,750,000	2.000	10/01/2024	1,732,365
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (A2/AA)
740,000	5.000	10/01/2044	788,438
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (A2/AA)(c)
4,420,000	0.000	10/01/2046	4,509,076
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
13,500,000	6.000	10/01/2042	14,940,226
10,615,000	6.500	10/01/2053	11,818,997
Midcity Improvement District Special Assessment RB Series 2022 (NR\NR)
200,000	3.875	11/01/2027	188,805
500,000	4.250	11/01/2032	460,320
Southeast Energy Authority Commodity Supply RB Series 2021 B (A1\NR)(a)(b)
4,500,000	4.000	12/01/2031	4,831,935

Municipal Bonds – (continued)
Alabama – (continued)
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (A1/NR)
3,820,000	4.000	06/01/2024	3,943,859
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A1/NR)(b)(e)
(1M USD LIBOR + 0.85%)
10,000,000	1.155	06/01/2024	9,996,974
UAB Medicine Finance Authority RB Series 2019 B (Aa3/AA-)
1,350,000	4.000	09/01/2036	1,470,654
2,030,000	4.000	09/01/2037	2,210,116
1,350,000	4.000	09/01/2038	1,467,702

			104,967,619

Alaska – 0.3%
Alaska Municipal Bond Bank Authority RB Refunding Series 2016 (AMT) (NR/A+)
1,755,000	5.000	12/01/2030	1,926,011
1,365,000	5.000	12/01/2031	1,495,506
1,960,000	5.000	12/01/2032	2,145,598
2,055,000	5.000	12/01/2033	2,248,655
Alaska Municipal Bond Bank Authority RB Refunding Series 2020 ONE (A1/A+)
1,200,000	5.000	12/01/2026	1,352,163
3,430,000	5.000	12/01/2027	3,925,283
2,175,000	5.000	12/01/2028	2,531,319
2,235,000	5.000	12/01/2029	2,633,336
1,540,000	5.000	12/01/2030	1,840,070
Alaska Municipal Bond Bank Authority RB Series 2017 THREE (NR/A+)
1,240,000	5.000	12/01/2027	1,419,053
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 A-1 (NR/A)
1,550,000	5.000	06/01/2027	1,709,996
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 B-1 (NR/BBB-)
1,900,000	4.000	06/01/2050	1,868,354
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 B-1 (NR/BBB+)
850,000	0.500	06/01/2031	844,318
State of Alaska GO Bonds Series 2016 (AA-/Aa3)
5,460,000	5.000	08/01/2027	5,973,286

			31,912,948

American Samoa – 0.0%
American Samoa Economic Development Authority RB Refunding Series 2021 B (Ba3/NR)(f)
2,000,000	2.470	09/01/2024	1,949,485
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)(f)
1,800,000	3.720	09/01/2027	1,729,794

			3,679,279

Arizona – 1.4%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)(e)
(3M USD LIBOR + 0.81%)
21,670,000	1.458	01/01/2037	20,851,752

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
$425,000	3.375%	07/01/2041	$425,199
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (NR/A)
1,400,000	5.000	11/01/2044	1,540,585
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC+)
570,000	5.000	01/01/2043	447,211
3,250,000	4.500	01/01/2049	2,279,318
2,095,000	5.000	01/01/2054	1,560,368
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC+)
1,565,000	5.000	01/01/2037	1,221,702
1,105,000	5.000	01/01/2038	853,821
300,000	5.000	01/01/2043	222,186
2,125,000	5.000	01/01/2049	1,519,077
600,000	5.125	01/01/2054	429,388
Arizona Industrial Development Authority RB for Kipp New York, Inc. Jerome Facility Series 2021 B (NR/BBB-)
620,000	4.000	07/01/2041	620,305
Arizona Industrial Development Authority RB for Kipp New York, Inc. Macombs Facility Series 2021 A (NR/BBB-)
875,000	4.000	07/01/2041	875,896
1,000,000	4.000	07/01/2051	971,447
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (Baa3/NR)
365,000	5.000	05/01/2024	369,367
300,000	5.000	05/01/2029	304,508
650,000	5.000	05/01/2031	655,666
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)(f)
530,000	3.000	12/15/2031	486,118
City of Chandler IDA Industrial Development RB Series 2007 (A+/NR) (PUTABLE)(a)(b)(d)
10,000,000	2.700	08/14/2023	10,083,098
City of Chandler IDA Industrial Development RB Series 2019 (A+/NR)(a)(b)
7,300,000	5.000	06/03/2024	7,720,719
City of Mesa Utility System RB Refunding Series 2021 (Aa2/AA-)
10,550,000	4.000	07/01/2035	11,768,627
City of Phoenix Civic Improvement Corp Junior Lien Water System RB Series 2020B (AAA/NR)
6,500,000	5.000	07/01/2044	7,608,921
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (A1/A)
1,375,000	3.000	07/01/2049	1,215,555
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A1/A)
1,110,000	5.000	07/01/2023	1,151,099
1,115,000	5.000	07/01/2024	1,181,136

Municipal Bonds – (continued)
Arizona – (continued)
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A1/A) – (continued)
1,215,000	5.000	07/01/2025	1,311,475
915,000	4.000	07/01/2044	942,304
2,980,000	5.000	07/01/2044	3,293,955
2,290,000	3.250	07/01/2049	1,982,930
6,125,000	5.000	07/01/2049	6,730,778
City of Phoenix Civic Improvement Corporation RB for Rental Car Facility Charge Series 2019 A (A3/BBB+)
2,125,000	5.000	07/01/2045	2,376,757
City of Phoenix Civic Improvement Corporation RB Taxable Refunding for Rental Car Facility Charge Series 2019 B (A3/BBB+)
1,950,000	2.226	07/01/2023	1,942,505
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (Aa2/AAA)
7,000,000	5.000	07/01/2030	7,805,917
County of Maricopa IDA Education RB Series 2021A (BB+/NR)(f)
550,000	3.000	07/01/2031	516,779
1,050,000	4.000	07/01/2041	1,033,990
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (BB+/NR)(f)
1,100,000	4.000	07/01/2026	1,089,704
3,225,000	4.375	07/01/2031	3,197,942
3,225,000	5.000	07/01/2044	3,196,685
Entertainment Center Community Facilities District RB Series 2017 (NR/NR)
4,807,000	4.000	07/01/2037	4,809,495
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
395,000	3.500	07/01/2029	387,789
376,000	4.100	07/01/2034	368,880
1,112,000	4.750	07/01/2043	1,086,308
Glendale City Subordinate RB Refunding Series 2017 (A1/AA)
2,500,000	5.000	07/01/2028	2,844,330
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
535,000	4.000	05/15/2031	554,783
900,000	5.000	05/15/2041	967,094
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (NR/NR)
5,000,000	5.000	11/15/2042	5,438,532
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB)
380,000	4.000	02/15/2041	387,497
295,000	4.000	02/15/2046	299,558
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (NR/BB)(f)
300,000	4.000	07/01/2030	305,969
600,000	5.000	07/01/2040	643,603
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2021 A (NR/BB)(f)
500,000	4.000	07/01/2051	479,970

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(f)
$300,000	5.000%	10/01/2026	$311,036
400,000	5.125	10/01/2030	433,718
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
200,000	4.000	07/01/2025	209,111
200,000	4.000	07/01/2026	210,717
200,000	4.000	07/01/2027	212,294
325,000	4.000	07/01/2028	346,293
250,000	4.000	07/01/2029	267,648
500,000	4.000	07/01/2034	528,942
700,000	5.000	07/01/2039	787,317
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)(f)
450,000	4.750	05/01/2030	454,948
225,000	5.500	05/01/2040	229,272
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (A3/BBB+)
11,910,000	5.000	12/01/2037	14,109,833

			148,459,727

Arkansas – 0.3%
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (NR/A)
5,790,000	5.000	12/01/2047	6,484,367
4,630,000	3.200	12/01/2049	4,167,010
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
315,000	3.000	07/01/2032	288,760
310,000	3.125	07/01/2036	278,567
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
4,700,000	3.500	07/01/2038	4,673,446
Batesville Public Facilities Board RB Refunding for White River Health System Obligated Group Series 2020 (NR/BBB-)
520,000	5.000	06/01/2022	522,713
700,000	5.000	06/01/2023	720,710
1,030,000	5.000	06/01/2024	1,079,218
1,215,000	5.000	06/01/2025	1,296,598
1,705,000	5.000	06/01/2026	1,850,456
1,770,000	5.000	06/01/2027	1,949,863
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (NR/BBB+)
550,000	5.000	08/01/2026	608,892
500,000	5.000	08/01/2028	550,690
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (Aa2/NR)
5,395,000	3.000	02/01/2023	5,422,515
5,185,000	3.000	02/01/2024	5,205,459

			35,099,264

Municipal Bonds – (continued)
California – 9.5%
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (Aa2/AA)(g)
1,000,000	0.000	08/01/2037	610,913
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
670,000	4.000	09/01/2024	690,793
500,000	4.000	09/01/2025	520,983
370,000	4.000	09/01/2026	386,897
415,000	4.000	09/01/2027	433,462
410,000	4.000	09/01/2028	427,834
345,000	4.000	09/01/2029	358,697
Atwater Wastewater RB Refunding Series 2017 A (AGM) (NR/AA)
1,000,000	5.000	05/01/2040	1,108,413
Bay Area Toll Authority Bridge RB 2021 Series D (AA/AA)(b)(e)
(SIFMA Municipal Swap Index Yield + 0.30%)
12,750,000	0.770	04/01/2027	12,642,941
Bay Area Toll Authority Bridge RB 2021 Series E (AA/AA)(b)(e)
(SIFMA Municipal Swap Index Yield + 0.41%)
8,450,000	0.880	04/01/2028	8,359,467
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
195,000	4.000	09/01/2022	196,831
205,000	4.000	09/01/2023	209,888
210,000	4.000	09/01/2024	217,014
220,000	4.000	09/01/2025	229,378
230,000	4.000	09/01/2026	241,920
235,000	4.000	09/01/2027	248,250
255,000	4.000	09/01/2029	267,111
275,000	4.000	09/01/2031	284,053
290,000	4.000	09/01/2032	299,201
300,000	5.000	09/01/2033	326,187
215,000	5.000	09/01/2034	233,639
330,000	5.000	09/01/2035	358,440
345,000	3.000	09/01/2036	324,390
360,000	3.000	09/01/2037	337,399
370,000	3.000	09/01/2038	343,815
380,000	3.000	09/01/2039	351,371
1,160,000	5.000	09/01/2044	1,248,144
1,475,000	5.000	09/01/2049	1,582,327
Beaumont Community Facilities District No. 93-1 Special Tax for Improvement Area No 8F Series 2020 (NR/NR)
1,505,000	4.000	09/01/2045	1,528,483
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/BBB-)
425,000	4.000	06/01/2049	430,577
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
500,000	5.000	06/01/2050	541,206
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/BBB+)
950,000	4.000	06/01/2049	983,736

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
$275,000	5.000%	06/01/2049	$298,716
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(g)
2,375,000	0.000	06/01/2055	501,743
California County Tobacco Securitization Agency RB Refunding Series 2020 A (NR/BBB+)
825,000	4.000	06/01/2049	852,840
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB-)
1,395,000	5.000	06/01/2049	1,509,382
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)(g)
12,130,000	0.000	06/01/2055	2,210,559
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)(g)
45,220,000	0.000	06/01/2055	5,582,423
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (Aaa/AAA)
5,000,000	5.250	04/01/2040	6,541,603
California Educational Facilities Authority RB for Stanford University Series 2014 U-6 (Aaa/AAA)
3,500,000	5.000	05/01/2045	4,531,534
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (Baa3/NR)
450,000	5.000	08/01/2035	510,175
575,000	5.000	08/01/2040	643,846
550,000	5.000	08/01/2045	608,272
California Enterprise Development Authority RB Refunding for Rocklin Academy Obligated Group Series 2021 A (NR/BB+)(f)
250,000	4.000	06/01/2036	253,054
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A1/AA)
500,000	5.000	02/01/2042	556,366
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A1/A+)
375,000	5.000	11/15/2028	427,337
350,000	5.000	11/15/2029	398,256
565,000	5.000	11/15/2030	642,580
1,010,000	5.000	11/15/2042	1,145,841
12,000,000	5.000	11/15/2056	13,499,904
California Health Facilities Financing Authority RB Refunding for Children’s Hospital Los Angeles Obligated Group Series 2017 A (Baa2/BBB+)
6,400,000	5.000	08/15/2047	7,120,159
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (A3/NR)(a)(b)
4,500,000	1.200	06/01/2028	4,026,253
California Infrastructure & Economic Development Bank RB Series A (A-/NR)
1,095,000	4.000	05/01/2039	1,172,766
1,140,000	4.000	05/01/2040	1,218,879
1,185,000	4.000	05/01/2041	1,265,049

Municipal Bonds – (continued)
California – (continued)
California Infrastructure & Economic Development Bank RB Series B (A-/NR)
3,790,000	4.000	05/01/2039	4,059,162
1,755,000	4.000	05/01/2040	1,876,432
2,140,000	4.000	05/01/2041	2,284,562
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/A-)
1,300,000	5.000	02/01/2034	1,453,452
1,150,000	5.000	02/01/2035	1,284,634
3,045,000	5.000	02/01/2036	3,401,487
450,000	5.000	02/01/2042	503,118
1,450,000	5.000	02/01/2047	1,611,371
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (NR/NR)
4,265,000	5.000	06/30/2028	4,732,451
3,235,000	5.000	12/31/2028	3,584,258
6,195,000	5.000	12/31/2043	6,746,379
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
670,000	4.000	07/01/2031	708,851
1,830,000	4.000	07/01/2041	1,905,164
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
200,000	5.000	10/01/2026	221,230
200,000	5.000	10/01/2027	224,933
150,000	5.000	10/01/2028	171,089
225,000	5.000	10/01/2029	256,125
125,000	5.000	10/01/2030	141,484
225,000	5.000	10/01/2031	253,895
225,000	5.000	10/01/2032	253,692
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)(f)
430,000	5.000	10/01/2034	461,340
1,125,000	5.000	10/01/2039	1,190,370
1,035,000	5.000	10/01/2049	1,077,115
California Municipal Finance Authority RB Refunding for Eisenhower Medical Center Series 2017 A (Baa2/NR)
4,275,000	5.000	07/01/2047	4,725,998
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (NR/NR)
2,875,000	5.000	12/31/2034	3,153,659
2,375,000	5.000	12/31/2035	2,603,291
900,000	5.000	12/31/2037	986,565
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-1 (NR\NR)
375,000	2.750	11/15/2027	357,265
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-2 (NR\NR)
645,000	2.125	11/15/2026	619,224
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (Baa3/NR)
400,000	5.000	06/01/2035	429,670
California Pollution Control Financing Authority RB for Mission Rock Utilities, Inc. Series 2020 (NR/NR)(f)
5,550,000	4.000	11/01/2023	5,401,542

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (AMT) (NR/A-/A-2)
$4,130,000	3.000%	11/01/2025	$4,200,153
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(f)
2,000,000	6.750	12/01/2028	1,617,020
14,195,000	7.500	12/01/2040	9,965,736
California Pollution Control Financing Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2015 A-1 (AMT) (NR/A-/A-2)
10,000,000	3.375	07/01/2025	10,270,573
California Pollution Control Financing Authority VRD Solid Waste RB Series 2001A (A-/A-2/NR)(a)(b)
1,250,000	2.500	05/01/2024	1,256,784
California Pollution Control Financing Authority VRD Solid Waste RB Series 2003A (A-/A-2/NR) (PUTABLE)(a)(b)(d)
3,500,000	2.500	05/01/2024	3,510,539
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)(f)
13,845,000	5.000	07/01/2030	14,798,166
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)(f)
280,000	5.000	07/01/2022	282,243
360,000	5.000	07/01/2023	374,209
445,000	5.000	07/01/2024	473,806
1,330,000	5.000	07/01/2029	1,492,629
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(f)
1,000,000	5.000	06/15/2040	1,028,008
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)(f)
215,000	3.000	10/01/2030	212,350
500,000	5.000	10/01/2040	550,016
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)(f)
290,000	2.000	10/01/2025	281,062
400,000	3.000	10/01/2031	390,571
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 B (NR/BBB-)(f)
125,000	2.250	10/01/2023	124,195
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)(f)
680,000	4.000	07/01/2030	700,398
1,250,000	5.000	07/01/2040	1,329,771
California School Finance Authority RB for iLEAD Lancaster Series 2021 A (ST INTERCEPT) (ST INTERCEPT) (NR/NR)(f)
435,000	5.000	06/01/2041	452,751
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 B (NR/NR)(f)
400,000	4.875	06/01/2027	384,293

Municipal Bonds – (continued)
California – (continued)
California School Finance Authority RB Refunding Series 2016 (NR/BBB)(f)
3,925,000	5.000	08/01/2046	4,181,412
California State Various Purpose GO Bonds Series 2017 (Aa2/AA-)
1,250,000	5.000	08/01/2046	1,378,433
California State Various Purpose GO Refunding Bonds Series 2020 (Aa2/AA-)
16,170,000	4.000	11/01/2037	17,676,415
6,400,000	4.000	11/01/2038	6,985,014
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
295,000	4.250	09/01/2022	297,729
145,000	5.000	09/01/2030	154,457
150,000	5.000	09/01/2037	159,089
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)(f)
1,375,000	7.250	09/01/2050	1,413,794
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
625,000	4.000	09/01/2041	633,507
530,000	4.000	09/01/2051	529,113
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
875,000	5.000	09/02/2034	987,165
595,000	5.000	09/02/2039	667,427
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
2,630,000	5.000	09/02/2033	2,925,524
875,000	5.000	09/02/2038	969,163
350,000	5.000	09/02/2043	382,773
1,040,000	5.000	09/02/2048	1,129,833
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 A (NR/NR)
4,225,000	5.000	09/02/2029	4,561,723
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 B (NR/NR)
645,000	4.000	09/02/2023	655,711
670,000	4.000	09/02/2024	685,762
1,500,000	5.000	09/02/2034	1,654,603
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)(f)
750,000	3.000	06/01/2029	702,797
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/BBB+)
365,000	5.000	08/01/2028	413,092
300,000	5.000	08/01/2029	338,573
315,000	5.000	08/01/2030	354,542

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (NR/B)(f)
$500,000	5.000%	07/01/2024	$503,739
900,000	5.000	07/01/2029	907,074
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
150,000	5.000	04/01/2030	168,070
70,000	5.000	04/01/2031	78,199
385,000	4.000	04/01/2032	409,481
455,000	4.000	04/01/2034	480,994
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2021 A (NR/A-)
3,235,000	3.000	04/01/2037	3,014,611
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB-)
625,000	5.500	12/01/2054	670,614
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 B (NR/BB-)
7,000,000	6.000	12/01/2024	7,509,398
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (NR/BB-)(f)
1,725,000	5.000	12/01/2031	1,896,781
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,710,000	4.000	09/02/2028	1,760,896
1,250,000	5.000	09/02/2040	1,382,988
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
1,300,000	5.000	09/02/2038	1,428,016
1,500,000	5.000	09/02/2048	1,624,190
California Statewide Communities Development Authority Special Assessment for Statewide Community Infrastructure Program Series 2019 C (NR/NR)
180,000	4.000	09/02/2022	181,497
345,000	4.000	09/02/2023	351,690
355,000	4.000	09/02/2024	365,105
1,015,000	4.000	09/02/2029	1,060,255
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
975,000	5.000	05/15/2042	1,067,265
1,000,000	5.000	05/15/2047	1,088,196
800,000	5.000	05/15/2050	869,374
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
1,750,000	5.000	05/15/2022	1,756,234

Municipal Bonds – (continued)
California – (continued)
California Statewide Community Development Authority Pollution Control Refunding RB 2010 Series A (NON-AMT) (A-/BBB+)
3,990,000	1.750	09/01/2029	3,608,435
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)(g)
22,510,000	0.000	06/01/2046	3,696,342
Campbell Union High School GO Bonds 2016 Series B (US TREASURY OBLIGATIONS) (Aa1\AAA)(b)
5,500,000	4.000	08/01/2026	5,960,787
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
230,000	4.000	09/01/2026	241,822
245,000	4.000	09/01/2027	258,823
250,000	4.000	09/01/2028	264,690
165,000	3.000	09/01/2037	152,596
170,000	3.000	09/01/2038	155,978
175,000	3.000	09/01/2039	159,474
180,000	3.000	09/01/2040	162,012
620,000	3.125	09/01/2044	553,018
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (Aa1/AA)(g)
3,500,000	0.000	06/01/2034	2,454,626
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
600,000	4.000	09/01/2042	604,593
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
825,000	4.000	09/01/2041	833,439
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)(f)
100,000	4.000	09/01/2026	103,290
150,000	4.000	09/01/2031	155,698
650,000	4.000	09/01/2036	674,659
City of Azusa Community Facilities District No. 2005-1 Special Tax Series 2019 (AGM) (NR/AA)
1,280,000	5.000	09/01/2044	1,463,583
1,925,000	5.000	09/01/2049	2,191,867
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
1,125,000	4.000	09/01/2029	1,191,020
1,275,000	4.000	09/01/2032	1,331,155
1,030,000	4.000	09/01/2037	1,068,603
485,000	4.000	09/01/2040	497,297
City of Dublin Community Facilities District No. 2015-1 Special Tax Bonds for Improvement Area No. 3 Series 2021 (NR/NR)
700,000	4.000	09/01/2045	706,142
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)(f)
1,000,000	5.000	09/01/2035	1,117,798
City of Fontana Community Facilities District No. 90 Special Tax for Summit at Rosena Phase One Series 2021 (NR/NR)
475,000	4.000	09/01/2041	484,858

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
City of Los Angeles Department of Airports International Airport Subordinate RB 2022 Series A (AMT) (Aa3\AA-)
$7,090,000	5.000%	05/15/2026	$7,767,416
9,420,000	5.000	05/15/2030	10,878,421
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
305,000	4.000	09/01/2028	324,020
330,000	4.000	09/01/2030	346,024
440,000	4.000	09/01/2032	459,051
450,000	4.000	09/01/2034	468,133
465,000	4.000	09/01/2036	483,088
150,000	3.000	09/01/2038	137,022
160,000	3.000	09/01/2039	145,105
190,000	4.000	09/01/2040	194,956
City of Oroville RB for Oroville Hospital Series 2019 (NR/B+)
1,140,000	5.000	04/01/2024	1,173,430
1,325,000	5.000	04/01/2027	1,408,273
1,000,000	5.000	04/01/2029	1,076,422
1,250,000	5.000	04/01/2030	1,341,886
1,500,000	5.000	04/01/2031	1,605,791
City of Palm Desert Community Facilities District No. 2005-1 Special Tax Refunding Bonds Series 2021 A (NR/NR)
165,000	4.000	09/01/2030	172,272
190,000	4.000	09/01/2033	197,770
200,000	4.000	09/01/2036	207,263
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
670,000	4.000	09/02/2026	695,407
800,000	4.000	09/02/2031	835,119
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2026	107,800
100,000	5.000	09/01/2027	107,452
100,000	5.000	09/01/2028	107,252
100,000	5.000	09/01/2029	107,133
140,000	5.000	09/01/2031	149,663
250,000	5.000	09/01/2032	267,224
230,000	5.000	09/01/2033	245,669
150,000	5.000	09/01/2034	160,131
150,000	5.000	09/01/2035	160,006
700,000	5.000	09/01/2036	745,663
275,000	5.000	09/01/2037	292,579
250,000	5.000	09/01/2038	265,798
500,000	5.000	09/01/2039	531,232
City of Roseville CA ST Series 2019 (NR/NR)
85,000	4.000	09/01/2023	86,623
80,000	4.000	09/01/2024	82,125
150,000	4.000	09/01/2025	155,205
275,000	5.000	09/01/2026	297,152
210,000	5.000	09/01/2027	229,546
160,000	5.000	09/01/2028	175,955
170,000	5.000	09/01/2029	186,765
110,000	5.000	09/01/2030	120,789
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
325,000	3.000	09/01/2029	314,458
815,000	5.000	09/01/2034	896,332
445,000	5.000	09/01/2039	487,433

Municipal Bonds – (continued)
California – (continued)
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
55,000	3.000	09/01/2022	55,204
70,000	4.000	09/01/2024	71,991
95,000	4.000	09/01/2026	99,240
65,000	5.000	09/01/2030	72,677
190,000	4.000	09/01/2032	197,521
225,000	4.000	09/01/2034	233,234
265,000	4.000	09/01/2036	274,134
305,000	4.000	09/01/2038	314,365
330,000	4.000	09/01/2040	337,166
City of Sacramento Greenbriar Community Facilities District No. 2018-03 Special Tax Bonds for Improvement Area No. 1 Series 2021 (NR/NR)
875,000	4.000	09/01/2041	875,222
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
535,000	4.000	09/01/2028	556,950
City of San Francisco Airport Commission International Airport RB Series 2019A (AMT) (A1/A)
7,265,000	5.000	05/01/2049	7,978,658
City of San Luis Obispo Community Facilities District No. 2019-1 Special Tax Bonds Series 2021 (NR/NR)
500,000	4.000	09/01/2041	511,573
City of Santa Paula Special Tax for Harvest Community Facilities District No. 1 Series 2020 (NR/NR)
600,000	5.000	09/01/2035	668,251
1,000,000	5.000	09/01/2040	1,107,107
City of Santee Community Facilities District No. 2017-1 Special Tax Bonds Series 2019 (NR/NR)
1,420,000	4.000	09/01/2044	1,446,538
City of Stockton Community Facilities District No. 2005-1 Special Tax Bonds Series 2019 (NR/NR)
320,000	2.000	09/01/2024	313,707
330,000	2.250	09/01/2026	320,068
350,000	2.375	09/01/2028	332,497
380,000	2.750	09/01/2031	353,562
405,000	3.000	09/01/2033	381,835
415,000	3.000	09/01/2034	390,504
270,000	3.000	09/01/2035	251,831
900,000	3.125	09/01/2037	840,459
740,000	3.125	09/01/2039	683,448
810,000	3.250	09/01/2041	743,343
City of Tracy Community Facilities District No. 2016-2 ECFD Special Tax Bonds Series 2019 (NR/NR)
345,000	5.000	09/01/2044	377,997
465,000	5.000	09/01/2049	507,545
City of Upland Community Facilities District No. 2015-1 Special Tax Improvement Area No. 1 Series 2019 B (NR/NR)
95,000	3.125	09/01/2037	88,609
700,000	3.250	09/01/2041	648,739
600,000	3.500	09/01/2049	553,669
940,000	4.000	09/01/2049	951,144
Coast Community College District 2012 GO Bonds Series 2017D (STATE AND LOCAL GOVT SERIES) (Aa1\AA+)(b)
7,750,000	5.000	08/01/2027	8,889,415

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (NR/AA)
$275,000	3.125%	08/01/2035	$277,631
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
450,000	5.000	09/01/2034	492,164
725,000	5.000	09/01/2039	790,895
County of Sacramento RB Refunding for Airport System Series 2018 C (AMT) (A2/A+)
1,225,000	5.000	07/01/2039	1,353,516
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
1,365,000	4.000	09/01/2045	1,385,415
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
1,295,000	5.000	09/01/2027	1,390,729
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
395,000	3.125	09/01/2044	343,692
1,630,000	3.125	09/01/2049	1,368,747
Eastern Foothill Transporation Corridor Agency Toll Road Refunding RB Series 2013B (A-/BBB)(a)(b)
1,175,000	5.500	01/15/2023	1,188,946
Folsom Ranch Financing Authority Special Tax for City of Folsom Community Facilities District No. 21 Series 2021 (NR/NR)
415,000	4.000	09/01/2046	418,454
500,000	4.000	09/01/2050	502,384
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (Baa2/A-)(a)
1,300,000	3.950	01/15/2053	1,321,797
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (A2/AA)(c)
3,000,000	0.000	01/15/2032	3,309,030
Foothill-Eastern Transportation Corridor Agency RB Refunding for Senior Lien Series 2021 A (Baa2/A-)
10,000,000	4.000	01/15/2046	10,434,284
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (NR/A+)(b)
500,000	5.000	09/01/2022	507,837
Goldan State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (BBB-/NR)
15,850,000	3.850	06/01/2050	15,235,759
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (Aa3/A+)(b)
13,395,000	5.000	06/01/2025	14,630,022
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)(b)
24,130,000	5.000	06/01/2028	27,968,007
10,385,000	3.500	06/01/2022	10,427,549
2,440,000	5.000	06/01/2022	2,455,806
10,080,000	5.250	06/01/2022	10,149,269

Municipal Bonds – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)(b)
14,450,000	5.000	06/01/2022	14,543,604
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (WR/NR)(b)
2,900,000	5.300	06/01/2022	2,920,157
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (US TREASURY OBLIGATIONS) (#Aaa\A+)(b)
4,555,000	5.000	06/01/2025	4,967,657
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2018A-1 (US TREASURY OBLIGATIONS / CASH) (NR\NR)(b)
5,250,000	5.000	06/01/2028	6,085,041
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (NR/AA)(f)
665,000	4.000	06/01/2036	716,314
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (NR/A-)
1,165,000	3.678	06/01/2038	1,153,175
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
650,000	5.000	09/01/2025	706,707
650,000	5.000	09/01/2026	720,760
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
480,000	5.000	09/01/2025	521,876
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
430,000	5.000	09/01/2026	476,810
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000	09/01/2025	188,272
175,000	4.000	09/01/2026	184,740
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2019 A (NR/NR)
350,000	5.000	09/01/2030	404,154
310,000	5.000	09/01/2032	356,383
360,000	5.000	09/01/2034	412,296
460,000	5.000	09/01/2036	525,539
Lammersville Joint Unified School District Improvement Community Facilities District No. 2014-1 Special Tax Bonds Series 2019 (NR/NR)
775,000	5.000	09/01/2043	838,085
2,500,000	5.000	09/01/2048	2,693,273
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (NR/AA)
3,000,000	3.500	09/01/2035	3,098,797
Los Angeles Community College District GO Refunding Bonds Series 2020 (Aaa/AA+)
9,495,000	1.806	08/01/2030	8,590,177
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (AMT) (Aa2/AA)
2,335,000	5.000	05/15/2034	2,606,630

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Los Angeles Department of Airports Subordinated RB Refunding Series 2021 B (Aa3/AA-)
$3,810,000	5.000%	05/15/2038	$4,468,768
3,915,000	5.000	05/15/2039	4,584,452
Los Angeles Department of Airports Subordinated RB Series 2016 B (AMT) (Aa3/AA-)
1,000,000	5.000	05/15/2029	1,094,910
Los Angeles Department of Airports Subordinated RB Series 2018 A (AMT) (Aa3/AA-)
7,000,000	5.250	05/15/2048	7,776,760
Los Angeles Department of Airports Subordinated RB Series 2018 C (AMT) (Aa3/AA-)
5,000,000	5.000	05/15/2030	5,606,556
1,000,000	5.000	05/15/2035	1,114,361
Los Angeles Department of Airports Subordinated RB Series 2018 D (AMT) (Aa3/AA-)
6,000,000	5.000	05/15/2030	6,846,343
Los Angeles Unified School District GO Bonds for Qualified School Construction Series 2010 J-2 (Aa3/A+)
44,275,000	5.720	05/01/2027	49,611,010
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (AGC) (Aa3/AA)(g)
2,000,000	0.000	08/01/2037	1,183,758
4,500,000	0.000	08/01/2038	2,560,682
4,500,000	0.000	08/01/2039	2,456,221
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL) (NR/AA-)(g)
1,205,000	0.000	08/01/2026	1,085,510
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (Aa3/NR)(g)
2,510,000	0.000	08/01/2035	1,612,732
M-S-R Energy Authority Gas RB Series 2009 A (NR/BBB+)
1,750,000	6.500	11/01/2039	2,372,009
M-S-R Energy Authority Gas RB Series 2009 C (NR/BBB+)
3,295,000	6.125	11/01/2029	3,791,636
2,000,000	6.500	11/01/2039	2,710,868
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (Aa3/AA)(c)
5,000,000	0.000	08/01/2035	5,487,488
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (A1/BBB+)(e)
4,605,000	(3M USD LIBOR + 0.72%) 1.368	07/01/2027	4,582,418
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (A2/AA)
15,650,000	5.000	11/01/2047	17,813,774
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A2/AA)
2,150,000	0.000(g)	08/01/2031	1,567,496
4,150,000	0.000(g)	08/01/2032	2,906,033
3,500,000	0.000(g)	08/01/2033	2,351,030
6,450,000	7.000	08/01/2038	8,364,620
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A1/A+)
4,000,000	5.000	05/01/2031	4,012,168

Municipal Bonds – (continued)
California – (continued)
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
590,000	4.000	09/01/2023	603,408
320,000	4.000	09/01/2024	330,234
400,000	4.000	09/01/2025	416,787
1,490,000	4.000	09/01/2026	1,565,320
305,000	4.000	09/01/2027	319,609
500,000	4.000	09/01/2028	522,482
1,780,000	4.000	09/01/2029	1,851,414
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
3,965,000	5.000	09/01/2027	4,081,295
1,000,000	5.375	09/01/2031	1,030,117
485,000	5.250	09/01/2034	499,232
River Islands Public Financing Authority Community Facilities District No. 2021-1 Special Tax Series 2021 (NR/NR)
875,000	4.000	09/01/2041	883,576
555,000	4.000	09/01/2046	557,153
Riverside County Transportation Commission Toll Revenue Senior Lien Refunding Bonds 2021 Series B-1 (A/BBB+)
2,230,000	4.000	06/01/2037	2,361,187
2,965,000	4.000	06/01/2038	3,134,135
3,845,000	4.000	06/01/2039	4,054,430
1,755,000	4.000	06/01/2040	1,847,557
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
195,000	4.000	09/01/2027	205,202
205,000	4.000	09/01/2028	216,188
210,000	4.000	09/01/2029	223,127
220,000	4.000	09/01/2030	230,518
545,000	4.000	09/01/2034	566,962
500,000	4.000	09/01/2037	518,739
370,000	4.000	09/01/2040	379,381
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000	09/01/2025	808,019
1,075,000	5.000	09/01/2026	1,179,272
1,000,000	5.000	09/01/2027	1,112,013
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
50,000	4.000	09/01/2022	50,408
100,000	5.000	09/01/2031	109,649
185,000	5.000	09/01/2032	202,659
165,000	5.000	09/01/2033	180,585
175,000	4.000	09/01/2034	180,505
150,000	4.000	09/01/2035	154,572
125,000	3.000	09/01/2036	113,949
470,000	5.000	09/01/2039	512,168
250,000	3.250	09/01/2041	227,506
400,000	5.000	09/01/2045	431,402
1,000,000	5.000	09/01/2049	1,075,605

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2021 (NR/NR)
$850,000	2.500%	09/01/2037	$681,072
600,000	4.000	09/01/2041	602,978
4,480,000	4.000	09/01/2050	4,381,202
Sacramento City Unified School District GO RB Refunding Series 2015 (AGM) (NR/AA)
1,000,000	5.000	07/01/2029	1,062,252
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL) (Aa3/AA-)(e)
(3M USD LIBOR + 0.55%)
11,975,000	0.900	06/01/2034	11,408,466
San Diego County Regional Airport Authority RB Refunding Series 2013 B (AMT) (A1/A)
3,465,000	5.000	07/01/2023	3,596,338
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (AMT) (A2\NR)
13,800,000	4.000	07/01/2040	14,365,948
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (Aa2/AA-)(g)
5,000,000	0.000	07/01/2039	2,841,100
San Diego Unified School District GO Bonds for Election of 2012 Series 2013 C (Aa2/AA-)(b)
3,500,000	4.000	07/01/2023	3,598,663
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 B (A1/A)
4,650,000	5.000	05/01/2049	5,231,089
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2012 A (AMT) (A1/A)(b)
4,750,000	5.000	05/02/2022	4,764,418
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2013 A (AMT) (A1/A)
2,000,000	5.500	05/01/2028	2,069,265
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Series 2020 A (AMT) (A1/A)
1,000,000	4.000	05/01/2039	1,043,805
2,800,000	4.000	05/01/2040	2,918,352
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 A (AMT) (NR/A)
10,000,000	5.000	05/01/2023	10,344,469
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 D (AMT) (A1/A)
10,000,000	5.000	05/01/2048	10,903,130
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 G (AMT) (NR/A)
1,300,000	5.000	05/01/2027	1,436,390
San Francisco City & County Airport Commission San Francisco International Airport RB Series 2019 A (AMT) (A1/A)
9,380,000	5.000	05/01/2044	10,360,709

Municipal Bonds – (continued)
California – (continued)
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (NR/A-)
1,000,000	5.000	08/01/2033	1,118,190
San Jacinto Unified School District Financing Authority Special Tax RB Series 2019 (NR/NR)
500,000	5.000	09/01/2036	552,772
1,550,000	5.000	09/01/2044	1,697,575
2,275,000	5.000	09/01/2049	2,482,164
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL) (Baa2/NR)(g)
1,715,000	0.000	01/15/2026	1,556,871
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (NR/A)(b)
1,000,000	5.000	01/15/2025	1,080,668
San Lorenzo Unified School District GO Bonds Series 2021 (Aa3/NR)
5,505,000	4.000	08/01/2047	5,787,425
Santa Monica-Malibu Unified School District GO Bonds for School Facilities Improvement Discrict No. 1 Series 2018 B (Aa1/AA+)
2,320,000	4.000	08/01/2044	2,493,795
12,235,000	4.000	08/01/2050	13,064,997
Santa Monica-Malibu Unified School District GO Bonds for School Facilities Improvement Discrict No. 2 Series 2018 B (Aa1/AA+)
15,995,000	4.000	08/01/2050	17,080,067
State of California GO Bonds (AA-/AA)
5,000,000	4.000	11/01/2041	5,272,785
State of California GO Bonds (Aa2\AA-)
14,000,000	5.000	10/01/2029	16,730,972
State of California GO Bonds Various Purpose GO Refunding Bonds (Aa2\AA-)
18,805,000	5.000	11/01/2030	22,783,542
8,000,000	5.000	11/01/2031	9,594,321
State of California Various Purpose GO Bonds (Aa2\AA-)
10,000,000	5.000	04/01/2028	11,629,239
State of California Various Purpose GO Refunding Bonds (Aa2/AA-)
10,775,000	4.000	03/01/2037	11,708,933
Stockton Unified School District GO Refunding Bonds Series 2016 (Aa3/A+)
2,735,000	5.000	08/01/2025	2,998,584
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-1 (NR/BBB-)
2,190,000	4.000	06/01/2049	2,219,098
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-2 (NR/NR)(g)
6,000,000	0.000	06/01/2060	1,015,456
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A)
885,000	5.000	06/01/2026	966,888
1,180,000	5.000	06/01/2027	1,309,705

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A) – (continued)
$920,000	5.000%	06/01/2028	$1,034,024
1,780,000	5.000	06/01/2029	2,023,168
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A-)
1,745,000	5.000	06/01/2032	1,977,637
870,000	5.000	06/01/2034	982,390
435,000	5.000	06/01/2035	490,058
870,000	5.000	06/01/2036	977,846
870,000	5.000	06/01/2039	973,988
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (NR/BBB-)
3,030,000	5.000	06/01/2048	3,282,053
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)(g)
7,975,000	0.000	06/01/2054	1,420,432
Town of Tiburon Special Assessment for Assessment District No. 2017-1 Series 2021 A (NR/NR)
475,000	2.375	09/02/2041	367,911
1,050,000	2.500	09/02/2046	790,484
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
1,265,000	5.000	10/01/2028	1,468,221
580,000	5.000	10/01/2029	683,916
490,000	5.000	10/01/2030	580,318
1,025,000	5.000	10/01/2031	1,211,117
880,000	5.000	10/01/2033	1,036,545
615,000	5.000	10/01/2035	722,852
705,000	5.000	10/01/2036	826,731
880,000	5.000	10/01/2037	1,031,402
880,000	5.000	10/01/2038	1,029,191
880,000	5.000	10/01/2039	1,027,687
970,000	5.000	10/01/2040	1,131,167
950,000	5.000	10/01/2045	1,098,262
1,035,000	2.400	10/01/2049	1,006,267
995,000	5.000	10/01/2049	1,145,057
University of California RB Refunding Series 2018 O (Aa3/AA-)
3,500,000	5.500	05/15/2058	4,032,271
University of California RB Refunding Series 2020 BE (Aa2/AA)
8,800,000	5.000	05/15/2041	10,324,521
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL) (Baa2/AA-)(g)
1,175,000	0.000	08/01/2025	1,076,897
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
800,000	5.000	09/01/2047	853,321

			985,066,133

Municipal Bonds – (continued)
Colorado – 3.6%
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (Aa2/NR)
6,910,000	5.250	12/01/2040	7,813,259
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (ST AID WITHHLDG) (NR/NR)(b)
325,000	5.250	12/01/2026	370,881
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,425,000	4.700	12/01/2047	1,363,548
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
2,975,000	5.500	12/01/2050	2,870,881
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)(c)(f)
1,855,000	0.000	12/01/2049	1,516,600
Board of Governors of Colorado State University System RB Refunding Series 2017 C (ST HGR ED INTERCEPT PROG) (NR/AA)
14,305,000	5.000	03/01/2043	16,162,413
Board of Governors of Colorado State University System RB Refunding Series 2017 C (ST HGR ED INTERCEPT PROG) (ST HGR ED INTERCEPT PROG) (NR/NR)(b)
9,555,000	5.000	03/01/2028	11,043,279
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000	5.000	12/01/2037	539,776
Brighton Crossing Metropolitan District No. 6 GO Bonds Series 2020 A (NR/NR)
525,000	5.000	12/01/2035	549,146
515,000	5.000	12/01/2040	531,737
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)(f)
1,120,000	5.000	12/01/2040	1,160,319
Broadway Station Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
735,000	5.000	12/01/2035	764,742
500,000	5.125	12/01/2048	514,445
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000	5.250	12/01/2038	1,027,482
Chambers Highpoint Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
515,000	5.000	12/01/2041	503,928
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (Aa1/AA+)
3,510,000	6.000	12/15/2029	4,226,827
10,805,000	6.000	12/15/2030	12,973,147
City Center West Residential Metropolitan District No. 2 GO Bonds Senior Series 2019 A (NR/NR)
1,035,000	5.000	12/01/2049	1,049,788
City of Denver Airport System Subordinate RB Series 2018A (AMT) (A/A+)
3,200,000	5.000	12/01/2035	3,568,901
18,000,000	5.000	12/01/2048	19,764,887

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
City of Denver Department of Aviation Airport System RB Series 2019D (A+/AA-)(a)(b)
$7,960,000	5.000%	11/15/2022	$8,133,226
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (NR/NR)
900,000	4.000	10/01/2056	892,067
Colorado Educational & Cultural Facilities Authority RB for Aspen View Academy, Inc. Series 2021 (Baa3/NR)
150,000	4.000	05/01/2036	153,588
150,000	4.000	05/01/2041	151,752
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (ST INTERCEPT) (Ba2/NR)(f)
300,000	5.000	02/01/2034	315,594
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)(f)
1,300,000	5.000	10/01/2029	1,397,704
2,500,000	5.000	10/01/2039	2,612,131
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (Baa3/NR)
345,000	4.000	11/01/2029	350,312
400,000	5.000	11/01/2039	418,000
700,000	5.000	11/01/2049	727,823
Colorado Educational & Cultural Facilities Authority RB Refunding for West Ridge Academy Charter School Project Series 2019 A (MORAL OBLG) (Aa3/NR)
325,000	5.000	06/01/2049	336,787
350,000	5.000	06/01/2054	362,300
Colorado Health Facilities Authority RB for CommonSpirit Health Obligated Group Series 2019 B-2 (Baa1/A-)(a)(b)
4,285,000	5.000	08/01/2026	4,672,218
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
1,800,000	4.000	09/01/2045	1,870,835
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (Aa2/AA)
3,900,000	4.000	11/15/2043	4,124,498
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
1,000,000	5.000	08/01/2030	1,146,258
855,000	5.000	08/01/2035	971,638
2,010,000	4.000	08/01/2044	2,096,990
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
855,000	5.000	08/01/2035	971,637
2,140,000	5.000	08/01/2036	2,429,867
855,000	5.000	08/01/2037	970,176
1,285,000	5.000	08/01/2038	1,456,113
2,575,000	5.000	08/01/2039	2,913,948
3,495,000	4.000	08/01/2049	3,624,235

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (NR/NR)(b)
1,150,000	5.000	06/01/2027	1,304,617
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (NR/A+)
1,730,000	4.000	11/01/2039	1,845,763
7,435,000	5.000	11/01/2039	8,449,012
8,285,000	5.000	11/01/2044	9,311,314
1,950,000	5.000	11/01/2049	2,178,243
Colorado Health Facilities Authority RB Refunding for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (Aa3/AA-)
2,640,000	4.000	01/01/2036	2,824,344
Colorado Health Facilities Authority RB Series 2019B (AA/AA)(a)(b)
6,000,000	5.000	11/19/2026	6,694,390
Colorado Health Facilities Authority RB Series 2019B Series 2019B-1 (A-/BBB+)(a)(b)
2,000,000	5.000	08/01/2025	2,139,045
Colorado Health Facilities Authority Taxable RB Refunding for Sanford Obligated Group Series 2019 B (NR/A+)
1,250,000	2.496	11/01/2024	1,246,549
2,730,000	2.678	11/01/2025	2,731,971
Conestoga Metropolitan District LT GO Refunding & Improvement Bonds Series 2021A3 (NR/NR)
775,000	5.250	12/01/2051	746,400
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
3,210,000	4.000	12/01/2029	3,147,579
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
500,000	4.500	12/01/2027	511,454
Cottonwood Highlands Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2049	915,235
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,255,000	5.000	12/01/2039	1,285,965
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Senior Bonds Series 2021A (NR/NR) (NR/NR)(f)
740,000	5.000	12/01/2029	704,261
1,940,000	5.500	12/01/2039	1,811,076
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)(f)
2,730,000	5.000	12/01/2029	2,648,732
3,105,000	5.500	12/01/2039	2,975,903
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A2/A)
1,500,000	5.000	12/01/2038	1,668,913
11,500,000	5.250	12/01/2048	12,797,884
Denver City & County Airport RB Series 2013 A (AMT) (A2/A)
5,000,000	5.500	11/15/2029	5,242,641
Denver City & County School District No. 1 GO Bonds Series 2021 (ST AID WITHHLDG) (Aa1/AA+)
6,095,000	4.000	12/01/2045	6,650,620

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (NR/B)
$24,495,000	5.000%	10/01/2032	$25,217,034
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)(f)
4,995,000	5.000	12/01/2025	5,423,179
5,145,000	5.000	12/01/2026	5,689,021
5,285,000	5.000	12/01/2027	5,934,627
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
640,000	5.000	12/01/2030	698,306
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
765,000	5.000	12/01/2024	814,144
205,000	5.000	12/01/2025	222,573
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
880,000	5.000	12/01/2030	1,009,675
1,230,000	5.000	12/01/2031	1,406,671
3,500,000	5.000	12/01/2032	3,996,283
Denver Urban Renewal Authority 9th & Colorado Urban Redevelopment Area RB Series 2018 A (NR/NR)(f)
4,355,000	5.250	12/01/2039	4,586,507
E-470 Public Highway Authority RB Refunding Series 2010 A (AGM-CR) (A2/AA)(g)
1,500,000	0.000	09/01/2035	1,003,768
E-470 Public Highway Authority RB Refunding Series 2020 A (A2/A)
1,545,000	5.000	09/01/2026	1,727,609
880,000	5.000	09/01/2027	1,002,760
880,000	5.000	09/01/2028	1,015,397
1,145,000	5.000	09/01/2034	1,349,089
1,100,000	5.000	09/01/2035	1,294,717
1,235,000	5.000	09/01/2036	1,452,193
E-470 Public Highway Authority RB Series 2004 B (NATL) (A2/A)(g)
1,350,000	0.000	09/01/2030	1,069,196
E-470 Public Highway Authority RB Series 2010 A (A2/A)(g)
6,000,000	0.000	09/01/2040	3,210,063
First Creek Village Metropolitan District GO Bonds Series 2019 A (Ba1/NR)
325,000	3.000	12/01/2029	321,796
Glen Metropolitan District GO LT Bonds Series 2021 (NR/NR) (NR/NR)
570,000	3.750	12/01/2034	497,051
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
650,000	4.000	12/01/2031	605,615
Hogback Metropolitan District LT GO Bonds Series 2021A3 (NR/NR) (NR/NR)
725,000	5.000	12/01/2041	715,263
1,550,000	5.000	12/01/2051	1,438,232
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2039	943,796

Municipal Bonds – (continued)
Colorado – (continued)
Indy Oak TOD Metropolitan District GO Bonds Series 2020 A (NR/NR)(f)
1,070,000	5.500	12/01/2050	1,104,846
Jefferson County School District R-1 GO Bonds Series 2020 A (ST AID WITHHLDG) (Aa1/AA)
8,630,000	4.000	12/15/2037	9,584,913
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
1,375,000	5.000	12/01/2039	1,414,876
1,000,000	5.000	12/01/2049	1,017,898
Mayfield Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,185,000	5.750	12/01/2050	1,231,232
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,380,000	5.000	12/01/2039	1,404,645
Morgan Hill Metropolitan District GO LT Refunding & Improvement Bonds Senior Series 2021A (NR/NR)
2,940,000	3.500	12/01/2041	2,565,927
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500	12/01/2048	515,154
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
215,000	4.000	12/01/2022	217,116
160,000	4.000	12/01/2023	164,225
175,000	4.000	12/01/2024	180,900
100,000	4.000	12/01/2025	104,210
315,000	4.000	12/01/2026	330,466
290,000	4.000	12/01/2029	306,961
205,000	4.000	12/01/2030	215,990
225,000	4.000	12/01/2031	236,588
Peak Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)(f)
500,000	4.000	12/01/2035	485,107
500,000	5.000	12/01/2041	511,701
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
925,000	5.000	12/01/2040	952,539
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
650,000	5.000	12/01/2049	661,182
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
1,000,000	5.625	12/01/2048	1,036,535
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A2/A-)
2,000,000	6.250	11/15/2028	2,317,505
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
5,000,000	5.000	12/01/2039	5,109,835
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
1,250,000	4.000	12/01/2036	1,162,472
2,000,000	4.000	12/01/2041	1,803,330

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Reata Ridge Village Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
$900,000	5.000%	12/01/2049	$916,803
Regional Transportation Distrcit Private Activity Bonds for Denver Transit Partners Eagle P3 Project Series 2020 (Baa1/NR)
450,000	5.000	07/15/2028	502,284
715,000	5.000	01/15/2029	799,983
400,000	5.000	07/15/2029	449,909
500,000	5.000	01/15/2030	565,523
350,000	5.000	07/15/2030	397,763
Regional Transportation District RB Refunding for Denver Transit Partners LLC Series 2020 A (Baa1/NR)
220,000	5.000	07/15/2026	239,693
425,000	5.000	01/15/2027	466,306
430,000	5.000	07/15/2027	475,099
440,000	5.000	01/15/2028	488,192
Regional Transportation District Sales Tax Revenue RB Series 2016 A (Aa2/AA+)
19,445,000	5.000	11/01/2046	21,541,233
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
850,000	5.000	12/01/2049	866,185
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
2,875,000	5.000	12/01/2039	2,945,633
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)(b)
386,000	4.500	12/01/2023	401,590
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,240,000	5.000	12/01/2049	1,303,863
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
75,000	5.000	12/01/2025	81,511
125,000	5.000	12/01/2026	138,102
150,000	5.000	12/01/2027	167,852
235,000	5.000	12/01/2028	266,518
175,000	5.000	12/01/2029	200,917
300,000	4.000	12/01/2030	327,147
300,000	4.000	12/01/2031	326,489
375,000	4.000	12/01/2032	407,437
220,000	4.000	12/01/2034	238,429
325,000	4.000	12/01/2039	350,417
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	517,679
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (Ba1/NR)
100,000	3.000	12/01/2022	100,180
1,000,000	5.000	12/01/2037	1,048,657
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (Ba1/NR)
100,000	3.500	12/01/2027	100,124
115,000	5.000	12/01/2037	120,596
325,000	5.000	12/01/2047	336,466
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,036,410

Municipal Bonds – (continued)
Colorado – (continued)
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (A3/NR)
350,000	5.000	12/01/2032	390,026
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2030	1,031,645
6,920,000	5.000	12/01/2047	7,117,328
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
1,250,000	3.750	12/01/2040	1,265,872
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
975,000	4.150	12/01/2030	1,002,385
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (NR/AA)
195,000	5.000	12/01/2026	218,164
205,000	5.000	12/01/2027	233,433
210,000	5.000	12/01/2028	243,000
210,000	5.000	12/01/2029	246,626
215,000	5.000	12/01/2030	252,171
230,000	5.000	12/01/2031	269,934
250,000	5.000	12/01/2032	293,503
255,000	5.000	12/01/2033	298,968
285,000	5.000	12/01/2034	333,770
100,000	5.000	12/01/2035	117,007
695,000	5.000	12/01/2050	798,036
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (NR/AA)
105,000	5.000	12/15/2022	107,381
115,000	5.000	12/15/2023	120,519
130,000	5.000	12/15/2024	139,385
125,000	5.000	12/15/2025	137,273
135,000	5.000	12/15/2026	148,796
125,000	5.000	12/15/2027	137,699
125,000	5.000	12/15/2028	137,657
125,000	5.000	12/15/2029	137,637
125,000	5.000	12/15/2030	137,639
135,000	5.000	12/15/2031	148,539
160,000	5.000	12/15/2032	175,934
1,005,000	3.250	12/15/2050	980,682
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,000,000	5.000	12/01/2040	1,016,300
Wild Plum Metropolitan District GO Bonds Series 2019 A (NR/NR)
595,000	5.000	12/01/2049	611,932
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,250,000	5.375	12/01/2048	1,287,484
Willow Bend Metropolitan District GO Bonds Series 2019 A (NR/NR)
600,000	5.000	12/01/2039	613,946

			376,803,973

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – 1.5%
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
$450,000	5.000%	08/01/2026	$498,966
965,000	5.000	08/01/2027	1,086,637
1,165,000	5.000	08/01/2028	1,325,545
750,000	5.500	08/01/2029	870,569
350,000	5.500	08/01/2030	405,100
525,000	5.500	08/01/2031	606,376
500,000	5.500	08/01/2032	576,765
405,000	5.500	08/01/2033	466,582
City of New Haven GO Refunding Bonds Series 2019 B (AGM) (A2/AA)
1,350,000	5.000	02/01/2024	1,422,946
1,400,000	5.000	02/01/2026	1,544,813
600,000	5.000	02/01/2027	675,780
1,050,000	5.000	02/01/2028	1,198,203
Connecticut State GO Bonds Series 2018 C (Aa3/A+)
680,000	5.000	06/15/2028	785,713
Connecticut State GO Refunding Bonds Series 2017 B (Aa3/A+)
5,000,000	5.000	04/15/2028	5,760,705
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (NR/NR)(f)
400,000	5.000	01/01/2030	430,368
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 B-1 (NR/NR)(f)
650,000	3.250	01/01/2027	651,021
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 B-2 (NR/NR)(f)
550,000	2.750	01/01/2026	547,854
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BBB-)
390,000	5.000	07/01/2025	416,940
575,000	5.000	07/01/2026	623,440
440,000	5.000	07/01/2027	483,431
530,000	5.000	07/01/2028	588,112
485,000	5.000	07/01/2029	543,963
875,000	5.000	07/01/2030	976,352
645,000	5.000	07/01/2031	717,473
575,000	5.000	07/01/2032	638,309
475,000	5.000	07/01/2033	526,514
450,000	5.000	07/01/2034	497,955
870,000	4.000	07/01/2039	892,230
Great Pond Improvement District RB for Great Pond Phase 1 Project Series 2019 (NR/NR)(f)
3,675,000	4.750	10/01/2048	3,566,340
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (Aa3/AA)
5,540,000	5.000	11/01/2026	6,265,231
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (NR/CCC+)(f)
3,750,000	7.000	02/01/2045	3,844,123
South Central Connecticut Regional Authority Water System RB 36 Series A-1 (AA-/NR)
3,500,000	4.000	08/01/2038	3,874,717

Municipal Bonds – (continued)
Connecticut – (continued)
State of Connecticut GO Bonds Series 2018 (Aa3/A+)
1,770,000	5.000	06/15/2027	2,010,284
755,000	5.000	06/15/2029	869,783
State of Connecticut GO Bonds Series 2018 C (Aa3/A+)
165,000	5.000	06/15/2032	188,563
State of Connecticut GO Unlimited Bonds Series 2019 A (Aa3/A+)
1,500,000	5.000	04/15/2025	1,626,181
6,395,000	5.000	04/15/2026	7,093,826
1,350,000	5.000	04/15/2028	1,555,390
1,000,000	5.000	04/15/2035	1,149,570
1,000,000	5.000	04/15/2036	1,147,999
1,000,000	5.000	04/15/2039	1,143,941
State of Connecticut Health and Educational Facilities Authority for Yale University Issue RB Series U-2 (Aaa/WR\AAA) (PUTABLE)(a)(b)(d)
18,600,000	1.100	02/11/2025	17,648,195
State of Connecticut Special Tax Obligation Bonds for Transportation Insfrastructure 2021 Series D (Aa3\AA-)
10,000,000	4.000	11/01/2038	10,720,268
State of Connecticut Special Tax Obligation RB Refunding for Transportation Infrastructure Purposes Series 2013 A (Aa3/AA-)
1,035,000	5.000	10/01/2029	1,080,637
State of Connecticut State Revolving Fund RB Series 2017 A (Aaa/AAA)
9,655,000	5.000	05/01/2036	10,833,172
State of Connecticut State Revolving Fund RB Series 2019 A (Aaa/AAA)
6,910,000	5.000	02/01/2032	8,063,698
4,000,000	5.000	02/01/2033	4,660,804
14,215,000	5.000	02/01/2036	16,515,130
8,640,000	5.000	02/01/2037	10,027,466
6,295,000	5.000	02/01/2039	7,287,137
State on Connecticut Health & Educational Facilities Authority RB Series B (AA-/AA-)(a)(b)
2,290,000	1.800	07/01/2024	2,281,504
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)(f)
480,000	4.000	04/01/2036	470,915
400,000	4.000	04/01/2041	383,027
West Haven GO Bonds Series 2017 A (Baa3/BBB)
325,000	5.000	11/01/2025	355,553
325,000	5.000	11/01/2026	361,971
325,000	5.000	11/01/2027	367,224
West Haven GO Bonds Series 2017 B (Baa3/BBB)
645,000	5.000	11/01/2024	690,446
240,000	5.000	11/01/2026	267,302

			152,109,059

Delaware – 0.1%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR\BB)
370,000	3.000	06/01/2032	337,605
450,000	4.000	06/01/2042	440,822

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Delaware Economic Development Authority Charter Schools RB Series 2021 (BBB+/NR)
$1,350,000	4.000%	09/01/2041	$1,404,119
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (NR/BBB)
700,000	5.000	06/01/2025	758,271
760,000	5.000	06/01/2026	839,929
725,000	5.000	06/01/2027	815,323
600,000	5.000	06/01/2029	689,215
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (NR/BBB-)
440,000	4.000	08/01/2029	448,272
615,000	5.000	08/01/2039	646,686
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (NR/BBB+)
530,000	4.000	09/01/2030	558,084
1,550,000	5.000	09/01/2040	1,742,449
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
493,000	4.000	07/01/2023	500,489
532,000	4.000	07/01/2024	544,250
550,000	4.000	07/01/2025	565,880
598,000	4.000	07/01/2026	616,691
656,000	4.000	07/01/2027	678,466
2,179,000	4.000	07/01/2030	2,231,951
University of Delaware RB Series 2015 (WR/AA+)(b)
1,805,000	5.000	05/01/2025	1,966,214

			15,784,716

District of Columbia – 1.1%
District of Columbia GO Refunding Bonds Series 2017 A (Aaa/AA+)
10,000,000	5.000	06/01/2035	11,318,434
1,300,000	4.000	06/01/2037	1,394,703
District of Columbia RB for International School Series 2019 (NR/BBB)
860,000	5.000	07/01/2039	949,054
District of Columbia RB for KIPP DC Obligated Group Series 2019 (NR/BBB+)
1,275,000	4.000	07/01/2039	1,310,036
550,000	4.000	07/01/2044	560,768
District of Columbia RB for Rocketship DC Obligated Group Series 2021A (NR/NR)(f)
1,000,000	5.000	06/01/2051	1,053,007
District of Columbia RB Refunding for National Public Radio, Inc. Series 2020 (A2/A+)
1,000,000	2.246	04/01/2027	965,983
1,000,000	2.412	04/01/2028	964,140
1,250,000	2.532	04/01/2029	1,200,796
1,150,000	2.582	04/01/2030	1,097,555
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A3/A-)
315,000	6.500	05/15/2033	333,452
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2012 C (Aa2/AA+)
5,000,000	5.000	10/01/2030	5,079,757

Municipal Bonds – (continued)
District of Columbia – (continued)
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2019 C (Aa2/AA+)(a)(b)
6,390,000	1.750	10/01/2024	6,345,873
District of Columbia Water and Sewer Authority Public Utility Subordinate Lien Multimodel RB Series 2022E (Aa2\AA+)(a)(b)
2,875,000	3.000	10/01/2027	2,958,333
Metropolitan Washington Airport Authority Revenue & Refunding Bonds Series 2018A (AMT) (A+/AA-)
7,335,000	5.000	10/01/2043	8,101,770
Metropolitan Washington Airports Authority Dulles Toll Road RB Refunding First Senior Lien for Dulles Metrorail and Capital Improvement Project Series 2019 A (A2/A)
1,060,000	5.000	10/01/2031	1,228,127
850,000	5.000	10/01/2033	981,694
850,000	5.000	10/01/2034	980,736
850,000	5.000	10/01/2035	978,831
1,375,000	5.000	10/01/2036	1,580,358
850,000	5.000	10/01/2037	975,418
850,000	5.000	10/01/2038	973,121
1,275,000	5.000	10/01/2039	1,456,260
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A2/AA)
2,130,000	3.000	10/01/2050	1,905,302
2,785,000	4.000	10/01/2053	2,919,565
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (Baa2/A-)
695,000	4.000	10/01/2044	723,833
925,000	5.000	10/01/2047	1,032,526
1,390,000	4.000	10/01/2049	1,437,828
2,710,000	4.000	10/01/2053	2,786,431
Metropolitan Washington Airports Authority RB Refunding Series 2012 A (AMT) (Aa3/A+)
3,400,000	5.000	10/01/2029	3,453,898
Metropolitan Washington Airports Authority RB Refunding Series 2016 A (AMT) (Aa3/A+)
1,325,000	5.000	10/01/2032	1,460,443
4,000,000	5.000	10/01/2035	4,401,009
Metropolitan Washington Airports Authority RB Refunding Series 2017 A (AMT) (Aa3/A+)
9,155,000	5.000	10/01/2024	9,762,721
19,185,000	5.000	10/01/2029	21,521,725
Metropolitan Washington Airports Authority RB Refunding Series 2018 A (AMT) (Aa3/A+)
6,375,000	5.000	10/01/2034	7,143,963
Washington Metropolitan Area Transit Authority RB Series 2021 A (NR/AA)
4,400,000	5.000	07/15/2037	5,272,976

			116,610,426

Florida – 10.8%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA)
7,240,000	3.250	05/01/2036	7,137,419
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
950,000	4.000	05/01/2025	958,879

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
$110,000	4.000%	05/01/2024	$110,814
215,000	4.500	05/01/2029	222,632
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
635,000	2.875	05/01/2025	634,342
3,400,000	3.250	05/01/2031	3,308,505
1,420,000	3.625	05/01/2040	1,343,564
1,725,000	4.000	05/01/2051	1,666,454
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Series 2022 (NR/BBB) (NR/NR)(h)
2,250,000	4.000	10/01/2040	2,195,752
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
285,000	3.500	05/01/2024	287,245
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
360,000	2.500	05/01/2024	358,706
370,000	3.000	05/01/2025	372,262
380,000	3.000	05/01/2026	381,494
395,000	3.125	05/01/2027	396,734
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
225,000	4.250	05/01/2027	226,190
355,000	4.750	05/01/2036	357,865
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
370,000	4.125	05/01/2023	371,551
Arlington Ridge Community Development District Special Assessment RB Series 2019 (NR/NR)
300,000	3.600	05/01/2029	300,240
345,000	4.000	05/01/2036	346,001
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
210,000	3.125	11/01/2024	209,662
995,000	3.500	11/01/2030	978,768
1,705,000	4.000	11/01/2040	1,687,887
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(f)
315,000	4.200	05/01/2024	317,812
630,000	4.550	05/01/2029	654,668
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)(f)
400,000	2.500	05/01/2026	386,346
500,000	3.000	05/01/2031	466,348
425,000	3.200	05/01/2041	377,829
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)(f)
250,000	2.500	05/01/2026	241,466
315,000	3.000	05/01/2031	293,799
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
105,000	3.350	11/01/2024	105,542

Municipal Bonds – (continued)
Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR) – (continued)
200,000	3.700	11/01/2029	202,594
695,000	4.125	11/01/2039	701,281
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
155,000	5.000	05/01/2028	160,223
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
200,000	3.000	05/01/2032	183,485
225,000	3.375	05/01/2041	205,997
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
445,000	5.375	05/01/2028	465,285
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
200,000	2.250	05/01/2026	192,179
435,000	2.750	05/01/2031	402,110
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
440,000	2.500	05/01/2025	434,215
320,000	3.250	05/01/2030	305,869
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (NR/A-)
170,000	2.250	05/01/2022	170,140
175,000	2.500	05/01/2023	176,073
180,000	2.500	05/01/2024	180,401
185,000	3.000	05/01/2025	187,826
190,000	3.000	05/01/2026	193,460
1,055,000	3.625	05/01/2031	1,082,056
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(f)
95,000	3.625	06/01/2024	95,667
450,000	4.000	06/01/2030	459,092
Babcock Ranch Community Independent Special District Special Assessment Area 2C Series 2020 (NR/NR)
410,000	2.500	05/01/2025	406,243
285,000	3.000	05/01/2030	276,415
775,000	4.000	05/01/2040	776,738
Babcock Ranch Community Independent Special District Special Assessment Area 3A Series 2020 (NR/NR)
625,000	2.500	05/01/2025	619,273
250,000	3.000	05/01/2030	240,252
840,000	4.000	05/01/2040	841,883
Babcock Ranch Community Independent Special District Special Assessment Area 3B Series 2020 (NR/NR)
205,000	2.500	05/01/2025	203,122
145,000	3.000	05/01/2030	139,346
385,000	4.000	05/01/2040	385,863

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
$205,000	5.000%	11/01/2031	$213,633
100,000	5.250	11/01/2046	104,801
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(f)
190,000	4.000	11/01/2024	192,817
365,000	4.500	11/01/2029	383,630
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
360,000	2.375	05/01/2026	349,073
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
60,000	4.500	11/01/2025	61,700
175,000	5.000	11/01/2036	186,697
310,000	5.000	11/01/2048	326,799
Bannon Lakes Community Development District Special Assessment RB Series 2022 (NR\NR)
350,000	3.300	05/01/2032	331,880
1,385,000	4.000	05/01/2042	1,364,276
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A-)
525,000	4.250	05/01/2029	552,150
465,000	4.500	05/01/2035	487,647
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
595,000	4.500	05/01/2025	608,032
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
125,000	2.500	05/01/2023	125,621
130,000	2.750	05/01/2024	130,576
90,000	3.000	05/01/2025	90,975
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
315,000	3.500	05/01/2023	319,929
325,000	3.500	05/01/2024	332,066
340,000	3.500	05/01/2025	350,195
350,000	3.500	05/01/2026	363,108
365,000	3.500	05/01/2027	380,178
Bellagio Community Development District Special Assessment Bonds Series 2016 (NR/BBB)
155,000	2.500	11/01/2022	154,832
160,000	2.750	11/01/2023	158,966
170,000	3.000	11/01/2025	168,076
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
830,000	2.625	05/01/2025	819,643
1,075,000	3.250	05/01/2030	1,040,088
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
250,000	2.500	12/15/2025	246,254
325,000	3.125	12/15/2030	312,489
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.000	06/15/2025	99,725
465,000	3.250	06/15/2030	450,053

Municipal Bonds – (continued)
Florida – (continued)
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
240,000	3.500	06/15/2024	241,719
1,000,000	4.000	06/15/2032	1,020,871
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
395,000	2.500	05/01/2026	383,038
455,000	3.000	05/01/2031	426,271
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	2.875	05/01/2025	325,071
1,130,000	3.250	05/01/2031	1,091,930
500,000	3.625	05/01/2040	470,487
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR\NR)
400,000	3.000	06/15/2032	365,449
1,095,000	3.250	06/15/2042	958,317
Bridgewater North Community Development District Capital Improvement RB Series 2022 (NR\NR)
1,000,000	4.000	05/01/2042	985,036
Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR)
425,000	2.375	05/01/2026	409,887
500,000	2.850	05/01/2031	466,013
Broward County School District GO Bonds Series 2021 (Aa2/AA-)
6,410,000	5.000	07/01/2038	7,716,815
6,645,000	5.000	07/01/2039	7,986,499
4,420,000	5.000	07/01/2040	5,299,667
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
155,000	3.250	12/15/2024	155,423
1,280,000	3.500	12/15/2030	1,256,358
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (NR/NR)*
20,250,000	5.875	07/01/2054	18,225,000
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)(f)
28,215,000	5.250	12/01/2058	29,985,342
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)(f)
610,000	4.000	07/01/2041	597,924
760,000	4.000	07/01/2051	716,183
Capital Trust Agency, Inc. RB for Imagine Charter School at North Manatee Series 2021 A (NR/NR)(f)
230,000	3.250	06/01/2031	211,868
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (Ba1/NR)(f)
425,000	3.000	12/15/2029	409,920
645,000	5.000	12/15/2039	691,949
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)(f)
900,000	4.000	12/01/2028	915,979
1,375,000	5.250	12/01/2043	1,479,517

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Capital Trust Agency, Inc. RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)(f)
$880,000	4.500%	01/01/2035	$845,257
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (NR/A-)
558,000	4.250	05/01/2031	584,324
Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
210,000	2.250	05/01/2026	198,738
Central Florida Expressway Authority RB Senior Lien Series 2019 A (A1/A+)
1,100,000	5.000	07/01/2024	1,170,969
1,250,000	5.000	07/01/2025	1,363,133
Central Florida Expressway Authority RB Senior Lien Series 2019 B (A1/A+)
5,000,000	5.000	07/01/2024	5,322,588
1,850,000	5.000	07/01/2025	2,017,436
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (NR/BBB)
110,000	3.500	11/01/2025	112,759
115,000	3.500	11/01/2026	118,424
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
235,000	2.500	05/01/2023	235,792
245,000	2.500	05/01/2024	244,414
250,000	3.000	05/01/2025	251,896
255,000	3.000	05/01/2026	257,078
600,000	4.250	05/01/2037	620,590
Century Gardens Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
97,000	3.875	11/01/2024	97,902
189,000	4.200	11/01/2029	194,067
750,000	5.000	11/01/2049	777,295
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
115,000	3.000	05/01/2025	114,974
625,000	3.375	05/01/2031	606,584
590,000	3.750	05/01/2040	564,605
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
295,000	2.400	05/01/2026	284,253
650,000	2.875	05/01/2031	603,148
740,000	3.350	05/01/2041	661,593
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)(f)
350,000	2.500	05/01/2026	337,277
260,000	3.000	05/01/2031	241,744
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(f)
490,000	2.625	05/01/2025	483,076
595,000	3.200	05/01/2030	572,370
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
190,000	3.250	05/01/2025	190,273
360,000	3.750	05/01/2030	359,246
975,000	4.250	05/01/2040	987,367

Municipal Bonds – (continued)
Florida – (continued)
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
1,430,000	3.250	05/01/2041	1,240,250
Charlotte County IDA Utility System RB Series 2021A (NR/NR)(f)
1,285,000	4.000	10/01/2041	1,248,354
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,345,000	5.500	10/01/2036	1,404,619
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)(f)
1,000,000	5.000	10/01/2029	1,050,614
1,000,000	5.000	10/01/2034	1,046,105
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A1/A+)
1,000,000	4.000	10/01/2034	1,047,630
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
1,300,000	3.250	09/01/2025	1,310,432
City of Pompano Beach RB Series 2021B-2 (NR/BBB) (NR/NR)
1,865,000	1.450	01/01/2027	1,719,328
City of St. Petersburg Public Utility RB Series 2019A (NR/AA)
6,495,000	5.000	10/01/2049	7,519,082
City of Tampa RB for H Lee Moffitt Cancer Center & Research Institute Obligated Group Series 2020 B (A2/A-)
900,000	4.000	07/01/2038	942,212
750,000	5.000	07/01/2040	856,024
1,420,000	4.000	07/01/2045	1,462,554
6,460,000	5.000	07/01/2050	7,270,095
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (NR/NR)
415,000	5.000	01/01/2037	442,404
1,485,000	5.000	01/01/2047	1,562,936
1,395,000	5.000	01/01/2052	1,464,022
City of West Palm Beach Utility System RB Series 2017 A (Aa2/AA+)
15,000,000	5.000	10/01/2042	16,902,720
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (A2/AA)(c)
5,000,000	0.000	05/01/2038	4,946,195
Coco Palms Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)(f)
155,000	3.625	06/15/2024	156,132
295,000	4.000	06/15/2029	302,608
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
690,000	5.375	05/01/2036	690,724
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
880,000	2.375	05/01/2023	881,898
900,000	2.500	05/01/2024	899,652
925,000	2.750	05/01/2025	929,591
915,000	3.000	05/01/2026	927,754

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A) – (continued)
$980,000	3.200%	05/01/2027	$997,283
1,015,000	3.250	05/01/2028	1,030,222
1,500,000	3.750	05/01/2046	1,511,109
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
135,000	3.200	12/15/2024	135,377
500,000	3.500	12/15/2029	500,198
325,000	4.000	12/15/2039	326,205
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
215,000	2.750	05/01/2025	213,461
Cordoba Ranch Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
940,000	3.000	05/01/2031	872,570
820,000	3.000	05/01/2037	721,591
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
115,000	3.750	11/01/2023	115,247
365,000	4.500	11/01/2028	372,206
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB)
129,000	3.000	05/01/2023	130,199
133,000	3.250	05/01/2024	134,737
138,000	3.500	05/01/2025	141,109
143,000	3.625	05/01/2026	147,585
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (NR/AA)
195,000	3.000	05/01/2022	195,221
200,000	3.250	05/01/2023	203,093
205,000	3.375	05/01/2024	209,109
215,000	3.500	05/01/2025	221,834
210,000	4.125	05/01/2035	220,327
County of Broward RB for Airport System Series 2012 Q-1 (A1/A)(b)
855,000	5.000	10/01/2022	871,017
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A1/A)
2,810,000	5.000	09/01/2033	3,189,538
2,955,000	5.000	09/01/2034	3,350,446
3,005,000	5.000	09/01/2035	3,403,959
1,610,000	4.000	09/01/2036	1,683,232
3,520,000	4.000	09/01/2038	3,668,074
County of Escambia PCRB for Gulf Power Co. Project Series 2003 (A1/A)
7,500,000	2.600	06/01/2023	7,563,017
County of Lake RB for Waterman Communities, Inc. Series 2020 B-3 (NR/NR)
2,000,000	3.375	08/15/2026	2,001,660
County of Miami-Dade Aviation RB Series 2019 A (AMT) (NR/A-)
4,500,000	4.000	10/01/2044	4,579,133
21,220,000	5.000	10/01/2044	23,406,384

Municipal Bonds – (continued)
Florida – (continued)
County of Miami-Dade Water & Sewer System RB Series 2017 A (Aa3/AA-)
8,900,000	4.000	10/01/2037	9,485,601
County of Osceola Transportation RB Refunding Series 2019 A-1 (NR/BBB+)
400,000	5.000	10/01/2026	442,209
475,000	5.000	10/01/2027	532,454
525,000	5.000	10/01/2028	596,236
450,000	5.000	10/01/2029	516,397
770,000	5.000	10/01/2030	878,466
365,000	5.000	10/01/2031	414,873
415,000	5.000	10/01/2032	470,533
350,000	5.000	10/01/2033	397,250
265,000	5.000	10/01/2034	300,391
435,000	5.000	10/01/2035	491,900
600,000	5.000	10/01/2036	676,895
525,000	5.000	10/01/2037	591,696
805,000	5.000	10/01/2038	905,126
1,000,000	5.000	10/01/2039	1,121,890
2,000,000	5.000	10/01/2044	2,223,874
1,160,000	5.000	10/01/2049	1,281,790
1,390,000	4.000	10/01/2054	1,427,630
County of Osceola Transportation RB Refunding Series 2019 A-2 (NR/BBB+)(g)
155,000	0.000	10/01/2025	140,167
275,000	0.000	10/01/2026	240,434
360,000	0.000	10/01/2027	303,012
500,000	0.000	10/01/2028	404,537
700,000	0.000	10/01/2029	543,924
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)(f)
345,000	3.875	11/01/2024	348,623
740,000	4.250	11/01/2030	761,352
Creek Preserve Community Development District Special Assessment RB Series 2020 (NR/NR)(f)
100,000	3.125	11/01/2030	95,628
155,000	3.625	11/01/2040	145,778
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)(h)
450,000	3.875	05/01/2027	450,286
755,000	4.250	05/01/2032	758,581
2,185,000	4.625	05/01/2042	2,198,927
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
2,000,000	4.250	05/01/2042	2,029,171
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (NR/NR)
1,145,000	4.000	05/01/2024	1,149,398
Crystal Cay Community Development District Special Assessment for 2021 Project Series 2021 (NR/NR)
225,000	2.250	05/01/2026	211,876
400,000	2.700	05/01/2031	357,930
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
605,000	2.625	06/15/2025	594,236

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR) – (continued)
$660,000	3.000%	06/15/2031	$620,724
475,000	4.000	06/15/2040	470,732
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(f)
210,000	2.625	05/01/2025	205,065
295,000	3.250	05/01/2030	280,167
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
125,000	3.750	11/01/2023	125,977
730,000	4.500	11/01/2028	760,460
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
2,665,000	5.400	05/01/2039	2,787,567
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
1,670,000	5.300	05/01/2039	1,799,871
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
215,000	3.250	05/01/2030	205,538
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
2,535,000	4.600	05/01/2028	2,615,716
745,000	4.250	12/15/2028	766,642
2,395,000	4.750	12/15/2038	2,546,699
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (NR/AA)
690,000	3.750	05/01/2034	710,922
955,000	4.000	05/01/2037	997,372
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
360,000	2.375	05/01/2026	348,130
470,000	3.000	05/01/2032	431,685
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
240,000	3.000	05/01/2025	239,787
440,000	3.625	05/01/2031	435,125
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
160,000	2.500	05/01/2026	154,124
340,000	3.000	05/01/2031	315,880
550,000	3.300	05/01/2041	490,136
East Bonita Beach Road Community Development District Special Assessment Bonds for Assessment Area Two Series 2021 (NR/NR)
500,000	2.250	05/01/2026	475,830
460,000	3.000	05/01/2032	418,731
East Homestead Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
155,000	3.750	11/01/2024	156,298

Municipal Bonds – (continued)
Florida – (continued)
East Homestead Community Development District Special Assessment Expansion Bonds Area Project Series 2019 (NR/NR)
280,000	4.125	11/01/2029	287,234
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR\NR)
440,000	3.250	05/01/2027	427,711
535,000	3.625	05/01/2032	512,976
785,000	4.000	05/01/2042	760,717
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
115,000	2.750	05/01/2025	113,089
110,000	3.250	05/01/2030	104,782
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
475,000	2.500	05/01/2026	463,760
700,000	3.100	05/01/2031	669,426
Edgewater East Community Development District Special Assessment RB Series 2022 (NR\NR)
1,050,000	3.000	05/01/2027	1,024,392
1,875,000	3.375	05/01/2032	1,806,314
1,875,000	4.000	05/01/2042	1,862,154
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)(f)
430,000	3.000	05/01/2030	412,637
700,000	4.000	05/01/2040	694,640
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
375,000	2.625	05/01/2031	349,285
1,860,000	3.125	05/01/2041	1,672,157
Epperson North Community Development District Capital Improvement RB Series 2021A (NR/NR)
1,150,000	3.400	11/01/2041	1,029,235
Epperson North Community Development District Capital Improvement RB Series 2021A (NR/NR) (NR/NR)
325,000	2.450	11/01/2026	308,892
450,000	3.100	11/01/2031	416,237
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
270,000	2.500	05/01/2026	259,311
405,000	3.000	05/01/2031	372,338
430,000	3.500	05/01/2041	391,979
Escambia County Health Facilities Authority Health Care Facilities RB Series 202A (Baa2\BBB+)
5,675,000	4.000	08/15/2050	5,765,828
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM-CR) (A2/AA)
3,070,000	4.000	08/15/2045	3,231,533
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (Baa2/BBB+)
2,640,000	5.000	08/15/2031	3,025,573
3,080,000	5.000	08/15/2032	3,524,324
2,595,000	5.000	08/15/2033	2,964,799
2,125,000	5.000	08/15/2034	2,425,011
2,760,000	5.000	08/15/2035	3,146,535

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (Baa2/BBB+) – (continued)
$3,960,000	5.000%	08/15/2036	$4,510,479
5,280,000	5.000	08/15/2037	6,010,051
1,200,000	5.000	08/15/2038	1,363,944
3,605,000	5.000	08/15/2040	4,085,876
Escambia County International Paper Company Environmental Improvement Revenue Refunding Bonds Series 2019B (BBB/NR) (PUTABLE)(a)(b)(d)
400,000	2.000	10/01/2024	395,969
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
850,000	3.250	11/01/2025	850,059
375,000	3.625	11/01/2030	370,730
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
200,000	3.250	11/01/2025	200,014
150,000	3.625	11/01/2030	148,292
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(f)
210,000	4.125	11/01/2024	211,772
445,000	4.250	11/01/2029	455,769
Fallschase Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,355,000	2.625	05/01/2026	1,306,268
1,220,000	3.125	05/01/2031	1,138,983
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
610,000	3.250	05/01/2023	612,433
1,905,000	4.250	05/01/2029	2,009,709
3,105,000	5.000	05/01/2035	3,409,048
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
355,000	3.500	05/01/2030	350,115
165,000	4.000	05/01/2040	163,809
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
1,450,000	2.750	11/01/2035	1,303,527
Florida Development Finance Corp Surface Transportation Facility RB Series 2019A (NR/NR)(a)(b)(f)
485,000	6.250	01/01/2024	487,160
9,090,000	6.375	01/01/2026	9,105,801
20,465,000	6.500	01/01/2029	20,487,706
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(f)
1,505,000	4.000	06/01/2030	1,490,471
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)(f)
425,000	4.000	12/15/2029	434,733
425,000	5.000	12/15/2034	456,436
490,000	5.000	12/15/2039	524,325

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(f)
1,675,000	5.125	06/01/2040	1,830,159
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 B-2 (NR/NR)(f)
820,000	1.750	06/01/2026	780,506
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (Baa3/NR)
320,000	4.000	07/01/2035	317,179
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
420,000	4.000	06/01/2030	413,374
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(f)
4,900,000	7.375	01/01/2049	5,166,900
Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR)
275,000	5.000	06/01/2031	298,067
200,000	5.000	06/01/2035	214,566
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba2/NR)(f)
630,000	4.000	06/30/2036	640,064
660,000	4.000	06/30/2041	660,690
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(f)
415,000	4.000	06/01/2026	434,907
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (Baa1/A-)
250,000	5.000	04/01/2026	275,277
265,000	5.000	04/01/2027	297,063
280,000	5.000	04/01/2028	318,016
220,000	5.000	04/01/2029	253,293
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)(f)
470,000	4.000	09/15/2030	476,427
1,050,000	5.000	09/15/2040	1,098,299
Florida Development Finance Corporation RB Series 2021A-1 (NR\NR)(a)(b)(f)
8,600,000	6.750	08/15/2023	8,347,005
Florida Higher Educational Facilities Financial Authority RB for Florida Institute of Technology, Inc. Series 2019 (NR/BBB-)
250,000	5.000	10/01/2022	254,149
250,000	5.000	10/01/2023	260,476
350,000	5.000	10/01/2024	371,396
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(f)
2,000,000	4.500	06/01/2033	2,028,907
250,000	4.750	06/01/2038	255,609
4,500,000	5.000	06/01/2048	4,625,188
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2019 (NR/BBB)
2,000,000	5.000	03/01/2044	2,195,651

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (NR/BBB-)
$1,700,000	5.000%	03/01/2039	$1,826,571
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
2,750,000	5.000	03/01/2047	2,951,155
Flow Way Community Development District Special Assessment Bonds for Phase 5 Project Series 2016 (NR/NR)
1,540,000	4.875	11/01/2037	1,595,775
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000	11/01/2028	202,968
1,065,000	5.000	11/01/2038	1,124,116
840,000	5.000	11/01/2047	880,692
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
280,000	3.350	11/01/2024	281,259
885,000	3.700	11/01/2029	896,145
1,790,000	4.125	11/01/2039	1,804,345
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
465,000	3.750	11/01/2039	448,705
Forest Lake Community Development District Special Assessment for Assessment Area1 Series 2020 (NR/NR)(f)
690,000	2.625	05/01/2025	682,644
495,000	3.250	05/01/2030	482,143
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
615,000	2.950	05/01/2031	571,588
1,595,000	3.350	05/01/2041	1,427,947
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
840,000	4.250	05/01/2026	855,720
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
830,000	3.250	05/01/2025	826,929
1,360,000	4.000	05/01/2030	1,371,781
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
255,000	3.750	11/01/2024	256,937
560,000	4.125	11/01/2029	571,597
1,205,000	4.750	11/01/2039	1,259,007
1,940,000	5.000	11/01/2050	2,024,233
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
215,000	3.200	11/01/2031	199,416
500,000	3.500	11/01/2041	448,295
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
705,000	2.500	05/01/2026	681,035
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
940,000	5.000	11/15/2036	958,386

Municipal Bonds – (continued)
Florida – (continued)
Greater Orlando Aviation Authority Airport Facilities RB Series 2019 A (AMT) (Aa3/A+)
$4,605,000	5.000%	10/01/2022	$4,683,710
14,000,000	5.000	10/01/2023	14,607,680
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A1/A)
1,290,000	5.000	10/01/2047	1,412,898
Grove Resort Community Development District Special Assessment RB Series 2022 (NR/NR)
170,000	3.300	05/01/2032	162,112
440,000	3.550	05/01/2042	405,962
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
175,000	3.000	11/01/2024	174,911
1,095,000	3.500	11/01/2030	1,083,773
2,400,000	4.375	11/01/2049	2,423,052
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
550,000	3.875	05/01/2026	557,179
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
425,000	2.625	05/01/2025	418,617
510,000	3.250	05/01/2030	491,089
Hammock Reserve Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
195,000	2.375	05/01/2026	185,107
205,000	3.000	05/01/2031	186,578
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
770,000	3.100	05/01/2024	772,037
1,880,000	3.300	05/01/2029	1,883,180
370,000	3.700	05/01/2033	370,200
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
300,000	3.100	05/01/2024	300,786
1,150,000	3.300	05/01/2029	1,151,968
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)(f)
265,000	4.000	05/01/2024	274,681
265,000	4.000	05/01/2025	277,809
140,000	4.000	05/01/2026	148,160
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
100,000	3.250	11/01/2024	100,045
400,000	3.500	11/01/2030	394,159
1,000,000	3.875	11/01/2039	976,892
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
125,000	3.625	11/01/2030	123,725
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR)
355,000	2.600	05/01/2026	337,701
435,000	3.200	05/01/2031	398,896
1,000,000	3.450	05/01/2041	884,481

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
$1,000,000	5.000%	05/01/2034	$1,086,317
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (NR/AA)
215,000	4.000	05/01/2024	223,165
225,000	4.000	05/01/2025	237,108
235,000	4.000	05/01/2026	251,240
240,000	4.000	05/01/2027	259,204
250,000	4.000	05/01/2028	269,037
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB)
585,000	3.375	05/01/2023	592,193
605,000	3.500	05/01/2024	615,446
630,000	3.625	05/01/2025	645,376
650,000	3.750	05/01/2026	667,353
1,010,000	4.200	05/01/2031	1,044,969
1,000,000	4.350	05/01/2036	1,035,863
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
265,000	2.500	05/01/2027	262,881
350,000	2.500	05/01/2028	343,756
360,000	2.500	05/01/2029	350,361
365,000	2.500	05/01/2030	352,158
375,000	2.500	05/01/2031	354,833
300,000	3.000	05/01/2032	301,832
300,000	3.000	05/01/2033	298,873
245,000	3.000	05/01/2034	243,569
255,000	3.000	05/01/2035	252,970
200,000	3.000	05/01/2036	198,019
Highland Meadows West Community Development District Special Assessment for Assessment Area 2 Series 2020 A (NR/NR)
235,000	2.875	05/01/2025	233,730
200,000	3.250	05/01/2031	194,365
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
140,000	3.250	05/01/2031	136,056
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(f)
170,000	4.000	12/15/2024	172,187
550,000	4.250	12/15/2029	568,968
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
1,225,000	4.250	05/01/2031	1,289,457
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
40,000	3.375	11/01/2025	39,992
220,000	3.875	11/01/2031	220,832
300,000	4.200	11/01/2039	303,293
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
55,000	4.250	11/01/2022	55,385

Municipal Bonds – (continued)
Florida – (continued)
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR) – (continued)
370,000	4.875	11/01/2027	385,689
865,000	5.375	11/01/2037	916,308
780,000	5.500	11/01/2047	820,889
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
75,000	4.875	11/01/2027	78,180
335,000	5.500	11/01/2047	352,562
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000	11/01/2028	821,576
700,000	4.500	11/01/2038	730,638
2,300,000	5.000	11/01/2048	2,450,277
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(f)
1,325,000	3.000	05/01/2025	1,312,217
1,020,000	3.500	05/01/2031	991,671
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2021 (NR/NR)
250,000	2.800	05/01/2031	227,921
1,000,000	3.200	05/01/2041	876,647
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
90,000	4.000	11/01/2025	90,960
165,000	4.500	11/01/2031	170,847
170,000	5.000	11/01/2041	175,367
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
747,000	3.000	05/01/2031	683,940
933,000	3.000	05/01/2037	813,279
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(f)
120,000	4.000	11/01/2024	121,269
225,000	5.000	11/01/2039	234,050
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)(f)
1,175,000	4.500	05/01/2038	1,210,223
1,855,000	4.625	05/01/2048	1,898,204
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
670,000	2.750	05/01/2031	601,128
765,000	3.125	05/01/2041	668,332
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
215,000	2.625	05/01/2025	213,020
155,000	3.000	05/01/2030	150,012
Kindred Community Development District II Special Assessment Bonds Series 2021 (NR/NR)
600,000	3.125	05/01/2041	534,097
915,000	4.000	05/01/2052	886,015
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
1,000,000	4.625	05/01/2037	1,030,959

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
$600,000	2.750%	06/15/2025	$599,853
485,000	3.125	06/15/2030	476,066
375,000	4.000	06/15/2040	377,592
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
700,000	3.600	06/15/2041	656,432
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 A-2 (NR/NR)
655,000	3.875	05/01/2031	610,634
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-1 (NR/NR)
115,000	3.000	05/01/2026	110,452
Lakeshore Ranch Community Development District Special Assessment Refunding Series 2019 A-2 (NR/NR)
410,000	3.500	05/01/2030	403,710
375,000	4.000	05/01/2035	377,035
Lakewood Park Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
135,000	2.625	05/01/2026	128,992
125,000	3.200	05/01/2031	115,687
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
350,000	3.125	05/01/2025	350,527
370,000	3.400	05/01/2030	365,504
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(f)
670,000	2.500	05/01/2025	661,968
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
130,000	3.000	05/01/2024	130,075
225,000	3.250	05/01/2029	221,197
200,000	3.850	05/01/2039	196,570
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project – Phase 2C Series 2020 (NR/NR)
470,000	3.000	05/01/2030	446,574
750,000	3.500	05/01/2040	699,392
Lakewood Ranch Stewardship District Special Assessment for Sweetwater Project Series 2021 (NR/NR)
295,000	2.625	05/01/2031	263,713
1,000,000	3.100	05/01/2041	855,607
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
145,000	3.600	05/01/2024	146,105
285,000	3.800	05/01/2029	291,053
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
125,000	3.650	05/01/2022	125,083
515,000	4.300	05/01/2027	530,489
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(f)
205,000	2.900	05/01/2024	205,026
570,000	3.200	05/01/2029	560,901
455,000	4.000	05/01/2049	442,068

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
200,000	3.600	05/01/2024	201,539
385,000	3.800	05/01/2029	393,204
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,005,000	4.250	05/01/2025	1,023,047
1,605,000	4.875	05/01/2035	1,655,400
905,000	4.875	05/01/2045	925,075
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
100,000	4.000	05/01/2022	100,095
940,000	4.625	05/01/2027	975,715
1,000,000	5.250	05/01/2037	1,063,478
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
255,000	3.900	05/01/2023	256,449
535,000	4.250	05/01/2028	551,202
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)
985,000	4.350	05/01/2024	997,716
1,970,000	4.750	05/01/2029	2,074,053
2,250,000	5.300	05/01/2039	2,421,444
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
225,000	4.250	05/01/2026	229,573
6,635,000	5.000	05/01/2036	6,930,859
4,755,000	5.125	05/01/2046	4,957,395
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
500,000	2.000	05/01/2028	468,558
500,000	2.000	05/01/2029	461,051
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR)
430,000	3.000	05/01/2041	374,565
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project – Phase 2B Series 2020 (NR/NR)(f)
410,000	2.500	05/01/2025	404,700
440,000	3.200	05/01/2030	427,152
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
420,000	3.500	05/01/2024	422,633
275,000	3.875	05/01/2029	281,139
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
105,000	3.625	11/01/2023	105,425
560,000	4.125	11/01/2028	571,318
250,000	4.750	11/01/2048	256,290
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/A)
445,000	3.000	05/01/2022	445,453

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/A) – (continued)
$460,000	3.000%	05/01/2023	$462,516
375,000	3.000	05/01/2024	376,506
490,000	3.000	05/01/2025	491,990
500,000	3.000	05/01/2026	501,392
520,000	3.000	05/01/2027	520,496
535,000	3.000	05/01/2028	533,015
550,000	3.000	05/01/2029	545,763
1,605,000	3.000	05/01/2035	1,536,958
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
415,000	3.125	05/01/2024	415,347
535,000	3.375	05/01/2030	527,956
925,000	4.000	05/01/2038	931,332
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
330,000	3.500	05/01/2025	340,390
340,000	3.500	05/01/2026	352,733
500,000	4.000	05/01/2036	527,293
Lee Memorial Health System Hospital Revenue & Revenue Refunding Bonds 2019 Series A-2 (A+/NR)(a)(b)
11,700,000	5.000	04/01/2026	12,756,058
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
1,000,000	3.125	05/01/2025	998,966
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,380,000	5.000	05/01/2038	1,461,596
Longleaf Community Development District (NR/NR)
551,000	5.375	05/01/2030	551,069
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
735,000	3.000	05/01/2025	731,782
980,000	3.400	05/01/2030	961,777
1,420,000	4.000	05/01/2040	1,408,909
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
1,100,000	3.250	05/01/2031	1,050,643
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
360,000	2.500	05/01/2026	350,130
700,000	3.125	05/01/2031	654,973
775,000	3.450	05/01/2041	716,722
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
180,000	3.800	05/01/2024	181,178
290,000	4.000	05/01/2029	295,170
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
375,000	3.250	06/15/2024	375,659
885,000	3.625	06/15/2030	883,721

Municipal Bonds – (continued)
Florida – (continued)
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
1,000,000	4.750	11/01/2029	1,067,405
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (NR/A)
745,000	4.450	05/01/2030	774,385
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
505,000	3.000	05/01/2031	460,131
1,785,000	3.250	05/01/2041	1,549,698
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
105,000	3.500	05/01/2023	105,906
Miami Dade County Educational Facilities Authority Revenue Refunding Bonds for University of Miami Series B (A2/A-)
9,660,000	5.250	04/01/2027	10,845,033
Miami RB Refunding for Miami Tunnel Project Series 2012 (Aa3/NR)(f)
1,040,000	5.000	03/01/2030	1,070,300
Miami RB Refunding for Miami Tunnel Project Series 2012 (NR/NR)(b)(f)
8,460,000	5.000	03/01/2023	8,697,160
Miami RB Refunding Parking System Series 2019 (BAM) (A2/AA)
1,000,000	4.000	10/01/2037	1,077,668
900,000	4.000	10/01/2038	967,262
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
125,000	4.000	11/01/2023	126,766
1,000,000	4.750	11/01/2027	1,064,714
850,000	5.125	11/01/2039	923,346
2,350,000	5.250	11/01/2049	2,541,748
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
500,000	2.500	05/01/2026	484,301
750,000	3.125	05/01/2031	705,095
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
180,000	3.125	12/15/2024	179,445
675,000	3.375	12/15/2030	649,637
1,500,000	4.000	12/15/2039	1,490,743
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
1,545,000	5.250	11/01/2035	1,608,273
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
500,000	3.500	05/01/2031	475,620
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)(f)
125,000	3.500	05/01/2026	126,962
130,000	3.500	05/01/2027	132,182
135,000	3.500	05/01/2028	137,090
140,000	3.500	05/01/2029	141,999
700,000	3.500	05/01/2038	697,119

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)(f)
$40,000	3.125%	05/01/2025	$39,918
30,000	3.500	05/01/2031	29,363
North AR-1 Pasco Community Development District Special Assessment Bonds Series 2021 (NR/NR)
450,000	2.625	05/01/2026	434,924
400,000	3.125	05/01/2031	373,081
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
465,000	2.450	11/01/2026	437,653
500,000	3.000	11/01/2031	455,429
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
515,000	2.625	05/01/2025	506,757
495,000	3.125	05/01/2030	474,442
430,000	3.625	05/01/2040	404,357
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (BAM) (NR/AA)
655,000	5.000	10/01/2030	771,790
575,000	5.000	10/01/2031	676,038
1,025,000	5.000	10/01/2033	1,200,787
1,205,000	5.000	10/01/2034	1,410,099
1,000,000	5.000	10/01/2036	1,165,097
1,975,000	5.000	10/01/2037	2,294,072
2,075,000	5.000	10/01/2038	2,409,927
2,180,000	5.000	10/01/2039	2,529,980
2,630,000	5.000	10/01/2044	3,026,487
North Sumter County Utility Dependent District RB Refunding Series 2020 (NR/AA-)
4,275,000	5.000	10/01/2031	5,098,521
28,725,000	5.000	10/01/2043	33,510,384
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (NR/A+)
1,150,000	4.450	05/01/2031	1,206,830
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
220,000	2.500	06/15/2025	217,260
300,000	3.000	06/15/2030	288,344
315,000	4.000	06/15/2040	313,775
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
560,000	3.700	05/01/2024	565,400
825,000	4.100	05/01/2029	860,475
Orlando Utilities Commission RB Series 2021 B (Aa2/AA)(a)(b)
4,325,000	1.250	10/01/2028	4,102,321
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
185,000	3.250	05/01/2025	185,623
350,000	3.500	05/01/2030	345,196
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/2037	3,598,458
3,500,000	6.000	11/01/2047	3,833,771

Municipal Bonds – (continued)
Florida – (continued)
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
195,000	4.375	11/01/2023	197,297
640,000	4.875	11/01/2028	670,300
Osceola Village Center Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
200,000	2.375	05/01/2026	188,495
180,000	2.875	05/01/2031	161,644
365,000	3.300	05/01/2041	313,341
Palm Beach County Health Facilities Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 B (NR/NR)
250,000	4.000	11/15/2041	262,830
1,000,000	5.000	11/15/2042	1,122,972
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
2,300,000	4.000	05/15/2053	2,031,232
1,825,000	5.000	05/15/2053	1,892,717
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 C (NR/NR)
615,000	4.000	05/15/2030	627,378
8,190,000	4.000	05/15/2036	8,111,260
Palm Coast Park Community Development District Special Assessment Bonds Series 2021 (NR/NR)
275,000	2.800	05/01/2031	245,324
730,000	3.125	05/01/2041	615,164
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
165,000	3.400	05/01/2025	165,099
245,000	3.750	05/01/2030	243,262
965,000	4.150	05/01/2040	969,755
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (NR/A)
215,000	3.500	11/01/2025	222,321
225,000	3.500	11/01/2026	234,155
230,000	3.500	11/01/2027	240,197
240,000	3.500	11/01/2028	251,426
585,000	4.000	11/01/2033	626,186
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
785,000	4.000	05/01/2050	769,151
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
520,000	2.500	05/01/2022	520,466
530,000	2.750	05/01/2023	534,540
350,000	3.750	05/01/2031	360,644
1,045,000	4.000	05/01/2036	1,091,434
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (NR/BBB-)
300,000	4.000	05/01/2027	306,919
3,500,000	5.000	05/01/2039	3,708,642
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR)
820,000	2.875	11/01/2031	748,777
1,450,000	3.150	11/01/2041	1,234,473

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
$180,000	4.500%	05/01/2024	$182,155
465,000	4.750	05/01/2030	486,705
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
625,000	3.125	05/01/2030	602,856
800,000	3.750	05/01/2040	762,512
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (NR/A-)
345,000	4.250	05/01/2031	373,399
1,030,000	4.500	05/01/2038	1,115,944
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (NR/BBB)
265,000	4.000	05/01/2026	273,991
275,000	4.000	05/01/2027	285,757
285,000	4.125	05/01/2028	298,367
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
255,000	2.500	05/01/2026	247,372
335,000	3.125	05/01/2031	315,433
Pasco Community Development District Capital Improvement RB Series 2021A (NR/NR)
250,000	2.625	05/01/2026	237,829
375,000	3.250	05/01/2031	343,987
885,000	3.550	05/01/2041	786,437
Pasco County School Board Certificates of Participation Series 2021B (AGM) (AA/A+)
3,000,000	5.000	08/01/2046	3,518,726
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (NR/A-)
445,000	4.000	05/01/2024	457,328
480,000	4.000	05/01/2026	501,149
520,000	4.000	05/01/2028	548,462
1,325,000	4.500	05/01/2031	1,455,077
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (NR/A-)
1,330,000	4.500	11/01/2033	1,331,477
Pine Isle Community Development District Special Assessment Bonds Series 2021 (NR/NR)(f)
225,000	3.000	12/15/2031	208,082
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (NR/AA)
545,000	2.000	05/01/2028	504,627
555,000	2.000	05/01/2029	504,374
565,000	2.125	05/01/2030	508,536
1,000,000	2.625	05/01/2034	897,705
995,000	2.800	05/01/2037	891,906
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
460,000	2.750	05/01/2025	455,402
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
2,500,000	5.000	07/01/2029	2,647,364

Municipal Bonds – (continued)
Florida – (continued)
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
80,000	2.875	05/01/2025	79,641
170,000	3.250	05/01/2031	163,279
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
1,665,000	2.800	05/01/2025	1,647,890
3,330,000	3.200	05/01/2031	3,188,914
1,875,000	3.500	05/01/2037	1,765,096
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
275,000	4.750	11/01/2029	286,587
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
80,000	3.250	11/01/2024	80,128
555,000	3.500	11/01/2030	545,709
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
250,000	2.500	05/01/2026	242,634
Preston Cove Community Development District Special Assessment RB Series 2022 (NR/NR)
575,000	3.250	05/01/2027	557,485
1,820,000	4.000	05/01/2042	1,749,394
Quail Roost Community Development District Special Assessment for Expansion Area Project Series 2021 (NR/NR)
150,000	2.200	12/15/2026	144,202
490,000	2.700	12/15/2031	455,684
735,000	3.125	12/15/2041	655,765
Randal Park Community Development District Randal Walk Special Assessment RB Series 2018 (NR/NR)(f)
90,000	4.100	05/01/2024	90,705
185,000	4.500	05/01/2029	191,708
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
370,000	4.250	11/01/2025	376,768
Reedy Creek Improvement District Refundig GO Bonds Series 2020 A (Aa3/AA-)
3,020,000	1.769	06/01/2025	2,924,210
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
620,000	5.000	05/01/2025	649,943
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
195,000	3.750	05/01/2024	196,148
425,000	4.000	05/01/2030	431,052
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR/NR)
1,150,000	3.000	05/01/2036	1,044,524
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
125,000	3.500	05/01/2024	125,742
410,000	4.000	05/01/2030	417,470
615,000	4.500	05/01/2040	633,284
610,000	4.750	05/01/2050	631,466

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$190,000	3.000%	05/01/2032	$177,220
400,000	3.300	05/01/2042	358,343
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
2,390,000	4.000	05/01/2031	2,505,139
890,000	4.000	05/01/2035	927,903
River Glen Community Development District Special Assessment Bond for Assessment Area Two Series 2021 (NR/NR)
710,000	2.375	05/01/2026	689,632
600,000	3.000	05/01/2031	571,433
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
605,000	2.750	05/01/2025	598,746
525,000	3.250	05/01/2031	500,739
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-2 (NR/NR)
265,000	3.000	05/01/2022	265,139
180,000	3.000	05/01/2023	180,909
285,000	3.000	05/01/2024	286,424
200,000	3.000	05/01/2025	199,997
400,000	3.000	05/01/2026	396,206
1,000,000	3.000	05/01/2031	915,793
1,000,000	3.000	05/01/2036	872,299
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
325,000	3.000	05/01/2025	319,386
475,000	3.600	05/01/2030	457,994
Rivers Edge II Community Development District Special Assessment Bond Series 2021 (NR/NR)
350,000	2.400	05/01/2026	333,043
300,000	3.000	05/01/2031	274,067
Rivers Edge III Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
265,000	2.400	05/01/2026	255,776
300,000	3.000	05/01/2031	280,619
Rivington Community Development District Special Assessment RB Series 2022 (NR/NR)
4,065,000	4.000	05/01/2052	3,860,176
Rolling Hills Community Development District Capital Improvement and Refunding Bonds Series 2022A-2 (NR/NR)
1,000,000	3.650	05/01/2032	953,587
Rolling Hills Community Development District Capital Improvement RB Series 2022A-1 (NR/NR)
965,000	3.750	05/01/2042	887,977
Rustic Oaks Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,000,000	2.850	05/01/2027	954,963
1,100,000	3.200	05/01/2032	1,024,529
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
410,000	3.400	11/01/2041	368,034
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
460,000	2.500	06/15/2025	453,790
320,000	3.000	06/15/2030	307,567
290,000	4.000	06/15/2040	290,196

Municipal Bonds – (continued)
Florida – (continued)
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2022 (NR/NR)
325,000	2.625	12/15/2027	313,108
355,000	3.100	12/15/2032	333,909
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
700,000	2.375	05/01/2035	607,526
1,425,000	2.625	05/01/2040	1,252,808
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
425,000	3.375	06/15/2024	427,127
1,000,000	3.750	06/15/2031	1,012,963
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR)
450,000	3.000	11/01/2031	410,176
1,100,000	3.300	11/01/2041	972,113
Sawyers Landing Community Development District Special Assessment Bonds Series 2021 (NR/NR)
595,000	3.250	05/01/2026	588,940
1,450,000	3.750	05/01/2031	1,434,569
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
650,000	2.750	05/01/2025	632,111
465,000	3.250	05/01/2030	437,803
560,000	3.750	05/01/2040	514,492
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR/NR)(h)
425,000	3.750	05/01/2027	422,470
700,000	4.125	05/01/2032	699,969
1,525,000	4.500	05/01/2042	1,524,954
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
190,000	4.000	11/01/2024	191,739
735,000	4.500	11/01/2029	759,837
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
130,000	4.000	11/01/2023	131,082
Shingle Creek at Bronson Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,000,000	3.500	06/15/2041	922,600
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
925,000	3.625	05/01/2024	934,630
1,895,000	4.000	05/01/2029	1,975,932
5,000,000	4.750	05/01/2039	5,301,676
Siena North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
160,000	3.300	06/15/2032	148,625
450,000	4.000	06/15/2042	443,125
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
900,000	3.000	06/15/2032	837,398
1,905,000	3.250	06/15/2042	1,696,634
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
230,000	2.500	05/01/2026	221,417
325,000	3.100	05/01/2031	295,398

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
$375,000	2.500%	05/01/2026	$362,284
720,000	3.000	05/01/2031	670,335
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
285,000	3.125	11/01/2025	285,052
505,000	3.625	11/01/2031	498,749
300,000	4.125	11/01/2040	301,474
South Creek Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
300,000	2.375	06/15/2026	289,857
175,000	2.875	06/15/2031	164,022
475,000	3.250	06/15/2041	429,935
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (NR/BBB)
420,000	3.000	05/01/2023	423,055
435,000	3.250	05/01/2024	441,121
445,000	3.450	05/01/2025	455,034
465,000	3.625	05/01/2026	478,102
980,000	4.125	05/01/2036	1,014,361
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(f)
360,000	4.250	11/01/2024	364,788
730,000	4.500	11/01/2029	755,760
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
295,000	4.000	05/01/2024	297,874
590,000	4.625	05/01/2029	616,580
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
350,000	2.500	11/01/2023	351,111
355,000	2.750	11/01/2024	355,865
370,000	3.000	11/01/2025	373,149
585,000	4.250	11/01/2037	609,629
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (NR/BBB)(b)
1,000,000	5.125	05/01/2022	1,003,174
Southern Groves Community Development District No. 5 Special Assessment Bond Series 2021 (NR/NR)
425,000	2.400	05/01/2026	401,696
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
100,000	2.875	05/01/2024	99,789
300,000	3.250	05/01/2029	297,186
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
300,000	3.375	05/01/2025	300,578
180,000	4.000	05/01/2030	182,250
415,000	4.300	05/01/2040	421,788
300,000	4.500	05/01/2046	305,427
Southshore Bay Community Development District Special Assessment Bond for Assessment Area One Series 2021 (NR/NR)(f)
2,735,000	3.000	05/01/2033	2,435,769

Municipal Bonds – (continued)
Florida – (continued)
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
900,000	4.000	12/15/2036	888,118
State of Florida State Board of Administration Finance Corp. RB Series 2020A (Aa3/AA)
16,110,000	1.258	07/01/2025	15,303,287
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
200,000	2.450	05/01/2026	188,840
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)(f)
375,000	2.375	06/15/2026	362,214
425,000	3.000	06/15/2031	401,654
565,000	3.500	06/15/2041	526,650
Stonebrier Community Development District Special Assessment Refunding Series 2016 (NR/A-)
265,000	2.500	05/01/2023	265,725
270,000	2.500	05/01/2024	270,221
280,000	3.000	05/01/2025	284,443
290,000	3.000	05/01/2026	295,280
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR)(f)
330,000	3.000	11/01/2032	305,000
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR) (NR/NR)(f)
585,000	3.300	11/01/2041	520,961
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
250,000	3.500	06/15/2024	251,262
500,000	4.000	06/15/2030	509,501
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)(f)
545,000	2.500	12/15/2025	527,425
500,000	3.000	12/15/2030	464,294
1,000,000	3.500	12/15/2040	908,155
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
210,000	3.125	12/15/2025	210,579
500,000	3.625	12/15/2030	499,604
870,000	4.000	12/15/2039	868,864
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR/NR)
250,000	3.000	06/15/2032	225,587
1,000,000	3.250	06/15/2042	863,487
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)(f)
300,000	2.375	06/15/2026	289,175
225,000	2.875	06/15/2031	210,048
275,000	3.300	06/15/2041	247,717
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
650,000	3.450	05/01/2041	573,293

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)
$275,000	3.150%	05/01/2031	$251,919
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
300,000	3.000	05/01/2025	297,755
480,000	3.300	05/01/2031	459,931
800,000	3.750	05/01/2040	760,550
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
250,000	2.400	05/01/2026	237,329
205,000	3.000	05/01/2031	185,891
Summerstone Community Development District Special Assessment Bond for Phase Two Series 2021 (NR/NR)(f)
375,000	2.750	05/01/2031	341,039
700,000	3.150	05/01/2041	609,088
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
165,000	3.250	05/01/2030	160,755
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-1 (AGM) (NR/AA)
395,000	2.500	05/01/2029	385,154
715,000	2.875	05/01/2033	690,863
1,440,000	3.000	05/01/2038	1,399,828
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,060,000	3.500	05/01/2029	1,050,668
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (NR/A+)
190,000	2.500	05/01/2023	191,266
190,000	2.500	05/01/2024	190,500
200,000	3.000	05/01/2025	203,055
205,000	3.000	05/01/2026	208,573
1,135,000	3.500	05/01/2031	1,158,699
1,370,000	4.000	05/01/2036	1,425,514
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
385,000	2.375	05/01/2026	368,517
285,000	3.000	05/01/2031	262,088
Tampa Bay Water Utility System RB Refunding Series 2015 A (Aa1/AA+)
10,160,000	4.000	10/01/2028	10,833,100
4,225,000	4.000	10/01/2029	4,500,492
Tampa-Hillsborough County Expressway Authority RB Series 2017 (A2/A+)
6,175,000	5.000	07/01/2047	6,886,123
Tampa-Hillsborough County Expressway Authority RB Series 2017 C (A2/A+)
1,950,000	5.000	07/01/2048	2,191,132
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
1,115,000	4.800	05/01/2036	1,149,768

Municipal Bonds – (continued)
Florida – (continued)
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,655,000	3.400	06/15/2032	1,598,043
The Lee County School Board COPS Series 2020 A (Aa3/NR)
825,000	5.000	08/01/2026	923,065
825,000	5.000	08/01/2027	940,483
690,000	5.000	08/01/2028	799,025
The Miami-Dade County School Board COPS Series 2010 A (A1/A+)
10,000,000	6.235	06/15/2027	11,519,768
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
650,000	2.350	12/15/2026	627,446
750,000	3.000	12/15/2031	704,189
2,000,000	3.300	12/15/2041	1,795,664
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (NR/A+)
205,000	3.000	05/01/2027	208,234
210,000	3.125	05/01/2028	213,768
230,000	3.375	05/01/2032	233,419
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
735,000	3.600	05/01/2041	667,179
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (NR/AA)
340,000	3.500	05/01/2032	351,774
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(f)
425,000	5.200	05/01/2028	442,894
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625	05/01/2028	311,981
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-1 (AGM) (NR/AA)
4,695,000	3.000	05/01/2033	4,672,989
5,290,000	3.000	05/01/2037	5,219,280
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
375,000	3.500	05/01/2024	378,702
765,000	3.850	05/01/2029	789,895
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 B (AGM) (NR/AA)
2,025,000	3.000	05/01/2033	2,015,506
4,925,000	3.000	05/01/2040	4,805,903
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)(f)
1,535,000	3.450	05/01/2024	1,550,032
2,970,000	3.750	05/01/2029	3,061,150
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
520,000	4.375	11/01/2023	526,140

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR) – (continued)
$1,875,000	5.000%	11/01/2029	$1,965,984
95,000	5.375	11/01/2039	102,270
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
505,000	4.250	06/15/2028	523,116
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
260,000	3.125	12/15/2025	260,586
735,000	3.625	12/15/2031	734,081
450,000	4.000	12/15/2040	451,901
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (Baa1/A-)
750,000	5.000	04/01/2030	850,915
650,000	5.000	04/01/2031	737,574
550,000	5.000	04/01/2033	622,521
5,000,000	5.000	04/01/2048	5,563,685
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (Aaa/AAA)
2,000,000	4.000	07/01/2043	2,147,935
7,000,000	4.000	07/01/2047	7,477,783
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
105,000	3.500	05/01/2024	105,338
360,000	4.000	05/01/2030	363,509
595,000	4.375	05/01/2039	607,778
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(f)
415,000	3.125	05/01/2030	390,897
475,000	3.625	05/01/2040	437,878
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
385,000	2.300	05/01/2026	370,143
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)(f)
210,000	4.375	11/01/2024	213,270
500,000	5.250	11/01/2039	528,969
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(f)
465,000	2.500	05/01/2025	457,273
235,000	3.250	05/01/2030	226,080
Triple Creek Community Development District Special Assessment Bonds Series 2021 (NR/NR)(f)
1,190,000	3.125	11/01/2041	1,043,004
750,000	4.000	11/01/2051	727,471
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
160,000	2.500	11/01/2026	154,706
200,000	3.000	11/01/2031	187,407
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
240,000	3.875	05/01/2024	241,727
490,000	4.125	05/01/2029	500,818
Triple Creek Community Development District Special Assessment Series 2019 B (NR/NR)
885,000	4.875	05/01/2032	934,040

Municipal Bonds – (continued)
Florida – (continued)
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)(f)
3,955,000	4.625	11/01/2038	4,081,908
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
155,000	4.000	11/01/2024	156,921
495,000	4.500	11/01/2029	514,781
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
2,000,000	4.750	11/01/2047	2,048,094
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
305,000	3.000	11/01/2024	305,124
700,000	3.375	11/01/2030	686,773
100,000	4.000	11/01/2050	96,728
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
410,000	4.375	11/01/2025	419,214
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR/NR)
250,000	3.000	05/01/2027	241,819
465,000	3.375	05/01/2032	441,555
1,430,000	4.000	05/01/2042	1,400,936
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (NR/A)
1,000,000	4.250	05/01/2031	1,043,561
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (NR/A)
350,000	2.125	05/01/2022	350,141
360,000	2.250	05/01/2023	360,911
365,000	2.500	05/01/2024	365,814
375,000	2.625	05/01/2025	377,032
390,000	3.000	05/01/2026	397,101
400,000	3.125	05/01/2027	408,232
415,000	3.250	05/01/2028	424,115
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
230,000	4.200	05/01/2026	233,299
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
340,000	3.000	12/15/2024	340,883
1,000,000	3.375	12/15/2030	987,352
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(f)
1,370,000	5.000	12/15/2032	1,508,430
2,000,000	5.000	12/15/2037	2,187,085
4,470,000	5.000	12/15/2047	4,822,425
Two Rivers North Community Development District Special Assessment Bond Anticipation Note Series 2022 (NR/NR)(f)
1,000,000	3.000	01/15/2023	991,008
Two Rivers West Community Development District Special Assessment Bond Anticipation Note Series 2022 (NR/NR)
1,600,000	3.000	01/15/2023	1,585,124

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Union Park East Community Development District Special Assessment Boonds for Assessment Area 3 Project Series 2021 (NR/NR)(f)
$125,000	2.950%	05/01/2031	$115,896
325,000	3.350	05/01/2041	288,259
450,000	4.000	05/01/2051	424,851
University of Florida Department of Housing & Residence Education Housing System RB Series 2021 A (Aa2/AA-)
4,665,000	4.000	07/01/2034	5,181,781
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
300,000	2.500	05/01/2027	300,434
310,000	2.500	05/01/2028	309,179
315,000	2.625	05/01/2029	315,463
1,060,000	3.000	05/01/2034	1,059,123
2,130,000	3.125	05/01/2038	2,127,664
1,725,000	3.250	05/01/2040	1,732,919
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(f)
450,000	3.000	05/01/2025	448,422
525,000	3.500	05/01/2031	514,091
875,000	4.000	05/01/2040	868,300
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
1,000,000	3.625	05/01/2041	935,930
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(f)
315,000	4.000	05/01/2024	317,844
1,000,000	4.625	05/01/2029	1,038,782
1,000,000	5.000	05/01/2038	1,056,031
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
200,000	4.000	11/01/2024	202,471
395,000	4.500	11/01/2029	411,802
Veranda Community Development District II Special Assessment Area 1 Preserve West Project Series 2018 A (NR/NR)
185,000	4.000	11/01/2024	187,290
375,000	4.500	11/01/2029	390,979
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)(f)
140,000	2.500	05/01/2026	136,113
175,000	3.100	05/01/2031	165,410
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(f)
250,000	2.500	05/01/2026	243,058
285,000	3.100	05/01/2031	269,382
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,560,000	3.750	05/01/2026	1,570,532
1,000,000	4.250	05/01/2037	1,010,417
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (NR/BBB)(f)
345,000	3.250	05/01/2024	349,575
355,000	3.500	05/01/2025	362,998
370,000	3.625	05/01/2026	381,576

Municipal Bonds – (continued)
Florida – (continued)
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
365,000	4.750	11/01/2025	374,063
Verano No 3 Community Development District Special Assessment for Phase 1 Assessment Area Series 2021 (NR/NR)
400,000	2.375	05/01/2026	384,795
300,000	3.000	05/01/2031	281,113
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
250,000	3.250	05/01/2031	239,717
235,000	4.000	05/01/2040	232,755
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
200,000	2.875	05/01/2025	198,439
250,000	3.250	05/01/2031	239,710
1,050,000	4.000	05/01/2040	1,039,955
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
155,000	2.875	05/01/2025	153,790
250,000	3.250	05/01/2031	239,710
815,000	4.000	05/01/2040	807,204
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (NR/A)
495,000	4.250	05/01/2030	504,245
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
380,000	2.000	05/01/2027	360,690
385,000	2.000	05/01/2028	359,324
395,000	2.000	05/01/2029	362,313
150,000	2.125	05/01/2030	136,323
Viera Stewardship District Special Assessment RB Series 2021 (NR/NR)
500,000	2.300	05/01/2026	478,860
930,000	2.800	05/01/2031	855,787
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
340,000	3.125	05/01/2025	341,568
500,000	3.500	05/01/2030	497,768
930,000	3.750	05/01/2037	915,547
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(f)
640,000	3.250	05/01/2023	643,326
935,000	3.800	05/01/2028	966,095
1,875,000	4.000	05/01/2033	1,937,086
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
1,075,000	2.625	05/01/2024	1,072,091
1,225,000	3.000	05/01/2029	1,210,666
1,465,000	3.375	05/01/2034	1,434,665
3,870,000	3.550	05/01/2039	3,706,868
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(f)
2,300,000	1.875	05/01/2025	2,239,039
2,945,000	2.625	05/01/2030	2,815,230
3,395,000	3.000	05/01/2035	3,224,926

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (NR/AA)
$1,790,000	3.500%	05/01/2032	$1,846,778
2,100,000	4.000	05/01/2037	2,193,174
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR)
325,000	4.000	05/01/2026	341,751
320,000	4.000	05/01/2027	338,365
325,000	4.000	05/01/2028	352,465
340,000	4.000	05/01/2029	367,036
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
950,000	2.550	05/01/2031	881,739
1,900,000	2.850	05/01/2036	1,718,166
2,400,000	3.000	05/01/2041	2,120,337
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR/NR)
210,000	3.150	05/01/2032	190,326
500,000	3.450	05/01/2042	437,143
Villamar Community Development District Special Assessment Bonds for Phase 3 Project Series 2022 (NR/NR)
215,000	3.125	11/01/2027	209,720
Villamar Community Development District Special Assessment Bonds for Phase 4 Project Series 2022 (NR/NR)
175,000	3.250	05/01/2027	171,066
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
115,000	3.750	05/01/2024	115,597
220,000	4.000	05/01/2029	223,331
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
265,000	2.625	05/01/2025	261,387
245,000	3.200	05/01/2030	236,018
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (NR/BBB-)
220,000	2.750	11/01/2024	220,046
225,000	3.000	11/01/2025	225,847
230,000	3.200	11/01/2026	231,052
1,400,000	4.125	11/01/2046	1,428,782
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
725,000	5.500	05/01/2034	748,761
925,000	5.750	05/01/2044	957,827
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (NR/BBB+)
2,145,000	4.000	05/01/2031	2,199,771
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
500,000	5.125	11/01/2038	528,994
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,360,000	5.500	11/01/2045	2,432,886
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
185,000	3.250	11/01/2024	185,887

Municipal Bonds – (continued)
Florida – (continued)
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR) – (continued)
375,000	3.625	11/01/2029	378,742
1,000,000	4.000	11/01/2039	1,002,813
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)(f)
615,000	2.750	05/01/2026	598,755
415,000	3.250	05/01/2031	393,625
515,000	3.625	05/01/2041	475,432
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
365,000	2.650	05/01/2025	362,627
630,000	3.000	05/01/2031	604,594
1,725,000	4.000	05/01/2040	1,713,211
1,595,000	4.000	05/01/2051	1,541,433
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
470,000	2.400	05/01/2026	453,118
575,000	3.000	05/01/2031	535,044
West Villages Improvement District Unit of Development No. 3 Special Assessment Refunding Bonds Series 2017 (NR/NR)
2,540,000	5.000	05/01/2032	2,692,206
1,940,000	4.500	05/01/2034	1,996,445
3,395,000	5.000	05/01/2037	3,549,707
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
380,000	4.000	05/01/2024	384,082
750,000	4.250	05/01/2029	775,998
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)
250,000	2.500	05/01/2026	243,419
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
535,000	2.500	05/01/2026	520,991
Westside Community Development District Solara Phase 2 Assessment Area Special Assessment RB Series 2019 (NR/NR)
185,000	3.625	05/01/2024	186,166
355,000	3.900	05/01/2029	362,295
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)(f)
370,000	3.500	05/01/2024	371,140
810,000	3.750	05/01/2029	816,933
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
250,000	2.500	05/01/2026	241,648
650,000	3.000	05/01/2031	610,389
1,400,000	3.250	05/01/2041	1,262,531
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
370,000	3.500	06/15/2024	371,842
1,285,000	3.750	06/15/2030	1,289,883
3,350,000	4.250	06/15/2039	3,402,761
Willows Community Development District Special Assessment RB Series 2019 (NR/NR)
190,000	3.875	05/01/2024	191,553
500,000	4.370	05/01/2029	518,204

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
$170,000	2.400%	05/01/2026	$160,584
300,000	2.950	05/01/2031	270,689
865,000	3.350	05/01/2041	749,263
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
200,000	4.250	11/01/2029	205,449
680,000	4.875	11/01/2039	713,316
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR/NR)
900,000	4.000	05/01/2042	873,346
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
160,000	3.000	05/01/2025	158,744
230,000	3.650	05/01/2030	225,843
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/2036	140,748
250,000	5.000	05/01/2047	260,472
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
910,000	2.500	05/01/2025	898,299
640,000	3.125	05/01/2030	608,602
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (NR/BBB+)
1,450,000	4.500	05/01/2036	1,488,486
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
230,000	2.500	05/01/2026	221,248
365,000	3.000	05/01/2031	330,509

			1,127,798,134

Georgia – 2.1%
Bartow County Development Authority Pollution Control RB First Series 2013 (BBB+/A-) (PUTABLE)(a)(b)(d)
5,250,000	1.550	08/19/2022	5,242,452
Burke County Development Authority Pollution Control RB (BBB+/A-) (PUTABLE)(a)(b)(d)
1,600,000	2.250	05/25/2023	1,596,075
Burke County Development Authority Pollution Control RB Fifth Series 1994 (BBB+/A-) (PUTABLE)(a)(b)(d)
3,000,000	2.150	06/13/2024	2,963,398
Burke County Development Authority Pollution Control RB First Series 2012 (BBB+/A-) (PUTABLE)(a)(b)(d)
5,100,000	1.550	08/19/2022	5,092,668
Burke County Development Authority Pollution Control RB Second Series 2008 (BBB+/A-) (PUTABLE)(a)(b)(d)
2,500,000	2.925	03/12/2024	2,510,053
Burke County Development Authority Pollution Control RB Series 2017F (A-/BBB)(a)(b)
9,475,000	3.000	02/01/2023	9,567,853
City of Atlanta RB for Water & Wastewater Series 2018 B (Aa2/AA-)
4,750,000	3.500	11/01/2043	4,821,281

Municipal Bonds – (continued)
Georgia – (continued)
County of Fulton RB Refunding for Water & Sewerage Series 2013 A (Aa2/AA)
7,585,000	4.000	01/01/2035	7,697,682
Development Authority of Bartow County Pollution Control RB First Series 1997 (NR/BBB+)(a)
5,000,000	1.800	09/01/2029	4,517,056
Fayette Country Hospital Authority Revenue Anticipation Certificates Series 2019A (AA-/NR)(a)(b)
1,050,000	5.000	07/01/2024	1,104,225
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (NR/NR)
465,000	5.000	03/01/2027	435,872
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
1,215,000	2.375	01/01/2031	1,101,757
1,800,000	4.000	01/01/2036	1,789,994
Georgia State GO Refunding Bonds Series 2021 A (Aaa/AAA)
15,000,000	4.000	07/01/2034	16,884,390
Glynn-Brunswick Memorial Hospital Authority RB Refunding for Southeast Georgia Health System Obligated Group Series 2020 (Baa1/BBB+)
775,000	4.000	08/01/2035	816,640
500,000	4.000	08/01/2036	526,354
750,000	4.000	08/01/2037	788,942
745,000	4.000	08/01/2038	782,464
Main Street Natural Gas Gas Supply RB Series 2019B (NR/NR)(a)(b)
14,050,000	4.000	12/02/2024	14,660,555
Main Street Natural Gas Gas Supply RB Series 2021A (NR/AA-)(a)(b)
20,225,000	4.000	09/01/2027	21,426,856
Main Street Natural Gas Gas Supply RB Sub-Series 2018A (NR/NR)(a)(b)
14,250,000	4.000	09/01/2023	14,640,449
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A3/NR)
2,500,000	5.000	05/15/2025	2,652,706
3,000,000	5.000	05/15/2026	3,222,227
3,000,000	5.000	05/15/2027	3,261,257
2,455,000	5.000	05/15/2028	2,694,346
2,800,000	5.000	05/15/2029	3,100,606
4,875,000	5.000	05/15/2049	5,830,455
Main Street Natural Gas, Inc. Gas Supply RB Series 2022A (A3/NR)(a)(b)
10,295,000	4.000	12/01/2029	10,923,720
Monroe County Development Authority Pollution Control RB First Series 2009 (BBB+/A-2/A-) (PUTABLE)(a)(b)(d)
1,850,000	1.000	08/21/2026	1,746,455
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (Baa1/A)
2,210,000	5.000	01/01/2023	2,263,631
4,155,000	5.000	01/01/2024	4,360,798
4,360,000	5.000	01/01/2025	4,681,523
4,575,000	5.000	01/01/2026	5,023,247
4,805,000	5.000	01/01/2027	5,361,577
5,040,000	5.000	01/01/2028	5,717,736

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (Baa1/A) – (continued)
$5,295,000	5.000%	01/01/2029	$6,024,700
1,080,000	5.000	01/01/2034	1,209,759
Municipal Electric Authority RB Refunding Series 2019 A (A2/A-)
830,000	5.000	01/01/2024	872,132
900,000	5.000	01/01/2025	966,370
Private Colleges & Universities Authority RB Refunding for Agnes Scott College, Inc. Series 2021 (NR/A-)
495,000	5.000	06/01/2031	574,012
400,000	5.000	06/01/2032	461,328
500,000	5.000	06/01/2033	575,583
400,000	4.000	06/01/2034	423,603
500,000	4.000	06/01/2035	528,858
850,000	4.000	06/01/2045	885,305
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(f)
1,275,000	4.000	01/01/2038	1,280,137
Savanah Economic Development Authority Recovery Zone Facility Revenune Refunding Bonds Series 2019A (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(d)
400,000	2.000	10/01/2024	395,969
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (Baa2/BBB)
1,925,000	1.900	08/01/2024	1,901,408
State of Georgia GO Bonds Series 2020A Bidding Group 1 (Aaa/AAA)
7,180,000	5.000	08/01/2031	8,696,949
State of Georgia GO Bonds Series 2021A (AAA/AAA)
8,750,000	4.000	07/01/2039	9,746,235
State of Georgia GO Bonds Series 2021A (Aaa/AAA)
2,675,000	4.000	07/01/2035	3,007,393

			217,357,041

Guam – 0.5%
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
765,000	3.099	10/01/2028	713,034
550,000	3.189	10/01/2029	509,827
740,000	3.489	10/01/2031	690,106
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
875,000	3.625	02/01/2025	875,618
2,045,000	4.250	02/01/2030	2,092,244
Guam Government Business Privilege Tax Revenue Refunding Bonds 2015D (BB/NR)
320,000	5.000	11/15/2022	326,646
Guam Government Business Privilege Tax Revenue Refunding Bonds 2015D (NR/NR)
2,680,000	5.000	11/15/2022	2,739,911
Guam Government GO Bonds Series 2019 (AMT) (Ba1/BB-)
2,350,000	5.000	11/15/2031	2,519,113

Municipal Bonds – (continued)
Guam – (continued)
Guam Government Limited Obligation RB Section 30 Series 2016 A (NR/BB)
2,755,000	5.000	12/01/2025	3,005,274
2,255,000	5.000	12/01/2026	2,501,806
2,000,000	5.000	12/01/2027	2,212,392
Guam Government RB Refunding Series 2021 E (Ba1/NR)
7,795,000	3.250	11/15/2026	7,591,758
Guam Government RB Refunding Series 2021 F (Ba1/NR)
525,000	5.000	01/01/2028	579,902
1,225,000	5.000	01/01/2029	1,366,857
1,100,000	5.000	01/01/2030	1,240,465
1,100,000	5.000	01/01/2031	1,254,536
2,550,000	4.000	01/01/2042	2,556,984
Guam Power Authority RB Refunding Series 2012 A (AGM) (A2/AA)
1,500,000	5.000	10/01/2024	1,520,973
2,790,000	5.000	10/01/2030	2,831,476
Guam Power Authority RB Series 2014 A (AGM) (A2/AA)
325,000	5.000	10/01/2039	344,303
250,000	5.000	10/01/2044	264,083
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (Baa2/A-)
1,030,000	5.000	01/01/2046	1,111,316
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
3,975,000	5.000	01/01/2050	4,452,114
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
350,000	5.000	07/01/2025	377,450
560,000	5.000	07/01/2026	615,871
350,000	5.000	07/01/2027	390,852
370,000	5.000	07/01/2028	410,818
725,000	5.000	07/01/2029	802,552
700,000	5.000	07/01/2030	772,950
700,000	5.000	07/01/2031	771,489
700,000	5.000	07/01/2032	770,661
Guam Waterworks Authority Water and Wastewater System RB Series 2013 (CASH) (Baa2/A-)(b)
1,450,000	5.500	07/01/2023	1,514,544
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (Baa2/A)
400,000	5.000	07/01/2029	443,259
600,000	5.000	07/01/2031	661,507
250,000	5.000	07/01/2033	274,478
225,000	5.000	07/01/2034	246,794
425,000	5.000	07/01/2036	465,438
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Ba1/NR)
300,000	5.000	11/01/2027	331,732
450,000	5.000	11/01/2028	502,920
450,000	5.000	11/01/2029	507,647
375,000	5.000	11/01/2030	426,449

			53,588,149

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Hawaii – 0.6%
City & County Honolulu RB for Wastewater System Series 2018 A (Aa2/NR)
$8,000,000	4.000%		07/01/2042	$8,561,793
City & County Honolulu RB for Wastewater System Series 2019 A (Aa2/NR)
430,000	5.000		07/01/2022	434,313
200,000	5.000		07/01/2023	208,286
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (Baa1/NR)
5,025,000	4.000		03/01/2037	5,194,212
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Baa1/NR)
9,055,000	3.200		07/01/2039	8,941,782
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
30,000	4.000		05/15/2026	31,442
75,000	5.000		05/15/2029	83,779
35,000	5.000		05/15/2030	38,838
150,000	5.000		05/15/2031	165,446
180,000	5.000		05/15/2032	197,712
60,000	3.000		05/15/2033	56,725
100,000	3.000		05/15/2034	93,679
150,000	3.000		05/15/2035	139,164
670,000	3.250		05/15/2039	618,345
575,000	5.000		05/15/2044	616,420
State of Hawaii Airports System RB Refunding Series 2018 D (A1/A+)
20,865,000	5.000		07/01/2034	24,103,953
State of Hawaii Airports System RB Series 2022A (AMT) (A1/A+)
11,650,000	5.000		07/01/2047	13,228,665

				62,714,554

Idaho – 0.0%
City of Boise Airport RB Refunding for Public Parking Facilities Project Series 2021 A (A1/NR)
300,000	5.000		09/01/2029	349,092
400,000	5.000		09/01/2031	475,637
200,000	5.000		09/01/2032	235,566
750,000	5.000		09/01/2034	880,637
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (Baa3/BBB-)
2,000,000	2.750		10/01/2024	2,031,884

				3,972,816

Illinois – 10.5%
Berwyn Municipal Securitization Corp. RB Refunding Series 2019 (AGM-CR) (NR/AA)
7,200,000	5.000		01/01/2035	8,276,813
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Ba2/AA)
625,000	4.000		10/01/2043	663,620
Carol Stream Park District GO Refunding Bonds Series 2016 (BAM) (NR/AA)(b)
1,450,000	5.000		01/01/2026	1,605,264
4,705,000	5.000		01/01/2037	5,142,964

Municipal Bonds – (continued)
Illinois – (continued)
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (NR/AA)
350,000	0.000	%(g)	01/01/2026	314,387
165,000	0.000	(g)	01/01/2027	143,574
240,000	0.000	(g)	01/01/2028	201,713
300,000	5.000		01/01/2029	346,754
175,000	5.000		01/01/2030	202,216
665,000	5.000		01/01/2031	767,673
1,875,000	5.000		01/01/2032	2,163,588
765,000	5.000		01/01/2033	881,167
1,115,000	5.000		01/01/2034	1,281,705
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (Ba3/BB)
555,000	5.382		12/01/2023	566,881
2,250,000	5.482		12/01/2024	2,301,416
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
3,550,000	6.000		04/01/2046	3,954,026
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (NR/NR)
760,000	5.000		04/01/2034	820,564
575,000	5.000		04/01/2035	618,443
525,000	5.000		04/01/2036	563,563
490,000	5.000		04/01/2037	525,634
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB)(g)
2,225,000	0.000		12/01/2026	1,940,742
1,125,000	0.000		12/01/2027	946,541
3,095,000	0.000		12/01/2029	2,417,060
2,660,000	0.000		12/01/2030	1,997,694
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(g)
965,000	0.000		12/01/2027	811,922
1,040,000	0.000		12/01/2028	843,554
645,000	0.000		12/01/2030	484,403
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (Ba1/BBB+)(g)
670,000	0.000		01/01/2031	477,666
Chicago Illinois Board of Education GO Bonds Series 2015 C (NR/BB)
2,500,000	6.000		12/01/2035	2,682,009
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(g)
4,705,000	0.000		12/01/2031	3,392,590
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL) (Baa2/BB)
4,725,000	5.500		12/01/2026	5,140,851
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL) (Baa2/BB)(g)
3,485,000	0.000		12/01/2023	3,342,948
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba3/BB)
2,500,000	5.500		12/01/2026	2,810,695

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba3/BB) – (continued)
$6,330,000	5.500%		12/01/2027	$7,248,306
3,000,000	5.500		12/01/2028	3,492,951
2,115,000	5.500		12/01/2029	2,492,591
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB)
1,020,000	5.250		12/01/2039	1,070,538
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2012 A (Ba3/BB)
5,225,000	5.000		12/01/2042	5,308,905
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba3/BB)
10,380,000	6.038		12/01/2029	10,949,931
2,500,000	6.138		12/01/2039	2,733,521
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB)
5,160,000	7.000		12/01/2044	5,812,561
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB)
7,125,000	6.500		12/01/2046	8,081,892
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
1,825,000	5.000		12/01/2025	1,999,516
2,250,000	5.000		12/01/2026	2,513,056
2,375,000	5.000		12/01/2027	2,696,327
10,095,000	5.000		12/01/2028	11,647,838
1,450,000	5.000		12/01/2029	1,667,717
1,500,000	5.000		12/01/2030	1,722,255
3,350,000	5.000		12/01/2031	3,839,674
2,550,000	5.000		12/01/2032	2,918,554
2,800,000	5.000		12/01/2033	3,200,847
600,000	5.000		12/01/2034	685,224
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (NR/AA)
5,000,000	5.000		12/01/2027	5,682,144
8,685,000	5.000		12/01/2028	10,020,948
7,950,000	5.000		12/01/2029	9,143,689
4,690,000	5.000		12/01/2030	5,384,916
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 A (NR/BB)
2,000,000	0.000	(g)	12/01/2025	1,792,873
2,000,000	0.000	(g)	12/01/2026	1,732,521
300,000	0.000	(g)	12/01/2027	250,311
2,500,000	4.000		12/01/2027	2,600,620
4,000,000	5.000		12/01/2028	4,389,956
5,000,000	5.000		12/01/2029	5,499,798
5,000,000	5.000		12/01/2030	5,470,722

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 B (NR/BB)
750,000	5.000		12/01/2022	765,369
1,200,000	5.000		12/01/2023	1,252,059
1,250,000	5.000		12/01/2024	1,324,597
1,200,000	5.000		12/01/2025	1,290,573
1,000,000	5.000		12/01/2026	1,084,280
1,000,000	5.000		12/01/2027	1,091,661
1,000,000	5.000		12/01/2028	1,097,489
1,000,000	5.000		12/01/2029	1,100,077
1,000,000	5.000		12/01/2030	1,094,144
1,000,000	5.000		12/01/2031	1,091,177
1,000,000	5.000		12/01/2032	1,089,746
1,000,000	5.000		12/01/2033	1,087,917
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds Series 2018 C (NR/BB)
8,620,000	5.000		12/01/2025	9,270,617
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (AGM-CR NATL) (A2/AA)(g)
1,465,000	0.000		01/01/2030	1,151,100
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (NATL) (Baa2/BBB+)(g)
1,200,000	0.000		01/01/2028	1,002,156
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (Ba1/BBB+)(g)
750,000	0.000		01/01/2032	511,056
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (Ba1/WR/BBB+)
330,000	5.500		01/01/2037	353,149
3,020,000	5.500		01/01/2040	3,228,779
Chicago Illinois GO Bonds Project Refunding Series 2014 A (Ba1/BBB+)
1,500,000	5.250		01/01/2033	1,565,108
630,000	5.000		01/01/2034	654,465
11,590,000	5.000		01/01/2036	12,040,080
Chicago Illinois GO Bonds Series 2010 B (Ba1/BBB+)
1,130,000	7.517		01/01/2040	1,429,723
Chicago Illinois GO Bonds Series 2015 A (NR/BBB+)
1,320,000	5.500		01/01/2039	1,412,069
Chicago Illinois GO Bonds Series 2015 B (NR/BBB+)
13,893,000	7.375		01/01/2033	16,682,863
Chicago Illinois GO Bonds Series 2019 (NR/BBB+)
3,760,000	5.000		01/01/2028	4,098,377
4,890,000	5.000		01/01/2029	5,370,162
2,720,000	5.000		01/01/2031	2,970,340
Chicago Illinois GO Refunding Bonds Series 2012 B (Ba1/BBB+)
2,385,000	5.432		01/01/2042	2,473,007
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
2,575,000	5.000		01/01/2024	2,686,733
4,435,000	5.000		01/01/2025	4,709,892
5,600,000	5.000		01/01/2038	5,961,342
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A3/A-)
4,235,000	5.500		01/01/2029	4,335,192

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (NR/A)
$7,040,000	5.000%	01/01/2039	$7,913,695
8,355,000	5.000	01/01/2048	9,252,396
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (NR/A)
2,605,000	5.000	01/01/2023	2,663,337
4,760,000	5.000	01/01/2024	4,974,901
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (NR/A)
9,105,000	5.000	01/01/2037	9,881,797
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (NR/A)
8,045,000	5.250	01/01/2035	8,940,943
Chicago Illinois Sales Tax Refunding Series 2002 (ETM) (NR/NR)
1,105,000	5.000	01/01/2025	1,190,774
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (NR/A)
2,000,000	5.000	01/01/2035	2,140,314
2,000,000	5.000	01/01/2039	2,133,169
Chicago Illinois Wastewater Transmission RB Second Lien Series 2014 (Baa3/A)
4,425,000	5.000	01/01/2044	4,616,277
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (NR/AA)
475,000	5.250	01/01/2042	536,221
1,330,000	4.000	01/01/2052	1,359,932
Chicago Illinois Water RB Refunding for Second Lien Project Series 2017-2 (AGM) (NR/AA)
2,200,000	5.000	11/01/2033	2,493,175
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (NR/A/NR)
1,645,000	5.000	11/01/2026	1,840,465
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (Baa2/A)
15,475,000	5.000	11/01/2042	15,747,899
Chicago Park District GO LT Refunding Bonds Series 2021C (AA-/AA-)
4,400,000	4.000	01/01/2035	4,670,815
Chicago Transit Authority Capital Grant Receipts RB Refunding Series 2021 (NR/A)
2,100,000	5.000	06/01/2027	2,379,058
2,325,000	5.000	06/01/2028	2,678,900
1,550,000	5.000	06/01/2029	1,815,052
Chicago Transit Authority Capital Grant Receipts RB Refunding Series 2021 (NR/A+)
1,100,000	5.000	06/01/2027	1,246,173
2,415,000	5.000	06/01/2028	2,782,599
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopement Project Series 2021 B (NR/NR)
725,000	3.250	07/01/2029	680,903
City of Chicago Board of Education UT GO Refunding Bonds Series 2022B (NR/BB)
2,250,000	4.000	12/01/2037	2,252,593

Municipal Bonds – (continued)
Illinois – (continued)
City of Chicago GO Bonds Series 2021A (BBB+/BBB-)
1,060,000	5.000	01/01/2027	1,150,943
1,000,000	5.000	01/01/2028	1,089,994
City of Chicago GO Bonds Series 2021B (BBB+/BBB-)
5,579,000	4.000	01/01/2030	5,781,136
2,956,000	4.000	01/01/2038	2,941,804
5,330,000	4.000	01/01/2044	5,189,944
City of Chicago GO Refunding Bonds Series 2020 A (NR/BBB+)
2,745,000	5.000	01/01/2025	2,915,142
3,430,000	5.000	01/01/2027	3,724,280
10,115,000	5.000	01/01/2028	11,025,288
8,480,000	5.000	01/01/2029	9,312,673
9,315,000	5.000	01/01/2030	10,280,259
430,000	5.000	01/01/2031	472,258
City of Chicago GO Refunding Bonds Series B (Ba1/BBB+)
19,250,000	5.765	01/01/2028	20,113,237
City of Chicago IL GO Bonds Series 2019 (BBB+/NR)
3,500,000	5.500	01/01/2049	3,858,450
City of Chicago IL Waterworks Revenue RB Series 1999 (A/NR/Baa2/WR)
1,560,000	5.000	11/01/2028	1,740,330
1,780,000	5.000	11/01/2029	1,976,772
1,000,000	5.000	11/01/2030	1,106,891
City of Chicago Project And Refunding GO Bonds Series 2014A (BBB+/BBB-)
2,940,000	5.250	01/01/2030	3,068,634
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (A2/AA)
265,000	5.432	01/01/2042	283,089
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (A2/AA)
5,650,000	6.314	01/01/2044	6,566,613
City of Peoria GO Refunding Bonds Series 2019 (AGM) (A2/AA)
880,000	5.000	01/01/2029	1,009,585
1,470,000	5.000	01/01/2031	1,683,062
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (Aa2/NR)
155,000	4.000	01/01/2025	163,007
195,000	4.000	01/01/2026	208,305
115,000	4.000	01/01/2027	124,593
200,000	4.000	01/01/2028	219,170
200,000	4.000	01/01/2029	220,065
145,000	4.000	01/01/2030	159,173
Cook County High School District No. 209 Proviso Township GO Bonds Limited Tax School Series 2018 B (AGM) (NR/AA)
10,350,000	5.500	12/01/2036	12,273,679
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (Aa2/NR)
840,000	4.000	12/01/2023	866,899
County of Cook Sales Tax RB Refunding Series 2021 A (NR/AA-)
600,000	5.000	11/15/2029	705,113
2,055,000	5.000	11/15/2031	2,430,955
2,330,000	5.000	11/15/2032	2,741,569
1,025,000	5.000	11/15/2036	1,191,753

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
County of Cook Sales Tax RB Refunding Series 2021 A (NR/AA-) – (continued)
$1,445,000	5.000%	11/15/2037	$1,672,206
2,080,000	5.000	11/15/2038	2,405,000
5,155,000	4.000	11/15/2039	5,505,096
3,540,000	4.000	11/15/2041	3,769,217
County of Will Illinois GO Bonds Series 2019 (Aa1/AA+)
1,500,000	4.000	11/15/2047	1,625,844
DeKalb Kane & LaSalle Counties Etc. Community College District No. 523 Kishwaukee GO Refunding Bonds Series 2020 (NR/AA-)
500,000	2.163	02/01/2026	481,106
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (NR/BBB+)
605,000	5.000	12/01/2034	672,874
775,000	5.000	12/01/2039	856,009
1,000,000	5.000	12/01/2044	1,093,722
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (A1/AA)
2,325,000	4.000	12/01/2036	2,445,594
1,420,000	4.000	12/01/2037	1,493,653
4,230,000	4.000	12/01/2042	4,420,240
Illinois Finance Authority RB for Cook County School District No. 95 Brookfield Series 2018 (Aa2/NR)
500,000	4.000	12/01/2038	531,828
400,000	4.000	12/01/2040	424,386
1,085,000	4.000	12/01/2042	1,148,233
Illinois Finance Authority RB for DuPage County Community High School District No. 99 Downers Grove Series 2020 A (NR/AA+)
815,000	4.000	12/15/2031	903,965
1,300,000	4.000	12/15/2032	1,439,492
3,740,000	4.000	12/15/2033	4,121,844
1,700,000	4.000	12/15/2034	1,871,439
1,395,000	4.000	12/15/2035	1,535,298
2,750,000	3.000	12/15/2036	2,759,891
2,000,000	3.000	12/15/2037	2,010,680
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (Aa2/AA+)
19,555,000	4.000	07/15/2047	20,321,589
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(f)
5,600,000	6.125	04/01/2049	6,062,719
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2021 B (NR/NR)
2,500,000	3.250	05/15/2027	2,421,139
Illinois Finance Authority RB Refunding for Edward Elmhurst Healthcare Obligation Group Series 2018 A (NR/A)
4,000,000	4.250	01/01/2044	4,264,213
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
1,425,000	4.000	05/15/2027	1,472,453
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Baa3/NR)
750,000	5.000	09/01/2026	824,059
500,000	5.000	09/01/2027	556,804

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Baa3/NR) – (continued)
500,000	5.000	09/01/2028	563,314
1,600,000	5.000	09/01/2030	1,810,805
1,000,000	5.000	09/01/2031	1,127,040
1,000,000	5.000	09/01/2032	1,122,543
1,035,000	5.000	09/01/2033	1,157,266
1,150,000	5.000	09/01/2034	1,279,636
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa2/A-)
900,000	4.000	09/01/2041	955,385
3,875,000	5.000	09/01/2046	4,276,457
Illinois Finance Authority RB Refunding for Lawndale Educational & Regional Network Charter School Obligated Group Series 2021 (NR/BBB)
650,000	4.000	11/01/2041	671,632
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
375,000	5.000	05/15/2041	393,738
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (Aa2/AA-)
2,100,000	5.000	10/01/2041	2,379,818
Illinois Finance Authority RB Refunding for University of Chicago Series 2021 A (Aa2/AA-)
1,380,000	5.000	10/01/2037	1,706,082
4,400,000	5.000	10/01/2038	5,477,149
Illinois Finance Authority RB Series 2021 (NR/BB+)(f)
375,000	4.000	10/01/2042	368,491
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (NR/AA-)
5,275,000	5.000	01/01/2027	5,841,091
3,350,000	5.000	01/01/2028	3,766,114
3,515,000	5.000	01/01/2029	4,002,304
2,195,000	5.000	01/01/2030	2,530,704
11,130,000	5.000	01/01/2036	12,622,042
5,290,000	4.000	01/01/2038	5,517,559
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 A (BAM-TCRS) (NR/AA)
5,300,000	5.000	01/01/2038	5,889,407
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (NR/AA-)
10,685,000	5.000	01/01/2026	11,627,608
8,170,000	5.000	01/01/2027	9,046,770
15,355,000	5.000	01/01/2028	17,262,292
11,790,000	5.000	01/01/2029	13,424,513
Illinois Sport Facilities Authority Sport Facilities Refunding Bonds Series 2021 (NR/BB+)
1,500,000	5.000	06/15/2030	1,656,553
575,000	5.000	06/15/2031	633,441
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (NR/AA)
4,160,000	5.000	06/15/2027	4,367,462
Illinois State GO Bonds for Build America Bonds Series 2010-5 (Baa2/BBB)
1,780,000	7.350	07/01/2035	2,070,036

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Pension Funding Series 2003 (Baa1/BBB)
$22,535,000	5.100%		06/01/2033	$23,963,886
Illinois State GO Bonds Series 2013 (Baa2/BBB)
5,000,000	5.500		07/01/2024	5,252,623
4,000,000	5.500		07/01/2025	4,203,625
3,165,000	5.500		07/01/2027	3,326,119
5,500,000	5.250		07/01/2028	5,759,625
9,490,000	5.500		07/01/2038	9,936,954
Illinois State GO Bonds Series 2016 (BAM-TCRS) (NR/AA)
2,725,000	4.000		06/01/2041	2,832,305
Illinois State GO Bonds Series 2017 A (Baa2/BBB)
375,000	4.500		12/01/2041	388,839
Illinois State GO Bonds Series 2017 C (Baa2/BBB)
26,930,000	5.000		11/01/2029	29,646,461
Illinois State GO Bonds Series 2017 D (Baa2/BBB)
53,565,000	5.000		11/01/2024	57,021,523
27,000,000	5.000		11/01/2025	29,226,828
9,450,000	5.000		11/01/2026	10,336,726
24,005,000	5.000		11/01/2028	26,491,207
Illinois State GO Bonds Series 2018 A (Baa2/BBB)
16,380,000	5.000		05/01/2031	17,947,202
2,435,000	5.000		05/01/2042	2,622,645
1,760,000	5.000		05/01/2043	1,892,470
Illinois State GO Bonds Series 2019 A (Baa2/BBB)
8,000,000	5.000		11/01/2024	8,516,236
Illinois State GO Bonds Series 2019 C (Baa2/BBB)
9,175,000	4.000		11/01/2042	9,225,469
Illinois State GO Bonds Series 2020 (Baa2/BBB)
1,525,000	5.500		05/01/2039	1,723,755
4,100,000	5.750		05/01/2045	4,663,558
Illinois State GO Refunding Bonds Series 2016 (AGM) (A2/AA)
3,960,000	4.000		02/01/2030	4,145,978
1,185,000	4.000		02/01/2031	1,237,429
Illinois State GO Refunding Bonds Series 2018 B (Baa2/BBB)
2,340,000	5.000		10/01/2031	2,577,924
Illinois State Sales Tax RB Junior Obligation Series 2016 A (NR/BBB+)
1,605,000	5.000		06/15/2022	1,615,563
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (NR/BBB+)
2,875,000	5.000		06/15/2022	2,893,921
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 B (Aa3/AA-)
2,745,000	5.000		01/01/2025	2,959,601
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 C (Aa3/AA-)
14,015,000	5.000		01/01/2026	15,478,375
Kane County School District No. 131 Aurora East Side GO Refunding Bonds Series 2020 B (AGM) (A1/AA)
360,000	5.000		12/01/2025	393,894
410,000	5.000		12/01/2026	457,743
405,000	4.000		12/01/2028	442,063
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/BBB+)(g)
5,600,000	0.000		12/15/2032	3,739,487

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (Baa2/BBB+)(g)
2,690,000	0.000		12/15/2031	1,871,638
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (NATL) (NR/NR)(b)
460,000	5.700		06/15/2022	468,748
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (NR/BBB+)(b)
1,555,000	5.700		06/15/2022	1,584,574
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (NR/BBB+)(b)
5,390,000	5.000		06/15/2022	5,431,324
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/BBB+)
2,000,000	5.000		12/15/2028	2,202,846
300,000	5.000		12/15/2032	326,070
600,000	5.000		12/15/2033	651,051
500,000	5.000		12/15/2034	542,114
1,260,000	0.000	(c)	12/15/2037	852,092
3,500,000	0.000	(c)	12/15/2042	2,350,430
3,850,000	0.000	(c)	12/15/2047	2,552,183
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (NR/BBB+)
11,975,000	4.000		06/15/2050	11,866,117
3,760,000	5.000		06/15/2050	4,006,824
Regional Transportation Authority Illinois GO Refunding Bonds Series 2017 A (NR/AA)
4,430,000	5.000		07/01/2029	5,063,744
Sales Tax Securitization Corp. RB Refunding Series 2018 C (NR/AA-)
5,000,000	5.000		01/01/2043	5,556,513
South Sangamon Water Commission GO Refunding Bonds for Alternative Revenue Source Series 2020 (AGM) (Baa1/AA)
875,000	4.000		01/01/2032	944,141
450,000	4.000		01/01/2033	484,649
475,000	4.000		01/01/2034	510,809
420,000	4.000		01/01/2035	451,096
470,000	4.000		01/01/2037	503,583
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (NR/AA)(g)
6,055,000	0.000		12/01/2025	5,447,525
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (A2/AA)
4,000,000	3.500		03/01/2030	4,091,286
State of Illinois GO Bonds Series 2010-1 (Baa2/BBB)
1,100,000	6.630		02/01/2035	1,234,425
State of Illinois GO Bonds Series 2012 A (Baa2/BBB)
300,000	5.000		01/01/2034	300,952

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
State of Illinois GO Bonds Series 2014 (Baa2/BBB)
$570,000	5.000%	02/01/2024	$597,647
State of Illinois GO Bonds Series 2016 (Baa2/BBB)
2,820,000	4.000	06/01/2032	2,907,264
State of Illinois GO Bonds Series 2017 A (Baa2/BBB)
3,455,000	5.000	12/01/2027	3,810,124
875,000	4.250	12/01/2040	898,626
State of Illinois GO Bonds Series 2017 D (Baa2/BBB)
925,000	3.250	11/01/2026	942,745
State of Illinois GO Refunding Bonds Series 2016 (Baa2/BBB)
3,800,000	5.000	02/01/2028	4,151,379
State of Illinois GO Refunding Bonds Series 2018 A (Baa2/BBB)
500,000	5.000	10/01/2028	557,339
State of Illinois GO Unlimited Bonds Series 2017 A (Baa2/BBB)
1,500,000	4.000	12/01/2033	1,531,954
5,000,000	4.250	12/01/2037	5,140,826
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (Baa2/BBB)
5,100,000	5.000	10/01/2027	5,618,323
State of Illinois RB Refunding Series 2016 C (BAM-TCRS) (NR/AA)
5,580,000	4.000	06/15/2028	5,937,977
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)(f)
375,000	4.000	01/01/2031	366,854
335,000	5.000	01/01/2045	333,622
Village of Hillside Illinois Tax Increment RB Refunding Series 2018 (NR/NR)
450,000	5.000	01/01/2024	459,012
2,690,000	5.000	01/01/2030	2,797,903
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
1,500,000	4.250	01/01/2029	1,475,305
Village of Romeoville GO Refunding Bonds Series 2019 (Aa2/NR)
3,055,000	5.000	12/30/2027	3,511,502
3,235,000	5.000	12/30/2028	3,783,106
Village of Romeoville RB Refunding for Lewis University Series 2018 B (NR/BBB)
210,000	4.125	10/01/2041	214,020
420,000	4.125	10/01/2046	426,526
Will County Community High School District No. 210 Lincoln- Way GO Refunding Bonds Series 2020 (AGM) (Baa1/AA)
650,000	4.000	01/01/2034	688,073

			1,095,765,434

Indiana – 0.5%
City of Mishawaka RB for Sewerage Works Series 2018 (AGM) (NR/AA)
1,845,000	2.000	09/01/2038	1,556,932
City of Whiting Environmental Facilities RB Series 2015 (A-/NR) (PUTABLE)(a)(b)(d)
3,000,000	5.000	11/01/2022	3,054,106
City of Whiting Environmental Facilities Refunding RB Series 2019A (A-/NR) (PUTABLE)(a)(b)(d)
11,500,000	5.000	06/05/2026	12,597,814

Municipal Bonds – (continued)
Indiana – (continued)
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (NR/BBB)
540,000	5.000	09/15/2034	597,375
680,000	5.000	09/15/2039	747,031
445,000	4.000	09/15/2044	450,178
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (NR/A-)(a)(b)
2,300,000	2.100	11/01/2026	2,266,156
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (Ba1/NR)
185,000	4.000	07/01/2030	189,303
300,000	5.000	07/01/2040	316,408
Indiana Finance Authority RB for WVB East End Partners LLC Series 2013 A (NR/BBB+)(b)
6,000,000	5.250	07/01/2023	6,233,674
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2010 A (Baa3/NR)
2,930,000	3.000	11/01/2030	2,739,190
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (Ba1/NR)
2,110,000	3.000	11/01/2030	1,972,591
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (Ba1/NR)
2,350,000	3.000	11/01/2030	2,196,962
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR)
300,000	1.670	11/15/2022	297,983
300,000	1.720	11/15/2023	291,527
350,000	1.990	11/15/2024	333,433
360,000	2.450	11/15/2025	338,891
465,000	2.520	11/15/2026	435,546
610,000	2.920	11/15/2027	570,017
850,000	3.210	11/15/2028	792,993
880,000	3.260	11/15/2029	819,587
670,000	3.300	11/15/2030	624,072
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (Aa3/AA-)(b)(e)
(SIFMA Municipal Swap Index Yield + 0.55%)
3,690,000	1.020	11/01/2023	3,696,200
Indianapolis Local Public Improvement Bond Bank RB Refunding Series 2019 D (AMT) (A1/NR)
2,275,000	5.000	01/01/2029	2,585,895
Purdue University RB Series 2007 A (Aaa/AAA)
3,045,000	5.250	07/01/2029	3,580,606
Town of Upland RB Refunding for Taylor University, Inc. Series 2021 (NR/A-)
1,225,000	4.000	09/01/2031	1,310,381

			50,594,851

Iowa – 0.2%
City of Davenport GO Corporate Bonds Series 2019 IA (Aa3/AA)
1,060,000	4.000	06/01/2031	1,144,688
Iowa Finance Authority RB for Gevo NW Iowa RNG LLC Series 2021 (AMT) (Aa3/VMIG1/NR)(a)(b)
5,500,000	1.500	04/01/2024	5,467,498

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Iowa – (continued)
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (NR/NR)
$1,700,000	4.000%	05/15/2055	$1,490,787
2,300,000	5.000	05/15/2055	2,382,333
Iowa Tobacco Settlement Authority RB Refunding Series 2021 B-1 (NR/BBB)
7,400,000	4.000	06/01/2049	7,507,543
Iowa Tobacco Settlement Authority RB Refunding Series 2021 B-2 (NR/NR)(g)
9,000,000	0.000	06/01/2065	1,157,007

			19,149,856

Kansas – 0.1%
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
825,000	4.000	06/01/2036	825,592
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
1,300,000	4.000	05/15/2023	1,305,305
1,015,000	4.000	05/15/2024	1,021,721
1,060,000	5.000	05/15/2025	1,097,927
1,165,000	5.000	05/15/2027	1,210,699

			5,461,244

Kentucky – 1.4%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)(f)(h)
1,925,000	4.450	01/01/2042	1,940,029
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022B (NR/NR)(f)(h)
2,250,000	3.700	01/01/2032	2,261,510
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (AMT) (A1/A)
4,525,000	2.125	10/01/2034	3,933,044
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (AMT) (A1/A)
6,100,000	2.000	02/01/2032	5,385,414
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
180,000	4.000	03/01/2046	187,778
110,000	4.000	03/01/2049	114,429
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A2/AA)
1,200,000	4.000	06/01/2037	1,251,565
400,000	4.000	06/01/2045	415,356
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (A2/AA)
1,030,000	4.000	06/01/2037	1,074,260
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
855,000	5.000	08/01/2035	971,638
855,000	5.000	08/01/2036	970,811

Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky Public Energy Authority Gas Supply RB 2018 Series B (NR/NR)(a)(b)
25,000,000	4.000	01/01/2025	25,936,365
Kentucky Public Energy Authority Gas Supply RB 2020 Series A (NR/NR)(a)(b)
10,800,000	4.000	06/01/2026	11,369,134
Kentucky Public Energy Authority Gas Supply RB Series 2019 A-1 (A1/NR)(a)(b)
22,955,000	4.000	06/01/2025	23,789,316
Kentucky Sanitation District Rb Series 2021A (AA/NR)
2,000,000	5.000	08/01/2028	2,322,402
2,065,000	5.000	08/01/2029	2,436,391
Kentucky State Property & Building Commission RB Refunding Project No. 112 Series 2016 B (ST APPROP) (A1/A-)
8,145,000	5.000	11/01/2025	8,925,404
Kentucky State University COPS Series 2021 (BAM) (NR/AA)
400,000	4.000	11/01/2046	422,058
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (NR/A)
2,000,000	4.000	10/01/2034	2,128,025
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (NR/A)
1,500,000	4.000	10/01/2039	1,602,527
1,100,000	4.000	10/01/2040	1,173,558
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 C (NR/A)(a)(b)
8,500,000	5.000	10/01/2026	9,471,158
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (A1/A)
17,250,000	2.000	10/01/2033	15,062,945
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (Aa3/AA)
10,000,000	4.000	05/15/2038	10,784,323
University of Kentucky General Receipts Refunding Bonds Series 2015 A (ST INTERCEPT) (Aa2/AA+)
3,260,000	4.000	04/01/2026	3,435,024
University of Louisville RB Series 2020 A (AGM ST INTERCEPT) (A1/AA)
1,080,000	5.000	09/01/2025	1,183,890
1,135,000	5.000	09/01/2026	1,271,687
1,195,000	5.000	09/01/2027	1,364,973
1,255,000	5.000	09/01/2028	1,458,616

			142,643,630

Louisiana – 1.5%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (NR/BB)
815,000	4.000	12/01/2022	824,894
1,135,000	4.000	12/01/2023	1,159,755
1,150,000	4.000	12/01/2024	1,181,619
1,385,000	5.000	12/01/2025	1,481,686
1,455,000	5.000	12/01/2026	1,579,531
1,530,000	5.000	12/01/2027	1,680,915
1,605,000	5.000	12/01/2028	1,782,124
1,000,000	5.000	12/01/2029	1,121,034

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
City of New Orleans Sewerage Service RB Series 2020 B (AGM) (NR/AA)
$275,000	4.000%	06/01/2035	$297,757
310,000	4.000	06/01/2036	335,344
285,000	4.000	06/01/2037	308,017
310,000	4.000	06/01/2038	334,522
355,000	4.000	06/01/2039	382,499
310,000	4.000	06/01/2040	333,514
City of New Orleans Sewerage Service RB Series 2020 B (NR/A)
1,325,000	5.000	06/01/2045	1,521,005
Juban Trails Community Development District Special Assessment RB Series 202 (NR/NR)
1,135,000	4.250	06/01/2051	1,037,621
Lake Charles Harbor & Terminal District RB Series 2021 (AMT) (NR/NR) (PUTABLE)(a)(b)(d)
17,000,000	1.000	12/01/2024	16,450,439
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(f)
975,000	3.625	06/01/2024	978,724
2,540,000	3.750	06/01/2030	2,503,020
5,070,000	4.375	06/01/2048	4,957,608
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
600,000	2.375	06/01/2026	572,729
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (NR/BBB+)(f)
7,800,000	5.000	04/01/2035	8,206,283
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Ragin Cajun Facilities, Inc. Series 2017 (AGM) (NR/AA)
1,230,000	5.000	10/01/2026	1,377,225
2,750,000	5.000	10/01/2027	3,138,215
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (Baa2/BBB)
14,185,000	3.500	11/01/2032	14,371,480
Louisiana Local Government Environmental Facilities & Community Development Authority Subordinate Lien RB for East Baton Rouge Sewerage Commission Projects Series 2014 A (WR/A+)(b)
6,250,000	4.375	02/01/2024	6,535,273
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (NR/AA)
900,000	2.750	10/01/2023	910,920
670,000	5.000	10/01/2023	700,192
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (NR/AA)
3,530,000	3.000	06/01/2050	3,107,849
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (NR/A+)
1,295,000	4.000	06/01/2050	1,373,372

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A3/NR)
900,000	4.000	07/01/2044	934,954
900,000	4.000	07/01/2049	929,110
Louisiana Public Facilities Authority RB Refunding for Loyola University New Orleans Series 2021 (Baa1/BBB)
545,000	5.000	10/01/2032	622,101
690,000	5.000	10/01/2034	782,214
885,000	5.000	10/01/2035	1,001,387
1,435,000	4.000	10/01/2036	1,488,550
885,000	4.000	10/01/2037	916,010
1,530,000	4.000	10/01/2039	1,576,920
550,000	4.000	10/01/2041	565,057
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A3/A)
3,695,000	4.000	05/15/2042	3,891,836
3,000,000	5.000	05/15/2046	3,313,470
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)(f)
580,000	4.000	06/01/2031	573,401
1,235,000	4.000	06/01/2041	1,172,975
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)(f)
490,000	4.000	06/01/2031	484,426
785,000	4.000	06/01/2041	745,575
New Orleans Aviation Board GARB Series 2015 B (AMT) (A2/A-)
3,750,000	5.000	01/01/2034	3,977,146
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A2/A-)
1,000,000	5.000	01/01/2048	1,075,624
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-) (PUTABLE)(a)(b)(d)
11,300,000	2.000	04/01/2023	11,240,604
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-3 (Baa3/BBB-) (PUTABLE)(a)(b)(d)
21,235,000	2.200	07/01/2026	20,537,946
Parish of St. John The Baptist Revenue Refunding Bonds Series 2017 (NON-AMT) Sub-Series 2017A-2 (BBB-/BBB-) (PUTABLE)(a)(b)(d)
15,505,000	2.100	07/01/2024	15,273,797
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (A2/A)(b)
500,000	5.000	04/01/2023	515,265

			152,163,534

Maine – 0.4%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/BBB+)
505,000	3.000	01/01/2025	512,152
800,000	3.000	01/01/2026	811,212
800,000	3.000	01/01/2027	810,593
300,000	5.000	01/01/2028	336,076
225,000	5.000	01/01/2029	254,713
270,000	5.000	01/01/2030	310,280
370,000	5.000	01/01/2031	422,182

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maine – (continued)
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/BBB+) – (continued)
$810,000	5.000%	01/01/2032	$921,939
890,000	5.000	01/01/2033	1,011,329
620,000	5.000	01/01/2034	703,596
Finance Authority of Maine RB Refunding for Supplemental Education Loan Series 2019 A-1 (AMT) (AGM) (A2/AA)
400,000	5.000	12/01/2022	409,050
500,000	5.000	12/01/2023	522,868
500,000	5.000	12/01/2024	532,519
450,000	5.000	12/01/2025	486,609
1,530,000	5.000	12/01/2026	1,672,782
1,500,000	5.000	12/01/2027	1,657,797
1,000,000	5.000	12/01/2028	1,105,043
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A1/A+)
4,655,000	4.000	07/01/2045	4,917,084
2,355,000	4.000	07/01/2050	2,477,803
Maine Health & Higher Educational Facilities Authority RB Refunding for Northern Light Health Obligated Group Series 2021 A (AGM ST INTRCPT ST RES BD GTY) (A1/AA)
500,000	2.500	07/01/2029	504,916
400,000	5.000	07/01/2030	476,515
275,000	5.000	07/01/2031	332,274
1,000,000	4.000	07/01/2035	1,105,977
Maine State Housing Authority RB Refunding Series 1 (Aa3/A+)
3,445,000	5.000	06/15/2036	4,065,102
3,345,000	5.000	06/15/2037	3,937,437
Maine Turnpike Authority RB Refunding Series 2015 (Aa3/AA-)
1,575,000	5.000	07/01/2026	1,719,619
State of Maine GO Bonds Series 2018 D (Aa2/AA)
9,765,000	5.000	06/01/2024	10,409,615

			42,427,082

Maryland – 1.1%
Baltimore County GO Bonds 2019 (AAA/AAA)
3,275,000	5.000	03/01/2033	3,842,164
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000	09/01/2027	439,674
650,000	4.500	09/01/2033	674,934
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (Aa1/AA+)
1,725,000	4.000	08/01/2027	1,890,243
City of Baltimore Tax Allocation Refunding for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(f)
100,000	2.650	06/01/2022	99,956
150,000	2.700	06/01/2023	149,539
100,000	2.750	06/01/2024	99,438
140,000	3.000	06/01/2024	139,215
125,000	2.800	06/01/2025	123,989
135,000	2.850	06/01/2026	133,586
175,000	2.950	06/01/2027	172,602
190,000	3.050	06/01/2028	185,604
200,000	3.150	06/01/2029	194,976

Municipal Bonds – (continued)
Maryland – (continued)
City of Baltimore Tax Allocation Refunding for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(f) – (continued)
300,000	3.375	06/01/2029	292,524
200,000	3.200	06/01/2030	193,555
200,000	3.250	06/01/2031	192,754
250,000	3.300	06/01/2032	238,724
270,000	3.350	06/01/2033	256,894
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
685,000	3.000	07/01/2024	688,013
945,000	4.000	07/01/2029	981,176
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
440,000	4.000	01/01/2038	474,568
525,000	4.000	01/01/2039	565,467
1,125,000	4.000	01/01/2040	1,210,596
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
615,000	4.000	01/01/2032	668,417
530,000	4.000	01/01/2033	574,905
600,000	4.000	01/01/2034	649,704
1,065,000	4.000	01/01/2035	1,151,881
1,170,000	4.000	01/01/2036	1,264,156
1,310,000	4.000	01/01/2037	1,414,261
1,240,000	4.000	01/01/2038	1,337,418
2,430,000	4.000	01/01/2039	2,617,307
1,530,000	4.000	01/01/2040	1,646,410
County of Montgomery Public Improvement GO Bonds Series 2013 A (Aaa/AAA)(b)
13,475,000	4.000	11/01/2023	13,945,300
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (AGC) (NR/AA)
510,000	5.700	07/01/2029	511,846
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
1,410,000	3.750	07/01/2039	1,354,418
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
285,000	4.000	07/01/2040	289,648
Hagerstown Stadium Authority Multi-Use Sports and Events Facility Lease RB Series 2022A (Aa2/NR)
1,990,000	5.000	06/01/2040	2,352,126
2,085,000	5.000	06/01/2041	2,460,549
2,190,000	5.000	06/01/2042	2,581,098
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (Baa3/NR)
1,000,000	5.000	06/01/2044	1,104,286
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
5,610,000	3.997	04/01/2034	5,353,353
Maryland Economic Development Corp. RB Refunding for Potomac Electric Power Co. Project Series 2019 (Baa1/A-)
6,620,000	1.700	09/01/2022	6,630,199

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – (continued)
Maryland Health & Higher Educational Facilities Authority RB for Adventist Healthcare Obligated Group Series 2016 A (Baa3/NR)
$17,490,000	5.500%	01/01/2046	$19,316,626
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (Baa1/NR)
800,000	3.250	07/01/2039	783,862
350,000	4.000	07/01/2040	370,735
750,000	4.000	07/01/2045	784,476
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB)
305,000	4.000	10/01/2026	321,170
425,000	4.000	10/01/2027	450,512
440,000	4.000	10/01/2028	467,382
355,000	4.000	10/01/2029	377,551
475,000	4.000	10/01/2030	504,634
795,000	3.000	10/01/2034	743,913
475,000	4.000	10/01/2040	493,847
Montgomery County GO Bonds Series A (AAA/AAA)
8,750,000	5.000	08/01/2030	10,597,671
State of Maryland Department of Transportation RB Series 2015 (Aa1/AAA)
15,780,000	4.000	02/01/2030	16,109,059

			112,468,911

Massachusetts – 1.0%
Harvard University Issue Massachusetts Development Finance Agency RB Series 2016A (Aaa/AAA)
8,275,000	5.000	07/15/2030	9,249,716
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (Aaa/AAA)
5,000,000	5.000	07/15/2036	6,180,393
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (NR/NR)(f)
885,000	4.000	11/15/2023	903,582
1,200,000	5.000	11/15/2028	1,331,929
Massachusetts Development Finance Agency RB for Wellesley College Series 2012 J (Aa1/AA+)(b)
7,000,000	5.000	07/01/2022	7,067,104
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (NR/A-)
225,000	4.000	12/01/2042	238,175
245,000	5.000	12/01/2042	268,242
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/BB+)(f)
115,000	5.000	07/15/2022	116,014
125,000	5.000	07/15/2024	131,137
125,000	5.000	07/15/2025	133,485
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (NR/AA)
350,000	5.000	10/01/2026	390,781
495,000	5.000	10/01/2027	562,960
500,000	5.000	10/01/2028	576,742
425,000	5.000	10/01/2029	497,647

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (NR/AA) – (continued)
325,000	5.000	10/01/2030	385,814
450,000	5.000	10/01/2031	532,902
400,000	5.000	10/01/2032	472,880
500,000	5.000	10/01/2033	590,171
450,000	5.000	10/01/2034	530,503
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB+)
825,000	5.000	07/01/2038	930,169
1,850,000	5.000	07/01/2039	2,083,206
Massachusetts Port Authority RB Series 2019-C (AMT) (AA-/AA)
8,905,000	5.000	07/01/2034	10,067,990
Massachusetts School Building Authority RB Series 2018 B (Aa3/AA)
10,735,000	4.000	02/15/2039	11,094,645
Massachusetts School Building Authority RB Taxable Refunding Series 2019 B (Aa3/AA)
2,195,000	2.078	10/15/2023	2,190,671
Massachusetts School Building Authority Senior Dedicated Sales Tax Refunding Bonds 2015 Series C (Aa2/AA+)
3,080,000	5.000	08/15/2037	3,351,629
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL) (Aa1/AA)(e)
(3M USD LIBOR + 0.57%)
1,970,000	0.782	05/01/2037	1,904,907
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR FGIC) (Aa1/AA+)(e)
(3M USD LIBOR + 0.57%)
1,735,000	0.782	05/01/2037	1,677,676
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (Aa1/AA)
4,030,000	4.000	05/01/2039	4,320,401
Massachusetts State GO Bonds Series 2017 F (Aa1/AA)
8,665,000	5.000	11/01/2043	9,735,913
Massachusetts Transportation Trust Fund Metropolitan Highway System Senior RB Refunding Series 2019 A (A2/A+)
8,500,000	5.000	01/01/2026	9,368,170
10,000,000	5.000	01/01/2027	11,239,479
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Refunding Series 2019 A (Aa2/AA)(a)(b)
5,525,000	5.000	01/01/2023	5,656,176

			103,781,209

Michigan – 2.4%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(a)
50,843,183	4.000	04/01/2044	44,265,443
City of Detroit GO Bonds Series 2020 (Ba3/BB-)
235,000	5.000	04/01/2022	235,000
245,000	5.000	04/01/2023	250,918
265,000	5.000	04/01/2024	276,304
275,000	5.000	04/01/2025	291,452

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
City of Detroit GO Bonds Series 2020 (Ba3/BB-) – (continued)
$290,000	5.000%	04/01/2026	$312,430
615,000	5.000	04/01/2027	669,763
645,000	5.000	04/01/2028	709,225
455,000	5.000	04/01/2029	503,922
710,000	5.000	04/01/2030	790,324
City of Detroit GO Bonds Series 2021 A (Ba3/BB-)
1,365,000	5.000	04/01/2030	1,517,406
1,100,000	5.000	04/01/2032	1,219,878
1,540,000	5.000	04/01/2034	1,693,588
2,280,000	5.000	04/01/2036	2,492,944
1,900,000	5.000	04/01/2038	2,071,734
1,750,000	5.000	04/01/2039	1,905,147
City of Detroit GO Bonds Series 2021 B (Ba3/BB-)
745,000	1.817	04/01/2022	745,000
365,000	2.017	04/01/2023	361,578
400,000	2.189	04/01/2024	388,172
500,000	2.511	04/01/2025	477,168
675,000	2.711	04/01/2026	636,273
City of Grand Rapids RB Refunding for Sanitary Sewerage System Series 2020 (Aa2/AA)
1,000,000	5.000	01/01/2045	1,159,950
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
1,075,000	5.000	07/01/2026	1,137,310
1,130,000	5.000	07/01/2027	1,195,244
1,000,000	5.000	07/01/2028	1,057,513
1,000,000	5.000	07/01/2029	1,057,288
3,435,000	5.000	07/01/2033	3,628,694
3,330,000	5.000	07/01/2036	3,514,781
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)(a)
2,556,114	4.000	04/01/2044	2,225,422
Ecorse Public School District GO Refunding Bonds Series 2019 (Q-SBLF) (Aa1/NR)
6,200,000	2.192	05/01/2026	6,034,328
15,160,000	2.302	05/01/2027	14,782,255
Great Lakes Water Authority Sewage Disposal System RB Refunding for Second Lien Series 2016 C (A2/A+)
3,000,000	5.000	07/01/2035	3,322,258
Great Lakes Water Authority Water Supply System Refunding Senior Lien RB Series 2016C (A1/AA-)
8,300,000	5.250	07/01/2033	9,324,928
17,775,000	5.250	07/01/2034	19,962,280
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
475,000	4.000	11/15/2031	493,449
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR/BBB-)
645,000	4.000	02/01/2042	647,997
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
1,850,000	5.000	11/15/2048	2,094,478
3,700,000	4.000	11/15/2050	3,838,994
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (A1/NR)
3,750,000	4.000	02/15/2047	3,970,596
17,000,000	4.000	02/15/2050	17,962,688

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Hospital Revenue Refunding Bonds for Henry Ford Health System Series 2016 (A2/A)
1,500,000	5.000	11/15/2032	1,659,399
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (NR/BB+)
1,000,000	3.875	10/01/2023	1,012,948
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (A1/AA-)
1,000,000	5.000	07/01/2034	1,057,963
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL) (A2/A+)
650,000	5.000	07/01/2036	685,777
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (A1/AA)
325,000	5.000	07/01/2032	344,424
250,000	5.000	07/01/2033	264,772
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A2/A+)
1,945,000	5.000	07/01/2033	2,101,966
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (A1/AA)
400,000	5.000	07/01/2035	423,185
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A1/AA-)
1,000,000	5.000	07/01/2029	1,088,209
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (NR/BB)
1,240,000	3.500	09/01/2030	1,158,912
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (NR/A-)
450,000	4.000	09/01/2045	468,373
475,000	4.000	09/01/2050	491,855
Michigan Finance Authority RB Senior Lien Series 2014 C-1 (NR/NR)(b)
1,000,000	5.000	07/01/2022	1,009,710
Michigan Finance Authority RB Senior Lien Series 2014 C-2 (AMT) (NR/NR)(b)
5,015,000	5.000	07/01/2022	5,062,457
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB-)
1,945,000	5.000	06/01/2049	2,105,508
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(g)
92,350,000	0.000	06/01/2065	11,164,616
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (A2/AA)
15,000,000	4.250	12/31/2038	15,832,458

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Strategic Fund RB Refunding for DTE Electric Co. Series 1995 (Aa3/A)
$7,500,000	1.450%	09/01/2030	$6,563,146
Michigan Strategic Fund RB Refunding for DTE Electric Co. Series 2008 (Aa3/A)
7,175,000	1.350	08/01/2029	6,416,818
Michigan Strategic Fund Variable Rate Limited Obligation Green RB Series 2021 (Ba2/BB) (PUTABLE)(a)(b)(d)
4,700,000	4.000	10/01/2026	4,916,255
Okemos Public Schools GO Bonds Series 2019 (Q-SBLF) (Aa1/NR)
2,125,000	5.000	05/01/2024	2,257,093
Universal Academy RB Refunding Series 2021 (NR/BBB-)
425,000	2.000	12/01/2026	396,937
450,000	4.000	12/01/2031	458,661
Van Buren Public Schools Michigan GO Unlimited Refunding Bonds Series 2019 (Q-SBLF) (NR/AA)
2,485,000	4.000	11/01/2026	2,679,566
2,585,000	4.000	11/01/2027	2,819,425
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (NR/AA)
3,705,000	5.000	05/01/2027	4,141,432
Warren Consolidated Schools GO Bonds Series 2016 (Q-SBLF) (AA/NR)
1,145,000	5.000	05/01/2025	1,236,230
1,215,000	5.000	05/01/2026	1,340,063
Washtenaw County Ypsilanti Community Schools GO Refunding Bonds Series 2020 (Q-SBLF) (NR/AA)
580,000	2.019	05/01/2025	559,705
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 B (Q-SBLF) (NR/AA)
2,160,000	5.000	05/01/2022	2,166,604
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A1/A-)
400,000	5.000	12/01/2033	442,196
1,065,000	5.000	12/01/2034	1,176,349
650,000	5.000	12/01/2035	717,464
800,000	5.000	12/01/2036	882,386
880,000	5.000	12/01/2037	970,372
Wayne County Airport Authority RB Series 2021A (NON-AMT) (NR/A)
2,200,000	5.000	12/01/2037	2,564,147
1,605,000	5.000	12/01/2039	1,864,273
875,000	5.000	12/01/2041	1,013,128

			250,738,904

Minnesota – 0.5%
City of Independence RB for Global Academy, Inc. Series 2021 A (NR/BB)
1,315,000	4.000	07/01/2031	1,313,928
City of Minneapolis GO Green Bonds Series 2019 (NR/AAA)
2,390,000	2.000	12/01/2029	2,316,409
2,940,000	2.000	12/01/2030	2,827,266
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (A2/NR)
3,300,000	5.000	05/01/2048	3,737,077
1,325,000	4.000	05/01/2049	1,398,112

Municipal Bonds – (continued)
Minnesota – (continued)
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (NR/BBB-)
440,000	3.000	12/01/2030	430,946
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
2,160,000	4.250	02/15/2048	2,305,996
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BBB-)
325,000	5.000	06/15/2027	359,027
460,000	5.000	06/15/2028	513,199
400,000	5.000	06/15/2029	450,625
425,000	5.000	06/15/2030	483,601
450,000	5.000	06/15/2031	516,985
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
370,000	3.000	07/01/2024	371,027
400,000	3.000	07/01/2025	399,376
360,000	3.000	07/01/2026	357,437
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (Ba2/NR)
630,000	3.000	03/01/2023	629,541
650,000	3.250	03/01/2024	650,824
Duluth Independent School District No. 709 COPS Refunding Series 2019 B (SD CRED PROG) (Aa2/NR)
380,000	5.000	02/01/2023	390,329
400,000	5.000	02/01/2024	421,244
375,000	5.000	02/01/2025	404,269
1,105,000	5.000	02/01/2027	1,240,256
350,000	5.000	02/01/2028	398,584
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (NR/BB+)
500,000	5.000	05/01/2047	519,481
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
165,000	4.000	12/01/2026	173,838
165,000	4.000	12/01/2027	174,970
205,000	4.000	12/01/2028	218,315
125,000	4.000	12/01/2029	133,629
250,000	4.000	12/01/2030	265,849
170,000	4.000	12/01/2031	180,177
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (Aa1/AAA)
1,680,000	3.000	10/01/2029	1,743,405
State of Minnesota GO Various Purpose Bonds Series 2021A (AAA/AAA)
18,945,000	4.000	09/01/2035	21,350,431
University of Minnesota GO Bonds Series 2013 A (Aa1/AA)
3,185,000	4.000	02/01/2029	3,243,482

			49,919,635

Mississippi – 0.3%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (NON-AMT) (Baa2/BBB) (PUTABLE)(a)(b)(d)
9,125,000	2.650	04/01/2027	9,035,742

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Mississippi – (continued)
Mississippi Business Finance Corp. RB for Chevron USA, Inc. Series 2009 B (Aa2/VMIG1/AA-/A-1+)(a)
$11,100,000	0.150%	12/01/2030	$11,100,000
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (Baa3/BBB+)
2,230,000	2.500	04/01/2022	2,230,000
Mississippi Development Bank Special Obligation Bonds Series 2021 (BB/NR)(f)
400,000	5.000	10/01/2022	405,254
415,000	5.000	10/01/2023	427,136
440,000	5.000	10/01/2024	462,537
660,000	5.000	10/01/2025	705,366
750,000	5.000	10/01/2026	813,988
800,000	5.000	10/01/2027	879,491
850,000	5.000	10/01/2028	944,835
875,000	5.000	10/01/2029	982,571
1,225,000	5.000	10/01/2030	1,388,148
Mississippi State GO Bonds Series 2015 F (Aa2/AA)(b)
1,000,000	4.000	11/01/2025	1,070,161
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2018 (BBB/NR) (PUTABLE)(a)(b)(d)
2,700,000	2.900	09/01/2023	2,734,351

			33,179,580

Missouri – 1.1%
Branson IDA Tax Increment RB Refunding for Branson Shoppes Redevelopment Project Series 2017 A (NR/NR)
350,000	4.000	11/01/2022	351,039
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BBB-)
1,200,000	4.000	03/01/2041	1,239,418
City of Poplar Bluff COPS Series 2021 (NR/BBB+)
875,000	2.500	10/01/2041	718,737
1,060,000	2.625	10/01/2046	844,765
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(f)
900,000	4.500	12/01/2029	928,368
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 A (AMT) (A2/A-)
4,200,000	5.000	03/01/2030	4,748,889
4,410,000	5.000	03/01/2031	4,960,534
4,630,000	5.000	03/01/2032	5,197,533
4,865,000	5.000	03/01/2033	5,440,103
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 C (A2/A-)
2,000,000	5.000	03/01/2033	2,268,355
3,200,000	5.000	03/01/2034	3,625,329
Metropolitan St Louis Sewer District RB Refunding Series 2021 A (NR/AAA)
1,550,000	5.000	05/01/2030	1,866,023
1,650,000	5.000	05/01/2031	2,017,223
1,760,000	5.000	05/01/2032	2,149,699
Metropolitan St. Louis Sewer District RB Refunding Series 2017 A (Aa1/AAA)
19,880,000	5.000	05/01/2047	22,155,063

Municipal Bonds – (continued)
Missouri – (continued)
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (NR/A-)
830,000	5.000	09/01/2038	938,310
Missouri Health & Educational Facilities Authority RB Refunding for Bethesda Health Group, Inc. Obligated Group Series 2021 (NR/NR)
370,000	4.000	08/01/2036	392,462
475,000	4.000	08/01/2041	497,207
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
320,000	5.000	09/01/2025	339,596
860,000	5.000	09/01/2027	936,473
1,355,000	5.000	09/01/2028	1,489,878
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (A1/NR)
420,000	4.000	02/15/2037	440,238
675,000	4.000	02/15/2038	706,594
500,000	4.000	02/15/2039	522,720
1,850,000	4.000	02/15/2044	1,919,824
8,795,000	4.000	02/15/2049	9,074,875
Missouri Health & Educational Facilities Authority RB Refunding for Southeast Missouri State University Series 2019 (NR/A)
1,900,000	4.000	10/01/2035	2,017,515
Missouri Southern State University Auxiliary Enterprise System RB Refunding Series 2021 (NR/NR)
875,000	3.000	10/01/2026	844,237
875,000	4.000	10/01/2031	847,418
Missouri Southern State University Auxiliary System RB Series 2019 A (AGM) (NR/AA)
275,000	5.000	10/01/2030	317,707
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
210,000	5.000	10/01/2026	233,046
210,000	5.000	10/01/2029	243,562
150,000	5.000	10/01/2032	172,650
240,000	4.000	10/01/2034	254,754
125,000	4.000	10/01/2035	132,559
150,000	4.000	10/01/2036	158,925
170,000	4.000	10/01/2037	179,906
145,000	4.000	10/01/2038	153,231
110,000	4.000	10/01/2039	116,080
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for Union Electric Co. Project Series 1992 (A2/A)
4,270,000	1.600	12/01/2022	4,270,353
Plaza at Noah’s Ark Community Improvement District RB Refunding Series 2021 (NR/NR)
225,000	3.000	05/01/2022	225,028
350,000	3.000	05/01/2024	348,531
250,000	3.000	05/01/2026	246,595
Springfield Public Utility RB Refunding Series 2015 (NR/AA+)
15,750,000	3.250	08/01/2027	16,257,010
St Louis Land Clearance for Redevelopment Authority RB City of St Louis Series 2018 A (NR/A)
1,100,000	5.000	04/01/2048	1,204,882

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Missouri – (continued)
St Louis Municipal Finance Corp. RB for City of St Louis Series 2020 (AGM) (A2/AA)
$1,000,000	5.000%	10/01/2040	$1,158,954
5,300,000	5.000	10/01/2045	6,069,605

			111,221,803

Montana – 0.0%
City of Billings RB for Sewer System Series 2017 (Aa3/NR)
575,000	5.000	07/01/2029	654,807

Nebraska – 0.2%
Central Plans Energy Project Gas Supply Revenue Refunding Bonds Series 2019 (NR/AA-)(a)(b)
12,675,000	4.000	08/01/2025	13,288,248
Nebraska Educational Health Cultural & Social Services Finance Authority RB Refunding for Immanuel Retirement Communities Obligated Group Series 2019 A (NR/NR)
415,000	4.000	01/01/2033	442,464
1,000,000	4.000	01/01/2034	1,066,912
1,000,000	4.000	01/01/2035	1,067,025
1,250,000	4.000	01/01/2036	1,335,009
1,185,000	4.000	01/01/2037	1,263,873
1,500,000	4.000	01/01/2038	1,600,287
2,000,000	4.000	01/01/2039	2,134,326

			22,198,144

Nevada – 1.5%
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
225,000	3.000	06/01/2022	225,107
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
395,000	3.250	06/01/2022	395,306
200,000	3.500	06/01/2025	202,323
185,000	3.500	06/01/2026	186,924
200,000	3.500	06/01/2027	201,396
150,000	3.500	06/01/2028	150,408
170,000	3.500	06/01/2029	169,264
175,000	3.250	06/01/2030	169,973
310,000	3.250	06/01/2031	299,237
410,000	3.500	06/01/2032	402,746
470,000	3.500	06/01/2033	459,579
995,000	3.500	06/01/2034	967,738
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
415,000	2.750	06/01/2033	370,675
730,000	2.750	06/01/2036	629,194
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
240,000	4.250	06/01/2034	247,860
285,000	4.500	06/01/2039	295,615
240,000	4.625	06/01/2043	248,521
380,000	4.625	06/01/2049	390,647
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (Ba2/NR)(f)
500,000	2.500	06/15/2024	496,393
1,505,000	2.750	06/15/2028	1,462,559

Municipal Bonds – (continued)
Nevada – (continued)
Clark County Airport System Subordinate Lien Refunding RB Series 2019D (NON-AMT) (Aa3/A)
10,925,000	5.000	07/01/2026	12,159,334
Clark County LT GO Stadium Improvement Bonds Series 2018A (AA+/NR)
15,000,000	5.000	05/01/2048	16,886,425
Clark County School District Building GO Bonds Series 2018 A (A1/A+)
7,335,000	5.000	06/15/2033	8,380,400
Clark County School District Building GO Bonds Series 2019 B (AGM) (A1/AA)
8,540,000	5.000	06/15/2030	10,053,126
Clark County School District GO Bonds Series 2018 A (A1/A+)
5,000,000	5.000	06/15/2030	5,740,266
11,180,000	5.000	06/15/2031	12,806,273
Clark County School District GO Bonds Series 2020 A (AGM) (A1/AA)
880,000	5.000	06/15/2027	1,001,317
880,000	5.000	06/15/2028	1,016,256
880,000	5.000	06/15/2029	1,032,987
770,000	5.000	06/15/2030	917,328
705,000	5.000	06/15/2031	837,479
795,000	5.000	06/15/2032	942,903
725,000	5.000	06/15/2033	858,425
835,000	5.000	06/15/2034	987,458
880,000	5.000	06/15/2035	1,039,553
835,000	4.000	06/15/2036	901,610
900,000	4.000	06/15/2037	970,942
855,000	4.000	06/15/2038	920,975
950,000	4.000	06/15/2039	1,021,743
700,000	4.000	06/15/2040	751,735
County of Clark RB Refunding for Motor Vehicle Fuel Tax Series 2020 C (Aa3/AA-)
18,215,000	5.000	07/01/2029	21,462,851
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,285,000	4.000	09/01/2025	1,325,002
Las Vegas Convention & Visitors Authority RB Refunding Series 2016 C (Aa3/A)
1,250,000	5.000	07/01/2026	1,384,274
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/A)
715,000	5.000	07/01/2026	791,805
Las Vegas Convention & Visitors Authority RB Refunding Series 2018 C (Aa3/A)
605,000	5.000	07/01/2035	686,779
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/A)
2,685,000	5.000	07/01/2043	3,021,010
23,350,000	4.000	07/01/2049	24,438,804
Las Vegas Convention & Visitors Authority RB Series 2019 B (Aa3/A)
1,050,000	5.000	07/01/2027	1,181,873
Las Vegas Water District GO LT Water Refunding Bonds Series 2022C (Aa1/AA)
6,080,000	5.000	06/01/2028	7,054,650

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nevada – (continued)
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (Aa1/AA+)
$5,000,000	5.000%	11/01/2026	$5,441,891
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
1,700,000	5.000	07/01/2040	1,817,420

			155,804,359

New Hampshire – 0.7%
National Finance Authority Hospital RB Series 2021B (AGM) (AA/NR)
3,500,000	3.000	08/15/2046	3,207,423
National Finance Authority Pollution Control Refunding RB for New York State Electric & Gas Corp. Project Series 2022A (AMT) (NR/A-)(h)
8,235,000	4.000	12/01/2028	8,592,005
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
5,450,000	4.000	01/01/2041	5,530,250
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (Baa1/A-) (PUTABLE)(a)(b)(d)
2,695,000	2.800	10/02/2023	2,714,984
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (NR/A)
8,965,000	5.000	08/01/2032	10,388,003
3,880,000	5.000	08/01/2033	4,492,729
4,075,000	5.000	08/01/2034	4,714,257
4,290,000	5.000	08/01/2035	4,956,570
4,505,000	5.000	08/01/2036	5,203,991
4,735,000	5.000	08/01/2037	5,466,724
4,980,000	5.000	08/01/2038	5,740,169
5,235,000	5.000	08/01/2039	6,024,272
5,505,000	5.000	08/01/2040	6,324,797

			73,356,174

New Jersey – 4.6%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (Baa1/AA)
300,000	5.000	03/01/2024	315,829
250,000	5.000	03/01/2026	275,288
Atlantic County Improvement Authority RB for Stockton University Series 2021 A (AGM) (A2/AA)
3,925,000	4.000	07/01/2047	4,142,190
Borough of Stone Harbor GO Bonds Series 2018 (NR/AA+)
1,345,000	4.000	11/01/2026	1,432,649
City of Hoboken GO Bonds for Open Space Bonds and General Improvement Bonds and Parking Utility Bonds Series 2022 (NR/AA+)
1,455,000	3.000	02/15/2049	1,283,782
1,455,000	3.000	02/15/2050	1,278,233
County of Cape May GO Bonds Series 2019 (Aa1/NR)
1,975,000	4.000	10/01/2025	2,107,909

Municipal Bonds – (continued)
New Jersey – (continued)
Essex County Improvement Authority RB for Friends of TEAM Academy Charter School Obligated Group Series 2021 (NR/BBB)
470,000	4.000	06/15/2038	487,439
Essex County Improvement Authority RB for New Jersey Institute of Technology Series 2021 A (BAM) (A1/AA)
1,175,000	4.000	08/01/2046	1,234,478
1,450,000	4.000	08/01/2051	1,514,302
Hawthorne School District GO Bonds Series 2019 (BAM SCH BD RES FD) (NR/AA)
1,100,000	3.000	09/01/2034	1,105,701
1,350,000	3.000	09/01/2035	1,356,168
1,350,000	3.000	09/01/2036	1,355,391
1,350,000	3.000	09/01/2037	1,353,768
1,350,000	3.000	09/01/2038	1,352,548
1,100,000	3.000	09/01/2039	1,101,093
New Jersey Economic Development Authority RB Series 2005 (AMBAC) (BBB/Baa1)
2,680,000	5.500	09/01/2024	2,883,676
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (NR/B)
500,000	5.000	07/01/2032	524,454
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (Baa1/BBB)
4,000,000	5.500	06/15/2033	4,509,507
New Jersey Economic Development Authority RB for School Facilities Construction Series 2018 EEE (Baa1/BBB)
5,805,000	5.000	06/15/2028	6,522,381
10,295,000	5.000	06/15/2029	11,600,759
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (A2/AA)
1,300,000	5.000	06/01/2042	1,454,862
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (Baa1/BBB)
9,340,000	5.000	06/15/2029	10,524,632
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc. Project Series 2017 (NR/A)
785,000	3.000	06/01/2032	795,342
1,545,000	5.000	06/01/2032	1,748,792
New Jersey Economic Development Authority RB Series 1997 A (NATL) (Baa1/BBB)
22,075,000	7.425	02/15/2029	25,941,313
New Jersey Economic Development Authority RB Series 2021 QQQ (Baa1/BBB)
1,250,000	4.000	06/15/2046	1,269,917
1,315,000	4.000	06/15/2050	1,335,032
New Jersey Economic Development Authority Special Facility Revenue and Refunding Bonds Series 2017 (Baa2/NR)
10,000,000	5.000	10/01/2047	10,728,007
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (Baa1/BBB)
5,380,000	5.000	06/15/2037	5,901,020

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Educational Facilities Authority RB Series 2020 (BBB+/NR)
$2,200,000	5.000%	07/01/2037	$2,484,503
New Jersey Educational Facilities Authority RB for Princeton University Series 2014 A (Aaa/AAA)
8,220,000	5.000	07/01/2026	8,767,140
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (Ba2/BB+)
1,600,000	4.000	07/01/2042	1,439,170
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (NR/BBB+)
1,090,000	5.000	07/01/2034	1,237,789
1,130,000	5.000	07/01/2035	1,280,969
1,095,000	5.000	07/01/2036	1,239,304
1,980,000	5.000	07/01/2038	2,234,223
1,610,000	5.000	07/01/2045	1,789,277
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (Aaa/AAA)
2,675,000	5.000	07/01/2033	3,050,483
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A2/A)
1,250,000	3.000	07/01/2040	1,174,800
New Jersey Health Care Facilities Financing Authority RB for RWJ Barnabas Health Obligated Group Series 2021 A (Aa3/AA-)
1,525,000	5.000	07/01/2028	1,765,360
875,000	5.000	07/01/2029	1,029,742
2,175,000	5.000	07/01/2030	2,594,632
New Jersey Health Care Facilities Financing Authority RB Refunding for St. Joseph’s Healthcare System Obligated Group Series 2016 (Baa3/BBB-)
1,325,000	5.000	07/01/2041	1,453,781
New Jersey Healthcare Facilities Financing Authority Revenue & Refunding Bonds Series 2019B-1 (AA-/NR)(a)(b)
10,910,000	5.000	07/01/2024	11,591,634
New Jersey Housing & Mortgage Finance Agency Multi-Family RB 2021 Series B (NON-AMT) (HUD SECT 8) (AA-/NR)
1,040,000	0.500	11/01/2023	1,014,775
1,320,000	0.650	05/01/2024	1,279,012
2,555,000	0.750	11/01/2024	2,459,569
1,910,000	0.900	11/01/2025	1,815,686
New Jersey State Turnpike Authority RB Series 2014 A (A2/A+)
8,095,000	5.000	01/01/2027	8,611,761
New Jersey State Turnpike Authority RB Series 2015 E (A2/A+)
8,945,000	5.000	01/01/2032	9,589,814
7,385,000	5.000	01/01/2045	7,850,453
New Jersey Transportation Trust Fund Authority RB Series 2018 (BBB/Baa1)
3,345,000	5.000	12/15/2033	3,729,066
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (Baa1/BBB)(g)
24,175,000	0.000	12/15/2035	14,844,997

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)(g)
10,025,000	0.000	12/15/2026	8,725,373
3,530,000	0.000	12/15/2029	2,748,681
1,325,000	0.000	12/15/2031	952,250
5,000,000	0.000	12/15/2036	2,905,794
1,495,000	0.000	12/15/2037	831,599
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (Baa1/BBB)
755,000	5.000	06/15/2046	805,747
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (AGM-CR) (A2/AA)
20,730,000	5.250	12/15/2022	21,260,278
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (Baa1/BBB)(g)
7,530,000	0.000	12/15/2027	6,341,069
18,565,000	0.000	12/15/2031	13,470,114
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (Baa1/BBB)
1,705,000	5.250	12/15/2022	1,745,963
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (Baa1/BBB)(g)
25,925,000	0.000	12/15/2036	15,066,544
42,640,000	0.000	12/15/2037	23,718,645
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (Baa1/BBB)(g)
10,000,000	0.000	12/15/2038	5,321,804
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (Baa1/BBB)
1,390,000	4.000	12/15/2039	1,438,038
1,620,000	5.000	12/15/2039	1,803,538
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (Baa1/A+)
2,330,000	5.000	06/15/2030	2,577,015
1,825,000	5.000	06/15/2031	2,016,029
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (Baa1/BBB)
2,905,000	4.000	12/15/2031	3,087,224
2,000,000	5.000	12/15/2032	2,234,472
7,775,000	5.000	12/15/2034	8,648,122
2,770,000	5.000	12/15/2035	3,072,658
3,455,000	5.000	12/15/2036	3,828,111
2,410,000	4.250	12/15/2038	2,528,192
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (Baa1/BBB)
120,000	3.000	06/15/2050	100,815
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2014 BB-1 (Baa1/BBB)
7,000,000	5.000	06/15/2029	7,887,840
6,155,000	5.000	06/15/2030	6,902,016
2,215,000	5.000	06/15/2031	2,479,128

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2014 BB-1 (Baa1/BBB) – (continued)
$3,000,000	5.000%	06/15/2032	$3,353,548
5,000,000	5.000	06/15/2033	5,576,851
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (Baa1/BBB)
3,060,000	5.000	06/15/2034	3,405,583
10,000,000	5.000	06/15/2037	11,076,915
3,000,000	5.250	06/15/2043	3,340,789
10,000,000	4.500	06/15/2049	10,466,906
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (Baa1/BBB)
16,590,000	4.000	06/15/2044	16,922,872
New Jersey Transportation Trust Fund Authority Transportation RB Refunding Series 2018 A (Baa1/BBB)
2,000,000	5.000	12/15/2028	2,259,210
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (Baa1/BBB)(g)
8,320,000	0.000	12/15/2032	5,739,719
New Jersey Transportation Trust Fund Authority Transportation System RB Series 2006 A (AGM-CR) (A2/AA)
3,200,000	5.500	12/15/2022	3,287,380
New Jersey Turnpike Authority Turnpike RB Series 2021 A (A1/AA-)
3,500,000	4.000	01/01/2042	3,761,126
South Jersey Port Corp. RB Refunding for Marine Terminal Series 2012 R (AMT) (Baa1/BB+)
1,670,000	4.000	01/01/2023	1,700,397
730,000	4.000	01/01/2024	741,125
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (Baa1/NR)
1,000,000	5.000	01/01/2037	1,080,810
South Jersey Transportation Authority RB Refunding Series 2019 A (AGM) (A2/AA)
1,000,000	5.000	11/01/2029	1,178,339
1,500,000	5.000	11/01/2030	1,758,362
1,000,000	5.000	11/01/2031	1,167,551
1,000,000	5.000	11/01/2032	1,163,468
725,000	5.000	11/01/2033	840,729
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (A3/BBB+)
3,215,000	4.000	06/01/2032	3,519,227
State of New Jersey Covid-19 GO Emergency Bonds 2020 Series A (A2/A-)
10,000,000	4.000	06/01/2030	10,876,404
The Camden County Improvement Authority RB Refunding for Rowan University Foundation, Inc. Series 2020 A (BAM) (A2/AA)
5,025,000	5.000	07/01/2029	5,830,119
5,310,000	5.000	07/01/2031	6,230,095
Tobacco Settlement Financing Corp. RB Refunding Series 2018 A (NR/BBB+)
2,200,000	5.000	06/01/2046	2,394,004
2,250,000	5.250	06/01/2046	2,486,005
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BB+)
2,000,000	5.000	06/01/2046	2,159,063

Municipal Bonds – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BBB+)
710,000	3.200	06/01/2027	711,031
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(f)
6,455,000	6.750	12/01/2041	6,118,764
Union County Utilities Authority RB Refunding for Covanta Union LLC Series 2011 A (AMT) (CNTY GTD) (NR/AA+)
4,730,000	5.250	12/01/2031	4,745,162

			478,153,015

New Mexico – 0.1%
City of Farmington Pollution Control Refunding RB 2005 Series A (NON-AMT) (A-/BBB+)
8,400,000	1.800	04/01/2029	7,600,633
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
175,000	5.000	09/01/2027	196,097
200,000	5.000	09/01/2029	230,396
450,000	5.000	09/01/2030	524,701
300,000	5.000	09/01/2031	348,906
350,000	5.000	09/01/2032	406,379
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Recepits Tax Increment Bonds Series 2022 (NR/NR)(f)
1,075,000	3.750	05/01/2028	1,039,746
1,035,000	4.000	05/01/2033	976,392

			11,323,250

New York – 9.2%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (NR/NR)
4,065,000	1.625	11/01/2025	3,903,555
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
100,000	4.000	06/15/2026	105,030
100,000	4.000	06/15/2027	105,717
100,000	4.000	06/15/2028	106,113
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(f)
1,425,000	5.000	12/01/2041	1,500,789
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
300,000	4.000	06/15/2031	307,369
425,000	4.000	06/15/2041	423,287
Build NYC Resource Corp. RB for Shefa School Series 2021 B (NR/NR)(f)
2,465,000	4.000	06/15/2027	2,341,780
City of New Rochelle RB for Iona College Project Series 2015 A (Baa2/BBB)
325,000	5.000	07/01/2025	350,700
335,000	5.000	07/01/2026	359,665
425,000	5.000	07/01/2027	456,187
City of Poughkeepsie GO Bonds Series 2021 (NR/NR)
775,000	2.500	04/29/2022	775,284

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Dormitory Authority of the State of New York Personal Income Tax RB Series 2017A (NR/AA+)
$9,115,000	5.000%	02/15/2031	$10,238,256
Dormitory Authority of the State of New York Personal Income Tax RB Series 2021E Bidding Group 5 Bonds (NR/AA+)
13,725,000	4.000	03/15/2040	14,694,100
22,875,000	4.000	03/15/2042	24,298,974
Dormitory Authority of the State of New York Sales Tax RB Series 2015B (Aa2/AA+)
2,635,000	5.000	03/15/2031	2,880,108
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BB+)(f)
900,000	5.000	07/01/2040	987,773
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(f)(g)
29,200,000	0.000	06/01/2060	1,702,459
Essex County IDA Environmental Improvement Revenue Refunding Bonds Series 2019A (AMT) (BBB/NR) (PUTABLE)(a)(b)(d)
500,000	2.100	10/01/2024	496,053
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 A (Aaa/NR)(e)(f)
(1M USD LIBOR + 0.50%)
6,954,025	0.602	01/25/2033	6,966,631
Hudson Yards Infrastructure Corp. RB Refunding Series 2017 A (Aa2/AA-)
3,000,000	5.000	02/15/2042	3,331,738
Huntington Local Development Corp. RB for Gurwin Independent Housing Obligated Group Series 2021 C (NR/NR)
1,725,000	3.000	07/01/2025	1,666,356
Long Island Power Authority Electic System General RB Series 2019B (A/A)(a)(b)
12,825,000	1.650	09/01/2024	12,710,863
Long Island Power Authority RB Refunding Series 2014 C (A2/A)(b)(e)
(1M USD LIBOR + 0.75%)
9,000,000	1.069	10/01/2023	8,997,385
Metropolitan Tranportation Authority Transportation Revenue Green Bonds Subseries 2021A-1 (A3/BBB+)
2,500,000	4.000	11/15/2047	2,553,608
Metropolitan Transportation Authority RB Anticipation Notes Series 2019 B-1 (MIG2/SP-2)
54,680,000	5.000	05/15/2022	54,907,174
Metropolitan Transportation Authority RB Green Bond Series 2015 A-2 (A3/NR)(a)(b)
2,500,000	5.000	05/15/2030	2,866,136
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/BBB+)
625,000	5.000	11/15/2027	681,901
850,000	5.000	11/15/2028	925,382
Metropolitan Transportation Authority RB Green Bond Series 2019 C (AGM-CR) (A2/AA)
10,015,000	5.000	11/15/2041	11,275,373
Metropolitan Transportation Authority RB Green Bond Series 2020 A-1 (AGM) (A2/AA)
4,380,000	4.000	11/15/2042	4,550,490

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
10,175,000	4.750	11/15/2045	10,964,643
3,250,000	5.000	11/15/2050	3,538,638
4,100,000	5.250	11/15/2055	4,531,085
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
3,000,000	5.000	11/15/2028	3,397,264
3,450,000	5.000	11/15/2029	3,938,309
1,675,000	5.000	11/15/2030	1,925,484
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 A-2 (A3/BBB+)
1,340,000	5.000	11/15/2027	1,494,156
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (A3/BBB+)
2,465,000	4.000	11/15/2032	2,566,680
Metropolitan Transportation Authority RB Refunding Series 2002 D-1 (A3/WR/BBB+)
4,545,000	5.000	11/01/2025	4,627,904
Metropolitan Transportation Authority RB Refunding Series 2015 D-1 (A3/BBB+)
8,675,000	5.000	11/15/2033	9,316,740
Metropolitan Transportation Authority RB Refunding Series 2016 B (A3/BBB+)
520,000	5.000	11/15/2027	571,999
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
735,000	5.000	11/15/2029	805,198
755,000	5.250	11/15/2031	836,024
Metropolitan Transportation Authority RB Refunding Series 2017 D (A3/BBB+)
1,075,000	5.000	11/15/2027	1,204,851
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A3/NR/BBB+)(b)(e)
(1M USD LIBOR + 0.55%)
7,465,000	0.855	11/01/2022	7,447,672
Metropolitan Transportation Authority RB Refunding Subseries 2015 C-1 (A3/BBB+)
4,250,000	5.250	11/15/2028	4,641,882
Metropolitan Transportation Authority RB Series 2011 B (A3/WR/BBB+)(b)(e)
(1M USD LIBOR + 0.55%)
7,510,000	0.855	11/01/2022	7,492,572
Metropolitan Transportation Authority RB Series 2013 B (A3/BBB+)
2,530,000	5.000	11/15/2022	2,582,608
Metropolitan Transportation Authority RB Series 2016 C-1 (A3/BBB+)
580,000	5.000	11/15/2028	636,448
Metropolitan Transportation Authority RB Series 2019 D-1 (MIG2/SP-2)
10,600,000	5.000	09/01/2022	10,746,388
Metropolitan Transportation Authority RB Subseries 2015 A-1 (A3/BBB+)
475,000	5.000	11/15/2025	512,755

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/BBB+)
$5,675,000	4.000%	11/15/2045	$5,796,745
Nassau County Interim Finance Authority RB Refunding Series 2021 A (NR/AAA)
1,890,000	5.000	11/15/2032	2,318,059
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(g)
82,790,000	0.000	06/01/2060	4,993,719
New York City GO Bonds Fiscal 2012 Series I (Aa2/AA)(b)
3,000,000	5.000	08/01/2022	3,038,581
New York City GO Bonds Series 2018 E-1 (Aa2/AA)
9,725,000	5.000	03/01/2044	10,827,050
New York City GO Bonds Subseries 2014 I-2 (Aa2/VMIG1/AA/A-1)(a)
13,540,000	0.100	03/01/2040	13,540,000
New York City Housing Development Corp Multi-Family RB 2018 Series L-1 & 2018 Series L-2 (AA+/NR)(a)(b)
3,500,000	2.750	12/29/2023	3,520,561
New York City IDA Pilot Revenue Refunding Bonds Series 2020A (AGM) (AA/BBB+)
1,000,000	5.000	03/01/2030	1,155,957
New York City Industrial Development Agency RB for Churchill School & Center for Learning Disabilities, Inc. Series 1999 (AGC) (NR/AA)
1,245,000	2.250	10/01/2029	1,173,516
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A2/AA)
1,050,000	5.000	01/01/2029	1,201,128
2,870,000	5.000	01/01/2030	3,321,922
880,000	4.000	01/01/2032	953,062
3,540,000	3.000	01/01/2039	3,276,489
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A2/AA)
2,290,000	3.000	03/01/2036	2,169,337
2,555,000	3.000	03/01/2040	2,341,099
1,875,000	4.000	03/01/2045	1,995,260
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
2,125,000	4.000	03/01/2045	2,224,433
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2014 Series CC (Aa1/AA+)
3,730,000	5.000	06/15/2047	3,940,602
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2021 Series BB (Aa1/AA+)
5,750,000	4.000	06/15/2042	6,127,220
New York City Transitional Finance Authority Future Tax Secured RB Series 2020 C Subseries 2020 C-1 (Aa1/AAA)
3,525,000	4.000	05/01/2045	3,666,098
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2015 B-1 (Aa1/AAA)
5,655,000	5.000	08/01/2039	6,021,764

Municipal Bonds – (continued)
New York – (continued)
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-2 (Aa1/AAA)
15,685,000	2.570	11/01/2023	15,718,788
17,020,000	2.640	11/01/2024	16,916,129
11,900,000	2.740	11/01/2025	11,785,196
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-4 (Aa1/VMIG1/AAA/A-1)(a)
60,965,000	0.100	11/01/2044	60,965,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2020 Subseries A-3 (Aa1/AAA)
10,000,000	4.000	05/01/2044	10,368,703
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2018 Sub-Series A-3 (AAA/AAA)
9,670,000	5.000	08/01/2040	10,776,409
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2020 Sub-Series A-2 (AAA/AAA)
2,000,000	5.000	05/01/2036	2,303,149
New York City Water & Sewer System RB for Second General Resolution Series 2018 BB (Aa1/AA+)
5,250,000	5.000	06/15/2046	5,894,127
New York Convention Center Development Corp. RB Refunding Series 2015 (A2/NR)
3,755,000	5.000	11/15/2030	4,107,368
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(g)
143,440,000	0.000	06/01/2060	8,215,167
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (NR/BBB-)
4,840,000	3.500	02/15/2048	4,817,473
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(f)
12,380,000	5.000	11/15/2044	12,959,468
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (A2/NR)
855,000	2.625	09/15/2069	821,674
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa2/NR)
1,070,000	2.800	09/15/2069	1,022,097
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (Aa2/AA+)
1,435,000	5.000	02/15/2027	1,604,374
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (Aa2/AA+)
6,235,000	5.000	02/15/2027	6,970,920
New York State Dormitory Authority Northwell Health Obigated Group RB Series 2019B-2 (A-/A-)(a)(b)
5,770,000	5.000	05/01/2024	6,045,884
New York State Dormitory Authority Personal Income Tax RB Series 2021E (AA+/AA+)
9,000,000	4.000	03/15/2038	9,661,846

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (Aa2/AA+)
$5,275,000	5.000%	03/15/2026	$5,864,004
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 A (Baa1/NR)
1,400,000	5.000	07/01/2033	1,579,705
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (Baa1/NR)
100,000	3.560	07/01/2026	99,472
100,000	3.670	07/01/2027	99,860
40,000	3.760	07/01/2028	40,040
200,000	3.820	07/01/2029	199,133
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
1,070,000	5.000	07/01/2027	1,175,070
1,130,000	5.000	07/01/2028	1,253,222
1,185,000	5.000	07/01/2029	1,327,433
745,000	5.000	07/01/2030	839,432
100,000	4.000	07/01/2031	104,089
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (Ba2/BB+)
540,000	5.000	07/01/2032	567,086
465,000	5.000	07/01/2034	485,310
1,005,000	5.000	07/01/2035	1,049,179
440,000	5.000	07/01/2036	458,969
545,000	4.000	07/01/2040	506,974
590,000	5.000	07/01/2041	611,858
2,315,000	4.000	07/01/2045	2,123,705
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
530,000	4.000	09/01/2036	537,079
500,000	4.000	09/01/2037	506,364
575,000	4.000	09/01/2038	581,458
615,000	4.000	09/01/2039	620,995
750,000	4.000	09/01/2040	755,204
New York State Dormitory Authority RB Refunding for Northwell Health Obligated Group Series 2019 A (A3/A-)
1,080,000	5.000	05/01/2022	1,083,169
New York State Dormitory Authority RB Refunding for St. John’s University Series 2021 A (A3/A-)
5,300,000	4.000	07/01/2048	5,556,858
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Revenue Series 2021 A (NR/AA+)
4,400,000	4.000	03/15/2041	4,666,299
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2020 A (Aa2/NR)
4,350,000	3.000	03/15/2038	4,157,377
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2021 (NR/AA+)
8,175,000	4.000	03/15/2042	8,639,808
5,010,000	5.000	03/15/2049	5,759,559
New York State Dormitory Authority RB Refunding Series 2018 C (ETM) (NR/NR)
5,000	5.000	03/15/2024	5,296

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Series 2020 B (Aa2/NR)
1,100,000	3.000	04/01/2042	1,059,491
1,550,000	3.000	04/01/2048	1,357,496
New York State Dormitory Authority State Personal Income Tax RB Federally Taxable Build America Bonds Series 2010 D (Aa2/AA+)
425,000	4.900	03/15/2023	437,089
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (Baa1/A-)(a)
5,350,000	0.420	07/01/2034	5,350,000
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B/NR) (PUTABLE)(a)(b)(d)(f)
1,440,000	2.875	12/03/2029	1,400,724
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B2/B)(a)(b)
750,000	2.750	09/02/2025	749,505
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (NR/NR)(a)(b)
3,050,000	1.100	05/01/2027	2,839,418
New York State Thruway Authority Personal Income Tax RB Series 2021a-1 Bidding Group 5 (NR/AA+)
11,580,000	4.000	03/15/2045	12,234,383
New York State Urban Development Corp State Personal Income Tax RB Series 2020C (NR/AA+)
2,500,000	5.000	03/15/2038	2,873,908
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (Aa2/AA+)
5,000,000	5.000	03/15/2031	5,281,842
New York State Urban Development Corp. RB for State of New York Personal Income Tax Revenue Series 2020 A (Aa2/NR)
7,000,000	3.000	03/15/2050	6,256,340
New York State Urban Development Corp. Taxable Refunding RB Series 2017 B (Aa2/AA+)
16,750,000	2.860	03/15/2024	16,799,975
New York State Urban Development Corp. Taxable Refunding RB Series 2017 D-1 (Aa2/AA+)
11,875,000	2.980	03/15/2025	11,895,582
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
9,545,000	5.000	01/01/2023	9,754,637
2,000,000	5.000	01/01/2027	2,178,249
1,170,000	5.000	01/01/2029	1,284,323
725,000	5.000	01/01/2031	793,332
8,150,000	5.000	01/01/2033	8,886,877
5,000,000	5.000	01/01/2034	5,446,606
14,460,000	4.000	01/01/2036	14,767,431
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (Baa3/NR)
2,450,000	4.000	10/01/2030	2,538,122
7,045,000	5.000	10/01/2035	7,881,072
2,250,000	5.000	10/01/2040	2,480,806
11,100,000	4.375	10/01/2045	11,360,039

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (NR/NR)
$1,225,000	2.500%	10/31/2031	$1,148,650
575,000	4.000	10/31/2034	608,464
4,285,000	4.000	10/31/2041	4,462,905
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM-CR) (A2/AA)
1,500,000	4.000	07/01/2046	1,536,407
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (Baa1/NR)
500,000	5.000	12/01/2027	544,440
500,000	5.000	12/01/2028	550,132
500,000	5.000	12/01/2029	554,782
600,000	5.000	12/01/2036	667,817
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/NR)
1,150,000	5.000	12/01/2027	1,267,198
970,000	5.000	12/01/2028	1,078,278
1,105,000	5.000	12/01/2029	1,240,338
885,000	5.000	12/01/2030	1,004,279
1,060,000	5.000	12/01/2031	1,197,704
1,235,000	5.000	12/01/2032	1,394,948
1,370,000	5.000	12/01/2033	1,540,738
1,920,000	5.000	12/01/2034	2,149,000
1,680,000	5.000	12/01/2035	1,879,854
2,745,000	5.000	12/01/2036	3,059,608
2,480,000	5.000	12/01/2037	2,763,206
4,565,000	5.000	12/01/2038	5,074,767
1,650,000	4.000	12/01/2040	1,711,507
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (Baa3/NR)
2,285,000	5.000	07/01/2046	2,394,783
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (Baa3/NR)
5,670,000	5.000	07/01/2041	5,930,650
29,910,000	5.250	01/01/2050	31,289,147
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (NR/B-)
2,390,000	5.000	08/01/2026	2,410,703
2,250,000	5.000	08/01/2031	2,269,490
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (NR/B-)
7,020,000	5.250	08/01/2031	7,640,805
5,675,000	5.375	08/01/2036	6,421,887
New York Transportation Development Corp. Special Facility RB Series 2021 (NR/NR)
3,760,000	3.000	08/01/2031	3,617,148
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
420,000	4.000	12/01/2032	454,518

Municipal Bonds – (continued)
New York – (continued)
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA) – (continued)
505,000	4.000	12/01/2033	545,749
420,000	4.000	12/01/2034	453,377
420,000	4.000	12/01/2035	452,960
525,000	4.000	12/01/2036	565,646
425,000	4.000	12/01/2037	457,744
420,000	4.000	12/01/2038	451,702
1,260,000	3.000	12/01/2039	1,223,618
840,000	3.000	12/01/2040	812,284
1,680,000	4.000	12/01/2049	1,779,454
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
345,000	4.000	07/01/2039	346,592
4,225,000	3.000	07/01/2044	3,386,606
Onondaga County Trust for Cultural Resources RB Refunding for Syracuse University Series 2019 (Aa3/AA-)
2,900,000	5.000	12/01/2040	3,346,260
Port Authority of New York & New Jersey Consolidated Bonds 227th Series (A+/A+)
4,560,000	3.000	10/01/2027	4,654,506
Port Authority of New York & New Jersey Consolidated RB Refunding Series 186 (AMT) (Aa3/A+)
10,000,000	5.000	10/15/2044	10,519,181
Port Authority of New York & New Jersey Consolidated RB Refunding Series 197 (AMT) (Aa3/A+)
2,910,000	5.000	11/15/2034	3,231,288
19,315,000	5.000	11/15/2041	21,217,357
Port Authority of New York & New Jersey Consolidated RB Refunding Series 223 (AMT) (Aa3/A+)
6,335,000	4.000	07/15/2046	6,501,595
Port Authority of New York & New Jersey Consolidated RB Series 214 (AMT) (Aa3/A+)
2,500,000	5.000	09/01/2033	2,846,583
2,000,000	5.000	09/01/2034	2,267,645
Port Authority of New York & New Jersey Consolidated RB Series 221 (AMT) (Aa3/A+)
2,000,000	4.000	07/15/2045	2,050,077
1,500,000	4.000	07/15/2050	1,530,440
Port Authority of New York & New Jersey RB Refunding Series 205th (Aa3/A+)
5,775,000	5.250	05/15/2042	6,663,116
1,245,000	5.000	11/15/2042	1,413,148
Port Authority of New York & New Jersey RB Series Two Hundred and Fourteen (AMT) (Aa3/A+)
5,275,000	4.000	09/01/2043	5,454,881
Port Authorty of New York Consolidated Bonds 227th Series (Aa3/A+)
10,000,000	3.000	10/01/2028	10,171,587
State of New York GO Refunding Bonds Series 2021 B (Aa2/AA+)
10,000,000	1.250	03/15/2027	9,263,962
21,335,000	1.450	03/15/2028	19,609,754
State of New York GO Taxable Refunding Bonds Series 2019B (AA+/AA+)
9,680,000	2.260	02/15/2026	9,493,492

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Suffolk Tobacco Asset Securitization Corp. RB Series 2021 B-1 (NR/BBB-)
$3,800,000	4.000%	06/01/2050	$3,851,047
Troy City Capital Resource Corp. RB Refunding Rensselaer Polytechnic Institute Project Series 2020 A (A3/BBB+)
600,000	5.000	09/01/2038	696,628
820,000	5.000	09/01/2039	950,611
805,000	4.000	09/01/2040	848,679
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (Baa2/BBB-)
1,000,000	5.000	11/01/2023	1,045,426
1,000,000	5.000	11/01/2024	1,069,161
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
200,000	4.000	10/15/2029	202,702
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
300,000	4.000	10/15/2030	304,086

			960,506,261

North Carolina – 1.0%
Charlotte-Mecklenburg Hospital Authority RB for Atrium Health Obligated Group Series 2021 C (Aa3/AA-)(a)(b)
9,700,000	5.000	12/01/2028	11,256,652
Charlotte-Mecklenburg Hospital Authority RB for Atrium Health Obligated Group Series 2021 D (Aa3/AA-)(a)(b)
7,250,000	5.000	12/01/2031	8,731,014
City of Charlotte Douglas International Airport RB Series 2021A (NON-AMT) (Aa3/NR)
3,075,000	5.000	07/01/2025	3,347,250
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019A (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(d)
375,000	2.000	10/01/2024	371,221
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019B (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(d)
400,000	2.000	10/01/2024	395,969
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (AMT) (Baa2/BBB) (PUTABLE)(a)(b)(d)
1,750,000	2.100	10/01/2024	1,736,185
County of Mecklenburg GO Bonds for Public Improvement Series 2018 (Aaa/AAA)
5,250,000	5.000	03/01/2029	6,094,028
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (Aa1/NR)(b)
38,115,000	5.000	04/01/2022	38,115,000
North Carolina Department of Transportation RB for I-77 Mobility Partners LLC Series 2015 (AMT) (NR/NR)
1,310,000	5.000	12/31/2037	1,382,697
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
680,000	4.000	09/01/2041	704,276
325,000	4.000	09/01/2046	333,459

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
155,000	3.000	03/01/2023	155,039
190,000	4.000	03/01/2024	192,893
235,000	4.000	03/01/2025	239,063
220,000	5.000	03/01/2026	231,867
270,000	5.000	03/01/2027	286,111
255,000	5.000	03/01/2028	271,605
250,000	4.000	03/01/2029	252,098
260,000	4.000	03/01/2030	260,167
270,000	4.000	03/01/2031	268,392
725,000	4.000	03/01/2036	700,911
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
500,000	5.000	10/01/2040	524,678
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (A2/AA-)
5,995,000	3.000	07/01/2045	5,382,262
North Carolina Medical Care Commission RB Refunding for EveryAge Obligated Group Series 2021 A (NR/NR)
910,000	4.000	09/01/2041	932,228
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
590,000	3.000	07/01/2026	586,031
1,785,000	3.000	07/01/2027	1,756,827
1,040,000	4.000	07/01/2030	1,062,269
1,080,000	5.000	07/01/2031	1,160,989
1,110,000	5.000	07/01/2032	1,190,960
1,375,000	5.000	07/01/2033	1,473,034
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)(b)
495,000	4.000	09/01/2022	500,544
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (NR/AA)
3,000,000	3.000	01/01/2042	2,738,362
1,650,000	5.000	01/01/2049	1,897,992
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (NR/BBB)
4,500,000	5.000	01/01/2043	5,060,012
5,000,000	5.000	01/01/2044	5,609,409

			105,201,494

North Dakota – 0.0%
City of Horace GO Refunding Bonds Series 2021 (Baa2/NR)
1,100,000	3.000	05/01/2041	1,005,300
2,750,000	3.000	05/01/2046	2,389,433

			3,394,733

Ohio – 1.9%
American Municipal Power, Inc. RB for Hydroelectric Projects Series 2010 C (A1/A)
2,290,000	6.973	02/15/2024	2,459,008
American Municipal Power, Inc. RB Refunding for Combined Hydroelectric Project Series 2020 A (A1/A)
1,585,000	5.000	02/15/2028	1,815,395
1,235,000	5.000	02/15/2029	1,437,000

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
American Municipal Power, Inc. RB Refunding for Prairie State Energy Campus Project Series 2019 B (A1/A)
$6,090,000	5.000%	02/15/2025	$6,595,927
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/A-)
440,000	5.000	06/01/2034	496,555
690,000	4.000	06/01/2037	720,739
920,000	4.000	06/01/2038	959,007
895,000	4.000	06/01/2039	931,328
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/BBB+)
5,070,000	3.000	06/01/2048	4,088,789
3,835,000	4.000	06/01/2048	3,848,074
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
39,750,000	5.000	06/01/2055	41,367,718
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(g)
35,885,000	0.000	06/01/2057	5,337,614
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
400,000	5.000	11/01/2022	404,426
420,000	5.000	11/01/2023	432,230
City of Cleveland RB Refunding for Airport System Series 2019 A (A2/A-)
12,500,000	2.592	01/01/2026	12,185,029
City of Cleveland RB Refunding for Airport System Series 2019 B (AMT) (A2/A-)
1,235,000	5.000	01/01/2023	1,264,877
1,365,000	5.000	01/01/2024	1,432,369
County of Cuyahoga Hospital RB Series 2017 (Baa3/BBB-)
1,750,000	5.000	02/15/2052	1,878,732
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR)
400,000	4.000	09/01/2040	401,089
625,000	4.000	09/01/2045	616,900
850,000	5.000	09/01/2049	909,383
County Of Franklin Healthcare Facilities Refunding Rb Series 2022 (NR/BBB) (NR/NR)(h)
4,225,000	4.000	07/01/2040	4,213,943
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
2,480,000	5.250	11/15/2040	2,631,486
County of Franklin RB Series OH 2019A (Aa3/AA-)
5,275,000	4.000	12/01/2044	5,476,261
County of Miami Ohio Hospital Facilities Improvement RB Kettering Health Network Series 2019 (A2/A+)
5,625,000	5.000	08/01/2049	6,311,785
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (Baa3/BBB-)
10,000,000	8.223	02/15/2040	13,595,826

Municipal Bonds – (continued)
Ohio – (continued)
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa3/BBB-)
2,865,000	5.500	02/15/2057	3,180,276
Cuyahoga Metropolitan Housing Authority RB for Social Bonds Series 2021 (HUD SECT 8) (NR/A+)
3,400,000	2.000	12/01/2031	3,118,077
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
2,000,000	3.750	12/01/2038	1,860,898
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
250,000	5.000	12/01/2025	264,338
325,000	5.000	12/01/2026	347,129
325,000	5.000	12/01/2027	349,537
425,000	5.000	12/01/2028	459,953
400,000	5.000	12/01/2029	435,093
680,000	5.000	12/01/2030	735,413
800,000	5.000	12/01/2031	861,863
660,000	5.000	12/01/2032	708,547
1,170,000	5.000	12/01/2033	1,252,788
1,200,000	5.000	12/01/2035	1,280,739
650,000	5.000	12/01/2037	691,085
1,630,000	5.000	12/01/2038	1,729,502
Kent State University Taxable Refunding RB Series 2020 B (Aa3/A+)
1,500,000	2.321	05/01/2027	1,427,659
Lakewood City School District GO Refunding Bonds Series 2014 C (Aa2/AA)
3,215,000	5.000	12/01/2027	3,461,986
Northeast Ohio Medical University RB Refunding Series 2021 A (Baa2/NR)
250,000	4.000	12/01/2035	261,129
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(f)
700,000	4.500	01/15/2048	717,140
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (Ba1/NR)
925,000	2.875	02/01/2026	908,127
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (Ba1/NR)
2,305,000	2.875	02/01/2026	2,262,956
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (Ba1/NR)
3,130,000	3.250	09/01/2029	3,021,530
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014A (BBB+/NR)(a)(b)
2,500,000	2.400	10/01/2029	2,501,463
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014B (BBB+/NR)(a)(b)
3,500,000	2.600	10/01/2029	3,506,244
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014C (BBB+/NR) (PUTABLE)(a)(b)(d)
8,000,000	2.100	10/01/2024	7,918,265
Ohio Higher Educational Facility Commission RB for University Circle, Inc. Series 2020 (A3/NR)
1,250,000	5.000	01/15/2035	1,381,134
1,645,000	5.000	01/15/2036	1,814,043

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
$1,260,000	5.000%	12/01/2042	$1,378,230
1,250,000	5.000	12/01/2045	1,360,472
Ohio Higher Educational Facility Commission RB Refunding for Xavier University Series 2020 (A3/NR)
1,805,000	5.000	05/01/2027	2,026,176
1,535,000	5.000	05/01/2028	1,747,498
1,075,000	5.000	05/01/2029	1,240,582
2,270,000	5.000	05/01/2030	2,654,193
1,260,000	5.000	05/01/2032	1,463,577
1,045,000	5.000	05/01/2034	1,210,259
695,000	4.000	05/01/2037	735,716
1,115,000	4.000	05/01/2038	1,176,905
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)(f)
925,000	5.000	12/01/2033	937,449
1,795,000	5.000	12/01/2038	1,807,651
2,725,000	5.000	12/01/2048	2,691,444
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (NR/A-/A-2)
2,800,000	3.250	11/01/2022	2,821,502
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)(a)(b)
1,500,000	4.375	06/15/2026	1,423,133
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(f)
390,000	3.750	12/01/2031	363,785
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)(f)
4,375,000	7.000	12/01/2042	4,281,073
Toledo-Lucas County Port Authority Parking System RB Series 2021 (NR/NR)
3,500,000	4.000	01/01/2038	3,547,834
960,000	4.000	01/01/2041	964,576

			202,100,459

Oklahoma – 0.3%
City of Tulsa GO Bonds Series 2021 (AA/NR)
3,800,000	2.000	11/01/2029	3,660,426
Cleveland County Educational Facilities Authority RB for Norman Public Schools Project Series 2019 (NR/A+)
4,250,000	5.000	06/01/2024	4,524,965
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (Baa1/A-)
925,000	4.000	09/01/2045	941,231
840,000	5.000	09/01/2045	922,360
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (A2/AA)
3,670,000	4.000	08/15/2048	3,821,744
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Baa3/BB+)
2,150,000	5.000	08/15/2029	2,328,878
5,000,000	5.250	08/15/2048	5,363,994
3,125,000	5.500	08/15/2057	3,386,347

Municipal Bonds – (continued)
Oklahoma – (continued)
Oklahoma Municipal Power Authority RB Refunding Series 2021 B (AGM) (NR/AA)
640,000	1.602	01/01/2027	595,250
1,960,000	1.802	01/01/2028	1,812,109
1,500,000	1.951	01/01/2029	1,377,904
Oklahoma Turnpike Authority RB Second Senior Series 2017 C (Aa3/AA-)
1,400,000	4.000	01/01/2042	1,479,166
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (NR/B-)(a)(b)
3,285,000	5.000	06/01/2025	3,498,466

			33,712,840

Oregon – 0.7%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis GO Refunding Bonds Series 2018 A (SCH BD GTY) (Aa1/AA+)
3,790,000	5.000	06/15/2026	4,244,975
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
240,000	5.125	11/15/2040	250,867
120,000	5.250	11/15/2050	125,262
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (NR/BBB-)
1,385,000	3.500	03/01/2029	1,386,489
1,540,000	3.750	03/01/2032	1,543,330
Hospital Facilities Authority of Multnomah County Refunding RB Series 2019 (A/A)(a)(b)
7,715,000	5.000	03/01/2025	8,187,048
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (AGM) (NR/AA)
4,725,000	4.000	08/15/2045	4,945,039
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
500,000	5.000	08/15/2025	546,831
300,000	5.000	08/15/2026	335,011
400,000	5.000	08/15/2027	454,573
500,000	5.000	08/15/2028	576,507
500,000	5.000	08/15/2029	584,016
600,000	5.000	08/15/2030	709,544
1,775,000	5.000	08/15/2045	2,013,850
Oregon State Facilities Authority RB Refunding for Reed College Project Series 2017 A (Aa2/AA-)(b)
8,895,000	5.000	07/01/2027	10,176,999
Oregon State Facilities Authority RB Refunding for Samaritan Health Services, Inc. Obligated Group Series 2020 A (NR/BBB+)
270,000	5.000	10/01/2028	311,091
525,000	5.000	10/01/2029	612,787
225,000	5.000	10/01/2035	259,615
Port of Portland RB for International Airport Series 2019 25-B (AMT) (NR/A+)
2,665,000	5.000	07/01/2032	3,013,429
2,365,000	5.000	07/01/2033	2,670,214
1,000,000	5.000	07/01/2034	1,127,822
1,000,000	5.000	07/01/2035	1,126,745

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oregon – (continued)
Portland Oregon Community College District GO Bonds Series 2013 (Aa1/AA+)(b)
$2,050,000	5.000%	06/15/2023	$2,131,473
Portland Oregon Water System RB Refunding First Lien Series 2016 A (Aa1/NR)
7,090,000	4.000	04/01/2029	7,585,642
Portland Oregon Water System RB Refunding Second Lien Series 2020 A (Aa2/NR)
2,355,000	5.000	05/01/2026	2,628,492
State of Oregon GO Refunding Bonds for Higher Education Series 2021 H (Aa1/AA+)
1,175,000	1.250	08/01/2027	1,103,290
860,000	1.375	08/01/2028	806,486
875,000	1.500	08/01/2029	819,251
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (A3/NR)(f)
190,000	5.000	11/01/2034	217,228
500,000	5.000	11/01/2036	571,006
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (Aa1/NR)
4,155,000	5.000	06/15/2029	4,754,180
Yamhill County Hospital Authority RB Refunding for Friendsview Manor Obligated Group Series 2021 A (NR/NR)
850,000	1.750	11/15/2026	816,256
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
1,625,000	5.000	11/15/2051	1,631,056

			68,266,404

Pennsylvania – 3.5%
Allegheny County Airport Authority RB Series 2021 A (AMT) (A2/NR)
2,325,000	4.000	01/01/2039	2,416,173
1,900,000	4.000	01/01/2040	1,969,949
Allegheny County Airport Authority RB Series 2021 B (A2/NR)
1,505,000	5.000	01/01/2034	1,745,899
1,630,000	5.000	01/01/2035	1,888,598
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
4,000,000	5.000	04/01/2030	4,516,875
18,400,000	4.000	04/01/2044	19,218,469
Allegheny County Hospital Development Authority RB Refunding for UPMC Obligated Group Series 2019 A (A2/A)
3,050,000	4.000	07/15/2035	3,222,083
3,180,000	4.000	07/15/2036	3,352,304
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
1,850,000	4.875	11/01/2024	1,930,626
1,350,000	5.125	05/01/2030	1,491,319
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
1,580,000	1.730	05/01/2022	1,578,973
1,525,000	1.830	05/01/2023	1,494,423
1,560,000	2.100	05/01/2024	1,496,396

Municipal Bonds – (continued)
Pennsylvania – (continued)
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR) – (continued)
150,000	5.000	05/01/2024	156,701
450,000	5.000	05/01/2025	478,000
480,000	5.000	05/01/2026	517,574
600,000	5.000	05/01/2027	654,927
600,000	5.000	05/01/2028	660,675
625,000	5.000	05/01/2029	694,790
700,000	5.000	05/01/2030	786,001
700,000	5.000	05/01/2031	791,948
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (Ba3/NR)(f)
2,420,000	5.000	05/01/2027	2,648,449
1,600,000	5.000	05/01/2032	1,728,520
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (Ba3/NR)(f)
400,000	5.000	05/01/2023	410,387
750,000	5.000	05/01/2028	826,050
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB+)
325,000	5.000	07/01/2025	347,241
420,000	5.000	07/01/2026	456,257
425,000	5.000	07/01/2027	468,469
450,000	5.000	07/01/2028	502,049
475,000	5.000	07/01/2029	536,031
650,000	5.000	07/01/2030	740,967
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
100,000	5.000	10/01/2031	107,856
390,000	5.000	10/01/2032	420,045
410,000	5.000	10/01/2033	441,275
Chester County IDA RB Series 2021 (Aa2/NR)
10,000,000	4.000	12/01/2046	10,759,906
City of Erie Higher Education Building Authority RB for Gannon University Series 2021 (Baa2/BBB+)
500,000	4.000	05/01/2036	523,758
425,000	4.000	05/01/2041	440,855
280,000	5.000	05/01/2047	312,640
City of Philadelphia Airport RB Refunding Series 2020 C (AMT) (A2/NR)
1,250,000	5.000	07/01/2030	1,442,649
City of Wilkes-Barre Finance Authority University Revenue Refunding Bonds Series 2021 (BBB-/NR)
2,075,000	4.000	03/01/2042	2,038,025
Coatesville School District GO Refunding Bonds Series 2017 (AGM ST AID WITHHLDG) (A1/AA)
1,000,000	5.000	08/01/2025	1,092,322
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (A1/AA)
24,905,000	4.000	06/01/2039	26,130,069
Commonwealth of Pennsylvania COPS Series 2018 A (A2/A)
1,250,000	4.000	07/01/2046	1,312,689

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Commonwealth of Pennsylvania GO Bonds Series 2015 (Aa3/A+)
$3,925,000	5.000%	08/15/2025	$4,307,376
Commonwealth of Pennsylvania GO Refunding Series 2021 (Aa3/A+)
14,250,000	1.625	08/01/2028	13,019,608
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)(f)
2,000,000	5.875	10/15/2040	2,224,550
6,375,000	6.250	10/15/2053	7,153,072
Delaware County Authority RB for Villanova University Series 2015 (A1/AA-)
4,945,000	5.000	08/01/2045	5,350,179
Doylestown Hospital Authority RB Taxable Refunding Series 2019 B (Ba1/BBB-)
1,025,000	3.950	07/01/2024	992,064
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000	12/01/2038	790,284
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (A1/AA-)(e)
15,800,000	(3M USD LIBOR + 0.77%) 0.982	05/01/2037	14,816,063
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (Aa3/NR)
725,000	4.000	06/01/2044	776,257
1,300,000	5.000	06/01/2044	1,495,333
3,325,000	4.000	06/01/2049	3,527,892
2,350,000	5.000	06/01/2049	2,687,368
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (NR/NR)
900,000	5.000	07/01/2022	904,587
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
900,000	5.000	03/01/2040	964,137
Lancaster School District GO Refunding Bonds Series 2019 B (AGM ST AID WITHHLDG) (NR/AA)
500,000	4.000	06/01/2022	502,298
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
80,000	5.000	03/01/2024	83,107
150,000	5.000	03/01/2025	157,810
185,000	5.000	03/01/2026	196,790
150,000	5.000	03/01/2027	161,123
135,000	5.000	03/01/2028	145,675
160,000	5.000	03/01/2029	173,255
150,000	5.000	03/01/2030	162,527
285,000	5.000	03/01/2032	309,502
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A2/A)
850,000	4.000	09/01/2037	904,230
850,000	4.000	09/01/2038	901,797
850,000	4.000	09/01/2039	899,383

Municipal Bonds – (continued)
Pennsylvania – (continued)
Montgomery County Industrial Development Authority RB ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 C (NR/NR)
$600,000	4.000%	11/15/2043	$628,040
Montgomery County Industrial Development Authority RB Refunding for The Public School of Germantown Series 2021 A (NR/BBB+)
400,000	4.000	10/01/2036	415,262
400,000	4.000	10/01/2041	413,356
North Penn Water Authority RB Refunding Series 2019 (Aa3/NR)(e)
(SIFMA Municipal Swap Index Yield + 0.46%)
1,600,000	0.930	11/01/2023	1,598,412
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (NR/NR)
1,000,000	5.000	11/01/2039	1,066,112
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (NR/BBB+)
155,000	5.000	05/01/2022	155,397
50,000	5.000	05/01/2023	51,414
100,000	5.000	05/01/2024	104,405
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (NR/BBB)
750,000	5.000	06/30/2042	794,166
Pennsylvania Economic Development Financing Authority RB Refunding for American Water Co. Project Series 2019 (A1/A+)
8,250,000	3.000	04/01/2039	8,189,764
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
3,000,000	4.000	07/01/2033	3,193,860
1,800,000	4.000	07/01/2041	1,886,416
Pennsylvania Economic Development Financing Authority RB Refunding for UPMC Obligated Group Series 2016 (A2/A)
1,060,000	4.000	03/15/2036	1,112,136
Pennsylvania Economic Development Financing Authority RB Refunding for UPMC Obligated Group Series 2021 A (A2/A)
1,175,000	4.000	10/15/2039	1,240,264
1,050,000	4.000	10/15/2040	1,106,443
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (A-/A-2/NR)(a)(b)
6,050,000	1.100	11/02/2026	5,625,815
Pennsylvania Higher Educational Facilities Authority Duquesne University of the Holy Spirit RB Series 2019 A (A2/A)
350,000	4.000	03/01/2037	372,547
675,000	5.000	03/01/2038	762,532
500,000	5.000	03/01/2039	564,112
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (AGC) (WR/AA)(e)
(3M USD LIBOR + 0.60%)
1,095,000	1.248	07/01/2027	1,079,179

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Higher Educational Facilities Authority RB Refunding for Drexel University Series 2020 A (AGM) (A2/AA)
$2,500,000	4.000%	05/01/2040	$2,684,225
8,500,000	5.000	05/01/2046	9,755,158
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM-CR) (Aa3/AA)
4,000,000	5.000	09/15/2025	4,412,714
Pennsylvania State GO Bonds Consolidated Loan of 2018 Series 2018 A (Aa3/A+)
6,675,000	5.000	08/15/2023	6,975,465
Pennsylvania Turnpike Commission RB Refunding Series 2020 (A3/NR)
1,000,000	2.412	12/01/2027	971,442
Pennsylvania Turnpike Commission RB Series 2013 C (A1/A+)(b)
1,720,000	5.500	12/01/2023	1,824,484
Pennsylvania Turnpike Commission RB Series 2018 A (Aa3/NR)
30,675,000	5.250	12/01/2044	35,862,130
Pennsylvania Turnpike Commission RB Series 2018 A-2 (A1/NR) (Series A-2)
4,740,000	5.000	12/01/2043	5,374,330
Pennsylvania Turnpike Commission RB Series 2018 B (A1/NR)(e)
(SIFMA Municipal Swap Index Yield + 0.70%)
6,050,000	1.170	12/01/2023	6,062,069
Pennsylvania Turnpike Commission RB Series 2019 A (A3/NR)
4,250,000	5.000	12/01/2036	4,923,190
4,275,000	5.000	12/01/2038	4,943,441
21,160,000	5.000	12/01/2044	24,271,447
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A3/NR)
3,500,000	5.500	12/01/2042	3,936,606
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A3/NR)
10,000,000	5.250	06/01/2047	11,155,564
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
350,000	4.000	06/15/2029	356,289
1,000,000	5.000	06/15/2039	1,037,607
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (NR/BBB-)
450,000	5.000	08/01/2030	493,812
290,000	5.000	08/01/2040	319,696
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (NR/BB+)(f)
900,000	5.000	06/15/2040	958,574
Philadelphia Hospitals and Higher Education Facilities Authority RB for Temple University Health System Obligated Group Series 2012 A (Baa3/BBB)(b)
1,760,000	5.625	07/01/2022	1,779,517
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
4,500,000	5.000	07/01/2028	4,982,516

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (AGM) (A2/AA)
850,000	5.000	09/01/2034	998,303
1,755,000	5.000	09/01/2035	2,057,968
1,700,000	5.000	09/01/2036	1,991,719
1,700,000	5.000	09/01/2037	1,990,562
Pittsburgh Water & Sewer Authority Subordinate RB Refunding Series 2019 B (AGM) (NR/AA)
2,125,000	4.000	09/01/2034	2,314,747
425,000	4.000	09/01/2035	462,505
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (NR/BB+)
450,000	5.000	11/15/2028	442,524
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2016 A (AGM ST AID WITHHLDG) (A1/AA)
2,525,000	5.000	06/01/2031	2,808,409
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (Baa3/NR)
1,100,000	5.000	01/01/2035	1,202,499
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
200,000	4.000	10/01/2023	201,354
750,000	4.000	10/01/2029	749,516
425,000	5.000	10/01/2039	439,479
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/BB-)
4,100,000	5.000	11/01/2044	4,104,408
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-2 (NR/BB-)(a)(b)
1,915,000	5.000	02/01/2027	2,001,009
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-3 (NR/BB-)(a)(b)
2,800,000	5.000	02/01/2030	2,961,931
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa1/NR)
1,400,000	5.000	07/01/2027	1,583,932
620,000	5.000	07/01/2028	712,273
1,725,000	5.000	07/01/2029	2,010,062
440,000	5.000	07/01/2030	519,124

			361,347,711

Puerto Rico – 4.9%
Puerto Rico Aqueduct & Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)(f)(h)
3,230,000	4.000	07/01/2047	3,282,677
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR/NR)(f)
4,350,000	5.000	07/01/2035	4,853,007
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)(f)
9,575,000	5.000	07/01/2047	10,428,362
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2022 A (NR/NR)(f)(h)
6,895,000	5.000	07/01/2033	7,835,004

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (WR/NR)
$1,570,000	6.125%	07/01/2024	$1,675,133
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (WR/NR)
515,000	4.250	07/01/2025	518,692
1,000,000	5.000	07/01/2033	1,008,970
6,100,000	5.125	07/01/2037	6,156,551
1,060,000	5.750	07/01/2037	1,071,418
18,900,000	5.250	07/01/2042	19,080,888
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 B (NR/NR)(f)
2,750,000	5.000	07/01/2033	3,115,222
Puerto Rico Commonwealth GO Bonds (NR/NR)(a)(c)(j)*
18,570,358	0.000	11/01/2043	9,981,568
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)(a)(c)(j)*
1,672,500	0.000	11/01/2051	806,981
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
8,389,432	5.250	07/01/2023	8,593,014
1,895,024	0.000(g)	07/01/2024	1,729,201
4,102,896	5.375	07/01/2025	4,328,751
4,065,734	5.625	07/01/2027	4,439,342
3,999,774	5.625	07/01/2029	4,460,534
3,884,948	5.750	07/01/2031	4,424,960
4,740,891	0.000(g)	07/01/2033	2,737,874
3,683,951	4.000	07/01/2033	3,596,325
3,311,382	4.000	07/01/2035	3,195,470
2,842,039	4.000	07/01/2037	2,728,825
3,864,086	4.000	07/01/2041	3,669,452
5,193,596	4.000	07/01/2046	4,885,554
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (A3/AA)
930,000	5.250	07/01/2041	983,425
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (WR/NR)
9,440,000	5.250	07/01/2038	9,584,745
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (A2/AA)
3,425,000	5.250	07/01/2033	3,586,075
165,000	5.250	07/01/2034	172,985
5,430,000	5.250	07/01/2036	5,695,284
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (A2/AA)
40,000	5.500	07/01/2031	42,535
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A2/AA)(e)
(3M USD LIBOR + 0.52%)
21,915,000	1.168	07/01/2029	22,081,712
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL) (Baa2/NR)
350,000	5.250	07/01/2029	360,864
215,000	5.250	07/01/2030	219,542
1,150,000	5.250	07/01/2032	1,185,885

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)*
1,000,000	5.250	07/01/2019	960,000
Puerto Rico Electric Power Authority RB Series 2010 XX-RSA-1 (NR/NR)*
9,375,000	5.250	07/01/2040	9,000,000
Puerto Rico Electric Power Authority RB Series 2013 A-RSA-1 (NR/NR)*
8,215,000	6.750	07/01/2036	8,153,385
Puerto Rico Electric Power Authority RB Series 2016 E-1-RSA-1 (NR/NR)*
590,915	10.000	01/01/2021	602,733
Puerto Rico Electric Power Authority RB Series 2016 E-2-RSA-1 (NR/NR)*
590,915	10.000	07/01/2021	602,733
Puerto Rico Electric Power Authority RB Series 2016 E-3-RSA-1 (NR/NR)*
196,972	10.000	01/01/2022	200,912
Puerto Rico Electric Power Authority RB Series 2016 E-4-RSA-1 (NR/NR)*
196,972	10.000	07/01/2022	202,635
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (AGC) (A3/AA)
60,000	5.250	07/01/2041	62,667
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL) (Baa2/NR)
7,175,000	5.250	07/01/2035	7,369,852
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGC) (A3/AA)
165,000	5.500	07/01/2031	175,458
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (A2/AA)
600,000	5.250	07/01/2032	627,228
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (A2/AA)
90,000	5.500	07/01/2029	95,749
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC FGIC) (A3/AA)
180,000	5.250	07/01/2039	188,407
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (A3/AA)
355,000	5.250	07/01/2034	372,180
23,140,000	5.250	07/01/2036	24,268,980
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR AGC) (A2/AA)
2,165,000	5.500	07/01/2029	2,303,285
2,230,000	5.250	07/01/2034	2,337,918
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR AGC-ICC) (A2/AA)
295,000	5.500	07/01/2026	314,622
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (WR/NR)
2,925,000	5.250	07/01/2030	2,971,566
2,970,000	5.250	07/01/2031	3,014,454

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL) (Baa2/NR)
$1,240,000	5.250%	07/01/2032	$1,278,694
1,760,000	5.250	07/01/2033	1,813,070
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (WR/NR)*
3,000,000	5.500	07/01/2026	1,800,000
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-IBC) (Baa2/NR)
5,265,000	4.750	07/01/2038	5,415,348
Puerto Rico Highway & Transportation Authority RB Series 2007 N (AMBAC-TCRS-BNY) (WR/NR)
160,000	5.500	07/01/2026	164,947
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructed Bonds Series 2019A-2B (NR/NR) (NR/NR)
10,435,000	4.550	07/01/2040	10,929,829
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(g)
426,000	0.000	07/01/2024	399,333
16,610,000	0.000	07/01/2027	14,213,689
3,658,000	0.000	07/01/2029	2,916,108
25,338,000	0.000	07/01/2031	18,754,676
21,539,000	0.000	07/01/2033	14,695,670
12,474,000	0.000	07/01/2046	3,811,995
42,792,000	0.000	07/01/2051	9,473,327
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
89,119,000	4.329	07/01/2040	92,191,297
143,000	4.536	07/01/2053	148,347
7,274,000	4.784	07/01/2058	7,647,340
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
19,288,000	4.500	07/01/2034	20,159,775
1,555,000	4.550	07/01/2040	1,628,738
14,865,000	4.750	07/01/2053	15,595,986
54,091,000	5.000	07/01/2058	57,509,530

			506,889,290

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM MUN GOVT GTD) (Aa3/AA)
500,000	5.000	05/15/2024	532,587

South Carolina – 0.4%
City of Anderson Water & Sewer System Refuning Revenue Bonds Series 2022 (A+/NR)
3,060,000	5.000	07/01/2028	3,551,752
Clemson University Athletic Facilities RB Series 2015 (Aa3/NR)
1,385,000	4.000	05/01/2025	1,462,919
1,570,000	4.000	05/01/2026	1,659,289
Lexington County School District No. 1/SC GO Refunding Bonds Series 2019 A (SCSDE) (Aa1/AA)
2,495,000	5.000	02/01/2031	2,901,744
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (Aa1/AA)
4,530,000	5.000	03/01/2031	5,120,083
1,615,000	4.000	03/01/2032	1,728,504

Municipal Bonds – (continued)
South Carolina – (continued)
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR)(f)
905,000	3.000	11/01/2026	860,204
900,000	3.625	11/01/2031	818,908
1,170,000	3.750	11/01/2036	1,028,743
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)(f)(h)
1,920,000	5.125	06/15/2042	1,918,662
South Carolina Ports Authority RB Series 2018 (AMT) (A1/A+)
3,750,000	5.000	07/01/2037	4,153,219
South Carolina Public Service Authority RB Series 2016 D (A2/A)
5,505,000	2.388	12/01/2023	5,488,667
South Carolina Public Service Authority Santee Cooper RB Refunding Series 2014 D (A2/A)
875,000	3.056	12/01/2023	881,404
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A3/AA)
500,000	5.000	04/15/2032	585,937
500,000	5.000	04/15/2033	584,911
500,000	5.000	04/15/2034	584,197
450,000	5.000	04/15/2035	525,198
425,000	4.000	04/15/2036	462,836
550,000	4.000	04/15/2037	598,337
525,000	4.000	04/15/2038	570,275
700,000	4.000	04/15/2039	759,224
750,000	4.000	04/15/2040	812,255

			37,057,268

South Dakota – 0.1%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
650,000	4.000	08/01/2041	651,177
1,200,000	4.000	08/01/2051	1,163,714
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/AA+)
630,000	5.000	01/01/2024	663,313
1,075,000	5.000	01/01/2025	1,158,743
730,000	5.000	01/01/2026	804,284
South Dakota Health & Educational Facitlites Authority RB Series 2019A (AA-/NR)(a)(b)
3,525,000	5.000	07/01/2024	3,722,426

			8,163,657

Tennessee – 0.7%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (Baa1/A-)
1,115,000	5.000	08/01/2035	1,267,106
500,000	4.000	08/01/2036	526,214
1,100,000	4.000	08/01/2044	1,147,607
City of Clarksville RB for Water Sewer & Gas Series 2021 A (Aa2/NR)
12,950,000	4.000	02/01/2051	13,812,901

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – (continued)
City of Johnson GO Refunding Bonds Series 2019 B (Aa2/NR)
$1,225,000	4.000%	06/01/2037	$1,335,352
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A3/A-)
6,020,000	5.000	07/01/2034	6,235,352
1,800,000	4.000	07/01/2040	1,903,089
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (A3/NR)
400,000	5.000	07/01/2040	436,538
3,600,000	5.000	07/01/2046	3,895,792
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (NR/NR)
55,000	3.000	10/01/2024	54,940
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(f)
650,000	4.500	06/01/2028	678,024
Tennergy Corp. Gas Supply RB Series 2021A (A1/NR)(a)(b)
26,225,000	4.000	09/01/2028	27,806,538
Tennergy Corp. RB for Gas Supply Revenue Series 2019 A (Aa2/NR)(a)(b)
11,325,000	5.000	10/01/2024	12,047,843

			71,147,296

Texas – 7.7%
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
60,000	5.000	08/15/2022	60,399
155,000	5.000	08/15/2023	158,522
195,000	5.000	08/15/2024	201,438
180,000	5.000	08/15/2025	187,561
190,000	5.000	08/15/2026	199,159
200,000	5.000	08/15/2027	210,645
80,000	5.000	08/15/2028	84,590
80,000	4.000	08/15/2029	79,744
80,000	4.000	08/15/2030	79,268
90,000	4.000	08/15/2031	88,683
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 B (NR/BB)
155,000	2.950	08/15/2022	154,452
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (NR/BB+)
1,355,000	5.000	01/01/2029	1,444,631
Austin Independent School District UT Refunding Bonds Series 2022B (Aaa/NR)
8,690,000	5.000	08/01/2030	10,510,304
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A3/A-)
530,000	5.000	01/01/2026	578,937
595,000	5.000	01/01/2027	661,944
620,000	5.000	01/01/2028	700,537
650,000	5.000	01/01/2029	744,419
690,000	5.000	01/01/2030	800,739
1,010,000	5.000	01/01/2032	1,166,942
1,115,000	5.000	01/01/2034	1,283,602

Municipal Bonds – (continued)
Texas – (continued)
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A3/A-) – (continued)
585,000	5.000	01/01/2035	672,716
610,000	5.000	01/01/2036	700,387
645,000	5.000	01/01/2037	739,176
675,000	5.000	01/01/2038	771,947
1,420,000	5.000	01/01/2039	1,620,589
Central Texas Regional Mobility Authority RB Series 2021 C (Baa1/BBB+)
12,945,000	5.000	01/01/2027	14,016,504
Central Texas Regional Mobility Authority Senior Lien Revenue Refunding Bonds Series 2021D (A-/NR)
1,100,000	4.000	01/01/2040	1,159,355
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(f)
250,000	5.750	09/01/2029	260,789
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)(f)
377,000	3.250	09/15/2026	354,434
City of Arlington Special Tax for Senior Lien Series 2018 A (AGM) (A1/AA)
1,325,000	5.000	02/15/2037	1,509,894
City of Austin RB for Airport System Series 2019 B (AMT) (A1/A)
1,700,000	5.000	11/15/2032	1,933,732
2,000,000	5.000	11/15/2033	2,266,060
City of Austin RB Refunding for Airport System Series 2019 (AMT) (A1/A)
1,510,000	5.000	11/15/2022	1,541,265
1,950,000	5.000	11/15/2023	2,040,368
4,845,000	5.000	11/15/2024	5,175,706
1,150,000	5.000	11/15/2025	1,250,823
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(f)
710,000	4.000	11/01/2023	714,619
900,000	4.500	11/01/2024	907,563
2,815,000	4.000	11/01/2028	2,818,536
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)(f)
495,000	2.500	09/01/2025	482,510
140,000	3.125	09/01/2030	132,543
180,000	3.250	09/01/2030	171,690
355,000	4.000	09/01/2040	345,062
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2021 (NR/NR)(f)
174,000	2.500	09/01/2026	162,297
158,000	3.000	09/01/2031	143,270
329,000	3.375	09/01/2041	286,140
City of Celina Special Assessment RB for Hillside Public Improvement District Series 2022 (NR/NR)(f)
285,000	2.750	09/01/2027	268,326
432,000	3.125	09/01/2032	390,331
City of Celina Special Assessment RB Series 2022 (NR/NR)(f)
215,000	2.875	09/01/2027	204,565
250,000	3.250	09/01/2032	229,558
1,175,000	3.500	09/01/2042	1,024,857

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Special Assessment RB Series 2022 (NR/NR)(f)
$227,000	3.250%	09/01/2027	$218,253
235,000	3.625	09/01/2032	222,837
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
220,000	4.200	09/01/2027	226,910
575,000	4.800	09/01/2037	591,961
650,000	5.250	09/01/2046	675,798
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(f)
75,000	4.375	09/01/2023	75,725
300,000	5.375	09/01/2038	321,702
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
151,000	4.625	09/01/2023	152,828
370,000	5.000	09/01/2028	392,237
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(f)
190,000	3.250	09/01/2026	183,840
185,000	3.750	09/01/2031	174,311
City of Crandall Cartwright Ranch Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(f)
314,000	3.375	09/15/2026	302,721
410,000	4.000	09/15/2031	385,906
City of Dallas Fort Worth International Airport Joint Revenue Refunding Bonds Series 2021A (NON-AMT) (A1/NR)
3,975,000	4.000	11/01/2039	4,197,878
City of Denton Independent School District Variable Rate UT Bonds Series 2014-B (NR/AAA)(a)(b)
3,460,000	2.000	08/01/2024	3,422,278
City of Denton Independent School District Variable Rate UT Building Bonds Series 2014-B (CASH) (NR/NR)(a)(b)
540,000	2.000	08/01/2024	536,045
City of Elmendorf Hickory Ridge Public Improvement District Special Assessment Bond for Improvement Area No. 1 Series 2021 (NR/NR)(f)
695,000	2.875	09/01/2026	645,194
398,000	3.375	09/01/2031	359,390
1,206,000	3.750	09/01/2041	1,042,677
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(f)
388,000	2.625	08/15/2025	380,020
171,000	3.375	08/15/2030	163,519
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)(f)
497,000	2.750	08/15/2026	477,733
612,000	3.375	08/15/2031	577,126
846,000	3.750	08/15/2041	795,320
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)(f)
150,000	3.125	08/15/2024	150,058
340,000	3.500	08/15/2029	341,499
1,905,000	4.000	08/15/2039	1,910,862
1,825,000	4.250	08/15/2049	1,834,490

Municipal Bonds – (continued)
Texas – (continued)
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
150,000	4.000	08/15/2025	155,049
155,000	4.000	08/15/2026	161,155
160,000	4.000	08/15/2027	167,040
165,000	4.000	08/15/2028	172,415
170,000	4.000	08/15/2029	177,739
925,000	3.000	08/15/2034	862,926
City of Fort Worth Water & Sewer System RB Refunding & Improvement Series 2015 A (Aa1/AA+)
8,245,000	5.000	02/15/2024	8,713,651
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)(f)(h)
344,000	3.625	09/15/2027	342,317
409,000	3.875	09/15/2032	407,254
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
400,000	4.125	09/01/2027	408,796
1,350,000	4.625	09/01/2037	1,390,979
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)
100,000	3.250	09/01/2022	100,103
570,000	4.500	09/01/2027	592,079
1,800,000	4.500	09/01/2037	1,843,794
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
425,000	4.000	09/01/2024	438,190
440,000	4.000	09/01/2025	456,718
460,000	4.000	09/01/2026	480,723
480,000	4.000	09/01/2027	503,643
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)(f)
256,000	3.250	09/01/2031	235,935
1,271,000	3.625	09/01/2041	1,121,231
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)(f)
150,000	3.250	09/01/2024	149,715
290,000	3.625	09/01/2029	290,391
785,000	4.125	09/01/2039	784,491
City of Horseshoe Bay Special Assessment Refunding Bonds for Public Improvement District Series 2020 (NR/NR)
895,000	3.000	10/01/2025	888,526
645,000	3.000	10/01/2030	616,215
440,000	3.250	10/01/2033	421,800
City of Houston GO Bonds Refunding Series 2019 A (Aa3/AA)
13,745,000	5.000	03/01/2029	16,090,499
City of Houston RB Refunding for Airport System Subordinate Lien Series 2012 A (AMT) (NR/A)(b)
2,300,000	5.000	07/01/2022	2,321,765
2,500,000	5.000	07/01/2022	2,523,658

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(f)
$233,000	2.625%	09/01/2026	$223,031
206,000	3.250	09/01/2031	190,610
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)(f)
939,000	3.500	09/01/2041	830,898
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR) (NR/NR)(f)
360,000	3.125	09/01/2031	332,287
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)(f)
375,000	2.750	09/01/2026	354,544
392,000	3.500	09/01/2031	361,189
900,000	3.875	09/01/2041	808,763
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
130,000	5.000	08/15/2024	136,837
130,000	5.000	08/15/2025	139,329
150,000	5.000	08/15/2026	163,326
100,000	5.000	08/15/2027	110,398
125,000	5.000	08/15/2028	139,588
150,000	5.000	08/15/2029	169,176
200,000	5.000	08/15/2030	224,690
280,000	5.000	08/15/2032	312,977
300,000	5.000	08/15/2034	334,481
175,000	5.000	08/15/2035	194,810
250,000	5.000	08/15/2036	277,543
250,000	5.000	08/15/2037	277,028
300,000	5.000	08/15/2038	331,980
300,000	5.000	08/15/2039	331,531
City of Justin Special Assessment for Timberbrook Public Improvement District No. 1 Series 2021 (NR/NR)(f)
525,000	2.500	09/01/2026	489,001
768,000	3.000	09/01/2031	693,614
1,537,000	3.375	09/01/2041	1,344,654
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)(f)
390,000	2.625	09/15/2026	364,329
230,000	3.125	09/15/2031	202,882
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)(f)
431,000	3.375	09/01/2031	400,564
628,000	3.750	09/01/2041	562,926
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)(f)
600,000	3.875	09/01/2024	604,007
1,180,000	4.750	09/01/2044	1,192,647
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)(f)
210,000	2.625	09/01/2025	203,451
505,000	3.125	09/01/2030	470,780
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Area #1 Project Series 2022 (NR/NR)(f)(h)
1,000,000	4.125	09/01/2041	1,002,777

Municipal Bonds – (continued)
Texas – (continued)
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)(f)
425,000	4.250	09/01/2029	433,020
1,000,000	4.875	09/01/2044	1,015,356
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
620,000	2.750	09/01/2025	608,493
430,000	3.125	09/01/2030	410,612
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
2,055,000	3.000	09/15/2036	1,930,263
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)(f)
125,000	3.500	09/15/2024	125,677
250,000	3.750	09/15/2029	251,927
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)(f)
155,000	4.375	09/15/2029	158,847
City of Lavon Special Assessment RB Series 2022 (NR/NR)(f)
600,000	3.500	09/15/2027	579,871
305,000	3.750	09/15/2027	294,767
1,000,000	3.875	09/15/2032	949,541
455,000	4.125	09/15/2032	431,422
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (NR/NR)(b)
1,415,000	4.000	09/01/2023	1,458,105
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)(f)
470,000	2.500	09/01/2025	460,193
330,000	3.125	09/01/2030	314,203
845,000	4.000	09/01/2040	824,715
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)(f)
750,000	2.625	09/01/2027	718,264
750,000	3.125	09/01/2032	704,022
1,772,000	3.375	09/01/2042	1,596,620
City of Manor Manor Heights Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(f)
310,000	2.500	09/15/2026	291,791
210,000	3.125	09/15/2026	198,719
250,000	3.125	09/15/2031	228,244
310,000	3.750	09/15/2031	287,667
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)(f)
210,000	3.750	09/15/2025	211,172
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(f)
350,000	3.375	09/01/2026	335,688
350,000	3.875	09/01/2031	326,539

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)(f)
$150,000	3.500%	09/15/2024	$150,933
280,000	3.750	09/15/2029	283,751
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)(f)
205,000	2.625	09/15/2026	195,008
480,000	3.125	09/15/2031	428,194
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)(f)
200,000	5.000	09/15/2024	202,142
400,000	5.250	09/15/2029	412,375
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)(f)
405,000	4.250	09/15/2024	408,402
375,000	5.125	09/15/2024	379,136
795,000	4.500	09/15/2029	816,121
775,000	5.375	09/15/2029	799,855
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(f)
410,000	3.500	09/15/2031	386,637
1,000,000	3.875	09/15/2041	924,931
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)(f)
159,000	4.500	09/01/2025	160,321
130,000	4.875	09/01/2025	131,379
254,000	4.875	09/01/2030	255,810
265,000	5.250	09/01/2030	268,477
381,000	5.250	09/01/2040	381,511
310,000	5.625	09/01/2040	312,149
815,000	4.125	09/01/2049	807,701
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)(f)
325,000	2.500	09/01/2025	316,684
455,000	3.250	09/01/2030	434,906
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2019 (NR/NR)(f)
75,000	3.125	09/01/2024	75,120
140,000	3.500	09/01/2029	140,447
360,000	4.000	09/01/2039	362,517
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2021 (NR/NR)(f)
360,000	2.375	09/01/2026	339,506
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(f)
250,000	4.000	09/01/2028	255,965
1,585,000	4.500	09/01/2048	1,602,710
City of Plano Collin Creek East Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)(f)
2,875,000	4.375	09/15/2051	2,625,069
City of Plano Collin Creek West Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)(f)
1,969,000	4.000	09/15/2051	1,804,131

Municipal Bonds – (continued)
Texas – (continued)
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)(f)(h)
700,000	4.250	09/01/2042	703,390
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)(f)
96,000	3.500	09/01/2024	96,425
321,000	3.750	09/01/2029	323,054
852,000	4.250	09/01/2039	859,365
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(f)
180,000	3.375	09/01/2030	173,803
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
215,000	4.000	09/01/2024	216,906
415,000	4.250	09/01/2029	426,462
655,000	4.875	09/01/2039	679,495
1,000,000	5.000	09/01/2049	1,030,522
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)(f)
299,000	3.375	09/01/2041	265,738
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)(f)
185,000	3.750	09/01/2024	185,626
365,000	4.000	09/01/2029	365,551
580,000	5.000	09/01/2029	594,538
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(f)
305,000	3.250	09/01/2030	292,254
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)(f)
313,000	2.375	09/01/2026	299,957
469,000	3.250	09/01/2041	409,117
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)(f)
350,000	2.625	09/15/2026	333,967
355,000	3.125	09/15/2031	327,391
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(f)
535,000	2.625	09/15/2025	524,430
405,000	3.375	09/15/2030	388,264
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)(f)
225,000	3.625	09/15/2030	218,678
210,000	4.375	09/15/2030	207,564
500,000	4.125	09/15/2040	482,532
400,000	4.875	09/15/2040	391,886
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)(f)
180,000	3.750	09/15/2024	181,378
370,000	4.125	09/15/2029	379,727
1,050,000	4.625	09/15/2039	1,074,055
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(f)
575,000	2.500	09/15/2025	561,772
305,000	3.250	09/15/2030	289,155

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015A (A+/AA-)(a)(b)
$26,495,000	1.750%	12/01/2024	$26,346,983
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015C (A+/AA-)(a)(b)
30,610,000	1.750	12/01/2024	30,297,815
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2018 (A+/AA-)(a)(b)
2,800,000	2.750	12/01/2022	2,821,345
City of San Antonio RB Refunding for Electric & Gas Systems Series 2019 (Aa1/AA-)
1,505,000	4.000	02/01/2028	1,640,325
2,000,000	4.000	02/01/2029	2,200,533
2,000,000	4.000	02/01/2030	2,218,892
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
355,000	4.375	09/01/2025	362,273
500,000	4.875	09/01/2030	516,112
635,000	5.375	09/01/2040	661,817
City of San Marcos Special Assessment RB for Whisper South Public Improvement Project 2022 (NR/NR)(f)
300,000	3.750	09/01/2027	294,431
425,000	4.000	09/01/2032	413,647
1,221,000	4.250	09/01/2042	1,141,584
City of Santa Fe Special Assessment RB for Mulberry Farms Public Improvement District Series 2022 (NR/NR)(f)(h)
233,000	4.375	09/01/2027	234,181
City of Sinton Special Assessment RB Series 2022 (NR/NR)(f)
382,000	4.375	09/01/2027	375,866
659,000	4.750	09/01/2032	647,826
City of Venus Special Assessment RB for Patriot Estates Public Improvement Project Series 2021 (NR/NR)(f)
1,110,000	3.375	09/15/2041	987,742
Clifton Higher Education Finance Corp. RB for IDEA Public Schools Series 2019 (PSF-GTD) (NR/AAA)
2,900,000	4.000	08/15/2030	3,211,274
Clifton Higher Education Finance Corp. RB for YES Prep Public Schools, Inc. Series 2020 (PSF-GTD) (Aaa/NR)
445,000	5.000	04/01/2025	481,049
400,000	5.000	04/01/2026	441,246
550,000	5.000	04/01/2027	618,473
635,000	5.000	04/01/2028	725,767
465,000	5.000	04/01/2029	545,747
365,000	5.000	04/01/2030	429,772
700,000	4.000	04/01/2031	775,626
575,000	4.000	04/01/2035	627,837
1,345,000	4.000	04/01/2037	1,460,692
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (NR/AAA)
4,370,000	4.000	08/15/2036	4,719,437
3,875,000	4.000	08/15/2037	4,182,850
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)(f)
470,000	3.000	09/01/2031	431,698
961,000	3.250	09/01/2041	833,672

Municipal Bonds – (continued)
Texas – (continued)
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/NR)
$1,970,000	5.000%	02/01/2025	$2,131,087
2,095,000	5.000	02/01/2026	2,319,831
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
475,000	2.500	10/01/2031	420,880
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)
325,000	3.500	10/01/2031	291,911
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
75,000	5.000	10/01/2028	85,737
90,000	5.000	10/01/2029	104,185
95,000	5.000	10/01/2030	111,430
75,000	5.000	10/01/2031	88,661
75,000	5.000	10/01/2032	88,222
145,000	5.000	10/01/2033	170,007
160,000	5.000	10/01/2034	187,343
175,000	5.000	10/01/2035	204,518
175,000	5.000	10/01/2036	204,452
450,000	4.000	10/01/2041	477,903
650,000	4.000	10/01/2046	677,515
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)(f)
350,000	2.500	09/15/2025	342,060
350,000	3.250	09/15/2030	332,059
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(f)
335,000	3.500	09/01/2026	320,334
395,000	4.125	09/01/2031	370,483
Dallas Area Rapid Transit RB Refunding Series 2016 A (Aa2/AA+)(b)
8,325,000	5.000	12/01/2025	9,167,271
Dallas-Fort Worth International Airport Joint RB Improvement Bonds Series 2014 B (AMT) (NR/A)
1,700,000	5.000	11/01/2022	1,733,334
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (NR/A)
2,500,000	5.250	11/01/2030	2,608,913
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(f)
125,000	3.750	08/15/2024	123,991
235,000	4.000	08/15/2029	229,316
775,000	4.500	08/15/2035	737,514
575,000	5.000	08/15/2044	552,519
Edinburg Economic Development Corp. Sales Tax RB Series 2021 A (NR/NR)
1,175,000	3.125	08/15/2036	1,037,426
950,000	3.250	08/15/2041	807,456
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
395,000	5.000	09/01/2027	399,205
225,000	5.000	09/01/2032	223,548
330,000	5.125	09/01/2037	323,819

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (NR/AA+)
$18,225,000	5.000%	10/01/2037	$20,667,972
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (NR/AA+)(c)
2,950,000	0.000	10/01/2046	3,232,701
4,075,000	0.000	10/01/2047	4,470,059
Gulfgate Redevelopment Authority Tax Allocation Refunding for City of Houston TX Reinvestment Zone No. 8 Series 2020 (AGM) (NR/AA)
400,000	4.000	09/01/2026	421,070
470,000	5.000	09/01/2027	519,660
500,000	5.000	09/01/2028	556,494
745,000	5.000	09/01/2029	836,955
465,000	4.000	09/01/2031	491,193
415,000	4.000	09/01/2033	436,914
650,000	4.000	09/01/2034	683,469
580,000	4.000	09/01/2036	608,609
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-2 (A1/A+)(a)(b)
8,000,000	5.000	12/01/2024	8,571,575
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Baylor College of Medicine Series 2019 A (NR/A)(b)(e)
(1M USD LIBOR + 0.65%)
7,050,000	0.969	07/01/2024	7,054,704
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2019 A (A1/A+)
4,700,000	5.000	12/01/2024	5,053,472
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A1/A+)(e)
(SIFMA Municipal Swap Index Yield + 0.95%)
6,770,000	1.420	06/01/2023	6,807,952
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Series 2019 A (A1/AA-)
1,400,000	5.000	05/15/2030	1,626,876
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (Aa1/AA-)(e)
(3M USD LIBOR + 0.67%)
19,920,000	1.009	08/15/2035	19,093,645
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)(f)
745,000	4.000	09/01/2029	750,655
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
95,000	3.000	09/01/2024	95,858
100,000	3.500	09/01/2025	102,546
100,000	3.500	09/01/2026	102,575
105,000	3.500	09/01/2027	107,359
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (NR/B)
3,295,000	5.000	07/15/2028	3,601,184

Municipal Bonds – (continued)
Texas – (continued)
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (AMT) (NR/NR)
830,000	5.000	07/01/2027	903,198
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (NR/NR)
2,480,000	5.000	07/15/2027	2,699,699
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (AMT) (NR/NR)
4,250,000	5.000	07/15/2027	4,626,500
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A1/NR)
360,000	5.000	07/01/2031	408,456
325,000	5.000	07/01/2032	368,283
Houston Airport System RB Refunding Subordinate Lien Series 2018 D (A1/NR)
2,000,000	5.000	07/01/2029	2,280,859
2,175,000	5.000	07/01/2030	2,473,222
2,185,000	5.000	07/01/2031	2,479,102
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (NR/BBB-)
440,000	3.375	10/01/2037	440,236
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/AAA)
3,425,000	4.000	02/15/2042	3,631,972
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(f)
1,315,000	5.000	09/01/2038	1,360,818
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
145,000	2.000	09/01/2024	140,105
150,000	2.000	09/01/2025	142,411
150,000	2.000	09/01/2026	139,360
150,000	2.000	09/01/2027	136,313
155,000	2.000	09/01/2028	137,253
160,000	2.000	09/01/2029	139,079
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (PSF-GTD) (NR/NR)(b)(g)
3,550,000	0.000	08/15/2024	1,630,953
14,400,000	0.000	08/15/2024	5,000,237
15,565,000	0.000	08/15/2024	4,792,179
Love Field Airport Modernization Corp. RB Refunding Series 2021 (AMT) (NR/A-)
3,615,000	5.000	11/01/2026	3,971,862
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (NR/A)
2,000,000	5.000	05/15/2030	2,329,777
1,520,000	5.000	05/15/2031	1,774,525
Lower Neches Valley Authority Industrial Development Corp. RB Refunding for Exxon Capital Ventures, Inc. Series 2012 (Aa2/VMIG1/AA-/A-1+)(a)
13,215,000	0.120	05/01/2046	13,215,000
Lubbock Independent School District GO Bonds Series 2019 (PSF-GTD) (Aaa/AAA)
1,250,000	4.000	02/15/2040	1,359,707

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 2001 A (Baa2/A-)
$6,350,000	2.600%	11/01/2029	$6,074,790
Memorial-Heights Redevelopment Authority RB for City of Houston Reinvestment Zone No. 5 Series 2021 (AGM) (NR/AA)
2,500,000	3.000	09/01/2043	2,440,517
1,500,000	3.000	09/01/2048	1,430,144
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (NR/BB-)(f)
5,575,000	4.625	10/01/2031	5,859,351
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
795,000	5.250	02/15/2030	807,474
405,000	5.375	02/15/2035	418,974
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (NR/BBB-)
1,370,000	5.000	09/15/2032	1,472,836
710,000	5.000	09/15/2033	762,747
750,000	5.000	09/15/2034	805,273
790,000	5.000	09/15/2035	847,556
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (BB+/NR)(f)
1,585,000	4.000	08/15/2036	1,579,790
New Hope Cultural Education Facilities Finance Corp. RB for CHF-Collegiate Housing College Station I LLC Series 2014 A (AGM) (A2/AA)
250,000	5.000	04/01/2046	263,554
New Hope Cultural Education Facilities Finance Corp. RB Refunding for Wichita Falls Retirement Foundation Obligated Group Series 2021 (NR/NR)
675,000	2.000	01/01/2026	639,992
1,200,000	4.000	01/01/2031	1,215,694
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR/NR)
1,500,000	4.000	11/01/2055	1,494,460
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (NR/BBB-)(f)
335,000	4.000	08/15/2029	354,712
610,000	5.000	08/15/2039	656,224
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (ETM) (WR/NR)
765,000	5.000	04/01/2027	865,247
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (NR/NR)(b)
1,000,000	5.000	04/01/2024	1,059,026
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (ETM) (WR/NR)
645,000	4.000	04/01/2022	645,000
320,000	4.000	04/01/2023	327,277

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (ETM) (WR/NR) – (continued)
275,000	4.000	04/01/2024	285,887
365,000	4.000	04/01/2025	385,140
375,000	4.000	04/01/2026	401,809
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (WR/NR)(b)
250,000	5.000	04/01/2025	271,767
North Texas Municipal Water District System Revenue Refunding Bonds Series 2021A (AAA/NR)
10,000,000	5.000	09/01/2029	11,828,849
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (NR/NR)(b)(c)
1,000,000	0.000	09/01/2031	1,278,983
North Texas Tollway Authority RB for Second Tier Series 2021 B (A2/A)
1,725,000	4.000	01/01/2040	1,846,189
1,725,000	4.000	01/01/2041	1,843,565
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A1/A+)
1,300,000	5.000	01/01/2037	1,454,916
2,750,000	5.000	01/01/2038	3,125,953
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A2/A)
2,000,000	5.000	01/01/2032	2,235,472
1,500,000	5.000	01/01/2048	1,653,223
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A1/A+)(b)
6,000,000	6.500	01/01/2025	6,716,300
Pasadena Independent School District Variable Rate UT School Building Bonds (PSF-GTD) (AAA/NR)(a)(b)
3,280,000	1.500	08/15/2024	3,238,743
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)(f)
750,000	1.875	01/01/2026	715,204
550,000	2.000	01/01/2027	517,684
575,000	2.125	01/01/2028	534,184
800,000	2.250	01/01/2029	732,676
850,000	2.500	01/01/2030	777,001
800,000	2.625	01/01/2031	727,815
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (AMT) (NR/NR)(f)
3,470,000	3.625	01/01/2035	3,334,217
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)(f)
3,690,000	6.000	01/01/2025	3,755,840
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)(f)
13,100,000	4.100	01/01/2028	11,903,306

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Round Rock Independent School District GO Refunding Bonds Series 2019 A (PSF-GTD) (Aaa/NR)
$4,630,000	4.000%	08/01/2032	$5,157,374
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)(f)
175,000	3.250	09/15/2024	174,668
355,000	3.625	09/15/2029	355,402
1,250,000	4.125	09/15/2039	1,246,692
Southwest Houston Redevelopment Authority RB for City of Houston TX Reinvestment Zone No. 20 Series 2020 (AGM) (NR/AA)
285,000	5.000	09/01/2027	316,470
335,000	5.000	09/01/2029	378,714
395,000	4.000	09/01/2032	418,030
395,000	4.000	09/01/2034	415,635
615,000	4.000	09/01/2036	646,258
1,040,000	2.625	09/01/2038	895,423
1,230,000	2.750	09/01/2039	1,068,150
1,200,000	2.750	09/01/2040	1,034,572
State of Texas College Student Loan GO Unlimited Bonds Series 2019 (AMT) (Aaa/AAA)
3,005,000	4.000	08/01/2025	3,176,516
5,905,000	5.000	08/01/2026	6,604,316
4,590,000	5.000	08/01/2027	5,237,465
5,010,000	5.000	08/01/2028	5,817,615
6,835,000	5.000	08/01/2029	7,949,291
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (NR/NR)
2,730,000	5.000	05/15/2022	2,737,189
Tarrant County Cultural Education Facilities Finance Corporation Christus Health Obligation Group RB Series 2018 B (A1/A+)
13,655,000	5.000	07/01/2036	15,416,946
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A2/A-)(e)
(3M USD LIBOR + 0.70%)
4,320,000	1.253	12/15/2026	4,312,167
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A2/A-)
3,695,000	6.250	12/15/2026	4,054,191
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A2/A-)(e)
2,515,000	(SIFMA Municipal Swap Index Yield + 0.55%) 1.020	09/15/2027	2,484,811
Texas Municipal Gas Acquisition & Supply Corp. III RB Refunding Series 2021 (A3/BBB+)
5,500,000	5.000	12/15/2031	6,204,186
12,000,000	5.000	12/15/2032	13,627,493
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A2/A-)(e)
75,000,000	(3M USD LIBOR + 0.69%) 1.235	09/15/2027	74,504,385
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (Baa2/NR)
7,200,000	5.000	12/31/2030	8,146,235

Municipal Bonds – (continued)
Texas – (continued)
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (Baa2/NR) – (continued)
10,000,000	5.000	12/31/2031	11,293,461
3,040,000	5.000	12/31/2032	3,425,346
4,000,000	5.000	12/31/2033	4,498,201
5,000,000	5.000	12/31/2034	5,609,277
4,000,000	5.000	12/31/2035	4,477,654
4,030,000	5.000	12/31/2036	4,503,908
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (Baa3/NR)
9,840,000	5.000	12/31/2055	10,421,077
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (Baa3/NR)
7,215,000	5.000	06/30/2058	7,915,912
Texas Public Finance Authority RB Refunding for Southern University Series 2021 (NR/NR)
875,000	5.000	05/01/2028	978,871
1,600,000	5.000	05/01/2029	1,812,183
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (Baa1/A-)
1,380,000	5.000	08/15/2042	1,444,671
Texas Water Development Board RB for State Water Implementation Revenue Fund for Texas Series 2018 A (NR/AAA)
5,125,000	4.000	10/15/2034	5,590,131
Texas Water Development Board RB for State Water Implementation Revenue Fund for Texas Series 2018 B (NR/AAA)
8,825,000	4.000	10/15/2036	9,632,217
Texas Water Development Board RB for State Water Implementation Revenue Fund for Texas Series 2019 A (NR/AAA)
3,525,000	4.000	10/15/2036	3,839,266
Town of Little Elm Special Assessment RB for Spiritas East Public Improvement Project Series 2022 (NR/NR)(f)
139,000	3.250	09/01/2027	133,991
205,000	3.500	09/01/2032	191,316
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR)(f)
831,000	4.000	09/01/2047	770,815
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases 2-3 Project Series 2018 (NR/NR)(f)
95,000	4.750	09/01/2023	96,191
360,000	5.250	09/01/2028	383,213
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(f)
265,000	4.500	09/01/2027	271,713
United Independent School District GO Refunding Bonds Series 2020 (PSF-GTD) (Aaa/NR) (g)
500,000	0.000	08/15/2026	436,669

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
University Houston Consolidated RB Refunding Series 2017 C (Aa2/AA)
$8,500,000	3.250%	02/15/2041	$8,593,520
University of Texas System Revenue Financing System RB Refunding Series 2017 C (Aaa/AAA)
5,865,000	5.000	08/15/2026	6,588,482
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
655,000	5.000	09/01/2031	750,152
320,000	4.000	09/01/2033	336,498
950,000	3.000	09/01/2034	890,066
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
255,000	2.375	12/01/2025	244,954
308,000	2.875	12/01/2030	283,719
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2018 (NR/NR)
178,000	4.000	12/01/2023	179,969
520,000	4.250	12/01/2029	525,269
1,159,000	4.625	12/01/2035	1,170,121
1,604,000	5.000	12/01/2045	1,623,233
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (NR/NR)
325,000	3.000	08/15/2034	307,451
345,000	3.000	08/15/2036	321,131
745,000	3.000	08/15/2039	676,337

			806,313,904

Utah – 0.9%
Alpine School District Board of Education GO Refunding Bonds Series 2021A (SCH BD GTY) (NR/AAA)
5,945,000	4.000	03/15/2029	6,653,231
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)(f)
1,675,000	3.250	03/01/2031	1,537,015
1,875,000	3.500	03/01/2036	1,687,211
1,900,000	3.750	03/01/2041	1,707,220
Jordan School District GO School Building Bonds Series 2019 B (SCH BD GTY) (Aaa/NR)
1,625,000	5.000	06/15/2022	1,638,059
2,175,000	5.000	06/15/2023	2,262,206
2,355,000	5.000	06/15/2024	2,512,532
2,400,000	5.000	06/15/2025	2,626,929
2,750,000	5.000	06/15/2027	3,150,951
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)(f)
3,875,000	5.250	02/01/2040	3,632,280
Salt Lake City Corporation Airport RB Series 2018 A (AMT) (A2/A)
18,635,000	5.000	07/01/2037	20,638,732
Salt Lake City RB for International Airport Series 2017 A (AMT) (A2/A)
2,650,000	5.000	07/01/2047	2,879,724

Municipal Bonds – (continued)
Utah – (continued)
Salt Lake City RB for International Airport Series 2018 A (AMT) (A2/A)
5,000,000	5.000	07/01/2029	5,613,155
5,500,000	5.000	07/01/2030	6,156,567
4,860,000	5.000	07/01/2048	5,309,641
12,850,000	5.250	07/01/2048	14,218,453
Salt Lake City RB for International Airport Series 2021 A (AMT) (A2/A)
4,750,000	4.000	07/01/2040	4,944,801
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR/BB)(f)
500,000	4.000	07/15/2037	465,222
3,485,000	4.250	07/15/2050	3,144,999
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022B (NR/BB)(f)
155,000	5.750	07/15/2026	152,960
Utah Charter School Finance Authority RB for Bridge Elementary Project Series 2021A (NR/NR)(f)
890,000	4.000	06/15/2041	780,921
Utah Charter School Finance Authority RB Refunding for Summit Academy, Inc. Series 2019 A (UT CSCE) (NR/AA)
700,000	5.000	04/15/2039	787,886
625,000	5.000	04/15/2044	698,291
1,150,000	5.000	04/15/2049	1,277,528
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (Aa2/AA)(b)
3,065,000	4.000	06/15/2025	3,249,606

			97,726,120

Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000	05/01/2025	791,144
585,000	5.000	05/01/2026	628,389

			1,419,533

Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (Caa2/NR)(b)
1,410,000	5.000	04/25/2022	1,413,226
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (Caa2/NR)
700,000	5.000	10/01/2032	702,186
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (NR/NR)
4,700,000	5.000	10/01/2039	4,641,065
Virgin Islands Public Finance Authority RB Series 2014 A (AGM-CR) (A2/AA)(f)
5,000,000	5.000	10/01/2034	5,248,792

			12,005,269

Virginia – 1.9%
Chesapeake Bay Bridge & Tunnel District RB First Tier General Resolution Anticipation Notes Series 2019 (Baa2/BBB)
19,500,000	5.000	11/01/2023	20,370,318

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
City of Chesapeake IDA Pollution Control Refunding RB Series 2008A (Non-Amt) (BBB+/A) (PUTABLE)(a)(b)(d)
$1,700,000	1.900%	06/01/2023	$1,697,421
City of Hampton GO Public Improvement Bonds Series 2022A (Aa1/AA+)
4,895,000	5.000	09/01/2031	5,993,687
5,445,000	5.000	09/01/2032	6,768,487
City of Newport News GO Refunding Bonds Series 2021 (Aa1/AA+)
1,910,000	3.000	02/01/2028	2,007,044
1,900,000	3.000	02/01/2029	2,004,675
1,895,000	3.000	02/01/2030	2,002,861
1,885,000	3.000	02/01/2031	1,992,537
1,875,000	4.000	02/01/2032	2,152,321
1,890,000	4.000	02/01/2033	2,189,585
County of Arlington GO Bonds for Public Improvement Series 2019 (Aaa/AAA)
6,990,000	5.000	06/15/2030	8,299,839
County of Fairfax Sewer RB Refunding Series 2021 B (Aaa/AAA)
3,195,000	4.000	07/15/2040	3,579,320
3,370,000	4.000	07/15/2041	3,757,887
3,545,000	4.000	07/15/2042	3,929,586
County of Fairfax Sewer RB Series 2021 A (Aaa/AAA)
18,500,000	4.000	07/15/2051	20,067,013
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (NR/NR)
1,250,000	4.000	10/01/2042	1,286,775
Farms New Kent Community Development Authority Special Assessment Bond Series 2021 A (NR/NR)(f)
2,200,000	3.750	03/01/2036	2,102,490
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (NR/BBB-)
3,000,000	5.000	01/01/2040	3,303,808
Halifax County IDA Recovery Zone Facility RB Series 2010A (NON-AMT) (A2/BBB+) (PUTABLE)(a)(b)(d)
4,375,000	1.650	05/31/2024	4,318,670
Peninsula Ports Authority of Virginia Coal Terminal Revenue Refunding Bonds Series 2003 (BBB/NR) (PUTABLE)(a)(b)(d)
2,250,000	1.700	10/01/2022	2,249,587
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+)
305,000	5.000	04/01/2026	330,745
305,000	5.000	04/01/2027	336,016
350,000	5.000	04/01/2028	390,105
405,000	5.000	04/01/2029	456,908
305,000	5.000	04/01/2030	347,290
650,000	5.000	04/01/2031	738,299
265,000	5.000	04/01/2032	300,756
570,000	5.000	04/01/2033	646,205
345,000	5.000	04/01/2034	390,129
775,000	5.000	04/01/2035	875,410
375,000	5.000	04/01/2036	422,947
905,000	5.000	04/01/2037	1,018,278

Municipal Bonds – (continued)
Virginia – (continued)
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+) – (continued)
410,000	4.000	04/01/2039	426,639
265,000	4.000	04/01/2040	275,352
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B3/B-)
9,135,000	6.706	06/01/2046	9,264,483
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)(g)
122,865,000	0.000	06/01/2047	31,002,095
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (NR/CCC-)(g)
13,500,000	0.000	06/01/2047	2,794,167
Town of Louisa IDA Pollution Control Refunding RB Series 2008A (BBB+/A) (PUTABLE)(a)(b)(d)
1,000,000	1.900	06/01/2023	998,483
Town of Louisa IDA Pollution Control Refunding RB Series 2008C (BBB+/A) (PUTABLE)(a)(b)(d)
1,850,000	1.800	04/01/2022	1,850,000
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB-)
275,000	5.000	06/01/2028	303,077
325,000	5.000	06/01/2029	361,344
300,000	5.000	06/01/2030	335,500
275,000	5.000	06/01/2031	309,508
850,000	4.000	06/01/2036	872,385
Virginia Commonwealth Transportation Board RB Capital Project Series 2012 (Aa1/AA+)(b)
760,000	4.000	05/15/2022	762,694
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (Aa1/AA+)
4,345,000	1.400	12/01/2023	4,297,380
Virginia Housing Development Authority RB Series 2019 E (Aa1/AA+)
5,000,000	3.100	12/01/2045	4,675,030
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (WR/A)(b)
2,750,000	5.000	07/01/2025	2,989,872
2,000,000	5.000	07/01/2025	2,174,452
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (Baa3/NR)
2,580,000	5.000	12/31/2047	2,869,014
4,950,000	5.000	12/31/2049	5,496,402
2,835,000	5.000	12/31/2056	3,133,538
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (NR/BBB)
750,000	5.500	01/01/2042	756,332
Virginia Small Business Financing Authority Senior Lien Revenue and Refunding Bonds Series 2022 (AMT) (Baa1/NR)
1,875,000	5.000	12/31/2047	2,089,355
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (AMT) (NR/BBB-)
5,700,000	4.000	01/01/2048	5,775,864

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Small Business Financing Authority Solid Waste Disposal RB Series 2018 (B/NR)(a)(b)(f)
$300,000	5.000%	07/01/2038	$303,944
York County Economic Development Authority Pollution Control Refunding RB Series 2009A (NON-AMT) (BBB+/A) (PUTABLE)(a)(b)(d)
3,200,000	1.900	06/01/2023	3,195,146

			193,639,055

Washington – 2.0%
City of Seattle Limited Tax GO Improvement & Refunding Bonds Series 2015 A (Aaa/AAA)
5,000,000	5.000	06/01/2026	5,464,217
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (Aa2/AA)
3,340,000	4.000	01/01/2033	3,626,442
6,715,000	4.000	01/01/2034	7,283,301
11,655,000	4.000	01/01/2043	12,357,608
City of Seattle RB Refunding for Drainage & Wastewater Series 2014 (Aa1/AA+)
13,715,000	4.000	05/01/2044	14,100,555
City of Seattle RB Refunding for Drainage & Wastewater Series 2017 (Aa1/AA+)
6,555,000	4.000	07/01/2035	7,060,902
City of Seattle RB Refunding for Municipal Light & Power Series 2021 A (Aa2/AA)
10,295,000	4.000	07/01/2036	11,472,149
10,500,000	4.000	07/01/2037	11,644,251
7,735,000	4.000	07/01/2039	8,515,479
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (AMT) (NR/BB)
6,710,000	5.000	04/01/2030	6,856,306
Port of Seattle Intermediate Lien RB Series 2019 (AMT) (A1/A+)
9,295,000	5.000	04/01/2038	10,469,860
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2021C (A1/A+)
10,000,000	4.000	08/01/2041	10,438,240
Port of Seattle RB Refunding for Intermediate Lien Series 2021 C (AMT) (A1/A+)
5,000,000	5.000	08/01/2038	5,771,190
10,000,000	5.000	08/01/2039	11,479,672
Port of Seattle WA RB Series 2018 (A+/A1)
5,000,000	5.000	05/01/2043	5,462,645
State of Washington GO Bonds Various Purpose Series 2014 D (Aaa/AA+)
15,055,000	5.000	02/01/2026	15,896,322
State of Washington Various Purpose GO Refunding Bonds Series R-2015E (Aaa/AA+)
5,000,000	5.000	07/01/2030	5,381,179
University of Washington RB Refunding Series 2012 A (Aaa/AA+)(b)
2,500,000	5.000	07/01/2022	2,524,274
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
985,000	5.000	08/01/2036	1,118,420
1,715,000	5.000	08/01/2037	1,946,026
1,715,000	5.000	08/01/2038	1,943,373

Municipal Bonds – (continued)
Washington – (continued)
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
1,300,000	5.000	08/01/2035	1,477,344
2,930,000	5.000	08/01/2036	3,326,874
1,000,000	5.000	08/01/2039	1,131,630
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-3 (Baa1/A-)(a)(b)
4,310,000	5.000	08/01/2026	4,699,477
Washington Health Care Facilities Authority RB Refunding for Providence St. Joseph Health Obligated Group Series 2021 B (Aa3/AA-)(a)(b)
13,200,000	4.000	10/01/2030	14,614,109
Washington Healthcare Facilities Authority RB Series 2019B-1 (A-/BBB+)(a)(b)
5,400,000	5.000	08/01/2024	5,666,913
Washington Healthcare Facilities Authority RB Series 2019B-2 (A-/BBB+)(a)(b)
1,265,000	5.000	08/01/2025	1,352,946
Washington Higher Education Facilities Authority RB for Seattle University Series 2020 (NR/A)
1,000,000	4.000	05/01/2045	1,049,512
Washington State Convention Center Public Facilities District RB Series 2018 (Baa1/BBB-)
320,000	5.000	07/01/2029	359,437
6,825,000	5.000	07/01/2048	7,424,362
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (NR/NR)(f)
745,000	5.000	01/01/2034	771,946
1,400,000	5.000	01/01/2039	1,434,061
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (Aaa/AA+) (g)
6,855,000	0.000	06/01/2028	5,889,007

			210,010,029

West Virginia – 0.5%
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (NR/BBB-)
770,000	3.000	03/01/2035	709,686
2,165,000	3.000	03/01/2037	1,968,822
1,635,000	3.250	03/01/2041	1,474,180
State of West Virginia GO Bonds for State Road Series 2019 A (Aa2/AA-)
6,145,000	5.000	06/01/2035	7,245,071
State of West Virginia GO Bonds Series 2018 B (Aa2/AA-)
8,740,000	5.000	06/01/2035	10,117,265
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (AMT) (B2/B)(a)(b)
1,575,000	5.000	07/01/2025	1,646,242
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-) (PUTABLE)(a)(b)(d)
9,150,000	3.000	06/18/2027	9,157,794

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
West Virginia – (continued)
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (Baa1/BBB+)
$770,000	5.000%	01/01/2033	$866,735
910,000	5.000	01/01/2034	1,021,943
1,095,000	5.000	01/01/2035	1,227,076
2,330,000	5.000	01/01/2036	2,605,977
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (Baa1/NR)
2,325,000	5.000	09/01/2029	2,691,872
2,645,000	5.000	09/01/2030	3,042,749
2,100,000	5.000	09/01/2031	2,408,729
1,700,000	5.000	09/01/2032	1,947,003

			48,131,144

Wisconsin – 1.2%
Public Finance Authority Charter School RB Series 2021A (NR/NR)(f)
165,000	4.250	06/15/2031	151,713
Public Finance Authority Education RB Series 2022 (NR/NR)(f)
900,000	5.000	01/01/2042	918,023
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (Baa3/BBB)
1,000,000	4.300	11/01/2030	1,049,104
Public Finance Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 A (NR/NR)
2,000,000	5.000	11/15/2041	2,249,275
Public Finance Authority RB for Appalachian Regional Healthcare System Obligated Group Series 2021 A (NR/BBB)
265,000	5.000	07/01/2035	303,145
310,000	5.000	07/01/2036	354,280
265,000	5.000	07/01/2037	302,159
310,000	5.000	07/01/2038	352,404
310,000	5.000	07/01/2039	351,348
285,000	5.000	07/01/2040	322,054
310,000	5.000	07/01/2041	349,822
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A2/AA)
220,000	4.000	07/01/2026	234,338
220,000	4.000	07/01/2027	236,867
220,000	4.000	07/01/2028	238,607
220,000	4.000	07/01/2029	236,827
265,000	4.000	07/01/2030	284,423
355,000	4.000	07/01/2031	379,530
420,000	4.000	07/01/2032	446,713
175,000	4.000	07/01/2033	185,675
130,000	4.000	07/01/2034	137,795
155,000	4.000	07/01/2035	164,153
220,000	4.000	07/01/2036	232,689
220,000	4.000	07/01/2037	232,537
265,000	4.000	07/01/2038	279,453
265,000	4.000	07/01/2039	279,117
265,000	4.000	07/01/2040	278,480
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba1/NR)(f)
1,760,000	5.000	12/01/2035	1,877,019
1,950,000	5.000	12/01/2045	2,032,603

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB for Coral Academy Of Science Las Vegas Series 2021 A (NR/BBB-)
875,000	4.000	07/01/2041	886,722
1,000,000	4.000	07/01/2051	1,001,850
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (Ba1/NR)(f)
470,000	4.000	06/15/2030	472,593
815,000	5.000	06/15/2040	853,437
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(f)
1,650,000	4.000	03/01/2030	1,684,922
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-1 (NR/NR)*(f)
24,345	5.500	12/01/2048	12,173
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-2 (NR/NR)*(f)
51,733	7.250	12/01/2048	25,867
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)(f)
6,950,000	5.625	06/01/2050	6,397,861
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)(f)
7,575,000	6.500	06/01/2045	7,011,961
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
500,000	5.200	12/01/2037	548,332
Public Finance Authority RB for Providence St. Joseph Health Obligated Group Series 2021 (Aa3/AA-)(a)(b)
4,400,000	4.000	10/01/2030	4,868,067
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB+)(f)
2,470,000	6.000	07/01/2031	2,346,712
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (NR/BB)(f)
325,000	3.000	04/01/2025	325,239
500,000	5.000	04/01/2030	542,523
510,000	5.000	04/01/2040	546,031
Public Finance Authority RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)(f)
1,180,000	4.500	01/01/2035	1,133,414
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A3/A)
790,000	5.000	01/01/2026	868,596
635,000	5.000	01/01/2028	724,038
750,000	5.000	01/01/2029	866,965
1,000,000	5.000	01/01/2030	1,170,395
1,400,000	5.000	01/01/2032	1,626,016
950,000	5.000	01/01/2033	1,100,109
900,000	5.000	01/01/2036	1,034,707
500,000	5.000	01/01/2037	573,378
1,400,000	5.000	01/01/2039	1,596,723
500,000	5.000	01/01/2040	569,465
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)(f)
370,000	5.000	06/01/2029	390,142
710,000	5.000	06/01/2039	743,435

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
$1,000,000	4.000%	01/01/2030	$1,058,659
8,955,000	4.000	01/01/2046	9,049,747
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)(f)
545,000	4.000	09/01/2029	525,312
770,000	5.000	09/01/2039	773,276
Public Finance Authority RB Refunding for Renown Regional Medical Center Series 2020 B (AGM) (NR/AA)
5,000,000	3.090	06/01/2050	4,247,875
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB+)(f)
5,900,000	4.500	07/01/2048	5,714,091
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)(f)
2,770,000	6.125	10/01/2049	2,895,854
Public Finance Authority RB Refunding for Waste Management, Inc. Project Series 2016 A-2 (AMT) (NR/A-/A-2)
2,000,000	2.875	05/01/2027	2,006,480
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (NR/NR)
425,000	5.000	11/15/2044	458,608
570,000	5.000	11/15/2049	612,544
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (NR/BBB+)
6,000,000	5.250	07/01/2028	6,033,326
Public Finance Authority Student Housing RB Series 2021A-1 (NR/NR)(f)
630,000	4.000	07/01/2041	632,874
2,725,000	4.000	07/01/2051	2,655,999
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (Baa3/NR) (g)
9,655,000	0.000	12/15/2027	7,136,152
State of Wisconsin GO Bonds 2016 Series A (Aa1/AA+)
5,000,000	5.000	05/01/2033	5,426,304
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (NR/BBB)
350,000	4.000	03/15/2030	364,443
345,000	4.000	03/15/2040	357,678
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR)
1,185,000	3.000	02/01/2042	1,050,428
390,000	4.000	02/01/2045	402,791
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
565,000	3.000	12/01/2031	516,248
775,000	4.000	12/01/2041	745,319
Wisconsin Health & Educational Facilities Authority Refunding RB Series 2021B (NR/BBB-)
475,000	4.000	09/15/2036	481,801
460,000	4.000	09/15/2041	461,630
425,000	4.000	09/15/2045	420,524

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority Refunding RB Series 2022 (NR/BBB-)(h)
700,000	4.000	09/15/2036	667,439
680,000	4.000	09/15/2041	627,871
575,000	4.000	09/15/2045	517,284
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3/AA)(b)(e)
(SIFMA Municipal Swap Index Yield + 0.18%)
2,775,000	0.650	07/01/2026	2,775,000
Wisconsin Housing & Economic Development Authority Home Ownership RB 2021 Series D (GNMA/FHLMC/FNMA COLL) (AA/NR)(b)(e)
(SIFMA Municipal Swap Index Yield + 0.15%)
5,500,000	0.620	12/02/2024	5,458,583
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022A (NR/(P)BBB-)(h)
3,800,000	5.000	02/01/2042	4,059,796
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2018 A (NR/NR)(b)
225,000	4.000	09/15/2022	227,811
250,000	4.000	09/15/2023	257,825
365,000	4.000	09/15/2023	376,424

			123,377,822

Wyoming – 0.2%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A3/A)
22,700,000	3.625	07/15/2039	22,727,065

TOTAL MUNICIPAL BONDS
(Cost $10,354,940,147)			$10,220,599,201

Corporate Bonds – 0.6%
Commercial Services – 0.1%
Howard University Series (AA/NR)
$1,250,000	2.516%	10/01/25	$1,196,650
1,840,000	2.657	10/01/26	1,743,221
1,500,000	2.757	10/01/27	1,420,578
1,545,000	2.845	10/01/28	1,458,100

			5,818,549

Healthcare – Services – 0.1%
CommonSpirit Health
470,000	4.350	11/01/42	472,217
Prime Healthcare Foundation Inc Series (NR/NR)
4,975,000	7.000	12/01/27	5,331,963
Tower Health Series (BB-/NR)
3,060,000	4.451	02/01/50	2,295,000

			8,099,180

Leisure Time – 0.0%
YMCA of Greater New York Series (BBB/Baa2)
4,300,000	2.303	08/01/26	4,132,347

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Real Estate – 0.4%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)(i)
$5,825,000	9.750%	12/01/39	$5,865,542
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)(f)(i)
3,380,000	9.750	12/01/39	3,403,525
Benloch Ranch Improvement Association No. 2 (NR/NR)(f)(i)
14,700,000	10.000	12/01/51	14,275,611
Brixton Park Improvement Association No. 1 Series (NR/NR)(f)(i)
20,500,000	6.875	12/01/51	19,219,980

			42,764,658

TOTAL CORPORATE BONDS
(Cost $62,262,727)			$60,814,734

TOTAL INVESTMENTS – 98.7%
(Cost $10,417,202,874)			$10,281,413,935

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			136,722,732

NET ASSETS – 100.0%			$10,418,136,667

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2022. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(c)	Zero coupon bond until next reset date.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rates disclosed is that which is in effect on March 31, 2022.

(e)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	When-issued security.

(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(j)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	—Asset-Backed Security
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—American General Contractors-Interstate Commerce Commission
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax (subject to)
BAM	—Build America Mutual Assurance Co.
BHAC	—Berkshire Hathaway Assurance Corp.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. Insured Custodial Receipts
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
HUD SECT 8	—Hud Section 8
IDA	—Industrial Development Agency
LIBOR	—London Interbank Offered Rates
LP	—Limited Partnership
LT	—Limited Tax
MUN GOVT GTD	—Municipal Government Guaranteed NATL
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Bond Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FED	—School Board Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—Securities Industry and Financial Markets Association
SONYMA	—State of New York Mortgage Agency
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
TCRS	—Transferable Custody Receipts
USD	—United States Dollar
UT	—Unlimited Tax
UPMC	—University of Pittsburgh Medical Center
WR	—Withdrawn Rating

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10 Year Ultra Note	(3,163)	06/21/22	$(442,278,208)	$13,741,130
U.S. Treasury Ultra Bond	(1,208)	06/21/22	(222,109,526)	8,142,526

Total Futures Contracts				$21,883,656

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 03/20/2023	1.000%	0.733%	JPMorgan Chase Bank NA	03/20/2023	USD 1,000	$7,664	$(4,799)	$12,463
California State Various Purpose GO Bonds Series 2003, 5.000%, 03/20/2023	1.000	0.733	Bank of America NA	03/20/2023	1,000	7,663	(4,799)	12,462

TOTAL						$15,327	$(9,598)	$24,925

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 97.3%
Alabama – 1.6%
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 A (NR/NR)(a)
$5,720,000	6.000%	07/01/2045	$5,263,460
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 B (NR/NR)(a)
2,880,000	8.000	07/01/2028	2,842,747
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B1/BB-)
19,250,000	5.750	10/01/2049	21,385,834
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
2,625,000	5.000	10/01/2030	2,910,057
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (A2/AA)
2,205,000	5.500	10/01/2053	2,363,472
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (A2/AA)(b)
5,750,000	0.000	10/01/2038	5,869,261
6,000,000	0.000	10/01/2042	6,124,596
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
8,300,000	6.000	10/01/2042	9,185,472
19,850,000	7.000	10/01/2051	22,249,093
81,815,000	6.500	10/01/2053	91,094,793
Midcity Improvement District Special Assessment RB Series 2022 (NR\NR)
1,085,000	4.500	11/01/2042	959,665
1,000,000	4.750	11/01/2049	881,301

			171,129,751

Alaska – 0.0%
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 A-1 (NR/BBB+)
3,050,000	4.000	06/01/2050	3,054,746

American Samoa – 0.0%
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)(a)
2,085,000	3.720	09/01/2027	2,003,678
American Samoa Economic Development Authority RB Series 2021 A (Ba3/NR)(a)
1,400,000	5.000	09/01/2038	1,581,003

			3,584,681

Arizona – 1.7%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)(c)
(3M USD LIBOR + 0.81%)
63,640,000	1.458	01/01/2037	61,236,985
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
665,000	4.000	07/01/2047	686,867

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (NR/A)
1,500,000	4.000	11/01/2049	1,536,200
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2020 A (NR/A)
1,975,000	4.000	11/01/2045	2,046,627
2,350,000	4.000	11/01/2050	2,420,093
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC+)
1,000,000	5.000	01/01/2043	784,581
5,250,000	4.500	01/01/2049	3,681,975
3,300,000	5.000	01/01/2054	2,457,859
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC+)
275,000	5.000	01/01/2037	214,676
200,000	5.000	01/01/2038	154,538
650,000	5.000	01/01/2043	481,402
3,450,000	5.000	01/01/2049	2,466,267
1,100,000	5.125	01/01/2054	787,211
Arizona Industrial Development Authority RB for Kipp New York, Inc. Macombs Facility Series 2021 A (NR/BBB-)
3,750,000	4.000	07/01/2061	3,559,488
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (Baa3/NR)
1,000,000	5.000	05/01/2038	995,196
2,780,000	5.000	05/01/2043	2,714,917
3,450,000	5.000	05/01/2048	3,297,741
2,000,000	5.000	05/01/2051	1,894,565
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)(a)
925,000	4.000	12/15/2041	895,508
2,115,000	4.000	12/15/2051	1,962,180
Arizona Industrial Development Authority RB Refunding for Doral Academy of Northern Nevada Obligated Group Series 2021 A (Ba1/NR)(a)
470,000	4.000	07/15/2051	436,273
445,000	4.000	07/15/2056	403,405
Arizona Industrial Development Authority RB Refunding for Pinecrest Academy of Nevada Series 2020 A-1 (NR/BB+)(a)
10,845,000	5.000	07/15/2053	11,422,938
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (A1/A)
1,625,000	3.000	07/01/2049	1,436,565
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A1/A)
1,085,000	4.000	07/01/2044	1,117,377
3,540,000	5.000	07/01/2044	3,912,953
2,710,000	3.250	07/01/2049	2,346,612
1,625,000	5.000	07/01/2049	1,785,716

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
County of Maricopa IDA Education RB Series 2021A (BB+/NR)(a)
$1,625,000	4.000%	07/01/2051	$1,539,037
1,250,000	4.000	07/01/2056	1,157,736
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (BB+/NR)(a)
3,400,000	5.000	07/01/2044	3,370,148
County of Maricopa IDA Exempt Facilities RB for Commercial Metals Company Project Series 2022 (Ba2\BB+)(a)
8,400,000	4.000	10/15/2047	8,293,929
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
625,000	3.500	07/01/2029	613,589
595,000	4.100	07/01/2034	583,733
1,869,000	4.750	07/01/2043	1,825,819
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
6,600,000	5.000	05/15/2056	7,009,044
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)*(a)
3,100,000	6.000	08/01/2028	2,170,000
16,130,000	6.250	08/01/2040	11,291,000
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB)
580,000	4.000	02/15/2051	587,349
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (NR/BB)(a)
700,000	5.000	07/01/2050	740,884
1,340,000	5.000	07/01/2054	1,414,821
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(a)
1,885,000	5.250	10/01/2040	2,034,904
1,885,000	5.500	10/01/2051	2,035,501
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
1,500,000	5.000	07/01/2049	1,663,566
1,650,000	5.000	07/01/2054	1,823,960
Maricopa County Pollution Control Corp Pollution Control Revenue Refunding Bonds Series A (A-/BBB+)
4,700,000	2.400	06/01/2035	4,096,936
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)(a)
250,000	5.500	05/01/2040	254,747
950,000	5.750	05/01/2050	969,607
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (A3/A-)
5,350,000	4.500	06/01/2030	5,372,306
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (A3/A-)
3,390,000	4.000	09/01/2029	3,450,661
Tempe Industrial Development Authority RB for Tempe Life Care Village Obligated Group Series 2019 (NR/NR)
1,520,000	5.000	12/01/2050	1,599,864
1,900,000	5.000	12/01/2054	1,994,750

Municipal Bonds – (continued)
Arizona – (continued)
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (Baa3/NR)
850,000	5.000	07/01/2037	933,885
1,000,000	5.000	07/01/2042	1,090,424

			185,054,915

Arkansas – 0.2%
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (NR/A)
7,235,000	5.000	12/01/2047	8,102,660
5,370,000	3.200	12/01/2049	4,833,011
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
675,000	4.250	07/01/2041	684,354
775,000	3.500	07/01/2046	669,276
1,150,000	4.000	07/01/2052	1,081,187
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
5,090,000	3.500	07/01/2038	5,061,242

			20,431,730

California – 9.3%
ABC Unified School District GO Bonds Series 2001 C (NATL) (Aa2/AA-)(d)
1,600,000	0.000	08/01/2026	1,444,425
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (A1/A-)(e)
3,000,000	5.000	08/01/2025	3,285,065
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (Aa2/AA)(d)
4,995,000	0.000	08/01/2037	3,051,512
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (A2/AA)(d)
1,850,000	0.000	08/01/2036	1,077,105
Atwater Wastewater RB Refunding Series 2017 A (AGM) (NR/AA)
465,000	5.000	05/01/2040	515,412
1,000,000	5.000	05/01/2043	1,108,914
Bay Area Toll Authority RB Refunding for San Francisco Bay Area Series 2019 S-8 (A1/AA-)
2,350,000	3.000	04/01/2054	2,105,013
Beaumont Community Facilities District No. 93-1 Special Tax for Improvement Area No 8F Series 2020 (NR/NR)
2,750,000	4.000	09/01/2050	2,777,627
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (A2/AA)(d)
1,055,000	0.000	08/01/2025	966,282
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (NR/BB)
2,755,000	5.250	05/01/2048	2,966,714
2,850,000	5.250	05/01/2053	3,061,023

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Community Housing Agency Aster Apartments RB Series 2021 A-1 (NR/NR)(a)
$6,450,000	4.000%	02/01/2056	$6,051,771
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-2 (NR/NR)(d)
12,620,000	0.000	06/01/2055	2,666,102
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
1,350,000	5.000	06/01/2050	1,461,258
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
900,000	5.000	06/01/2049	977,615
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(d)
7,375,000	0.000	06/01/2055	1,558,043
California County Tobacco Securitization Agency RB Refunding Series 2020 A (NR/BBB+)
875,000	4.000	06/01/2049	904,527
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB-)
620,000	5.000	06/01/2049	670,837
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)(d)
88,785,000	0.000	06/01/2055	16,180,090
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)(d)
145,220,000	0.000	06/01/2055	17,927,453
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (Baa3/NR)
565,000	5.000	08/01/2050	622,718
775,000	5.000	08/01/2055	848,326
425,000	5.000	08/01/2057	463,619
California Enterprise Development Authority RB Refunding for Rocklin Academy Obligated Group Series 2021 A (NR/BB+)(a)
625,000	4.000	06/01/2051	601,016
595,000	4.000	06/01/2061	557,035
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A1/AA)
1,500,000	5.000	02/01/2042	1,669,099
4,000,000	5.000	02/01/2047	4,431,737
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A1/A+)
8,100,000	5.000	11/15/2056	9,112,435
California Health Facilities Financing Authority RB Refunding for CommonSpirit Health Obligated Group Series 2020 A (Baa1/A-)
15,570,000	4.000	04/01/2049	15,842,693
California Infrastructure & Economic Development Bank RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)(a)
1,000,000	5.000	01/01/2055	1,001,932

Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority RB for CHF-Riverside II LLC UCR North District Phase 1 Student Housing Project Series 2019 (Baa3/NR)
1,400,000	5.000	05/15/2049	1,523,627
950,000	5.000	05/15/2052	1,032,574
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/A-)
1,800,000	5.000	02/01/2042	2,012,472
17,675,000	5.000	02/01/2047	19,642,065
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (NR/NR)
7,605,000	5.000	12/31/2043	8,281,875
California Municipal Finance Authority RB for P3 Claremont Holdings LLC Series 2020 A (NR/NR)(a)
1,135,000	5.000	07/01/2052	1,167,543
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
1,510,000	4.000	07/01/2051	1,549,932
1,035,000	4.000	07/01/2055	1,056,822
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
250,000	5.000	10/01/2034	280,941
250,000	5.000	10/01/2036	280,331
300,000	5.000	10/01/2037	336,061
300,000	5.000	10/01/2038	336,024
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)(a)
1,090,000	5.000	10/01/2049	1,134,353
1,740,000	5.000	10/01/2054	1,804,563
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (NR/NR)
10,375,000	5.000	12/31/2037	11,372,900
California Pollution Control Financing Authority RB for Mission Rock Utilities, Inc. Series 2020 (NR/NR)(a)
8,900,000	4.000	11/01/2023	8,661,933
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(a)
6,795,000	6.750	12/01/2028	5,493,825
45,930,000	7.500	12/01/2040	32,245,597
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)(a)
15,850,000	5.000	11/21/2045	17,325,671
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(a)
1,540,000	5.000	06/15/2050	1,571,652
1,030,000	5.000	06/15/2055	1,048,784
California School Finance Authority Charter School RB for River Springs Charter School Series 2022A (NR/BB)(a)
1,330,000	5.000	07/01/2052	1,356,901
4,190,000	5.000	07/01/2061	4,231,958
California School Finance Authority Charter School RB for Valley International Prepatory High School Project Series 2022A (NR\NR)(a)
1,230,000	5.250	03/01/2062	1,136,805

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)(a)
$3,300,000	5.000%	10/01/2050	$3,588,725
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)(a)
1,450,000	4.000	10/01/2046	1,486,576
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)(a)
1,700,000	5.000	07/01/2050	1,790,229
1,000,000	5.000	07/01/2058	1,048,251
California School Finance Authority RB for iLEAD Lancaster Series 2021 A (ST INTERCEPT) (ST INTERCEPT) (NR/NR)(a)
600,000	5.000	06/01/2051	618,151
1,220,000	5.000	06/01/2061	1,244,927
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (NR/BB+)(a)
820,000	5.000	07/01/2045	858,389
1,240,000	5.000	07/01/2055	1,287,682
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 A (NR/NR)(a)
600,000	4.000	06/01/2041	574,295
700,000	4.000	06/01/2051	643,108
1,220,000	4.000	06/01/2061	1,080,985
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 A (NR/BB+)(a)
2,420,000	5.000	07/01/2059	2,547,375
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 B (NR/BB+)(a)
975,000	4.000	07/01/2045	975,182
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
825,000	5.000	09/01/2030	878,810
885,000	5.000	09/01/2037	938,623
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)(a)
2,880,000	7.250	09/01/2050	2,961,255
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
3,245,000	4.000	09/01/2051	3,235,025
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
850,000	4.000	09/02/2044	862,584
685,000	5.000	09/02/2049	755,571
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
1,495,000	5.000	09/02/2038	1,655,884
575,000	5.000	09/02/2043	628,842
1,785,000	5.000	09/02/2048	1,939,184

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
1,345,000	5.000	09/02/2039	1,488,108
895,000	5.000	09/02/2044	980,797
945,000	5.000	09/02/2048	1,030,078
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 B (NR/NR)
950,000	5.000	09/02/2039	1,042,587
1,080,000	5.000	09/02/2044	1,175,447
1,570,000	5.000	09/02/2049	1,698,615
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)(a)
375,000	5.000	06/01/2034	404,172
475,000	5.000	06/01/2039	508,256
1,340,000	5.000	06/01/2051	1,413,238
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/2043	1,948,747
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (NR/BB-)(a)
950,000	5.250	12/01/2043	1,073,694
9,000,000	5.500	12/01/2058	10,203,372
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/BBB+)
500,000	5.000	08/01/2038	554,368
3,000,000	4.000	08/01/2045	3,041,074
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (NR/B)(a)
2,350,000	5.250	07/01/2039	2,366,684
3,125,000	5.250	07/01/2049	3,080,182
1,450,000	5.250	07/01/2052	1,421,872
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(a)
475,000	3.000	11/01/2022	477,562
935,000	5.000	11/01/2032	1,030,828
1,875,000	5.000	11/01/2041	2,035,064
California Statewide Communities Development Authority RB Refunding for Enloe Medical Center Series 2015 (CA MTG INS) (NR/AA-)
2,875,000	5.000	08/15/2038	3,182,397
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
1,200,000	5.000	04/01/2047	1,319,257
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB-)
7,460,000	5.500	12/01/2054	8,004,449

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
$1,230,000	4.000%	09/02/2050	$1,238,499
945,000	5.000	09/02/2050	1,028,623
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
2,220,000	5.000	09/02/2038	2,438,613
2,500,000	5.000	09/02/2048	2,706,983
California Statewide Communities Development Authority Special Assessment Series 2021 A (NR/NR)
2,000,000	4.000	09/02/2041	2,002,122
2,000,000	4.000	09/02/2051	1,956,047
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
7,250,000	5.000	05/15/2042	7,936,070
5,750,000	5.000	05/15/2047	6,257,128
5,640,000	5.000	05/15/2050	6,129,088
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)(d)
35,600,000	0.000	06/01/2046	5,845,837
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL) (Baa2/NR)(d)
7,000,000	0.000	09/01/2033	4,698,039
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
190,000	3.000	09/01/2037	175,717
195,000	3.000	09/01/2038	178,916
205,000	3.000	09/01/2039	186,813
210,000	3.000	09/01/2040	189,014
715,000	3.125	09/01/2044	637,754
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
1,250,000	4.000	09/01/2050	1,238,961
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
2,100,000	4.000	09/01/2051	2,078,572
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)(a)
1,500,000	4.000	09/01/2051	1,511,726
City of Calimesa CA Community Facilities District No. 2018-1 Special Tax Series 2020 (NR/NR)
865,000	4.000	09/01/2045	878,804
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
515,000	4.000	09/01/2040	528,058
1,500,000	4.000	09/01/2045	1,523,937
3,000,000	4.000	09/01/2050	3,031,452
City of Dublin Community Facilities District No. 2015-1 Special Tax Bonds for Improvement Area No. 3 Series 2021 (NR/NR)
740,000	4.000	09/01/2051	743,153
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)(a)
2,850,000	5.000	09/01/2050	3,119,325

Municipal Bonds – (continued)
California – (continued)
City of Fontana Community Facilities District No. 90 Special Tax for Summit at Rosena Phase One Series 2021 (NR/NR)
425,000	4.000	09/01/2046	428,888
500,000	4.000	09/01/2051	502,733
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/2045	3,168,369
City of Oakland GO Bonds Series 2020 B-1 (Aa1/AA)
4,750,000	3.000	01/15/2050	4,264,384
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
950,000	4.000	09/01/2050	961,323
City of Oroville RB for Oroville Hospital Series 2019 (NR/B+)
1,900,000	5.250	04/01/2034	2,054,832
3,565,000	5.250	04/01/2039	3,830,987
7,730,000	5.250	04/01/2049	8,196,016
13,840,000	5.250	04/01/2054	14,603,050
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Refunding Bonds Series 2021 (NR/NR)
640,000	3.000	09/01/2031	597,903
450,000	4.000	09/01/2041	454,351
550,000	4.000	09/01/2051	544,388
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
1,200,000	4.000	09/02/2037	1,242,691
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (NR/A-)
600,000	5.000	09/02/2030	607,659
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
500,000	5.000	09/01/2044	544,138
700,000	5.000	09/01/2049	759,213
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
325,000	4.000	09/01/2035	336,537
375,000	4.000	09/01/2040	383,143
425,000	4.000	09/01/2045	430,252
950,000	4.000	09/01/2050	951,828
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
475,000	4.000	09/01/2045	480,870
640,000	4.000	09/01/2050	641,232
City of Sacramento Greenbriar Community Facilities District No. 2018-03 Special Tax Bonds for Improvement Area No. 1 Series 2021 (NR/NR)
1,125,000	4.000	09/01/2046	1,114,122
1,400,000	4.000	09/01/2050	1,373,721
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(a)
280,000	5.000	09/01/2032	301,186
700,000	5.000	09/01/2037	751,281
1,745,000	5.000	09/01/2047	1,858,099

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
City of San Luis Obispo Community Facilities District No. 2019-1 Special Tax Bonds Series 2021 (NR/NR)
$500,000	4.000%		09/01/2046	$504,574
650,000	4.000		09/01/2051	651,521
City of Santa Paula Special Tax for Harvest Community Facilities District No. 1 Series 2020 (NR/NR)
1,100,000	4.000		09/01/2045	1,112,804
1,500,000	4.000		09/01/2050	1,508,221
City of Tracy Community Facilities District No. 2016-2 ECFD Special Tax Bonds Series 2019 (NR/NR)
405,000	5.000		09/01/2044	443,736
535,000	5.000		09/01/2049	583,949
CMFA Special Finance Agency Essential Housing RB Series 2021A-1 (NR/NR)(a)
4,465,000	3.000		12/01/2056	3,276,070
CMFA Special Finance Agency VIII Essential Housing RB 2021A-1 (NR/NR)(a)
5,500,000	3.000		08/01/2056	4,223,042
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
1,225,000	5.000		09/01/2044	1,327,830
200,000	4.000		09/01/2045	203,432
1,420,000	5.000		09/01/2049	1,534,105
County of Madera Community Facilities District No. 2017-1 Special Tax Series 2020 (NR/NR)
1,985,000	4.000		09/01/2040	2,025,226
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
695,000	3.000		09/01/2050	574,284
1,875,000	4.000		09/01/2050	1,892,631
CSCDA Community Improvement Authority Essential Housing RB Series 2021A-2 (NR/NR)(a)
13,500,000	3.000		12/01/2056	10,292,395
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-1 (NR\NR)(a)
4,675,000	3.600		05/01/2047	4,103,816
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL) (Baa2/A-)(d)
1,305,000	0.000		08/01/2027	1,121,899
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
2,285,000	5.000		09/01/2037	2,513,725
6,680,000	5.000		09/01/2047	7,241,560
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
455,000	3.125		09/01/2044	395,898
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL) (Baa2/NR)(d)
5,400,000	0.000		08/01/2032	3,870,695
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (AGC) (WR/AA)(d)
4,180,000	0.000		04/01/2029	3,432,642
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL) (Aa2/AA-)(d)
3,460,000	0.000		10/01/2032	2,504,193

Municipal Bonds – (continued)
California – (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (A2/AA)(d)
12,000,000	0.000		01/15/2035	7,770,065
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (Baa2/A-)(f)
37,510,000	3.950		01/15/2053	38,138,923
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (A2/AA)(b)
1,000,000	0.000		01/15/2032	1,103,010
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (BBB-/NR)
22,000,000	3.850		06/01/2050	21,147,425
Golden State Tobacco Securitization Settlement Corp ABS Bond Series 2021B-2 (NR/NR)(d)
44,805,000	0.000		06/01/2066	5,445,662
Golden Valley Unified School District Financing Authority RB for Golden Valley Unified School District Community Facilities District No. 2017-1 Series 2021 A (NR/NR)
225,000	4.000		09/01/2046	228,123
470,000	4.000		09/01/2051	474,782
705,000	4.000		09/01/2056	710,619
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (NR/AA)(a)
1,825,000	4.000		06/01/2046	1,926,291
1,250,000	4.000		06/01/2051	1,311,610
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/CCC)(d)
100,945,000	0.000		06/01/2036	40,126,536
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (NR/CCC)(d)
51,235,000	0.000		06/01/2047	9,645,593
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (NR/CCC)(d)
260,660,000	0.000		06/01/2057	11,919,669
Irvine Community Facilities District No. 2013-3 Special Tax Series 2018 (AGM) (NR/AA)
1,150,000	5.000		09/01/2051	1,271,744
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,655,000	5.000		09/01/2047	1,810,430
1,925,000	5.000		03/01/2057	2,091,029
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000		09/01/2043	2,858,454
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (NR/A-)
215,000	6.625		08/01/2024	215,713
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (Aa2/AA-)
49,925,000	0.000	(d)	08/01/2050	16,245,949

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (NR/A)
$1,625,000	6.750%	09/01/2026	$1,630,142
1,500,000	7.000	09/01/2031	1,505,202
875,000	7.250	09/01/2038	878,275
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (Aa3/NR)(d)
3,760,000	0.000	08/01/2035	2,415,885
Moreno Valley Unified School District GO Bonds Series 2014 C (BAM) (Aa3/AA)
950,000	3.000	08/01/2050	846,672
M-S-R Energy Authority Gas RB Series 2009 A (NR/BBB+)
14,850,000	6.500	11/01/2039	20,128,192
M-S-R Energy Authority Gas RB Series 2009 B (NR/BBB+)
2,000,000	6.500	11/01/2039	2,710,868
M-S-R Energy Authority Gas RB Series 2009 C (NR/BBB+)
9,410,000	6.125	11/01/2029	10,828,315
21,765,000	6.500	11/01/2039	29,501,016
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (Aa3/AA)(b)
7,000,000	0.000	08/01/2030	7,629,521
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (AGC) (Aa3/AA)(d)
860,000	0.000	08/01/2025	791,568
1,105,000	0.000	08/01/2026	988,225
5,550,000	0.000	08/01/2030	4,338,986
7,855,000	0.000	08/01/2032	5,699,513
7,000,000	0.000	08/01/2034	4,703,460
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
2,925,000	5.250	08/15/2045	3,125,631
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000	08/15/2027	278,360
200,000	5.000	08/15/2028	225,939
2,900,000	5.000	08/15/2047	3,173,839
Orange County Community Facilities District Special Tax RB Series 2020 A (NR/NR)
1,015,000	4.000	08/15/2040	1,040,609
940,000	4.000	08/15/2050	949,802
Oxnard School District GO Bonds Series B (BAM) (AA/NR)(f)
7,800,000	4.000	08/01/2047	8,535,127
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (A2/AA)
11,500,000	5.000	11/01/2047	13,089,993
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A2/AA)
10,750,000	7.000	08/01/2038	13,941,033
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL) (Aa2/AA)(d)
1,840,000	0.000	08/01/2025	1,694,144
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (Aa2/AA-)(d)
1,300,000	0.000	08/01/2040	688,746

Municipal Bonds – (continued)
California – (continued)
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/2030	514,389
650,000	4.000	09/01/2031	667,721
900,000	3.000	09/01/2032	860,009
820,000	3.000	09/01/2033	779,008
750,000	3.000	09/01/2034	708,616
Rancho Cordova Community Facilities District No. 2018-1 Special Tax for Grantline 208 Series 2019 (NR/NR)
400,000	5.000	09/01/2049	435,560
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (Aa3/AA)(d)
6,200,000	0.000	08/01/2036	3,624,713
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/2031	4,980,615
880,000	5.250	09/01/2034	905,823
6,815,000	5.500	09/01/2045	7,010,110
River Islands Public Financing Authority Community Facilities District No. 2021-1 Special Tax Series 2021 (NR/NR)
610,000	4.000	09/01/2046	612,367
1,400,000	4.000	09/01/2051	1,402,790
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/2045	23,144,164
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (NR/A)(d)
2,220,000	0.000	10/01/2033	1,517,591
2,220,000	0.000	10/01/2035	1,403,163
1,840,000	0.000	10/01/2037	1,074,650
5,100,000	0.000	10/01/2038	2,857,527
8,425,000	0.000	10/01/2039	4,524,983
13,395,000	0.000	10/01/2040	6,891,154
7,275,000	0.000	10/01/2041	3,583,534
6,360,000	0.000	10/01/2042	2,999,275
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (NR/A)(e)
2,000,000	5.750	06/01/2023	2,093,122
Riverside County Transportation Commission Toll Revenue Senior Lien Refunding Bonds 2021 Series B-1 (A/BBB+)
5,150,000	4.000	06/01/2046	5,349,015
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
395,000	4.000	09/01/2045	401,304
835,000	4.000	09/01/2050	843,754
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000	09/01/2029	851,171
1,865,000	5.000	09/01/2033	2,042,467
2,250,000	5.000	09/01/2035	2,457,961

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
$1,000,000	5.000%	09/01/2049	$1,075,605
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL) (Aa3/AA-)(c)
(3M USD LIBOR + 0.55%)
3,920,000	0.900	06/01/2034	3,734,546
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL) (A1/A+)(d)
1,420,000	0.000	08/01/2025	1,299,735
San Diego County Regional Airport Authority RB Refunding Series 2019 B (AMT) (NR/A-)
1,000,000	4.000	07/01/2044	1,023,412
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (Aa2/AA-)(d)
10,000,000	0.000	07/01/2030	7,968,214
3,005,000	0.000	07/01/2031	2,310,175
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 E (AMT) (A1/A)
1,450,000	4.000	05/01/2050	1,482,047
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba1/NR)
1,370,000	4.000	08/01/2032	1,357,249
1,560,000	4.000	08/01/2033	1,541,092
1,680,000	4.000	08/01/2034	1,655,446
1,810,000	4.000	08/01/2035	1,779,169
1,945,000	4.000	08/01/2036	1,907,229
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (NR/A)(e)
3,000,000	5.000	01/15/2025	3,242,004
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL) (Aa2/A+)(d)
1,580,000	0.000	08/01/2024	1,503,885
1,595,000	0.000	08/01/2025	1,479,706
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/2042	2,020,266
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/2044	2,022,682
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (NR/AA)
2,000,000	5.000	07/01/2042	2,014,563
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)(d)
88,700,000	0.000	06/01/2056	10,660,507
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/2042	4,076,614
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/NR)
4,650,000	4.000	09/01/2050	4,688,763

Municipal Bonds – (continued)
California – (continued)
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-2 (NR/NR)(d)
16,700,000	0.000	06/01/2060	2,826,353
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/BBB+)
4,740,000	5.000	06/01/2048	5,233,912
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (NR/BBB-)
3,615,000	5.000	06/01/2048	3,915,716
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)(d)
9,510,000	0.000	06/01/2054	1,693,832
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
995,000	5.000	10/01/2045	1,150,285
1,090,000	2.400	10/01/2049	1,059,741
1,045,000	5.000	10/01/2049	1,202,598
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/2040	799,318
1,000,000	5.000	09/01/2045	1,061,434
University of California RB Refunding Series 2013 AL-2 (Aa2/VMIG1/AA/A-1+)(f)
15,000,000	0.080	05/15/2048	15,000,000
University of California RB Refunding Series 2021 Q (Aa3/AA-)
7,050,000	3.000	05/15/2051	6,211,628
Washington Unified School District GO Bonds Series 2020 A (AGM) (Aa2/AA)
3,950,000	3.000	08/01/2045	3,645,479
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
1,400,000	5.000	09/01/2047	1,493,313
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (Aa2/AA)(d)
8,360,000	0.000	08/01/2034	5,706,569
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (Aa2/AA-)(b)
19,135,000	0.000	08/01/2042	16,845,907

			993,860,043

Colorado – 5.4%
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,575,000	4.700	12/01/2047	1,507,079
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
610,000	5.000	12/01/2037	620,414
613,000	5.125	12/01/2047	619,691
Aurora Crossroads Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,480,000	5.000	12/01/2040	1,521,204
2,610,000	5.000	12/01/2050	2,629,078

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Aurora Crossroads Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
$4,000,000	7.750%	12/15/2050	$3,900,144
Banning Lewis Ranch Metropolitan District No. 8 GO Bonds Series 2021 (NR/NR)(a)
4,000,000	4.875	12/01/2051	3,501,146
Banning Lewis Ranch Regional Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
4,690,000	5.750	12/01/2051	4,414,566
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
3,250,000	5.500	12/01/2050	3,136,256
Belford North Metropolitan District GO Bonds Series 2020 B (NR/NR)
6,000,000	8.500	12/15/2050	5,862,346
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)(a)(b)
1,930,000	0.000	12/01/2049	1,577,918
Bent Grass Metropolitan District Refunding GO Bonds Series 2020 (NR/NR)(a)
1,185,000	5.250	12/01/2049	1,215,602
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000	12/15/2047	656,454
Brighton Crossing Metropolitan District No. 6 GO Bonds Series 2020 A (NR/NR)
1,500,000	5.000	12/01/2050	1,508,353
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)(a)
1,300,000	5.000	12/01/2049	1,333,202
Broadway Station Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
2,500,000	5.125	12/01/2048	2,572,224
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)
1,000,000	6.375	12/15/2047	1,019,533
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375	12/01/2048	2,302,822
Canyon Pines Metropolitan District Special Improvement District No. 1 Special Assessment Bond Series 2021 A-2 (NR/NR)
6,500,000	3.750	12/01/2040	5,613,938
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/2037	1,777,330
4,000,000	6.125	12/01/2047	4,068,239
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/2047	2,034,119
Cascade Ridge Metropolitan District GO Bonds Series 2021 (NR/NR)
2,500,000	5.000	12/01/2051	2,268,628
Castleview Metropolitan District LT GO Bonds Series 2021A3 (NR/NR)
4,220,000	5.000	12/01/2050	3,855,863

Municipal Bonds – (continued)
Colorado – (continued)
Chambers Highpoint Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
835,000	5.000	12/01/2051	783,949
Cherry Creek South Metropolitan District Lt Go Bonds Series 2021 (NR/NR)
9,400,000	6.000	12/01/2051	8,824,314
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
2,575,000	5.350	12/01/2050	2,563,579
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375	12/15/2047	498,304
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
762,000	4.375	12/01/2032	768,966
Clear Creek Transit Metropolitan District No. 2 GO Bonds Series 2021 A (NR/NR)
580,000	5.000	12/01/2041	582,526
1,000,000	5.000	12/01/2050	984,954
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (NR/NR)
2,075,000	4.000	10/01/2061	1,996,244
Colorado Educational & Cultural Facilities Authority RB for Aspen View Academy, Inc. Series 2021 (Baa3/NR)
475,000	4.000	05/01/2051	475,362
550,000	4.000	05/01/2061	533,311
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (ST INTERCEPT) (Ba2/NR)(a)
900,000	5.000	02/01/2051	923,706
1,335,000	5.000	02/01/2061	1,363,280
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)(a)
6,000,000	5.000	10/01/2049	6,188,677
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (Baa3/NR)
2,750,000	5.000	11/01/2054	2,854,945
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (NR/NR)(e)
3,500,000	5.000	12/01/2022	3,584,564
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (NR/NR)(e)
3,000,000	5.750	12/01/2023	3,194,440
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
2,650,000	4.000	09/01/2050	2,739,388
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (WR/NR)(e)
3,000,000	5.625	06/01/2023	3,133,275
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Obligated Group Series 2021 (NR/NR)
950,000	4.000	01/01/2042	932,132

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
$4,315,000	4.000%	08/01/2044	$4,501,748
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
7,170,000	5.000	08/01/2044	8,031,964
2,135,000	3.250	08/01/2049	1,881,818
4,620,000	4.000	08/01/2049	4,790,834
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (NR/NR)(e)
4,410,000	5.000	06/01/2027	5,002,921
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (NR/A+)
2,045,000	4.000	11/01/2039	2,181,842
8,790,000	5.000	11/01/2039	9,988,812
4,790,000	5.000	11/01/2044	5,383,366
2,300,000	5.000	11/01/2049	2,569,210
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (NR/NR)
965,000	5.000	12/31/2047	1,040,677
965,000	5.000	12/31/2051	1,039,337
2,980,000	5.000	12/31/2056	3,205,426
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)
3,000,000	5.750	12/01/2047	3,010,200
Conestoga Metropolitan District LT GO Refunding & Improvement Bonds Series 2021A3 (NR/NR)
850,000	5.250	12/01/2051	818,632
Constitution Heights Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,760,000	5.000	12/01/2049	1,792,551
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
4,240,000	5.000	12/01/2039	4,256,298
1,750,000	5.000	12/01/2043	1,754,156
Copperleaf Metropolitan District GO LT Bonds Series 2021 (NR/NR)
3,600,000	4.875	12/01/2051	3,197,731
Copperleaf Metropolitan District No. 3 GO Bonds Series 2017 A (NR/NR)(e)
500,000	5.000	12/01/2022	526,781
700,000	5.125	12/01/2022	738,065
Copperleaf Metropolitan District No. 3 GO Bonds Subordinate Series 2017 B (NR/NR)(e)
506,000	7.625	12/15/2022	541,945
Copperleaf Metropolitan District No. 6 Arapoe County Subordinate LT GO Bonds Series 2022B (NR\NR)
725,000	6.000	12/15/2041	736,391
Copperleaf Metropolitan District No. 6 GO Bonds Series 2018 A (NR/NR)(e)
2,000,000	5.250	12/01/2023	2,166,433
Copperleaf Metropolitan District No. 6 GO Bonds Subordinate Series 2018 B (NR/NR)(e)
820,000	7.500	12/15/2023	915,716

Municipal Bonds – (continued)
Colorado – (continued)
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/2037	1,022,686
2,100,000	5.250	12/01/2047	2,138,200
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
3,835,000	5.000	12/01/2049	3,889,796
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Senior Bonds Series 2021A (NR/NR) (NR/NR)(a)
2,045,000	5.500	12/01/2039	1,909,098
5,790,000	5.750	12/01/2049	5,290,416
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Subordinate Bonds Series 2021B (NR/NR) (NR/NR)(a)
2,350,000	8.000	12/15/2049	2,175,747
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)(a)
5,490,000	5.500	12/01/2039	5,261,741
10,900,000	5.750	12/01/2049	10,378,301
Creekwalk Marketplace Business Improvement District RB Series 2019 B (NR/NR)(a)
2,370,000	8.000	12/15/2049	2,289,688
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (NR/B)
17,970,000	5.000	10/01/2032	18,499,698
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)(a)
5,555,000	5.000	12/01/2028	6,236,858
7,200,000	5.000	12/01/2034	8,000,319
4,800,000	4.000	12/01/2035	5,042,419
4,800,000	4.000	12/01/2036	5,038,649
Denver Connection West Metropolitan District GO Bonds Series 2017 A (NR/NR)(e)
2,470,000	5.375	12/01/2022	2,606,645
Denver Connection West Metropolitan District GO Bonds Subordinate Series 2017 B (NR/NR)(e)
1,223,000	8.000	12/15/2022	1,312,100
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
665,000	5.000	12/01/2030	725,583
2,500,000	5.000	12/01/2032	2,721,469
1,235,000	5.000	12/01/2033	1,342,673
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
425,000	5.000	12/01/2032	479,501
1,825,000	4.000	12/01/2038	1,915,936
1,690,000	5.000	12/01/2048	1,871,652
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
1,185,000	4.000	12/01/2038	1,251,901
1,900,000	4.000	12/01/2039	1,997,783
950,000	4.000	12/01/2040	997,484
Dinosaur Ridge Metropolitan District RB Refunding and Improvement Bonds Series 2019 A (NR/NR)
3,715,000	5.000	06/01/2049	3,762,146

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL) (A2/A)(d)
$3,000,000	0.000%	09/01/2039	$1,376,887
E-470 Public Highway Authority RB Series 2004 A (NATL) (A2/A)(d)
15,000,000	0.000	09/01/2028	12,691,110
4,100,000	0.000	09/01/2034	2,811,528
E-470 Public Highway Authority RB Series 2010 A (A2/A)(d)
20,000,000	0.000	09/01/2040	10,700,210
Eagle Brook Meadows Metropolitan District No. 3 GO Bonds Series 2021 (NR/NR)
1,600,000	5.000	12/01/2051	1,506,143
El Paso County Waterview II Metropolitan LT GO Bonds Series 2022A (NR\NR)
2,000,000	5.000	12/01/2051	1,925,101
First Creek Village Metropolitan District GO Bonds Series 2019 A (Ba1/NR)
1,580,000	5.000	08/01/2049	1,642,084
First Creek Village Metropolitan District GO Bonds Series 2019 B (NR/NR)
515,000	6.750	08/01/2049	530,734
Flying Horse Metropolitan District No. 2 GO Refunding Bonds Series 2020 A (AGM) (A2/AA)
2,185,000	4.000	12/01/2050	2,353,490
Glen Metropolitan District GO LT Bonds Series 2021 (NR/NR)
2,370,000	4.250	12/01/2051	2,020,151
Green Gables Metropolitan District No. 2 GO Bonds Senior Series 2018 A (NR/NR)
4,500,000	5.750	12/01/2048	4,674,333
Greenways Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)
1,080,000	4.625	12/01/2051	944,832
Haskins Station Metropolitan District GO Bonds Series 2019 A (NR/NR)
650,000	5.000	12/01/2039	665,893
925,000	5.000	12/01/2049	935,823
Hidden Creek Metropolitan District GO Bonds Series 2021 A (NR/NR)(a)
1,140,000	4.625	12/01/2045	994,452
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL) (A2/NR)
3,930,000	4.000	12/01/2047	4,115,062
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
570,000	5.000	12/01/2051	549,483
Horizon Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)(a)
1,187,000	4.500	12/01/2051	1,012,216
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
1,000,000	5.000	12/01/2049	1,037,328
Jay Grove Metropolitan District GO Bonds Series 2021 (NR/NR)
1,225,000	4.250	12/01/2051	1,044,916
Jefferson Center Metropolitan District No. 1 RB Series 2020 A-2 (Ba2/NR)
580,000	4.125	12/01/2040	578,103
900,000	4.375	12/01/2047	900,518

Municipal Bonds – (continued)
Colorado – (continued)
Johnstown Farms East Metropolitan District GO LT Bonds Series 2021 (NR/NR)
1,000,000	5.000	12/01/2051	912,503
Johnstown Village Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,980,000	5.000	12/01/2050	1,990,147
Jones District Community Authority Board RB for Convertible Capital Appreciation Bonds Series 2020 (NR/NR)(b)
7,800,000	0.000	12/01/2050	6,691,477
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
4,190,000	5.000	12/01/2049	4,264,993
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 B (NR/NR)
683,000	7.750	12/15/2049	675,709
Lanterns Metropolitan District No. 2 GO Bonds Series 2021 A (NR/NR)
2,830,000	4.500	12/01/2050	2,440,831
Lochbuie Station Residential Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,180,000	5.750	12/01/2050	1,214,955
Loretto Heights Community Authority RB Series 2021 (NR/NR)
4,500,000	4.875	12/01/2051	4,015,854
Meadowlark Metropolitan District GO Bonds Series 2020 A (NR/NR)
525,000	4.875	12/01/2040	527,032
750,000	5.125	12/01/2050	749,387
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
2,665,000	5.000	12/01/2049	2,674,368
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
1,473,000	7.375	12/15/2049	1,425,475
Morgan Hill Metropolitan District GO LT Refunding & Improvement Bonds Senior Series 2021A (NR/NR)
2,900,000	4.000	12/01/2051	2,611,103
Mountain Sky Metropolitan District GO Bonds Series 2020 A (NR/NR)
980,000	5.000	12/01/2049	992,954
Muegge Farms Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
3,225,000	5.000	12/01/2051	2,896,076
Murphy Creek Metropolitan District GO LT Bonds Series 2021 (NR/NR)
12,788,000	5.000	12/01/2051	11,618,042
Nexus North at DIA Metropolitan District GO Bonds Series 2021 (NR/NR)
520,000	5.000	12/01/2041	525,726
570,000	5.000	12/01/2051	560,439
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500	12/01/2048	1,298,187
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,392,944
5,380,000	5.750	12/01/2047	5,578,382

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
$330,000	4.000%	12/01/2032	$346,426
320,000	4.000	12/01/2033	334,583
190,000	4.000	12/01/2034	197,652
550,000	4.000	12/01/2036	568,074
215,000	4.000	12/01/2038	221,232
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2019 (NR/NR)
4,711,000	7.250	12/15/2049	4,587,473
Palisade Park West Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,500,000	5.125	12/01/2049	1,528,118
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 A (NR/NR)
2,140,000	5.000	12/01/2040	2,183,384
3,335,000	5.250	12/01/2050	3,356,458
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 B (NR/NR)
1,924,000	7.750	12/15/2050	1,878,701
Patriot Park Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
550,000	4.300	12/01/2050	500,009
Peak Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)(a)
1,150,000	5.000	12/01/2051	1,154,613
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
1,200,000	5.000	12/01/2050	1,211,242
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(a)
1,000,000	5.000	12/01/2040	1,005,286
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
800,000	5.000	12/01/2049	813,763
Powhaton Community Authority LT Supported RB Series 2021 (NR/NR)
5,460,000	5.000	12/01/2051	5,012,655
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
2,000,000	5.625	12/01/2048	2,073,069
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)(a)
3,000,000	5.000	12/15/2041	3,059,623
Prairie Center Metropolitan District No. 7 GO Bonds Series 2020 (NR/NR)
840,000	4.125	12/15/2036	834,192
725,000	4.875	12/15/2044	722,778
Pronghorn Valley Metropolitan District GO Bonds Series 2021 A (NR/NR)
515,000	3.750	12/01/2041	452,645
650,000	4.000	12/01/2051	564,469
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A2/A-)
4,200,000	6.500	11/15/2038	5,653,634

Municipal Bonds – (continued)
Colorado – (continued)
Pueblo Urban Renewal Authority Tax Allocation Series 2021 A (NR/NR)(a)
5,400,000	4.750	12/01/2045	5,453,001
Pueblo Urban Renewal Authority Tax Allocation Series 2021 B (NR/NR)(a)(d)
150,000	0.000	12/01/2025	126,827
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
9,930,000	5.000	12/01/2049	10,046,375
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
1,750,000	4.000	12/01/2051	1,487,849
Reunion Metropolitan District RB Series 2021 A (NR/NR)
2,250,000	3.625	12/01/2044	1,837,606
Ridgeline Vista Metropolitan District GO Bonds Series 2021 A (NR/NR)
1,000,000	5.250	12/01/2060	1,038,605
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,150,000	5.000	12/01/2049	1,171,898
Riverview Metropolitan District GO Refunding Bonds Series 2021 (NR/NR)
500,000	5.000	12/01/2051	480,187
RRC Metropolitan District LT GO Bonds Series 2021 (NR/NR)
5,125,000	5.250	12/01/2051	4,622,382
Sabell Metropolitan District GO Bonds Series 2020 A (NR/NR)(a)
1,055,000	5.000	12/01/2050	1,070,396
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
3,450,000	5.000	12/01/2039	3,534,759
5,695,000	5.000	12/01/2049	5,776,372
Senac South Metropolitan District GO LT Bonds Series 2021A3 (NR/NR)
9,375,000	5.250	12/01/2051	8,736,277
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)(e)
550,000	5.125	12/01/2023	594,653
1,000,000	5.125	12/01/2023	1,081,186
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)(e)
635,000	7.250	12/15/2023	708,239
Settler’s Crossing Metropolitan District No. 1 GO Bonds Series 2020 A (NR/NR)(a)
1,000,000	5.000	12/01/2040	1,024,395
1,625,000	5.125	12/01/2050	1,640,378
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,460,000	5.000	12/01/2049	1,535,194
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
375,000	4.000	12/01/2039	404,327
750,000	4.000	12/01/2044	802,080
2,210,000	3.000	12/01/2049	1,952,133
South Timnath Metropolitan District No. 1 GO Limited Subordinate Tax Bonds Series 2019 B (NR/NR)
2,208,000	8.000	12/15/2048	2,177,980

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
$500,000	5.500%	12/01/2048	$517,679
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125	12/01/2047	2,642,322
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (A3/NR)
650,000	5.000	12/01/2039	720,901
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (NR/NR)
8,920,000	5.000	12/01/2038	9,187,406
18,750,000	5.000	12/01/2047	19,284,667
Sterling Ranch Community Authority Board RB for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 B (NR/NR)
720,000	7.125	12/15/2050	706,214
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
2,500,000	4.250	12/01/2050	2,563,315
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625	12/01/2047	2,073,099
Takoda Metropolitan District Limited Tax GO Refunding Bonds Series 2018 (Baa3/NR)
8,000,000	6.000	12/01/2050	9,065,329
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,100,000	5.000	12/01/2040	1,170,649
1,750,000	5.000	12/01/2049	1,849,223
Timberleaf Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,730,000	5.750	12/01/2050	1,786,814
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
815,000	5.250	12/01/2037	841,071
2,400,000	5.375	12/01/2047	2,462,873
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (NR/AA)
805,000	5.000	12/01/2050	924,343
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (NR/AA)
1,155,000	3.250	12/15/2050	1,127,053
Village at Dry Creek Metropolitan District No. 2 GO Bonds for Thornton Adams Series 2019 (NR/NR)
1,570,000	4.375	12/01/2044	1,537,845
Villages at Johnstown Metropolitan District No. 3 GO Bonds Series 2020 A (NR/NR)
580,000	5.000	12/01/2040	588,157
1,020,000	5.000	12/01/2050	1,016,419
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,500,000	5.000	12/01/2050	1,490,921

Municipal Bonds – (continued)
Colorado – (continued)
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A-2 (NR/NR)(b)
1,000,000	0.000	12/01/2050	811,434
Westerly Metropolitan District No. 4 GO Bonds Series 2021 B-3 (NR/NR)
4,238,000	8.000	12/15/2050	4,064,804
Westown Metropolitan District GO Bonds Series 2017 A (NR/NR)(e)
863,000	5.000	12/01/2022	908,335
Whispering Pines Metropolitan District No. 1 GO Bonds Subordinated Series 2017 B (NR/NR)
1,467,000	7.375	12/15/2047	1,437,408
Whispering Pines Metropolitan District No. 1 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,023,484
2,500,000	5.000	12/01/2047	2,534,847
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 A (NR/NR)(a)
980,000	5.000	12/01/2050	998,650
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 B (NR/NR)
181,000	7.750	12/15/2050	180,478
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
3,470,000	5.375	12/01/2048	3,574,055
Willow Bend Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,000,000	5.000	12/01/2049	1,015,569
Windler Public Improvement Authority RB Series 2021 A-1 (NR/NR)
12,250,000	4.125	12/01/2051	10,212,404
Windler Public Improvement Authority RB Series 2021 A-2 (NR/NR)(b)
9,400,000	0.000	12/01/2051	6,003,595
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/2047	1,566,385
Winsome Metropolitan District No. 3 GO Bonds Series 2021 A (NR/NR)(a)
2,184,000	5.125	12/01/2050	1,964,901
Woodmen Heights Metropolitan District No. 2 GO Refunding Bonds Series 2020 B-1 (NR/NR)
1,825,000	6.250	12/15/2040	1,883,268

			578,039,484

Connecticut – 0.6%
City of New Haven CT GO Bonds Series 2018 (BBB+/NR)
410,000	5.500	08/01/2038	469,813
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
900,000	5.500	08/01/2034	1,035,858
500,000	5.500	08/01/2035	575,002
420,000	5.500	08/01/2036	482,644
400,000	5.500	08/01/2037	458,900

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – (continued)
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (NR/NR)(a)
$1,150,000	5.000%	01/01/2045	$1,211,419
1,650,000	5.000	01/01/2055	1,725,184
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (Aaa/VMIG1/AAA/A-1+)(f)
26,545,000	0.050	07/01/2036	26,545,000
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BBB-)
1,015,000	4.000	07/01/2039	1,040,935
3,500,000	4.000	07/01/2044	3,550,716
3,500,000	4.000	07/01/2049	3,538,402
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (NR/CCC+)(a)
20,100,000	7.000	02/01/2045	20,604,500
State of Connecticut GO Bonds Series 2018 C (Aa3/A+)
450,000	5.000	06/15/2032	514,264
State of Connecticut GO Unlimited Bonds Series 2019 A (Aa3/A+)
500,000	4.000	04/15/2037	536,011
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)(a)
1,125,000	4.000	04/01/2051	1,037,823
Town of Hamden GO Refunding Bonds Series 2013 (AGM) (A2/AA)
500,000	5.000	08/15/2023	521,400

			63,847,871

Delaware – 0.2%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR\BB)
1,075,000	4.000	06/01/2052	1,011,735
1,125,000	4.000	06/01/2057	1,044,816
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (NR/NR)
3,785,000	5.000	11/15/2048	4,112,793
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (NR/AA-)
6,130,000	4.000	07/01/2043	6,478,864
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (NR/BBB-)
855,000	5.000	08/01/2049	888,166
795,000	5.000	08/01/2054	823,154
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (NR/BBB+)
1,900,000	5.000	09/01/2050	2,107,090
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
5,207,000	4.000	07/01/2035	5,253,612

			21,720,230

Municipal Bonds – (continued)
District of Columbia – 0.9%
District of Columbia RB for International School Series 2019 (NR/BBB)
1,275,000	5.000	07/01/2049	1,387,461
1,140,000	5.000	07/01/2054	1,237,280
District of Columbia RB for KIPP DC Obligated Group Series 2019 (NR/BBB+)
655,000	4.000	07/01/2044	667,823
1,300,000	4.000	07/01/2049	1,317,552
District of Columbia RB for Rocketship DC Obligated Group Series 2021 A (NR/NR)(a)
600,000	5.000	06/01/2061	628,018
District of Columbia RB for Rocketship DC Obligated Group Series 2021A (NR/NR)(a)
445,000	5.000	06/01/2051	468,588
Metropolitan Washington Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (Baa1/A-)
37,100,000	6.500	10/01/2044	45,298,065
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A2/AA)
7,065,000	3.000	10/01/2050	6,319,700
3,570,000	4.000	10/01/2053	3,742,494
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (Baa2/A-)
815,000	4.000	10/01/2044	848,812
1,075,000	5.000	10/01/2047	1,199,963
1,610,000	4.000	10/01/2049	1,665,397
2,955,000	4.000	10/01/2053	3,038,341
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (NR/NR)
25,000,000	6.500	10/01/2041	29,824,585

			97,644,079

Florida – 14.3%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
3,725,000	4.750	05/01/2036	3,908,193
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
630,000	5.000	05/01/2039	657,417
1,025,000	5.100	05/01/2049	1,066,917
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,580,000	3.625	05/01/2040	1,494,951
5,755,000	4.000	05/01/2051	5,559,677
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
500,000	3.750	05/01/2029	509,139
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
1,715,000	3.500	05/01/2031	1,728,470
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (NR/AA)
3,970,000	3.500	05/01/2032	4,118,706
6,700,000	3.700	05/01/2036	6,978,576

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
$740,000	4.625%	05/01/2028	$761,331
1,805,000	5.000	05/01/2036	1,885,011
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)(e)
505,000	6.900	05/01/2022	507,241
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,440,000	6.900	05/01/2036	3,448,271
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
900,000	6.900	05/01/2036	897,530
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
500,000	4.000	11/01/2040	494,982
3,155,000	4.000	11/01/2050	3,048,958
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(a)
1,845,000	5.100	05/01/2039	1,936,452
3,080,000	5.200	05/01/2049	3,224,492
Artisan Lakes East Community Development District Special Assessment Bond Series 2021-2 (NR/NR)(a)
270,000	2.750	05/01/2031	244,033
515,000	3.125	05/01/2041	442,763
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)(a)
500,000	3.200	05/01/2041	444,505
1,025,000	4.000	05/01/2052	993,554
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)(a)
775,000	3.200	05/01/2041	688,032
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
660,000	4.375	11/01/2049	667,433
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
740,000	5.750	05/01/2048	807,479
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
250,000	3.375	05/01/2041	228,886
475,000	4.000	05/01/2051	460,722
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,810,000	6.000	05/01/2048	1,999,703
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
650,000	3.125	05/01/2041	573,587

Municipal Bonds – (continued)
Florida – (continued)
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
580,000	3.750	05/01/2040	553,588
880,000	4.000	05/01/2051	849,084
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(a)
900,000	4.500	06/01/2039	926,286
1,630,000	4.625	06/01/2049	1,665,201
Babcock Ranch Community Independent Special District Special Assessment Area 2C Series 2020 (NR/NR)
550,000	4.000	05/01/2051	534,748
Babcock Ranch Community Independent Special District Special Assessment Area 3A Series 2020 (NR/NR)
1,000,000	4.000	05/01/2050	973,778
Babcock Ranch Community Independent Special District Special Assessment Area 3B Series 2020 (NR/NR)
390,000	4.000	05/01/2051	379,185
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
910,000	4.750	11/01/2026	950,914
700,000	5.000	11/01/2031	729,477
6,010,000	5.250	11/01/2046	6,298,565
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(a)
935,000	5.000	11/01/2049	989,246
750,000	5.125	11/01/2049	799,088
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
1,880,000	4.000	05/01/2052	1,823,226
Balm Grove Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,575,000	4.000	11/01/2042	1,525,513
1,575,000	4.125	11/01/2051	1,515,038
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
215,000	4.500	11/01/2025	221,091
960,000	5.000	11/01/2036	1,024,169
1,055,000	5.000	11/01/2048	1,112,171
Bannon Lakes Community Development District Special Assessment RB Series 2022 (NR\NR)
2,160,000	4.000	05/01/2053	2,082,841
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)(a)
705,000	3.500	05/01/2041	648,370
775,000	4.000	05/01/2051	749,094
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A-)
1,840,000	4.250	05/01/2029	1,935,154
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
905,000	5.000	05/01/2035	934,923
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
900,000	3.750	05/01/2031	926,322
1,035,000	4.000	05/01/2037	1,064,108

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
$1,610,000	4.250%	05/01/2031	$1,718,758
2,810,000	4.250	05/01/2037	2,972,577
Beaumont Community Development District Special Assessment Bonds for Assessment Area Two-Commercial Project Series 2019 (NR/NR)(a)
1,300,000	6.375	11/01/2049	1,355,329
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/BBB)
470,000	6.000	11/01/2027	513,984
490,000	3.750	11/01/2031	488,700
2,980,000	6.500	11/01/2043	3,507,895
1,495,000	4.125	11/01/2046	1,490,922
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,045,000	4.000	05/01/2040	1,037,587
1,630,000	4.000	05/01/2051	1,570,277
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
770,000	6.125	11/01/2033	869,749
1,000,000	6.500	11/01/2043	1,160,770
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
1,285,000	3.625	12/15/2040	1,206,413
1,000,000	4.000	12/15/2050	965,159
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
1,250,000	3.625	05/01/2041	1,150,872
1,500,000	4.000	05/01/2051	1,437,703
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
500,000	4.100	05/01/2026	513,203
1,755,000	4.700	05/01/2036	1,804,579
3,200,000	4.875	05/01/2047	3,287,266
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	3.750	06/15/2040	310,908
950,000	4.000	06/15/2050	918,513
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
900,000	4.250	06/15/2039	916,162
2,650,000	4.500	06/15/2049	2,700,442
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
1,165,000	3.500	05/01/2041	1,060,108
1,360,000	4.000	05/01/2051	1,305,712
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
565,000	3.625	05/01/2040	531,651
1,590,000	4.000	05/01/2050	1,535,269
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR\NR)
1,650,000	4.000	06/15/2052	1,599,238

Municipal Bonds – (continued)
Florida – (continued)
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
6,690,000	5.750	05/01/2035	7,185,057
Bridgewater North Community Development District Capital Improvement RB Series 2022 (NR\NR)
1,610,000	4.000	05/01/2052	1,541,986
Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR)
1,000,000	3.150	05/01/2041	889,776
Brookstone Community Development District Special Assessment RB Series 2018 (NR/NR)(a)
210,000	3.875	11/01/2023	211,117
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,000,000	4.000	12/15/2039	996,182
1,350,000	4.000	12/15/2049	1,298,038
Capital Trust Agency Educational Facilities RB Series 2021A (NR/NR)(a)
2,210,000	5.000	12/01/2056	1,974,080
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (NR/NR)*
31,390,000	5.875	07/01/2054	28,251,000
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)(a)
61,455,000	5.250	12/01/2058	65,310,976
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)(a)
595,000	4.000	07/01/2056	548,130
Capital Trust Agency, Inc. RB for Imagine Charter School at North Manatee Series 2021 A (NR/NR)(a)
3,030,000	5.000	06/01/2056	3,078,782
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (Ba1/NR)(a)
1,155,000	5.000	12/15/2049	1,217,365
1,075,000	5.000	12/15/2054	1,128,705
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (Baa3/NR)
275,000	5.000	08/01/2040	300,261
750,000	5.000	08/01/2055	804,949
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)(a)
2,025,000	5.250	12/01/2043	2,178,925
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
220,000	4.000	05/01/2024	222,521
500,000	5.125	05/01/2038	528,093
1,000,000	5.250	05/01/2049	1,055,714
Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
850,000	4.000	05/01/2051	822,144
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/2027	383,824
500,000	4.500	12/15/2032	517,296
975,000	4.700	12/15/2037	1,011,099

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Century Parc Community Development District Special Assessment Refunding Series 2012 (NR/A)
$215,000	3.875%	11/01/2022	$215,370
25,000	4.000	11/01/2023	25,041
1,705,000	4.500	11/01/2031	1,707,866
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
630,000	3.750	05/01/2040	602,883
705,000	4.000	05/01/2050	680,723
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
820,000	3.350	05/01/2041	733,116
1,165,000	4.000	05/01/2051	1,118,496
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)(a)
730,000	3.375	05/01/2041	651,927
1,055,000	4.000	05/01/2052	1,006,983
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(a)
1,720,000	3.700	05/01/2040	1,631,465
3,010,000	4.000	05/01/2051	2,900,086
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
1,510,000	4.375	05/01/2050	1,525,744
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
1,055,000	4.000	05/01/2052	1,014,321
Charlotte County IDA Utility System RB Series 2021A (NR/NR)(a)
3,750,000	4.000	10/01/2051	3,509,659
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(a)
800,000	5.500	10/01/2036	835,461
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)(a)
5,900,000	5.000	10/01/2049	6,128,051
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A1/A+)
1,750,000	4.000	10/01/2034	1,833,352
City of Jacksonville RB Refunding for Genesis Health, Inc. Obligated Group Series 2020 (NR/A-)
2,000,000	4.000	11/01/2045	2,111,477
5,000,000	5.000	11/01/2050	5,664,863
City of Tampa RB for H Lee Moffitt Cancer Center & Research Institute Obligated Group Series 2020 B (A2/A-)
1,495,000	4.000	07/01/2045	1,539,802
1,740,000	5.000	07/01/2050	1,958,199
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (NR/NR)
480,000	5.000	01/01/2037	511,696
1,725,000	5.000	01/01/2047	1,815,532
1,615,000	5.000	01/01/2052	1,694,907
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (A2/AA)(b)
25,620,000	0.000	05/01/2046	24,773,180

Municipal Bonds – (continued)
Florida – (continued)
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (NR/NR)
2,350,000	5.000	05/01/2026	2,499,884
Coco Palms Community Development District Expansion Area Project Special Assessment Bonds Series 2019 (NR/NR)(a)
500,000	4.750	06/15/2039	522,142
1,000,000	5.000	06/15/2049	1,039,874
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
2,990,000	3.500	05/01/2032	3,037,194
1,500,000	3.625	05/01/2035	1,526,775
1,750,000	3.750	05/01/2046	1,762,960
Concorde Estates Community Development District RB (NR/NR)(d)(e)
1,130,000	0.000	05/01/2022	860,609
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)*
3,305,000	5.850	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)*
3,980,000	5.000	05/01/2011	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,055,000	5.850	05/01/2035	3,064,651
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
1,105,000	5.850	05/01/2035	1,104,945
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)*(d)
2,939,931	0.000	05/01/2017	1,558,163
Copper Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)(a)
135,000	3.875	11/01/2024	136,204
270,000	4.000	11/01/2029	274,907
500,000	4.750	11/01/2038	527,208
1,000,000	5.000	11/01/2049	1,041,675
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
425,000	4.000	12/15/2039	426,575
1,000,000	4.250	12/15/2049	1,004,776
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
535,000	4.000	05/01/2040	531,066
760,000	4.000	05/01/2050	734,652
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(a)
2,275,000	5.125	11/01/2050	2,292,650
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB)
782,000	4.000	05/01/2031	816,222
1,407,000	4.250	05/01/2038	1,467,380
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (NR/AA)
940,000	3.750	05/01/2029	970,553

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A1/A)
$4,310,000	4.000%	09/01/2044	$4,441,286
County of Lake RB Refunding for Waterman Communities, Inc. Series 2020 A (NR/NR)
4,000,000	5.750	08/15/2050	4,152,890
2,000,000	5.750	08/15/2055	2,062,751
County of Osceola Transportation RB Refunding Series 2019 A-1 (NR/BBB+)
1,340,000	5.000	10/01/2049	1,480,689
1,610,000	4.000	10/01/2054	1,653,586
Covington Park Community Development District Special Assessment RB for Capital Improvement Series 2018 (NR/BBB)
500,000	4.000	05/01/2038	516,785
1,175,000	4.125	05/01/2048	1,209,374
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)(a)
1,570,000	4.700	11/01/2039	1,644,940
2,500,000	4.750	11/01/2049	2,593,344
Creek Preserve Community Development District Special Assessment RB Series 2020 (NR/NR)(a)
175,000	3.625	11/01/2040	164,587
375,000	4.000	11/01/2050	364,464
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)(g)
3,845,000	4.750	05/01/2053	3,872,426
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,675,000	4.500	05/01/2052	1,714,501
Crystal Cay Community Development District Special Assessment for 2021 Project Series 2021 (NR/NR)
1,000,000	4.000	05/01/2051	963,321
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)(a)
1,175,000	3.800	05/01/2050	1,096,067
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
525,000	4.000	06/15/2040	520,283
1,500,000	4.000	06/15/2050	1,441,029
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(a)
1,175,000	3.875	05/01/2040	1,131,272
1,210,000	4.000	05/01/2051	1,162,144
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
3,170,000	5.125	11/01/2048	3,426,932
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,580,000	5.400	05/01/2039	1,652,666
2,645,000	5.500	05/01/2044	2,775,496
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
2,655,000	5.400	05/01/2049	2,860,003
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
860,000	4.000	05/01/2051	807,880

Municipal Bonds – (continued)
Florida – (continued)
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,000,000	4.750	12/15/2038	1,063,340
2,995,000	5.000	12/15/2048	3,163,513
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (NR/AA)
3,090,000	3.750	05/01/2034	3,183,695
4,260,000	4.000	05/01/2037	4,449,011
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(a)
1,035,000	3.375	05/01/2041	944,052
700,000	4.000	05/01/2051	679,439
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)(a)
950,000	4.125	05/01/2040	954,417
3,785,000	4.125	05/01/2051	3,747,095
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
785,000	4.000	05/01/2051	752,398
East Bonita Beach Road Community Development District Special Assessment Bonds for Assessment Area Two Series 2021 (NR/NR)
980,000	3.250	05/01/2041	856,976
750,000	4.000	05/01/2051	724,929
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,000,000	5.000	11/01/2048	1,047,915
East Homestead Community Development District Special Assessment Expansion Area Bonds Project Series 2019 (NR/NR)
500,000	4.750	11/01/2039	522,953
920,000	5.000	11/01/2049	957,608
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR\NR)
805,000	4.000	05/01/2042	780,098
1,490,000	4.125	05/01/2052	1,427,982
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
190,000	4.000	05/01/2040	188,101
500,000	4.125	05/01/2051	489,201
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
1,425,000	3.600	05/01/2041	1,343,914
2,675,000	4.000	05/01/2051	2,600,821
Edgewater East Community Development District Special Assessment RB Series 2022 (NR\NR)
1,975,000	4.000	05/01/2042	1,961,469
6,720,000	4.000	05/01/2052	6,517,063
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)(a)
1,145,000	4.000	05/01/2051	1,106,729
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)(a)
1,100,000	4.000	05/01/2052	1,066,781

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Epperson North Community Development District Capital Improvement RB Series 2021A (NR/NR)
$1,400,000	4.000%	11/01/2051	$1,358,517
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
485,000	3.500	05/01/2041	442,116
1,210,000	4.000	05/01/2051	1,176,446
Escambia County Health Facilities Authority Health Care Facilities RB Series 202A (Baa2\BBB+)
19,455,000	4.000	08/15/2050	19,766,375
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM) (A2/AA)
4,745,000	3.000	08/15/2050	4,124,865
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM-CR) (A2/AA)
3,240,000	4.000	08/15/2045	3,410,478
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
985,000	4.000	11/01/2040	965,810
3,560,000	4.125	11/01/2050	3,495,470
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
220,000	4.000	11/01/2040	215,711
1,975,000	4.125	11/01/2050	1,939,201
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
685,000	6.375	11/01/2026	735,166
3,235,000	7.000	11/01/2045	3,640,287
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
855,000	5.250	11/01/2035	892,174
1,305,000	5.375	11/01/2046	1,361,075
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(a)
1,245,000	5.000	11/01/2039	1,303,973
1,800,000	5.125	11/01/2049	1,875,002
Fallschase Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,445,000	3.375	05/01/2041	1,287,915
5,645,000	4.000	05/01/2052	5,402,369
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,475,000	5.000	05/01/2035	2,717,357
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
185,000	4.000	05/01/2040	183,665
500,000	4.200	05/01/2050	498,343
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (NR/A-)
1,465,000	4.375	05/01/2034	1,488,801
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
1,250,000	3.000	11/01/2041	1,106,349

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp Surface Transportation Facility RB Series 2019A (NR/NR)(a)(e)(f)
1,160,000	6.250	01/01/2024	1,165,165
14,940,000	6.375	01/01/2026	14,965,970
34,195,000	6.500	01/01/2029	34,232,939
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(a)
1,650,000	5.000	06/01/2040	1,690,778
2,595,000	5.000	06/01/2055	2,625,963
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)(a)
4,650,000	5.000	12/15/2049	4,903,378
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(a)
2,005,000	5.250	06/01/2050	2,178,562
3,560,000	5.250	06/01/2055	3,859,417
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (Baa3/NR)
600,000	4.000	07/01/2045	579,994
800,000	4.000	07/01/2055	738,098
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
830,000	5.000	06/01/2040	843,573
1,850,000	5.000	06/01/2050	1,859,611
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(a)
23,530,000	7.375	01/01/2049	24,811,663
Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR)
1,875,000	5.000	06/01/2051	1,961,821
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba2/NR)(a)
830,000	4.000	06/30/2046	802,411
1,290,000	4.000	06/30/2056	1,199,061
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(a)
1,190,000	4.000	06/01/2055	1,157,953
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 B-1 (NR/NR)(a)
735,000	2.375	06/01/2027	694,601
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)(a)
2,085,000	5.000	09/15/2050	2,158,229
Florida Development Finance Corporation RB Series 2021A-1 (NR\NR)(a)(e)(f)
29,000,000	6.750	08/15/2023	28,146,878
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(a)
1,750,000	4.750	06/01/2038	1,789,264
3,000,000	5.000	06/01/2048	3,083,459

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (NR/BBB-)
$2,580,000	5.000%	03/01/2044	$2,750,533
5,805,000	5.000	03/01/2049	6,161,398
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
6,060,000	5.000	03/01/2047	6,503,271
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (NR/A-)(e)
600,000	5.000	04/01/2022	600,000
5,830,000	5.250	04/01/2022	5,830,000
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
725,000	5.000	11/01/2047	760,121
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
885,000	4.125	11/01/2039	892,092
4,065,000	4.375	11/01/2049	4,101,419
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (NR/BBB+)
700,000	4.000	05/01/2031	726,051
1,000,000	4.125	05/01/2038	1,029,900
Forest Brooke Community Development District Special Assessment Bonds Series 2019 A-1 (NR/A+)
1,850,000	3.250	11/01/2049	1,717,631
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
250,000	4.000	11/01/2049	240,686
Forest Lake Community Development District Special Assessment for Assessment Area1 Series 2020 (NR/NR)(a)
1,265,000	4.000	05/01/2040	1,265,119
1,170,000	4.000	05/01/2051	1,137,555
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,400,000	4.000	05/01/2052	1,340,857
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
1,100,000	4.250	05/01/2040	1,095,844
1,375,000	4.500	05/01/2052	1,378,027
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
1,105,000	4.000	11/01/2051	1,060,508
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
750,000	4.000	05/01/2051	703,372
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
3,165,000	5.000	11/15/2026	3,236,091
5,000,000	5.000	11/15/2036	5,097,799
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A1/A)
3,540,000	5.000	10/01/2047	3,877,255

Municipal Bonds – (continued)
Florida – (continued)
Grove Resort Community Development District Special Assessment RB Series 2022 (NR\NR)
585,000	4.000	05/01/2052	565,108
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
3,000,000	4.375	11/01/2049	3,028,815
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,515,000	4.500	05/01/2036	1,557,587
2,275,000	4.625	05/01/2046	2,316,857
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
540,000	4.000	05/01/2040	535,346
860,000	4.000	05/01/2051	828,490
Hammock Reserve Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
525,000	3.375	05/01/2041	462,320
640,000	4.000	05/01/2051	616,526
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
920,000	3.750	05/01/2034	919,444
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
2,060,000	3.875	05/01/2039	2,060,583
1,400,000	4.100	05/01/2048	1,402,352
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)(a)
1,725,000	4.000	05/01/2031	1,819,011
1,335,000	4.250	05/01/2035	1,412,505
1,810,000	4.250	05/01/2039	1,903,571
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
640,000	3.875	11/01/2039	625,211
1,150,000	4.000	11/01/2051	1,109,336
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
200,000	4.000	11/01/2039	198,973
500,000	4.250	11/01/2051	500,211
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
950,000	4.000	05/01/2052	903,672
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
755,000	5.000	05/01/2034	820,170
2,170,000	5.125	05/01/2045	2,352,476
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (NR/A)
500,000	5.050	05/01/2031	513,905
500,000	5.150	05/01/2034	513,538
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
1,805,000	5.700	05/01/2036	1,826,942

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB)
$2,200,000	4.200%	05/01/2031	$2,276,170
2,000,000	4.350	05/01/2036	2,071,725
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
475,000	3.625	05/01/2040	449,876
665,000	4.000	05/01/2050	642,404
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(a)
1,000,000	4.875	12/15/2038	1,056,269
1,000,000	5.000	12/15/2048	1,044,451
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
1,000,000	4.250	05/01/2031	1,052,618
2,150,000	4.250	05/01/2036	2,238,305
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
595,000	4.375	11/01/2050	601,205
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
2,295,000	5.000	11/01/2048	2,444,951
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(a)
1,065,000	4.000	05/01/2040	1,062,727
2,375,000	4.000	05/01/2050	2,311,960
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
180,000	5.000	11/01/2041	185,682
520,000	5.000	11/01/2050	531,916
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(a)
445,000	5.125	11/01/2049	460,592
Islands at Doral III Community Development District Special Assessment Refunding Series 2013 (NR/A-)
2,500,000	4.125	05/01/2035	2,534,945
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
990,000	5.000	11/01/2047	1,018,190
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
955,000	3.125	05/01/2041	834,323
2,605,000	4.000	05/01/2051	2,509,452
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
290,000	3.500	05/01/2040	275,048
470,000	3.750	05/01/2050	441,958
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
2,000,000	5.000	05/01/2048	2,079,403

Municipal Bonds – (continued)
Florida – (continued)
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,340,000	4.000	06/15/2040	1,349,263
1,060,000	4.000	06/15/2050	1,032,117
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
700,000	4.000	06/15/2051	679,612
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 A-1 (NR/NR)
265,000	4.100	05/01/2051	244,646
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-1 (NR/NR)
325,000	4.300	05/01/2051	301,099
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-2 (NR/NR)
900,000	4.125	05/01/2031	855,375
Lakewood Park Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
325,000	3.625	05/01/2041	292,316
500,000	4.000	05/01/2052	474,806
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
600,000	4.000	05/01/2040	601,179
1,900,000	4.000	05/01/2050	1,847,109
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
525,000	3.200	05/01/2030	510,855
525,000	3.750	05/01/2040	504,137
670,000	3.900	05/01/2050	633,325
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(a)
1,085,000	3.625	05/01/2040	1,028,948
2,500,000	3.875	05/01/2051	2,346,704
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
250,000	3.850	05/01/2039	245,712
575,000	4.000	05/01/2049	560,140
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project – Phase 2C Series 2020 (NR/NR)
1,275,000	4.000	05/01/2050	1,239,508
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
1,885,000	6.700	05/01/2033	1,936,150
4,715,000	7.000	05/01/2043	4,853,184
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,320,000	5.600	05/01/2044	6,784,511
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
530,000	4.400	05/01/2039	546,259
1,615,000	4.500	05/01/2049	1,648,696
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(a)
1,000,000	5.000	05/01/2037	1,054,414
2,365,000	5.125	05/01/2047	2,489,034

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(a)
$575,000	3.750%	05/01/2039	$558,067
555,000	4.000	05/01/2049	539,226
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
755,000	4.400	05/01/2039	775,219
865,000	4.500	05/01/2049	883,047
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
100,000	4.000	05/01/2022	100,095
1,125,000	4.625	05/01/2027	1,167,744
2,500,000	5.250	05/01/2037	2,658,695
5,815,000	5.375	05/01/2047	6,160,147
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
1,175,000	5.000	05/01/2038	1,235,376
2,545,000	5.100	05/01/2048	2,672,038
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)
3,760,000	5.450	05/01/2048	4,023,790
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
1,315,000	4.250	05/01/2026	1,341,728
5,510,000	5.000	05/01/2036	5,755,694
13,730,000	5.125	05/01/2046	14,314,412
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
1,735,000	2.500	05/01/2033	1,578,092
1,685,000	2.625	05/01/2037	1,516,336
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
585,000	4.000	05/01/2052	566,929
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project – Phase 2B Series 2020 (NR/NR)(a)
2,100,000	3.750	05/01/2040	2,024,980
1,250,000	4.000	05/01/2050	1,215,204
Lakewood Ranch Stewardship District Special Assessment The Isles at Lakewood Ranch Project Series 2021 (NR/NR)
650,000	3.125	05/01/2041	559,360
925,000	4.000	05/01/2051	897,830
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
1,160,000	4.700	05/01/2039	1,214,512
2,250,000	4.875	05/01/2049	2,346,962
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/A)
1,930,000	3.000	05/01/2035	1,848,181
1,990,000	3.000	05/01/2038	1,876,972

Municipal Bonds – (continued)
Florida – (continued)
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
645,000	3.375	05/01/2030	636,507
895,000	4.000	05/01/2038	901,127
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
1,430,000	4.000	05/01/2031	1,512,579
1,860,000	4.000	05/01/2036	1,961,529
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
1,610,000	4.400	05/01/2040	1,643,984
2,840,000	4.600	05/01/2051	2,917,227
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
985,000	5.125	05/01/2048	1,033,375
1,775,000	5.125	05/01/2049	1,860,235
Longleaf Community Development District (NR/NR)
1,219,000	5.375	05/01/2030	1,219,154
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
3,225,000	5.400	05/01/2030	2,993,173
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
3,800,000	4.000	05/01/2050	3,673,454
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
2,650,000	3.250	05/01/2031	2,531,095
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
835,000	3.450	05/01/2041	772,210
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
855,000	4.625	05/01/2039	888,140
1,340,000	4.750	05/01/2050	1,385,577
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,755,000	4.000	06/15/2039	1,752,751
2,920,000	4.375	06/15/2049	2,938,666
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,840,000	5.000	05/01/2032	1,883,749
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
2,800,000	5.125	11/01/2038	3,069,256
4,750,000	5.250	11/01/2049	5,180,878
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)*
880,000	5.250	05/01/2015	21,120
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)*
1,380,000	6.150	11/01/2014	33,120

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
$350,000	6.000%	05/01/2036	$353,734
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
705,000	6.250	05/01/2038	712,666
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
500,000	7.250	05/01/2035	522,287
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)*
1,075,000	5.250	05/01/2015	25,800
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
530,000	3.750	05/01/2052	463,997
900,000	4.000	05/01/2052	866,419
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750	05/01/2037	1,051,354
1,700,000	5.000	05/01/2048	1,779,404
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (Baa1/NR)
1,500,000	5.000	11/15/2039	1,594,065
Miami RB Refunding for Miami Tunnel Project Series 2012 (Aa3/NR)(a)
1,165,000	5.000	03/01/2030	1,198,942
Miami RB Refunding for Miami Tunnel Project Series 2012 (NR/NR)(a)(e)
5,000,000	5.000	03/01/2023	5,140,165
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
315,000	4.000	11/01/2023	319,450
600,000	4.750	11/01/2027	638,829
4,000,000	5.125	11/01/2039	4,345,156
4,135,000	5.250	11/01/2049	4,472,395
Miami-Dade County Educational Facilities Authority RB for University of Miami Series 2018 A (A3/A-)
10,085,000	4.000	04/01/2053	10,411,812
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,440,000	5.000	05/01/2029	3,501,544
3,515,000	5.000	05/01/2037	3,563,128
Mirada Community Development District Capital Improvement RB Series 2021 (NR/NR)
2,925,000	3.250	05/01/2032	2,726,015
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,875,000	3.500	05/01/2041	1,703,879
2,455,000	4.000	05/01/2051	2,345,144
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
1,765,000	5.000	05/01/2028	1,834,638
1,200,000	5.000	05/01/2035	1,233,478

Municipal Bonds – (continued)
Florida – (continued)
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,025,000	4.000	12/15/2049	1,939,761
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (NR/AA)
1,820,000	3.500	05/01/2036	1,852,028
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
740,000	5.250	11/01/2035	770,305
1,230,000	5.625	11/01/2045	1,284,224
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,185,000	5.125	11/01/2048	1,246,047
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,250,000	3.875	05/01/2041	1,162,018
2,250,000	4.125	05/01/2052	2,092,343
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)(a)
815,000	3.500	05/01/2038	811,646
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)(a)
40,000	3.500	05/01/2031	39,151
105,000	4.000	05/01/2038	104,968
New River Community Development District Special Assessment Series 2006 B (NR/NR)*
3,260,000	5.000	05/01/2013	33
North AR-1 Pasco Community Development District Special Assessment Bonds Series 2021 (NR/NR)
845,000	3.500	05/01/2041	762,337
1,400,000	4.000	05/01/2051	1,331,759
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
1,200,000	3.375	11/01/2041	1,081,400
2,350,000	4.000	11/01/2051	2,275,410
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
470,000	3.625	05/01/2040	441,971
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (NR/A)
3,000,000	5.000	10/01/2049	3,411,889
6,580,000	5.000	10/01/2054	7,458,218
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
345,000	4.000	06/15/2040	343,658
955,000	4.000	06/15/2050	928,164
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,200,000	4.850	05/01/2039	2,336,851
3,625,000	5.000	05/01/2049	3,837,608
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (NR/NR)
1,680,000	5.000	04/01/2024	1,681,957
1,765,000	5.000	04/01/2025	1,767,002
1,005,000	5.000	04/01/2026	1,006,099

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
$840,000	4.000%	05/01/2040	$835,003
905,000	4.000	05/01/2050	876,336
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,680,000	5.375	11/01/2038	1,795,648
3,300,000	5.500	11/01/2049	3,518,444
Osceola Village Center Community Development District Special Assessment Bond Series 2021 (NR/NR)(a)
410,000	4.000	05/01/2051	388,384
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
2,700,000	4.000	05/15/2053	2,384,490
2,175,000	5.000	05/15/2053	2,255,704
Palm Beach County Health Facilities Authority Revenue Refunding Bonds Series 2022 (NR/NR)
1,700,000	4.000	06/01/2041	1,608,288
4,700,000	4.250	06/01/2056	4,433,215
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
1,175,000	4.300	05/01/2050	1,179,742
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (NR/A)
400,000	4.000	11/01/2038	425,085
3,290,000	4.200	11/01/2048	3,460,799
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
3,155,000	3.750	05/01/2031	3,250,948
2,040,000	4.000	05/01/2036	2,130,647
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (NR/BBB-)
700,000	4.000	05/01/2027	716,143
2,380,000	5.000	05/01/2039	2,521,877
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (NR/AA)
530,000	4.125	05/01/2035	554,198
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)
2,730,000	4.000	11/01/2051	2,630,948
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
1,855,000	5.250	05/01/2039	1,983,358
5,095,000	5.375	05/01/2050	5,465,514
Parkland Preserve Community Development District Special Assessment RB Series 2019 B (NR/NR)
500,000	5.500	11/01/2032	532,462
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
800,000	4.000	05/01/2051	771,957
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (NR/A-)
2,285,000	4.700	05/01/2049	2,474,181
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (NR/BBB)
800,000	4.375	05/01/2031	850,115
1,065,000	4.500	05/01/2034	1,134,089

Municipal Bonds – (continued)
Florida – (continued)
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
795,000	3.500	05/01/2041	723,421
1,370,000	4.000	05/01/2052	1,312,125
Pasco Community Development District Capital Improvement RB Series 2021A (NR/NR)
1,400,000	4.000	05/01/2052	1,329,458
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (NR/A-)
3,190,000	4.375	05/01/2036	3,426,161
Pine Isle Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)(a)
1,000,000	3.250	12/15/2041	883,842
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
655,000	3.300	05/01/2030	633,726
695,000	3.750	05/01/2037	668,428
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
2,260,000	5.000	07/01/2039	2,396,364
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
555,000	3.625	05/01/2040	522,292
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
1,920,000	3.500	05/01/2037	1,807,458
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (NR/BBB)
2,795,000	4.750	05/01/2033	2,841,245
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
1,045,000	5.375	11/01/2049	1,099,616
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
250,000	4.000	11/01/2039	250,079
1,205,000	4.000	11/01/2050	1,167,230
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
750,000	3.500	05/01/2041	688,547
1,000,000	4.000	05/01/2051	968,143
Reunion East Community Development District (NR/NR)*
2,170,000	7.200	05/01/2022	22
Reunion East Community Development District Special Assessment for 2021 Assessment Area Series 2021 (NR/NR)
1,750,000	4.000	05/01/2051	1,700,445
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
2,515,000	5.000	05/01/2025	2,636,461
6,825,000	5.000	05/01/2033	7,287,166
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
470,000	4.500	05/01/2039	483,176
1,520,000	4.625	05/01/2050	1,559,357

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
$825,000	4.500%	05/01/2040	$849,528
825,000	4.750	05/01/2050	854,031
Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,000,000	4.000	05/01/2052	965,996
River Glen Community Development District Special Assessment Bond for Assessment Area Two Series 2021 (NR/NR)
1,000,000	3.375	05/01/2041	913,855
2,400,000	4.000	05/01/2051	2,310,491
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
1,030,000	3.625	05/01/2040	959,689
1,000,000	3.875	05/01/2051	931,585
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
1,100,000	4.350	05/01/2051	1,072,078
River Landing Community Development District Special Assessment Series 2020 B (NR/NR)
1,170,000	4.250	11/01/2035	1,096,221
Rivers Edge II Community Development District Special Assessment Bond Series 2021 (NR/NR)
1,040,000	3.500	05/01/2041	926,441
910,000	4.000	05/01/2051	870,741
Rivers Edge III Community Development District Special Assessment Bond Series 2021 (NR/NR)(a)
775,000	3.500	05/01/2041	706,175
905,000	4.000	05/01/2051	867,414
Rustic Oaks Community Development District Capital Improvement RB Series 2022 (NR\NR)
2,435,000	3.450	05/01/2042	2,191,442
2,200,000	4.000	05/01/2052	2,133,562
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
650,000	4.000	11/01/2051	622,770
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
320,000	4.000	06/15/2040	320,216
780,000	4.000	06/15/2050	758,219
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,315,000	4.000	12/15/2051	1,278,106
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(a)
1,410,000	4.125	06/15/2039	1,437,664
2,280,000	4.250	06/15/2049	2,302,429
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)
700,000	4.000	11/01/2051	676,617
Sandmine Road Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(a)
305,000	2.625	05/01/2025	301,616
375,000	3.125	05/01/2030	362,736
980,000	3.625	05/01/2040	934,495
950,000	3.750	05/01/2050	881,358

Municipal Bonds – (continued)
Florida – (continued)
Sawyers Landing Community Development District Special Assessment Bonds Series 2021 (NR/NR)
2,880,000	4.125	05/01/2041	2,889,671
2,555,000	4.250	05/01/2053	2,556,778
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
620,000	3.750	05/01/2040	569,616
1,250,000	4.000	05/01/2051	1,174,244
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR\NR)(g)
1,585,000	4.500	05/01/2042	1,584,953
3,155,000	4.625	05/01/2053	3,157,418
Seminole County Industrial Development Authority RB for The Galileo School Foundation, Inc. Series 2021 A (Ba1/NR)(a)
315,000	4.000	06/15/2036	312,961
425,000	4.000	06/15/2041	414,400
1,195,000	4.000	06/15/2051	1,120,523
1,105,000	4.000	06/15/2056	1,012,569
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(a)
2,200,000	5.250	11/01/2039	2,339,595
2,815,000	5.375	11/01/2049	2,975,680
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
3,800,000	5.250	11/01/2049	4,054,082
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
4,000,000	5.000	05/01/2049	4,260,485
Siena North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
650,000	4.000	06/15/2052	625,683
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR\NR)
3,150,000	4.000	06/15/2052	3,042,913
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
1,800,000	4.000	05/01/2052	1,709,303
Six Mile Creek Community Development District Capital Improvement RB Series 2021 (NR/NR)
655,000	4.000	05/01/2052	621,996
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
1,325,000	3.500	05/01/2041	1,197,428
1,125,000	4.000	05/01/2051	1,070,221
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
310,000	4.125	11/01/2040	311,523
950,000	4.250	11/01/2050	952,324
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(a)
2,100,000	5.125	11/01/2039	2,216,485
3,480,000	5.250	11/01/2049	3,664,100

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
$1,310,000	5.000%	05/01/2038	$1,377,767
2,505,000	5.375	05/01/2049	2,658,675
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
1,345,000	4.250	11/01/2037	1,401,626
330,000	4.125	11/01/2040	339,391
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (NR/A)
770,000	3.500	05/01/2032	775,392
485,000	3.625	05/01/2035	489,953
1,695,000	3.750	05/01/2038	1,716,486
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
285,000	4.350	05/01/2026	291,665
475,000	4.875	05/01/2035	493,497
95,000	5.000	05/01/2038	99,317
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250	05/01/2034	2,071,062
Southern Groves Community Development District No. 5 Special Assessment Bond Series 2021 (NR/NR)
1,350,000	3.125	05/01/2041	1,142,555
940,000	4.000	05/01/2048	903,134
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
375,000	3.600	05/01/2034	367,783
600,000	4.000	05/01/2043	591,572
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
435,000	4.300	05/01/2040	442,115
315,000	4.500	05/01/2046	320,699
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)*
3,550,000	5.800	05/01/2035	3,222,752
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)*
2,640,000	5.800	05/01/2035	1,952,919
Spencer Creek Community Development District Special Assessment RB Series 2019 (NR/NR)
215,000	3.750	05/01/2024	216,634
425,000	4.375	05/01/2029	440,955
1,000,000	5.000	05/01/2039	1,052,007
1,750,000	5.250	05/01/2049	1,849,777
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(a)
1,250,000	5.125	11/01/2037	1,312,602
1,785,000	5.250	11/01/2047	1,873,619
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,085,000	4.800	05/01/2035	937,403

Municipal Bonds – (continued)
Florida – (continued)
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
700,000	4.000	12/15/2041	670,456
475,000	4.000	12/15/2046	443,140
700,000	4.000	12/15/2050	642,817
St. Johns County Industrial Development Authority RB Refunding for Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (NR/NR)
7,475,000	4.000	08/01/2055	7,916,807
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)
2,220,000	4.000	05/01/2052	2,133,509
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)*
418,112	5.500	11/01/2010	250,867
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)(a)
625,000	3.500	06/15/2041	582,578
1,650,000	4.000	06/15/2051	1,605,661
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,150,000	5.000	05/01/2034	2,184,587
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR) (NR/NR)(a)
900,000	4.000	11/01/2051	866,737
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,100,000	4.500	06/15/2039	1,132,794
2,600,000	4.625	06/15/2049	2,656,526
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,750,000	5.125	11/01/2034	1,937,680
3,495,000	5.500	11/01/2044	3,873,097
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,435,000	6.500	05/01/2039	2,533,118
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)(a)
1,500,000	3.750	12/15/2050	1,347,321
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
420,000	4.000	12/15/2039	419,451
860,000	4.125	12/15/2049	846,685
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,875,000	4.000	06/15/2052	1,801,758
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)(a)
325,000	3.300	06/15/2041	292,757
575,000	4.000	06/15/2051	555,724

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Storey Park Community Development District Special Assessment Bonds for Assessment Area Three Project Series 2019 (NR/NR)(a)
$400,000	3.750%	06/15/2029	$404,643
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
925,000	4.000	05/01/2052	877,745
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
920,000	3.750	05/01/2040	874,633
1,215,000	4.000	05/01/2050	1,169,284
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
510,000	3.400	05/01/2041	447,301
350,000	4.000	05/01/2051	332,427
Summerstone Community Development District Special Assessment Bond for Phase Two Series 2021 (NR/NR)(a)
750,000	4.000	05/01/2051	727,970
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
705,000	3.750	05/01/2040	682,544
875,000	4.000	05/01/2051	849,981
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,650,000	4.000	05/01/2038	1,652,621
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
965,000	3.750	05/01/2026	972,339
1,550,000	4.000	05/01/2033	1,565,065
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/2034	1,408,193
2,350,000	6.000	11/01/2044	2,429,808
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
715,000	3.375	05/01/2041	633,050
635,000	4.000	05/01/2051	612,741
Tampa-Hillsborough County Expressway Authority RB Series 2017 C (A2/A+)
2,050,000	5.000	07/01/2048	2,303,497
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/2026	398,250
1,110,000	4.800	05/01/2036	1,144,612
1,715,000	5.000	05/01/2046	1,764,673
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR\NR)
3,250,000	4.000	06/15/2042	3,205,496
6,000,000	4.000	06/15/2052	5,795,426
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
2,050,000	3.300	12/15/2041	1,840,556
1,875,000	4.000	12/15/2051	1,814,079

Municipal Bonds – (continued)
Florida – (continued)
Timber Creek Southwest Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,000,000	4.000	06/15/2040	991,989
1,000,000	4.000	06/15/2050	969,713
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (NR/A+)
690,000	3.375	05/01/2032	700,258
1,345,000	3.600	05/01/2037	1,372,519
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
615,000	4.000	05/01/2051	590,451
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (NR/AA)
1,630,000	3.500	05/01/2032	1,686,446
1,760,000	3.750	05/01/2040	1,825,167
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(a)
375,000	5.625	05/01/2040	402,741
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125	05/01/2039	320,612
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,160,000	4.250	05/01/2037	1,194,931
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)(a)
8,310,000	4.400	05/01/2040	8,590,497
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
265,000	5.750	11/01/2027	285,789
1,955,000	6.250	11/01/2044	2,174,140
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
2,650,000	5.375	11/01/2039	2,852,801
5,390,000	5.500	11/01/2049	5,806,931
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,560,000	4.625	06/15/2038	1,627,697
2,440,000	4.750	06/15/2048	2,531,541
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
550,000	4.000	12/15/2040	552,323
1,145,000	4.125	12/15/2049	1,139,404
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (Baa1/A-)
13,300,000	5.000	04/01/2048	14,799,402
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
1,085,000	4.625	05/01/2050	1,114,482
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(a)
525,000	3.625	05/01/2040	483,970
1,000,000	4.000	05/01/2051	963,864

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
$1,700,000	3.000%	05/01/2041	$1,479,798
1,300,000	4.000	05/01/2052	1,251,495
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)(a)
1,000,000	5.375	11/01/2049	1,063,108
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(a)
875,000	3.750	05/01/2040	824,396
750,000	4.000	05/01/2051	718,793
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
700,000	3.500	11/01/2041	640,790
700,000	4.000	11/01/2050	681,473
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
1,110,000	5.250	11/01/2027	1,156,565
2,740,000	6.125	11/01/2046	2,984,595
Triple Creek Community Development District Special Assessment Series 2018 A (NR/NR)(a)
785,000	4.700	11/01/2029	817,831
1,525,000	5.125	11/01/2038	1,627,782
2,175,000	5.375	11/01/2048	2,318,161
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
1,000,000	4.625	05/01/2039	1,036,968
1,995,000	4.750	05/01/2050	2,057,139
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)(a)
4,630,000	4.750	11/01/2048	4,758,041
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
1,200,000	5.000	11/01/2039	1,266,560
1,850,000	5.125	11/01/2049	1,947,966
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
1,340,000	4.000	11/01/2027	1,370,600
3,160,000	4.625	11/01/2037	3,263,991
2,790,000	4.750	11/01/2047	2,857,091
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
1,695,000	4.000	11/01/2040	1,695,071
900,000	4.000	11/01/2050	870,557
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
2,430,000	5.625	11/01/2045	2,628,802
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR\NR)
1,400,000	4.000	05/01/2052	1,336,281
Tuckers Pointe Community Development District Special Assessment Revenue Note Series 2022 (NR\NR)
4,200,000	3.625	05/01/2032	3,973,179
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (NR/A)
2,255,000	4.375	05/01/2035	2,357,258

Municipal Bonds – (continued)
Florida – (continued)
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (NR/A)
1,700,000	3.500	05/01/2032	1,734,682
2,545,000	3.625	05/01/2037	2,600,471
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
615,000	4.750	05/01/2037	632,328
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
2,300,000	3.750	12/15/2039	2,247,833
3,505,000	4.000	12/15/2049	3,418,753
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(a)
400,000	3.250	12/15/2022	401,624
2,000,000	4.000	12/15/2028	2,063,420
1,000,000	5.000	12/15/2032	1,101,044
1,705,000	5.000	12/15/2037	1,864,490
5,330,000	5.000	12/15/2047	5,750,229
Two Rivers North Community Development District Special Assessment Bond Anticipation Note Series 2022 (NR\NR)(a)
1,100,000	3.000	01/15/2023	1,090,108
Two Rivers West Community Development District Special Assessment Bond Anticipation Note Series 2022 (NR\NR)
1,700,000	3.000	01/15/2023	1,684,194
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(a)
2,420,000	5.500	11/01/2047	2,609,260
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
2,800,000	3.375	05/01/2045	2,811,993
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(a)
1,400,000	4.000	05/01/2051	1,361,237
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
2,760,000	4.000	05/01/2052	2,656,564
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)(e)
495,000	5.500	05/01/2022	496,710
750,000	6.125	05/01/2022	752,934
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
370,000	6.000	11/01/2027	403,213
2,050,000	6.500	11/01/2043	2,445,518
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
530,000	6.375	11/01/2027	557,968
2,295,000	7.125	11/01/2044	2,483,348
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(a)
210,000	4.000	05/01/2024	211,896
4,655,000	5.125	05/01/2049	4,910,909
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
1,000,000	5.000	11/01/2039	1,059,323
1,700,000	5.125	11/01/2049	1,796,628

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR)
$980,000	5.000%	11/01/2039	$1,038,136
1,600,000	5.125	11/01/2049	1,690,945
Veranda Community Development District II Special Assessment Area 3 4 & 5 Series 2018 B (NR/NR)
1,265,000	5.875	11/01/2032	1,280,302
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)(a)
350,000	3.600	05/01/2041	323,053
470,000	4.000	05/01/2051	451,239
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(a)
580,000	3.600	05/01/2041	535,345
940,000	4.000	05/01/2051	902,477
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
2,450,000	3.750	05/01/2026	2,466,541
4,360,000	4.000	05/01/2031	4,392,528
1,700,000	4.125	05/01/2034	1,715,455
1,000,000	4.250	05/01/2037	1,010,417
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (NR/BBB)(a)
1,980,000	4.000	05/01/2031	2,066,649
2,940,000	4.000	05/01/2037	3,033,765
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
740,000	5.125	11/01/2035	795,558
990,000	5.250	11/01/2046	1,052,261
Verano No 3 Community Development District Special Assessment for Phase 1 Assessment Area Series 2021 (NR/NR)
750,000	3.375	05/01/2041	678,498
1,700,000	4.000	05/01/2051	1,648,737
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
265,000	4.000	05/01/2040	262,468
1,700,000	4.000	05/01/2050	1,635,249
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
370,000	4.000	05/01/2040	366,460
2,015,000	4.000	05/01/2050	1,944,610
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
265,000	4.000	05/01/2040	262,465
1,740,000	4.000	05/01/2050	1,675,073
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
1,625,000	2.600	05/01/2034	1,461,317
1,100,000	2.750	05/01/2038	961,554
Viera Stewardship District Special Assessment RB Series 2021 (NR/NR)
1,630,000	3.125	05/01/2041	1,417,896
1,590,000	4.000	05/01/2053	1,527,696

Municipal Bonds – (continued)
Florida – (continued)
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
1,000,000	3.750	05/01/2037	984,460
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)(e)
2,200,000	5.000	05/01/2022	2,206,777
5,435,000	5.125	05/01/2022	5,452,249
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,000,000	6.000	05/01/2044	4,147,926
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(a)
940,000	4.250	05/01/2043	972,533
12,945,000	4.375	05/01/2050	13,409,056
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
9,770,000	3.700	05/01/2050	9,230,731
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(a)
4,235,000	3.250	05/01/2040	3,966,637
9,400,000	3.500	05/01/2051	8,522,227
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (NR/NR)
1,370,000	4.000	05/01/2033	1,386,538
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (NR/NR)
1,110,000	4.000	05/01/2034	1,123,187
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)(e)
1,685,000	5.500	05/01/2022	1,690,820
Village Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
5,350,000	3.250	05/01/2052	4,584,550
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR\NR)
1,130,000	4.000	05/01/2052	1,074,894
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
885,000	4.625	05/01/2039	916,755
1,360,000	4.875	05/01/2050	1,413,111
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
555,000	3.750	05/01/2040	528,312
1,000,000	4.000	05/01/2051	963,360
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (NR/BBB-)
1,000,000	3.750	11/01/2031	1,019,243
1,000,000	4.000	11/01/2036	1,023,707
1,300,000	4.125	11/01/2046	1,326,727
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
2,665,000	5.500	05/01/2034	2,752,341
3,820,000	5.750	05/01/2044	3,955,568
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
4,040,000	5.250	05/01/2049	4,251,965

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
$200,000	6.600%	05/01/2039	$200,846
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (NR/BBB+)
3,230,000	4.200	05/01/2036	3,310,739
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
270,000	4.000	11/01/2024	273,457
1,640,000	5.125	11/01/2038	1,735,100
2,800,000	5.250	11/01/2049	2,955,769
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,210,000	5.125	11/01/2035	1,246,242
1,945,000	5.500	11/01/2045	2,005,069
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
1,215,000	4.250	11/01/2049	1,214,962
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)(a)
570,000	3.625	05/01/2041	526,206
1,545,000	4.000	05/01/2051	1,483,327
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
1,445,000	3.400	05/01/2041	1,294,289
1,265,000	4.000	05/01/2051	1,202,327
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
2,340,000	4.750	05/01/2039	2,444,770
3,790,000	5.000	05/01/2050	3,988,017
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
1,855,000	4.000	05/01/2051	1,796,330
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)(a)
500,000	5.000	05/01/2038	525,522
600,000	5.200	05/01/2048	629,525
Westside Community Development District Special Assessment RB for Solara Phase 2 Assessment Area Series 2019 (NR/NR)
990,000	4.625	05/01/2039	1,027,154
1,590,000	4.850	05/01/2049	1,647,717
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)(a)
800,000	4.100	05/01/2037	808,309
795,000	4.125	05/01/2038	803,005
Westside Community Development District Special Assessment RB Series 2019 (NR/NR)
1,200,000	5.000	05/01/2039	1,262,409
2,000,000	5.200	05/01/2050	2,110,033
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
1,650,000	4.000	05/01/2052	1,600,172

Municipal Bonds – (continued)
Florida – (continued)
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(a)
2,375,000	4.250	06/15/2039	2,412,405
3,550,000	4.375	06/15/2049	3,581,460
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
1,175,000	4.000	05/01/2052	1,112,000
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
970,000	5.000	11/01/2049	1,001,942
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
330,000	4.375	11/01/2025	340,625
1,770,000	5.000	11/01/2045	1,824,449
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR\NR)
1,260,000	4.250	05/01/2052	1,236,862
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
1,690,000	4.400	11/01/2035	1,672,918
625,000	4.250	05/01/2040	622,639
500,000	4.500	05/01/2051	500,320
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
380,000	5.375	05/01/2035	397,217
3,025,000	5.625	05/01/2045	3,165,885
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/2036	813,213
1,445,000	5.000	05/01/2047	1,505,527
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
1,585,000	3.700	05/01/2040	1,492,060
1,960,000	3.875	05/01/2050	1,815,857
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
600,000	3.375	05/01/2041	519,955
950,000	4.000	05/01/2051	899,914

			1,519,212,873

Georgia – 1.3%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A1/A)
1,500,000	5.250	07/01/2040	1,633,643
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A2/A-)
1,000,000	4.000	07/01/2040	1,037,637
Burke County Development Authority Pollution Control RB Fifth Series 1995 (BBB+/A-2/A-)
1,875,000	2.200	10/01/2032	1,777,542
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (NR/NR)
900,000	5.125	03/01/2052	726,662

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
$19,695,000	4.000%	01/01/2054	$19,217,467
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/NR)(a)
940,000	3.625	01/01/2031	899,524
940,000	5.000	01/01/2036	983,789
1,880,000	5.000	01/01/2054	1,922,944
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A3/NR)
6,650,000	5.000	05/15/2043	7,227,913
24,850,000	5.000	05/15/2049	29,720,371
Main Street Natural Gas, Inc. Gas Supply RB Series 2022C (NR\BBB-)(a)(e)(f)
22,740,000	4.000	11/01/2027	23,325,212
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (Baa1/A)
2,200,000	5.000	01/01/2034	2,464,324
6,000,000	5.000	01/01/2039	6,676,213
29,610,000	5.000	01/01/2049	32,506,968
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(a)
3,500,000	4.000	01/01/2038	3,514,102

			133,634,311

Guam – 0.7%
Antonio B Won Pat International Airport Authority RB Refunding Series 2013 C (AMT) (AGM) (Baa2/NR)(e)
7,300,000	6.125	10/01/2023	7,746,669
Antonio B Won Pat International Airport Authority RB Refunding Series 2013 C (AMT) (Baa2/NR)(e)
2,560,000	6.375	10/01/2023	2,710,673
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
1,500,000	3.839	10/01/2036	1,410,352
1,925,000	4.460	10/01/2043	1,830,010
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
6,240,000	5.000	02/01/2040	6,592,326
Guam Government Limited Obligation RB Section 30 Series 2016 A (NR/BB)
500,000	5.000	12/01/2031	548,515
4,515,000	5.000	12/01/2046	4,887,800
Guam Government RB Refunding Series 2021 F (Ba1/NR)
17,390,000	4.000	01/01/2042	17,437,624
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (Baa2/A-)
9,675,000	5.000	01/01/2046	10,438,819
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
9,810,000	5.000	01/01/2050	10,987,483
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
1,165,000	5.000	07/01/2033	1,281,749
960,000	5.000	07/01/2035	1,055,553
1,920,000	5.000	07/01/2036	2,110,772

Municipal Bonds – (continued)
Guam – (continued)
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-) – (continued)
1,365,000	5.000	07/01/2037	1,500,498
Port Authority of Guam RB Series 2018 A (Baa2/A)
2,500,000	5.000	07/01/2048	2,732,770
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Ba1/NR)
1,350,000	5.000	11/01/2035	1,532,016
1,400,000	5.000	11/01/2040	1,560,101

			76,363,730

Hawaii – 0.1%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Baa1/NR)
12,170,000	3.200	07/01/2039	12,017,834
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
675,000	5.000	05/15/2044	723,624
2,750,000	5.000	05/15/2049	2,931,195

			15,672,653

Illinois – 9.6%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (Ba3/BB)
1,400,000	5.382	12/01/2023	1,429,970
5,440,000	5.482	12/01/2024	5,564,313
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
16,000,000	6.000	04/01/2046	17,820,962
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (NR/NR)
1,700,000	5.000	04/01/2042	1,813,421
1,625,000	5.000	04/01/2046	1,728,141
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB)(d)
4,415,000	0.000	12/01/2027	3,714,647
685,000	0.000	12/01/2028	555,610
9,125,000	0.000	12/01/2029	7,126,226
6,905,000	0.000	12/01/2030	5,185,744
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(d)
125,000	0.000	12/01/2029	97,620
775,000	0.000	12/01/2030	582,035
Chicago Illinois Board of Education GO Bonds Series 2017 A (NR/BB)(a)
5,500,000	7.000	12/01/2046	6,481,479
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(d)
22,095,000	0.000	12/01/2031	15,931,834
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL) (Baa2/BB)
5,000,000	5.500	12/01/2026	5,440,054
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba3/BB)
8,965,000	5.500	12/01/2029	10,565,523

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB)
$20,125,000	5.250%	12/01/2035	$21,164,515
10,410,000	5.250	12/01/2039	10,925,780
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (Ba3/BB)
5,555,000	5.500	12/01/2030	6,637,441
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba3/BB)
13,525,000	6.038	12/01/2029	14,267,612
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2012 B (Ba3/BB)
9,025,000	4.000	12/01/2035	9,097,503
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB)
54,375,000	7.000	12/01/2044	61,251,556
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB)
61,035,000	6.500	12/01/2046	69,232,043
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
1,500,000	5.000	12/01/2029	1,725,224
1,250,000	5.000	12/01/2030	1,435,212
1,025,000	5.000	12/01/2031	1,174,826
1,000,000	5.000	12/01/2032	1,144,531
1,250,000	5.000	12/01/2034	1,427,549
1,000,000	5.000	12/01/2035	1,141,129
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (NR/AA)
6,535,000	5.000	12/01/2029	7,516,227
1,000,000	5.000	12/01/2030	1,148,170
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (Ba1/BBB+)(d)
11,545,000	0.000	01/01/2032	7,866,862
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (Ba1/WR/BBB+)
1,800,000	5.500	01/01/2037	1,926,268
Chicago Illinois GO Bonds Project Refunding Series 2014 A (Ba1/BBB+)
8,375,000	5.250	01/01/2033	8,738,516
6,295,000	5.000	01/01/2034	6,539,457
10,500,000	5.000	01/01/2036	10,907,752
Chicago Illinois GO Bonds Series 2010 B (Ba1/BBB+)
3,145,000	7.517	01/01/2040	3,979,186
Chicago Illinois GO Bonds Series 2015 A (NR/BBB+)
4,180,000	5.500	01/01/2039	4,471,551
Chicago Illinois GO Bonds Series 2015 B (NR/BBB+)
14,603,000	7.375	01/01/2033	17,535,439

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (Ba1/WR/BBB+)
3,775,000	5.500	01/01/2042	4,031,327
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (Ba1/WR/BBB+)
2,500,000	5.500	01/01/2042	2,669,753
Chicago Illinois GO Refunding Bonds Series 2012 B (Ba1/BBB+)
6,615,000	5.432	01/01/2042	6,859,095
Chicago Illinois GO Refunding Bonds Series 2014 A (Ba1/BBB+)
7,255,000	5.000	01/01/2035	7,536,737
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
14,455,000	5.000	01/01/2038	15,387,715
Chicago Illinois GO Refunding Bonds Series 2017 A (NR/BBB+)
2,660,000	6.000	01/01/2038	2,978,067
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (NR/A)
11,630,000	4.000	01/01/2044	11,991,021
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (NR/A)
1,500,000	5.000	01/01/2039	1,599,877
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (NR/AA)
1,950,000	5.250	01/01/2042	2,201,330
5,460,000	4.000	01/01/2052	5,582,878
Chicago Park District GO Bonds Limited Tax Series 2018 A (NR/AA-)
2,585,000	4.000	01/01/2041	2,713,910
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopement Project Series 2021 B (NR/NR)
915,000	3.750	07/01/2041	814,473
City of Chicago GO Bonds for Neighborhoods Alive 21 Program Series 2002 B (Ba1/WR/BBB+)
2,685,000	5.500	01/01/2037	2,873,349
City of Chicago GO Refunding Bonds Series 2020 A (NR/BBB+)
485,000	5.000	01/01/2031	532,663
City of Chicago GO Refunding Bonds Series B (Ba1\BBB+)
20,465,000	5.765	01/01/2028	21,382,722
City of Chicago IL GO Bonds Series 2019 (BBB+/NR)
28,265,000	5.000	01/01/2044	30,350,310
20,105,000	5.500	01/01/2049	22,164,037
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (A2/AA)
735,000	5.432	01/01/2042	785,172
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (A2/AA)
7,350,000	6.314	01/01/2044	8,542,408
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
1,818,000	5.800	03/01/2037	1,719,138
County of Will Illinois GO Bonds Series 2019 (Aa1/AA+)
2,500,000	4.000	11/15/2047	2,709,740
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,166,000	5.625	03/01/2036	1,168,535

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority Charter School RB Series 2021A (NR/NR) (NR/NR)(a)
$2,250,000	5.000%	07/01/2051	$1,952,447
2,250,000	5.000	07/01/2056	1,907,185
Illinois Finance Authority Multifamily Housing RB Series 2018A-1 (NR/NR) (NR/NR)*
653,503	5.000	12/01/2053	1,307
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (NR/BBB+)
715,000	5.000	12/01/2034	795,215
920,000	5.000	12/01/2039	1,016,165
1,175,000	5.000	12/01/2044	1,285,123
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(a)
12,425,000	6.125	04/01/2049	13,451,658
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
950,000	4.000	10/01/2040	1,007,079
950,000	4.000	10/01/2050	991,560
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
1,645,000	4.000	05/15/2027	1,699,779
2,825,000	5.000	05/15/2037	3,016,283
1,055,000	5.000	05/15/2047	1,113,295
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Baa3/NR)
1,500,000	4.000	09/01/2035	1,555,630
1,725,000	5.000	09/01/2036	1,915,997
2,000,000	4.000	09/01/2037	2,069,778
1,620,000	5.000	09/01/2038	1,795,870
2,000,000	4.000	09/01/2039	2,064,000
1,500,000	5.000	09/01/2040	1,658,367
1,500,000	4.000	09/01/2041	1,543,003
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa2/A-)
500,000	5.000	09/01/2036	555,336
3,470,000	5.000	09/01/2046	3,829,499
Illinois Finance Authority RB Refunding for Lawndale Educational & Regional Network Charter School Obligated Group Series 2021 (NR/BBB)
900,000	4.000	11/01/2051	915,793
700,000	4.000	11/01/2056	709,019
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
950,000	5.000	05/15/2051	982,274
765,000	5.000	05/15/2056	788,108
Illinois Finance Authority RB Series 2013 A (NR/NR)(e)
4,500,000	5.250	05/15/2047	4,584,965
Illinois Finance Authority RB Series 2021 (NR\BB+)(a)
2,125,000	4.000	10/01/2042	2,088,115
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (NR/AA-)
1,560,000	4.000	01/01/2038	1,627,106
1,260,000	4.000	01/01/2039	1,312,300
Illinois Sports Facilities Authority RB Refunding Bonds Series 2021 (NR/BB+)
450,000	5.000	06/15/2032	494,825

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Pension Funding Series 2003 (Baa1/BBB)
4,250,000	5.100	06/01/2033	4,519,481
Illinois State GO Bonds Series 2012 (Baa2/BBB)
500,000	5.000	03/01/2031	501,652
750,000	5.000	03/01/2037	752,294
Illinois State GO Bonds Series 2013 (Baa2/BBB)
5,050,000	5.500	07/01/2038	5,287,842
Illinois State GO Bonds Series 2014 (AGM-CR) (A2/AA)
20,000,000	5.000	02/01/2039	20,981,078
Illinois State GO Bonds Series 2014 (Baa2/BBB)
2,525,000	5.000	05/01/2029	2,675,218
10,000,000	5.000	05/01/2030	10,577,271
5,000,000	5.000	05/01/2031	5,284,861
5,000,000	5.000	05/01/2039	5,265,681
Illinois State GO Bonds Series 2017 A (Baa2/BBB)
9,500,000	5.000	12/01/2035	10,255,810
1,770,000	4.500	12/01/2041	1,835,320
4,730,000	5.000	12/01/2042	5,061,048
Illinois State GO Bonds Series 2017 C (Baa2/BBB)
62,270,000	5.000	11/01/2029	68,551,250
Illinois State GO Bonds Series 2017 D (Baa2/BBB)
5,845,000	5.000	11/01/2025	6,327,067
16,695,000	5.000	11/01/2026	18,261,550
57,825,000	5.000	11/01/2027	63,720,253
24,325,000	5.000	11/01/2028	26,844,350
Illinois State GO Bonds Series 2018 A (Baa2/BBB)
350,000	5.000	05/01/2032	382,369
1,940,000	5.000	05/01/2033	2,115,924
5,280,000	5.000	05/01/2042	5,686,886
5,280,000	5.000	05/01/2043	5,677,408
Illinois State GO Bonds Series 2019 A (Baa2/BBB)
2,000,000	5.000	11/01/2024	2,129,059
Illinois State GO Bonds Series 2019 B (Baa2/BBB)
4,200,000	4.000	11/01/2038	4,267,197
Illinois State GO Bonds Series 2019 C (Baa2/BBB)
10,825,000	4.000	11/01/2042	10,884,545
Illinois State GO Bonds Series 2020 (Baa2/BBB)
1,575,000	5.500	05/01/2039	1,780,272
4,250,000	5.750	05/01/2045	4,834,176
Illinois State GO Bonds Series 2020 C (Baa2/BBB)
6,965,000	4.250	10/01/2045	7,089,302
Illinois State GO Refunding Bonds Series 2016 (AGM) (A2/AA)
20,175,000	4.000	02/01/2030	21,122,501
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,658,000	6.250	03/01/2034	1,657,839
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/BBB+)(d)
15,690,000	0.000	12/15/2032	10,477,242
2,800,000	0.000	12/15/2034	1,714,967
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL) (NATL) (NR/NR)(d)
530,000	0.000	06/15/2030	428,130

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (NR/BBB+)(d)
$9,370,000	0.000%	06/15/2030	$6,952,955
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (A2/AA)(d)
6,455,000	0.000	06/15/2044	2,594,438
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (NR/BBB+)(d)
66,700,000	0.000	12/15/2056	13,317,909
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM)(d) (A2/AA)
18,400,000	0.000	12/15/2056	4,081,350
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/BBB+)(d)
70,000,000	0.000	12/15/2054	15,435,273
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (NR/BBB+)
11,460,000	4.000	06/15/2050	11,355,800
1,340,000	5.000	06/15/2050	1,427,964
Plano Special Service Area No. 5 (NR/NR)*
2,322,000	6.000	03/01/2036	1,892,430
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (Baa1/NR)
840,000	4.750	10/01/2029	845,661
1,010,000	4.750	10/01/2032	1,016,315
Regional Transportation Authority Illinois GO Bonds Series 2016 A (A1/AA)
7,730,000	4.000	06/01/2046	8,054,179
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (NR/NR)(e)
5,000,000	7.625	11/01/2023	5,442,549
State of Illinois GO Bonds Series 2010-1 (Baa2/BBB)
630,000	6.630	02/01/2035	706,989
State of Illinois GO Bonds Series 2017 A (Baa2/BBB)
9,500,000	4.250	12/01/2040	9,756,514
State of Illinois GO Bonds Series 2017 D (Baa2/BBB)
4,910,000	3.250	11/01/2026	5,004,190
State of Illinois GO Refunding Bonds Series 2018 A (Baa2/BBB)
3,000,000	5.000	10/01/2027	3,304,896
8,230,000	5.000	10/01/2028	9,173,808
State of Illinois GO Unlimited Bonds Series 2017 A (Baa2/BBB)
2,750,000	4.000	12/01/2033	2,808,582
7,950,000	4.250	12/01/2037	8,173,914
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)(a)
380,000	5.000	01/01/2045	378,437
900,000	5.000	01/01/2055	874,515
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
2,000,000	5.000	01/01/2039	1,973,075

Municipal Bonds – (continued)
Illinois – (continued)
Village of Romeoville RB Refunding for Lewis University Series 2018 B (NR/BBB)
540,000	4.125	10/01/2041	550,337
1,080,000	4.125	10/01/2046	1,096,782

			1,023,781,971

Indiana – 0.3%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (NR/BBB+)
1,300,000	5.000	02/01/2029	1,355,492
1,250,000	5.250	02/01/2034	1,301,940
1,500,000	5.000	02/01/2039	1,552,143
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (NR/BBB)
400,000	4.000	09/15/2049	402,960
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (Ba1/NR)
7,120,000	5.000	06/01/2039	7,140,545
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (Ba1/NR)
865,000	5.000	07/01/2055	899,703
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (NR/BBB+)(e)
6,250,000	5.000	07/01/2023	6,474,361
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2010 A (Baa3/NR)
3,110,000	3.000	11/01/2030	2,907,468
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (Ba1/NR)
2,250,000	3.000	11/01/2030	2,103,474
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (Ba1/NR)
2,500,000	3.000	11/01/2030	2,337,193
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 A (NR/NR)
3,750,000	4.000	11/15/2041	3,880,131
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (WR/NR)*
7,520,823	6.500	11/15/2031	75
Town of Upland RB Refunding for Taylor University, Inc. Series 2021 (NR/A-)
3,300,000	2.500	09/01/2050	2,476,871

			32,832,356

Iowa – 0.2%
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (NR/NR)
2,050,000	4.000	05/15/2055	1,797,714
2,700,000	5.000	05/15/2055	2,796,652
Iowa Tobacco Settlement Authority RB Refunding Series 2021 B-2 (NR/NR)(d)
93,850,000	0.000	06/01/2065	12,065,009
Tobacco Settlement Authority Asset Backed Bonds Class 1 Senior Current Interest Bonds Series 2021A-2 (NR/BBB+)
3,000,000	4.000	06/01/2049	3,004,668

			19,664,043

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kansas – 0.1%
City of Manhattan Health Care Facilities RB Series 2022A (NR\NR)
$2,070,000	4.000%	06/01/2052	$1,982,394
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
1,075,000	4.000	06/01/2046	1,036,185
City of Prairie Village Special Obligation Tax Increment Revenue Refunding Bonds Series 2021 (NR/NR)
825,000	2.875	04/01/2030	736,889
940,000	3.125	04/01/2036	792,869
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
1,155,000	5.000	05/15/2028	1,201,789
1,215,000	5.000	05/15/2029	1,262,066
2,850,000	5.000	05/15/2034	2,920,097
1,190,000	5.000	05/15/2050	1,177,525

			11,109,814

Kentucky – 0.4%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)(a)(g)
4,405,000	4.700	01/01/2052	4,438,958
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022B (NR/NR)(a)(g)
3,150,000	4.450	01/01/2042	3,174,593
3,375,000	4.700	01/01/2052	3,401,018
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (AMT) (A1/A)
5,000,000	2.125	10/01/2034	4,345,905
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (AMT) (A1/A)
6,825,000	2.000	02/01/2032	6,025,484
Kentucky Bond Development Corp. RB for Centre College of Kentucky Series 2021 (A3/A)
700,000	4.000	06/01/2046	742,835
1,175,000	4.000	06/01/2051	1,241,458
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
205,000	4.000	03/01/2046	213,858
130,000	4.000	03/01/2049	135,234
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (A2/AA)
900,000	4.000	12/01/2041	966,074
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A2/AA)
3,300,000	4.000	06/01/2037	3,441,805
2,925,000	4.000	06/01/2045	3,037,288
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (A2/AA)
1,000,000	4.000	06/01/2037	1,042,971
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
2,300,000	5.000	08/01/2049	2,561,285

Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky Public Energy Authority Gas Supply RB Series 2019 A-1 (A1/NR)(e)(f)
1,275,000	4.000	06/01/2025	1,321,341
Kentucky State University COPS Series 2021 (BAM) (NR/AA)
800,000	4.000	11/01/2056	833,770
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (NR/A)
5,000,000	5.750	10/01/2042	5,249,939
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (NR/A)
6,000,000	3.000	10/01/2043	5,478,323

			47,652,139

Louisiana – 1.4%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (NR/BB)
2,125,000	5.000	12/01/2034	2,331,767
2,375,000	5.000	12/01/2039	2,576,618
City of New Orleans Sewerage Service RB Series 2020 B (NR/A)
1,125,000	4.000	06/01/2050	1,188,106
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(a)
1,900,000	4.125	06/01/2039	1,868,912
2,300,000	4.375	06/01/2048	2,249,013
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
1,810,000	3.200	06/01/2041	1,505,995
2,190,000	4.000	06/01/2051	1,988,822
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (NR/BBB+)(a)
8,790,000	5.000	04/01/2035	9,247,850
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (NR/AA)
2,600,000	5.000	10/01/2039	2,936,923
4,850,000	4.000	10/01/2041	5,118,368
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (NR/AA)
4,710,000	3.000	06/01/2050	4,146,733
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (NR/A+)
1,380,000	4.000	06/01/2050	1,463,516
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A3/NR)
9,770,000	5.000	07/01/2059	10,739,137
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A3/A)
12,725,000	4.000	05/15/2042	13,402,874
21,250,000	5.000	05/15/2046	23,470,408
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)(a)
2,470,000	4.000	06/01/2051	2,233,246
2,070,000	4.000	06/01/2056	1,837,500

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)(a)
$1,640,000	4.000%	06/01/2051	$1,482,803
1,065,000	4.000	06/01/2056	945,381
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A2/A-)
32,395,000	5.000	01/01/2045	34,207,649
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A2/A-)
4,850,000	5.000	01/01/2048	5,216,774
Parish of St. James RB for NuStar Logistics LP Series 2008 (Ba3/BB-) (PUTABLE)(a)(e)(f)(h)
1,400,000	6.100	06/01/2030	1,653,048
Parish of St. James RB for NuStar Logistics LP Series 2010 (Ba3/BB-)(a)
2,375,000	6.350	07/01/2040	2,809,080
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-) (PUTABLE)(e)(f)(h)
235,000	2.000	04/01/2023	233,765
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-3 (Baa3/BBB-) (PUTABLE)(e)(f)(h)
950,000	2.200	07/01/2026	918,816
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 B-2 (Baa3/BBB-) (PUTABLE)(e)(f)(h)
13,250,000	2.375	07/01/2026	12,906,685
Port of New Orleans Board of Commissioners RB Series 2018 A (AGM) (A2/AA)
2,000,000	5.000	04/01/2048	2,220,832

			150,900,621

Maine – 0.2%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/BBB+)
1,000,000	4.000	01/01/2035	1,048,896
1,355,000	4.000	01/01/2036	1,419,972
850,000	4.000	01/01/2037	889,633
1,030,000	4.000	01/01/2038	1,076,453
800,000	4.000	01/01/2039	832,100
1,400,000	4.000	01/01/2040	1,454,107
Finance Authority of Maine RB Series 2021 (NR/NR) (NR/NR)(a)
1,875,000	8.000	12/01/2051	1,498,501
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2018 A (A1/A+)
4,000,000	5.000	07/01/2043	4,531,530
5,250,000	5.000	07/01/2048	5,912,000
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A1/A+)
2,080,000	4.000	07/01/2045	2,197,107
2,505,000	4.000	07/01/2050	2,635,625
Maine Health & Higher Educational Facilities Authority RB Refunding for Northern Light Health Obligated Group Series 2021 A (AGM ST INTRCPT ST RES BD GTY) (A1/AA)
375,000	4.000	07/01/2037	413,280
325,000	4.000	07/01/2041	355,002
750,000	4.000	07/01/2046	807,439
700,000	4.000	07/01/2050	749,539

			25,821,184

Municipal Bonds – (continued)
Maryland – 0.6%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/2033	3,063,165
1,500,000	5.000	09/01/2038	1,586,449
City of Baltimore RB Refunding for Baltimore Hotel Corp. Series 2017 (NR/CCC)
1,400,000	5.000	09/01/2028	1,425,454
860,000	5.000	09/01/2039	871,528
6,135,000	5.000	09/01/2046	6,188,898
City of Baltimore Tax Allocation for Harbor Point Special Taxing District Project Series 2019 B (NR/NR)(a)
325,000	3.550	06/01/2034	309,506
200,000	3.700	06/01/2039	187,861
300,000	3.875	06/01/2046	278,811
City of Baltimore Tax Allocation Refunding Senior Lien for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(a)
290,000	3.400	06/01/2034	274,707
310,000	3.450	06/01/2035	292,676
550,000	3.500	06/01/2039	513,183
1,650,000	3.625	06/01/2046	1,518,581
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
1,450,000	5.000	07/01/2036	1,555,220
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
1,660,000	4.000	01/01/2045	1,773,112
2,370,000	4.000	01/01/2050	2,516,989
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
4,980,000	4.000	01/01/2045	5,319,335
5,690,000	4.000	01/01/2050	6,042,897
County of Prince George’s Special Obligation Bonds for Westphalia Town Center Project Series 2018 (NR/NR)(a)
1,885,000	5.250	07/01/2048	1,971,805
Frederick County Urbana Community Development Authority Special Tax Series 2020 C (NR/NR)
3,765,000	4.000	07/01/2050	3,802,707
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (NR/BB)
2,375,000	5.000	06/01/2058	2,386,086
Maryland Economic Development Corp. RB for Morgan State University Project Series 2020 (NR/BBB-)
925,000	4.000	07/01/2040	954,524
1,400,000	4.250	07/01/2050	1,445,153
1,175,000	5.000	07/01/2050	1,287,838
2,265,000	5.000	07/01/2056	2,462,334
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (Baa3/NR)
3,050,000	5.000	06/01/2049	3,348,609
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
6,235,000	3.997	04/01/2034	5,949,760
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (Baa1/NR)
1,000,000	4.000	07/01/2050	1,036,761

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – (continued)
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB)
$840,000	3.000%	10/01/2034	$786,021
500,000	4.000	10/01/2040	519,839
Maryland Health & Higher Educational Facilities Authority RB Refunding for Stevenson University, Inc. Series 2021 A (NR/BBB-)
650,000	4.000	06/01/2046	656,306
2,000,000	4.000	06/01/2051	2,010,662
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (Baa1/BBB+)
2,100,000	5.000	07/01/2031	2,116,229

			64,453,006

Massachusetts – 0.3%
Commonwealth of Massachusetts GO Limited Bonds Series 2016 E (Aa1/AA)
10,130,000	3.000	04/01/2044	9,522,897
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (NR/NR)(a)
1,000,000	5.000	11/15/2033	1,101,852
900,000	5.000	11/15/2038	988,379
2,350,000	5.125	11/15/2046	2,574,513
Massachusetts Development Finance Agency RB for Merrimack College Series 2021 B (NR/BBB-)
1,660,000	4.000	07/01/2050	1,702,211
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (Baa1/BBB+)
1,950,000	5.000	10/01/2036	2,090,488
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (NR/A-)
260,000	4.000	12/01/2042	275,224
280,000	5.000	12/01/2042	306,562
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/BB+)(a)
1,000,000	5.000	07/15/2046	1,116,673
Massachusetts Development Finance Agency RB Refunding for Southcoast Health System Obligated Group Series 2021 G (Baa1/BBB+)
1,000,000	4.000	07/01/2046	1,030,957
1,900,000	5.000	07/01/2050	2,210,897
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (NR/AA)
2,125,000	4.000	10/01/2045	2,277,268
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB+)
2,125,000	5.000	07/01/2044	2,377,235
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL) (Aa1/AA)(c)
(3M USD LIBOR + 0.57%)
5,390,000	0.782	05/01/2037	5,211,902
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR FGIC) (Aa1/AA+)(c)
(3M USD LIBOR + 0.57%)
1,040,000	0.782	05/01/2037	1,005,638

			33,792,696

Municipal Bonds – (continued)
Michigan – 2.9%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(f)
106,985,536	4.000	04/01/2044	93,144,486
City of Detroit GO Bonds Series 2020 (Ba3/BB-)
465,000	5.500	04/01/2031	532,128
370,000	5.500	04/01/2033	422,070
280,000	5.500	04/01/2034	319,024
300,000	5.500	04/01/2035	341,440
345,000	5.500	04/01/2036	392,332
365,000	5.500	04/01/2037	414,645
395,000	5.500	04/01/2038	448,079
555,000	5.500	04/01/2039	628,682
590,000	5.500	04/01/2040	667,392
1,360,000	5.500	04/01/2045	1,530,397
1,940,000	5.500	04/01/2050	2,172,216
City of Detroit GO Bonds Series 2021 A (Ba3/BB-)
2,440,000	4.000	04/01/2040	2,425,506
660,000	4.000	04/01/2042	651,765
7,200,000	5.000	04/01/2050	7,687,431
City of Detroit GO Bonds Series 2021 B (Ba3/BB-)
1,145,000	2.960	04/01/2027	1,073,469
950,000	3.110	04/01/2028	880,610
450,000	3.244	04/01/2029	413,417
125,000	3.344	04/01/2030	114,419
475,000	3.644	04/01/2034	429,252
City of Detroit MI GO Bonds Series 2020 (BB-/Ba3)
495,000	5.500	04/01/2032	565,639
City of Detroit MI GO Bonds Series 2021 (BB-/Ba3)
9,125,000	5.000	04/01/2046	9,770,985
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
3,495,000	5.000	07/01/2037	3,688,153
15,335,000	5.000	07/01/2048	16,130,977
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)(f)
3,401,333	4.000	04/01/2044	2,961,292
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (A1/AA)(c)
(3M USD LIBOR + 0.60%)
4,675,000	1.248	07/01/2032	4,616,758
Grand Rapids Charter Township Economic Development Corp. RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
3,200,000	5.000	05/15/2037	3,488,996
1,400,000	5.000	05/15/2044	1,512,004
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (NR/A)
1,425,000	5.000	11/01/2045	1,599,879
Kentwood Economic Development Corp. RB for Holland Home Obligated Group Series 2021 (NR/NR)
475,000	4.000	11/15/2045	479,522
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
1,725,000	4.000	11/15/2043	1,749,689
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
2,800,000	5.000	11/15/2048	3,170,021
20,975,000	4.000	11/15/2050	21,762,943

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (A1/NR)
$5,250,000	4.000%	02/15/2047	$5,558,834
24,000,000	4.000	02/15/2050	25,359,089
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (A1/AA)
2,175,000	5.000	07/01/2032	2,304,991
1,750,000	5.000	07/01/2033	1,853,407
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A2/A+)
355,000	5.000	07/01/2033	383,649
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (A1/AA)
2,600,000	5.000	07/01/2035	2,750,704
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-1 (A1/AA-)
1,250,000	5.000	07/01/2034	1,353,725
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-2 (A2/A+)
2,100,000	5.000	07/01/2034	2,268,110
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A1/AA-)
750,000	5.000	07/01/2035	811,747
Michigan Finance Authority Public School Academy Limited Obligation Revenue & Revenue Refunding Bonds Series 2021 (BB+/NR)
800,000	4.000	12/01/2041	736,343
1,230,000	4.000	12/01/2051	1,071,639
Michigan Finance Authority Public School Academy Limited Obligation Revenue Refunding Bonds Series 2021 (NR/NR)
1,525,000	4.250	12/01/2039	1,352,373
1,190,000	5.000	12/01/2046	1,111,638
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (NR/BB)
1,000,000	5.000	09/01/2040	1,027,800
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (NR/A-)
475,000	4.000	09/01/2045	494,394
500,000	4.000	09/01/2050	517,742
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A-)
7,225,000	3.267	06/01/2039	6,999,938
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB-)
2,095,000	5.000	06/01/2049	2,267,886

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(d)
108,800,000	0.000	06/01/2065	13,153,332
Michigan Mathematics & Science Initiative RB Refunding Series 2021 (NR/BB+)
995,000	4.000	01/01/2031	1,049,478
1,115,000	4.000	01/01/2041	1,122,316
1,695,000	4.000	01/01/2051	1,666,449
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (A2/AA)
22,545,000	4.125	06/30/2035	23,734,833
7,065,000	4.500	06/30/2048	7,470,711
Michigan Strategic Fund RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
1,875,000	5.000	05/15/2037	2,044,334
1,400,000	5.000	05/15/2044	1,512,004
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (NR/CCC-)(d)
42,935,000	0.000	06/01/2052	5,012,348
Star International Academy RB Refunding Series 2020 (NR/BBB)
2,000,000	5.000	03/01/2030	2,163,125
3,480,000	5.000	03/01/2033	3,757,565
Tipton Academy Michigan Public School Academy RB Series 2021 (NR/BB)
5,155,000	4.000	06/01/2051	4,231,372
Universal Academy RB Refunding Series 2021 (NR/BBB-)
1,035,000	4.000	12/01/2040	1,039,078

			312,366,572

Minnesota – 0.5%
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (A2/NR)
5,725,000	5.000	05/01/2048	6,483,263
2,300,000	4.000	05/01/2049	2,426,911
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (NR/BBB-)
365,000	4.000	12/01/2040	378,883
425,000	4.000	12/01/2050	434,911
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)(e)
2,500,000	5.750	06/15/2022	2,522,844
Duluth Economic Development Authority Health Care Facilities RB for St. Lukes Hospital Series 2012 (NR\NR)(e)
3,750,000	6.000	06/15/2039	3,786,030
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
3,265,000	4.250	02/15/2048	3,485,685
23,575,000	5.250	02/15/2053	26,762,804
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
1,425,000	4.000	07/01/2031	1,435,638
1,400,000	4.000	07/01/2036	1,384,939
875,000	4.000	07/01/2041	846,399

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Minnesota – (continued)
Duluth Independent School District No.709 COPS Refunding Series 2019 A (Ba2/NR)
$640,000	3.250%	03/01/2025	$638,228
660,000	4.000	03/01/2026	672,423
755,000	4.000	03/01/2029	762,694
1,260,000	4.000	03/01/2032	1,245,743
685,000	4.200	03/01/2034	681,803
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (NR/BB+)
2,400,000	5.000	05/01/2047	2,493,510
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
425,000	4.000	12/01/2034	448,280
650,000	4.000	12/01/2040	678,899

			57,569,887

Mississippi – 0.1%
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2021 (Baa1/A)
6,400,000	2.375	06/01/2044	4,953,620
Mississippi Development Bank Special Obligation Bonds Series 2021 (BB/NR)(a)
1,300,000	5.000	10/01/2031	1,486,676
1,430,000	5.000	10/01/2032	1,632,303
1,430,000	5.000	10/01/2033	1,629,516
850,000	4.000	10/01/2034	883,723
700,000	4.000	10/01/2035	726,937
750,000	4.000	10/01/2036	777,988
3,000,000	4.000	10/01/2041	3,091,852

			15,182,615

Missouri – 0.4%
Branson Regional Airport Transport Development District Series 2018A, B, & C (NR/NR)(a)(f)
518,993	5.000	04/01/2043	46,663
Branson Regional Airport Transport Development District Series 2018B & C (NR/NR)(a)(f)
2,620,337	5.000	04/01/2043	235,598
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BBB-)
2,825,000	3.000	03/01/2046	2,431,234
950,000	4.000	03/01/2046	972,696
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (Ba1/BBB-)
1,925,000	5.000	03/01/2036	2,113,761
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(a)
4,750,000	5.250	12/01/2048	4,948,556
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
645,000	3.500	11/01/2040	562,883
1,150,000	4.250	11/01/2050	991,378
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2020 A (AMT) (AGM) (A2/AA)
2,230,000	5.000	03/01/2057	2,472,658

Municipal Bonds – (continued)
Missouri – (continued)
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(a)
1,000,000	5.000	04/01/2036	1,002,863
1,150,000	5.000	04/01/2046	1,124,823
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (NR/A-)
2,430,000	5.000	09/01/2043	2,728,893
2,470,000	5.000	09/01/2048	2,756,846
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
1,495,000	5.000	09/01/2030	1,652,225
1,065,000	5.000	09/01/2031	1,172,854
1,330,000	5.000	09/01/2033	1,458,603
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (A1/NR)
8,000,000	4.000	02/15/2054	8,233,243
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
400,000	3.000	10/01/2044	374,461
500,000	3.125	10/01/2049	466,700
Plaza at Noah’s Ark Community Improvement District RB Refunding Series 2021 (NR/NR)
475,000	3.125	05/01/2035	438,025
St Louis Land Clearance for Redevelopment Authority RB City of St Louis Series 2018 A (NR/A)
1,195,000	5.000	04/01/2048	1,308,941
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750	11/15/2047	1,652,802
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)*
1,250,000	5.750	04/01/2027	325,000

			39,471,706

Nevada – 0.5%
City of Henderson Local Improvement District No. T-21 Local Improvement Bonds Series 2022 (NR\NR)
700,000	3.500	09/01/2045	599,312
470,000	4.000	09/01/2051	429,012
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
280,000	5.000	06/01/2022	281,240
240,000	5.000	06/01/2023	247,039
200,000	4.250	06/01/2024	206,726
115,000	5.000	06/01/2024	120,827
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
295,000	4.250	06/01/2037	300,413
425,000	4.375	06/01/2042	431,946
490,000	4.500	06/01/2047	497,469
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
495,000	4.000	06/01/2039	499,292

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nevada – (continued)
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR) – (continued)
$1,395,000	4.000%	06/01/2044	$1,386,623
1,370,000	4.000	06/01/2049	1,339,191
City of Las Vegas Special Improvement District No. 815 Special Assessment Series 2020 (NR/NR)
950,000	5.000	12/01/2049	999,704
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
600,000	3.000	06/01/2041	506,621
1,275,000	3.125	06/01/2051	1,004,920
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
335,000	4.250	06/01/2034	345,972
445,000	4.500	06/01/2039	461,574
335,000	4.625	06/01/2043	346,894
580,000	4.625	06/01/2049	596,250
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (Ba2/NR)(a)
550,000	2.500	06/15/2024	546,032
1,745,000	2.750	06/15/2028	1,695,791
Clark County Pollution Control Refunding RB 2010 Series (A-/BBB+)
3,290,000	2.100	06/01/2031	2,933,165
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
2,110,000	5.125	03/01/2025	1,933,092
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/2035	2,206,898
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/A)
700,000	5.000	07/01/2030	786,815
Las Vegas Convention & Visitors Authority RB Refunding Series 2018 C (Aa3/A)
635,000	5.000	07/01/2035	720,834
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/A)
2,795,000	5.000	07/01/2043	3,144,776
16,275,000	4.000	07/01/2049	17,033,899
Las Vegas Convention & Visitors Authority RB Series 2019 B (Aa3/A)
1,325,000	5.000	07/01/2029	1,532,555
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
2,635,000	5.000	07/01/2045	2,788,630
2,825,000	5.000	07/01/2051	2,976,953

			48,900,465

New Hampshire – 1.1%
New Hampshire Business Finance Authority RB for Casella Waste Systems, Inc. Series 2013 (B2/B)(a)(f)
1,800,000	2.950	04/01/2029	1,763,152
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 A (B1/B)(a)(e)(f)
2,820,000	3.625	07/02/2040	2,676,830
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 B (AMT) (B1/B)(a)(e)(f)
4,890,000	3.750	07/02/2040	4,714,087

Municipal Bonds – (continued)
New Hampshire – (continued)
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
12,450,000	4.000	01/01/2051	12,449,384
New Hampshire Health and Education Facilities Authority RB for Dartmouth-Hitchcock Obligation Group Series 2020 A (NR/A)
15,000,000	5.000	08/01/2059	19,264,369
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (NR/A)
6,595,000	5.000	08/01/2033	7,636,481
6,930,000	5.000	08/01/2034	8,017,130
7,290,000	5.000	08/01/2035	8,422,703
7,660,000	5.000	08/01/2036	8,848,518
8,055,000	5.000	08/01/2037	9,299,781
8,470,000	5.000	08/01/2038	9,762,898
8,900,000	5.000	08/01/2039	10,241,837
9,360,000	5.000	08/01/2040	10,753,878

			113,851,048

New Jersey – 6.1%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (Baa1/AA)
750,000	5.000	03/01/2032	843,083
1,010,000	5.000	03/01/2037	1,130,307
1,205,000	5.000	03/01/2042	1,342,018
Atlantic County Improvement Authority RB for Stockton University Series 2021 A (AGM) (A2/AA)
950,000	4.000	07/01/2053	998,876
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (Baa2/BBB)(e)
2,500,000	5.000	06/15/2022	2,519,922
1,000,000	5.000	06/15/2022	1,007,968
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (Baa2/NR)
1,000,000	4.750	06/15/2032	1,004,110
1,000,000	5.000	06/15/2037	1,004,448
1,000,000	5.125	06/15/2043	1,004,568
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (Baa3/BB+)
3,500,000	4.000	07/01/2032	3,669,782
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (NR/BBB)
1,000,000	5.375	01/01/2043	1,042,599
New Jersey Economic Development Authority RB for Provident Group–Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (NR/B)
500,000	5.000	07/01/2037	523,130
1,150,000	5.000	07/01/2047	1,190,609
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (Baa1/BBB)
4,500,000	5.000	06/15/2041	4,892,446

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB Refunding for New Jersey Natural Gas Co. Series 2011 C (AMT) (A1/NR)
$4,725,000	3.000%	08/01/2041	$4,526,135
New Jersey Economic Development Authority RB Series 1997 A (NATL) (Baa1/BBB)
25,180,000	7.425	02/15/2029	29,590,136
New Jersey Economic Development Authority RB Series 2021 QQQ (Baa1/BBB)
1,400,000	4.000	06/15/2046	1,422,307
5,840,000	4.000	06/15/2050	5,928,962
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (Ba3/B)
7,500,000	5.500	04/01/2028	7,505,696
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (Ba3/B+)
8,500,000	5.250	09/15/2029	8,649,349
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (Ba3/B+)
5,000,000	5.625	11/15/2030	5,286,678
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (Ba3/B+)
5,000,000	5.625	11/15/2030	5,286,678
New Jersey Economic Development Authority Special Facility Revenue and Refunding Bonds Series 2017 (Baa2\NR)
5,550,000	5.000	10/01/2047	5,954,044
New Jersey Economic Development Authority State Lease RB for Health Department Project Series 2018 A (Baa1/BBB)
2,470,000	5.000	06/15/2047	2,677,852
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (Baa1/BBB)
5,000,000	5.000	06/15/2042	5,453,938
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (Ba2/BB+)
3,450,000	4.000	07/01/2042	3,103,210
New Jersey Educational Facilities Authority RB for Seton Hall University Series 2020 C (AGM) (A2/AA)
1,110,000	3.250	07/01/2049	1,062,550
1,000,000	4.000	07/01/2050	1,051,407
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (NR/BBB+)
3,350,000	3.000	07/01/2050	2,830,163
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (Baa2/BBB)(e)
1,000,000	5.000	07/01/2026	1,115,561
1,000,000	5.000	07/01/2026	1,115,561
900,000	5.000	07/01/2026	1,004,005
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (A2/AA)
9,700,000	4.125	07/01/2038	10,009,980
5,600,000	5.000	07/01/2046	6,015,059

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Series 2021 A (A2/A+)
4,750,000	4.000	01/01/2051	5,034,027
New Jersey Transportation Trust Fund Authority RB Series 2016 (A+/Baa1)
3,335,000	5.000	06/15/2030	3,688,560
New Jersey Transportation Trust Fund Authority RB Series 2018 (BBB/Baa1)
7,180,000	5.000	12/15/2033	8,004,393
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (Baa1/BBB)(d)
134,205,000	0.000	12/15/2035	82,410,459
63,415,000	0.000	12/15/2036	37,282,135
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (Baa1/BBB)(d)
41,545,000	0.000	12/15/2035	25,238,197
46,515,000	0.000	12/15/2038	24,754,371
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)(d)
12,000,000	0.000	12/15/2026	10,444,337
9,240,000	0.000	12/15/2029	7,194,847
1,900,000	0.000	12/15/2034	1,205,054
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (Baa1/BBB)
26,100,000	5.000	06/15/2038	27,550,320
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (Baa1/BBB)
2,525,000	5.250	06/15/2041	2,726,904
5,075,000	5.000	06/15/2045	5,419,040
1,750,000	5.000	06/15/2046	1,867,624
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (A2/AA)(d)
11,150,000	0.000	12/15/2033	7,532,433
25,400,000	0.000	12/15/2034	16,475,570
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (Baa1/BBB)(d)
5,000,000	0.000	12/15/2027	4,210,537
24,445,000	0.000	12/15/2030	18,457,847
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (Baa1/BBB)(d)
52,985,000	0.000	12/15/2036	30,792,704
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (Baa1/BBB)(d)
2,625,000	0.000	12/15/2033	1,737,007
1,565,000	0.000	12/15/2036	909,514
36,240,000	0.000	12/15/2038	19,286,218
16,135,000	0.000	12/15/2039	8,222,901
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2010 A (Baa1/BBB)(d)
7,095,000	0.000	12/15/2040	3,448,049
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (Baa1/A+)
5,765,000	5.000	06/15/2030	6,376,176
4,600,000	5.000	06/15/2031	5,081,498

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (Baa1/BBB)
$6,120,000	4.000%	12/15/2031	$6,503,894
6,070,000	5.000	12/15/2035	6,733,225
7,585,000	5.000	12/15/2036	8,404,115
5,275,000	4.250	12/15/2038	5,533,699
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (Baa1/BBB)
935,000	3.000	06/15/2050	785,517
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (Baa1/BBB)
5,675,000	5.000	06/15/2034	6,315,910
20,000,000	5.250	06/15/2043	22,271,924
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (Baa1/BBB)
8,010,000	4.000	06/15/2044	8,170,718
6,000,000	5.000	06/15/2044	6,583,075
3,075,000	3.500	06/15/2046	2,884,719
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (Baa1/NR)
25,675,000	5.000	01/01/2048	27,408,625
Tobacco Settlement Financing Corp. RB Refunding Series 2018 A (NR/BBB+)
2,650,000	5.000	06/01/2046	2,883,686
2,750,000	5.250	06/01/2046	3,038,451
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BB+)
33,620,000	5.000	06/01/2046	36,293,842
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(a)
10,055,000	6.750	12/01/2041	9,531,243

			650,456,502

New Mexico – 0.1%
City of Santa Fe RB for El Castillo Retirement Residences Obligated Group Project Series 2019 A (NR/NR)
500,000	5.000	05/15/2044	529,084
1,000,000	5.000	05/15/2049	1,053,742
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
450,000	4.000	09/01/2033	481,276
375,000	4.000	09/01/2034	400,561
300,000	4.000	09/01/2035	320,108
1,125,000	4.000	09/01/2040	1,192,843
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Recepits Tax Increment Bonds Series 2022 (NR\NR)(a)
2,250,000	4.250	05/01/2040	2,078,421

			6,056,035

New York – 6.8%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (A2/AA)
1,240,000	3.000	07/15/2043	1,125,945
Brooklyn Arena Local Development Corp. RB for Brooklyn Events Center LLC Series 2009 (Ba1/NR)(d)
1,175,000	0.000	07/15/2046	430,332

Municipal Bonds – (continued)
New York – (continued)
Brooklyn Arena Local Development Corp. RB Refunding for Brooklyn Events Center LLC 2016 A (Ba1/NR)
2,750,000	5.000	07/15/2025	2,991,106
2,575,000	5.000	07/15/2026	2,852,491
2,125,000	5.000	07/15/2028	2,353,801
3,105,000	5.000	07/15/2042	3,347,927
Broome County Local Development Corp. RB Refunding for United Health Services Hospitals Obligated Group Series 2020 (AGM) (NR/AA)
2,820,000	4.000	04/01/2050	2,969,335
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
375,000	4.000	06/15/2036	392,823
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(a)
3,875,000	5.000	12/01/2051	4,037,267
2,180,000	5.000	12/01/2055	2,264,077
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
590,000	4.000	06/15/2051	567,341
450,000	4.000	06/15/2056	425,910
Build NYC Resource Corp. RB for Shefa School Series 2021 A (NR/NR)(a)
850,000	2.500	06/15/2031	764,879
4,965,000	5.000	06/15/2051	5,257,370
Dormitory Authority of the State of New York Personal Income Tax RB Series 2021E Bidding Group 5 Bonds (NR\AA+)
11,380,000	4.000	03/15/2040	12,183,524
8,650,000	4.000	03/15/2042	9,188,464
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BB+)(a)
4,290,000	5.000	07/01/2045	4,663,759
7,650,000	5.000	07/01/2051	8,271,422
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(a)(d)
66,000,000	0.000	06/01/2060	3,848,024
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (NR/BBB)
645,000	5.000	07/01/2030	708,263
865,000	5.000	07/01/2033	945,525
815,000	5.000	07/01/2035	889,909
640,000	5.000	07/01/2036	699,037
455,000	5.000	07/01/2038	495,734
Huntington Local Development Corp. RB for Gurwin Independent Housing Obligated Group Series 2021 A (NR/NR)
2,100,000	5.250	07/01/2056	2,153,477
Metropolitan Transportation Authority RB 2013 B (A3/BBB+)
800,000	5.000	11/15/2038	822,013
Metropolitan Transportation Authority RB Anticipation Notes Series 2020 A-1 (MIG2/SP-2)
4,750,000	5.000	02/01/2023	4,865,408
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/BBB+)
645,000	5.000	11/15/2027	703,722
880,000	5.000	11/15/2028	958,042

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Green Bond Series 2020 A-1 (A3/BBB+)
$7,095,000	5.000%	11/15/2047	$7,741,741
Metropolitan Transportation Authority RB Green Bond Series 2020 A-1 (AGM) (A2/AA)
16,500,000	4.000	11/15/2054	16,925,231
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
36,010,000	4.750	11/15/2045	38,804,599
5,835,000	5.000	11/15/2050	6,353,216
24,755,000	5.250	11/15/2055	27,357,810
Metropolitan Transportation Authority RB Green Bond Series 2020 D-1 (A3/BBB+)
26,150,000	5.000	11/15/2044	28,807,065
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (A3/BBB+)
46,815,000	4.000	11/15/2050	47,663,456
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
4,705,000	5.000	11/15/2033	5,279,193
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 B (A3/BBB+)
1,655,000	5.000	11/15/2025	1,800,066
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (A3/BBB+)
2,555,000	4.000	11/15/2032	2,660,392
950,000	4.000	11/15/2035	981,719
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-2 (A3/BBB+)(d)
650,000	0.000	11/15/2040	324,521
Metropolitan Transportation Authority RB Refunding Series 2016 B (A3/BBB+)
545,000	5.000	11/15/2027	599,499
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
740,000	5.000	11/15/2029	810,675
Metropolitan Transportation Authority RB Refunding Subseries 2015 C-1 (A3/BBB+)
3,635,000	5.000	11/15/2029	3,931,843
1,850,000	5.250	11/15/2031	2,012,452
Metropolitan Transportation Authority RB Series 2013 A (A3/BBB+)
4,320,000	5.000	11/15/2043	4,433,095
Metropolitan Transportation Authority RB Series 2013 E (A3/BBB+)
2,120,000	5.000	11/15/2038	2,198,807
Metropolitan Transportation Authority RB Series 2014 A-1 (A3/BBB+)
505,000	5.250	11/15/2039	526,792
1,895,000	5.000	11/15/2044	1,960,899
Metropolitan Transportation Authority RB Series 2016 C-1 (A3/BBB+)
595,000	5.000	11/15/2028	652,908
7,120,000	5.000	11/15/2034	7,759,643
Metropolitan Transportation Authority RB Subseries 2014 D-1 (A3/BBB+)
2,115,000	5.000	11/15/2039	2,225,469

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Subseries 2015 A-1 (A3/BBB+)
490,000	5.000	11/15/2025	528,947
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3\BBB+)
9,415,000	4.000	11/15/2045	9,616,978
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(d)
202,665,000	0.000	06/01/2060	12,224,327
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/2048	2,001,026
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A2/AA)
10,925,000	3.000	01/01/2046	9,592,781
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A2/AA)
2,545,000	3.000	03/01/2049	2,190,452
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
1,975,000	3.000	03/01/2049	1,655,804
New York City Resource Corp. RB Refunding for YMCA of Greater New York Project Series 2015 (Baa2/BBB)(e)
1,000,000	5.000	08/01/2025	1,090,976
New York City Transitional Finance Authority Future Tax Secured RB Subseries 2013 C-4 (Aa1/VMIG1/AAA/A-1)(f)
21,865,000	0.100	11/01/2036	21,865,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-4 (Aa1/VMIG1/AAA/A-1)(f)
26,000,000	0.100	11/01/2044	26,000,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2020 Subseries B-1 (Aa1/AAA)
5,110,000	4.000	11/01/2045	5,300,561
New York City Water & Sewer System RB Series 2021 A Subseries 2021 AA-1 (Aa1/AA+)
6,615,000	3.000	06/15/2051	5,952,824
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(d)
178,305,000	0.000	06/01/2060	10,211,973
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(a)
22,075,000	5.000	11/15/2044	23,108,260
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (A2/NR)
1,250,000	2.625	09/15/2069	1,201,278
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa2/NR)
1,430,000	2.800	09/15/2069	1,365,980
New York State Dormitory Authority RB for Brooklyn St. Joseph’s College Series 2021 (NR/NR)
750,000	5.000	07/01/2051	820,372

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (Baa1/NR)
$150,000	3.560%	07/01/2026	$149,208
150,000	3.670	07/01/2027	149,790
60,000	3.760	07/01/2028	60,061
300,000	3.820	07/01/2029	298,699
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
615,000	4.000	07/01/2031	640,151
870,000	4.000	07/01/2032	904,112
925,000	4.000	07/01/2033	959,633
845,000	4.000	07/01/2035	873,983
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (AGM) (A2/AA)
6,645,000	3.000	09/01/2050	5,587,688
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
6,485,000	4.000	09/01/2045	6,362,583
6,170,000	4.000	09/01/2050	5,983,707
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B/NR) (PUTABLE)(a)(e)(f)(h)
1,685,000	2.875	12/03/2029	1,639,042
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B2/B)(e)(f)
2,905,000	2.750	09/02/2025	2,903,081
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
1,245,000	5.000	01/01/2029	1,366,652
7,050,000	5.000	01/01/2030	7,726,095
795,000	5.000	01/01/2031	869,929
5,250,000	5.000	01/01/2033	5,724,676
5,565,000	4.000	01/01/2036	5,683,316
10,000,000	5.000	01/01/2036	10,865,937
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (Baa3/NR)
6,820,000	4.000	10/01/2030	7,065,302
10,075,000	5.000	10/01/2035	11,270,660
13,230,000	5.000	10/01/2040	14,587,143
20,005,000	4.375	10/01/2045	20,473,655
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (NR/NR)
21,505,000	4.000	04/30/2053	21,937,786
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (Baa1/NR)
1,080,000	5.000	12/01/2030	1,207,371
845,000	5.000	12/01/2033	940,894
750,000	5.000	12/01/2035	837,432
660,000	5.000	12/01/2037	735,369
660,000	4.000	12/01/2039	670,835
950,000	4.000	12/01/2042	955,359
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/NR)
1,600,000	4.000	12/01/2039	1,654,970
1,975,000	4.000	12/01/2040	2,048,622
1,740,000	4.000	12/01/2041	1,795,764

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (Baa3\NR)
10,000,000	4.000	07/01/2046	10,212,112
12,250,000	5.000	07/01/2046	12,838,551
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (A2/AA)
5,010,000	4.000	07/01/2035	5,156,496
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (Baa3/NR)
9,480,000	4.000	07/01/2033	9,755,804
5,025,000	5.000	07/01/2034	5,277,822
2,500,000	4.000	07/01/2041	2,551,753
4,540,000	5.000	07/01/2041	4,748,704
21,200,000	5.250	01/01/2050	22,177,530
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (NR/B-)
5,600,000	5.000	08/01/2026	5,648,508
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (NR/B-)
7,655,000	5.250	08/01/2031	8,331,961
5,990,000	5.375	08/01/2036	6,778,344
Newburgh New York GO Serial Bonds Series 2012 A (Baa2/NR)(e)
1,565,000	5.750	06/15/2022	1,579,775
Niagra Area Development Corp. Tax Exempt RB Series 2022 (B1\BB+)
1,625,000	4.500	07/01/2052	1,501,829
1,625,000	5.000	07/01/2052	1,644,683
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
490,000	4.000	12/01/2032	530,272
590,000	4.000	12/01/2033	637,607
490,000	4.000	12/01/2034	528,940
505,000	4.000	12/01/2035	544,630
610,000	4.000	12/01/2036	657,226
740,000	4.000	12/01/2037	797,014
490,000	4.000	12/01/2038	526,986
1,470,000	3.000	12/01/2039	1,427,555
980,000	3.000	12/01/2040	947,665
1,960,000	4.000	12/01/2049	2,076,029
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
405,000	4.000	07/01/2039	406,869
4,835,000	3.000	07/01/2044	3,875,560
Port Authority of New York & New Jersey Consolidated RB Refunding Series 223 (AMT) (Aa3/A+)
11,635,000	4.000	07/15/2046	11,940,971
Port Authority of New York & New Jersey Consolidated RB Series 221 (AMT) (Aa3/A+)
4,735,000	4.000	07/15/2055	4,815,807
5,685,000	4.000	07/15/2060	5,761,790

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Port Authority of New York & New Jersey RB Refunding Series 223rd (AMT) (Aa3/A+)
$1,650,000	5.000%	07/15/2056	$1,849,092
Suffolk Tobacco Asset Securitization Corp. RB Series 2021 B-2 (NR/NR)(d)
15,000,000	0.000	06/01/2066	1,870,908
Troy City Capital Resource Corp. RB Refunding Rensselaer Polytechnic Institute Project Series 2020 A (A3/BBB+)
700,000	5.000	09/01/2038	812,733
955,000	5.000	09/01/2039	1,107,114
945,000	4.000	09/01/2040	996,275
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (Baa2/BBB-)
4,375,000	5.000	11/01/2046	4,743,216
Western Regional Off-Track Betting Corp. RB Refunding Series 2021 (NR/NR)(a)
1,785,000	4.125	12/01/2041	1,590,844
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
475,000	5.000	10/15/2039	501,192
610,000	5.000	10/15/2049	635,618
530,000	5.000	10/15/2054	550,533
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
725,000	5.000	10/15/2040	767,814
1,325,000	5.000	10/15/2050	1,385,814

			723,135,008

North Carolina – 0.8%
City of Charlotte Airport Special Facilities RB Refunding Series 2021 A (Aa3/NR)
15,000,000	3.000	07/01/2046	13,749,105
North Carolina Department of Transportation RB for I-77 Mobility Partners LLC Series 2015 (AMT) (NR/NR)
1,370,000	5.000	12/31/2037	1,446,027
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
365,000	4.000	09/01/2046	374,500
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
1,000,000	4.000	03/01/2041	940,401
5,575,000	4.000	03/01/2051	4,977,439
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
950,000	5.000	10/01/2045	981,858
1,310,000	5.000	10/01/2050	1,349,273
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (A2/AA-)
6,325,000	3.000	07/01/2045	5,678,533
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
1,500,000	4.000	07/01/2039	1,477,862
1,650,000	5.000	07/01/2039	1,750,622
1,035,000	4.000	07/01/2044	995,072
1,160,000	5.000	07/01/2044	1,219,574
2,000,000	5.000	07/01/2049	2,091,262

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)(e)
1,000,000	4.500	09/01/2022	1,013,229
2,000,000	5.000	09/01/2024	2,133,034
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (NR/AA)
10,350,000	5.000	01/01/2049	11,905,585
4,250,000	4.000	01/01/2055	4,467,163
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (NR/BBB)
16,000,000	5.000	01/01/2049	17,839,091
5,450,000	4.000	01/01/2055	5,649,042

			80,038,672

Ohio – 3.4%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/A-)
770,000	4.000	06/01/2037	804,302
1,025,000	4.000	06/01/2038	1,068,459
1,000,000	4.000	06/01/2039	1,040,591
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/BBB+)
12,530,000	3.000	06/01/2048	10,105,035
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
78,950,000	5.000	06/01/2055	82,163,052
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(d)
121,740,000	0.000	06/01/2057	18,107,875
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/2037	2,509,455
2,700,000	5.250	11/01/2047	2,784,002
2,320,000	5.250	11/01/2050	2,388,733
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (Ba3/B)
22,490,000	5.375	09/15/2027	22,528,577
Cleveland-Cuyahoga County Port Authority Tax Allocation for Flats East Bank TIF District Series 2021 B (NR/NR)(a)
1,150,000	4.500	12/01/2055	1,094,462
Cleveland-Cuyahoga County Port Authority Tax Allocation Refunding for Flats East Bank TIF District Series 2021 A (NR/BB)(a)
1,445,000	4.000	12/01/2055	1,327,308
County of Cuyahoga Hospital RB Series 2017 (Baa3\BBB-)
6,250,000	5.000	02/15/2037	6,808,133
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR)
550,000	4.000	09/01/2040	551,497
825,000	4.000	09/01/2045	814,308
1,075,000	5.000	09/01/2049	1,150,102

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
$8,280,000	5.250%	11/15/2055	$8,634,858
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (Baa3/BBB-)
29,500,000	8.223	02/15/2040	40,107,687
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa3/BBB-)
7,500,000	5.000	02/15/2042	8,113,180
7,500,000	4.750	02/15/2047	7,950,129
3,500,000	5.000	02/15/2057	3,757,465
1,000,000	5.500	02/15/2057	1,110,044
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
10,975,000	5.000	12/01/2051	11,420,600
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (NR/NR)
2,000,000	5.000	01/01/2042	2,020,640
1,610,000	5.000	01/01/2046	1,625,200
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (Ba2/BB+)
8,000,000	5.000	02/15/2048	8,136,912
Northeast Ohio Medical University RB Refunding Series 2021 A (Baa2/NR)
450,000	3.000	12/01/2040	401,249
200,000	4.000	12/01/2045	204,457
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(a)
1,775,000	3.750	01/15/2028	1,855,973
2,880,000	4.250	01/15/2038	2,921,141
18,110,000	4.500	01/15/2048	18,553,427
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (Ba1/NR)
4,140,000	3.250	09/01/2029	3,996,529
Ohio Higher Educational Facility Commission RB for University Circle, Inc. Series 2020 (A3/NR)
7,810,000	5.000	01/15/2045	8,446,499
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
4,790,000	5.000	12/01/2050	5,202,488
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)(a)
1,075,000	5.000	12/01/2033	1,089,467
2,085,000	5.000	12/01/2038	2,099,695
5,000,000	5.000	12/01/2048	4,938,430
Ohio State RB Refunding for University Hospitals Health System, Inc. Obligated Group Series 2020 A (A2/A)
6,650,000	3.000	01/15/2045	5,969,436
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)(e)(f)
2,750,000	4.375	06/15/2026	2,609,077
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(a)
2,095,000	4.250	12/01/2050	1,811,212
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)(a)
4,725,000	6.500	12/01/2030	4,666,167
10,000,000	7.000	12/01/2042	9,785,309

Municipal Bonds – (continued)
Ohio – (continued)
State of Ohio Hospital RB Series 2020A (A2/A)
31,660,000	4.000	01/15/2050	32,810,800
State of Ohio Hospital Revenue Bonds Series 2020 (A3\NR)
1,825,000	5.000	01/15/2050	1,964,848
Toledo-Lucas County Port Authority Parking System RB Series 2021 (NR/NR)
1,475,000	4.000	01/01/2043	1,474,927
950,000	4.000	01/01/2046	939,891
950,000	4.000	01/01/2051	930,851
2,520,000	4.000	01/01/2057	2,441,628

			363,236,107

Oklahoma – 0.8%
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (Baa1/A-)
1,075,000	4.000	09/01/2045	1,093,863
6,000,000	5.000	09/01/2045	6,588,285
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (A2/AA)
2,400,000	4.000	08/15/2052	2,494,582
2,500,000	4.125	08/15/2057	2,609,022
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Baa3/BB+)
15,000,000	5.500	08/15/2052	16,254,468
10,700,000	5.500	08/15/2057	11,594,854
Tulsa Authority for Economic Opportunity Increment District No. 8 Tax Allocation for Santa Fe Square Project Series 2021 (NR/NR)(a)
2,470,000	4.375	12/01/2041	2,106,710
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/2035	2,753,761
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/2035	24,968,799
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (NR/B-)(e)(f)
9,070,000	5.000	06/01/2025	9,659,388

			80,123,732

Oregon – 0.2%
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
130,000	5.250	11/15/2050	135,700
225,000	5.375	11/15/2055	235,683
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (AGM) (NR/AA)
5,000,000	4.000	08/15/2045	5,232,845
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
1,875,000	5.000	08/15/2045	2,127,306
3,850,000	4.000	08/15/2050	3,979,241
2,850,000	5.000	08/15/2050	3,227,657
Oregon State Facilities Authority RB Refunding for Samaritan Health Services, Inc. Obligated Group Series 2020 A (NR/BBB+)
1,750,000	5.000	10/01/2040	1,999,831

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oregon – (continued)
Oregon State Facilities Authority RB Refunding for Willamette University Series 2021 A (Baa2/BBB)
$4,700,000	4.000%	10/01/2051	$4,760,434
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (A3/NR)(a)
860,000	5.000	11/01/2039	977,379
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
1,825,000	5.000	11/15/2051	1,831,802

			24,507,878

Pennsylvania – 3.1%
Allegheny County GO Notes Series C-59B (AGM) (AA/WD)(c)
(3M USD LIBOR + 0.55%)
550,000	0.762	11/01/2026	547,660
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (NR/BBB-)
1,500,000	5.000	09/01/2030	1,509,821
1,000,000	5.000	09/01/2035	1,005,445
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
32,000,000	4.000	04/01/2044	33,423,424
Allegheny County IDA Penn Hills Charter School of Entrepeneurship Series A (BB/NR)
1,305,000	4.000	06/15/2041	1,252,468
975,000	4.000	06/15/2051	902,128
1,070,000	4.000	06/15/2056	966,656
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
3,900,000	4.875	11/01/2024	4,069,969
2,500,000	5.125	05/01/2030	2,761,701
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
700,000	5.000	05/01/2032	799,060
850,000	5.000	05/01/2033	965,949
950,000	5.000	05/01/2034	1,078,892
850,000	5.000	05/01/2035	964,067
950,000	5.000	05/01/2036	1,076,371
7,875,000	5.000	05/01/2042	8,840,604
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (Ba3/NR)(a)
2,000,000	5.000	05/01/2027	2,188,801
1,400,000	5.000	05/01/2032	1,512,456
6,950,000	5.000	05/01/2042	7,424,050
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (Ba3/NR)(a)
250,000	5.000	05/01/2028	275,350
1,000,000	5.000	05/01/2033	1,090,444
2,750,000	5.000	05/01/2042	2,968,423
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/BB-)
950,000	5.000	11/01/2029	1,006,769
1,745,000	5.000	11/01/2030	1,842,032

Municipal Bonds – (continued)
Pennsylvania – (continued)
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/BB-) – (continued)
1,425,000	5.000	11/01/2034	1,486,393
7,850,000	4.000	11/01/2047	6,826,070
8,745,000	5.000	11/01/2047	8,958,219
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB+)
4,600,000	4.000	07/01/2046	4,731,455
6,600,000	4.000	07/01/2051	6,758,911
4,005,000	5.000	07/01/2054	4,476,451
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
1,150,000	5.000	10/01/2037	1,234,247
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (Ba2/NR)
500,000	5.000	08/01/2035	505,847
1,000,000	5.000	08/01/2045	1,007,320
Chester County Industrial Development Authority RB for Longwood Gardens, Inc. Series 2021 (Aa2/NR)
7,145,000	4.000	12/01/2051	7,642,543
Clairton Municipal Authority Sewer RB Series 2012 B (NR/BBB+)
1,000,000	5.000	12/01/2042	1,014,136
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A1/A)
1,900,000	5.000	06/01/2034	2,122,401
1,900,000	5.000	06/01/2035	2,120,599
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (A1/AA)
6,000,000	4.000	06/01/2039	6,295,138
Cumberland County Municipal Authority RB Refunding Series 2015 (NR/NR)(e)
145,000	5.000	01/01/2025	156,255
Cumberland County Municipal Authority RB Series 2015 (CASH/ US GOVT SECURITIES) (NR\NR)(e)
610,000	5.000	01/01/2025	657,350
Cumberland County Municipal Authority RB Series 2015 (NR\NR)
745,000	5.000	01/01/2038	784,304
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)(a)
5,100,000	5.875	10/15/2040	5,672,602
17,325,000	6.250	10/15/2053	19,439,527
Doylestown Hospital Authority RB Series 2019 A (Ba1/BBB-)
1,250,000	4.000	07/01/2045	1,270,685
2,375,000	5.000	07/01/2049	2,576,607
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000	12/01/2043	1,147,995
900,000	5.000	12/01/2048	933,452
1,750,000	5.000	12/01/2053	1,809,933
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (A1/AA-)(c)
(3M USD LIBOR + 0.77%)
52,950,000	0.982	05/01/2037	49,652,565

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (Aa3/NR)
$1,300,000	4.000%	06/01/2044	$1,391,908
2,300,000	5.000	06/01/2044	2,645,589
5,700,000	4.000	06/01/2049	6,047,815
4,225,000	5.000	06/01/2049	4,831,545
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (NR/NR)(e)
1,400,000	5.000	04/07/2022	1,401,697
1,500,000	5.000	04/07/2022	1,501,416
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
750,000	5.000	03/01/2045	798,220
Lancaster County Hospital Authority RB Series 2020 (NR\NR)
1,000,000	5.000	03/01/2050	1,059,805
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
300,000	5.000	03/01/2033	325,649
315,000	5.000	03/01/2034	341,466
450,000	4.000	03/01/2035	446,318
465,000	4.000	03/01/2036	458,891
275,000	4.000	03/01/2037	270,691
335,000	4.000	03/01/2039	327,915
250,000	4.000	03/01/2040	244,150
250,000	4.000	03/01/2041	242,686
625,000	4.000	03/01/2046	598,711
675,000	4.000	03/01/2051	640,627
Montgomery County Industrial Development Authority RB ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 C (NR/NR)
2,365,000	5.000	11/15/2045	2,644,058
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (NR/NR)
1,900,000	5.000	11/01/2044	2,006,524
2,100,000	5.000	11/01/2049	2,207,973
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (NR/BBB+)
945,000	5.000	05/01/2044	1,021,519
1,245,000	5.000	05/01/2049	1,339,739
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
2,250,000	4.000	07/01/2046	2,338,852
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (AGC) (WR/AA)(c)
8,480,000	1.248	07/01/2027	8,357,475
10,850,000	1.298	07/01/2039	9,680,511
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (NR/BB)
5,645,000	5.000	05/01/2042	5,666,251
Pennsylvania Higher Educational Facilities Authority RB Refunding for Drexel University Series 2020 A (AGM) (A2/AA)
10,145,000	4.000	05/01/2050	10,731,327
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (Baa3/NR)
365,000	5.000	07/01/2031	385,357
400,000	5.000	07/01/2035	420,057

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A3/NR)
3,875,000	5.250	06/01/2047	4,322,781
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
2,225,000	5.000	06/15/2050	2,281,903
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (NR/BBB-)
310,000	5.000	08/01/2040	341,744
975,000	5.000	08/01/2050	1,060,506
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (NR/BB+)(a)
2,860,000	5.000	06/15/2050	3,009,302
Philadelphia Hospitals and Higher Education Facilities Authority RB for Temple University Health System Obligated Group Series 2012 A (Baa3/BBB)(e)
2,000,000	5.625	07/01/2022	2,022,178
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
500,000	5.000	07/01/2028	553,613
2,000,000	5.000	07/01/2029	2,206,751
3,000,000	5.000	07/01/2030	3,298,833
2,615,000	5.000	07/01/2031	2,867,388
1,000,000	5.000	07/01/2032	1,094,324
4,425,000	5.000	07/01/2033	4,836,935
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (NR/BB+)
2,450,000	5.000	11/15/2028	2,409,300
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (Baa3/NR)
1,100,000	5.000	01/01/2035	1,202,499
2,325,000	5.000	01/01/2038	2,534,704
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
475,000	5.000	10/01/2039	491,182
1,125,000	5.000	10/01/2049	1,145,390
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/BB-)
4,600,000	5.000	11/01/2044	4,604,945
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (NR/BB)
1,000,000	5.000	07/01/2028	1,041,861
1,000,000	5.000	07/01/2035	1,040,893
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa1/NR)
1,320,000	4.000	07/01/2037	1,396,649

			331,891,968

Puerto Rico – 8.0%
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR\NR)(a)
20,000,000	5.000	07/01/2035	22,312,674

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)(a)
$20,750,000	5.000%	07/01/2047	$22,599,323
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2021 C (NR/NR)(a)
14,100,000	2.750	07/01/2023	14,047,032
9,400,000	3.500	07/01/2026	9,428,723
9,400,000	3.750	07/01/2027	9,484,642
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2022 A (NR/NR)(a)(g)
9,400,000	5.000	07/01/2033	10,681,514
9,400,000	5.000	07/01/2037	10,633,349
9,400,000	4.000	07/01/2042	9,652,941
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (WR/NR)
115,000	4.500	07/01/2027	115,894
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 A (NR/NR)(a)
320,000	5.000	07/01/2022	322,420
315,000	5.000	07/01/2025	336,034
850,000	5.000	07/01/2033	962,887
450,000	5.000	07/01/2037	505,774
1,000,000	4.000	07/01/2042	1,026,649
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 B (NR/NR)(a)
495,000	5.000	07/01/2025	528,052
1,355,000	5.000	07/01/2033	1,534,955
7,550,000	5.000	07/01/2037	8,485,765
23,435,000	4.000	07/01/2042	24,059,522
Puerto Rico Commonwealth GO Bonds (NR\NR)(b)(f)(j)*
27,206,062	0.000	11/01/2043	14,623,258
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)(b)(f)(j)*
5,401,530	0.000	11/01/2051	2,606,238
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR\NR)
6,074,782	5.250	07/01/2023	6,222,196
2,797,919	0.000(d)	07/01/2024	2,553,089
6,057,750	5.375	07/01/2025	6,391,215
6,002,883	5.625	07/01/2027	6,554,499
5,905,496	5.625	07/01/2029	6,585,789
5,735,960	5.750	07/01/2031	6,533,264
6,999,723	0.000(d)	07/01/2033	4,042,353
5,439,196	4.000	07/01/2033	5,309,820
4,889,113	4.000	07/01/2035	4,717,974
4,196,149	4.000	07/01/2037	4,028,993
5,705,158	4.000	07/01/2041	5,417,790
9,433,284	4.000	07/01/2046	8,873,779
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (A3/AA)
360,000	5.250	07/01/2041	380,681
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (WR/NR)
28,730,000	5.250	07/01/2038	29,170,523
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (A2/AA)
1,860,000	5.250	07/01/2033	1,947,474
680,000	5.250	07/01/2034	712,908
6,675,000	5.250	07/01/2036	7,001,109

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (WR/NR)*
215,000	5.000	07/01/2028	34,939
Puerto Rico Electric Power Authority RB Refunding Series 2005 SS-RSA-1 (NR/NR)*
130,000	4.625	07/01/2030	123,662
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A2/AA)(c)
(3M USD LIBOR + 0.52%)
52,372,000	1.168	07/01/2029	52,770,404
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL) (Baa2/NR)
1,250,000	5.250	07/01/2032	1,289,006
435,000	5.250	07/01/2035	447,682
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD-RSA-1 (NR/NR)*
215,000	3.300	07/01/2019	194,843
80,000	3.500	07/01/2020	72,500
155,000	3.625	07/01/2021	140,469
60,000	3.750	07/01/2022	54,375
390,000	3.875	07/01/2023	353,925
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (WR/NR)*
1,000	5.000	07/01/2024	937
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)*
65,000	3.700	07/01/2017	58,906
1,230,000	5.000	07/01/2017	1,174,650
145,000	4.250	07/01/2018	136,844
3,130,000	5.000	07/01/2019	2,989,150
260,000	4.250	07/01/2020	245,375
25,000	5.250	07/01/2020	24,000
80,000	4.375	07/01/2021	76,100
100,000	4.375	07/01/2022	95,125
65,000	5.000	07/01/2022	62,075
190,000	4.500	07/01/2023	180,737
125,000	5.000	07/01/2024	119,375
90,000	4.625	07/01/2025	85,613
Puerto Rico Electric Power Authority RB Series 2007 TT-RSA-1 (NR/NR)*
300,000	4.200	07/01/2019	283,125
1,295,000	5.000	07/01/2032	1,236,725
1,385,000	5.000	07/01/2037	1,322,675
Puerto Rico Electric Power Authority RB Series 2008 WW-RSA-1 (NR/NR)*
2,000,000	5.500	07/01/2020	1,927,500
3,765,000	5.250	07/01/2033	3,614,400
Puerto Rico Electric Power Authority RB Series 2010 AAA (WR/NR)*
4,000	5.250	07/01/2027	3,770
4,000	5.250	07/01/2028	3,770
Puerto Rico Electric Power Authority RB Series 2010 AAA-RSA-1 (NR/NR)*
130,000	5.250	07/01/2023	124,800
1,485,000	5.250	07/01/2027	1,425,600
2,115,000	5.250	07/01/2028	2,030,400

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2010 BBB-RSA-1 (NR/NR)*
$90,000	5.400%	07/01/2028	$87,075
Puerto Rico Electric Power Authority RB Series 2010 CCC-RSA-1 (NR/NR)*
80,000	5.000	07/01/2022	76,400
90,000	4.250	07/01/2023	85,612
60,000	4.500	07/01/2023	57,075
50,000	4.600	07/01/2024	47,562
210,000	4.625	07/01/2025	199,763
900,000	5.000	07/01/2025	859,500
25,000	5.000	07/01/2026	23,875
40,000	4.800	07/01/2027	38,050
Puerto Rico Electric Power Authority RB Series 2010 EEE-RSA-1 (NR/NR)*
1,175,000	5.950	07/01/2030	1,142,688
4,620,000	6.050	07/01/2032	4,504,500
115,000	6.250	07/01/2040	111,981
Puerto Rico Electric Power Authority RB Series 2010 XX-RSA-1 (NR/NR)*
20,000	4.875	07/01/2027	19,025
7,590,000	5.250	07/01/2040	7,286,400
Puerto Rico Electric Power Authority RB Series 2010 YY-RSA-1 (NR/NR)*
2,130,000	6.125	07/01/2040	2,079,412
Puerto Rico Electric Power Authority RB Series 2012 A-RSA-1 (NR/NR)*
1,905,000	4.800	07/01/2029	1,812,131
14,720,000	5.000	07/01/2042	14,057,600
Puerto Rico Electric Power Authority RB Series 2013 A-RSA-1 (NR/NR)*
715,000	7.250	07/01/2030	713,212
5,210,000	7.000	07/01/2033	5,183,948
6,190,000	7.000	07/01/2040	6,159,048
Puerto Rico Electric Power Authority RB Series 2016 A4-RSA-1 (NR/NR)*
747,236	10.000	07/01/2019	762,181
Puerto Rico Electric Power Authority RB Series 2016 B4-RSA-1 (NR/NR)*
747,235	10.000	07/01/2019	762,180
Puerto Rico Electric Power Authority RB Series 2016 E-1-RSA-1 (NR/NR)*
5,036,850	10.000	01/01/2021	5,137,587
Puerto Rico Electric Power Authority RB Series 2016 E-2-RSA-1 (NR/NR)*
5,036,850	10.000	07/01/2021	5,137,587
Puerto Rico Electric Power Authority RB Series 2016 E-3-RSA-1 (NR/NR)*
1,678,950	10.000	01/01/2022	1,712,529
Puerto Rico Electric Power Authority RB Series 2016 E-4-RSA-1 (NR/NR)*
1,678,950	10.000	07/01/2022	1,727,220
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (AGC) (A3/AA)
2,000,000	5.250	07/01/2041	2,088,905

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL) (Baa2/NR)
2,395,000	5.250	07/01/2035	2,460,041
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGC) (A3/AA)
185,000	5.500	07/01/2031	196,725
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (A2/AA)
470,000	5.250	07/01/2032	491,329
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (A2/AA)
100,000	5.500	07/01/2029	106,387
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (A3/AA)
320,000	5.250	07/01/2034	335,486
27,260,000	5.250	07/01/2036	28,589,991
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR AGC) (A2/AA)
2,455,000	5.500	07/01/2029	2,611,808
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR AGC-ICC) (A2/AA)
330,000	5.500	07/01/2026	351,950
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (WR/NR)
3,825,000	5.250	07/01/2031	3,882,251
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL) (Baa2/NR)
1,570,000	5.250	07/01/2033	1,617,341
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (WR/NR)*
3,400,000	5.500	07/01/2024	2,040,000
5,565,000	5.500	07/01/2026	3,339,000
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-IBC) (Baa2/NR)
4,920,000	4.750	07/01/2038	5,060,496
Puerto Rico Highway & Transportation Authority RB Series 1998 A (WR/NR)*
420,000	5.000	07/01/2038	252,000
Puerto Rico Highway & Transportation Authority RB Series 2003 G (WR/NR)*
1,705,000	5.000	07/01/2042	1,023,001
Puerto Rico Highway & Transportation Authority RB Series 2005 K (WR/NR)*
1,900,000	5.000	07/01/2024	1,140,000
9,425,000	5.000	07/01/2030	5,655,000
Puerto Rico Highway & Transportation Authority RB Series 2007 M (WR/NR)*
445,000	4.125	07/01/2019	267,000
940,000	5.000	07/01/2025	564,000
1,470,000	5.000	07/01/2026	882,016
1,850,000	5.000	07/01/2027	1,110,000
2,825,000	5.000	07/01/2037	1,695,000
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(d)
4,313,000	0.000	07/01/2031	3,192,396
10,295,000	0.000	07/01/2033	7,024,092
84,565,000	0.000	07/01/2046	25,842,658
182,125,000	0.000	07/01/2051	40,318,978

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
$139,011,000	4.329%	07/01/2040	$143,803,279
562,000	4.536	07/01/2053	583,013
12,699,000	4.784	07/01/2058	13,350,780
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
3,939,000	4.500	07/01/2034	4,117,034
3,447,000	4.550	07/01/2040	3,610,457
30,365,000	4.750	07/01/2053	31,858,199
103,234,000	5.000	07/01/2058	109,758,348

			852,097,661

Rhode Island – 0.2%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (NR/CCC-)(d)
124,220,000	0.000	06/01/2052	18,497,402

South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
2,841,000	6.875	11/01/2035	2,844,517
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)(a)(g)
6,160,000	5.250	06/15/2052	6,122,588
5,615,000	5.250	06/15/2057	5,491,182
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (NR/NR)
2,365,000	5.000	11/15/2047	2,570,668
South Carolina Jobs-Economic Development Authority RB for Kiawah Life Plan Village, Inc. Project Series 2021 A (NR/NR)(a)
910,000	8.750	07/01/2025	909,413
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (A2/A)
7,790,000	5.250	12/01/2055	8,494,986
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A3/AA)
2,250,000	4.000	04/15/2045	2,415,091
2,000,000	3.000	04/15/2049	1,751,247

			30,599,692

South Dakota – 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
1,050,000	4.000	08/01/2056	1,006,865
1,450,000	4.000	08/01/2061	1,373,639

			2,380,504

Tennessee – 0.3%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (Baa1/A-)
2,200,000	4.000	08/01/2044	2,295,213

Municipal Bonds – (continued)
Tennessee – (continued)
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-2 (Baa1/A-)
1,900,000	5.000	08/01/2049	2,115,844
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A3/A-)
5,230,000	4.000	07/01/2040	5,529,531
Industrial Development Board of The Metropolitan Government of Davidson County Senior Special Assessment RB Series 2021A (NR/NR)(a)
1,150,000	4.000	06/01/2051	1,007,119
Industrial Development Board of The Metropolitan Government of Davidson County Senior Special Assessment Revenue Capital Appreciation Bonds Series 2021B (NR/NR)(a)(d)
2,825,000	0.000	06/01/2043	917,968
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (A3/A-)
1,500,000	5.000	08/15/2042	1,517,653
Memphis-Shelby County Industrial Development Board Tax Allocation Refunding Bonds Series 2017 A (NR/NR)
100,000	4.750	07/01/2027	91,426
150,000	5.625	01/01/2046	121,079
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (A3/NR)
2,500,000	5.000	07/01/2040	2,728,362
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (NR/NR)
315,000	5.000	10/01/2029	338,204
230,000	5.000	10/01/2034	249,800
375,000	5.000	10/01/2039	405,231
450,000	5.000	10/01/2048	479,950
Metropolitan Nashville Airport Authority (The) RB Series 2019 B (AMT) (A2/NR)
7,450,000	5.000	07/01/2054	8,228,185
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(a)
850,000	5.125	06/01/2036	905,515
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)(e)
2,000,000	5.375	12/01/2022	2,051,881

			28,982,961

Texas – 6.1%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)(a)
410,000	4.250	09/01/2023	413,894
500,000	4.625	09/01/2028	522,449
2,340,000	5.125	09/01/2038	2,474,117
2,580,000	5.250	09/01/2047	2,708,729
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
305,000	4.000	08/15/2036	293,042
560,000	4.000	08/15/2041	524,727
810,000	4.000	08/15/2046	735,882

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (NR/BB+)
$1,480,000	5.000%	01/01/2029	$1,577,900
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (NR/BB)
1,950,000	5.250	12/01/2035	2,050,956
2,435,000	5.000	12/01/2040	2,513,064
Cedar Bayou Navigation District Special Assessment Series 2020 (NR/NR)
9,415,000	6.000	09/15/2051	9,543,583
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 B (A3/A-)
2,575,000	5.000	01/01/2045	2,906,242
Central Texas Regional Mobility Authority Senior Lien RB Series 2015A (US TREASURY OBLIGATIONS) (A3\A-)(e)
3,900,000	5.000	07/01/2025	4,265,811
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(a)
2,190,000	6.500	09/01/2048	2,333,982
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)(a)
867,000	4.000	09/15/2041	798,495
1,271,000	4.250	09/15/2051	1,148,456
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(a)
4,150,000	5.125	11/01/2033	4,221,884
City of Bee Cave Special Assessment RB Series 2021 (NR/NR) (NR/NR)(a)
563,000	4.750	09/01/2031	535,267
1,540,000	5.000	09/01/2041	1,430,900
1,907,000	5.250	09/01/2051	1,768,032
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)(a)
430,000	3.750	09/01/2040	401,993
1,490,000	4.000	09/01/2050	1,403,263
City of Celina Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(a)
450,000	4.250	09/01/2041	420,684
550,000	4.500	09/01/2050	511,888
City of Celina Special Assessment RB for Hillside Public Improvement District Series 2022 (NR/NR)(a)
812,000	3.375	09/01/2042	694,735
3,549,000	4.000	09/01/2052	3,230,837
City of Celina Special Assessment RB for Parks At Wilson Creek Series 2021 (NR/NR)(a)
120,000	2.750	09/01/2026	114,149
221,000	3.500	09/01/2026	214,636
240,000	3.250	09/01/2031	221,523
446,000	4.000	09/01/2031	429,497
1,134,000	3.500	09/01/2041	1,019,845
959,000	4.250	09/01/2041	901,272
1,916,000	4.000	09/01/2051	1,770,735
1,410,000	4.500	09/01/2051	1,308,898
City of Celina Special Assessment RB Series 2022 (NR\NR)(a)
910,000	4.000	09/01/2043	851,067
933,000	4.125	09/01/2051	854,607

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(a)
400,000	5.500	09/01/2046	425,929
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
1,125,000	5.625	09/01/2038	1,216,831
1,700,000	5.750	09/01/2047	1,815,792
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#2-3 Project Series 2019 (NR/NR)(a)
2,380,000	4.250	09/01/2049	2,335,295
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#4 Project Series 2020 (NR/NR)(a)
1,800,000	4.125	09/01/2050	1,699,385
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,765,000	7.500	09/01/2045	3,879,407
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Area #1 Project Series 2015 (NR/NR)
1,685,000	6.250	09/01/2045	1,710,386
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(a)
215,000	4.750	09/01/2031	211,328
370,000	5.250	09/01/2041	360,622
500,000	5.500	09/01/2050	490,255
City of Crandall Cartwright Ranch Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(a)
242,000	4.125	09/15/2026	237,753
261,000	4.750	09/15/2031	246,399
900,000	4.250	09/15/2041	832,483
500,000	5.000	09/15/2041	474,301
1,400,000	4.500	09/15/2051	1,292,664
650,000	5.250	09/15/2051	612,437
City of Elmendorf Hickory Ridge Public Improvement District Special Assessment Bond for Improvement Area No. 1 Series 2021 (NR/NR)(a)
1,071,000	4.000	09/01/2051	938,670
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(a)
692,000	3.875	08/15/2040	645,278
994,000	4.125	08/15/2050	923,285
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)(a)
925,000	3.750	08/15/2041	869,587
1,656,000	4.000	08/15/2051	1,558,775
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)(a)
1,360,000	4.250	08/15/2049	1,367,072
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)(a)
910,000	4.350	08/15/2039	910,294
1,920,000	4.500	08/15/2048	1,919,888

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
$2,050,000	3.250%	08/15/2043	$1,908,441
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)(a)(g)
961,000	4.125	09/15/2042	954,414
617,000	4.250	09/15/2047	612,240
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
4,345,000	5.000	09/01/2047	4,515,995
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)
1,390,000	4.500	09/01/2037	1,423,818
2,435,000	5.000	09/01/2044	2,530,783
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
2,235,000	4.500	09/01/2032	2,370,980
4,715,000	4.500	09/01/2038	4,951,616
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR) (NR/NR)(a)
1,852,000	4.000	09/01/2051	1,664,040
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)(a)
2,450,000	4.375	09/01/2049	2,444,933
City of Houston Airport System Special Facilities RB Series 2021B-1 (AMT) (NR\NR)
8,625,000	4.000	07/15/2041	8,381,634
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(a)
1,000,000	4.000	09/01/2056	886,569
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)(a)
2,491,000	4.000	09/01/2051	2,223,858
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)(a)
2,329,000	4.000	09/01/2056	2,082,466
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
1,500,000	5.000	08/15/2043	1,644,520
City of Justin Special Assessment for Timberbrook Public Improvement District No. 1 Series 2021 (NR/NR)(a)
2,051,000	4.000	09/01/2051	1,915,040
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)(a)
575,000	3.625	09/15/2041	489,775
445,000	4.000	09/15/2050	390,882
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)(a)
700,000	3.750	09/01/2041	627,465
900,000	4.000	09/01/2046	828,707

Municipal Bonds – (continued)
Texas – (continued)
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)(a)
1,405,000	4.625	09/01/2039	1,430,888
900,000	4.750	09/01/2044	909,647
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)(a)
1,310,000	3.625	09/01/2040	1,190,968
400,000	4.000	09/01/2046	371,849
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Project Series 2022 (NR/NR)(a)(g)
212,000	4.125	09/01/2027	212,224
501,000	4.625	09/01/2041	502,358
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)(a)
1,225,000	4.875	09/01/2044	1,243,811
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
990,000	3.750	09/01/2042	906,387
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)(a)
580,000	4.250	09/15/2039	576,454
2,415,000	4.500	09/15/2049	2,377,398
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)(a)
850,000	5.000	09/15/2049	862,111
City of Lavon Special Assessment RB Series 2022 (NR\NR)(a)
2,123,000	4.000	09/15/2042	1,973,960
900,000	4.375	09/15/2042	843,809
4,978,000	4.125	09/15/2052	4,607,921
1,396,000	4.500	09/15/2052	1,299,557
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)(a)
1,890,000	4.000	09/01/2054	1,770,175
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)(a)
225,000	3.500	09/01/2027	218,579
275,000	3.875	09/01/2032	264,909
550,000	4.125	09/01/2042	518,811
2,100,000	4.000	09/01/2052	2,007,406
900,000	4.375	09/01/2052	848,996
City of Manor Manor Heights Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(a)
700,000	3.500	09/15/2041	612,051
830,000	4.125	09/15/2041	767,584
900,000	4.000	09/15/2051	829,019
1,125,000	4.375	09/15/2051	1,021,697
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)(a)
295,000	4.500	09/15/2040	295,816
525,000	4.625	09/15/2049	522,964
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(a)
150,000	4.125	09/01/2026	145,349
150,000	4.625	09/01/2031	140,673

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(a) – (continued)
$900,000	4.125%	09/01/2041	$832,931
450,000	4.875	09/01/2041	418,457
1,370,000	4.375	09/01/2051	1,235,849
520,000	5.125	09/01/2051	482,091
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)(a)
780,000	4.250	09/15/2039	789,928
2,950,000	4.375	09/15/2049	2,967,591
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)(a)
585,000	3.625	09/15/2041	501,774
820,000	4.000	09/15/2051	728,471
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)(a)
1,155,000	5.750	09/15/2039	1,185,886
2,055,000	6.000	09/15/2049	2,113,230
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)(a)
2,405,000	5.875	09/15/2039	2,469,402
5,200,000	5.125	09/15/2048	5,330,269
3,830,000	6.125	09/15/2048	3,943,502
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(a)
130,000	4.125	09/15/2031	124,204
420,000	4.500	09/15/2041	395,559
1,540,000	4.125	09/15/2051	1,414,475
510,000	4.750	09/15/2051	471,973
City of New Braunfels Special Assessment RB for Solms Landing Public Improvement Project Series 2021 (NR/NR)(a)
220,000	3.625	09/01/2026	210,371
320,000	4.250	09/01/2031	302,540
782,000	4.500	09/01/2041	715,208
1,355,000	4.750	09/01/2051	1,213,241
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)(a)
361,000	5.250	09/01/2040	361,484
355,000	5.625	09/01/2040	357,460
560,000	4.125	09/01/2049	554,985
932,000	5.375	09/01/2050	932,575
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)(a)
1,175,000	3.750	09/01/2040	1,110,534
1,060,000	4.000	09/01/2050	1,002,938
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(a)
1,355,000	4.125	09/01/2048	1,355,598
1,465,000	4.500	09/01/2048	1,481,369
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)(a)(g)
1,040,000	4.375	09/01/2052	1,045,008
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)(a)
2,465,000	4.875	09/01/2048	2,539,896

Municipal Bonds – (continued)
Texas – (continued)
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)(a)
1,035,000	4.375	09/01/2049	1,040,874
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(a)
126,000	3.875	09/01/2040	119,049
175,000	4.125	09/01/2050	166,470
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
400,000	4.875	09/01/2039	414,959
835,000	5.000	09/01/2049	860,486
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)(a)
401,000	4.000	09/01/2051	379,675
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)(a)
2,205,000	4.500	09/01/2039	2,219,196
1,185,000	5.500	09/01/2039	1,230,907
1,490,000	4.750	09/01/2049	1,499,611
2,140,000	5.750	09/01/2049	2,220,807
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(a)
750,000	3.750	09/01/2040	687,198
1,250,000	4.000	09/01/2050	1,174,392
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)(a)
1,470,000	4.000	09/01/2051	1,391,110
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)(a)
809,000	3.375	09/15/2041	707,734
565,000	4.000	09/15/2051	523,312
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(a)
1,195,000	3.875	09/15/2040	1,121,293
1,780,000	4.125	09/15/2050	1,663,973
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)(a)
110,000	4.375	09/15/2030	108,724
500,000	4.125	09/15/2040	482,532
1,520,000	4.375	09/15/2050	1,464,978
600,000	5.125	09/15/2050	585,418
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)(a)
1,760,000	4.750	09/15/2049	1,793,777
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(a)
1,070,000	3.750	09/15/2040	984,132
1,490,000	4.000	09/15/2050	1,380,110
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
665,000	5.375	09/01/2040	693,084
1,500,000	5.625	09/01/2050	1,564,058
City of San Marcos Special Assessment RB for Whisper South Public Improvement Project 2022 (NR/NR) (NR/NR)(a)
1,522,000	4.500	09/01/2051	1,409,104

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
$105,000	4.500%	09/01/2023	$105,966
780,000	5.000	09/01/2028	815,299
2,035,000	5.600	09/01/2038	2,166,484
2,470,000	5.700	09/01/2047	2,605,288
City of Sinton Special Assessment RB Series 2022 (NR\NR)(a)
900,000	5.125	09/01/2042	881,885
1,150,000	5.250	09/01/2051	1,098,920
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)(a)
1,321,000	4.000	09/01/2050	1,231,556
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
1,175,000	4.000	10/01/2050	1,145,235
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)
1,100,000	5.000	10/01/2050	1,075,087
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
575,000	4.000	10/01/2050	597,461
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)(a)
800,000	3.750	09/15/2040	735,704
1,200,000	4.000	09/15/2050	1,098,837
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(a)
985,000	4.500	09/01/2041	900,870
765,000	4.750	09/01/2050	700,294
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)(a)
3,250,000	5.000	04/01/2032	3,270,205
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(a)
195,000	3.750	08/15/2024	193,426
350,000	4.000	08/15/2029	341,534
1,150,000	4.500	08/15/2035	1,094,376
875,000	5.000	08/15/2044	840,789
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (Baa2/NR)
1,545,000	4.750	05/01/2038	1,565,195
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (Baa2/NR)
5,685,000	4.750	11/01/2042	5,760,019
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(a)
1,290,000	5.000	09/01/2027	1,303,733
895,000	5.000	09/01/2032	889,225
1,315,000	5.125	09/01/2037	1,290,370
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (NR/AA+)(b)
15,140,000	0.000	10/01/2046	16,590,880
11,100,000	0.000	10/01/2047	12,176,110

Municipal Bonds – (continued)
Texas – (continued)
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (Aa1/AA-)(c)
(3M USD LIBOR + 0.67%)
23,855,000	1.009	08/15/2035	22,865,406
Harris County-Houston Sports Authority RB Refunding Series 2004 A (NATL) (Baa2/BB) (d)
5,525,000	0.000	11/15/2036	2,464,379
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)(a)
1,340,000	4.500	09/01/2039	1,347,873
1,800,000	4.750	09/01/2049	1,802,494
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
595,000	3.750	09/01/2032	607,463
510,000	3.875	09/01/2037	521,822
930,000	4.000	09/01/2047	947,197
Hidalgo County Regional Mobility Authority Junior Lien Toll and Vehicle Registration Fee Revenue and Refunding Bonds Series 2022B (Baa3\BB+)(d)
6,105,000	0.000	12/01/2049	1,318,043
6,365,000	0.000	12/01/2050	1,292,857
6,760,000	0.000	12/01/2051	1,291,334
6,925,000	0.000	12/01/2052	1,239,903
7,155,000	0.000	12/01/2053	1,203,754
7,300,000	0.000	12/01/2054	1,153,565
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (NR/B)
15,835,000	5.000	07/15/2028	17,301,649
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (AMT) (NR/NR)
875,000	5.000	07/01/2027	952,166
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (NR/NR)
2,750,000	5.000	07/15/2027	2,993,618
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (AMT) (NR/NR)
2,780,000	5.000	07/15/2027	3,026,275
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (Ba3/B)
10,000,000	6.625	07/15/2038	10,046,028
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (Ba3/B)
9,250,000	5.000	07/01/2029	9,617,137
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (NR/B)
10,500,000	5.000	07/15/2035	11,044,307
Houston Airport System Subordinate Lien RB Series 2020 A (AMT) (A1/A)
4,225,000	4.000	07/01/2047	4,344,441
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (NR/BBB-)
1,035,000	4.000	10/01/2051	1,022,696
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (NR/BB)
1,950,000	5.000	12/01/2045	2,003,861

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(a)
$265,000	4.500%	09/01/2023	$267,911
785,000	5.000	09/01/2028	827,496
1,170,000	5.375	09/01/2038	1,225,732
1,930,000	5.125	09/01/2047	1,983,448
1,500,000	5.500	09/01/2047	1,560,620
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
165,000	2.375	09/01/2031	142,288
165,000	2.375	09/01/2032	140,406
175,000	2.375	09/01/2033	147,167
175,000	2.500	09/01/2034	147,338
365,000	2.500	09/01/2036	300,466
385,000	2.625	09/01/2038	317,086
370,000	3.000	09/01/2041	310,018
520,000	3.000	09/01/2046	413,688
1,265,000	3.000	09/01/2051	978,212
Lake Houston Redevelopment Authority RB Refunding for City of Houston Reinvestment Zone No. 10 Series 2021 (NR/BBB-)
480,000	2.500	09/01/2041	382,548
590,000	3.000	09/01/2044	506,460
650,000	3.000	09/01/2047	543,230
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (NR/BB-)(a)
19,675,000	4.625	10/01/2031	20,678,516
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
705,000	5.500	02/15/2040	735,708
1,325,000	5.250	02/15/2045	1,357,807
780,000	4.000	02/15/2051	671,092
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (NR/BBB-)
1,850,000	5.000	09/15/2043	1,973,190
2,800,000	5.000	09/15/2048	2,976,917
New Home Independent School District GO Bonds Series 2021 (PSF-GTD) (Aaa/NR)
4,690,000	3.000	02/15/2051	4,169,396
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (BB+/NR)(a)
3,120,000	4.000	08/15/2041	3,058,008
2,850,000	4.000	08/15/2046	2,725,718
8,205,000	4.000	08/15/2056	7,577,438
New Hope Cultural Education Facilities Finance Corp. RB Refunding for Wichita Falls Retirement Foundation Obligated Group Series 2021 (NR/NR)
1,630,000	4.000	01/01/2036	1,623,094
1,600,000	4.000	01/01/2041	1,556,662
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR\NR)
1,400,000	4.000	11/01/2055	1,394,830
New Hope Cultural Education Facilities Finance Corp. Senior Living RB Series 2021B (NR\NR)
3,250,000	7.000	01/01/2057	2,615,082

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (NR/BBB-)(a)
1,465,000	5.000	08/15/2051	1,559,758
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (WR/NR)(e)
335,000	5.000	04/01/2026	371,706
300,000	5.000	04/01/2026	332,871
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (WR/NR)(e)
1,000,000	5.000	04/01/2025	1,087,067
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (WR/NR)(e)
1,385,000	4.750	04/01/2024	1,460,021
North Parkway Municipal Management Contract RB for Legacy Hills Public Improvement Project Series 2021 (NR/NR)(a)
1,175,000	4.000	09/15/2041	1,112,506
1,095,000	4.250	09/15/2051	1,040,267
6,110,000	5.000	09/15/2051	6,229,687
North Parkway Municipal Management Special Assessment RB for Major Improvements Project Series 2021 (NR/NR)(a)
940,000	3.625	09/15/2026	941,057
1,553,000	4.250	09/15/2031	1,559,943
4,700,000	4.750	09/15/2041	4,756,968
North Texas Tollway Authority RB for Second Tier Series 2021 B (A2/A)
19,475,000	3.000	01/01/2046	17,321,897
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A2/A)
8,500,000	5.000	01/01/2048	9,368,261
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)(a)
1,650,000	2.750	01/01/2036	1,417,695
3,675,000	2.875	01/01/2041	2,944,245
11,125,000	3.000	01/01/2050	8,495,213
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (AMT) (NR/NR)(a)
9,995,000	4.000	01/01/2050	9,251,807
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)(a)
4,125,000	6.000	01/01/2025	4,198,602
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)(a)
29,500,000	4.100	01/01/2028	26,805,154
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
175,000	5.750	09/15/2036	175,572
460,000	6.000	09/15/2046	456,156

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)(a)
$825,000	4.125%	09/15/2039	$822,817
3,275,000	4.375	09/15/2049	3,250,596
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (NR/NR)
7,300,000	5.000	05/15/2045	7,523,776
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A2/A-)(c)
(3M USD LIBOR + 0.70%)
4,965,000	1.253	12/15/2026	4,955,998
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (Baa2/NR)
5,000,000	4.000	12/31/2037	5,174,342
3,750,000	4.000	12/31/2038	3,875,102
3,000,000	4.000	12/31/2039	3,099,716
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (Baa3/NR)
3,900,000	5.000	12/31/2050	4,139,505
3,900,000	5.000	12/31/2055	4,130,305
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (Baa3/NR)
5,000,000	6.750	06/30/2043	5,329,878
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (Baa3/NR)
38,190,000	5.000	06/30/2058	41,900,025
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (Baa1/A-)
2,850,000	5.000	08/15/2042	2,983,561
Town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)(a)
1,500,000	4.000	09/01/2043	1,370,681
Town of Little Elm Special Assessment RB for Spiritas East Public Improvement Project Series 2022 (NR/NR)(a)
429,000	3.750	09/01/2042	383,936
410,000	4.000	09/01/2051	366,844
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases #2-3 Project Series 2018 (NR/NR)(a)
1,353,000	5.875	09/01/2047	1,446,487
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(a)
1,400,000	5.000	09/01/2047	1,444,743
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
1,630,000	3.000	09/01/2036	1,499,195
860,000	3.000	09/01/2037	781,000
625,000	3.000	09/01/2039	548,564
600,000	3.000	09/01/2040	522,443

Municipal Bonds – (continued)
Texas – (continued)
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
390,000	3.125	12/01/2035	353,448
457,000	3.375	12/01/2040	404,656
786,000	3.500	12/01/2047	683,684
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
500,000	4.000	12/01/2027	509,685
1,545,000	4.750	12/01/2035	1,586,662

			646,853,156

Utah – 0.7%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)(a)
2,010,000	3.750	03/01/2041	1,806,059
7,125,000	4.000	03/01/2051	6,259,278
Black Desert Public Infrastructure District GO Bonds Series 2021 B (NR/NR)(a)
5,000,000	7.375	09/15/2051	4,433,372
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (NR/NR)
5,695,000	7.100	08/15/2023	5,767,927
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)(a)
10,250,000	5.500	02/01/2050	9,622,289
Medical School Campus Public Infrastructure District GO Bonds Series 2020 B (NR/NR)(a)
1,954,000	7.875	08/15/2050	1,753,676
Mida Mountain Village Public Infrastructure District Special Assessment for Mountain Village Assessment Area No. 2 Series 2021 (NR/NR)(a)
10,175,000	4.000	08/01/2050	8,714,617
Military Installation Development Authority RB Series 2021 A-1 (NR/NR)
1,500,000	4.000	06/01/2036	1,353,261
800,000	4.000	06/01/2041	690,584
13,950,000	4.000	06/01/2052	11,375,176
Military Installation Development Authority RB Series 2021 A-2 (NR/NR)
2,500,000	4.000	06/01/2036	2,246,706
2,500,000	4.000	06/01/2041	2,133,279
Red Bridge Public Infrastructure District No. 1 GO Bonds Series 2021 A (NR/NR)(a)
1,180,000	3.625	02/01/2035	1,066,903
500,000	4.125	02/01/2041	445,822
500,000	4.375	02/01/2051	440,847
Red Bridge Public Infrastructure District No. 1 GO Bonds Series 2021 B (NR/NR)(a)
600,000	7.375	08/15/2051	531,619
ROAM Public Infrastructure District No. 1 GO Bonds Series 2021 A (NR/NR)(a)
1,625,000	4.250	03/01/2051	1,362,806
Salt Lake City RB for International Airport Series 2017 A (AMT) (A2/A)
6,000,000	5.000	07/01/2047	6,520,129

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Utah – (continued)
Salt Lake City RB for International Airport Series 2018 A (AMT) (A2/A)
$2,140,000	5.000%	07/01/2048	$2,337,990
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR\BB)(a)
3,630,000	4.250	07/15/2050	3,275,852
Utah Charter School Finance Authority RB for Bridge Elementary Project Series 2021A (NR/NR) (NR/NR)(a)
1,220,000	4.250	06/15/2051	1,038,716
Utah Charter School Finance Authority RB for Technology Academy Project Series 2021A (NR/NR) (NR/NR)(a)
6,600,000	4.000	10/15/2061	5,314,208

			78,491,116

Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000	05/01/2047	1,040,828

Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (Caa2/NR)(e)
10,410,000	5.000	04/25/2022	10,459,149
7,910,000	5.000	04/25/2022	7,928,101
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (Caa2/NR)
6,080,000	5.000	10/01/2032	6,098,985
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (NR/NR)
9,850,000	5.000	10/01/2039	9,726,487
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM-CR) (A2/AA)
3,515,000	5.000	10/01/2039	3,691,594
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (Caa3/NR)(e)
1,885,000	6.000	04/25/2022	1,889,273

			39,793,589

Virginia – 1.3%
Ablemarle County Economic Development Authority Residential Care Facility Revenue Refunding Bonds Series 2022B (NR\NR)(g)
4,000,000	4.000	06/01/2054	3,874,070
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (NR/NR)
2,700,000	5.000	10/01/2045	2,858,432
Farms New Kent Community Development Authority Special Assessment Bond Series 2021 A (NR/NR)(a)
4,735,000	3.750	03/01/2036	4,525,132
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (NR/BBB-)
5,000,000	5.000	01/01/2050	5,428,234
5,000,000	5.000	01/01/2059	5,391,499

Municipal Bonds – (continued)
Virginia – (continued)
James City County Economic Development Authority RB Refunding for Virginia United Methodist Homes, Inc. Obligated Group Series 2021 A (NR/NR)
580,000	4.000	06/01/2041	538,770
940,000	4.000	06/01/2047	839,629
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+)
710,000	4.000	04/01/2045	730,250
880,000	5.000	04/01/2049	972,984
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B3/B-)
11,280,000	6.706	06/01/2046	11,439,887
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)(d)
236,845,000	0.000	06/01/2047	59,762,270
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (NR/CCC-)(d)
34,250,000	0.000	06/01/2047	7,088,904
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB-)
1,525,000	3.000	06/01/2041	1,308,206
1,050,000	4.000	06/01/2046	1,056,961
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (Baa3/NR)
1,375,000	5.000	12/31/2047	1,529,029
520,000	5.000	12/31/2052	575,363
26,545,000	5.000	12/31/2056	29,340,305
Virginia Small Business Financing Authority Solid Waste Disposal RB Series 2018 (B/NR)(a)(e)(f)
1,000,000	5.000	07/01/2038	1,013,147

			138,273,072

Washington – 1.1%
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (AMT) (NR/BB)
7,355,000	5.000	04/01/2030	7,515,370
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
3,790,000	5.000	08/01/2049	4,220,552
Washington Higher Education Facilities Authority RB for Seattle University Series 2020 (NR/A)
1,125,000	4.000	05/01/2050	1,174,520
Washington State Convention Center Public Facilities District Lodging Tax RB Series 2018 (BAM-TCRS) (Baa3/AA)
1,000,000	4.000	07/01/2058	1,027,909
Washington State Convention Center Public Facilities District RB Series 2018 (Baa1/BBB-)
16,450,000	5.000	07/01/2048	17,894,616
37,700,000	4.000	07/01/2058	38,858,928
35,975,000	5.000	07/01/2058	39,085,352
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (NR/NR)(a)
1,350,000	5.000	01/01/2049	1,362,141
3,800,000	5.000	01/01/2055	3,820,344

			114,959,732

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
West Virginia – 0.5%
City of South Charleston Special District Excise Tax Revenue Improvement Bonds Series 2022 A (NR\NR)(a)
$1,345,000	4.250%	06/01/2042	$1,183,436
2,350,000	4.500	06/01/2050	2,024,300
City of South Charleston Special District Excise Tax Revenue Improvement Bonds Series 2022 B (NR\NR)(a)
2,450,000	5.500	06/01/2032	2,306,942
2,725,000	6.000	06/01/2037	2,518,988
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (NR/BBB-)
955,000	3.000	03/01/2035	880,196
2,685,000	3.000	03/01/2037	2,441,702
2,020,000	3.250	03/01/2041	1,821,311
Monongalia County Commission Excise Tax District RB Refunding Series 2021 A (NR/NR)(a)
2,725,000	4.125	06/01/2043	2,754,937
Monongalia County Commission Excise Tax District RB Series 2021 B (NR/NR)(a)
1,650,000	4.875	06/01/2043	1,606,342
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (AMT) (B2/B)(e)(f)
3,250,000	5.000	07/01/2025	3,397,007
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B2/B)(e)(f)
4,850,000	4.125	07/01/2025	4,946,199
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (Baa1/BBB+)
6,120,000	5.000	01/01/2043	6,758,139
13,000,000	4.125	01/01/2047	13,523,324
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (Baa1/NR)
1,650,000	5.000	09/01/2038	1,882,580
1,525,000	5.000	09/01/2039	1,737,583

			49,782,986

Wisconsin – 1.9%
Public Finance Authority Beyond Boone LLC-Appalachian State University Project RB Bonds Series 2019 A (AGM) (A2/AA)
900,000	5.000	07/01/2044	1,003,419
2,350,000	4.125	07/01/2049	2,465,989
1,300,000	5.000	07/01/2054	1,437,764
1,600,000	5.000	07/01/2058	1,767,645
Public Finance Authority Charter School RB Series 2021A (NR/NR)(a)
1,250,000	5.000	06/15/2051	1,098,840
Public Finance Authority Education RB for North Carolina Leadership Charter Academy, Inc. Series 2019 A (NR/NR)(a)
280,000	4.000	06/15/2029	287,233
385,000	5.000	06/15/2039	402,899
495,000	5.000	06/15/2049	513,536
430,000	5.000	06/15/2054	445,261
Public Finance Authority Education RB Series 2022 (NR\NR)(a)
3,925,000	5.000	01/01/2057	3,899,071

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (Baa3/BBB)
5,900,000	4.300	11/01/2030	6,189,716
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A2/AA)
760,000	4.000	07/01/2045	792,971
950,000	4.000	07/01/2050	987,064
1,185,000	4.000	07/01/2055	1,227,495
1,520,000	4.000	07/01/2059	1,574,509
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba1/NR)(a)
5,650,000	5.000	12/01/2055	5,850,478
Public Finance Authority RB for Coral Academy Of Science Las Vegas Series 2021 A (NR/BBB-)
4,115,000	4.000	07/01/2061	4,013,166
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (Ba1/NR)(a)
1,300,000	5.000	06/15/2054	1,339,568
Public Finance Authority RB for Founders Academy of Las Vegas Series 2020 A (NR/BB-)(a)
520,000	4.000	07/01/2030	520,259
700,000	5.000	07/01/2040	728,084
1,875,000	5.000	07/01/2055	1,921,293
Public Finance Authority RB for High Desert Montessori Charter School Series 2021 A (NR/NR)(a)
300,000	5.000	06/01/2036	308,151
900,000	5.000	06/01/2051	904,241
1,075,000	5.000	06/01/2061	1,071,260
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(a)
3,100,000	5.250	03/01/2045	3,257,355
7,110,000	5.250	03/01/2055	7,422,766
Public Finance Authority RB for McLemore Resort Manager LLC Series 2021 A (NR/NR)(a)
9,400,000	4.500	06/01/2056	8,141,934
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-1 (NR/NR)*(a)
41,995	5.500	12/01/2048	20,997
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-2 (NR/NR)*(a)
85,207	7.250	12/01/2048	42,604
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)(a)
12,925,000	5.625	06/01/2050	11,898,180
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)(a)
14,840,000	6.500	06/01/2045	13,736,964
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
2,600,000	5.200	12/01/2037	2,851,323
1,525,000	5.350	12/01/2045	1,668,094
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB+)(a)
4,470,000	6.000	07/01/2031	4,246,884
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (NR/BB)(a)
565,000	5.000	04/01/2040	604,917
2,000,000	5.000	04/01/2050	2,117,408

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB for The Foundation of The University of North Carolina at Charlotte, Inc. Series 2021 A (NR/NR)(a)
$2,825,000	4.000%	09/01/2051	$2,439,036
1,875,000	4.000	09/01/2056	1,590,817
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A3/A)
1,425,000	4.000	01/01/2045	1,496,946
1,900,000	3.000	01/01/2050	1,600,069
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)(a)
1,950,000	5.000	06/01/2050	2,018,824
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
12,080,000	4.000	01/01/2052	12,119,360
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)(a)
1,450,000	5.000	09/01/2049	1,414,021
1,360,000	5.000	09/01/2054	1,313,407
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB+)(a)
9,950,000	4.500	07/01/2048	9,636,476
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)(a)
3,205,000	6.125	10/01/2049	3,350,618
Public Finance Authority RB Refunding for UMA Education, Inc. Series 2019 A (NR/BB)(a)
1,020,000	5.000	10/01/2034	1,101,910
350,000	5.000	10/01/2039	375,979
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (NR/NR)
575,000	5.000	11/15/2044	620,470
765,000	5.000	11/15/2049	822,098
Public Finance Authority Revenue and Revenue Refunding Bonds Series 2022 (NR\BB)(a)
900,000	4.000	04/01/2042	862,513
1,400,000	4.000	04/01/2052	1,289,064
Public Finance Authority Senior Tax Exempt RB for Fargo- Moorehead Metro Area Flood Risk Management Project Series 2021 (AMT) (Baa3/NR)
3,800,000	4.000	09/30/2051	3,780,696
Public Finance Authority Student Housing RB for CHF-Cullowhee, LLC-Western Carolina University Project Series 2015 A (NR/BBB-)
3,250,000	5.250	07/01/2047	3,394,279
Public Finance Authority Student Housing RB Series 2021A-1 (NR/NR)(a)
4,315,000	4.000	07/01/2061	4,070,189
Public Finance Authority Student Housing RB Subordinate Series 2021B (NR/NR)(a)
1,875,000	5.250	07/01/2061	1,671,942
University of Wisconsin Hospitals and Clinics Authority RB Series 2021B (Aa3\AA-)
12,925,000	4.000	04/01/2051	13,646,775
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (NR/BBB)
385,000	4.000	03/15/2040	399,148
1,115,000	5.000	03/15/2050	1,217,810

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR)
1,315,000	3.000	02/01/2042	1,165,665
435,000	4.000	02/01/2045	449,267
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
950,000	4.000	12/01/2051	874,060
950,000	4.000	12/01/2056	860,800
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022B (NR/NR)(a)(g)
32,525,000	6.000	02/01/2062	32,525,335

			202,866,912

Wyoming – 0.3%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A3/A)
32,340,000	3.625	07/15/2039	32,378,559

TOTAL MUNICIPAL BONDS
(Cost $10,195,056,039)			$10,377,045,292

Corporate Bonds – 1.0%
Healthcare – Services – 0.2%
CommonSpirit Health
$1,293,000	4.350%	11/01/42	$1,299,099
Prime Healthcare Foundation Inc Series (NR/NR)
16,525,000	7.000	12/01/27	17,710,691
Tower Health Series (BB-/NR)
7,080,000	4.451	02/01/50	5,310,000

			24,319,790

Real Estate – 0.8%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)(i)
12,165,000	9.750	12/01/39	12,249,669
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)(a)(i)
7,500,000	9.750	12/01/39	7,552,200
Benloch Ranch Improvement Association No. 2 (NR/NR)(a)(i)
29,700,000	10.000	12/01/51	28,842,561
Brixton Park Improvement Association No. 1 Series (NR/NR)(a)(i)
34,713,000	6.875	12/01/51	32,545,520

			81,189,950

TOTAL CORPORATE BONDS
(Cost $106,698,355)			$105,509,740

TOTAL INVESTMENTS – 98.3%
(Cost $10,301,754,394)			$10,482,555,032

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			179,608,866

NET ASSETS – 100.0%			$10,662,163,898

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Zero coupon bond until next reset date.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(f)	Variable Rate Demand Instruments—rate shown is that which is in effect on March 31, 2022. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(g)	When-issued security.

(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rates disclosed is that which is in effect on March 31, 2022.

(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(j)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	—Asset-Backed Security
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—American General Contractors-Interstate Commerce Commission
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax (subject to)
BAM	—Build America Mutual Assurance Co.
BHAC	—Berkshire Hathaway Assurance Corp.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. Insured Custodial Receipts
CA MTG INS	—Insured by California Mortgage Association
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Agency
LIBOR	—London Interbank Offered Rates
LP	—Limited Partnership
LT	—Limited Tax
MUN GOVT GTD	—Municipal Government Guaranteed NATL
NR	—Not Rated
PSF-GTD	—Guaranteed by Permanent School Fund
RB	—Revenue Bond
RMKT	—Remarketed
SD CRED PROG	—School District Credit Program
ST AID WITHHLDG	—State Aid Withholding
TCRS	—Transferable Custody Receipts
USD	—United States Dollar
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS – At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10 Year Ultra Note	(2,819)	06/21/22	$(394,176,836)	$12,246,383
U.S. Treasury Ultra Bond	(1,091)	06/21/22	(200,598,676)	7,355,300

Total Futures Contracts				$19,601,683

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS – At March 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 03/20/2023	1.000%	0.733%	JPMorgan Chase Bank NA	03/20/2023	USD	9,000	$68,977	$(43,187)	$112,164
California State Various Purpose GO Bonds Series 2003, 5.000%, 03/20/2023	1.000	0.733	Bank of America NA	03/20/2023		4,000	30,657	(19,194)	49,851
California State Various Purpose GO Bonds Series 2003, 5.000%, 09/20/2023 (NR/NR)	1.000	1.083	JPMorgan Chase Bank NA	09/20/2023		15,000	167,393	(102,720)	270,113
California State Various Purpose GO Bonds Series 2003, 5.000%, 12/20/2023 (NR/NR)	1.000	1.269	Morgan Stanely Co., Inc.	12/20/2023		10,000	130,256	(48,754)	179,010
Illinois State GO Bonds, Series A, 5.000%, 12/20/2023	1.000	0.167	Morgan Stanely Co., Inc.	12/20/2023		10,000	20,008	(131,970)	151,978

TOTAL							$417,291	$(345,825)	$763,116

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 95.2%
Alabama – 1.0%
Black Belt Energy Gas District Gas Supply RB Series 2021A (Aa1/NR)(a)(b)
$365,000	4.000%	12/01/2031	$395,730
County of Jefferson AL Sewer Revenue (NR/NR)(c)
125,000	0.000	10/01/2050	127,312
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B1/BB-)
200,000	5.750	10/01/2049	222,190
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
125,000	5.000	10/01/2030	138,574
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (A2/AA)
200,000	5.500	10/01/2053	214,374
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
30,000	6.500	10/01/2053	33,403
Midcity Improvement District Special Assessment RB Series 2022 (NR\NR)
100,000	3.875	11/01/2027	94,403
100,000	4.250	11/01/2032	92,064
Southeast Energy Authority Commodity Supply RB Series 2021 B (A1\NR)(a)(b)
700,000	4.000	12/01/2031	751,634

			2,069,684

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 B-1 (NR/BBB-)
100,000	4.000	06/01/2050	98,334
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 B-1 (NR/BBB+)
25,000	0.500	06/01/2031	24,833

			123,167

American Samoa – 0.1%
American Samoa Economic Development Authority RB Refunding Series 2021 B (Ba3/NR)(d)
100,000	2.470	09/01/2024	97,474
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)(d)
100,000	3.720	09/01/2027	96,100

			193,574

Arizona – 1.3%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)(e)
495,000	(3M USD LIBOR + 0.81%) 1.458	01/01/2037	476,309
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
25,000	3.375	07/01/2041	25,012
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC+)
180,000	4.500	01/01/2049	126,239

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Kipp New York, Inc. Macombs Facility Series 2021 A (NR/BBB-)
65,000	4.000	07/01/2051	63,144
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)(d)
25,000	4.000	12/15/2051	23,194
Arizona Industrial Development Authority RB Refunding for Doral Academy of Northern Nevada Obligated Group Series 2021 A (Ba1/NR)(d)
265,000	4.000	07/15/2041	256,327
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A1/A)
250,000	5.000	07/01/2049	274,726
City of Phoenix Civic Improvement Corporation RB for Rental Car Facility Charge Series 2019 A (A3/BBB+)
100,000	5.000	07/01/2045	111,847
County of Maricopa IDA Education RB Series 2021A (BB+/NR)(d)
75,000	4.000	07/01/2041	73,856
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (BB+/NR)(d)
50,000	4.000	07/01/2026	49,532
150,000	4.375	07/01/2031	148,741
150,000	5.000	07/01/2044	148,683
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
99,000	4.750	07/01/2043	96,713
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
100,000	5.000	05/15/2041	107,455
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (NR/NR)
140,000	5.000	11/15/2042	152,279
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB)
50,000	4.000	02/15/2046	50,773
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2021 A (NR/BB)(d)
40,000	4.000	07/01/2051	38,398
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(d)
25,000	5.125	10/01/2030	27,107
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (A3/BBB+)
425,000	5.000	12/01/2037	503,499

			2,753,834

Arkansas – 0.1%
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
25,000	4.250	07/01/2041	25,346
25,000	3.500	07/01/2046	21,590
25,000	4.000	07/01/2052	23,504

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arkansas – (continued)
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
$100,000	3.500%	07/01/2038	$99,435
Batesville Public Facilities Board RB Refunding for White River Health System Obligated Group Series 2020 (NR/BBB-)
50,000	5.000	06/01/2027	55,081

			224,956

California – 10.1%
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (A2/AA)(f)
200,000	0.000	08/01/2036	116,444
Bay Area Toll Authority Bridge RB 2021 Series D (AA/AA)(b)(e)
500,000	(SIFMA Municipal Swap Index Yield + 0.30%) 0.770	04/01/2027	495,802
Bay Area Toll Authority Bridge RB 2021 Series E (AA/AA)(b)(e)
350,000	(SIFMA Municipal Swap Index Yield + 0.41%) 0.880	04/01/2028	346,250
California Community Housing Agency Aster Apartments RB Series 2021 A-1 (NR/NR)(d)
150,000	4.000	02/01/2056	140,739
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/BBB-)
50,000	4.000	06/01/2049	50,656
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/BBB+)
50,000	4.000	06/01/2049	51,776
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
25,000	5.000	06/01/2049	27,156
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(f)
250,000	0.000	06/01/2055	52,815
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB-)
75,000	5.000	06/01/2049	81,150
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)(f)
400,000	0.000	06/01/2055	49,380
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (Baa3/NR)
50,000	5.000	08/01/2045	55,297
California Health Facilities Financing Authority RB Refunding for Children’s Hospital Los Angeles Obligated Group Series 2017 A (Baa2/BBB+)
250,000	5.000	08/15/2047	278,131

Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
100,000	4.000	07/01/2041	104,107
California Municipal Finance Authority RB Refunding for Eisenhower Medical Center Series 2017 A (Baa2/NR)
150,000	5.000	07/01/2047	165,824
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (NR/NR)
125,000	5.000	12/31/2034	137,116
125,000	5.000	12/31/2035	137,015
75,000	5.000	12/31/2037	82,214
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-1 (NR\NR)
50,000	2.750	11/15/2027	47,635
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-2 (NR\NR)
75,000	2.125	11/15/2026	72,003
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(d)
55,000	5.000	06/15/2040	56,540
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)(d)
35,000	3.000	10/01/2031	34,175
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 B (NR/BBB-)(d)
25,000	2.250	10/01/2023	24,839
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (NR/BB+)(d)
365,000	3.000	07/01/2030	344,739
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 A (NR/NR)(d)
260,000	4.000	06/01/2031	263,584
California School Finance Authority RB Refunding Series 2016 (NR/BBB)(d)
125,000	5.000	08/01/2046	133,166
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
125,000	4.000	09/01/2051	124,576
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
50,000	5.000	09/02/2048	54,501
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (NR/BB-)(d)
50,000	5.250	12/01/2043	56,510
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB-)
375,000	5.500	12/01/2054	402,368
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
200,000	5.000	05/15/2042	218,926

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Community Development Authority Pollution Control Refunding RB 2010 Series A (NON-AMT) (A-/BBB+)
$190,000	1.750%	09/01/2029	$171,830
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
200,000	4.000	09/01/2050	198,234
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
50,000	4.000	09/01/2041	50,511
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)(d)
50,000	4.000	09/01/2036	51,897
City of Calimesa CA Community Facilities District No. 2018-1 Special Tax Series 2020 (NR/NR)
185,000	4.000	09/01/2033	192,695
City of Chula Vista CA Community Facilities District No. 16-1 Special Tax for Improvement Area No. 2 Series 2021 (NR/NR)
250,000	4.000	09/01/2046	253,336
City of Dublin Community Facilities District No. 2015-1 Special Tax Bonds for Improvement Area No. 3 Series 2021 (NR/NR)
50,000	4.000	09/01/2045	50,439
50,000	4.000	09/01/2051	50,213
City of Fontana Community Facilities District No. 90 Special Tax for Summit at Rosena Phase One Series 2021 (NR/NR)
25,000	4.000	09/01/2041	25,519
City of Los Angeles Department of Airports International Airport Subordinate RB 2022 Series A (AMT) (Aa3\AA-)
325,000	5.000	05/15/2026	356,052
400,000	5.000	05/15/2030	461,929
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
25,000	3.000	09/01/2039	22,673
City of Ontario Community Facilities District No. 53 Special Tax Bonds Series 2021 (NR/NR)
650,000	4.000	09/01/2042	650,387
City of Oroville RB for Oroville Hospital Series 2019 (NR/B+)
250,000	5.250	04/01/2049	265,072
City of Palm Desert Community Facilities District No. 2005-1 Special Tax Refunding Bonds Series 2021 A (NR/NR)
25,000	4.000	09/01/2036	25,908
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Refunding Bonds Series 2021 (NR/NR)
100,000	3.000	09/01/2031	93,422
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
500,000	4.000	09/02/2037	517,788
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2030	106,891
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
250,000	4.000	09/01/2033	259,472
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
25,000	4.000	09/01/2040	25,543

Municipal Bonds – (continued)
California – (continued)
City of Sacramento Greenbriar Community Facilities District No. 2018-03 Special Tax Bonds for Improvement Area No. 1 Series 2021 (NR/NR)
25,000	4.000	09/01/2050	24,531
City of San Francisco Airport Commission International Airport RB Series 2019A (AMT) (A1/A)
500,000	5.000	05/01/2049	549,116
City of San Luis Obispo Community Facilities District No. 2019-1 Special Tax Bonds Series 2021 (NR/NR)
25,000	4.000	09/01/2041	25,579
CMFA Special Finance Agency VIII Essential Housing RB 2021A-1 (NR/NR)(d)
150,000	3.000	08/01/2056	115,174
County of Madera Community Facilities District No. 2017-1 Special Tax Series 2020 (NR/NR)
100,000	4.000	09/01/2040	102,026
Goldan State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (BBB-/NR)
700,000	3.850	06/01/2050	672,873
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)(b)
300,000	5.000	06/01/2028	347,717
490,000	5.000	06/01/2022	493,174
125,000	5.250	06/01/2022	125,859
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)(b)
205,000	5.000	06/01/2022	206,328
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/CCC)(f)
250,000	0.000	06/01/2036	99,377
Los Angeles Community College District GO Refunding Bonds Series 2020 (Aaa/AA+)
1,000,000	2.106	08/01/2032	899,396
Los Angeles Department of Airports Subordinated RB Refunding Series 2021 B (Aa3/AA-)
225,000	5.000	05/15/2038	263,904
225,000	5.000	05/15/2039	263,474
Los Angeles Department of Airports Subordinated RB Series 2018 C (AMT) (Aa3/AA-)
60,000	5.000	05/15/2030	67,279
Modesto Financing Authority Domestic Project RB 2007F (NATL) (AA-/AA-)(e)
525,000	(3M USD LIBOR + 0.63%) 0.980	09/01/2037	518,562
Needles Unified School District GO Bonds 2011 B (AGM) (A2/AA)(c)
865,000	0.000	08/01/2041	738,770
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (A2/AA)
500,000	5.000	11/01/2047	569,130
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A2/AA)(f)
800,000	0.000	08/01/2031	583,254
50,000	0.000	08/01/2033	33,586

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
$125,000	3.000%	09/01/2034	$118,103
River Islands Public Financing Authority Community Facilities District No. 2021-1 Special Tax Series 2021 (NR/NR)
35,000	4.000	09/01/2046	35,136
Riverside County Transportation Commission Toll Revenue Senior Lien Refunding Bonds 2021 Series B-1 (A/BBB+)
500,000	4.000	06/01/2046	519,322
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2021 (NR/NR)
25,000	2.500	09/01/2037	20,032
25,000	4.000	09/01/2041	25,124
425,000	4.000	09/01/2050	415,627
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL) (Aa3/AA-)(e)
700,000	(3M USD LIBOR + 0.55%) 0.900	06/01/2034	666,883
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (AMT) (A2\NR)
740,000	4.000	07/01/2040	770,348
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (Aa2/AA-)(f)
300,000	0.000	07/01/2031	230,633
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 B (A1/A)
400,000	5.000	05/01/2049	449,986
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 E (AMT) (A1/A)
500,000	4.000	05/01/2050	511,051
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2016 A (ETM) (A1/A)
150,000	5.000	05/01/2022	150,451
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Series 2020 A (AMT) (A1/A)
200,000	4.000	05/01/2040	208,454
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Series 2020 B (A1/A)
225,000	4.000	05/01/2038	238,808
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba1/NR)
100,000	4.000	08/01/2032	99,069
Santa Monica-Malibu Unified School District GO Bonds for School Facilities Improvement Discrict No. 1 Series 2018 B (Aa1/AA+)
100,000	4.000	08/01/2044	107,491
450,000	4.000	08/01/2050	480,527
Santa Monica-Malibu Unified School District GO Bonds for School Facilities Improvement Discrict No. 2 Series 2018 B (Aa1/AA+)
550,000	4.000	08/01/2050	587,311

Municipal Bonds – (continued)
California – (continued)
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/NR)
100,000	4.000	09/01/2050	100,834
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-1 (NR/BBB-)
75,000	4.000	06/01/2049	75,996
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-2 (NR/NR)(f)
300,000	0.000	06/01/2060	50,773
Town of Tiburon Special Assessment for Assessment District No. 2017-1 Series 2021 A (NR/NR)
50,000	2.500	09/02/2046	37,642
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
25,000	5.000	09/01/2047	26,666

			20,660,621

Colorado – 3.3%
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
125,000	5.350	12/01/2050	124,446
Citadel on Colfax Business Improvement District Senior RB Series 2020 B (NR/NR)
100,000	7.875	12/15/2050	97,434
City of Denver Airport System Subordinate RB Series 2018A (AMT) (A/A+)
150,000	5.000	12/01/2035	167,292
1,120,000	5.000	12/01/2048	1,229,815
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (NR/NR)
100,000	4.000	10/01/2056	99,119
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
200,000	4.000	09/01/2045	207,870
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (Aa2/AA)
100,000	4.000	11/15/2043	105,756
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
400,000	4.000	08/01/2039	419,524
1,000,000	4.000	08/01/2044	1,043,278
Colorado Health Facilities Authority RB Refunding for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (Aa3/AA-)
100,000	4.000	01/01/2036	106,983
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A2/A)
250,000	5.000	12/01/2038	278,152
75,000	5.250	12/01/2048	83,464

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (NR/B)
$100,000	5.000%	10/01/2032	$102,948
Denver Health & Hospital Authority RB Refunding Series 2019 A (NR/BBB)
500,000	5.000	12/01/2033	570,129
E-470 Public Highway Authority RB Series 2004 A (NATL) (A2/A)(f)
20,000	0.000	09/01/2034	13,715
E-470 Public Highway Authority RB Series 2004 B (NATL) (A2/A)(f)
110,000	0.000	09/01/2030	87,120
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
500,000	4.000	12/01/2041	450,832
Regional Transportation District RB Refunding for Denver Transit Partners LLC Series 2020 A (Baa1/NR)
20,000	5.000	01/15/2027	21,944
15,000	5.000	07/15/2027	16,573
Senac South Metropolitan District GO LT Bonds Series 2021A3 (NR/NR)
915,000	5.250	12/01/2051	852,661
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
65,000	5.000	12/01/2026	71,813
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
575,000	3.375	12/01/2030	578,039

			6,728,907

Connecticut – 0.5%
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
25,000	5.500	08/01/2029	29,019
South Central Connecticut Regional Authority Water System RB 36 Series A-1 (AA-/NR)
200,000	4.000	08/01/2038	221,412
State of Connecticut Health & Educational Facilities Authority RB Series E (NR/BBB) (NR/NR)
230,000	4.000	07/01/2041	233,187
State of Connecticut Special Tax Obligation Bonds for Transportation Insfrastructure 2021 Series D (Aa3\AA-)
375,000	4.000	11/01/2038	402,010
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)(d)
100,000	4.000	04/01/2041	95,757

			981,385

Delaware – 0.1%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR\BB)
50,000	3.000	06/01/2032	45,622
50,000	4.000	06/01/2042	48,980

Municipal Bonds – (continued)
Delaware – (continued)
Delaware Economic Development Authority Charter Schools RB Series 2021 (BBB+/NR)
75,000	4.000	09/01/2041	78,007
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
100,000	4.000	07/01/2030	102,430

			275,039

District of Columbia – 1.1%
District of Columbia RB Refunding for KIPP DC Obligated Group Series 2017 B (NR/BBB+)
125,000	5.000	07/01/2037	136,219
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A3/A-)
125,000	6.500	05/15/2033	132,322
District of Columbia Water and Sewer Authority Public Utility Subordinate Lien Multimodel RB Series 2022E (Aa2\AA+)(a)(b)
150,000	3.000	10/01/2027	154,348
Metropolitan Washington Airport Authority Revenue & Refunding Bonds Series 2018A (AMT) (A+/AA-)
1,500,000	5.000	10/01/2043	1,656,804
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A2/AA)
125,000	3.000	10/01/2050	111,814

			2,191,507

Florida – 13.8%
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.250	05/01/2031	97,309
AH at Turnpike South Community Development District Special Assessment Phase 3 Project Series 2021 (NR/NR)
500,000	4.000	05/01/2051	481,680
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Series 2022 (NR/BBB) (NR/NR)(g)
250,000	4.000	10/01/2046	235,174
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
55,000	3.750	05/01/2029	56,005
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)(d)
55,000	3.200	05/01/2041	48,896
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)(d)
25,000	2.500	05/01/2026	24,147
50,000	3.200	05/01/2041	44,389
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
150,000	2.375	05/01/2026	144,843
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
25,000	3.125	05/01/2041	22,061

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(d)
$60,000	3.625%	06/01/2024	$60,421
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
660,000	2.875	05/01/2031	620,288
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)(d)
200,000	3.000	05/01/2031	188,619
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/BBB)
40,000	6.000	11/01/2027	43,743
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625	12/15/2040	93,884
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
500,000	3.125	05/01/2031	472,263
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR\NR)
100,000	3.250	06/15/2042	87,518
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (NR/NR)*
95,000	5.875	07/01/2054	85,500
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)(d)
625,000	5.250	12/01/2058	664,215
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)(d)
100,000	4.000	07/01/2051	94,235
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (Baa3/NR)
200,000	4.000	08/01/2030	206,987
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)(d)
100,000	4.000	12/01/2028	101,775
300,000	5.250	12/01/2043	322,804
Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
235,000	2.750	05/01/2031	212,336
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
30,000	4.250	05/01/2037	31,030
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.350	05/01/2041	89,404
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)(d)
100,000	3.375	05/01/2041	89,305
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(d)
100,000	3.700	05/01/2040	94,853

Municipal Bonds – (continued)
Florida – (continued)
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
200,000	2.400	05/01/2026	189,705
Charlotte County IDA Utility System RB Series 2021A (NR/NR)(d)
100,000	4.000	10/01/2041	97,148
City of Jacksonville RB Refunding for Genesis Health, Inc. Obligated Group Series 2020 (NR/A-)
145,000	4.000	11/01/2039	154,399
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
125,000	3.250	09/01/2025	126,003
City of Tampa RB for H Lee Moffitt Cancer Center & Research Institute Obligated Group Series 2020 B (A2/A-)
200,000	5.000	07/01/2050	225,080
Copper Oaks Community Development District Special Assesstment Refunding and Improvement Bonds Series 2021 (NR/NR)
175,000	3.000	05/01/2031	164,722
175,000	3.000	05/01/2035	159,709
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
100,000	3.500	12/15/2029	100,040
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.125	05/01/2030	163,311
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A1/A)
40,000	5.000	09/01/2035	45,311
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)(g)
50,000	3.875	05/01/2027	50,032
50,000	4.250	05/01/2032	50,237
270,000	4.625	05/01/2042	271,721
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
340,000	4.250	05/01/2042	344,959
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)(d)
190,000	2.700	05/01/2025	187,204
310,000	3.125	05/01/2030	296,612
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(d)
100,000	2.625	05/01/2025	97,650
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
400,000	3.750	05/01/2040	372,540
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(d)
50,000	3.375	05/01/2041	45,606
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
50,000	3.300	05/01/2041	44,558
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR\NR)
75,000	3.625	05/01/2032	71,912

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
$100,000	4.000%	05/01/2040	$99,001
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
130,000	3.600	05/01/2041	122,603
Edgewater East Community Development District Special Assessment RB Series 2022 (NR\NR)
125,000	3.375	05/01/2032	120,421
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)(d)
135,000	4.000	05/01/2040	133,966
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)(d)
265,000	2.125	05/01/2026	256,212
Epperson North Community Development District Capital Improvement RB Series 2021A (NR/NR)
100,000	3.400	11/01/2041	89,499
Escambia County Health Facilities Authority Health Care Facilities RB Series 202A (Baa2\BBB+)
1,165,000	4.000	08/15/2050	1,183,646
Eureka Grove Community Development District Special Assessment Bonds for 2021 Project Series 2021 (NR/NR)
685,000	3.500	05/01/2041	617,048
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(d)
100,000	5.000	11/01/2039	104,737
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
195,000	5.000	05/01/2035	214,095
Florida Development Finance Corp Surface Transportation Facility RB Series 2019A (NR/NR)(a)(b)(d)
100,000	6.375	01/01/2026	100,174
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(d)
100,000	4.000	06/01/2030	99,035
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(d)
100,000	5.125	06/01/2040	109,263
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 B-2 (NR/NR)(d)
100,000	1.750	06/01/2026	95,184
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
100,000	4.000	06/01/2030	98,422
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(d)
100,000	7.375	01/01/2049	105,447
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba2/NR)(d)
100,000	4.000	06/30/2041	100,105

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (Baa1/A-)
100,000	5.000	04/01/2028	113,577
Florida Development Finance Corporation RB Series 2021A-1 (NR\NR)(a)(b)(d)
400,000	6.750	08/15/2023	388,233
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
150,000	5.000	03/01/2047	160,972
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
110,000	3.700	11/01/2029	111,385
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
165,000	2.950	05/01/2031	153,353
75,000	3.350	05/01/2041	67,145
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
100,000	4.000	05/01/2030	100,866
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
35,000	3.750	11/01/2024	35,266
50,000	4.750	11/01/2039	52,241
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
60,000	3.500	11/01/2041	53,795
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
710,000	3.750	05/01/2041	656,885
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
50,000	5.000	11/15/2036	50,978
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
100,000	3.500	11/01/2030	98,975
50,000	4.375	11/01/2049	50,480
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR)
125,000	3.450	05/01/2041	110,560
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
60,000	3.000	05/01/2036	59,406
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
80,000	2.875	05/01/2025	79,568
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
95,000	5.000	11/01/2048	101,207
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(d)
25,000	3.500	05/01/2031	24,306

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2021 (NR/NR)
$180,000	2.375%	05/01/2026	$170,508
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
125,000	3.000	05/01/2037	108,960
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.125	05/01/2041	87,364
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.500	05/01/2040	94,844
Kindred Community Development District II Special Assessment Bonds Series 2021 (NR/NR)
100,000	2.700	05/01/2031	93,157
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.600	06/15/2041	46,888
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
85,000	3.400	05/01/2030	83,967
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
100,000	3.200	05/01/2030	97,306
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(d)
200,000	2.500	05/01/2025	197,602
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
125,000	3.250	05/01/2029	122,887
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(d)
100,000	4.000	05/01/2049	97,158
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
60,000	2.000	05/01/2028	56,227
70,000	2.000	05/01/2029	64,547
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR)
185,000	2.300	05/01/2026	177,837
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
100,000	4.750	11/01/2048	102,516
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
75,000	4.000	05/01/2038	75,513
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
195,000	3.125	05/01/2025	194,798
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
75,000	3.250	05/01/2031	71,635

Municipal Bonds – (continued)
Florida – (continued)
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
50,000	3.450	05/01/2041	46,240
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
160,000	3.250	05/01/2041	138,909
Miami RB Refunding for Miami Tunnel Project Series 2012 (Aa3/NR)(d)
200,000	5.000	03/01/2030	205,827
Miami RB Refunding Parking System Series 2019 (BAM) (A2/AA)
100,000	4.000	10/01/2038	107,474
Mirada Community Development District Capital Improvement RB Series 2021 (NR/NR)
100,000	3.250	05/01/2032	93,197
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.500	05/01/2041	90,874
100,000	4.000	05/01/2051	95,525
North AR-1 Pasco Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.500	05/01/2041	90,217
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
200,000	3.375	11/01/2041	180,233
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625	05/01/2040	94,036
Ocala Preserve Community Development District Capital Improvement RB Series 2021 (NR/NR)
200,000	2.375	11/01/2026	187,780
330,000	2.875	11/01/2031	299,212
Palm Beach County Health Facilities Authority Revenue Refunding Bonds Series 2022 (NR/NR)
175,000	4.000	06/01/2041	165,559
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)(d)
45,000	3.250	05/01/2024	45,146
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
100,000	4.000	05/01/2036	104,443
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.150	11/01/2041	42,568
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
155,000	3.750	05/01/2040	147,737
Pasco Community Development District Capital Improvement RB Series 2021A (NR/NR)
100,000	3.550	05/01/2041	88,863
Pine Isle Community Development District Special Assessment Bonds Series 2021 (NR/NR)(d)
200,000	4.000	12/15/2051	192,580
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (NR/AA)
210,000	2.625	05/01/2034	188,518

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
$100,000	2.750%	05/01/2025	$99,001
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
125,000	3.500	05/01/2037	117,673
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
100,000	3.500	11/01/2030	98,326
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
250,000	3.000	05/01/2031	235,501
Preston Cove Community Development District Special Assessment RB Series 2022 (NR\NR)
675,000	3.600	05/01/2032	643,820
Quail Roost Community Development District Special Assessment for Expansion Area Project Series 2021 (NR/NR)
50,000	2.200	12/15/2026	48,067
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR\NR)
100,000	3.000	05/01/2036	90,828
Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
90,000	3.300	05/01/2042	80,627
Rolling Hills Community Development District Capital Improvement RB Series 2022A-1 (NR\NR)
310,000	3.125	05/01/2027	299,445
365,000	3.400	05/01/2032	345,234
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
200,000	2.450	11/01/2026	192,256
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
100,000	2.625	05/01/2040	87,916
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR)
85,000	3.300	11/01/2041	75,118
Sandmine Road Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(d)
75,000	2.625	05/01/2025	74,168
Sawyers Landing Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.750	05/01/2031	98,936
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
50,000	3.750	05/01/2040	45,937
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR\NR)(g)
50,000	4.125	05/01/2032	49,998
75,000	4.500	05/01/2042	74,998
Siena North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
50,000	4.000	06/15/2042	49,236
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR\NR)
100,000	3.000	06/15/2032	93,044
100,000	3.250	06/15/2042	89,062

Municipal Bonds – (continued)
Florida – (continued)
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
235,000	4.000	05/01/2052	223,159
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
200,000	3.500	05/01/2041	180,744
South Creek Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
25,000	3.250	06/15/2041	22,628
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
25,000	4.000	11/01/2031	26,025
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
100,000	4.000	12/15/2036	98,680
St. Johns County Industrial Development Authority RB Refunding for Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (NR/NR)
150,000	4.000	08/01/2055	158,866
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
470,000	3.000	05/01/2031	424,683
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)(d)
50,000	3.500	06/15/2041	46,606
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR)(d)
130,000	3.000	11/01/2032	120,151
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR) (NR/NR)(d)
50,000	3.300	11/01/2041	44,527
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
50,000	4.500	06/15/2039	51,491
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR\NR)
100,000	3.000	06/15/2032	90,235
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)(d)
25,000	2.875	06/15/2031	23,339
Storey Park Community Development District Special Assessment Bonds for Assessment Area Three Project Series 2019 (NR/NR)(d)
60,000	3.750	06/15/2029	60,696
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
75,000	3.450	05/01/2041	66,149
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
80,000	3.750	05/01/2040	76,055
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
130,000	2.500	05/01/2025	128,630

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
$50,000	4.000%	05/01/2033	$50,486
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.375	05/01/2041	44,269
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
50,000	3.300	12/15/2041	44,892
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
140,000	2.500	05/01/2026	135,812
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(d)
75,000	3.625	05/01/2040	69,139
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
540,000	2.700	05/01/2031	498,686
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(d)
100,000	3.250	05/01/2030	96,204
Triple Creek Community Development District Special Assessment Bonds Series 2021 (NR/NR)(d)
390,000	2.375	11/01/2026	372,478
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
40,000	2.500	11/01/2026	38,676
50,000	3.000	11/01/2031	46,852
40,000	3.500	11/01/2041	36,617
50,000	4.000	11/01/2050	48,677
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
100,000	3.375	11/01/2030	98,110
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR\NR)
75,000	4.000	05/01/2042	73,476
Two Rivers North Community Development District Special Assessment Bond Anticipation Note Series 2022 (NR\NR)(d)
100,000	3.000	01/15/2023	99,101
Two Rivers West Community Development District Special Assessment Bond Anticipation Note Series 2022 (NR\NR)
100,000	3.000	01/15/2023	99,070
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
85,000	3.375	05/01/2045	85,364
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
250,000	3.625	05/01/2041	233,982
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(d)
25,000	3.600	05/01/2041	23,075

Municipal Bonds – (continued)
Florida – (continued)
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
50,000	4.125	05/01/2034	50,455
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
100,000	3.750	05/01/2037	98,446
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
75,000	2.625	05/01/2024	74,797
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(d)
50,000	1.875	05/01/2025	48,675
50,000	2.625	05/01/2030	47,797
50,000	3.000	05/01/2035	47,495
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
50,000	2.550	05/01/2031	46,407
100,000	2.850	05/01/2036	90,430
100,000	3.000	05/01/2041	88,348
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR\NR)
45,000	3.450	05/01/2042	39,343
Villamar Community Development District Special Assessment Bonds for Phase 4 Project Series 2022 (NR\NR)
670,000	4.000	05/01/2042	643,135
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.750	05/01/2040	95,191
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)(d)
125,000	4.000	05/01/2040	124,146
100,000	4.000	05/01/2051	96,641
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
125,000	2.400	05/01/2026	120,510
25,000	3.000	05/01/2031	23,263
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
50,000	4.750	05/01/2039	52,239
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)
60,000	3.500	05/01/2041	55,492
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
100,000	3.500	05/01/2041	92,487
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
100,000	3.250	05/01/2041	90,181
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(d)
150,000	4.250	06/15/2039	152,362

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Willow Walk Community Development District Special Assessment Series 2017 (NR/NR)
$50,000	3.500%	05/01/2023	$50,182
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
50,000	2.400	05/01/2026	47,230
150,000	2.950	05/01/2031	135,345
75,000	3.350	05/01/2041	64,965
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR\NR)
100,000	4.000	05/01/2042	97,038
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.700	05/01/2040	94,136
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
25,000	3.375	05/01/2041	21,665

			28,354,073

Georgia – 0.8%
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
35,000	2.375	01/01/2031	31,738
50,000	4.000	01/01/2036	49,722
80,000	4.000	01/01/2054	78,060
Main Street Natural Gas Gas Supply RB Series 2021A (NR/AA-)(a)(b)
635,000	4.000	09/01/2027	672,735
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A3/NR)
75,000	5.000	05/15/2049	89,699
Main Street Natural Gas, Inc. Gas Supply RB Series 2022A (A3\NR)(a)(b)
500,000	4.000	12/01/2029	530,535
Private Colleges & Universities Authority RB Refunding for Agnes Scott College, Inc. Series 2021 (NR/A-)
150,000	4.000	06/01/2045	156,230

			1,608,719

Guam – 0.7%
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
50,000	4.460	10/01/2043	47,533
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
25,000	3.625	02/01/2025	25,018
60,000	4.250	02/01/2030	61,386
Guam Government Business Privilege Tax Revenue Refunding Bonds 2015D (BB/NR)
5,000	5.000	11/15/2022	5,104
Guam Government Business Privilege Tax Revenue Refunding Bonds 2015D (NR/NR)
65,000	5.000	11/15/2022	66,453
Guam Government RB Refunding Series 2021 E (Ba1/NR)
275,000	3.250	11/15/2026	267,830

Municipal Bonds – (continued)
Guam – (continued)
Guam Government RB Refunding Series 2021 F (Ba1/NR)
100,000	5.000	01/01/2029	111,580
250,000	4.000	01/01/2042	250,685
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
370,000	5.000	01/01/2050	414,410
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
75,000	5.000	07/01/2037	82,445
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Ba1/NR)
50,000	5.000	11/01/2035	56,741

			1,389,185

Hawaii – 0.6%
State of Hawaii Airports System RB Refunding Series 2018 D (A1/A+)
1,000,000	5.000	07/01/2034	1,155,234

Idaho – 0.1%
City of Boise Airport RB Refunding for Public Parking Facilities Project Series 2021 A (A1/NR)
155,000	5.000	09/01/2046	178,424

Illinois – 11.8%
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Ba2/AA)
25,000	4.000	10/01/2043	26,545
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB)(f)
175,000	0.000	12/01/2027	147,240
220,000	0.000	12/01/2030	165,223
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(f)
245,000	0.000	12/01/2029	191,334
215,000	0.000	12/01/2030	161,468
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(f)
100,000	0.000	12/01/2031	72,106
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba3/BB)
30,000	5.500	12/01/2026	33,728
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB)(f)
295,000	0.000	12/01/2025	265,883
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB)
150,000	5.250	12/01/2035	157,748
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba3/BB)
500,000	6.038	12/01/2029	527,453

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB)
$100,000	7.000%	12/01/2044	$112,647
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB)
100,000	6.500	12/01/2046	113,430
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
455,000	5.000	12/01/2026	508,196
200,000	5.000	12/01/2028	230,765
100,000	5.000	12/01/2031	114,617
100,000	5.000	12/01/2032	114,453
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (NR/AA)
200,000	5.000	12/01/2028	230,764
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds Series 2018 C (NR/BB)
375,000	5.000	12/01/2025	403,304
Chicago Illinois GO Refunding Bonds Series 2017 A (NR/BBB+)
875,000	6.000	01/01/2038	979,627
Chicago Illinois GO Refunding Bonds Series 2020 A (NR/BBB+)
600,000	5.000	01/01/2032	657,465
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (NR/A)
55,000	5.000	01/01/2037	59,692
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (NR/A)
910,000	5.250	01/01/2035	1,011,344
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (NR/A)
570,000	5.000	01/01/2039	607,953
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (Baa2/A)
55,000	5.000	11/01/2042	55,970
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopement Project Series 2021 B (NR/NR)
35,000	3.750	07/01/2041	31,155
City of Chicago Board of Education UT GO Refunding Bonds Series 2022B (NR\BB)
750,000	4.000	12/01/2037	750,864
City of Chicago GO Bonds for Neighborhoods Alive 21 Program Series 2002 B (Ba1/WR/BBB+)
200,000	5.500	01/01/2037	214,030
City of Chicago GO Bonds Series 2021A (BBB+/BBB-)
50,000	5.000	01/01/2027	54,290
50,000	5.000	01/01/2028	54,499
City of Chicago GO Bonds Series 2021B (BBB+/BBB-)
301,000	4.000	01/01/2028	312,449
826,000	4.000	01/01/2049	790,064
City of Chicago GO Refunding Bonds Series B (Ba1\BBB+)
1,000,000	5.765	01/01/2028	1,044,843

Municipal Bonds – (continued)
Illinois – (continued)
City of Chicago IL GO Bonds Series 2019 (BBB+/NR)
250,000	5.000	01/01/2044	268,444
City of Chicago Special Assessment Improvement Bonds Refunding Series 2022 (NR\NR)
270,000	3.040	12/01/2028	261,546
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(d)
100,000	6.125	04/01/2049	108,263
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
305,000	5.000	10/01/2033	355,459
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa2/A-)
200,000	5.000	09/01/2046	220,720
Illinois Finance Authority RB Refunding for Lawndale Educational & Regional Network Charter School Obligated Group Series 2021 (NR/BBB)
50,000	4.000	11/01/2051	50,877
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
25,000	5.000	05/15/2041	26,249
Illinois Finance Authority RB Series 2021 (NR\BB+)(d)
250,000	4.000	10/01/2042	245,661
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (NR/AA-)
100,000	4.000	01/01/2038	104,302
Illinois State GO Bonds Pension Funding Series 2003 (Baa1/BBB)
155,000	5.100	06/01/2033	164,828
Illinois State GO Bonds Series 2016 (BAM-TCRS) (NR/AA)
100,000	4.000	06/01/2041	103,938
Illinois State GO Bonds Series 2017 A (Baa2/BBB)
35,000	4.500	12/01/2041	36,292
Illinois State GO Bonds Series 2017 C (Baa2/BBB)
400,000	5.000	11/01/2029	440,348
Illinois State GO Bonds Series 2017 D (Baa2/BBB)
1,000,000	5.000	11/01/2027	1,101,950
600,000	5.000	11/01/2028	662,142
Illinois State GO Bonds Series 2018 A (Baa2/BBB)
750,000	5.000	05/01/2032	819,362
500,000	5.000	05/01/2042	538,531
Illinois State GO Bonds Series 2019 B (Baa2/BBB)
700,000	4.000	11/01/2038	711,199
Illinois State GO Bonds Series 2020 (Baa2/BBB)
1,000,000	5.500	05/01/2030	1,162,019
50,000	5.500	05/01/2039	56,517
290,000	5.750	05/01/2045	329,861
Illinois State GO Bonds Series 2020 C (Baa2/BBB)
1,000,000	4.000	10/01/2041	1,010,052
175,000	4.250	10/01/2045	178,123
Illinois State GO Refunding Bonds Series 2018 B (Baa2/BBB)
375,000	5.000	10/01/2031	413,129
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (NR/BBB+)
260,000	5.000	06/15/2022	261,711

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/BBB+)(f)
$135,000	0.000%	12/15/2032	$90,148
200,000	0.000	12/15/2034	122,498
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (NR/BBB+)(b)
370,000	5.000	06/15/2022	372,837
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/BBB+)(f)
35,000	0.000	12/15/2054	7,718
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (NR/BBB+)
65,000	4.000	06/15/2050	64,409
785,000	5.000	06/15/2050	836,531
Sales Tax Securitization Corp. RB Refunding Series 2018 C (NR/AA-)
1,000,000	5.000	01/01/2043	1,111,303
State of Illinois GO Bonds Series 2016 (BBB/Baa2)
1,000,000	4.000	06/01/2033	1,030,118
State of Illinois GO Bonds Series 2017 A (Baa2/BBB)
580,000	4.250	12/01/2040	595,661
State of Illinois GO Bonds Series 2017 D (Baa2/BBB)
30,000	3.250	11/01/2026	30,575

			24,094,470

Indiana – 0.3%
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (NR/A-)(a)(b)
35,000	2.100	11/01/2026	34,485
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2010 A (Baa3/NR)
100,000	3.000	11/01/2030	93,488
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR)
50,000	2.520	11/15/2026	46,833
50,000	2.920	11/15/2027	46,723
50,000	3.210	11/15/2028	46,647
50,000	3.260	11/15/2029	46,567
50,000	3.300	11/15/2030	46,572
Indiana Municipal Power Agency RB Refunding Series 2016 A (A1/A+)
160,000	5.000	01/01/2042	175,896
Town of Upland RB Refunding for Taylor University, Inc. Series 2021 (NR/A-)
50,000	4.000	09/01/2031	53,485

			590,696

Iowa – 0.1%
Iowa Tobacco Settlement Authority RB Refunding Series 2021 B-2 (NR/NR)(f)
2,375,000	0.000	06/01/2065	305,321

Municipal Bonds – (continued)
Kansas – 0.0%
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
50,000	4.000	06/01/2036	50,036

Kentucky – 0.8%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)(d)(g)
200,000	4.450	01/01/2042	201,561
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (AMT) (A1/A)
150,000	2.125	10/01/2034	130,377
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (AMT) (A1/A)
150,000	2.000	02/01/2032	132,428
County of Trimble RB for Louisville Gas and Electric Co. Series 2016 A (AMT) (A1/A/A-2) (PUTABLE)(a)(b)(h)
250,000	1.300	09/01/2027	228,857
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
100,000	4.000	03/01/2046	104,321
90,000	4.000	03/01/2049	93,624
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A2/AA)
75,000	4.000	06/01/2045	77,879
Kentucky State University COPS Series 2021 (BAM) (NR/AA)
40,000	4.000	11/01/2046	42,206
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (NR/A)
100,000	4.000	10/01/2040	106,687
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (A1/A)
500,000	2.000	10/01/2033	436,607

			1,554,547

Louisiana – 0.9%
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
695,000	2.875	06/01/2031	634,275
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (NR/BBB+)(d)
250,000	5.000	04/01/2035	263,022
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (Baa2/BBB)
125,000	3.500	11/01/2032	126,643
Louisiana Public Facilities Authority RB Refunding for Loyola University New Orleans Series 2021 (Baa1/BBB)
100,000	4.000	10/01/2039	103,066
100,000	4.000	10/01/2041	102,738
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)(d)
100,000	4.000	06/01/2041	94,977

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)(d)
$100,000	4.000%	06/01/2041	$94,978
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A2/A-)
200,000	5.000	01/01/2048	215,125
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 B-1 (Baa3/BBB-) (PUTABLE)(a)(b)(h)
250,000	2.125	07/01/2024	246,407

			1,881,231

Maine – 0.4%
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A1/A+)
400,000	4.000	07/01/2045	422,521
Maine Health & Higher Educational Facilities Authority RB Refunding for Northern Light Health Obligated Group Series 2021 A (AGM ST INTRCPT ST RES BD GTY) (A1/AA)
300,000	5.000	07/01/2034	359,595

			782,116

Maryland – 1.2%
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
50,000	4.000	01/01/2040	53,804
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
250,000	4.000	01/01/2039	269,270
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
95,000	4.000	07/01/2040	96,550
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
200,000	3.997	04/01/2034	190,850
Maryland Health & Higher Educational Facilities Authority RB for Adventist Healthcare Obligated Group Series 2016 A (Baa3/NR)
850,000	5.500	01/01/2046	938,773
Maryland Health & Higher Educational Facilities Authority RB Refunding for Adventist Healthcare Obligated Group Series 2020 (Baa3/NR)
865,000	4.000	01/01/2038	879,426
Maryland Health & Higher Educational Facilities Authority RB Refunding for Stevenson University, Inc. Series 2021 A (NR/BBB-)
100,000	4.000	06/01/2046	100,970

			2,529,643

Massachusetts – 0.6%
Harvard University Issue Massachusetts Development Finance Agency RB Series 2016A (Aaa\AAA)
475,000	5.000	07/15/2030	530,950
Massachusetts Development Finance Agency RB for Merrimack College Series 2021 B (NR/BBB-)
55,000	4.000	07/01/2050	56,399

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/BB+)(d)
120,000	5.000	07/15/2023	123,791
Massachusetts Port Authority RB Series 2019-C (AMT) (AA-/AA)
375,000	5.000	07/01/2034	423,975
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL) (Aa1/AA)(e)
30,000	(3M USD LIBOR + 0.57%) 0.782	05/01/2037	29,009

			1,164,124

Michigan – 2.2%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(a)
1,665,000	4.000	04/01/2044	1,449,594
City of Detroit GO Bonds Series 2020 (Ba3/BB-)
205,000	5.500	04/01/2045	230,685
205,000	5.500	04/01/2050	229,538
City of Detroit GO Bonds Series 2021 A (Ba3/BB-)
45,000	5.000	04/01/2030	50,025
40,000	5.000	04/01/2032	44,359
45,000	5.000	04/01/2034	49,488
60,000	5.000	04/01/2036	65,604
50,000	5.000	04/01/2038	54,519
City of Detroit GO Bonds Series 2021 B (Ba3/BB-)
50,000	1.817	04/01/2022	50,000
50,000	2.711	04/01/2026	47,131
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
250,000	5.000	07/01/2048	262,977
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)(a)
400,000	4.000	04/01/2044	348,251
Grand Rapids Charter Township Economic Development Corp. RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
100,000	5.000	05/15/2037	109,031
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
25,000	4.000	11/15/2031	25,971
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR\BBB-)
100,000	4.000	02/01/2042	100,465
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
100,000	5.000	11/15/2048	113,215
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A-)
325,000	3.267	06/01/2039	314,876
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB-)
75,000	5.000	06/01/2049	81,189
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(f)
2,000,000	0.000	06/01/2065	241,789

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Strategic Fund Variable Rate Limited Obligation Green RB Series 2021 (Ba2\BB) (PUTABLE)(a)(b)(h)
$300,000	4.000%	10/01/2026	$313,804
Star International Academy RB Refunding Series 2020 (NR/BBB)
100,000	5.000	03/01/2030	108,156
100,000	5.000	03/01/2033	107,976
Universal Academy RB Refunding Series 2021 (NR/BBB-)
50,000	4.000	12/01/2031	50,962

			4,449,605

Minnesota – 1.2%
City of Independence RB for Global Academy, Inc. Series 2021 A (NR/BB)
75,000	4.000	07/01/2031	74,939
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
100,000	4.250	02/15/2048	106,759
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BBB-)
380,000	4.000	06/15/2037	401,117
390,000	4.000	06/15/2038	410,915
250,000	4.000	06/15/2039	262,926
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
100,000	4.000	07/01/2031	100,746
Duluth Independent School District No.709 COPS Refunding Series 2019 A (Ba2/NR)
25,000	4.000	03/01/2032	24,717
State of Minnesota GO Various Purpose Bonds Series 2021A (AAA/AAA)
1,010,000	4.000	09/01/2035	1,138,239

			2,520,358

Mississippi – 0.5%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (NON-AMT) (Baa2\BBB) (PUTABLE)(a)(b)(h)
375,000	2.650	04/01/2027	371,332
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (Baa3/BBB+)
20,000	2.500	04/01/2022	20,000
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2021 (Baa1/A)
200,000	2.375	06/01/2044	154,801
Mississippi Development Bank Special Obligation Bonds Series 2021 (BB/NR)(d)
100,000	5.000	10/01/2033	113,952
200,000	4.000	10/01/2041	206,123
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (Baa2/BBB) (PUTABLE)(a)(b)(h)
75,000	1.600	06/16/2025	72,645

			938,853

Municipal Bonds – (continued)
Missouri – 0.2%
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BBB-)
50,000	4.000	03/01/2041	51,642
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
25,000	3.500	11/01/2040	21,817
25,000	4.250	11/01/2050	21,552
Missouri Health & Educational Facilities Authority RB Refunding for Bethesda Health Group, Inc. Obligated Group Series 2021 (NR/NR)
25,000	4.000	08/01/2036	26,517
25,000	4.000	08/01/2041	26,169
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (A1/NR)
175,000	4.000	02/15/2049	180,569
Missouri Health & Educational Facilities Authority RB Refunding for Southeast Missouri State University Series 2019 (NR/A)
75,000	4.000	10/01/2035	79,639
St Louis Land Clearance for Redevelopment Authority RB City of St Louis Series 2018 A (NR/A)
100,000	5.000	04/01/2048	109,535

			517,440

Nebraska – 0.0%
Central Plans Energy Project Gas Supply Revenue Refunding Bonds Series 2019 (NR/AA-)(a)(b)
25,000	4.000	08/01/2025	26,210

Nevada – 0.8%
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
50,000	3.125	06/01/2051	39,408
Clark County LT GO Stadium Improvement Bonds Series 2018A (AA+/NR)
500,000	5.000	05/01/2048	562,881
County of Clark Department of Aviation RB Refunding for Jet Aviation Fuel Tax Series 2013 A (AMT) (A1/A)
150,000	5.000	07/01/2026	153,516
Las Vegas Convention & Visitors Authority RB Refunding Series 2018 C (Aa3/A)
300,000	5.000	07/01/2037	340,085
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/A)
460,000	4.000	07/01/2049	481,450
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
100,000	5.000	07/01/2040	106,907

			1,684,247

New Hampshire – 0.6%
National Finance Authority Hospital RB Series 2021B (AGM) (AA/NR)
500,000	3.000	08/15/2046	458,203
National Finance Authority Pollution Control Refunding RB for New York State Electric & Gas Corp. Project Series 2022A (AMT) (NR/A-)(g)
400,000	4.000	12/01/2028	417,341

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Hampshire – (continued)
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
$225,000	4.000%	01/01/2041	$228,313
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (Baa1/A-) (PUTABLE)(a)(b)(h)
40,000	2.800	10/02/2023	40,297

			1,144,154

New Jersey – 3.4%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (Baa1/AA)
40,000	5.000	03/01/2032	44,964
Atlantic County Improvement Authority RB for Stockton University Series 2021 A (AGM) (A2/AA)
125,000	4.000	07/01/2047	131,917
Essex County Improvement Authority RB for New Jersey Institute of Technology Series 2021 A (BAM) (A1/AA)
25,000	4.000	08/01/2046	26,266
50,000	4.000	08/01/2051	52,217
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (Baa3/BB+)
100,000	4.000	07/01/2032	104,851
New Jersey Economic Development Authority RB Series 1997 A (NATL) (Baa1/BBB)
50,000	7.425	02/15/2029	58,757
New Jersey Economic Development Authority RB Series 2021 QQQ (Baa1/BBB)
100,000	4.000	06/15/2046	101,593
450,000	4.000	06/15/2050	456,855
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (Ba3/B+)
200,000	5.250	09/15/2029	203,514
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (Ba3/B+)
100,000	5.625	11/15/2030	105,734
New Jersey Economic Development Authority Transit Project Bonds 2020 Series A (BBB/BBB+)
1,455,000	4.000	11/01/2038	1,507,649
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (NR/BBB+)
25,000	5.000	07/01/2035	28,340
100,000	5.000	07/01/2045	111,135
New Jersey Transportation Trust Fund Authority RB Series 2018 (BBB/Baa1)
215,000	5.000	12/15/2033	239,686
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (Baa1/BBB)(f)
1,000,000	0.000	12/15/2035	607,491

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)(f)
200,000	0.000	12/15/2026	174,072
120,000	0.000	12/15/2032	82,785
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (Baa1/BBB)
125,000	4.000	06/15/2029	125,726
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (Baa1/BBB)
20,000	5.000	06/15/2046	21,344
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (A2/AA)(f)
1,000,000	0.000	12/15/2032	703,055
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (Baa1/BBB)(f)
190,000	0.000	12/15/2027	160,001
240,000	0.000	12/15/2030	181,218
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (Baa1/BBB) (f)
155,000	0.000	12/15/2033	102,566
235,000	0.000	12/15/2038	125,063
40,000	0.000	12/15/2039	20,385
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (Baa1/BBB)
90,000	4.000	12/15/2031	95,646
140,000	5.000	12/15/2032	156,413
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (Baa1/BBB)
75,000	3.000	06/15/2050	63,009
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (Baa1/BBB)
400,000	3.500	06/15/2046	375,248
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (Baa1/BBB)(f)
110,000	0.000	12/15/2032	75,886
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (Baa1/NR)
20,000	5.000	01/01/2037	21,616
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (A3/BBB+)
225,000	4.000	06/01/2032	246,291
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BB+)
250,000	5.000	06/01/2046	269,883
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(d)
200,000	6.750	12/01/2041	189,582

			6,970,758

New Mexico – 0.4%
City of Farmington Pollution Control Refunding RB 2005 Series A (NON-AMT) (A-/BBB+)
400,000	1.800	04/01/2029	361,935

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Mexico – (continued)
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Recepits Tax Increment Bonds Series 2022 (NR\NR)(d)
$500,000	4.250%	05/01/2040	$461,871

			823,806

New York – 10.0%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (NR/NR)
125,000	1.625	11/01/2025	120,035
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
110,000	4.000	06/15/2029	116,245
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(d)
100,000	5.000	12/01/2041	105,318
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
100,000	4.000	06/15/2041	99,597
Build NYC Resource Corp. RB for Shefa School Series 2021 B (NR/NR)(d)
100,000	4.000	06/15/2027	95,001
City of Poughkeepsie GO Bonds Series 2021 (NR/NR)
25,000	2.500	04/29/2022	25,009
Dormitory Authority of the State of New York Personal Income Tax RB Series 2021E Bidding Group 5 Bonds (NR\AA+)
625,000	4.000	03/15/2040	669,130
875,000	4.000	03/15/2042	929,469
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BB+)(d)
100,000	5.000	07/01/2040	109,753
100,000	5.000	07/01/2051	108,123
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(d)(f)
800,000	0.000	06/01/2060	46,643
Metropolitan Tranportation Authority Transportation Revenue Green Bonds Subseries 2021A-1 (A3\BBB+)
500,000	4.000	11/15/2047	510,722
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/BBB+)
1,415,000	5.250	11/15/2056	1,538,268
Metropolitan Transportation Authority RB Green Bond Series 2020 A-1 (A3/BBB+)
355,000	5.000	11/15/2047	387,360
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
375,000	4.750	11/15/2045	404,102
75,000	5.000	11/15/2050	81,661
225,000	5.250	11/15/2055	248,657
Metropolitan Transportation Authority RB Green Bond Series 2020 D-1 (A3/BBB+)
100,000	5.000	11/15/2044	110,161
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (A3/BBB+)
185,000	4.000	11/15/2050	188,353

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
100,000	5.000	11/15/2028	113,242
100,000	5.000	11/15/2029	114,154
100,000	5.000	11/15/2030	114,954
Metropolitan Transportation Authority RB Refunding Series 2015 D-1 (A3/BBB+)
175,000	5.000	11/15/2033	187,946
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
175,000	5.250	11/15/2031	193,780
Metropolitan Transportation Authority RB Refunding Series 2017 D (A3/BBB+)
250,000	5.000	11/15/2032	276,201
Metropolitan Transportation Authority RB Refunding Subseries 2015 C-1 (A3/BBB+)
200,000	5.250	11/15/2028	218,441
Metropolitan Transportation Authority RB Series 2012 B (A3/BBB+)
200,000	4.000	11/15/2029	202,269
Metropolitan Transportation Authority RB Series 2013 B (A3/BBB+)
100,000	5.000	11/15/2022	102,079
Metropolitan Transportation Authority RB Series 2019 D-1 (MIG2/SP-2)
500,000	5.000	09/01/2022	506,905
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3\BBB+)
325,000	4.000	11/15/2045	331,972
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(f)
2,255,000	0.000	06/01/2060	136,017
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A2/AA)
275,000	3.000	01/01/2046	241,466
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A2/AA)
75,000	3.000	03/01/2036	71,048
50,000	4.000	03/01/2045	53,207
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
50,000	4.000	03/01/2045	52,340
New York City Water & Sewer System RB for Second General Resolution Series 2018 BB (Aa1/AA+)
200,000	5.000	06/15/2046	224,538
New York City Water & Sewer System RB Series 2021 A Subseries 2021 AA-1 (Aa1/AA+)
200,000	3.000	06/15/2051	179,980
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(f)
3,500,000	0.000	06/01/2060	200,454
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (NR/BBB-)
100,000	3.500	02/15/2048	99,535
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(d)
550,000	5.000	11/15/2044	575,744

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB for Brooklyn St. Joseph’s College Series 2021 (NR/NR)
$200,000	4.000%	07/01/2035	$206,860
225,000	4.000	07/01/2040	230,926
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
100,000	4.000	07/01/2031	104,090
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (Ba2/BB+)
200,000	5.000	07/01/2035	208,792
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
250,000	4.000	09/01/2037	253,182
New York State Dormitory Authority RB Refunding for St. John’s University Series 2021 A (A3/A-)
200,000	4.000	07/01/2048	209,693
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2020 A (Aa2/NR)
100,000	3.000	03/15/2038	95,572
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B2/B)(a)(b)
250,000	2.750	09/02/2025	249,835
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (NR/NR)(a)(b)
150,000	1.100	05/01/2027	139,643
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
25,000	5.000	01/01/2023	25,549
150,000	5.000	01/01/2027	163,369
200,000	5.000	01/01/2028	220,284
45,000	5.000	01/01/2029	49,397
200,000	5.000	01/01/2030	219,180
25,000	5.000	01/01/2031	27,356
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (Baa3/NR)
130,000	4.000	10/01/2030	134,676
145,000	5.000	10/01/2035	162,208
460,000	5.000	10/01/2040	507,187
265,000	4.375	10/01/2045	271,208
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (NR/NR)
25,000	2.500	10/31/2031	23,442
25,000	4.000	10/31/2034	26,455
135,000	4.000	10/31/2041	140,605
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (Baa1/NR)
490,000	5.000	12/01/2026	528,841
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/NR)
25,000	5.000	12/01/2034	27,982
25,000	5.000	12/01/2035	27,974
75,000	5.000	12/01/2036	83,596
50,000	5.000	12/01/2037	55,710
95,000	5.000	12/01/2038	105,608
125,000	4.000	12/01/2040	129,660

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (Baa3/NR)
480,000	5.000	07/01/2041	502,066
1,340,000	5.250	01/01/2050	1,401,787
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (NR/B-)
210,000	5.250	08/01/2031	228,571
15,000	5.375	08/01/2036	16,974
New York Transportation Development Corp. Special Facility RB Series 2021 (NR\NR)
550,000	3.000	08/01/2031	529,104
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
135,000	3.000	07/01/2044	108,211
Port Authority of New York & New Jersey Consolidated RB Refunding Series 197 (AMT) (Aa3/A+)
685,000	5.000	11/15/2041	752,466
Port Authority of New York & New Jersey Consolidated RB Refunding Series 223 (AMT) (Aa3/A+)
500,000	4.000	07/15/2051	511,291
Port Authority of New York & New Jersey Consolidated RB Series 214 (AMT) (Aa3/A+)
130,000	5.000	09/01/2034	147,397
Port Authority of New York & New Jersey RB Refunding Series 205th (Aa3/A+)
175,000	5.250	05/15/2042	201,913
50,000	5.000	11/15/2042	56,753
Port Authority of New York & New Jersey RB Series Two Hundred and Fourteen (AMT) (Aa3/A+)
225,000	4.000	09/01/2043	232,673
State of New York GO Refunding Bonds Series 2021 B (Aa2/AA+)
300,000	1.250	03/15/2027	277,919
35,000	1.450	03/15/2028	32,170
State of New York GO Taxable Refunding Bonds Series 2019B (AA+/AA+)
485,000	2.260	02/15/2026	475,655
Suffolk Tobacco Asset Securitization Corp. RB Series 2021 B-1 (NR/BBB-)
200,000	4.000	06/01/2050	202,687

			20,396,396

North Carolina – 0.4%
City of Charlotte Airport Special Facilities RB Refunding Series 2021 A (Aa3/NR)
285,000	3.000	07/01/2046	261,233
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (NR/BBB) (PUTABLE)(a)(b)(h)
75,000	1.375	06/16/2025	72,155
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
50,000	4.000	09/01/2041	51,785

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
$75,000	4.000%	03/01/2036	$72,508
100,000	4.000	03/01/2051	89,282
North Carolina Medical Care Commission RB Refunding for EveryAge Obligated Group Series 2021 A (NR/NR)
50,000	4.000	09/01/2041	51,221
North Carolina Turnpike Authority RB Refunding Series 2018 (AGM) (NR/AA)
225,000	5.000	01/01/2035	258,951

			857,135

Ohio – 2.0%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/A-)
50,000	4.000	06/01/2039	52,030
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
1,155,000	5.000	06/01/2055	1,202,005
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(f)
1,800,000	0.000	06/01/2057	267,736
County of Cuyahoga Hospital RB Series 2017 (Baa3\BBB-)
250,000	5.000	02/15/2052	268,390
County Of Franklin Healthcare Facilities Refunding Rb Series 2022 (NR/BBB) (NR/NR)(g)
200,000	4.000	07/01/2040	199,477
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
100,000	5.250	11/15/2040	106,108
County of Franklin RB Series OH 2019A (Aa3\AA-)
225,000	4.000	12/01/2044	233,585
County of Miami Ohio Hospital Facilities Improvement RB Kettering Health Network Series 2019 (A2/A+)
375,000	5.000	08/01/2049	420,786
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa3/BBB-)
20,000	5.000	02/15/2042	21,635
20,000	5.500	02/15/2057	22,201
Cuyahoga Metropolitan Housing Authority RB for Social Bonds Series 2021 (HUD SECT 8) (NR/A+)
150,000	2.000	12/01/2031	137,562
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.750	12/01/2038	158,176
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
175,000	5.000	12/01/2035	186,775
125,000	5.000	12/01/2051	130,075
Ohio Higher Educational Facility Commission RB for University Circle, Inc. Series 2020 (A3/NR)
100,000	5.000	01/15/2045	108,150

Municipal Bonds – (continued)
Ohio – (continued)
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
100,000	5.000	12/01/2042	109,383
100,000	5.000	12/01/2045	108,838
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)(a)(b)
100,000	4.375	06/15/2026	94,875
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(d)
100,000	4.250	12/01/2050	86,454
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)(d)
100,000	6.500	12/01/2030	98,755
Toledo-Lucas County Port Authority Parking System RB Series 2021 (NR/NR)
175,000	4.000	01/01/2038	177,392

			4,190,388

Oklahoma – 0.3%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Baa3/BB+)
35,000	5.000	08/15/2038	37,346
425,000	5.500	08/15/2057	460,543
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (NR/B-)(a)(b)
100,000	5.000	06/01/2025	106,498

			604,387

Oregon – 0.2%
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
175,000	4.000	08/15/2050	180,875
Yamhill County Hospital Authority RB Refunding for Friendsview Manor Obligated Group Series 2021 A (NR/NR)
25,000	1.750	11/15/2026	24,007
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
125,000	5.000	11/15/2051	125,466

			330,348

Pennsylvania – 2.0%
Allegheny County Airport Authority RB Series 2021 A (AMT) (A2/NR)
125,000	4.000	01/01/2039	129,902
100,000	4.000	01/01/2040	103,681
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
100,000	1.730	05/01/2022	99,935
100,000	1.830	05/01/2023	97,995
100,000	2.100	05/01/2024	95,923
75,000	5.000	05/01/2029	83,375
50,000	5.000	05/01/2030	56,143
50,000	5.000	05/01/2031	56,567
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/BB-)
100,000	4.000	11/01/2047	86,956

180	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB+)
$275,000	4.000%		07/01/2046	$282,859
City of Erie Higher Education Building Authority RB for Gannon University Series 2021 (Baa2/BBB+)
100,000	5.000		05/01/2047	111,657
City of Wilkes-Barre Finance Authority University Revenue Refunding Bonds Series 2021 (BBB-/NR)
100,000	4.000		03/01/2042	98,218
Commonwealth of Pennsylvania GO Refunding Series 2021 (Aa3/A+)
750,000	1.625		08/01/2028	685,243
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)(d)
100,000	5.875		10/15/2040	111,228
200,000	6.250		10/15/2053	224,410
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
100,000	5.000		03/01/2040	107,126
Lancaster County Hospital Authority RB Series 2020 (NR\NR)
250,000	5.000		03/01/2050	264,951
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
250,000	4.000		03/01/2038	245,840
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
100,000	4.000		07/01/2033	106,462
55,000	4.000		07/01/2041	57,641
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (A-/A-2/NR)(a)(b)
260,000	1.100		11/02/2026	241,771
Pennsylvania Turnpike Commission RB Series 2018 A (Aa3/NR)
80,000	5.250		12/01/2044	93,528
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (NR/BB+)(d)
140,000	5.000		06/15/2030	151,439
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
95,000	5.000		07/01/2033	103,844
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
100,000	5.000		10/01/2049	101,812
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/BB-)
290,000	5.000		11/01/2040	290,038
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa1/NR)
50,000	5.000		07/01/2030	58,991

				4,147,535

Municipal Bonds – (continued)
Puerto Rico – 7.9%
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR\NR)(d)
250,000	5.000		07/01/2035	278,908
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)(d)
850,000	5.000		07/01/2047	925,755
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (WR/NR)
25,000	4.250		07/01/2025	25,179
130,000	5.125		07/01/2037	131,205
60,000	5.750		07/01/2037	60,646
85,000	5.250		07/01/2042	85,814
Puerto Rico Commonwealth GO Bonds (NR\NR)(a)(c)(j)*
734,631	0.000		11/01/2043	394,864
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)(a)(c)(j)*
148,470	0.000		11/01/2051	71,637
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR\NR)
339,454	5.250		07/01/2023	347,691
75,744	0.000	(f)	07/01/2024	69,116
163,993	5.375		07/01/2025	173,020
162,509	5.625		07/01/2027	177,442
159,871	5.625		07/01/2029	178,288
155,281	5.750		07/01/2031	176,865
189,493	0.000	(f)	07/01/2033	109,433
147,248	4.000		07/01/2033	143,746
132,356	4.000		07/01/2035	127,723
113,596	4.000		07/01/2037	109,071
154,448	4.000		07/01/2041	146,668
235,624	4.000		07/01/2046	221,649
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (WR/NR)
670,000	5.250		07/01/2038	680,273
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (A2/AA)
275,000	5.250		07/01/2036	288,435
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)*
145,000	4.250		07/01/2020	136,844
Puerto Rico Electric Power Authority RB Series 2010 XX-RSA-1 (NR/NR)*
200,000	5.250		07/01/2040	192,000
Puerto Rico Electric Power Authority RB Series 2013 A-RSA-1 (NR/NR)*
150,000	7.000		07/01/2040	149,250
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (A2/AA)
115,000	5.250		07/01/2032	120,219
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (A3/AA)
200,000	5.250		07/01/2034	209,679
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR AGC) (A2/AA)
250,000	5.500		07/01/2029	265,968
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR AGC-ICC) (A2/AA)
435,000	5.500		07/01/2026	463,934

The accompanying notes are an integral part of these financial statements.	181

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (WR/NR)*
$165,000	5.500%	07/01/2026	$99,000
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructed Bonds Series 2019A-2B (NR/NR) (NR/NR)
325,000	4.550	07/01/2040	340,412
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructed Bonds Series A-2 (NR/NR)
70,000	4.329	07/01/2040	72,463
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(f)
16,000	0.000	07/01/2024	14,999
27,000	0.000	07/01/2027	23,105
91,000	0.000	07/01/2029	72,544
525,000	0.000	07/01/2033	358,198
182,000	0.000	07/01/2046	55,618
2,078,000	0.000	07/01/2051	460,029
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
2,706,000	4.329	07/01/2040	2,799,287
15,000	4.536	07/01/2053	15,561
1,025,000	4.784	07/01/2058	1,077,608
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
245,000	4.500	07/01/2034	256,073
37,000	4.550	07/01/2040	38,755
1,775,000	4.750	07/01/2053	1,862,286
2,144,000	5.000	07/01/2058	2,279,500

			16,286,760

South Carolina – 0.6%
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR)(d)
100,000	3.625	11/01/2031	90,990
100,000	3.750	11/01/2036	87,927
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)(d)(g)
100,000	5.125	06/15/2042	99,930
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A3/AA)
75,000	5.000	04/15/2035	87,533
175,000	4.000	04/15/2036	190,579
795,000	3.000	04/15/2049	696,121

			1,253,080

South Dakota – 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
50,000	4.000	08/01/2051	48,488

Tennessee – 0.7%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (Baa1/A-)
275,000	4.000	08/01/2044	286,902

Municipal Bonds – (continued)
Tennessee – (continued)
City of Clarksville RB for Water Sewer & Gas Series 2021 A (Aa2/NR)
400,000	4.000	02/01/2051	426,653
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (A3/NR)
100,000	5.000	07/01/2046	108,216
Tennergy Corp. Gas Supply RB Series 2021A (A1\NR)(a)(b)
550,000	4.000	09/01/2028	583,169

			1,404,940

Texas – 7.3%
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
25,000	5.000	08/15/2025	26,050
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 B (NR/BB)
25,000	2.950	08/15/2022	24,912
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (NR/B)
35,000	5.000	01/01/2023	35,346
Central Texas Regional Mobility Authority RB for Senior Lien Series 2020 E (A3/A-)
600,000	5.000	01/01/2031	694,966
700,000	5.000	01/01/2032	808,772
550,000	5.000	01/01/2035	632,468
Central Texas Regional Mobility Authority RB Series 2021 C (Baa1/BBB+)
360,000	5.000	01/01/2027	389,799
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)(d)
301,000	3.750	09/15/2031	279,315
157,000	4.500	09/15/2031	149,607
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2021 (NR/NR)(d)
50,000	3.375	09/01/2041	43,486
City of Celina Special Assessment RB Series 2022 (NR\NR)(d)
100,000	3.625	09/01/2032	94,824
City of Celina Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(d)
50,000	4.250	09/01/2041	46,743
55,000	4.500	09/01/2050	51,189
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(d)
100,000	3.375	08/15/2030	95,625
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)(d)
100,000	3.375	08/15/2031	94,302
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)(d)(g)
100,000	3.625	09/15/2027	99,511
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)(d)
100,000	2.625	09/01/2026	95,682

182	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Houston Airport System Special Facilities RB Series 2021B-1 (AMT) (NR\NR)
$300,000	4.000%	07/15/2041	$291,535
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(d)
519,000	3.625	09/01/2041	459,380
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)(d)
100,000	3.500	09/01/2041	88,487
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)(d)
100,000	3.875	09/01/2041	89,863
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)(d)
100,000	3.375	09/01/2031	92,938
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Area #1 Project Series 2022 (NR/NR)(d)(g)
200,000	4.125	09/01/2041	200,555
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
500,000	2.500	09/15/2039	404,439
City of Mclendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (NR/AA)
50,000	2.500	09/15/2035	41,967
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(d)
100,000	3.875	09/15/2041	92,493
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2021 (NR/NR)(d)
265,000	2.750	09/01/2031	239,185
City of Plano Collin Creek East Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)(d)
125,000	4.375	09/15/2051	114,133
City of Plano Collin Creek West Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)(d)
125,000	4.000	09/15/2051	114,533
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)(d)(g)
52,000	4.250	09/01/2042	52,252
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(d)
129,000	2.875	09/01/2025	128,066
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
100,000	4.875	09/01/2039	103,740
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)(d)
25,000	3.375	09/01/2041	22,219
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(d)
230,000	2.750	09/01/2025	226,614
100,000	3.750	09/01/2040	91,626
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)(d)
50,000	3.250	09/01/2041	43,616

Municipal Bonds – (continued)
Texas – (continued)
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)(d)
409,000	3.375	09/15/2041	357,804
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(d)
100,000	2.625	09/15/2025	98,024
50,000	3.375	09/15/2030	47,934
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(d)
100,000	3.250	09/15/2030	94,805
City of Santa Fe Special Assessment RB for Mulberry Farms Public Improvement District Series 2022 (NR/NR)(d)(g)
291,000	4.625	09/01/2032	294,857
City of Venus Special Assessment RB for Patriot Estates Public Improvement Project Series 2021 (NR/NR)(d)
234,000	2.625	09/15/2026	223,769
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)(d)
50,000	3.250	09/01/2041	43,375
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
25,000	2.500	10/01/2031	22,152
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)
100,000	3.500	10/01/2031	89,819
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
50,000	4.000	10/01/2041	53,100
50,000	4.000	10/01/2046	52,117
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(d)
100,000	4.500	09/01/2041	91,459
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(d)
100,000	5.000	08/15/2044	96,090
Edinburg Economic Development Corp. Sales Tax RB Series 2021 A (NR/NR)
75,000	3.125	08/15/2036	66,218
70,000	3.250	08/15/2041	59,497
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Series 2019 A (A1/AA-)
175,000	5.000	05/15/2030	203,360
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (NR/B)
200,000	5.000	07/15/2028	218,769
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (NR/NR)
100,000	5.000	07/15/2027	108,859
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (AMT) (NR/NR)
150,000	5.000	07/15/2027	163,288
Houston Airport System Subordinate Lien RB Series 2020 A (AMT) (A1/A)
540,000	4.000	07/01/2047	555,266

The accompanying notes are an integral part of these financial statements.	183

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
$320,000	2.250%	09/01/2030	$278,577
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (NR/A)
35,000	5.000	05/15/2030	40,771
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (NR/BB-)(d)
100,000	4.625	10/01/2031	105,100
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
100,000	5.250	02/15/2030	101,569
New Home Independent School District GO Bonds Series 2021 (PSF-GTD) (Aaa/NR)
100,000	3.000	02/15/2051	88,900
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (BB+/NR)(d)
75,000	4.000	08/15/2036	74,753
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR\NR)
100,000	4.000	11/01/2055	99,631
North Parkway Municipal Management Contract RB for Legacy Hills Public Improvement Project Series 2021 (NR/NR)(d)
200,000	3.000	09/15/2026	196,073
300,000	3.625	09/15/2031	289,611
North Texas Tollway Authority RB for Second Tier Series 2021 B (A2/A)
50,000	4.000	01/01/2040	53,513
50,000	4.000	01/01/2041	53,436
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A1/A+)
345,000	5.000	01/01/2037	386,112
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)(d)
100,000	1.875	01/01/2026	95,360
150,000	2.500	01/01/2030	137,118
175,000	3.000	01/01/2050	133,633
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)(d)
500,000	4.100	01/01/2028	454,325
Texas Municipal Gas Acquisition & Supply Corp. III RB Refunding Series 2021 (A3/BBB+)
535,000	5.000	12/15/2032	607,559
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (Baa3/NR)
200,000	5.000	12/31/2055	211,811
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (Baa3/NR)
600,000	5.000	06/30/2058	658,288
Town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)(d)
820,000	2.625	09/01/2026	779,452

Municipal Bonds – (continued)
Texas – (continued)
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR)(d)
281,000	2.875	09/01/2031	247,872
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
100,000	3.000	09/01/2034	93,691
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
50,000	2.875	12/01/2030	46,058
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (NR/NR)
285,000	2.000	08/15/2028	266,968

			15,000,981

Utah – 1.2%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)(d)
500,000	3.500	03/01/2036	449,923
Mida Mountain Village Public Infrastructure District Special Assessment for Mountain Village Assessment Area No. 2 Series 2021 (NR/NR)(d)
225,000	4.000	08/01/2050	192,707
Salt Lake City International Airport RB Series 2021A (AMT’) (A/NR)
1,500,000	4.000	07/01/2051	1,536,116
Salt Lake City RB for International Airport Series 2021 A (AMT) (A2/A)
250,000	4.000	07/01/2040	260,253
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR\BB)(d)
100,000	4.000	07/15/2037	93,044

			2,532,043

Virginia – 0.6%
Farms New Kent Community Development Authority Special Assessment Bond Series 2021 A (NR/NR)(d)
100,000	3.750	03/01/2036	95,568
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)(f)
300,000	0.000	06/01/2047	75,698
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB-)
25,000	4.000	06/01/2036	25,658
Virginia Housing Development Authority RB Series 2019 E (Aa1/AA+)
250,000	3.100	12/01/2045	233,752
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (Baa3/NR)
50,000	5.000	12/31/2049	55,519
200,000	5.000	12/31/2056	221,061
Virginia Small Business Financing Authority Senior Lien Revenue and Refunding Bonds Series 2022 (AMT) (Baa1\NR)
125,000	5.000	12/31/2047	139,290

184	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (AMT) (NR\BBB-)
$300,000	4.000%	01/01/2048	$303,993

			1,150,539

Washington – 1.1%
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (AMT) (NR/BB)
1,000,000	5.000	04/01/2030	1,021,804
Port of Seattle Intermediate Lien RB Series 2019 (AMT) (A1/A+)
200,000	5.000	04/01/2038	225,279
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2021C (A1\A+)
700,000	4.000	08/01/2041	730,677
Port of Seattle WA RB Series 2018 (A+/A1)
220,000	5.000	05/01/2043	240,357
Washington State Convention Center Public Facilities District Lodging Tax RB Series 2018 (BAM-TCRS) (Baa3/AA)
120,000	4.000	07/01/2058	123,349

			2,341,466

West Virginia – 0.4%
Monongalia County Commission Excise Tax District RB Refunding Series 2021 A (NR/NR)(d)
100,000	4.125	06/01/2043	101,099
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B2/B)(a)(b)
100,000	4.125	07/01/2025	101,983
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-) (PUTABLE)(a)(b)(h)
500,000	3.000	06/18/2027	500,426
West Virginia GO Bonds Bid Group 2 Series 2019 A (Aa2/AA-)
100,000	5.000	12/01/2043	116,692

			820,200

Wisconsin – 1.4%
Public Finance Authority Charter School RB Series 2021A (NR/NR)(d)
510,000	5.000	06/15/2041	474,241
Public Finance Authority Education RB Series 2022 (NR\NR)(d)
100,000	5.000	01/01/2042	102,003
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (Baa3/BBB)
190,000	4.300	11/01/2030	199,330
Public Finance Authority RB for Appalachian Regional Healthcare System Obligated Group Series 2021 A (NR/BBB)
25,000	5.000	07/01/2038	28,420
25,000	5.000	07/01/2041	28,211
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba1/NR)(d)
50,000	5.000	12/01/2045	52,118
Public Finance Authority RB for High Desert Montessori Charter School Series 2021 A (NR/NR)(d)
100,000	5.000	06/01/2061	99,652

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(d)
100,000	4.000	03/01/2030	102,117
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)(d)
250,000	5.625	06/01/2050	230,139
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)(d)
290,000	6.500	06/01/2045	268,445
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB+)(d)
100,000	6.000	07/01/2031	95,009
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (NR/BB)(d)
100,000	5.000	04/01/2040	107,065
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB+)(d)
150,000	4.500	07/01/2048	145,273
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)(d)
25,000	6.125	10/01/2049	26,136
Public Finance Authority Student Housing RB Series 2021A-1 (NR/NR)(d)
50,000	4.000	07/01/2041	50,228
150,000	4.000	07/01/2051	146,202
University of Wisconsin Hospitals and Clinics Authority RB Series 2021B (Aa3\AA-)
235,000	4.000	04/01/2051	248,123
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
50,000	3.000	12/01/2031	45,686
75,000	4.000	12/01/2041	72,127
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3\AA)(b)(e)
(SIFMA Municipal Swap Index Yield + 0.18%)
175,000	0.650	07/01/2026	175,000
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022A (NR/(P)BBB-)(g)
200,000	5.000	02/01/2042	213,673

			2,909,198

TOTAL MUNICIPAL BONDS
(Cost $207,004,828)			$195,189,808

Corporate Bonds – 0.9%
Real Estate – 0.9%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)(i)
$100,000	9.750%	12/01/39	$100,696
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)(d)(i)
100,000	9.750	12/01/39	100,696
Benloch Ranch Improvement Association No. 2 (NR/NR)(d)(i)
700,000	10.000	12/01/51	679,791

The accompanying notes are an integral part of these financial statements.	185

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Real Estate – (continued)
Brixton Park Improvement Association No. 1 Series (NR/NR)(d)(i)
$1,000,000	6.875%	12/01/51	$937,560

			1,818,743

TOTAL CORPORATE BONDS
(Cost $1,868,006)			$1,818,743

TOTAL INVESTMENTS – 96.1%
(Cost $208,872,834)			$197,008,551

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%			7,905,959

NET ASSETS – 100.0%			$204,914,510

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2022. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(c)	Zero coupon bond until next reset date.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	When-issued security.

(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rates disclosed is that which is in effect on March 31, 2022.

(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(j)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	—Asset-Backed Security
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—American General Contractors-Interstate Commerce Commission
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax (subject to)
BAM	—Build America Mutual Assurance Co.
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
GO	—General Obligation
HUD SECT 8	—Hud Section 8
IDA	—Industrial Development Agency
LIBOR	—London Interbank Offered Rates
LT	—Limited Tax
NR	—Not Rated
PSF-GTD	—Guaranteed by Permanent School Fund
RB	—Revenue Bond
RMKT	—Remarketed
SD CRED PROG	—School District Credit Program
SIFMA	—Securities Industry and Financial Markets Association
SONYMA	—State of New York Mortgage Agency
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
TCRS	—Transferable Custody Receipts
USD	—United States Dollar
UT	—Unlimited Tax
WR	—Withdrawn Rating

186	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10 Year Ultra Note	(82)	06/21/22	$(11,466,065)	$356,347
U.S. Treasury Ultra Bond	(29)	06/21/22	(5,332,251)	195,625

Total Futures Contracts				$551,972

The accompanying notes are an integral part of these financial statements.	187

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 98.7%
Alabama – 1.0%
Alabama Public School & College Authority RB Refunding for Capital Improvement Series 2015 A (Aa1/AA)
$3,385,000	5.000%	05/01/2023	$3,504,551
Black Belt Energy Gas District RB Project 4 Series 2019 A-1 (A1/NR)(a)(b)
44,135,000	4.000	12/01/2025	45,940,726
Black Belt Energy Gas District RB Series 2017 A (Aa2/NR)(a)(b)
1,000,000	4.000	07/01/2022	1,006,715
Chatom Industrial Development Board RB Refunding for PowerSouth Energy Cooperative Series 2020 (AGM) (A2/AA)
190,000	5.000	08/01/2022	191,998
225,000	5.000	08/01/2023	233,516
485,000	5.000	08/01/2024	516,342
City of Pell Special Care Facilities Financing Authority RB Series 2021A (A/NR)
1,425,000	5.000	12/01/2023	1,493,510
1,570,000	5.000	12/01/2025	1,718,395
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
85,000	4.000	10/01/2022	86,059
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(c)
225,000	2.000	10/01/2024	222,733
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(c)
675,000	2.000	10/01/2024	668,198
Industrial Development Board City of Selma Gulf Opportunity Zone Revenue Refunding Bonds Series 2020A (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(c)
6,500,000	1.375	06/16/2025	6,253,447
Industrial Development Board City of Selma International Paper Company Project Gulf Opportunity Zone Revenue Refunding Bonds Series 2019A (BBB/NR) (PUTABLE)(a)(b)(c)
1,875,000	2.000	10/01/2024	1,856,106
Industrial Development Board of the City of Mobile Alabama RB for Alabama Power Co. Series 2007 A (A1/A-) (PUTABLE)(a)(b)(c)
3,335,000	1.000	06/26/2025	3,182,166
Jacksonville State University RB Refunding Series 2020 (A2/A-)
475,000	3.000	12/01/2022	479,458
315,000	3.000	12/01/2023	318,535
275,000	4.000	12/01/2024	287,081
375,000	4.000	12/01/2025	396,547
550,000	4.000	12/01/2026	588,405
Jefferson County RB Refunding Warrants Series 2017 (NR/AA)
1,225,000	5.000	09/15/2022	1,246,034
2,000,000	5.000	09/15/2023	2,093,355
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (A2/AA)
6,780,000	5.500	10/01/2053	7,267,274

Municipal Bonds – (continued)
Alabama – (continued)
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
1,745,000	5.000	10/01/2022	1,776,474
3,825,000	6.500	10/01/2053	4,258,847
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A1/NR)(b)(d)
(1M USD LIBOR + 0.85%)
25,105,000	1.155	06/01/2024	25,097,403
Troy University Facilities RB Series 2019-A (BAM) (AA/NR)
850,000	4.000	11/01/2022	862,905

			111,546,780

Alaska – 0.3%
Alaska Municipal Bond Bank Authority RB Refunding Series 2020 ONE (A1/A+)
640,000	5.000	12/01/2022	655,249
1,240,000	5.000	12/01/2023	1,304,404
1,775,000	5.000	12/01/2024	1,913,277
1,500,000	5.000	12/01/2025	1,655,104
Borough of North Slope GO Bonds for General Purpose Series 2019 A (Aa2/AA)
6,775,000	5.000	06/30/2022	6,839,365
10,225,000	5.000	06/30/2023	10,630,953
Borough of North Slope GO Bonds for Schools Series 2019 B (Aa2/AA)
990,000	5.000	06/30/2023	1,029,305
Borough of North Slope GO Bonds Series 2020 A (Aa2/AA)
300,000	5.000	06/30/2022	302,850
1,750,000	5.000	06/30/2023	1,819,479
3,275,000	5.000	06/30/2024	3,491,239
Municipality of Anchorage AK GO Bonds Series 2018 (AA+/NR)
5,025,000	4.000	09/01/2022	5,083,562
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 A-1 (NR/A)
750,000	5.000	06/01/2024	787,380
1,000,000	5.000	06/01/2025	1,069,521
1,100,000	5.000	06/01/2026	1,196,456

			37,778,144

Arizona – 1.3%
Arizona Department of Transportation State Highway RB Series 2013 A (Aa2/AA+)(b)
14,290,000	5.000	07/01/2022	14,426,988
Arizona Department of Transportation State Highway Taxable RB Refunding Series 2020 (Aa1/AA+)
9,000,000	1.958	07/01/2024	8,884,052
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)(d)
(3M USD LIBOR + 0.81%)
63,860,000	1.458	01/01/2037	61,448,678
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (NR/A)
250,000	5.000	11/01/2022	255,193

188	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (NR/A) – (continued)
$755,000	5.000%	11/01/2023	$791,220
1,055,000	5.000	11/01/2024	1,124,959
340,000	5.000	11/01/2025	370,009
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC+)
600,000	5.000	01/01/2023	591,492
575,000	5.000	01/01/2024	556,567
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC+)
505,000	5.000	01/01/2023	496,067
560,000	5.000	01/01/2024	537,645
City of Chandler IDA Industrial Development RB Series 2019 (A+/NR)(a)(b)
20,365,000	5.000	06/03/2024	21,538,690
City of Phoenix Civic Improvement Corporation Junior Lien Airport Revenue Refunding Bonds Series 2015B (NON-AMT) (A1\A)
1,740,000	5.000	07/01/2034	1,886,655
City of Phoenix Civic Improvement Corporation RB Taxable Refunding for Rental Car Facility Charge Series 2019 B (A3/BBB+)
2,050,000	2.226	07/01/2023	2,042,121
County of Pinal IDA Correctional Facility Contract Refunding Bonds Series 2020A (BBB/NR)
3,900,000	2.000	10/01/2024	3,802,857
1,540,000	2.000	10/01/2025	1,480,631
Glendale City GO Refunding Bonds Series 2015 (AGM) (A1/AA)
1,665,000	5.000	07/01/2022	1,681,167
Maricopa County Community College District GO Refunding Bonds Series 2016 (Aaa/AAA)
16,400,000	5.000	07/01/2023	17,077,358
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
125,000	4.000	07/01/2023	127,948
135,000	4.000	07/01/2024	139,624
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2003 A (Baa2/BBB) (PUTABLE)(a)(b)(c)
3,750,000	1.050	06/01/2022	3,746,246
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2010 A (Baa2/BBB) (PUTABLE)(a)(b)(c)
3,750,000	0.875	10/01/2026	3,453,675
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2010 B (Baa2/BBB) (PUTABLE)(a)(b)(c)
1,790,000	0.875	10/01/2026	1,648,554

			148,108,396

Municipal Bonds – (continued)
Arkansas – 0.0%
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (NR/BBB+)
275,000	5.000	08/01/2022	278,236
235,000	5.000	08/01/2023	244,083
400,000	5.000	08/01/2024	424,724
Fort Smith School District No. 100 GO Bonds for Arkansas Construction Series 2018 A (ETM) (ST AID WITHHLDG) (Aa2/NR)
1,510,000	3.000	02/01/2023	1,528,058

			2,475,101

California – 9.5%
Atwater Wastewater RB Refunding Series 2017 A (AGM) (NR/AA)
335,000	5.000	05/01/2022	336,001
300,000	5.000	05/01/2023	310,106
265,000	5.000	05/01/2024	280,138
Bay Area Toll Authority RB Refunding for San Francisco Bay Area Series 2021 C (Aa3/AA)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.45%)
7,000,000	0.920	04/01/2026	7,031,375
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (Aa3/WR/AA)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.90%)
10,000,000	1.370	05/01/2023	10,031,255
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (Aa3/AA)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.90%)
7,000,000	1.370	05/01/2023	7,021,879
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (NR/AA)(b)(d)
(SIFMA Municipal Swap Index Yield + 1.25%)
15,000,000	1.720	04/01/2027	15,488,981
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 F-1 (Aa3/AA)(b)
18,000,000	5.000	04/01/2027	20,541,553
Bay Area Toll Authority Toll Bridge Authority RB Refunding for San Francisco Bay Area Series 2017 B (Aa3/AA)(a)(b)
2,500,000	2.850	04/01/2025	2,539,454
Bay Area Toll Authority Toll Bridge Authority RB Refunding for San Francisco Bay Area Series 2018 A (Aa3/AA)(a)(b)
5,000,000	2.625	04/01/2026	5,058,396
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (NR/BB)
1,000,000	5.000	05/01/2023	1,026,658
535,000	5.000	05/01/2024	560,100
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/A)
5,000	1.100	06/01/2030	4,719

The accompanying notes are an integral part of these financial statements.	189

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/A)
$425,000	5.000%	06/01/2024	$447,746
450,000	5.000	06/01/2026	491,950
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/A)
50,000	1.375	06/01/2030	48,890
California County Tobacco Securitization Agency RB Refunding Senior Series 2020 A (NR/A)
400,000	4.000	06/01/2022	401,393
400,000	4.000	06/01/2023	408,176
750,000	5.000	06/01/2024	789,522
700,000	5.000	06/01/2025	750,996
150,000	1.750	06/01/2030	147,523
California Earthquake Authority Taxable RB Series 2020 B (NR/NR)
7,500,000	1.477	07/01/2023	7,431,051
California Health Facilities Financing Authority Kaiser Pemanente RB Series 2017A 2017D (AA-/AA-) (PUTABLE)(a)(b)(c)
7,695,000	5.000	11/01/2022	7,850,363
California Health Facilities Financing Authority RB for City of Hope Obligated Group Series (A1/A+)
1,140,000	5.000	11/15/2034	1,218,113
California Health Facilities Financing Authority RB for Providence St. Joseph Health Series 2019C (Aa3\AA-)(a)(b)
17,195,000	5.000	10/01/2025	18,843,999
California Health Facilities Financing Authority RB for Providence St. Joseph Health Series 2019C (STATE AND LOCAL GOVT SERIES) (NR\NR)(a)(b)
15,275,000	5.000	10/01/2025	16,745,272
California Health Facilities Financing Authority RB for Sutter Health Series 2016A (STATE AND LOCAL GOVT SERIES) (A1\A)(b)
15,305,000	5.000	11/15/2025	16,904,523
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital Series 2022 A (A1/A+)(e)
550,000	5.000	05/15/2023	566,823
1,200,000	5.000	05/15/2024	1,263,254
795,000	5.000	05/15/2026	871,735
285,000	5.000	05/15/2027	317,797
California Health Facilities Financing Authority Refunding RB for Sutter Health Series 2015A (A1/A)(b)
8,810,000	5.000	08/15/2025	9,656,639
California Health Facilities Financing Authority RG Refunding for Cedars-Sinai Medical Center Obligated Group Series 2015 (Aa3/NR)
2,590,000	5.000	11/15/2024	2,791,427

Municipal Bonds – (continued)
California – (continued)
California Infrastructure & Economic Development Bank RB Refunding for California Academy of Sciences Series 2018 B (A2/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.35%)
32,000,000	0.820	08/01/2024	31,893,990
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (A3/NR)(a)(b)
20,000,000	1.200	06/01/2028	17,894,458
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 B (A3/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.70%)
5,000,000	1.170	06/01/2026	5,002,304
California Infrastructure & Economic Development Bank RB Series 2021B 2021B-2 (AAA/NR)(a)(b)
3,250,000	3.000	10/01/2026	3,365,198
California Municipal Finance Authority RB for Waste Management, Inc. Series 2009 A (NR/A-/A-2) (PUTABLE)(a)(b)(c)(f)
1,800,000	1.300	02/03/2025	1,741,310
California Municipal Finance Authority RB for Waste Management, Inc. Series 2017 A (AMT) (NR/A-/A-2) (PUTABLE)(a)(b)(c)
17,860,000	0.700	12/01/2023	17,440,247
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
250,000	5.000	10/01/2022	254,434
225,000	5.000	10/01/2023	234,936
275,000	5.000	10/01/2024	292,773
275,000	5.000	10/01/2025	298,761
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (NR/NR)
860,000	5.000	12/31/2023	900,935
685,000	5.000	06/30/2024	720,054
800,000	5.000	12/31/2024	849,112
1,000,000	5.000	06/30/2025	1,069,661
1,790,000	5.000	12/31/2025	1,931,948
1,385,000	5.000	06/30/2026	1,504,488
2,570,000	5.000	12/31/2026	2,813,335
2,005,000	5.000	06/30/2027	2,204,852
3,005,000	5.000	12/31/2027	3,324,261
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (Baa3/NR)
100,000	4.000	06/01/2022	100,347
California Pollution Control Financing Authority RB for American Water Capital Corp. Project Series 2020 (Baa1/A) (PUTABLE)(a)(b)(c)
2,490,000	0.600	09/01/2023	2,436,100
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)(f)
3,500,000	5.000	11/21/2045	3,561,161

190	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Public Finance Authority RB Refunding for Henry Mayo Newhall Hospital Obligated Group Series 2021 A (NR/BBB-)
$240,000	4.000%	10/15/2022	$243,059
290,000	4.000	10/15/2023	298,248
380,000	4.000	10/15/2024	395,998
390,000	4.000	10/15/2025	411,860
415,000	4.000	10/15/2026	443,718
California State Public Works Board RB Refunding Series 2021 A (Aa3/A+)
11,800,000	5.000	02/01/2026	13,034,283
12,500,000	5.000	02/01/2027	14,103,174
California State University RB Refunding Series 2016 B-2 (Aa2/AA-)(a)(b)
12,100,000	0.550	11/01/2026	11,091,097
California State Various Purpose GO Bonds Series 2014 (Aa2/AA-)
6,850,000	5.000	05/01/2044	7,249,919
California State Various Purpose GO Bonds Series 2020 (Aa2/AA-)
5,565,000	5.000	11/01/2025	6,146,673
California State Various Purpose GO Refunding Bonds Series 2020 (Aa2/AA-)
2,015,000	3.000	11/01/2025	2,087,135
7,025,000	5.000	11/01/2025	7,759,278
14,275,000	4.000	11/01/2026	15,515,977
2,755,000	5.000	11/01/2026	3,114,364
California Statewide Communities Development Authority RB for Methodist Hospital of Southern California Obligated Group Series 2018 (NR/BBB+)
500,000	5.000	01/01/2023	512,284
California Statewide Community Development Authority Pollution Control Refunding RB 2006 Series B (NON-AMT) (A-/BBB+)
8,500,000	1.450	04/01/2028	7,702,378
Chabot Las Positas Community College District 2021 GO Refunding Bonds (Aa2\AA)
1,490,000	0.880	08/01/2025	1,398,054
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
205,000	3.000	09/01/2022	205,894
210,000	3.000	09/01/2023	211,387
215,000	3.000	09/01/2024	216,240
225,000	4.000	09/01/2025	234,591
Chula Vista Elementary School District GO Bonds Anticipation Notes Series 2019 (NR/AA-)(g)
2,515,000	0.000	08/01/2023	2,453,843
City 0f Pittsburg Los Medanos Community Development Project Subordinate Tax Allocation Refunding Bonds 2016 Series A (AGM) (AA/BBB+)
2,950,000	5.000	09/01/2025	3,208,373
City of Los Angeles International Airport Senior RB 2013 Series A (AMT) (AA/AA)
2,305,000	5.000	05/15/2031	2,373,493
City of Montebello RB Series 2020 (AGM) (NR/AA)
1,000,000	2.403	06/01/2024	981,667
1,000,000	2.503	06/01/2025	971,711

Municipal Bonds – (continued)
California – (continued)
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
170,000	4.000%	09/01/2024	175,598
250,000	4.000	09/01/2026	262,956
City of San Francisco International Airport Second Series Revenue Refunding Bonds Series 2012A (AMT) (A/A+)(b)
10,000,000	5.000	05/02/2022	10,030,353
City of San Francisco International Airport Second Series Revenue Refunding Bonds Series 2019H (AMT) (A/A+)
24,000,000	5.000	05/01/2025	25,815,967
City of San Francisco Public Utilities Commission Water RB 2015 Series A (AA-/NR)
1,345,000	5.000	11/01/2025	1,468,076
City of San Francisco Public Utilities Commission Water RB 2015 Series A (Aa2\AA-)
2,135,000	5.000	11/01/2024	2,301,590
City of San Jose Financing Authority Taxable Lease RB Series 2020A (AA/AA)
990,000	0.642	06/01/2023	973,868
725,000	0.844	06/01/2024	697,131
735,000	0.994	06/01/2025	694,168
City of San Jose Taxable GO Bonds Series 2019B
19,245,000	2.500	09/01/2026	19,032,884
Coachella Valley Water District Drinking Water System Revenue Notes Series 2022A (NR\AA+)
12,015,000	1.375	06/01/2025	11,631,891
Coast Community College District 2012 GO Bonds Series 2017D (STATE AND LOCAL GOVT SERIES) (Aa1\AA+)(b)
9,295,000	5.000	08/01/2027	10,661,563
Foothill-De Anza Community College District GO Bonds Series 2000 A (NATL) (Aaa/AAA) (g)
3,590,000	0.000	08/01/2023	3,507,765
Fremont Unified School District 2014 GO Bonds Series A (US TREASURY OBLIGATIONS) (Aa2\AA-)(b)
10,000,000	4.000	08/01/2024	10,478,730
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (NR/NR)
6,025,000	5.000	06/01/2022	6,064,029
6,000,000	5.000	06/01/2023	6,227,974
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)(b)
8,425,000	3.500	06/01/2022	8,459,519
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (US TREASURY OBLIGATIONS) (Aa3\AA)(b)
1,150,000	5.000	06/01/2025	1,256,030
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (US TREASURY OBLIGATIONS) (NR\A+)(b)
10,135,000	5.000	06/01/2025	11,053,174
Golden State Tobacco Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (BBB+/NR)
15,000,000	1.850	06/01/2031	14,909,787

The accompanying notes are an integral part of these financial statements.	191

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (NR/AA)(f)
$450,000	4.000%	06/01/2023	$459,192
555,000	4.000	06/01/2027	589,895
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds Series 2019 (NR/A-)
3,255,000	3.678	06/01/2038	3,221,961
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,765,000	5.000	09/01/2022	1,790,105
1,135,000	5.000	09/01/2023	1,180,601
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
600,000	4.000	09/01/2023	614,308
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/2023	532,400
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
255,000	3.000	09/01/2022	256,122
415,000	4.000	09/01/2023	424,896
Kern Community College District Facilities Improvement District No. 1 GO Bonds Series 2020 (MIG1/SP-1+)(g)
5,190,000	0.000	08/01/2023	5,016,433
Los Angeles Community College 2008 GO Bonds Series G (US TREASURY OBLIGATIONS) (Aaa\AA+)(b)
1,630,000	4.000	08/01/2024	1,708,033
Los Angeles Community College District GO Bonds Series 2013 F (Aaa/AA+)(b)
8,985,000	4.000	08/01/2023	9,258,455
Los Angeles Community College District GO Refunding Bonds Series 2015 A (Aaa/AA+)(b)
5,240,000	5.000	08/01/2024	5,609,480
Los Angeles Department of Airports RB Series 2015 D (AMT) (Aa2/AA)
1,425,000	5.000	05/15/2030	1,528,301
Los Angeles Unified School District GO Bonds for Qualified School Construction Series 2010 J-2 (Aa3/A+)
27,900,000	5.720	05/01/2027	31,262,500
Los Angeles Unified School District GO Refunding Bonds 2014 C (Aa3/A+)
4,520,000	5.000	07/01/2027	4,817,778
Modesto Financing Authority Domestic Project RB 2007F (NATL) (AA-/AA-)(d)
(3M USD LIBOR + 0.63%)
7,000,000	0.980	09/01/2037	6,914,160
Mountain View Whisman School District 2012 GO Bonds Series B (US TREASURY STRIPS/ US TREASUR) (Aaa/ AA+)(b)
12,000,000	4.000	09/01/2026	13,021,790
Newark Unified School District GO Bonds 2011 Series B (US GOVT SECURITIES) (NR/AA-)(b)
6,000,000	5.000	08/01/2024	6,408,904

Municipal Bonds – (continued)
California – (continued)
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (A1/BBB+)(d)
(3M USD LIBOR + 0.72%)
9,120,000	1.368%	07/01/2027	9,075,277
Northern California Tobacco Securitization Settlement Asset Backed Refunding Bonds Series 2021 (A/NR)
150,000	0.450	06/01/2030	149,737
Ohlone Community College District Election of 2010 GO Bonds Series B (Aa1/AA+)(b)
29,150,000	4.000	08/01/2024	30,511,532
Orange County Transportation Authority Bond Anticipation Notes Series 2021 (Aa3\AA)
14,000,000	5.000	10/15/2024	15,071,486
Pasadena Unified School District GO Bonds Series B (NR/NR)
3,770,000	1.000	08/01/2024	3,653,193
Port of Los Angeles RB Refunding Series 2019 A (AMT) (Aa2/AA)
10,100,000	5.000	08/01/2024	10,740,833
Port of Oakland California Intermediate Lien Refunding RB 2021 Series H (AMT) (A/A)
3,000,000	5.000	05/01/2025	3,240,886
Port of Oakland California Senior Lien Refunding RB 2020 Series R (A+/A+)
1,065,000	1.081	05/01/2024	1,028,111
905,000	1.181	05/01/2025	857,160
1,460,000	1.517	05/01/2026	1,373,138
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
380,000	4.000	09/01/2022	383,443
Riverside County Public Financing Authority Lease RB Series 2015 (US TREASURY OBLIGATIONS) (NR\AA-)(b)
6,500,000	5.250	11/01/2025	7,228,101
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
180,000	4.000	09/01/2022	181,535
195,000	4.000	09/01/2024	201,098
205,000	4.000	09/01/2025	213,467
210,000	4.000	09/01/2026	220,259
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
800,000	5.000	09/01/2022	810,388
1,835,000	5.000	09/01/2023	1,901,191
Sacramento City Financing Authority RB Series 2007B (NATL) (AA-/WD)(d)
(3M USD LIBOR + 0.57%)
10,000,000	0.920	06/01/2039	9,366,605
Sacramento City Unified School District 2021 GO Refunding Bonds (BBB/BBB+)
26,940,000	4.000	07/01/2029	27,097,179
Sacramento County Sanitation Districts Financing Authority Federally Taxable RB Series 2020B (AA/AA-)
9,305,000	1.042	12/01/2025	8,735,264

192	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Sacramento Municipal Utility District Subordinated Electric RB 2019 Series A (AA-/AA)(a)(b)
$22,130,000	5.000%	10/17/2023	$22,867,993
Sacramento Municipal Utility District Subordinated Electric RB 2019 Series B (NR\AA-)(a)(b)
5,250,000	5.000	10/15/2025	5,663,785
San Diego Community College District 2016 GO Refunding Bonds (US TREASURY OBLIGATIONS) (Aaa\AAA)(b)
7,500,000	4.000	08/01/2026	8,128,346
20,000,000	5.000	08/01/2026	22,500,780
San Diego Community College District GO Bonds Series 2013 (AAA/NR)(b)(h)
42,620,000	0.000	08/01/2023	23,846,580
San Diego County Regional Airport Authority Senior RB Series 2013B (AMT) (A1/A)(b)
7,000,000	5.000	07/01/2023	7,265,329
San Diego County Regional Airport Subordinate RB Series 2021B (AMT) (NR/A+)
2,000,000	5.000	07/01/2026	2,187,729
San Diego County Water Authority Water Revenue Refunding Bonds Series 2015A (Aa2\AAA)
1,175,000	5.000	05/01/2024	1,251,011
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2012 A (AMT) (A1/A)(b)
6,900,000	5.000	05/02/2022	6,920,944
San Gorgonio Memorial Healthcare District 2020 GO Refunding Bonds (NR/NR)
360,000	4.000	08/01/2022	361,813
385,000	4.000	08/01/2023	388,419
855,000	4.000	08/01/2024	864,340
930,000	4.000	08/01/2025	941,250
1,020,000	3.000	08/01/2026	993,696
San Mateo City Public Financing Authority 2021 Wastewater Revenue Notes Series A (AA/NR)
13,250,000	5.000	08/01/2025	14,535,934
San Mateo City Public Financing Authority 2021 Wastewater Revenue Notes Series B (AA-/NR)
33,305,000	5.000	08/01/2025	36,503,482
San Mateo County Community College District 2021 GO Refunding Bonds (Aaa\AAA)
8,955,000	1.108	09/01/2026	8,410,078
Santa Monica Community College District GO Bonds 2014 Series B (US TREASURY OBLIGATIONS) (Aa2\AA+)(b)
31,715,000	4.000	08/01/2024	33,196,338
Sequoia Union High School District 2020 GO Refunding Bonds (NR/NR)
160,000	1.600	07/01/2023	159,002
Sierra View Local Health Care District RB Refunding for Tulare County Series 2020 (NR/NR)
230,000	4.000	07/01/2022	231,455
260,000	4.000	07/01/2023	266,228
240,000	4.000	07/01/2024	249,074
300,000	4.000	07/01/2025	315,677
320,000	4.000	07/01/2026	340,988

Municipal Bonds – (continued)
California – (continued)
Southern California Metropolitan Water District Subordinate Water Revenue Refunding Bonds 2019 Series A (NR\AA+)
1,000,000	5.000%	07/01/2024	1,069,068
Southern California Tobacco Securitization Settlement Asset Backed Refunding Bonds Series 2019 (A/NR)
2,000,000	5.000	06/01/2022	2,010,045
1,750,000	5.000	06/01/2024	1,842,246
Southwestern Community College District GO Bonds Series D (AA-/NR)(b)
5,000,000	5.000	08/01/2025	5,492,036
State of California GO Bonds (Aa2\AA-)
30,000,000	4.000	10/01/2023	31,020,612
17,340,000	4.000	10/01/2024	18,219,629
State of California GO Bonds for General Obligation High Speed Train Series 2017 A (Aa2/AA-)
12,400,000	2.367	04/01/2022	12,400,000
State of California GO Unlimited Various Purpose Bonds Series 2019 A (Aa2/AA-)
29,705,000	2.350	04/01/2022	29,705,000
State of California Public Works Board Lease RB 2013 Series I (Aa3/A+)
1,825,000	5.000	11/01/2025	1,911,387
State of California Various Purpose GO Bonds for Bid Group A Series 2018 (Aa2/AA-)
52,000,000	5.000	10/01/2022	52,984,526
State of California Various Purpose GO Refunding Bonds (Aa2\AA-)
8,500,000	5.000	09/01/2026	9,573,266
Torrance Joint Powers Financing Authority Lease RB Series 2020 (AA/NR)
500,000	1.289	10/01/2022	500,081
750,000	1.427	10/01/2023	740,867
3,325,000	1.604	10/01/2024	3,237,366
5,000,000	1.804	10/01/2025	4,816,453
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
1,200,000	5.000	10/01/2026	1,344,726
University of California Regents General RB 2013 Series AI (AA/AA)
10,000,000	5.000	05/15/2038	10,354,425
University of California Regents General RB 2020 Series BF (AA/AA)
500,000	0.628	05/15/2023	492,724
Washington Township Healthcare District Revenue Refunding Bonds 2020 Series A (NR/NR)
200,000	5.000	07/01/2022	201,804
175,000	5.000	07/01/2023	181,589
200,000	5.000	07/01/2024	212,360
225,000	5.000	07/01/2025	244,478
250,000	5.000	07/01/2026	277,496
Yosemite Community College District 2015 GO Refunding Bonds (US TREASURY OBLIGATIONS) (Aa2\AA-)(b)
645,000	5.000	08/01/2025	706,289

			1,120,664,164

The accompanying notes are an integral part of these financial statements.	193

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – 2.1%
City of Aurora COPS Refunding Series 2019 (Aa1/AA)
$375,000	5.000%	12/01/2022	$383,986
285,000	5.000	12/01/2023	299,467
875,000	5.000	12/01/2024	942,456
City of Colorado Springs Utilities System RB Refunding Series 2018 A-1 (Aa2/AA+)
1,520,000	5.000	11/15/2024	1,639,020
1,000,000	5.000	11/15/2025	1,105,562
City of Denver Department of Aviation Airport System RB Series 2019D (A+/AA-)(a)(b)
8,345,000	5.000	11/15/2022	8,526,604
Colorado Bridge Enterprise Senior RB Series 2017 (AMT) (NR/A-)
1,580,000	4.000	06/30/2025	1,648,913
Colorado Health Facilities Authority RB for AdventHealth Obligated Group Series 2018 B (Aa2/AA)(a)(b)
2,270,000	5.000	11/20/2025	2,486,247
Colorado Health Facilities Authority RB for CommonSpirit Health Obligated Group Series 2019 B-2 (Baa1/A-)(a)(b)
10,875,000	5.000	08/01/2026	11,857,730
Colorado Health Facilities Authority RB Refunding for Boulder Community Health Obligated Group Series 2020 (A3/A-)
450,000	5.000	10/01/2022	458,049
300,000	5.000	10/01/2024	320,216
475,000	5.000	10/01/2027	537,335
Colorado Health Facilities Authority RB Refunding for Children’s Hospital Colorado Obligated Group Series 2016 C (A1/A+)
2,560,000	5.000	12/01/2025	2,827,568
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
3,965,000	5.000	08/01/2025	4,300,462
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
4,335,000	5.000	08/01/2025	4,701,766
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (ETM) (NR/NR)
500,000	5.000	06/01/2022	503,158
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (NR/A+)
1,825,000	5.000	11/01/2022	1,863,229
1,730,000	5.000	11/01/2023	1,814,925
1,275,000	5.000	11/01/2024	1,367,158
Colorado Health Facilities Authority RB Refunding for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (Aa3/AA-)
810,000	5.000	01/01/2023	831,057
1,500,000	5.000	01/01/2024	1,580,375
Colorado Health Facilities Authority RB Series 2019B Series 2019B-1 (A-/BBB+)(a)(b)
8,275,000	5.000	08/01/2025	8,850,299
Colorado Health Facilities Authority Taxable RB Refunding for Sanford Obligated Group Series 2019 B (NR/A+)
1,275,000	2.237	11/01/2022	1,281,938
1,250,000	2.396	11/01/2023	1,253,200

Municipal Bonds – (continued)
Colorado – (continued)
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (NR/NR)
17,500,000	5.000	12/31/2056	18,823,814
Denver City & County Airport RB Refunding Series 2016 A (A1/A+)
5,070,000	5.000	11/15/2023	5,322,337
Denver City & County Airport RB Series 2013 A (AMT) (A2/A)
6,000,000	5.500	11/15/2027	6,305,818
Denver City & County School District No. 1 GO Bonds Series 2012 B (ST AID WITHHLDG) (Aa1/AA+)(b)
14,395,000	5.000	12/01/2022	14,742,800
10,000,000	5.000	12/01/2022	10,241,612
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)(f)
4,315,000	5.000	12/01/2022	4,409,752
4,530,000	5.000	12/01/2023	4,743,239
4,760,000	5.000	12/01/2024	5,065,788
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
2,970,000	5.000	12/01/2024	3,160,796
1,100,000	5.000	12/01/2025	1,193,893
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
300,000	5.000	12/01/2022	306,588
E-470 Public Highway Authority RB Refunding Series 2020 A (A2/A)
150,000	5.000	09/01/2023	156,624
450,000	5.000	09/01/2024	481,248
300,000	5.000	09/01/2025	328,754
2,800,000	5.000	09/01/2040	2,980,809
E-470 Public Highway Authority RB Refunding Series 2021 B (A2/A)(b)(d)
7,250,000	(SOFR + 0.35%) 0.550	09/01/2024	7,209,227
E-470 Public Highway Authority RB Series 2004 A (NATL) (A2/A)(g)
20,115,000	0.000	09/01/2028	17,018,779
Jefferson County School District R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (Aa1/AA)(b)
2,065,000	4.000	12/15/2022	2,103,547
1,000,000	4.000	12/15/2022	1,018,667
2,860,000	4.000	12/15/2022	2,913,387
2,040,000	5.000	12/15/2022	2,092,185
10,000,000	5.000	12/15/2022	10,255,812
Regional Tranportation District Tax Exempt NON-AMT Private Activity Bonds Series 2020A Taxable Private Activity Bonds Series 2020B (NR/A-)
50,000	3.000	07/15/2023	50,580
385,000	5.000	01/15/2024	402,620
325,000	5.000	07/15/2024	341,987
325,000	5.000	01/15/2025	345,112
400,000	5.000	07/15/2025	428,710
350,000	3.000	01/15/2026	353,173
South Sloan Lake Metropolitan District LT GO Refunding & Improvement Bonds Series 2019 (AGM) (AA/NR)
50,000	5.000	12/01/2022	51,064
150,000	5.000	12/01/2024	159,756

194	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
State of Colorado COPS Series 2020 A (Aa2/AA-)
$1,375,000	5.000%	12/15/2023	$1,448,994
1,440,000	5.000	12/15/2024	1,554,855
3,530,000	5.000	12/15/2025	3,898,552
University of Colorado Hospital Authority Refunding RB Series 2019C (AA/AA)(a)(b)
23,765,000	5.000	11/15/2024	25,222,127
University of Colorado Regents Enterprise Refunding RB Series 2021C3A (NR/AA+) (PUTABLE)(a)(b)(c)
4,225,000	2.000	10/15/2025	4,184,151
University of Colorado Regents Enterprise Refunding RB Series 2021C3B (NR/AA+) (PUTABLE)(a)(b)(c)
5,000,000	2.000	10/15/2026	4,914,705
University of Colorado Regents Enterprise Revenue & Refunding RB Series 2019C (NR/AA+) (PUTABLE)(a)(b)(c)
21,205,000	2.000	10/15/2024	21,091,670
Vauxmont Metropolitan District Senior LT GO & Special Revenue Refunding Bonds Series 2020 (AGM) (AA/NR)
165,000	5.000	12/01/2022	168,590
195,000	5.000	12/01/2023	204,245
200,000	5.000	12/01/2024	214,343
180,000	5.000	12/01/2025	197,279

			247,488,709

Connecticut – 2.1%
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
1,000,000	5.000	08/01/2023	1,039,856
945,000	5.000	08/01/2024	1,005,181
600,000	5.000	08/01/2025	652,771
City of New Haven GO Bonds Series 2019 A (AGM) (A2/AA)
1,500,000	5.000	08/01/2023	1,561,795
City of Waterbury GO Refunding Bonds 2020 Series C (AA-/AA-)
765,000	1.895	09/01/2024	751,592
City of West Haven GO Bonds 2017 Series A (BBB/NR)
415,000	5.000	11/01/2022	423,451
400,000	5.000	11/01/2023	418,616
City of West Haven GO Bonds 2017 Series B (BBB/NR)
790,000	5.000	11/01/2022	806,088
Connecticut State GO Bonds Series 2013 A (Aa3/A+)
5,355,000	5.000	10/15/2023	5,613,214
Connecticut State GO Bonds Series 2013 E (Aa3/A+)
10,000,000	5.000	08/15/2031	10,403,014
Connecticut State GO Bonds Series 2015 F (Aa3/A+)
5,695,000	5.000	11/15/2022	5,826,029
4,545,000	5.000	11/15/2023	4,774,182
Connecticut State GO Bonds Series 2017 A (Aa3/A+)
1,705,000	5.000	04/15/2022	1,707,188
Connecticut State GO Bonds Series 2018 A (Aa3/A+)
5,000,000	5.000	04/15/2025	5,420,604
Connecticut State GO Refunding Bonds Series 2017 B (Aa3/A+)
18,110,000	3.000	04/15/2022	18,122,219
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BBB-)
400,000	5.000	07/01/2022	403,313

Municipal Bonds – (continued)
Connecticut – (continued)
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BBB-) – (continued)
415,000	5.000	07/01/2023	429,067
375,000	5.000	07/01/2024	393,711
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2015 A (Aaa/AAA) (PUTABLE)(a)(b)(c)
47,125,000	0.375	07/12/2024	45,136,221
State of Connecticut GO Bonds Series 2020 A (Aa3/A+)
3,490,000	2.000	07/01/2023	3,486,508
7,115,000	1.998	07/01/2024	7,005,076
4,000,000	2.098	07/01/2025	3,905,363
State of Connecticut Health & Educational Facilities Authority RB Series 2017C-1 (AAA/NR) (PUTABLE)(a)(b)(c)
23,840,000	5.000	02/01/2028	27,316,592
State of Connecticut Health & Educational Facilities Authority RB Series 2017C-2 (AAA/NR)(PUTABLE)(a)(b)(c)
49,775,000	5.000	02/01/2023	51,173,668
State of Connecticut Health and Educational Facilities Authority for Yale University Issue RB Series U-2 (Aaa/WR\AAA) (PUTABLE)(a)(b)(c)
21,750,000	1.100	02/11/2025	20,637,002
State of Connecticut Special Tax Obligation Bonds Series 2020 A (NR/AA-)
400,000	5.000	05/01/2022	401,223
1,025,000	5.000	05/01/2024	1,087,853
State of Connecticut Special Tax Obligation RB for Transportation Infrastructure Purposes Series 2012 A (Aa3/AA-)
5,000,000	5.000	01/01/2026	5,114,965
State of Connecticut Special Tax Obligation RB for Transportation Infrastructure Purposes Series 2016 A (Aa3/AA-)
4,225,000	5.000	09/01/2025	4,621,200
State on Connecticut Health & Educational Facilities Authority RB Series B (AA-/AA-)(a)(b)
15,245,000	1.800	07/01/2024	15,188,438
Town of Greenwich GO Bonds Issue 2022 (Aaa\AAA)
5,130,000	5.000	01/15/2027	5,825,148
Town of Stratford GO Refunding Bonds 2020 Series B (BAM) (AA/NR)
585,000	0.572	08/01/2023	572,639

			251,223,787

Delaware – 0.4%
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2020 (A2/A) (PUTABLE)(a)(b)(c)
5,425,000	1.050	07/01/2025	5,182,056
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (NR/BBB)
475,000	5.000	06/01/2023	491,545
305,000	5.000	06/01/2024	322,935
Delaware State Economic Development Authority RB Refunding for NRG Energy, Inc. Series 2020 A (NR/BBB-)(a)(b)
14,650,000	1.250	10/01/2025	13,836,357

The accompanying notes are an integral part of these financial statements.	195

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Delaware State GO Bonds Series 2018 A (Aaa/AAA)
$1,750,000	5.000%	02/01/2023	$1,801,226
Delaware State Health Facilities Authority RB Refunding for Christiana Care Health System Obligated Group Series 2020 (Aa2/AA+)
560,000	1.730	10/01/2022	560,038
660,000	1.790	10/01/2023	649,457
State of Delaware GO Bonds Series 2022 (Aaa\AAA)
13,395,000	5.000	03/01/2025	14,583,155
3,855,000	5.000	03/01/2026	4,300,012

			41,726,781

District of Columbia – 0.2%
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2019 C (Aa2/AA+)(a)(b)
12,250,000	1.750	10/01/2024	12,165,405
District of Columbia Water and Sewer Authority Public Utility Subordinate Lien Multimodel RB Series 2022E (Aa2\AA+)(a)(b)
3,300,000	3.000	10/01/2027	3,395,652
Metropolitan Washington Airports Authority RB Refunding Series 2012 A (AMT) (Aa3/A+)
4,100,000	5.000	10/01/2029	4,164,994

			19,726,051

Florida – 3.1%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA)
855,000	5.000	05/01/2022	857,358
900,000	5.000	05/01/2023	927,584
945,000	5.000	05/01/2024	994,845
995,000	5.000	05/01/2025	1,069,062
1,045,000	5.000	05/01/2026	1,142,770
1,100,000	5.000	05/01/2027	1,218,154
1,155,000	5.000	05/01/2028	1,293,478
1,195,000	2.375	05/01/2029	1,154,227
1,225,000	2.625	05/01/2030	1,177,999
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
340,000	2.250	05/01/2022	340,164
350,000	2.500	05/01/2023	350,402
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (NR/AA)
1,125,000	2.250	05/01/2022	1,125,849
1,150,000	2.500	05/01/2023	1,155,708
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A-)
455,000	3.125	05/01/2022	455,654
455,000	3.250	05/01/2023	460,916
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
125,000	2.250	05/01/2022	125,098
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
305,000	3.500	05/01/2022	305,547

Municipal Bonds – (continued)
Florida – (continued)
Beach Road Golf Estates Community Development District Special Assessment Series 2015 (NR/NR)
2,500,000	4.700	11/01/2029	2,590,224
Bonterra Community Development District Special Assessment Bonds Senior Series 2017 A-1 (NR/A-)
185,000	2.375	05/01/2022	185,163
190,000	2.500	05/01/2023	190,842
Broward County School Board COPS Series 2017 C (Aa3/NR)
2,205,000	5.000	07/01/2023	2,294,404
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (A2/AA)
1,065,000	2.125	09/01/2022	1,069,216
1,000,000	2.250	09/01/2023	1,007,075
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (NR/A-)
83,000	3.500	05/01/2022	83,133
87,000	3.500	05/01/2023	88,520
40,000	4.000	05/01/2024	41,428
Central Florida Expressway Authority RB Refunding Senior Lien Series 2021 (AGM) (NR/AA)
5,730,000	5.000	07/01/2026	6,416,884
Central Florida Expressway Authority RB Senior Lien Series 2019 A (A1/A+)
430,000	5.000	07/01/2022	434,090
1,240,000	5.000	07/01/2023	1,289,808
Central Florida Expressway Authority RB Senior Lien Series 2019 B (A1/A+)
750,000	5.000	07/01/2022	757,134
2,265,000	5.000	07/01/2023	2,355,981
Centre Lake Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)
210,000	2.750	05/01/2023	210,907
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (NR/BBB)
100,000	3.000	11/01/2022	100,442
105,000	3.000	11/01/2023	105,897
105,000	3.500	11/01/2024	107,072
City of Ft. Lauderdale Special Assessment Bonds for Las Olas Isles Undergrounding Project Series 2022 (NR\NR)(f)
165,000	5.000	07/01/2023	170,870
175,000	5.000	07/01/2024	184,905
180,000	5.000	07/01/2025	193,456
190,000	5.000	07/01/2026	206,680
200,000	5.000	07/01/2027	220,176
210,000	5.000	07/01/2028	233,736
City of Gainesville Taxable RB Series 2020 (Aa3/NR)
185,000	0.817	10/01/2023	180,596
City of Jacksonville Special Revenue Refunding Bonds Series 2022A (NR\AA)(e)
1,065,000	5.000	10/01/2023	1,102,892
2,500,000	5.000	10/01/2024	2,640,678
1,775,000	5.000	10/01/2025	1,910,505
1,500,000	5.000	10/01/2026	1,645,422
1,250,000	5.000	10/01/2027	1,393,738

196	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
City of Jacksonville Taxable RB Refunding Series 2020 C (NR/AA)
$330,000	0.594%	10/01/2023	$321,830
650,000	0.819	10/01/2024	620,502
690,000	0.939	10/01/2025	646,966
City of Lakeland RB Refunding for Lakeland Regional Health Systems Obligated Group Series 2016 (A2/NR)
4,130,000	5.000	11/15/2024	4,432,586
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
670,000	3.250	09/01/2023	675,511
1,380,000	3.250	09/01/2024	1,394,342
City of Tallahassee Blueprint Intergovernmental Agency Sale Tax RB Series 2022 (Aa2\NR)
3,925,000	5.000	10/01/2026	4,394,803
3,195,000	5.000	10/01/2027	3,644,263
Collier County Educational Facilities Authority RB for Hodges University Project (NR/NR)(b)
2,035,000	6.125	11/01/2023	2,167,323
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
860,000	2.125	05/01/2022	860,204
Copper Oaks Community Development District Special Assesstment Refunding and Improvement Bonds Series 2021 (NR/NR)
172,000	3.000	05/01/2023	173,215
100,000	3.000	05/01/2024	100,862
183,000	3.000	05/01/2025	184,069
Cordoba Ranch Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
200,000	3.000	05/01/2022	200,088
150,000	3.000	05/01/2023	150,805
325,000	3.000	05/01/2024	327,737
150,000	3.000	05/01/2025	149,954
315,000	3.000	05/01/2026	313,082
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB)
126,000	2.750	05/01/2022	126,095
Country Greens Community Development District Special Assessment RB Refunding Senior Lien Series 2016 A-1 (NR/A+)
160,000	3.000	05/01/2024	161,869
County of Broward RB for Airport System Series 2015 A (AMT) (A1/A)
2,250,000	5.000	10/01/2029	2,429,510
County of Broward RB for Airport System Series 2019 A (AMT) (A1/A)
740,000	5.000	10/01/2022	751,437
625,000	5.000	10/01/2023	651,283
945,000	5.000	10/01/2024	1,006,783
County of Broward RB Refunding for Airport System Series 2019 B (AMT) (A1/A)
285,000	5.000	10/01/2022	289,405
215,000	5.000	10/01/2023	224,041
355,000	5.000	10/01/2024	378,210

Municipal Bonds – (continued)
Florida – (continued)
County of Hillsborough Utility RB Refunding Series 2019 (Aaa/AA+)
1,615,000	5.000	08/01/2022	1,635,983
3,750,000	5.000	08/01/2023	3,914,568
County of Miami-Dade Aviation RB Refunding Series 2012 A (AMT) (A2/A-)(b)
7,530,000	5.000	10/01/2022	7,667,316
9,015,000	5.000	10/01/2022	9,179,397
County of Miami-Dade Aviation RB Refunding Series 2014 A (AMT) (A2/A-)
20,000,000	5.000	10/01/2034	21,049,042
County of Miami-Dade Florida Transit System RB Refunding Series 2019 (NR/AA)
3,505,000	5.000	07/01/2024	3,731,134
County of Miami-Dade RB Refunding Series 2020 A (NR/A-)
2,400,000	5.000	10/01/2024	2,565,342
1,350,000	5.000	10/01/2025	1,475,653
County of Miami-Dade RB Refunding Series 2021 B (Aa3/AA)
6,505,000	5.000	04/01/2025	7,061,494
3,760,000	5.000	04/01/2027	4,269,849
County of Miami-Dade RB Refunding Subordinate Series 2021 B (NR/A+)
300,000	0.707	10/01/2023	293,023
450,000	1.004	10/01/2024	430,523
County of Miami-Dade Transit System Taxable RB Refunding Series 2020 B (NR/AA)
5,065,000	0.550	07/01/2023	4,970,416
5,045,000	0.900	07/01/2025	4,739,866
Enclave at Black Point Marina Community Development District Special Assessment Refunding & Improvement Series 2017 (NR/BBB)
125,000	3.000	05/01/2022	125,111
130,000	3.000	05/01/2023	131,208
Escambia County International Paper Company Environmental Improvement Revenue Refunding Bonds Series 2019B (BBB/NR) (PUTABLE)(a)(b)(c)
425,000	2.000	10/01/2024	420,717
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,635,000	4.250	05/01/2029	2,779,834
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
260,000	2.000	11/01/2022	260,222
265,000	2.000	11/01/2023	264,700
270,000	2.000	11/01/2024	264,911
275,000	2.000	11/01/2025	266,938
280,000	2.000	11/01/2026	268,162
290,000	2.000	11/01/2027	272,807
295,000	2.000	11/01/2028	271,920
300,000	2.000	11/01/2029	272,090
305,000	2.125	11/01/2030	270,858
Florida Department of Management Services COPS Refunding Series 2018 A (Aa1/AA+)
10,000,000	5.000	11/01/2022	10,215,305
Florida Development Finance Corp Education Facilities RB Series 2013A (NR/NR) (NR/NR)(b)
2,500,000	8.500	06/15/2023	2,691,720

The accompanying notes are an integral part of these financial statements.	197

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)(f)
$275,000	2.625%	12/15/2024	$270,317
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (Baa1/A-)
350,000	5.000	04/01/2022	350,000
350,000	5.000	04/01/2023	361,001
530,000	5.000	04/01/2024	558,833
200,000	5.000	04/01/2025	215,659
Florida State Board of Education Public Education Capital Outlay Refunding Bonds 2022 Series C (Aaa\AAA)
28,475,000	5.000	06/01/2025	31,173,730
Florida State GO Refunding Bonds Series 2015 F (Aaa/AAA)
5,015,000	5.000	06/01/2028	5,478,996
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (NR/BBB+)
235,000	2.500	05/01/2022	235,171
245,000	2.500	05/01/2023	246,216
245,000	2.500	05/01/2024	244,463
255,000	2.750	05/01/2025	255,665
260,000	3.000	05/01/2026	262,620
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)(f)
245,000	3.500	05/01/2022	245,357
250,000	3.500	05/01/2023	254,207
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (NR/AA)
200,000	4.000	05/01/2022	200,432
205,000	4.000	05/01/2023	209,623
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
225,000	2.500	05/01/2022	225,194
230,000	2.500	05/01/2023	230,654
200,000	2.500	05/01/2024	200,486
175,000	2.500	05/01/2025	174,892
200,000	2.500	05/01/2026	199,562
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
295,000	2.250	05/01/2022	295,104
305,000	2.500	05/01/2023	306,223
315,000	2.750	05/01/2024	315,826
320,000	3.000	05/01/2025	322,710
Hillsborough County Aviation Authority RB Series 2015-A (STATE AND LOCAL GOVT SERIES) (NR\NR)(b)
3,250,000	5.000	10/01/2024	3,460,854
Hillsborough County Aviation Authority Revenue Refunding Bonds Series 2015-A (NR\AA-)
6,750,000	5.000	10/01/2040	7,135,781
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
70,000	3.000	05/01/2022	70,043
123,000	3.000	05/01/2023	123,764
130,000	3.000	05/01/2024	130,937
132,000	3.000	05/01/2025	132,422
139,000	3.000	05/01/2026	138,312

Municipal Bonds – (continued)
Florida – (continued)
JEA Water & Sewer System RB Refunding Series 2020 A (Aa3/AA+)
910,000	5.000	10/01/2023	954,308
JEA Water & Sewer System RB Series 2006 B (NATL) (Aa3/AA+)(d)
670,000	(MUNI-CPI + 1.00%) 8.871	10/01/2022	677,421
Lake Frances Community Development District Special Assessment Refunding Series 2018 (NR/BBB-)
79,000	3.000	05/01/2022	79,091
82,000	3.000	05/01/2023	82,894
81,000	3.000	05/01/2024	81,684
84,000	3.000	05/01/2025	84,736
Lakeshore Ranch Community Development District Senior Special Assessment Refunding Series 2019 A-1 (NR/A)
135,000	3.000	05/01/2022	135,150
270,000	3.000	05/01/2023	272,078
355,000	3.000	05/01/2024	357,640
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
435,000	5.000	05/01/2022	436,263
460,000	5.000	05/01/2023	474,946
485,000	5.000	05/01/2024	510,078
335,000	5.000	05/01/2025	359,421
355,000	4.500	05/01/2026	380,677
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
300,000	3.500	05/01/2022	300,435
305,000	3.500	05/01/2023	309,969
320,000	3.500	05/01/2024	327,741
Miami Dade County Expressway Authority Toll System RB Series 2014A (A3\A)
1,610,000	5.000	07/01/2030	1,707,313
1,015,000	5.000	07/01/2031	1,076,350
Miami Dade County Expressway Authority Toll System Revenue and Refunding RB Series 2014B (A3\A)
1,835,000	5.000	07/01/2030	1,945,913
1,500,000	5.000	07/01/2031	1,590,665
Miami-Dade County Water & Sewer System Revenue Refunding Bonds Series 2015 (AA-/A+)
9,075,000	5.000	10/01/2026	9,938,878
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)(f)
110,000	3.500	05/01/2022	110,097
115,000	3.500	05/01/2023	116,101
120,000	3.500	05/01/2024	121,223
125,000	3.500	05/01/2025	126,781
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (NR/A+)
185,000	3.750	05/01/2024	189,197
Osceola County Transportation Improvement & Refunding RB Series 2019A-1 (BBB+/BBB-)
250,000	5.000	10/01/2022	253,898
640,000	5.000	10/01/2023	666,910
780,000	5.000	10/01/2024	830,810
275,000	5.000	10/01/2025	298,802

198	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Palm Beach County Health Facilities Authority Hospital Revenue Refunding Bonds for BRRH Corp. Obligated Group Series 2014 (US TREASURY OBLIGATIONS) (NR\NR)
$1,910,000	5.000%	12/01/2024	$2,059,309
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 C (NR/NR)
1,105,000	4.000	05/15/2026	1,141,377
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018A-1 (A/NR)
195,000	3.000	11/01/2022	196,455
205,000	3.000	11/01/2023	207,704
210,000	3.000	11/01/2024	213,068
Parkway Center Community Development District Special Assessment Bonds Series 2018-2 (A-/NR)
85,000	3.500	05/01/2022	85,079
90,000	3.500	05/01/2023	91,043
90,000	3.500	05/01/2024	91,481
Parkway Center Community Development District Special Assessment Refunding Bonds Series 2018-1 (BBB/NR)
235,000	3.500	05/01/2023	237,025
245,000	3.500	05/01/2024	247,547
255,000	3.500	05/01/2025	258,260
Paseo Community Development District Capital Improvement Revenue Refunding Bonds Series 2018 (A-/NR)
410,000	4.000	05/01/2022	410,565
425,000	4.000	05/01/2023	432,122
Pine Ridge Plantation Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021A-1 (AGM) (AA/NR)
500,000	3.000	05/01/2024	505,842
515,000	2.000	05/01/2025	503,335
520,000	2.000	05/01/2026	502,017
535,000	2.000	05/01/2027	507,499
Polk County School Board Refunding Certificates of Participation Series 2019B (NR/NR)
1,695,000	5.000	01/01/2025	1,824,690
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR\NR)
195,000	3.000	05/01/2023	196,522
225,000	3.000	05/01/2024	227,304
225,000	3.000	05/01/2025	226,910
285,000	3.000	05/01/2026	285,431
390,000	3.000	05/01/2027	386,186
River Bend Community Development District Senior Special Assessment Revenue Refunding Bonds Series 2016A-1 (A-/NR)
385,000	2.500	05/01/2022	385,318
395,000	2.500	05/01/2023	397,507
405,000	2.500	05/01/2024	405,903
415,000	2.750	05/01/2025	418,285
425,000	3.000	05/01/2026	432,738
River Glen Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021 (BBB+/NR)
80,000	2.500	05/01/2022	80,061
133,000	2.500	05/01/2023	133,069

Municipal Bonds – (continued)
Florida – (continued)
River Glen Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021 (BBB+/NR) – (continued)
137,000	2.500	05/01/2024	136,508
140,000	2.500	05/01/2025	138,930
143,000	2.500	05/01/2026	139,384
146,000	2.500	05/01/2027	140,831
148,000	2.500	05/01/2028	140,696
158,000	2.500	05/01/2030	145,994
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-1 (NR/NR)
195,000	3.000	05/01/2022	195,113
175,000	3.000	05/01/2023	176,013
235,000	3.000	05/01/2024	236,505
180,000	3.000	05/01/2025	180,365
225,000	3.000	05/01/2026	223,460
Sarasota National Community Development District Special Assessment Refunding Bonds Series 2020 (NR/NR)
760,000	3.000	05/01/2022	760,445
395,000	3.000	05/01/2023	397,328
380,000	3.000	05/01/2024	382,510
240,000	3.000	05/01/2025	240,558
School Board of Miami Dade County Certificates of Participation Series 2015A (A1\A+)
5,000,000	5.000	05/01/2031	5,389,115
School District of Broward County COPS Series 2012 A (NR/NR)(b)
7,310,000	5.000	07/01/2022	7,380,977
South Fork East Community Development District Capital Improvement Revenue Refunding Bonds Series 2017 (BBB/NR)
405,000	2.875	05/01/2022	405,261
South Kendall Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
335,000	2.250	11/01/2022	335,209
South Village Community Development District Capital Improvement Revenue & Refunding Bonds Series 2016A-1 (A/NR)
100,000	2.125	05/01/2022	100,019
100,000	2.375	05/01/2023	100,004
95,000	2.500	05/01/2024	94,716
100,000	2.750	05/01/2025	100,173
95,000	3.000	05/01/2026	95,701
South-Dade Venture Community Development District Special Assessment Revenue Refunding Bonds Series 2021 (BBB/NR)
390,000	4.500	05/01/2022	391,056
State of Florida Full Faith and Credit Public Education Capital Outlay Refunding Bonds 2022 Series B (Aaa\AAA)
13,015,000	5.000	06/01/2026	14,597,883
12,170,000	5.000	06/01/2027	13,933,965
State of Florida State Board of Administration Finance Corp. RB Series 2020A (Aa3\AA)
25,290,000	1.258	07/01/2025	24,023,596
Stonebrier Community Development District Special Assessment Refunding Bonds Series 2016 (A-/NR)
260,000	2.250	05/01/2022	260,143

The accompanying notes are an integral part of these financial statements.	199

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Summerville Community Development District Special Assessment Refunding Series 2020 (NR/NR)
$109,000	3.000%	05/01/2022	$109,049
118,000	3.000	05/01/2024	118,329
121,000	3.000	05/01/2025	120,716
725,000	3.500	05/01/2031	721,359
787,000	4.000	05/01/2036	789,361
Talis Park Community Development District Senior Capital Improvement Refunding RB Series 2016A-1 (A+/NR)
185,000	2.250	05/01/2022	185,158
The Lee County School Board COPS Series 2020 A (Aa3/NR)
360,000	5.000	08/01/2022	364,618
640,000	5.000	08/01/2023	667,828
420,000	5.000	08/01/2024	448,524
520,000	5.000	08/01/2025	568,709
The Miami-Dade County School Board GO Bonds Series 2014 A (Aa3/AA-)
2,920,000	5.000	03/15/2029	3,084,021
Tolomato Community Development District Special Assessment Refunding Bonds Series 2018A-1 (AGM) (AA/NR)
1,005,000	2.250	05/01/2022	1,005,705
1,030,000	2.500	05/01/2023	1,034,675
Tolomato Community Development District Special Assessment Refunding Bonds Series 2022A (NR\AA)
765,000	3.000	05/01/2025	774,189
1,605,000	3.000	05/01/2027	1,620,120
Trails at Monterey Community Development District Special Assessment Refunding Bonds Series 2012 (A-/NR)
125,000	3.875	05/01/2022	125,217
125,000	4.000	05/01/2023	125,184
135,000	4.125	05/01/2024	135,214
140,000	4.150	05/01/2025	140,216
145,000	4.250	05/01/2026	145,225
University of Florida Department of Housing & Residence Education Housing System RB Series 2021 A (Aa2/AA-)
5,110,000	5.000	07/01/2027	5,792,147
Verano Community Development District Senior Special Assessment Refunding Bonds Series 2017A-1 (BBB/NR)(f)
325,000	3.000	05/01/2022	325,306
335,000	3.100	05/01/2023	338,217
Viera East Community Development District Special Revenue Assessment Bonds Series 2020 (AGM) (AA/NR)
475,000	2.000	05/01/2023	471,906
490,000	2.000	05/01/2024	482,256
500,000	2.000	05/01/2025	486,838
795,000	2.000	05/01/2026	765,106
Villa Portofino West Community District Special Assessment Refunding Series 2020 (NR/NR)
158,000	3.000	05/01/2022	158,071
165,000	3.000	05/01/2023	165,641
171,000	3.000	05/01/2024	171,477
177,000	3.000	05/01/2025	176,585
973,000	3.500	05/01/2030	959,503
1,433,000	4.000	05/01/2036	1,437,298
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)(b)
255,000	4.500	05/01/2022	255,690

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR)
340,000	4.000	05/01/2022	340,682
355,000	4.000	05/01/2023	362,242
380,000	4.000	05/01/2024	391,382
300,000	4.000	05/01/2025	312,144
Village Community Development District Special Assessment Revenue Refunding Bonds Series 2020 (AGM) (AA/NR)
1,200,000	5.000	05/01/2022	1,203,301
1,255,000	5.000	05/01/2023	1,293,872
1,325,000	5.000	05/01/2024	1,396,938
1,390,000	5.000	05/01/2025	1,495,581
1,460,000	5.000	05/01/2026	1,602,530
Vizcaya Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
210,000	2.250	11/01/2022	210,310
215,000	2.500	11/01/2023	215,087
Volusia County School Board Certificates of Participation Series 2019 (NR/NR)
1,255,000	5.000	08/01/2022	1,270,974
1,250,000	5.000	08/01/2023	1,303,006
Watergrass Community Development District Special Assessment Revenue Refunding Bonds Series 2021 (NR/NR) (NR/NR)
590,000	2.000	05/01/2026	553,280

			361,078,994

Georgia – 3.8%
Bartow County Development Authority Pollution Control RB First Series 2013 (BBB+/A-) (PUTABLE)(a)(b)(c)
6,360,000	1.550	08/19/2022	6,350,856
Brookhaven Development Authority RB for Children’s Healthcare of Atlanta Obligated Group Series 2019 A (Aa2/AA+)
1,500,000	5.000	07/01/2022	1,514,047
1,585,000	5.000	07/01/2023	1,648,666
1,500,000	5.000	07/01/2024	1,601,550
Burke County Development Authority Pollution Control RB (BBB+/A-) (PUTABLE)(a)(b)(c)
2,115,000	2.250	05/25/2023	2,109,812
Burke County Development Authority Pollution Control RB Fifth Series 1994 (BBB+/A-) (PUTABLE)(a)(b)(c)
4,055,000	2.150	06/13/2024	4,005,526
Burke County Development Authority Pollution Control RB First Series 2012 (BBB+/A-) (PUTABLE)(a)(b)(c)
9,870,000	1.550	08/19/2022	9,855,810
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Series 2013 A (Baa1/BBB+) (PUTABLE)(a)(b)(c)
2,000,000	1.500	02/03/2025	1,958,655
Burke County Development Authority Pollution Control RB Refunding for Georgia Power Co. Series 2012 (Baa1/BBB+) (PUTABLE)(a)(b)(c)
23,865,000	1.700	08/22/2024	23,291,202
Burke County Development Authority Pollution Control RB Second Series 2008 (BBB+/A-) (PUTABLE)(a)(b)(c)
4,000,000	2.925	03/12/2024	4,016,085

200	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Burke County Development Authority Pollution Control RB Series 2017F (A-/BBB)(a)(b)
$29,150,000	3.000%	02/01/2023	$29,435,664
Carroll County School District GO Bonds Series 2020 (ST AID WITHHLDG) (Aa1/NR)
220,000	5.000	04/01/2025	239,556
City of Atlanta Department of Aviation RB Refunding Series 2020 A (Aa3/NR)
1,985,000	5.000	07/01/2024	2,111,267
4,900,000	5.000	07/01/2025	5,333,830
5,500,000	5.000	07/01/2026	6,121,403
City of Atlanta Department of Aviation RB Refunding Series 2020 B (AMT) (Aa3/NR)
1,280,000	5.000	07/01/2024	1,357,078
2,000,000	5.000	07/01/2025	2,158,806
2,410,000	5.000	07/01/2026	2,646,371
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (A3/BBB)
500,000	5.000	12/01/2022	511,479
500,000	5.000	12/01/2023	524,961
Cobb County Kennestone Hospital Authority RB Refunding for WellStar Health System Obligated Group Series 2020 A (A2/A+)
150,000	5.000	04/01/2023	154,775
200,000	5.000	04/01/2025	216,443
Cobb County Kennestone Hospital Authority RB Refunding for WellStar Health System Obligated Group Series 2021 (A2/A+)
700,000	5.000	04/01/2022	700,000
600,000	5.000	04/01/2023	619,099
650,000	5.000	04/01/2024	687,712
950,000	5.000	04/01/2025	1,028,106
Columbus GO Sales Tax Bonds Series 2022 (Aa2\AA+)
2,975,000	5.000	01/01/2027	3,379,623
County of DeKalb Water & Sewerage RB Series 2011 (Aa3/A+)
12,775,000	5.250	10/01/2041	12,906,512
County of Forsyth GO Sales Tax Bonds Series 2019 (Aaa/AAA)
8,025,000	5.000	09/01/2024	8,621,506
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (Aa1/AA+)
18,845,000	4.000	10/01/2022	19,105,922
De Kalb Private Hospital Authority RB for Children’s Healthcare of Atlanta Obligated Group Series 2019 B (Aa2/AA+)
1,000,000	5.000	07/01/2023	1,040,168
Downtown Smyrna Development Authority RB for City of Smyrna Series 2021 (NR/AAA)
1,815,000	5.000	02/01/2025	1,968,105
2,690,000	5.000	02/01/2026	2,990,217
2,645,000	5.000	02/01/2027	3,001,101
Emory University RB Series 2020B (AA/NR)
14,060,000	5.000	09/01/2025	15,451,468
Fayette Country Hospital Authority Revenue Anticipation Certificates Series 2019A (AA-/NR)(a)(b)
1,100,000	5.000	07/01/2024	1,156,807
Georgia State GO Bonds Series 2020 A (Aaa/AAA)
50,000	5.000	08/01/2024	53,585

Municipal Bonds – (continued)
Georgia – (continued)
Gwinnett County School District GO Sales Tax Bonds Series 2022B (Aaa\AAA)
25,000,000	5.000	08/01/2026	28,137,038
Gwinnett County Water & Sewerage Authority RB Refunding Series 2021 (Aaa/AAA)
9,620,000	4.000	08/01/2025	10,255,143
Henry County School District GO Bonds Series 2018 (ST AID WITHHLDG) (Aa1/AA+)
5,340,000	5.000	08/01/2022	5,408,673
Main Street Natural Gas Gas Supply RB Series 2019B (NR/NR)(a)(b)
60,465,000	4.000	12/02/2024	63,092,561
Main Street Natural Gas Gas Supply RB Sub-Series 2018A (NR/NR)(a)(b)
61,500,000	4.000	09/01/2023	63,185,094
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A3/NR)
1,500,000	5.000	05/15/2023	1,540,554
1,500,000	5.000	05/15/2024	1,566,246
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (WR/NR)
1,000,000	5.000	05/15/2022	1,003,733
Main Street Natural Gas, Inc. Gas Supply RB Series 2021 C (A3/NR)
750,000	4.000	12/01/2023	769,681
750,000	4.000	12/01/2024	777,635
1,000,000	4.000	12/01/2025	1,046,003
1,240,000	4.000	12/01/2026	1,305,310
Main Street Natural Gas, Inc. Gas Supply RB Series 2022A (A3\NR)
1,000,000	4.000	12/01/2023	1,026,242
1,100,000	4.000	12/01/2024	1,140,532
1,500,000	4.000	12/01/2025	1,569,003
2,185,000	4.000	12/01/2026	2,300,082
Main Street Natural Gas, Inc. Gas Supply RB Series 2022C (NR\BBB-)(f)
2,910,000	4.000	11/01/2023	2,970,021
2,500,000	4.000	11/01/2024	2,564,524
3,145,000	4.000	11/01/2025	3,240,242
3,275,000	4.000	11/01/2026	3,382,558
3,405,000	4.000	11/01/2027	3,509,755
Mercer University RB Project Series 2021 (NR/NR)
150,000	5.000	10/01/2022	152,675
150,000	5.000	10/01/2023	156,850
200,000	5.000	10/01/2024	212,476
210,000	5.000	10/01/2025	227,485
625,000	5.000	10/01/2026	686,323
535,000	5.000	10/01/2027	595,891
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Refunding Series 2018 A (Aa2/AA+)
25,580,000	3.000	07/01/2022	25,706,575
Monroe County Development Authority Pollution Control RB First Series 2009 (BBB+/A-2/A-) (PUTABLE)(a)(b)(c)
2,275,000	1.000	08/21/2026	2,147,668
Municipal Electric Authority of Georgia RB Series 2020 (A-/A1)
2,650,000	4.000	11/01/2023	2,732,862

The accompanying notes are an integral part of these financial statements.	201

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Municipal Electric Authority of Georgia RB Refunding for Combined Cycle Project Series 2020 A (A1/A-)
$3,000,000	4.000%	11/01/2024	$3,135,885
800,000	4.000	11/01/2025	849,293
800,000	5.000	11/01/2026	895,428
Municipal Electric Authority of Georgia RB Refunding Series 2020 A (A2/A-)
3,875,000	5.000	01/01/2023	3,971,072
2,250,000	5.000	01/01/2024	2,364,214
Municipal Electric Authority RB Refunding Series 2019 A (A2/A-)
900,000	5.000	01/01/2023	922,314
Muscogee County School District GO Bonds Series 2021 (ST AID WITHHLDG) (Aa1/NR)
10,770,000	5.000	10/01/2025	11,875,445
Richmond County Board of Education GO Sales Tax Bonds Series 2021 (ST AID WITHHLDG) (AA+/NR)
750,000	5.000	10/01/2025	826,447
Savanah Economic Development Authority Recovery Zone Facility Revenune Refunding Bonds Series 2019A (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(c)
425,000	2.000	10/01/2024	420,717
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (Baa2/BBB)
6,090,000	1.900	08/01/2024	6,015,364
The Dalton City Board of Water Light & Sinking Fund Commissioners RB Series 2020 (A2/A-)
500,000	5.000	03/01/2023	514,843
350,000	5.000	03/01/2024	369,411
400,000	5.000	03/01/2025	432,524
Thomas County School District GO Sales Tax Bonds Series 2021 (ST INTERCEPT) (AA+/NR)
285,000	4.000	03/01/2025	301,251
900,000	5.000	03/01/2026	1,000,661
785,000	5.000	03/01/2027	892,266

			447,070,343

Guam – 0.3%
A.B. Won Pat International Airport Authority RB Refunding General Series 2019 A (AMT) (ETM) (Baa2/BB)
1,000,000	5.000	10/01/2022	1,017,092
825,000	5.000	10/01/2023	862,177
A.B. Won Pat International Airport Authority Taxable Refunding RB General Series 2019 B (ETM) (Baa2/BB)
2,000,000	3.319	10/01/2025	2,032,467
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2019 B (Baa2/NR)
1,100,000	3.133	10/01/2024	1,081,046
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2019 B (ETM) (Baa2/NR)
2,250,000	3.133	10/01/2024	2,270,347
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
1,120,000	2.499	10/01/2025	1,066,160
1,650,000	2.899	10/01/2027	1,547,611

Municipal Bonds – (continued)
Guam – (continued)
Guam Power Authority RB Refunding Series 2012 A (AGM) (A2/AA)
1,535,000	5.000	10/01/2030	1,557,819
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (Baa2/A-)
500,000	5.000	07/01/2022	504,301
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
400,000	5.000	07/01/2022	403,441
500,000	5.000	07/01/2023	517,448
400,000	5.000	07/01/2024	422,735
Guam Waterworks Authority Water and Wastewater System RB Series 2013 (CASH) (Baa2\A-)(b)
14,455,000	5.500	07/01/2023	15,098,437
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (Baa2/A)
800,000	5.000	07/01/2022	805,996
500,000	5.000	07/01/2023	514,956

			29,702,033

Hawaii – 0.3%
City & County Honolulu RB for Wastewater System Series 2019 A (Aa2/NR)
500,000	5.000	07/01/2022	505,015
240,000	5.000	07/01/2023	249,943
City & County of Honolulu HI GO Bonds Series 2012 (NR/Aa1)(b)
3,620,000	5.000	11/01/2022	3,697,940
Hawaii State GO Bonds Series 2013 EH (NR/NR)(b)
6,125,000	5.000	08/01/2023	6,390,497
Honolulu City & County GO Bonds Series 2012 B (Aa1/NR)
3,060,000	5.000	11/01/2022	3,125,348
Honolulu City & County GO Bonds Series 2019 A (Aa1/NR)
3,795,000	5.000	09/01/2026	4,258,831
State of Hawaii Airports System RB Refunding Series 2020 E (A1/A+)
910,000	1.392	07/01/2025	866,004
1,350,000	1.706	07/01/2026	1,280,652
State of Hawaii Airports System Revenue COPS Series 2013 (AMT) (A2/A)
3,065,000	5.000	08/01/2023	3,176,920
State of Hawaii GO Bonds 2014 Series EO (AA+/AA)
13,875,000	4.000	08/01/2031	14,420,121

			37,971,271

Idaho – 0.0%
Idaho Health Facilities Authority RB Refunding for Trinity Health Corp. Obligated Group Series 2015 D (Aa3/AA-)
1,170,000	5.500	12/01/2026	1,288,139

Illinois – 7.3%
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Ba2/AA)
325,000	5.000	10/01/2025	353,765
250,000	5.000	10/01/2026	277,099
325,000	5.000	10/01/2027	366,403
325,000	5.000	10/01/2028	371,943

202	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (NR/AA)(g)
$100,000	0.000%	01/01/2023	$98,555
385,000	0.000	01/01/2024	367,836
480,000	0.000	01/01/2025	444,181
Champaign County Community Unit School District No. 4 Champaign GO Refunding Bonds Series 2020 B (NR/AA)
550,000	5.000	01/01/2023	564,546
270,000	5.000	01/01/2024	283,896
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB)(g)
540,000	0.000	12/01/2026	471,012
450,000	0.000	12/01/2027	378,616
460,000	0.000	12/01/2029	359,240
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB)(g)
9,285,000	0.000	12/01/2024	8,637,832
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB)(g)
4,300,000	0.000	12/01/2022	4,244,042
550,000	0.000	12/01/2025	495,714
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
500,000	5.000	12/01/2022	511,346
5,000,000	5.000	12/01/2023	5,242,898
7,675,000	5.000	12/01/2024	8,229,528
3,500,000	5.000	12/01/2025	3,834,688
1,270,000	5.000	12/01/2026	1,418,481
Chicago Illinois Capital Appreciation GO Refunding Bonds and Project Series 2009 C (Ba1/BBB+)(g)
4,645,000	0.000	01/01/2023	4,554,516
Chicago Illinois Emergency Telephone System GO Refunding Bonds Series 1999 (NATL) (Baa2/BBB+)
3,560,000	5.500	01/01/2023	3,657,839
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (Ba1/WR/BBB+)
4,995,000	5.000	01/01/2023	5,124,097
Chicago Illinois GO Bonds Series 2019 (NR/BBB+)
3,775,000	5.000	01/01/2027	4,098,879
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
2,480,000	5.000	01/01/2024	2,587,610
Chicago Illinois Midway Airport RB Refunding for Second Lien Series 2016 A (AMT) (NR/A-)
3,240,000	5.000	01/01/2024	3,386,277
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2014 A (AMT) (A3/A-)
6,500,000	5.000	01/01/2025	6,789,561
5,000,000	5.000	01/01/2030	5,210,032
1,000,000	5.000	01/01/2031	1,042,007
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2014 B (A3/A-)
5,055,000	5.000	01/01/2027	5,282,336

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois O’Hare International Airport RB Refunding for General Airport Senior Lien Series 2013 B (A2/A)
1,025,000	5.000	01/01/2023	1,050,721
1,625,000	5.000	01/01/2024	1,663,857
1,485,000	5.000	01/01/2026	1,520,368
Chicago Illinois O’Hare International Airport RB Refunding for General Airport Senior Lien Series 2020 D (NR/A)
1,500,000	1.168	01/01/2024	1,457,650
7,800,000	1.368	01/01/2025	7,434,594
Chicago Illinois O’Hare International Airport RB Refunding Series 2015 A (AMT) (NR/A)
7,025,000	5.000	01/01/2034	7,450,520
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (NR/A)
1,950,000	5.000	01/01/2034	2,087,880
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Series 2017 B (NR/A)
100,000	5.000	01/01/2023	102,577
Chicago O’Hare International Airport Customer Facility Charge RB Series 2013 (Baa1/BBB)
1,025,000	5.750	01/01/2038	1,051,429
Chicago O’Hare International Airport Passenger Facility Charge RB Refunding Series 2012 A (A2/A)
1,195,000	5.000	01/01/2026	1,213,022
Chicago O’Hare International Airport Passenger Facility Charge RB Refunding Series 2012 B (AMT) (A2/A)
5,000,000	5.000	01/01/2026	5,075,169
2,980,000	4.000	01/01/2027	3,010,703
5,790,000	5.000	01/01/2030	5,877,046
Chicago O’Hare International Airport RB for Senior Lien Series 2017 E (NR/A)
3,275,000	5.000	01/01/2025	3,519,229
Chicago O’Hare International Airport RB Refunding Series 2015 A (AMT) (NR/A)
9,000,000	5.000	01/01/2031	9,559,870
4,745,000	5.000	01/01/2032	5,038,882
Chicago O’Hare International Airport RB Refunding Series 2015 B (NR/A)
6,055,000	5.000	01/01/2025	6,506,544
Chicago O’hare International Airport Senior Lien Revenue Refunding Bonds Series 2015B (Non-Amt) (A/A)
7,425,000	5.000	01/01/2026	7,962,292
Chicago Park District GO Refunding Bonds Series 2020 F-2 (NR/AA-)
350,000	5.000	01/01/2025	376,004
475,000	5.000	01/01/2026	521,002
Chicago Transit Authority Capital Grant Receipts RB Refunding Series 2021 (NR/A)
600,000	5.000	06/01/2023	621,601
600,000	5.000	06/01/2024	636,851
Chicago Transit Authority Sales Tax Receipts Fund RB Refunding Series 2020 B (NR/AA)
1,405,000	1.838	12/01/2023	1,388,820
1,605,000	2.064	12/01/2024	1,569,401
1,660,000	2.214	12/01/2025	1,613,124

The accompanying notes are an integral part of these financial statements.	203

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
City of Chicago GO Bonds Series 2015 A (BBB+/BBB-)
$2,700,000	5.250%	01/01/2028	$2,878,577
City of Chicago GO Bonds Series 2021A (BBB+/BBB-)
600,000	5.000	01/01/2024	626,035
City of Chicago GO Refunding Bonds Series 2014 A (Ba1/BBB+)
500,000	5.000	01/01/2024	521,696
City of Chicago GO Refunding Bonds Series 2016 C (ETM) (NR/NR)
5,020,000	5.000	01/01/2023	5,145,969
City of Chicago GO Refunding Bonds Series 2016 C (NR/BBB+)
10,040,000	5.000	01/01/2023	10,291,938
City of Chicago GO Refunding Bonds Series 2020 A (NR/BBB+)
4,675,000	5.000	01/01/2026	5,024,562
City of Chicago GO Refunding Bonds Series B (Ba1\BBB+)
23,000,000	5.765	01/01/2028	24,031,400
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (A/NR/A-)
2,000,000	5.000	11/01/2025	2,193,073
City of Chicago Special Assessment Improvement Bonds Refunding Series 2022 (NR\NR)
267,000	1.570	12/01/2022	265,884
282,000	1.990	12/01/2023	279,114
319,000	2.270	12/01/2024	314,162
336,000	2.530	12/01/2025	329,231
305,000	2.690	12/01/2026	297,435
255,000	2.870	12/01/2027	247,593
City of Joliet Waterworks and Sewerage Senior Lien RB Anticipation Notes Series 2022 (NR/NR)(e)
16,750,000	5.000	01/01/2024	17,499,651
8,245,000	5.000	01/01/2025	8,785,205
Cook County Community Consolidated School District No. 59 Elk Grove GO Bonds Series 2020 (NR/AAA)
1,250,000	4.000	03/01/2023	1,278,061
1,600,000	4.000	03/01/2024	1,663,215
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (Aa2/NR)
590,000	4.000	01/01/2023	601,269
190,000	4.000	01/01/2024	196,675
Cook County GO Refunding Bonds Series 2021B (A+/AA-)
2,500,000	4.000	11/15/2023	2,581,228
2,100,000	4.000	11/15/2024	2,197,450
3,100,000	4.000	11/15/2025	3,292,831
3,700,000	4.000	11/15/2026	3,969,789
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (Aa2/NR)
800,000	4.000	12/01/2022	813,945
Cook County Township High School District GO LT School Bonds Series 2017C (BAM) (AA/NR)
2,300,000	5.000	12/01/2025	2,525,033
Cook Kane Lake & McHenry Counties Community College District No. 512 GO Refunding Bonds for William Rainey Harper College Series 2017 B (Aaa/NR)
9,000,000	5.000	12/01/2022	9,219,858

Municipal Bonds – (continued)
Illinois – (continued)
DeKalb Kane & LaSalle Counties Etc. Community College District No. 523 Kishwaukee GO Refunding Bonds Series 2020 (NR/AA-)
500,000	1.960	02/01/2024	491,823
Du Page Cook & Will Counties Community College District No. 502 GO Refunding Bonds Series 2021 (Aaa/NR)
6,355,000	5.000	06/01/2025	6,947,064
Illinois Development Finance Authority RB for United Community & Housing Development Corp. Series 1991 A (ETM) (NR/AA+)(g)
19,705,000	0.000	07/15/2023	19,234,919
Illinois Development Finance Authority Retirement RB for Lincolnwood Regency Park Series 1991 B (REFCORP STRIPS) (NR\AA+)(g)
14,615,000	0.000	07/15/2025	13,591,057
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (NR/BBB)
300,000	5.000	12/01/2022	306,188
450,000	5.000	12/01/2023	469,231
Illinois Finance Authority RB for Presbyterian Homes Obligated Group Series 2021 B (NR/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.70%)
2,250,000	1.170	05/01/2026	2,254,798
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
250,000	5.000	10/01/2024	266,157
250,000	5.000	10/01/2025	271,864
500,000	5.000	10/01/2026	554,197
Illinois Finance Authority RB Refunding for American Water Capital Corp. Project Series 2020 (Baa1/A) (PUTABLE)(a)(b)(c)
1,890,000	0.700	09/01/2023	1,851,695
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
565,000	3.250	05/15/2022	565,546
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Baa3/NR)
1,000,000	5.000	09/01/2024	1,059,496
600,000	5.000	09/01/2025	648,045
Illinois Finance Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2015 A (NR/NR)
540,000	5.000	05/15/2026	572,853
1,060,000	5.000	05/15/2028	1,111,913
Illinois Finance Authority RB Refunding for OSF Healthcare System Obligated Group Series 2020 B-1 (A3/A)(a)(b)
3,500,000	5.000	11/15/2024	3,700,407
Illinois Finance Authority RB Refunding for Swedish Covenant Health Obligated Group Series 2016 A (NR/NR)(b)
2,255,000	5.250	08/15/2026	2,540,710
2,895,000	5.250	08/15/2026	3,261,798
2,225,000	5.250	08/15/2026	2,506,908
Illinois Finance Authority RB Series 2017B (AA+/NR)(a)(b)
8,390,000	5.000	12/15/2022	8,592,509
Illinois Finance Authority RB Series 2020B-2 (A/A)(a)(b)
4,500,000	5.000	11/15/2026	4,959,568

204	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Sports Facilities Authority RB Bonds Series 2001 (AMBAC) (WR/BB+)(g)
$10,665,000	0.000%	06/15/2023	$10,344,691
3,235,000	0.000	06/15/2025	2,940,757
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (NR/AA)
10,150,000	5.250	06/15/2032	10,614,705
Illinois State GO Bonds Series 2013 (Baa2/BBB)
4,100,000	5.500	07/01/2024	4,307,151
2,210,000	5.500	07/01/2026	2,322,503
3,425,000	5.500	07/01/2027	3,599,354
Illinois State GO Bonds Series 2014 (Baa2/BBB)
3,255,000	5.000	05/01/2024	3,429,327
Illinois State GO Bonds Series 2016 (Baa2/BBB)
5,000,000	5.000	01/01/2024	5,233,387
Illinois State GO Bonds Series 2017 A (Baa2/BBB)
1,615,000	5.000	12/01/2025	1,750,256
Illinois State GO Bonds Series 2017 D (Baa2/BBB)
58,775,000	5.000	11/01/2022	59,865,693
87,245,000	5.000	11/01/2023	91,032,445
13,505,000	5.000	11/01/2024	14,376,471
4,850,000	5.000	11/01/2025	5,250,004
53,035,000	5.000	11/01/2026	58,011,460
Illinois State GO Bonds Series 2019 A (Baa2/BBB)
4,000,000	5.000	11/01/2024	4,258,118
Illinois State GO Bonds Series 2020 (Baa2/BBB)
2,000,000	5.375	05/01/2023	2,069,880
2,100,000	5.500	05/01/2024	2,233,612
Illinois State GO Bonds Series 2020 D (Baa2/BBB)
13,000,000	5.000	10/01/2024	13,815,988
Illinois State GO Bonds Series 2021 A (Baa2/BBB)
2,500,000	5.000	03/01/2024	2,625,749
5,300,000	5.000	03/01/2025	5,675,778
2,750,000	5.000	03/01/2026	2,989,439
Illinois State GO Bonds Series 2021 B (Baa2/BBB)
4,250,000	5.000	03/01/2024	4,463,773
4,500,000	5.000	03/01/2025	4,819,057
4,500,000	5.000	03/01/2026	4,891,809
Illinois State GO Bonds Series 2021 C (Baa2/BBB)
1,500,000	4.000	03/01/2025	1,564,505
Illinois State GO Refunding Bonds Series 2016 (Baa2/BBB)
2,360,000	5.000	02/01/2023	2,418,560
10,000,000	5.000	02/01/2025	10,693,885
Illinois State GO Refunding Bonds Series 2018 A (Baa2/BBB)
2,000,000	5.000	10/01/2024	2,125,537
Illinois State GO Refunding Bonds Series 2019 B (Baa2/BBB)
7,095,000	5.000	09/01/2025	7,660,608
Illinois State RB Refunding Series 2016 C (NR/BBB+)
460,000	4.000	06/15/2024	476,525
Illinois State Sales Tax RB for Build Junior Obligation Series 2013 (NR/BBB+)
310,000	5.000	06/15/2022	312,039
1,770,000	5.000	06/15/2023	1,831,621
115,000	5.000	06/15/2024	118,901
Illinois State Sales Tax RB Junior Obligation Series 2016 A (NR/BBB+)
2,125,000	5.000	06/15/2022	2,138,985

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (NR/BBB+)
3,225,000	5.000	06/15/2022	3,246,224
Illinois State Sales Tax RB Series 2013 (NR/BBB+)
175,000	2.450	06/15/2022	175,406
Illinois State Toll Highway Authority RB Refunding Senior Series 2018 A (Aa3/AA-)
2,250,000	5.000	01/01/2023	2,308,660
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 C (Aa3/AA-)
9,395,000	5.000	01/01/2025	10,132,102
Illinois State Toll Highway Authority RB Refunding Series 2014 D (Aa3/AA-)
18,390,000	5.000	01/01/2024	19,365,659
Kane County School District No. 131 Aurora East Side GO Refunding Bonds Series 2020 B (AGM) (A1/AA)
440,000	4.000	12/01/2022	447,232
520,000	5.000	12/01/2023	543,348
Lake County Community College District No. 532 GO LT Refunding Bodns Series 2021C (Aaa\NR)
1,470,000	4.000	12/01/2026	1,590,860
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley GO Refunding Bonds Series 2020 (NR/AA)
400,000	1.045	02/15/2025	380,448
Metropolitan Pier & Exposition Authority RB Refunding for Capital Appreciation for McCormick Place Expansion Series 1996 A (ETM) (NATL) (Baa2/NR) (g)
13,455,000	0.000	06/15/2022	13,424,080
Railsplitter Tobacco Settlement Authority RB Series 2017 (A/NR)
5,015,000	5.000	06/01/2022	5,044,242
Regional Transportation Authority of Illinois GO Bonds Series 2014A (A1/AA)(b)
1,500,000	5.000	06/01/2024	1,595,372
Sales Tax Securitization Corp Bonds Series 2017A (AA-/AA-)
1,500,000	5.000	01/01/2023	1,539,332
Sales Tax Securitization Corp Bonds Series 2018C (AA-/AA-)
2,500,000	5.000	01/01/2023	2,565,554
4,180,000	5.000	01/01/2025	4,468,655
Sales Tax Securitization Corp Second Lien Bonds Series 2020A (AA-/AA-)
2,240,000	5.000	01/01/2025	2,394,686
3,055,000	5.000	01/01/2026	3,324,506
Sales Tax Securitization Corp Second Lien Bonds Series 2021A (AA-/AA-)
2,000,000	5.000	01/01/2026	2,197,465
4,000,000	5.000	01/01/2027	4,476,664
State of Illinois Build Illinois Bonds Junior Obligation Tax Exempt Refunding Series C 2021 (NR\BBB+)
2,000,000	5.000	06/15/2025	2,156,055
State of Illinois GO Bonds Series 2020 (BBB/Baa2)
2,000,000	5.125	05/01/2022	2,005,715
State of Illinois GO Bonds Series 2014 (Baa2/BBB)
9,785,000	5.000	02/01/2023	10,027,802
State of Illinois GO Bonds Series 2016 (Baa2/BBB)
15,000,000	5.000	06/01/2023	15,497,433

The accompanying notes are an integral part of these financial statements.	205

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
State of Illinois GO Bonds Series 2017 A (Baa2/BBB)
$10,490,000	5.000%	12/01/2023	$10,965,432
State of Illinois GO Refunding Bonds Series 2012 (Baa2/BBB)
6,275,000	5.000	08/01/2023	6,509,709
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (Baa2/BBB)
2,000,000	5.000	10/01/2025	2,162,259
State of Illinois Sales Tax RB Refunding Series 2016 C (NR/BBB+)
6,405,000	4.000	06/15/2026	6,779,204
State of Illinois Sales Tax RB Refunding Series 2021 C (NR/BBB+)
3,000,000	5.000	06/15/2024	3,171,659
State of Illinois Tax Exempt GO Bonds Refunding Series 2019B (Baa2/BBB)
8,690,000	5.000	09/01/2023	9,032,820
Western Illinois University Board of Trustees Auxiliary Facilities System Refunding RB Series 2020 (BAM) (AA/NR)
1,000,000	4.000	04/01/2023	1,020,553
Will County Capital Appreciation Bonds 2005 (NATL) (NR/NR)(g)
7,520,000	0.000	11/01/2025	6,976,861
Will County GO Bonds Series 2016 (AA+/NR)(b)
14,000,000	5.000	11/15/2025	15,427,101

			861,039,227

Indiana – 0.9%
City of Rockport Pollution Control Revenue Refunding Bonds Series 2009 B (NON-AMT) (A-/NR)
10,000,000	3.050	06/01/2025	10,176,947
City of Rockport Pollution Control Revenue Refunding Bonds Series D (A-/A)
11,000,000	0.750	04/01/2025	10,306,446
City of Whiting Environmental Facilities RB Series 2017 (A-/A-2/NR) (PUTABLE)(a)(b)(c)
1,250,000	5.000	11/01/2024	1,336,160
City of Whiting Environmental Facilities Refunding RB Series 2019A (A-/NR) (PUTABLE)(a)(b)(c)
11,990,000	5.000	06/05/2026	13,134,591
Indiana Finance Authority Lease Appropriation Refunding Bonds Series 2022A (Aa2\AA+)
1,500,000	5.000	02/01/2023	1,542,150
1,000,000	5.000	02/01/2024	1,055,698
1,750,000	5.000	02/01/2025	1,886,086
1,500,000	5.000	02/01/2026	1,652,256
1,250,000	5.000	02/01/2027	1,403,005
Indiana Finance Authority RB CWA Authority, Inc. Series 2015 A (NR/AA)
16,825,000	5.000	10/01/2045	17,941,865
Indiana Finance Authority RB Refunding for Indiana Department of Transportation Series 2016 C (Aa1/AA+)
7,890,000	5.000	12/01/2025	8,735,249
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 A (A2/A-) (PUTABLE)(a)(b)(c)
3,000,000	0.750	04/01/2026	2,766,245

Municipal Bonds – (continued)
Indiana – (continued)
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 B (AMT) (A2/A-) (PUTABLE)(a)(b)(c)
4,525,000	0.950	04/01/2026	4,163,384
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2021 (A2/A-)
3,000,000	0.650	08/01/2025	2,767,529
Indiana Finance Authority RB Refunding for Parkview Health System Obligated Group Obligated Group Series 2017 A (Aa3/AA-)
1,635,000	5.000	11/01/2025	1,796,388
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (Aa3/AA-)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.55%)
7,150,000	1.020	11/01/2023	7,162,013
Indiana Finance Authority Tax Exempt Private Activity Bonds Series 2013 A (US TREASURY OBLIGATIONS) (NR\NR)(b)
6,500,000	5.000	07/01/2023	6,733,336
Indianapolis Local Public Improvement Bond Bank Refunding Bonds Series 2019D (AMT) (A1\NR)
5,625,000	5.000	01/01/2026	6,117,027
Ivy Tech Community College of Indiana RB Refunding Series 2020 W (NR/AA)
435,000	5.000	07/01/2024	463,954
310,000	5.000	07/01/2025	338,873
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (ST INTERCEPT) (NR/AA+)
290,000	5.000	07/15/2022	293,261
300,000	5.000	01/15/2023	308,344
375,000	3.000	07/15/2023	381,119

			102,461,926

Iowa – 0.0%
Iowa Finance Authority RB Refunding for Iowa Health System Obligation Group Series 2018 B (A1/NR)
630,000	5.000	02/15/2023	648,699
Iowa Finance Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 A (NR/NR)
2,105,000	4.000	05/15/2026	2,174,297

			2,822,996

Kansas – 0.6%
City of Manhattan GO Temporary Notes Series 2022-01 (Aa3\NR)
17,740,000	1.750	06/15/2025	17,319,241
State of Kansas Department of Transportation RB Refunding Series 2015 A (Aa2/AA)
15,840,000	2.750	09/01/2023	16,059,539
State of Kansas Department of Transportation RB Series 2014 A (Aa2/AA)
3,630,000	5.000	09/01/2025	3,890,930
Wyandotte County GO Improvement Bonds Series 2016-A (AA-/NR)(b)
30,210,000	5.500	09/01/2026	34,453,233

206	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Kansas – (continued)
Wyandotte County Taxable Utility System Refunding RB Series 2020-B (A/A)
$265,000	0.909%		09/01/2023	$260,559
775,000	1.129		09/01/2024	748,538
780,000	1.249		09/01/2025	743,675

				73,475,715

Kentucky – 1.0%
City of Owensboro Electric Light & Power System Refunding RB 2019 Series (A-/NR)
800,000	4.000		01/01/2023	813,666
1,400,000	5.000		01/01/2024	1,469,834
2,700,000	4.000		01/01/2025	2,829,891
County of Owen Water Facilities Refunding RB Series 2020 (NON-AMT) (A/NR) (PUTABLE)(a)(b)(c)
1,665,000	0.700		09/01/2023	1,631,255
Jefferson County Metro Government Health System RB Series 2020B (A/A+)(a)(b)
19,530,000	5.000		10/01/2023	20,354,223
Kentucky Asset Liability Commission RB Refunding for 2014 Federal Highway Trust Fund Project Notes Series 2014 A (A2/AA)
4,830,000	5.000		09/01/2025	5,168,925
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (Baa2/NR)
2,470,000	5.000		06/01/2022	2,484,322
1,000,000	5.000		06/01/2023	1,033,778
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
685,000	5.000		08/01/2025	742,955
Kentucky Public Energy Authority Gas Supply RB 2018 Series A (NR/NR)(b)
1,210,000	4.000		04/01/2022	1,210,000
13,540,000	4.000	(a)	04/01/2024	13,943,351
Kentucky Public Energy Authority Gas Supply RB 2018 Series B (NR/NR)(a)(b)
7,255,000	4.000		01/01/2025	7,526,733
Kentucky Public Energy Authority Gas Supply RB 2018 Series C-1 (NR/A)(b)
1,765,000	4.000		06/01/2022	1,772,231
2,420,000	4.000		12/01/2022	2,453,847
3,765,000	4.000		06/01/2023	3,841,468
7,385,000	4.000		12/01/2023	7,576,364
11,555,000	4.000	(a)	06/01/2025	11,990,572
Kentucky Public Energy Authority Gas Supply RB 2020 Series A (NR/NR)(a)(b)
10,470,000	4.000		06/01/2026	11,021,744
Kentucky State Turnpike Authority Economic Development Road RB for Revitalization Projects Series 2012 A (Aa3/A-)(b)
3,560,000	5.000		07/01/2022	3,594,127
2,000,000	5.000		07/01/2022	2,019,173
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2014 A (Aa3/A-)
2,995,000	5.000		07/01/2023	3,112,664

Municipal Bonds – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2001 A (A1/A)
3,800,000	0.900		09/01/2026	3,495,388
Louisville Water Co. RB Refunding Series 2019 (Aaa/AAA)
9,390,000	5.000		11/15/2023	9,878,881

				119,965,392

Louisiana – 2.5%
Consolidated Government of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax RB Refunding Series 2020 (AGM) (A2/AA)
425,000	5.000		08/01/2022	430,283
610,000	5.000		08/01/2023	635,539
1,000,000	5.000		08/01/2024	1,067,208
1,100,000	5.000		08/01/2025	1,203,781
East Baton Rouge Sewerage Commission RB Refunding Series 2019 A (NR/AA-)
135,000	5.000		02/01/2023	138,952
465,000	5.000		02/01/2024	491,416
East Baton Rouge Sewerage Commission RB Refunding Series 2019 B (NR/AA-)
1,530,000	5.000		02/01/2023	1,574,786
1,570,000	5.000		02/01/2024	1,659,191
Lake Charles Harbor & Terminal District RB Series 2021 (AMT) (NR/NR) (PUTABLE)(a)(b)(c)
11,800,000	1.000		12/01/2024	11,418,540
Louisiana Local Government Community Development Authority Subordinate Lien Revenue Refunding Bonds Series 2020B (A+/A+)(a)(b)
35,000,000	0.875		02/01/2025	33,584,985
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (NR/AA)
800,000	2.500		10/01/2022	804,542
950,000	5.000		10/01/2022	966,993
Louisiana Public Facilities Authority RB Refunding for Loyola University New Orleans Series 2021 (Baa1/BBB)
435,000	5.000		10/01/2026	473,833
Louisiana Public Facilities Authority RB Series 2020B (A/NR)(a)(b)
19,105,000	5.000		05/15/2025	20,632,869
Louisiana Stadium & Exposition District RB Series 2020 (NR/NR)
15,000,000	5.000		07/03/2023	15,312,767
Louisiana Stadium & Exposition District RB Series 2021 (NR/NR)
3,325,000	4.000		07/03/2023	3,385,143
Louisiana State GO Bonds Series 2012 A (Aa3/NR)
5,040,000	5.000		08/01/2022	5,104,315
Louisiana State GO Refunding Bonds Series 2014 C (Aa3/AA-)
11,520,000	5.000		08/01/2025	12,329,568
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-) (PUTABLE)(a)(b)(c)
12,160,000	2.000		04/01/2023	12,096,083

The accompanying notes are an integral part of these financial statements.	207

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 B-1 (Baa3/BBB-) (PUTABLE)(a)(b)(c)
$12,250,000	2.125%	07/01/2024	$12,073,942
Parish of St. John The Baptist Revenue Refunding Bonds Series 2017 (NON-AMT) Sub-Series 2017A-2 (BBB-/BBB-) (PUTABLE)(a)(b)(c)
23,150,000	2.100	07/01/2024	22,804,799
State of Louisiana Gasoline & Fuels Tax RB Refunding First Lien Series 2015 A (Aa2/AA-)(b)
120,000,000	4.000	05/01/2025	126,787,848
State of Louisiana Gasoline & Fuels Tax RB Refunding Second Lien Series 2017 A (Aa3/NR)(a)(b)
3,075,000	0.600	05/01/2023	3,051,438
State of Louisiana Gasoline & Fuels Tax RB Refunding Second Lien Series 2017 D-1 (Aa3/NR)(a)(b)
4,615,000	0.600	05/01/2023	4,579,638
State of Louisiana Gasoline & Fuels Tax RB Refunding Series 2020 A-2 (Aa2/NR)
450,000	0.614	05/01/2023	443,920
265,000	0.769	05/01/2024	255,775
425,000	0.869	05/01/2025	402,267
State of Louisiana Gasoline and Fuels Tax Second Lien Revenue Refunding Bonds 2022 Series A (Aa3\AA-)(b)(d)
4,445,000	(SOFR + 0.50%) 0.710	05/01/2026	4,436,332

			298,146,753

Maine – 0.2%
Maine Health & Higher Educational Facilities Authority RB Refunding for Northern Light Health Obligated Group Series 2021 A (AGM ST INTRCPT ST RES BD GTY) (A1/AA)
350,000	5.000	07/01/2024	373,137
250,000	5.000	07/01/2025	273,038
325,000	5.000	07/01/2027	370,108
Maine Turnpike Authority Revenue Refunding Bonds Series 2022 (AA-/AA-)
3,000,000	5.000	07/01/2023	3,120,614
2,600,000	5.000	07/01/2024	2,772,852
2,650,000	5.000	07/01/2025	2,896,612
2,800,000	5.000	07/01/2026	3,130,605
2,955,000	5.000	07/01/2027	3,369,648
State of Maine GO Bonds Series 2018 D (Aa2/AA)
8,000,000	5.000	06/01/2022	8,052,210
4,290,000	5.000	06/01/2023	4,457,542

			28,816,366

Maryland – 1.8%
Anne Arundel County Consolidated General Improvements Series 2019 (Aaa/AAA)
7,205,000	5.000	10/01/2025	7,952,231
Baltimore County GO Bond Anticipation Notes Series 2022 (MIG1\SP-1+)
9,000,000	4.000	03/24/2023	9,201,741
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (NR/CCC)
500,000	5.000	09/01/2022	502,117

Municipal Bonds – (continued)
Maryland – (continued)
County of Anne Arundel GO Refunding Bonds Series 2021 (Aa1/AAA)
8,300,000	5.000	04/01/2026	9,273,544
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2012 (Aaa/AAA)
2,025,000	5.000	08/01/2022	2,051,176
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (Aaa/AAA)
2,825,000	5.000	03/01/2023	2,914,063
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
815,000	4.000	01/01/2023	828,922
1,050,000	4.000	01/01/2024	1,087,256
2,805,000	4.000	01/01/2025	2,949,899
County of Montgomery COPS Public Facilities Project Series 2020 A (Aa1/AA+)
6,430,000	5.000	10/01/2024	6,913,556
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2013 A (Aaa/AAA)(b)
14,350,000	5.000	11/01/2023	15,072,787
County of Montgomery GO Refunding Bonds for Consolidated Public Improvement Series 2017 D (Aaa/AAA)
8,275,000	3.000	11/01/2022	8,357,227
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
685,000	2.625	07/01/2024	682,635
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 A (NR/A-)
750,000	5.000	07/01/2022	756,913
815,000	5.000	07/01/2023	846,199
1,000,000	5.000	07/01/2024	1,063,610
750,000	5.000	07/01/2025	815,665
1,250,000	5.000	07/01/2026	1,386,944
1,250,000	5.000	07/01/2027	1,413,566
Maryland Department of Transportation Consolidated Transportation Bonds Series 2021A (AAA/AA+)
17,915,000	5.000	10/01/2025	19,785,743
Maryland Department of Transportation Consolidated Transportation Bonds Series 2021B (AAA/AA+)
5,840,000	5.000	12/01/2024	6,313,904
Maryland Economic Development Corp. RB Refunding for Potomac Electric Power Co. Project Series 2019 (Baa1/A-)
8,315,000	1.700	09/01/2022	8,327,810
Maryland Health & Higher Educational Facilities Authority RB Refunding for Adventist Healthcare Obligated Group Series 2020 (Baa3/NR)
815,000	4.000	01/01/2024	843,491
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB)
165,000	4.000	10/01/2022	167,015
340,000	4.000	10/01/2023	349,281
350,000	4.000	10/01/2024	362,042
390,000	4.000	10/01/2025	407,645
Maryland Health & Higher Educational Facilities Authority RB Series 2020B-1 (A/NR)(a)(b)
4,325,000	5.000	07/01/2025	4,651,124

208	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – (continued)
Maryland Health & Higher Educational Facilities Authority RB Series 2020B-2 (A/NR)(a)(b)
$7,000,000	5.000%	07/01/2027	$7,830,824
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program RB Series 2016 (ST INTERCEPT) (Aa3/AA-)(b)
1,050,000	5.000	05/01/2026	1,173,685
Maryland State Transportation Authority RB Series 2012 A (AMT) (A2/A)
1,345,000	5.000	06/01/2022	1,353,212
Maryland State Transportation Authority RB Series 2020 (Aa2/AA-)
900,000	5.000	07/01/2025	984,715
1,325,000	5.000	07/01/2026	1,483,834
Prince George’s County GO Bonds Series 2014A (AAA/AAA)
3,530,000	4.000	09/01/2032	3,682,151
1,360,000	4.000	09/01/2033	1,417,221
State of Maryland Department of Transportation RB Series 2017 (Aa1/AAA)
6,770,000	5.000	05/01/2026	7,383,983
State of Maryland Department of Transportation Third Issue RB Series 2015 (Aa1/AAA)
9,855,000	4.000	12/15/2026	10,200,849
State of Maryland GO Refunding Series 2017 B (Aaa/AAA)
31,360,000	5.000	08/01/2025	34,467,334
State of Maryland State and Local Facilities GO Bonds 2020 Series A Tax Exempt Bonds (Aaa\AAA)
7,180,000	5.000	08/01/2026	8,084,135
Town of Chestertown Economic Development Refunding RB Series 2021A (BBB/NR)
1,035,000	5.000	03/01/2026	1,130,769
1,215,000	5.000	03/01/2027	1,348,034
University of Maryland Auxiliary Facility & Tuition RB 2018 Series A (AA+/AA+)
1,595,000	5.000	04/01/2022	1,595,000
1,075,000	5.000	04/01/2023	1,111,486
Washington Suburban Sanitary District Consolidated Public Improvement Refunding Bonds Series 2020 (CNTY GTD) (Aaa/AAA)
9,230,000	5.000	06/01/2026	10,352,552

			208,877,890

Massachusetts – 2.0%
City of Boston GO Bonds 2020 Series B (Aaa\AAA)
4,490,000	5.000	11/01/2025	4,970,786
Commonwealth of Massachusetts GO Refunding Bonds 2019 Series A (Aa1\AA)
2,500,000	5.000	01/01/2025	2,705,893
Massachusetts Bay Transportation Authority RB Refunding Series 2016 A (Aa1/AAA)
4,105,000	5.000	07/01/2025	4,503,602
Massachusetts Bay Transportation Authority RB Series 2005 A (Aa2/AA)
6,260,000	5.000	07/01/2025	6,855,437
Massachusetts Bay Transportation Authority RB Series 2021 (Aa3/AA)
38,900,000	4.000	05/01/2025	41,231,717

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Clean Water Trust RB Refunding Series 2006 (Aaa/AAA)(d)
2,050,000	(MUNI-CPI + 0.99%) 5.990	08/01/2023	2,105,185
Massachusetts Clean Water Trust RB State Revolving Green Bonds Series 2017 (Aaa/AAA)
3,795,000	5.000	02/01/2023	3,905,769
Massachusetts Development Finance Agency Beth Israel Lahey Health Obligated Group RB Refunding Series 2019 K (A3/A)
750,000	4.000	07/01/2022	755,257
750,000	5.000	07/01/2023	779,748
500,000	5.000	07/01/2024	533,054
Massachusetts Development Finance Agency RB for President & Trustees of Williams College Series 2011 (Aa1/AA+)(a)(b)
3,500,000	0.450	07/01/2025	3,238,360
Massachusetts Development Finance Agency RB Refunding for Northeastern University Series 2020 A (A1/NR)
1,575,000	5.000	10/01/2024	1,692,647
920,000	5.000	10/01/2025	1,013,775
Massachusetts Development Finance Agency RB Refunding for Partners Healthcare System, Inc. Series 2017 S-4 (Aa3/AA-)(a)(b)
2,000,000	5.000	01/25/2024	2,114,223
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (NR/AA)
275,000	5.000	10/01/2022	279,919
300,000	5.000	10/01/2023	313,248
350,000	5.000	10/01/2024	374,112
300,000	5.000	10/01/2025	328,029
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB+)
875,000	5.000	07/01/2022	883,043
725,000	5.000	07/01/2023	752,117
Massachusetts Health and Educational Facilities Authority Variable Rate Demand RB for Umass Series A (Aa2/AA-/NR) (PUTABLE)(a)(b)(c)
7,000,000	2.450	04/01/2026	7,000,000
Massachusetts Housing Finance Agency RB Refunding Series 2020 216 (GNMA/FNMA/FHLMC) (Aa1/AA+)(a)(b)
5,250,000	1.850	06/01/2025	5,127,624
Massachusetts School Building Authority RB Taxable Refunding Series 2019 B (Aa3/AA)
2,305,000	2.078	10/15/2023	2,300,454
Massachusetts School Building Authority Senior Dedicated Sales Tax Refunding Bonds 2015 Series C (Aa2\AA+)
3,520,000	5.000	08/15/2037	3,830,433
Massachusetts State Development Finance Agency RB Mass General Brigham, Inc. Series 2019 T 1 (Aa3\AA-)(b)(d)(f)
(SIFMA Municipal Swap Index Yield + 0.60%)
6,250,000	1.070	01/29/2026	6,239,380
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL) (Aa1/AA)(d)
(3M USD LIBOR + 0.57%)
7,665,000	0.782	05/01/2037	7,411,731

The accompanying notes are an integral part of these financial statements.	209

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR FGIC) (Aa1/AA+)(d)
(3M USD LIBOR + 0.57%)
$11,560,000	0.782%	05/01/2037	$11,178,060
Massachusetts State GO Bonds Series 2014 F (Aa1/AA)
58,940,000	4.000	11/01/2031	59,673,355
Massachusetts State GO Bonds Series 2015 (Aa1/AA)
1,450,000	3.500	05/01/2036	1,455,494
Massachusetts State Health and Educational Facilities Authority RB for Umass Memorial Health Care, Inc. Series 1998 B (WR\BBB+)(a)
3,500,000	1.272	07/01/2023	3,478,125
Massachusetts State Special Obligation RB Series 2005 A (AGM) (Aa1/AA+)(a)
705,000	1.000	06/01/2022	708,777
Massachusetts Transportation Trust Fund Metropolitan Highway System Senior RB Refunding Series 2019 A (A2/A+)
1,300,000	5.000	01/01/2023	1,333,403
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Refunding Series 2019 A (Aa2/AA)(a)(b)
41,255,000	5.000	01/01/2023	42,234,484
Massachusetts Water Resources Authority RB Refunding Series 2016 C (Aa1/AA+)
3,970,000	5.000	08/01/2025	4,360,677

			235,667,918

Michigan – 1.8%
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (NR/AA)
1,385,000	5.000	11/01/2022	1,414,577
County of Macomb L’Anse Creuse Public School 2015 GO UT Refunding Bonds (US TREASURY OBLIGATIONS / STAT) (NR\AA)(b)
5,560,000	5.000	05/01/2025	6,056,594
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
800,000	5.000	07/01/2022	807,531
900,000	5.000	07/01/2023	933,323
25,025,000	5.000	07/01/2048	26,323,945
Detroit Downtown Development Authority Subordinate General RB Refunding for Development Area No. 1 Projects Series 2018 B (AGM) (NR/AA)
1,500,000	5.000	07/01/2022	1,514,121
1,500,000	5.000	07/01/2023	1,555,539
500,000	5.000	07/01/2024	530,673
550,000	5.000	07/01/2025	583,368
Detroit Michigan School District GO Refunding Bonds for School Building and Site Improvement Series 2012 A (Q-SBLF) (Aa1/AA)(b)
7,455,000	5.000	05/01/2022	7,477,965
1,095,000	5.000	05/01/2022	1,098,373
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (A1/AA)(d)
(3M USD LIBOR + 0.60%)
28,240,000	1.248	07/01/2032	27,888,183

Municipal Bonds – (continued)
Michigan – (continued)
Great Lakes Water Authority Sewage Disposal System RB Refunding for Second Lien Series 2020 B (A2/A+)
260,000	1.492	07/01/2022	260,448
Great Lakes Water Authority Sewage Disposal System RB Refunding Series 2020 A (A1/AA-)
115,000	1.503	07/01/2023	114,049
370,000	1.604	07/01/2024	360,663
200,000	1.654	07/01/2025	192,238
Lansing Board of Water & Light Utility System RB Series 2021B (AA-/NR)(a)(b)
11,135,000	2.000	07/01/2026	11,135,032
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR\BBB-)
185,000	4.000	02/01/2027	191,764
Michigan Finance Authority Hospital Revenue & Refunding Bonds (AA-/AA-)
2,380,000	5.000	12/01/2026	2,673,917
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (NR/BB+)
500,000	3.800	10/01/2022	503,284
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (A1/AA)
9,225,000	5.000	07/01/2022	9,308,434
5,000,000	5.000	07/01/2023	5,188,893
Michigan Finance Authority Local Government Loan Program RB Refunding for Trinity Health Corp. Obligated Group Project Series 2015 (Aa3/AA-)(b)
2,650,000	5.000	12/01/2025	2,877,355
1,205,000	5.500	12/01/2027	1,325,510
9,840,000	5.000	06/01/2022	9,903,742
Michigan Finance Authority RB Refunding for Great Lakes Water Authority Water Supply System Revenue Series 2014 D-2 (AGM) (A1/AA)
4,000,000	5.000	07/01/2024	4,257,163
Michigan Finance Authority RB Refunding for Trinity Health Corp. Obligated Group Series 2017 A (Aa3/AA-)
1,950,000	5.000	12/01/2023	2,048,985
Michigan Finance Authority Tobacco Settlement Asset Backed Bonds Series 2020A Class 1 Senior Bonds (NR\A)
3,000,000	5.000	06/01/2024	3,157,318
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A)
5,000,000	0.897	06/01/2022	4,998,773
5,000,000	1.086	06/01/2023	4,925,761
5,500,000	1.376	06/01/2024	5,312,505
10,000,000	1.476	06/01/2025	9,490,111
Michigan State Building Authority 2013 Revenue & Revenue Refuning Bonds Series 1-A (AA-/AA-)
1,000,000	5.000	10/15/2029	1,046,824
Michigan State Building Authority RB Refunding Series 2020 (Aa2/NR)
750,000	0.602	04/15/2023	739,413
920,000	0.652	10/15/2023	896,114

210	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan State Hospital Finance Authority RB Refunding for Trinity Health Corp. Obligated Group Series 2008 C (Aa3/WR/AA-)
$2,215,000	5.000%	12/01/2025	$2,437,457
Michigan State Hospital Finance Authority Refunding And Project RB Series 2010F-5 (AA+/A-1+/AA+/F1+)(a)(b)
4,400,000	2.400	03/15/2023	4,421,415
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (Baa2/NR)
2,210,000	5.000	12/31/2023	2,318,297
2,685,000	5.000	06/30/2024	2,819,409
3,500,000	5.000	12/31/2024	3,710,097
Okemos Public Schools GO Bonds Series 2019 (Q-SBLF) (Aa1/NR)
2,380,000	5.000	05/01/2023	2,462,761
2,730,000	5.000	05/01/2024	2,899,700
Regents of University of Michigan General RB Series 2012B (AAA/A-1+/NR)(a)
19,790,000	0.110	04/01/2042	19,790,000
Regents of University of Michigan General RB Series 2012E (AAA/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.27%)
3,430,000	0.470	04/01/2022	3,430,000
Star International Academy Refunding Bonds Series 2020 (BBB/NR)
665,000	4.000	03/01/2023	672,745
690,000	4.000	03/01/2024	700,870
720,000	4.000	03/01/2025	733,400
745,000	4.000	03/01/2026	760,128
775,000	4.000	03/01/2027	793,077
Wayne County Airport Authority RB Series 2018C (NON-AMT) (A-/A)
500,000	5.000	12/01/2022	511,646
Wayne State University Board of Governors General RB Series 2018A (A+/NR)
1,005,000	5.000	11/15/2030	1,105,181
970,000	5.000	11/15/2031	1,065,271
Wayne State University Board of Governors General RB Series 2020A (A+/NR)
745,000	1.097	11/15/2022	742,850
500,000	1.219	11/15/2023	489,656
700,000	1.322	11/15/2024	671,493
Western Michigan University Board of Trustees General RB Series 2019A (A/NR)
1,490,000	5.000	11/15/2022	1,523,632
160,000	5.000	11/15/2023	167,806
Ypsilanti Community Schools 2016 UT GO Refunding Bonds Series A (Q-SBLF) (AA/NR)
1,000,000	5.000	05/01/2022	1,003,057
Ypsilanti Community Schools 2020 UT GO Refunding Bonds (Q-SBLF) (AA/NR)
500,000	1.810	05/01/2023	496,940
515,000	1.889	05/01/2024	503,153

			213,322,529

Municipal Bonds – (continued)
Minnesota – 0.5%
City of Minneapolis GO Refunding Bonds Series 2020 (NR/AAA)
5,730,000	2.000	12/01/2029	5,553,567
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2022 (NR/BBB-)
275,000	5.000	06/15/2025	295,069
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BBB-)
300,000	5.000	06/15/2023	310,574
265,000	5.000	06/15/2024	279,087
360,000	5.000	06/15/2026	392,142
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corp. Series 2017 (Baa1/NR)
500,000	4.000	05/01/2022	501,098
575,000	5.000	05/01/2023	594,369
Metropolitan Council GO Grant Anticipation Notes Series 2021B (Aaa\AAA)
13,000,000	5.000	12/01/2024	14,033,807
Minneapolis-St. Paul Metropolitan Airports Commission RB Refunding Series 2019 B (AMT) (NR/A)
2,810,000	5.000	01/01/2024	2,948,686
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
100,000	3.000	12/01/2022	100,728
100,000	3.000	12/01/2023	101,090
100,000	4.000	12/01/2024	103,580
180,000	4.000	12/01/2025	188,344
Minnesota State Colleges & Universities Board Of Trustees RB Series 2021A (AA-/NR)
1,555,000	5.000	10/01/2026	1,752,483
Minnesota State Trunk Highway GO Bonds Series 2020 F (Aa1/AAA)
2,450,000	2.500	08/01/2026	2,487,311
State of Minnesota GO Bonds Series 2021 B (Aa1/AAA)
5,165,000	5.000	09/01/2025	5,681,542
State of Minnesota GO Various Purpose Bonds Series 2015A (AAA/AAA)
13,000,000	5.000	08/01/2034	14,187,057
State of Minnesota State Trunk Highway GO Bonds Series 2015 B (Aa1/AAA)
3,240,000	5.000	08/01/2022	3,281,882

			52,792,416

Mississippi – 0.5%
City of Jackson GO Refunding Bonds Series 2021 (Baa3/A+)
325,000	5.000	03/01/2023	334,797
500,000	5.000	03/01/2024	528,019
1,000,000	5.000	03/01/2025	1,082,195
830,000	5.000	03/01/2026	919,533
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (NON-AMT) (Baa2\BBB) (PUTABLE)(a)(b)(c)
10,500,000	2.650	04/01/2027	10,397,292
Mississippi Business Finance Corp Solid Waste Disposal RB Series 2002 (A-/A-2/NR) (PUTABLE)(a)(b)(c)
1,000,000	2.200	06/03/2024	991,621

The accompanying notes are an integral part of these financial statements.	211

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Mississippi – (continued)
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (Baa3/BBB+)
$3,425,000	2.500%	04/01/2022	$3,425,000
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding Bonds Series 2020A-1 (BBB+/NR)(a)(b)
7,750,000	5.000	09/01/2025	8,401,582
State of Mississippi RB Series 2015 E (A3/A-)
2,575,000	5.000	10/15/2024	2,756,224
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2018 (BBB/NR) (PUTABLE)(a)(b)(c)
8,225,000	2.900	09/01/2023	8,329,641
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2020A (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(c)
9,085,000	1.375	06/16/2025	8,740,395
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2020C (NON-AMT) (BBB/NR)(a)(b)
9,300,000	1.375	06/16/2025	8,944,128
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (Baa2/BBB) (PUTABLE)(a)(b)(c)
1,175,000	1.600	06/16/2025	1,138,099

			55,988,526

Missouri – 0.4%
Kansas City Industrial Development Authority RB Refunding for Kansas City International Airport Project Series 2020 C (A2/A-)
4,000,000	1.075	03/01/2023	3,957,693
3,000,000	1.302	03/01/2024	2,905,442
3,220,000	1.402	03/01/2025	3,055,599
Metropolitan St. Louis Sewer District RB Refunding Series 2015 B (Aa1/AAA)(b)
4,665,000	5.000	05/01/2025	5,088,954
8,770,000	5.000	05/01/2038	9,512,281
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
570,000	5.000	09/01/2023	589,917
600,000	5.000	09/01/2024	627,092
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (A1/NR)
575,000	5.000	02/15/2023	591,915
400,000	5.000	02/15/2024	422,661
Missouri Highways and Transportation Commission Third Lien State Road Bonds Series A 2021 (Aa1\AA+)
1,805,000	5.000	11/01/2024	1,942,532
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
105,000	5.000	10/01/2024	111,917
125,000	5.000	10/01/2025	136,107
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for Union Electric Co. Project Series 1992 (A2/A)
5,300,000	1.600	12/01/2022	5,300,438
Southeast Missouri State University System Facilities Refunding RB Series 2020 (A/NR)
585,000	5.000	04/01/2022	585,000

Municipal Bonds – (continued)
Missouri – (continued)
Southeast Missouri State University System Facilities Refunding RB Series 2020 (A/NR) – (continued)
1,200,000	5.000	04/01/2023	1,236,997
1,405,000	5.000	04/01/2024	1,473,852
1,410,000	5.000	04/01/2025	1,508,988
2,795,000	5.000	04/01/2026	3,049,712
St. Louis Revenue & Refunding Rb Series 2007-A (AGM) (AA/A)
1,000,000	5.250	07/01/2026	1,119,608

			43,216,705

Montana – 0.1%
City of Billings RB for Sewer System Series 2017 (Aa3/NR)
310,000	5.000	07/01/2022	313,002
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A3/A-)
8,790,000	2.000	08/01/2023	8,802,891
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (Aa2/NR)
470,000	5.000	12/01/2022	481,387
Montana Facility Finance Authority RB for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (Aa3/AA-)
500,000	5.000	01/01/2023	512,998

			10,110,278

Nebraska – 0.2%
Central Plans Energy Project Gas Supply Revenue Refunding Bonds Series 2019 (NR/AA-)(a)(b)
12,400,000	4.000	08/01/2025	12,999,943
Douglas County Hospital Authority No. 2 RB for Children’s Hospital Obligated Group Series 2020 B (A1/NR)(a)(b)
2,100,000	5.000	11/15/2025	2,292,398
Douglas County Hospital Authority No. 2 RB Refunding for Children’s Hospital Obligated Group Series 2020 A (A1/NR)
110,000	5.000	11/15/2023	115,547
175,000	5.000	11/15/2025	192,252
Washington County Wastewater & Solid Waste Disposal Facilities Revenue Refunding Bonds Series 2012 (A/NR) (PUTABLE)(a)(b)(c)
4,700,000	0.900	09/01/2025	4,480,584

			20,080,724

Nevada – 0.5%
City of North Las Vegas GO Refunding Bonds for Wastewater Reclamation Series 2019 (BAM) (A1/AA)
1,970,000	5.000	06/01/2024	2,097,454
Clark County School District Building GO Bonds Series 2016 B (A1/A+)
1,190,000	5.000	06/15/2022	1,199,204
Clark County School District Building GO Bonds Series 2017 A (A1/A+)
3,675,000	5.000	06/15/2022	3,703,424
Clark County School District GO Bonds Series 2020 A (AGM) (A1/A+)
600,000	3.000	06/15/2022	602,286

212	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nevada – (continued)
Clark County School District GO Bonds Series 2020 A (AGM) (A1/AA)
$250,000	3.000%	06/15/2023	$254,120
275,000	3.000	06/15/2024	281,315
325,000	3.000	06/15/2025	334,655
550,000	5.000	06/15/2026	614,379
Clark County Water Reclamation District GO Refunding Bonds for Water Reclamation Series 2016 (Aa1/AAA)
3,640,000	5.000	07/01/2022	3,675,612
County of Clark Department of Aviation RB Refunding for Jet Aviation Fuel Tax Series 2013 A (AMT) (A1/A)
500,000	5.000	07/01/2022	504,448
1,650,000	5.000	07/01/2025	1,689,299
2,100,000	5.000	07/01/2026	2,149,229
County of Clark GO Bonds Series 2013 (Aa1/AA+)(b)
19,840,000	5.000	11/01/2023	20,823,451
County of Clark Passenger Facility Charge RB Refunding Series 2017 B (AMT) (Aa3/A)
5,000,000	5.000	07/01/2023	5,185,129
County of Humboldt Nevada Pollution Control RB Refunding for Idaho Power Co. Series 2003 (A1/A-)
12,000,000	1.450	12/01/2024	11,703,434
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/A)
700,000	5.000	07/01/2025	760,142
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/A)
200,000	5.000	07/01/2024	212,496
Washoe County Gas & Water Facilities Refunding RB Series 2016B (NON-AMT) (A+/A-1/WD) (PUTABLE)(a)(b)(c)
2,160,000	3.000	06/01/2022	2,164,002
Washoe County Water Facilities Refunding RB Series 2016C (AMT) (NR/NR) (PUTABLE)(a)(b)(c)
2,000,000	0.625	04/15/2022	1,999,665

			59,953,744

New Hampshire – 0.1%
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-1 (A-/A-2/NR)(a)(b)
1,250,000	2.150	07/01/2024	1,237,806
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-2 (A-/A-2/NR)(a)(b)
5,000,000	2.150	07/01/2024	4,951,224
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-3 (A-/A-2/NR)(a)(b)
5,000,000	2.150	07/01/2024	4,951,224
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-4 (A-/A-2/NR)(a)(b)
3,000,000	2.150	07/01/2024	2,970,735
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
220,000	4.000	01/01/2024	225,394
285,000	4.000	01/01/2025	295,101
265,000	4.000	01/01/2026	276,500
250,000	4.000	01/01/2027	261,866

			15,169,850

Municipal Bonds – (continued)
New Jersey – 5.4%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (Baa1/AA)
500,000	5.000	03/01/2023	514,154
City of Clifton GO Refunding Bonds Series 2021 (BAM) (NR/AA)
2,455,000	3.000	08/15/2025	2,531,958
1,105,000	3.000	08/15/2026	1,147,596
City of Newark GO Refunding Bonds Series 2020 A (AGM ST AID WITHHLDG) (A2/AA)
1,000,000	5.000	10/01/2023	1,042,654
800,000	5.000	10/01/2024	851,502
650,000	5.000	10/01/2025	706,618
750,000	5.000	10/01/2026	831,633
City of Newark GO Refunding Bonds Series 2020 A (ST AID WITHHLDG) (Baa1/NR)
750,000	5.000	10/01/2022	761,926
City of Newark GO Refunding Bonds Series 2020 B (AGM SCH BD RES FD) (A2/AA)
525,000	5.000	10/01/2023	547,393
650,000	5.000	10/01/2024	691,846
600,000	5.000	10/01/2025	652,263
City of Newark GO Refunding Bonds Series 2020 B (SCH BD RES FD) (A3/NR)
580,000	5.000	10/01/2022	589,223
County of Cape May GO Bonds Series 2019 (Aa1/NR)
2,450,000	4.000	10/01/2022	2,484,043
2,655,000	4.000	10/01/2024	2,790,347
County of Mercer GO Bonds Series 2021 (NR/AA+)
1,985,000	2.000	02/15/2025	1,972,491
County of Monmouth GO Bonds Series 2021A (AAA/AAA)
6,415,000	5.000	01/15/2026	7,120,805
2,975,000	5.000	01/15/2027	3,375,226
County of Monmouth GO Refunding Bonds Series 2021B (AAA/AAA)
4,000,000	5.000	01/15/2026	4,440,097
County of Morris GO Bonds for General Improvement and County College Series 2021 (Aaa\AAA)
4,615,000	2.000	02/01/2027	4,582,496
New Jeresy Transportation Trust Fund Authority Transportation Program Bonds 2014 Series AA (A3\BBB)
25,000,000	5.000	06/15/2024	26,420,330
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (NR/BBB)
10,325,000	5.375	01/01/2043	10,764,838
New Jersey Economic Development Authority RB Series 2005 (AMBAC) (BBB/Baa1)
12,350,000	5.500	09/01/2024	13,288,582
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (NR/B)
225,000	4.000	07/01/2022	225,463
270,000	4.000	01/01/2023	271,540
275,000	4.000	07/01/2023	277,613
320,000	4.000	01/01/2024	323,586
325,000	4.000	07/01/2024	329,653

The accompanying notes are an integral part of these financial statements.	213

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB for School Facilities Construction Series 2014 UU (Baa1/BBB)
$10,070,000	5.000%	06/15/2040	$10,624,874
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 A (A1/A+)
1,375,000	1.000	06/01/2023	1,357,111
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 B (AMT) (A1/A+) (PUTABLE)(a)(b)(c)
8,645,000	1.200	06/01/2023	8,562,009
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 C (AMT) (A1/A+)
2,550,000	1.150	06/01/2023	2,519,081
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 E (AMT) (A1/A+)
3,100,000	0.850	12/01/2025	2,851,243
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (A2/AA)
1,000,000	4.000	06/01/2022	1,003,374
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (Baa1/BBB)(d)
(SIFMA Municipal Swap Index Yield + 1.25%)
13,315,000	1.720	09/01/2025	13,477,854
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2015 XX (Baa1/BBB)
6,900,000	5.000	06/15/2025	7,442,087
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (Baa1/BBB)
2,345,000	5.000	06/15/2023	2,426,235
6,500,000	5.000	06/15/2024	6,869,286
New Jersey Economic Development Authority RB Series 2021 QQQ (Baa1/BBB)
260,000	5.000	06/15/2022	261,854
250,000	5.000	06/15/2023	258,660
300,000	5.000	06/15/2024	317,044
385,000	5.000	06/15/2025	415,252
555,000	5.000	06/15/2026	610,203
445,000	5.000	06/15/2027	495,610
New Jersey Economic Development Authority School Facilities Construction Bonds 2016 Series AAA (US TREASURY OBLIGATIONS) (A3\BBB)(b)
5,000,000	5.500	12/15/2026	5,755,044
New Jersey Economic Development Authority School Facilities Construction Bonds 2016 Series XX (A3\BBB)
2,595,000	5.000	06/15/2023	2,684,896
New Jersey Economic Development Authority State Lease RB for Health Department and Taxation Division Office Project 2018 Series A (A3/BBB+)
1,955,000	5.000	06/15/2024	2,066,070

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (NR/BBB+)
440,000	5.000	07/01/2022	444,077
New Jersey Health Care Facilities Financing Authority RB for RWJ Barnabas Health Obligated Group Series 2021 A (Aa3/AA-)
7,670,000	5.000	07/01/2025	8,369,224
New Jersey Health Care Facilities Financing Authority RB Refunding for AHS Hospital Corp. Series 2016 (Aa3/AA-)
1,620,000	5.000	07/01/2026	1,806,512
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack Meridian Health Obligated Group Series 2017 A (NR/AA-)
1,990,000	5.000	07/01/2024	2,124,723
New Jersey Health Care Facilities Financing Authority RB Refunding for RWJ Barnabas Health Obligated Group Series 2016 A (Aa3/AA-)
1,505,000	5.000	07/01/2026	1,680,216
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (Baa2/BBB)
1,240,000	5.000	07/01/2022	1,251,581
New Jersey Healthcare Facilities Financing Authority Revenue & Refunding Bonds Series 2019B-1 (AA-/NR)(a)(b)
13,480,000	5.000	07/01/2024	14,322,202
New Jersey Healthcare Facilities Financing Authority Revenue & Refunding Bonds Series 2019B-2 (AA-/NR)(a)(b)
6,825,000	5.000	07/01/2025	7,462,920
New Jersey Housing & Mortgage Finance Agency Multi-Family RB 2021 Series B (NON-AMT) (HUD SECT 8) (AA-/NR)
1,260,000	0.500	11/01/2023	1,229,440
1,595,000	0.650	05/01/2024	1,545,473
3,085,000	0.750	11/01/2024	2,969,773
2,310,000	0.900	11/01/2025	2,195,934
New Jersey Housing and Mortgage Finance Agency Multi-Family RB 2017 Series A (NON-AMT) (NR\AA-)
1,830,000	2.850	11/01/2025	1,866,989
New Jersey State Turnpike Authority RB Refunding Series 2005 A (AGM) (A2/AA)
1,615,000	5.250	01/01/2026	1,806,127
New Jersey State Turnpike Authority RB Refunding Series 2017 C-3 (A2/A+)(d)
(1M USD LIBOR + 0.60%)
15,565,000	0.919	01/01/2023	15,565,249
New Jersey State Turnpike Authority RB Refunding Series 2017 D-1 (A2/A+)(d)
(1M USD LIBOR + 0.70%)
5,000,000	1.019	01/01/2024	5,023,294
New Jersey State Turnpike Authority RB Series 2014 A (A2/A+)
8,650,000	5.000	01/01/2027	9,202,191
New Jersey Transportation Trust Fund Authority Federal Highway Reimbursement Revenue Notes 2016 Subseries A-1 (A3\A+)
4,395,000	5.000	06/15/2027	4,869,035

214	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Series 2018 (A+/Baa1)
$2,000,000	5.000%	06/15/2024	$2,124,876
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)(g)
28,575,000	0.000	12/15/2028	23,115,263
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (AGM-CR) (A2/AA)
15,080,000	5.250	12/15/2022	15,465,749
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (Baa1/BBB)(g)
25,055,000	0.000	12/15/2025	22,588,844
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (BHAC-CR AMBAC) (Aa1/AA+)(g)
1,130,000	0.000	12/15/2026	1,004,696
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (Baa1/BBB)(g)
34,235,000	0.000	12/15/2027	28,829,547
320,000	0.000	12/15/2031	232,181
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (Baa1/BBB)
3,435,000	5.000	12/15/2023	3,595,080
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (Baa1/BBB)
8,105,000	5.000	12/15/2024	8,657,867
12,905,000	5.000	12/15/2025	14,051,816
New Jersey Transportation Trust Fund Authority RB Refund for Transportation System Bonds Series 2018 A (Baa1/BBB)
2,000,000	5.000	12/15/2023	2,093,205
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (Baa1/A+)
5,000,000	5.000	06/15/2022	5,038,270
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (Baa1/BBB)
27,745,000	5.250	12/15/2023	29,152,895
New Jersey Transportation Trust Fund Authority RB Series 2004 A (NATL) (Baa1/BBB)
4,920,000	5.750	06/15/2023	5,133,835
New Jersey Transportation Trust Fund Authority RB Series 2006 C (AMBAC) (Baa1/BBB)(g)
3,500,000	0.000	12/15/2026	3,054,737
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (Baa1/A+)
11,250,000	5.000	06/15/2023	11,673,746
New Jersey Transportation Trust Fund Authority Transportation System RB Series 2006 A (AGM-CR) (A2/AA)
30,330,000	5.500	12/15/2022	31,158,194
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (A3/BBB+)
22,450,000	4.000	06/01/2023	22,957,915
50,135,000	5.000	06/01/2024	53,094,063

Municipal Bonds – (continued)
New Jersey – (continued)
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (A3/BBB+) – (continued)
44,005,000	5.000	06/01/2025	47,668,183
11,650,000	5.000	06/01/2026	12,875,220
28,235,000	5.000	06/01/2027	31,723,474
State of New Jersey GO Bonds Series 2021 (A3/BBB+)
10,000,000	2.000	06/01/2026	9,753,950
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BBB+)
2,035,000	3.200	06/01/2027	2,037,955
Toms River Regional School District Board of Education Bonds (SCH BD RES FD) (AA-/NR)
2,695,000	2.000	07/15/2022	2,701,977
Township of Monroe Middlesex County GO Refunding Bonds Series 2021 (NR/AA+)
1,555,000	4.000	01/15/2025	1,635,030
1,045,000	4.000	01/15/2027	1,131,265
Township of Plainsboro General Improvement Bonds Series 2016 (AAA/NR)
1,050,000	2.000	08/01/2022	1,053,352

			636,871,808

New Mexico – 0.4%
City of Farmington Pollution Control Revenue Refunding Bonds 2010 Series B (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(c)
3,800,000	2.125	06/01/2022	3,802,610
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 A (Baa2/BBB) (PUTABLE)(a)(b)(c)
3,330,000	0.875	10/01/2026	3,066,864
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 C (Baa2/BBB) (PUTABLE)(a)(b)(c)
10,000,000	1.150	06/01/2024	9,713,031
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 D (Baa2/BBB) (PUTABLE)(a)(b)(c)
14,760,000	1.100	06/01/2023	14,566,520
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 E (Baa2/BBB) (PUTABLE)(a)(b)(c)
11,500,000	1.150	06/01/2024	11,169,986
New Mexico Finance Authority RB Refunding for State Transportation Commission Series 2012 (Aa1/AA+)
4,075,000	5.000	06/15/2022	4,107,502
New Mexico Finance Authority RB Series 2021 A (Aa2/AA)
3,400,000	5.000	06/15/2026	3,805,245
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
100,000	4.000	09/01/2023	102,399
100,000	4.000	09/01/2024	103,625
175,000	4.000	09/01/2025	183,567
150,000	5.000	09/01/2026	165,338

			50,786,687

New York – 16.4%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (NR/NR)
5,400,000	1.625	11/01/2025	5,185,535

The accompanying notes are an integral part of these financial statements.	215

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (Ba1/NR)
$500,000	5.000%	07/15/2022	$504,254
500,000	5.000	07/15/2023	518,985
Broome County Local Development Corp. RB Refunding for United Health Services Hospitals Obligated Group Series 2020 (AGM) (NR/AA)
500,000	5.000	04/01/2024	529,010
520,000	5.000	04/01/2025	563,382
500,000	5.000	04/01/2026	553,976
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
120,000	4.000	06/15/2023	122,674
120,000	4.000	06/15/2024	123,882
110,000	4.000	06/15/2025	114,847
Chautauqua County Capital Resource Corporation Exempt Facilities Revenue Refunding Bonds Series 2020 (NON-AMT) (Baa3\BBB-)(a)(b)
2,500,000	1.300	04/03/2023	2,469,660
City of New York GO Bonds 2022 Series B and C Tax Exempt Bonds (Aa2/AA)(e)
25,000,000	5.000	08/01/2024	26,717,013
10,000,000	5.000	08/01/2025	10,937,349
7,755,000	5.000	08/01/2026	8,665,498
City of New York GO Bonds Fiscal 2014 Series D Subseries D-3 (Aa2/WR/AA)
42,105,000	5.000	08/01/2038	43,886,492
City of New York GO Bonds Series 2012 B (Aa2/AA)
6,675,000	5.000	08/01/2023	6,746,610
County of Monroe GO Bonds Series 2021 (NR/AA-)
2,890,000	5.000	06/01/2024	3,067,500
5,160,000	5.000	06/01/2025	5,601,053
5,465,000	5.000	06/01/2026	6,060,357
5,085,000	5.000	06/01/2027	5,744,848
County of Nassau GO Bonds for General Improvement Series 2017 B (A2/A+)
2,345,000	5.000	04/01/2022	2,345,000
County of Nassau GO Bonds for General Improvement Series 2018 B (AGM) (A2/AA)
1,000,000	5.000	07/01/2022	1,009,488
County of Nassau GO Bonds Series 2014 A (A2/A+)(b)
12,040,000	5.000	04/01/2024	12,762,825
County of Suffolk Public Improvement Serial Bonds 2018 Series A (AGM) (AA/BBB+)
5,005,000	5.000	06/01/2022	5,036,854
County of Suffolk Public Improvement Serial Bonds 2019 Series A (BAM) (AA/BBB+)
3,160,000	5.000	04/01/2023	3,262,492
County of Suffolk Refunding Serial Bonds 2017 Series A (AGM) (AA/BBB+)
7,035,000	4.000	02/01/2023	7,175,267
County of Suffolk Refunding Serial Bonds 2017 Series B (AGM) (AA/BBB+)
6,360,000	4.000	10/15/2023	6,567,175

Municipal Bonds – (continued)
New York – (continued)
County of Suffolk Refunding Serial Bonds 2020 Series B (AGM) (AA/BBB+)
3,430,000	5.000	05/15/2022	3,445,838
3,115,000	5.000	05/15/2023	3,227,160
County of Suffolk Refunding Serial Bonds 2020 Series C (AGM) (AA/BBB+)
1,060,000	1.046	06/15/2023	1,044,546
2,690,000	1.407	06/15/2024	2,603,926
Dormitory Authority of the State of New York Sales Tax RB Series 2016A (Aa2\AA+)
2,365,000	5.000	03/15/2030	2,638,166
Dutchess County Local Development Corp. RB for Health QuestSystems Obligated Group Series 2016 B (Baa2/A-)
24,725,000	5.000	07/01/2046	26,697,452
Long Island Power Authority Electic System General RB Series 2019B (A/A)(a)(b)
13,675,000	1.650	09/01/2024	13,553,298
Long Island Power Authority RB Refunding Series 2014 C (A2/A)(b)(d)
(1M USD LIBOR + 0.75%)
34,000,000	1.069	10/01/2023	33,990,120
Long Island Power Authority RB Refunding Series 2015 C (A2/A)(b)(d)
(1M USD LIBOR + 0.75%)
28,500,000	1.069	10/01/2023	28,491,718
Long Island Power Authority RB Refunding Series 2020 B (A2/A)(a)(b)
8,000,000	0.850	09/01/2025	7,593,390
Long Island Power Authority RB Refunding Series 2021 B (A2/A)(a)(b)
15,000,000	1.500	09/01/2026	14,448,529
Long Island Power Authority RB Series 2012 B (A2/A)
10,000,000	5.000	09/01/2027	10,142,238
Long Island Power Authority RB Series 2021 (A2/A)
14,000,000	1.000	09/01/2025	13,266,862
Metropolitan Transportation Authority Dedicated Tax RB Refunding RMKT 08/13/13 Series 2008 B-4 (NR/AA)
14,265,000	5.000	11/15/2023	15,005,509
Metropolitan Transportation Authority Dedicated Tax RB Refunding Series 2012 (NR/AA)
6,975,000	5.000	11/15/2029	7,106,908
Metropolitan Transportation Authority RB Anticipation Notes Series 2020 A-1 (MIG2/SP-2)
41,265,000	5.000	02/01/2023	42,267,591
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
4,250,000	4.000	11/15/2026	4,520,964
3,750,000	5.000	11/15/2027	4,202,970
Metropolitan Transportation Authority RB Refunding Series 2012 D (A3/BBB+)
4,750,000	5.000	11/15/2030	4,840,790
Metropolitan Transportation Authority RB Refunding Series 2016 B (A3/BBB+)
1,040,000	5.000	11/15/2025	1,131,159

216	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding Series 2017 C-1 (A3/BBB+)
$9,000,000	5.000%	11/15/2026	$9,962,091
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A3/NR/BBB+)(b)(d)
(1M USD LIBOR + 0.55%)
26,460,000	0.855	11/01/2022	26,398,581
Metropolitan Transportation Authority RB RMKT 11/15/13 Subseries 2008 B-3 (A3/BBB+)
1,280,000	5.000	11/15/2023	1,340,212
Metropolitan Transportation Authority RB Series 2011 B (A3/WR/BBB+)(b)(d)
(1M USD LIBOR + 0.55%)
26,625,000	0.855	11/01/2022	26,563,214
Metropolitan Transportation Authority RB Series 2012 H (A3/BBB+)
1,570,000	5.000	11/15/2033	1,600,009
3,110,000	5.000	11/15/2042	3,169,436
Metropolitan Transportation Authority RB Series 2015 B (A3/BBB+)
2,340,000	5.250	11/15/2055	2,498,926
Metropolitan Transportation Authority RB Series 2019 D-1 (MIG2/SP-2)
9,000,000	5.000	09/01/2022	9,124,292
Metropolitan Transportation Authority RB Subseries 2014 D-2 (A3/BBB+)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.45%)
15,000,000	0.920	11/15/2022	15,003,561
Metropolitan Transportation Authority Transportation RB Series 2012E (A3\BBB+)
1,895,000	4.000	11/15/2038	1,915,069
Metropolitan Transportation Authority Transportation Revenue Variable Rate Bonds for Transportation Revenue Variable Rate Refunding Bonds Subseries 2002G-1H (A3/WR\BBB+)(d)
16,750,000	(SOFR + 0.60%) 0.801	11/01/2026	16,443,959
Metropolitan Transportational Authority Revenue Green Bonds Series 2019A (BBB+/A-)(a)(b)
56,070,000	5.000	11/15/2024	59,946,837
Monroe County Industrial Development Corp. RB Refunding for Rochester Regional Health Obligated Group Series 2020 A (NR/BBB+)
300,000	5.000	12/01/2022	306,787
250,000	5.000	12/01/2023	262,187
600,000	5.000	12/01/2024	640,142
750,000	5.000	12/01/2025	816,484
New York City GO Bonds Series 2015 F-1 (Aa2/AA)
5,395,000	5.000	06/01/2025	5,880,296
New York City GO Bonds Subseries 2006 C-4 (AGM) (Aa2/AA)(a)
300,000	0.690	01/01/2032	300,000
New York City GO Bonds Subseries 2012 A-1 (Aa2/AA)(b)
10,210,000	5.000	10/01/2022	10,401,272

Municipal Bonds – (continued)
New York – (continued)
New York City GO Refunding Bonds Fiscal 2018 Series A (Aa2/AA)
4,175,000	5.000	08/01/2026	4,667,602
New York City GO Refunding Bonds Fiscal 2019 Series A (Aa2/AA)
27,605,000	5.000	08/01/2024	29,518,860
4,670,000	5.000	08/01/2025	5,110,596
New York City GO Refunding Bonds Subseries 2020 C-1 (Aa2/AA)
1,160,000	5.000	08/01/2024	1,240,423
New York City GO Refunding Bonds Subseries 2021 A-1 (Aa2/AA)
11,845,000	5.000	08/01/2024	12,666,216
6,265,000	5.000	08/01/2025	6,856,079
New York City Housing Development Corp Multi-Family RB 2018 Series L-1 & 2018 Series L-2 (AA+/NR)(a)(b)
7,010,000	2.750	12/29/2023	7,051,181
New York City Housing Development Corp. RB Green Bond Series 2020 A-3 (Aa2/AA+)(a)(b)
10,500,000	1.125	11/01/2024	10,192,945
New York City Housing Development Corp. RB Series 2020 D-2 (FHA 542 (C)) (Aa2/AA+)(a)(b)
2,000,000	0.700	11/01/2024	1,910,706
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (FGIC) (Baa1/NR)(d)
2,505,000	(MUNI-CPI + 0.88%) 8.741	03/01/2025	2,584,577
2,610,000	8.751	03/01/2026	2,712,310
2,725,000	8.761	03/01/2027	2,845,940
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (NATL) (Baa1/NR)(d)
2,405,000	(MUNI-CPI + 0.86%) 8.731	03/01/2024	2,462,635
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A2/AA)
2,000,000	5.000	01/01/2026	2,188,423
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2014 Series CC (Aa1\AA+)
4,270,000	5.000	06/15/2047	4,511,091
New York City Transitional Finance Authority Building Aid RB Fiscal 2016 Series S-1 (Aa3\AA)
10,000,000	5.000	07/15/2032	10,989,007
New York City Transitional Finance Authority Building Aid RB Refunding Series 2021 S-1B (ST AID WITHHLDG) (Aa3/AA)
26,570,000	0.640	07/15/2024	25,320,466
New York City Transitional Finance Authority Building Aid RB Series 2015 S-1 (ST AID WITHHLDG) (Aa3/AA)
10,000,000	5.000	07/15/2033	10,744,060
New York City Transitional Finance Authority Future Tax Secured RB Refunding Series 2015 C (Aa1/AAA)
2,325,000	5.000	11/01/2024	2,497,901
New York City Transitional Finance Authority Future Tax Secured RB Refunding Series 2020 A Subseries 2020 A-1 (Aa1/AAA)
14,000,000	5.000	11/01/2025	15,392,061

The accompanying notes are an integral part of these financial statements.	217

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2007 C-3 (AGM) (Aa1/AAA)(a)
$200,000	0.690%	11/01/2027	$200,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2013 Subseries A-6 (Aa1/WR/AAA)
15,750,000	5.000	08/01/2027	17,886,834
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2014 D-1 (Aa1/AAA)
4,600,000	5.000	02/01/2028	4,846,856
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2015 B-1 (Aa1/AAA)
3,825,000	5.000	08/01/2030	4,075,772
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-2 (Aa1/AAA)
23,565,000	2.570	11/01/2023	23,615,764
25,580,000	2.640	11/01/2024	25,423,888
17,885,000	2.740	11/01/2025	17,712,456
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-4 (Aa1/VMIG1/AAA/A-1)(a)
26,000,000	0.100	11/01/2044	26,000,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2020 Subseries A-4 (Aa1/AAA)
7,800,000	1.940	05/01/2024	7,679,405
33,155,000	2.010	05/01/2025	32,232,509
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds 2021 Subseries F-1 (Aa1/AAA)
15,000,000	5.000	11/01/2023	15,762,724
New York City Water & Sewer System RB Refunding Series 2021 DD (Aa1/AA+)
20,000,000	5.000	06/15/2026	22,341,044
New York City Water & Sewer System RB Series 2013 DD (Aa1/AA+)
10,000,000	5.000	06/15/2035	10,377,875
New York City Water & Sewer System RB Subseries 2021 AA-2 (Aa1/AA+)
4,250,000	5.000	06/15/2028	4,770,516
New York Convention Center Development Corp. RB for New York City Hotel Unit Fee Revenue Series 2016 B (Baa2/NR)
1,370,000	5.000	11/15/2022	1,397,431
540,000	5.000	11/15/2023	563,971
New York Convention Center Development Corp. RB Refunding for New York City Hotel Unit Fee Revenue Series 2015 (A2/NR)
860,000	5.000	11/15/2022	878,876
25,000	5.000	11/15/2024	26,785
270,000	5.000	11/15/2025	295,632
6,000,000	5.000	11/15/2026	6,584,921
New York Convention Center Development Corp. Revenue Refunding Bonds Series 2015 (A2\NR)
705,000	5.000	11/15/2040	766,554

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority Northwell Health Obigated Group RB Series 2019B-2 (A-/A-)(a)(b)
10,230,000	5.000	05/01/2024	10,719,132
New York State Dormitory Authority RB for New York State University Series 2013 A (Aa3/A+)(b)
2,450,000	5.000	07/01/2023	2,550,264
New York State Dormitory Authority RB for State of New York Personal Income Tax Revenue Series 2010 D (Aa2/AA+)
7,770,000	5.000	03/15/2024	8,092,955
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (Aa2/AA+)
62,425,000	5.000	03/15/2023	64,430,622
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
925,000	5.000	07/01/2024	971,361
970,000	5.000	07/01/2025	1,036,693
1,025,000	5.000	07/01/2026	1,111,349
New York State Dormitory Authority RB Refunding for Northwell Health Obligated Group Series 2019 A (A3/A-)
1,170,000	5.000	05/01/2022	1,173,434
1,215,000	5.000	05/01/2023	1,255,796
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Revenue Series 2015 B (Aa2/AA+)
1,920,000	5.000	02/15/2029	2,071,704
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Revenue Series 2015 E (Aa2/AA+)
32,965,000	3.250	03/15/2035	33,350,334
New York State Dormitory Authority Sales Tax RB Refunding Series 2014 A (Aa2/AA+)
5,580,000	5.000	03/15/2029	5,908,836
New York State Dormitory Authority Sales Tax RB Refunding Series 2015 B (Aa2/AA+)
8,225,000	5.000	03/15/2032	8,990,090
New York State Dormitory Authority Sales Tax RB Refunding Series 2018 E Group 1 (Aa2/AA+)
31,875,000	5.000	03/15/2023	32,899,096
New York State Dormitory Authority Sales Tax RB Series 2015A (AA+/AA+)
6,810,000	5.000	03/15/2026	7,384,675
New York State Dormitory Authority Sales Tax RB Series 2015B (AA+/AA+)
6,735,000	5.000	03/15/2026	7,392,067
New York State Dormitory Authority School District Financing RB Series 2020 A (AGM) (A1/AA)
550,000	5.000	10/01/2022	560,084
675,000	5.000	10/01/2023	706,538
815,000	5.000	10/01/2024	874,847
New York State Dormitory Authority State Personal Income Tax RB Federally Taxable Build America Bonds Series 2010 D (Aa2/AA+)
730,000	4.900	03/15/2023	750,765
New York State Dormitory Authority State Personal Income Tax RB for General Purpose Series 2019 A (ETM) (Aa2/NR)
34,055,000	5.000	03/15/2025	36,982,361

218	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority State Personal Income Tax RB Refunding for General Purpose Series 2012 A (Aa2/AA+)
$5,125,000	5.000%	12/15/2029	$5,253,052
New York State Dormitory Authority State Personal Income Tax RB Refunding for General Purpose Series 2017 A (Aa2/AA+)
2,150,000	5.000	02/15/2026	2,380,334
New York State Energy Research & Development Authority Pollution Control RB 2004 Series C (A-/A-) (PUTABLE)(a)(b)(c)
17,000,000	2.625	07/03/2023	17,097,179
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (Baa1/A-)(a)
27,750,000	0.420	07/01/2034	27,750,000
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (NR/NR)(a)(b)
3,710,000	1.100	05/01/2027	3,453,850
New York State Housing Finance Agency RB Series 2021 D-2 (SONYMA) (Aa2/NR)(a)(b)
8,500,000	0.650	11/01/2025	7,904,967
New York State Housing Finance Agency RB Series 2021 E-2 (SONYMA) (Aa2/NR)(a)(b)
5,000,000	0.650	11/01/2025	4,649,980
New York State Thruway Authority RB Refunding for State of New York Personal Income Tax Revenue Series 2021 A-1 (NR/AA+)
38,920,000	5.000	03/15/2026	43,281,430
New York State Thruway Authority RB Series 2014 J (A1/A)
4,040,000	5.000	01/01/2041	4,230,174
New York State Urban Development Corp Sales Tax RB Series 2021 A (AA+/AA+)
29,605,000	5.000	03/15/2025	32,138,708
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (Aa2/AA+)
1,120,000	5.000	03/15/2027	1,184,235
New York State Urban Development Corp. RB for State of New York Personal Income Tax Revenue Series 2013 C (Aa2/AA+)
10,000,000	5.000	03/15/2029	10,303,066
New York State Urban Development Corp. Taxable Refunding RB Series 2017 B (Aa2/AA+)
10,175,000	2.670	03/15/2023	10,239,026
28,250,000	2.860	03/15/2024	28,334,287
New York State Urban Development Corp. Taxable Refunding RB Series 2017 D-1 (Aa2/AA+)
20,015,000	2.980	03/15/2025	20,049,690
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
5,300,000	5.000	01/01/2023	5,416,404
13,975,000	5.000	01/01/2024	14,573,919
8,000,000	5.000	01/01/2025	8,484,483
3,425,000	5.000	01/01/2026	3,684,830
3,000,000	5.000	01/01/2028	3,304,254
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM-CR) (A2/AA)
1,250,000	4.000	07/01/2046	1,280,339

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (Baa1/NR)
250,000	5.000	12/01/2022	254,560
1,500,000	5.000	12/01/2023	1,554,904
1,850,000	5.000	12/01/2024	1,954,164
2,315,000	5.000	12/01/2025	2,467,501
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 B (Baa1/NR)
1,200,000	1.610	12/01/2022	1,197,193
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/NR)
850,000	5.000	12/01/2022	866,236
2,080,000	5.000	12/01/2023	2,162,326
1,000,000	5.000	12/01/2024	1,061,323
830,000	5.000	12/01/2025	893,317
1,000,000	5.000	12/01/2026	1,091,952
1,100,000	5.000	12/01/2027	1,212,103
1,000,000	5.000	12/01/2028	1,111,627
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (Baa3\NR)
3,000,000	4.000	07/01/2046	3,063,634
13,290,000	5.000	07/01/2046	13,928,518
Port Authority of New York & New Jersey Consolidated Bonds 177th Series (A+/A+)
2,715,000	4.000	07/15/2031	2,760,562
Port Authority of New York & New Jersey Consolidated Bonds 183rd Series (A+/A+)
1,025,000	4.000	12/15/2036	1,056,825
Port Authority of New York & New Jersey Consolidated Bonds 189th Series (A+/A+)
2,710,000	5.000	05/01/2028	2,938,528
Port Authority of New York & New Jersey Consolidated Bonds 194th Series (A+/A+)
1,025,000	5.000	10/15/2034	1,118,815
Port Authority of New York & New Jersey Consolidated Bonds 223rd Series (A+/A+)
2,355,000	5.000	07/15/2024	2,494,750
1,400,000	5.000	07/15/2025	1,514,683
2,250,000	5.000	07/15/2026	2,482,015
1,625,000	5.000	07/15/2027	1,823,382
Port Authority of New York & New Jersey Consolidated Bonds 227th Series (A+/A+)
8,975,000	3.000	10/01/2027	9,161,006
Port Authority of New York & New Jersey Consolidated Bonds 275th Series (A+/A+)
2,505,000	5.000	09/15/2025	2,719,763
Port Authority of New York & New Jersey Consolidated Bonds Series 186 (A+/A+)
8,345,000	5.000	10/15/2033	8,849,595
Port Authority of New York & New Jersey Consolidated Notes Series AAA (A+/A+)
50,320,000	1.086	07/01/2023	49,721,242
Port Authority of New York and New Jersey Consolidation Bonds 194th Series (Aa3\A+)
7,750,000	5.250	10/15/2055	8,497,067

The accompanying notes are an integral part of these financial statements.	219

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Port Authorty of New York Consolidated Bonds 227th Series (Aa3/A+)
$8,935,000	3.000%	10/01/2028	$9,088,313
Sales Tax Asset Receivable Corp Sales Tax Asset RB Fiscal 2015 Series A (AA+/AA+)(b)
1,365,000	5.000	10/15/2024	1,468,859
40,035,000	4.000	10/15/2024	42,096,694
State of New York Dormitory Authority Personal Income Tax Tax Exempt RB Series 2020A (Aa2/NR)
40,000,000	5.000	03/15/2026	44,370,084
State of New York Dormitory Authority Personal Income Tax Tax Exempt RB Series 2022A (NR/AA+)
7,235,000	5.000	03/15/2027	8,190,316
State of New York GO Refunding Bonds Series 2021 B (Aa2/AA+)
20,850,000	1.250	03/15/2027	19,315,361
State of New York GO Taxable Refunding Bonds Series 2019B (AA+/AA+)
4,835,000	2.260	02/15/2026	4,741,842
Suffolk Tobacco Asset Securitization Settlement Asset Backed Bonds Series 2021B-1 (A/NR)
1,500,000	0.450	06/01/2031	1,484,022
Town of Oyster Bay Public Improvement Refunding Serial Bonds 2020 (A+/NR)
820,000	4.000	11/01/2022	832,259
Town of Oyster Bay Public Improvement Refunding Serial Bonds 2020 (BAM) (AA/NR)
500,000	4.000	11/01/2023	516,897
475,000	4.000	11/01/2024	496,758
750,000	4.000	11/01/2025	794,619
800,000	4.000	11/01/2026	857,587
675,000	4.000	11/01/2027	729,958
Town of Oyster Bay Public Improvement Refunding Serial Bonds 2021 (A+/NR)
425,000	4.000	03/01/2024	440,979
Town of Oyster Bay Public Improvement Refunding Serial Bonds 2021 (AGM) (AA/NR)
575,000	4.000	03/01/2025	603,456
925,000	4.000	03/01/2026	983,456
825,000	4.000	03/01/2027	886,618
850,000	4.000	03/01/2028	920,781
Triborough Bridge & Tunnel Authority General RB Series 2012A (AA-/AA-)
5,000,000	4.000	11/15/2036	5,062,028
Triborough Bridge & Tunnel Authority General RB Series 2014A (AA-/AA-)
20,135,000	5.000	11/15/2039	21,270,779
Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds Series 2012B (AA-/AA-)
8,125,000	5.000	11/15/2028	8,301,311
Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds Series 2018B (AA-/AA-)
7,610,000	5.000	11/15/2025	8,393,715

Municipal Bonds – (continued)
New York – (continued)
Triborough Bridge & Tunnel Authority General Revenue Variable Rate Refunding Bonds Subseries 2005B-4A (AA-/AA-)(b)(d)
6,431,710	(SOFR + 0.38%) 0.581%	02/01/2024	6,427,551
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Bonds Series 2021B (AA+/AA+)(a)(b)
42,000,000	5.000	05/15/2026	46,532,762
Triborough Bridge & Tunnel Authority Second Subordinate RB Anticipation Notes Series 2021A (NR/A+)
54,195,000	5.000	11/01/2025	59,642,757
Triborough Bridge and Tunnel Authority General Revenue Refunding Bonds Series 2002F (Aa3\AA-)
2,385,000	4.000	11/01/2023	2,469,752
Triborough Bridge and Tunnel Authority Payroll Mobility Tax Senior Lien Bonds Series 2021C-1B (NR\AA+)(a)(b)
10,700,000	5.000	05/15/2026	11,854,775
Utility Debt Securitization Authority Restructuring Bonds Series 2013TE (AAA/AAA)
9,740,000	5.000	12/15/2030	10,249,041
2,500,000	5.000	12/15/2041	2,622,498
Utility Debt Securitization Authority Restructuring Bonds Series 2015 (AAA/AAA)
3,000,000	5.000	12/15/2036	3,298,595

			1,921,076,631

North Carolina – 2.3%
Charlotte-Mecklenburg Hospital Authority RB for Atrium Health Obligated Group Series 2021 B (Aa3/AA-) (PUTABLE)(a)(b)(c)
18,000,000	5.000	12/02/2024	19,296,837
Charlotte-Mecklenburg Hospital Authority RB Series 2018E (AA-/NR)(a)(b)
6,500,000	0.800	10/31/2025	6,187,033
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019A (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(c)
425,000	2.000	10/01/2024	420,717
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019B (NON-AMT) (BBB/NR) (PUTABLE)(a)(b)(c)
450,000	2.000	10/01/2024	445,466
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (AMT) (Baa2/BBB) (PUTABLE)(a)(b)(c)
2,150,000	2.100	10/01/2024	2,133,028
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (NR/BBB) (PUTABLE)(a)(b)(c)
4,550,000	1.375	06/16/2025	4,377,413
County of Wake GO Public Improvement Bonds Series 2021 (AAA/AAA)
7,845,000	5.000	04/01/2026	8,771,582
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (Aa1/NR)(b)
71,475,000	5.000	04/01/2022	71,475,000

220	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Capital Facilities Finance Agency RB Refunding for Campbell University, Inc. Series 2021 A (Baa2/NR)
$1,115,000	5.000%	10/01/2024	$1,180,663
850,000	5.000	10/01/2025	914,869
760,000	5.000	10/01/2026	829,520
North Carolina Capital Facilities Finance Agency RB Refunding for Duke University Project Series 2014 B (Aa1/NR)(b)
35,000,000	5.000	04/01/2022	35,000,000
North Carolina Capital Facilities Finance Agency RB Refunding for High Point University Series 2021 (NR/A-)
220,000	3.000	05/01/2022	220,329
250,000	4.000	05/01/2023	255,935
190,000	4.000	05/01/2024	196,589
240,000	5.000	05/01/2025	258,603
275,000	5.000	05/01/2026	301,734
North Carolina Medical Care Commission RB for Caromont Health Obligated Group Series 2021 B (NR/AA-)(a)(b)
3,470,000	5.000	02/01/2026	3,814,184
North Carolina Municipal Power Agency No. 1 RB Refunding Series 2015 A (NR/A)
6,170,000	5.000	01/01/2025	6,654,079
North Carolina Turnpike Authority RB Series 2020 (NR/BBB)
98,060,000	5.000	02/01/2024	103,051,185
State of North Carolina GO Public Improvement Bonds Series 2018A (Aaa/AAA)
5,020,000	5.000	06/01/2027	5,760,877

			271,545,643

North Dakota – 0.3%
Cass County Joint Water Resource District GO Bonds Series 2021 A (Aa3/NR)
18,895,000	0.480	05/01/2024	18,068,610
City of Grand Forks RB Refunding for Altru Health System Obligated Group Series 2021 (Baa2/NR)
135,000	5.000	12/01/2023	141,785
125,000	5.000	12/01/2024	133,463
165,000	5.000	12/01/2025	179,747
225,000	5.000	12/01/2026	249,522
1,125,000	5.000	12/01/2027	1,265,802
City of Williston Airport RB Series 2018 (A+/NR)
1,815,000	5.000	11/01/2022	1,851,962
1,655,000	5.000	11/01/2023	1,732,813
2,000,000	4.000	11/01/2024	2,061,907
4,155,000	4.500	11/01/2026	4,309,088

			29,994,699

Ohio – 1.6%
Akron Bath Copley Joint Township Hospital District RB Refunding for Summa Health System Obligated Group Series 2020 (WR/NR)
125,000	5.000	11/15/2025	136,050
175,000	5.000	11/15/2026	193,918
American Municipal Power, Inc. RB for Hydroelectric Projects Series 2010 C (A1/A)
2,720,000	6.973	02/15/2024	2,920,744

Municipal Bonds – (continued)
Ohio – (continued)
American Municipal Power, Inc. RB Refunding for Combined Hydroelectric Project Series 2020 A (A1/A)
925,000	5.000	02/15/2025	1,001,844
American Municipal Power, Inc. RB Refunding for Prairie State Energy Campus Project Series 2019 B (A1/A)
3,180,000	5.000	02/15/2023	3,274,663
1,435,000	5.000	02/15/2024	1,517,109
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-1 Class 1 (NR/A)
6,000,000	1.630	06/01/2022	6,006,696
6,345,000	1.650	06/01/2023	6,299,300
5,935,000	1.709	06/01/2024	5,777,290
7,500,000	1.809	06/01/2025	7,187,678
City of Columbus Various Purpose Unlimited Tax Bonds Series 2018 A (Aaa/AAA)
5,000,000	5.000	04/01/2023	5,168,699
Cleveland GO Bonds Series 2020 A (A1/AA+)
125,000	2.000	12/01/2022	125,571
200,000	3.000	12/01/2024	205,116
380,000	3.000	12/01/2025	392,643
600,000	3.000	12/01/2026	623,947
County of Allen Adjustable Rate Hospital Facilities RB Series 2017B (A+/AA-)(a)(b)
5,000,000	5.000	05/05/2022	5,016,976
County of Cuyahoga Hospital RB Series 2017 (Baa3/BBB-)
2,200,000	5.000	02/15/2037	2,396,463
County of Cuyahoga OH RB Series 2017 (BBB-/Baa3)
3,000,000	5.000	02/15/2024	3,157,510
County of Hamilton Sales Tax Refunding Bonds Series 2021A (AA-/NR)
1,150,000	5.000	12/01/2025	1,268,913
County of Montgomery Ohio Hospital Facilities RB Refunding for Miami Valley Hospital Series 2019 A (Baa1/NR)
1,950,000	5.000	11/15/2024	2,084,127
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa3/BBB-)
1,750,000	5.000	02/15/2023	1,797,961
1,500,000	5.000	02/15/2025	1,615,482
Hamilton County Sewer System RB Refunding Series 2019 A (Aa2/AA+)
6,450,000	5.000	12/01/2024	6,964,672
Hillsdale Local School District COPS Series 2020 (BAM) (A2/AA)
675,000	4.000	12/01/2023	697,736
1,245,000	4.000	12/01/2024	1,305,612
1,120,000	4.000	12/01/2025	1,188,399
Kent State University Taxable Refunding RB Series 2020 B (Aa3/A+)
875,000	1.875	05/01/2023	871,811
875,000	1.960	05/01/2024	857,492
1,325,000	2.060	05/01/2025	1,280,591
Lake County Hospital Facilities Refunding RB Series 2015 (US TREASURY OBLIGATIONS) (WR/NR)(b)
11,000,000	5.000	08/15/2025	12,049,578

The accompanying notes are an integral part of these financial statements.	221

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Miami Oxford University RB Refunding Series 2020 A (Aa3/NR)
$340,000	5.000%	09/01/2022	$345,484
395,000	5.000	09/01/2024	423,780
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (Ba1/NR)
1,075,000	2.875	02/01/2026	1,055,391
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (Ba1/NR)
2,695,000	2.875	02/01/2026	2,645,842
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2005 A (AMT) (NR/BBB+) (PUTABLE)(a)(b)(c)
3,750,000	2.100	10/01/2024	3,711,687
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014D (BBB+/NR) (PUTABLE)(a)(b)(c)
5,000,000	1.900	10/01/2024	4,930,864
Ohio Higher Educational Facility Commission RB for University of Dayton RMKT 08/04/06 Series 2003 B (FGIC) (A2/A+)(d)
155,000	(MUNI-CPI + 1.11%) 3.720	12/01/2022	157,105
165,000	3.740	12/01/2023	169,161
Ohio Higher Educational Facility Commission RB for University of Dayton Series 2006 A (AMBAC) (A2/A+)(d)
710,000	(MUNI-CPI + 1.11%) 3.720	12/01/2022	719,642
480,000	3.740	12/01/2023	492,106
Ohio Higher Educational Facility Commission RB Refunding for Xavier University Series 2020 (A3/NR)
425,000	5.000	05/01/2023	438,947
985,000	5.000	05/01/2024	1,040,240
650,000	5.000	05/01/2026	716,907
Ohio State GO Refunding Bonds for Higher Education Series 2014 B (Aa1/AA+)
7,485,000	5.000	08/01/2023	7,808,440
Ohio State Higher Education GO Bonds Series 2019 A (Aa1/AA+)
7,505,000	5.000	05/01/2027	8,559,340
Ohio State Highway Capital Improvement GO Bonds Series 2012 Q (Aa1/AAA)(b)
1,685,000	5.000	05/01/2022	1,690,255
Ohio State Infrastructure Improvement GO Bonds Series 2013 A (Aa1/AA+)
6,505,000	4.000	02/01/2030	6,566,551
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2020 B (A2/A)(a)(b)
5,335,000	5.000	01/15/2025	5,743,935
Ohio State RB Refunding for Adult Correctional Building Funds Series 2020 A (Aa2/AA)
4,535,000	1.610	10/01/2023	4,484,000
3,625,000	1.678	10/01/2024	3,526,493
Ohio State RB Refunding for Premier Health Partners Obligated Group Series 2020 (Baa1/NR)
140,000	5.000	11/15/2024	149,446
280,000	5.000	11/15/2025	304,751
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (NR/A-/A-2)(a)
8,250,000	3.250	11/01/2022	8,313,354

Municipal Bonds – (continued)
Ohio – (continued)
Revere Local School District UT GO Facilities Improvement Bonds Series 2017 A (NR/NR)(b)
1,240,000	5.000	06/01/2022	1,248,032
State of Ohio Capital Facilities Lease Appropriate Bonds Series 2020A (AA/AA)
1,125,000	1.678	10/01/2024	1,094,429
State of Ohio Higher Educational Facility Revenue Refunding Bonds Series 2021B (AA-/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.23%)
4,400,000	0.700	12/01/2026	4,374,469
State of Ohio Hospital RB Series 2018D (A/NR)(a)(b)
11,775,000	5.000	09/15/2023	12,298,717
State of Ohio Major New Infrastructure Project RB Series 2019-1 (AA/NR)
1,000,000	5.000	12/15/2022	1,025,482
1,295,000	5.000	12/15/2023	1,365,359
State of Ohio Turnpike Junior Lien Revenue Refunding Bonds 2022 Series A (Aa3\A+)(e)
2,500,000	5.000	02/15/2024	2,589,107
3,000,000	5.000	02/15/2025	3,178,804
2,250,000	5.000	02/15/2026	2,433,063
2,255,000	5.000	02/15/2027	2,485,723
Willoughby Eastlake City School District GO UT School Improvement Bonds Series 2016 (US TREASURY STRIPS/ US TREASUR) (A2\NR)(b)
2,500,000	5.000	12/01/2025	2,762,228
Winton Woods City School District Board of Education Classroom Facilities UT GO Bonds Series 2017A (SD CRED PROG) (AA/NR)(b)
1,015,000	5.000	05/01/2022	1,018,165
1,790,000	5.000	05/01/2022	1,795,583

			185,047,473

Oklahoma – 0.8%
City of Tulsa GO Bonds Series 2020 (AA/NR)
5,300,000	5.000	03/01/2023	5,460,259
City of Tulsa GO Bonds Series 2021 (AA/NR)
9,300,000	1.000	11/01/2026	8,577,656
Cleveland County Educational Facilities Authority RB for Norman Public Schools Project Series 2019 (NR/A+)
2,005,000	5.000	06/01/2022	2,017,728
Independent School District Combined Purpose GO Bonds Series 2020B (AA/NR)
7,300,000	2.000	08/01/2024	7,300,764
Independent School District Combined Purpose GO Bonds Series 2021B (AA/NR)
13,125,000	1.000	09/01/2025	12,382,700
Independent School District GO Combined Purposed Bonds Series 2020 (AA+/NR)
7,700,000	2.000	03/01/2023	7,717,836
Independent School District GO Combined Purposed Bonds Series 2021 (AA+/NR)
8,840,000	1.250	06/01/2026	8,378,389

222	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oklahoma – (continued)
Oklahoma Capitol Improvement Authority State Facilities RB Series 2017B (AA-/AA-)
$6,155,000	5.000%	01/01/2025	$6,653,322
Oklahoma County Independent School District Combined Purpose GO Bonds Series 2020A (AA/NR)
16,520,000	1.250	07/01/2024	16,077,527
Oklahoma Development Finance Authority Health System RB Series 2018B (BB+/NR)
525,000	5.000	08/15/2022	531,585
500,000	5.000	08/15/2023	519,126
500,000	5.000	08/15/2024	529,244
Oklahoma Development Finance Authority Limited Obligation RB Series 2020 (NR/NR)
17,390,000	1.625	07/06/2023	17,243,487
Oklahoma Turnpike Authority System Refunding Second Senior RB Series 2017 (AA-/AA-)
2,840,000	4.000	01/01/2023	2,893,392

			96,283,015

Oregon – 0.5%
City of Portland First Lien Water System Revenue & Refunding Bonds 2016 Series A (NR/NR)
2,130,000	5.000	04/01/2022	2,130,000
City of Portland Second Lien Sewer System RB 2020 Series A (Aa2/AA)
5,185,000	5.000	03/01/2025	5,634,156
City of Portland Second Lien Water System Revenue Refunding Bonds 2020 Series A (NR/NR)
2,135,000	5.000	05/01/2024	2,270,412
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (NR/BBB-)
385,000	5.000	03/01/2023	393,828
200,000	5.000	03/01/2024	208,761
200,000	5.000	03/01/2025	212,260
Oregon Facilities Authority Revenue Refunding Bonds 2020 Series A (BBB+/NR)
400,000	5.000	10/01/2024	427,456
125,000	5.000	10/01/2026	139,565
Oregon Health & Science University RB Series 2019A (AA-/AA-)
850,000	5.000	07/01/2022	858,106
950,000	5.000	07/01/2023	987,442
Port of Portland International Airport RB Series 27B (A+/NR)
1,155,000	1.200	07/01/2024	1,117,738
Port of Portland International Airport RB Series 28 (AMT) (NR\ AA-)
2,000,000	5.000	07/01/2024	2,115,926
3,000,000	5.000	07/01/2025	3,238,209
5,240,000	5.000	07/01/2026	5,753,934
6,000,000	5.000	07/01/2027	6,694,084
Portland Community College District GO Bonds Series 2013 (AA+/NR)(b)
6,930,000	5.000	06/15/2023	7,205,420
State of Oregon Business Development Commission Recovery Zone Facility Bonds Series 232 (A+/NR) (PUTABLE)(a)(b)(c)
13,050,000	2.400	08/14/2023	13,106,189

Municipal Bonds – (continued)
Oregon – (continued)
State of Oregon GO Bonds 2021 Series H (AA+/AA+)
1,330,000	1.000	08/01/2026	1,247,288
Tualatin Hills Park & Recreation District GO Refunding Bonds Series 2021 (NR/NR)
2,280,000	5.000	06/01/2024	2,432,511
2,450,000	5.000	06/01/2025	2,679,043

			58,852,328

Pennsylvania – 4.5%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (NR/AA)
1,950,000	5.000	10/01/2022	1,985,948
Allegheny County Higher Education Building Authority for Carnegie Mellon University for RB Series 2022A (NR\AA)(b)(d)
5,330,000	(SOFR + 0.29%) 0.500	08/01/2027	5,269,104
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
3,170,000	5.000	04/01/2022	3,170,000
2,250,000	5.000	04/01/2023	2,320,496
4,000,000	5.000	04/01/2024	4,227,245
Allegheny County Hospital Development Authority RB Refunding for UPMC Obligated Group Series 2019 A (A2/A)
1,935,000	5.000	07/15/2022	1,955,380
1,510,000	5.000	07/15/2023	1,571,343
7,900,000	5.000	07/15/2025	8,617,672
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012A (US GOVT SECURITIES) (Baa3\NR)(b)
2,000,000	5.000	05/01/2022	2,005,547
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
545,000	5.000	10/01/2022	553,039
760,000	5.000	10/01/2023	792,999
City of Philadelphia Water & Wastewater RB & Revenue Refunding Bonds Series 2020A (A+/A+)
600,000	5.000	11/01/2025	662,933
605,000	5.000	11/01/2026	683,634
Coatesville School District GO Refunding Bonds Series 2017 (AGM ST AID WITHHLDG) (A1/AA)
1,025,000	5.000	08/01/2022	1,037,504
Coatesville School District GO Refunding Bonds Series 2017 (ETM) (AGM ST AID WITHHLDG) (A1/AA)
100,000	5.000	08/01/2022	101,269
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A1/A)
2,270,000	5.000	06/01/2023	2,346,676
1,720,000	5.000	06/01/2024	1,817,035
Commonwealth of Pennsylvania GO Bonds First Series 2013 (A+/AA-)
23,100,000	4.000	04/01/2032	23,556,426
5,195,000	4.000	04/01/2033	5,293,012
Commonwealth of Pennsylvania GO Bonds First Series 2020 (A+/AA-)
12,655,000	5.000	05/01/2026	14,108,895

The accompanying notes are an integral part of these financial statements.	223

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Commonwealth of Pennsylvania GO Bonds Series 2015 (Aa3/A+)
$7,975,000	5.000%	08/15/2025	$8,751,929
Commonwealth of Pennsylvania GO Bonds: First Series of 2016 & First Refunding Series of 2016 (A+/AA-)
6,635,000	5.000	09/15/2024	7,124,007
Commonwealth of Pennsylvania GO Refunding Bonds First Refunding Series 2017 (A+/AA-)
33,465,000	5.000	01/01/2023	34,362,672
55,075,000	5.000	01/01/2025	59,518,638
County of Beaver GO Refunding Bonds Series 2017 (BAM) (NR/AA)
1,000,000	5.000	04/15/2025	1,076,184
County of Lehigh Purpose Authority RB Refunding for Lehigh Valley Health Network Obligated Group Series 2019 A (A2/A+)
800,000	5.000	07/01/2022	807,019
925,000	5.000	07/01/2023	961,573
1,735,000	5.000	07/01/2024	1,848,907
County of Westmoreland GO Bonds Tax Exempt 2013 Series A (NR/NR)
945,000	5.000	12/01/2023	978,434
55,000	5.000	12/01/2024	57,025
Cumberland County Municipal Authority RB Refunding for Messiah College Series 2020 SS3 (NR/A-)
2,150,000	2.074	11/01/2025	2,027,951
2,195,000	2.345	11/01/2026	2,057,632
Delaware County Authority RB Refunding for Neumann University Series 2020 (NR/BBB)
195,000	4.000	10/01/2022	197,141
235,000	5.000	10/01/2023	243,791
Delaware Valley Regional Finance Authority Local Government RB 2022 Series B (A1\A+)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.40%)
17,860,000	0.870	03/01/2026	17,711,274
Delaware Valley Regional Finance Authority Local Government RB 2022 Series C (NR\A+)(b)(d)
13,580,000	(SOFR + 0.49%) 0.691	03/01/2027	13,462,811
Delaware Valley Regional Finance Authority RB Refunding Series 2020 B (A1/A+/NR)
35,250,000	5.000	11/01/2024	37,605,740
Erie City Water Authority Water RB Series 2016 (A2/NR)(b)
2,375,000	5.000	12/01/2026	2,678,404
Geisinger Authority Health System RB Refunding for Geisinger Health System Series 2020 B (A1/AA-)(a)(b)
17,900,000	5.000	02/15/2027	19,996,910
General Authority of Southcentral Pennsylvania RB Series 2019B (NR/AA-)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.60%)
15,000,000	1.070	06/01/2024	15,062,519
Hospitals & Higher Education Facilities Authority of Philadelphia Hospital RB Series 2017 (BBB/BBB)
4,000,000	5.000	07/01/2022	4,037,064
1,750,000	5.000	07/01/2023	1,818,091

Municipal Bonds – (continued)
Pennsylvania – (continued)
Lancaster County Hospital Authority RB Refunding for The University of Pennsylvania Health System Obligated Group Series 2016 B (Aa3/AA)
7,350,000	5.000	08/15/2026	8,253,396
Lancaster School District GO Bonds Series 2016 (NR\AA)
1,285,000	5.000	06/01/2030	1,394,836
Lancaster School District GO Refunding Bonds Series 2019 B (AGM ST AID WITHHLDG) (NR/AA)
540,000	4.000	06/01/2022	542,482
Lehigh County General Purpose Authority RB Refunding for The Good Shepherd Obligated Group Series 2021 A (NR/A-)
640,000	4.000	11/01/2022	649,272
735,000	4.000	11/01/2024	769,233
525,000	4.000	11/01/2025	558,280
570,000	4.000	11/01/2026	612,826
Lehigh County IDA Pollution Control Revenue Refunding Bonds Series 2016B (NON-AMT) (A/NR) (PUTABLE)(a)(b)(c)
9,000,000	1.800	08/15/2022	9,003,651
Lower Merion School District GO Bonds Series 2020 (ST AID WITHHLDG) (Aaa/NR)
5,980,000	5.000	11/15/2026	6,774,207
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A2/A)
600,000	5.000	09/01/2022	609,205
550,000	5.000	09/01/2023	574,289
650,000	5.000	09/01/2024	695,611
Municipal Authority of Westmoreland County Municipal Servce RB Series 2013 (A+/NR)(b)
1,990,000	5.000	08/15/2023	2,077,392
Pennsylvania Economic Development Financing Authority Pollution Control Revenue Refunding Bonds Series 2008 (NON-AMT) (A/NR)
25,180,000	0.400	10/01/2023	24,333,746
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
1,600,000	4.000	07/01/2030	1,716,209
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Series 2009 (A-/A-2/NR) (PUTABLE)(a)(b)(c)
14,680,000	0.950	12/01/2026	13,507,599
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Series 2019A (A-/A-2/NR)(a)(b)
6,500,000	1.750	08/01/2024	6,368,848
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (A-/A-2/NR)(a)(b)
7,440,000	1.100	11/02/2026	6,918,358
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB Series 2015 (BBB/NR)
1,800,000	5.000	12/31/2024	1,903,647
Pennsylvania Economic Development Financing Authority UPMC RB Series 2013A (A/A)
2,040,000	5.000	07/01/2038	2,116,300

224	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Financing Development Authority Sewage Sludge Disposal Revenue Refunding Bonds Series 2020 (NR/BBB+)
$370,000	3.000%	01/01/2023	$373,113
430,000	3.000	01/01/2024	435,046
505,000	3.000	01/01/2025	510,143
615,000	4.000	01/01/2026	644,285
Pennsylvania Higher Educational Facilities Authority Drexel University RB Series 2020A (AGM) (AA/NR)
400,000	5.000	05/01/2022	401,235
500,000	5.000	05/01/2023	517,659
300,000	5.000	05/01/2024	318,396
350,000	5.000	05/01/2025	380,277
Pennsylvania Higher Educational Facilities Authority Drexel University Revenue Refunding Bonds Series 2016 (A-/NR)
1,750,000	5.000	05/01/2032	1,918,867
4,380,000	5.000	05/01/2034	4,794,873
Pennsylvania Higher Educational Facilities Authority Health System RB Series 2016C (AA/NR)
3,595,000	5.000	08/15/2025	3,943,996
Pennsylvania Higher Educational Facilities Authority University of Pennsylvania Health System RB Series 2015 (AA/NR)
2,570,000	5.000	08/15/2025	2,819,491
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM-CR) (Aa3/AA)
6,185,000	5.000	09/15/2025	6,823,160
Pennsylvania Turnpike Commission Oil Franchise Tax Senior Revenue Refunding Bonds Series 2016A (NR/AA)
1,000,000	5.000	12/01/2022	1,024,295
Pennsylvania Turnpike Commission RB Series 2018 B (A1/NR)(d)
(SIFMA Municipal Swap Index Yield + 0.70%)
11,750,000	1.170	12/01/2023	11,773,440
Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds Series 2017A-2 (NR/A+)
1,835,000	5.000	12/01/2024	1,979,438
3,865,000	5.000	12/01/2026	4,358,751
5,240,000	5.000	12/01/2027	6,023,665
Pennsylvania Turnpike Commission Turnpike Subordinate RB Series 2009C (A1\AA)
1,500,000	6.250	06/01/2033	1,740,039
Pennsylvania Turnpike Commission Turnpike Subordinate Revenue Refunding Bonds Series 2016 (NR/A-)
8,375,000	5.000	06/01/2029	9,169,686
Pennsylvania Turnpike Commission Turnpike Subordinate Revenue Refunding Bonds Series 2020 (NR/A-)
895,000	2.013	12/01/2024	876,909
Pennsylvania Turnpike Commission Turpike RB Series 2020B (NR/A+)
450,000	5.000	12/01/2024	485,421
350,000	5.000	12/01/2025	386,451
350,000	5.000	12/01/2026	394,712
Pennsylvania Turnpike Commission Turpike RB Series 2021B (A+/A+)
1,900,000	5.000	12/01/2025	2,097,879
1,350,000	5.000	12/01/2026	1,522,461
1,800,000	5.000	12/01/2027	2,069,198

Municipal Bonds – (continued)
Pennsylvania – (continued)
Philadelphia Authority for Industrial Development University Refunding RB Series 2020C (A-/NR)
250,000	4.000	11/01/2022	253,767
535,000	4.000	11/01/2024	557,865
Philadelphia School District GO Bonds Series 2015A (ST AID WITHHLDG) (NR/A+)
2,415,000	5.000	09/01/2027	2,638,136
Philadelphia School District GO Bonds Series 2019A (ST AID WITHHLDG) (NR/A+)
645,000	5.000	09/01/2022	654,895
845,000	5.000	09/01/2023	880,992
Philadelphia School District GO Refunding Bonds Series 2020 (ST AID WITHHLDG) (NR/A+)
5,000,000	5.000	09/01/2022	5,076,708
8,000,000	5.000	09/01/2023	8,340,751
Pittsburgh Water & Sewer Authority System First Lien RB Series 2019A (A/NR)
250,000	5.000	09/01/2022	253,763
270,000	5.000	09/01/2023	281,462
Pittsburgh Water & Sewer Authority System First Lien RB Series 2019A (AGM) (AA/NR)
275,000	5.000	09/01/2024	294,029
Pittsburgh Water & Sewer Authority System First Lien Revenue Refunding Bonds Series 2017C (AGM) (AA/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.65%)
11,605,000	1.120	12/01/2023	11,637,225
Southeastern Pennsylvania Transportation Authority Capital Grant Receipts RB Series 2020 (AA-/NR)
700,000	5.000	06/01/2022	704,557
1,000,000	5.000	06/01/2023	1,038,936
1,100,000	5.000	06/01/2024	1,160,865
1,310,000	5.000	06/01/2025	1,412,399
Sports And Exhibition Authority of Pittsburgh & Allegheny County Parking System RB Series 2017 (A/NR)
280,000	5.000	12/15/2022	286,640
Sports And Exhibition Authority of Pittsburgh & Allegheny County Regional Asset District Sales Tax RB Series 2020 (AGM) (AA/NR)
1,300,000	4.000	02/01/2025	1,358,731
1,930,000	5.000	02/01/2026	2,114,011
Sports and Exhibition Authority of Pittsburgh and Alleghany County Hotel Room Excise Tax RB Refunding Series 2022A (A2\AA)
1,425,000	4.000	02/01/2024	1,473,984
State of Pennsylvania GO Bonds Series 2015 (AGM-CR) (AA/NR)
5,000,000	5.000	08/15/2022	5,073,434
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 A (NR/BB-)
1,400,000	5.000	02/01/2023	1,423,094
450,000	5.000	02/01/2024	463,344

The accompanying notes are an integral part of these financial statements.	225

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Westmoreland County IDA Health System Tax Exempt RB Series 2020A (NR/NR)
$300,000	4.000%	07/01/2022	$302,030
350,000	4.000	07/01/2023	359,124
450,000	4.000	07/01/2024	468,519
575,000	4.000	07/01/2025	607,447
625,000	4.000	07/01/2026	669,126
York Suburban School District GO Bonds Series 2019A (BAM ST AID WITHHLDG) (AA/NR)
2,745,000	4.000	02/15/2023	2,802,298
2,070,000	4.000	02/15/2024	2,139,900

			526,352,178

Puerto Rico – 1.2%
Puerto Rico Commonwealth GO Bonds (NR\NR)(a)(h)(i)*
3,154,733	0.000	11/01/2043	1,695,669
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR\NR)
507,052	5.250	07/01/2023	519,356
233,536	0.000(g)	07/01/2024	213,101
505,630	5.375	07/01/2025	533,464
501,051	5.625	07/01/2027	547,094
492,922	5.625	07/01/2029	549,705
478,771	5.750	07/01/2031	545,321
584,255	0.000(g)	07/01/2033	337,408
454,000	4.000	07/01/2033	443,201
408,086	4.000	07/01/2035	393,801
350,245	4.000	07/01/2037	336,293
476,200	4.000	07/01/2041	452,214
495,242	4.000	07/01/2046	465,868
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A2/AA)(d)
(3M USD LIBOR + 0.52%)
55,400,000	1.168	07/01/2029	55,821,439
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (A2/AA)
25,000	5.250	07/01/2032	26,134
Puerto Rico Public Finance Corp Bonds Series 2001E (AGC-ICC AGM-CR) (AA/NR)
4,010,000	6.000	08/01/2026	4,638,973
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(g)
21,568,000	0.000	07/01/2024	20,217,897
34,289,000	0.000	07/01/2027	29,342,153
15,126,000	0.000	07/01/2029	12,058,243
484,000	0.000	07/01/2031	358,247
732,000	0.000	07/01/2033	499,430
4,705,000	0.000	07/01/2046	1,437,826
3,833,000	0.000	07/01/2051	848,553
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
1,862,000	4.329	07/01/2040	1,926,191
56,000	4.536	07/01/2053	58,094
747,000	4.784	07/01/2058	785,340

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
362,000	4.500	07/01/2034	378,361
183,000	4.550	07/01/2040	191,678
1,345,000	4.750	07/01/2053	1,411,140
3,400,000	5.000	07/01/2058	3,614,879
State of Delaware GO Custodial Receipts Series 2017A (NR/NR)(h)
1,030,000	0.000	03/15/2049	1,013,483

			141,660,556

Rhode Island – 0.1%
City of Providence GO Refunding Bonds 2021 Series A (BBB+/NR)
425,000	5.000	01/15/2023	435,074
400,000	5.000	01/15/2024	418,592
440,000	5.000	01/15/2025	469,790
450,000	5.000	01/15/2026	489,051
Narragansett Bay Commission Wastewater System RB Refunding Series 2020 A (NR/AA-)
790,000	1.440	09/01/2023	781,250
800,000	1.497	09/01/2024	777,870
Rhode Island Health & Educational Building Corp Higher Education Facilities RB Series 2012 (AA+/NR)
4,970,000	5.000	09/01/2022	5,049,339
Rhode Island Health & Educational Building Corp Public Schools RB Financing Program Series 2017 A (MUN GOVT GTD) (NR/NR)
1,415,000	5.000	05/15/2022	1,421,072
Rhode Island Health & Educational Building Corp Public Schools RB Financing Program Series 2021 D (BAM ST AID WITHHLDG) (AA/NR)
1,500,000	5.000	05/15/2024	1,597,760
1,500,000	5.000	05/15/2025	1,639,346
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (NR/NR)
1,070,000	2.250	06/01/2041	1,083,733

			14,162,877

South Carolina – 1.4%
Berkeley County School District GO Unlimited Bonds Series 2014 A (SCSDE) (Aa1/AA)
4,950,000	3.000	03/01/2026	5,041,283
Charleston County School District GO Bonds Series 2018 (SCSDE) (Aa1/NR)
4,015,000	5.000	03/01/2023	4,141,950
Piedmont Municipal Power Agency Electric RB Refunding Series 2021E (A-/A-)
500,000	5.000	01/01/2024	525,117
1,205,000	5.000	01/01/2025	1,297,198
South Carolina Public Service Authority RB Series 2016 D (A2/A)
6,756,000	2.388	12/01/2023	6,735,955
South Carolina Public Service Authority Revenue Obligations 2021 Tax Exempt Improvement Series B (A/A-)
1,500,000	5.000	12/01/2024	1,611,600

226	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
South Carolina – (continued)
South Carolina Public Service Authority Revenue Obligations Tax Exempt Refunding Series 2021A (A/A-)
$800,000	5.000%	12/01/2025	$876,795
625,000	5.000	12/01/2026	699,244
South Carolina Public Service Authority Santee Cooper RB Refunding Series 2014 D (A2/A)
1,050,000	3.056	12/01/2023	1,057,685
South Carolina Transportation Infrastructure Bank Revenue Refunding Bonds Series 2021B (NR/A+)
18,540,000	5.000	10/01/2025	20,350,785
38,880,000	5.000	10/01/2026	43,639,973
44,450,000	5.000	10/01/2027	50,873,207
18,600,000	5.000	10/01/2028	21,685,599
Spartanburg Regional Health Services District Hospital RB Series 2020A (AGM) (AA/NR)
730,000	5.000	04/15/2023	753,673
835,000	5.000	04/15/2024	882,609
925,000	5.000	04/15/2025	1,000,263
1,010,000	5.000	04/15/2026	1,115,434
700,000	5.000	04/15/2027	787,312
Spartanburg Regional Health Services District Hospital Revenue Refunding Bonds Series 2022 (A3/A)
1,200,000	5.000	04/15/2023	1,237,541

			164,313,223

South Dakota – 0.0%
South Dakota Health & Educational Facitlites Authority RB Series 2019A (AA-/NR)(a)(b)
3,700,000	5.000	07/01/2024	3,907,227

Tennessee – 1.2%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (Baa1/A-)
1,000,000	5.000	08/01/2025	1,084,606
City of Morristown GO Refunding Bonds Series 2021 A (NR/AA-)
2,495,000	2.000	03/01/2025	2,491,302
City of Murfreesboro GO Bonds Series 2018 (Aa1/AA)
2,400,000	5.000	06/01/2022	2,415,586
City of Murfreesboro GO Bonds Series 2021 (Aa1/AA)
4,440,000	5.000	06/01/2026	4,966,788
City of Pigeon Force Go Refunding Bonds Series 2021B (AA/NR)
4,600,000	5.000	06/01/2025	5,016,735
4,525,000	5.000	06/01/2026	5,052,287
Hamilton County GO Bonds Series 2018 A (Aaa/AAA)
7,860,000	5.000	04/01/2022	7,860,000
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (NR/BBB)
1,420,000	5.000	04/01/2022	1,420,000
Metropolitan Government Nashville & Davidson County Sports Authority RB for MLS Project Series 2020 (Aa3/AA)
740,000	1.230	08/01/2025	702,044
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2013 A (Aa2/AA)
9,625,000	5.000	01/01/2023	9,875,934

Municipal Bonds – (continued)
Tennessee – (continued)
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2015 C (Aa2/AA)
5,500,000	5.000	07/01/2023	5,720,923
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2018 (Aa2/AA)
22,625,000	5.000	07/01/2022	22,840,216
17,965,000	5.000	07/01/2023	18,686,616
Metropolitan Nashville Airport Authority Improvement RB Series 2015A (NON-AMT) (A1\A+)
3,000,000	5.000	07/01/2040	3,249,918
Rutherford County GO School Bonds Series 2017 (AA+/NR)
3,070,000	5.000	04/01/2022	3,070,000
State of Tennessee GO Bonds 2019 Series A (Aaa\AAA)
5,000,000	5.000	09/01/2034	5,725,566
Tennergy Corp. Gas Supply RB Series 2021A (A1\NR)(a)(b)
20,000,000	4.000	09/01/2028	21,206,130
Tennergy Corp. RB for Gas Supply Revenue Series 2019 A (Aa2/NR)(a)(b)
7,700,000	5.000	10/01/2024	8,191,469
Tennessee State School Bond Authority Higher Education Facilities Second Program Bonds 2015 Series B (ST INTERCEPT) (AA+/AA+)(b)
5,470,000	5.000	11/01/2025	6,025,813

			135,601,933

Texas – 9.1%
Alamo Community College District GO Refunding Bonds Series 2017 (Aaa/AAA)
6,475,000	3.000	08/15/2022	6,521,057
Alvin Independent School District GO Bonds RMKT 08/17/20 Series 2014 B (PSF-GTD) (Aaa/NR)(a)(b)
4,250,000	0.450	08/15/2023	4,176,564
Arlington Higher Education Finance Corp. RB for Riverwalk Education Foundation, Inc. Series 2019 (PSF-GTD) (NR/AAA)
350,000	5.000	08/15/2022	354,648
325,000	5.000	08/15/2023	339,000
325,000	5.000	08/15/2024	346,947
475,000	5.000	08/15/2025	518,842
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (NR/B)
750,000	5.000	01/01/2023	757,410
Baytown Municipal Development District RB for Baytown Convention Center Hotel Series 2021 C (NR/AA-)
1,515,000	5.000	10/01/2039	1,765,652
Bexar County Housing Finance Corp. RB Refunding for Westcliffe Housing Foundation, Inc. Series 2004 (Aa1/NR)
180,000	3.750	02/01/2035	182,501
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 B (A3/A-)
100,000	5.000	01/01/2023	102,367
120,000	5.000	01/01/2024	125,733
250,000	5.000	01/01/2025	267,539
240,000	5.000	01/01/2026	262,160
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 C (A3/A-)
600,000	1.345	01/01/2024	586,148
600,000	1.445	01/01/2025	575,384

The accompanying notes are an integral part of these financial statements.	227

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 D (Baa1/BBB+)
$170,000	1.486%	01/01/2023	$169,245
1,000,000	1.645	01/01/2024	975,659
1,000,000	1.795	01/01/2025	955,905
Central Texas Regional Mobility Authority RB Series 2021 C (Baa1/BBB+)
5,500,000	5.000	01/01/2027	5,955,255
Central Texas Regional Mobility Authority Senior Lien RB Series 2015A (US TREASURY OBLIGATIONS) (A3\A-)(b)
3,000,000	5.000	07/01/2025	3,281,393
13,000,000	5.000	07/01/2025	14,219,370
Central Texas Regional Mobility Authority Senior Lien RB Series 2020 F (Baa1/BBB+)
7,250,000	5.000	01/01/2025	7,630,819
City of Austin GO Bonds Refunding Series 2021 (Aa1/AAA)
5,985,000	5.000	09/01/2025	6,585,629
City of Austin RB for Airport System Series 2019 B (AMT) (A1/A)
1,000,000	5.000	11/15/2023	1,046,343
City of Austin Water & Wastewater System Revenue Refunding Bonds Series 2021 (AA/AA-)
2,665,000	5.000	11/15/2024	2,872,260
8,290,000	5.000	11/15/2025	9,149,843
4,250,000	5.000	11/15/2026	4,796,422
City of Brownsville Utilities System Revenue Refunding Bonds Series 2013A (FHL BANKS / FARM CREDIT SYSTEM) (A2\A-)(b)
10,000,000	4.000	09/01/2023	10,304,629
City of Celina Special Assessment Bonds for The Lake at Mustang Ranch Public Improvement District Phase#1 Project Series 2020 (BAM) (NR/AA)
280,000	4.000	09/01/2023	285,815
305,000	4.000	09/01/2025	315,484
320,000	4.000	09/01/2026	332,801
335,000	4.000	09/01/2027	348,104
350,000	4.000	09/01/2028	362,495
City of Corpus Christi GO Refunding Bonds for Forward Delivery Series 2020 B (Aa2/AA)
1,325,000	5.000	03/01/2024	1,402,838
City of Dallas Go Refunding & Improvement Bonds Series 2021 (AA-/AA)
26,955,000	5.000	02/15/2025	29,217,818
City of Dallas GO Refunding and Improvement Bonds Series 2014 (A1\AA-)
7,000,000	5.000	02/15/2028	7,383,344
City of Dallas Hotel Occupancy Tax Revenue Refunding Bonds Series 2021 (A/A+)
750,000	5.000	08/15/2023	782,722
2,000,000	5.000	08/15/2024	2,134,103
2,290,000	5.000	08/15/2025	2,501,364
3,000,000	5.000	08/15/2026	3,348,786
City of Dallas Waterworks and Sewer System Revenue Refunding Bonds Series 2015A (Aa2\AAA)
14,915,000	5.000	10/01/2025	16,408,764

Municipal Bonds – (continued)
Texas – (continued)
City of Denton Independent School District Variable Rate UT Bonds Series 2014-B (NR\AAA)(a)(b)
4,320,000	2.000	08/01/2024	4,272,902
City of Denton Independent School District Variable Rate UT Building Bonds Series 2014-B (CASH) (NR\NR)(a)(b)
680,000	2.000	08/01/2024	675,019
City of El Paso GO Bonds Series 2016 (NR/AA)
4,000,000	5.000	08/15/2042	4,447,420
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
135,000	4.000	08/15/2023	137,682
140,000	4.000	08/15/2024	143,951
City of Hackberry Special Assessment & Contract Revenue Road Refunding Bonds for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)(g)
280,000	0.000	09/01/2022	277,542
City of Hackberry Special Assessment & Contract Revenue Utility Refunding Bonds for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)(g)
405,000	0.000	09/01/2022	401,331
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)(g)
70,000	0.000	09/01/2022	69,056
70,000	0.000	09/01/2023	66,726
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
405,000	4.000	09/01/2023	415,169
City of Houston RB Refunding for Airport System Subordinate Lien Series 2012 A (AMT) (NR/A)(b)
2,700,000	5.000	07/01/2022	2,725,550
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
65,000	5.000	08/15/2022	65,734
75,000	5.000	08/15/2023	77,499
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
290,000	3.000	09/15/2022	291,919
305,000	3.000	09/15/2023	308,630
310,000	3.000	09/15/2024	314,149
320,000	3.000	09/15/2025	324,576
City of Lubbock GO Bonds Series 2013 (Aa2/AA+)(b)
7,360,000	4.000	02/15/2023	7,520,689
City of Mclendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (NR/AA)
285,000	4.000	09/15/2025	294,986
295,000	4.000	09/15/2026	306,252
305,000	4.000	09/15/2027	317,735
320,000	4.000	09/15/2028	333,898
340,000	4.000	09/15/2030	351,822
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)(f)
110,000	2.500	09/01/2026	105,974

228	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015A (A+/AA-)(a)(b)
$27,875,000	1.750%	12/01/2024	$27,719,274
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015C (A+/AA-)(a)(b)
36,630,000	1.750	12/01/2024	36,256,418
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2018 (A+/AA-)(a)(b)
5,200,000	2.750	12/01/2022	5,239,641
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2020 (A+/AA-)(a)(b)
10,750,000	1.750	12/01/2025	10,554,372
City of San Antonio Electric and Gas Systems Fixed and Variable Rate Junior Lien Revenue Refunding Bonds Series 2022 (Aa3\A+)(a)(b)
1,260,000	5.000	02/01/2026	1,387,895
12,000,000	2.000	12/01/2027	11,625,731
City of San Antonio Water System Junior Lien Revenue & Refunding Bonds Series 2015B (AA/AA)
8,855,000	5.000	05/15/2039	9,552,075
City of San Antonio Water System Variable Rate Junior Lien RB Series 2013F (AA/NR)(a)(b)
20,000,000	1.000	11/01/2026	18,684,374
City of San Antonio Water System Variable Rate Junior Lien RB Series 2014B (AA/AA)(a)(b)
5,750,000	2.000	11/01/2022	5,765,414
City of San Antonio Water System Variable Rate Junior Lien RB Series 2019A (AA/AA)(a)(b)
15,000,000	2.625	05/01/2024	15,211,310
Clear Creek Independent School District GO Bonds RMKT 08/14/20 Series 2013 B (PSF-GTD) (NR/AAA)(a)(b)
15,000,000	0.500	08/15/2023	14,734,965
Clear Creek Independent School District GO Bonds RMKT 08/16/21 Series 2013 B (PSF-GTD) (NR/AAA)(a)(b)
5,000,000	0.280	08/15/2024	4,747,015
Clifton Higher Education Finance Corp. RB for YES Prep Public Schools, Inc. Series 2020 (PSF-GTD) (Aaa/NR)
310,000	5.000	04/01/2023	319,992
400,000	5.000	04/01/2024	423,208
Corsicana Independent School District GO Bonds Series 2015 (PSF-GTD) (Aaa/NR)(b)
9,910,000	5.000	02/15/2025	10,736,410
County of Collin GO Refunding Bonds Series 2020 (Aaa/AAA)
750,000	0.967	02/15/2025	715,329
County of Fort Bend GO Refunding Bonds Series 2015 B (Aa1/NR)
3,740,000	5.000	03/01/2023	3,854,809
Dallas Area Rapid Transit RB Refunding Series 2020 B (Aa2/AA+)
1,200,000	5.000	12/01/2022	1,229,555
4,000,000	5.000	12/01/2023	4,213,148
Dallas Independent School District GO Bonds Series 2019 B (PSF-GTD) (Aaa/AAA)
11,365,000	5.000	02/15/2024	12,017,442
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 D (AMT) (NR/A)
3,660,000	5.000	11/01/2023	3,826,259

Municipal Bonds – (continued)
Texas – (continued)
Dallas-Fort Worth International Airport RB Refunding Series 2020 A (A1/A)
1,500,000	5.000	11/01/2023	1,569,331
2,135,000	5.000	11/01/2024	2,286,541
1,000,000	5.000	11/01/2025	1,095,814
5,270,000	5.000	11/01/2026	5,898,635
Dallas-Fort Worth International Airport RB Refunding Series 2020 B (A1/A)
2,500,000	5.000	11/01/2025	2,739,535
Dickinson Independent School District GO Refunding Bonds RMKT 08/02/21 Series 2013 (PSF-GTD) (Aaa/AAA)(a)(b)
8,000,000	0.250	08/01/2023	7,844,875
Ector County Hospital District GO Refunding Bonds Series 2020 (Baa2/BBB-)
400,000	5.000	09/15/2022	405,241
425,000	5.000	09/15/2023	439,022
450,000	5.000	09/15/2024	472,566
450,000	5.000	09/15/2025	480,421
620,000	5.000	09/15/2026	670,841
Fort Bend Independent School District GO Bonds Series 2020 B (PSF-GTD) (NR/AAA)(a)(b)
6,205,000	0.875	08/01/2025	5,923,606
Fort Bend Independent School District Variable Rate UT Refunding Bonds Series 2019A (PSF-GTD) (AAA/AAA)(a)(b)
4,150,000	1.950	08/01/2022	4,158,793
Georgetown Independent School District GO Bonds RMKT 08/01/20 Series 2016 B (PSF-GTD) (Aaa/AAA)(a)(b)
5,500,000	2.000	08/01/2023	5,518,841
Goose Creek Consolidated Independent School District GO Bonds RMKT 08/16/21 Series 2014 B (PSF-GTD) (Aaa/AAA)(a)(b)
4,000,000	0.600	08/17/2026	3,698,039
Grand Parkway Transportation Corp. RB Series 2013 (NR/BBB)
7,110,000	5.000	02/01/2023	7,303,846
Gulf Coast Industrial Development Authority RB for Exxon Mobil Corp. Series 2012 (Aa2/VMIG1/AA-/A-1+)(a)
21,900,000	0.100	11/01/2041	21,900,000
Gulfgate Redevelopment Authority Tax Allocation Refunding for City of Houston TX Reinvestment Zone No. 8 Series 2020 (AGM) (NR/AA)
270,000	4.000	09/01/2022	272,890
300,000	4.000	09/01/2024	310,305
Hale Center Education Facilities Corp. Revenue Improvement and Revenue Refunding Bonds Series 2022 (NR\BBB+)
500,000	5.000	03/01/2023	511,869
450,000	5.000	03/01/2024	469,526
475,000	5.000	03/01/2025	502,038
675,000	5.000	03/01/2026	721,858
990,000	5.000	03/01/2027	1,068,997
Harris County Cultural Education Facilities Corp Hospital RB Series 2019B Subseries 1 (A+/NR)(a)(b)
7,500,000	5.000	12/01/2022	7,680,719
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2014 A (A1/A+)
4,230,000	5.000	12/01/2024	4,548,125

The accompanying notes are an integral part of these financial statements.	229

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-2 (A1/A+)(a)(b)
$7,750,000	5.000%	12/01/2024	$8,303,713
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Baylor College of Medicine Series 2020 (NR/A)
700,000	1.447	11/15/2022	699,427
1,000,000	1.593	11/15/2023	985,187
500,000	1.841	11/15/2024	486,118
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2019 A (A1/A+)
2,000,000	5.000	12/01/2022	2,046,318
2,500,000	5.000	12/01/2023	2,626,064
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2020 C-2 (A1/A+)(a)(b)
3,000,000	5.000	12/01/2024	3,214,341
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2020 C-3 (A1/A+)(a)(b)
8,700,000	5.000	12/01/2026	9,680,554
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A1/A+)(d)
(SIFMA Municipal Swap Index Yield + 1.05%)
5,685,000	1.520	06/01/2024	5,760,065
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Children’s Hospital Obligated Group Series 2019 B (Aa2/AA)(a)(b)
5,070,000	5.000	10/01/2024	5,432,055
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Obligated Group Series 2019 B (A1/AA-)(a)(b)
8,940,000	0.900	05/15/2025	8,846,855
Harris County Flood Control District GO Bonds Series 2020 A (Aaa/NR)
1,505,000	5.000	10/01/2025	1,652,525
Harris County GO Refunding Bonds Series 2014 A (Aaa/NR)
4,230,000	5.000	10/01/2025	4,545,967
Harris County GO Refunding Bonds Series 2015 A (Aaa/AAA)
2,160,000	5.000	10/01/2025	2,380,936
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (Aa1/AA-)(d)
(3M USD LIBOR + 0.67%)
35,255,000	1.009	08/15/2035	33,792,492
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
90,000	3.000	09/01/2022	90,422
95,000	3.000	09/01/2023	96,035
Houston Airport System RB Refunding Series 2020 C (A1/A)
4,580,000	1.054	07/01/2023	4,521,501
13,060,000	1.272	07/01/2024	12,647,906
Houston Airport System Subordinate Lien RB Refunding Series 2020 C (A1/A)
9,570,000	1.716	07/01/2026	9,067,501

Municipal Bonds – (continued)
Texas – (continued)
Houston Independent School District GO Bonds RMKT 06/01/21 Series 2013 B (PSF-GTD) (Aaa/AAA)(a)(b)
8,500,000	3.000	06/01/2024	8,665,135
Houston Independent School District Variable Rate LT Refunding Bonds Series 2012 (PSF-GTD) (AAA/NR) (PUTABLE)(a)(b)(c)
6,000,000	4.000	06/01/2023	6,157,357
Houston Independent School District Variable Rate LT Schoolhouse Bonds Series 2014A-1B (PSF-GTD) (AAA/NR)(a)(b)
10,000,000	4.000	06/01/2023	10,262,261
Hunt Memorial Hospital District Charitable Health GO Refunding Bonds Series 2020 (A2/BBB+)
325,000	5.000	02/15/2023	333,142
275,000	5.000	02/15/2024	287,021
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (NR/AA)
330,000	3.000	09/01/2022	332,370
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (PSF-GTD) (NR/NR)(b)(g)
18,135,000	0.000	08/15/2024	6,297,174
12,500,000	0.000	08/15/2024	3,848,521
Love Field Airport Modernization Corp. General Airport Revenue Refunding Bonds Series 2021 (AMT) (NR\A-)
3,620,000	5.000	11/01/2027	4,036,409
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (Baa2/A-) (PUTABLE)(a)(b)(c)
3,375,000	0.900	09/01/2023	3,319,132
Metropolitan Transit Authority of Harris County Sales and Use Tax Contractual Obligations RB Series 2018 (Aa2/AAA)
3,020,000	5.000	11/01/2022	3,085,198
1,110,000	5.000	11/01/2023	1,165,909
New Caney Independent School District GO Bonds Series 2018 (PSF-GTD) (Aaa/NR)(a)(b)
4,725,000	1.250	08/15/2024	4,628,807
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (ETM) (WR/NR)
855,000	4.000	04/01/2022	855,000
North East Independent School District Variable Rate LT Refunding Bonds Series 2017 (PSF-GTD) (NR/AAA)(a)(b)
5,000,000	2.375	08/01/2022	5,019,250
North Texas Municipal Water District System Revenue Refunding Bonds Series 2021A (AAA/NR)
7,910,000	5.000	09/01/2027	9,052,462
11,985,000	5.000	09/01/2028	13,945,026
North Texas Tollway Authority RB for Second Tier Series 2021 B (A2/A)
3,500,000	5.000	01/01/2025	3,767,796
2,000,000	5.000	01/01/2026	2,202,002
North Texas Tollway Authority RB Refunding for Second Tier Series 2015 A (A2/A)
1,315,000	5.000	01/01/2034	1,405,086

230	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A2/A)
$1,215,000	5.000%	01/01/2024	$1,244,965
North Texas Tollway Authority RB Refunding Series 2016 A (A1/A+)
15,760,000	5.000	01/01/2026	16,543,367
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A1/A+)
12,430,000	5.000	01/01/2025	13,065,346
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A1/A+)
14,225,000	5.000	01/01/2025	14,952,095
Northside Independent School District Variable Rate UT School Building Bonds Series 2020 (PSF-GTD) (NR/AAA)(a)(b)
32,150,000	0.700	06/01/2025	30,493,642
Pasadena Independent School District Variable Rate UT School Building Bonds (PSF-GTD) (AAA/NR)(a)(b)
3,845,000	1.500	08/15/2024	3,796,636
Pflugerville Independent School District Variable Rate UT School Building Bonds Series 2019B (PSF-GTD) (AAA/NR)(a)(b)
7,500,000	2.500	08/15/2023	7,576,690
Round Rock Independent School District UT Refunding Bonds Series 2019B (NR/AAA)
2,485,000	4.000	08/01/2023	2,560,630
Southwest Houston Redevelopment Authority Tax Increment Contract RB Series 2020 (AGM) (AA/NR)
300,000	5.000	09/01/2025	323,717
State of Texas Refunding Bonds Series 2015 B (AAA/NR)
25,000,000	5.000	10/01/2036	27,388,663
State of Texas Toll Parkway Authority First Tier RB Series 2002-A (AMBAC) (A/A)(g)
6,950,000	0.000	08/15/2023	6,741,360
Tarrant County Cultural Education Facilities Finance Corp Hospital RB Taxable Series 2021 (AGM) (AA/NR)
500,000	1.071	09/01/2023	491,579
700,000	1.356	09/01/2024	676,920
600,000	1.386	09/01/2025	571,132
Tarrant County Cultural Education Facilities Finance Corp Revenue Refunding Bonds Series 2018A (A+/NR)
1,795,000	5.000	07/01/2022	1,812,075
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A2/A-)(d)
(3M USD LIBOR + 0.70%)
8,385,000	1.253	12/15/2026	8,369,797
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A2/A-)(d)
(SIFMA Municipal Swap Index Yield + 0.55%)
8,595,000	1.020	09/15/2027	8,491,830
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A2/A-)(d)
(3M USD LIBOR + 0.69%)
125,000,000	1.235	09/15/2027	124,173,975
Texas Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A3\BBB+)
10,250,000	5.000	12/15/2027	11,203,907

Municipal Bonds – (continued)
Texas – (continued)
Texas Municipal Gas Acqusition & Supply Corp Gas Supply Revenue Refunding Bonds Series 2021 (BBB+/NR)
780,000	5.000	12/15/2022	794,929
670,000	5.000	12/15/2023	695,415
735,000	5.000	12/15/2024	775,345
1,000,000	5.000	12/15/2025	1,069,372
Texas Public Finance Authority RB Refunding for Southern University Series 2021 (NR/NR)
300,000	5.000	05/01/2022	300,880
270,000	5.000	05/01/2023	278,949
350,000	5.000	05/01/2024	368,243
490,000	5.000	05/01/2025	525,420
520,000	5.000	05/01/2026	566,967
640,000	5.000	05/01/2027	708,744
Texas Transportation Commission GO Mobility Fund Refunding Bonds Series 2014 (AAA/AAA)(b)
16,635,000	5.000	04/01/2024	17,650,490
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/AAA)(b)
9,870,000	5.000	04/01/2024	10,472,518
Texas Transportation Commission Highway Improvement GO Bonds Series 2016 (AAA/AAA)
6,925,000	5.000	04/01/2022	6,925,000
Texas Transportation Commission State Highway Fund First Tier RB Series 2016-B (AAA/NR)
46,000,000	0.560	04/01/2026	42,073,739
Texas Transportation Commission Turnpike System RB Second Tier Revenue Refunding Bonds Series 2015-C (A-/BBB+)
1,525,000	5.000	08/15/2028	1,611,109
Tomball Independent School District Variable Rate UT School Building Bonds Series 2014B (PSF-GTD) (AAA/NR)(a)(b)
4,700,000	0.260	08/15/2024	4,497,636
Tomball Independent School District Variable Rate UT School Building Bonds Series 2014B-1 (PSF-GTD) (AAA/NR)(a)(b)
2,675,000	0.450	08/15/2023	2,628,778
Tomball Independent School District Variable Rate UT School Building Bonds Series 2014B-3 (PSF-GTD) (AAA/NR)(a)(b)
11,650,000	1.350	08/15/2022	11,656,505
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR) (NR/NR)(f)
245,000	2.375	09/01/2026	227,347
Travis County Water Control & Improvement District Steiner Ranch Defined Area UT Refunding Bonds Series 2020 (BAM) (AA/NR)
300,000	3.000	05/01/2022	300,449
325,000	3.000	05/01/2023	329,270
405,000	3.000	05/01/2024	412,618
305,000	4.000	05/01/2025	321,879
285,000	4.000	05/01/2026	303,892
University of Texas Board of Regents System Revenue Financing Series 2017C (AAA/AAA)
10,620,000	5.000	08/15/2023	11,086,277

The accompanying notes are an integral part of these financial statements.	231

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (NR/NR)
$375,000	2.000%	08/15/2022	$375,178
260,000	2.000	08/15/2024	256,340
270,000	2.000	08/15/2026	260,412

			1,064,695,350

Utah – 0.2%
Alpine School District Board of Education GO Refunding Bonds Series 2021A (Aaa\NR)
5,515,000	5.000	03/15/2027	6,282,089
Alpine School District Board of Education GO Refunding Bonds Series 2021A (SCH BD GTY) (NR/AAA)
1,840,000	5.000	03/15/2024	1,952,071
University of Utah Board of Regents General Revenue Series 2015B (AA+/NR)
5,370,000	5.000	08/01/2023	5,602,770
University of Utah Board of Regents General Revenue Series 2016B-1 (AA+/NR)
2,415,000	5.000	08/01/2023	2,519,682
Utah County RB Series 2020B-1 (AA+/NR)(a)(b)
5,715,000	5.000	08/01/2024	6,103,134
Utah County RB Series 2020B-2 (AA+/NR)(a)(b)
6,000,000	5.000	08/01/2026	6,681,650

			29,141,396

Virgin Islands – 0.0%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (NR/NR)
170,000	4.000	10/01/2022	169,973
Virgin Islands Public Finance Authority Revenue Refunding Bonds Series 2012A (AGM-CR) (AA/NR)
100,000	4.000	10/01/2022	100,906

			270,879

Virginia – 3.4%
Chesapeake Bay Bridge & Tunnel District RB First Tier General Resolution Anticipation Notes Series 2019 (Baa2/BBB)
22,680,000	5.000	11/01/2023	23,692,247
Chesterfield County Public School Authority Special Obligation School Financing Bonds Series 2022 (Aaa\AAA)
1,450,000	5.000	01/15/2025	1,567,681
City of Alexandria GO Refunding Bonds Series 2017 D (ST AID WITHHLDG) (Aaa/AAA)
355,000	5.000	07/01/2022	358,464
City of Chesapeake IDA Pollution Control Refunding RB Series 2008A (Non-Amt) (BBB+/A) (PUTABLE)(a)(b)(c)
2,250,000	1.900	06/01/2023	2,246,587
City of Harrisonburg GO Refunding Bonds Series 2021 A (ST AID WITHHLDG) (Aa2/AA+)
3,850,000	5.000	07/15/2025	4,216,423
City of Salem Economic Development Authority Educational Facilities RB Series 2020 (BBB+/NR)
215,000	5.000	04/01/2022	215,000
250,000	5.000	04/01/2023	257,208

Municipal Bonds – (continued)
Virginia – (continued)
City of Salem Economic Development Authority Educational Facilities RB Series 2020 (BBB+/NR) – (continued)
270,000	5.000	04/01/2024	282,694
270,000	5.000	04/01/2025	288,151
Commonwealth of Virginia GO Bonds Series 2020A (AAA/AAA)
4,560,000	4.000	06/01/2025	4,850,150
4,360,000	4.000	06/01/2026	4,715,097
Commonwealth of Virginia Transportation Board Capital Projects RB Series 2012 (AA+/AA+)(b)
9,365,000	5.000	05/15/2022	9,409,355
Commonwealth of Virginia Transportation Board Capital Projects RB Series 2017 (AA+/AA+)
1,230,000	5.000	05/15/2022	1,235,694
Commonwealth of Virginia Transportation Board Grant Anticipation Revenue Notes Series 2013A (AA+/AA+)(b)
5,225,000	5.000	03/15/2023	5,395,254
Commonwealth of Virginia Transportation Board Revenue Refunding Bonds (AA+/AA+)
2,345,000	5.000	05/15/2023	2,431,024
County of Spotsylvania Economic Development Authority Public Facilities Revenue Refunding Bonds Series 2021 (NR\AA+)
2,960,000	5.000	06/01/2026	3,307,428
3,185,000	5.000	06/01/2027	3,634,906
Fairfax County IDA Healthcare RB (AA+/NR)
5,770,000	4.000	05/15/2044	5,982,205
Fairfax County Public Improvement Bonds Series 2022A (Aaa\AAA)
12,195,000	4.000	10/01/2024	12,822,771
13,580,000	4.000	10/01/2025	14,536,589
13,635,000	4.000	10/01/2026	14,833,009
Halifax County IDA Recovery Zone Facility RB Series 2010A (NON-AMT) (A2\BBB+) (PUTABLE)(a)(b)(c)
5,000,000	1.650	05/31/2024	4,935,623
Halifax County Industrial Development Authority RB for Virginia Electric and Power Co. Series 2010 A (A2/BBB+) (PUTABLE)(a)(b)(c)
2,250,000	0.450	04/01/2022	2,250,000
Hampton Roads Transportation Accountability Commission RB Series 2019 A (Aa3/A+)
34,395,000	5.000	07/01/2022	34,730,657
Hampton Roads Transportation Accountability Commission RB Series 2021 A (Aa2/A+)
105,285,000	5.000	07/01/2026	117,497,197
Henry County Industrial Development Authority Grant Anticipation RB Series 2019 B (A1/NR)
8,365,000	2.000	11/01/2023	8,365,569
Louisa Industrial Development Authority RB Virginia Electric and Power Co. Series 2008 B (A2/BBB+) (PUTABLE)(a)(b)(c)
2,500,000	0.750	09/02/2025	2,358,386
Newport GO Refunding Bonds Series 2021 C (Aa1\AA+)
1,910,000	3.000	02/01/2027	1,997,922
Peninsula Ports Authority of Virginia Coal Terminal Revenue Refunding Bonds Series 2003 (BBB/NR) (PUTABLE)(a)(b)(c)
2,400,000	1.700	10/01/2022	2,399,560

232	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Town of Louisa IDA Pollution Control Refunding RB Series 2008A (BBB+/A) (PUTABLE)(a)(b)(c)
$1,325,000	1.900%	06/01/2023	$1,322,990
Town of Louisa IDA Pollution Control Refunding RB Series 2008C (BBB+/A) (PUTABLE)(a)(b)(c)
2,550,000	1.800	04/01/2022	2,550,000
University of Virginia Rector & Visitors General Revenue Pledge Refunding Bonds Series 2015A (AAA/AAA)
20,705,000	5.000	04/01/2045	22,288,734
Virginia College Building Authority Educational Facilities RB Series 2014A (AA+/AA+)(b)
7,880,000	4.000	02/01/2024	8,186,880
Virginia College Building Authority Educational Facilities RB Series 2021 (BBB-/NR)
175,000	5.000	06/01/2022	175,998
175,000	5.000	06/01/2023	180,789
250,000	5.000	06/01/2024	262,268
270,000	5.000	06/01/2025	288,217
340,000	5.000	06/01/2026	367,618
300,000	5.000	06/01/2027	328,225
Virginia College Building Authority Educational Facilities Revenue Refunding Bonds Series 2017B (Aa1\AA+)
20,445,000	5.000	02/01/2025	22,128,521
Virginia Commonwealth Transportation Board RB Capital Project Series 2012 (Aa1/AA+)(b)
810,000	4.000	05/15/2022	812,871
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (Aa1/AA+)
4,500,000	1.400	12/01/2023	4,450,681
Virginia Housing Development Authority Rental Housing Bonds 2018 Series E-NON-AMT (AA+/NR)
5,660,000	2.500	12/01/2022	5,662,708
11,625,000	0.670	03/01/2025	11,119,399
Virginia Port Authority Commonwealth Port Fund RB Series Bonds 2015 (AMT) (US TREASURY OBLIGATIONS) (Aa1\AA+)(b)
5,000,000	5.000	07/01/2025	5,452,530
Virginia Small Business Financing Authority RB Refunding National Senior Campuses, Inc. Obligated Group Series 2020 A (NR/NR)
500,000	5.000	01/01/2023	510,636
550,000	5.000	01/01/2024	574,447
700,000	5.000	01/01/2025	744,884
750,000	5.000	01/01/2026	812,254
Wise County IDA Solid Waste & Sewage Disposal RB Series 2009A (BBB+/NR) (PUTABLE)(a)(b)(c)
12,500,000	0.750	09/02/2025	11,791,932
Wise County IDA Solid Waste & Sewage Disposal RB Series 2010A (NON-AMT) (BBB+/NR) (PUTABLE)(a)(b)(c)
6,805,000	1.200	05/31/2024	6,653,251
York County Economic Development Authority Pollution Control Refunding RB Series 2009A (NON-AMT) (BBB+/A) (PUTABLE)(a)(b)(c)
4,250,000	1.900	06/01/2023	4,243,553

			401,722,237

Municipal Bonds – (continued)
Washington – 2.0%
City of Seattle LT GO Improvement & Refunding Bonds (AAA/AAA)
2,495,000	5.000	12/01/2026	2,825,584
City of Seattle LT GO Improvement and Refunding Bonds Series 2021A (Aaa/AAA)
5,035,000	5.000	12/01/2025	5,572,515
City of Seattle Municipal Light & Power Refunding RB 2021 Series B (AA/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.25%)
10,000,000	0.720	11/01/2026	9,901,918
King County Housing Authority RB Refunding Series 2020 (NR/AA)
250,000	3.000	06/01/2022	250,759
200,000	3.000	06/01/2023	202,408
225,000	3.000	06/01/2024	228,655
280,000	3.000	06/01/2025	285,645
King County Junior Lien Sewer RB Refunding Series 2020 A (Aa2/AA)(a)(b)
15,845,000	0.625	01/01/2024	15,455,924
King County Junior Lien Sewer Revenue Refunding Bonds 2021 Series A (AA/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.23%)
11,250,000	0.700	01/01/2027	11,222,305
King County LT GO and Refunding Bonds 2022 Series A (Aaa/AAA)(e)
7,395,000	5.000	07/01/2024	7,897,890
King County Sewer RB Series 2014 A (AGM) (Aa1/AA+)
29,000,000	5.000	01/01/2047	30,544,198
Port of Seattle Intermediate Lien RB Series 2015A (NON-AMT) (A+/AA-)
1,975,000	5.000	04/01/2040	2,097,704
Port of Seattle LT GO Refunding Bonds Series 2015 (AA-/AA-)
5,000,000	5.000	06/01/2027	5,325,679
State of Washington Certificates of Participation Series 2019D (NR/NR)
3,935,000	5.000	07/01/2024	4,191,556
1,000,000	5.000	07/01/2026	1,115,561
State of Washington Motor Vehicle Fuel Tax GO Bonds Series 2021E (AA+/AA+)
5,360,000	5.000	06/01/2024	5,712,653
State of Washington Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2013B (AA+/AA+)
5,000,000	5.000	07/01/2024	5,047,561
State of Washington MVFT GO Refunding Bonds Series R-2020D (Aaa\AA+)
21,510,000	5.000	07/01/2024	22,976,029
State of Washington Various Purpose GO Bonds Series 2022C Bid Group 3 (Aaa\AA+)
17,265,000	5.000	02/01/2025	18,696,581
15,125,000	5.000	02/01/2026	16,783,514
State of Washington Various Purpose GO Refunding Bonds Series R-2013C (AA+/AA+)
6,500,000	5.000	07/01/2025	6,752,094

The accompanying notes are an integral part of these financial statements.	233

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
State of Washington Various Purpose GO Refunding Bonds Series R-2016B (Aaa\AA+)
$5,205,000	5.000%	07/01/2029	$5,742,550
Tobacco Settlement Authority Tobacco Settlement Revenue Refunding Bonds Series 2018 (NR\A)
1,075,000	5.000	06/01/2024	1,113,478
University of Washington General Revenue Refunding Bonds Series 2022C (Aaa\AA+)(a)(b)
20,000,000	4.000	08/01/2027	21,568,332
Washington Healthcare Facilities Authority RB Series 2017B (AA-/AA-)
1,315,000	5.000	08/15/2025	1,443,108
Washington Healthcare Facilities Authority RB Series 2019A-1 (A-/BBB+)
1,300,000	5.000	08/01/2025	1,409,988
Washington Healthcare Facilities Authority RB Series 2019A-2 (A-/BBB+)
3,260,000	5.000	08/01/2025	3,535,815
Washington Healthcare Facilities Authority RB Series 2019B-1 (A-/BBB+)(a)(b)
12,295,000	5.000	08/01/2024	12,902,722
Washington Healthcare Facilities Authority RB Series 2019B-2 (A-/BBB+)(a)(b)
9,165,000	5.000	08/01/2025	9,802,174

			230,604,900

Washington DC – 1.0%
District of Columbia GO Bonds Series 2021D (AA+/AA+)
350,000	4.000	02/01/2024	363,887
2,150,000	4.000	02/01/2026	2,310,275
District of Columbia GO Refunding Bonds Series 2021E (AA+/ AA+)
9,450,000	5.000	02/01/2024	9,988,602
17,315,000	5.000	02/01/2025	18,770,630
15,580,000	5.000	02/01/2026	17,312,719
District of Columbia RB for KIPP DC Obligated Group Series 2019 (NR/BBB+)
200,000	5.000	07/01/2023	206,530
District of Columbia RB Refunding for National Public Radio, Inc. Series 2020 (A2/A+)
350,000	1.438	04/01/2022	350,000
520,000	1.558	04/01/2023	518,434
560,000	1.667	04/01/2024	549,922
735,000	1.817	04/01/2025	713,786
800,000	2.136	04/01/2026	776,387
District of Columbia RB Refunding Series 2019 A (Aa1/AAA)
5,000,000	5.000	03/01/2024	5,299,544
District of Columbia RB Refunding Series 2019 C (Aa1/AAA)
10,000,000	5.000	10/01/2022	10,188,335
15,745,000	5.000	10/01/2023	16,511,630
Metropolitan Washington Airports Authority RB Refunding Series 2014 A (AMT) (Aa3/A+)
3,890,000	5.000	10/01/2044	4,112,324
Metropolitan Washington Airports Authority RB Refunding Series 2017 A (AMT) (Aa3/A+)
2,305,000	5.000	10/01/2026	2,542,456

Municipal Bonds – (continued)
Washington DC – (continued)
Metropolitan Washington Airports Authority RB Refunding Series 2019 A (AMT) (Aa3/A+)
4,750,000	5.000	10/01/2025	5,153,782
Metropolitan Washington Airports Authority RB Refunding Series 2021 A (AMT) (Aa3/A+)
19,325,000	5.000	10/01/2026	21,315,823

			116,985,066

West Virginia – 0.7%
State of West Virginia GO Bonds Series 2019 (AA-/Aa2)
8,640,000	5.000	06/01/2025	9,444,946
8,860,000	5.000	12/01/2025	9,805,856
State of West Virginia GO State Road Bonds Series 2019 A (AA-/AA)
7,830,000	5.000	06/01/2023	8,134,871
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2009A (A-/NR) (PUTABLE)(a)(b)(c)
2,900,000	2.625	06/01/2022	2,903,297
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2010A (A-/A-) (PUTABLE)(a)(b)(c)
4,645,000	0.625	12/15/2025	4,356,155
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2011A (A-/A-) (PUTABLE)(a)(b)(c)
5,650,000	1.000	09/01/2025	5,393,978
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-) (PUTABLE)(a)(b)(c)
10,350,000	3.000	06/18/2027	10,358,816
West Virginia Hospital Finance Authority Hospital Refunding & Improvement RB 2018 Series A (BBB+/NR)
550,000	5.000	01/01/2023	562,564
West Virginia University Board of Governors Refunding RB 2020 Series A (NR/AA-)
10,495,000	1.391	10/01/2023	10,369,273
19,755,000	1.449	10/01/2024	19,165,679

			80,495,435

Wisconsin – 1.4%
City of Milwaukee GO Bonds Series 2021 N3 (NR/A)
12,520,000	5.000	04/01/2025	13,485,184
City of Milwaukee GO Refunding Bonds Series 2017 (NR/A)
6,045,000	5.000	04/01/2023	6,234,398
City of New Berlin GO Refunding Bonds Series 2021 A (Aaa/ NR)
1,260,000	5.000	06/01/2026	1,409,494
County of Dane GO Bonds Series 2019 A (NR/AAA)
2,165,000	2.000	06/01/2022	2,168,890
County of Dane GO Bonds Series 2020 A (NR/AAA)
4,950,000	2.000	04/01/2024	4,951,595
3,290,000	2.000	04/01/2026	3,279,652
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (NON-AMT) (A+/A+)
325,000	5.000	06/01/2023	337,272

234	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (NON-AMT) (A+/A+)
$350,000	5.000%	06/01/2024	$372,032
Public Finance Authority Healthcare Facilities Revenue & Refunding RB Series 2020A (A/NR)
300,000	5.000	01/01/2023	307,708
300,000	5.000	01/01/2024	315,334
300,000	5.000	01/01/2025	322,788
Public Finance Authority Hospital RB Series 2020A (A+/A+)
300,000	5.000	06/01/2022	301,905
375,000	5.000	06/01/2025	408,252
300,000	5.000	06/01/2026	334,197
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
1,925,000	4.000	01/01/2026	2,023,247
2,000,000	4.000	01/01/2027	2,115,839
1,720,000	4.000	01/01/2028	1,819,347
1,790,000	4.000	01/01/2029	1,899,580
Public Finance Authority Student Housing RB Series 2020A (AGM) (AA/NR)
160,000	4.000	07/01/2024	166,085
265,000	4.000	07/01/2025	278,763
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (Baa3/NR)(g)
10,091,000	0.000	12/15/2027	7,458,406
State of Wisconsin Environmental Improvement Fund RB 2018 Series A (AAA/AAA)
7,905,000	5.000	06/01/2022	7,956,463
State of Wisconsin General Fund Annual Appropriation Refunding Bonds 2020 Series A (NR/AA)
775,000	1.720	05/01/2022	775,590
820,000	1.749	05/01/2023	818,170
State of Wisconsin GO Bonds 2014 Series A (AA+/AA+)(b)
11,145,000	5.000	05/01/2022	11,179,759
State of Wisconsin GO Bonds 2015 Series A (AA+/AA+)(b)
5,170,000	5.000	05/01/2023	5,353,156
16,330,000	5.000	05/01/2023	16,908,520
19,360,000	5.000	05/01/2023	20,045,863
State of Wisconsin GO Bonds 2018 Series A (AA+/AA+)
9,495,000	5.000	05/01/2023	9,840,695
State of Wisconsin GO Bonds 2021 Series 1 (AA+/NR)
5,000,000	5.000	05/01/2026	5,605,651
Western Technical College District GO Refunding Bonds Series 2017G (AA+/NR)
1,685,000	5.000	04/01/2023	1,740,328
Wisconsin Health & Educational Facilities Authority RB Series 2018C-1 (AA/AA)(a)(b)
4,250,000	5.000	07/29/2026	4,732,293
Wisconsin Health & Educational Facilities Authority RB Series 2018C-4 (AA/AA)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.65%)
4,000,000	1.120	07/31/2024	4,029,673

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB Series 2020 for Hmong American Peace Academy (BBB/NR)
115,000	4.000	03/15/2023	116,854
120,000	4.000	03/15/2024	122,704
125,000	4.000	03/15/2025	128,659
Wisconsin Health & Educational Facilities Authority RB Series 2020B-1 (A-/A-)(a)(b)
8,500,000	5.000	02/15/2025	9,059,784
Wisconsin Health & Educational Facilities Authority Series 2019A RB (AA+/AA+)
930,000	5.000	11/15/2022	950,702
4,455,000	5.000	11/15/2023	4,679,644
Wisconsin Health & Educational Facilities RB Series 2020 (NR/NR)
290,000	4.000	02/01/2023	293,841
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3\AA)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.18%)
3,315,000	0.650	07/01/2026	3,315,000
Wisconsin Housing & Economic Development Authority Home Ownership RB 2021 Series D (GNMA/FHLMC/FNMA COLL) (AA/NR)(b)(d)
(SIFMA Municipal Swap Index Yield + 0.15%)
6,755,000	0.620	12/02/2024	6,704,133

			164,347,450

Wyoming – 0.0%
University of Wyoming Trustees Facilities RB Series 2021C (AA-/NR)
2,000,000	5.000	06/01/2026	2,229,672
2,220,000	5.000	06/01/2027	2,524,278

			4,753,950

TOTAL MUNICIPAL BONDS
(Cost $11,835,119,132)			$11,589,230,589

Corporate Bonds – 0.1%
Commercial Services – 0.1%
Howard University Series (AA/NR)
$2,030,000	2.416%	10/01/24	$1,986,581
Howard University Series (BBB-/NR)
1,500,000	2.738	10/01/22	1,497,614
1,500,000	2.801	10/01/23	1,485,265

			4,969,460

The accompanying notes are an integral part of these financial statements.	235

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Entertainment – 0.0%
Smithsonian Institution Series (AAA/Aaa)
$825,000	0.895%	09/01/22	$822,315
800,000	0.974	09/01/23	779,073
1,000,000	1.118	09/01/24	958,857
1,000,000	1.218	09/01/25	932,024

			3,492,269

TOTAL CORPORATE BONDS
(Cost $8,655,000)			$8,461,729

TOTAL INVESTMENTS – 98.8%
(Cost $11,843,774,132)			$11,597,692,318

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			139,446,443

NET ASSETS – 100.0%			$11,737,138,761

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2022. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(c)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rates disclosed is that which is in effect on March 31, 2022.

(d)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(e)	When-issued security.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Zero coupon bond until next reset date.

(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	—Asset-Backed Security
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—American General Contractors-Interstate Commerce Commission
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax (subject to)
BAM	—Build America Mutual Assurance Co.
BHAC	—Berkshire Hathaway Assurance Corp.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. Insured Custodial Receipts
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
HUD SECT 8	—Hud Section 8
IDA	—Industrial Development Agency
LIBOR	—London Interbank Offered Rates
LP	—Limited Partnership
LT	—Limited Tax
MUN GOVT GTD	—Municipal Government Guaranteed NATL
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Bond Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD RES FED	—School Board Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—Securities Industry and Financial Markets Association
SOFR	—Secured Overnight Financing Rate
SONYMA	—State of New York Mortgage Agency
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
UT	—Unlimited Tax
UPMC	—University of Pittsburgh Medical Center
WR	—Withdrawn Rating

236	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 03/20/2023	1.000%	0.733%	JPMorgan Chase Bank NA	03/20/2023	USD 10,000	$76,642	$(47,985)	$124,627
California State Various Purpose GO Bonds Series 2003, 5.000%, 03/20/2023	1.000	0.733	Bank of America NA	03/20/2023	5,000	38,320	(23,993)	62,313

TOTAL						$114,962	$(71,978)	$186,940

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	237

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Assets and Liabilities

March 31, 2022

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $10,417,202,874, $10,301,754,394, $208,872,834 and $11,843,774,132, respectively)	$10,281,413,935	$10,482,555,032	$197,008,551	$11,597,692,318
Cash	92,931,815	156,714,803	9,074,221	223,919,654
Receivables:
Interest	118,629,341	132,408,775	2,196,273	117,975,201
Investments sold	43,255,853	45,137,598	—	132,444,197
Fund shares sold	25,821,895	21,033,651	435,088	7,995,706
Collateral on certain derivative contracts(a)	17,112,063	15,353,808	427,058	—
Reimbursement from investment adviser	310,774	157,833	28,707	171,518
Unrealized gain on swap contracts	24,925	763,116	—	186,940
Other assets	235,011	266,376	41,345	222,211
Total assets	10,579,735,612	10,854,390,992	209,211,243	12,080,607,745

Liabilities:
Variation margin on futures contracts	2,568,469	2,304,406	64,125	—
Payables:
Investments purchased on an extended-settlement basis	77,255,540	109,463,060	2,630,329	134,854,796
Investments purchased	17,537,997	2,837,448	685,649	133,850,311
Fund shares redeemed	57,657,553	69,877,845	755,931	68,530,361
Management fees	3,214,869	4,635,451	—	3,528,761
Income distribution	1,772,624	1,121,544	1,789	1,363,140
Distribution and Service fees and Transfer Agency fees	981,841	574,647	16,621	418,318
Upfront payments received on swap contracts	9,598	345,825	—	71,978
Due to broker(a)	—	430,000	—	250,000
Accrued expenses	600,454	636,868	142,289	601,319
Total liabilities	161,598,945	192,227,094	4,296,733	343,468,984

Net Assets:
Paid-in capital	10,783,699,003	10,671,388,723	216,590,786	12,071,192,373
Total distributable loss	(365,562,336)	(9,224,825)	(11,676,276)	(334,053,612)
NET ASSETS	$10,418,136,667	$10,662,163,898	$204,914,510	$11,737,138,761
Net Assets:
Class A	$1,389,169,490	$539,202,803	$—	$206,175,040
Class C	144,456,148	76,559,129	—	10,699,790
Institutional	4,492,546,204	1,808,838,266	—	2,223,537,809
Separate Account Institutional	—	—	204,914,510	—
Service	24,166	—	—	126,122
Investor	1,469,285,709	565,859,616	—	154,003,823
Class R6	163,854,969	10,353,808	—	303,269,229
Class P	2,758,799,981	7,661,350,276	—	8,839,326,948
Total Net Assets	$10,418,136,667	$10,662,163,898	$204,914,510	$11,737,138,761
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	88,381,638	54,710,945	—	19,770,153
Class C	9,186,947	7,766,194	—	1,027,133
Institutional	285,970,463	183,503,968	—	213,548,997
Separate Account Institutional	—	—	20,323,193	—
Service	1,530	—	—	12,108
Investor	93,584,661	57,354,508	—	14,786,344
Class R6	10,425,881	1,051,276	—	29,139,906
Class P	175,518,142	777,926,153	—	849,207,126
Net asset value and offering price per share:(b)
Class A	$15.72	$9.86	$—	$10.43
Class C	15.72	9.86	—	10.42
Institutional	15.71	9.86	—	10.41
Separate Account Institutional	—	—	10.08	—
Service	15.79	—	—	10.42
Investor	15.70	9.87	—	10.41
Class R6	15.72	9.85	—	10.41
Class P	15.72	9.85	—	10.41

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$17,112,063	$—
High Yield Municipal	15,353,808	(430,000)
Municipal Income Completion	427,058	—
Short Duration Tax-Free	—	(250,000)

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund is $16.33, $10.32 and $10.59, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

238	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2022

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund
Investment income:

Interest	$285,126,563	$429,556,491	$4,277,535	$172,289,765

Expenses:

Management fees	36,919,437	56,657,194	—	43,108,311

Transfer Agency fees(a)	6,454,304	4,787,326	33,677	4,519,466

Distribution and/or Service (12b-1) fees(a)	5,044,340	2,171,390	—	684,811

Custody, accounting and administrative services	1,105,525	1,153,572	72,121	1,299,460

Registration fees	445,656	250,787	42,628	594,478

Printing and mailing costs	393,361	297,809	57,089	163,462

Service fees — Class C	389,722	210,025	—	30,837

Professional fees	116,270	118,358	103,270	105,710

Trustee fees	27,025	29,568	20,227	28,372

Shareholder Administration fees — Service Shares	65	—	—	342

Other	30,855	86,608	416	101,344

Total expenses	50,926,560	65,762,637	329,428	50,636,593

Less — expense reductions	(1,736,164)	(1,734,415)	(329,417)	(1,953,580)

Net expenses	49,190,396	64,028,222	11	48,683,013

NET INVESTMENT INCOME	235,936,167	365,528,269	4,277,524	123,606,752

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(12,880,910)	9,763,576	(469,366)	(75,494,475)

Futures contracts	8,096,822	6,480,019	445,514	—

Swap contracts	30,034	811,254	—	225,257

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(666,725,907)	(780,914,392)	(14,598,370)	(421,030,834)

Futures contracts	17,492,898	14,698,436	508,124	—

Swap contracts	(24,113)	(367,084)	—	(180,842)

Net realized and unrealized loss	(654,011,176)	(749,528,191)	(14,114,098)	(496,480,894)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(418,075,009)	$(383,999,922)	$(9,836,574)	$(372,874,142)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Service	Investor	Class R6	Separate Account Institutional	Class P
Dynamic Municipal Income	$3,875,107	$1,169,168	$65	$1,860,064	$187,068	$1,862,775	$11	$1,696,653	$39,928	$—	$807,805
High Yield Municipal	1,541,312	630,078	—	739,835	100,813	732,774	—	713,053	4,245	—	2,496,606
Municipal Income Completion	—	—	—	—	—	—	—	—	—	33,677	—
Short Duration Tax-Free	591,960	92,509	342	284,143	14,801	1,037,443	54	234,049	23,984	—	2,924,992

The accompanying notes are an integral part of these financial statements.	239

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund		High Yield Municipal Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:
Net investment income	$235,936,167	$200,971,922	$365,528,269	$313,378,261

Net realized gain (loss)	(4,754,054)	(39,361,992)	17,054,849	(35,047,107)

Net change in unrealized gain (loss)	(649,257,122)	540,199,035	(766,583,040)	793,984,365

Net increase (decrease) in net assets resulting from operations	(418,075,009)	701,808,965	(383,999,922)	1,072,315,519

Distributions to shareholders:

From distributable earnings:

Class A Shares	(29,300,108)	(30,680,998)	(17,014,419)	(15,135,019)

Class C Shares	(1,777,553)	(2,094,730)	(1,689,750)	(1,944,817)

Institutional Shares	(103,386,729)	(91,393,063)	(56,301,601)	(39,002,617)

Service Shares	(438)	(3,608)	—	—

Investor Shares	(30,246,921)	(25,147,556)	(17,889,848)	(13,199,218)

Class R6 Shares	(2,966,047)	(2,090,258)	(436,851)	(198,852)

Class P Shares	(59,975,154)	(45,429,187)	(256,470,548)	(234,209,820)
Total distributions to shareholders	(227,652,950)	(196,839,400)	(349,803,017)	(303,690,343)

From share transactions:

Proceeds from sales of shares	4,299,824,031	3,705,174,124	3,198,061,591	3,306,110,174

Reinvestment of distributions	207,625,254	177,162,915	336,893,717	293,250,971

Cost of shares redeemed	(2,793,672,561)	(2,373,423,744)	(2,499,520,898)	(1,870,384,214)

Net increase in net assets resulting from share transactions	1,713,776,724	1,508,913,295	1,035,434,410	1,728,976,931
TOTAL INCREASE	1,068,048,765	2,013,882,860	301,631,471	2,497,602,107

Net Assets:

Beginning of year	9,350,087,902	7,336,205,042	10,360,532,427	7,862,930,320

End of year	$10,418,136,667	$9,350,087,902	$10,662,163,898	$10,360,532,427

240	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets (continued)

	Municipal Income Completion Fund		Short Duration Tax-Free Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:

Net investment income	$4,277,524	$1,374,326	$123,606,752	$132,598,030

Net realized gain (loss)	(23,852)	(180,169)	(75,269,218)	(10,629,333)

Net change in unrealized gain (loss)	(14,090,246)	3,503,297	(421,211,676)	147,212,322

Net increase (decrease) in net assets resulting from operations	(9,836,574)	4,697,454	(372,874,142)	269,181,019

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	—	(1,498,577)	(2,012,540)

Class C Shares	—	—	(28,450)	(95,591)

Institutional Shares	—	—	(24,044,693)	(25,817,373)

Separate Account Institutional Shares	(4,214,312)	(1,353,194)	—	—

Service Shares	—	—	(592)	(1,372)

Investor Shares	—	—	(1,711,710)	(1,815,994)

Class R6 Shares	—	—	(767,506)	(92,353)

Class P Shares	—	—	(91,321,891)	(95,650,568)

Total distributions to shareholders	(4,214,312)	(1,353,194)	(119,373,419)	(125,485,791)

From share transactions:

Proceeds from sales of shares	129,003,913	96,503,149	7,425,473,026	9,331,103,669

Reinvestment of distributions	4,201,498	1,336,815	104,978,590	110,210,651

Cost of shares redeemed	(19,410,287)	(13,664,986)	(7,286,187,538)	(5,088,379,752)

Net increase in net assets resulting from share transactions	113,795,124	84,174,978	244,264,078	4,352,934,568

TOTAL INCREASE (DECREASE)	99,744,238	87,519,238	(247,983,483)	4,496,629,796

Net Assets:

Beginning of year	105,170,272	17,651,034	11,985,122,244	7,488,492,448

End of year	$204,914,510	$105,170,272	$11,737,138,761	$11,985,122,244

The accompanying notes are an integral part of these financial statements.	241

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.63	$15.59	$16.02	$15.59	$15.46

Net investment income(a)	0.33	0.36	0.37	0.44	0.47

Net realized and unrealized gain (loss)	(0.92)	1.03	(0.43)	0.42	0.11

Total from investment operations	(0.59)	1.39	(0.06)	0.86	0.58

Distributions to shareholders from net investment income	(0.32)	(0.35)	(0.37)	(0.43)	(0.45)

Net asset value, end of year	$15.72	$16.63	$15.59	$16.02	$15.59

Total Return(b)	(3.66)%	9.00%	(0.43)%	5.62%	3.81%

Net assets, end of year (in 000’s)	$1,389,169	$1,521,711	$1,330,377	$769,894	$315,142

Ratio of net expenses to average net assets	0.72%	0.72%	0.73%	0.74%	0.76%

Ratio of total expenses to average net assets	0.74%	0.75%	0.76%	0.78%	0.85%

Ratio of net investment income to average net assets	1.97%	2.21%	2.25%	2.78%	2.98%

Portfolio turnover rate(c)	15%	6%	23%	16%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

242	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.64	$15.60	$16.03	$15.60	$15.47

Net investment income(a)	0.20	0.24	0.24	0.32	0.35

Net realized and unrealized gain (loss)	(0.93)	1.03	(0.42)	0.42	0.12

Total from investment operations	(0.73)	1.27	(0.18)	0.74	0.47

Distributions to shareholders from net investment income	(0.19)	(0.23)	(0.25)	(0.31)	(0.34)

Net asset value, end of year	$15.72	$16.64	$15.60	$16.03	$15.60

Total Return(b)	(4.44)%	8.19%	(1.17)%	4.83%	3.03%

Net assets, end of year (in 000’s)	$144,456	$153,277	$141,952	$83,931	$47,379

Ratio of net expenses to average net assets	1.47%	1.47%	1.48%	1.49%	1.51%

Ratio of total expenses to average net assets	1.49%	1.50%	1.51%	1.53%	1.60%

Ratio of net investment income to average net assets	1.22%	1.46%	1.50%	2.04%	2.23%

Portfolio turnover rate(c)	15%	6%	23%	16%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	243

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.62	$15.58	$16.02	$15.59	$15.46

Net investment income(a)	0.38	0.41	0.42	0.49	0.52

Net realized and unrealized gain (loss)	(0.92)	1.03	(0.43)	0.43	0.12

Total from investment operations	(0.54)	1.44	(0.01)	0.92	0.64

Distributions to shareholders from net investment income	(0.37)	(0.40)	(0.43)	(0.49)	(0.51)

Net asset value, end of year	$15.71	$16.62	$15.58	$16.02	$15.59

Total Return(b)	(3.35)%	9.37%	(0.16)%	5.97%	4.17%

Net assets, end of year (in 000’s)	$4,492,546	$4,188,941	$3,206,615	$1,858,949	$1,296,146

Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.40%	0.42%

Ratio of total expenses to average net assets	0.41%	0.42%	0.42%	0.44%	0.51%

Ratio of net investment income to average net assets	2.30%	2.54%	2.59%	3.14%	3.32%

Portfolio turnover rate(c)	15%	6%	23%	16%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

244	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.71	$15.67	$16.10	$15.66	$15.54

Net investment income(a)	0.30	0.34	0.34	0.42	0.44

Net realized and unrealized gain (loss)	(0.93)	1.03	(0.42)	0.43	0.11

Total from investment operations	(0.63)	1.37	(0.08)	0.85	0.55

Distributions to shareholders from net investment income	(0.29)	(0.33)	(0.35)	(0.41)	(0.43)

Net asset value, end of year	$15.79	$16.71	$15.67	$16.10	$15.66

Total Return(b)	(3.87)%	8.79%	(0.58)%	5.50%	3.58%

Net assets, end of year (in 000’s)	$24	$26	$203	$38	$36

Ratio of net expenses to average net assets	0.90%	0.89%	0.89%	0.90%	0.92%

Ratio of total expenses to average net assets	0.92%	0.92%	0.92%	0.93%	1.01%

Ratio of net investment income to average net assets	1.79%	2.06%	2.09%	2.65%	2.83%

Portfolio turnover rate(c)	15%	6%	23%	16%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	245

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Investor Shares(a)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.61	$15.57	$16.00	$15.57	$15.45

Net investment income(b)	0.37	0.40	0.41	0.48	0.50

Net realized and unrealized gain (loss)	(0.92)	1.03	(0.43)	0.42	0.11

Total from investment operations	(0.55)	1.43	(0.02)	0.90	0.61

Distributions to shareholders from net investment income	(0.36)	(0.39)	(0.41)	(0.47)	(0.49)

Net asset value, end of year	$15.70	$16.61	$15.57	$16.00	$15.57

Total Return(c)	(3.43)%	9.28%	(0.19)%	5.88%	4.01%

Net assets, end of year (in 000’s)	$1,469,286	$1,193,082	$904,160	$480,724	$160,475

Ratio of net expenses to average net assets	0.47%	0.47%	0.48%	0.49%	0.51%

Ratio of total expenses to average net assets	0.49%	0.50%	0.51%	0.53%	0.59%

Ratio of net investment income to average net assets	2.22%	2.46%	2.50%	3.03%	3.22%

Portfolio turnover rate(d)	15%	6%	23%	16%	12%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

246	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$16.63	$15.59	$16.02	$15.59	$15.56

Net investment income(b)	0.38	0.41	0.42	0.49	0.17

Net realized and unrealized gain (loss)	(0.92)	1.04	(0.42)	0.43	0.03

Total from investment operations	(0.54)	1.45	— (c)	0.92	0.20

Distributions to shareholders from net investment income	(0.37)	(0.41)	(0.43)	(0.49)	(0.17)

Net asset value, end of period	$15.72	$16.63	$15.59	$16.02	$15.59

Total Return(d)	(3.39)%	9.37%	(0.08)%	5.98%	1.27%

Net assets, end of period (in 000’s)	$163,855	$97,337	$69,532	$44,934	$10

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.39%	0.40	%(e)

Ratio of total expenses to average net assets	0.40%	0.41%	0.41%	0.42%	0.43	%(e)

Ratio of net investment income to average net assets	2.31%	2.55%	2.61%	3.11%	3.28	%(e)

Portfolio turnover rate(f)	15%	6%	23%	16%	12%

(a)	Commencement of operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	247

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$16.63	$15.59	$16.02	$15.65

Net investment income(b)	0.38	0.41	0.43	0.46

Net realized and unrealized gain (loss)	(0.92)	1.04	(0.43)	0.36

Total from investment operations	(0.54)	1.45	— (c)	0.82

Distributions to shareholders from net investment income	(0.37)	(0.41)	(0.43)	(0.45)

Net asset value, end of period	$15.72	$16.63	$15.59	$16.02

Total Return(d)	(3.33)%	9.37%	(0.08)%	5.35%

Net assets, end of period (in 000’s)	$2,758,800	$2,195,715	$1,683,366	$1,193,566

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.39	%(e)

Ratio of total expenses to average net assets	0.40%	0.41%	0.41%	0.43	%(e)

Ratio of net investment income to average net assets	2.31%	2.55%	2.61%	3.11	%(e)

Portfolio turnover rate(f)	15%	6%	23%	16%

(a)	Commencement of operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

248	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.49	$9.59	$9.91	$9.55	$9.35

Net investment income(a)	0.31	0.33	0.37	0.38	0.38

Net realized and unrealized gain (loss)	(0.65)	0.89	(0.34)	0.35	0.18

Total from investment operations	(0.34)	1.22	0.03	0.73	0.56

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.35)	(0.37)	(0.36)

Net asset value, end of year	$9.86	$10.49	$9.59	$9.91	$9.55

Total Return(b)	(3.36)%	12.87%	0.13%	7.79%	6.10%

Net assets, end of year (in 000’s)	$539,203	$594,728	$419,784	$377,942	$250,436

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of total expenses to average net assets	0.88%	0.89%	0.91%	0.92%	0.92%

Ratio of net investment income to average net assets	2.90%	3.23%	3.61%	3.97%	4.00%

Portfolio turnover rate(c)	13%	7%	20%	16%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	249

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.49	$9.59	$9.91	$9.55	$9.35

Net investment income(a)	0.23	0.25	0.29	0.31	0.31

Net realized and unrealized gain (loss)	(0.65)	0.89	(0.34)	0.35	0.18

Total from investment operations	(0.42)	1.14	(0.05)	0.66	0.49

Distributions to shareholders from net investment income	(0.21)	(0.24)	(0.27)	(0.30)	(0.29)

Net asset value, end of year	$9.86	$10.49	$9.59	$9.91	$9.55

Total Return(b)	(4.09)%	12.03%	(0.62)%	6.99%	5.30%

Net assets, end of year (in 000’s)	$76,559	$80,215	$77,387	$60,899	$59,381

Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%

Ratio of total expenses to average net assets	1.63%	1.64%	1.66%	1.67%	1.67%

Ratio of net investment income to average net assets	2.15%	2.50%	2.85%	3.22%	3.25%

Portfolio turnover rate(c)	13%	7%	20%	16%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

250	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.49	$9.59	$9.91	$9.55	$9.36

Net investment income(a)	0.34	0.36	0.40	0.41	0.41

Net realized and unrealized gain (loss)	(0.64)	0.89	(0.34)	0.35	0.17

Total from investment operations	(0.30)	1.25	0.06	0.76	0.58

Distributions to shareholders from net investment income	(0.33)	(0.35)	(0.38)	(0.40)	(0.39)

Net asset value, end of year	$9.86	$10.49	$9.59	$9.91	$9.55

Total Return(b)	(3.06)%	13.22%	0.43%	8.10%	6.29%

Net assets, end of year (in 000’s)	$1,808,838	$1,416,246	$894,702	$699,635	$5,026,846

Ratio of net expenses to average net assets	0.54%	0.54%	0.55%	0.56%	0.56%

Ratio of total expenses to average net assets	0.55%	0.56%	0.57%	0.58%	0.58%

Ratio of net investment income to average net assets	3.21%	3.54%	3.91%	4.27%	4.29%

Portfolio turnover rate(c)	13%	7%	20%	16%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	251

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Investor Shares(a)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.50	$9.60	$9.92	$9.56	$9.37

Net investment income(b)	0.33	0.35	0.39	0.41	0.41

Net realized and unrealized gain (loss)	(0.64)	0.89	(0.34)	0.34	0.17

Total from investment operations	(0.31)	1.24	0.05	0.75	0.58

Distributions to shareholders from net investment income	(0.32)	(0.34)	(0.37)	(0.39)	(0.39)

Net asset value, end of year	$9.87	$10.50	$9.60	$9.92	$9.56

Total Return(c)	(3.12)%	13.14%	0.38%	8.05%	6.26%

Net assets, end of year (in 000’s)	$565,860	$496,140	$331,991	$202,256	$85,209

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.63%	0.65%	0.66%	0.66%	0.67%

Ratio of net investment income to average net assets	3.15%	3.48%	3.85%	4.21%	4.26%

Portfolio turnover rate(d)	13%	7%	20%	16%	16%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

252	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.48	$9.58	$9.91	$9.55	$9.46

Net investment income(b)	0.34	0.35	0.40	0.41	0.14

Net realized and unrealized gain (loss)	(0.64)	0.90	(0.35)	0.35	0.08

Total from investment operations	(0.30)	1.25	0.05	0.76	0.22

Distributions to shareholders from net investment income	(0.33)	(0.35)	(0.38)	(0.40)	(0.13)

Net asset value, end of period	$9.85	$10.48	$9.58	$9.91	$9.55

Total Return(c)	(3.06)%	13.24%	0.32%	8.09%	2.33%

Net assets, end of period (in 000’s)	$10,354	$11,001	$11	$11	$10

Ratio of net expenses to average net assets	0.53%	0.53%	0.54%	0.55%	0.57	%(d)

Ratio of total expenses to average net assets	0.54%	0.55%	0.57%	0.55%	0.60	%(d)

Ratio of net investment income to average net assets	3.22%	3.44%	3.92%	4.28%	4.36	%(d)

Portfolio turnover rate(e)	13%	7%	20%	16%	16%

(a)	Commencement of operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	253

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.48	$9.58	$9.90	$9.60

Net investment income(b)	0.34	0.36	0.40	0.39

Net realized and unrealized gain (loss)	(0.64)	0.89	(0.34)	0.28

Total from investment operations	(0.30)	1.25	0.06	0.67

Distributions to shareholders from net investment income	(0.33)	(0.35)	(0.38)	(0.37)

Net asset value, end of period	$9.85	$10.48	$9.58	$9.90

Total Return(c)	(3.06)%	13.24%	0.44%	7.14%

Net assets, end of period (in 000’s)	$7,661,350	$7,762,203	$6,139,055	$5,961,922

Ratio of net expenses to average net assets	0.53%	0.53%	0.54%	0.55	%(d)

Ratio of total expenses to average net assets	0.54%	0.55%	0.56%	0.57	%(d)

Ratio of net investment income to average net assets	3.22%	3.56%	3.93%	4.27	%(d)

Portfolio turnover rate(e)	13%	7%	20%	16%

(a)	Commencement of operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

254	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Municipal Income Completion Fund
	Separate Account Institutional Shares
	Year Ended March 31,		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$10.68	$9.65	$10.00

Net investment income(b)	0.27	0.31	0.35

Net realized and unrealized gain (loss)	(0.60)	1.03	(0.34)

Total from investment operations	(0.33)	1.34	0.01

Distributions to shareholders from net investment income	(0.27)	(0.31)	(0.36)

Net asset value, end of period	$10.08	$10.68	$9.65

Total Return(c)	(3.22)%	14.11%	(0.10)%

Net assets, end of period (in 000’s)	$204,915	$105,170	$17,651

Ratio of net expenses to average net assets	—%	—%	—%

Ratio of total expenses to average net assets	0.20%	0.45%	6.51%

Ratio of net investment income to average net assets	2.53%	2.96%	3.40%

Portfolio turnover rate(d)	14%	8%	7%

(a)	Commencement of operations on April 1, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	255

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.83	$10.63	$10.66	$10.48	$10.52

Net investment income(a)	0.07	0.11	0.16	0.16	0.12

Net realized and unrealized gain (loss)	(0.40)	0.20	(0.03)	0.17	(0.04)

Total from investment operations	(0.33)	0.31	0.13	0.33	0.08

Distributions to shareholders from net investment income	(0.07)	(0.11)	(0.16)	(0.15)	(0.12)

Net asset value, end of year	$10.43	$10.83	$10.63	$10.66	$10.48

Total Return(b)	(3.08)%	2.92%	1.18%	3.20%	0.74%

Net assets, end of year (in 000’s)	$206,175	$255,472	$134,986	$119,675	$97,703

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.69%	0.68%

Ratio of total expenses to average net assets	0.72%	0.73%	0.74%	0.75%	0.75%

Ratio of net investment income to average net assets	0.66%	1.05%	1.45%	1.51%	1.18%

Portfolio turnover rate(c)	41%	20%	29%	44%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

256	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.82	$10.62	$10.65	$10.47	$10.51

Net investment income(a)	0.03	0.08	0.11	0.12	0.09

Net realized and unrealized gain (loss)	(0.41)	0.19	(0.03)	0.17	(0.05)

Total from investment operations	(0.38)	0.27	0.08	0.29	0.04

Distributions to shareholders from net investment income	(0.02)	(0.07)	(0.11)	(0.11)	(0.08)

Net asset value, end of year	$10.42	$10.82	$10.62	$10.65	$10.47

Total Return(b)	(3.47)%	2.51%	0.78%	2.80%	0.34%

Net assets, end of year (in 000’s)	$10,700	$12,988	$17,180	$15,681	$19,813

Ratio of net expenses to average net assets	1.08%	1.08%	1.08%	1.09%	1.08%

Ratio of total expenses to average net assets	1.47%	1.48%	1.50%	1.50%	1.50%

Ratio of net investment income to average net assets	0.26%	0.70%	1.04%	1.10%	0.81%

Portfolio turnover rate(c)	41%	20%	29%	44%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	257

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.82	$10.62	$10.64	$10.47	$10.50

Net investment income(a)	0.10	0.15	0.19	0.19	0.16

Net realized and unrealized gain (loss)	(0.41)	0.19	(0.02)	0.16	(0.04)

Total from investment operations	(0.31)	0.34	0.17	0.35	0.12

Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.19)	(0.18)	(0.15)

Net asset value, end of year	$10.41	$10.82	$10.62	$10.64	$10.47

Total Return(b)	(2.89)%	3.23%	1.58%	3.42%	1.15%

Net assets, end of year (in 000’s)	$2,223,538	$2,424,423	$1,646,398	$1,488,011	$4,936,410

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.39%	0.40%	0.40%	0.41%	0.41%

Ratio of net investment income to average net assets	0.96%	1.36%	1.75%	1.77%	1.52%

Portfolio turnover rate(c)	41%	20%	29%	44%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

258	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.82	$10.62	$10.64	$10.47	$10.50

Net investment income(a)	0.05	0.10	0.14	0.14	0.11

Net realized and unrealized gain (loss)	(0.40)	0.19	(0.02)	0.16	(0.04)

Total from investment operations	(0.35)	0.29	0.12	0.30	0.07

Distributions to shareholders from net investment income	(0.05)	(0.09)	(0.14)	(0.13)	(0.10)

Net asset value, end of year	$10.42	$10.82	$10.62	$10.64	$10.47

Total Return(b)	(3.28)%	2.71%	1.07%	2.90%	0.65%

Net assets, end of year (in 000’s)	$126	$133	$179	$293	$287

Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.89%	0.88%

Ratio of total expenses to average net assets	0.89%	0.90%	0.91%	0.91%	0.91%

Ratio of net investment income to average net assets	0.46%	0.91%	1.27%	1.31%	1.03%

Portfolio turnover rate(c)	41%	20%	29%	44%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	259

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Investor Shares(a)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.82	$10.62	$10.64	$10.47	$10.51

Net investment income(b)	0.10	0.14	0.18	0.19	0.16

Net realized and unrealized gain (loss)	(0.42)	0.20	(0.02)	0.16	(0.05)

Total from investment operations	(0.32)	0.34	0.16	0.35	0.11

Distributions to shareholders from net investment income	(0.09)	(0.14)	(0.18)	(0.18)	(0.15)

Net asset value, end of year	$10.41	$10.82	$10.62	$10.64	$10.47

Total Return(c)	(2.94)%	3.18%	1.53%	3.37%	1.01%

Net assets, end of year (in 000’s)	$154,004	$175,488	$111,743	$65,719	$21,605

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.44%	0.43%

Ratio of total expenses to average net assets	0.47%	0.48%	0.49%	0.50%	0.50%

Ratio of net investment income to average net assets	0.91%	1.31%	1.69%	1.79%	1.48%

Portfolio turnover rate(d)	41%	20%	29%	44%	35%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

260	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.81	$10.61	$10.64	$10.46	$10.45

Net investment income(b)	0.10	0.15	0.19	0.21	0.06

Net realized and unrealized gain (loss)	(0.40)	0.19	(0.03)	0.15	—	(c)

Total from investment operations	(0.30)	0.34	0.16	0.36	0.06

Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.19)	(0.18)	(0.05)

Net asset value, end of period	$10.41	$10.81	$10.61	$10.64	$10.46

Total Return(d)	(2.79)%	3.24%	1.50%	3.51%	0.61%

Net assets, end of period (in 000’s)	$303,269	$8,393	$5,992	$5,014	$10

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.38%	0.36	%(e)

Ratio of total expenses to average net assets	0.39%	0.39%	0.39%	0.40%	0.38	%(e)

Ratio of net investment income to average net assets	0.97%	1.37%	1.75%	1.96%	1.64	%(e)

Portfolio turnover rate(f)	41%	20%	29%	44%	35%

(a)	Commencement of operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	261

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.81	$10.61	$10.64	$10.46

Net investment income(b)	0.10	0.15	0.19	0.18

Net realized and unrealized gain (loss)	(0.40)	0.19	(0.03)	0.17

Total from investment operations	(0.30)	0.34	0.16	0.35

Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.19)	(0.17)

Net asset value, end of period	$10.41	$10.81	$10.61	$10.64

Total Return(c)	(2.79)%	3.24%	1.50%	3.42%

Net assets, end of period (in 000’s)	$8,839,327	$9,108,224	$5,572,014	$4,965,675

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.38	%(d)

Ratio of total expenses to average net assets	0.38%	0.39%	0.39%	0.40	%(d)

Ratio of net investment income to average net assets	0.97%	1.36%	1.75%	1.86	%(d)

Portfolio turnover rate(e)	41%	20%	29%	44%

(a)	Commencement of operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

262	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service, Investor, R6, and P	Diversified
High Yield Municipal	A, C, Institutional, Investor, R6, and P	Diversified
Municipal Income Completion	Separate Account Institutional	Diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class P and Separate Account Institutional Shares are not subject to a sales charge

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses are recorded upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — it is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

263

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of

264

GOLDMAN SACHS MUNICIPAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the

265

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2022:

DYNAMIC MUNICIPAL INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$10,220,599,201	$—

Corporate Bonds	—	18,050,076	42,764,658

Total	$—	$10,238,649,277	$42,764,658

Derivative Type

Assets(a)

Futures Contracts	$21,883,656	$—	$—

Credit Default Swap Contracts	—	24,925	—

Total	$21,883,656	$24,925	$—

HIGH YIELD MUNICIPAL FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$10,377,045,292	$—

Corporate Bonds	—	24,319,790	81,189,950

Total	$—	$10,401,365,082	$81,189,950

Derivative Type

Assets(a)

Futures Contracts	$19,601,683	$—	$—

Credit Default Swap Contracts	—	763,116	—

Total	$19,601,683	$763,116	$—

MUNICIPAL INCOME COMPLETION FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$195,189,808	$—

Corporate Bonds	—	—	1,818,743

Total	$—	$195,189,808	$1,818,743

Derivative Type

Assets(a)

Futures Contracts	$551,972	$—	$—

(a)	Amount shown represents unrealized gain at period end.

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Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$11,589,230,589	$—

Corporate Bonds	—	8,461,729	—

Total	$—	$11,597,692,318	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$186,940	$—

(a)	Amount shown represents unrealized gain at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Municipal Income
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$24,925	—	$—
Interest Rate	Variation margin on futures contracts(a)	21,883,656	—	—
Total		$21,908,581		$—

High Yield Municipal
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$763,116	—	$—
Interest Rate	Variation margin on futures contracts(a)	19,601,683	—	—
Total		$20,364,799		$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2022 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

Municipal Income Completion
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures contracts(a)	$551,972	—	$—

Short Duration Tax-Free
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$186,940	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2022 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Municipal Income
Risk	Statements of Operations	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$30,034	$(24,113)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	8,096,822	17,492,898
Total		$8,126,856	$17,468,785

High Yield Municipal
Risk	Statements of Operations	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$811,254	$(367,084)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	6,480,019	14,698,436
Total		$7,291,273	$14,331,352

Municipal Income Completion
Risk	Statements of Operations	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$445,514	$508,124

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Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Tax-Free
Risk	Statements of Operations	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$225,257	$(180,842)

For the fiscal year ended March 31, 2022, the relevant values for each derivative type were as follows:

	Average Number of Contracts or Notional Amounts(1)
Fund	Futures Contracts	Swap Contracts
Dynamic Municipal Income	3,422	$2,000,000
High Yield Municipal	3,654	51,333,333
Municipal Income Completion	74	—
Short Duration Tax-Free	—	15,000,000

(1)	Amounts disclosed represent average number of contracts for futures contracts or notional amounts for swap agreements, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

With the exception of the Municipal Income Completion Fund, as compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. The Municipal Income Completion Fund does not pay a management fee to GSAM. However, the Fund is used exclusively to implement municipal investment strategies for separately managed account clients of GSAM that participate in certain “wrap-fee” programs.

For the fiscal year ended March 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.40%	0.36%	0.34%	0.34%	0.33%	0.35%	0.35%
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.49	0.49
Short Duration Tax-Free	0.39	0.35	0.33	0.33	0.32	0.34	0.34

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the applicable Funds, as set forth below.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A shares, the Distributor at its direction may use compensation for distribution services paid under the Distribution plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the minimum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2022, Goldman Sachs agreed to waive a portion of the distribution and/or service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2022. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Municipal Income	$31,987	$—
High Yield Municipal	33,864	—
Short Duration Tax-Free	5,311	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; 0.04% of the average daily net assets of Institutional and Service Shares; and 0.02% of the average daily net assets of Separate Account Institutional Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.02% and 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs also agreed to reduce or limit its transfer agency fee to 0.00% as an annual percentage rate of the average daily net assets attributable to Separate Account

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Notes to Financial Statements (continued)

March 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Institutional Shares of the Municipal Income Completion Fund. These arrangements will remain in effect through at least July 29, 2022, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets is 0.004% for Dynamic Municipal Income, High Yield Municipal Income, Short Duration Tax-Free Funds and 0.00% for Municipal Income Completion Fund. These Other Expense limitations will remain in place through at least July 29, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Class C Distribution and Service Fee	Transfer Agency Waivers/Credits		Other Expense Reimbursements	Total Expense Reductions
Dynamic Municipal Income	$—	$—		$1,736,164	$1,736,164
High Yield Municipal	—	258,936	(a)	1,475,479	1,734,415
Municipal Income Completion	—	33,677		295,740	329,417
Short Duration Tax-Free	43,171	133,246	(a)	1,777,163	1,953,580

(a)	Applicable to Class A, Class C and Investor Shares.

G.  Line of Credit Facility — As of March 31, 2022, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2022, the Funds did not have any borrowings under the facility. The facility was increased to $1,250,000,000 effective April 22, 2022.

H.  Other Transactions with Affiliates — As of March 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Service
Dynamic Municipal Income	16%

A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2022, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$101,042,917	$68,510,166	$(2,128,571)
High Yield Municipal	—	82,811,871	(2,467,601)
Municipal Income Completion	629,860	1,771,130	(18,215)
Short Duration Tax-Free	85,477,837	34,057,448	(1,216,377)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2022, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Municipal Income	$149,042,495	$3,217,141,184	$194,381,166	$1,316,182,134
High Yield Municipal	—	2,497,681,716	—	1,454,539,212
Municipal Income Completion	—	135,135,354	—	22,223,351
Short Duration Tax-Free	548,266,491	5,282,058,240	922,415,649	4,133,921,552

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2022, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Distributions paid from:
Ordinary Income	$22,341,203	$33,859,265	$349,262	$12,760,965
Tax-exempt income	205,311,747	315,943,752	3,865,050	106,612,454
Total Distributions	$227,652,950	$349,803,017	$4,214,312	$119,373,419

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Distributions paid from:
Ordinary Income	$14,604,739	$17,639,652	$35,919	$13,808,411
Tax-exempt income	182,234,661	286,050,691	1,317,275	111,677,380
Total Distributions	$196,839,400	$303,690,343	$1,353,194	$125,485,791

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Notes to Financial Statements (continued)

March 31, 2022

7. TAX INFORMATION (continued)

As of March 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Undistributed tax exempt income — net	$24,135,878	$163,970,033	$72,340	$19,560,147
Undistributed long-term capital gains	—	—	266,029	—
Total undistributed earnings	$24,135,878	$163,970,033	$338,369	$19,560,147
Capital loss carryforwards:(1)
Perpetual Short-Term	$(254,051,738)	$(310,682,673)	$—	$(26,578,110)
Perpetual Long-Term	—	(76,796,044)	—	(27,159,408)
Total capital loss carryforwards	$(254,051,738)	$(387,478,717)	$—	$(53,737,518)
Timing differences (Post October Loss Deferral, Defaulted Bond Income and Distributions Payable)	$(9,495,443)	$(10,508,783)	$(207,703)	$(69,726,022)
Unrealized gains (losses) — net	$(126,151,033)	$224,792,642	$(11,806,942)	$(230,150,219)
Total accumulated earnings (losses) — net	$(365,562,336)	$(9,224,825)	$(11,676,276)	$(334,053,612)

(1)	The Dynamic Municipal Income, High Yield Municipal, and Municipal Income Completion Funds utilized $17,809,675, $33,400,144, and $389,397, respectively, of capital losses in the current fiscal year.

As of March 31, 2022, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Tax Cost	$10,429,472,993	$10,278,111,189	$209,367,465	$11,828,024,477
Gross unrealized gain	196,847,942	558,256,939	1,687,012	56,745,049
Gross unrealized loss	(322,998,975)	(333,464,297)	(13,493,954)	(286,895,268)
Net unrealized gain (loss)	$(126,151,033)	$224,792,642	$(11,806,942)	$(230,150,219)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, and differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from

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8. OTHER RISKS (continued)

derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a

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Notes to Financial Statements (continued)

March 31, 2022

8. OTHER RISKS (continued)

Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Contingencies — Dynamic Municipal Income Fund and High Yield Municipal Fund are among the defendants in an adversary proceeding filed in August 2019 (the “Adversary Proceeding”) against current and former holders of General Obligation (“GO”) and other bonds issued by the Commonwealth of Puerto Rico seeking to clawback payments made to bondholders on the grounds that the bonds allegedly violated the Puerto Rico Constitution and were void from the outset. On February 9, 2020, the Financial Oversight and Management Board for Puerto Rico, as representative of the Commonwealth of Puerto Rico (the “Commonwealth”), the Puerto Rico Public Buildings Authority (“PBA”), and the Employee Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”) entered into a Plan Support Agreement (the “PSA”) with certain holders of GO Bond Claims and/or CW Guarantee Bond Claims (each as defined in the PSA) and holders of PBA Bond Claims (as defined in the PSA). The Government of the Commonwealth of Puerto Rico is not a party to the PSA and does not support it on its current terms. Pursuant to the PSA, the Oversight Board and certain creditors agreed to settle the GO clawback litigation. The settlement was

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10. OTHER MATTERS (continued)

incorporated into an amended Plan of Adjustment, filed February 28, 2020. On March 8, 2021, the Oversight Board filed its Second Amended Plan of Adjustment (the “Plan”) and Second Amended Disclosure Statement (the “Disclosure Statement”), that each incorporate the PSA’s terms regarding settlement of the Adversary Proceeding. Pursuant to the settlement, current GO bondholders will receive cash and new bonds, ultimately resulting in recovery of approximately 28% on average less than they are entitled under the existing bonds. Former GO bondholders will be dismissed from the clawback litigation. The settlement has support from current bondholders in excess of the required 70% threshold but it still requires court approval. In addition, the Plan requires certain legislation to be passed by Puerto Rico, which the government of Puerto Rico does not currently support. On May 12, 2021, the Oversight Board filed its Third Amended Plan of Adjustment and Disclosure Statement for the Third Amended Plan of Adjustment. The hearing to approve the Plan, and therefore the settlement, began on November 8, 2021. The Plan was approved by the court on January 18, 2022. Pursuant to the Plan, the clawback litigation was required to be dismissed after the Effective Date. The Effective Date occurred on March 15, 2022. By a notice, dated March 27, 2022, the Oversight Board notified all interested parties that the clawback litigation had been dismissed.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

March 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,035,764	$401,861,311	27,130,461	$441,535,135
Reinvestment of distributions	1,565,685	26,033,103	1,680,072	27,305,457
Shares redeemed	(28,708,626)	(476,003,236)	(22,646,818)	(366,111,221)
	(3,107,177)	(48,108,822)	6,163,715	102,729,371
Class C Shares
Shares sold	1,601,928	26,838,276	2,215,316	36,061,208
Reinvestment of distributions	88,184	1,466,160	104,163	1,692,207
Shares redeemed	(1,714,939)	(28,559,585)	(2,208,390)	(35,875,780)
	(24,827)	(255,149)	111,089	1,877,635
Institutional Shares
Shares sold	106,361,167	1,772,929,202	108,713,396	1,758,290,200
Reinvestment of distributions	5,259,511	87,346,842	4,651,326	75,619,506
Shares redeemed	(77,630,429)	(1,280,276,972)	(67,149,083)	(1,079,008,834)
	33,990,249	579,999,072	46,215,639	754,900,872
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	4	69	119	1,968
Shares redeemed	—	—	(11,538)	(193,879)
	4	69	(11,419)	(191,911)
Investor Shares
Shares sold	41,956,371	698,566,082	34,494,058	557,873,537
Reinvestment of distributions	1,823,620	30,243,937	1,547,951	25,146,992
Shares redeemed	(22,008,256)	(362,246,818)	(22,284,814)	(359,673,808)
	21,771,735	366,563,201	13,757,195	223,346,721
Class R6 Shares
Shares sold	6,346,136	105,873,398	2,635,343	42,636,938
Reinvestment of distributions	154,463	2,563,437	123,409	2,008,443
Shares redeemed	(1,927,583)	(31,819,908)	(1,366,001)	(22,013,835)
	4,573,016	76,616,927	1,392,751	22,631,546
Class P Shares
Shares sold	77,180,945	1,293,755,762	53,104,367	868,777,106
Reinvestment of distributions	3,612,672	59,971,706	2,790,925	45,388,342
Shares redeemed	(37,285,771)	(614,766,042)	(31,848,706)	(510,546,387)
	43,507,846	738,961,426	24,046,586	403,619,061

NET INCREASE	100,710,846	$1,713,776,724	91,675,556	$1,508,913,295

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,718,918	$166,920,047	25,004,492	$255,296,564
Reinvestment of distributions	1,367,738	14,444,007	1,330,660	13,424,922
Shares redeemed	(19,085,592)	(201,344,310)	(13,419,090)	(134,525,705)
	(1,998,936)	(19,980,256)	12,916,062	134,195,781
Class C Shares
Shares sold	1,645,557	17,550,032	2,072,246	20,652,165
Reinvestment of distributions	147,891	1,560,160	174,538	1,757,292
Shares redeemed	(1,674,075)	(17,601,320)	(2,671,001)	(27,001,415)
	119,373	1,508,872	(424,217)	(4,591,958)
Institutional Shares
Shares sold	99,816,354	1,058,131,502	83,608,303	844,550,883
Reinvestment of distributions	4,394,598	46,313,315	3,023,295	30,596,294
Shares redeemed	(55,724,676)	(581,805,532)	(44,932,582)	(450,666,826)
	48,486,276	522,639,285	41,699,016	424,480,351
Investor Shares
Shares sold	25,312,083	268,864,000	29,479,208	296,433,895
Reinvestment of distributions	1,693,533	17,880,365	1,302,751	13,181,730
Shares redeemed	(16,908,475)	(177,331,196)	(18,123,576)	(177,792,271)
	10,097,141	109,413,169	12,658,383	131,823,354
Class R6 Shares
Shares sold	642,556	6,871,403	1,213,075	12,022,429
Reinvestment of distributions	35,546	373,752	13,555	140,689
Shares redeemed	(676,174)	(6,745,802)	(178,441)	(1,824,173)
	1,928	499,353	1,048,189	10,338,945
Class P Shares
Shares sold	158,138,125	1,679,724,607	185,617,777	1,877,154,238
Reinvestment of distributions	24,314,923	256,322,118	23,226,887	234,150,044
Shares redeemed	(145,195,767)	(1,514,692,738)	(109,055,169)	(1,078,573,824)
	37,257,281	421,353,987	99,789,495	1,032,730,458

NET INCREASE	93,963,063	$1,035,434,410	167,686,928	$1,728,976,931

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Notes to Financial Statements (continued)

March 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Municipal Income Completion Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Separate Account Institutional Shares
Shares sold	11,899,829	$129,003,913	9,219,167	$96,503,149
Reinvestment of distributions	391,488	4,201,498	127,959	1,336,815
Shares redeemed	(1,812,740)	(19,410,287)	(1,332,397)	(13,664,986)

NET INCREASE	10,478,577	$113,795,124	8,014,729	$84,174,978

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,084,774	$76,358,080	18,777,313	$202,943,095
Reinvestment of distributions	104,902	1,130,045	144,975	1,565,595
Shares redeemed	(11,004,539)	(118,652,801)	(8,031,039)	(86,837,761)
	(3,814,863)	(41,164,676)	10,891,249	117,670,929
Class C Shares
Shares sold	218,073	2,363,659	326,313	3,519,956
Reinvestment of distributions	2,034	21,882	6,705	72,195
Shares redeemed	(393,378)	(4,245,678)	(750,133)	(8,094,427)
	(173,271)	(1,860,137)	(417,115)	(4,502,276)
Institutional Shares
Shares sold	140,049,807	1,509,919,118	162,622,055	1,754,610,301
Reinvestment of distributions	991,377	10,656,424	1,022,010	11,017,152
Shares redeemed	(151,648,001)	(1,628,592,534)	(94,544,965)	(1,017,983,009)
	(10,606,817)	(108,016,992)	69,099,100	747,644,444
Service Shares
Shares sold	2,304	25,000	7	71
Reinvestment of distributions	55	592	127	1,372
Shares redeemed	(2,568)	(27,841)	(4,655)	(50,368)
	(209)	(2,249)	(4,521)	(48,925)
Investor Shares
Shares sold	14,258,158	153,466,994	13,343,553	143,866,061
Reinvestment of distributions	159,020	1,709,206	168,372	1,815,725
Shares redeemed	(15,852,805)	(169,359,133)	(7,812,068)	(84,337,114)
	(1,435,627)	(14,182,933)	5,699,857	61,344,672
Class R6 Shares
Shares sold	36,272,487	388,483,591	519,646	5,608,073
Reinvestment of distributions	13,123	140,126	8,175	88,092
Shares redeemed	(7,922,010)	(83,867,771)	(316,078)	(3,409,772)
	28,363,600	304,755,946	211,743	2,286,393
Class P Shares
Shares sold	490,367,780	5,294,856,584	669,000,966	7,220,556,112
Reinvestment of distributions	8,501,219	91,320,315	8,874,293	95,650,520
Shares redeemed	(492,116,679)	(5,281,441,780)	(360,399,402)	(3,887,667,301)
	6,752,320	104,735,119	317,475,857	3,428,539,331

NET INCREASE	19,085,133	$244,264,078	402,956,170	$4,352,934,568

281

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

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Fund Expenses — Six Month Period Ended March 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022, which represents a period of 182 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Income Fund				Municipal Income Completion Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/2022*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/2022*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/2022*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/2022*
Class A
Actual	$1,000.00	$947.99		$3.50	$1,000.00	$939.85		$4.06	N/A	N/A		N/A	$1,000.00	$966.82		$3.33
Hypothetical 5% return	1,000.00	1,021.34	+	3.63	1,000.00	1,020.74	+	4.23	N/A	N/A		N/A	1,000.00	1,021.54	+	3.43
Class C
Actual	1,000.00	943.87		7.12	1,000.00	935.45		7.67	N/A	N/A		N/A	1,000.00	964.86		5.24
Hypothetical 5% return	1,000.00	1,017.60	+	7.39	1,000.00	1,017.00	+	8.00	N/A	N/A		N/A	1,000.00	1,019.60	+	5.39
Institutional
Actual	1,000.00	948.96		1.90	1,000.00	941.31		2.57	N/A	N/A		N/A	1,000.00	968.21		1.86
Hypothetical 5% return	1,000.00	1,022.99	+	1.97	1,000.00	1,022.29	+	2.67	N/A	N/A		N/A	1,000.00	1,023.04	+	1.92
Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	$1,000.00	$940.85		—	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,024.93	+	—	N/A	N/A		N/A
Service
Actual	1,000.00	946.81		4.37	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	965.82		4.31
Hypothetical 5% return	1,000.00	1,020.44	+	4.53	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,020.54	+	4.43
Investor
Actual	1,000.00	949.10		2.28	1,000.00	941.10		2.86	N/A	N/A		N/A	1,000.00	967.96		2.11
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,021.99	+	2.97	N/A	N/A		N/A	1,000.00	1,022.79	+	2.17
Class R6
Actual	1,000.00	949.00		1.85	1,000.00	940.41		2.52	N/A	N/A		N/A	1,000.00	968.25		1.82
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	1,000.00	1,022.34	+	2.62	N/A	N/A		N/A	1,000.00	1,023.09	+	1.87
Class P
Actual	1,000.00	949.61		1.85	1,000.00	940.41		2.52	N/A	N/A		N/A	1,000.00	968.25		1.82
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	1,000.00	1,022.34	+	2.62	N/A	N/A		N/A	1,000.00	1,023.09	+	1.87

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Separate Account Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Dynamic Municipal Income	0.72%	1.47%	0.39%	N/A	0.90%	0.47%	0.38%	N/A	0.38%
High Yield Municipal Income	0.84	1.59	0.53	N/A	N/A	0.59	0.52	N/A	0.52
Municipal Income Completion	N/A	N/A	N/A	—	N/A	N/A	N/A	N/A	N/A
Short Duration Tax-Free	0.68	1.07	0.38	N/A	0.88	0.43	0.37	N/A	0.37

285

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data drive, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				108	None

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Vertical Aerospace Ltd. (an aerospace and technology company)

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				108	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021- September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

286

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Verizon Communications Inc.

287

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018 - Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	173	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2022, Goldman Sachs Trust consisted of 91 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 43 portfolios (29 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

288

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 207

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2022, 90.18%, 90.32%, 91.71%, and 89.30% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, High Yield Municipal Fund, Municipal Income Completion Fund, and Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

289

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Jessica Palmer, Chair

Dwight L. Bush

Kathryn A. Cassidy

John G. Chou*

Diana M. Daniels

Joaquin Delgado

Eileen H. Dowling

James A. McNamara

Roy W. Templin

Gregory G. Weaver

Paul C. Wirth*

* Effective April 12, 2022

OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2022 Goldman Sachs. All rights reserved. 279351-OTU-1611228 TFFIAR-22

Goldman Sachs Funds

Annual Report	March 31, 2022

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
Inflation Protected Securities
Short Duration Bond* (formerly, Short Duration Income)
Short Duration Government
Short-Term Conservative Income

*Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund and changed its benchmark index from the Goldman Sachs Short Duration Income Fund Composite Index to the Goldman Sachs Short Duration Bond Fund Composite Index.

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION BOND

∎	SHORT DURATION GOVERNMENT

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Short Duration and

Government Fixed Income Funds

Market Review

During the 12 months ended March 31, 2022 (the “Reporting Period”), the performance of the fixed income markets was broadly influenced by economic growth expectations, the spread of COVID-19 variants, rising inflation, higher interest rates, heightened geopolitical tensions, and the monetary and fiscal stimulus policies of central banks and governments.

In April 2021, when the Reporting Period began, the U.S. Federal Reserve (the “Fed”) was optimistic as economic data improved, but it did not hint at tapering its monthly purchases of U.S. Treasury securities and mortgage-backed securities, saying policymakers still needed to see “substantial progress” on employment and inflation goals. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as economic reopening, policy support and temporary supply shortages, were likely to continue distorting economic data in the near term. This led to a recalibration in the market’s economic growth expectations, though the reassessment may also have reflected investors’ concerns about the spreading COVID-19 Delta variant and the potential of a sooner than consensus anticipated withdrawal of Fed policy support. Indeed, during June, Fed officials began to discuss when it might be appropriate to start tapering its asset purchases. The Fed’s median dot plot projection forecast two interest rates hikes in 2023, sparking a hawkish market response that led to a flattening of the U.S. Treasury yield curve and a strengthening of the U.S. dollar. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee. Hawkish tends to imply higher interest rates; opposite of dovish. Yield curve is a spectrum of interest rates based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.)

In July 2021, investors generally focused on the spread of the Delta variant, especially in countries with low levels of vaccination, and its potential impact on the global economic recovery. Technical factors, i.e., supply and demand, also bolstered spread, or non-government bond, sectors. The Fed kept monetary policy unchanged but noted the U.S. economy was “making progress” towards its price stability and employment goals. In Europe, the European Central Bank (“ECB”) strengthened its forward guidance, cementing its dovish policy stance for the near term. The global economic recovery continued in August though markets remained focused on concerns around the Delta variant. The main macro event was the Fed’s Jackson Hole symposium during which Fed Chair Jerome Powell gave a dovish speech. He noted that substantial progress had been made on the Fed’s labor market mandate and reiterated the Fed’s view that an uptick in U.S. inflation was largely driven by “transitory” factors. These comments eased market nerves about the pace of monetary policy normalization. During September, as inflationary trends continued, driven by a sharp rise in energy prices and persistent supply-chain bottlenecks, developed markets’ central banks delivered or hinted at sooner than previously consensus expected policy normalization. In the U.S., the Fed stated it might start raising interest rates during 2022 and tapering of its asset purchases “may soon be warranted.”

Interest rates were volatile in October 2021 as investors shifted their expectations about the withdrawal of accommodative central bank monetary policies amid a series of upside inflation surprises. Higher inflation data was driven by rising energy prices, though it was also evident in cyclical and underlying measures, such as rent prices and wage growth. In this environment, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.” During November, macroeconomic data continued to challenge central bank views about the temporary nature of rising inflation. The U.S. Bureau of Labor Statistics reported that the Consumer Price Index, a measure of inflation, increased from an annualized rate of 5.4% in September to 6.2% in October, levels not seen in three decades. The Fed said it could be patient about raising interest rates but indicated it would not hesitate to act if inflation continued to rise. At the same time, policymakers began to scale back the Fed’s $120 billion a month asset purchase program. Meanwhile, the emergence of the COVID-19 Omicron variant introduced another source of uncertainty into the global outlook. In December, there were several notable central bank actions. As inflation remained elevated, the Fed announced it would accelerate the pace of its asset purchase tapering starting in January 2022 and said it might hike interest rates three times in 2022. In the U.K. and Norway, central bank officials raised policy rates, with the Bank of England (“BoE”) citing strong labor and inflation data. The ECB unveiled a new dovish quantitative easing formulation, with its Pandemic Emergency Purchase Programme scheduled to end in March 2022.

In January 2022, fixed income markets broadly reflected the impact of inflationary pressures and generally hawkish monetary policy developments. U.S. Fed policymakers kept interest rates on hold but hinted they might hike interest rates in March. Elsewhere, the BoE raised rates, while the ECB opened the door for rate increases some time in 2022. During February,

1

MARKET REVIEW

geopolitical tensions added uncertainty to an already complex investment backdrop. Inflation surged to new multi-decade highs, as energy and commodity prices jumped in response to Russia’s invasion of Ukraine late in the month. The Fed accelerated the pace of its asset purchase tapering, with the goal of ending the program in March 2022. Following the onset of the Russia-Ukraine war and against the backdrop of tightening financial conditions, a number of developed markets’ central banks took policy action. Fed officials raised short-term interest rates by 25 basis points, the first rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.) Fed officials also forecast six more increases by the end of 2022. Elsewhere, the BoE and Norway’s central bank also raised their policy interest rates. The ECB delivered a hawkish message but did not hike rates, signaling its asset purchases would conclude in the third quarter of 2022, which suggested to many observers that ECB policymakers were more focused on upside inflation risks than on downside economic growth risks.

For the Reporting Period overall, spread sectors broadly posted losses that underperformed U.S. Treasuries. Sovereign emerging markets debt and mortgage-backed securities were weakest, followed at some distance by investment grade corporate bonds, agency securities and asset backed securities, which all recorded declines and underperformed U.S. Treasury securities. The notable exception was high yield corporate bonds, which also posted a negative absolute return but which outperformed U.S. Treasury securities during the Reporting Period.

The U.S. Treasury yield curve flattened, as yields on securities of shorter-term maturities rose more than yields on securities of longer-term maturities. In March, when the Fed hiked short-term interest rates amidst market concerns about a potential U.S. economic slowdown, the U.S. Treasury yield curve inverted between two-year and 10-year maturities. For the Reporting Period as a whole, the yield on the bellwether 10-year U.S. Treasury rose approximately 58 basis points to end March 2022 at 2.32%.

Looking Ahead

In early 2022, the breadth and persistence of inflationary pressures prompted an increase in interest rates as the fixed income market reassessed the monetary policy outlook. At the end of the Reporting Period, from a starting point of above-target inflation, tight labor markets and above-trend economic growth, we expected central banks to have limited tolerance going forward for additional supply-side shocks. As a result, we anticipated there would be continued unwinding of accommodative monetary policy, though there were likely to be differences in how various central banks took action. In addition, our expectations for quantitative policy tightening in 2022 implied the largest sequential decline in central bank balance sheets since quantitative easing was implemented in response to the COVID-19 shock in early 2020.

Regarding global economic growth, we expected it to continue normalizing due to fading fiscal stimulus, tightening financial conditions and reduced reopening effects. As for inflation, we continued to view it largely as a pandemic phenomenon at the end of the Reporting Period. In our view, inflation has been fueled by stimulus-driven demand combined with supply disruptions from stop-and-start economic activity restrictions, particularly in export-oriented manufacturing economies, such as China. A tight labor market has led to a surge in wage growth, particularly in the U.S. Meanwhile, we thought Russia’s invasion of Ukraine presented upside risks to headline inflation through higher commodity prices, particularly for energy and food. The conflict also seemed likely to accentuate investor concerns around unanchored inflation expectations and an upward wage-price spiral that could lift core inflation, in our opinion. Overall, we thought disruptions to commodity supply would dominate the economic and financial implications of the Russia-Ukraine war, with the economic costs likely to be unevenly distributed. These disruptions were likely to involve all commodities—energy, food and metals, and we expected Europe to be affected more than the U.S. In addition, we believed the inflation squeeze on household disposable incomes and weaker market sentiment due to the conflict presented downside risks to the financial markets.
As the Reporting Period concluded, we were closely monitoring the impact of tighter financial conditions, developments in the labor market and cyclical segments of the economy, such as the housing market. In our view, macro and corporate conditions were consistent with a mid-cycle economic environment, and we believed navigating the investment landscape during a war in Europe and an ongoing pandemic underscored the importance of humility and investment discipline.

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PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

After the close of business on January 28, 2022, the Goldman Sachs High Quality Floating Rate Fund (the “Acquired Fund”) was reorganized with and into the Goldman Sachs Enhanced Income Fund (the “Surviving Fund”), and shareholders of the Acquired Fund received shares of the Surviving Fund that were equal in aggregate net asset value to the shares of the Acquired Fund held at that time (the “Reorganization”). The Reorganization was treated as a tax-free event and as a result, shareholders of the Funds are not expected to recognize a gain or loss for federal income tax purposes as a result of the Reorganization. Detailed information on the Reorganization is contained in the Combined Information Statement/Prospectus previously filed with the Securities and Exchange Commission on November 29, 2021.

Effective after the close of business on October 19, 2021, the Goldman Sachs Enhanced Income Fund (the “Fund”) changed its benchmark index from the Goldman Sachs Enhanced Income Fund Composite Index, a custom benchmark comprised of the ICE BofAML Six-Month U.S. Treasury Bill Index (50%) and the ICE BofAML One-Year U.S. Treasury Note Index (50%), to the ICE BofAML One-Year U.S. Treasury Note Index (100%), and certain of its principal investment strategies. Performance information prior to this date reflects the Fund’s former strategies. Please refer to the Prospectus for the Fund for more information.

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Administration, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -1.48%, -1.50%, -1.26%, -1.34%, -1.25% and -1.25%, respectively. These returns compare to the -0.94% average annual return of the ICE BofAML One-Year U.S. Treasury Note Index during the same period. The Fund’s former benchmark, the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”), comprised 50% of the ICE BofAML Six-Month U.S. Treasury Bill Index and 50% of the ICE BofAML One-Year U.S. Treasury Note Index, generated an average annual total return of -0.50% during the same time period.

From their inception on December 10, 2021 through the end of the Reporting Period, the Fund’s Service Shares generated a cumulative total return of -1.23% compared to the -0.80% cumulative total return of the ICE BofAML One-Year U.S. Treasury Note Index.

Q	What are the Fund’s current principal investment strategies?

A	Effective after the close of business on October 19, 2021, the Fund’s principal investment strategy became investing, under normal circumstances, primarily in a portfolio of U.S. or foreign fixed income securities, including U.S. government securities, mortgage-backed securities, commercial paper, fixed and floating rate asset-backed securities, high yield non-investment grade fixed income securities, bank loans, sovereign and corporate debt securities, and other U.S. dollar-denominated debt instruments of emerging market countries. Please refer to the Fund’s prospectus for more detailed information on the Fund’s principal investment strategies.

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PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted the most from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also dampened the Fund’s relative results, albeit modestly, during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Bottom-up individual issue selection overall contributed positively, with selection amongst corporate credit and government/swaps bolstering relative results most.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Overall, our cross-sector strategy detracted from the Fund’s results during the Reporting Period primarily due to the Fund’s exposure to investment grade corporate bonds.

Our individual security selection strategies contributed positively overall, especially within the corporate credit and government/swaps sectors. Within the corporate credit sector, strong performance was driven in large part by the Fund’s exposure to shorter-maturity issues and by our down-in-quality bias within investment grade corporate credit. Our selection of high yield corporate credit, especially of industrials, also added to returns. Additionally, selection of U.S. Treasuries within the government/swaps sector proved beneficial.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted, though modestly, from Fund performance during the Reporting Period. Losses were primarily attributable to the second quarter of 2021 when the Fund’s underweight U.S. duration position in certain portions of the short-term segment of the yield curve relative to that of the Enhanced Income Composite performed poorly. With the change in the Fund’s benchmark in October 2021, the Fund’s duration shifted to a longer duration stance versus that of the ICE BofAML One-Year U.S. Treasury Note Index. Interest rate volatility remained high during the remainder of the Reporting Period, as financial markets recalibrated expectations for withdrawal of easing monetary policy in response to central bank meeting outcomes, persistent upside inflation pressure, concerns around spread of various COVID-19 variants and, more recently, the geopolitical crisis sparked by Russia’s invasion of Ukraine.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used both swaps and Treasury futures during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Additionally, the Fund used forward foreign exchange contracts to hedge its exposure to foreign currency exposure and increase total return. Overall, the use of derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period, especially the use of futures.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to sovereign bonds, asset-backed securities and high yield corporate bonds overall and decreased the Fund’s exposure to investment grade corporate bonds as well as to cash. Additionally, while we maintained the Fund’s longer duration stance versus that of the ICE BofAML One-Year U.S. Treasury Note Index, we did make adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A

While the Fund’s benchmark is comprised of a U.S. Treasury index, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the ICE BofAML One-Year U.S. Treasury Note Index. Indeed, the Fund

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PORTFOLIO RESULTS

maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a significant position in cash at the end of the Reporting Period but the allocation was significantly reduced compared to its position at the start of the Reporting Period. The Fund maintained a longer duration position compared to that of the ICE BofAML One-Year U.S. Treasury Note Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, given hawkish expectation of the U.S. Federal Reserve’s (“Fed”) monetary policy path in the face of high inflation levels and the uncertainty introduced by geopolitical tensions, we expected to hold only moderate exposure to interest rates for the near term. (Hawkish tends to suggest higher interest rates; opposite of dovish.) We anticipated another 200 basis points in interest rate increases by the Fed in calendar year 2022, including a 50 basis point increase at both its May and June 2022 meetings, and an announcement of its balance sheet reduction at its May 2022 meeting. (A basis point is 1/100th of a percentage point.) As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

5

FUND BASICS

Enhanced Income Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

(b)	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML One-Year U.S. Treasury Note Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A	-1.48%	1.22%	0.79%	—

Administration	-1.50%	1.21%	0.83%	—

Institutional	-1.26%	1.48%	1.10%	—

Service (Commenced December 10, 2021)	N/A	N/A	N/A	-1.23%**

Investor	-1.34%	1.39%	1.00%	—

Class R6 (Commenced July 31, 2015)	-1.25%	1.49%	N/A	1.44%

Class P (Commenced April 20, 2018)	-1.25%	N/A	N/A	1.52%

*	These returns assume reinvestment of all distributions at NAV.

**	The return is unannualized.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -4.82%, -5.52%, -4.47%, -5.02%, -4.52%, -4.46%, -5.00% and -4.46%, respectively. These returns compare to the -4.20% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index (the “Bloomberg Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection overall, which are strategies that reflect any active views we take within particular sectors, detracted during the Reporting Period. However, our top-down strategies added value. Within our top-down strategies, our duration strategy contributed most positively to the Fund’s relative performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. To a lesser extent, our cross-sector strategy overall also contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection overall detracted from the Fund’s relative results during the Reporting Period, especially in the securitized sector. Within the securitized sector, selection of asset-backed securities proved beneficial, but selection of commercial mortgage-backed securities and mortgage-backed securities detracted. Among mortgage-backed securities, a factor known as moneyness, which describes how exposure to different coupons of agency mortgage-backed securities, added value. However, this was more than offset by exposure to Ginnie Maes over conventional agency mortgage-backed securities, such as Fannie Maes and Freddie Macs, which significantly detracted. The Fund’s selection of specified mortgage-backed securities pools further dampened relative performance.

Individual issue selection within the government/swaps sector bolstered the Fund’s relative results, especially selection of agency securities, with an emphasis on guaranteed agency securities.

Within our cross-sector strategy, the Fund’s positioning in mortgage-backed securities contributed positively. This was only partially offset by positioning in agency securities and commercial mortgage-backed securities, which detracted. Positioning in asset-backed securities and mortgage-backed securities credit had a rather neutral effect on the Fund’s relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning overall contributed positively to the Fund’s relative results during the Reporting Period. The Fund’s duration positioning remained largely neutral to that of the Bloomberg Index during the Reporting Period, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted.

The Fund’s yield curve positioning had a rather neutral effect on the Fund’s relative results during the Reporting Period.

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PORTFOLIO RESULTS

Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Overall, the use of derivatives had limited impact on Fund performance during the Reporting Period. The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund also used collateralized mortgage obligations (“CMOs”), inverse floaters, TBAs (TBAs are mortgage-backed securities forward agreements), swaptions, IOs (mortgage-backed securities that receive interest only) and POs (mortgage-backed securities that receive principal only) as part of the Fund’s regular investment process as we sought to enhance return. During the Reporting Period, the use of futures, especially Treasury futures, and of swaptions contributed positively. The use of interest rate swaps had a negative impact on Fund performance overall. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We maintained the Fund’s underweight bias to agency mortgage-backed securities relative to the Bloomberg Index during the Reporting Period. At the start of the Reporting Period, agency mortgage-backed securities spreads, or yield differentials to duration-equivalent U.S. Treasuries, were at a decade low and at their tightest level since the U.S. Federal Reserve’s (the “Fed”) third round of quantitative easing in 2012. We moved from a neutral to an underweight position in the Fund, as we thought there was room for underperformance amid concerns around Fed tapering, or reduction of its asset purchases. After June 2021, agency mortgage-backed securities spreads widened amid interest rate volatility, continued strong supply and uncertainty over the timeline of Fed tapering. In its December 2021 statement, the Fed announced it was accelerating its tapering plan and expected that process to conclude at the end of the first quarter of 2022. Higher interest rates and wider mortgage spreads meaningfully slowed the pace of prepayments. Indeed, Fed tapering commenced in the fourth quarter of 2021 and concluded in the first quarter of 2022, with quantitative tightening, or a reduction of the Fed’s balance sheet, widely expected to begin in the second quarter of 2022. Mortgage durations extended to close to five years and near the longer end of the range. While mortgage yields moved higher, yields looked slightly low relative to durations. In all, then, we maintained the Fund’s underweight to the agency mortgage-backed securities sector at the end of the Reporting Period, as we expected continued underperformance in the near term due to a deterioration in mortgage fundamentals, expected quantitative tightening, heightened volatility and seasonal supply. Within the sector, the Fund was overweight production coupon mortgage-backed securities versus discount coupon mortgage-backed securities given what we felt were stretched valuations in lower coupons. (Production coupon mortgage-backed securities bear a coupon rate close to prevailing interest rates for similar investments at the time of issue.) The Fund was overweight Ginnie Maes versus conventional agency mortgage-backed securities due to what we saw as attractive pricing and our expectation of slowing repayment speeds on a relative basis. Toward the end of the Reporting Period, we believed mortgage-backed securities’ valuations had become less expensive, as macro volatility and inflation uncertainty increased and as the Fed pivoted to a more hawkish monetary policy stance. (Hawkish tends to suggest higher interest rates; opposite of dovish.) At the end of March 2022, we expected wider spreads in the medium term but saw potential opportunity in the second half of 2022 as the Fed shifts from a net buyer to a net supplier of mortgage-backed securities, resulting in what we estimate to be more than $700 billion of net issuance and record supply for private markets to absorb.

We maintained the Fund’s overweight exposure to asset-backed securities relative to the Bloomberg Index during the Reporting Period. We had a particularly favorable credit outlook on consumer asset-backed securities due to strong U.S. consumer balance sheets, improving growth expectations and additional U.S. fiscal support. Spread widening within the sector toward the end of the Reporting

9

PORTFOLIO RESULTS

Period made valuations more attractive, in our view, and we expect those spreads to normalize given the strong demand backdrop.

We maintained the Fund’s overweight exposure to government agency debt through most of the Reporting Period, which, as mentioned earlier, contributed positively to relative results. We preferred government agency debt over U.S. Treasuries given that the former was more attractive, in our view, from a relative value perspective.

Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed though maintained a neutral duration overall.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Michael Swell retired from Goldman Sachs Asset Management on December 31, 2021. Matthew Kaiser and Peter Stone continue to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A	At the end of March 2022, the Fund had overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in quasi-government securities and, to a lesser extent, in commercial mortgage-backed securities and asset-backed securities, especially student loan asset-backed securities. The Fund was underweight relative to the Bloomberg Index in U.S. Treasury securities and, to a lesser degree, in residential mortgage-backed securities, especially pass-through mortgage-backed securities, at the end of the Reporting Period. The Fund had a rather neutral duration to that of the Bloomberg Index at the end of the Reporting Period.

10

FUND BASICS

Government Income Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

(b)	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.82%	1.05%	1.11%	—
Including sales charges	-8.39%	0.28%	0.73%	—

Class C
Excluding contingent deferred sales charges	-5.52%	0.30%	0.37%	—
Including contingent deferred sales charges	-6.47%	0.30%	0.37%	—

Institutional	-4.47%	1.37%	1.46%	—

Service	-5.02%	0.87%	0.95%	—

Investor	-4.52%	1.31%	1.37%	—

Class R6 (Commenced July 31, 2015)	-4.46%	1.40%	N/A	1.33%

Class R	-5.00%	0.81%	0.87%	—

Class P (Commenced April 20, 2018)	-4.46%	N/A	N/A	1.86%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 3.65%, 2.91%, 4.04%, 3.90%, 3.96%, 3.45% and 4.05%, respectively. These returns compare to the 4.29% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Bloomberg U.S. TIPS Index on a relative basis. Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) detracted from the Fund’s relative performance during the Reporting Period.

The Fund’s cross-sector strategy also detracted, albeit modestly, from its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Overall, the Fund’s duration strategy contributed positively to its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates a spectrum of interest rates within a particular sector based on maturities of varying lengths, detracted from Fund performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s underweight to shorter-dated TIPS, i.e. those with a maturity of less than seven years, versus longer-dated TIPS, i.e. those with a maturity of greater than seven years, detracted from its relative performance during the Reporting Period. However, individual issue selection of specified TIPS cash bonds added value overall to Fund performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy helped its relative results during the Reporting Period. The Fund’s duration positioning remained largely neutral to that of the Bloomberg U.S. TIPS Index during the Reporting Period, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted.

Yield curve positioning, primarily implemented via interest rate swaps and swap options, detracted from the Fund’s results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps and options were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help

13

PORTFOLIO RESULTS

grant us greater precision and versatility in the management of active strategies.

During the Reporting Period, the use of futures, especially Treasury futures, detracted overall from the Fund’s performance, while the use of options, inflation-linked swaps and interest rate swaps contributed positively overall to performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period, adjusting positioning according to changes in realized inflation. That said, overall we increased the Fund’s allocation to TIPS but maintained, on average, a modest underweight to TIPS relative to the Bloomberg U.S. TIPS Index as inflation risk premia have maintained a high correlation to risk assets since March 2020 and given the uncertainty that dominated the macroeconomic environment during the Reporting Period. We decreased the Fund’s position in cash. At the end of the Reporting Period, we expected more volatility ahead as markets adjust to economy re-openings, incoming inflation data and central banker commentary.

Overall, the Fund’s duration positioning shifted modestly during the Reporting Period as market conditions changed, but its duration positioning did not change materially. Throughout, we retained our neutral bias overall to U.S. interest rates.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A	At the end of March 2022, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. The Fund had a rather neutral duration relative to that of the Bloomberg U.S. TIPS Index at the end of the Reporting Period.

Going forward, we intend to continue to closely monitor macro developments for the potential impact on inflation expectations as we position the Fund’s portfolio.

14

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.64 and 7.97 years, respectively, at March 31, 2022 and March 31, 2021.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Inflation Protected Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.65%	3.73%	2.14%	—
Including sales charges	-0.22%	2.94%	1.76%	—

Class C
Excluding contingent deferred sales charges	2.91%	2.97%	1.39%	—
Including contingent deferred sales charges	1.88%	2.97%	1.39%	—

Institutional	4.04%	4.09%	2.49%	—

Investor	3.90%	3.99%	2.39%	—

Class R6 (Commenced July 31, 2015)	3.96%	4.10%	N/A	3.67%

Class R	3.45%	3.48%	1.89%	—

Class P (Commenced April 20, 2018)	4.05%	N/A	N/A	5.12%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

16

PORTFOLIO RESULTS

Goldman Sachs Short Duration Bond Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on July 29, 2021, the Fund’s name changed from Goldman Sachs Short Duration Income Fund to Goldman Sachs Short Duration Bond Fund (the “Fund”). The Fund’s benchmark changed from the Goldman Sachs Short Duration Income Fund Composite Index, a custom benchmark comprised of the Bloomberg U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-5 Year Government Bond Index (50%), to the Goldman Sachs Short Duration Bond Fund Composite Index, a custom benchmark comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%). The Fund’s target duration range changed to approximate that of the new benchmark, plus or minus two years.

Below, the Goldman Sachs Global Liquidity Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -3.24%, -3.63%, -2.92%, -2.89%, -2.92%, -3.38% and -2.82%, respectively. These returns compare to the -2.80% average annual total return of the Goldman Sachs Short Duration Bond Fund Composite Index (the “Short Duration Bond Composite”) during the same period. The Short Duration Bond Composite is comprised 50% of the Bloomberg U.S. 1-3 Year Corporate Bond Index and 50% of the Bloomberg U.S. 1-3 Year Government Bond Index, which generated average annual total returns of -2.52% and -3.03%, respectively, over the same period. The Fund’s former benchmark, the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) returned -3.78% during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg U.S. 1-5 Year Government Bond Index, which generated average annual total returns of -3.61% and -3.95%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection overall was the largest driver of the Fund’s relative underperformance during the Reporting Period.

Within our top-down strategies, our duration and yield curve positioning strategy contributed positively to Fund performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Our cross-sector strategy generated mixed results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Having overweights to mortgage-backed securities and to emerging markets debt, via our cross-sector strategy, detracted from the Fund’s relative results during the

17

PORTFOLIO RESULTS

Reporting Period. Mortgage-backed securities generated weak returns due to multiple factors, including muted investor demand and expectations for the U.S. Federal Reserve’s (“Fed”) tapering, or reduced asset purchases, to begin sooner than the consensus had previously expected. As for emerging markets debt, various events rocked the sector’s performance during the Reporting Period, most notably the Russia/Ukraine crisis and the emergence of the Omicron variant. Individual issue selection within the securitized sector, especially mortgage-backed securities selection, and among external emerging markets debt securities also detracted.

Partially offsetting these detractors were the Fund’s overweights to high yield corporate bonds and to collateralized loan obligations (“CLOs”), implemented via our cross-sector strategy, which contributed positively to relative results during the Reporting Period. High yield corporate bonds provided attractive carry and yield during the Reporting Period, supported by a combination of improving credit fundamentals, low realized defaults and ample liquidity. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.) AAA-rated CLOs provided attractive carry versus investment grade credit. Individual issue selection within the high yield corporate bond sector and credit quality allocation within the corporate bond sector also added value. Selection of specific U.S. Treasury securities within the government/swaps sector further boosted the Fund’s relative returns. Government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning overall contributed positively to its results during the Reporting Period. The Fund generally held a longer option-adjusted duration than that of the Short Duration Bond Composite, with the exception of the second half of calendar year 2021, due to market expectations around inflation and the shift higher in median Federal Open Market Committee member dot plot projections for monetary policy rates in the coming years. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.)

Yield curve positioning helped the Fund’s performance during the Reporting Period, driven primarily by the Fund’s exposure to the one- and three-year segments of the U.S. Treasury yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures as well as interest rate swaps and options during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used currency forwards to hedge its exposure to foreign currency exposure and increase total return. The use of forwards, options and credit default swaps had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period. The use of futures had a positive impact and interest rate swaps had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period. Overall, on a net basis, the use of derivatives had a positive impact on the Fund’s performance, driven primarily by our hedging activities utilizing Treasury futures.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. Fed action, yield curve shifts, inflation readings and market expectations prompted our decisions for the Fund, driving, in particular, the Fund’s duration and corporate credit positioning. We conducted trades based on our assessment of fair and relative value, market expectations, supply and demand balances and monetary policy, among other factors.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A	While the Fund is benchmarked to an equally-balanced composite of the Bloomberg U.S. 1-3 Year Corporate Bond

18

PORTFOLIO RESULTS

Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Bond Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage-backed securities. The Fund also had exposure to high yield corporate bonds, CLOs, asset-backed securities, quasi-government bonds, commercial mortgage-backed securities and emerging markets debt at the end of the Reporting Period. The Fund maintained an underweight relative to the Short Duration Bond Composite in the one- and three-year segments of the U.S. Treasury yield curve and a longer U.S. duration position compared to that of the Short Duration Bond Composite at the end of the Reporting Period.

At the end of the Reporting Period, we remained especially mindful of the potential for increased volatility in the near term due to growing headwinds around economic growth, broad and persistent inflation, hawkish monetary policy and potentially active fiscal policy. Given high uncertainty and low visibility on the direction for several of these key variables, we held moderate exposure to interest rates within the Fund at the end of the Reporting Period. (Hawkish tends to suggest higher interest rates; opposite of dovish.) As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

19

FUND BASICS

Short Duration Bond Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

20

GOLDMAN SACHS SHORT DURATION BOND FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Bond Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-3.24%	1.48%	1.54%	—
Including sales charges	-4.65%	1.17%	1.39%	—

Class C				—
Excluding contingent deferred sales charges	-3.63%	1.07%	1.13%	—
Including contingent deferred sales charges	-4.25%	1.07%	1.13%	—

Institutional	-2.92%	1.81%	1.89%	—

Investor	-2.89%	1.73%	1.80%	—

Class R6 (Commenced July 31, 2015)	-2.92%	1.80%	N/A	1.79%

Class R	-3.38%	1.22%	1.30%	—

Class P (Commenced April 20, 2018)	-2.82%	N/A	N/A	2.31%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

21

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -4.39%, -4.77%, -4.09%, -4.56%, -4.15%, -3.98% and -4.08%, respectively. These returns compare to the -2.98% average annual total return of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (“BofAML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection overall detracted from the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted most from relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Conversely, our duration and yield curve positioning strategy contributed positively to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

The Fund’s government/swaps selection and duration strategies are primarily implemented via interest rates swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection overall detracted from the Fund’s performance during the Reporting Period, especially within the government/swaps sector, driven by specific selection of U.S. Treasuries.

Sector positioning overall also dampened the Fund’s results during the Reporting Period. Via the Fund’s cross-sector strategy, the Fund’s exposure to mortgage-backed securities hurt most. Mortgage-backed securities sector weakness was driven by elevated new supply, a result of the strong U.S. housing market, and by the U.S. Federal Reserve (“Fed”) tapering its quantitative easing bond-buying program.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period due primarily to targeted trades and the Fund’s exposure to the one-year, five-year and 10-year segments of the U.S. Treasury yield curve and its underweighted exposure to the two-year segment of the U.S. Treasury yield curve, where rates rose most dramatically. Rate market volatility was elevated during the Reporting Period, as financial markets recalibrated expectations for withdrawal of easing monetary policy in response to central bank meeting outcomes and upside inflation surprises.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures as well as interest rate swaps during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often

22

PORTFOLIO RESULTS

depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Overall, the use of derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we modestly reduced the Fund’s exposure to mortgage-backed securities and increased its overweight to the two-year U.S. Treasury spread. (The U.S. Treasury yield spread is the difference between the Fed’s short-term borrowing rate and the rate on longer-term U.S. Treasury notes. The width of the yield spread helps to predict the state of the economy over the course of the next year.) We also closed the Fund’s underweight exposure to the three-month and five-year segments of the U.S. Treasury yield curve. Further, we covered the Fund’s underweight to the three-year segment of the U.S. Treasury yield curve such that at the end of the Reporting Period the Fund had a small overweight to the three-year segment of the U.S. Treasury yield curve. Additionally, we made modest adjustments in the Fund’s duration positioning as market conditions shifted during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2022?

A	While the Fund’s benchmark is comprised of a U.S. Treasury index, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage-backed securities and quasi-government securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofAML Two-Year U.S. Treasury Note Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, given high uncertainty on the direction of travel for key macro variables such as inflation and geopolitical tensions, we held moderate exposure to interest rates within the Fund, inclusive of a modest underweight to U.S. rates. We expected the Fed to increase its targeted federal funds rate by another 200 basis points in 2022 in a series of hikes, including two 50 basis point increases that may well be announced at the Fed’s May and June 2022 meetings, as well as an announcement on its balance sheet reduction at its May 2022 meeting. (A basis point is 1/100th of a percentage point.) As always, in addition to Fed policy, we intend to continue to closely monitor economic data, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

23

FUND BASICS

Short Duration Government Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

(b)	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.39%	0.50%	0.41%	—
Including sales charges	-5.80%	0.20%	0.26%	—

Class C
Excluding contingent deferred sales charges	-4.77%	0.10%	0.02%	—
Including contingent deferred sales charges	-5.39%	0.10%	0.02%	—

Institutional	-4.09%	0.81%	0.74%	—

Service	-4.56%	0.33%	0.25%	—

Investor	-4.15%	0.77%	0.68%	—

Class R6 (Commenced July 31, 2015)	-3.98%	0.85%	N/A	0.82%

Class P (Commenced April 20, 2018)	-4.08%	N/A	N/A	1.05%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

25

PORTFOLIO RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Administration, Preferred, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -0.54%, -0.31%, -0.31%, -0.32%, -0.40%, -0.41% and -0.41%, respectively. These returns compare to the -0.22% average annual total return of the Fund’s benchmark, the Bloomberg Short-Term Government/Corporate Index (“Bloomberg Index”), during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had an average annual total return of 0.01% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection overall contributed most positively to the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy added value to the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our cross-sector strategy generated mixed results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies overall added most to the Fund’s relative results during the Reporting Period. Gains were driven largely by our corporate credit selection. However, implemented via our cross-sector strategy, exposure to investment grade corporate bonds detracted. Supply-chain disruptions, rising wage inflation and the COVID-19 Omicron variant affected investment grade corporate bond performance through much of the Reporting Period.

In other sectors, the Fund’s exposure to U.S. Treasury swaps, implemented via our cross-sector strategy, contributed positively to relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to relative results during the Reporting Period. The Fund’s duration positioning was short relative to that of the Bloomberg Index, which helped as interest rates rose during the Reporting Period. The Fund’s yield curve positioning was additive due primarily to our tactical management along the six-month and one-year segments of the U.S. Treasury yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. Fed action, yield curve shifts, inflation readings and market expectations prompted our decisions for the Fund, driving, in particular, the Fund’s duration and corporate credit positioning. We conducted trades based on our assessment of fair and relative value,

26

PORTFOLIO RESULTS

market expectations, supply and demand balances and monetary policy, among other factors.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	At the end of the Reporting Period, the Fund had an emphasis on investment grade corporate bonds with lesser allocations to commercial paper, certificates of deposit, cash and cash equivalents, repurchase agreements, emerging markets debt and municipal debt. Further, the Fund maintained an underweight relative to the Bloomberg Index in the six-month and one-year segments of the U.S. Treasury yield curve and a shorter duration position compared to that of the Bloomberg Index at the end of the Reporting Period.

At the end of the Reporting Period, we remained especially mindful of the potential for increased volatility in the near term due to growing headwinds around economic growth, broad and persistent inflation, hawkish monetary policy and potentially active fiscal policy. Given high uncertainty and low visibility on the direction for several of these key variables, we held moderate exposure to interest rates within the Fund at the end of the Reporting Period. (Hawkish tends to suggest higher interest rates; opposite of dovish.) As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

27

FUND BASICS

Short-Term Conservative Income

as of March 31, 2022

PORTFOLIO COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and certificate of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

28

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bloomberg Short-Term Government/Corporate Index and the ICE BofAML 3-6 Month U.S. Treasury Bill Index (with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short-Term Conservative Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 28, 2014 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced October 31, 2016)	-0.54%	1.19%	1.18%

Administration (Commenced February 28, 2014)	-0.31%	1.29%	0.98%

Preferred (Commenced October 31, 2016)	-0.31%	1.41%	1.39%

Institutional (Commenced February 28, 2014)	-0.32%	1.46%	1.17%

Investor (Commenced August 14, 2018)	-0.40%	N/A	1.25%

Class R6 (Commenced November 30, 2017)	-0.41%	N/A	1.47%

Class P (Commenced April 20, 2018)	-0.41%	N/A	1.42%

*	These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

29

FUND BASICS

Index Definitions

The Enhanced Income Composite is an equal weight blend of the ICE BofAML Six-Month U.S. Treasury Bill Index and the ICE BofAML One-Year U.S. Treasury Note Index.

The ICE BofAML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bills with time to maturity of less than 6 months. The BofAML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The ICE BofAML Six-Month U.S. Treasury Bill Index and BofAML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Government/Mortgage Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg U.S. Government/Mortgage Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofAML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The BofAML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Bloomberg U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-5 Year Government Bond Index (50%).

The Bloomberg U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg U.S. 1-5 Year Corporate Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg U.S. 1-5 Year Government Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Short-Term Government/Corporate Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds. The Bloomberg Short-Term Goverment/Corporate Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The ICE BofAML 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Bloomberg U.S. 1-3 Year Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market with 1-3 year maturities. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

Bloomberg U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government 1-3 Year Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year and less than five years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. It is not possible to invest directly in an unmanaged index.

30

FUND BASICS

Goldman Sachs Short Duration Bond Fund Composite Index is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%). The Bloomberg US Government 1-3 Yr Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government 1-3 Yr Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year and less than five years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. It is not possible to invest directly in an unmanaged index.

ICE BofAML One-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month end rebalancing date.

31

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 51.9%
Aerospace & Defense – 1.2%
Howmet Aerospace, Inc.(a)
$821,000	5.125%		10/01/24	$849,735
Teledyne Technologies, Inc.
2,700,000	0.650		04/01/23	2,650,968
The Boeing Co.
4,925,000	1.167	(a)	02/04/23	4,868,658
2,550,000	1.950		02/01/24	2,496,705
TransDigm, Inc.(a)(b)
1,365,000	8.000		12/15/25	1,419,600

				12,285,666

Agriculture(b) – 0.0%
Cargill, Inc.
500,000	1.375		07/23/23	493,540

Airlines(a)(b) – 0.1%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
985,000	8.000		09/20/25	1,046,563

Apparel – 0.2%
NIKE, Inc.(a)
725,000	2.400		03/27/25	720,962
Ralph Lauren Corp.
1,061,000	1.700		06/15/22	1,062,241

				1,783,203

Automotive – 2.4%
BMW US Capital LLC(a)(c) (SOFR + 0.840%)
1,389,000	1.131		04/01/25	1,391,111
Dana Financing Luxembourg S.a.r.l.(a)(b)
1,405,000	5.750		04/15/25	1,413,781
Ford Motor Credit Co. LLC(a)
1,429,000	2.300		02/10/25	1,351,987
General Motors Co.
3,423,000	4.875		10/02/23	3,527,265
1,522,000	5.400		10/02/23	1,577,066
General Motors Financial Co., Inc.
4,925,000	1.050		03/08/24	4,742,824
2,425,000	1.200		10/15/24	2,307,630
Hyundai Capital America(b)
2,375,000	1.000		09/17/24	2,235,160
PACCAR Financial Corp.
400,000	2.650		04/06/23	402,412
The Goodyear Tire & Rubber Co.(a)
1,330,000	9.500		05/31/25	1,404,812
Toyota Motor Credit Corp.
3,222,000	1.350		08/25/23	3,180,114
Volkswagen Group of America Finance LLC(b)
1,025,000	2.900		05/13/22	1,027,091
1,225,000	0.750		11/23/22	1,215,286

				25,776,539

Banks – 9.9%
ANZ New Zealand Int’l Ltd.(b)(c) (SOFR + 0.600%)
1,150,000	0.806		02/18/25	1,142,640
Banco Santander SA
1,400,000	2.706		06/27/24	1,387,092

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp.
1,200,000	4.100		07/24/23	1,229,760
2,500,000	4.000		01/22/25	2,546,550
(3M USD LIBOR + 0.790%)
4,125,000	3.004	(a)(c)	12/20/23	4,135,477
(3M USD LIBOR + 0.940%)
1,300,000	3.864	(a)(c)	07/23/24	1,315,496
(SOFR + 0.670%)
9,975,000	1.843	(a)(c)	02/04/25	9,760,537
Bank of New York Mellon Corp.(a)
1,375,000	0.350		12/07/23	1,330,258
Banque Federative du Credit Mutuel S.A.(b)
1,700,000	2.125		11/21/22	1,703,366
950,000	0.650		02/27/24	909,511
Barclays Bank PLC(a)
725,000	1.700		05/12/22	725,326
BNP Paribas SA(b)
900,000	2.950		05/23/22	901,332
2,475,000	3.500		03/01/23	2,501,482
BPCE SA(b)
649,000	4.000		09/12/23	656,970
Canadian Imperial Bank of Commerce
1,175,000	0.950		06/23/23	1,153,392
(SOFR + 0.940%)
2,165,000	1.240	(c)	04/07/25	2,165,000
Citigroup, Inc.(a)
4,575,000	2.750		04/25/22	4,577,653
925,000	2.700		10/27/22	930,069
(SOFR + 0.686%)
1,225,000	0.776	(c)	10/30/24	1,183,669
(SOFR + 0.694%)
3,925,000	0.831	(c)	01/25/26	3,873,308
Citizens Bank NA(a)
900,000	2.250		04/28/25	873,117
Cooperatieve Rabobank UA
1,050,000	0.375		01/12/24	1,008,326
Danske Bank A/S(a)(b)
1,175,000	1.226		06/22/24	1,121,256
Fifth Third Bancorp(a)
325,000	1.625		05/05/23	321,929
Fifth Third Bank NA(a)
1,125,000	1.800		01/30/23	1,125,023
First Horizon Corp.(a)
1,000,000	3.550		05/26/23	1,005,820
HSBC Holdings PLC
1,300,000	3.600		05/25/23	1,315,158
ING Groep NV
900,000	4.100		10/02/23	915,075
Intesa Sanpaolo SpA(b)
1,031,000	3.125		07/14/22	1,032,670
JPMorgan Chase & Co.(a)(c)
(3M USD LIBOR + 0.695%)
1,775,000	3.207		04/01/23	1,775,000
(SOFR + 0.420%)
2,750,000	0.563		02/16/25	2,632,327
(SOFR + 0.600%)
850,000	0.653		09/16/24	826,523

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.(a)(c) – (continued)
(SOFR + 1.455%)
$2,225,000	1.514%		06/01/24	$2,195,140
KeyBank NA
675,000	2.400		06/09/22	676,262
725,000	1.250		03/10/23	718,932
Lloyds Banking Group PLC(a)(c) (1 Year CMT + 1.100%)
1,200,000	1.326		06/15/23	1,197,180
Macquarie Bank Ltd.(b)
1,225,000	2.100		10/17/22	1,225,355
2,150,000	0.441		12/16/22	2,128,672
Mitsubishi UFJ Financial Group, Inc.
1,000,000	2.623		07/18/22	1,003,960
1,550,000	3.761		07/26/23	1,573,885
Mizuho Financial Group, Inc.(a)(c) (-1x SOFR + 1.252%)
1,275,000	1.241		07/10/24	1,248,493
Morgan Stanley, Inc.
1,400,000	3.125		01/23/23	1,412,558
(3M USD LIBOR + 0.847%)
1,125,000	3.737	(a)(c)	04/24/24	1,136,194
(SOFR + 0.466%)
1,550,000	0.560	(a)(c)	11/10/23	1,532,547
(SOFR + 0.625%)
7,125,000	0.771	(a)(c)	01/24/25	7,092,082
(SOFR + 0.745%)
725,000	0.864	(a)(c)	10/21/25	683,835
MUFG Union Bank NA(a)
650,000	2.100		12/09/22	651,313
Natwest Group PLC(a)(c) (1 Year CMT + 2.150%)
1,200,000	2.359		05/22/24	1,190,508
Natwest Markets PLC(b)
1,250,000	3.625		09/29/22	1,260,213
795,000	2.375		05/21/23	791,502
Royal Bank of Canada
1,125,000	1.950		01/17/23	1,126,361
1,475,000	0.500		10/26/23	1,430,072
Santander UK Group Holdings PLC(a)(c) (SOFR + 0.787%)
1,425,000	1.089		03/15/25	1,354,904
Skandinaviska Enskilda Banken AB(b)
1,175,000	0.550		09/01/23	1,141,759
Standard Chartered PLC(a)(b)(c)
(1 Year CMT + 0.780%)
875,000	0.991		01/12/25	836,308
(3M USD LIBOR + 1.080%)
1,400,000	3.885		03/15/24	1,409,814
Sumitomo Mitsui Financial Group, Inc.
325,000	0.508		01/12/24	312,478
725,000	0.948		01/12/26	662,773
Sumitomo Mitsui Trust Bank Ltd.(b)
2,250,000	0.800		09/12/23	2,188,710
The Huntington National Bank(a)
1,050,000	1.800		02/03/23	1,047,449
Truist Bank(a)
1,700,000	1.250		03/09/23	1,688,355
UBS AG(b)
1,775,000	0.450		02/09/24	1,699,207

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co.(a)
500,000	3.750		01/24/24	509,275
(SOFR + 1.600%)
3,125,000	1.654	(c)	06/02/24	3,087,781

				104,294,989

Beverages – 1.7%
Beam Suntory, Inc.(a)
3,643,000	3.250		05/15/22	3,649,157
Constellation Brands, Inc.(a)
1,950,000	3.200		02/15/23	1,962,948
Diageo Investment Corp.
2,000,000	2.875		05/11/22	2,004,060
JDE Peet’s NV(a)(b)
2,625,000	0.800		09/24/24	2,463,799
Keurig Dr Pepper, Inc.(a)
7,486,000	4.057		05/25/23	7,614,684

				17,694,648

Biotechnology – 0.4%
Gilead Sciences, Inc.(a)
131,000	0.750		09/29/23	127,858
Illumina, Inc.
2,475,000	0.550		03/23/23	2,427,505
Royalty Pharma PLC
1,200,000	0.750		09/02/23	1,166,424

				3,721,787

Building Materials(a)(b) – 0.1%
JELD-WEN, Inc.
1,435,000	4.625		12/15/25	1,388,363

Chemicals – 0.5%
Celanese US Holdings LLC(a)
350,000	3.500		05/08/24	350,903
Ingevity Corp.(a)(b)
1,435,000	4.500		02/01/26	1,388,363
International Flavors & Fragrances, Inc.(b)
3,050,000	0.697		09/15/22	3,037,342
The Sherwin-Williams Co.(a)
64,000	2.750		06/01/22	64,105
Westlake Corp.(a)
975,000	0.875		08/15/24	935,425

				5,776,138

Commercial Services – 0.5%
Global Payments, Inc.(a)
1,150,000	3.750		06/01/23	1,161,201
525,000	1.200		03/01/26	484,344
PayPal Holdings, Inc.
1,800,000	2.200		09/26/22	1,805,616
1,475,000	1.350		06/01/23	1,463,465

				4,914,626

Computers – 1.2%
Dell International LLC/EMC Corp.(a)
1,447,000	5.450		06/15/23	1,490,642
1,075,000	5.850		07/15/25	1,149,637

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Computers – (continued)
Hewlett Packard Enterprise Co.(a)
$1,400,000	2.250%		04/01/23	$1,398,474
2,175,000	4.450		10/02/23	2,227,200
3,625,000	1.450		04/01/24	3,519,476
International Business Machines Corp.
3,224,000	2.850		05/13/22	3,230,770

				13,016,199

Diversified Financial Services – 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
5,600,000	4.125	(a)	07/03/23	5,626,712
3,375,000	1.150		10/29/23	3,231,259
AIG Global Funding(b)
1,450,000	2.300		07/01/22	1,453,306
2,100,000	0.800		07/07/23	2,054,808
1,525,000	0.450		12/08/23	1,463,893
5,075,000	0.650		06/17/24	4,824,904
Air Lease Corp.
500,000	2.250		01/15/23	500,145
1,150,000	2.750	(a)	01/15/23	1,153,588
5,549,000	4.250	(a)	02/01/24	5,621,192
825,000	2.300	(a)	02/01/25	793,287
Ally Financial, Inc.(a)
3,075,000	1.450		10/02/23	3,002,768
Aviation Capital Group LLC(a)(b)
1,200,000	5.500		12/15/24	1,236,852
550,000	1.950		01/30/26	506,061
Avolon Holdings Funding Ltd.(a)(b)
675,000	2.875		02/15/25	648,365
BlackRock, Inc.
1,218,000	3.375		06/01/22	1,222,677
Capital One Financial Corp.(a)
725,000	2.600		05/11/23	727,233
(3M USD LIBOR + 0.720%)
1,300,000	1.019	(c)	01/30/23	1,300,806
Intercontinental Exchange, Inc.
500,000	0.700		06/15/23	492,380
LD Holdings Group LLC(a)(b)
1,490,000	6.500		11/01/25	1,406,187
Nasdaq, Inc.(a)
1,450,000	0.445		12/21/22	1,433,615
Navient Corp.
1,395,000	5.500		01/25/23	1,414,181
OneMain Finance Corp.
1,380,000	5.625		03/15/23	1,398,975
United Wholesale Mortgage LLC(a)(b)
1,460,000	5.500		11/15/25	1,412,550
USAA Capital Corp.(b)
150,000	1.500		05/01/23	148,691

				43,074,435

Electrical – 3.1%
American Electric Power Co., Inc.
1,750,000	2.031		03/15/24	1,719,655
Avangrid, Inc.(a)
650,000	3.200		04/15/25	648,531

Corporate Obligations – (continued)
Electrical – (continued)
Berkshire Hathaway Energy Co.(a)
650,000	4.050		04/15/25	669,708
Dominion Energy, Inc.
1,200,000	2.450	(b)	01/15/23	1,202,436
2,025,000	1.450	(a)	04/15/26	1,888,373
DTE Energy Co.
1,125,000	0.550		11/01/22	1,117,102
575,000	1.050	(a)	06/01/25	538,396
Duke Energy Corp.(a)
2,595,000	3.050		08/15/22	2,597,180
Enel Finance International NV(a)(b)
2,575,000	1.375		07/12/26	2,367,069
Entergy Louisiana LLC(a)
925,000	0.620		11/17/23	897,916
2,000,000	0.950		10/01/24	1,910,580
FirstEnergy Corp.(a)
400,000	2.050		03/01/25	380,548
Florida Power & Light Co.(a)
375,000	2.850		04/01/25	375,360
Georgia Power Co.
1,000,000	2.100		07/30/23	994,750
ITC Holdings Corp.(a)
585,000	2.700		11/15/22	586,843
NextEra Energy Capital Holdings, Inc.
2,150,000	0.650		03/01/23	2,119,943
NRG Energy, Inc.(a)(b)
1,225,000	3.750		06/15/24	1,219,928
Pacific Gas & Electric Co.(a)
1,250,000	1.750		06/16/22	1,248,450
PPL Electric Utilities Corp.(a)(c)
(3M USD LIBOR + 0.250%)
275,000	1.216		09/28/23	273,064
(SOFR + 0.330%)
1,930,000	0.601		06/24/24	1,918,208
Public Service Enterprise Group, Inc.(a)
1,725,000	0.841		11/08/23	1,672,336
675,000	2.875		06/15/24	669,951
675,000	0.800		08/15/25	622,046
Southern Power Co.(a)
500,000	0.900		01/15/26	458,610
The Southern Co.(a)
1,400,000	2.950		07/01/23	1,407,322
Vistra Operations Co. LLC(a)(b)
875,000	3.550		07/15/24	867,204
WEC Energy Group, Inc.
725,000	0.550		09/15/23	704,301
Xcel Energy, Inc.(a)
1,948,000	0.500		10/15/23	1,886,774

				32,962,584

Entertainment(a)(b) – 0.4%
Banijay Entertainment SASU
1,410,000	5.375		03/01/25	1,383,563
Caesars Resort Collection LLC/CRC Finco, Inc.
2,600,000	5.750		07/01/25	2,661,750

				4,045,313

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Environmental(a) – 0.2%
GFL Environmental, Inc.(b)
$1,415,000	3.750%		08/01/25	$1,383,163
Waste Management, Inc.
625,000	0.750		11/15/25	577,581

				1,960,744

Food & Drug Retailing – 1.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC(a)(b)
1,430,000	3.250		03/15/26	1,349,563
B&G Foods, Inc.(a)
1,415,000	5.250		04/01/25	1,383,162
Danone SA(a)(b)
7,000,000	2.589		11/02/23	6,996,990
Mondelez International Holdings Netherlands B.V.(b)
775,000	2.125		09/19/22	776,039
2,500,000	0.750		09/24/24	2,369,750
Mondelez International, Inc.(a)
525,000	1.500		05/04/25	503,496
US Foods, Inc.(a)(b)
1,385,000	6.250		04/15/25	1,421,356

				14,800,356

Forest Products&Paper(b) – 0.1%
Georgia-Pacific LLC
1,125,000	0.625		05/15/24	1,074,420

Gaming(a) – 0.1%
MGM Resorts International
1,375,000	6.750		05/01/25	1,423,125

Gas(a) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
1,290,000	5.875		08/20/26	1,286,775
NiSource, Inc.
1,025,000	0.950		08/15/25	942,764
The East Ohio Gas Co.(b)
250,000	1.300		06/15/25	235,578

				2,465,117

Healthcare Providers & Services – 2.3%
Aetna, Inc.(a)
975,000	2.800		06/15/23	979,251
2,250,000	3.500		11/15/24	2,274,210
Anthem, Inc.
2,875,000	0.450		03/15/23	2,826,872
Baxter International, Inc.(b)
4,000,000	0.868		12/01/23	3,873,120
DH Europe Finance II S.a.r.l.
1,000,000	2.050		11/15/22	1,001,460
3,025,000	2.200	(a)	11/15/24	2,966,648
Humana, Inc.(a)
2,525,000	0.650		08/03/23	2,463,264
PerkinElmer, Inc.(a)
1,700,000	0.850		09/15/24	1,613,708
Thermo Fisher Scientific, Inc.(a)
4,050,000	1.215		10/18/24	3,894,723

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Zimmer Biomet Holdings, Inc.(a)
3,000,000	1.450		11/22/24	2,876,100

				24,769,356

Home Builders(a) – 0.3%
D.R. Horton, Inc.
3,199,000	4.750		02/15/23	3,250,536

Insurance(b) – 2.3%
Athene Global Funding
1,090,000	2.800		05/26/23	1,091,243
875,000	1.200		10/13/23	852,731
2,225,000	0.950		01/08/24	2,143,587
375,000	2.500		01/14/25	364,114
600,000	1.450		01/08/26	556,650
Equitable Financial Life Global Funding
700,000	1.400		07/07/25	657,790
Great-West Lifeco US Finance 2020 LP(a)
425,000	0.904		08/12/25	395,220
Jackson Financial, Inc.
2,325,000	1.125		11/22/23	2,255,901
Jackson National Life Global Funding
1,000,000	2.500		06/27/22	1,003,050
Metropolitan Life Global Funding I
575,000	1.950		01/13/23	574,310
600,000	0.900		06/08/23	589,518
New York Life Global Funding
1,200,000	1.100		05/05/23	1,185,084
Pacific Life Global Funding II
4,025,000	0.500		09/23/23	3,908,194
Principal Life Global Funding II
2,150,000	0.500		01/08/24	2,066,838
Protective Life Global Funding
2,225,000	1.082		06/09/23	2,188,021
2,100,000	0.631		10/13/23	2,037,357
600,000	0.473		01/12/24	574,854
Reliance Standard Life Global Funding II
1,600,000	2.625		07/22/22	1,605,824
275,000	2.150		01/21/23	275,338

				24,325,624

Internet(a)(b) – 0.3%
Prosus NV
2,260,000	3.257		01/19/27	2,067,900
Uber Technologies, Inc.
1,365,000	7.500		05/15/25	1,421,306

				3,489,206

Iron/Steel(a) – 0.1%
Steel Dynamics, Inc.
1,240,000	2.400		06/15/25	1,201,535

Leisure Time(a)(b) – 0.3%
NCL Corp. Ltd.
930,000	5.875		02/15/27	916,050
Royal Caribbean Cruises Ltd.
1,585,000	11.500		06/01/25	1,735,575

				2,651,625

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Machinery-Diversified – 0.2%
John Deere Capital Corp.
$400,000	1.200%		04/06/23	$395,772
Rockwell Automation, Inc.(a)
1,250,000	0.350		08/15/23	1,216,275

				1,612,047

Media – 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
4,525,000	4.464		07/23/22	4,542,240
2,700,000	4.500		02/01/24	2,766,339
CSC Holdings LLC
1,370,000	5.250		06/01/24	1,363,150
DISH DBS Corp.
1,410,000	5.875		07/15/22	1,415,288
Sky Ltd.(b)
1,550,000	3.125		11/26/22	1,562,586
The Walt Disney Co.
825,000	3.350		03/24/25	836,550
Time Warner Entertainment Co. LP
2,200,000	8.375		03/15/23	2,320,780

				14,806,933

Mining(a)(b) – 0.2%
Glencore Funding LLC
1,175,000	3.000		10/27/22	1,180,135
675,000	1.625		09/01/25	631,125

				1,811,260

Miscellaneous Manufacturing – 0.7%
Hillenbrand, Inc.(a)
1,380,000	5.750		06/15/25	1,416,225
Siemens Financieringsmaatschappij NV(b)
6,150,000	0.650		03/11/24	5,917,899

				7,334,124

Office(a)(b) – 0.1%
Xerox Holdings Corp.
1,385,000	5.000		08/15/25	1,391,925

Oil Field Services – 1.8%
BP Capital Markets PLC
4,516,000	2.500		11/06/22	4,536,232
Canadian Natural Resources Ltd.(a)
825,000	2.050		07/15/25	791,192
Chevron Corp.
950,000	1.141		05/11/23	940,148
Exxon Mobil Corp.(a)
900,000	2.992		03/19/25	904,887
Phillips 66(a)
950,000	0.900		02/15/24	919,771
Qatar Energy(a)(b)
2,520,000	1.375		09/12/26	2,349,144
Range Resources Corp.(a)
2,130,000	5.000		03/15/23	2,140,650
SA Global Sukuk Ltd.(a)
2,520,000	1.602		06/17/26	2,368,800

Corporate Obligations – (continued)
Oil Field Services – (continued)
Suncor Energy, Inc.
2,700,000	2.800		05/15/23	2,705,994
TechnipFMC PLC(a)(b)
906,000	6.500		02/01/26	938,842

				18,595,660

Packaging – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)(b)
1,395,000	5.250		04/30/25	1,395,000
Ball Corp.
2,065,000	4.000		11/15/23	2,095,975
Berry Global, Inc.(a)
2,100,000	0.950		02/15/24	2,006,319
550,000	1.570		01/15/26	513,320

				6,010,614

Pharmaceuticals – 2.8%
AbbVie, Inc.
1,606,000	3.200	(a)	11/06/22	1,617,402
1,975,000	2.300		11/21/22	1,982,327
7,750,000	2.600	(a)	11/21/24	7,696,215
AstraZeneca PLC(a)
2,000,000	3.500		08/17/23	2,029,680
Bristol-Myers Squibb Co.(a)
1,450,000	0.537		11/13/23	1,410,038
Cigna Corp.(a)
4,000,000	3.050		11/30/22	4,029,720
1,310,000	3.000		07/15/23	1,317,428
1,357,000	3.750		07/15/23	1,377,206
3,170,000	0.613		03/15/24	3,044,373
GlaxoSmithKline Capital PLC(a)
875,000	0.534		10/01/23	851,839
Herbalife Nutrition Ltd./HLF Financing, Inc.(a)(b)
2,940,000	7.875		09/01/25	3,002,475
PRA Health Sciences, Inc.(a)(b)
1,435,000	2.875		07/15/26	1,361,456

				29,720,159

Pipelines – 2.6%
Enbridge, Inc.
4,000,000	4.000	(a)	10/01/23	4,061,880
1,150,000	0.550		10/04/23	1,114,511
(SOFR + 0.400%)
600,000	0.597	(c)	02/17/23	599,040
(SOFR + 0.630%)
1,950,000	0.826	(c)	02/16/24	1,949,513
Enterprise Products Operating LLC(a)
649,000	3.350		03/15/23	653,965
Kinder Morgan Energy Partners LP(a)
2,275,000	3.950		09/01/22	2,284,054
Kinder Morgan, Inc.(a)(b)
4,850,000	5.625		11/15/23	5,006,267
MPLX LP(a)
1,125,000	3.375		03/15/23	1,134,034
4,874,000	4.500		07/15/23	4,955,103

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
NuStar Logistics LP(a)
$1,360,000	6.000%		06/01/26	$1,366,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
1,390,000	5.875		04/15/26	1,430,032
The Williams Cos., Inc.(a)
1,100,000	3.700		01/15/23	1,107,612
TransCanada PipeLines Ltd.(a)
2,275,000	1.000		10/12/24	2,163,116

				27,825,927

Real Estate Investment Trust – 0.4%
American Tower Corp.
1,125,000	3.500		01/31/23	1,136,149
1,675,000	3.000		06/15/23	1,681,650
750,000	0.600		01/15/24	719,707
Crown Castle International Corp.(a)
700,000	1.350		07/15/25	654,024

				4,191,530

Retailing – 0.8%
7-Eleven, Inc.(a)(b)
950,000	0.625		02/10/23	935,332
4,325,000	0.800		02/10/24	4,154,984
400,000	0.950		02/10/26	363,648
Genuine Parts Co.(a)
1,375,000	1.750		02/01/25	1,314,692
Starbucks Corp.
1,974,000	1.300		05/07/22	1,974,336

				8,742,992

Savings & Loans(b) – 0.3%
Nationwide Building Society
1,325,000	2.000		01/27/23	1,322,363
(3M USD LIBOR + 1.064%)
1,001,000	3.766	(a)(c)	03/08/24	1,007,066
(3M USD LIBOR + 1.181%)
1,175,000	3.622	(a)(c)	04/26/23	1,187,667

				3,517,096

Semiconductors(a) – 1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3,600,000	3.625		01/15/24	3,643,308
Broadcom, Inc.
5,225,000	3.625		10/15/24	5,293,134
1,125,000	4.700		04/15/25	1,166,445
NXP B.V./NXP Funding LLC(b)
3,200,000	4.625		06/01/23	3,247,648
NXP BV / NXP Funding LLC / NXP USA Inc.(b)
275,000	2.700		05/01/25	267,157

				13,617,692

Software(a) – 1.4%
Fidelity National Information Services, Inc.
1,050,000	1.150		03/01/26	964,866
Fiserv, Inc.
825,000	3.800		10/01/23	838,423
7,950,000	2.750		07/01/24	7,905,877

Corporate Obligations – (continued)
Software(a) – (continued)
Infor, Inc.(b)
1,225,000	1.450		07/15/23	1,201,284
Intuit, Inc.
500,000	0.950		07/15/25	469,600
Oracle Corp.
1,400,000	2.500		04/01/25	1,367,170
VMware, Inc.
2,600,000	1.000		08/15/24	2,478,424

				15,225,644

Telecommunication Services – 3.0%
AT&T, Inc.
300,000	4.050		12/15/23	307,530
5,400,000	0.900	(a)	03/25/24	5,233,356
1,725,000	4.450	(a)	04/01/24	1,776,215
3,100,000	3.950	(a)	01/15/25	3,179,825
2,375,000	3.400	(a)	05/15/25	2,398,014
T-Mobile USA, Inc.(a)
8,800,000	3.500		04/15/25	8,853,328
The Bell Telephone Co. of Canada/Bell Canada
4,275,000	0.750		03/17/24	4,112,593
Verizon Communications, Inc.
4,525,000	0.750		03/22/24	4,379,657
1,450,000	0.850	(a)	11/20/25	1,342,497

				31,583,015

Transportation(a) – 0.8%
Canadian Pacific Railway Co.
5,375,000	1.350		12/02/24	5,163,279
Ryder System, Inc.
875,000	2.875		06/01/22	875,577
1,000,000	2.500		09/01/22	1,003,340
United Parcel Service, Inc.
1,000,000	3.900		04/01/25	1,029,990

				8,072,186

Trucking & Leasing(a)(b) – 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,025,000	1.200		11/15/25	942,108

TOTAL CORPORATE OBLIGATIONS
(Cost $563,582,822)				$548,687,149

Mortgage-Backed Obligations – 2.9%
Collateralized Mortgage Obligations – 0.6%
Regular Floater(c) – 0.2%
FHLMC REMIC Series 3371, Class FA (1M USD LIBOR + 0.600%)
$333,160	0.997%		09/15/37	$337,841
FHLMC REMIC Series 3374, Class FT (1M USD LIBOR + 0.300%)
35,491	0.697		04/15/37	35,574
FHLMC REMIC Series 3545, Class FA (1M USD LIBOR + 0.850%)
66,745	1.247		06/15/39	67,951

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FHLMC STRIPS Series 237, Class F23 (1M USD LIBOR + 0.400%)
$114,728	0.797%	05/15/36	$115,481
FNMA REMIC Series 1998-66, Class FC (1M USD LIBOR + 0.500%)
1,095	0.941	11/17/28	1,097
FNMA REMIC Series 2006-72, Class XF (1M USD LIBOR + 0.500%)
131,650	0.957	08/25/36	132,579
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
18,723	0.807	04/25/37	18,766
FNMA REMIC Series 2007-36, Class F (1M USD LIBOR + 0.230%)
397,336	0.687	04/25/37	396,966
FNMA REMIC Series 2008-22, Class FD (1M USD LIBOR + 0.840%)
188,270	1.297	04/25/48	194,036
FNMA REMIC Series 2009-75, Class MF (1M USD LIBOR + 1.150%)
319,773	1.607	09/25/39	325,741
FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
231,643	0.907	07/25/41	233,848
FNMA REMIC Series 2013-96, Class FW (1M USD LIBOR + 0.400%)
57,928	0.857	09/25/43	58,222

			1,918,102

Sequential Fixed Rate – 0.0%
FHLMC REMIC Series 4248, Class LM
259,592	6.500	05/15/41	290,631

Sequential Floating Rate – 0.4%
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2(b)(c) (SOFR30A + 1.650%)
442,000	1.749	12/25/41	418,803
CSMC Series 2021-NQM8, Class A1(b)(c)
337,623	1.841	10/25/66	322,858
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A(b)(c) (SOFR30A + 1.000%)
900,000	1.099	01/25/42	887,707
FNMA REMIC Series 1997-20, Class F(c)
8,451	0.616	03/25/27	8,412
Verus Securitization Trust Series 2021-8, Class A1(b)(c)
250,707	1.824	11/25/66	236,652
Verus Securitization Trust Series 2022-1, Class A1(b)(d)
2,034,654	2.724	01/25/67	1,983,738

			3,858,170

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,066,903

Commercial Mortgage-Backed Securities – 2.3%
Sequential Fixed Rate – 0.8%
BANK Series 2017-BNK6, Class A3
$1,900,000	3.125%	07/15/60	$1,896,667

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A5
3,000,000	4.064	02/15/47	3,038,868
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20, Class A4
3,000,000	3.249	02/15/48	2,986,656

			7,922,191

Sequential Floating Rate(c) – 1.5%
ELP Commercial Mortgage Trust Series 2021-ELP, Class A(b) (1M USD LIBOR + 0.701%)
3,700,000	1.098	11/15/38	3,620,927
BX Commercial Mortgage Trust Series 2021-CIP, Class A(b) (1M USD LIBOR + 0.921%)
1,800,000	1.318	12/15/38	1,772,351
BX Series 2021-MFM1, Class A(b) (1M USD LIBOR + 0.700%)
100,000	1.097	01/15/34	97,740
BXHPP Trust Series 2021-FILM, Class A(b) (1M USD LIBOR + 0.650%)
1,550,000	1.047	08/15/36	1,506,901
BX Trust Series 2021-ARIA, Class A(b) (1M USD LIBOR + 0.899%)
1,100,000	1.296	10/15/36	1,078,923
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M USD LIBOR + 0.450%)
587,021	0.691	06/25/23	587,301
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M USD LIBOR + 0.370%)
486,910	0.611	04/25/24	487,099
BX Trust Series 2021-BXMF, Class A(b) (1M USD LIBOR + 0.636%)
700,000	1.033	10/15/26	679,023
STWD Trust Series 2021-FLWR, Class A(b) (1M USD LIBOR + 0.577%)
1,300,000	0.974	07/15/36	1,262,962
EQUS Mortgage Trust Series 2021-EQAZ, Class A(b) (1M USD LIBOR + 0.755%)
550,000	1.152	10/15/38	538,169
BX Commercial Mortgage Trust Series 2021-21M, Class A(b) (1M USD LIBOR + 0.730%)
650,000	1.127	10/15/36	634,191
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M USD LIBOR + 0.370%)
730,790	0.611	05/25/24	731,174
FHLMC Multifamily Structured Pass Through Certificates Series KF58, Class A (1M USD LIBOR + 0.500%)
759,862	0.741	01/25/26	761,839
ONE PARK Mortgage Trust Series 2021-PARK, Class A(b) (1M USD LIBOR + 0.700%)
919,000	1.097	03/15/36	897,934
FHLMC Multifamily Structured Pass Through Certificates Series KF60, Class A (1M USD LIBOR + 0.490%)
608,039	0.731	02/25/26	608,779
Great Wolf Trust Series 2019-WOLF, Class A(b) (1M USD LIBOR + 1.034%)
600,000	1.431	12/15/36	592,290

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – (continued)
KKR Industrial Portfolio Trust Series 2021-KDIP, Class A(b) (1M USD LIBOR + 0.550%)
$277,666	0.947%	12/15/37	$271,940

			16,129,543

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$24,051,734

Federal Agencies – 0.0%
FHLMC – 0.0%
$1,049	7.000%	05/01/22	$1,050
581	7.000	06/01/22	581
105	4.500	05/01/23	107

			1,738

GNMA – 0.0%
5,505	7.000	04/15/26	5,759

TOTAL FEDERAL AGENCIES			$7,497

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $30,873,284)			$30,126,134

Agency Debenture(c) – 0.2%
Federal Farm Credit Banks Funding Corp.(SOFR + 0.380%)
$1,900,000	0.650%	05/08/23	$1,907,505
(Cost $1,900,000)

Asset-Backed Securities – 22.3%
Automotive – 6.1%
Ford Credit Auto Owner Trust Series 2019-1, Class A(b)
$2,600,000	3.520%	07/15/30	$2,626,593
Ford Credit Auto Owner Trust Series 2020-1, Class A(b)
6,835,000	2.040	08/15/31	6,609,701
Ford Credit Floorplan Master Owner Trust A Series 2018-2, Class A
6,900,000	3.170	03/15/25	6,954,778
Ford Credit Floorplan Master Owner Trust A Series 2020-1, Class A2(c) (1M USD LIBOR + 0.500%)
1,500,000	0.897	09/15/25	1,499,917
Ford Credit Floorplan Master Owner Trust A Series 2020-2, Class A
3,200,000	1.060	09/15/27	2,985,035
Ford Credit Floorplan Master Owner Trust Series 2019-4, Class A
3,625,000	2.440	09/15/26	3,569,148
GM Financial Consumer Automobile Receivables Trust 2021-4, Class A3
5,700,000	0.680	09/16/26	5,504,951
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(b)
1,500,000	2.900	04/15/26	1,498,013
GMF Floorplan Owner Revolving Trust Series 2020-2, Class A(b)
1,500,000	0.690	10/15/25	1,452,514
Hyundai Auto Lease Securitization Trust Series 2021-B, Class A3(b)
1,550,000	0.330	06/17/24	1,516,624

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Automotive – (continued)
Hyundai Auto Lease Securitization Trust Series 2021-C, Class A3(b)
$7,600,000	0.380%	09/16/24	$7,378,428
Hyundai Auto Receivables Trust Series 2021-A, Class A3
900,000	0.380	09/15/25	877,129
Mercedes-Benz Auto Lease Trust Series 2021-B, Class A3
2,550,000	0.400	11/15/24	2,482,632
NextGear Floorplan Master Owner Trust Series 2021-1A, Class A(b)
5,500,000	0.850	07/15/26	5,222,197
Tesla Auto Lease Trust Series 2021-A, Class A3(b)
500,000	0.560	03/20/25	484,508
Tesla Auto Lease Trust Series 2021-A, Class A4(b)
1,800,000	0.660	03/20/25	1,732,886
Tesla Auto Lease Trust Series 2021-B, Class A3(b)
5,300,000	0.600	09/22/25	5,045,480
Toyota Auto Receivables Owner Trust Series 2021-D, Class A3
3,800,000	0.710	04/15/26	3,645,685
Toyota Lease Owner Trust Series 2021-A, Class A3(b)
1,975,000	0.390	04/22/24	1,938,082
Toyota Lease Owner Trust Series 2021-A, Class A4(b)
375,000	0.500	08/20/25	364,522
Toyota Lease Owner Trust Series 2021-B, Class A3(b)
1,550,000	0.420	10/21/24	1,504,672

			64,893,495

Collateralized Loan Obligations(b)(c) – 9.0%
AIG CLO Series 2021-1A, Class A (3M USD LIBOR + 1.100%)
2,100,000	1.359	04/22/34	2,072,797
Anchorage Capital CLO 15 Ltd. Series 2020-15A, Class AR (3M USD LIBOR + 1.200%)
1,300,000	1.454	07/20/34	1,290,565
Anchorage Capital CLO 18 Ltd. Series 2021-18A, Class A1 (3M USD LIBOR + 1.150%)
4,000,000	1.391	04/15/34	3,990,144
Anchorage Capital CLO Ltd. Series 2014-4RA, Class A (3M USD LIBOR + 1.050%)
3,600,000	1.328	01/28/31	3,577,633
Bain Capital Credit CLO Ltd. Series 2021-7A, Class A1 (3M USD LIBOR + 1.140%)
5,000,000	1.506	01/22/35	4,949,365
Barings CLO Ltd. Series 2016-2A, Class AR2 (3M USD LIBOR + 1.070%)
3,100,000	1.324	01/20/32	3,073,572
BSPDF Issuer Ltd. Series 2021-FL1, Class A (1M USD LIBOR + 1.200%)
1,000,000	1.597	10/15/36	986,618
CarVal CLO IV Ltd. Series 2021-1A, Class A1A (3M USD LIBOR + 1.180%)
2,600,000	1.434	07/20/34	2,574,543
CBAM Ltd. Series 2017-2A, Class AR (3M USD LIBOR + 1.190%)
5,000,000	1.431	07/17/34	4,952,600
Cedar Funding VII CLO Ltd. Series 2018-7A, Class A1 (3M USD LIBOR + 1.000%)
3,000,000	1.254	01/20/31	2,987,535

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
CFIP CLO Ltd. Series 2021-1A, Class A (3M USD LIBOR + 1.220%)
$5,000,000	1.334%	01/20/35	$4,936,285
Dryden 64 CLO, Ltd. Series 2018-64A Class A (3M USD LIBOR + 0.970%)
5,950,000	1.211	04/18/31	5,901,674
ICG Rhinebeck CLO Ltd. Series 2021-4A, Class A1 (3M USD LIBOR + 1.210%)
12,000,000	1.343	10/26/34	11,897,172
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,156,875	0.991	04/15/29	5,132,297
Madison Park Funding XXXVII Ltd. Series 2019-37A, Class AR (3M USD LIBOR + 1.070%)
1,000,000	1.311	07/15/33	993,373
Northwoods Capital XVIII Ltd. Series 2019-18A, Class AR (3M USD LIBOR + 1.100%)
5,000,000	1.580	05/20/32	4,965,665
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
2,600,000	1.347	04/26/31	2,589,075
Octagon Investment Partners 07/34 1 Series 2021-1A, Class A1 (3M USD LIBOR + 1.120%)
1,000,000	1.361	07/15/34	989,000
OHA Credit Funding 3 Ltd. Series 2019-3A, Class AR (3M USD LIBOR + 1.140%)
2,500,000	1.394	07/02/35	2,483,778
Pikes Peak CLO 2 Series 2018-2A, Class AR (3M USD LIBOR + 1.190%)
6,700,000	1.404	10/18/34	6,637,904
Trysail CLO Ltd. Series 2021-1A, Class A1 (3M USD LIBOR + 1.320%)
1,400,000	1.574	07/20/32	1,394,028
Wellfleet CLO Ltd. Series 2021-3A, Class A (3M USD LIBOR + 1.190%)
15,000,000	1.300	01/15/35	14,791,815
Wellfleet CLO X Ltd. Series 2019-XA, Class A1R (3M USD LIBOR + 1.170%)
1,750,000	1.424	07/20/32	1,730,544
Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3M USD LIBOR + 1.350%)
475,000	1.628	07/28/32	474,003

			95,371,985

Credit Card – 5.2%
American Express Credit Account Master Trust Series 2019-2, Class A
2,050,000	2.670	11/15/24	2,051,004
Barclays Dryrock Issuance Trust Series 2021-1, Class A
6,200,000	0.630	07/15/27	5,887,669
CARDS II Trust Series 2021-1A, Class A(b)
4,075,000	0.602	04/15/27	3,890,442
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5(c) (1M USD LIBOR + 0.620%)
8,100,000	1.067	04/22/26	8,134,475

Asset-Backed Securities – (continued)
Credit Card – (continued)
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7(c) (1M USD LIBOR + 0.370%)
4,300,000	0.680	08/08/24	4,303,343
Citibank Credit Card Issuance Trust Series 2018-A2, Class A2(c) (1M USD LIBOR + 0.330%)
960,000	0.779	01/20/25	961,215
Evergreen Credit Card Trust Series 2019-2, Class A(b)
2,900,000	1.900	09/15/24	2,905,398
Evergreen Credit Card Trust Series 2021-1, Class A(b)
8,275,000	0.900	10/15/26	7,904,866
Golden Credit Card Trust Series 2017-4A, Class A(b)(c) (1M USD LIBOR + 0.520%)
11,200,000	0.917	07/15/24	11,205,859
Master Credit Card Trust II Series 2020-1A, Class A(b)
3,600,000	1.990	09/21/24	3,593,976
Master Credit Card Trust Series 2021-1A, Class A(b)
3,900,000	0.530	11/21/25	3,712,667

			54,550,914

Home Equity(c) – 0.0%
Centex Home Equity Loan Trust Series 2004-D, Class MV3 (1M USD LIBOR + 1.500%)
15,784	1.957	09/25/34	15,746

Student Loan(c) – 2.0%
Access Group, Inc. Series 2013-1, Class A(b) (1M USD LIBOR + 0.500%)
765,629	0.957	02/25/36	753,358
ECMC Group Student Loan Trust Series 2017-1A, Class A(b) (1M USD LIBOR + 1.200%)
1,422,866	1.657	12/27/66	1,436,437
Educational Services of America, Inc. Series 2012-1, Class A1(b) (1M USD LIBOR + 1.150%)
424,153	1.607	09/25/40	424,153
Educational Services of America, Inc. Series 2014-1, Class A(b) (1M USD LIBOR + 0.700%)
1,455,646	1.157	02/25/39	1,441,636
Goal Capital Funding Trust Series 2010-1, Class A(b) (3M USD LIBOR + 0.700%)
21,657	1.198	08/25/48	21,547
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
1,235,191	1.548	05/25/34	1,237,503
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,480,447	1.158	07/25/45	1,477,589
Kentucky Higher Education Student Loan Corp. Series 2021-1, Class A1B (1M USD LIBOR + 0.780%)
889,952	0.888	03/25/51	883,756
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
646,852	1.448	02/25/42	642,040
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
219,954	1.208	04/25/38	219,459

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
	$601,114	1.449%	05/20/30	$601,109
	Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
	2,276,904	1.507	12/27/66	2,282,970
	Navient Student Loan Trust Series 2017-4A, Class A2(b) (1M USD LIBOR + 0.500%)
	631,967	0.957	09/27/66	631,241
	Nelnet Student Loan Trust Series 2012-3A, Class A(b) (1M USD LIBOR + 0.700%)
	2,573,152	1.157	02/25/45	2,573,152
	Northstar Education Finance, Inc. Series 2012-1, Class A(b) (1M USD LIBOR + 0.700%)
	594,777	1.157	12/26/31	590,467
	PHEAA Student Loan Trust Series 2014-3A, Class A(b) (1M USD LIBOR + 0.590%)
	3,515,748	1.047	08/25/40	3,457,998
	Rhode Island Student Loan Authority Series 2012-1, Class A1 (1M USD LIBOR + 0.900%)
	802,108	1.131	07/01/31	801,195
	SLC Student Loan Trust Series 2007-1, Class A4 (3M USD LIBOR + 0.060%)
	1,632,161	0.566	05/15/29	1,599,851
	SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
	336,666	1.373	11/25/42	334,109
	SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
	184,493	1.958	07/25/23	184,608

				21,594,178

	TOTAL ASSET-BACKED SECURITIES
	(Cost $240,818,813)			$236,426,318

Foreign Debt Obligations – 1.1%
Sovereign – 1.1%
	Japan Treasury Discount Bill(e)
JPY	576,000,000	0.000%	04/11/22	$4,731,537
	Perusahaan Penerbit SBSN Indonesia III
	$2,260,000	4.325	05/28/25	2,360,711
	Republic of Indonesia
	1,745,000	4.750	01/08/26	1,853,299
	Saudi Government International Bond
	2,320,000	3.250	10/26/26	2,372,200

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $11,879,685)			$11,317,747

Municipal Debt Obligations – 0.4%
Alabama(a) – 0.0%
	Alabama Federal Aid Highway Finance Authority
	$360,000	0.449%	09/01/23	$351,340

Municipal Debt Obligations – (continued)
Florida – 0.1%
	County of Palm Beach FL Revenue Bonds Taxaable (Refunding) Series B
	635,000	0.500	12/01/24	594,619

Massachusetts(a) – 0.1%
	Massachusetts School Building Revenue Bonds Taxaable (Refunding) Series B
	815,000	0.618	08/15/23	798,630

Rhode Island(a)(c) – 0.0%
	Rhode Island Student Loan Authority RB Series 2014-1 (1M USD LIBOR + 0.000%)
	199,126	0.931	10/02/28	198,010

Tennessee – 0.1%
	State of Tennessee GO Bonds Taxable (Refunding) Series B
	1,015,000	0.386	11/01/23	985,283

Washington – 0.1%
	Washington State GO Improvement & Power District Electric Systems Series 2021
	1,620,000	0.210	08/01/23	1,581,674

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $4,646,902)			$4,509,556

U.S. Treasury Obligations(f) – 2.3%
	United States Treasury Floating Rate Notes(c)
	(3M USD LIBOR + 0.049%)
	$10,000,000	0.655%	01/31/23	$10,011,003
	(3M USD LIBOR + 0.034%)
	13,500,000	0.640	04/30/23	13,516,484
	United States Treasury Notes
	1,250,000	2.875	10/31/23	1,263,233

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $24,779,737)			$24,790,720

Shares	Description	Value

Exchange Traded Fund – 2.7%
SPDR Portfolio Short Term Corporate Bond ETF
961,084		$28,957,461
(Cost $30,180,440)

Shares	Dividend Rate	Value

Investment Companies(g) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,719,522	0.253%	$5,719,522

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Shares	Dividend Rate	Value

Investment Companies(g) – (continued)
Goldman Sachs Financial Square Money Market Fund – Institutional Shares
9,103	0.362%	$9,108

TOTAL INVESTMENT COMPANIES
(Cost $5,728,618)		$5,728,630

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $914,390,301)		$892,451,220

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 12.6%
Certificates of Deposit – 8.7%
Bank of Nova Scotia(c)
(SOFR + 0.170%)
$9,000,000	0.220	%(b)	09/12/22	$8,990,941
(SOFR + 0.180%)
2,500,000	0.230		05/11/22	2,499,894
Canadian Imperial Bank of Commerce(c)
(3M USD LIBOR + 0.050%)
1,500,000	0.853		06/13/22	1,501,098
Credit Suisse AG
4,000,000	0.590		03/17/23	3,959,561
Landesbank Hessen-Thuringen
5,323,000	0.620		05/09/22	5,323,057
Mizuho Bank Ltd.(c)
(SOFR + 0.280%)
4,441,000	0.330		02/10/23	4,431,718
National Australia Bank Ltd.(b)(c)
2,500,000	0.510		05/20/22	2,499,356
Natixis SA(c)
(SOFR + 0.180%)
5,650,000	0.230		06/17/22	5,648,556
Nordea Bank AB NY(c)
(SOFR + 0.160%)
15,000,000	0.430		08/15/22	14,987,403
Oversea-Chinese Banking Corp., Ltd.
8,500,000	0.630		06/16/22	8,495,288
Skandinaviska Enskilda Banken AB(b)(c)
(SOFR + 0.160%)
8,000,000	0.210		08/16/22	7,990,816
Svenska Handelsbanken(c)
(SOFR + 0.240%)
16,000,000	0.520		02/15/23	15,967,592
Toronto Dominion Bank
9,000,000	0.210	(b)	08/08/22	8,995,034
(FEDL01 + 0.160%)
1,021,000	0.240	(c)	06/20/22	1,020,563

				92,310,877

Short-term Investments – (continued)
Commercial Paper(e) – 3.9%
American Electric Power Co., Inc.(b)
4,422,000	0.000%		04/26/22	4,419,202
AT&T, Inc(b)
4,000,000	0.000		08/16/22	3,976,049
Banque Et Caisse
4,873,000	0.000		06/06/22	4,866,625
BAT International Finance PLC(b)
9,000,000	0.000		05/18/22	8,987,568
Caisse Des Depots Et Consignations(b)
3,000,000	0.000		04/11/22	2,999,707
Honeywell International, Inc.(b)
1,545,000	0.000		05/20/22	1,543,869
Nutrien Ltd.(b)
3,406,000	0.000		04/19/22	3,404,598
Thermo Fisher Scientific, Inc.(b)
5,291,000	0.000		06/01/22	5,280,840
VW Credit, Inc.(b)
1,494,000	0.000		04/01/22	1,493,978
4,000,000	0.000		08/26/22	3,974,478

				40,946,914

TOTAL SHORT-TERM INVESTMENTS
(Cost $133,427,676)				$133,257,791

TOTAL INVESTMENTS – 96.9%
(Cost $1,047,817,977)				$1,025,709,011

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%				32,431,408

NET ASSETS – 100.0%				$1,058,140,419

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2022.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Represents an affiliated issuer.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Currency Abbreviations:
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BNP Paribas SA	USD	4,990,792	JPY	576,054,720	04/11/22	$258,027

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
2 Year U.S. Treasury Notes	(977)	06/30/22	$(207,047,673)	$2,714,654
5 Year U.S. Treasury Notes	(302)	06/30/22	(34,635,625)	865,744

TOTAL FUTURES CONTRACTS				$3,580,398

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M SOFR(a)	0.000%	03/16/23	$782,520	$(12,101,167)	$(6,972,107)	$(5,129,060)
0.500%	3M SOFR(b)	03/16/25	119,660	6,351,927	3,701,367	2,650,560

TOTAL				$(5,749,240)	$(3,270,740)	$(2,478,500)

(a)	Payments made at termination date
(b)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 39.2%
Collateralized Mortgage Obligations – 0.7%
Interest Only(a) – 0.0%
FNMA STRIPS Series 151, Class 2
$5	9.500%	07/25/22	$—

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M USD LIBOR + 37.567%)
3,911	35.557	02/16/32	4,488

Regular Floater(b) – 0.0%
FHLMC REMIC Series 1760, Class ZB (10 Year CMT – 0.600%)
13,286	1.390	05/15/24	13,295

Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 2329, Class ZA
174,128	6.500	06/15/31	185,334
FHLMC REMIC Series 4246, Class PT
56,787	6.500	02/15/36	62,471
FNMA REMIC Series 2011-52, Class GB
284,520	5.000	06/25/41	301,777
FNMA REMIC Series 2011-99, Class DB
278,461	5.000	10/25/41	295,022
FNMA REMIC Series 2012-111, Class B
38,820	7.000	10/25/42	42,237
FNMA REMIC Series 2012-153, Class B
165,085	7.000	07/25/42	185,851

			1,072,692

Sequential Floating Rate(b) – 0.4%
CSMC Series 2021-NQM8, Class A1(c)
112,541	1.841	10/25/66	107,619
JPMorgan Mortgage Trust Series 2021-6, Class A3(c)
390,819	2.500	10/25/51	360,424
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1(c)
622,845	2.520	05/25/52	574,491
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
63,171	2.110	11/25/29	60,313
Verus Securitization Trust Series 2021-8, Class A1(c)
95,914	1.824	11/25/66	90,537

			1,193,384

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$2,283,859

Commercial Mortgage-Backed Securities – 2.8%
Sequential Fixed Rate – 1.6%
BANK Series 2019-BN24, Class A3
$1,400,000	2.960%	11/15/62	$1,361,355
BANK Series 2020-BN29, Class A4
600,000	1.997	11/15/53	539,663
BANK Series 2022-BNK39, Class A4
950,000	2.928	02/15/55	917,347
BBCMS Mortgage Trust Series 2021-C12, Class A5
950,000	2.689	11/15/54	897,517
Manhattan West Mortgage Trust Series 2020-1MW, Class A(c)
600,000	2.130	09/10/39	555,360

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
500,000	2.626	04/15/54	471,469

			4,742,711

Sequential Floating Rate(b) – 1.2%
BANK Series 2021-BN31, Class AS
250,000	2.211	02/15/54	223,953
BXHPP Trust Series 2021-FILM, Class A(c) (1M USD LIBOR + 0.650%)
1,600,000	1.047	08/15/36	1,555,511
BX Trust Series 2021-ARIA, Class A(c) (1M USD LIBOR + 0.899%)
900,000	1.296	10/15/36	882,756
BANK Series 2021-BNK37, Class A5
600,000	2.618	11/15/64	565,271
Extended Stay America Trust Series 2021-ESH, Class A(c) (1M USD LIBOR + 1.080%)
397,553	1.477	07/15/38	392,794

			3,620,285

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$8,362,996

Federal Agencies – 35.7%
Adjustable Rate FHLMC(b) – 0.1%
(1 Year CMT + 2.224%)
$1,595	2.349%	11/01/32	$1,658
(1 Year CMT + 2.250%)
161,999	2.315	09/01/33	168,546

			170,204

Adjustable Rate FNMA(b) – 0.2%
(1 Year CMT + 2.195%)
110,643	2.328	02/01/35	115,460
(1 Year CMT + 2.182%)
4,729	2.312	06/01/33	4,938
(12M USD LIBOR + 1.389%)
78,677	1.639	09/01/35	81,436
(12M USD LIBOR + 1.607%)
191,942	1.858	10/01/33	199,262
(12M USD LIBOR + 1.670%)
15,192	1.920	11/01/32	15,710
(6M USD LIBOR + 1.413%)
213,539	1.538	05/01/33	220,024

			636,830

Adjustable Rate GNMA(b) – 0.2%
(1 Year CMT + 1.500%)
3,930	1.875	06/20/23	3,930
2,341	1.625	07/20/23	2,337
2,352	1.625	08/20/23	2,348
5,598	1.625	09/20/23	5,583
2,456	2.000	03/20/24	2,466
22,885	1.875	04/20/24	22,943
3,169	1.875	05/20/24	3,182
22,599	1.875	06/20/24	22,655

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
(1 Year CMT + 1.500%) – (continued)
$4,796	2.000%	06/20/24	$4,812
6,886	1.625	07/20/24	6,875
9,069	2.000	07/20/24	9,084
14,297	1.625	08/20/24	14,277
8,232	2.000	08/20/24	8,248
7,071	1.625	09/20/24	7,063
8,918	2.000	11/20/24	8,926
3,390	2.000	12/20/24	3,393
8,208	2.500	12/20/24	8,246
6,505	2.000	01/20/25	6,551
4,187	2.000	02/20/25	4,218
15,869	2.000	05/20/25	15,965
15,898	2.000	07/20/25	15,969
7,007	2.000	02/20/26	7,084
345	1.625	07/20/26	347
18,807	2.000	01/20/27	19,072
6,484	2.000	02/20/27	6,577
61,559	1.875	04/20/27	62,179
6,599	1.875	05/20/27	6,668
10,685	1.875	06/20/27	10,800
3,224	1.750	11/20/27	3,240
41	2.000	11/20/27	42
9,813	1.750	12/20/27	9,863
22,175	2.000	01/20/28	22,547
7,122	2.000	02/20/28	7,243
7,052	2.000	03/20/28	7,174
36,281	1.625	07/20/29	36,825
16,019	1.625	08/20/29	16,262
3,915	1.625	09/20/29	3,975
20,162	1.750	10/20/29	20,340
28,127	1.750	11/20/29	28,431
5,480	1.750	12/20/29	5,556
7,825	2.000	01/20/30	7,997
2,515	2.000	02/20/30	2,571
19,328	2.000	03/20/30	19,761
21,039	1.875	04/20/30	21,380
34,583	1.875	05/20/30	35,158
29,470	2.000	05/20/30	29,993
7,900	1.875	06/20/30	8,036
50,739	2.000	07/20/30	51,530
11,738	2.000	09/20/30	11,931
17,765	1.750	10/20/30	18,063
34,605	2.000	03/20/32	35,530

			695,246

FHLMC – 0.2%
19	6.500	08/01/22	18
14,167	6.500	07/01/28	14,580
129,915	4.500	03/01/29	136,385
3,143	8.000	07/01/30	3,325
7,718	5.000	08/01/33	8,255
1,206	5.000	09/01/33	1,290
2,881	5.000	10/01/33	3,082
1,852	5.000	11/01/34	1,993
75,278	5.000	12/01/34	81,000

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
4,905	5.000	07/01/35	5,277
237	5.000	11/01/35	253
10,407	5.000	12/01/35	11,107
15,458	5.000	02/01/37	16,668
1,268	5.000	03/01/38	1,367
52,093	5.000	07/01/39	55,846
6,697	4.000	06/01/40	6,986
2,255	5.000	08/01/40	2,424
883	4.500	11/01/40	938
49,034	4.000	02/01/41	51,147
1,202	5.000	04/01/41	1,306
2,311	5.000	06/01/41	2,512
105,054	5.000	07/01/41	113,584
3,857	4.000	11/01/41	3,991
4,788	3.000	05/01/42	4,781
6,837	3.000	08/01/42	6,827
8,236	3.000	01/01/43	8,225
38,068	3.000	02/01/43	38,021

			581,188

FNMA – 0.1%
2,577	6.500	11/01/28	2,731
27,910	7.000	07/01/31	30,845
296,661	5.500	07/01/33	322,708

			356,284

GNMA – 14.6%
20,632	7.000	12/15/27	21,868
6,900	6.500	08/15/28	7,275
37,380	6.000	01/15/29	39,702
56,840	7.000	10/15/29	60,806
22,244	5.500	11/15/32	23,781
373,738	5.500	12/15/32	405,357
12,023	5.500	01/15/33	12,880
23,379	5.500	02/15/33	25,229
28,402	5.500	03/15/33	30,782
30,613	5.500	07/15/33	32,876
9,988	5.500	08/15/33	10,691
7,978	5.500	09/15/33	8,546
11,573	5.500	04/15/34	12,323
8,141	5.500	05/15/34	8,595
163,942	5.500	06/15/34	178,233
112,624	5.500	09/15/34	122,751
124,609	5.500	12/15/34	135,929
85,190	5.500	01/15/35	93,074
45,220	5.000	03/15/38	48,370
3,288	4.000	02/20/41	3,397
5,147	4.000	11/20/41	5,323
861	4.000	01/20/42	890
2,761	4.000	04/20/42	2,856
1,708	4.000	10/20/42	1,775
193,576	4.000	08/20/43	201,123
2,536	4.000	03/20/44	2,635
3,095	4.000	05/20/44	3,215
213,927	4.000	11/20/44	222,134
952,968	4.000	06/20/45	988,929
214,796	4.000	01/20/46	222,700

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$1,473,355	3.500%	04/20/47		$1,495,848
874,411	3.500	12/20/47		886,363
165,203	4.500	02/20/48		173,837
640,988	4.500	05/20/48		668,028
361,545	4.500	08/20/48		376,204
89,969	5.000	08/20/48		93,809
2,935,285	4.500	09/20/48		3,053,378
727,938	5.000	10/20/48		758,783
417,186	5.000	11/20/48		434,668
643,994	5.000	12/20/48		670,981
624,107	4.500	01/20/49		648,388
889,279	5.000	01/20/49		926,336
1,035,811	4.000	02/20/49		1,060,251
101,992	4.500	03/20/49		105,960
543,212	5.000	03/20/49		565,891
696,263	4.500	10/20/49		723,079
2,537,101	3.000	11/20/49		2,519,349
1,661,738	3.000	02/20/50		1,649,230
168,653	3.500	01/20/51		169,810
659,787	3.500	02/20/51		664,414
984,227	3.000	12/20/51		973,951
4,000,000	2.500	TBA-30yr	(d)	3,879,336
7,000,000	3.000	TBA-30yr	(d)	6,919,086
11,000,000	3.500	TBA-30yr	(d)	11,064,690

				43,415,715

UMBS – 5.4%
9,423	5.500	02/01/23		9,501
27,374	5.500	08/01/23		27,716
712	4.500	07/01/36		758
988	4.500	04/01/39		1,049
4,786	4.500	05/01/39		5,035
1,921	4.000	08/01/39		2,003
9,991	4.500	08/01/39		10,521
181,461	4.500	12/01/39		191,122
8,676	4.500	01/01/41		9,212
83,457	4.500	05/01/41		87,331
45,600	4.500	08/01/41		48,570
68,896	4.500	08/01/42		73,297
8,014	3.000	11/01/42		8,046
113,143	3.000	12/01/42		113,591
287,362	3.000	01/01/43		288,528
48,980	3.000	02/01/43		49,205
349,300	3.000	03/01/43		350,901
582,023	3.000	04/01/43		584,690
371,155	3.000	05/01/43		372,856
66,708	3.000	06/01/43		67,014
576,021	3.000	07/01/43		578,661
602,758	4.500	10/01/44		638,591
590,460	4.500	04/01/45		631,506
72,284	4.500	05/01/45		77,467
262,213	4.500	06/01/45		277,801
231,727	4.000	11/01/45		240,654
72,788	4.000	03/01/46		75,371
5,917	4.500	05/01/46		6,247
44,470	4.000	06/01/46		45,923

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
11,475	4.000	08/01/46		11,850
61,447	4.500	08/01/46		64,662
105,040	4.000	10/01/46		108,472
42,603	4.500	06/01/47		45,591
710,812	4.500	11/01/47		751,561
251,764	4.000	12/01/47		261,173
231,976	4.000	01/01/48		240,646
832,578	4.000	02/01/48		862,080
605,276	4.000	03/01/48		625,532
709,364	4.000	06/01/48		735,764
215,160	4.000	08/01/48		222,344
1,069,643	5.000	11/01/48		1,146,150
1,342,929	4.500	01/01/49		1,395,260
382,633	4.500	03/01/49		396,945
1,388,616	3.000	09/01/49		1,374,151
1,391,003	3.000	12/01/49		1,370,427
1,501,747	3.000	12/01/50		1,480,941

				15,966,716

UMBS, 30 Year, Single Family(d) – 14.9%
1,000,000	4.500	TBA-30yr		1,037,344
11,000,000	2.000	TBA-30yr		10,209,547
11,000,000	3.000	TBA-30yr		10,761,953
6,000,000	3.500	TBA-30yr		6,010,781
17,000,000	2.500	TBA-30yr		16,221,720

				44,241,345

TOTAL FEDERAL AGENCIES				$106,063,528

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $119,576,062)				$116,710,383

Agency Debentures – 23.9%
FFCB
$2,180,000	3.430%	12/06/28		$2,271,451
720,000	5.270	05/01/29		834,106
FHLB
15,150,000	0.500	04/14/25		14,249,332
FNMA
1,400,000	1.875	09/24/26		1,362,746
2,600,000	6.250	05/15/29		3,217,838
27,000,000	0.875	08/05/30		23,582,070
4,000,000	6.625	11/15/30		5,245,040
Israel Government AID Bond(e)
500,000	5.500	12/04/23		525,690
700,000	5.500	04/26/24		742,126
Tennessee Valley Authority
20,150,000	0.750	05/15/25		19,048,601

TOTAL AGENCY DEBENTURES
(Cost $73,932,161)				$71,079,000

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities(b) – 1.9%
Collateralized Loan Obligation(c) – 0.4%
Towd Point Mortgage Trust Series 2017-4, Class A2
$1,030,153	3.000%		06/25/57	$1,011,704

Student Loan – 1.5%
ECMC Group Student Loan Trust Series 2018-2A, Class A(c) (1M USD LIBOR + 0.800%)
1,089,456	1.257		09/25/68	1,090,723
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
553,071	1.548		05/25/34	554,106
Navient Student Loan Trust Series 2017-4A, Class A2(c) (1M USD LIBOR + 0.500%)
320,700	0.957		09/27/66	320,331
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
765,028	1.607		09/25/65	761,387
Scholar Funding Trust Series 2013-A, Class A(c) (1M USD LIBOR + 0.650%)
1,238,088	1.097		01/30/45	1,223,227
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
564,331	1.958		07/25/23	564,683

				4,514,457

TOTAL ASSET-BACKED SECURITIES
(Cost $5,596,533)				$5,526,161

Municipal Debt Obligation – 0.8%
New Jersey – 0.8%
New Jersey Economic Development Authority Series A
$2,000,000	7.425%		02/15/29	$2,350,289
(Cost $2,000,000)

U.S. Treasury Obligations – 43.1%
United States Treasury Bonds
$900,000	3.125	%(g)	11/15/41	$970,031
3,500,000	3.750	(g)	11/15/43	4,136,563
3,830,000	3.625	(g)	02/15/44	4,452,375
9,390,000	3.375		05/15/44	10,534,406
3,320,000	3.125	(g)	08/15/44	3,585,081
6,400,000	2.875	(g)	11/15/46	6,734,000
5,080,000	2.750	(g)	11/15/47	5,263,356
530,000	2.375		11/15/49	517,744
United States Treasury Notes
1,190,000	2.000		02/15/50	1,070,628
6,580,000	2.500		03/31/27	6,595,422
6,520,000	2.375		03/31/29	6,501,662
5,440,000	0.125		03/31/23	5,355,000
11,340,000	0.375	(g)	07/15/24	10,823,498
9,230,000	0.375	(g)	12/31/25	8,522,607
6,710,000	0.750	(g)	03/31/26	6,257,075
7,900,000	2.250		08/15/27	7,812,359
1,220,000	0.750		01/31/28	1,106,483
6,660,000	1.125	(g)	02/29/28	6,175,589

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
6,430,000	1.250		03/31/28	5,996,980
12,860,000	3.125		11/15/28	13,386,456
2,900,000	2.375	(g)	05/15/29	2,891,844
120,000	0.875	(g)	11/15/30	106,313
United States Treasury Strip Coupon(f)
6,400,000	0.000		11/15/35	4,549,014
1,300,000	0.000		05/15/36	911,749
6,000,000	0.000	(g)	11/15/37	4,029,388

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $133,008,082)				$128,285,623

Shares	Dividend Rate			Value

Investment Company(h) – 11.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
34,371,369	0.253%			$34,371,369
(Cost $34,371,369)

TOTAL INVESTMENTS – 120.5%
(Cost $368,484,207)				$358,322,825

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.5)%				(60,991,655)

NET ASSETS – 100.0%				$297,331,170

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $66,104,457 which represents approximately 22.2% of the Fund’s net assets as of March 31, 2022.

(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $1,267,816, which represents approximately 0.4% of the Fund’s net assets as of March 31, 2022.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions

(h)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	27	06/21/22	$4,782,375	$(122,034)
Short position contracts:
2 Year U.S. Treasury Notes	(11)	06/30/22	(2,331,141)	(147)
5 Year U.S. Treasury Notes	(103)	06/30/22	(11,812,812)	16,510
10 Year U.S. Treasury Notes	(160)	06/21/22	(19,660,000)	366,467
10 Year U.S. Treasury Notes	(44)	06/21/22	(5,960,625)	171,456
20 Year U.S. Treasury Bonds	(86)	06/21/22	(12,905,375)	385,916

Total				$940,202

TOTAL FUTURES CONTRACTS				$818,168

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24	$18,560		$5,137	$6,240	$(1,103)
3M SOFR(b)	1.000%(b)	03/16/27	10		(579)	(27)	(552)
3M SOFR(b)	2.130(b)	11/15/31	2,390	(c)	(6,352)	(12,067)	5,715

TOTAL					$(1,794)	$(5,854)	$4,060

(a)	Payments made quarterly.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
6M IRS	Citibank NA	1.361%	07/12/2022	6,600,000	$6,600,000	$2,090	$41,531	$(39,441)
9M IRS	Deutsche Bank AG (London)	1.850	11/22/2022	19,300,000	19,300,000	21,394	65,477	(44,083)
1Y IRS	JPMorgan Securities, Inc.	1.053	06/21/2022	3,780,000	3,780,000	265	33,727	(33,462)
9M IRS	JPMorgan Securities, Inc.	1.800	11/16/2022	19,300,000	19,300,000	19,248	62,725	(43,477)

Total purchased option contracts				48,980,000	$48,980,000	$42,997	$203,460	$(160,463)
Written option contracts
Calls
6M IRS	Citibank NA	1.594	07/12/2022	(2,120,000)	(2,120,000)	(8,718)	(41,619)	32,901
9M IRS	Deutsche Bank AG (London)	1.348	11/22/2022	(19,300,000)	(19,300,000)	(7,648)	(23,190)	15,542
9M IRS	Deutsche Bank AG (London)	1.599	11/22/2022	(19,300,000)	(19,300,000)	(13,180)	(42,287)	29,107
1Y IRS	JPMorgan Securities, Inc.	1.378	06/21/2022	(1,990,000)	(1,990,000)	(900)	(33,699)	32,799
9M IRS	JPMorgan Securities, Inc.	1.290	11/16/2022	(19,300,000)	(19,300,000)	(6,485)	(23,160)	16,675
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(19,300,000)	(19,300,000)	(11,547)	(39,565)	28,018

Total written option contracts				(81,310,000)	$(81,310,000)	$(48,478)	$(203,520)	$155,042

TOTAL				(32,330,000)	$(32,330,000)	$(5,481)	$(60)	$(5,421)

Abbreviations:
6M IRS	— 6 Months Interest Rate Swaptions
9M IRS	— 9 Months Interest Rate Swaptions
1Y IRS	— 1 Year Interest Rate Swaptions

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 99.6%
United States Treasury Inflation Indexed Bonds
$15,019,851	2.125	%(a)	02/15/40	$21,143,912
21,575,519	1.375	(a)	02/15/44	27,630,830
15,039,486	0.750	(a)	02/15/45	17,221,183
10,873,787	1.000		02/15/48	13,472,175
1,921,206	1.000		02/15/49	2,400,180
5,783,345	0.250		02/15/50	6,075,636
7,934,987	0.125		02/15/51	8,132,759
United States Treasury Inflation Indexed Notes
16,158,879	0.125		01/15/23	16,710,872
7,838,492	0.375		07/15/23	8,215,310
53,504,264	0.500		04/15/24	56,117,482
32,306,885	0.125	(a)	10/15/24	33,732,944
2,266,578	0.250		01/15/25	2,373,127
16,093,886	0.125	(a)	04/15/25	16,781,843
15,384,415	0.375		07/15/25	16,244,622
4,010,065	0.625		01/15/26	4,264,946
17,180,473	0.125		04/15/26	17,915,400
11,761,078	0.125		07/15/26	12,326,742
34,653,534	0.125		10/15/26	36,324,235
17,884,225	0.375		01/15/27	18,897,543
13,822,711	0.375		07/15/27	14,670,056
14,243,625	0.500	(a)	01/15/28	15,183,069
19,248,331	0.750		07/15/28	21,004,008
46,741,169	0.875		01/15/29	51,449,631
8,285,103	0.250		07/15/29	8,820,714
15,270,902	0.125		07/15/30	16,179,213
6,759,110	0.125		01/15/31	7,152,599
24,120,100	0.125	(a)	07/15/31	25,638,980
7,452,606	0.125		01/15/32	7,923,157
United States Treasury Notes
5,960,000	2.500		03/31/27	5,973,969
5,910,000	2.375		03/31/29	5,893,378

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $503,110,013)				$515,870,515

Shares	Dividend Rate		Value

Investment Company(b) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,363,626	0.253%		$7,363,626
(Cost $7,363,626)

TOTAL INVESTMENTS – 101.0%
(Cost $510,473,639)			$523,234,141

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%			(4,956,120)

NET ASSETS – 100.0%			$518,278,021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an affiliated issuer.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
SOFR	—Secured Overnight Funding Rate

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	10	06/21/22	$1,771,250	$(29,330)
2 Year U.S. Treasury Notes	11	06/30/22	2,331,141	(1,469)
10 Year U.S. Treasury Notes	10	06/21/22	1,228,750	(30,412)

Total				$(61,211)
Short position contracts:
5 Year U.S. Treasury Notes	(27)	06/30/22	(3,096,563)	(964)
10 Year U.S. Treasury Notes	(44)	06/21/22	(5,960,625)	91,615

Total				$90,651

TOTAL FUTURES CONTRACTS				$29,440

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.730%(a)	3M SOFR(a)	02/09/24	$9,580	(b)	$102,614	$85	$102,529
2.251(a)	3M LIBOR(a)	02/20/24	13,700		1,234,261	45	1,234,216
1M LIBOR + 0.090%(c)	3M LIBOR(c)	07/25/24	51,300		14,200	17,231	(3,031)
2.104(a)	3M LIBOR(a)	12/14/24	10,000		1,095,800	52	1,095,748
2.007(a)	3M LIBOR(a)	02/07/26	6,300		776,659	46	776,613
3M SOFR(d)	1.000%(d)	03/16/27	20		(1,157)	(53)	(1,104)
3M LIBOR(d)	1.810(d)	02/09/28	9,920	(b)	(236,071)	(5,532)	(230,539)
3M LIBOR(a)	2.103(a)	02/07/29	6,300		(839,252)	66	(839,318)
1.250(d)	3M SOFR(d)	03/16/29	11,130		651,129	(82,620)	733,749
3M LIBOR(d)	2.130(d)	11/15/31	9,930	(b)	(26,393)	(50,138)	23,745
1.850(d)	3M SOFR(d)	02/09/33	5,170	(b)	148,226	3,128	145,098

TOTAL					$2,920,016	$(117,690)	$3,037,706

(a)	Payments made at maturity.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(c)	Payments made quarterly.
(d)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
6M IRS	Citibank NA	1.361%	07/12/2022	6,100,000	$6,100,000	$1,932	$38,385	$(36,453)
9M IRS	Deutsche Bank AG (London)	1.850	11/22/2022	17,500,000	17,500,000	19,398	59,370	(39,972)
1Y IRS	JPMorgan Securities, Inc.	1.053	06/21/2022	3,340,000	3,340,000	234	29,801	(29,567)
9M IRS	JPMorgan Securities, Inc.	1.800	11/16/2022	17,500,000	17,500,000	17,453	56,875	(39,422)

Total purchased option contracts				44,440,000	$44,440,000	$39,017	$184,431	$(145,414)
Written option contracts
Calls
6M IRS	Citibank NA	1.594	07/12/2022	(1,960,000)	(1,960,000)	(8,060)	(38,478)	30,418
9M IRS	Deutsche Bank AG (London)	1.348	11/22/2022	(17,500,000)	(17,500,000)	(6,935)	(21,027)	14,092
9M IRS	Deutsche Bank AG (London)	1.599	11/22/2022	(17,500,000)	(17,500,000)	(11,951)	(38,343)	26,392
1Y IRS	JPMorgan Securities, Inc.	1.378	06/21/2022	(1,760,000)	(1,760,000)	(796)	(29,804)	29,008
9M IRS	JPMorgan Securities, Inc.	1.290	11/16/2022	(17,500,000)	(17,500,000)	(5,880)	(21,000)	15,120
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(17,500,000)	(17,500,000)	(10,470)	(35,875)	25,405

Total written option contracts				(73,720,000)	$(73,720,000)	$(44,092)	$(184,527)	$140,435

TOTAL				(29,280,000)	$(29,280,000)	$(5,075)	$(96)	$(4,979)

Abbreviations:
6M IRS	—6 Months Interest Rate Swaptions
9M IRS	—9 Months Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 54.6%
Advertising(a)(b) – 0.2%
Outfront Media Capital LLC/Outfront Media Capital Corp.
$4,405,000	6.250%		06/15/25	$4,504,112

Aerospace & Defense(a) – 1.4%
Howmet Aerospace, Inc.
1,491,000	5.125		10/01/24	1,543,185
1,265,000	6.875		05/01/25	1,367,781
Teledyne Technologies, Inc.
9,375,000	1.600		04/01/26	8,746,594
The Boeing Co.
5,375,000	1.167		02/04/23	5,313,510
11,850,000	4.875		05/01/25	12,237,258
5,400,000	2.600		10/30/25	5,213,268

				34,421,596

Agriculture(a) – 0.3%
BAT International Finance PLC
8,000,000	1.668		03/25/26	7,353,920

Airlines(a) – 0.2%
Delta Air Lines, Inc.
1,960,000	3.800		04/19/23	1,974,700
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.(b)
3,030,000	8.000		09/20/25	3,219,375

				5,194,075

Automotive – 3.3%
BMW US Capital LLC(b)
6,025,000	3.250		04/01/25	6,049,582
Clarios Global LP(a)(b)
2,538,000	6.750		05/15/25	2,626,830
Clarios Global LP/Clarios US Finance Co.(a)(b)
120,000	8.500		05/15/27	124,050
Ford Motor Credit Co. LLC
4,105,000	2.979	(a)	08/03/22	4,104,881
600,000	4.140	(a)	02/15/23	604,985
650,000	3.096		05/04/23	648,457
285,000	4.375		08/06/23	288,139
5,639,000	2.300	(a)	02/10/25	5,335,097
250,000	4.687	(a)	06/09/25	251,036
General Motors Co.
6,064,000	5.400		10/02/23	6,283,396
General Motors Financial Co., Inc.
8,800,000	1.500	(a)	06/10/26	8,036,688
6,500,000	3.550		07/08/22	6,536,205
846,000	3.700	(a)	05/09/23	854,147
2,450,000	1.700		08/18/23	2,423,589
11,375,000	5.100	(a)	01/17/24	11,770,964
9,400,000	1.050		03/08/24	9,052,294
1,100,000	3.950	(a)	04/13/24	1,116,962
Hyundai Capital America(b)
4,000,000	1.150		11/10/22	3,973,680
The Goodyear Tire & Rubber Co.(a)
3,235,000	9.500		05/31/25	3,416,969
Volkswagen Group of America Finance LLC(b)
2,325,000	2.900		05/13/22	2,329,743
3,775,000	0.750		11/23/22	3,745,064
ZF North America Capital, Inc.(b)
900,000	4.750		04/29/25	900,000

				80,472,758

Corporate Obligations – (continued)
Banks – 15.1%
Banco do Brasil SA
3,350,000	4.750		03/20/24	3,443,800
Banco Santander S.A.
2,600,000	2.706		06/27/24	2,576,028
1,800,000	3.848		04/12/23	1,824,426
1,600,000	2.746		05/28/25	1,560,192
Bank of America Corp.
(3M USD LIBOR + 0.790%)
11,000,000	3.004	(a)(c)	12/20/23	11,027,940
(3M USD LIBOR + 0.940%)
1,175,000	3.864	(a)(c)	07/23/24	1,189,006
4,345,000	4.200		08/26/24	4,452,669
9,025,000	4.000		01/22/25	9,193,045
23,950,000	3.950		04/21/25	24,391,159
(SOFR + 0.910%)
20,250,000	0.981	(a)(c)	09/25/25	19,214,212
Barclays PLC(a)(c)
(3M USD LIBOR + 1.380%)
2,550,000	1.839		05/16/24	2,568,105
(3M USD LIBOR + 1.610%)
1,850,000	3.932		05/07/25	1,864,486
(SOFR + 2.714%)
3,600,000	2.852		05/07/26	3,500,028
BNP Paribas SA(b)
10,000,000	4.375		09/28/25	10,100,200
(SOFR + 2.074%)
3,275,000	2.219	(a)(c)	06/09/26	3,112,003
BPCE SA(b)
2,921,000	4.000		09/12/23	2,956,870
850,000	2.375		01/14/25	820,361
(SOFR + 1.520%)
3,675,000	1.652	(a)(c)	10/06/26	3,397,648
Canadian Imperial Bank of Commerce(c) (SOFR + 0.940%)
5,055,000	1.230		04/07/25	5,055,000
Citigroup, Inc.
5,065,000	3.500		05/15/23	5,139,304
(3M USD LIBOR + 0.950%)
3,750,000	2.876	(a)(c)	07/24/23	3,755,475
(3M USD LIBOR + 1.023%)
1,045,000	4.044	(a)(c)	06/01/24	1,058,512
(SOFR + 0.686%)
3,700,000	0.776	(a)(c)	10/30/24	3,575,162
1,525,000	3.875		03/26/25	1,544,520
1,375,000	4.400		06/10/25	1,414,889
1,800,000	4.600		03/09/26	1,868,166
(SOFR + 2.842%)
14,275,000	3.106	(a)(c)	04/08/26	14,154,947
Credit Agricole SA
5,700,000	4.375		03/17/25	5,766,861
Credit Suisse AG
9,400,000	6.500	(b)	08/08/23	9,638,572
675,000	2.950		04/09/25	667,953
Credit Suisse Group AG(a)(b)(c)
(3M USD LIBOR + 1.240%)
2,100,000	4.207		06/12/24	2,119,593
(SOFR + 2.044%)
9,600,000	2.193		06/05/26	9,026,880

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Deutsche Bank AG(a)(c) (SOFR + 2.159%)
$1,525,000	2.222%		09/18/24	$1,492,640
Fifth Third Bancorp(a)
690,000	2.375		01/28/25	675,041
First Horizon Corp.(a)
2,735,000	3.550		05/26/23	2,750,918
1,500,000	4.000		05/26/25	1,518,855
First-Citizens Bank & Trust Co.(a)(c)
(SOFR + 3.827%)
5,210,000	3.929		06/19/24	5,260,902
(SOFR + 1.715%)
1,050,000	2.969		09/27/25	1,040,550
HSBC Holdings PLC(a)(c)
(3M USD LIBOR + 1.000%)
1,300,000	1.488		05/18/24	1,300,949
(SOFR + 1.538%)
8,675,000	1.645		04/18/26	8,177,662
ING Groep NV(b)
5,000,000	4.625		01/06/26	5,174,300
(1 Year CMT + 1.100%)
4,750,000	1.400	(a)(c)	07/01/26	4,406,195
Intesa Sanpaolo SpA(b)
2,517,000	3.125		07/14/22	2,521,078
JPMorgan Chase & Co.(a)(c)
(3M USD LIBOR + 0.730%)
11,590,000	3.559		04/23/24	11,707,754
(3M USD LIBOR + 0.890%)
350,000	3.797		07/23/24	354,039
(3M USD LIBOR + 1.000%)
2,950,000	4.023		12/05/24	2,997,259
(SOFR + 0.420%)
5,150,000	0.563		02/16/25	4,929,631
(SOFR + 0.605%)
6,525,000	1.561		12/10/25	6,245,665
(SOFR + 1.850%)
6,360,000	2.083		04/22/26	6,130,213
(SOFR + 0.800%)
9,200,000	1.045		11/19/26	8,505,400
Lloyds Banking Group PLC
(1 Year CMT + 1.100%)
3,275,000	1.326	(a)(c)	06/15/23	3,267,304
4,400,000	4.050		08/16/23	4,477,352
1,525,000	4.500		11/04/24	1,559,511
Macquarie Group Ltd.(a)(b)(c) (SOFR + 1.069%)
2,100,000	1.340		01/12/27	1,910,181
Mitsubishi UFJ Financial Group, Inc.
3,425,000	3.407		03/07/24	3,457,161
3,025,000	1.412		07/17/25	2,833,396
Morgan Stanley, Inc.
1,125,000	4.875		11/01/22	1,144,069
6,250,000	4.100		05/22/23	6,361,937
(3M USD LIBOR + 0.847%)
5,175,000	3.737	(a)(c)	04/24/24	5,226,491
(SOFR + 0.509%)
11,250,000	0.791	(a)(c)	01/22/25	10,800,675
(SOFR + 0.525%)
3,700,000	0.790	(a)(c)	05/30/25	3,515,814

Corporate Obligations – (continued)
Banks – (continued)
(SOFR + 0.745%)
$2,125,000	0.864	%(a)(c)	10/21/25	$2,004,343
5,000,000	5.000		11/24/25	5,270,550
(SOFR + 1.990%)
10,675,000	2.188	(a)(c)	04/28/26	10,326,995
(SOFR + 0.720%)
4,025,000	0.985	(a)(c)	12/10/26	3,701,631
Natwest Group PLC
3,454,000	6.000		12/19/23	3,589,863
(1 Year CMT + 2.150%)
1,325,000	2.359	(a)(c)	05/22/24	1,314,519
(3M USD LIBOR + 1.550%)
2,525,000	4.519	(a)(c)	06/25/24	2,564,365
(3M USD LIBOR + 1.762%)
1,175,000	4.269	(a)(c)	03/22/25	1,189,088
Royal Bank of Canada
6,250,000	1.600		01/21/25	6,024,187
Santander UK Group Holdings PLC(a)(c) (SOFR + 0.787%)
9,700,000	1.089		03/15/25	9,222,857
Standard Chartered PLC(a)(b)(c)
(1 Year CMT + 1.170%)
3,175,000	1.319		10/14/23	3,144,837
(3M USD LIBOR + 1.080%)
4,050,000	3.885		03/15/24	4,078,390
(1 Year CMT + 0.780%)
2,275,000	0.991		01/12/25	2,174,400
Sumitomo Mitsui Financial Group, Inc.
1,925,000	1.474		07/08/25	1,809,596
4,275,000	0.948		01/12/26	3,908,077
The Bank of Nova Scotia
6,450,000	2.200		02/03/25	6,299,263
Turkiye Vakiflar Bankasi TAO
200,000	8.125		03/28/24	203,538
380,000	5.250	(b)	02/05/25	359,290
530,000	6.500	(b)	01/08/26	503,500
Wells Fargo & Co.
6,063,000	4.480		01/16/24	6,240,949
(SOFR + 2.000%)
7,200,000	2.188	(a)(c)	04/30/26	6,951,456

				372,602,648

Beverages – 0.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
9,900,000	3.650		02/01/26	10,125,522
Beam Suntory, Inc.(a)
4,014,000	3.250		05/15/22	4,020,783
Constellation Brands, Inc.
800,000	3.200	(a)	02/15/23	805,312
8,181,000	4.250		05/01/23	8,334,394

				23,286,011

Biotechnology – 0.1%
Royalty Pharma PLC
3,700,000	0.750		09/02/23	3,596,474

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Building Materials(a) – 0.6%
Carrier Global Corp.
$15,325,000	2.242%		02/15/25	$14,891,456
JELD-WEN, Inc.(b)
125,000	4.875		12/15/27	119,375
Summit Materials LLC/Summit Materials Finance Corp.(b)
115,000	6.500		03/15/27	117,012

				15,127,843

Chemicals – 0.7%
Celanese US Holdings LLC(a)
900,000	3.500		05/08/24	902,322
International Flavors & Fragrances, Inc.(b)
1,075,000	0.697		09/15/22	1,070,539
5,225,000	1.230	(a)	10/01/25	4,840,597
Methanex Corp.(a)
3,500,000	4.250		12/01/24	3,500,000
OCI NV(a)(b)
1,043,000	4.625		10/15/25	1,049,519
Sasol Financing International Ltd.
400,000	4.500		11/14/22	401,000
Sasol Financing USA LLC(a)
450,000	5.875		03/27/24	455,625
SPCM SA(a)(b)
1,650,000	3.125		03/15/27	1,515,937
Tronox, Inc.(a)(b)
4,400,000	6.500		05/01/25	4,554,000

				18,289,539

Commercial Services – 0.7%
Global Payments, Inc.(a)
3,800,000	3.750		06/01/23	3,837,012
3,175,000	1.200		03/01/26	2,929,128
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
7,400,000	5.250		04/15/24	7,557,250
The ADT Security Corp.
2,050,000	4.125		06/15/23	2,070,500

				16,393,890

Computers(a) – 1.3%
Dell International LLC/EMC Corp.
2,887,000	5.450		06/15/23	2,974,072
4,775,000	4.000		07/15/24	4,877,424
10,665,000	5.850		07/15/25	11,405,471
Hewlett Packard Enterprise Co.
800,000	4.400		10/15/22	808,128
475,000	2.250		04/01/23	474,482
4,998,000	4.450		10/02/23	5,117,952
3,100,000	1.450		04/01/24	3,009,759
NetApp, Inc.
1,300,000	1.875		06/22/25	1,243,697
Western Digital Corp.
2,770,000	4.750		02/15/26	2,815,012

				32,725,997

Diversified Financial Services – 3.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
5,925,000	3.500		01/15/25	5,817,106
1,500,000	4.125		07/03/23	1,507,155
640,000	6.500		07/15/25	678,739

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Air Lease Corp.
5,000,000	2.625	%(a)	07/01/22	5,008,300
2,375,000	2.250		01/15/23	2,375,689
3,586,000	2.750	(a)	01/15/23	3,597,188
1,500,000	2.300	(a)	02/01/25	1,442,340
1,100,000	3.375	(a)	07/01/25	1,085,414
5,175,000	1.875	(a)	08/15/26	4,774,041
Ally Financial, Inc.
1,300,000	4.625		05/19/22	1,305,655
12,175,000	1.450	(a)	10/02/23	11,889,009
Aviation Capital Group LLC(a)(b)
1,725,000	1.950		01/30/26	1,587,190
Avolon Holdings Funding Ltd.(a)(b)
3,925,000	5.500		01/15/23	3,984,228
1,075,000	3.950		07/01/24	1,069,937
2,075,000	2.875		02/15/25	1,993,120
Blackstone Private Credit Fund(b)
6,000,000	4.700		03/24/25	6,010,020
Capital One Financial Corp.(a)
850,000	3.900		01/29/24	863,847
6,050,000	3.200		02/05/25	6,059,256
Huarong Finance 2019 Co. Ltd.
380,000	3.750		05/29/24	372,400
Huarong Finance II Co. Ltd.
270,000	5.500		01/16/25	274,590
LD Holdings Group LLC(a)(b)
3,610,000	6.500		11/01/25	3,406,937
Magallanes, Inc.(b)
5,500,000	3.528		03/15/24	5,498,130
6,900,000	3.638		03/15/25	6,932,085
Navient Corp.
915,000	5.500		01/25/23	927,581
OneMain Finance Corp.
4,285,000	5.625		03/15/23	4,343,919
Park Aerospace Holdings Ltd.(a)(b)
900,000	5.250		08/15/22	907,407
PennyMac Financial Services, Inc.(a)(b)
2,160,000	5.375		10/15/25	2,133,000
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(a)(b)
10,460,000	2.875		10/15/26	9,552,313
The Western Union Co.(a)
1,025,000	2.850		01/10/25	1,012,813

				96,409,409

Electrical – 1.7%
Avangrid, Inc.(a)
1,375,000	3.200		04/15/25	1,371,893
Berkshire Hathaway Energy Co.(a)
1,225,000	4.050		04/15/25	1,262,142
DTE Energy Co.
645,000	2.250		11/01/22	645,871
3,375,000	1.050	(a)	06/01/25	3,160,147
Enel Finance International NV(a)(b)
7,875,000	1.375		07/12/26	7,239,094
Entergy Corp.(a)
2,800,000	0.900		09/15/25	2,575,076

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
Greenko Wind Projects Mauritius Ltd.(b)
$200,000	5.500%		04/06/25	$199,250
ITC Holdings Corp.(a)
4,050,000	2.700		11/15/22	4,062,757
NRG Energy, Inc.(a)(b)
4,525,000	3.750		06/15/24	4,506,266
2,855,000	5.250		06/15/29	2,783,625
Pacific Gas & Electric Co.(a)
5,575,000	1.750		06/16/22	5,568,087
Southern Power Co.(a)
1,450,000	0.900		01/15/26	1,329,969
Vistra Operations Co. LLC(a)(b)
3,325,000	3.550		07/15/24	3,295,374
2,965,000	5.000		07/31/27	2,901,994

				40,901,545

Electrical Components & Equipment(a)(b) – 0.1%
Wesco Distribution, Inc.
2,845,000	7.125		06/15/25	2,965,913

Electronics(b) – 0.1%
Sensata Technologies B.V.
3,000,000	5.000		10/01/25	3,045,000

Energy-Alternate Sources(a)(b) – 0.0%
Greenko Dutch B.V.
194,000	3.850		03/29/26	183,088

Engineering & Construction(a) – 0.1%
AECOM
2,750,000	5.125		03/15/27	2,811,875

Entertainment(b) – 0.7%
Banijay Entertainment SASU(a)
930,000	5.375		03/01/25	912,563
Caesars Entertainment, Inc.(a)
1,895,000	6.250		07/01/25	1,956,587
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
6,300,000	5.750		07/01/25	6,449,625
Magallanes, Inc.
6,900,000	3.428		03/15/24	6,937,881

				16,256,656

Environmental(a)(b) – 0.4%
GFL Environmental, Inc.
3,880,000	3.750		08/01/25	3,792,700
4,860,000	5.125		12/15/26	4,872,150

				8,664,850

Food & Drug Retailing – 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC(a)(b)
3,630,000	3.250		03/15/26	3,425,812
110,000	7.500		03/15/26	116,325
B&G Foods, Inc.(a)
2,050,000	5.250		04/01/25	2,003,875
General Mills, Inc.(c) (3M USD LIBOR + 1.010%)
2,175,000	1.249		10/17/23	2,199,664
Kraft Heinz Foods Co.(a)
1,830,000	3.875		05/15/27	1,859,738

Corporate Obligations – (continued)
Food & Drug Retailing – (continued)
Mondelez International, Inc.(a)
$2,325,000	1.500%		05/04/25	$2,229,768
Performance Food Group, Inc.(a)(b)
3,020,000	6.875		05/01/25	3,110,600
US Foods, Inc.(a)(b)
1,055,000	6.250		04/15/25	1,082,694

				16,028,476

Gaming(a) – 0.2%
MGM Resorts International
2,040,000	6.750		05/01/25	2,111,400
3,511,000	5.750		06/15/25	3,581,220

				5,692,620

Gas(a) – 0.4%
NiSource, Inc.
11,050,000	0.950		08/15/25	10,163,458

Healthcare Providers & Services – 1.3%
Centene Corp.(a)
1,900,000	4.250		12/15/27	1,907,315
8,410,000	2.450		07/15/28	7,683,376
Children’s Hospital of Orange County
934,000	0.650		11/01/23	902,717
HCA, Inc.
3,384,000	5.875		05/01/23	3,489,750
8,810,000	5.375		02/01/25	9,151,387
6,000,000	5.875	(a)	02/15/26	6,360,000
SSM Health Care Corp.(a)
2,335,000	3.688		06/01/23	2,355,099
Tenet Healthcare Corp.
500,000	6.750		06/15/23	521,250

				32,370,894

Household Products(a) – 0.0%
Spectrum Brands, Inc.
114,000	5.750		07/15/25	116,138

Housewares(a) – 0.1%
Newell Brands, Inc.
2,770,000	4.875		06/01/25	2,853,100

Insurance – 0.5%
American International Group, Inc.
1,875,000	4.125		02/15/24	1,920,337
2,000,000	2.500	(a)	06/30/25	1,960,360
Athene Global Funding(b)
1,875,000	0.950		01/08/24	1,806,394
1,725,000	1.450		01/08/26	1,600,369
Equitable Financial Life Global Funding(b)
1,550,000	1.400		07/07/25	1,456,535
Great-West Lifeco US Finance 2020 LP(a)(b)
2,000,000	0.904		08/12/25	1,859,860
Reliance Standard Life Global Funding II(b)
1,025,000	2.150		01/21/23	1,026,261

				11,630,116

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet – 1.7%
eBay, Inc.(a)
$4,825,000	1.400%		05/10/26	$4,488,456
Expedia Group, Inc.(a)
14,850,000	3.600		12/15/23	14,948,158
1,675,000	4.500		08/15/24	1,716,507
1,790,000	5.000		02/15/26	1,871,069
Netflix, Inc.
3,265,000	5.875		02/15/25	3,485,649
4,000,000	3.625	(a)(b)	06/15/25	4,014,520
Prosus NV(a)(b)
7,030,000	3.257		01/19/27	6,432,450
Uber Technologies, Inc.(a)(b)
4,340,000	7.500		05/15/25	4,519,025

				41,475,834

Iron/Steel(a) – 0.0%
Steel Dynamics, Inc.
345,000	2.400		06/15/25	334,298

Leisure Time(a)(b) – 0.3%
NCL Corp. Ltd.
2,245,000	5.875		02/15/27	2,211,325
Royal Caribbean Cruises Ltd.
4,880,000	11.500		06/01/25	5,343,600

				7,554,925

Lodging(a) – 0.1%
Marriott International, Inc.
1,650,000	3.600		04/15/24	1,668,299

Machinery – Construction & Mining(a)(b) – 0.0%
The Manitowoc Co., Inc.
125,000	9.000		04/01/26	130,000

Machinery-Diversified(a) – 0.3%
Husky III Holding Ltd.(b)(d) (PIK 13.750%, Cash 13.000%)
1,104,000	13.000		02/15/25	1,148,160
Mueller Water Products, Inc.(b)
2,985,000	4.000		06/15/29	2,828,287
Otis Worldwide Corp.
4,000,000	2.056		04/05/25	3,897,240

				7,873,687

Media – 2.1%
AMC Networks, Inc.(a)
4,486,000	4.750		08/01/25	4,474,785
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
4,575,000	4.000		03/01/23	4,569,281
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,650,000	4.464		07/23/22	1,656,286
(3M USD LIBOR + 1.650%)
1,275,000	1.967	(c)	02/01/24	1,299,709
2,900,000	4.500		02/01/24	2,971,253
8,925,000	4.908		07/23/25	9,241,570
CSC Holdings LLC
4,120,000	5.250		06/01/24	4,099,400
DISH DBS Corp.
410,000	5.875		07/15/22	411,538
5,065,000	5.875		11/15/24	5,058,669

Corporate Obligations – (continued)
Media – (continued)
Scripps Escrow, Inc.(a)(b)
$120,000	5.875%		07/15/27	$120,300
The Walt Disney Co.
8,900,000	3.000		09/15/22	8,968,708
Time Warner Entertainment Co. LP
9,179,000	8.375		03/15/23	9,682,927

				52,554,426

Mining – 0.2%
Glencore Funding LLC(a)(b)
625,000	3.000		10/27/22	627,731
4,200,000	1.625		09/01/25	3,927,000
Vedanta Resources Finance II PLC(a)(b)
340,000	8.950		03/11/25	329,800
Vedanta Resources Ltd.
220,000	7.125		05/31/23	207,735

				5,092,266

Miscellaneous Manufacturing – 0.4%
General Electric Co.
7,900,000	2.700		10/09/22	7,945,425
Hillenbrand, Inc.(a)
890,000	5.750		06/15/25	913,362
Parker-Hannifin Corp.(a)
625,000	2.700		06/14/24	621,244

				9,480,031

Multi-National(a)(b) – 0.1%
The African Export-Import Bank
1,050,000	2.634		05/17/26	977,036
1,130,000	3.798		05/17/31	1,042,278

				2,019,314

Office(a)(b) – 0.2%
Xerox Holdings Corp.
4,495,000	5.000		08/15/25	4,517,475

Oil Field Services – 1.3%
Canadian Natural Resources Ltd.(a)
1,400,000	2.950		01/15/23	1,406,678
1,875,000	2.050		07/15/25	1,798,163
Continental Resources, Inc.(a)
6,800,000	3.800		06/01/24	6,817,000
Devon Energy Corp.(a)
120,000	5.250		09/15/24	125,419
EQT Corp.(a)
2,625,000	6.625		02/01/25	2,769,375
Exxon Mobil Corp.(a)
1,850,000	2.992		03/19/25	1,860,046
Petroleos Mexicanos(a)
210,000	6.875		10/16/25	219,639
Phillips 66(a)
3,200,000	0.900		02/15/24	3,098,176
Range Resources Corp.(a)
5,080,000	5.000		03/15/23	5,105,400
Schlumberger Finance Canada Ltd.(a)(b)
1,507,000	2.650		11/20/22	1,512,395
Suncor Energy, Inc.
3,375,000	2.800		05/15/23	3,382,492

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
TechnipFMC PLC(a)(b)
$2,570,000	6.500%		02/01/26	$2,663,162
Transocean Sentry Ltd.(a)(b)
1,583,002	5.375		05/15/23	1,535,512
USA Compression Partners LP/USA Compression Finance Corp.(a)
120,000	6.875		04/01/26	120,900

				32,414,357

Packaging – 0.6%
Ball Corp.
5,413,000	4.000		11/15/23	5,494,195
Berry Global, Inc.(a)
5,500,000	0.950		02/15/24	5,254,645
3,200,000	1.570		01/15/26	2,986,592
Silgan Holdings, Inc.(a)(b)
1,925,000	1.400		04/01/26	1,757,833

				15,493,265

Pharmaceuticals – 2.4%
AbbVie, Inc.
2,963,000	2.900		11/06/22	2,982,882
4,209,000	3.200	(a)	11/06/22	4,238,884
7,800,000	3.850	(a)	06/15/24	7,952,724
16,250,000	2.600	(a)	11/21/24	16,137,225
Bausch Health Americas, Inc.(a)(b)
110,000	9.250		04/01/26	113,025
Bausch Health Cos., Inc.(a)(b)
599,000	6.125		04/15/25	603,493
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 1.010%)
4,150,000	1.836		12/15/23	4,180,751
Becton Dickinson & Co.(a)
544,000	3.363		06/06/24	548,836
5,800,000	3.734		12/15/24	5,898,136
Elanco Animal Health, Inc.(a)
500,000	5.772		08/28/23	516,316
Herbalife Nutrition Ltd./HLF Financing, Inc.(a)(b)
7,435,000	7.875		09/01/25	7,592,994
McKesson Corp.(a)
675,000	2.700		12/15/22	676,768
Perrigo Finance Unlimited Co.(a)
5,000,000	3.900		12/15/24	5,018,750
PRA Health Sciences, Inc.(a)(b)
3,144,000	2.875		07/15/26	2,982,870

				59,443,654

Pipelines(a) – 2.6%
Cheniere Energy Partners LP
2,835,000	4.500		10/01/29	2,849,175
DCP Midstream Operating LP
4,645,000	5.375		07/15/25	4,795,962
2,690,000	5.625		07/15/27	2,804,325
Enbridge, Inc.
2,336,000	2.900		07/15/22	2,340,508
Energy Transfer LP
10,075,000	3.600		02/01/23	10,133,536
Energy Transfer LP/Regency Energy Finance Corp.
150,000	4.500		11/01/23	152,349

Corporate Obligations – (continued)
Pipelines(a) – (continued)
EQM Midstream Partners LP
1,265,000	4.750		07/15/23	1,274,488
Kinder Morgan, Inc.(b)
4,550,000	5.625		11/15/23	4,696,601
MPLX LP
2,050,000	3.500		12/01/22	2,068,040
2,530,000	4.500		07/15/23	2,572,099
1,225,000	4.875		12/01/24	1,269,566
8,300,000	1.750		03/01/26	7,789,135
NGPL PipeCo LLC(b)
410,000	4.875		08/15/27	426,896
NuStar Logistics LP
6,820,000	5.750		10/01/25	6,939,350
Plains All American Pipeline LP/PAA Finance Corp.
4,125,000	2.850		01/31/23	4,131,930
Sabine Pass Liquefaction LLC
225,000	5.625		04/15/23	230,344
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
7,740,000	5.875		04/15/26	7,962,912
2,720,000	6.875		01/15/29	2,913,800

				65,351,016

Real Estate(a) – 0.0%
Sunac China Holdings Ltd.
200,000	6.500		01/10/25	49,000
Zhenro Properties Group Ltd.
200,000	6.700		08/04/26	19,000

				68,000

Real Estate Investment Trust(a) – 1.7%
American Tower Corp.
1,325,000	3.375		05/15/24	1,329,942
1,150,000	2.400		03/15/25	1,120,411
1,400,000	1.300		09/15/25	1,305,962
Crown Castle International Corp.
1,750,000	1.350		07/15/25	1,635,060
8,300,000	4.450		02/15/26	8,554,229
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
4,830,000	5.625		05/01/24	4,962,825
MPT Operating Partnership LP/MPT Finance Corp.
7,785,000	5.250		08/01/26	7,968,492
National Retail Properties, Inc.
435,000	3.900		06/15/24	441,851
Realty Income Corp.
4,265,000	4.600		02/06/24	4,380,582
SL Green Operating Partnership LP
2,575,000	3.250		10/15/22	2,575,644
Ventas Realty LP
1,375,000	3.500		04/15/24	1,379,318
VICI Properties LP/VICI Note Co., Inc.(b)
4,590,000	3.500		02/15/25	4,509,675
WP Carey, Inc.
285,000	4.600		04/01/24	292,524
230,000	4.000		02/01/25	235,055

				40,691,570

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Retailing(a) – 0.5%
Lowe’s Cos, Inc.
$7,825,000	4.000%	04/15/25	$8,045,821
Nordstrom, Inc.
3,000,000	2.300	04/08/24	2,895,000
Yum! Brands, Inc.(b)
1,875,000	7.750	04/01/25	1,947,263

			12,888,084

Savings & Loans(a)(b)(c) – 0.2%
Nationwide Building Society
(3M USD LIBOR + 1.181%)
2,075,000	3.622	04/26/23	2,097,369
(3M USD LIBOR + 1.064%)
3,206,000	3.766	03/08/24	3,225,428

			5,322,797

Semiconductors – 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
9,580,000	3.625	01/15/24	9,695,247
Broadcom, Inc.(a)
5,250,000	3.625	10/15/24	5,318,460
6,625,000	4.700	04/15/25	6,869,065
Microchip Technology, Inc.
1,800,000	2.670	09/01/23	1,794,852
NXP B.V./NXP Funding LLC(a)(b)
2,440,000	4.625	06/01/23	2,476,332
NXP BV / NXP Funding LLC / NXP USA Inc.(a)(b)
250,000	2.700	05/01/25	242,870
Skyworks Solutions, Inc.(a)
2,425,000	1.800	06/01/26	2,258,912

			28,655,738

Software(a) – 0.7%
Fair Isaac Corp.(b)
2,705,000	5.250	05/15/26	2,816,581
Fidelity National Information Services, Inc.
4,025,000	1.150	03/01/26	3,698,653
Infor, Inc.(b)
1,025,000	1.450	07/15/23	1,005,156
1,075,000	1.750	07/15/25	1,007,995
Oracle Corp.
2,825,000	2.500	04/01/25	2,758,754
PTC, Inc.(b)
2,085,000	3.625	02/15/25	2,058,938
Roper Technologies, Inc.
975,000	2.350	09/15/24	960,960
VMware, Inc.
2,575,000	1.000	08/15/24	2,454,593

			16,761,630

Telecommunication Services – 2.6%
AT&T, Inc.(a)
1,850,000	4.450	04/01/24	1,904,927
11,320,000	3.950	01/15/25	11,611,490
5,150,000	3.400	05/15/25	5,199,904
CommScope Technologies LLC(a)(b)
112,000	6.000	06/15/25	106,400

Corporate Obligations – (continued)
Telecommunication Services – (continued)
Level 3 Financing, Inc.(a)
1,925,000	5.375	05/01/25	1,934,625
Lumen Technologies, Inc.(a)
1,005,000	7.500	04/01/24	1,057,763
SoftBank Group Corp.(a)
200,000	5.125	09/19/27	186,500
Sprint Communications, Inc.
770,000	6.000	11/15/22	787,325
Sprint Corp.
2,840,000	7.875	09/15/23	3,021,050
T-Mobile USA, Inc.(a)
21,574,000	3.500	04/15/25	21,704,738
5,450,000	1.500	02/15/26	5,082,997
2,614,000	2.250	02/15/26	2,459,434
Telecom Italia SpA(b)
5,615,000	5.303	05/30/24	5,657,112
Verizon Communications, Inc.(a)
2,650,000	0.850	11/20/25	2,453,529

			63,167,794

Toys/Games/Hobbies(a)(b) – 0.1%
Mattel, Inc.
2,815,000	5.875	12/15/27	2,948,713

Transportation(a) – 0.1%
United Parcel Service, Inc.
1,925,000	3.900	04/01/25	1,982,731

Trucking & Leasing(a)(b) – 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.
4,950,000	1.200	11/15/25	4,549,693
SMBC Aviation Capital Finance DAC
1,200,000	3.550	04/15/24	1,192,656

			5,742,349

TOTAL CORPORATE OBLIGATIONS
(Cost $1,392,812,275)			$1,347,694,254

Mortgage-Backed Obligations – 9.2%
Collateralized Mortgage Obligations – 2.8%
Interest Only(e) – 0.5%
FHLMC REMIC Series 3852, Class SW(c) (-1x 1M USD LIBOR + 6.000%)
$291,902	5.603%	05/15/41	$37,466
FHLMC REMIC Series 4314, Class SE(c) (-1x 1M USD LIBOR + 6.050%)
270,019	5.653	03/15/44	36,726
FHLMC REMIC Series 4468, Class SY(c) (-1x 1M USD LIBOR + 6.100%)
443,017	5.703	05/15/45	72,750
FHLMC REMIC Series 4583, Class ST(c) (-1x 1M USD LIBOR + 6.000%)
301,157	5.603	05/15/46	47,503
FHLMC REMIC Series 4998, Class GI
3,904,422	4.000	08/25/50	720,662
FHLMC REMIC Series 5012, Class DI
777,151	4.000	09/25/50	145,182

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(e) – (continued)
FHLMC REMIC Series 5020, Class IH
$1,932,702	3.000%	08/25/50	$289,527
FNMA REMIC Series 2010-135, Class AS(c) (-1x 1M USD LIBOR + 5.950%)
79,456	5.493	12/25/40	9,995
FNMA REMIC Series 2016-1, Class SJ(c) (-1x 1M USD LIBOR + 6.150%)
403,697	5.693	02/25/46	63,784
FNMA REMIC Series 2017-31, Class SG(c) (-1x 1M USD LIBOR + 6.100%)
519,124	5.643	05/25/47	87,110
FNMA REMIC Series 2018-17, Class CS(c) (-1x 1M USD LIBOR + 3.450%)
2,060,229	2.500	03/25/48	89,923
FNMA REMIC Series 2020-49, Class IO
432,420	4.000	07/25/50	79,222
FNMA REMIC Series 2020-49, Class KS(c) (-1x 1M USD LIBOR + 6.100%)
3,240,175	5.643	07/25/50	553,587
FNMA REMIC Series 2020-60, Class NI
721,743	4.000	09/25/50	134,521
FNMA REMIC Series 2020-62, Class GI
3,451,146	4.000	06/25/48	642,358
GNMA REMIC Series 2020-61, Class SW(c) (-1X 1M USD LIBOR + 6.050%)
2,560,674	5.601	08/20/49	295,187
GNMA REMIC Series 2013-124, Class CS(c) (-1x 1M USD LIBOR + 6.050%)
286,374	5.601	08/20/43	47,357
GNMA REMIC Series 2013-152, Class TS(c) (-1x 1M USD LIBOR + 6.100%)
105,406	5.651	06/20/43	15,755
GNMA REMIC Series 2014-132, Class SL(c) (-1x 1M USD LIBOR + 6.100%)
229,689	5.651	10/20/43	19,486
GNMA REMIC Series 2014-162, Class SA(c) (-1x 1M USD LIBOR + 5.600%)
106,100	5.151	11/20/44	13,627
GNMA REMIC Series 2015-111, Class IM
336,000	4.000	08/20/45	45,562
GNMA REMIC Series 2015-123, Class SP(c) (-1x 1M USD LIBOR + 6.250%)
188,023	5.801	09/20/45	29,703
GNMA REMIC Series 2016-109, Class IH
894,172	4.000	10/20/45	104,130
GNMA REMIC Series 2016-27, Class IA
118,940	4.000	06/20/45	13,071
GNMA REMIC Series 2017-112, Class SJ(c) (-1x 1M USD LIBOR + 5.660%)
184,387	5.211	07/20/47	21,040
GNMA REMIC Series 2018-122, Class HS(c) (-1x 1M USD LIBOR + 6.200%)
424,294	5.751	09/20/48	59,997
GNMA REMIC Series 2018-122, Class SE(c) (-1x 1M USD LIBOR + 6.200%)
392,298	5.751	09/20/48	49,650

Mortgage-Backed Obligations – (continued)
Interest Only(e) – (continued)
GNMA REMIC Series 2018-139, Class SQ(c) (-1x 1M USD LIBOR + 6.150%)
396,287	5.701	10/20/48	46,121
GNMA REMIC Series 2019-1, Class SN(c) (-1x 1M USD LIBOR + 6.050%)
415,157	5.601	01/20/49	48,387
GNMA REMIC Series 2019-110, Class PS(c) (-1X 1M USD LIBOR + 6.050%)
4,013,799	5.601	09/20/49	614,452
GNMA REMIC Series 2019-110, Class SD(c) (-1x 1M USD LIBOR + 6.100%)
436,034	5.651	09/20/49	51,898
GNMA REMIC Series 2019-110, Class SE(c) (-1x 1M USD LIBOR + 6.100%)
429,277	5.651	09/20/49	49,873
GNMA REMIC Series 2019-151, Class NI
1,606,597	3.500	10/20/49	195,612
GNMA REMIC Series 2019-153, Class EI
13,867,260	4.000	12/20/49	2,067,045
GNMA REMIC Series 2019-20, Class SF(c) (-1x 1M USD LIBOR + 3.790%)
865,634	3.341	02/20/49	44,214
GNMA REMIC Series 2019-78, Class SE(c) (-1x 1M USD LIBOR + 6.100%)
197,159	5.651	06/20/49	22,898
GNMA REMIC Series 2020-146, Class IM
468,580	2.500	10/20/50	58,619
GNMA REMIC Series 2020-146, Class KI
4,453,251	2.500	10/20/50	543,031
GNMA REMIC Series 2020-151, Class MI
7,958,457	2.500	10/20/50	1,029,196
GNMA REMIC Series 2020-173, Class AI
1,114,942	2.500	11/20/50	119,556
GNMA REMIC Series 2020-21, Class SA(c) (-1x 1M USD LIBOR + 6.050%)
1,578,219	5.601	02/20/50	237,374
GNMA REMIC Series 2020-55, Class AS(c) (-1x 1M USD LIBOR + 6.050%)
9,685,851	5.601	04/20/50	1,446,030
GNMA REMIC Series 2020-61, Class GI
2,695,238	5.000	05/20/50	372,843
GNMA REMIC Series 2020-78, Class DI
1,817,782	4.000	06/20/50	255,256
GNMA REMIC Series 2020-79, Class AI
207,407	4.000	06/20/50	29,026
GNMA Series 2019-111, Class AS(c) (-1X 1M USD LIBOR + 6.150%)
2,079,828	5.701	01/20/49	236,256
GNMA Series 2020-55, Class PI
853,257	3.500	04/20/50	125,308

			11,317,876

Regular Floater(c) – 0.0%
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
9,645	0.807	04/25/37	9,667

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 0.2%
FHLMC REMIC Series 4649, Class ML
$4,273,072	4.000%	11/15/54	$4,286,945
FNMA REMIC Series 2012-111, Class B
12,940	7.000	10/25/42	14,079
FNMA REMIC Series 2012-153, Class B
43,444	7.000	07/25/42	48,908

			4,349,932

Sequential Floating Rate(b) – 2.1%
Bellemeade Re Ltd. Series 2021-2A, Class M1B(c) (SOFR30A + 1.500%)
1,400,000	1.599	06/25/31	1,363,173
Connecticut Avenue Securities Trust Series 2021-R01, Class 1B1(c) (SOFR30A + 3.100%)
4,622,000	3.199	10/25/41	4,258,887
Connecticut Avenue Securities Trust Series 2022-R02, Class 2M2(c) (SOFR30A + 3.000%)
1,910,000	3.099	01/25/42	1,864,824
CSMC Series 2021-NQM8, Class A1(c)
900,328	1.841	10/25/66	860,956
Fannie Mae Connecticut Avenue Securities Series 2021-R02, Class 2B1(c) (SOFR30A + 3.300%)
4,100,000	3.399	11/25/41	3,797,346
FHLMC STACR Debt Notes Series 2020-HQA5, Class B1(c) (SOFR30A + 4.000%)
2,728,000	4.099	11/25/50	2,655,904
FHLMC STACR Debt Notes Series 2020-HQA5, Class M2(c) (SOFR30A + 2.600%)
3,367,580	2.699	11/25/50	3,375,362
FHLMC STACR REMIC Trust Series 2020-DNA2, Class B1(c) (1M USD LIBOR + 2.500%)
1,130,000	2.957	02/25/50	1,063,206
FHLMC STACR REMIC Trust Series 2020-DNA2, Class M2(c) (1M USD LIBOR + 1.850%)
1,166,428	2.307	02/25/50	1,164,155
FHLMC STACR REMIC Trust Series 2020-DNA3, Class B1(c) (1M USD LIBOR + 5.100%)
588,344	5.557	06/25/50	602,702
FHLMC STACR REMIC Trust Series 2020-DNA4, Class M2(c) (1M USD LIBOR + 3.750%)
283,259	4.207	08/25/50	284,526
FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1(c) (SOFR30A + 4.800%)
4,308,000	4.899	10/25/50	4,360,917
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2(c) (SOFR30A + 2.800%)
1,104,491	2.899	10/25/50	1,108,518
FHLMC STACR REMIC Trust Series 2020-DNA6, Class B1(c) (SOFR30A + 3.000%)
2,415,000	3.099	12/25/50	2,239,588
FHLMC STACR REMIC Trust Series 2020-HQA4, Class M2(c) (1M USD LIBOR + 3.150%)
366,862	3.607	09/25/50	367,267
FHLMC STACR REMIC Trust Series 2021-DNA1, Class M2(c) (SOFR30A + 1.800%)
270,000	1.899	01/25/51	264,948

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FHLMC STACR REMIC Trust Series 2021-DNA6, Class B1(c) (SOFR30A + 3.400%)
3,716,000	3.499	10/25/41	3,511,029
FHLMC STACR REMIC Trust Series 2021-HQA1, Class B1(c) (SOFR30A + 3.000%)
3,530,000	3.099	08/25/33	3,060,067
FHLMC STACR REMIC Trust Series 2021-HQA2, Class M2(c) (SOFR30A + 2.050%)
2,510,000	2.149	12/25/33	2,370,492
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A(c) (SOFR30A + 1.000%)
2,200,000	1.099	01/25/42	2,169,951
FHLMC Structured Agency Credit Risk Debt Notes Series 2021-DNA7, Class B1(c) (SOFR30A + 3.650%)
1,888,000	3.749	11/25/41	1,782,104
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1(c)
5,262,795	2.520	05/25/52	4,854,227
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
113,658	3.750	05/28/52	114,577
Verus Securitization Trust Series 2021-8, Class A1(c)
655,257	1.824	11/25/66	618,522
Verus Securitization Trust Series 2022-1, Class A1(f)
4,939,905	2.724	01/25/67	4,816,287

			52,929,535

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$68,607,010

Commercial Mortgage-Backed Securities – 0.7%
Sequential Fixed Rate(b) – 0.4%
Cantor Commercial Real Estate Lending Series 2019-CF2, Class E
$1,200,000	2.500%	11/15/52	$865,717
BANK Series 2017-BNK9, Class D
700,000	2.800	11/15/54	560,906
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D
900,000	3.250	01/15/60	746,299
BANK Series 2018-BN15, Class D
1,170,000	3.000	11/15/61	920,085
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
1,500,000	3.000	09/15/50	1,211,747
JPMBD Commercial Mortgage Trust Series 2017-C7, Class D
980,000	3.000	10/15/50	796,458
Morgan Stanley Capital I Trust Series 2018-L1, Class D
2,200,000	3.000	10/15/51	1,721,795
Wells Fargo Commercial Mortgage Trust Series 2017-RB1, Class D
1,748,000	3.401	03/15/50	1,512,452
Wells Fargo Commercial Mortgage Trust Series 2017-C38, Class D
1,000,000	3.000	07/15/50	818,616

			9,154,075

Sequential Floating Rate – 0.3%
Citigroup Commercial Mortgage Trust Series 2015-P1, Class C(c)
1,949,000	4.369	09/15/48	1,881,439

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
DBJPM 17-C6 Mortgage Trust Series 2017-C6, Class D(b)(c)
$1,000,000	3.218%	06/10/50		$865,349
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class C(c)
1,200,000	4.750	02/10/49		1,138,565
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class D(b)(c)
550,000	4.144	07/15/50		511,938
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D(b)
500,000	3.060	10/15/48		449,203
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class D(b)(c)
2,319,000	3.041	12/15/59		1,930,809
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class D(b)(c)
1,545,000	3.071	12/15/49		1,300,154

				8,077,457

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$17,231,532

Federal Agencies – 5.7%
GNMA – 2.5%
$1,657,710	4.500%	08/20/47		$1,746,420
275,410	5.000	03/20/48		291,315
179,938	5.000	08/20/48		187,619
451,394	4.500	09/20/48		469,555
586,409	5.000	11/20/48		610,983
1,268,106	4.500	12/20/48		1,317,738
2,722,520	5.000	12/20/48		2,836,609
2,275,025	4.500	01/20/49		2,363,533
3,540,783	5.000	01/20/49		3,688,331
1,324,739	4.500	03/20/49		1,376,276
374,894	5.000	03/20/49		390,545
33,366	5.000	04/20/49		34,759
1,545,087	3.000	08/20/49		1,535,914
52,467	5.000	08/20/49		54,617
696,263	4.500	10/20/49		723,079
1,383,594	5.000	12/20/49		1,459,552
83,514	5.000	02/20/50		88,337
439,387	3.000	06/20/51		434,800
1,955,313	3.000	11/20/51		1,934,897
4,921,136	3.000	12/20/51		4,869,755
35,000,000	3.000	TBA-30yr	(g)	34,595,428

				61,010,062

UMBS – 0.9%
3,684	5.000	12/01/22		3,706
5,775	5.000	05/01/23		5,818
8,522	5.000	03/01/25		8,955
7,108	5.000	11/01/26		7,506
6,977	5.000	07/01/27		7,398
116,709	4.500	07/01/47		121,832
655,722	4.500	02/01/48		680,747
4,230,674	4.500	05/01/48		4,412,060
1,553,385	4.500	06/01/48		1,619,985

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
$977,220	4.500%	07/01/48		$1,018,132
252,331	4.500	08/01/48		263,150
1,438,916	4.500	09/01/48		1,499,434
88,493	4.500	12/01/48		91,997
446,572	4.500	01/01/49		464,498
289,662	4.500	01/01/49		300,950
330,606	4.500	02/01/49		343,282
8,735,313	4.500	03/01/49		9,063,725
2,619,322	4.500	04/01/49		2,719,004
272,070	4.500	04/01/49		282,347
51,941	4.500	09/01/49		53,897
107,478	4.500	09/01/49		111,939
430,294	4.500	02/01/50		447,599
68,282	4.500	03/01/50		71,116

				23,599,077

UMBS, 30 Year, Single Family(g) – 2.3%
23,000,000	3.000	TBA-30yr		22,502,266
25,000,000	4.500	TBA-30yr		25,933,600
7,000,000	5.000	TBA-30yr		7,359,336

				55,795,202

TOTAL FEDERAL AGENCIES				$140,404,341

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $231,910,183)				$226,242,883

Asset-Backed Securities – 10.2%
Automotive – 1.8%
Ford Credit Floorplan Master Owner Trust Series 2019-4, Class A
$3,750,000	2.440%	09/15/26	$3,692,222
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(b)
2,785,000	2.900	04/15/26	2,781,312
Tesla Auto Lease Trust Series 2021-A, Class A3(b)
2,200,000	0.560	03/20/25	2,131,837
Tesla Auto Lease Trust Series 2021-A, Class A4(b)
5,400,000	0.660	03/20/25	5,198,657
Tesla Auto Lease Trust Series 2021-B, Class A3(b)
10,200,000	0.600	09/22/25	9,710,169
Toyota Auto Receivables Owner Trust Series 2021-D, Class A3
9,600,000	0.710	04/15/26	9,210,150
Toyota Lease Owner Trust Series 2021-A, Class A3(b)
7,175,000	0.390	04/22/24	7,040,880
Toyota Lease Owner Trust Series 2021-A, Class A4(b)
1,400,000	0.500	08/20/25	1,360,884
Toyota Lease Owner Trust Series 2021-B, Class A3(b)
2,250,000	0.420	10/21/24	2,184,201

			43,310,312

Collateralized Loan Obligations(b)(c) – 8.2%
Anchorage Capital CLO 15 Ltd. Series 2020-15A, Class AR (3M USD LIBOR + 1.200%)
7,600,000	1.454	07/20/34	7,544,839

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
Atlas Senior Loan Fund XVII Ltd. Series 2021-17A, Class A (3M USD LIBOR + 1.200%)
$8,200,000	1.387%	10/20/34	$8,093,843
Balboa Bay Loan Funding Ltd. Series 2021-2A, Class A1 (3M USD LIBOR + 1.170%)
12,500,000	1.382	01/20/35	12,368,537
Barings CLO Ltd. IV Series 2020-4A, Class D1 (3M USD LIBOR + 3.700%)
2,250,000	3.954	01/20/32	2,250,414
Cathedral Lake VII Ltd. Series 2021-7RA, Class C (3M USD LIBOR + 2.570%)
1,825,000	2.811	01/15/32	1,757,369
Cathedral Lake VII Ltd. Series 2021-7RA, Class D (3M USD LIBOR + 4.280%)
3,500,000	4.521	01/15/32	3,354,116
Crown City CLO I Series 2020-1A, Class A1AR (3M USD LIBOR + 1.190%)
2,500,000	1.444	07/20/34	2,466,433
Crown City CLO II Series 2020-2A, Class CR (TSFR + 3.350%)
2,000,000	3.609	04/20/35	1,980,210
Gulf Stream Meridian 3, Ltd. Series 2021-IIIA, Class A2 (3M USD LIBOR + 1.750%)
3,000,000	1.991	04/15/34	2,982,930
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A (3M USD LIBOR + 1.450%)
17,500,000	1.749	11/30/32	17,434,515
HalseyPoint CLO I Ltd. Series 2019-1A, Class A1A1 (3M USD LIBOR + 1.350%)
3,500,000	1.604	01/20/33	3,469,858
Hayfin US XIV, Ltd. Series 2021-14A, Class A1 (3M USD LIBOR + 1.230%)
16,800,000	1.484	07/20/34	16,651,673
ICG Rhinebeck CLO Ltd. Series 2021-4A, Class A1 (3M USD LIBOR + 1.210%)
8,000,000	1.343	10/26/34	7,931,448
ICG US CLO 2016-1 Ltd. Series 2016-1A, Class CRR (3M USD LIBOR + 3.650%)
2,000,000	3.949	04/29/34	1,970,934
Jamestown CLO XVI Ltd. Series 2021-16A, Class A (3M USD LIBOR + 1.200%)
3,000,000	1.458	07/25/34	2,982,765
LCM 26, Ltd. Series 2026-A, Class A1 (3M USD LIBOR + 1.070%)
8,400,000	1.324	01/20/31	8,364,149
LCM XX LP Series 2020-A, Class AR (3M USD LIBOR + 1.040%)
2,587,390	1.294	10/20/27	2,579,848
Marathon CLO XIII Ltd. Series 2019-1A, Class AANR (3M USD LIBOR + 1.320%)
12,000,000	1.561	04/15/32	11,941,200
Marble Point CLO XIX Ltd. Series 2020-3A, Class D (3M USD LIBOR + 3.900%)
2,200,000	4.148	01/19/34	2,206,090
Marble Point CLO XVII Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.300%)
6,000,000	1.554	04/20/33	5,948,100

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
MidOcean Credit CLO VI Series 2016-6A, Class D1R (3M USD LIBOR + 3.520%)
$3,800,000	3.774%	04/20/33	$3,637,527
MJX Venture Management II LLC Series 2017-28RR, Class A1 (3M USD LIBOR + 1.280%)
4,171,053	1.535	07/22/30	4,131,236
Newark BSL CLO 1 Ltd. Series 2016-1A, Class A1R (3M USD LIBOR + 1.100%)
3,000,000	1.368	12/21/29	2,984,073
Northwoods Capital XVIII Ltd. Series 2019-18A, Class AR (3M USD LIBOR + 1.100%)
10,600,000	1.580	05/20/32	10,527,210
Octagon Investment Partners XIV Ltd. Series 2012-1A, Class CRR (3M USD LIBOR + 3.900%)
3,700,000	4.141	07/15/29	3,646,250
OZLM Ltd.Series 2015-14A, Class CRR (3M USD LIBOR + 3.390%)
5,400,000	3.631	07/15/34	5,369,490
Park Avenue Institutional Advisers CLO Ltd. 2021-1 Series 2021-1A, Class A1A (3M USD LIBOR + 1.390%)
11,000,000	1.644	01/20/34	10,931,008
Park Avenue Institutional Advisers CLO Ltd. 2021-1 Series 2021-1A, Class C (3M USD LIBOR + 3.800%)
3,000,000	4.054	01/20/34	3,006,414
PPM CLO 4 Ltd. Series 2020-4A, Class AR (3M USD LIBOR + 1.190%)
7,000,000	1.431	10/18/34	6,901,902
Recette CLO Ltd. Series 2015-1A, Class ARR (3M USD LIBOR + 1.080%)
4,550,000	1.334	04/20/34	4,485,162
Steele Creek CLO Ltd. Series 2019-1A, Class D (3M USD LIBOR + 4.100%)
5,150,000	4.341	04/15/32	5,051,661
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (3M USD LIBOR + 3.720%)
3,950,000	3.961	04/18/36	3,847,004
Tralee CLO VII Ltd. Series 2021-7A, Class D (3M USD LIBOR + 3.180%)
4,950,000	3.438	04/25/34	4,729,339
Venture 36 CLO Ltd. Series 2019-36A, Class D (3M USD LIBOR + 4.150%)
2,500,000	4.404	04/20/32	2,500,785
Zais CLO 13 Ltd. Series 2019-13A, Class A1A (3M USD LIBOR + 1.490%)
3,000,000	1.731	07/15/32	2,983,377
Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3M USD LIBOR + 1.350%)
2,625,000	1.628	07/28/32	2,619,490

			201,631,199

Student Loan(c) – 0.2%
Educational Services of America, Inc. Series 2012-1, Class A1(b) (1M USD LIBOR + 1.150%)
11,162	1.607	09/25/40	11,162
Educational Services of America, Inc. Series 2014-1, Class A(b) (1M USD LIBOR + 0.700%)
325,119	1.157	02/25/39	321,990

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
	Educational Services of America, Inc. Series 2015-2, Class A(b) (1M USD LIBOR + 1.000%)
	$213,445	1.457%	12/25/56	$214,289
	Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
	2,279,388	1.548	05/25/34	2,283,655
	Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
	1,081,865	1.158	07/25/45	1,079,777
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
	450,836	1.449	05/20/30	450,832
	Northstar Education Finance, Inc. Series 2012-1, Class A(b) (1M USD LIBOR + 0.700%)
	33,308	1.157	12/26/31	33,066
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(b) (1M USD LIBOR + 0.550%)
	25,449	1.007	05/25/57	25,093
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	910,747	1.607	09/25/65	906,413
	SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
	286,454	0.946	06/15/29	285,140
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	449,760	0.398	10/25/28	447,518
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	129,625	1.908	07/25/22	129,970

				6,188,905

	TOTAL ASSET-BACKED SECURITIES
	(Cost $254,406,291)			$251,130,416

Foreign Debt Obligations – 1.3%
Sovereign – 1.3%
	Abu Dhabi Government International Bond
	$870,000	2.500%	10/11/22	$873,154
	Perusahaan Penerbit SBSN Indonesia III
	3,530,000	2.300 (b)	06/23/25	3,477,438
	4,310,000	2.300	06/23/25	4,245,824
	7,550,000	1.500 (b)	06/09/26	7,126,143
	Republic of Colombia(a)
	5,690,000	4.000	02/26/24	5,698,179
	Republic of Indonesia(b)
EUR	250,000	2.150	07/18/24	281,022
	Republic of Qatar(b)
	$1,840,000	3.375	03/14/24	1,868,520
	690,000	3.400	04/16/25	701,213
	Republic of Romania(b)
	5,820,000	3.000	02/27/27	5,645,400
	Republic of Turkey
	200,000	4.250	03/13/25	186,538
	750,000	4.875	10/09/26	674,203
	880,000	6.000	03/25/27	816,915

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Saudi Government International Bond(b)
	800,000	2.900	10/22/25	804,976
	Ukraine Government Bond
	2,310,000	8.994	02/01/24	1,016,400

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $35,884,074)			$33,415,925

Municipal Debt Obligations – 3.4%
Alabama – 0.1%
	Alabama Federal Aid Highway Finance Authority(a)
	$1,260,000	0.449%	09/01/23	$1,229,689
	Hoover City Board of Education Taxable(Refunding) 2021
	835,000	0.321	02/15/23	823,595
	1,180,000	0.555	02/15/24	1,134,594

				3,187,878

Arizona – 0.2%
	Arizona Board of Regents COPS Bonds Taxable(Refunding) Series 2021(a)
	750,000	0.492	06/01/23	737,595
	455,000	0.769	06/01/24	437,910
	Arizona State Pension Fund COPS Bonds Taxable Series B(a)
	2,885,000	0.459	07/01/24	2,753,010
	County of Pima AZ Revenue Bonds Taxable Series 2021
	865,000	0.520	05/01/24	828,191

				4,756,706

California – 0.2%
	City of San Francisco CA Public Utilities Commission Water Revenue Bonds Series 2010(a)
	1,435,000	4.900	11/01/22	1,463,788
	Huntington Beach Pension Fund Taxable Series 2021(a)
	560,000	0.381	06/15/23	547,335
	Los Angeles Department of Water & Power Water System Revenue Series 2009(a)
	745,000	5.281	07/01/23	773,954
	Los Angeles Municipal Improvement Corp. Taxable (Refunding) Series A(a)
	855,000	0.319	11/01/22	849,660
	Riverside Cnty Ca Infrastructu Rvrfac 11/23 Fixed 0.548
	1,600,000	0.548	11/01/23	1,556,418
	San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Series 2019 C(a)
	380,000	3.146	05/01/23	386,114

				5,577,269

Connecticut – 0.1%
	Connecticut State GO Bonds Series A
	3,000,000	3.130	01/15/24	3,032,529
	Town of West Hartford CT GO Bonds Taxable (Refunding) Series B
	235,000	0.466	07/01/23	231,107

				3,263,636

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Florida – 0.2%
County of Palm Beach FL Revenue Bonds Taxaable (Refunding) Series B
$5,625,000	0.500%	12/01/24	$5,267,297

Iowa – 0.3%
Iowa Hospitals & Clinics Board of Regents Taxable (Refunding) Series 2021
7,520,000	0.200	10/01/22	7,486,694

Maryland – 0.2%
Maryland State Department of Transportation RB Series A
1,240,000	0.526	08/01/24	1,177,675
State of Maryland Department of Transportation Revenue Bonds Taxable (Refunding) Series A
2,470,000	0.361	08/01/23	2,410,096

			3,587,771

Massachusetts – 0.1%
Massachusetts State GO Bonds Series B
230,000	0.275	11/15/22	228,520
University of Massachusetts Building Authority Revenue Bonds Series 2010(a)
2,915,000	4.350	11/01/24	3,018,567

			3,247,087

Missouri(a) – 0.3%
The Curators of the University of Missouri Revenue Bonds Taxable (Refunding) Series 2010
8,385,000	1.466	11/01/23	8,264,727

New York – 0.9%
Long Island Power Authority Electric System Taxable (Refunding) Series C(a)
1,265,000	0.359	03/01/23	1,247,106
New York City Transitional Finance Authority Building Aid Revenue Taxable (Refunding) Series S-1B(a)
12,925,000	0.380	07/15/23	12,630,549
New York State Dormitory Authority Bonds Taxable (Refunding) Series B(a)
1,755,000	0.307	03/15/23	1,721,679
Port Authority of New York & New Jersey Revenue Bonds Taxable Series AAA
7,450,000	1.086	07/01/23	7,361,352

			22,960,686

Ohio(a)(c) – 0.1%
Access to Loans for Learning Student Loan Corp. Series 2019 A-3 (3M USD LIBOR + 0.000%)
1,603,736	1.058	04/25/37	1,601,734

Oregon – 0.2%
Oregon Education Districts GO Bonds Taxable Series A
25,000	0.182	06/30/22	24,964
40,000	0.312	06/30/23	39,120
Port of Morrow Revenue Bonds Taxable Series 2015(a)
3,305,000	3.097	09/01/23	3,343,878

			3,407,962

Municipal Debt Obligations – (continued)
Pennsylvania(a) – 0.1%
Pennsylvania State University Bonds Taxable Series D
1,070,000	1.353	09/01/23	1,058,477

Tennessee – 0.4%
State of Tennessee GO Bonds Taxable (Refunding) Series B
9,865,000	0.386	11/01/23	9,576,178

Texas – 0.0%
County of Nueces TX GO Bonds Taxable (Refunding)Series B
260,000	0.516	02/15/24	250,776

Wisconsin(a) – 0.0%
Wisconsin Department of Transportation Revenue Bonds Series 2020
425,000	0.624	07/01/24	406,268

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $86,110,266)			$83,901,146

U.S. Treasury Obligations – 17.4%
United States Treasury Notes
$32,810,000	2.500%	03/31/27	$32,886,899
32,830,000	2.375	03/31/29	32,737,666
United States Treasury Notes(h)
241,330,000	0.750	04/30/26	224,795,125
88,290,000	0.875	06/30/26	82,461,481
610,000	0.500	04/30/27	553,146
59,980,000	1.250	06/30/28	55,795,458
850,000	2.875	08/15/28	870,785

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $445,166,419)			$430,100,560

Shares	Description		Value

Exchange Traded Funds(i) – 2.0%
754,343	Goldman Sachs Access High Yield Corporate Bond ETF		$35,650,250
292,391	Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF		13,924,361

TOTAL EXCHANGE TRADED FUNDS
(Cost $51,302,194)			$49,574,611

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,497,591,702)			$2,422,059,795

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 3.9%
Certificates of Deposit – 3.0%
Bank of Montreal(c) (SOFR + 0.300%)
$4,256,000	0.350%	01/09/23	$4,247,301

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Bayerische Landesbank
$10,000,000	0.900%	06/27/23	$9,926,448
Credit Suisse AG
10,678,000	0.590	03/17/23	10,570,048
Lloyds Bank Corporate Markets PLC(c) (SOFR + 0.540%)
4,285,000	0.590	01/31/24	4,260,802
Oversea-Chinese Banking Corp., Ltd.
23,000,000	0.630	06/16/22	22,987,250
Standard Chartered Bank(c) (SOFR + 0.420%)
8,016,000	0.460	04/28/22	7,994,808
Svenska Handelsbanken(c) (SOFR + 0.240%)
3,300,000	0.520	02/15/23	3,293,316
Westpac Banking Corp.(c) (SOFR + 0.140%)
10,874,000	0.190	08/02/22	10,867,230

			74,147,203

Commercial Paper(j) – 0.9%
Enbridge, Inc.
17,000,000	0.000	01/19/23	16,680,683
Entergy Corp.
5,994,000	0.000	06/02/22	5,985,000

			22,665,683

TOTAL SHORT-TERM INVESTMENTS
(Cost $97,244,207)			$96,812,886

TOTAL INVESTMENTS – 102.0%
(Cost $2,594,835,909)			$2,518,872,681

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%			(49,140,516)

NET ASSETS – 100.0%			$2,469,732,165

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(d)	Pay-in-kind securities.

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2022.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $90,390,630 which represents approximately 3.7% of the Fund’s net assets as of March 31, 2022.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PI	—Private Investment
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	1,075,838	EUR	717,483	06/15/22	$10,041
	AUD	12,891,655	USD	9,399,222	06/15/22	260,447
	BRL	5,076,522	USD	989,543	04/04/22	75,402
	CAD	5,040,765	USD	3,942,398	06/15/22	88,949
	CHF	689,236	EUR	671,973	06/15/22	2,780
	CHF	1,688,163	USD	1,827,532	06/15/22	5,455
	CLP	1,769,903,868	USD	2,197,642	04/27/22	40,885
	EUR	1,432,741	CHF	1,452,164	06/15/22	12,948
	EUR	1,114,837	SEK	11,606,000	06/15/22	157
	EUR	1,699,505	USD	1,870,075	06/15/22	15,602
	GBP	234,808	USD	307,342	06/15/22	1,025
	HUF	103,601,304	USD	303,133	06/15/22	5,493
	IDR	21,863,384,138	USD	1,519,615	05/13/22	2,610
	IDR	11,283,595,898	USD	780,656	06/15/22	4,004
	JPY	87,848,084	USD	712,245	06/15/22	10,851
	KRW	1,897,995,321	USD	1,544,153	04/11/22	17,732
	MXN	81,113,468	USD	3,890,964	06/15/22	131,418
	NOK	24,278,233	USD	2,690,139	06/15/22	66,228
	NZD	4,015,170	AUD	3,680,252	06/15/22	21,447
	NZD	7,392,963	USD	5,046,449	06/15/22	70,492
	RUB	29,096,176	USD	292,865	04/01/22	64,594
	RUB	19,773,455	USD	156,312	05/04/22	73,575
	SEK	29,207,465	EUR	2,781,579	06/15/22	26,234
	SEK	22,384,786	USD	2,317,843	06/15/22	67,609
	SGD	3,567,379	USD	2,623,101	06/15/22	8,976
	TRY	13,496,463	USD	863,492	06/14/22	5,074
	TWD	21,352,964	USD	741,603	04/15/22	4,095
	USD	365,117	AUD	486,960	06/15/22	240
	USD	738,264	CNH	4,707,956	06/15/22	679
	USD	588,740	CZK	13,050,254	06/15/22	2,684
	USD	1,576,399	EUR	1,417,020	06/15/22	4,153
	USD	1,343,859	GBP	1,018,345	06/15/22	6,493
	USD	3,163,002	INR	239,778,000	04/05/22	5,417
	USD	5,674,537	INR	428,157,135	04/13/22	46,737
	USD	9,015,552	JPY	1,055,894,630	06/15/22	324,262
	USD	6,052,420	KRW	7,280,693,520	04/11/22	61,045
	USD	530,958	NZD	764,504	05/12/22	1,491
	USD	742,769	NZD	1,071,017	06/15/22	1,478
	USD	633,486	RUB	48,869,632	05/04/22	65,326
	USD	3,063,000	TRY	29,556,419	06/14/22	1,160,896
	USD	744,298	TWD	21,197,086	04/15/22	4,044
	ZAR	54,289,909	USD	3,561,599	06/15/22	117,520

TOTAL						$2,896,588

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	1,000,020	EUR	678,986	06/15/22	$(4,054)
	BRL	4,873,362	USD	1,016,881	05/03/22	(2,718)
	CAD	939,439	EUR	677,191	06/15/22	(57)
	CHF	3,028,243	EUR	2,969,000	06/15/22	(6,208)
	CLP	232,308,150	USD	294,505	06/15/22	(3,078)
	COP	5,048,217,572	USD	1,331,898	05/16/22	(2,348)
	EUR	661,147	CAD	921,586	06/15/22	(3,466)
	EUR	719,082	CZK	18,752,482	06/15/22	(44,276)
	EUR	1,420,939	SEK	15,310,783	06/15/22	(55,013)
	EUR	3,360,823	USD	3,752,227	06/15/22	(23,245)
	GBP	2,715,139	USD	3,580,611	04/05/22	(14,033)
	GBP	406,271	USD	533,664	06/15/22	(118)
	IDR	21,863,539,009	USD	1,526,018	05/13/22	(3,782)
	INR	479,556,000	USD	6,322,940	04/05/22	(7,770)
	INR	366,270,976	USD	4,870,351	04/13/22	(56,000)
	INR	56,394,270	USD	738,000	06/15/22	(2,594)
	JPY	529,444,160	USD	4,588,751	06/15/22	(230,785)
	KRW	4,649,467,389	USD	3,867,505	04/11/22	(41,399)
	KRW	372,938,786	USD	307,836	06/15/22	(1,047)
	NOK	19,523,782	EUR	2,028,824	06/15/22	(34,487)
	NOK	24,892,112	USD	2,849,373	06/15/22	(23,311)
	SEK	15,090,834	USD	1,626,797	06/15/22	(18,630)
	TRY	16,059,956	USD	1,532,000	06/14/22	(498,460)
	TWD	21,346,923	USD	753,507	06/15/22	(5,411)
	USD	673,172	AUD	935,312	06/15/22	(27,654)
	USD	1,038,920	BRL	5,076,522	04/04/22	(26,025)
	USD	1,547,641	CAD	1,985,166	06/15/22	(39,993)
	USD	859,193	CHF	799,679	04/25/22	(6,942)
	USD	2,617,545	CHF	2,427,168	06/15/22	(17,844)
	USD	614,498	CLP	498,517,791	04/27/22	(16,014)
	USD	442,094	CLP	352,870,461	06/15/22	(577)
	USD	4,466,165	CNH	28,635,019	06/15/22	(20,020)
	USD	1,314,377	COP	5,212,817,611	05/16/22	(58,524)
	USD	3,041,862	EUR	2,760,025	05/05/22	(14,807)
	USD	8,340,979	EUR	7,608,478	06/15/22	(100,964)
	USD	8,521,448	GBP	6,495,287	06/15/22	(8,648)
	USD	2,175,655	HUF	763,904,470	06/15/22	(100,003)
	USD	3,145,442	IDR	45,535,935,085	05/31/22	(23,157)
	USD	958,272	ILS	3,088,707	06/15/22	(11,936)
	USD	3,150,000	INR	239,778,000	04/05/22	(7,585)
	USD	781,271	INR	59,975,839	04/13/22	(7,066)
	USD	2,275,545	INR	175,989,802	06/15/22	(19,440)
	USD	1,051,875	KRW	1,285,029,462	06/15/22	(5,223)
	USD	575,477	NOK	5,151,470	06/15/22	(9,382)
	USD	5,193,013	NZD	7,611,450	06/15/22	(75,151)
	USD	349,399	RUB	29,096,176	04/01/22	(8,060)
	USD	1,745,989	SEK	16,840,423	06/15/22	(48,625)
	USD	1,577,298	TRY	25,955,902	06/15/22	(91,733)
	USD	3,250,000	TWD	93,249,650	04/15/22	(6,503)
	USD	2,940,077	ZAR	44,445,137	04/26/22	(91,419)
	USD	1,818,642	ZAR	27,593,782	06/15/22	(51,333)

TOTAL						$(1,976,918)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	26	06/21/22	$4,605,250	$(33,978)
2 Year U.S. Treasury Notes	3,604	06/30/22	763,766,441	(10,196,748)
10 Year U.S. Treasury Notes	1,212	06/21/22	148,924,500	(3,633,982)

Total				$(13,864,708)
Short position contracts:
5 Year German Euro-Bobl	(12)	06/08/22	(1,710,616)	9,407
5 Year U.S. Treasury Notes	(4,342)	06/30/22	(497,973,125)	11,176,672
10 Year U.S. Treasury Notes	(487)	06/21/22	(65,973,281)	2,098,032
20 Year U.S. Treasury Bonds	(83)	06/21/22	(12,455,188)	317,581

Total				$13,601,692

TOTAL FUTURES CONTRACTS				$(263,016)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M NZDOR(a)	1.250%(b)	12/15/22	NZD	15,940		$(57,542)	$(12,646)	$(44,896)
1.290%(c)	3M SOFR(c)	01/12/24		$92,880	(d)	1,359,280	295,127	1,064,153
1.730(c)	3M SOFR(c)	02/09/24		23,470	(d)	251,395	182	251,213
6M AUDOR(a)	2.480(a)	03/14/24	AUD	20,870	(d)	(99,087)	68	(99,155)
2.500(c)	3M SOFR(c)	03/14/24		$14,740	(d)	50,914	29,150	21,764
6M EURO(b)	(0.500(e)	03/16/24	EUR	340		(7,366)	(5,664)	(1,702)
6M GBP(e)	0.250(e)	03/16/24	GBP	12,870		(565,177)	(835,203)	270,026
3M STIBOR(a)	0.500(e)	03/16/24	SEK	386,820		(644,200)	(1,515,875)	871,675
3M NZDOR(a)	2.750(b)	03/16/24	NZD	81,090		(542,110)	172,308	(714,418)
0.250(e)	3M SOFR(e)	03/16/24		$23,230		893,170	228,848	664,322
1.750(e)	3M SOFR(e)	03/16/24		43,200	(d)	518,123	132,807	385,316
1.000(b)	6M CDOR(b)	03/16/24	CAD	11,560		301,859	185,114	116,745
0.250(e)	6M EURO(a)	03/16/24	EUR	36,290	(c)	224,166	204,267	19,899
6M CDOR(b)	2.500(b)	03/22/24	CAD	37,050		(108,176)	(31,803)	(76,373)
2.000(e)	3M SOFR(e)	03/24/24		$22,540		98,615	60,997	37,618
6M EURO(e)	0.250(e)	06/15/24	EUR	8,930		(53,359)	(53,359)	—
3M STIBOR(a)	0.750(e)	06/15/24	SEK	277,420	(d)	(476,238)	(493,756)	17,518
2.000(e)	3M NIBOR(b)	06/15/24	NOK	206,650	(d)	313,990	291,616	22,374
2.000(e)	6M GBP(e)	06/15/24	GBP	8,080	(d)	32,770	32,770	—
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24		$28,720		7,950	9,643	(1,693)
6M CDOR(b)	2.070(b)	12/18/25	CAD	26,900	(d)	(369,142)	(171,017)	(198,125)
1.730(e)	3M SOFR(e)	02/08/26		$300,120	(d)	3,866,416	588,501	3,277,915
6M EURO(e)	(0.025)(e)	03/16/27	EUR	7,180		(376,427)	(48,753)	(327,674)
6M EURO(b)	(0.250)(e)	03/16/27		13,090		(861,671)	(504,699)	(356,972)
6M JYOR(e)	0.000(e)	03/16/27	JPY	99,130	(d)	(4,145)	(4,054)	(91)
3M STIBOR(a)	0.750(e)	03/16/27	SEK	298,640		(1,569,512)	(762,108)	(807,404)
3M SOFR(e)	1.000(e)	03/16/27		710		(41,076)	(1,897)	(39,179)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M AUDOR(b)	1.250%(b)	03/16/27	AUD	64,220		$(3,759,021)	$(2,188,127)	$(1,570,894)
6M CDOR(b)	1.750(b)	03/16/27	CAD	470		(18,155)	(16,637)	(1,518)
3M NZDOR(a)	2.750(b)	03/16/27	NZD	20,110		(396,539)	(108,157)	(288,382)
2.000%(e)	3M NIBOR(b)	03/16/27	NOK	11,750		52,327	(33,184)	85,511
1.000(e)	3M SOFR(e)	03/16/27	$	71,030		4,109,792	2,634,424	1,475,368
0.000(e)	6M CHFOR(e)	03/16/27	CHF	5,170		211,704	226,034	(14,330)
0.250(e)	6M EURO(b)	03/16/27	EUR	1,390		122	(5)	127
0.500(e)	6M GBP(e)	03/16/27	GBP	18,050		1,549,206	197,019	1,352,187
0.000(e)	6M JYOR(e)	03/16/27	JPY	—	(d)	—	8	(8)
6M EURO(b)	1.323(e)	03/31/27	EUR	8,970	(d)	12,304	(89,188)	101,492
3M LIBOR(e)	1.810(e)	02/09/28	$	24,310	(d)	(578,517)	(13,485)	(565,032)
1.960(b)	6M CDOR(b)	12/18/28	CAD	21,860	(d)	719,204	180,475	538,729
1.311(e)	6M EURO(b)	03/30/29	EUR	18,350	(d)	(4,472)	(182,425)	177,953
3M LIBOR(e)	2.130(e)	11/15/31	$	24,430	(d)	(64,933)	(123,362)	58,429
6M JYOR(e)	0.000(e)	03/16/32	JPY	157,670		(30,865)	(30,865)	—
(b)	0.250(e)	03/16/32		14,750		(1,454,237)	(1,343,049)	(111,188)
6M CHFOR(e)	0.250(e)	03/16/32	CHF	24,430		(1,584,429)	(858,584)	(725,845)
3M NIBOR(b)	2.000(e)	03/16/32	NOK	151,380		(1,105,940)	(261,977)	(843,963)
6M AUDOR(b)	2.000(b)	03/16/32	AUD	6,960		(484,297)	5,114	(489,411)
6M CDOR(b)	2.000(b)	03/16/32	CAD	25,290		(1,534,935)	(1,078,224)	(456,711)
2.750(b)	3M NZDOR(a)	03/16/32	NZD	7,460		269,838	(62,641)	332,479
(e)	3M SOFR(e)	03/16/32		26,070		1,427,757	569,493	858,264
1.000(e)	3M STIBOR(a)	03/16/32	SEK	160,020		1,362,705	1,053,600	309,105
0.250(e)	6M EURO(b)	03/16/32	EUR	220		(1,088)	—	(1,088)
0.750(e)	6M GBP(e)	03/16/32	GBP	22,760		2,468,337	(94,113)	2,562,450
0.000(e)	6M JYOR(e)	03/16/32	JPY	—		—	163	(163)
6M CHFOR(e)	0.500(e)	03/17/32	CHF	15,630	(d)	(595,447)	(261,334)	(334,113)
6M EURO(b)	0.500(e)	03/17/32	EUR	38,980	(d)	(1,830,189)	(1,187,173)	(643,016)
3M STIBOR(b)	1.000(e)	03/17/32	SEK	50,050	(d)	(226,577)	(128,311)	(98,266)
1.500(e)	3M SOFR(e)	03/17/32	$	43,620	(d)	901,316	441,926	459,390
1.000(e)	6M GBP(e)	03/17/32	GBP	6,250	(d)	148,891	113,353	35,538
6M EURO(c)	1.489(e)	03/29/32	EUR	6,230	(d)	525	(61,911)	62,436
1.850(e)	3M SOFR(e)	02/09/33	$	12,700	(d)	364,114	7,590	356,524
(b)	2.100(b)	12/18/33		6,060	(d)	(354,192)	(37,371)	(316,821)
6M CDOR(b)	2.250(b)	12/15/51	CAD	1,740		(167,795)	(87,534)	(80,261)
1.750(e)	3M SOFR(e)	03/16/52	$	1,430		73,260	(135,149)	208,409

TOTAL						$1,623,194	$(5,163,043)	$6,786,237

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Payments made at maturity.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(e)	Payments made annually.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 10	3.000%	5.888%	MS & Co. Int. PLC	11/17/59	$5,700	$(615,295)	$(928,377)	$313,082
Markit CMBX Series 8	3.000	9.005	MS & Co. Int. PLC	10/17/57	3,450	(448,645)	(763,407)	314,762
Markit CMBX Series 11	3.000	4.763	MS & Co. Int. PLC	11/18/54	10,850	(859,976)	(2,009,692)	1,149,716

TOTAL						$(1,923,916)	$(3,701,476)	$1,777,560

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 32	1.000%	0.418%	06/20/24	$225	$2,933	$1,879	$1,054
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.312	06/20/24	120	1,849	(121)	1,970
CDX.NA.IG Index 33	1.000	0.495	12/20/24	1,650	22,630	(4,392)	27,022
CDX.NA.IG Index 28	1.000	0.224	06/20/22	21,975	45,494	33,326	12,168
CDX.NA.IG Index 34	1.000	0.554	06/20/25	105,600	1,497,499	1,079,666	417,833
AT&T, Inc., 3.800%, 02/15/27	1.000	0.710	12/20/25	10,000	106,181	79,918	26,263
General Electric Co. 2.700%, 10/09/22	1.000	0.737	06/20/26	5,225	56,725	60,101	(3,376)
AT&T, Inc., 3.800%, 02/15/27	1.000	0.741	06/20/26	3,475	37,114	54,431	(17,317)

TOTAL					$1,770,425	$1,304,808	$465,617

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTERINTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	Citibank NA	$0.420	10/10/2022	35,720,000	$35,720,000	$5,959	$77,326	$(71,367)
1Y IRS	Citibank NA	0.459	10/10/2022	32,630,000	32,630,000	5,795	71,330	(65,535)
1Y IRS	Citibank NA	0.516	11/15/2022	36,190,000	36,190,000	9,641	84,983	(75,342)
9M IRS	Deutsche Bank AG (London)	1.850	11/22/2022	99,100,000	99,100,000	109,853	336,205	(226,352)
1Y IRS	JPMorgan Securities, Inc.	0.281	09/08/2022	30,480,000	30,480,000	3,011	58,231	(55,220)
1Y IRS	JPMorgan Securities, Inc.	0.300	09/08/2022	39,810,000	39,810,000	4,058	77,482	(73,424)
9M IRS	JPMorgan Securities, Inc.	1.800	11/16/2022	99,200,000	99,200,000	98,932	322,400	(223,468)
1Y IRS	MS & Co. Int. PLC	0.544	11/16/2022	32,940,000	32,940,000	9,256	77,573	(68,317)

Total purchased option contracts				406,070,000	$406,070,000	$246,505	$1,105,530	$(859,025)
Written option contracts
Calls
1Y IRS	Citibank NA	0.379	10/10/2022	(3,680,000)	$(3,680,000)	$(6,644)	$(77,285)	$70,641
1Y IRS	Citibank NA	0.425	10/10/2022	(3,340,000)	(3,340,000)	(6,836)	(71,371)	64,535
1Y IRS	Citibank NA	0.553	11/15/2022	(3,730,000)	(3,730,000)	(14,816)	(84,783)	69,967
1Y IRS	Citibank NA	1.290	12/12/2022	(96,000,000)	(96,000,000)	(19,134)	(307,200)	288,066
9M IRS	Deutsche Bank AG (London)	1.348	11/22/2022	(99,100,000)	(99,100,000)	(39,273)	(119,073)	79,800
9M IRS	Deutsche Bank AG (London)	1.599	11/22/2022	(99,100,000)	(99,100,000)	(67,675)	(217,133)	149,458
1Y IRS	JPMorgan Securities, Inc.	0.363	09/08/2022	(3,140,000)	(3,140,000)	(3,658)	(58,128)	54,470
1Y IRS	JPMorgan Securities, Inc.	0.401	09/08/2022	(4,110,000)	(4,110,000)	(5,377)	(77,517)	72,140
9M IRS	JPMorgan Securities, Inc.	1.290	11/16/2022	(99,200,000)	(99,200,000)	(33,331)	(119,040)	85,709
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(99,200,000)	(99,200,000)	(59,351)	(203,360)	144,009
1Y IRS	MS & Co. Int. PLC	0.599	11/16/2022	(3,410,000)	(3,410,000)	(15,310)	(77,728)	62,418
				(514,010,000)	$(514,010,000)	$(271,405)	$(1,412,618)	$1,141,213
Puts
1Y IRS	Citibank NA	1.290	12/12/2022	(96,000,000)	(96,000,000)	(1,634,765)	(307,200)	(1,327,565)

Total written option contracts				(610,010,000)	$(610,010,000)	$(1,906,170)	$(1,719,818)	$(186,352)

TOTAL				(203,940,000)	$(203,940,000)	$(1,659,665)	$(614,288)	$(1,045,377)

Abbreviations:
9M IRS	—9 Months Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 32	—CDX North America Investment Grade Index 32
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 26.6%
Collateralized Mortgage Obligations – 0.3%
Regular Floater(a) – 0.0%
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
$161,129	0.807%	04/25/37	$161,502

Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 1980, Class Z
125,338	7.000	07/15/27	132,969
FHLMC REMIC Series 2019, Class Z
108,027	6.500	12/15/27	114,170
FHLMC REMIC Series 2755, Class ZA
317,659	5.000	02/15/34	336,688
FHLMC REMIC Series 3530, Class DB
454,358	4.000	05/15/24	466,382
FHLMC REMIC Series 4246, Class PT
56,787	6.500	02/15/36	62,471
FNMA REMIC Series 2012-111, Class B
197,336	7.000	10/25/42	214,706
FNMA REMIC Series 2012-153, Class B
699,441	7.000	07/25/42	787,421

			2,114,807

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$2,276,309

Federal Agencies – 26.3%
Adjustable Rate FHLMC(a) – 0.2%
(1 Year CMT + 2.250%)
$384,420	2.348%	06/01/35	$401,207
(12M USD LIBOR + 1.618%)
801,994	1.868	11/01/44	829,753
(12M USD LIBOR + 1.775%)
98,609	2.025	06/01/42	102,924
(12M USD LIBOR + 1.840%)
191,521	2.090	11/01/34	200,129
(12M USD LIBOR + 2.330%)
28,302	2.617	05/01/36	29,865
(6M USD LIBOR + 2.056%)
12,789	2.430	10/01/36	13,367

			1,577,245

Adjustable Rate FNMA(a) – 0.6%
(1 Year CMT + 2.095%)
53,119	2.143	10/01/35	55,675
(1 Year CMT + 2.220%)
245,237	2.220	06/01/34	256,568
(1 Year CMT + 2.287%)
213,210	2.427	02/01/34	221,611
(12M MTA + 2.211%)
328,430	2.347	07/01/36	345,259
(12M USD LIBOR + 1.225%)
4,874	1.475	01/01/33	4,993
(12M USD LIBOR + 1.325%)
89,938	2.075%	04/01/35	92,427
(12M USD LIBOR + 1.413%)
71,475	2.059	05/01/35	73,743
(12M USD LIBOR + 1.506%)
29,650	2.006	02/01/35	30,619

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
(12M USD LIBOR + 1.609%)
87,563	2.332	03/01/35	90,856
(12M USD LIBOR + 1.640%)
73,093	1.890	10/01/34	75,997
(12M USD LIBOR + 1.666%)
104,768	1.916	10/01/34	108,929
(12M USD LIBOR + 1.695%)
79,434	1.945	05/01/34	83,107
(12M USD LIBOR + 1.713%)
304,555	1.993	07/01/37	318,367
(12M USD LIBOR + 1.717%)
234,808	2.234	03/01/36	243,559
(12M USD LIBOR + 1.720%)
295,573	2.226	05/01/34	307,890
50,015	2.220	03/01/35	51,987
44,912	2.095	04/01/35	46,954
(12M USD LIBOR + 1.755%)
25,129	2.005	07/01/32	26,143
(12M USD LIBOR + 1.800%)
283,473	2.175	05/01/33	296,761
(12M USD LIBOR + 1.820%)
3,685	2.070	12/01/46	3,872
(12M USD LIBOR + 1.909%)
184,614	2.159	06/01/36	193,171
(12M USD LIBOR + 1.935%)
93,786	2.185	11/01/36	98,240
(12M USD LIBOR + 1.958%)
461,204	2.958	04/01/36	484,772
(6M USD LIBOR + 2.250%)
39,365	2.625	08/01/33	40,987
(COF + 1.254%)
312,252	4.593	08/01/33	339,376
(COF + 1.841%)
14,354	2.060	08/01/29	14,557

			3,906,420

Adjustable Rate GNMA(a) – 0.3%
(1 Year CMT + 1.500%)
72,467	1.875	05/20/34	74,650
174,430	1.625	07/20/34	178,702
167,588	1.625	08/20/34	171,729
1,044,406	1.625	09/20/34	1,070,231
146,009	1.750	10/20/34	149,463
182,989	1.750	12/20/34	187,365

			1,832,140

FHLMC – 0.5%
105	7.000	04/01/22	105
105	4.500	05/01/23	107
4,256	7.500	01/01/31	4,768
18,519	4.500	07/01/33	19,621
472,695	4.500	08/01/33	500,822
992,611	4.500	09/01/33	1,051,674
87,385	4.500	10/01/33	92,585
2,092	4.500	04/01/34	2,219
1,765	4.500	04/01/35	1,890
1,230	4.500	07/01/35	1,318

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$3,603	4.500%	08/01/35		$3,861
18,061	4.500	09/01/35		19,285
4,860	4.500	10/01/35		5,206
808	4.500	12/01/35		857
640	4.500	05/01/36		686
59,316	4.500	01/01/38		63,539
653	4.500	04/01/38		695
345	4.500	05/01/38		368
3,692	4.500	06/01/38		3,956
91,949	4.500	09/01/38		97,633
1,882	4.500	01/01/39		2,001
50,340	4.500	02/01/39		53,539
25,061	4.500	03/01/39		26,636
4,853	4.500	04/01/39		5,158
126,368	4.500	05/01/39		134,314
413,281	4.500	06/01/39		439,272
12,931	4.500	07/01/39		13,743
17,808	4.500	08/01/39		18,929
25,055	4.500	09/01/39		26,631
4,773	4.500	10/01/39		5,073
8,598	4.500	11/01/39		9,138
8,789	4.500	12/01/39		9,343
15,921	4.500	01/01/40		16,923
4,069	4.500	02/01/40		4,325
11,280	4.500	04/01/40		11,986
17,261	4.500	05/01/40		18,341
21,601	4.500	06/01/40		22,952
16,080	4.500	07/01/40		17,085
16,008	4.500	08/01/40		17,009
10,356	4.500	09/01/40		11,004
4,402	4.500	10/01/40		4,678
5,420	4.500	02/01/41		5,757
14,829	4.500	03/01/41		15,752
36,187	4.500	04/01/41		38,439
33,254	4.500	05/01/41		35,324
60,621	4.500	06/01/41		64,393
4,936	4.500	07/01/41		5,243
167,605	4.500	08/01/41		178,037
179,368	4.500	09/01/41		190,584
10,172	4.500	12/01/41		10,805
133,519	4.500	03/01/42		141,828
89,114	7.500	10/01/37		99,621

				3,525,058

GNMA – 19.0%
1,095	6.500	01/15/32		1,158
4,409	6.500	02/15/32		4,781
3,309	6.500	08/15/34		3,666
8,989	6.500	05/15/35		9,975
2,477	6.500	06/15/35		2,729
6,989	6.500	07/15/35		7,761
2,687	6.500	08/15/35		2,990
5,506	6.500	09/15/35		6,109
884	6.500	10/15/35		985
8,866	6.500	11/15/35		9,874
5,852	6.500	12/15/35		6,504

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
17,436	6.500	01/15/36		19,331
23,035	6.500	02/15/36		25,659
11,605	6.500	03/15/36		12,831
37,617	6.500	04/15/36		41,712
49,673	6.500	05/15/36		55,253
42,083	6.500	06/15/36		46,787
146,069	6.500	07/15/36		162,525
144,569	6.500	08/15/36		161,081
297,946	6.500	09/15/36		332,126
109,144	6.500	10/15/36		121,771
158,602	6.500	11/15/36		177,622
70,256	6.500	12/15/36		78,211
29,482	6.500	01/15/37		32,883
14,265	6.500	02/15/37		15,975
9,452	6.500	03/15/37		10,538
20,269	6.500	04/15/37		22,661
4,970	6.500	05/15/37		5,476
5,296	6.500	08/15/37		5,925
35,834	6.500	09/15/37		39,969
44,915	6.500	10/15/37		51,032
16,664	6.500	11/15/37		18,448
13,314	6.500	05/15/38		14,792
42,963	6.000	11/15/38		47,647
2,572	6.500	01/15/39		2,820
6,601	6.500	02/15/39		7,347
3,001,178	4.500	08/20/47		3,161,782
69,857	4.500	02/20/48		73,508
160,891	4.500	05/20/48		167,678
823,710	4.500	09/20/48		856,850
6,438,116	5.000	09/20/48		6,712,937
238,499	5.000	10/20/48		248,605
5,083	5.000	11/20/48		5,296
2,260,716	4.500	12/20/48		2,349,197
5,522,745	5.000	12/20/48		5,754,178
459,828	4.500	01/20/49		477,717
2,832,627	5.000	01/20/49		2,950,665
39,960	5.000	03/20/49		41,629
18,072	5.000	05/20/49		18,817
697,514	5.000	06/20/49		726,145
94,445	5.000	11/20/49		98,292
1,087,918	5.000	12/20/49		1,147,644
290,364	5.000	07/20/50		308,950
4,888,282	3.000	11/20/51		4,837,244
6,889,591	3.000	12/20/51		6,817,657
52,000,000	3.000	TBA-30yr	(b)	51,398,922
28,000,000	3.500	TBA-30yr	(b)	28,164,665
13,000,000	4.000	TBA-30yr	(b)	13,254,729

				131,140,061

UMBS – 1.9%
27,060	5.500	09/01/23		27,473
8,504	5.500	10/01/23		8,630
173,783	4.500	11/01/36		184,426
55,169	4.500	02/01/39		58,630
60,209	4.500	04/01/39		63,943
4,050	4.500	08/01/39		4,276

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
$4,924	4.500%		05/01/41	$5,144
182,400	4.500		08/01/41	194,282
103,745	4.500		10/01/41	110,098
455,211	4.500		06/01/48	474,728
889,940	4.500		07/01/48	927,399
2,411,343	4.500		07/01/48	2,512,843
803,325	4.500		08/01/48	837,140
209,730	4.500		08/01/48	219,659
295,528	4.500		09/01/48	308,798
3,204,271	4.500		10/01/48	3,386,211
341,738	4.500		10/01/48	355,803
1,762,881	4.500		01/01/49	1,834,947
408,248	4.500		03/01/49	423,901
214,019	5.000		07/01/49	228,203
770,097	4.500		05/01/50	801,256

				12,967,790

UMBS, 30 Year, Single Family(b) – 3.8%
26,000,000	3.000		TBA-30yr	25,437,344
1,000,000	5.000		TBA-30yr	1,051,334

				26,488,678

TOTAL FEDERAL AGENCIES				$181,437,392

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $186,535,555)				$183,713,701

Agency Debentures – 21.0%
FHLB
$1,800,000	5.375%		08/15/24	$1,914,804
44,850,000	0.500		04/14/25	42,183,667
FHLMC
9,330,000	0.375		04/20/23	9,184,452
17,820,000	0.375		09/23/25	16,534,109
FNMA
5,200,000	6.250		05/15/29	6,435,676
16,080,000	7.125		01/15/30	21,229,942
Tennessee Valley Authority
49,850,000	0.750		05/15/25	47,125,199

TOTAL AGENCY DEBENTURES
(Cost $150,460,248)				$144,607,849

U.S. Treasury Obligations – 67.5%
United States Treasury Bonds
$7,370,000	3.750	%(c)	11/15/43	$8,710,419
410,000	3.375		05/15/44	459,969
10,000	3.000		11/15/45	10,664
200,000	2.875		11/15/46	210,437
110,000	3.000		02/15/48	119,676
380,000	3.375		11/15/48	444,422
780,000	2.000		02/15/50	701,756
United States Treasury Notes
7,730,000	2.500		03/31/27	7,748,117
7,730,000	2.375		03/31/29	7,708,259

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
9,530,000	1.375		11/15/31	8,745,264
350,000	2.750	(c)	04/30/23	353,555
106,970,000	2.750		05/31/23	108,018,808
44,000,000	2.125		03/31/24	43,816,094
620,000	3.000		09/30/25	629,494
11,270,000	0.375		12/31/25	10,406,260
4,500,000	2.625		12/31/25	4,515,117
11,100,000	0.500	(c)	02/28/26	10,262,297
11,570,000	0.750		03/31/26	10,789,025
201,200,000	0.750		04/30/26	187,414,657
630,000	1.375		08/31/26	600,518
11,010,000	1.125	(c)	02/29/28	10,209,195
11,340,000	1.250		03/31/28	10,576,322
11,090,000	1.250	(c)	04/30/28	10,331,895
United States Treasury Strip Coupon(d)
28,900,000	0.000		11/15/35	20,541,642
2,800,000	0.000		05/15/36	1,963,766

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $478,601,508)				$465,287,628

Shares	Dividend Rate	Value

Investment Company(e) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
903,651	0.253%	$903,651
(Cost $903,651)

TOTAL INVESTMENTS – 115.2%
(Cost $816,500,962)		$794,512,829

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.2)%		(104,681,741)

NET ASSETS – 100.0%		$689,831,088

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $119,306,994 which represents approximately 17.3% of the Fund’s net assets as of March 31, 2022.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2022

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2022, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
UMBS, 30 Year, Single Family (Proceeds Receivable: $(6,313,125))	4.500%	TBA-30yr	04/13/22	$(6,000,000)	$(6,224,064)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	1,157	06/30/22	$245,193,611	$(3,350,521)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(44)	06/21/22	(7,793,500)	186,843
5 Year U.S. Treasury Notes	(1,266)	06/30/22	(145,194,375)	3,415,228
10 Year U.S. Treasury Notes	(296)	06/21/22	(36,371,000)	720,735
10 Year U.S. Treasury Notes	(368)	06/21/22	(49,852,500)	1,580,181
20 Year U.S. Treasury Bonds	(187)	06/21/22	(28,061,688)	843,441

Total				$6,746,428

TOTAL FUTURES CONTRACTS				$3,395,907

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.730%(a)	3M SOFR(a)	02/09/24	$5,060	(b)	$54,199	$1,432	$52,767
1M LIBOR + 0.090%(c)	3M LIBOR(c)	07/25/24	15,560		4,307	5,086	(779)
1.730(d)	3M SOFR(c)	02/08/26	242,750	(b)	3,127,324	656,243	2,471,081
3M SOFR (c)	1.810%(d)	02/09/28	5,240	(b)	(124,699)	(7,990)	(116,709)
3M SOFR (c)	2.130(d)	11/15/31	5,260	(b)	(13,980)	(26,558)	12,578
1.850(d)	3M SOFR(c)	02/09/33	2,740	(b)	78,557	6,971	71,586

TOTAL					$3,125,708	$635,184	$2,490,524

(a)	Payments made at maturity.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(c)	Payments made quarterly.
(d)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 44.6%
Automotive(a) – 1.8%
BMW US Capital LLC
$5,000,000	2.700	%(b)	04/06/22	$5,000,550
(SOFR + 0.530%)
5,051,000	0.800	(c)	04/01/24	5,043,019
(SOFR + 0.840%)
5,523,000	1.140	(c)	04/01/25	5,531,395
Daimler Finance North America LLC
6,848,000	1.750		03/10/23	6,813,555
Volkswagen Group of America Finance LLC
17,407,000	0.750		11/23/22	17,268,963
18,772,000	3.125		05/12/23	18,856,849
13,121,000	0.875		11/22/23	12,683,152

				71,197,483

Banks – 22.1%
Bank of America Corp.(b)(c)
(3M USD LIBOR + 0.780%)
9,849,000	3.550		03/05/24	9,915,973
(3M BSBY + 0.430%)
13,000,000	0.909		05/28/24	12,975,430
(SOFR + 0.660%)
20,000,000	0.806		02/04/25	19,926,000
Bank of Montreal
(SOFR + 0.680%)
25,000,000	0.931	(c)	03/10/23	24,995,750
13,000,000	0.400		09/15/23	12,613,510
Banque Federative du Credit Mutuel SA(a)
4,145,000	2.700		07/20/22	4,151,259
7,375,000	3.750		07/20/23	7,469,769
Barclays Bank PLC(b)
8,001,000	1.700		05/12/22	8,004,600
BPCE SA(a)
5,210,000	2.750		01/11/23	5,228,912
(SOFR + 0.570%)
10,800,000	0.690	(c)	01/14/25	10,724,508
Canadian Imperial Bank of Commerce
(SOFR + 0.300%)
9,989,000	0.570	(c)	01/06/23	9,983,712
(SOFR + 0.800%)
30,000,000	1.072	(c)	03/17/23	30,064,200
14,388,000	0.450		06/22/23	14,046,141
(SOFR + 0.940%)
26,634,000	1.240	(c)	04/07/25	26,636,397
Citigroup, Inc.(b)
50,822,000	2.750		04/25/22	50,851,477
(3M USD LIBOR + 0.950%)
21,943,000	2.876	(c)	07/24/23	21,975,037
Credit Agricole Corporate & Investment Bank SA(b)
26,500,000	0.400		01/15/23	26,150,730
Deutsche Bank AG
(SOFR + 0.500%)
36,621,000	0.672	(c)	11/08/23	36,339,018
8,955,000	0.962		11/08/23	8,700,857
Federation des Caisses Desjardins du Quebec(a)(c) (SOFR + 0.430%)
35,000,000	0.642		05/21/24	34,689,550

Corporate Obligations – (continued)
Banks – (continued)
HSBC Holdings PLC(b)(c)
(3M USD LIBOR + 0.923%)
20,393,000	3.033		11/22/23	20,467,842
(SOFR + 0.580%)
20,425,000	0.782		11/22/24	20,238,928
Intesa Sanpaolo SpA(a)
14,281,000	3.125		07/14/22	14,304,135
JPMorgan Chase & Co.(b)(c)
(3M USD LIBOR + 0.900%)
8,555,000	1.158		04/25/23	8,555,941
(3M USD LIBOR + 0.935%)
9,042,000	2.776		04/25/23	9,043,989
(SOFR + 0.580%)
25,000,000	0.845		03/16/24	24,919,000
Lloyds Banking Group PLC
10,520,000	4.050		08/16/23	10,704,942
Mitsubishi UFJ Financial Group, Inc.
12,066,000	2.623		07/18/22	12,113,781
Morgan Stanley
30,747,000	3.750		02/25/23	31,228,806
Morgan Stanley, Inc.(b)(c)
(SOFR + 0.466%)
5,040,000	0.560		11/10/23	4,983,250
(SOFR + 0.625%)
13,455,000	0.771		01/24/25	13,392,838
MUFG Union Bank NA(b)(c) (SOFR + 0.710%)
17,250,000	0.963		12/09/22	17,321,933
National Australia Bank Ltd.(a)(c) (SOFR + 0.380%)
10,000,000	0.488		01/12/25	9,964,000
National Bank of Canada
7,325,000	2.150	(a)	10/07/22	7,337,306
36,178,000	2.100		02/01/23	36,150,867
(SOFR + 0.300%)
15,000,000	0.494	(b)(c)	05/16/23	14,941,500
Natwest Group PLC(b)(c) (3M USD LIBOR + 1.480%)
2,900,000	3.498		05/15/23	2,903,074
Natwest Markets PLC(a)
30,450,000	3.625		09/29/22	30,698,777
Societe Generale SA(a)
4,172,000	4.250		09/14/23	4,230,700
Standard Chartered PLC(a)(b)(c) (SOFR + 1.250%)
46,000,000	1.365		10/14/23	46,165,140
Sumitomo Mitsui Trust Bank Ltd.(a)(c) (SOFR + 0.440%)
38,050,000	0.703		09/16/24	37,864,316
The Bank of Nova Scotia (SOFR + 0.960%)
10,550,000	1.236	(c)	03/11/24	10,594,205
4,734,000	1.950		02/01/23	4,733,621
10,000,000	0.400		09/15/23	9,712,200
(SOFR + 0.550%)
29,146,000	0.808	(c)	09/15/23	29,087,708
The Toronto-Dominion Bank(c) (SOFR + 0.910%)
16,428,000	1.183		03/08/24	16,499,790
UBS AG(a)(c)
(SOFR + 0.360%)
8,815,000	0.536		02/09/24	8,755,763

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
(SOFR + 0.450%)
$19,298,000	0.626%		08/09/24	$19,141,686
(SOFR + 0.470%)
6,993,000	0.583	(b)	01/13/25	6,928,734
US Bank NA/Cincinnati OH(b)(c) (BSBY3M + 0.170%)
23,300,000	0.666		06/02/23	22,827,942
Westpac Banking Corp.(c) (3M USD LIBOR + 0.390%)
8,000,000	0.634		01/13/23	8,004,880

				889,260,424

Beverages – 0.7%
Beam Suntory, Inc.(b)
5,897,000	3.250		05/15/22	5,906,966
Coca-Cola Europacific Partners PLC(a)
23,358,000	0.500		05/05/23	22,846,927

				28,753,893

Cosmetics & Personal Care(a)(b) – 0.6%
GSK Consumer Healthcare Capital US LLC
(SOFR + 0.890%)
14,500,000	1.188	(c)	03/24/24	14,522,765
8,326,000	3.024		03/24/24	8,328,997

				22,851,762

Diversified Financial Services – 2.6%
AIG Global Funding(a)(c) (SOFR + 0.380%)
22,042,000	0.638		12/15/23	21,982,046
Air Lease Corp.
4,185,000	2.250		01/15/23	4,186,213
6,000,000	2.750	(b)	01/15/23	6,018,720
2,500,000	3.000	(b)	09/15/23	2,491,450
American Express Co.(b)(c)
(3M USD LIBOR + 0.620%)
20,000,000	1.100		05/20/22	20,003,800
(SOFR + 0.930%)
20,000,000	1.186		03/04/25	20,154,200
Capital One Financial Corp.(b)(c) (SOFR + 0.690%)
29,150,000	0.938		12/06/24	28,974,517

				103,810,946

Electrical – 2.5%
American Electric Power Co., Inc.(b)(c) (3M USD LIBOR + 0.480%)
13,375,000	0.797		11/01/23	13,356,007
CenterPoint Energy, Inc.(b)(c) (SOFR + 0.650%)
9,829,000	0.837		05/13/24	9,748,992
Dominion Energy, Inc.(b)(c) (3M USD LIBOR + 0.530%)
15,500,000	1.356		09/15/23	15,463,110
Florida Power & Light Co.(b)(c) (SOFR + 0.380%)
1,115,000	0.488		01/12/24	1,108,544
National Rural Utilities Cooperative Finance Corp.(c) (SOFR + 0.400%)
673,000	0.571		08/07/23	672,462
NextEra Energy Capital Holdings, Inc.
15,460,000	0.650		03/01/23	15,243,869
OGE Energy Corp.(b)
3,774,000	0.703		05/26/23	3,694,821

Corporate Obligations – (continued)
Electrical – (continued)
Oklahoma Gas and Electric Co.(b)
14,754,000	0.553		05/26/23	14,465,412
The Southern Co.(b)(c) (SOFR + 0.370%)
24,795,000	0.549		05/10/23	24,722,351

				98,475,568

Gas(b) – 2.0%
Atmos Energy Corp.
10,203,000	0.625		03/09/23	10,076,075
(3M USD LIBOR + 0.380%)
18,454,000	1.023	(c)	03/09/23	18,429,825
CenterPoint Energy Resources Corp.
25,590,000	0.700		03/02/23	25,227,390
(3M USD LIBOR + 0.500%)
19,234,000	1.004	(c)	03/02/23	19,220,728
ONE Gas, Inc.
8,517,000	0.850		03/11/23	8,402,276

				81,356,294

Healthcare Providers & Services – 1.4%
Aetna, Inc.(b)
13,000,000	2.800		06/15/23	13,056,680
Baxter International, Inc.(a)(c) (SOFR + 0.440%)
14,300,000	0.661		11/29/24	14,195,753
Thermo Fisher Scientific, Inc.(b)
30,000,000	0.797		10/18/23	29,289,600

				56,542,033

Home Builders(b) – 0.9%
NVR, Inc.
37,588,000	3.950		09/15/22	37,742,487

Household Products(a)(b) – 0.1%
Reckitt Benckiser Treasury Services PLC
3,745,000	2.375		06/24/22	3,751,292

Insurance(a) – 4.6%
Athene Global Funding(c) (3M USD LIBOR + 0.730%)
46,000,000	0.961		01/08/24	45,373,940
Equitable Financial Life Global Funding
17,038,000	0.500		04/06/23	16,733,531
Guardian Life Global Funding
2,504,000	3.400		04/25/23	2,535,626
Jackson National Life Global Funding(c) (SOFR + 0.600%)
32,937,000	0.696		01/06/23	32,971,254
Metropolitan Life Global Funding I(c) (SOFR + 0.570%)
26,120,000	0.683		01/13/23	26,124,179
Principal Life Global Funding II(c)
(SOFR + 0.450%)
9,397,000	0.557		04/12/24	9,376,984
(SOFR + 0.380%)
14,437,000	0.598		08/23/24	14,335,075
Protective Life Global Funding(a) (SOFR + 0.980%)
20,800,000	1.279	(c)	03/28/25	20,821,424
4,171,000	2.615		08/22/22	4,191,980
13,848,000	0.502		04/12/23	13,619,370

				186,083,363

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Mining(a) – 0.2%
Glencore Finance Canada Ltd.
$7,166,000	4.250%	10/25/22	$7,236,872

Miscellaneous Manufacturing(b) – 0.2%
Carlisle Cos, Inc.
8,622,000	0.550	09/01/23	8,370,410

Oil Field Services – 0.7%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.
8,000,000	1.231	12/15/23	7,815,200
Conocophillips Co.(b)
10,799,000	2.125	03/08/24	10,698,569
Pioneer Natural Resources Co.
9,163,000	0.550	05/15/23	8,958,940

			27,472,709

Pharmaceuticals – 1.6%
AbbVie, Inc.
10,000,000	2.900	11/06/22	10,067,100
9,886,000	3.200 (b)	11/06/22	9,956,191
18,490,000	2.300	11/21/22	18,558,598
AmerisourceBergen Corp.(b)
26,391,000	0.737	03/15/23	26,010,969

			64,592,858

Pipelines – 0.6%
Enbridge, Inc.
3,185,000	2.900 (b)	07/15/22	3,191,147
13,806,000	0.550	10/04/23	13,379,947
Kinder Morgan Energy Partners LP(b)
6,032,000	3.450	02/15/23	6,073,621

			22,644,715

Real Estate Investment Trust(b)(c) – 0.7%
Public Storage(SOFR + 0.470%)
28,101,000	0.606	04/23/24	28,063,345

Retailing(a)(b) – 0.6%
7-Eleven, Inc.
23,409,000	0.625	02/10/23	23,047,565

Savings & Loans(a) – 0.2%
Nationwide Building Society
10,000,000	2.000	01/27/23	9,980,100

Software – 0.4%
Oracle Corp.
16,778,000	2.500	10/15/22	16,831,690

Telecommunication Services(c) – 0.1%
Verizon Communications, Inc. (SOFR + 0.500%)
4,405,000	0.772	03/22/24	4,397,600

TOTAL CORPORATE OBLIGATIONS
(Cost $1,806,021,935)			$1,792,463,409

Municipal Debt Obligations(b) – 1.0%
New York – 0.1%
Long Island Power Authority Electric System Taxable (Refunding) Series C
$3,070,000	0.359%	03/01/23	$3,026,573

Municipal Debt Obligations(b) – (continued)
Texas(c) – 0.9%
State of Texas GO Bonds Series 2021
35,885,000	0.540	12/01/51	35,885,000

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $38,955,000)			$38,911,573

U.S. Treasury Obligations – 11.4%
United States Treasury Floating Rate Notes(c)
(3M TMMY + 0.035%)
$215,300,000	0.641%	10/31/23	$215,630,528
(3M TMMY – 0.015%)
144,500,000	0.591	01/31/24	144,597,896
United States Treasury Notes
27,500,000	0.250	09/30/23	26,738,379
12,500,000	1.500	02/29/24	12,318,848
37,000,000	0.125	04/30/23	36,340,937
22,500,000	0.375	10/31/23	21,873,340

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $458,941,298)			$457,499,928

Shares	Dividend Rate	Value

Investment Company(d) – 9.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
371,037,252	0.253%	$371,037,252
(Cost $371,037,252)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,674,955,485)		$2,659,912,162

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 34.7%
Certificates of Deposit – 20.7%
Alpine Securitization LLC(a)
$2,500,000	0.200%		05/13/22	$2,497,985
ASB Bank Ltd.(a)(c) (SOFR+0.790%)
12,602,000	0.840		09/15/22	12,622,659
Bank of Montreal(c)
(SOFR + 0.300%)
6,092,000	0.350	(a)	01/09/23	6,079,548
(SOFR + 0.400%)
23,100,000	0.670		03/01/23	23,087,358
Bank of Nova Scotia
7,326,000	0.230		06/20/22	7,314,586
Barclays Bank PLC(c)
(SOFR + 0.470%)
12,300,000	0.740		07/05/22	12,301,179
(SOFR + 0.290%)
24,500,000	0.560		02/16/23	24,422,115

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Bayerische Landesbank
(3M USD LIBOR + 0.160%)
$12,000,000	0.428	%(c)	01/27/23	$12,010,430
38,340,000	0.900		06/27/23	38,058,002
Collateralized Commercial Paper FLEX Co. LLC(a)(c) (SOFR+0.300%)
27,940,000	0.350		12/01/22	27,893,407
Commonwealth Bank of Australia(c) (SOFR+0.200%)
15,829,000	0.480		01/20/23	15,794,757
Cooperatieve Rabobank UA
24,704,000	1.500		10/17/22	24,703,464
(SOFR + 0.490%)
7,244,000	0.770	(c)	11/25/22	7,247,834
Credit Suisse AG
58,000,000	0.590		03/17/23	57,413,637
Credit Suisse New York
12,800,000	0.400		11/10/22	12,693,738
DNB Bank ASA(a)(c)
(SOFR + 0.550%)
5,647,000	0.600		09/07/22	5,651,760
(SOFR + 0.580%)
23,525,000	0.860		03/23/23	23,520,342
Ionic Capital III Trust(a)
21,892,000	0.300		07/26/22	21,876,093
Lloyds Bank Corporate Markets PLC(c) (SOFR+0.540%)
23,765,000	0.590		01/31/24	23,630,797
Macquarie Bank Ltd.(a)(c)
(SOFR + 0.180%)
20,000,000	0.230		05/10/22	19,999,266
(SOFR + 0.330%)
49,500,000	0.380		12/05/22	49,431,748
Mizuho Bank Ltd.
10,405,000	0.750		05/16/22	10,406,220
(SOFR + 0.280%)
12,639,000	0.330	(c)	02/10/23	12,612,584
MUFG Bank Ltd.
13,500,000	0.260		10/13/22	13,418,897
National Bank of Kuwait SAKP
26,850,000	0.370		05/17/22	26,833,852
12,054,000	0.450		06/01/22	12,042,923
Nordea Bank AB NY
(SOFR + 0.530%)
13,000,000	0.810	(c)	12/23/22	13,010,374
44,927,000	0.300		01/27/23	44,639,601
Oversea-Chinese Banking Corp., Ltd.
30,000,000	0.630		06/16/22	29,983,370
Royal Bank of Canada(a)(c) (SOFR+0.430%)
29,018,000	0.480		03/01/23	28,977,085
Salisbury Receivables Co. LLC(a)(c) (SOFR+0.340%)
27,000,000	0.390		02/01/23	26,951,374
Sheffield Receivables Co. LLC(a)(c) (SOFR+0.210%)
13,026,000	0.490		07/26/22	13,016,177
Skandinaviska Enskilda Banken AB
(SOFR + 0.140%)
13,335,000	0.190	(a)(c)	07/20/22	13,327,320
(SOFR + 0.420%)
19,500,000	0.420		12/01/22	19,332,543

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Standard Chartered Bank(c)
19,733,000	0.460%		04/28/22	19,680,831
500,000	0.470		07/28/23	498,679
Sumitomo Mitsui Banking Corp.
24,550,000	0.700		07/08/22	24,526,192
(SOFR + 0.280%)
12,204,000	0.330	(c)	03/01/23	12,181,041
Svenska Handelsbanken AB
(SOFR + 0.400%)
28,615,000	0.450	(a)(c)	03/01/23	28,564,638
8,910,000	2.000		03/22/23	8,903,435
(SOFR + 0.510%)
2,500,000	0.760	(c)	03/28/23	2,500,300
Toronto-Dominion Bank
(FEDL01 + 0.100%)
11,800,000	0.430	(c)	06/23/22	11,793,452
9,280,000	1.350		09/09/22	9,279,954
Westpac Banking Corp.
(SOFR + 0.140%)
12,205,000	0.190	(c)	08/02/22	12,197,401
8,197,000	1.150		09/07/22	8,190,806

				831,119,754

Commercial Paper(e) – 14.0%
Albion Capital Corp.(a)
20,000,000	0.000		05/20/22	19,982,778
American Electric Power Co., Inc.(a)
6,577,000	0.000		04/26/22	6,572,839
Antalis S.A(a)
20,000,000	0.000		04/14/22	19,996,967
Australia & New Zealand Banking Group Ltd(a)
16,655,000	0.000		07/19/22	16,603,245
Banco Santander SA(a)
12,000,000	0.000		04/18/22	11,997,930
BASF SE Aktiengesellsch(a)
19,385,000	0.000		10/03/22	19,194,203
12,625,000	0.000		09/06/22	12,530,486
CDP Financial, Inc.(a)
13,773,000	0.000		08/01/22	13,724,013
Citigroup Global Mkts, Inc.(a)
5,411,000	0.000		09/02/22	5,381,925
Collateralized Commercial Paper FLEX Co. LLC(a)
13,833,000	0.000		05/31/22	13,814,038
Collateralized Commercial Paper V Co. LLC
17,625,000	0.000		07/11/22	17,568,670
DNB Bank ASA(a)
12,689,000	0.000		11/23/22	12,553,588
Enbridge, Inc.(a)
15,000,000	0.000		01/19/23	14,718,250
Entergy Corp.(a)
9,496,000	0.000		06/02/22	9,481,742
10,119,000	0.000		06/07/22	10,101,702
Erste Abwicklungsanstalt(a)
10,430,000	0.000		04/20/22	10,428,001
Fairway Finance Corp.(a)
4,127,000	0.000		06/07/22	4,120,249

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(e) – (continued)
First Abu Dhabi Bank PJSC(a)
$15,000,000	0.000%	06/07/22	$14,979,458
GTA Funding LLC(a)
52,130,000	0.000	05/02/22	52,101,595
ING US Funding LLC
11,872,000	0.000	07/26/22	11,831,024
Liberty Street Funding LLC(a)
5,460,000	0.000	06/17/22	5,449,116
Lime Funding LLC
4,370,000	0.000	06/03/22	4,363,435
LMA SA(a)
21,700,000	0.000	06/14/22	21,660,895
9,140,000	0.000	06/17/22	9,122,454
National Australia Bank Ltd.(a)
15,529,000	0.000	09/06/22	15,441,552
12,460,000	0.000	11/01/22	12,347,933
Nieuw Amsterdam Receivables Corp.(a)
4,216,000	0.000	04/14/22	4,215,357
Nutrien Ltd.(a)
5,000,000	0.000	05/06/22	4,994,940
Old Line Funding LLC(a)
16,422,000	0.000	07/08/22	16,374,491
Pure Grove Funding(a)
23,000,000	0.000	06/27/22	22,944,003
Royal Bank of Canada(a)
10,000,000	0.000	10/24/22	9,911,738
8,445,000	0.000	11/09/22	8,361,981
Salisbury Receivables Co.(a)
16,600,000	0.000	05/23/22	16,585,361
Svenska Handelsbanken AB(a)
20,750,000	0.000	10/19/22	20,573,841
Thermo Fisher Scientific, Inc.(a)
7,032,000	0.000	06/01/22	7,018,497
Thunder Bay Funding, Inc.(a)
37,000,000	0.000	04/26/22	36,986,078
Victory Receivables
12,673,000	0.000	06/22/22	12,643,197
VW Cr, Inc.
4,779,000	0.000	06/13/22	4,767,182
Waste Management, Inc.(a)
10,000,000	0.000	09/06/22	9,930,393
Westpac Banking Corp.(a)
20,000,000	0.000	11/01/22	19,811,636

			561,186,783

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,395,422,304)			$1,392,306,537

TOTAL INVESTMENTS – 100.9%
(Cost $4,070,377,789)			$4,052,218,699

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(37,704,190)

NET ASSETS – 100.0%			$4,014,514,509

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(d)	Represents an affiliated issuer.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
BSBY	—Bloomberg Short-Term Bank Yield Index
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
TMMY	—Treasury Money Market Yield

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2022

	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,042,089,359, $334,112,838 and $503,110,013, respectively)	$1,019,980,381	$323,951,456	$515,870,515
Investments of affiliated issuers, at value (cost $5,728,618, $34,371,369 and $7,363,626, respectively)	5,728,630	34,371,369	7,363,626
Purchased options, at value (premium paid $0, $203,460 and $184,431, respectively)	—	42,997	39,017
Cash	30,629,456	4,779,274	8,328,543
Unrealized gain on forward foreign currency exchange contracts	258,027	—	—
Variation margin on futures contracts	—	—	20,193
Variation margin on swaps contracts	117,629	12,930	—
Receivables:
Interest and dividends	4,479,893	1,103,101	500,185
Collateral on certain derivative contracts(a)	1,876,252	1,633,157	641,807
Fund shares sold	374,123	169,134	780,954
Investments sold	—	11,544	—
Investments sold on an extended-settlement basis	—	19,275,078	—
Reimbursement from investment adviser	—	51,213	24,877
Other assets	70,618	93,358	46,019
Total assets	1,063,515,009	385,494,611	533,615,736

Liabilities:
Variation margin on futures contracts	204,867	70,343	—
Variation margin on swaps contracts	—	—	37,198
Written option contracts, at value (premium received $0, $203,520 and $184,527, respectively)	—	48,478	44,092
Payables:
Investments purchased on an extended — settlement basis	3,554,000	87,216,914	—
Fund shares redeemed	863,103	299,012	14,844,958
Management fees	226,486	122,193	116,332
Distribution and Service fees and Transfer Agency fees	37,125	36,290	52,703
Income distributions	13,955	27,050	—
Investments purchased	389	5,301	2,020
Accrued expenses	474,665	337,860	240,412
Total liabilities	5,374,590	88,163,441	15,337,715

Net Assets:
Paid-in capital	1,085,926,680	317,594,336	512,656,772
Total distributable earnings (loss)	(27,786,261)	(20,263,166)	5,621,249
NET ASSETS	$1,058,140,419	$297,331,170	$518,278,021
Net Assets:
Class A	$25,271,958	$56,679,180	$61,867,400
Class C	—	1,532,163	4,326,508
Administration	4,933,818	—	—
Institutional	408,323,535	110,853,820	170,776,339
Service	28,099	27,084,716	—
Investor	11,979,869	72,599,394	77,500,110
Class R6	14,425,640	8,722,411	150,116,006
Class R	—	10,753,267	18,524,862
Class P	593,177,500	9,106,219	35,166,796
Total Net Assets	$1,058,140,419	$297,331,170	$518,278,021
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,696,835	4,022,107	5,546,074
Class C	—	108,734	397,432
Administration	525,926	—	—
Institutional	43,637,900	7,878,468	15,094,396
Service	3,004	1,927,170	—
Investor	1,281,533	5,153,244	6,897,959
Class R6	1,541,481	620,107	13,280,797
Class R	—	763,984	1,670,133
Class P	63,396,676	647,404	3,109,068
Net asset value, offering and redemption price per share:(b)
Class A	$9.37	$14.09	$11.16
Class C	—	14.09	10.89
Administration	9.38	—	—
Institutional	9.36	14.07	11.31
Service	9.35	14.05	—
Investor	9.35	14.09	11.24
Class R6	9.36	14.07	11.30
Class R	—	14.08	11.09
Class P	9.36	14.07	11.31

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	TBA
Enhanced Income	$1,876,252	$—
Government Inocme	113,157	1,520,000
Inflation Protected Securities	641,807	—

(b)	Maximum public offering price per share for Class A Shares of the Government Income and Inflation Protected Securities Funds is $14.64 and $11.59, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Short Duration Bond Fund	Short Duration Government Fund	Short Term Conservative Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,543,533,715, $815,597,311 and $3,699,340,537, respectively)	$2,469,298,070	$793,609,178	$3,681,181,447
Investments of affiliated issuers, at value (cost $51,302,194, $903,651 and $371,037,252, respectively)	49,574,611	903,651	371,037,252
Purchased options, at value (premium paid $1,105,530, $0 and $0, respectively)	246,505	—	—
Cash	8,134,508	10,942,410	4,666,021
Foreign currencies, at value (cost $43,987, $0 and $0, respectively)	44,283	—	—
Unrealized gain on swap contracts	1,777,560	—	—
Unrealized gain on forward foreign currency exchange contracts	2,896,588	—	—
Variation margin on futures contracts	155,289	—	—
Variation margin on swaps contracts	28,138	68,566	—
Receivables:
Investments sold	13,496,666	7,721	14,931,917
Investments sold on an extended-settlement basis	42,384,063	57,978,125	—
Interest and dividends	15,793,332	2,771,396	5,768,704
Fund shares sold	7,815,605	488,361	11,943,633
Reimbursement from investment adviser	86,123	47,607	80,103
Due from broker — upfront payment	769,204	—	—
Collateral on certain derivative contracts(a)	30,536,804	5,622,617	—
Other assets	88,575	65,387	85,044
Total assets	2,643,125,924	872,505,019	4,089,694,121

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,976,918	—	—
Variation margin on futures contracts	—	365,455	—
Written option contracts, at value (premium received $1,719,818, $0 and $0, respectively)	1,906,170	—	—
Forward sale contracts, at value (proceeds received $0, $6,313,125 and $0, respectively)	—	6,224,064	—
Payables:
Investments purchased on an extended — settlement basis	146,968,340	173,669,961	32,157,000
Upfront payments received on swap contracts	3,701,476	—	—
Investments purchased	12,952,585	1,627	33,853,701
Fund shares redeemed	4,464,564	1,683,927	7,928,120
Income distributions	17,981	51,688	32,853
Management fees	784,335	263,660	626,202
Distribution and Service fees and Transfer Agency fees	87,630	49,668	141,412
Accrued expenses	533,760	363,881	440,324
Total liabilities	173,393,759	182,673,931	75,179,612

Net Assets:
Paid-in capital	2,561,150,896	753,641,892	4,040,757,835
Total distributable loss	(91,418,731)	(63,810,804)	(26,243,326)
NET ASSETS	$2,469,732,165	$689,831,088	$4,014,514,509
Net Assets:
Class A	$64,657,666	$70,979,528	$50,103,707
Class C	2,895,265	8,915,874	—
Administration	—	—	27,044
Preferred	—	—	26,936
Institutional	172,910,239	305,173,898	1,954,767,924
Service	—	17,520,643	—
Investor	23,824,695	27,634,927	112,830,014
Class R6	56,824,275	13,384,867	180,044,774
Class R	161,070	—	—
Class P	2,148,458,955	246,221,351	1,716,714,110
Total Net Assets	$2,469,732,165	$689,831,088	$4,014,514,509
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,648,931	7,452,775	5,007,149
Class C	297,821	943,774	—
Administration	—	—	2,702
Preferred	—	—	2,692
Institutional	17,748,980	32,155,129	195,223,985
Service	—	1,848,341	—
Investor	2,446,624	2,898,578	11,269,789
Class R6	5,839,272	1,409,993	17,978,088
Class R	16,532	—	—
Class P	220,657,147	25,950,312	171,608,142
Net asset value, offering and redemption price per share:(b)
Class A	$9.72	$9.52	$10.01
Class C	9.72	9.45	—
Administration	—	—	10.01
Preferred	—	—	10.01
Institutional	9.74	9.49	10.01
Service	—	9.48	—
Investor	9.74	9.53	10.01
Class R6	9.73	9.49	10.01
Class R	9.74	—	—
Class P	9.74	9.49	10.00

(a)	Segregated for initial margin and/or collateral as follows:

Funds	Forwards	Futures	Swaps	TBA
Short Duration Bond	$1,220,000	$—	$25,434,804	$3,882,000
Short Duration Government	—	—	2,782,617	2,840,000

(b)	Maximum public offering price per share for Class A Shares of the Short Duration Bond and Short Duration Government Funds is $9.87 and $9.66, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2022

	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund
Investment income:

Interest	$8,882,672	$3,545,379	$30,196,164

Dividends — unaffiliated issuers	336,683	—	—

Dividends — affiliated issuers	7,731	14,367	6,262

Total investment income	9,227,086	3,559,746	30,202,426

Expenses:

Management fees	2,235,231	1,592,191	1,426,075

Transfer Agency fees(a)	340,267	212,114	329,550

Custody, accounting and administrative services	196,949	151,419	121,145

Professional fees	142,141	143,599	118,066

Registration fees	82,959	133,591	114,105

Printing and mailing costs	73,706	129,388	82,347

Distribution and Service (12b-1) fees(a)	31,001	330,296	271,517

Shareholder Administration fees — Service Shares	22,099	78,010	—

Trustee fees	21,262	20,391	20,775

Service fees — Class C	—	5,162	8,483

Other	16,335	3,792	1,186

Total expenses	3,161,950	2,799,953	2,493,249

Less — expense reductions	(43,450)	(744,003)	(245,653)

Net expenses	3,118,500	2,055,950	2,247,596

NET INVESTMENT INCOME	6,108,586	1,503,796	27,954,830

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(987,331)	(1,110,128)	4,374,280

Investment — affiliated issuers	—	—	—

Purchased options	—	(205,728)	(163,977)

Futures contracts	7,876,919	105,112	(598,234)

Written options	—	289,056	231,041

Swap contracts	264,803	(151,211)	(502,617)

Forward foreign currency exchange contracts	29,548	—	—

Foreign currency transactions	(30,182)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(26,797,028)	(15,490,138)	(15,450,422)

Investments — affiliated issuers	(3)	—	—

Purchased options	—	(345,457)	(282,252)

Futures contracts	1,990,193	174,198	9,270

Written options	—	394,224	315,525

Swap contracts	(2,478,500)	13,937	2,854,157

Forward foreign currency exchange contracts	258,027	—	—

Foreign currency translation	—	—	—

Net realized and unrealized loss	(19,873,554)	(16,326,135)	(9,213,229)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,764,968)	$(14,822,339)	$18,741,601

(a)	Class specific Distribution and/or Service (12 b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Administration	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	$30,986	$—	$15	$—	$24,788	$—	$3,533	$170,388	$2	$12,660	$7,784	$—	$121,112
Government Income	169,676	15,486	78,010	67,124	81,444	2,478	—	52,092	12,482	41,097	2,871	16,110	3,540
Inflation Protected Securities	152,709	25,451	—	93,357	73,300	4,072	—	80,530	—	93,382	40,425	22,406	15,435

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2022

	Short Duration Bond Fund	Short Duration Government Fund	Short-Term Conservative Income Fund
Investment income:

Interest	$32,357,577	$3,683,321	$23,121,701

Dividends — affiliated issuers	1,901,176	6,389	289,978

Total investment income	34,258,753	3,689,710	23,411,679

Expenses:

Management fees	9,556,169	3,794,112	13,373,363

Transfer Agency fees(a)	900,224	420,230	2,020,953

Custody, accounting and administrative services	403,237	189,868	334,387

Distribution and Service (12b-1) fees(a)	223,816	351,286	127,380

Registration fees	198,551	116,664	189,218

Professional fees	124,636	144,570	111,904

Printing and mailing costs	102,995	92,536	130,743

Trustee fees	23,644	21,228	27,878

Prime Broker Fees	13,993	—	—

Service fees — Class C	7,349	28,557	—

Shareholder Administration fees — Service Shares	—	48,108	—

Shareholder meeting expense	—	—	2,511

Other	52,868	9,252	78,213

Total expenses	11,607,482	5,216,411	16,396,550

Less — expense reductions	(1,019,991)	(614,648)	(4,786,678)

Net expenses	10,587,491	4,601,763	11,609,872

NET INVESTMENT INCOME (LOSS)	23,671,262	(912,053)	11,801,807

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(881,088)	(3,414,209)	1,010,171

Investment — affiliated issuers	(55,698)	—	—

Purchased options	(272,770)	—	—

Futures contracts	2,186,520	1,361,629	—

Written options	(147,751)	—	—

Swap contracts	(6,908,380)	(140,568)	—

Forward foreign currency exchange contracts	2,257,718	—	—

Foreign currency transactions	(114,967)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(96,698,226)	(30,529,709)	(26,002,874)

Investments — affiliated issuers	(2,818,390)	—	—

Purchased options	(913,939)	—	—

Futures contracts	2,291,184	(2,586,876)	—

Written options	(124,253)	—	—

Swap contracts	357,385	2,518,670	—

Forward foreign currency exchange contracts	28,411	—	—

Foreign currency translation	(7,050)	—	—

Net realized and unrealized loss	(101,821,294)	(32,791,063)	(24,992,703)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(78,150,032)	$(33,703,116)	$(13,190,896)

(a)	Class specific Distribution and/or Service (12 b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Administration	Preferred	Institutional	Service	Investor	Class R6	Class R	Class P
Short Duration Bond	$200,400	$22,045	$—	$1,371	$96,192	$3,527	$—	$—	$94,720	$—	$38,539	$6,783	$329	$660,134
Short Duration Government	217,506	85,672	48,108	—	104,403	13,708	—	—	163,344	7,697	39,978	4,402	—	86,698
Short-Term Conservative Income	127,380	—	—	—	101,904	—	11	11	1,037,151	—	107,238	64,056	—	710,582

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund		Government Income Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:

Net investment income	$6,108,586	$6,849,281	$1,503,796	$2,034,220

Net realized gain (loss)	7,153,757	646,633	(1,072,899)	6,439,076

Net change in unrealized gain (loss)	(27,027,311)	15,027,337	(15,253,236)	(13,084,104)

Net increase (decrease) in net assets resulting from operations	(13,764,968)	22,523,251	(14,822,339)	(4,610,808)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(110,712)	(120,708)	(1,436,492)	(759,355)
Class C Shares	(32)	—	(28,784)	(10,673)
Administration Shares	(39,270)	(51,718)	—	—
Institutional Shares	(3,157,550)	(2,509,033)	(3,193,950)	(2,311,556)
Service Shares	—	—	(621,428)	(289,300)
Investor Shares	(71,155)	(96,923)	(1,530,053)	(125,555)
Class R6 Shares	(185,252)	(624,825)	(238,806)	(149,544)
Class R Shares	—	—	(270,048)	(118,477)

Class P Shares	(3,182,998)	(3,486,187)	(292,299)	(198,473)

Total distributions to shareholders	(6,746,969)	(6,889,394)	(7,611,860)	(3,962,933)

From share transactions:

Proceeds from sales of shares	1,048,790,198	720,386,129	141,860,903	205,093,759

Proceeds received in connection with merger	205,662,188	—	—	—

Reinvestment of distributions	6,634,965	6,652,987	6,850,674	3,543,509

Cost of shares redeemed	(853,655,936)	(471,360,497)	(130,905,824)	(246,580,940)

Net increase (decrease) in net assets resulting from share transactions	407,431,415	255,678,619	17,805,753	(37,943,672)

TOTAL INCREASE (DECREASE)	386,919,478	271,312,476	(4,628,446)	(46,517,413)

Net assets:

Beginning of year	671,220,941	399,908,465	301,959,616	348,477,029

End of year	$1,058,140,419	$671,220,941	$297,331,170	$301,959,616

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund		Short Duration Bond Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:

Net investment income	$27,954,830	$5,073,142	$23,671,262	$26,870,526

Net realized gain (loss)	3,340,493	7,306,425	(3,936,416)	(8,079,125)

Net change in unrealized gain (loss)	(12,553,722)	13,369,511	(97,884,878)	46,073,084

Net increase (decrease) in net assets resulting from operations	18,741,601	25,749,078	(78,150,032)	64,864,485

Distributions to shareholders:

From distributable earnings:

Class A Shares	(3,145,780)	(550,621)	(599,935)	(771,815)

Class C Shares	(171,937)	(11,694)	(13,507)	(22,664)

Institutional Shares	(11,315,629)	(2,157,807)	(2,339,290)	(2,034,569)

Investor Shares	(4,387,325)	(632,930)	(296,452)	(247,958)

Class R6 Shares	(7,784,594)	(961,060)	(225,893)	(104,703)

Class R Shares	(971,681)	(97,717)	(1,479)	(18,206)

Class P Shares	(2,935,461)	(536,625)	(21,597,540)	(29,351,619)

Return of capital:

Class A Shares	—	—	(229,864)	(53,926)

Class C Shares	—	—	(4,890)	(1,584)

Institutional Shares	—	—	(889,853)	(142,152)

Investor Shares	—	—	(113,769)	(17,325)

Class R6 Shares	—	—	(90,595)	(7,316)

Class R Shares	—	—	(572)	(1,272)

Class P Shares	—	—	(8,362,070)	(2,050,761)

Total distributions to shareholders	(30,712,407)	(4,948,454)	(34,765,709)	(34,825,870)

From share transactions:

Proceeds from sales of shares	304,582,036	318,346,586	1,603,063,552	2,601,090,485

Reinvestment of distributions	25,220,753	3,670,938	34,472,234	34,632,499

Cost of shares redeemed	(313,916,690)	(177,498,674)	(1,530,583,733)	(1,002,962,743)

Net increase in net assets resulting from share transactions	15,886,099	144,518,850	106,952,053	1,632,760,241

TOTAL INCREASE (DECREASE)	3,915,293	165,319,474	(5,963,688)	1,662,798,856

Net assets:

Beginning of year	514,362,728	349,043,254	2,475,695,853	812,896,997

End of year	$518,278,021	$514,362,728	$2,469,732,165	$2,475,695,853

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund		Short-Term Conservative Income Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:

Net investment income (loss)	$(912,053)	$4,083,260	$11,801,807	$31,165,501

Net realized gain (loss)	(2,193,148)	17,832,469	1,010,171	613,034

Net change in unrealized gain (loss)	(30,597,915)	(8,248,826)	(26,002,874)	74,478,609

Net increase (decrease) in net assets resulting from operations	(33,703,116)	13,666,903	(13,190,896)	106,257,144

Distributions to shareholders:

From distributable earnings:
Class A Shares	(281,943)	(861,776)	(50,122)	(392,440)
Class C Shares	(7,675)	(70,744)	—	—
Administration Shares	—	—	(78)	(3,021)
Preferred Shares	—	—	(78)	(185)
Institutional Shares	(2,686,982)	(5,143,717)	(7,146,715)	(12,045,907)
Service Shares	(31,611)	(133,534)	—	—
Investor Shares	(185,471)	(435,851)	(180,621)	(799,501)
Class R6 Shares	(97,340)	(170,252)	(622,636)	(2,070,634)

Class P Shares	(1,910,376)	(4,446,845)	(6,747,178)	(16,831,959)

Total distributions to shareholders	(5,201,398)	(11,262,719)	(14,747,428)	(32,143,647)

From share transactions:

Proceeds from sales of shares	263,458,948	688,933,956	7,119,493,478	6,532,521,854

Reinvestment of distributions	4,698,045	10,453,449	14,319,095	31,334,877

Cost of shares redeemed	(582,000,873)	(518,632,326)	(9,356,259,499)	(4,188,947,331)

Net increase (decrease) in net assets resulting from share transactions	(313,843,880)	180,755,079	(2,222,446,926)	2,374,909,400

TOTAL INCREASE (DECREASE)	(352,748,394)	183,159,263	(2,250,385,250)	2,449,022,897

Net assets:

Beginning of year	1,042,579,482	859,420,219	6,264,899,759	3,815,876,862

End of year	$689,831,088	$1,042,579,482	$4,014,514,509	$6,264,899,759

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.56	$9.22	$9.45	$9.41	$9.44

Net investment income(a)	0.04	0.10	0.20	0.19	0.11

Net realized and unrealized gain (loss)	(0.18)	0.34	(0.24)	0.04	(0.03)

Total from investment operations	(0.14)	0.44	(0.04)	0.23	0.08

Distributions to shareholders from net investment income	(0.05)	(0.10)	(0.19)	(0.19)	(0.11)

Net asset value, end of year	$9.37	$9.56	$9.22	$9.45	$9.41

Total return(b)	(1.48)%	4.82%	(0.41)%	2.41%	0.86%

Net assets, end of year (in 000s)	$25,272	$15,098	$10,456	$19,396	$10,590

Ratio of net expenses to average net assets	0.57%	0.58%	0.59%	0.61%	0.69%

Ratio of total expenses to average net assets	0.58%	0.61%	0.63%	0.65%	0.70%

Ratio of net investment income to average net assets	0.46%	1.04%	2.08%	2.02%	1.14%

Portfolio turnover rate(c)	17%	58%	53%	42%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Administration Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.57	$9.23	$9.46	$9.43	$9.46

Net investment income(a)	0.04	0.09	0.19	0.19	0.12

Net realized and unrealized gain (loss)	(0.18)	0.35	(0.23)	0.03	(0.03)

Total from investment operations	(0.14)	0.44	(0.04)	0.22	0.09

Distributions to shareholders from net investment income	(0.05)	(0.10)	(0.19)	(0.19)	(0.12)

Net asset value, end of year	$9.38	$9.57	$9.23	$9.46	$9.43

Total return(b)	(1.50)%	4.79%	(0.42)%	2.33%	0.95%

Net assets, end of year (in 000s)	$4,934	$16,333	$4,254	$2,905	$164

Ratio of net expenses to average net assets	0.60%	0.59%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.60%	0.63%	0.64%	0.64%	0.61%

Ratio of net investment income to average net assets	0.39%	0.97%	2.02%	2.03%	1.27%

Portfolio turnover rate(c)	17%	58%	53%	42%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.55	$9.21	$9.43	$9.39	$9.43

Net investment income(a)	0.06	0.12	0.22	0.21	0.14

Net realized and unrealized gain (loss)	(0.16)	0.35	(0.22)	0.04	(0.04)

Total from investment operations	(0.10)	0.47	—	0.25	0.10

Distributions to shareholders from net investment income	(0.09)	(0.13)	(0.22)	(0.21)	(0.14)

Net asset value, end of year	$9.36	$9.55	$9.21	$9.43	$9.39

Total return(b)	(1.26)%	5.18%	(0.17)%	2.70%	1.09%

Net assets, end of year (in 000s)	$408,324	$299,844	$180,477	$252,561	$451,628

Ratio of net expenses to average net assets	0.34%	0.34%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%	0.38%	0.39%	0.37%	0.36%

Ratio of net investment income to average net assets	0.68%	1.25%	2.30%	2.18%	1.52%

Portfolio turnover rate(c)	17%	58%	53%	42%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Enhanced Income Fund
	Service Shares
	Period Ended March 31, 2022(a)

Per Share Data

Net asset value, beginning of period	$9.49

Net investment income(b)	0.01

Net realized and unrealized loss	(0.15)

Total from investment operations	(0.14)

Distributions to shareholders from net investment income	—	(c)

Net asset value, end of period	$9.35

Total return(d)	(1.23)%

Net assets, end of period (in 000s)	$28

Ratio of net expenses to average net assets	0.85	%(e)

Ratio of total expenses to average net assets	0.85	%(e)

Ratio of net investment income to average net assets	0.22	%(e)

Portfolio turnover rate(f)	17%

(a)	Commenced operations on December 10, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.54	$9.19	$9.42	$9.39	$9.42

Net investment income(a)	0.06	0.11	0.21	0.21	0.14

Net realized and unrealized gain (loss)	(0.17)	0.36	(0.23)	0.02	(0.04)

Total from investment operations	(0.11)	0.47	(0.02)	0.23	0.10

Distributions to shareholders from net investment income	(0.08)	(0.12)	(0.21)	(0.20)	(0.13)

Net asset value, end of year	$9.35	$9.54	$9.19	$9.42	$9.39

Total return(b)	(1.34)%	5.10%	(0.27)%	2.50%	1.11%

Net assets, end of year (in 000s)	$11,980	$9,184	$6,875	$6,096	$5,127

Ratio of net expenses to average net assets	0.42%	0.42%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.43%	0.46%	0.48%	0.48%	0.45%

Ratio of net investment income to average net assets	0.60%	1.20%	2.21%	2.19%	1.45%

Portfolio turnover rate(c)	17%	58%	53%	42%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.55	$9.21	$9.43	$9.40	$9.43

Net investment income(a)	0.06	0.13	0.22	0.23	0.14

Net realized and unrealized gain (loss)	(0.17)	0.34	(0.22)	0.01	(0.03)

Total from investment operations	(0.11)	0.47	—	0.24	0.11

Distributions to shareholders from net investment income	(0.08)	(0.13)	(0.22)	(0.21)	(0.14)

Net asset value, end of year	$9.36	$9.55	$9.21	$9.43	$9.40

Total return(b)	(1.25)%	5.19%	(0.16)%	2.59%	1.21%

Net assets, end of year (in 000s)	$14,426	$36,558	$45,134	$49,846	$10

Ratio of net expenses to average net assets	0.33%	0.33%	0.34%	0.34%	0.34%

Ratio of total expenses to average net assets	0.34%	0.37%	0.38%	0.42%	0.35%

Ratio of net investment income to average net assets	0.66%	1.34%	2.30%	2.48%	1.53%

Portfolio turnover rate(c)	17%	58%	53%	42%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31. 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$9.55	$9.21	$9.43	$9.41

Net investment income(b)	0.07	0.12	0.22	0.21

Net realized and unrealized gain (loss)	(0.18)	0.35	(0.22)	0.01

Total from investment operations	(0.11)	0.47	—	0.22

Distributions to shareholders from net investment income	(0.08)	(0.13)	(0.22)	(0.20)

Net asset value, end of period	$9.36	$9.55	$9.21	$9.43

Total return(c)	(1.25)%	5.19%	(0.16)%	2.36%

Net assets, end of period (in 000s)	$593,178	$294,205	$152,713	$189,835

Ratio of net expenses to average net assets	0.33%	0.33%	0.34%	0.34	%(d)

Ratio of total expenses to average net assets	0.34%	0.37%	0.38%	0.38	%(d)

Ratio of net investment income to average net assets	0.71%	1.23%	2.31%	2.33	%(d)

Portfolio turnover rate(e)	17%	58%	53%	42%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.14	$15.57	$14.58	$14.39	$14.64

Net investment income(a)	0.05	0.07	0.23	0.28	0.18

Net realized and unrealized gain (loss)	(0.77)	(0.35)	1.06	0.21	(0.18)

Total from investment operations	(0.72)	(0.28)	1.29	0.49	—

Distributions to shareholders from net investment income	(0.12)	(0.15)	(0.30)	(0.30)	(0.25)

Distributions to shareholders from net realized gains	(0.21)	—	—	—	—

Total distributions	(0.33)	(0.15)	(0.30)	(0.30)	(0.25)

Net asset value, end of year	$14.09	$15.14	$15.57	$14.58	$14.39

Total return(b)	(4.82)%	(1.73)%	8.83%	3.46%	0.01%

Net assets, end of year (in 000s)	$56,679	$74,473	$75,282	$93,352	$108,414

Ratio of net expenses to average net assets	0.83%	0.83%	0.89%	0.91%	0.91%

Ratio of total expenses to average net assets	1.09%	1.07%	1.09%	1.10%	1.05%

Ratio of net investment income to average net assets	0.35%	0.43%	1.54%	1.94%	1.25%

Portfolio turnover rate(c)	578%	820%	943%	530%	380%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.14	$15.57	$14.58	$14.39	$14.64

Net investment income (loss)(a)	(0.06)	(0.05)	0.11	0.17	0.07

Net realized and unrealized gain (loss)	(0.77)	(0.34)	1.07	0.21	(0.18)

Total from investment operations	(0.83)	(0.39)	1.18	0.38	(0.11)

Distributions to shareholders from net investment income	(0.01)	(0.04)	(0.19)	(0.19)	(0.14)

Distributions to shareholders from net realized gains	(0.21)	—	—	—	—

Total distributions	(0.22)	(0.04)	(0.19)	(0.19)	(0.14)

Net asset value, end of year	$14.09	$15.14	$15.57	$14.58	$14.39

Total return(b)	(5.52)%	(2.53)%	8.10%	2.69%	(0.74)%

Net assets, end of year (in 000s)	$1,532	$2,420	$4,974	$3,775	$5,959

Ratio of net expenses to average net assets	1.58%	1.58%	1.64%	1.66%	1.66%

Ratio of total expenses to average net assets	1.84%	1.81%	1.84%	1.84%	1.80%

Ratio of net investment income (loss) to average net assets	(0.41)%	(0.31)%	0.77%	1.17%	0.50%

Portfolio turnover rate(c)	578%	820%	943%	530%	380%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.12	$15.54	$14.55	$14.37	$14.62

Net investment income(a)	0.10	0.12	0.27	0.33	0.24

Net realized and unrealized gain (loss)	(0.77)	(0.34)	1.06	0.20	(0.19)

Total from investment operations	(0.67)	(0.22)	1.33	0.53	0.05

Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.34)	(0.35)	(0.30)

Distributions to shareholders from net realized gains	(0.21)	—	—	—	—

Total distributions	(0.38)	(0.20)	(0.34)	(0.35)	(0.30)

Net asset value, end of year	$14.07	$15.12	$15.54	$14.55	$14.37

Total return(b)	(4.47)%	(1.50)%	9.26%	3.74%	0.35%

Net assets, end of year (in 000s)	$110,854	$148,150	$178,878	$130,734	$141,298

Ratio of net expenses to average net assets	0.52%	0.52%	0.57%	0.57%	0.57%

Ratio of total expenses to average net assets	0.76%	0.73%	0.75%	0.76%	0.71%

Ratio of net investment income to average net assets	0.65%	0.74%	1.83%	2.29%	1.61%

Portfolio turnover rate(c)	578%	820%	943%	530%	380%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.10	$15.52	$14.54	$14.35	$14.60

Net investment income(a)	0.02	0.04	0.20	0.25	0.16

Net realized and unrealized gain (loss)	(0.77)	(0.34)	1.05	0.22	(0.18)

Total from investment operations	(0.75)	(0.30)	1.25	0.47	(0.02)

Distributions to shareholders from net investment income	(0.09)	(0.12)	(0.27)	(0.28)	(0.23)

Distributions to shareholders from net realized gains	(0.21)	—	—	—	—

Total distributions	(0.30)	(0.12)	(0.27)	(0.28)	(0.23)

Net asset value, end of year	$14.05	$15.10	$15.52	$14.54	$14.35

Total return(b)	(5.02)%	(1.93)%	8.66%	3.30%	(0.16)%

Net assets, end of year (in 000s)	$27,085	$32,692	$39,122	$36,126	$41,463

Ratio of net expenses to average net assets	1.02%	1.02%	1.07%	1.07%	1.07%

Ratio of total expenses to average net assets	1.26%	1.23%	1.25%	1.26%	1.21%

Ratio of net investment income to average net assets	0.16%	0.25%	1.33%	1.77%	1.09%

Portfolio turnover rate(c)	578%	820%	943%	530%	380%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.13	$15.56	$14.57	$14.38	$14.63

Net investment income(a)	0.10	0.11	0.25	0.31	0.22

Net realized and unrealized gain (loss)	(0.77)	(0.35)	1.07	0.21	(0.18)

Total from investment operations	(0.67)	(0.24)	1.32	0.52	0.04

Distributions to shareholders from net investment income	(0.16)	(0.19)	(0.33)	(0.33)	(0.29)

Distributions to shareholders from net realized gains	(0.21)	—	—	—	—

Total distributions	(0.37)	(0.19)	(0.33)	(0.33)	(0.29)

Net asset value, end of year	$14.09	$15.13	$15.56	$14.57	$14.38

Total return(b)	(4.52)%	(1.55)%	9.18%	3.72%	0.26%

Net assets, end of year (in 000s)	$72,599	$6,459	$8,383	$1,458	$2,846

Ratio of net expenses to average net assets	0.58%	0.58%	0.62%	0.66%	0.66%

Ratio of total expenses to average net assets	0.85%	0.81%	0.83%	0.84%	0.80%

Ratio of net investment income to average net assets	0.67%	0.71%	1.68%	2.14%	1.49%

Portfolio turnover rate(c)	578%	820%	943%	530%	380%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.11	$15.54	$14.55	$14.37	$14.61

Net investment income(a)	0.10	0.12	0.27	0.33	0.24

Net realized and unrealized gain (loss)	(0.76)	(0.35)	1.07	0.20	(0.18)

Total from investment operations	(0.66)	(0.23)	1.34	0.53	0.06

Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.35)	(0.35)	(0.30)

Distributions to shareholders from net realized gains	(0.21)	—	—	—	—

Total distributions	(0.38)	(0.20)	(0.35)	(0.35)	(0.30)

Net asset value, end of year	$14.07	$15.11	$15.54	$14.55	$14.37

Total return(b)	(4.46)%	(1.49)%	9.27%	3.75%	0.43%

Net assets, end of year (in 000s)	$8,722	$10,019	$9,187	$7,661	$19,012

Ratio of net expenses to average net assets	0.51%	0.51%	0.56%	0.56%	0.55%

Ratio of total expenses to average net assets	0.75%	0.72%	0.74%	0.76%	0.70%

Ratio of net investment income to average net assets	0.67%	0.75%	1.84%	2.31%	1.62%

Portfolio turnover rate(c)	578%	820%	943%	530%	380%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.12	$15.55	$14.56	$14.38	$14.62

Net investment income(a)	0.01	0.03	0.19	0.24	0.15

Net realized and unrealized gain (loss)	(0.75)	(0.35)	1.06	0.20	(0.17)

Total from investment operations	(0.74)	(0.32)	1.25	0.44	(0.02)

Distributions to shareholders from net investment income	(0.09)	(0.11)	(0.26)	(0.26)	(0.22)

Distributions to shareholders from net realized gains	(0.21)	—	—	—	—

Total distributions	(0.30)	(0.11)	(0.26)	(0.26)	(0.22)

Net asset value, end of year	$14.08	$15.12	$15.55	$14.56	$14.38

Total return(b)	(5.00)%	(2.05)%	8.64%	3.13%	(0.18)%

Net assets, end of year (in 000s)	$10,753	$14,021	$18,424	$19,905	$21,630

Ratio of net expenses to average net assets	1.08%	1.08%	1.14%	1.16%	1.16%

Ratio of total expenses to average net assets	1.34%	1.32%	1.34%	1.35%	1.30%

Ratio of net investment income to average net assets	0.10%	0.19%	1.27%	1.69%	1.02%

Portfolio turnover rate(c)	578%	820%	943%	530%	380%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$15.11	$15.54	$14.55	$14.24

Net investment income(b)	0.10	0.12	0.27	0.32

Net realized and unrealized gain (loss)	(0.76)	(0.35)	1.07	0.32

Total from investment operations	(0.66)	(0.23)	1.34	0.64

Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.35)	(0.33)

Distributions to shareholders from net realized gains	(0.21)	—	—	—

Total distributions	(0.38)	(0.20)	(0.35)	(0.33)

Net asset value, end of period	$14.07	$15.11	$15.54	$14.55

Total return(c)	(4.46)%	(1.42)%	9.20%	4.55%

Net assets, end of period (in 000s)	$9,106	$13,725	$14,227	$10,268

Ratio of net expenses to average net assets	0.52%	0.51%	0.56%	0.56	%(d)

Ratio of total expenses to average net assets	0.75%	0.72%	0.74%	0.77	%(d)

Ratio of net investment income to average net assets	0.66%	0.75%	1.83%	2.35	%(d)

Portfolio turnover rate(e)	578%	820%	943%	530%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.35	$10.72	$10.37	$10.31	$10.44

Net investment income(a)	0.57	0.10	0.26	0.16	0.16

Net realized and unrealized gain (loss)	(0.14)	0.62	0.35	0.06	(0.13)

Total from investment operations	0.43	0.72	0.61	0.22	0.03

Distributions to shareholders from net investment income	(0.52)	(0.09)	(0.26)	(0.16)	(0.16)

Distributions to shareholders from net realized gains	(0.10)	—	—	—	—

Total distributions	(0.62)	(0.09)	(0.26)	(0.16)	(0.16)

Net asset value, end of year	$11.16	$11.35	$10.72	$10.37	$10.31

Total return(b)	3.65%	6.72%	5.90%	2.21%	0.31%

Net assets, end of year (in 000s)	$61,867	$69,090	$52,041	$53,690	$74,814

Ratio of net expenses to average net assets	0.67%	0.67%	0.69%	0.68%	0.68%

Ratio of total expenses to average net assets	0.71%	0.75%	0.76%	0.76%	0.77%

Ratio of net investment income to average net assets	4.89%	0.86%	2.41%	1.61%	1.59%

Portfolio turnover rate(c)	62%	51%	62%	160%	203%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.12	$10.54	$10.19	$10.17	$10.31

Net investment income(a)	0.45	— (b)	0.20	0.10	0.08

Net realized and unrealized gain (loss)	(0.12)	0.63	0.32	0.04	(0.12)

Total from investment operations	0.33	0.63	0.52	0.14	(0.04)

Distributions to shareholders from net investment income	(0.46)	(0.05)	(0.17)	(0.12)	(0.10)

Distributions to shareholders from net realized gains	(0.10)	—	—	—	—

Total distributions	(0.56)	(0.05)	(0.17)	(0.12)	(0.10)

Net asset value, end of year	$10.89	$11.12	$10.54	$10.19	$10.17

Total return(c)	2.91%	6.01%	5.13%	1.38%	(0.42)%

Net assets, end of year (in 000s)	$4,327	$2,374	$2,160	$4,152	$6,847

Ratio of net expenses to average net assets	1.42%	1.42%	1.44%	1.43%	1.43%

Ratio of total expenses to average net assets	1.46%	1.50%	1.51%	1.50%	1.52%

Ratio of net investment income to average net assets	4.00%	0.03%	1.96%	0.97%	0.82%

Portfolio turnover rate(d)	62%	51%	62%	160%	203%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.50	$10.86	$10.50	$10.43	$10.56

Net investment income(a)	0.61	0.14	0.30	0.21	0.20

Net realized and unrealized gain (loss)	(0.14)	0.63	0.35	0.05	(0.13)

Total from investment operations	0.47	0.77	0.65	0.26	0.07

Distributions to shareholders from net investment income	(0.56)	(0.13)	(0.29)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	(0.10)	—	—	—	—

Total distributions	(0.66)	(0.13)	(0.29)	(0.19)	(0.20)

Net asset value, end of year	$11.31	$11.50	$10.86	$10.50	$10.43

Total return(b)	4.04%	7.06%	6.27%	2.55%	0.64%

Net assets, end of year (in 000s)	$170,776	$194,076	$168,248	$174,467	$258,458

Ratio of net expenses to average net assets	0.34%	0.34%	0.35%	0.34%	0.34%

Ratio of total expenses to average net assets	0.38%	0.41%	0.42%	0.42%	0.43%

Ratio of net investment income to average net assets	5.16%	1.18%	2.78%	2.02%	1.95%

Portfolio turnover rate(c)	62%	51%	62%	160%	203%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.43	$10.79	$10.43	$10.37	$10.50

Net investment income(a)	0.60	0.14	0.27	0.16	0.19

Net realized and unrealized gain (loss)	(0.14)	0.62	0.37	0.08	(0.13)

Total from investment operations	0.46	0.76	0.64	0.24	0.06

Distributions to shareholders from net investment income	(0.55)	(0.12)	(0.28)	(0.18)	(0.19)

Distributions to shareholders from net realized gains	(0.10)	—	—	—	—

Total distributions	(0.65)	(0.12)	(0.28)	(0.18)	(0.19)

Net asset value, end of year	$11.24	$11.43	$10.79	$10.43	$10.37

Total return(b)	3.90%	7.03%	6.13%	2.48%	0.55%

Net assets, end of year (in 000s)	$77,500	$74,650	$26,970	$16,088	$13,079

Ratio of net expenses to average net assets	0.42%	0.42%	0.44%	0.43%	0.43%

Ratio of total expenses to average net assets	0.46%	0.49%	0.51%	0.51%	0.52%

Ratio of net investment income to average net assets	5.16%	1.21%	2.52%	1.53%	1.80%

Portfolio turnover rate(c)	62%	51%	62%	160%	203%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.50	$10.85	$10.49	$10.43	$10.55

Net investment income(a)	0.60	0.15	0.29	0.08	0.22

Net realized and unrealized gain (loss)	(0.14)	0.63	0.36	0.17	(0.14)

Total from investment operations	0.46	0.78	0.65	0.25	0.08

Distributions to shareholders from net investment income	(0.56)	(0.13)	(0.29)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	(0.10)	—	—	—	—

Total distributions	(0.66)	(0.13)	(0.29)	(0.19)	(0.20)

Net asset value, end of year	$11.30	$11.50	$10.85	$10.49	$10.43

Total return(b)	3.96%	7.17%	6.29%	2.47%	0.75%

Net assets, end of year (in 000s)	$150,116	$107,354	$50,987	$39,506	$7,103

Ratio of net expenses to average net assets	0.33%	0.33%	0.34%	0.33%	0.33%

Ratio of total expenses to average net assets	0.37%	0.40%	0.41%	0.44%	0.40%

Ratio of net investment income to average net assets	5.14%	1.27%	2.72%	0.74%	2.11%

Portfolio turnover rate(c)	62%	51%	62%	160%	203%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.29	$10.67	$10.32	$10.28	$10.41

Net investment income(a)	0.53	0.06	0.22	0.13	0.13

Net realized and unrealized gain (loss)	(0.13)	0.63	0.37	0.06	(0.12)

Total from investment operations	0.40	0.69	0.59	0.19	0.01

Distributions to shareholders from net investment income	(0.50)	(0.07)	(0.24)	(0.15)	(0.14)

Distributions to shareholders from net realized gains	(0.10)	—	—	—	—

Total distributions	(0.60)	(0.07)	(0.24)	(0.15)	(0.14)

Net asset value, end of year	$11.09	$11.29	$10.67	$10.32	$10.28

Total return(b)	3.45%	6.43%	5.71%	1.87%	0.09%

Net assets, end of year (in 000s)	$18,525	$17,052	$17,663	$14,911	$18,169

Ratio of net expenses to average net assets	0.92%	0.92%	0.94%	0.93%	0.93%

Ratio of total expenses to average net assets	0.96%	1.00%	1.01%	1.01%	1.02%

Ratio of net investment income to average net assets	4.63%	0.54%	2.08%	1.33%	1.29%

Portfolio turnover rate(c)	62%	51%	62%	160%	203%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$11.50	$10.86	$10.49	$10.40

Net investment income(b)	0.60	0.16	0.32	0.09

Net realized and unrealized gain (loss)	(0.13)	0.61	0.34	0.19

Total from investment operations	0.47	0.77	0.66	0.28

Distributions to shareholders from net investment income	(0.56)	(0.13)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	(0.10)	—	—	—

Total distributions	(0.66)	(0.13)	(0.29)	(0.19)

Net asset value, end of period	$11.31	$11.50	$10.86	$10.49

Total return(c)	4.05%	7.07%	6.38%	2.77%

Net assets, end of period (in 000s)	$35,167	$49,767	$30,975	$107,844

Ratio of net expenses to average net assets	0.33%	0.33%	0.34%	0.33	%(d)

Ratio of total expenses to average net assets	0.37%	0.40%	0.40%	0.43	%(d)

Ratio of net investment income to average net assets	5.15%	1.36%	3.01%	0.91	%(d)

Portfolio turnover rate(e)	62%	51%	62%	160%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.15	$9.68	$9.80	$9.75	$9.96

Net investment income(a)	0.06	0.12	0.21	0.23	0.17

Net realized and unrealized gain (loss)	(0.38)	0.53	(0.08)	0.06	(0.19)

Total from investment operations	(0.32)	0.65	0.13	0.29	(0.02)

Distributions to shareholders from net investment income	(0.07)	(0.17)	(0.21)	(0.22)	(0.16)

Distributions to shareholders from net realized gains	(0.01)	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.03)	(0.01)	(0.04)	(0.02)	(0.03)

Total distributions	(0.11)	(0.18)	(0.25)	(0.24)	(0.19)

Net asset value, end of year	$9.72	$10.15	$9.68	$9.80	$9.75

Total return(c)	(3.24)%	6.64%	1.41%	3.01%	(0.19)%

Net assets, end of year (in 000s)	$64,658	$82,370	$14,107	$11,070	$5,734

Ratio of net expenses to average net assets	0.73%	0.75%	0.79%	0.79%	0.79%

Ratio of total expenses to average net assets	0.78%	0.80%	0.86%	0.93%	0.87%

Ratio of net investment income to average net assets	0.59%	1.21%	2.13%	2.35%	1.75%

Portfolio turnover rate(d)	240%	253%	192%	99%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.15	$9.68	$9.81	$9.76	$9.96

Net investment income(a)	0.02	0.09	0.18	0.19	0.14

Net realized and unrealized gain (loss)	(0.38)	0.52	(0.10)	0.06	(0.19)

Total from investment operations	(0.36)	0.61	0.08	0.25	(0.05)

Distributions to shareholders from net investment income	(0.04)	(0.13)	(0.18)	(0.18)	(0.13)

Distributions to shareholders from net realized gains	(0.01)	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.02)	(0.01)	(0.03)	(0.02)	(0.02)

Total distributions	(0.07)	(0.14)	(0.21)	(0.20)	(0.15)

Net asset value, end of year	$9.72	$10.15	$9.68	$9.81	$9.76

Total return(c)	(3.63)%	6.22%	0.91%	2.61%	(0.48)%

Net assets, end of year (in 000s)	$2,895	$2,556	$1,283	$1,689	$1,077

Ratio of net expenses to average net assets	1.12%	1.15%	1.19%	1.19%	1.19%

Ratio of total expenses to average net assets	1.53%	1.55%	1.61%	1.69%	1.63%

Ratio of net investment income to average net assets	0.21%	0.88%	1.81%	1.97%	1.39%

Portfolio turnover rate(d)	240%	253%	192%	99%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.17	$9.70	$9.82	$9.77	$9.98

Net investment income(a)	0.09	0.16	0.26	0.25	0.21

Net realized and unrealized gain (loss)	(0.38)	0.53	(0.09)	0.07	(0.19)

Total from investment operations	(0.29)	0.69	0.17	0.32	0.02

Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.25)	(0.24)	(0.20)

Distributions to shareholders from net realized gains	(0.01)	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.04)	(0.01)	(0.04)	(0.03)	(0.03)

Total distributions	(0.14)	(0.22)	(0.29)	(0.27)	(0.23)

Net asset value, end of year	$9.74	$10.17	$9.70	$9.82	$9.77

Total return(c)	(2.92)%	6.99%	1.76%	3.36%	0.16%

Net assets, end of year (in 000s)	$172,910	$276,641	$48,689	$46,680	$575,452

Ratio of net expenses to average net assets	0.41%	0.42%	0.45%	0.46%	0.45%

Ratio of total expenses to average net assets	0.45%	0.47%	0.52%	0.55%	0.53%

Ratio of net investment income to average net assets	0.89%	1.58%	2.57%	2.58%	2.12%

Portfolio turnover rate(d)	240%	253%	192%	99%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.16	$9.70	$9.82	$9.77	$9.98

Net investment income(a)	0.09	0.15	0.24	0.25	0.20

Net realized and unrealized gain (loss)	(0.37)	0.52	(0.08)	0.06	(0.19)

Total from investment operations	(0.28)	0.67	0.16	0.31	0.01

Distributions to shareholders from net investment income	(0.09)	(0.20)	(0.24)	(0.24)	(0.19)

Distributions to shareholders from net realized gains	(0.01)	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.04)	(0.01)	(0.04)	(0.02)	(0.03)

Total distributions	(0.14)	(0.21)	(0.28)	(0.26)	(0.22)

Net asset value, end of year	$9.74	$10.16	$9.70	$9.82	$9.77

Total return(c)	(2.89)%	6.90%	1.56%	3.27%	0.06%

Net assets, end of year (in 000s)	$23,825	$25,579	$4,337	$1,584	$2,094

Ratio of net expenses to average net assets	0.47%	0.50%	0.54%	0.54%	0.54%

Ratio of total expenses to average net assets	0.53%	0.55%	0.61%	0.68%	0.62%

Ratio of net investment income to average net assets	0.85%	1.46%	2.43%	2.57%	2.03%

Portfolio turnover rate(d)	240%	253%	192%	99%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.16	$9.69	$9.82	$9.77	$9.98

Net investment income(a)	0.11	0.16	0.26	0.27	0.21

Net realized and unrealized gain (loss)	(0.40)	0.53	(0.10)	0.05	(0.20)

Total from investment operations	(0.29)	0.69	0.16	0.32	0.01

Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.25)	(0.24)	(0.19)

Distributions to shareholders from net realized gains	(0.01)	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.04)	(0.01)	(0.04)	(0.03)	(0.03)

Total distributions	(0.14)	(0.22)	(0.29)	(0.27)	(0.22)

Net asset value, end of year	$9.73	$10.16	$9.69	$9.82	$9.77

Total return(c)	(2.92)%	7.00%	1.66%	3.36%	0.13%

Net assets, end of year (in 000s)	$56,824	$7,944	$1,085	$1,252	$10

Ratio of net expenses to average net assets	0.40%	0.41%	0.44%	0.45%	0.45%

Ratio of total expenses to average net assets	0.44%	0.46%	0.51%	0.67%	0.55%

Ratio of net investment income to average net assets	1.07%	1.57%	2.56%	2.77%	2.12%

Portfolio turnover rate(d)	240%	253%	192%	99%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.16	$9.70	$9.82	$9.77	$9.98

Net investment income(a)	0.04	0.11	0.19	0.20	0.16

Net realized and unrealized gain (loss)	(0.38)	0.51	(0.08)	0.06	(0.20)

Total from investment operations	(0.34)	0.62	0.11	0.26	(0.04)

Distributions to shareholders from net investment income	(0.05)	(0.15)	(0.20)	(0.19)	(0.15)

Distributions to shareholders from net realized gains	(0.01)	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.02)	(0.01)	(0.03)	(0.02)	(0.02)

Total distributions	(0.08)	(0.16)	(0.23)	(0.21)	(0.17)

Net asset value, end of year	$9.74	$10.16	$9.70	$9.82	$9.77

Total return(c)	(3.38)%	6.37%	1.06%	2.76%	(0.43)%

Net assets, end of year (in 000s)	$161	$184	$138	$122	$95

Ratio of net expenses to average net assets	0.97%	0.99%	1.04%	1.04%	1.04%

Ratio of total expenses to average net assets	1.03%	1.05%	1.11%	1.18%	1.12%

Ratio of net investment income to average net assets	0.38%	1.03%	1.94%	2.08%	1.57%

Portfolio turnover rate(d)	240%	253%	192%	99%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.16	$9.70	$9.82	$9.74

Net investment income(b)	0.09	0.16	0.25	0.25

Net realized and unrealized gain (loss)	(0.37)	0.52	(0.08)	0.09

Total from investment operations	(0.28)	0.68	0.17	0.34

Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	(0.01)	— (c)	—	—

Distributions to shareholders from return of capital	(0.04)	(0.01)	(0.04)	(0.02)

Total distributions	(0.14)	(0.22)	(0.29)	(0.26)

Net asset value, end of period	$9.74	$10.16	$9.70	$9.82

Total return(d)	(2.82)%	7.00%	1.66%	3.51%

Net assets, end of period (in 000s)	$2,148,459	$2,080,421	$743,258	$635,440

Ratio of net expenses to average net assets	0.40%	0.41%	0.44%	0.44	%(e)

Ratio of total expenses to average net assets	0.44%	0.46%	0.51%	0.60	%(e)

Ratio of net investment income to average net assets	0.94%	1.61%	2.53%	2.72	%(e)

Portfolio turnover rate(f)	240%	253%	192%	99%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.00	$9.97	$9.77	$9.79	$9.99

Net investment income (loss)(a)	(0.04)	0.01	0.13	0.16	0.11

Net realized and unrealized gain (loss)	(0.41)	0.11	0.27	0.03	(0.13)

Total from investment operations	(0.45)	0.12	0.40	0.19	(0.02)

Distributions to shareholders from net investment income	(0.03)	(0.09)	(0.20)	(0.21)	(0.18)

Net asset value, end of year	$9.52	$10.00	$9.97	$9.77	$9.79

Total return(b)	(4.39)%	1.17%	4.16%	1.97%	(0.22)%

Net assets, end of year (in 000s)	$70,980	$105,604	$90,469	$82,090	$86,239

Ratio of net expenses to average net assets	0.81%	0.79%	0.82%	0.82%	0.82%

Ratio of total expenses to average net assets	0.88%	0.87%	0.90%	0.90%	0.89%

Ratio of net investment income (loss) to average net assets	(0.39)%	0.13%	1.34%	1.68%	1.15%

Portfolio turnover rate(c)	466%	566%	479%	247%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.93	$9.90	$9.70	$9.73	$9.92

Net investment income (loss)(a)	(0.08)	(0.02)	0.09	0.12	0.07

Net realized and unrealized gain (loss)	(0.39)	0.10	0.27	0.02	(0.12)

Total from investment operations	(0.47)	0.08	0.36	0.14	(0.05)

Distributions to shareholders from net investment income	(0.01)	(0.05)	(0.16)	(0.17)	(0.14)

Net asset value, end of year	$9.45	$9.93	$9.90	$9.70	$9.73

Total return(b)	(4.77)%	0.77%	3.76%	1.46%	(0.53)%

Net assets, end of year (in 000s)	$8,916	$13,685	$12,958	$15,493	$19,799

Ratio of net expenses to average net assets	1.21%	1.19%	1.22%	1.22%	1.22%

Ratio of total expenses to average net assets	1.63%	1.62%	1.65%	1.65%	1.64%

Ratio of net investment income (loss) to average net assets	(0.78)%	(0.25)%	0.95%	1.27%	0.72%

Portfolio turnover rate(c)	466%	566%	479%	247%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.97	$9.93	$9.74	$9.76	$9.96

Net investment income (loss)(a)	(0.01)	0.04	0.17	0.19	0.14

Net realized and unrealized gain (loss)	(0.41)	0.12	0.26	0.03	(0.13)

Total from investment operations	(0.42)	0.16	0.43	0.22	0.01

Distributions to shareholders from net investment income	(0.06)	(0.12)	(0.24)	(0.24)	(0.21)

Net asset value, end of year	$9.49	$9.97	$9.93	$9.74	$9.76

Total return(b)	(4.09)%	1.51%	4.41%	2.32%	0.11%

Net assets, end of year (in 000s)	$305,174	$510,541	$348,655	$379,887	$837,920

Ratio of net expenses to average net assets	0.48%	0.46%	0.48%	0.48%	0.48%

Ratio of total expenses to average net assets	0.55%	0.54%	0.56%	0.56%	0.55%

Ratio of net investment income (loss) to average net assets	(0.06)%	0.44%	1.69%	1.95%	1.46%

Portfolio turnover rate(c)	466%	566%	479%	247%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.95	$9.92	$9.73	$9.75	$9.94

Net investment income (loss)(a)	(0.05)	— (b)	0.11	0.15	0.09

Net realized and unrealized gain (loss)	(0.40)	0.10	0.27	0.02	(0.12)

Total from investment operations	(0.45)	0.10	0.38	0.17	(0.03)

Distributions to shareholders from net investment income	(0.02)	(0.07)	(0.19)	(0.19)	(0.16)

Net asset value, end of year	$9.48	$9.95	$9.92	$9.73	$9.75

Total return(c)	(4.56)%	1.00%	4.00%	1.70%	(0.29)%

Net assets, end of year (in 000s)	$17,521	$20,016	$18,831	$18,120	$19,954

Ratio of net expenses to average net assets	0.98%	0.96%	0.98%	0.98%	0.98%

Ratio of total expenses to average net assets	1.05%	1.04%	1.06%	1.06%	1.05%

Ratio of net investment income (loss) to average net assets	(0.53)%	(0.03)%	1.17%	1.52%	0.95%

Portfolio turnover rate(d)	466%	566%	479%	247%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.01	$9.98	$9.78	$9.80	$9.99

Net investment income (loss)(a)	(0.01)	0.04	0.15	0.19	0.13

Net realized and unrealized gain (loss)	(0.41)	0.10	0.28	0.02	(0.12)

Total from investment operations	(0.42)	0.14	0.43	0.21	0.01

Distributions to shareholders from net investment income	(0.06)	(0.11)	(0.23)	(0.23)	(0.20)

Net asset value, end of year	$9.53	$10.01	$9.98	$9.78	$9.80

Total return(b)	(4.15)%	1.53%	4.31%	2.23%	0.13%

Net assets, end of year (in 000s)	$27,635	$38,958	$38,723	$29,461	$24,676

Ratio of net expenses to average net assets	0.56%	0.54%	0.57%	0.57%	0.57%

Ratio of total expenses to average net assets	0.63%	0.62%	0.65%	0.65%	0.64%

Ratio of net investment income (loss) to average net assets	(0.13)%	0.40%	1.57%	1.94%	1.35%

Portfolio turnover rate(c)	466%	566%	479%	247%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.97	$9.94	$9.74	$9.76	$9.96

Net investment income(a)	— (b)	0.05	0.16	0.20	0.17

Net realized and unrealized gain (loss)	(0.41)	0.10	0.28	0.02	(0.16)

Total from investment operations	(0.41)	0.15	0.44	0.22	0.01

Distributions to shareholders from net investment income	(0.07)	(0.12)	(0.24)	(0.24)	(0.21)

Net asset value, end of year	$9.49	$9.97	$9.94	$9.74	$9.76

Total return(c)	(3.98)%	1.52%	4.42%	2.33%	0.12%

Net assets, end of year (in 000s)	$13,385	$16,029	$11,979	$5,436	$2,038

Ratio of net expenses to average net assets	0.47%	0.45%	0.47%	0.47%	0.46%

Ratio of total expenses to average net assets	0.54%	0.53%	0.55%	0.56%	0.54%

Ratio of net investment income (loss) to average net assets	(0.02)%	0.48%	1.65%	2.10%	1.69%

Portfolio turnover rate(d)	466%	566%	479%	247%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$9.96	$9.93	$9.73	$9.73

Net investment income(b)	— (c)	0.05	0.17	0.20

Net realized and unrealized gain (loss)	(0.40)	0.10	0.27	0.03

Total from investment operations	(0.40)	0.15	0.44	0.23

Distributions to shareholders from net investment income	(0.07)	(0.12)	(0.24)	(0.23)

Net asset value, end of period	$9.49	$9.96	$9.93	$9.73

Total return(d)	(4.08)%	1.52%	4.53%	2.39%

Net assets, end of period (in 000s)	$246,221	$337,747	$337,805	$474,894

Ratio of net expenses to average net assets	0.47%	0.45%	0.48%	0.47	%(e)

Ratio of total expenses to average net assets	0.54%	0.53%	0.55%	0.56	%(e)

Ratio of net investment income (loss) to average net assets	(0.03)%	0.49%	1.72%	2.15	%(e)

Portfolio turnover rate(f)	466%	566%	479%	247%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Class A Shares
	Year Ended March 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.07		$9.88	$10.03	$10.01	$10.02

Net investment income(a)	—	(b)	0.04	0.21	0.25	0.14

Net realized and unrealized gain (loss)	(0.05)		0.20	(0.14)	(0.01)	(0.04)

Total from investment operations	(0.05)		0.24	0.07	0.24	0.10

Distributions to shareholders from net investment income	(0.01)		(0.05)	(0.21)	(0.22)	(0.11)

Distributions to shareholders from net realized gains	—		—	(0.01)	— (c)	— (c)

Total distributions	(0.01)		(0.05)	(0.22)	(0.22)	(0.11)

Net asset value, end of year	$10.01		$10.07	$9.88	$10.03	$10.01

Total return(d)	(0.54)%		2.42%	0.66%	2.41%	1.04%

Net assets, end of year (in 000s)	$50,104		$122,562	$43,188	$50,982	$817

Ratio of net expenses to average net assets	0.44%		0.45%	0.46%	0.46%	0.57%

Ratio of total expenses to average net assets	0.54%		0.54%	0.56%	0.61%	0.63%

Ratio of net investment income to average net assets	—	%(b)	0.38%	2.14%	2.46%	1.42%

Portfolio turnover rate(e)	102%		79%	87%	89%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Administration Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.07	$9.88	$10.03	$10.02	$10.02

Net investment income(a)	0.02	0.09	0.20	0.22	0.13

Net realized and unrealized gain (loss)	(0.05)	0.16	(0.13)	0.01	(0.01)

Total from investment operations	(0.03)	0.25	0.07	0.23	0.12

Distributions to shareholders from net investment income	(0.03)	(0.06)	(0.21)	(0.22)	(0.12)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	— (b)

Total distributions	(0.03)	(0.06)	(0.22)	(0.22)	(0.12)

Net asset value, end of year	$10.01	$10.07	$9.88	$10.03	$10.02

Total return(c)	(0.31)%	2.55%	0.55%	2.46%	1.24%

Net assets, end of year (in 000s)	$27	$27	$1,045	$937	$1,032

Ratio of net expenses to average net assets	0.21%	0.47%	0.47%	0.45%	0.43%

Ratio of total expenses to average net assets	0.30%	0.55%	0.57%	0.57%	0.59%

Ratio of net investment income to average net assets	0.23%	0.95%	2.01%	2.20%	1.25%

Portfolio turnover rate(d)	102%	79%	87%	89%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Preferred Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.07	$9.88	$10.03	$10.02	$10.02

Net investment income(a)	0.02	0.07	0.23	0.24	0.14

Net realized and unrealized gain (loss)	(0.05)	0.19	(0.15)	0.01	— (b)

Total from investment operations	(0.03)	0.26	0.08	0.25	0.14

Distributions to shareholders from net investment income	(0.03)	(0.07)	(0.23)	(0.24)	(0.14)

Distributions to shareholders from net realized gains	—	—	— (c)	— (c)	— (c)

Total distributions	(0.03)	(0.07)	(0.23)	(0.24)	(0.14)

Net asset value, end of year	$10.01	$10.07	$9.88	$10.03	$10.02

Total return(d)	(0.31)%	2.63%	0.82%	2.52%	1.40%

Net assets, end of year (in 000s)	$27	$27	$26	$26	$25

Ratio of net expenses to average net assets	0.21%	0.26%	0.32%	0.30%	0.28%

Ratio of total expenses to average net assets	0.30%	0.34%	0.41%	0.41%	0.44%

Ratio of net investment income to average net assets	0.23%	0.66%	2.27%	2.38%	1.38%

Portfolio turnover rate(e)	102%	79%	87%	89%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.07	$9.88	$10.04	$10.01	$10.02

Net investment income(a)	0.02	0.06	0.23	0.25	0.15

Net realized and unrealized gain (loss)	(0.05)	0.20	(0.15)	0.03	(0.01)

Total from investment operations	(0.03)	0.26	0.08	0.28	0.14

Distributions to shareholders from net investment income	(0.03)	(0.07)	(0.24)	(0.25)	(0.15)

Distributions to shareholders from net realized gains	—	—	— (b)	— (b)	— (b)

Total distributions	(0.03)	(0.07)	(0.24)	(0.25)	(0.15)

Net asset value, end of year	$10.01	$10.07	$9.88	$10.04	$10.01

Total return(c)	(0.32)%	2.66%	0.80%	2.82%	1.40%

Net assets, end of year (in 000s)	$1,954,768	$2,598,107	$1,466,673	$840,036	$1,421,091

Ratio of net expenses to average net assets	0.22%	0.22%	0.22%	0.20%	0.19%

Ratio of total expenses to average net assets	0.31%	0.31%	0.32%	0.32%	0.33%

Ratio of net investment income to average net assets	0.22%	0.63%	2.28%	2.45%	1.54%

Portfolio turnover rate(d)	102%	79%	87%	89%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Investor Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.07	$9.88	$10.04	$10.03

Net investment income(b)	0.01	0.06	0.21	0.16

Net realized and unrealized gain (loss)	(0.05)	0.19	(0.14)	0.01

Total from investment operations	(0.04)	0.25	0.07	0.17

Distributions to shareholders from net investment income	(0.02)	(0.06)	(0.23)	(0.16)

Distributions to shareholders from net realized gains	—	—	— (c)	—	(c)

Total distributions	(0.02)	(0.06)	(0.23)	(0.16)

Net asset value, end of period	$10.01	$10.07	$9.88	$10.04

Total return(d)	(0.40)%	2.57%	0.71%	1.68%

Net assets, end of period (in 000s)	$112,830	$94,682	$90,680	$6,254

Ratio of net expenses to average net assets	0.30%	0.30%	0.31%	0.30	%(e)

Ratio of total expenses to average net assets	0.39%	0.39%	0.41%	0.42	%(e)

Ratio of net investment income to average net assets	0.15%	0.60%	2.11%	2.58	%(e)

Portfolio turnover rate(f)	102%	79%	87%	89%

(a)	Commenced operations on August 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.08	$9.89	$10.04	$10.02	$10.02

Net investment income(b)	0.02	0.07	0.24	0.27	0.05

Net realized and unrealized gain (loss)	(0.06)	0.19	(0.15)	—	—

Total from investment operations	(0.04)	0.26	0.09	0.27	0.05

Distributions to shareholders from net investment income	(0.03)	(0.07)	(0.24)	(0.25)	(0.05)

Distributions to shareholders from net realized gains	—	—	— (c)	— (c)	—	(c)

Total distributions	(0.03)	(0.07)	(0.24)	(0.25)	(0.05)

Net asset value, end of period	$10.01	$10.08	$9.89	$10.04	$10.02

Total Return(d)	(0.41)%	2.66%	0.91%	2.82%	0.43%

Net assets, end of period (in 000s)	$180,045	$313,236	$278,788	$420,023	$10

Ratio of net expenses to average net assets	0.21%	0.21%	0.21%	0.20%	0.24	%(e)

Ratio of total expenses to average net assets	0.30%	0.30%	0.31%	0.32%	0.35	%(e)

Ratio of net investment income to average net assets	0.24%	0.70%	2.37%	2.66%	1.64	%(e)

Portfolio turnover rate(f)	102%	79%	87%	89%	67%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.07	$9.87	$10.03	$10.02

Net investment income(b)	0.02	0.07	0.24	0.25

Net realized and unrealized gain (loss)	(0.06)	0.20	(0.16)	—

Total from investment operations	(0.04)	0.27	0.08	0.25

Distributions to shareholders from net investment income	(0.03)	(0.07)	(0.24)	(0.24)

Distributions to shareholders from net realized gains	—	—	— (c)	—	(c)

Total distributions	(0.03)	(0.07)	(0.24)	(0.24)

Net asset value, end of period	$10.00	$10.07	$9.87	$10.03

Total return(d)	(0.41)%	2.77%	0.81%	2.48%

Net assets, end of period (in 000s)	$1,716,714	$3,136,259	$1,935,475	$2,048,977

Ratio of net expenses to average net assets	0.21%	0.21%	0.21%	0.20	%(e)

Ratio of total expenses to average net assets	0.30%	0.30%	0.31%	0.32	%(e)

Ratio of net investment income to average net assets	0.23%	0.65%	2.34%	2.62	%(e)

Portfolio turnover rate(f)	102%	79%	87%	89%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Administration, Institutional, Service, Investor, R6 and P	Diversified
Government Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Inflation Protected Securities	A, C, Institutional, Investor, R6, R and P	Diversified
Short Duration Bond*	A, C, Institutional, Investor, R6, R and P	Diversified
Short Duration Government	A, C, Institutional, Service, Investor, R6 and P	Diversified
Short-Term Conservative Income	A, Administration, Institutional, Preferred, Investor, R6 and P	Diversified

*	Effective July 29, 2021, the fund changed its name from Short Duration Income to Short Duration Bond.

Class A Shares of the Government Income, Inflation Protected Securities, Short Duration Bond and Short Duration Government Funds are sold with a front-end sales charge of up to 3.75%, 3.75%, 1.50% and 1.50%, respectively. Class C Shares are generally sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Bond and Short Duration Government Funds), which is imposed on redemptions made within 12 months of purchase. Class A Shares of the Enhanced Income and Short-Term Conservative Income Funds are not subject to a sales charge. Similarly, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, all of the assets and liabilities of the Goldman Sachs High Quality Floating Rate Fund (the “Acquired Fund”) were transferred to the Goldman Sachs Enhanced Income Fund (the “Survivor Fund”) as of the close of business on January 28, 2022 (the “Reorganization”). As part of the Reorganization, holders of the Acquired Fund’s Class A, Administration, Institutional, Service, Investor, R6 and P Shares received the Survivor Fund’s Class A, Institutional, Service, Investor, R6 and P Shares, respectively in an amount equal to the aggregate net asset value of their investment in the Acquired Fund. The exchange was a tax-free event to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is

133

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
Government Income	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Short Duration Bond	Daily	Monthly	Annually
Short Duration Government	Daily	Monthly	Annually
Short-Term Conservative Income	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close

134

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety.The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty

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Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2022:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$548,687,149	$—

Mortgage-Backed Obligations	—	30,126,134	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	24,790,720	1,907,505	—

Asset-Backed Securities	—	236,426,318	—

Foreign Debt Obligations	4,731,537	6,586,210	—

Municipal Debt Obligations	—	4,509,556	—

Exchange Traded Fund	28,957,461	—	—

Investment Companies	5,728,630	—	—

Short-Term Investments	—	133,257,791	—

Total	$64,208,348	$961,500,663	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$258,027	$—

Futures Contracts	3,580,398	—	—

Interest Rate Swap Contracts	—	2,650,560	—

Total	$3,580,398	$2,908,587	$—

Liabilities(a)

Interest Rate Swap Contracts	$—	$(5,129,060)	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$116,710,383	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	128,285,623	71,079,000	—

Asset-Backed Securities	—	5,526,161	—

Municipal Debt Obligation	—	2,350,289	—

Investment Company	34,371,369	—	—

Total	$162,656,992	$195,665,833	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$940,349	$—	$—

Interest Rate Swap Contracts(a)	—	5,715	—

Purchased option contracts	—	42,997	—

Total	$940,349	$48,712	$—

Liabilities

Futures Contracts(a)	$(122,181)	$—	$—

Interest Rate Swap Contracts(a)	—	(1,655)	—

Written option contracts	—	(48,478)	—

Total	$(122,181)	$(50,133)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$515,870,515	$—	$—

Investment Company	7,363,626	—	—

Total	$523,234,141	$—	$—

Derivative Type

Assets

Futures Contracts(a)	$91,615	$—	$—

Interest Rate Swap Contracts(a)	—	4,111,698	—

Purchased option contracts	—	39,017	—

Total	$91,615	$4,150,715	$—

Liabilities

Futures Contracts(a)	$(62,175)	$—	$—

Interest Rate Swap Contracts(a)	—	(1,073,992)	—

Written option contracts	—	(44,092)	—

Total	$(62,175)	$(1,118,084)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,347,694,254	$—

Mortgage-Backed Obligations	—	226,242,883	—

Asset-Backed Securities	—	251,130,416	—

Foreign Debt Obligations	—	33,415,925	—

Municipal Debt Obligations	—	83,901,146	—

U.S. Treasury Obligations	430,100,560	—	—

Exchange Traded Funds	49,574,611	—	—

Short-Term Investments	—	96,812,886	—

Total	$479,675,171	$2,039,197,510	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,896,588	$—

Futures Contracts(a)	13,601,692	—	—

Interest Rate Swap Contracts(a)	—	15,994,929	—

Credit Default Swap Contracts(a)	—	2,263,870	—

Purchased option contracts	—	246,505	—

Total	$13,601,692	$21,401,892	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,976,918)	$—

Futures Contracts(a)	(13,864,708)	—	—

Interest Rate Swap Contracts(a)	—	(9,208,692)	—

Credit Default Swap Contracts(a)	—	(20,693)	—

Written option contracts	—	(1,906,170)	—

Total	$(13,864,708)	$(13,112,473)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$183,713,701	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	465,287,628	144,607,849	—

Investment Company	903,651	—	—

Total	$466,191,279	$328,321,550	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(6,224,064)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Futures Contracts	$6,746,428	$—	$—

Interest Rate Swap Contracts	—	2,608,012	—

Total	$6,746,428	$2,608,012	$—

Liabilities(a)

Futures Contracts	$(3,350,521)	$—	$—

Interest Rate Swap Contracts	—	(117,488)	—

Total	$(3,350,521)	$(117,488)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,792,463,409	$—

Municipal Debt Obligations	—	38,911,573	—

U.S. Treasury Obligations	457,499,928	—	—

Investment Company	371,037,252	—	—

Short-Term Investments	—	1,392,306,537	—

Total	$828,537,180	$3,223,681,519	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ENHANCED INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts;	$6,230,958	(a)	Variation margin on swap contracts	$(5,129,060)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	258,027		—	—
Total		$6,488,985			$(5,129,060)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

GOVERNMENT INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options at value	$989,061	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(172,314)	(a)

INFLATION PROTECTED SECURITIES
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$4,242,330	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(1,180,259)	(a)

SHORT DURATION BOND
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$29,843,126	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(24,979,570)	(a)
Credit	Variation margin on swap contracts; Receivable for unrealized gain on swap contracts	2,263,870	(a)	Variation margin on swap contracts	(20,693)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,896,588		Payable for unrealized loss on forward foreign currency exchange contracts	(1,976,918)
Total		$35,003,584			$(26,977,181)

SHORT DURATION GOVERNMENT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts	$9,354,440	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(3,468,009)	(a)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ENHANCED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$8,141,722	$(488,307)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	29,548	258,027
Total		$8,171,270	$(230,280)

GOVERNMENT INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased option contracts, futures contracts, swap contracts and written option contracts /Net change in unrealized gain (loss) on purchased option contracts, futures contracts, swap contracts and written option contracts	$37,229	$236,902

INFLATION PROTECTED SECURITIES
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased option contracts, futures contracts, swap contracts and written option contracts /Net change in unrealized gain (loss) on purchased option contracts, futures contracts, swap contracts and written option contracts	$(1,033,787)	$2,896,700

SHORT DURATION BOND
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased option contracts, futures contracts, swap contracts and written option contracts/Net change in unrealized gain (loss) on purchased option contracts, futures contracts, swap contracts and written option contracts	$(2,561,701)	$2,320,416
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,580,680)	(710,039)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,257,718	28,411
Total		$(2,884,663)	$1,638,788

SHORT DURATION GOVERNMENT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,221,061	$(68,206)

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended March 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Funds	Futures Contracts	Forward Contracts	Swap Contracts	Purchased Swaptions	Written Swaptions
Enhanced Income	2,258	$415,899	$705,266,667	$—	$—
Government Income	435	—	27,547,500	40,813,333	57,426,667
Inflation Protected Securities	532	—	140,085,000	33,846,667	45,835,000
Short Duration Bond	8,500	530,909,460	2,311,063,982	355,568,924	293,351,767
Short Duration Government	3,957	—	83,686,667	—	—

(a)	Amounts disclosed represent average number of contracts for futures contracts or notional amounts for forward contracts, swap agreements, purchased and written swaptions, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives for the fiscal year ended March 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2022 , contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%
Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.48	+
Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.26	0.26
Short Duration Bond	0.40	0.36	0.34	0.33	0.32	0.37	0.35
Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.44	0.44
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.17	*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
+	The Investment Adviser agreed to waive a portion of its management fee equal to 0.03% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2022.
*	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2022.

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Notes to Financial Statements (continued)

March 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) and Goldman Sachs Financial Square Money Market Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Enhanced Income	$43,450
Government Income	59,319
Inflation Protected Securities	28,540
Short Duration Bond	448,625
Short Duration Government	33,266
Short-Term Conservative Income	1,449,197

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/ or Service Plan Rates
Fund	Class A*	Class C	Class R*	Service
Enhanced Income	0.15%	—%	—%	0.25%
Government Income	0.25	0.75	0.50	0.25
Inflation Protected Securities	0.25	0.75	0.50	—
Short Duration Bond	0.25	0.75	0.50	—
Short Duration Government	0.25	0.75	—	0.25
Short-Term Conservative Income	0.15	—	—	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees applicable to the Short Duration Government Fund’s and Short Duration Bond Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets attributable to Class C Shares of the respective Funds. These arrangements will remain in place through at least July 29, 2022, and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in these arrangements.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
Enhanced Income	$—
Government Income	4,652
Inflation Protected Securities	6,669
Short Duration Bond	1,689
Short Duration Government	804
Short-Term Conservative Income	—

D.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25 % of the average daily net assets attributable to Administration, Preferred, Class C or Service Shares of the Funds, as applicable.

Goldman Sachs implemented a voluntary temporary fee waiver equal to 0.25% and 0.10% of the Shareholder Administration Fees on the Administration and Preferred Shares of the Short-Term Conservative Income Fund, respectively. Such voluntary waiver may be discontinued or modified at any time without notice.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Administrative, Preferred, Institutional and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Government Income Fund through at least July 29, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Effective July 29, 2021, Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Short Duration Bond Fund through at least July 29, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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Notes to Financial Statements (continued)

March 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.044%, 0.014%, 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 29, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distribution and Service Fees	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$43,450	$—	$—	$—	$43,450
Government Income	149,443	—	23,521	571,039	744,003
Inflation Protected Securities	28,540	—	—	217,113	245,653
Short Duration Bond	448,625	10,288	15,436	545,642	1,019,991
Short Duration Government	33,266	39,980	—	541,402	614,648
Short-Term Conservative Income	4,123,870	4,439	—	658,369	4,786,678

G.  Line of Credit Facility — As of March 31, 2022, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2022, the Funds did not have any borrowings under the facility. The facility was increased to $1,250,000,000 effective April 22, 2022.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2022, Goldman Sachs earned $49,496, $18,886, $23,847, $221,469 and $82,327 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond and Short Duration Government Funds, respectively.

As of March 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Administration	Preferred	Service	Class R6
Enhanced Income	—%	—%	35%	—%
Short Duration Bond	—	—	—	7
Short-Term Conservative Income	100	100	—	—

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended March 31, 2022:

Fund	Underlying Funds	Beginning value as of March 31, 2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending value as of March 31, 2022	Shares as of March 31, 2022	Dividend Income
Enhanced Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$984,025,348	$(978,305,826)	$—	$—	$5,719,522	5,719,522	$7,729
	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	9,104	7	—	—	(3)	9,108	9,103	2
Government Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	55,603,927	203,527,568	(224,760,126)	—	—	34,371,369	34,371,369	14,367
Inflation Protected Securities	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	263,974,136	(256,610,510)	—	—	7,363,626	7,363,626	6,262
Short Duration Bond	Goldman Sachs Financial Square Government Fund — Institutional Shares	46,586,584	2,064,603,133	(2,111,189,717)	—	—	—	—	50,097
	Goldman Sachs Access High Yield Corporate Bond ETF	37,754,867	—	—	—	(2,104,617)	35,650,250	754,343	1,664,677
	Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	18,673,601	—	(3,979,770)	(55,698)	(713,772)	13,924,361	292,391	186,402
Short Duration Government	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	457,249,405	(456,345,754)	—	—	903,651	903,651	6,389
Short-Term Conservative Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	1,093,711,993	9,587,462,289	(10,310,137,030)	—	—	371,037,252	371,037,252	289,978

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Notes to Financial Statements (continued)

March 31, 2022

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2022, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$1,342,000	$417,487,108	$1,659,476	$106,691,509
Government Income	1,899,805,777	7,304,117	1,867,259,602	3,049,321
Inflation Protected Securities	325,973,991	—	334,608,882	—
Short Duration Bond	5,657,529,672	674,596,691	4,855,539,528	755,060,576
Short Duration Government	4,570,205,788	—	4,917,711,388	—
Short-Term Conservative Income	525,593,901	2,046,488,001	66,744,356	3,229,958,489

7. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended March 31, 2022 was as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$6,746,969	$7,611,861	$30,712,407	$23,729,779	$5,201,398	$14,747,428
Net long-term capital gains	—	—	—	1,344,317	—	—
Total taxable distributions	$6,746,969	$7,611,861	$30,712,407	$25,074,096	$5,201,398	$14,747,428
Tax return of capital	$—	$—	$—	$9,691,613	$—	$—

The tax character of distributions paid during the fiscal year ended March 31, 2021 was as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$6,889,394	$3,962,933	$4,948,454	$31,719,919	$11,262,719	$32,143,647
Net long-term capital gains	—	—	—	831,615	—	—
Total taxable distributions	$6,889,394	$3,962,933	$4,948,454	$32,551,534	$11,262,719	$32,143,647
Tax return of capital	$—	$—	$—	$2,274,336	$—	$—

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7. TAX INFORMATION (continued)

As of March 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income*	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income
Undistributed ordinary income — net	$1,212,258	$533,588	$3,897,959	$—	$1,478,436	$13,044
Undistributed long-term capital gains	3,927,653	—	—	—	—	—
Total undistributed earnings	$5,139,911	$533,588	$3,897,959	$—	$1,478,436	$13,044
Capital loss carryforwards(1):
Perpetual Short-Term	$(4,334,440)	$(3,089,007)	$—	$—	$(13,826,642)	$(4,731,830)
Perpetual Long-Term	(3,881,721)	(4,680,660)	—	—	(25,728,455)	—
Total capital loss carryforwards	$(8,216,161)	$(7,769,667)	$—	$—	$(39,555,097)	$(4,731,830)
Timing differences (Dividends Payable, Qualified Late Year Loss Deferral, Post October Loss Deferral and Straddle Loss Deferrals)	$(38,258)	$(3,145,081)	$(14,054,243)	$(24,345,077)	$(6,861,293)	$(2,677,120)
Unrealized gains (losses) — net	(24,671,753)	(9,882,006)	15,777,533	(67,073,654)	(18,872,850)	(18,847,420)
Total accumulated earnings (losses) net	$(27,786,261)	$(20,263,166)	$5,621,249	$(91,418,731)	$(63,810,804)	$(26,243,326)

*	The capital loss carryforwards for Goldman Sachs Enhanced Income Fund were acquired in a tax-free reorganization on January 28, 2022.
(1)	The Enhanced Income and Short-Term Conservative Income Funds utilized $4,432,987 and $519,480, respectively, of capital losses in the current fiscal year.

As of March 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income
Tax Cost	$1,051,828,962	$369,225,098	$510,708,347	$2,595,587,259	$819,361,171	$4,071,066,119
Gross unrealized gain	970,604	2,495,853	20,145,933	3,415,268	1,776,074	1,038,363
Gross unrealized loss	(25,642,357)	(12,377,859)	(4,368,400)	(70,488,922)	(20,648,924)	(19,885,783)
Net unrealized gains (losses)	$(24,671,753)	$(9,882,006)	$15,777,533	$(67,073,654)	$(18,872,850)	$(18,847,420)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

The Enhanced Income Fund reclassed $8,646,266 from distributable earnings to paid in capital for the year ending March 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from merger adjustments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

March 31, 2022

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large

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8. OTHER RISKS (continued)

shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on October 12-13, 2021, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by the Goldman Sachs Enhanced Income Fund (“Survivor Fund”) of the assets and liabilities of the Goldman Sachs High Quality Floating Rate Fund (“Acquired Fund”). The acquisition was completed as of the close of business on January 28, 2022.

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Notes to Financial Statements (continued)

March 31, 2022

10. OTHER MATTERS (continued)

The reorganization was recommended by the Funds’ investment adviser in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Fund were transferred in exchange for the Survivor Fund’s Class A, Institutional, Service, Investor, R6 and P Shares, which were then redistributed to the Acquired Fund’s shareholders, in a tax-free exchange as follows:

Acquired Fund/Survivor Fund	Exchanged Shares of Survivor Fund Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of January 28, 2022
High Quality Floating Rate, Class A/ Enhanced Income, Class A	624,924	$5,918,027	680,906
High Quality Floating Rate, Institutional/ Enhanced Income, Institutional	2,860,521	27,031,927	3,111,302
High Quality Floating Rate, Service/ Enhanced Income, Service	2,037	19,254	2,212
High Quality Floating Rate, Investor/ Enhanced Income, Investor	149,893	1,414,989	163,220
High Quality Floating Rate, Class R6/ Enhanced Income, Class R6	20,671	195,337	22,453
High Quality Floating Rate, Class P/ Enhanced Income, Class P	18,599,251	175,762,920	20,208,674

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation:

Acquired Fund/Survivor Fund	Survivor Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Survivor Fund’s Aggregate Net Assets Immediately after acquisition	Acquired Fund’s Unrealized Appreciation#	Acquired Fund’s Capital Loss Carryforward*
High Quality Floating Rate / Enhanced Income	$885,422,133	$205,662,188	$1,091,084,321	$168,802	$(8,732,820)

#	The Survivor Fund has elected to carry forward the assets of the Acquired Fund at the Acquired Fund’s historical cost basis for purposes of measuring unrealized appreciation and future realized gain or loss of those acquired assets.
*	Due to Fund reorganization, utilization of acquired losses may be substantially limited under the Code.

Assuming the acquisition had been completed on April 1, 2021, the Fund’s pro-forma results of operations for the year ended March 31, 2022 are as follows:

Net investment income	$5,838,022	(a)
Net realized and unrealized gain on investments	(19,807,692	)(b)
Net increase in net assets from operations	$(13,969,670)

(a)	$6,108,586 net investment income as reported at March 31, 2022, minus $382,175 from Acquired Fund pre-merger net investment income, plus $82,021 in lower net advisory fees, plus $29,590 of pro-forma eliminated other expenses.
(b)	$7,153,757 unrealized appreciation as reported at March 31, 2022, minus $22,108,966 pro-forma March 31, 2022 unrealized appreciation, plus $55,724 net realized losses as reported at January 28, 2022, minus $4,908,207 in net unrealized gain from Acquired Fund pre-merger.

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations since January 28, 2022.

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11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

March 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,483,556	$14,151,301	686,507	$6,561,245
Proceeds received in connection with merger	624,924	5,918,027	—	—
Reinvestment of distributions	11,280	106,898	11,232	106,960
Shares redeemed	(1,001,614)	(9,509,483)	(253,531)	(2,408,937)
	1,118,146	10,666,743	444,208	4,259,268
Administration Shares
Shares sold	85,315	822,332	1,239,718	11,863,312
Proceeds received in connection with merger	—	—	—	—
Reinvestment of distributions	4,122	39,270	5,424	51,718
Shares redeemed	(1,269,384)	(12,147,731)	(215)	(2,058)
	(1,179,947)	(11,286,129)	1,244,927	11,912,972
Institutional Shares
Shares sold	64,362,803	612,948,009	28,808,534	275,013,838
Proceeds received in connection with merger	2,860,521	27,031,927	—	—
Reinvestment of distributions	321,556	3,049,579	240,368	2,286,870
Shares redeemed	(55,299,501)	(525,572,035)	(17,262,599)	(164,495,559)
	12,245,379	117,457,480	11,786,303	112,805,149
Service Shares
Shares sold	1,054	10,000	—	—
Proceeds received in connection with merger	2,037	19,254	—	—
Reinvestment of distributions	3	32	—	—
Shares redeemed	(90)	(850)	—	—
	3,004	28,436	—	—
Investor Shares
Shares sold	546,634	5,198,895	385,873	3,671,137
Proceeds received in connection with merger	149,893	1,414,989	—	—
Reinvestment of distributions	7,516	71,155	10,200	96,912
Shares redeemed	(385,057)	(3,652,846)	(181,193)	(1,723,073)
	318,986	3,032,193	214,880	2,044,976
Class R6 Shares
Shares sold	523,448	4,992,592	2,378,037	22,527,484
Proceeds received in connection with merger	20,671	195,337	—	—
Reinvestment of distributions	19,469	185,041	65,661	624,385
Shares redeemed	(2,849,478)	(27,120,949)	(3,519,367)	(33,412,474)
	(2,285,890)	(21,747,979)	(1,075,669)	(10,260,605)
Class P Shares
Shares sold	43,178,208	410,667,069	42,079,871	400,749,113
Proceeds received in connection with merger	18,103,985	171,082,654	—	—
Reinvestment of distributions	336,163	3,182,990	366,105	3,486,142
Shares redeemed	(29,024,508)	(275,652,042)	(28,232,627)	(269,318,396)
	32,593,848	309,280,671	14,213,349	134,916,859

NET INCREASE	42,813,526	$407,431,415	26,827,998	$255,678,619

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	677,103	$10,174,581	1,719,223	$26,907,861
Reinvestment of distributions	86,377	1,292,450	42,889	669,366
Shares redeemed	(1,660,742)	(24,974,061)	(1,679,101)	(26,160,459)
	(897,262)	(13,507,030)	83,011	1,416,768
Class C Shares
Shares sold	16,671	250,665	123,850	1,940,266
Reinvestment of distributions	1,928	28,782	630	9,848
Shares redeemed	(69,686)	(1,044,367)	(284,166)	(4,431,364)
	(51,087)	(764,920)	(159,686)	(2,481,250)
Institutional Shares
Shares sold	2,295,430	34,459,450	9,109,190	142,361,864
Reinvestment of distributions	174,939	2,617,205	128,694	2,006,823
Shares redeemed	(4,393,129)	(66,253,852)	(10,946,632)	(171,065,536)
	(1,922,760)	(29,177,197)	(1,708,748)	(26,696,849)
Service Shares
Shares sold	326,078	4,843,635	403,357	6,302,297
Reinvestment of distributions	41,283	615,973	18,391	286,290
Shares redeemed	(605,473)	(9,040,553)	(776,572)	(12,078,129)
	(238,112)	(3,580,945)	(354,824)	(5,489,542)
Investor Shares
Shares sold	5,741,738	86,813,454	560,270	8,772,425
Reinvestment of distributions	102,890	1,530,038	8,034	125,554
Shares redeemed	(1,118,207)	(16,537,558)	(680,274)	(10,646,670)
	4,726,421	71,805,934	(111,970)	(1,748,691)
Class R6 Shares
Shares sold	183,709	2,740,414	519,916	8,123,561
Reinvestment of distributions	13,668	204,328	8,439	131,506
Shares redeemed	(240,339)	(3,599,180)	(456,570)	(7,098,872)
	(42,962)	(654,438)	71,785	1,156,195
Class R Shares
Shares sold	159,981	2,405,846	381,050	5,942,078
Reinvestment of distributions	18,041	269,600	7,416	115,649
Shares redeemed	(341,284)	(5,036,309)	(646,220)	(10,074,982)
	(163,262)	(2,360,863)	(257,754)	(4,017,255)
Class P Shares
Shares sold	11,473	172,858	302,776	4,743,407
Reinvestment of distributions	19,530	292,298	12,745	198,473
Shares redeemed	(291,908)	(4,419,944)	(322,904)	(5,024,928)
	(260,905)	(3,954,788)	(7,383)	(83,048)

NET INCREASE (DECREASE)	1,150,071	$17,805,753	(2,445,569)	$(37,943,672)

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Notes to Financial Statements (continued)

March 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,273,081	$26,277,970	3,431,948	$38,902,637
Reinvestment of distributions	205,993	2,370,365	26,720	306,591
Shares redeemed	(3,019,749)	(34,988,715)	(2,226,196)	(25,257,369)
	(540,675)	(6,340,380)	1,232,472	13,951,859
Class C Shares
Shares sold	221,295	2,507,918	94,008	1,047,418
Reinvestment of distributions	15,277	171,757	1,035	11,672
Shares redeemed	(52,746)	(594,980)	(86,335)	(961,471)
	183,826	2,084,695	8,708	97,619
Institutional Shares
Shares sold	8,822,352	103,483,823	8,960,956	103,001,296
Reinvestment of distributions	597,904	6,976,663	103,505	1,200,616
Shares redeemed	(11,195,548)	(129,844,843)	(7,684,937)	(88,404,965)
	(1,775,292)	(19,384,357)	1,379,524	15,796,947
Investor Shares
Shares sold	3,997,247	46,546,592	5,929,589	67,758,203
Reinvestment of distributions	378,577	4,387,325	54,886	632,926
Shares redeemed	(4,008,979)	(46,656,554)	(1,952,146)	(22,434,755)
	366,845	4,277,363	4,032,329	45,956,374
Class R6 Shares
Shares sold	9,173,841	107,663,766	6,428,838	74,013,840
Reinvestment of distributions	635,749	7,410,574	76,419	885,772
Shares redeemed	(5,867,759)	(68,085,778)	(1,864,000)	(21,437,842)
	3,941,831	46,988,562	4,641,257	53,461,770
Class R Shares
Shares sold	645,610	7,421,646	645,838	7,267,664
Reinvestment of distributions	84,600	968,609	8,466	96,736
Shares redeemed	(569,838)	(6,541,062)	(799,727)	(8,940,114)
	160,372	1,849,193	(145,423)	(1,575,714)
Class P Shares
Shares sold	916,826	10,680,321	2,317,114	26,355,528
Reinvestment of distributions	251,332	2,935,460	46,269	536,625
Shares redeemed	(2,386,202)	(27,204,758)	(889,424)	(10,062,158)
	(1,218,044)	(13,588,977)	1,473,959	16,829,995

NET INCREASE	1,118,863	$15,886,099	12,622,826	$144,518,850

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Bond Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,561,509	$25,911,758	7,346,750	$75,292,102
Reinvestment of distributions	82,270	829,620	80,674	825,741
Shares redeemed	(4,111,369)	(41,345,857)	(767,493)	(7,847,234)
	(1,467,590)	(14,604,479)	6,659,931	68,270,609
Class C Shares
Shares sold	150,207	1,520,733	204,916	2,101,081
Reinvestment of distributions	1,828	18,385	2,370	24,196
Shares redeemed	(106,139)	(1,065,648)	(87,876)	(894,013)
	45,896	473,470	119,410	1,231,264
Institutional Shares
Shares sold	28,335,258	286,799,233	28,121,177	288,700,675
Reinvestment of distributions	290,741	2,937,631	193,687	1,984,052
Shares redeemed	(38,089,483)	(384,670,560)	(6,120,044)	(62,642,885)
	(9,463,484)	(94,933,696)	22,194,820	228,041,842
Investor Shares
Shares sold	2,745,582	27,876,170	3,048,495	31,257,537
Reinvestment of distributions	40,617	410,157	25,886	265,221
Shares redeemed	(2,856,581)	(28,731,125)	(1,004,612)	(10,291,540)
	(70,382)	(444,798)	2,069,769	21,231,218
Class R6 Shares
Shares sold	5,481,563	55,335,761	771,298	7,864,878
Reinvestment of distributions	31,763	316,488	10,925	112,018
Shares redeemed	(456,091)	(4,603,821)	(112,141)	(1,148,046)
	5,057,235	51,048,428	670,082	6,828,850
Class R Shares
Shares sold	70,600	721,816	270,015	2,775,581
Reinvestment of distributions	193	1,952	1,838	18,891
Shares redeemed	(72,328)	(734,517)	(268,040)	(2,771,192)
	(1,535)	(10,749)	3,813	23,280
Class P Shares
Shares sold	118,990,591	1,204,898,081	214,563,569	2,193,098,631
Reinvestment of distributions	2,969,839	29,958,001	3,068,323	31,402,380
Shares redeemed	(106,043,868)	(1,069,432,205)	(89,525,895)	(917,367,833)
	15,916,562	165,423,877	128,105,997	1,307,133,178

NET INCREASE	10,016,702	$106,952,053	159,823,822	$1,632,760,241

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Notes to Financial Statements (continued)

March 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	773,035	$7,624,661	5,692,316	$57,024,071
Reinvestment of distributions	23,040	226,814	73,743	738,968
Shares redeemed	(3,903,190)	(38,609,150)	(4,281,453)	(42,901,558)
	(3,107,115)	(30,757,675)	1,484,606	14,861,481
Class C Shares
Shares sold	164,932	1,617,036	853,632	8,491,586
Reinvestment of distributions	711	6,905	6,503	64,727
Shares redeemed	(599,472)	(5,867,083)	(791,231)	(7,870,701)
	(433,829)	(4,243,142)	68,904	685,612
Institutional Shares
Shares sold	18,105,170	178,891,797	38,476,280	384,079,462
Reinvestment of distributions	230,106	2,260,241	455,332	4,546,020
Shares redeemed	(37,410,329)	(368,293,422)	(22,795,947)	(227,457,990)
	(19,075,053)	(187,141,384)	16,135,665	161,167,492
Service Shares
Shares sold	124,834	1,230,767	382,348	3,816,553
Reinvestment of distributions	1,375	13,409	6,313	62,964
Shares redeemed	(288,582)	(2,833,131)	(275,680)	(2,748,662)
	(162,373)	(1,588,955)	112,981	1,130,855
Investor Shares
Shares sold	641,778	6,321,923	2,674,784	26,815,447
Reinvestment of distributions	18,822	185,471	43,437	435,568
Shares redeemed	(1,654,430)	(16,331,017)	(2,707,097)	(27,137,998)
	(993,830)	(9,823,623)	11,124	113,017
Class R6 Shares
Shares sold	628,778	6,183,477	1,210,169	12,086,008
Reinvestment of distributions	9,699	95,127	15,938	159,159
Shares redeemed	(836,530)	(8,230,523)	(823,772)	(8,227,718)
	(198,053)	(1,951,919)	402,335	4,017,449
Class P Shares
Shares sold	6,250,053	61,589,287	19,703,647	196,620,829
Reinvestment of distributions	194,714	1,910,078	445,377	4,446,043
Shares redeemed	(14,393,703)	(141,836,547)	(20,263,891)	(202,287,699)
	(7,948,936)	(78,337,182)	(114,867)	(1,220,827)

NET INCREASE (DECREASE)	(31,919,189)	$(313,843,880)	18,100,748	$180,755,079

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,610,643	$26,272,268	16,307,415	$163,831,667
Reinvestment of distributions	4,913	49,407	39,046	392,428
Shares redeemed	(9,782,264)	(98,388,355)	(8,545,439)	(85,987,966)
	(7,166,708)	(72,066,680)	7,801,022	78,236,129
Administration Shares
Shares sold	—	—	3,807	37,888
Reinvestment of distributions	8	78	286	2,862
Shares redeemed	—	—	(107,187)	(1,078,301)
	8	78	(103,094)	(1,037,551)
Preferred Shares
Reinvestment of distributions	8	78	18	185
	8	78	18	185
Institutional Shares
Shares sold	494,073,299	4,973,424,557	294,511,957	2,966,491,798
Reinvestment of distributions	667,926	6,719,178	1,118,156	11,241,129
Shares redeemed	(557,417,824)	(5,609,698,428)	(186,168,577)	(1,873,704,607)
	(62,676,599)	(629,554,693)	109,461,536	1,104,028,320
Investor Shares
Shares sold	12,174,006	122,389,338	20,375,798	204,988,191
Reinvestment of distributions	17,979	180,621	79,503	799,305
Shares redeemed	(10,322,391)	(103,849,046)	(20,232,410)	(203,757,282)
	1,869,594	18,720,913	222,891	2,030,214
Class R6 Shares
Shares sold	7,449,089	75,012,329	7,938,481	80,019,849
Reinvestment of distributions	61,873	622,636	205,664	2,068,084
Shares redeemed	(20,617,675)	(207,734,566)	(5,260,764)	(53,010,522)
	(13,106,713)	(132,099,601)	2,883,381	29,077,411
Class P Shares
Shares sold	191,223,233	1,922,394,986	309,913,065	3,117,152,461
Reinvestment of distributions	671,291	6,747,097	1,675,142	16,830,884
Shares redeemed	(331,874,420)	(3,336,589,104)	(196,039,752)	(1,971,408,653)
	(139,979,896)	(1,407,447,021)	115,548,455	1,162,574,692

NET INCREASE (DECREASE)	(221,060,306)	$(2,222,446,926)	235,814,209	$2,374,909,400

161

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Bond Fund (formerly known as Goldman Sachs Short Duration Income Fund), and Goldman Sachs Short-Term Conservative Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Bond Fund (formerly known as Goldman Sachs Short Duration Income Fund), and Goldman Sachs Short-Term Conservative Income Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

∎

163

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

164

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022, which represents a period of 182 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*

Class A
Actual	$1,000.00	$984.30		$2.82	$1,000.00	$942.70		$4.07	$1,000.00	$989.90		$3.32
Hypothetical 5% return	1,000.00	1,022.09	+	2.87	1,000.00	1,022.09	+	4.23	1,000.00	1,021.59	+	3.38
Class C
Actual	—	—		—	1,000.00	939.30		7.69	1,000.00	987.20		7.04
Hypothetical 5% return	—	—		—	1,000.00	1,017.00	+	8.00	1,000.00	1,017.85	+	7.14
Administration
Actual	1,000.00	984.20		2.92	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,021.99	+	2.97	—	—		—	—	—		—
Institutional
Actual	1,000.00	985.40		1.68	1,000.00	944.10		2.57	1,000.00	991.50		1.69
Hypothetical 5% return	1,000.00	1,023.24	+	1.72	1,000.00	1,022.29	+	2.67	1,000.00	1,023.24	+	1.72
Service
Actual	1,000.00	987.70		2.52	1,000.00	941.60		4.94	—	—		—
Hypothetical 5% return	1,000.00	1,010.69	+	4.26	1,000.00	1,019.85	+	5.14	—	—		—
Investor
Actual	1,000.00	985.00		2.08	1,000.00	943.90		2.81	1,000.00	991.10		2.08
Hypothetical 5% return	1,000.00	1,022.84	+	2.12	1,000.00	1,022.04	+	2.92	1,000.00	1,022.84	+	2.12
Class R6
Actual	1,000.00	985.50		1.63	1,000.00	944.10		2.47	1,000.00	991.60		1.64
Hypothetical 5% return	1,000.00	1,023.29	+	1.66	1,000.00	1,022.39	+	2.57	1,000.00	1,023.29	+	1.66
Class R
Actual	—	—		—	1,000.00	941.50		5.23	1,000.00	988.60		4.56
Hypothetical 5% return	—	—		—	1,000.00	1,019.55	+	5.44	1,000.00	1,020.34	+	4.63
Class P
Actual	1,000.00	985.50		1.63	1,000.00	944.10		2.52	1,000.00	992.40		1.64
Hypothetical 5% return	1,000.00	1,023.29	+	1.66	1,000.00	1,022.34	+	2.62	1,000.00	1,023.29	+	1.66

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Administration	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	0.57%	—%	0.59%	0.34%	0.85%	0.42%	0.33%	—%	0.33%
Government Income	0.84	1.59	—	0.53	1.02	0.58	0.51	1.08	0.52
Inflation Protected Securities	0.67	1.42	—	0.34	—	0.42	0.33	0.92	0.33

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

165

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2022 (Unaudited) (continued)

	Short Duration Bond Fund				Short Duration Government Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*

Class A
Actual	$1,000.00	$959.10		$3.52	$1,000.00	$962.80		$3.96	$1,000.00	$995.30		$2.19
Hypothetical 5% return	1,000.00	1,021.34	+	3.63	1,000.00	1,020.89	+	4.08	1,000.00	1,022.74	+	2.22
Class C
Actual	1,000.00	957.20		5.47	1,000.00	960.40		5.91	—	—		—
Hypothetical 5% return	1,000.00	1,019.35	+	5.64	1,000.00	1,018.90	+	6.09	—	—		—
Administration
Actual	—	—		—	—	—		—	1,000.00	995.50		1.04
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,023.88	+	1.06
Preferred
Actual	—	—		—	—	—		—	1,000.00	996.50		1.05
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,023.88	+	1.06
Institutional
Actual	1,000.00	960.70		2.00	1,000.00	962.40		2.35	1,000.00	995.40		1.09
Hypothetical 5% return	1,000.00	1,022.89	+	2.07	1,000.00	1,022.54	+	2.42	1,000.00	1,023.83	+	1.11
Service
Actual	—	—		—	1,000.00	959.80		4.79	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,020.04	+	4.94	—	—		—
Investor
Actual	1,000.00	960.40		2.30	1,000.00	963.60		2.74	1,000.00	995.00		1.49
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,022.14	+	2.82	1,000.00	1,023.44	+	1.51
Class R6
Actual	1,000.00	960.70		1.96	1,000.00	963.90		2.30	1,000.00	995.50		1.04
Hypothetical 5% return	1,000.00	1,022.94	+	2.02	1,000.00	1,022.59	+	2.37	1,000.00	1,023.88	+	1.06
Class R
Actual	1,000.00	958.00		4.74	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.09	+	4.89	—	—		—	—	—		—
Class P
Actual	1,000.00	961.70		1.96	1,000.00	962.90		2.30	1,000.00	995.50		1.04
Hypothetical 5% return	1,000.00	1,022.94	+	2.02	1,000.00	1,022.59	+	2.37	1,000.00	1,023.88	+	1.06

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Administration	Preferred	Institutional	Service	Investor	Class R6	Class R	Class P
Short Duration Income	0.72%	1.12%	—%	—%	0.41%	—%	0.47%	0.40%	0.97%	0.40%
Short Duration Government	0.81	1.21	—	—	0.48	0.98	0.56	0.47	—	0.47
Short-Term Conservative Income	0.44	—	0.21	0.21	0.22	—	0.30	0.21	—	0.21

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				108	None

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Vertical Aerospace Ltd. (an aerospace and technology company)

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				108	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

167

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Verizon Communications Inc.

Interested Trustee*

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	173	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2022, Goldman Sachs Trust consisted of 91 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 43 portfolios (29 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

168

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $25,975,408 as interest-related dividends paid during the fiscal year ended March 31, 2022.

Pursuant to Section 871(k) of the Internal Revenue Code, the Government Income and Inflation Protected Securities Funds designate $4,715,551 and $4,736,999 as short-term capital gain dividends paid during the fiscal year ended March 31, 2022.

Pursuant to Section 852 of the Internal Revenue Code, the Short Duration Bond Fund designates $1,344,317 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2022.

For the fiscal year ended March 31, 2022, the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government, Short Duration Bond, and Short-Term Conservative Income Funds designate 96.92%, 38.05%, 92.18%, 100%, 100%, 99.96% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

169

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Jessica Palmer, Chair

Dwight L. Bush

Kathryn A. Cassidy

John G. Chou*

Diana M. Daniels

Joaquin Delgado

Eileen H. Dowling

James A. McNamara

Roy W. Templin

Gregory G. Weaver

Paul C. Wirth*

*Effective April 12, 2022.

OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2022 Goldman Sachs. All rights reserved. 279345-OTU-1609541 SDFIAR-22

Goldman Sachs Funds

Annual Report	March 31, 2022

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2022 (the “Reporting Period”), the performance of the fixed income markets was broadly influenced by economic growth expectations, the spread of COVID-19 variants, rising inflation, higher interest rates, heightened geopolitical tensions, and the monetary and fiscal stimulus policies of central banks and governments.

In April 2021, when the Reporting Period began, the U.S. Federal Reserve (the “Fed”) was upbeat as economic data improved, but it did not hint at tapering its monthly purchases of U.S. Treasury securities and mortgage-backed securities, saying policymakers still needed to see “substantial progress” on employment and inflation goals. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as economic reopening, policy support and temporary supply shortages, were likely to continue distorting economic data in the near term. This led to a recalibration in the market’s economic growth expectations, though the reassessment may also have reflected investors’ concerns about the spreading COVID-19 Delta variant and the potential of a sooner than consensus anticipated withdrawal of Fed policy support. Indeed, during June, Fed officials began to discuss when it might be appropriate to start tapering its asset purchases. The Fed’s median dot plot projection forecast two interest rates hikes in 2023, sparking a hawkish market response that led to a flattening of the U.S. Treasury yield curve and a strengthening of the U.S. dollar. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee. Hawkish tends to imply higher interest rates; opposite of dovish. Yield curve is a spectrum of interest rates based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.)

In July 2021, investors generally focused on the spread of the Delta variant, especially in countries with low levels of vaccination, and its potential impact on the global economic recovery. Technical factors, i.e., supply and demand, also bolstered spread, or non-government bond, sectors. The Fed kept monetary policy unchanged but noted the U.S. economy was “making progress” towards its price stability and employment goals. In Europe, the European Central Bank (“ECB”) strengthened its forward guidance, cementing its dovish policy stance for the near term. The global economic recovery continued in August though markets remained focused on concerns around the Delta variant. The main macro event was the Fed’s Jackson Hole symposium during which Fed Chair Jerome Powell gave a dovish speech. He noted that substantial progress had been made on the Fed’s labor market mandate and reiterated the Fed’s view that an uptick in U.S. inflation was largely driven by “transitory” factors. These comments eased market nerves about the pace of monetary policy normalization. During September, as inflationary trends continued, driven by a sharp rise in energy prices and persistent supply-chain bottlenecks, developed markets’ central banks delivered or hinted at sooner than previously consensus expected policy normalization. In the U.S., the Fed stated it might start raising interest rates during 2022 and tapering of its asset purchases “may soon be warranted.”

Interest rates were volatile in October 2021 as investors shifted their expectations about the withdrawal of accommodative central bank monetary policies amid a series of upside inflation surprises. Higher inflation data was driven by rising energy prices, though it was also evident in cyclical and underlying measures, such as rent prices and wage growth. In this environment, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.” During November, macroeconomic data continued to challenge central bank views about the temporary nature of rising inflation. The U.S. Bureau of Labor Statistics reported that the Consumer Price Index, a measure of inflation, increased from an annualized rate of 5.4% in September to 6.2% in October, levels not seen in three decades. The Fed said it could be patient about raising interest rates but indicated it would not hesitate to act if inflation continued to rise. At the same time, policymakers began to scale back the Fed’s $120 billion a month asset purchase program. Meanwhile, the emergence of the COVID-19 Omicron variant introduced another source of uncertainty into the global outlook. In December, there were several notable central bank actions. As inflation remained elevated, the Fed announced it would accelerate the pace of its asset purchase tapering starting in January 2022 and said it might hike interest rates three times in 2022. In the U.K. and Norway, central bank officials raised policy rates, with the Bank of England (“BoE”) citing strong labor and inflation data. The ECB unveiled a new dovish quantitative easing formulation, with its Pandemic Emergency Purchase Programme scheduled to end in March 2022.

In January 2022, fixed income markets broadly reflected the impact of inflationary pressures and generally hawkish monetary policy developments. U.S. Fed policymakers kept interest rates on hold but hinted they might hike interest rates in March. Elsewhere, the BoE raised rates, while the ECB opened the door for rate increases some time in 2022. During February, geopolitical tensions added uncertainty to an already complex investment backdrop. Inflation surged to new multi-decade highs, as

1

MARKET REVIEW

energy and commodity prices jumped in response to Russia’s invasion of Ukraine late in the month. The Fed accelerated the pace of its asset purchase tapering, with the goal of ending the program in March 2022. Following the onset of the Russia-Ukraine war and against the backdrop of tightening financial conditions, a number of developed markets’ central banks took policy action. Fed officials raised short-term interest rates by 25 basis points, the first rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.) Fed officials also forecast six more increases by the end of 2022. Elsewhere, the BoE and Norway’s central bank also raised their policy interest rates. The ECB delivered a hawkish message but did not hike rates, signaling its asset purchases would conclude in the third quarter of 2022, which suggested to many observers that ECB policymakers were more focused on upside inflation risks than on downside economic growth risks.

For the Reporting Period overall, spread sectors broadly posted losses that underperformed U.S. Treasuries. Sovereign emerging markets debt and mortgage-backed securities were weakest, followed at some distance by investment grade corporate bonds, agency securities and asset backed securities, which all recorded declines and underperformed U.S. Treasury securities. The notable exception was high yield corporate bonds, which also posted a negative absolute return but which outperformed U.S. Treasury securities during the Reporting Period.

The U.S. Treasury yield curve flattened, as yields on securities of shorter-term maturities rose more than yields on securities of longer-term maturities. In March, when the Fed hiked short-term interest rates amidst market concerns about a potential U.S. economic slowdown, the U.S. Treasury yield curve inverted between two-year and 10-year maturities. For the Reporting Period as a whole, the yield on the bellwether 10-year U.S. Treasury rose approximately 58 basis points to end March 2022 at 2.32%.

Looking Ahead

In early 2022, the breadth and persistence of inflationary pressures prompted an increase in interest rates as the fixed income market reassessed the monetary policy outlook. At the end of the Reporting Period, from a starting point of above-target inflation, tight labor markets and above-trend economic growth, we expected central banks to have limited tolerance going forward for additional supply-side shocks. As a result, we anticipated there would be continued unwinding of accommodative monetary policy, though there were likely to be differences in how various central banks took action. In addition, our expectations for quantitative policy tightening in 2022 implied the largest sequential decline in central bank balance sheets since quantitative easing was implemented in response to the COVID-19 shock in early 2020.

Regarding global economic growth, we expected it to continue normalizing due to fading fiscal stimulus, tightening financial conditions and reduced reopening effects. As for inflation, we continued to view it largely as a pandemic phenomenon at the end of the Reporting Period. In our view, inflation has been fueled by stimulus-driven demand combined with supply disruptions from stop-and-start economic activity restrictions, particularly in export-oriented manufacturing economies, such as China. A tight labor market has led to a surge in wage growth, particularly in the U.S. Meanwhile, we thought Russia’s invasion of Ukraine presented upside risks to headline inflation through higher commodity prices, particularly for energy and food. The conflict also seemed likely to accentuate investor concerns around unanchored inflation expectations and an upward wage-price spiral that could lift core inflation, in our opinion. Overall, we thought disruptions to commodity supply would dominate the economic and financial implications of the Russia-Ukraine war, with the economic costs likely to be unevenly distributed. These disruptions were likely to involve all commodities—energy, food and metals, and we expected Europe to be affected more than the U.S. In addition, we believed the inflation squeeze on household disposable incomes and weaker market sentiment due to the conflict presented downside risks to the financial markets.

As the Reporting Period concluded, we were closely monitoring the impact of tighter financial conditions, developments in the labor market and cyclical segments of the economy, such as the housing market. In our view, macro and corporate conditions were consistent with a mid-cycle economic environment, and we believed navigating the investment landscape during a war in Europe and an ongoing pandemic underscored the importance of humility and investment discipline.

Of note, by the end of the Reporting Period, a number of index providers, including Bloomberg LP, J.P. Morgan and MSCI, had excluded Russian securities from their respective fixed income and equity indices in response to Russia’s invasion of Ukraine.

2

FUND RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -7.64%, -8.34%, -7.35%, -7.47%, -7.34% and -7.43%, respectively. These returns compare to the -7.44% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Effective March 31, 2022, on the last day of the Reporting Period, J.P. Morgan excluded Russian sovereign and corporate debt from the Index in response to Russia’s invasion of Ukraine.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	External emerging markets debt was influenced most during the Reporting Period by global economic conditions, elevated inflation, shifting central bank monetary policy and geopolitical events.

When the Reporting Period began in April 2021, a global economic recovery was underway, though it was subsequently hampered by shutdowns due to the COVID-19 Delta and Omicron variants. Inflation increased amid pandemic-related supply-chain disruptions, which grew more persistent and widespread as the Reporting Period progressed. In an effort to stem inflation, a number of central banks began to tighten monetary policy. In the first quarter of 2022, rising geopolitical tensions and Russia’s invasion of Ukraine added to inflationary pressures and increased overall market uncertainty.

In this environment, external emerging markets debt broadly declined, as sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened.

During the Reporting Period overall, external emerging markets debt, as represented by the Index, recorded a return of -7.44%, with higher quality sectors of the Index holding up better than lower quality sectors. Sovereign spreads tightened by approximately 46 basis points, ending the Reporting Period 399 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The worst performing emerging external debt markets in the Index (in U.S. dollar terms1) during the Reporting Period were Ukraine (-54.36%), El Salvador (-41.24%) and Tunisia (-17.46%). The best performing emerging external debt markets were Ecuador (+42.31%), Zambia (+23.61%) and Angola (+14.37%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s share classes generated mixed results versus the Index. The Fund benefited from active currency management (which is primarily accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies), which added broadly to relative returns. Our U.S. duration positioning strategy also contributed positively.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

3

FUND RESULTS

(Duration is a measure of the Fund’s sensitivity to changes in interest rates.) In addition, the Fund was helped by security selection in local emerging markets debt. These positive results were counterbalanced by security selection within sovereign emerging markets debt and external markets corporate bonds, which detracted.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund was helped during the Reporting Period by its long beta exposure (that is, the Fund’s broad overweight versus the Index) to emerging markets corporate bonds, which was offset somewhat by its long beta exposure to sovereign emerging markets bonds, which dampened results.

Effective selection in Mexican and Brazilian local interest rates contributed positively to the Fund’s relative returns, as high inflationary pressures in each country forced their respective central banks to hike interest rates. For example, Brazil raised its interest rates seven times in 2021 from 2.0% to 9.25%, making it the most aggressive tightening cycle in the world, as the country confronted double-digit inflation. On the other hand, our selection in South African and Egyptian local interest rates detracted modestly from the Fund’s performance during the Reporting Period.

Within our selection of emerging corporate and quasi-sovereign bonds, the Fund’s overweight position versus the Index in Huarong Finance detracted from relative performance. During the second quarter of 2021, the China-based asset management company failed to report financial results on time because of an undisclosed transaction, after which Chinese media outlets published multiple articles suggesting the company might require additional capital and a potential restructuring. This led to a significant sell-off. The company’s bonds stabilized during the third calendar quarter due to a recapitalization from a consortium of Chinese financial institutions, with the support of policymakers. In addition, the Fund’s exposure to Russian corporate bonds hurt relative returns during the Reporting Period, as Russia invaded Ukraine and the international community subsequently imposed sanctions. Specifically, the Fund was hampered by overweight positions in Gazprom, a majority state-owned multinational energy corporation, Credit Bank of Moscow, and Lukoil, an integrated oil and gas company. On the other hand, the Fund benefited from its exposure to Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela, especially in March 2022, as crude oil prices reached all-time highs amid the Russia-Ukraine conflict. Elsewhere, an overweight in the corporate bonds of Ireland-based GTLK Europe Designated Activity Company, which provides aircraft finance and leasing services, bolstered the Fund’s relative performance.

In terms of positioning within external emerging markets debt, the Fund’s overweights compared to the Index in Lebanon and Ukraine dampened relative performance during the Reporting Period. Lebanon suffered on the back of continued political turmoil within the country and rising diplomatic crises with other Gulf countries. Meanwhile, Ukraine came under pressure amid rising military tensions with Russia and the subsequent invasion. Offsetting some of these results was the Fund’s overweight versus the Index in Ecuadoran external bonds, which added to relative returns as a new president took office during the second quarter of 2021, causing the country’s bonds to outperform given that new government policies focused on maintaining open market conditions. Ecuador also benefited from rising crude oil prices during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	Our U.S. duration positioning strategy added to the Fund’s relative performance during the Reporting Period. When the Reporting Period started, the Fund held a long duration position on the U.S. Treasury yield curve, implemented as part of a credit-duration paired strategy we were using to hedge the Fund’s position in corporate credit. As interest rates rose during the second quarter of 2021, we gradually eliminated the Fund’s long duration position and the credit-duration paired strategy, which had a positive impact on the Fund’s performance during the Reporting Period overall. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning strategy did not have a material impact on performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, swap futures, interest rate swaps, credit default swaps, currency forwards and forward foreign currency exchange contracts. U.S. Treasury futures were used to manage U.S. interest rate duration and hedge the risk of changes in U.S. interest rates. Swap futures and interest rate swaps were used to express our views on the direction of

4

FUND RESULTS

a country’s interest rates. A specialized index of credit default swaps (“CDX”) was utilized to implement specific credit-related investment strategies. Currency forwards and forward foreign currency exchange contracts were employed for hedging purposes or to express a positive view on a given currency. Derivatives may be used in combination with cash securities to implement our views in the Fund.

The Fund’s use of U.S. Treasury futures had a negative impact on its performance during the Reporting Period. Collectively, the use of currency forwards and forward foreign currency exchange contracts had a positive impact on returns. The Fund’s use of interest rate swaps contributed positively to performance, while the use of CDX detracted from results. During the Reporting Period, the use of swap futures had a neutral impact on the Fund’s performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Among positions in external bonds, we increased the Fund’s underweight positions versus the Index in Brazil and Hungary during the Reporting Period. We reduced its overweight in Paraguay. In addition, we established overweight positions in Bahrain, China and India, and we established an underweight in Indonesia. Regarding local interest rates, we added exposure to Brazil, China and South Korea. We eliminated its exposure to Polish and South African local interest rates during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held an overweight position in Romanian sovereign and quasi-sovereign emerging markets bonds. In our view, default risk on these bonds remained low due to modest debt levels, high commitment to fiscal consolidation and large foreign exchange reserves. Additionally, Romania’s economy grew strongly during the past five years. The Fund was overweight Mexican sovereign debt because we thought the country’s debt levels were manageable and should decline as fiscal policy remained tight, while economic growth, which was significantly above pre-COVID-19 levels at the end of the Reporting Period, continued to recover. We believed Mexico had a credible monetary policy framework built around a flexible exchange rate and inflation targeting, which should help minimize account and external imbalances, in our view. The Fund was underweight Uruguay sovereign and quasi-sovereign emerging markets bonds at the end of the Reporting Period due to extended valuations. While we thought Uruguay was on a positive macroeconomic trajectory, with solid foreign exchange reserves, moderate debt levels and a government committed to fiscal consolidation, we saw its sovereign debt spreads as low relative to its peers. The Fund was underweight Philippines sovereign debt, as valuations remained tight in comparison to bonds with similar ratings.

Regarding currencies, the Fund held long positions in high carry emerging markets currencies in countries where central banks had hawkish biases and in countries that were energy exporters. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Hawkish tends to suggest higher interest rates; opposite of dovish.) Specifically, the Fund was long the Brazilian real, South African rand, Chilean peso and Mexican peso. It was short the Indian rupee, as the country’s central bank appeared dovish and India is an energy importer. (Dovish tends to suggest lower interest rates; opposite of hawkish.) The Fund held a short position in the Turkish lira because of unorthodox central bank policies and geopolitical risk, in our view. In addition, at the end of the Reporting Period, the Fund had short positions in low yielding Asian currencies, including the South Korean won, Chinese renminbi and Taiwanese dollar. The Fund was long the U.S. dollar, as we believed the short-term implications of Russia’s invasion of Ukraine were likely to benefit the U.S. dollar compared to the euro. In our view, the Russia/Ukraine war should have a larger impact on European economic growth, especially in countries where the Fund maintained short currency positions, specifically the euro, Swedish krona, British pound, Czech koruna and Hungarian forint. We increased the Fund’s long positions in the currencies of countries with commodity exposure, including the Australian dollar, Canadian dollar and Norwegian krone, during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed investors were focused primarily on geopolitical tensions, which had added uncertainty to the already complex investment backdrop of high inflation and hawkish monetary policy. We expected the U.S. Federal Reserve to deliver a total of six

5

FUND RESULTS

interest rate hikes in 2022 overall, followed by balance sheet unwinding in the third calendar quarter. Broadly speaking, we continued to believe the macro environment and policy backdrop favored exposure to spread (or non-government bond) sectors.

Within emerging markets debt broadly, we expected the rapidly evolving Russia/Ukraine crisis to dominate the near-term global outlook, boosting uncertainty and creating potential downside risk. Late in the Reporting Period, as the Russia/Ukraine war continued and sanctions on Russia were introduced, gold and crude oil prices reached all-time highs, with commodity markets directly affected. In our view, the rise in commodity prices was likely to weigh on manufacturing exporters, disrupting global supply chains and heavy industrial users in the European Union. However, we believed these conditions should temporarily support the economic growth and external balances of commodity-exporting emerging markets regions, such as Latin America. Overall, we expected the commodity supply shock, particularly in crude oil, natural gas and palladium, to push inflation higher than many observers had previously forecast and thought it might also weaken global economic growth.

Going forward, we intended to monitor closely the fluid situation between Russia and Ukraine as well as potential escalation or spillover effects to other countries. At the end of the Reporting Period, we believed contagion was generally well contained, but we thought Central Eastern Europe countries were likely to underperform in the near term reflecting the additional geopolitical risk of their geographic proximity to the conflict and their trade linkages with Russia and/or Ukraine. Meanwhile, the war’s macroeconomic shock had already affected frontier markets’ currencies and had limited their valuation buffers, in our opinion, which seemed to leave room for currency differentiation driven by commodity terms-of-trade dynamics and exposure to each of the conflicting countries. (A frontier market is a country that is more established than the least developed countries but is still less established than the emerging markets broadly. Terms-of-trade is the ratio of an index of a country’s export prices to an index of its import prices.) We were also aware at the end of the Reporting Period that Latin America presented election risk in 2022 given that several countries would enter presidential election cycles. Lastly, we believed emerging markets corporate bonds continued to have value due to robust stand-alone fundamentals and lower sensitivity to interest rates, which could further benefit if China’s high yield property sector stabilized in the near term. Regarding China, we noted the vice premier had stated at a meeting of the country’s top financial policy committee that the Chinese government should introduce policies that benefited markets. The committee promised to stimulate the Chinese economy, ease regulatory crackdowns and support the property and technology sectors. We planned to monitor the situation in China’s real estate sector for policy developments, which we considered necessary for the stabilization of the sector. Additionally, we planned to continue monitoring the spread of COVID-19 within China and the corresponding lockdowns across various cities and regions.

6

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2022

TOP TEN COUNTRY ALLOCATION[1]

	% of Net Assets

	As of 3/31/22	As of 3/31/21

Mexico	6.6%	6.6%
Turkey	4.0	4.8
Indonesia	3.2	4.0
Oman	3.1	1.9
Nigeria	3.1	2.0
Dominican Republic	3.1	3.0
Egypt	3.0	3.8
Bahrain	2.7	1.8
Colombia	2.7	3.1
Romania	2.7	1.9
Other	54.4	54.2

[1]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 4.4% as of 3/31/22 and 5.5% as of 3/31/21. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-7.64%	0.46%	2.82%	—
Including sales charges	-11.76%	-0.46%	2.35%	—

Class C
Excluding contingent deferred sales charges	-8.34%	-0.29%	2.05%	—
Including contingent deferred sales charges	-9.26%	-0.29%	2.05%	—

Institutional	-7.35%	0.79%	3.16%	—

Investor	-7.47%	0.72%	3.08%	—

Class R6 (Commenced July 31, 2015)	-7.34%	0.80%	N/A	2.59%

Class P (Commenced April 20, 2018)	-7.43%	N/A	N/A	0.07%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

FUND RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges of -1.77%, -2.50%, -1.48%, -1.99%, -1.52%, -1.46%, -1.87% and -1.47%, respectively. These returns compare to the -0.66% average annual total return of the Fund’s benchmark, the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”), during the same time period.
Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	High yield corporate bonds generated positive returns during the second quarter of 2021, when the Reporting Period began, with market sentiment boosted by declining interest rates, higher crude oil prices, improving corporate fundamentals and supportive U.S. Federal Reserve (“Fed”) policy. At the same time, high yield corporate bonds were challenged by investors’ inflationary fears, which led to investment outflows from high yield corporate bond mutual funds. In the third calendar quarter, high yield corporate bonds produced a small gain, fueled by rising oil prices, better than consensus expected corporate earnings and investors’ continued search for yield. That said, risk-off sentiment, or decreased risk appetite, surfaced in the second half of the quarter following hawkish Fed comments and the resulting rise in interest rates. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Modest positive performance continued in the fourth quarter of 2021, as high yield corporate bonds benefited from improving corporate earnings and stabilizing commodity prices. However, concerns about the COVID-19 Omicron variant and ongoing interest rate volatility were significant headwinds. During the first quarter of 2022, high yield corporate bonds retreated, with risk-off sentiment driven by rising inflation and hawkish Fed rhetoric during the first half of the quarter. Conflict between Russia and Ukraine further increased volatility. Conditions improved toward the end of quarter, as markets responded favorably to the Fed’s hawkish policy outlook, given that it reduced policy uncertainty.

For the Reporting Period overall, the high yield corporate bond market delivered a negative return, with C-rated and D-rated credits underperforming higher quality B-rated credits. Option-adjusted spreads widened approximately 15 basis points, ending the Reporting Period at 326 basis points. (The option-adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $368.8 billion of new high yield corporate bonds were priced during the Reporting Period, with refinancing the primary use of the proceeds. As for demand, investment flows were negative for the Reporting Period overall, with $26.5 billion withdrawn from high yield corporate bond mutual funds.[1]

The default rate for high yield corporate bonds dropped during the Reporting Period. The 12-month par-weighted default high yield corporate bond rate through March 31, 2022 was 0.23%, as compared to 4.80% on March 31, 2021.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period largely because of individual security selection.

[1]	Source: J.P. Morgan, Bloomberg Finance, L.P., Lipper FMI.
[2]	Source: J.P. Morgan, Moody’s Investors Service.

9

FUND RESULTS

Regional and credit quality positioning versus the Index also detracted from returns. The Fund benefited from its sector positioning.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	Within individual issue selection, the Fund was hurt by its overweight positions compared to the Index in U.S.-headquartered satellite services provider Intelsat and U.S. independent producer Talen Energy LLC as well as by exposure to Germany-based packaging company Kleopatra Holdings, which is not represented in the Index. On the positive side, the Fund benefited from an overweight in U.S. drilling contractor Transocean Ltd. Exposure to U.K.-based drilling contractor Noble Corporation plc, which is not held in the Index, added further to the Fund’s relative performance. Also contributing positively was the Fund’s avoidance of Veon Holdings, a Netherlands-domiciled telecommunications company that serves the emerging markets. Russia accounts for half of Veon Holdings’ revenues.

Regarding regions, the Fund was hampered by exposure to Europe ex-U.K. and positioning in the U.S. and Canada. However, positioning along with effective selection in emerging markets high yield corporate bonds bolstered returns.

Within sector positioning, the Fund’s underweight positions compared to the Index in non-cellular telecommunications, health care, and retail and apparel added to relative performance. Conversely, overweight positions in building materials and chemicals, as well as an underweight in energy, detracted from the Fund’s results.

Additionally, the Fund’s long market beta positioning (that is, the Fund’s broad overweight relative to the Index in riskier securities) added to performance. An underweight in BB-rated high yield corporate bonds was also a plus. These results were partially offset by the Fund’s modest cash position, which dampened relative returns.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning strategies did not have a material impact on performance. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To manage the beta of the Fund on an active basis, the Fund employed total return swaps as well as a specialized index of credit default swaps (“CDX”) during the Reporting Period. CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We utilize CDX contracts as a way to gain credit exposure by being short credit protection when the Fund experiences significant cash inflows. In addition, the Fund employed U.S. Treasury futures to facilitate specific duration and yield curve strategies. Finally, to hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of CDX and forward foreign currency exchange contracts each had a positive impact on the Fund’s performance, while the use of U.S. Treasury futures had a negative impact. The use of total return swaps had a neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In the second quarter of 2021, we increased the Fund’s exposures to autos, as we thought supply-chain disruptions had started to ease and the market segment included companies with healthy balance sheets, which are also normalizing inventory levels and experiencing increasing demand. Within energy, we increased the Fund’s exposure to “fallen angels” (or investment grade corporate bonds downgraded to high yield status) given what we saw as their improved liquidity profiles and diversified business models and the rise in commodity prices. During the third quarter of 2021, we moderated the Fund’s exposure to “rising stars” and opportunistically added positions in CCC-rated bonds, predominantly through the new issue calendar. (A rising star is a bond rated as high yield but that could become investment grade because of improvements in the issuing company’s credit quality.) We made no significant changes in the Fund’s weightings during the fourth calendar quarter. In the first quarter of 2022, we looked to add exposure to BB-rated bonds where convexity had materially improved and we thought upside potential remained. (Convexity is a

10

FUND RESULTS

measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.) Within the energy sector, we rotated the Fund out of high quality credits that were trading close to similar duration investment grade corporate bonds and into natural gas issuers that we felt stood to benefit from rising demand for liquid natural gas and a lower carbon footprint.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund maintained its long market beta positioning. Its largest overweight positions relative to the Index were autos, chemicals, building materials and financials. The Fund’s top underweight positions were health care and non-cellular telecommunications.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We maintained a positive outlook for high yield corporate bonds at the end of the Reporting Period as we believed the sector would benefit from strong fundamentals, including low realized defaults and healthy corporate balance sheets, and relatively healthy consumer balance sheets.

Relative to fundamentals, we noted that corporate earnings before interest, taxes, depreciation and amortization (“EBITDA”) had strengthened in recent calendar quarters, which led to improvement in both leverage and coverage ratios. (A company’s coverage ratio is a measurement of its ability to meet its obligations.) The EBITDA and cash flow improvement was driven by the economic reopening that freed pent-up consumer demand as well as by strong consumer balance sheets.

As for the default environment, the number of defaults had jumped in response to the spread of COVID-19 and the abrupt global economic shutdown. However, the capital markets opened in short order, allowing companies to push out bond maturities, add additional liquidity cushions, reinvest in their businesses, and even consider mergers and acquisitions. As a result, the default rate declined significantly during the Reporting Period. In our view, default rates are likely to stay lower than historical averages in the near term, despite the conflict between Russia and Ukraine.

Regarding supply and demand, market volatility led to investment outflows but a drop in supply kept market technicals (i.e., supply and demand) relatively balanced. At the end of the Reporting Period, we thought the Russia/Ukraine war had created a rather mixed outlook for the technical environment, but we did not expect geopolitical issues to have a prolonged impact.

When the Reporting Period ended, we believed high yield corporate bonds were likely to benefit from stronger economic growth prospects and higher oil prices, given that the asset class includes many energy issuers. Additionally, we anticipated more positive news regarding COVID-19 vaccines, potential mergers and acquisitions, and an upward ratings migration that would likely have a positive effect on high yield corporate bonds broadly. At the same time, we believed hawkish central bank policies posed a notable headwind to the total returns of high yield corporate bonds in the near term. That said, we planned to continue seeking to take advantage of opportunities that may arise from market volatility. Interest rate fluctuations, inflationary pressures, supply-chain issues and heightened geopolitical concerns may allow for tactical allocations via our thorough bottom-up security selection.

In terms of positioning at the end of the Reporting Period, the Fund remained overweight intermediate-term credits as we thought they offered attractive carry and roll opportunities. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.) From a ratings perspective, the Fund was tilted toward B-rated bonds with what we considered to be good risk/reward profiles. At the end of the Reporting Period, we continued to look for opportunities to add exposure to BB-rated bonds. From a sector perspective, the Fund was overweight autos compared to the Index, because we saw attractive dynamics due to robust demand despite tight inventories. The Fund held an overweight in chemicals, where we preferred specialty chemical companies because of what we saw as their strong pricing power and attractive supply/demand dynamics. Additionally, the Fund was overweight building materials based on favorable demand and supply dynamics. We also maintained a Fund overweight in financials, including mortgage servicers, which we thought would benefit from their strong cash flow profiles, balanced financials and good access to securitized markets.

11

FUND RESULTS

Within the energy sector, the Fund was focused on natural gas issuers. The Fund was underweight relative to the Index in health care, because of idiosyncratic issues, such as litigation, pricing legislation and heightened regulatory scrutiny. It was also underweight non-cellular telecommunications, as this industry continued to experience a secular decline, resulting in high levels of future capital expenditure and limited free cash flow amid a declining customer base. Finally, at the end of the Reporting Period, we had a cautious view about electric utilities because of tight valuations and challenges due their increased investments in the climate transition.

12

FUND BASICS

High Yield Fund

as of March 31, 2022

TOP TEN ISSUERS AS OF 3/31/22[1]

Company	% of Net Assets	Line of Business
iShares iBoxx High Yield Corporate Bond ETF (NR/NR)	1.0%	Exchange Traded Funds
Bausch Health Americas, Inc. (B/B3)	0.7	Pharmaceuticals
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)	0.7	Media
Occidental Petroleum Corp. (BB+/Ba1)	0.6	Oil Field Services
CSC Holdings LLC (B+/B3)	0.5	Media
TransDigm, Inc. (B-/B3)	0.5	Aerospace & Defense
IRB Holding Corp. (B-/Caa1)	0.5	Retailing
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (CCC+/Caa2)	0.4	Insurance
Clarios Global LP/Clarios US Finance Co. (CCC+/Caa1)	0.4	Automotive
Altice France SA (B/B2)	0.4	Telecommunication Services
[1]	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[2]

	% of Net Assets

	as of 3/31/22	as of 3/31/21
Media	6.9%	6.4%
Retailing	6.2	4.0
Oil Field Services	6.4	7.2
Automotive	5.2	4.7
Diversified Financial Services	5.1	3.6
Pipelines	4.5	4.7
Commercial Services	4.0	2.8
Telecommunication Services	4.1	6.4
Chemicals	4.0	3.4
Healthcare Providers & Services	3.6	3.2
Others	49.9	46.0

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies, and securities lending reinvestment vehicle of 4.1% as of 3/31/22 and investments in exchange-traded funds and other investment companies of 6.0% as of 3/31/21. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (with distributions reinvested) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-1.77%	3.35%	4.52%	—
Including sales charges	-6.18%	2.40%	4.03%	—

Class C
Excluding contingent deferred sales charges	-2.50%	2.62%	3.75%	—
Including contingent deferred sales charges	-3.47%	2.62%	3.75%	—

Institutional	-1.48%	3.69%	4.85%	—

Service	-1.99%	3.17%	4.34%	—

Investor	-1.52%	3.61%	4.78%	—

Class R6 (Commenced July 31, 2015)	-1.46%	3.70%	N/A	4.12%

Class R	-1.87%	3.13%	4.26%	—

Class P (Commenced April 20, 2018)	-1.47%	N/A	N/A	3.88%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

14

FUND RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 1.83%, 0.96%, 2.06%, 1.98%, 2.18%, 1.58% and 2.18%, respectively. These returns compare to the 3.21% average annual total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans generated positive returns during the second quarter of 2021, with the asset class benefiting from risk-on investor sentiment, or increased risk appetite, and strong investment inflows totaling about $12.7 billion. In the third calendar quarter, high yield loans continued to advance, driven by ongoing investment inflows of approximately $7.2 billion and an elevated level of collateralized loan obligation (“CLO”) origination. These supportive trends persisted in the fourth calendar quarter, bolstering the performance of high yield loans, though robust issuance and COVID-19 Omicron-induced market volatility moderated their returns. Investment inflows were approximately $11.9 billion during the fourth quarter, bringing total 2021 inflows to around $47.5 billion. High yield loans retreated slightly during the first quarter of 2022, as broad market volatility spiked in response to the Russia/Ukraine conflict, interest rate fluctuations and investor concerns about rising inflation. However, these negative factors were offset somewhat by the floating rate nature of high yield loans, which benefited from rising interest rates and ongoing investor demand. January 2022 set a monthly investment inflow record at about $9.8 billion, with first-quarter inflows totaling approximately $21.8 billion.

For the Reporting Period overall, high yield loans produced positive returns. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) narrowed slightly during the first half of the Reporting Period and then widened again in the second half to finish the Reporting Period unchanged at 449 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $594.5 billion in new high yield loans were brought to market during the Reporting Period. Gross new loan volume for the first nine months of the Reporting Period was approximately $481.0 billion, bringing full-year 2021 issuance to a record $615.2 billion. In the first quarter of 2022, gross new volume totaled $113.5 billion, with the majority of activity occurring in January prior to the escalation of geopolitical tensions due to Russia’s invasion of Ukraine. Regarding demand, high yield loan mutual funds experienced investment inflows of approximately $53.6 billion for the Reporting Period overall.[2]

The default rate for high yield loans decreased during the Reporting Period. The trailing 12-month high yield loan default rate hit a 14-year low of 0.39% on March 31, 2021, as compared to 3.34% on March 31, 2021.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, with sector positioning detracting most from relative performance. Individual issue selection contributed positively.
[1]	Source: Credit Suisse.
[2]	Source: J.P. Morgan.

15

FUND RESULTS

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	In terms of sector positioning, the Fund was hurt by its overweight positions compared to the Index in the autos, building materials and chemical market segments. These results were partially offset by underweight positions in health care and consumer services, along with an overweight in capital goods, which added to relative performance.

Regarding individual issue selection, the Fund benefited from its exposure to Swissport, a Switzerland-headquartered provider of group and cargo handling services to airlines, and from its exposure to Transocean, a U.S. offshore drilling contractor. Additionally, an overweight position versus the Index in U.S.-based outdoor advertising company Clear Channel Outdoor Holdings contributed positively. The Fund’s top relative detractors included its exposure to U.S. sock and legwear retailer Renfro, its avoidance of U.S. oil and gas exploration and production company Fieldwood Energy LLC and its overweight in Germany-based packaging company Kleopatra Holdings.

From a ratings perspective, the Fund’s underweight versus the Index in BB-rated high yield loans added to relative performance, though these positive results were partially offset by an underweight in CCC-rated high yield loans, which detracted. In addition, the Fund’s modest cash position detracted from relative performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also used U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Index total return swaps (“TRS”) and indices of credit default swaps (“CDX”) were employed to manage the beta of the Fund on an active basis. CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We utilized CDX contracts to gain credit exposure by being short credit protection when the Fund experienced significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund.

The use of each of these derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s cash position decreased during the Reporting Period overall, but it remained larger than usual amid meaningfully positive investment inflows during the first quarter of 2022. We put some of the cash to work by investing the Fund in select, attractively valued high yield loan deals from the new issue calendar. In addition, during the Reporting Period, we shifted the Fund from an underweight in BB-rated high yield loans to an overweight position relative to the Index. The Fund’s underweight in CCC-rated high yield loans increased during the Reporting Period, as spreads tightened within that segment of the high yield loan market.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the autos market segment, as we considered consumer demand strong and thought pricing dynamics were in manufacturers’ favor. We continued to see value in technology and non-cable media. Within technology, the Fund was focused on opportunities among software companies, rather than on hardware companies, as we believed software companies could benefit from lower capital expenditures and higher customer retention rates, partly because of higher switching costs. Additionally, the Fund was overweight building materials because of undersupply and solid demand. At the end of the Reporting Period, the Fund was underweight the health care market segment due to idiosyncratic issues, including litigation, pricing legislation and heightened regulatory scrutiny. It was underweight non-cellular telecommunications, consumer

16

FUND RESULTS

services and cable/satellite because we considered these market segments in secular decline.

From a ratings perspective, relative to the Index, the Fund was overweight BB-rated high yield loans and underweight B-rated and CCC-rated high yield loans at the end of the Reporting Period. We had a preference for the intermediate portion of the credit curve, where we saw what we considered the best risk/return characteristics. The Fund remained overweight deal structures that included both high yield loans and high yield bonds, as we believed these kinds of deals have historically experienced higher recovery rates. Finally, the Fund was underweight high yield loans among smaller, less liquid new issues and underweight second-lien high yield loans at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook for high yield loans based on five factors. First, we thought high yield loans would likely benefit from their attractive yields relative to cash, investment grade corporate bonds and high yield corporate bonds. Second, we believed high yield loans would be supported in 2022 by solid fundamentals, bolstered by ongoing economic growth. That said, we felt economic growth may moderate in the second half of the calendar year due to geopolitical tensions, interest rate volatility, fading effects of fiscal stimulus, reduced levels of excess savings and supply-chain/inflationary pressures. Third, we expected the default rate for high yield loans, which was significantly lower than the long-term average at the end of the Reporting Period, to remain low in the near term. Fourth, we anticipated the new issue market for high yield loans would stay strong, allowing companies to continue refinancing, maintain liquidity and fund capital expenditures or mergers and acquisitions that could potentially increase top-line growth. Fifth, we thought strong demand for high yield loans would continue given their floating interest rates and lower sensitivity to broader rate movements compared to other fixed income market sectors.

Looking ahead, we planned to continuously focus on issuer diversification, relative value opportunities and potential market dislocations, such as geopolitical volatility, that offer idiosyncratic investment opportunities. In addition, we intended to seek to participate in new issues, particularly when their issuers provide concessions compared to high yield loans that already trade in the market.

17

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2022

TOP TEN INDUSTRY ALLOCATION[1]

	% of Net Assets

	as of 3/31/22	as of 3/31/21
Technology – Software	7.6%	13.1%
Chemicals	5.4	5.2
Commercial Services	5.4	3.5
Building Materials	3.9	3.2
Telecommunication Services	3.9	4.2
Health Care – Services	3.7	4.8
Packaging	3.6	3.5
Automotive	3.5	2.8
Media – Non Cable	3.4	2.9
Other	54.6	50.6

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies and securities lending reinvestment vehicle of 13.5% as of 3/31/22 and 14.6% as of 3/31/21. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	1.83%	3.00%	3.18%	—
Including sales charges	-0.51%	2.54%	2.95%	—

Class C
Excluding contingent deferred sales charges	0.96%	2.24%	2.43%	—
Including contingent deferred sales charges	-0.05%	2.24%	2.43%	—

Institutional	2.06%	3.35%	3.53%	—

Investor	1.98%	3.28%	3.46%	—

Class R6 (Commenced November 30, 2017)	2.18%	N/A	N/A	3.35%

Class R	1.58%	2.76%	2.93%	—

Class P (Commenced April 20, 2018)	2.18%	N/A	N/A	3.28%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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FUND RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -4.42%, -4.00%, -4.09%, -4.07%, -3.99% and -4.10%, respectively. These returns compare to the -4.16% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	During the second quarter of 2021, when the Reporting Period started, global investment grade credit spreads, or the difference in yields between global corporate bonds and duration-equivalent government securities, tightened slightly despite macro volatility, strong new issuance and an uptick in mergers and acquisitions announcements. U.S. investment grade corporate bonds outperformed U.K. and European investment grade corporate bonds during the second calendar quarter.

In the third quarter of 2021, investment grade corporate bonds were tested by risk asset volatility, driven by turmoil in the Chinese corporate bond market, the rise of energy prices to multi-year highs and a hawkish tone from the U.S. Federal Reserve (the “Fed”). (Hawkish tends to suggest higher interest rates; opposite of dovish.) Nevertheless, the asset class proved resilient, with global investment grade credit spreads widening only marginally. U.S. investment grade corporate bonds continued to outpace U.K. and European investment grade corporate bonds during the third calendar quarter.

During the fourth quarter of 2021, global investment grade credit spreads widened modestly as risk asset volatility persisted. Corporate earnings reports dominated headlines early in the quarter, as earnings largely returned to their 2019 levels and company balance sheets improved. Inflation remained on the radar for many companies in consumer-sensitive sectors amidst a backdrop of supply-chain disruptions and rising wages. In addition, the spread of the COVID-19 Omicron variant boosted risk-off investor sentiment, or decreased risk appetite, until near quarter end, when investors refocused on the potential path of central bank policy. The Fed’s tone grew more hawkish during the fourth calendar quarter, with policymakers beginning to scale back their monthly purchases of U.S. Treasury securities and mortgage-backed securities and subsequently accelerating the pace of tapering. In December, the Bank of England raised its policy interest rate for the first time since 2018. In this environment, U.S. investment grade corporate bonds outperformed U.K. and European investment grade corporate bonds for the fourth quarter of 2021.

In the first quarter of 2022, global investment grade credit spreads widened, as market volatility increased. Volatility was fueled by the Russia/Ukraine war, a COVID-19 lockdown in the city of Shenzhen, China, and overall investor uncertainty around the Fed’s policy meeting scheduled for March. On the other hand, investment grade corporate bonds benefited from strong demand and a heavier than consensus expected new issuance calendar, which helped bolster performance despite geopolitical tensions and inflation fears. Inflation remained a key focus for many companies in consumer-sensitive sectors. U.S. investment grade corporate bonds continued to outperform U.K. and European investment grade corporate bonds during the first calendar quarter.

For the Reporting Period overall, investment grade credit, as represented by the Index, generated negative returns. Global

20

FUND RESULTS

investment grade credit spreads,[1] which began the Reporting Period at 94 basis points, widened by 29 basis points to finish the Reporting Period at 123 basis points. (A basis point is 1/100th of a percentage point.)

New issuance was strong during the Reporting Period overall. U.S. new issuance was approximately $457 billion, $374 billion and $319 billion in the second, third and fourth quarters of 2021, respectively. In the first quarter of 2022, U.S. new issuance was approximately $509 billion. As for European new issuance, it was approximately €154 billion, €121 billion and €104 billion in the second, third and fourth quarters of 2021, respectively. European new issuance was €181 billion during the first quarter of 2022. U.K. new issuance was approximately £17 billion, £13 billion and £13 billion in the second, third and fourth quarters of 2021, respectively. During the first quarter of 2022, U.K. new issuance was approximately £17 billion.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index in all but one share class during the Reporting Period. Individual issue selection added most to relative returns, with our cross-sector strategy also contributing positively. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. The Fund’s duration and yield curve positioning detracted from performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was helped by our individual issue selection among investment grade corporate bonds. The Fund also benefited from its down-in-quality bias, specifically its overweight in BBB-rated issues versus its underweight in A- and AA-rated issues. In addition, within our cross-sector strategy, the Fund’s overweight relative to the Index in corporate credit aided performance during the Reporting Period. Conversely, the Fund’s exposure to emerging markets corporate bonds, particularly Russian corporate bonds in February 2022, detracted from relative performance.

[1]	As measured by the Bloomberg Global Aggregate Corporate Index.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	Our duration and yield curve positioning strategies detracted from performance during the Reporting Period as a result of the Fund’s positions in the long maturity segments of the Canadian and Australian government yield curves. The Fund’s duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in currency forwards, futures contracts, swaptions (options on interest rate swap contracts), credit default swaps and interest rate swaps. Currency forwards were used to hedge the Fund’s currency exposure. Interest rate futures contracts were employed to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Swaptions were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund. Credit default swaps were used to help manage the Fund’s exposure to fluctuations in credit spreads. Interest rate swaps (fixed rate and floating rate) were employed to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of currency forwards and futures contracts had a positive impact on performance. The Fund’s use of credit default swaps and interest rates swaps had a negative impact on performance. The use of swaptions by the Fund had a neutral impact on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Near the end of 2021 and into 2022, we moderated the size of the Fund’s overweight relative to the Index in corporate credit, moving it closer to a neutral position relative to the Index.

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FUND RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Compared to the Index, the Fund was overweight at the end of the Reporting Period in the banking market segment, as we believed many banks were well capitalized and because of the good asset quality exhibited by a number of them, in our view. In addition, the Fund was overweight the real estate market segment, with a focus on larger European property managers with a diversified asset base.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in investment grade corporate bonds. Overall, we were positive about market fundamentals, as fourth quarter 2021 corporate earnings reports highlighted resilient margins despite challenges posed by a tight labor market, supply-chain bottlenecks and rising inflation. That said, we were mindful that the Russia/Ukraine conflict might disrupt the fundamental backdrop and potentially increase spread volatility.

In terms of positioning, we favored credit curve steepening positions that offered attractive carry and roll opportunities. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve. Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.) The Fund’s positioning was focused on short and intermediate maturity corporate bonds versus longer maturity corporate bonds. In addition, we preferred synthetic bonds over cash bonds due to the former’s attractive carry profile. (In this context, carry refers to the expected return from holding an asset, assuming nothing changes, over a period of time. A synthetic bond is a mixture of investments designed to simulate the cash flow and risk profile of a corporate bond while altering key characteristics, such as duration and cash flow.) We planned to maintain the Fund’s down-in-quality bias; the Fund was overweight BBB-rated bonds versus A-rated bonds at the end of the Reporting Period. Regionally, the Fund was overweight U.K. sterling-denominated issues versus euro- and U.S. denominated bonds at the end of the Reporting Period.

22

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATION[2]

	% of Net Assets

	as of 3/31/22	as of 3/31/21
Banks	21.6%	23.6%
Telecommunication Services	7.4	8.7
Diversified Financial Services	4.4	4.1
Electrical	3.8	3.8
Real Estate Investment Trust	3.7	3.3
Oil Field Services	3.5	4.4
Computers	3.5	3.2
Sovereign	3.4	5.0
Pipelines	3.3	4.5
Beverages	3.0	3.8
Other	33.3	32.9

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 2.1% as of 3/31/22 and 0.0% as of 3/31/21. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

23

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022 of a $1,000,000 investment made on April 1, 2012 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Credit Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.42%	3.13%	3.37%	—
Including sales charges	-7.97%	2.35%	2.98%	—

Institutional	-4.00%	3.50%	3.73%	—

Separate Account Institutional	-4.09%	3.48%	3.73%	—

Investor	-4.07%	3.39%	3.64%	—

Class R6 (Commenced July 31, 2015)	-3.99%	3.49%	N/A	3.44%

Class P (Commenced April 20, 2018)	-4.10%	N/A	N/A	3.91%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

24

FUND RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -6.51%, -7.39%, -6.43%, -6.29%, -6.42% and -6.42%, respectively. These returns compare to the -8.53% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index–Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Effective March 31, 2022, on the last day of the Reporting Period, J.P. Morgan excluded Russian sovereign and corporate debt from the Index in response to Russia’s invasion of Ukraine.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	During the Reporting Period, local emerging markets debt was most influenced by global economic conditions, elevated inflation, shifting central bank monetary policy and geopolitical events.

When the Reporting Period began in April 2021, a global economic recovery was underway, though it was subsequently hampered by shutdowns due to the COVID-19 Delta and Omicron variants. Inflation increased amid pandemic-related supply-chain disruptions, which grew more persistent and widespread as the Reporting Period progressed. In an effort to stem inflation, a number of central banks began to tighten monetary policy. In the first quarter of 2022, rising geopolitical tensions and Russia’s invasion of Ukraine added to inflationary pressures and increased overall market uncertainty.

In this environment, local emerging markets debt recorded negative returns, with higher quality sectors of the Index holding up better than lower quality sectors.

During the Reporting Period, local emerging markets debt, as represented by the Index, recorded a return of -8.53%, with approximately -7.51% from local interest rates and -1.02% due to currency depreciation versus the U.S. dollar. On a total return basis, the worst performing countries in the Index (in U.S. dollar terms1) during the Reporting Period were Russia (-100.00%), Turkey (-40.25%) and Hungary (-20.79%). The best performing countries during the Reporting Period were Brazil (+19.56%), South Africa (+13.72%) and Uruguay (+11.21%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period, helped by strong security selection within local emerging markets debt. Our active currency positioning also added broadly to relative returns. Through our active currency positioning, the Fund takes positions in local currencies (accomplished primarily through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). The Fund benefited further from issue selection and an overweight position versus the Index in emerging markets corporate bonds. Our U.S. duration positioning strategy further bolstered

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

25

FUND RESULTS

performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) These positive results were offset somewhat by issue selection and an overweight in sovereign emerging markets debt, which detracted from results during the Reporting Period.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

The most notable driver of the Fund’s outperformance during the Reporting Period was its exposure to local interest rates, highlighted by underweight positions compared to the Index in Czech Republic, Hungary and Chile and an overweight position in Mexico. Czech Republic and Hungary both experienced high inflationary pressures during the Reporting Period, causing their respective central banks to raise interest rates. In the second half of 2021, Czech Republic reported inflation figures at their highest levels since 2008, with room for more lasting inflation given that the Czech economy was running hot with rising wages and labor shortages. On the negative side, the Fund’s overweight in Israeli local interest rates and its underweight in Indian local interest rates detracted from relative returns during the Reporting Period.

Within individual security selection, the Fund was aided by its holdings in emerging markets corporate bonds, led by overweight positions compared to the Index in the China Development Bank and the Agricultural Development Bank of China. Another key contributor was Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela, whose bonds added to relative performance, especially in March 2022, as crude oil prices reached all-time highs due to the Russia-Ukraine conflict. Conversely, the Fund was hurt by its overweight in Huarong Finance. During the second quarter of 2021, the China-based asset management company failed to report financial results on time because of an undisclosed transaction, after which Chinese media outlets published multiple articles suggesting the company might require additional capital and a potential restructuring. This led to a significant sell-off. The company’s bonds stabilized during the third calendar quarter due to a recapitalization from a consortium of Chinese financial institutions, with the support of policymakers.

Within sovereign emerging markets debt, an overweight versus the Index in Ukraine, which suffered as a result of Russia’s invasion, detracted from the Fund’s relative performance. The Fund benefited from its overweight in Ecuadoran sovereign bonds, which bolstered relative returns as a new president took office during the second quarter of 2021, causing the country’s bonds to outperform as new government policies generally focused on maintaining open market conditions. Ecuador also benefited from rising crude oil prices during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

Our U.S. duration positioning strategy added to the Fund’s relative performance during the Reporting Period. When the Reporting Period started, the Fund held a long duration position on the U.S. Treasury yield curve, implemented as part of a credit-duration paired strategy we were using to hedge the Fund’s position in corporate credit. As interest rates rose during the second quarter of 2021, we gradually eliminated the Fund’s long duration position and the credit-duration paired strategy, which had a positive impact on the Fund’s performance during the Reporting Period overall. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning strategy did not have a material impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, swap futures, interest rate swaps, total return swaps, credit default swaps, currency forwards and forward foreign currency exchange contracts. U.S. Treasury futures were used to manage U.S. interest rate duration. Swap futures and interest rate swaps were used to express our views on the direction of a country’s interest rates. Total returns swaps were used in place of buying a local currency-denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Credit default swaps were used to implement specific credit-related investment strategies. Currency forwards and forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of interest rate swaps had a positive impact on performance. Its use of currency forwards and forward foreign currency exchange contracts, collectively, also added to performance. The use of U.S. Treasury futures had a slightly positive impact on

26

FUND RESULTS

results. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we established overweight positions relative to the Index in South Korean, Brazilian, Israeli and Mexican local interest rates. We reduced the Fund’s underweight in Chilean and Indian local interest rates. Additionally, we established underweight positions in Polish and Colombian local interest rates, and we changed the Fund’s underweight position in Thai local interest rates to a rather neutral position versus the Index. Regarding the Fund’s positions in external emerging markets bonds, we reduced its exposure to China, increased its exposure to Indonesia and Romania, and eliminated its exposure to Peru during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund maintained overweight positions compared to the Index in South Korean, Chinese and Mexican local interest rates. In our view, China’s economic growth risks were to the downside, with its property sector remaining under pressure. In our view, the Chinese central bank is likely to maintain liquidity conditions that are supportive of economic growth, while momentum points to lower short-term interest rates, in our view. As for Fund underweights, they included Polish, Romanian, Hungarian and Malaysian local interest rates at the end of the Reporting Period. The Fund was underweight Polish local interest rates given Poland’s uncontained inflation and its central bank’s slow rate hiking cycle. For similar reasons, the Fund was underweight Romanian local interest rates, as inflationary pressures are high and that country is experiencing a twin deficit with a deteriorating current account. In our view, interest rates should be higher than other central eastern European countries, but the Romanian central bank has delayed monetary policy action.

As for currencies, the Fund held long positions at the end of the Reporting Period in high carry emerging markets currencies in countries where central banks had hawkish biases and in countries that were energy exporters. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Hawkish tends to suggest higher interest rates; opposite of dovish.) Specifically, the Fund was long the Brazilian real, South African rand, Chilean peso and Mexican peso. It was short the Indian rupee, as the country’s central bank appeared dovish and India is an energy importer. (Dovish tends to suggest lower interest rates; opposite of hawkish.) The Fund held a short position in the Turkish lira because of what we consider to be unorthodox central bank policies and geopolitical risk. In addition, at the end of the Reporting Period, the Fund had short positions in low yielding Asian currencies, including the South Korean won, Chinese renminbi and Taiwanese dollar. The Fund was long the U.S. dollar, as we believed the short-term implications of Russia’s invasion of Ukraine were likely to benefit the U.S. dollar compared to the euro. In our view, the Russia/Ukraine war should have a larger impact on European economic growth, especially in countries where the Fund maintained short currency positions, specifically the euro, Swedish krona, British pound, Czech koruna and Hungarian forint. We increased the Fund’s long positions in the currencies of countries with commodity exposure, including the Australian dollar, Canadian dollar and Norwegian krone, during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed investors were focused primarily on geopolitical tensions, which had added uncertainty to the already complex investment backdrop of high inflation and hawkish monetary policy. We expected the U.S. Federal Reserve to deliver a total of six rate hikes in 2022 overall, followed by balance sheet unwinding in the third calendar quarter. Broadly speaking, we continued to believe the macro environment and policy backdrop favored exposure to spread (or non-government bond) sectors.

Within emerging markets debt broadly, we expected the rapidly evolving Russia/Ukraine crisis to dominate the near-term global outlook, boosting uncertainty and creating potential downside risk. Late in the Reporting Period, as the Russia/Ukraine war continued and sanctions on Russia were introduced, gold and crude oil prices reached all-time highs, with commodity markets directly affected. In our view, the rise in commodity prices was likely to weigh on manufacturing exporters, disrupting global supply chains and

27

FUND RESULTS

heavy industrial users in the European Union. However, we believed these conditions should temporarily support the economic growth and external balances of commodity-exporting emerging markets regions, such as Latin America. Overall, we expected the commodity supply shock, particularly in crude oil, natural gas and palladium, to push inflation higher than many observers had previously forecast and thought it might also weaken global economic growth.

Going forward, we intended to monitor closely the fluid situation between Russia and Ukraine as well as potential escalation or spillover effects to other countries. At the end of the Reporting Period, we believed contagion was generally well contained, but we thought Central Eastern Europe countries were likely to underperform in the near term, reflecting the additional geopolitical risk of their geographic proximity to the conflict and their trade linkages with Russia and/or Ukraine. Meanwhile, the war’s macroeconomic shock had already affected frontier markets’ currencies and had limited their valuation buffers, in our opinion, which seemed to leave room for currency differentiation driven by commodity terms-of-trade dynamics and exposure to each of the conflicting countries. (A frontier market is a country that is more established than the least developed countries but is still less established than the emerging markets broadly. Terms-of-trade is the ratio of an index of a country’s export prices to an index of its import prices.) We were also aware at the end of the Reporting Period that Latin America presented election risk in 2022 given that several countries would enter presidential election cycles. Lastly, we believed emerging markets corporate bonds continued have value due to robust stand-alone fundamentals and lower sensitivity to interest rates, which could further benefit if China’s high yield property sector stabilized in the near term. Regarding China, we noted the vice premier had stated at a meeting of the country’s top financial policy committee that the Chinese government should introduce policies that benefited markets. The committee promised to stimulate the Chinese economy, ease regulatory crackdowns and support the property and technology sectors. We planned to monitor the situation in China’s real estate sector for policy developments, which we considered necessary for the stabilization of the sector. Additionally, we planned to continue monitoring the spread of COVID-19 within China and the corresponding lockdowns across various cities and regions.

28

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2022

TOP TEN COUNTRY ALLOCATION[1]

	% of Net Assets

	As of 3/31/22	As of 3/31/21

Brazil	13.6%	4.4%
South Africa	10.4	8.3
Thailand	9.4	8.8
Mexico	8.5	5.4
China	8.4	13.3
United States	6.0	3.9
Poland	5.7	6.6
Colombia	4.1	4.4
Indonesia	4.0	2.0
Hungary	3.0	3.6
Other	9.5	18.8

[1]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 14.7% as of 3/31/22 and 7.8% as of 3/31/21. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

29

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Local Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-6.51%	-0.53%	-1.47%	—
Including sales charges	-10.68%	-1.43%	-1.92%	—

Class C
Excluding contingent deferred sales charges	-7.39%	-1.28%	-2.25%	—
Including contingent deferred sales charges	-8.32%	-1.28%	-2.25%	—

Institutional	-6.43%	-0.24%	-1.20%	—

Investor	-6.29%	-0.25%	-1.24%	—

Class R6 (Commenced November 30, 2017)	-6.42%	N/A	N/A	-1.59%

Class P (Commenced April 20, 2018)	-6.42%	N/A	N/A	-3.28%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

30

FUND RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -5.48%, -5.24%, -5.25%, -5.32%, -5.23% and -5.23%, respectively. These returns compare to the -4.86% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2021, when the Reporting Period began, the performance of agency mortgage-backed securities was generally flat, with spreads (yield differentials versus equivalent-duration U.S. Treasury securities) on agency mortgage-backed securities near their tightest levels since March 2020. At that time, the U.S. Federal Reserve (the “Fed”) had announced a new round of open-ended quantitative easing measures, including purchases of agency mortgage-backed securities. In the second calendar quarter, the U.S. Supreme Court ruled the Federal Housing Finance Agency’s leadership structure was unconstitutional, a development that significantly reduced the near-term risk that Fannie Mae and Freddie Mac would be privatized.

At the start of the third quarter of 2021, spreads on agency mortgage-backed securities widened in response to interest rate volatility, strong supply and a drop in investor demand amid uncertainty about the Fed’s timeline for the tapering of its agency mortgage-backed securities purchases. Spreads later tightened as demand rebounded, and agency mortgage-backed securities ended the quarter relatively unchanged.

In the fourth quarter of 2021, the performance of agency mortgage-backed securities was slightly negative. Spreads on agency mortgage-backed securities narrowed at the beginning of the quarter, as supply moderated. They subsequently widened, as interest rate volatility increased and the market anticipated a faster pace of Fed tapering, which was announced in December.

During the first quarter of 2022, agency mortgage-backed securities recorded a substantial decline, as spreads widened on the back of a more hawkish than market expected outcome at the Fed’s March policy meeting and rising geopolitical volatility. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The Fed stopped tapering its asset purchases at the end of March. Higher interest rates meaningfully slowed the speed of mortgage prepayments in the closing months of the Reporting Period.

For the Reporting Period overall, agency mortgage-backed securities, as represented by the Index, produced a negative return.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, with individual issue selection detracting from performance. On the positive side, the Fund benefited from our cross-sector strategy. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. In addition, our duration positioning strategy contributed positively to the Fund’s relative returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	Within individual issue selection, the Fund was hurt overall by its investments among agency mortgage-backed

31

FUND RESULTS

securities. Although it benefited from positioning in the coupon stack (i.e., across securities with different coupons), the Fund was hindered by holdings of specific pools of agency mortgage-backed securities. Specifically, our preference for Ginnie Mae mortgage-backed securities over Fannie Mae and Freddie Mac mortgage-backed securities detracted from performance. On the other hand, the Fund was helped by our selection of commercial mortgage-backed securities (“CMBS”) during the Reporting Period.

Within the cross-sector strategy, the Fund was aided by an underweight position versus the Index in agency mortgage-backed securities, which weakened during the Reporting Period amid investor concerns around the Fed’s tapering of asset purchases. These positive results were offset somewhat by the Fund’s overweight in CMBS, which detracted from relative returns.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning strategy bolstered relative performance during the Reporting Period. More specifically, our tactical management of the Fund’s long duration position on the U.S. Treasury yield curve added to results. (The duration positioning strategy is implemented via bonds as well as interest rate swaps and/or futures.) Our yield curve positioning strategy did not have a material impact on performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in U.S. Treasury futures, swap futures, interest rate swaps and swaptions (options on interest rate swap contracts), basis swaps and credit default swaps. The Fund employed U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Swap futures were used to express our views on the direction of interest rates. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Swaptions (options on interest rate swap contracts) were employed to express our interest rate views and to hedge volatility and yield curve risks in the Fund. Basis swaps were used to swap variable interest rate payments based on different reference interest rates with the goal of hedging the Fund’s interest rate risk. The Fund employed credit default swaps to manage the beta of the Fund on an active basis. (In this context, beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.) Derivatives may be used in combination with cash securities to implement our views in the Fund.

The Fund’s use of credit default swaps had a positive impact on performance during the Reporting Period. The use of U.S. Treasury futures detracted from the Fund’s returns. The other derivatives used by the Fund did not have a meaningful impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Near the beginning of the Reporting Period, we shifted the Fund from a rather neutral position versus the Index in agency mortgage-backed securities to an underweight position, as we expected market concerns about Fed tapering to dampen the performance of the sector. In addition, toward the end of the fourth quarter of 2021, we moved the Fund from a slight overweight in asset backed securities (“ABS”) to a rather neutral position. We changed the Fund’s ABS positioning back to an overweight compared to the Index during the first quarter of 2022.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective March 31, 2022, Matthew T. Kaiser no longer served as a portfolio manager for the Fund, and Jon Calluzzo and Rob Pyne became portfolio managers for the Fund, joining Christopher J. Hogan. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund remained underweight agency mortgage-backed securities, as we believed they would underperform in the near term amid deterioration in mortgage fundamentals, the potential of quantitative tightening by the Fed (i.e., reduction in the size of its balance sheet), heightened market volatility and seasonal supply trends. The Fund was overweight compared to the Index in ABS, especially consumer-related ABS,

32

FUND RESULTS

because of strong consumer balance sheets, improved economic growth expectations and additional U.S. fiscal support. Spread widening in the final months of the Reporting Period had also made ABS valuations more attractive, in our view, as we thought spreads would normalize due to a strong demand backdrop. In addition, the Fund was overweight collateralized loan obligations (“CLOs”) and CMBS at the end of the Reporting Period. It was underweight agency pass-through mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans wherein homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.)

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed agency mortgage-backed securities valuations had cheapened amidst increased macro volatility and inflation uncertainties and as the Fed pivoted to a more hawkish policy stance. In the medium term, spreads on agency mortgage-backed securities were likely to widen, in our view, and we believed attractive investment opportunities might emerge during the second half of 2022. We anticipate the Fed will likely shift from being a net buyer of approximately $489 billion in agency mortgage-backed securities to being a net supplier of more than $150 billion in agency mortgage-backed securities given that it has ended its asset purchases and announced plans to shrink its balance sheet. In our opinion, the Fed’s balance sheet runoff is likely to be faster than other previous quantitative tightening efforts, and we expect it to begin in the second quarter of 2022. At the end of the Reporting Period, we anticipated the potential of more than $700 billion in net new issuance, which along with the Fed’s sales, could result in a record level of agency mortgage-backed securities supply for the 2022 calendar year overall.

Going forward, we intended to maintain the Fund’s underweight versus the Index in agency mortgage-backed securities because we expected their performance to remain weak in the near term. We favored production coupon mortgage-backed securities over discount coupon mortgage-backed securities given the stretched valuations we saw in lower coupon issues. (Production coupon mortgage-backed securities bear a coupon rate close to prevailing interest rates for similar investments at the time of issue. Discount coupon mortgage-backed securities bear a lower coupon rate than prevailing interest rates.) We planned to maintain the Fund’s overweight in Ginnie Mae mortgage-backed securities versus Fannie Mae and Freddie Mac mortgage-backed securities because of what we saw as their comparatively attractive prices and slower prepayment speeds. At the end of the Reporting Period, the Fund remained overweight securitized sectors broadly, with a preference for CLOs, CMBS and mezzanine credit risk transfers (“CRT”). (CRTs are securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac, that offer higher yields than agency mortgage-backed securities in exchange for transferring credit risk (e.g., default) from taxpayers to investors. Mezzanine refers to debt issues that are subordinate to other debt issues from the same issuer.) Within other securitized sectors, we continued to favor AAA-rated CLOs based on our view of their attractive carry and low interest rate sensitivity. (In this context, carry refers to the expected return from holding an asset, assuming nothing changes, over a period of time.)

33

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2022

PORTFOLIO COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

34

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2022

The following graph shows the value, as of March 31, 2022, of a $1,000,000 investment made on April 1, 2012 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Securitized Bond Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2012 through March 31, 2022.

Average Annual Total Return through March 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-5.48%	1.12%	1.72%	—
Including sales charges	-9.02%	0.35%	1.34%	—

Institutional	-5.24%	1.47%	2.07%	—

Separate Account Institutional	-5.25%	1.47%	2.07%	—

Investor	-5.32%	1.38%	1.99%	—

Class R6 (Commenced July 31, 2015)	-5.23%	1.46%	N/A	1.50%

Class P (Commenced April 20, 2018)	-5.23%	N/A	N/A	1.93%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

35

FUND BASICS

Index Definitions

The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Bloomberg Global Aggregate Corporate Index is a measure of global investment grade, fixed-rate corporate debt. This multi-markets issuers within the industrial, utility and financial sectors CDX indices are a family of tradable credit default swap indices covering North America and the emerging markets. TRS is an index based on Markit iBoxxTM USD Liquid Leveraged Loans Index, which is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loan Liquidity service.

It is not possible to invest directly in an unmanaged index.

36

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 65.2%
Angola – 1.0%
	Republic of Angola (NR/B3)(a)
	$6,800,000	8.250%		05/09/28	$6,919,000
	Republic of Angola (B-/B3)
	1,080,000	9.125	(a)	11/26/49	1,055,700
	2,680,000	9.125		11/26/49	2,619,700

					10,594,400

Argentina(b) – 1.4%
	Republic of Argentina (CCC+/NR)
EUR	120,088	0.500		07/09/29	43,972
	$1,479,348	1.000		07/09/29	505,197
EUR	3,559,900	0.125		07/09/30	1,183,411
	$10,874,677	0.500	(c)	07/09/30	3,643,017
	25,840,015	1.125	(c)	07/09/35	7,868,285
	840,000	2.000	(c)	01/09/38	317,100
	1,294,455	2.500	(c)	07/09/41	456,295

					14,017,277

Armenia(a) – 0.3%
	Republic of Armenia (NR/Ba3)
	1,080,000	3.950		09/26/29	907,200
	2,150,000	3.600		02/02/31	1,698,231

					2,605,431

Azerbaijan – 0.8%
	Republic of Azerbaijan (NR/Ba2u)
	2,914,000	4.750		03/18/24	2,958,257
	6,130,000	3.500		09/01/32	5,698,218

					8,656,475

Bahrain – 2.5%
	Kingdom of Bahrain (B+/NR)(a)
	1,950,000	4.250		01/25/28	1,884,187
	3,040,000	5.250		01/25/33	2,808,200
	10,430,000	5.625		05/18/34	9,830,275
	Kingdom of Bahrain (B+/B2u)
	3,440,000	7.375	(a)	05/14/30	3,727,670
	4,410,000	5.625	(a)	09/30/31	4,282,661
	340,000	5.625		09/30/31	330,183
	1,870,000	5.450	(a)	09/16/32	1,783,513
	680,000	5.450		09/16/32	648,550

					25,295,239

Belarus(a) – 0.0%
	Republic of Belarus Ministry of Finance (CCC/NR)
	1,400,000	5.875		02/24/26	210,000
	1,580,000	6.378		02/24/31	237,000

					447,000

Benin – 0.9%
	Benin Government International Bond (B+/NR)
EUR	3,830,000	4.875	(a)	01/19/32	3,696,198
	360,000	4.875		01/19/32	347,423
	280,000	6.875		01/19/52	258,699
	Benin Government International Bond (B+/B1)
	560,000	4.950		01/22/35	505,589
	5,000,000	4.950	(a)	01/22/35	4,514,191

					9,322,100

Sovereign Debt Obligations – (continued)
Bermuda(a)(b) – 0.2%
	Bermuda Government Bond (A+/A2)
	1,900,000	2.375		08/20/30	1,739,450

Bolivia – 0.0%
	Republic of Bolivian (B+/B2)
	200,000	4.500		03/20/28	173,913

Brazil – 0.5%
	Republic of Brazil (BB-/Ba2)
	4,470,000	3.875		06/12/30	4,120,223
	1,530,000	4.750	(b)	01/14/50	1,283,096

					5,403,319

Cameroon(a) – 0.5%
	Republic Of Cameroon (B-/NR)
EUR	5,640,000	5.950		07/07/32	5,474,941

Chile(b) – 1.2%
	Republic of Chile (A/A1)
	$5,310,000	3.500		01/31/34	5,262,210
	1,440,000	4.340		03/07/42	1,478,880
	390,000	3.500		01/25/50	356,923
	2,960,000	4.000		01/31/52	2,917,080
	2,180,000	3.100		01/22/61	1,792,778
	740,000	3.250		09/21/71	595,700

					12,403,571

Colombia(b) – 2.5%
	Republic of Colombia (BB+/Baa2)
	1,990,000	4.500		03/15/29	1,915,126
	5,490,000	3.000		01/30/30	4,713,851
	9,340,000	3.125		04/15/31	7,902,807
	920,000	5.625		02/26/44	829,323
	1,570,000	5.000		06/15/45	1,323,019
	7,530,000	4.125		05/15/51	5,684,209
	4,510,000	3.875		02/15/61	3,221,268

					25,589,603

Costa Rica – 0.2%
	Republic of Costa Rica (B/B2)
	1,190,000	6.125		02/19/31	1,203,982
	270,000	5.625		04/30/43	235,204
	390,000	7.000		04/04/44	382,273

					1,821,459

Dominican Republic – 2.8%
	Dominican Republic (NR/NR)(a)
DOP	80,910,000	8.000		01/15/27	1,296,633
	15,330,000	8.000		02/12/27	245,274
	Dominican Republic (BB-/Ba3)
	$450,000	6.875		01/29/26	474,750
	1,500,000	8.625		04/20/27	1,638,750
	4,340,000	5.500	(a)(b)	02/22/29	4,286,564
	4,750,000	4.500	(a)	01/30/30	4,361,984
	150,000	4.875	(a)	09/23/32	135,919
	3,160,000	6.850	(a)	01/27/45	3,131,955
	4,429,000	6.850		01/27/45	4,389,693
	6,780,000	6.500	(a)	02/15/48	6,452,865
	360,000	6.400	(a)	06/05/49	336,555

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Dominican Republic – (continued)
	Dominican Republic (BB-/Ba3) – (continued)
	$1,760,000	5.875%		01/30/60	$1,496,330

					28,247,272

Ecuador – 1.9%
	Republic of Ecuador (B-/NR)
	3,532,360	0.000	(a)(d)	07/31/30	1,954,499
	630,000	0.000	(d)	07/31/30	348,587
	993,040	5.000	(a)(c)	07/31/30	827,513
	920,000	5.000	(c)	07/31/30	766,647
	14,798,455	1.000	(a)(c)	07/31/35	9,621,770
	3,870,000	1.000	(c)	07/31/35	2,516,226
	6,541,936	0.500	(a)(c)	07/31/40	3,730,130

					19,765,372

Egypt – 3.0%
	Republic of Egypt (NR/B2)
	1,450,000	7.500		01/31/27	1,428,250
	Republic of Egypt (B/NR)
EUR	1,770,000	6.375	(a)	04/11/31	1,671,695
	499,000	6.375		04/11/31	471,286
	Republic of Egypt (B/B2)
	$570,000	5.800		09/30/27	520,838
	703,000	5.875		02/16/31	588,763
	1,090,000	7.500	(a)	02/16/61	863,825
	Republic of Egypt (B/B2u)
EUR	6,860,000	4.750	(a)	04/16/26	6,981,763
	$1,760,000	6.588		02/21/28	1,630,200
EUR	6,940,000	5.625		04/16/30	6,468,187
	$3,350,000	7.625	(a)	05/29/32	3,031,750
	2,850,000	8.700	(a)	03/01/49	2,429,625
	990,000	8.700		03/01/49	843,975
	4,750,000	8.875	(a)	05/29/50	4,096,875

					31,027,032

El Salvador – 0.8%
	Republic of El Salvador (B-/Caa1)
	2,930,000	5.875		01/30/25	1,633,475
	580,000	6.375		01/18/27	282,750
	710,000	8.250		04/10/32	351,450
	1,230,000	7.625		02/01/41	559,650
	610,000	7.125	(b)	01/20/50	277,550
	4,520,000	9.500	(a)(b)	07/15/52	2,169,600
	2,510,000	7.750	(e)	01/24/23	2,045,650
	2,120,000	9.500	(b)	07/15/52	1,017,600

					8,337,725

Ethiopia – 0.2%
	Ethiopia International Bond (CCC/Caa2)
	2,450,000	6.625		12/11/24	1,754,506

Gabon – 0.5%
	Republic of Gabon (NR/Caa1)(a)
	2,120,000	6.625		02/06/31	2,001,147
	2,450,000	7.000	(b)	11/24/31	2,330,562
	Republic of Gabon (NR/NR)
	1,254,118	6.375		12/12/24	1,252,786

					5,584,495

Sovereign Debt Obligations – (continued)
Ghana – 1.4%
	Republic of Ghana (NR/B3)
	1,970,000	10.750		10/14/30	2,063,575
	Republic of Ghana (B-/Caa1)
	2,370,000	6.375	(a)	02/11/27	1,741,950
	1,556,000	6.375		02/11/27	1,143,660
	800,000	7.750	(a)	04/07/29	580,000
	2,660,000	8.625	(a)	04/07/34	1,865,824
	1,930,000	7.750		04/07/29	1,399,250
	660,000	7.625		05/16/29	475,200
	3,430,000	8.125	(a)	03/26/32	2,435,300
	1,990,000	8.625		04/07/34	1,395,860
	1,410,000	8.875	(a)	05/07/42	965,850
	210,000	8.627	(a)	06/16/49	145,950
	379,000	8.627		06/16/49	263,405
	440,000	8.950		03/26/51	305,800

					14,781,624

Guatemala – 1.4%
	Republic of Guatemala (BB-/Ba1)
	4,640,000	4.500		05/03/26	4,700,320
	7,400,000	4.375	(a)	06/05/27	7,447,638
	350,000	4.375		06/05/27	352,253
	1,940,000	6.125	(a)(b)	06/01/50	2,030,695

					14,530,906

Honduras – 0.2%
	Republic of Honduras (BB-/B1)
	873,377	7.500	(a)	03/15/24	865,626
	173,342	7.500		03/15/24	171,587
	1,170,000	5.625	(a)(b)	06/24/30	1,057,972

					2,095,185

Indonesia – 1.8%
	Perusahaan Penerbit SBSN Indonesia III (BBB/Baa2)(a)
	8,460,000	4.400		03/01/28	9,098,730
	2,530,000	3.800		06/23/50	2,460,703
	Republic of Indonesia (BBB/Baa2)
	2,380,000	3.850		10/15/30	2,504,653
EUR	870,000	1.100		03/12/33	838,523
	$350,000	4.625		04/15/43	365,789
	1,520,000	3.050		03/12/51	1,373,867
	890,000	4.450		04/15/70	919,023
	1,490,000	3.350		03/12/71	1,255,489

					18,816,777

Iraq – 0.2%
	Republic of Iraq (NR/NR)(b)
	375,000	5.800		01/15/28	366,047
	Republic of Iraq (B-/Caa1u)
	1,790,000	6.752		03/09/23	1,790,895

					2,156,942

Ivory Coast – 1.6%
	Republic of Ivory Coast (BB-/Ba3)
EUR	9,930,000	5.250		03/22/30	10,135,778
	1,480,000	4.875	(a)	01/30/32	1,438,017
	1,380,000	6.125		06/15/33	1,329,371

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Ivory Coast – (continued)
	Republic of Ivory Coast (BB-/Ba3) – (continued)
	$390,000	6.625%		03/22/48	$376,240
EUR	3,260,000	6.625	(a)	03/22/48	3,144,984

					16,424,390

Jamaica – 0.8%
	Jamaica Government International Bond (B+/B2)
	$6,290,000	7.875		07/28/45	8,089,726

Jordan(a) – 0.3%
	Kingdom of Jordan (B+/B1)
	3,000,000	5.850		07/07/30	2,782,125

Kenya – 0.9%
	Republic of Kenya (B/B2u)
	3,900,000	7.000	(a)	05/22/27	3,753,750
	610,000	7.000		05/22/27	587,125
	750,000	7.250	(a)	02/28/28	721,875
	550,000	7.250		02/28/28	529,375
	4,160,000	8.000	(a)	05/22/32	4,024,800

					9,616,925

Lebanon(f) – 0.3%
	Republic of Lebanon (NR/NR)
	3,663,000	6.750		11/29/27	431,089
	Republic of Lebanon (D/NR)
	3,990,000	6.200		02/26/25	469,573
	310,000	6.100		10/04/22	35,902
	2,020,000	6.650		04/22/24	238,360
	130,000	6.600		11/27/26	15,340
	710,000	6.850		03/23/27	83,558
	750,000	6.650		11/03/28	87,328
	7,704,000	6.850		05/25/29	894,627
	6,874,000	6.650		02/26/30	802,540
	1,520,000	7.050		11/02/35	173,185
	2,710,000	8.250		04/12/49	316,393

					3,547,895

Macedonia(a) – 1.0%
	Republic of North Macedonia (BB-/NR)
EUR	6,840,000	2.750		01/18/25	7,364,811
	2,700,000	1.625	(b)	03/10/28	2,600,074

					9,964,885

Maldives(a) – 0.1%
	Maldives Sukuk Issuance Ltd. (NR/Caa1)
	$600,000	9.875		04/08/26	579,000

Mexico(b) – 2.1%
	Mexico Government International Bond (BBB/NR)
EUR	3,990,000	2.250		08/12/36	3,840,125
	Mexico Government International Bond (BBB/Baa1)
	$6,970,000	2.659		05/24/31	6,349,670
	2,330,000	4.750		04/27/32	2,469,800
	915,000	3.500		02/12/34	850,950
EUR	1,110,000	2.125		10/25/51	881,045
	$8,359,000	3.771		05/24/61	6,766,610

					21,158,200

Sovereign Debt Obligations – (continued)
Mongolia – 0.4%
	Republic of Mongolia (B/B3)(a)
	1,430,000	5.125		04/07/26	1,408,707
	Mongolia Government International Bond (B/B3u)
	1,400,000	5.625		05/01/23	1,409,450
	1,030,000	3.500	(a)	07/07/27	937,300

					3,755,457

Morocco(a) – 1.1%
	Republic of Morocco (BB+/Ba1u)
	2,620,000	2.375		12/15/27	2,384,200
EUR	2,330,000	1.500		11/27/31	2,114,890
	$4,000,000	3.000		12/15/32	3,450,000
	4,640,000	4.000		12/15/50	3,706,200

					11,655,290

Mozambique(c) – 0.2%
	Republic of Mozambique (NR/Caa2u)
	2,060,000	5.000		09/15/31	1,751,386

Nigeria – 3.1%
	Republic of Nigeria (B-/B2)
	3,140,000	6.500		11/28/27	2,971,225
	1,980,000	6.125	(a)	09/28/28	1,813,309
	5,260,000	7.143		02/23/30	4,918,100
	610,000	8.747		01/21/31	613,355
	12,890,000	7.875		02/16/32	12,100,487
	1,790,000	7.375		09/28/33	1,625,320
	6,280,000	7.696	(a)	02/23/38	5,463,600
	2,610,000	7.625		11/28/47	2,163,038

					31,668,434

Oman – 3.1%
	Republic of Oman (NR/Ba3)
	2,680,000	6.750	(a)	10/28/27	2,904,450
	7,430,000	5.625		01/17/28	7,652,900
	770,000	6.000		08/01/29	801,763
	4,820,000	6.250	(a)	01/25/31	5,085,100
	1,720,000	6.250		01/25/31	1,814,600
	4,660,000	7.375	(a)	10/28/32	5,300,750
	4,250,000	6.750	(a)	01/17/48	4,234,062
	1,190,000	6.750		01/17/48	1,185,538
	Republic of Oman (B+/Ba3)
	1,430,000	4.750		06/15/26	1,435,362
	580,000	5.375		03/08/27	594,500
	680,000	6.500		03/08/47	666,400

					31,675,425

Pakistan – 0.9%
	Pakistan Water & Power Development Authority (B-/NR)
	940,000	7.500		06/04/31	608,753
	Republic of Pakistan (B-/B3)
	1,640,000	6.875		12/05/27	1,282,070
	Republic of Pakistan (NR/B3)
	580,000	8.250		09/30/25	476,252
	1,810,000	6.000	(a)	04/08/26	1,411,999
	1,360,000	7.375	(a)	04/08/31	999,750
	1,980,000	7.375		04/08/31	1,455,518

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Pakistan – (continued)
	Republic of Pakistan (NR/B3) – (continued)
	$620,000	8.875	%(a)	04/08/51	$427,868
	3,680,000	8.875		04/08/51	2,539,605

					9,201,815

Panama – 1.4%
	Panama Notas del Tesoro (BBB/Baa2)
	2,560,000	3.750		04/17/26	2,587,680
	Republic of Panama (BBB/Baa2)(b)
	4,250,000	4.500		04/16/50	4,214,938
	3,990,000	4.500		04/01/56	3,918,429
	3,680,000	3.870		07/23/60	3,233,340
	440,000	4.500		01/19/63	423,720

					14,378,107

Papua New Guinea(a) – 0.1%
	Papua New Guinea Government International Bond (B-/B2)
	1,450,000	8.375		10/04/28	1,276,159

Paraguay – 2.1%
	Republic of Paraguay (BB/NR)(a)
	2,790,000	5.600		03/13/48	2,862,017
	Republic of Paraguay (BB/Ba1)
	610,000	5.000	(a)	04/15/26	635,849
	505,000	5.000		04/15/26	526,399
	2,770,000	4.700	(a)	03/27/27	2,882,185
	2,760,000	4.950	(a)(b)	04/28/31	2,889,892
	400,000	4.950	(b)	04/28/31	418,825
	11,059,000	2.739	(a)(b)	01/29/33	9,758,185
	580,000	3.849	(a)(b)	06/28/33	557,815
	1,170,000	5.400	(a)(b)	03/30/50	1,176,801

					21,707,968

Peru(b) – 0.9%
	Republic of Peru (BBB/Baa1)
	540,000	2.783		01/23/31	509,389
EUR	580,000	1.250		03/11/33	551,797
	$1,620,000	3.000		01/15/34	1,517,940
	3,440,000	2.780		12/01/60	2,698,895
	5,190,000	3.230	(g)	07/28/21	3,951,861

					9,229,882

Philippines – 0.4%
	Republic of Philippines (BBB+/Baa2)
	1,320,000	1.648		06/10/31	1,174,945
	550,000	2.950		05/05/45	477,873
	2,940,000	2.650		12/10/45	2,429,499

					4,082,317

Qatar – 1.9%
	Republic of Qatar (AA-/Aa3)
	10,470,000	5.103	(a)	04/23/48	12,799,575
	2,950,000	4.817	(a)	03/14/49	3,488,375
	240,000	4.817		03/14/49	283,800
	2,770,000	4.400	(a)	04/16/50	3,105,862

					19,677,612

Sovereign Debt Obligations – (continued)
Romania – 2.7%
	Republic of Romania (BBB-/Baa3)
	1,520,000	3.000	%(a)	02/27/27	1,474,400
EUR	3,330,000	2.375	(a)	04/19/27	3,596,321
	3,420,000	2.875		05/26/28	3,702,977
	1,130,000	1.750	(a)	07/13/30	1,057,865
	$2,070,000	3.000	(a)	02/14/31	1,917,337
EUR	2,320,000	2.124	(a)	07/16/31	2,187,941
	$2,160,000	3.625	(a)	03/27/32	2,043,900
EUR	9,380,000	2.000	(a)	04/14/33	8,379,123
	1,640,000	2.000		04/14/33	1,465,007
	590,000	2.750		04/14/41	498,490
	1,190,000	3.375		01/28/50	1,053,150

					27,376,511

Russia – 0.4%
	Russian Federation Bond (NR/NR)
	$3,000,000	4.750		05/27/26	660,000
	3,200,000	4.375	(a)	03/21/29	512,000
EUR	10,800,000	1.850		11/20/32	1,911,600
	$4,200,000	5.100	(a)	03/28/35	672,000
	4,600,000	5.100		03/28/35	736,000

					4,491,600

Saudi Arabia – 2.1%
	Saudi Government International Bond (NR/A1)
	3,600,000	4.625		10/04/47	3,861,000
	1,380,000	5.000		04/17/49	1,571,475
	5,730,000	3.250	(a)	11/17/51	5,042,400
	1,770,000	3.750	(a)	01/21/55	1,699,200
	410,000	3.750		01/21/55	393,600
	7,750,000	4.500	(a)	04/22/60	8,370,000

					20,937,675

Senegal – 0.8%
	Republic of Senegal (B+/Ba3)
EUR	4,580,000	4.750	(a)	03/13/28	4,863,959
	400,000	5.375		06/08/37	369,487
	3,600,000	5.375	(a)	06/08/37	3,325,387

					8,558,833

Serbia(a) – 0.2%
	Republic of Serbia (BB+/Ba2)
	1,630,000	1.000		09/23/28	1,516,931

South Africa – 1.9%
	Republic of South Africa (NR/Ba2)
	$810,000	4.850		09/27/27	813,949
	2,550,000	5.650		09/27/47	2,221,369
	Republic of South Africa (BB-/Ba2)
	2,670,000	4.300		10/12/28	2,582,891
	7,690,000	4.850		09/30/29	7,499,192
	530,000	6.250		03/08/41	527,284
	6,120,000	5.750		09/30/49	5,337,022

					18,981,707

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Sri Lanka – 0.8%
	Republic of Sri Lanka (CCC/Caa2)
	$200,000	5.750	%(a)	04/18/23	$98,022
	910,000	6.350	(a)	06/28/24	446,000
	2,630,000	6.125		06/03/25	1,315,289
	4,460,000	6.850	(a)	11/03/25	2,208,191
	2,290,000	6.850		11/03/25	1,133,802
	1,690,000	6.750	(a)	04/18/28	798,711
	3,810,000	7.550	(a)	03/28/30	1,800,644

					7,800,659

Tajikistan – 0.1%
	Republic of Tajikistan (B-/B3)
	710,000	7.125		09/14/27	525,533

Trinidad and Tobago(a)(b) – 0.2%
	Republic of Trinidad & Tobago (BBB-/Ba2)
	1,560,000	4.500		06/26/30	1,509,105

Tunisia(a) – 0.1%
	Tunisian Republic (NR/Caa1)
EUR	760,000	6.375		07/15/26	529,672

Turkey – 3.5%
	Republic of Turkey (NR/B2)
	5,380,000	4.250		03/13/25	5,017,859
EUR	2,700,000	3.250		06/14/25	2,875,426
	2,870,000	5.200		02/16/26	3,178,509
	$790,000	4.250		04/14/26	708,432
	1,200,000	4.875		10/09/26	1,078,725
	4,780,000	6.000		03/25/27	4,437,334
	1,190,000	6.125		10/24/28	1,080,520
	6,210,000	5.250		03/13/30	5,221,446
	1,200,000	5.950		01/15/31	1,033,350
	2,670,000	6.500		09/20/33	2,328,407
	7,440,000	5.750		05/11/47	5,534,895
	999,000	7.375		02/05/25	1,008,865
	2,970,000	6.000		01/14/41	2,316,229

					35,819,997

Ukraine – 1.5%
	Ukraine Government Bond (B-/NR)
EUR	2,890,000	6.750		06/20/26	1,278,825
	$910,000	6.876		05/21/29	373,100
EUR	2,210,000	4.375	(a)	01/27/30	1,002,373
	970,000	4.375		01/27/30	439,956
	$2,090,000	7.375		09/25/32	862,125
	873,000	7.253	(a)	03/15/33	360,112
	1,660,000	7.253		03/15/33	684,750
	5,218,000	1.258	(h)	05/31/40	1,591,490
	Ukraine Government Bond (B-/Caa2u)
	1,649,000	7.750		09/01/22	981,155
	6,510,000	7.750		09/01/24	2,783,025
	3,130,000	7.750		09/01/25	1,330,250
	6,510,000	7.750		09/01/26	2,734,200
	1,220,000	7.750		09/01/27	512,400

					14,933,761

Sovereign Debt Obligations – (continued)
United Arab Emirates(a) – 0.7%
	Finance Department Government of Sharjah (BBB-/Baa3)
	2,700,000	3.625		03/10/33	2,484,000
	6,310,000	4.000		07/28/50	5,086,649

					7,570,649

Uruguay(b) – 0.3%
	Republic of Uruguay (BBB/Baa2)
	2,360,000	4.375		01/23/31	2,567,680

Uzbekistan(a) – 0.2%
	Republic of Uzbekistan (BB-/NR)
	1,460,000	5.375		02/20/29	1,470,950
	1,160,000	3.700		11/25/30	1,032,400

					2,503,350

Vietnam(b)(i) – 0.3%
	Debt and Asset Trading Corp. (NR/NR)
	2,840,000	1.000		10/10/25	2,593,807

Zambia – 0.5%
	Republic of Zambia (D/NR)
	7,124,000	5.375	(f)	09/20/22	4,808,700
	860,000	8.500		04/14/24	609,525

					5,418,225

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $802,528,851)				$666,500,707

Corporate Obligations – 23.4%
Azerbaijan – 0.1%
	State Oil Co. of the Azerbaijan Republic (BB-/NR)
	$1,040,000	6.950%		03/18/30	$1,152,320

Bahrain(a) – 0.3%
	CBB International Sukuk Programme Co. WLL (B+/B2u)
	2,670,000	3.950		09/16/27	2,649,975

Brazil – 0.5%
	Banco do Brasil SA (CCC+/NR)(b)(h) (10 Year CMT + 4.398%)
	2,920,000	6.250		12/31/99	2,806,120
	Banco do Brasil SA (CCC+/B2)(b)(h) (10 Year CMT + 6.362%)
	290,000	9.000		12/31/99	302,651
	Samarco Mineracao SA(f)(NR/WR)
	995,000	4.125		11/01/22	645,382
	430,000	5.750		10/24/23	276,490
	800,000	5.375		09/26/24	537,650

					4,568,293

British Virgin Islands – 1.4%
	Easy Tactic Ltd. (NR/NR)(b)
	380,000	8.125		07/11/24	77,900
	Huarong Finance 2017 Co. Ltd. (NR/Baa3)
	1,530,000	4.750		04/27/27	1,499,400
	290,000	4.250		11/07/27	276,225
	(-1x5 Year CMT + 6.983%)
	3,160,000	4.000	(b)(h)	12/31/99	3,152,100

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
British Virgin Islands – (continued)
Huarong Finance 2019 Co. Ltd. (NR/Baa3)
$460,000	3.750%		05/29/24	$450,800
270,000	3.250	(b)	11/13/24	259,875
320,000	3.375	(b)	02/24/30	278,400
Huarong Finance II Co. Ltd. (BBB/NR)
1,490,000	4.625		06/03/26	1,460,200
1,200,000	4.875		11/22/26	1,182,000
Huarong Finance II Co. Ltd. (BBB/Baa3)
2,240,000	5.500		01/16/25	2,278,080
1,760,000	5.000		11/19/25	1,764,400
SF Holding Investment 2021 Ltd. (A-/A3)
390,000	2.375		11/17/26	367,087
560,000	3.125		11/17/31	509,538
Sunny Express Enterprises Corp. (NR/A3)(b)(h) (-1x3 Year CMT + 4.762%)
870,000	3.350		12/31/99	870,418

				14,426,423

Burundi – 0.8%
The African Export-Import Bank (NR/Baa1)(a)(b)
2,022,000	2.634		05/17/26	1,881,491
2,920,000	3.798		05/17/31	2,693,320
The Eastern & Southern African Trade & Development Bank (NR/Baa3)
3,740,000	4.875		05/23/24	3,755,409

				8,330,220

Chile – 0.3%
Embotelladora Andina SA (BBB/NR)(a)
506,000	5.000		10/01/23	520,642
Empresa de los Ferrocarriles del Estado (A/NR)(a)(b)
600,000	3.068		08/18/50	455,738
Empresa de Transporte de Pasajeros Metro SA (A/NR)(a)(b)
830,000	3.650		05/07/30	828,081
GNL Quintero SA (BBB/Baa2)
935,344	4.634		07/31/29	946,627
Inversiones CMPC SA (BBB-/NR)(a)(b)
660,000	4.375		05/15/23	668,992

				3,420,080

China – 0.2%
China Aoyuan Group Ltd. (NR/NR)(b)(f)
370,000	5.980		08/18/25	59,200
Fantasia Holdings Group Co. Ltd (NR/NR)(b)
340,000	10.875		03/02/24	45,900
Fantasia Holdings Group Co. Ltd. (NR/WR)(b)
200,000	11.875		06/01/23	28,000
iQIYI, Inc. (NR/NR)(e)
200,000	2.000		04/01/25	158,212
100,000	4.000		12/15/26	69,401
Meituan (BBB-/Baa3)(b)
480,000	2.125		10/28/25	428,285
310,000	3.050		10/28/30	249,085
Nio, Inc. (NR/NR)(e)
520,000	0.000	(d)	02/01/26	437,629
400,000	0.500		02/01/27	325,531

Corporate Obligations – (continued)
China – (continued)
Redsun Properties Group Ltd. (NR/B3)(b)
220,000	9.700		04/16/23	37,400
Sunac China Holdings Ltd. (NR/Caa2)(b)
810,000	6.500		07/09/23	218,700
600,000	6.650		08/03/24	147,000
Yuzhou Group Holdings Co. Ltd. (NR/Caa3)(b)(f)(h) (-1x5 Year CMT + 8.527%)
410,000	5.375		12/31/99	28,700

				2,233,043

Colombia – 0.2%
Banco de Bogota SA (NR/Ba2)(a)
1,660,000	6.250		05/12/26	1,684,153
Grupo Aval Ltd. (NR/Ba2)
590,000	4.750		09/26/22	592,581

				2,276,734

Cyprus(f) – 0.1%
MHP SE (D/NR)
1,910,000	7.750		05/10/24	845,557

Dominican Republic(a)(b) – 0.3%
Aeropuertos Dominicanos Siglo XXI SA (BB-/B1)
3,220,000	6.750		03/30/29	3,113,337

Hong Kong – 0.7%
CNAC HK Finbridge Co. Ltd (NR/Baa2)
2,600,000	3.875		06/19/29	2,551,952
1,000,000	3.000		09/22/30	916,890
CNAC HK Finbridge Co. Ltd (A-/NR)
1,770,000	4.125		07/19/27	1,769,558
1,730,000	5.125		03/14/28	1,808,174

				7,046,574

India – 0.9%
Adani Electricity Mumbai Ltd. (BBB-/Baa3)
1,160,000	3.949		02/12/30	1,048,310
Adani Green Energy Ltd. (NR/Ba3)
390,000	4.375		09/08/24	381,713
Adani Ports & Special Economic Zone Ltd. (BBB-/Baa3)
790,000	4.200	(b)	08/04/27	773,854
270,000	4.375		07/03/29	258,491
Reliance Industries Ltd. (BBB+/Baa2)(a)
3,270,000	2.875		01/12/32	2,992,900
3,390,000	3.625		01/12/52	2,999,353
720,000	3.750		01/12/62	645,869

				9,100,490

Indonesia – 1.3%
Bank Negara Indonesia Persero Tbk PT (NR/Ba3)(b)(h) (5 year CMT + 3.466%)
1,300,000	4.300		12/31/99	1,186,393
Indofood CBP Sukses Makmur Tbk PT (NR/Baa3)(b)
510,000	3.398		06/09/31	456,506
380,000	3.541		04/27/32	339,625
Indonesia Asahan Aluminium Persero PT (NR/Baa2)(b)
1,620,000	5.450		05/15/30	1,687,129
1,060,000	5.800	(a)	05/15/50	1,065,830

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Indonesia – (continued)
	Pertamina Persero PT (NR/Baa2)(b)
	$2,250,000	2.300%		02/09/31	$1,991,497
	2,420,000	4.150		02/25/60	2,135,650
	Pertamina Persero PT (BBB/Baa2)
	1,030,000	6.500		05/27/41	1,199,342
	2,020,000	6.000		05/03/42	2,236,403
	Perusahaan Gas Negara Tbk PT (NR/Baa2)
	1,330,000	5.125		05/16/24	1,371,396

					13,669,771

Ireland – 0.0%
	Credit Bank of Moscow Via CBOM Finance PLC (NR/NR)(b)(h) (5 Year USD Swap + 5.416%)
	310,000	7.500		10/05/27	15,500
	Credit Bank of Moscow Via CBOM Finance PLC (NR/WR)(a)
	3,010,000	5.550		02/14/23	301,000

					316,500

Israel(a)(b) – 0.3%
	Leviathan Bond Ltd. (BB-/Ba3)
	3,350,000	5.750		06/30/23	3,383,081

Ivory Coast(a)(i) – 0.2%
	Brazil Minas SPE via State of Minas Gerais (BB-/NR)
	2,100,000	5.333		02/15/28	2,121,394

Japan(b)(h) – 0.1%
	SoftBank Group Corp. (B+/B2u) (5 Year USD ICE Swap + 4.226%)
	990,000	6.000		12/31/99	945,450

Kazakhstan – 0.9%
	KazMunayGas National Co. JSC (NR/Baa2)(a)(b)
	2,100,000	3.500		04/14/33	1,737,750
	KazMunayGas National Co. JSC (BB/Baa2)
	6,002,000	4.750		04/19/27	5,736,787
	Tengizchevroil Finance Co. International Ltd. (BBB-/Baa2)(a)(b)
	1,690,000	2.625		08/15/25	1,476,553

					8,951,090

Luxembourg – 0.2%
	Altice Financing SA (B/B2)(a)(b)
EUR	1,320,000	4.250		08/15/29	1,305,784
	Gazprom PJSC Via Gaz Capital SA (CCC-/WR)(e)
	$410,000	8.625		04/28/34	183,475
	Puma International Financing SA (NR/B1)(b)
	200,000	5.000		01/24/26	188,600
	Rede D’or Finance S.a.r.l. (BB/NR)(b)
	256,000	4.500	(a)	01/22/30	234,880
	552,000	4.500		01/22/30	506,460

					2,419,199

Malaysia(b) – 0.9%
	Axiata Spv5 Labuan Ltd. (BBB+/Baa2)
	360,000	3.064		08/19/50	304,920
	Genm Capital Labuan Ltd. (BBB-/NR)(a)
	2,430,000	3.882		04/19/31	2,101,646

Corporate Obligations – (continued)
Malaysia(b) – (continued)
	Petronas Capital Ltd. (A-/A2)(a)
	4,410,000	4.550		04/21/50	4,948,020
	1,040,000	4.800		04/21/60	1,208,397

					8,562,983

Mauritius – 0.4%
	Greenko Power II Ltd. (NR/Ba1)(a)(b)
	860,000	4.300		12/13/28	809,733
	India Airport Infra (NR/B1)(a)(b)
	250,000	6.250		10/25/25	238,125
	India Green Power Holdings (NR/Ba3)(a)(b)
	670,000	4.000		02/22/27	611,375
	MTN Mauritius Investments Ltd. (BB-/Ba2)
	1,790,000	4.755		11/11/24	1,794,811
	550,000	6.500	(a)	10/13/26	579,322

					4,033,366

Mexico – 4.5%
	Banco Mercantil del Norte SA (BB-/Ba2)(a)(b)(h) (5 Year CMT + 4.967%)
	2,050,000	6.750		12/31/99	1,997,213
	Banco Mercantil del Norte SA/Grand Cayman (BB-/Ba2)(a)(b)(h) (5 year CMT + 4.643%)
	1,210,000	5.875		12/31/99	1,114,939
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/Baa3)(a)(b)(h) (5 Year CMT + 2.995%)
	1,090,000	5.950		10/01/28	1,107,244
	BBVA Bancomer SA (BB/NR)(a)(b)(h) (5 Year CMT + 2.650%)
	1,510,000	5.125		01/18/33	1,422,420
	Cemex SAB de CV (BB/NR)(a)(b)
	400,000	7.375		06/05/27	428,500
	Industrias Penoles SAB de CV (BBB/NR)(a)(b)
	400,000	4.750		08/06/50	364,075
	Mexico City Airport Trust (BBB/Baa3)(b)
	1,180,000	4.250	(a)	10/31/26	1,165,250
	889,000	4.250		10/31/26	877,888
	2,490,000	3.875	(a)	04/30/28	2,362,387
	1,630,000	5.500	(a)	10/31/46	1,430,325
	722,000	5.500		10/31/46	633,555
	6,099,000	5.500		07/31/47	5,389,991
	Petroleos Mexicanos (BBB/Ba3)
EUR	12,650,000	5.125		03/15/23	14,266,944
	$760,000	6.875		08/04/26	793,212
	2,500,000	6.490	(b)	01/23/27	2,532,250
	3,170,000	6.500		03/13/27	3,207,247
	760,000	5.350		02/12/28	718,580
	560,000	6.750		09/21/47	449,652
	3,343,000	7.690	(b)	01/23/50	2,908,410
	3,043,000	6.950	(b)	01/28/60	2,464,526
	Unifin Financiera SAB de CV (B+/NR)(b)
	690,000	7.375		02/12/26	390,842
	Unifin Financiera SAB de CV (BB-/NR)(b)
	200,000	8.375		01/27/28	112,100

					46,137,550

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Netherlands – 1.1%
	Greenko Dutch B.V. (NR/Ba1)(a)(b)
	$649,900	3.850%		03/29/26	$613,343
	IHS Netherlands Holdco B.V. (B/B2)(a)(b)
	400,000	8.000		09/18/27	402,000
	Lukoil International Finance B.V. (CCC-/NR)
	1,800,000	4.750		11/02/26	991,800
	Lukoil Securities B.V. (CCC-/NR)(a)
	1,280,000	3.875		05/06/30	659,200
	Metinvest B.V. (NR/NR)(b)
	301,000	7.750	(a)	04/23/23	127,925
	200,000	7.750		04/23/23	85,000
	500,000	8.500		04/23/26	217,500
	Minejesa Capital B.V. (NR/Baa3)
	1,070,000	4.625		08/10/30	1,016,618
	MV24 Capital B.V. (BB/NR)(a)
	1,164,960	6.748		06/01/34	1,131,176
	NE Property B.V. (BBB/NR)(b)
EUR	2,440,000	3.375		07/14/27	2,672,257
	Prosus NV (BBB/Baa3)(b)
	$310,000	3.257	(a)	01/19/27	283,650
	2,620,000	3.680	(a)	01/21/30	2,308,875
	480,000	3.680		01/21/30	423,000
	560,000	4.027	(a)	08/03/50	420,000

					11,352,344

Pakistan – 0.2%
	The Third Pakistan International Sukuk Co. Ltd. (B-/B3)
	2,460,000	5.625		12/05/22	2,364,368

Panama(a) – 0.9%
	Aeropuerto Internacional de Tocumen SA (BBB/Baa2)(b)
	1,430,000	4.000		08/11/41	1,304,696
	3,960,000	5.125		08/11/61	3,610,530
	Autoridad del Canal de Panama (A-/A2)
	380,000	4.950		07/29/35	425,434
	Banco Latinoamericano de Comercio Exterior SA (BBB/Baa2)(b)
	2,430,000	2.375		09/14/25	2,340,625
	Banco Nacional de Panama (BBB/Baa2)(b)
	1,490,000	2.500		08/11/30	1,308,890

					8,990,175

Peru(a) – 0.6%
	ABY Transmision Sur SA (BBB/NR)
	4,935,024	6.875		04/30/43	5,823,328
	Corp. Lindley SA (BBB+/NR)
	90,000	4.625		04/12/23	90,495

					5,913,823

Philippines(b) – 0.0%
	VLL International, Inc. (NR/NR)
	210,000	7.250		07/20/27	212,139

Qatar(a)(b) – 0.6%
	Qatar Energy (AA-/Aa3)
	6,760,000	3.300		07/12/51	6,219,200

Singapore – 0.0%
	ABJA Investment Co Pte Ltd. (BBB-/NR)
	310,000	5.450		01/24/28	319,300

Corporate Obligations – (continued)
South Africa – 0.3%
	Eskom Holdings SOC Ltd. (CCC+/Caa2)
	520,000	6.750		08/06/23	511,323
	2,170,000	7.125		02/11/25	2,092,965

					2,604,288

Thailand(a)(b) – 0.5%
	GC Treasury Center Co. Ltd. (BBB/Baa2)
	1,740,000	2.980		03/18/31	1,593,448
	GC Treasury Center Co. Ltd. (BBB/Baa2)
	450,000	4.300		03/18/51	416,250
	PTT Treasury Center Co. Ltd. (BBB/Baa1)
	2,850,000	3.700		07/16/70	2,338,425
	PTTEP Treasury Center Co. Ltd. (NR/Baa1)
	1,040,000	2.993		01/15/30	1,001,195

					5,349,318

Turkey – 0.5%
	TC Ziraat Bankasi A/S (NR/B2)
	500,000	5.125		05/03/22	499,313
	Yapi ve Kredi Bankasi A/S (NR/B2)
	1,820,000	6.100		03/16/23	1,836,098
	200,000	5.850		06/21/24	196,100
	Yapi ve Kredi Bankasi A/S (NR/Caa3u)(b)(h) (5 Year USD Swap + 11.245%)
	2,650,000	13.875		12/31/99	2,837,653

					5,369,164

United Arab Emirates – 1.9%
	Abu Dhabi Crude Oil Pipeline LLC (AA/NR)(a)
	6,590,000	4.600		11/02/47	6,966,042
	DP World Crescent Ltd. (NR/Baa3)(b)
	1,500,000	3.750		01/30/30	1,496,250
	DP World Ltd. (NR/Baa3)
	1,070,000	5.625		09/25/48	1,160,950
	DP World Salaam (NR/Ba2)(b)(h) (5 Year CMT + 5.750%)
	6,150,000	6.000		12/31/99	6,363,328
	Galaxy Pipeline Assets Bidco Ltd. (NR/Aa2)(a)
	510,000	2.160		03/31/34	468,563
	NBK Tier 1 Financing 2 Ltd. (NR/Baa3)(a)(b)(h) (6 Year USD Swap + 2.832%)
	2,480,000	4.500		12/31/99	2,421,968

					18,877,101

United Kingdom – 0.4%
	Gazprom PJSC via Gaz Finance PLC (CCC-/NR)(a)(b)(h) (5 Year CMT + 4.264%)
	3,660,000	4.599		10/15/99	915,000
	IHS Holding Ltd. (B/NR)(a)(b)
	480,000	5.625		11/29/26	452,400
	400,000	6.250		11/29/28	373,000
	Prudential PLC (A-/A3)(b)(h) (5 year CMT + 1.517%)
	1,000,000	2.950		11/03/33	918,750
	Vedanta Resources Finance II PLC (B-/NR)(a)(b)
	570,000	8.950		03/11/25	552,900
	Vedanta Resources Ltd. (B-/B3)
	410,000	7.125		05/31/23	387,142

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
United Kingdom – (continued)
Vedanta Resources Ltd. (B-/B3) – (continued)
$840,000	6.125	%(b)	08/09/24	$728,700

				4,327,892

United States – 0.8%
Brazil Loan Trust 1 (BB-/NR)(a)(i)
2,543,672	5.477		07/24/23	2,590,253
Kosmos Energy Ltd. (B+/B3u)(a)(b)
930,000	7.750		05/01/27	911,400
Sasol Financing USA LLC (BB/Ba2)(b)
4,190,000	5.875		03/27/24	4,242,375

				7,744,028

Uzbekistan – 0.1%
National Bank of Uzbekistan (BB-/NR)
1,200,000	4.850		10/21/25	1,026,975

Venezuela(f) – 0.9%
Petroleos de Venezuela SA (CCC-/NR)
2,180,000	5.500		04/12/37	147,150
138,210,000	6.000		10/28/22	4,837,350
41,690,000	6.000		05/16/24	2,814,075
3,387,934	6.000		11/15/26	228,686
19,170,000	5.375		04/12/27	1,293,975

				9,321,236

TOTAL CORPORATE OBLIGATIONS
(Cost $318,138,465)				$239,694,781

Shares	Dividend Rate	Value

Investment Company(j) – 4.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
44,863,818	0.253%	$44,863,818
(Cost $44,863,818)

TOTAL INVESTMENTS – 93.0%
(Cost $1,165,531,134)		$951,059,306

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.0%		71,525,030

NET ASSETS – 100.0%		$1,022,584,336

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2022.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2022.

(f)	Security is currently in default and/or non-income producing.

(g)	Actual maturity date is July 28, 2121.

(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $7,305,454, which represents approximately 0.7% of the Fund’s net assets as of March 31, 2022.

(j)	Represents an affiliated issuer.

Security ratings disclosed, if any, are obtained from by S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURO	— Euro Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	AUD	1,380,009	EUR	920,337	06/15/22	$12,881
	AUD	89,354	NZD	95,284	04/11/22	843
	AUD	6,404,115	USD	4,671,190	06/15/22	127,389
	BRL	7,286,990	USD	1,418,659	04/04/22	109,994
	CAD	6,918,989	USD	5,412,136	06/15/22	121,320
	CHF	929,238	EUR	905,964	06/15/22	3,748
	CHF	2,295,405	USD	2,484,013	06/15/22	8,308
	CLP	2,494,349,754	USD	3,096,836	04/27/22	57,951
	CNH	11,621,679	USD	1,810,230	04/19/22	16,263
	CNH	12,146,998	USD	1,901,832	04/22/22	6,840
	CNH	12,448,935	USD	1,951,550	04/25/22	4,175
	CZK	33,309,112	USD	1,427,596	06/15/22	68,236
	EUR	1,836,668	CHF	1,861,562	06/15/22	16,602
	EUR	2,994,125	USD	3,291,087	04/05/22	21,613
	EUR	6,114,911	USD	6,709,816	04/06/22	55,905
	EUR	6,644,938	USD	7,320,479	05/05/22	38,651
	EUR	55,389,264	USD	60,774,900	06/15/22	681,934
	GBP	2,415,777	USD	3,162,796	04/25/22	10,166
	HUF	136,849,890	USD	400,497	06/15/22	7,176
	IDR	28,724,510,409	USD	1,996,555	05/13/22	3,371
	IDR	14,476,521,356	USD	1,001,558	06/15/22	5,137
	ILS	1,617,222	USD	501,678	04/26/22	5,320
	INR	337,251,042	USD	4,426,157	04/04/22	16,927
	KRW	2,864,897,609	USD	2,330,796	04/11/22	26,765
	MXN	19,381,296	USD	957,082	04/12/22	15,311
	MXN	314,045,753	USD	14,774,571	06/15/22	798,829
	NOK	34,170,678	USD	3,795,546	06/15/22	83,934
	NZD	2,033,969	USD	1,339,902	05/12/22	68,750
	PLN	3,657,977	EUR	779,326	04/25/22	5,771
	PLN	7,469,897	USD	1,735,319	05/05/22	36,449
	PLN	55,828,837	USD	12,833,457	06/15/22	352,848
	RUB	33,617,547	USD	313,450	04/01/22	99,556
	RUB	25,641,707	USD	202,701	05/04/22	95,410
	SEK	38,694,628	EUR	3,686,705	06/15/22	32,963
	SEK	9,473,398	USD	1,008,583	06/15/22	958
	SGD	12,393,522	USD	9,120,580	04/06/22	23,222
	SGD	4,983,791	USD	3,664,700	06/15/22	12,431
	TWD	28,604,372	USD	993,449	04/15/22	5,485
	USD	1,020,983	CNH	6,510,868	06/15/22	939
	USD	811,881	CZK	17,993,658	06/15/22	3,830
	USD	992,098	EUR	894,515	04/06/22	2,381
	USD	213,801,057	EUR	187,022,145	05/05/22	6,677,965
	USD	1,057,848	GBP	805,259	04/25/22	194
	USD	997,568	GBP	757,796	06/15/22	2,374
	USD	5,381,034	INR	407,599,532	04/04/22	11,150
	USD	4,448,805	INR	337,251,042	04/05/22	7,619
	USD	8,217,263	INR	619,892,863	04/13/22	69,243
	USD	7,807,361	JPY	921,828,192	06/15/22	219,602
	USD	8,960,618	KRW	10,784,345,594	04/11/22	86,043

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD	995,618	NZD	1,435,363	06/15/22	$2,151
	USD	13,432,867	PLN	53,689,624	05/06/22	699,745
	USD	768,164	RUB	59,259,254	05/04/22	79,214
	USD	5,367,000	TRY	51,788,867	06/14/22	2,034,126
	USD	2,354,930	TWD	65,346,950	04/15/22	72,856
	ZAR	29,617,408	USD	1,916,984	04/08/22	107,837
	ZAR	34,685,586	USD	2,335,111	04/25/22	31,014
	ZAR	74,286,473	USD	4,784,075	04/26/22	282,830
	ZAR	17,371,098	USD	1,139,839	06/15/22	37,366

TOTAL						$13,487,911

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	1,340,735	EUR	910,321	06/15/22	$(5,434)
	BRL	6,917,357	USD	1,443,405	05/03/22	(3,880)
	CAD	1,259,514	EUR	907,915	06/15/22	(76)
	CHF	4,434,868	EUR	4,343,801	06/15/22	(4,314)
	CLP	313,514,491	USD	397,332	06/15/22	(4,032)
	CNH	3,277,526	USD	514,800	04/28/22	(4)
	COP	6,624,356,041	USD	1,747,703	05/16/22	(3,046)
	EUR	913,821	CAD	1,273,793	06/15/22	(4,790)
	EUR	922,387	CZK	24,023,578	06/15/22	(55,411)
	EUR	281,896	PLN	1,329,959	04/25/22	(3,704)
	EUR	628,036	SEK	6,568,004	04/25/22	(3,585)
	EUR	3,564,282	SEK	37,799,426	06/15/22	(73,398)
	EUR	10,595,982	USD	11,808,708	05/05/22	(73,881)
	EUR	4,550,297	USD	5,080,455	06/15/22	(31,700)
	IDR	28,888,799,209	USD	2,016,353	05/13/22	(4,988)
	ILS	1,416,220	USD	445,030	04/26/22	(1,046)
	INR	337,251,042	USD	4,451,113	04/04/22	(8,029)
	INR	674,502,084	USD	8,893,301	04/05/22	(10,928)
	INR	521,588,127	USD	6,936,132	04/13/22	(80,252)
	INR	10,814,372	USD	142,341	05/05/22	(687)
	INR	76,415,000	USD	1,000,000	06/15/22	(3,514)
	JPY	761,281,756	USD	6,598,112	06/15/22	(331,844)
	KRW	6,588,439,335	USD	5,481,190	04/11/22	(59,479)
	KRW	501,110,940	USD	413,526	06/15/22	(1,299)
	NOK	26,254,064	EUR	2,728,418	06/15/22	(46,613)
	NOK	8,462,898	USD	965,065	06/15/22	(4,252)
	NZD	183,444	USD	127,493	04/28/22	(412)
	NZD	187,844	USD	130,645	04/29/22	(518)
	RUB	67,235,094	USD	776,393	05/23/22	(9,393)
	SEK	11,957,734	EUR	1,157,177	04/25/22	(8,718)
	SEK	9,393,728	USD	1,015,472	06/15/22	(14,422)
	TRY	51,788,867	USD	4,198,681	06/14/22	(865,806)
	TWD	28,226,535	USD	996,348	06/15/22	(7,158)
	USD	1,491,270	BRL	7,286,990	04/04/22	(37,382)
	USD	2,113,080	CHF	1,952,556	06/15/22	(6,981)
	USD	611,746	CLP	489,672,174	06/15/22	(2,540)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	USD	1,942,296	CNH	12,392,664	04/22/22	$(4,978)
	USD	6,016,174	CNH	38,573,233	06/15/22	(27,010)
	USD	1,880,641	COP	7,458,622,267	05/16/22	(83,737)
	USD	3,114,580	EUR	2,832,280	04/05/22	(19,054)
	USD	6,526,796	EUR	5,915,995	04/06/22	(18,839)
	USD	5,021,591	EUR	4,558,231	06/15/22	(35,970)
	USD	1,055,678	GBP	805,259	04/25/22	(1,976)
	USD	6,306,884	GBP	4,809,473	06/15/22	(9,276)
	USD	2,696,312	HUF	946,570,641	06/15/22	(123,507)
	USD	3,144,603	IDR	45,523,784,113	05/31/22	(23,151)
	USD	442,336	ILS	1,431,732	04/18/22	(6,450)
	USD	2,519,246	ILS	8,118,517	04/26/22	(25,904)
	USD	1,891,405	ILS	6,122,067	06/15/22	(31,626)
	USD	3,508,759	INR	266,902,552	04/04/22	(7,525)
	USD	4,425,576	INR	337,251,042	04/05/22	(15,611)
	USD	1,131,571	INR	86,867,344	04/13/22	(10,234)
	USD	3,016,426	INR	233,255,793	06/15/22	(25,332)
	USD	1,415,193	KRW	1,728,571,489	06/15/22	(6,774)
	USD	7,907,857	MXN	164,208,743	04/12/22	(330,785)
	USD	3,073,859	MXN	64,724,918	06/15/22	(135,823)
	USD	8,225,915	NZD	12,073,317	06/15/22	(130,471)
	USD	403,694	RUB	33,617,547	04/01/22	(9,312)
	USD	3,057,820	SEK	29,620,389	06/15/22	(98,702)
	USD	9,105,283	SGD	12,392,208	04/06/22	(37,550)
	USD	2,256,316	TRY	37,173,217	06/15/22	(134,020)
	USD	4,570,500	TWD	131,682,504	04/15/22	(28,173)
	USD	683,778	ZAR	10,135,800	04/26/22	(7,561)
	USD	5,751,583	ZAR	87,631,626	06/15/22	(187,037)
	ZAR	11,786,798	USD	805,210	04/25/22	(1,159)

TOTAL						$(3,351,063)

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	210	06/21/22	$28,448,438	$(542,309)
Ultra Long U.S. Treasury Bonds	156	06/21/22	27,631,500	(685,415)
2 Year U.S. Treasury Notes	207	06/30/22	43,867,828	(293,239)
5 Year U.S. Treasury Notes	531	06/30/22	60,899,062	(830,343)
10 Year U.S. Treasury Notes	337	06/21/22	41,408,875	(456,859)
20 Year U.S. Treasury Bonds	217	06/21/22	32,563,563	(875,848)

TOTAL FUTURES CONTRACTS				$(3,684,013)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	10.565%(a)	01/02/23		$14,880		$(26,559)	$—	$(26,559)
1M BID Avg(a)	12.400(a)	01/02/23	BRL	14,140		24,280	(557)	24,837
5.800%(a)	1M BID Avg(a)	01/02/23		130,700		1,312,712	55,887	1,256,825
1M BID Avg(a)	7.200(a)	01/02/23		141,640		(1,150,269)	6,652	(1,156,921)
1M BID Average(b)	11.814(b)	01/02/24	BRL	21,053		12,355	(6,131)	18,486
1M BID Avg(a)	12.300(a)	01/02/24		6,140		14,748	(19,951)	34,699
3M KWCDC(c)	1.500(c)	03/16/24	KRW	5,289,530		(89,037)	(66,843)	(22,194)
3M CNY(c)	2.250(c)	03/16/24	CNY	146,100		3,536	68,754	(65,218)
(0.50)(d)	6M EURO(e)	03/16/24		9,130		197,793	43,484	154,309
8.700(b)	Mexico IB TIIE 28D(b)	06/12/24	MXN	569,440	(f)	22,111	149	21,962
3M CNY(c)	2.250(c)	06/15/24	CNY	124,040	(f)	(6,704)	50,245	(56,949)
6.100(c)	3M JIBAR(c)	06/15/24	ZAR	353,683	(f)	91,577	111,437	(19,860)
4.750(d)	6M WIBOR(e)	06/15/24	PLN	183,265	(f)	907,802	960,686	(52,884)
1M BID Average(a)	12.060(a)	01/02/25	BRL	29,630		79,112	8,444	70,668
10.950(b)	1M BID Avg(b)	01/02/25		3,600		5,771	845	4,926
(0.250)(e)	6M EURO(d)	03/16/25	EUR	16,810		562,828	32,270	530,558
1M BID Avg(b)	11.230(b)	01/04/27	BRL	1,890		3,265	(15,387)	18,652
(0.250)(d)	6M EURO(e)	03/16/27	EUR	19,450		1,280,328	172,968	1,107,360
3M CNY(d)	2.250(c)	06/15/27	CNY	59,630	(f)	(92,135)	(48,851)	(43,284)
0.000(d)	6M EURO(e)	03/16/29	EUR	14,940		1,189,756	(7,108)	1,196,864
6M EURO(e)	0.250(d)	03/16/32		2,500		(508)	—	(508)
1.500(d)	3M SOFR(d)	03/16/32		$11,590		634,733	(147,629)	782,362
0.250(d)	6M EURO(e)	03/16/32	EUR	21,940		2,163,115	933,465	1,229,650
Mexico Interbank TIIE 28 Days(b)	8.400(b)	06/02/32	MXN	43,620	(f)	28,579	8,888	19,691
3M KWCDC(c)	2.500(c)	06/15/32	KRW	12,016,620	(f)	(162,790)	46,534	(209,324)
3.750(d)	6M WIBOR(e)	06/15/32	PLN	27,334	(f)	499,758	313,265	186,493
3M JIBAR(d)	8.000(d)	06/15/32	ZAR	94,950	(f)	(21,724)	(106,192)	84,468
0.500(d)	6M EURO(e)	03/16/37		10,170		1,225,693	(332,148)	1,557,841

TOTAL						$8,710,126	$2,063,176	$6,646,950

(a)	Payments made at maturity.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Payments made annually.
(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.164%	JPMorgan Securities, Inc.	06/20/22	$2,820	$(6,216)	$(1,353)	$(4,863)
Protection Sold:

Arab Republic of Egypt, 4.550%, 09/20/23	1.000	5.285	Barclays Bank PLC	06/20/27	1,630	(296,450)	(338,640)	42,190
Ukraine Government, 7.375%, 09/25/32	5.000	68.963	Deutsche Bank AG (London)	12/20/23	3,820	(1,953,072)	(115,545)	(1,837,527)

TOTAL						$(2,255,738)	$(455,538)	$(1,800,200)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Argentine Republic, 1.000%, 07/09/29	5.000%	26.232%	12/20/25	$560	$(271,189)	$(88,048)	$(183,141)
ICE CD ITXEB 37	1.000	1.007	06/20/27	55,170	(2,021)	(206,608)	204,587
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.467	12/20/26	13,420	325,033	288,486	36,547
Republic of Brazil, 4.250%, 01/07/25	1.000	2.071	06/20/27	1,700	(85,740)	(94,428)	8,688
Republic of Chile, 3.240%, 06/02/28	1.000	0.700	06/20/27	900	14,246	13,971	275
Republic of Chile, 3.875%, 08/05/20	1.000	0.330	12/20/24	12,630	229,902	173,375	56,527
Republic of Chile, 3.875%, 08/05/20	1.000	0.629	12/20/26	1,120	18,956	7,597	11,359
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.564	12/20/25	8,140	129,760	(50,485)	180,245
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.840	06/20/27	6,320	51,338	27,055	24,283
Republic of Panama, 8.875%, 09/30/27	1.000	0.806	06/20/27	1,000	9,791	7,764	2,027
Republic of Peru, 8.750%, 11/21/33	1.000	0.777	06/20/27	4,420	49,659	53,292	(3,633)
Republic of South Africa, 5.875%, 03/16/22	1.000	1.915	12/20/26	1,560	(61,787)	(83,616)	21,829
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.229	12/20/23	4,520	61,130	(1,462)	62,592
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.382	12/20/24	2,270	38,130	(11,524)	49,654
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.785	06/20/27	4,940	53,362	(962)	54,324

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875% 01/15/22	1.000%	5.449%	12/20/26	$1,800	$(311,040)	$(375,169)	$64,129
State of Qatar, 9.750%, 06/15/30	1.000	0.237	06/20/24	5,830	99,626	55,047	44,579
State of Qatar, 9.750%, 06/15/30	1.000	0.277	12/20/24	13,450	264,120	(116,304)	380,424
United Mexican States, 4.150%, 03/28/27	1.000	1.003	06/20/27	21,680	2,934	(218,573)	221,507

TOTAL					$616,210	$(620,592)	$1,236,802

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put CNH	BofA Securities LLC	$6.387	04/20/2022	4,063,000	$4,063,000	$7,127	$18,507	$(11,380)
Call USD/Put INR	Citibank NA	76.705	05/02/2022	16,350,000	16,350,000	60,266	60,266	—
Call USD/Put ZAR	Citibank NA	15.315	04/21/2022	4,030,000	4,030,000	11,393	27,142	(15,749)
Call USD/Put SGD	HSBC Bank PLC	1.362	04/04/2022	17,758,757	17,758,757	5,718	41,112	(35,394)
Call USD/Put CNH	JPMorgan Securities, Inc.	6.420	04/13/2022	3,999,000	3,999,000	1,684	21,119	(19,435)
Call USD/Put ZAR	Morgan Stanley & Co.	16.045	04/06/2022	4,130,000	4,130,000	33	36,831	(36,798)
Call USD/Put CNH	MS & Co. Int. PLC	6.379	04/21/2022	4,085,000	4,085,000	9,105	18,031	(8,926)
Call USD/Put ILS	MS & Co. Int. PLC	3.268	04/21/2022	8,119,000	8,119,000	11,740	38,484	(26,744)
Call USD/Put ILS	MS & Co. Int. PLC	3.330	04/14/2022	8,020,000	8,020,000	1,516	46,901	(45,385)

				70,554,757	$70,554,757	$108,582	$308,393	$(199,811)
Puts
Put EUR/Call USD	Morgan Stanley & Co.	$1.100	04/01/2022	7,314,000	$7,314,000	$1,384	$51,749	$(50,365)
Put EUR/Call USD	Morgan Stanley & Co.	1.090	04/04/2022	10,874,000	10,874,000	3,080	35,331	(32,251)
Put EUR/Call USD	JPMorgan Securities, Inc.	1.101	04/04/2022	7,395,000	7,395,000	12,696	44,990	(32,294)
Put GBP/Call USD	Citibank NA	1.305	04/21/2022	12,158,000	12,158,000	83,035	69,034	14,001
Put NZD/Call USD	UBS AG (London)	0.683	04/26/2022	11,472,000	11,472,000	42,790	49,348	(6,558)
Put NZD/Call USD	UBS AG (London)	0.684	04/27/2022	11,476,000	11,476,000	45,581	49,289	(3,708)

				60,689,000	$60,689,000	$188,566	$299,741	$(111,175)

Total purchased option contracts				131,243,757	$131,243,757	$297,148	$608,134	$(310,986)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
Call USD/Put EUR	Barclays Bank PLC	$10.330	04/27/2022	(1,204,000)	$(1,204,000)	$(16,091)	$(13,349)	$(2,742)
Call EUR/Put PLN	Citibank NA	4.723	04/21/2022	(1,207,000)	(1,207,000)	(10,329)	(15,693)	5,364
Call EUR/Put SEK	Citibank NA	10.384	04/21/2022	(1,212,000)	(1,212,000)	(11,225)	(13,389)	2,164
Call USD/Put INR	Citibank NA	75.975	05/02/2022	(8,175,000)	(8,175,000)	(54,544)	(54,544)	—
Call EUR/Put PLN	BofA Securities LLC	4.640	04/28/2022	(1,206,000)	(1,206,000)	(21,030)	(24,433)	3,403
Call USD/Put CNH	BofA Securities LLC	6.444	04/20/2022	(4,063,000)	(4,063,000)	(2,377)	(6,448)	4,071
Call USD/Put SGD	JPMorgan Securities, Inc.	1.362	04/04/2022	(17,409,285)	(17,409,285)	(9,575)	(39,449)	29,874
Call USD/Put CNH	JPMorgan Securities, Inc.	6.485	04/13/2022	(3,999,000)	(3,999,000)	(376)	(7,922)	7,546
Call USD/Put CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(1,320,000)	(1,320,000)	(2,859)	(6,854)	3,995
Call USD/Put CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(1,349,000)	(1,349,000)	(5,760)	(5,760)	—
Call USD/Put ILS	MS & Co. Int. PLC	3.270	04/14/2022	(4,010,000)	(4,010,000)	(3,140)	(47,282)	44,142
Call USD/Put ILS	MS & Co. Int. PLC	3.223	04/21/2022	(4,059,000)	(4,059,000)	(14,742)	(37,826)	23,084
Call USD/Put CNH	MS & Co. Int. PLC	6.435	04/21/2022	(4,085,000)	(4,085,000)	(3,064)	(6,091)	3,027
Call AUD/Put NZD	UBS AG (London)	1.088	04/07/2022	(2,757,000)	(2,757,000)	(2,020)	(4,895)	2,875

				(56,055,285)	$(56,055,285)	$(157,132)	$(283,935)	$126,803
Puts
Call USD/Put EUR	Barclays Bank PLC	10.330	04/27/2022	(1,204,000)	(1,204,000)	(7,084)	(10,123)	3,039
Put GBP/Call USD	Citibank NA	1.322	04/21/2022	(6,079,000)	(6,079,000)	(88,362)	(69,259)	(19,103)
Put EUR/Call PLN	Citibank NA	4.723	04/21/2022	(1,207,000)	(1,207,000)	(27,760)	(15,693)	(12,067)
Put EUR/Call SEK	Citibank NA	10.384	04/21/2022	(1,212,000)	(1,212,000)	(9,183)	(13,389)	4,206
Put USD/Call ZAR	Citibank NA	14.483	04/21/2022	(4,030,000)	(4,030,000)	(32,022)	(22,729)	(9,293)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.350	04/13/2022	(3,999,000)	(3,999,000)	(7,102)	(7,030)	(72)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(1,320,000)	(1,320,000)	(8,613)	(5,307)	(3,306)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(1,349,000)	(1,349,000)	(4,587)	(4,587)	—
Put USD/Call ZAR	MS & Co. Int. PLC	14.960	04/06/2022	(4,130,000)	(4,130,000)	(101,185)	(28,980)	(72,205)
Put USD/Call CNH	MS & Co. Int. PLC	6.325	04/21/2022	(4,085,000)	(4,085,000)	(4,183)	(6,258)	2,075
Put EUR/Call PLN	BofA Securities LLC	4.640	04/28/2022	(1,206,000)	(1,206,000)	(13,437)	(11,221)	(2,216)
Put USD/Call CNH	BofA Securities LLC	6.330	04/20/2022	(4,063,000)	(4,063,000)	(4,896)	(6,318)	1,422
Put EUR/Call USD	JPMorgan Securities, Inc.	1.087	04/04/2022	(11,093,000)	(11,093,000)	(1,706)	(25,962)	24,256
Put EUR/Call USD	MS & Co. Int. PLC	1.083	04/01/2022	(10,971,000)	(10,971,000)	(12)	(28,498)	28,486
Put AUD/Call NZD	UBS AG (London)	1.065	04/07/2022	(2,757,000)	(2,757,000)	(530)	(4,794)	4,264
Put NZD/Call USD	UBS AG (London)	0.695	04/26/2022	(5,736,000)	(5,736,000)	(48,010)	(49,068)	1,058
Put NZD/Call USD	UBS AG (London)	0.696	04/27/2022	(5,738,000)	(5,738,000)	(50,270)	(49,213)	(1,057)

				(70,179,000)	$(70,179,000)	$(408,942)	$(358,429)	$(50,513)

Total written option contracts				(126,234,285)	$(126,234,285)	$(566,074)	$(642,364)	$76,290

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BofA Securities LLC	—Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – 6.5%
Aerospace & Defense(b) – 0.2%
ADS Tactical, Inc. (B+/B3) (3M LIBOR + 5.750%)
$4,326,709	6.750%		03/19/26	$4,103,148

Airlines(b) – 0.4%
Air Canada (BB-/Ba2) (3M LIBOR + 3.500%)
1,700,000	4.250		08/11/28	1,682,286
United Airlines, Inc. (BB-/Ba1) (3M LIBOR + 3.750%)
5,351,459	4.500		04/21/28	5,280,124

				6,962,410

Building & Construction Material(b) – 0.2%
KKR Apple Bidco LLC (B+/B1) (1M LIBOR + 3.000%)
4,862,813	3.500		09/23/28	4,793,663

Building Materials(b) – 0.4%
Chamberlain Group, Inc. (B/B2) (3M LIBOR + 3.500%)
3,167,063	4.506		11/03/28	3,124,846
Quikrete Holdings, Inc. (BB-/Ba3) (1M LIBOR + 2.625%)
5,411,247	2.957		02/01/27	5,271,474

				8,396,320

Chemicals(b) – 0.4%
Cyanco Intermediate Corp. (B/B2) (1M LIBOR + 3.500%)
2,077,600	3.957		03/16/25	2,030,855
Polar US Borrower LLC (B-/B3) (3M LIBOR + 4.750%)
3,000,927	4.988		10/15/25	2,903,397
Starfruit Finco B.V. (B+/B2) (3M LIBOR + 3.000%)
1,716,298	4.006		10/01/25	1,688,408
Trident TPI Holdings, Inc. (B-/B2)
(1M LIBOR + 4.000%)
1,590,300	4.500		09/15/28	1,567,448
(3M LIBOR + 4.000%)
141,789	4.500		09/15/28	139,751

				8,329,859

Consumer Cyclical Services – 0.2%
Prime Security Services Borrower LLC (BB-/Ba3)(b) (6M LIBOR + 2.750%)
1,696,079	3.500		09/23/26	1,681,951
The Hertz Corp. (BB+/Ba3)
(1M LIBOR + 3.250%)
340,939	0.000	(c)	06/30/28	337,860
(1M LIBOR + 3.250%)
1,795,494	3.707	(b)	06/30/28	1,779,280

				3,799,091

Electrical(b) – 0.2%
Pacific Gas & Electric Co. (BB-/B1) (1M LIBOR + 3.000%)
3,349,432	3.500		06/23/25	3,303,377

Electronics(b) – 0.2%
Ingram Micro, Inc. (BB-/B1) (3M LIBOR + 3.500%)
3,159,085	4.506		06/30/28	3,128,284

Environmental(b) – 0.1%
GFL Environmental, Inc. (BB-/Ba3) (3M LIBOR + 3.000%)
2,163,706	3.500		05/30/25	2,152,888

Bank Loans(a) – (continued)
Food(b) – 0.0%
Ola Singapore PTE Ltd. (NR/NR) (3M SOFR+6.250%)
349,125	7.000		12/15/26	337,342

Health Care – Pharmaceuticals(b) – 0.4%
Endo Luxembourg Finance Co. I S.a r.l. (B-/B3) (1M LIBOR + 5.000%)
3,316,500	5.750		03/27/28	3,099,203
Jazz Financing Lux S.a.r.l. (BB-/Ba2) (1M LIBOR + 3.500%)
4,571,594	4.000		05/05/28	4,550,473

				7,649,676

Health Care Providers & Services(b) – 0.8%
ICON Luxembourg S.a.r.l. (BB+/Ba1)
(3M LIBOR + 2.250%)
1,501,316	3.256		07/03/28	1,492,879
(3M LIBOR + 2.250%)
374,054	3.256		07/03/28	371,952
Knight Health Holdings LLC (NR/NR) (1M LIBOR + 5.250%)
3,192,000	5.758		12/23/28	2,892,750
Physician Partners LLC (NR/NR) (1M SOFR + 4.000%)
2,350,000	4.500		12/26/28	2,323,562
RegionalCare Hospital Partners Holdings, Inc. (B/B1) (1M LIBOR + 3.750%)
7,103,293	4.197		11/16/25	7,053,712

				14,134,855

Machinery-Diversified(b) – 0.4%
Titan Acquisition Ltd. (B-/B2) (3M LIBOR + 3.000%)
3,351,530	4.006		03/28/25	3,273,741
Vertical US Newco, Inc. (B+/B1)(6M LIBOR + 3.500%)
4,145,751	4.000		07/30/27	4,101,723

				7,375,464

Media – 0.4%
Diamond Sports Group, LLC (B/B2)(c) (1M SOFR + 8.000%)
485,679	0.000		05/26/26	491,818
DirecTV Financing LLC (BB/Ba3)(b) (1M LIBOR + 5.000%)
3,175,375	5.750		08/02/27	3,168,358
iHeartCommunications, Inc. (BB-/B1)(b) (1M LIBOR + 3.000%)
3,375,000	3.457		05/01/26	3,350,126

				7,010,302

Packaging – 0.3%
Charter NEX US, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
1,901,753	4.500		12/01/27	1,889,867
Clydesdale Acquisation Hoding, Inc. (NR/NR)(c)
2,900,000	0.000		03/30/29	2,851,657
LABL, Inc. (B-/B2)(b) (1M LIBOR + 5.000%)
1,845,375	5.500		10/29/28	1,818,026

				6,559,550

Pharmaceuticals(b) – 0.3%
Gainwell Acquisition Corp. (B+/B2) (3M LIBOR + 4.000%)
2,183,417	5.006		10/01/27	2,177,958
Organon & Co. (BB/Ba2) (3M LIBOR + 3.000%)
3,068,901	3.563		06/02/28	3,049,721

				5,227,679

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Restaurants(c) – 0.2%
	IRB Holding Corp. (B+/B2) (1M LIBOR + 2.750%)
	$3,216,495	0.000%		02/05/25	$3,188,351

Retailing(b) – 0.2%
	Rough Country LLC (NR/NR) (3M LIBOR + 3.500%)
	2,518,125	4.506		07/28/28	2,478,842
	Staples, Inc. (B/B3) (3M LIBOR + 5.000%)
	2,431,250	5.317		04/16/26	2,292,718

					4,771,560

Software(b) – 0.5%
	Banff Merger Sub, Inc. (B-/B2) (3M LIBOR + 3.750%)
	1,613,836	4.756		10/02/25	1,602,749
	CentralSquare Technologies LLC (B-/Caa1) (3M LIBOR + 3.750%)
	3,153,201	4.756		08/29/25	2,954,361
	Loyalty Ventures, Inc. (BB-/B1) (1M LIBOR + 4.500%)
	1,987,031	5.000		11/03/27	1,935,706
	The Dun & Bradstreet Corp. (B+/B1) (1M LIBOR + 3.250%)
	2,873,995	3.697		02/06/26	2,843,703

					9,336,519

Technology – Software/Services – 0.4%
	Camelot U.S. Acquisition 1 Co. (B/B1)(b) (1M LIBOR + 3.000%)
	3,489,304	3.457		10/30/26	3,447,153
	Peraton Corp. (B+/B1)(b) (1M LIBOR + 3.750%)
	2,236,102	4.500		02/01/28	2,217,230
	Travelport Finance (Luxembourg) S.a.r.l. (B-/B3)(c) (1M LIBOR + 1.500%)
	2,363,748	0.000		02/28/25	2,446,810

					8,111,193

Telecommunication Services(b) – 0.3%
	Altice France SA (B/B2) (3M LIBOR + 3.688%)
	1,935,233	3.927		01/31/26	1,888,672
	GoTo Group, Inc. (B/B2) (1M LIBOR + 4.750%)
	3,192,669	5.218		08/31/27	3,129,805

					5,018,477

	TOTAL BANK LOANS
	(Cost $125,160,746)				$123,690,008

Corporate Obligations – 88.4%
Advertising(d) – 0.4%
	Lamar Media Corp. (BB/Ba3)(e)
	$3,289,000	3.625%		01/15/31	$3,013,546
	Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/B2)(f)
	1,609,000	4.250		01/15/29	1,492,348
	2,829,000	4.625		03/15/30	2,655,724
	Terrier Media Buyer, Inc. (CCC+/Caa1)(f)
	888,000	8.875		12/15/27	907,980

					8,069,598

Corporate Obligations – (continued)
Aerospace & Defense(d) – 2.9%
	Bombardier, Inc. (CCC+/Caa1)(f)
	1,900,000	7.500		12/01/24	1,961,750
	BWX Technologies, Inc. (BB/Ba3)(f)
	4,375,000	4.125		04/15/29	4,210,938
	Howmet Aerospace, Inc. (BB+/Ba2)
	39,000	6.875		05/01/25	42,169
	3,040,000	3.000		01/15/29	2,762,600
	Moog, Inc. (BB/Ba3)(f)
	3,004,000	4.250		12/15/27	2,921,390
	Spirit AeroSystems, Inc. (B/B2)(f)
	4,849,000	7.500		04/15/25	5,018,715
	Spirit AeroSystems, Inc. (BB-/Ba2)(f)
	1,014,000	5.500		01/15/25	1,021,605
	Spirit AeroSystems, Inc. (CCC+/Caa1)(e)
	2,285,000	4.600		06/15/28	2,125,050
	TransDigm UK Holdings PLC (B-/B3)
	220,000	6.875		05/15/26	223,300
	TransDigm, Inc. (B+/Ba3)(f)
	1,290,000	8.000		12/15/25	1,341,600
	TransDigm, Inc. (B-/B3)
	3,492,000	6.375		06/15/26	3,509,460
	1,200,000	7.500		03/15/27	1,239,000
	8,988,000	5.500		11/15/27	8,920,590
	3,570,000	4.625		01/15/29	3,329,025
	7,173,000	4.875		05/01/29	6,724,687
	Triumph Group, Inc. (B/B1)(f)
	700,000	8.875		06/01/24	735,000
	Triumph Group, Inc. (CCC-/Caa1)(f)
	3,886,000	6.250		09/15/24	3,856,855
	Triumph Group, Inc. (CCC-/Caa3)(e)
	4,727,000	7.750		08/15/25	4,750,635

					54,694,369

Airlines – 0.6%
	Delta Air Lines, Inc. (B+/Baa3)(d)
	2,640,000	7.375		01/15/26	2,857,800
	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (NR/Ba3)(d)(f)
	5,352,223	5.750		01/20/26	5,352,223
	United Continental Holdings, Inc. (B/Ba3)
	2,875,000	5.000		02/01/24	2,867,812

					11,077,835

Automotive – 5.2%
	Allison Transmission, Inc. (NR/Ba2)(d)(f)
	1,709,000	3.750		01/30/31	1,550,918
	American Axle & Manufacturing, Inc. (B+/B2)(d)
	101,000	6.250		03/15/26	101,631
	224,000	6.500		04/01/27	219,520
	1,731,000	6.875	(e)	07/01/28	1,722,345
	3,110,000	5.000	(e)	10/01/29	2,903,963
	Clarios Global LP/Clarios US Finance Co. (B/B1)(d)
EUR	836,000	4.375		05/15/26	913,264
	Clarios Global LP/Clarios US Finance Co. (CCC+/Caa1)(d)(f)
	$7,998,000	8.500		05/15/27	8,267,932
	Dana Financing Luxembourg S.a.r.l. (BB/B1)(d)(f)
	2,380,000	5.750		04/15/25	2,394,875
EUR	1,175,000	3.000		07/15/29	1,185,288

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Automotive – (continued)
Dana, Inc. (BB/B1)(d)
$4,243,000	5.375%		11/15/27	$4,216,481
1,205,000	4.250		09/01/30	1,096,550
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)(d)(f)
5,849,000	8.000		02/01/28	5,863,622
Dornoch Debt Merger Sub, Inc. (CCC/Caa1)(d)(f)
3,325,000	6.625		10/15/29	2,892,750
Ford Motor Co. (BB+/Ba2)
3,115,000	0.000	(g)	03/15/26	3,681,930
2,567,000	3.250	(d)	02/12/32	2,268,196
7,341,000	4.750		01/15/43	6,622,558
Ford Motor Credit Co. LLC (BB+/Ba2)(d)
4,000,000	4.140		02/15/23	4,033,236
1,837,000	3.810		01/09/24	1,831,658
5,288,000	2.300		02/10/25	5,003,014
1,350,000	4.687		06/09/25	1,355,596
3,020,000	3.375		11/13/25	2,926,519
1,930,000	4.950		05/28/27	1,948,264
4,975,000	3.815		11/02/27	4,693,962
2,010,000	2.900		02/16/28	1,810,879
2,380,000	4.000		11/13/30	2,220,157
4,307,000	3.625		06/17/31	3,871,631
IHO Verwaltungs GmbH (BB-/Ba2)(d)(f)(h)
(PIK 5.500%, Cash 4.750%)
2,695,000	4.750		09/15/26	2,641,100
(PIK 6.750%, Cash 6.000%)
900,000	6.000		05/15/27	883,125
(PIK 7.125%, Cash 6.375%)
2,985,000	6.375		05/15/29	2,955,150
Mclaren Finance PLC (CCC+/Caa1)(d)(f)
395,000	7.500		08/01/26	388,088
Tenneco, Inc. (B+/Ba3)(d)(f)
3,755,000	5.125		04/15/29	3,717,450
The Goodyear Tire & Rubber Co. (BB-/B2)(d)
3,830,000	9.500		05/31/25	4,045,438
2,371,000	5.000	(f)	07/15/29	2,205,030
2,371,000	5.250	(e)(f)	07/15/31	2,187,248
Wheel Pros, Inc. (CCC/Caa2)(d)(f)
4,380,000	6.500		05/15/29	3,832,500

				98,451,868

Automotive – Distributor(d)(f) – 0.3%
Thor Industries, Inc. (BB-/B1)
5,540,000	4.000		10/15/29	4,861,350

Banks – 2.3%
Banco Mercantil del Norte SA/Grand Cayman (BB-/Ba2)(b)(d)(f) (5 year CMT + 4.643%)
1,580,000	5.875		12/31/99	1,455,871
Barclays PLC (B+/Ba2)(b)(d)(5 Year CMT + 5.672%)
6,125,000	8.000		12/31/99	6,492,500
Citigroup, Inc. (BB+/Ba1)(b)(d)
(3M USD LIBOR + 3.423%)
5,974,000	6.300		12/29/49	5,988,935
(5 Year CMT + 3.597%)
931,000	4.000		12/31/99	893,760

Corporate Obligations – (continued)
Banks – (continued)
Credit Suisse Group AG (BB/NR)(b)(d) (5 Year USD Swap + 3.455%)
1,129,000	6.250		12/29/49	1,137,468
Credit Suisse Group AG (BB-/Ba2u)(b)(d)(f)
(5 Year CMT + 3.554%)
900,000	4.500	(e)	12/31/99	778,420
(5 Year CMT + 4.889%)
1,075,000	5.250		12/31/99	997,063
Deutsche Bank AG (BB+/Ba1)(b)(d)
(5 Year USD ICE Swap + 2.553%)
3,935,000	4.875		12/01/32	3,816,037
(SOFR + 2.757%)
2,225,000	3.729		01/14/32	1,973,626
Deutsche Bank AG (BB-/Ba3)(b)(d) (5 Year CMT + 4.524%)
1,800,000	6.000		12/31/99	1,755,000
Freedom Mortgage Corp. (B/B2)(d)(f)
4,706,000	7.625		05/01/26	4,494,230
2,820,000	6.625		01/15/27	2,608,500
Intesa Sanpaolo SpA (BB+/Ba1)(f)
2,350,000	5.017		06/26/24	2,368,788
3,120,000	5.710		01/15/26	3,198,365
Standard Chartered PLC (BB-/Ba1)(b)(d)(e)(f) (5 Year CMT + 3.805%)
2,610,000	4.750		12/31/99	2,362,050
UniCredit SpA (BB+/Baa3)(b)(d)(f) (5 Year CMT + 4.750%)
3,415,000	5.459		06/30/35	3,245,138

				43,565,751

Beverages(d)(f) – 0.2%
Primo Water Holdings, Inc. (B/B1)
3,300,000	4.375		04/30/29	2,986,500

Building Materials(d)(f) – 1.6%
Builders FirstSource, Inc. (BB-/Ba2)
1,790,000	5.000		03/01/30	1,765,388
CP Atlas Buyer, Inc. (CCC/Caa2)
3,783,000	7.000		12/01/28	3,187,178
JELD-WEN, Inc. (BB-/B2)
3,638,000	4.625		12/15/25	3,519,765
2,088,000	4.875		12/15/27	1,994,040
Masonite International Corp. (BB+/Ba1)
3,939,000	5.375		02/01/28	3,968,542
1,241,000	3.500		02/15/30	1,115,349
SRM Escrow Issuer LLC (B+/Ba3)
6,599,000	6.000		11/01/28	6,483,517
Standard Industries, Inc. (BB/B1)
3,656,000	4.375		07/15/30	3,363,520
4,105,000	5.000		02/15/27	4,063,950

				29,461,249

Chemicals – 3.6%
Ashland LLC (BB+/Ba1)(d)(f)
2,340,000	3.375		09/01/31	2,065,050
ASP Unifrax Holdings, Inc. (B-/B2)(d)(f)
1,040,000	5.250		09/30/28	967,200
Axalta Coating Systems LLC (BB-/B1)(d)(f)
4,775,000	3.375		02/15/29	4,178,125

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
	Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V. (BB-/B1)(d)(f)
	$2,930,000	4.750%		06/15/27	$2,809,137
	Diamond BC BV (B/Caa1)(d)(f)
	505,000	4.625		10/01/29	450,713
	Herens Holdco S.a.r.l. (B/B2)(d)(f)
	5,505,000	4.750		05/15/28	4,954,500
	Ingevity Corp. (NR/Ba3)(d)(f)
	2,068,000	4.500		02/01/26	2,000,790
	551,000	3.875		11/01/28	495,211
	Minerals Technologies, Inc. (BB-/Ba3)(d)(f)
	3,421,000	5.000		07/01/28	3,262,779
	NOVA Chemicals Corp. (BB-/Ba3)(d)(f)
	700,000	4.875		06/01/24	707,000
	Olympus Water US Holding Corp. (NR/B2)(d)(f)
EUR	750,000	3.875		10/01/28	755,090
	Olympus Water US Holding Corp. (B-/B2)(d)(f)
	$335,000	4.250		10/01/28	304,013
	PMHC II, Inc. (CCC+/Caa2)(d)(f)
	4,365,000	9.000		02/15/30	3,841,200
	Polar US Borrower LLC/Schenectady International Group, Inc. (CCC+/Caa2)(d)(e)(f)
	5,165,000	6.750		05/15/26	4,390,250
	SCIL IV LLC/SCIL USA Holdings LLC (BB-/B1)(d)(f)
	1,755,000	5.375		11/01/26	1,612,406
	SPCM SA (BB+/Ba1)(d)(f)
	2,050,000	3.375		03/15/30	1,816,812
	The Chemours Co. (BB-/B1)(d)
	263,000	5.375	(e)	05/15/27	262,343
	4,115,000	5.750	(f)	11/15/28	3,970,975
	5,700,000	4.625	(f)	11/15/29	5,187,000
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (B/B2)(d)(f)
	3,325,000	5.125		04/01/29	3,050,687
	Tronox, Inc. (BB-/B1)(d)(f)
	5,297,000	4.625		03/15/29	4,952,695
	Unifrax Escrow Issuer Corp. (CCC+/Caa2)(d)(e)(f)
	3,176,000	7.500		09/30/29	2,826,640
	Valvoline, Inc. (BB-/Ba3)(d)(f)
	2,095,000	4.250		02/15/30	1,916,925
	1,946,000	3.625		06/15/31	1,678,425
	WR Grace Holdings LLC (NR/B3)(f)
	6,718,000	5.625		10/01/24	6,818,770
	WR Grace Holdings LLC (B/B3)(d)(f)
	2,278,000	4.875		06/15/27	2,229,592
	WR Grace Holdings LLC (CCC+/B3)(d)(f)
	950,000	5.625		08/15/29	887,063

					68,391,391

Commercial Services – 4.0%
	Alarm.com Holdings, Inc. (NR/NR)(g)
	2,221,000	0.000		01/15/26	1,876,745
	Allied Universal Holdco LLC/Allied Universal Finance Corp. (CCC+/Caa1)(d)(f)
	6,520,000	9.750		07/15/27	6,715,600
	955,000	6.000		06/01/29	840,400

Corporate Obligations – (continued)
Commercial Services – (continued)
	Allied Universal Holdco LLC/Allied Universal Finance Corp/ Atlas Luxco 4 S.a.r.l. (B/B2)(d)(f)
	4,100,000	4.625		06/01/28	3,837,588
	APi Escrow Corp. (B/B1)(d)(f)
	284,000	4.750		10/15/29	264,475
	APi Group DE, Inc. (B/B1)(d)(f)
	4,063,000	4.125		07/15/29	3,748,117
	APX Group, Inc. (B-/B1)(d)(f)
	1,200,000	6.750		02/15/27	1,227,000
	APX Group, Inc. (CCC/Caa1)(d)(f)
	7,395,000	5.750		07/15/29	6,720,206
	BCP V Modular Services Finance II PLC (B/B2)(d)(f)
EUR	1,780,000	4.750		11/30/28	1,881,912
	Block, Inc. (BB/Ba2)(d)(f)
	$646,000	2.750		06/01/26	608,855
	393,000	3.500		06/01/31	360,578
	CoreLogic, Inc. (B/B1)(d)(f)
	3,341,000	4.500		05/01/28	3,123,835
	Garda World Security Corp. (CCC+/Caa2)(d)(f)
	3,000,000	6.000		06/01/29	2,700,000
	Gartner, Inc. (BB+/Ba3)(d)(f)
	2,202,000	3.625		06/15/29	2,075,385
	HealthEquity, Inc. (B/B3)(d)(f)
	3,277,000	4.500		10/01/29	3,113,150
	Herc Holdings, Inc. (BB-/B1)(d)(f)
	3,019,000	5.500		07/15/27	3,056,737
	MPH Acquisition Holdings LLC (B-/B3)(d)(e)(f)
	8,662,000	5.750		11/01/28	7,795,800
	Nielsen Finance LLC/Nielsen Finance Co. (BB/B2)(d)(f)
	1,025,000	4.500		07/15/29	1,022,438
	Paysafe Finance PLC/Paysafe Holdings US Corp. (B/B1)(d)(f)
	3,400,000	4.000		06/15/29	2,885,750
	Prime Security Services Borrower LLC/Prime Finance, Inc. (B-/B3)(d)(f)
	2,002,000	6.250		01/15/28	1,961,960
	Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)(f)
	1,853,000	5.250		04/15/24	1,892,376
	4,553,000	3.375	(d)	08/31/27	4,165,995
	PROG Holdings, Inc. (BB-/B1)(d)(f)
	3,295,000	6.000		11/15/29	3,039,637
	Team Health Holdings, Inc. (CCC/Caa3)(d)(f)
	3,485,000	6.375		02/01/25	3,132,144
	The ADT Security Corp. (BB-/Ba3)(d)(f)
	2,026,000	4.125		08/01/29	1,874,050
	TriNet Group, Inc. (BB/Ba2)(d)(f)
	3,191,000	3.500		03/01/29	2,935,720
	Verisure Holding AB (B/B1)(d)(f)
EUR	650,000	3.250		02/15/27	676,767
	Verisure Midholding AB (CCC+/Caa1)(d)(f)
	725,000	5.250		02/15/29	743,018
	Verscend Escrow Corp. (CCC+/Caa2)(d)(f)
	$2,092,000	9.750		08/15/26	2,178,295

					76,454,533

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Computers(d) – 0.9%
	Crowdstrike Holdings, Inc. (BB/Ba3)
	$4,771,000	3.000%		02/15/29	$4,365,465
	KBR, Inc. (BB-/Ba3)(f)
	2,613,000	4.750		09/30/28	2,541,142
	Presidio Holdings, Inc. (CCC+/Caa1)(f)
	1,442,000	8.250		02/01/28	1,470,840
	Science Applications International Corp. (BB-/B1)(f)
	2,354,000	4.875		04/01/28	2,330,460
	Seagate HDD Cayman (BB+/Ba1)
	3,348,000	3.375		07/15/31	2,988,090
	Virtusa Corp. (CCC+/Caa2)(f)
	2,960,000	7.125		12/15/28	2,760,200

					16,456,197

Cosmetics/Personal Care(d) – 0.2%
	Coty, Inc. (B/Caa1)
EUR	2,750,000	4.000		04/15/23	3,042,187

Distribution & Wholesale(d)(f) – 0.9%
	American Builders & Contractors Supply Co, Inc. (B+/B1)
	$6,829,000	3.875		11/15/29	6,368,042
	BCPE Empire Holdings, Inc. (CCC/Caa2)
	6,762,000	7.625		05/01/27	6,373,185
	H&E Equipment Services, Inc. (BB-/B2)
	2,165,000	3.875		12/15/28	2,021,569
	Resideo Funding, Inc. (BB/Ba3)
	2,285,000	4.000		09/01/29	2,079,350

					16,842,146

Diversified Financial Services – 5.1%
	AerCap Holdings NV (BB+/Ba2)(b)(d) (5 Year CMT + 4.535%)
	3,115,000	5.875		10/10/79	2,983,102
	Ally Financial, Inc. (BB-/Ba2)(b)(d) (5 year CMT + 3.868%)
	3,325,000	4.700		12/31/99	3,117,187
	Capital One Financial Corp. (BB/Baa3)(b)(d) (5 year CMT + 3.157%)
	2,085,000	3.950		12/31/99	1,923,412
	Castlelake Aviation Finance DAC (B+/B2)(d)(e)(f)
	1,755,000	5.000		04/15/27	1,566,338
	Coinbase Global, Inc. (BB+/Ba1)(d)(e)(f)
	4,545,000	3.375		10/01/28	4,028,006
	Global Aircraft Leasing Co. Ltd. (NR/B1)(d)(f)(h) (PIK 7.250%, Cash 6.500%)
	5,215,498	6.500		09/15/24	4,739,584
	Home Point Capital, Inc. (NR/B3)(d)(f)
	4,730,000	5.000		02/01/26	3,866,775
	Jane Street Group/JSG Finance, Inc. (BB-/Ba2)(d)(f)
	2,731,000	4.500		11/15/29	2,580,795
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (BB-/B1)(d)(f)
	3,928,000	5.000		08/15/28	3,764,784
	LD Holdings Group LLC (B+/B2)(d)(f)
	4,373,000	6.500		11/01/25	4,127,019
	3,424,000	6.125		04/01/28	3,030,240
	Lincoln Financing S.a.r.l. (BB+/B1)(d)(f)
EUR	3,125,000	3.625		04/01/24	3,444,067
	Midcap Financial Issuer Trust (B+/B1)(d)(f)
	$1,863,000	6.500		05/01/28	1,753,549
	1,075,000	5.625		01/15/30	951,375

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Mozart Debt Merger Sub, Inc. (B+/B1)(d)(f)
	2,375,000	3.875		04/01/29	2,196,875
	Mozart Debt Merger Sub, Inc. (B-/Caa1)(d)(f)
	3,875,000	5.250		10/01/29	3,623,125
	Nationstar Mortgage Holdings, Inc. (B+/B1)(d)(f)
	1,960,000	6.000		01/15/27	1,991,850
	Navient Corp. (B+/Ba3)
	2,723,000	5.875		10/25/24	2,770,652
	2,000,000	6.750		06/15/26	2,045,000
	5,413,000	5.000	(d)	03/15/27	5,169,415
	3,153,000	4.875	(d)(e)	03/15/28	2,896,819
	4,060,000	5.500	(d)(e)	03/15/29	3,785,950
	NFP Corp. (CCC+/Caa2)(d)(f)
	2,960,000	6.875		08/15/28	2,826,800
	OneMain Finance Corp. (BB/Ba2)
	2,897,000	5.625		03/15/23	2,936,834
	1,929,000	8.875	(d)	06/01/25	2,025,450
	5,062,000	7.125		03/15/26	5,391,030
	1,458,000	3.500	(d)	01/15/27	1,348,650
	2,254,000	4.000	(d)	09/15/30	1,989,155
	PennyMac Financial Services, Inc. (BB-/Ba3)(d)(f)
	2,106,000	4.250		02/15/29	1,800,630
	2,027,000	5.750		09/15/31	1,811,631
	United Wholesale Mortgage LLC (NR/Ba3)(d)(f)
	5,850,000	5.500		04/15/29	5,184,562
	1,955,000	5.500	(d)(e)(f)	11/15/25	1,891,463
	VistaJet Malta Finance PLC/XO Management Holding, Inc. (B-/Caa1)(d)(f)
	3,035,000	6.375		02/01/30	2,845,312

					96,407,436

Electrical(d) – 0.7%
	Calpine Corp. (BB+/Ba2)(f)
	2,469,000	3.750		03/01/31	2,209,755
	Edison International (BB+/Ba2)(b) (5 Year CMT + 4.698%)
	4,285,000	5.375		12/31/99	4,140,381
	Pike Corp. (CCC+/B3)(f)
	4,308,000	5.500		09/01/28	4,044,135
	Talen Energy Supply LLC (B/B1)(e)(f)
	3,341,000	7.250		05/15/27	3,123,835

					13,518,106

Electrical Components & Equipment(d)(f) – 0.2%
	Energizer Holdings, Inc. (B/B2)
	1,085,000	6.500		12/31/27	1,072,794
	Wesco Distribution, Inc. (BB/B1)
	2,015,000	7.125		06/15/25	2,100,637

					3,173,431

Electronics(f) – 0.5%
	Atkore, Inc. (BB-/Ba3)(d)
	2,593,000	4.250		06/01/31	2,430,937
	II-VI, Inc. (B+/B2)(d)
	855,000	5.000		12/15/29	835,763
	Sensata Technologies B.V. (BB+/Ba3)
	1,014,000	5.000		10/01/25	1,029,210
	1,135,000	4.000	(d)	04/15/29	1,075,412

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electronics(f) – (continued)
	Sensata Technologies, Inc. (BB+/Ba3)(d)
	$3,389,000	4.375%		02/15/30	$3,232,259
	1,519,000	3.750		02/15/31	1,406,974

					10,010,555

Engineering & Construction(d)(f) – 0.4%
	Global Infrastructure Solutions, Inc. (BB-/B1)
	4,213,000	5.625		06/01/29	4,060,279
	MasTec, Inc. (BBB-/Baa3)
	2,673,000	4.500		08/15/28	2,646,270

					6,706,549

Entertainment(d) – 3.0%
	Allen Media LLC/Allen Media Co-Issuer, Inc. (B-/Caa1)(f)
	3,789,000	10.500		02/15/28	3,732,165
	Banijay Group SAS (CCC+/Caa1)(f)
EUR	1,275,000	6.500		03/01/26	1,408,437
	Boyne USA, Inc. (B/B1)(f)
	$1,055,000	4.750		05/15/29	1,012,800
	Caesars Entertainment, Inc. (B/B1)(f)
	1,846,000	6.250		07/01/25	1,905,995
	Caesars Entertainment, Inc. (CCC+/Caa1)(f)
	3,413,000	8.125		07/01/27	3,668,975
	2,220,000	4.625		10/15/29	2,070,150
	Caesars Resort Collection LLC/CRC Finco, Inc. (B+/B1)(f)
	1,815,000	5.750		07/01/25	1,858,106
	Cinemark USA, Inc. (B/Caa1)(f)
	1,925,000	5.250		07/15/28	1,790,250
	Everi Holdings, Inc. (B/B3)(f)
	3,190,000	5.000		07/15/29	3,018,537
	International Game Technology PLC (BB+/Ba2)(f)
	945,000	5.250		01/15/29	945,000
	Lions Gate Capital Holdings LLC (CCC+/B3)(f)
	3,735,000	5.500		04/15/29	3,604,275
	Live Nation Entertainment, Inc. (B+/B1)(f)
	3,075,000	3.750		01/15/28	2,898,188
	Motion Bondco DAC (CCC/Caa2)(e)(f)
	2,235,000	6.625		11/15/27	2,100,900
	Penn National Gaming, Inc. (B+/B3)(f)
	2,900,000	5.625		01/15/27	2,878,250
	2,770,000	4.125		07/01/29	2,472,225
	Pinewood Finance Co. Ltd. (BB/NR)
GBP	2,125,000	3.250	(f)	09/30/25	2,702,289
	1,525,000	3.250		09/30/25	1,939,290
	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (CCC+/B3)(f)
	$2,595,000	5.625		09/01/29	2,215,481
	2,595,000	5.875		09/01/31	2,212,238
	Scientific Games International, Inc. (B-/Caa2)(f)
	2,891,000	8.250		03/15/26	3,013,867
	SeaWorld Parks & Entertainment, Inc. (B-/Caa1)(f)
	4,150,000	5.250		08/15/29	3,911,375
	Six Flags Theme Parks, Inc. (BB-/Ba2)(f)
	1,669,000	7.000		07/01/25	1,742,019
	WMG Acquisition Corp. (BB+/Ba3)(f)
	1,200,000	3.875		07/15/30	1,140,000
	2,922,000	3.000		02/15/31	2,615,190

					56,856,002

Corporate Obligations – (continued)
Environmental(d)(f) – 0.3%
	GFL Environmental, Inc. (B-/B3)
	2,216,000	4.000		08/01/28	2,030,410
	GFL Environmental, Inc. (BB-/Ba3)
	3,460,000	3.500		09/01/28	3,226,450

					5,256,860

Food & Drug Retailing – 2.9%
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertson’s LLC (BB/Ba3)(d)(f)
	3,744,000	3.500		03/15/29	3,369,600
	7,000	4.625		01/15/27	6,790
	3,926,000	5.875		02/15/28	3,926,000
	B&G Foods, Inc. (B-/B2)(d)
	3,331,000	5.250		04/01/25	3,256,052
	229,000	5.250		09/15/27	218,695
	Chobani LLC/Chobani Finance Corp., Inc. (CCC/Caa2)(d)(f)
	3,079,000	7.500		04/15/25	2,978,933
	Kraft Heinz Foods Co. (BBB-/Baa3)(d)
	1,659,000	3.000		06/01/26	1,634,115
	1,782,000	3.875		05/15/27	1,810,958
	4,726,000	4.625		10/01/39	4,790,982
	1,906,000	4.375		06/01/46	1,889,323
	1,731,000	4.875		10/01/49	1,824,041
	New Albertsons LP (B+/WR)
	3,100,000	7.450		08/01/29	3,293,750
	Performance Food Group, Inc. (B+/B2)(d)(f)
	6,255,000	4.250		08/01/29	5,676,412
	Post Holdings, Inc. (B+/B2)(d)(f)
	2,456,000	5.750		03/01/27	2,468,280
	3,000	5.625		01/15/28	2,944
	588,000	5.500		12/15/29	565,215
	3,980,000	4.625		04/15/30	3,586,975
	2,736,000	4.500		09/15/31	2,417,940
	Sigma Holdco B.V. (CCC+/Caa1)(d)(e)(f)
	2,350,000	7.875		05/15/26	1,944,625
	United Natural Foods, Inc. (B-/B2)(d)(f)
	2,328,000	6.750		10/15/28	2,386,200
	US Foods, Inc. (B+/B3)(d)(f)
	2,135,000	4.750		02/15/29	2,038,925
	2,245,000	4.625		06/01/30	2,071,013
	US Foods, Inc. (BB/B1)(d)(f)
	2,181,000	6.250		04/15/25	2,238,251

					54,396,019

Food Service(d)(f) – 0.1%
	Aramark Services, Inc. (B+/B1)
	2,800,000	6.375		05/01/25	2,866,500

Forest Products&Paper(d) – 0.2%
	Glatfelter Corp. (BB/Ba2)(f)
	10,000	4.750		11/15/29	8,513
	Mercer International, Inc. (B+/Ba3)
	2,248,000	5.500		01/15/26	2,259,240
	1,148,000	5.125		02/01/29	1,109,255

					3,377,008

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Gaming – 0.9%
	Boyd Gaming Corp. (BB-/B3)(d)(f)
	$339,000	8.625%		06/01/25	$355,950
	3,205,000	4.750		06/15/31	3,088,819
	MGM China Holdings Ltd. (B+/B1)(d)(f)
	2,126,000	5.250		06/18/25	1,954,326
	MGM Resorts International (B+/B1)
	3,546,000	6.000		03/15/23	3,612,487
	5,509,000	5.500	(d)	04/15/27	5,577,862
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (B+/B2)(d)(f)
	2,292,000	5.500		03/01/25	2,283,405

					16,872,849

Gas(d) – 0.4%
	AmeriGas Partners LP/AmeriGas Finance Corp. (NR/B1)
	7,393,000	5.750		05/20/27	7,356,035

Healthcare Providers & Services – 2.8%
	Catalent Pharma Solutions, Inc. (BB-/B1)(d)(f)
	3,700,000	3.500		04/01/30	3,385,500
	Centene Corp. (BBB-/Ba1)(d)
	2,379,000	2.450		07/15/28	2,173,454
	12,000	4.625		12/15/29	12,124
	4,825,000	3.375		02/15/30	4,544,764
	4,574,000	2.500		03/01/31	4,050,231
	911,000	2.625		08/01/31	811,091
	CHS/Community Health Systems, Inc. (B/B2)(d)(f)
	2,003,000	8.000		03/15/26	2,085,624
	4,019,000	5.625		03/15/27	4,089,332
	1,325,000	5.250		05/15/30	1,275,313
	DaVita, Inc. (B+/Ba3)(d)(f)
	3,056,000	4.625		06/01/30	2,849,720
	3,521,000	3.750		02/15/31	3,080,875
	Global Medical Response, Inc. (B/B2)(d)(f)
	3,404,000	6.500		10/01/25	3,382,725
	HCA, Inc. (BB-/Baa3)
	717,000	5.875		05/01/23	739,406
	1,896,000	5.375		02/01/25	1,969,470
	6,628,000	3.500	(d)	09/01/30	6,379,450
	Laboratoire Eimer Selas (CCC+/Caa1)(d)(f)
EUR	600,000	5.000		02/01/29	616,969
	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa1)(d)(f)
	$2,871,000	9.750		12/01/26	3,003,784
	Tenet Healthcare Corp. (B-/B1)(d)(f)
	585,000	6.250		02/01/27	600,356
	Tenet Healthcare Corp. (BB-/B1)(d)
	994,000	4.625		07/15/24	996,485
	4,097,000	4.625	(f)	06/15/28	4,025,302
	3,270,000	4.250	(f)	06/01/29	3,139,200

					53,211,175

Home Builders(d) – 0.5%
	Brookfield Residential Properties, Inc./Brookfield Residential US LLC (B+/B2)(f)
	1,645,000	5.000		06/15/29	1,505,175

Corporate Obligations – (continued)
Home Builders(d) – (continued)
	Brookfield Residential Properties, Inc./Brookfield Residential US LLC (B+/B2)(f)
	1,031,000	4.875		02/15/30	918,879
	LGI Homes, Inc. (BB-/Ba2)(f)
	3,681,000	4.000		07/15/29	3,234,679
	Tri Pointe Homes, Inc. (BB-/Ba2)
	1,863,000	5.250		06/01/27	1,844,370
	1,436,000	5.700		06/15/28	1,425,230

					8,928,333

Household Products(d) – 0.4%
	Central Garden & Pet Co. (BB/B1)
	2,307,000	4.125		10/15/30	2,082,067
	1,000,000	4.125	(f)	04/30/31	900,000
	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (CCC/Caa2)(e)(f)
	2,397,000	7.000		12/31/27	1,905,615
	Spectrum Brands, Inc. (B/B2)
	149,000	5.750		07/15/25	151,794
	3,719,000	3.875	(f)	03/15/31	3,272,720

					8,312,196

Housewares(d) – 0.5%
	CD&R Smokey Buyer, Inc. (B/B2)(f)
	927,000	6.750		07/15/25	952,493
	Newell Brands, Inc. (BBB-/Ba1)
	1,017,000	4.875		06/01/25	1,047,510
	1,745,000	5.750		04/01/46	1,823,525
	SWF Escrow Issuer Corp. (CCC/Caa2)(f)
	3,360,000	6.500		10/01/29	2,872,800
	The Scotts Miracle-Gro Co. (B+/Ba3)
	2,536,000	4.000		04/01/31	2,219,000

					8,915,328

Insurance(d)(f) – 1.2%
	Acrisure LLC/Acrisure Finance, Inc. (B/B2)
	7,023,000	4.250		02/15/29	6,364,594
	Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
	1,390,000	7.000		11/15/25	1,381,312
	1,140,000	6.000		08/01/29	1,043,100
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (CCC+/Caa2)
	8,438,000	6.750		10/15/27	8,311,430
	GTCR AP Finance, Inc. (CCC+/Caa2)
	1,398,000	8.000		05/15/27	1,411,980
	HUB International Ltd. (CCC+/Caa2)
	2,516,000	7.000		05/01/26	2,538,015
	USI, Inc. (CCC+/Caa2)
	2,448,000	6.875		05/01/25	2,454,120

					23,504,551

Internet(d) – 2.1%
	Adevinta ASA (BB-/Ba3)
EUR	375,000	3.000	(f)	11/15/27	404,746
	475,000	3.000		11/15/27	512,684

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet(d) – (continued)
	ANGI Group LLC (B+/Ba3)(f)
	$3,624,000	3.875%		08/15/28	$3,057,750
	Cablevision Lightpath LLC (B/Caa1)(f)
	2,245,000	5.625		09/15/28	2,048,563
	Cars.com, Inc. (B+/B3)(f)
	3,260,000	6.375		11/01/28	3,231,475
	Endurance International Group Holdings, Inc. (CCC+/Caa2)(f)
	4,281,000	6.000		02/15/29	3,687,011
	Getty Images, Inc. (CCC+/Caa2)(f)
	3,068,000	9.750		03/01/27	3,183,050
	GrubHub Holdings, Inc. (B/B3)(f)
	4,061,000	5.500		07/01/27	3,502,612
	ION Trading Technologies Sarl (B/B3)(f)
	2,087,000	5.750		05/15/28	2,016,564
	Match Group Holdings II LLC (BB/Ba3)(f)
	2,033,000	4.625		06/01/28	1,972,010
	2,269,000	3.625		10/01/31	2,036,428
	Twitter, Inc. (BB+/Ba2)(f)
	1,116,000	3.875		12/15/27	1,079,730
	2,370,000	5.000		03/01/30	2,352,225
	Uber Technologies, Inc. (B-/B2)(f)
	4,568,000	7.500		05/15/25	4,756,430
	219,000	8.000		11/01/26	231,866
	712,000	6.250		01/15/28	733,360
	2,990,000	4.500		08/15/29	2,803,125
	United Group B.V. (B/B2)(f)
EUR	1,550,000	4.625		08/15/28	1,599,099

					39,208,728

Investment Companies(d) – 0.2%
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	$4,594,000	4.750		09/15/24	4,605,485

Leisure Time – 2.3%
	Carnival Corp. (B/B2)(d)(f)
	1,034,000	7.625		03/01/26	1,036,585
	5,106,000	5.750		03/01/27	4,844,317
	1,375,000	6.000		05/01/29	1,292,500
	Carnival Corp. (BB-/B1)(d)
EUR	1,000,000	10.125		02/01/26	1,232,141
	$1,327,000	9.875	(f)	08/01/27	1,463,018
	Lindblad Expeditions LLC (B-/B3)(d)(f)
	905,000	6.750		02/15/27	917,444
	MajorDrive Holdings IV LLC (CCC+/Caa2)(d)(f)
	6,893,000	6.375		06/01/29	6,126,154
	NCL Corp. Ltd. (B-/Caa1)(d)(f)
	2,269,000	3.625		12/15/24	2,138,532
	NCL Corp., Ltd. (B-/Caa1)(d)(f)
	5,222,000	5.875		03/15/26	4,947,845
	310,000	7.750		02/15/29	311,550
	Peloton Interactive, Inc. (NR/NR)(g)
	1,886,000	0.000		02/15/26	1,558,308
	Royal Caribbean Cruises Ltd. (B/B2)(d)(f)
	4,540,000	4.250		07/01/26	4,222,200
	3,280,000	5.500		08/31/26	3,157,000
	2,855,000	5.375		07/15/27	2,719,387

Corporate Obligations – (continued)
Leisure Time – (continued)
	Royal Caribbean Cruises Ltd. (B+/B2)(d)(f)
	1,575,000	9.125		06/15/23	1,638,000
	Royal Caribbean Cruises Ltd. (BB-/Ba2)(d)(f)
	1,222,000	10.875		06/01/23	1,298,375
	3,825,000	11.500		06/01/25	4,188,375
	TUI Cruises GmbH (NR/Caa2)(d)(f)
EUR	575,000	6.500		05/15/26	602,024

					43,693,755

Lodging(d) – 1.3%
	Hilton Domestic Operating Co., Inc. (BB/Ba2)
	$1,205,000	5.375	(f)	05/01/25	1,232,113
	1,560,000	5.750	(f)	05/01/28	1,614,600
	1,922,000	4.875		01/15/30	1,912,390
	1,460,000	4.000	(f)	05/01/31	1,372,400
	2,295,000	3.625	(f)	02/15/32	2,074,106
	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc (B/B2)(f)
	3,415,000	5.000		06/01/29	3,261,325
	2,913,000	4.875		07/01/31	2,698,166
	Marriott Ownership Resorts, Inc. (B+/B1)(f)
	2,585,000	4.500		06/15/29	2,436,363
	Travel & Leisure Co. (BB-/Ba3)(f)
	2,610,000	4.500		12/01/29	2,420,775
	3,430,000	6.625		07/31/26	3,592,925
	3,287,000	4.625		03/01/30	3,048,692

					25,663,855

Machinery – Construction & Mining(d)(f) – 0.4%
	The Manitowoc Co., Inc. (B/B3)
	4,355,000	9.000		04/01/26	4,529,200
	Vertiv Group Corp. (BB-/B1)
	3,161,000	4.125		11/15/28	2,864,656

					7,393,856

Machinery-Diversified(d)(f) – 0.6%
	Husky III Holding Ltd. (CCC/Caa2)(h) (PIK 13.750%, Cash 13.000%)
	2,548,000	13.000		02/15/25	2,649,920
	Mueller Water Products, Inc. (BB/Ba1)
	3,183,000	4.000		06/15/29	3,015,892
	Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC/Caa2)
	2,414,000	7.750		04/15/26	2,398,913
	TK Elevator Holdco GmbH (CCC+/Caa1)
	2,948,000	7.625		07/15/28	2,944,315

					11,009,040

Media – 6.5%
	Altice Financing SA (B/B2)(d)(f)
	5,695,000	5.000		01/15/28	5,097,025
EUR	2,425,000	4.250		08/15/29	2,398,884
	Altice Finco SA (CCC+/Caa1)(d)
	1,800,000	4.750		01/15/28	1,739,974
	Audacy Capital Corp. (B-/B3)(d)(f)
	$2,300,000	6.500		05/01/27	2,156,250

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)(d)(f)
	$1,975,000	5.500%		05/01/26	$2,004,625
	2,731,000	4.750		03/01/30	2,614,933
	6,131,000	4.500		08/15/30	5,763,140
	15,352,000	4.250		02/01/31	13,951,130
	CSC Holdings LLC (B+/B3)
	10,000	5.250		06/01/24	9,950
	12,458,000	4.625	(d)(f)	12/01/30	10,371,285
	CSC Holdings LLC (BB/Ba3)(d)(f)
	4,119,000	3.375		02/15/31	3,470,257
	Diamond Sports Group LLC/Diamond Sports Finance Co. (CCC+/Caa3)(d)(f)
	4,800,000	5.375		08/15/26	1,836,000
	Diamond Sports Group LLC/Diamond Sports Finance Co. (CCC-/Ca)(d)(f)
	3,812,000	6.625		08/15/27	781,460
	DIRECTV Financing LLC/Directv Financing Co, Inc. (BB/Ba3)(d)(f)
	3,040,000	5.875		08/15/27	2,986,800
	DISH DBS Corp. (B/B3)
	9,000	7.750		07/01/26	8,933
	1,715,000	5.125		06/01/29	1,449,175
	DISH DBS Corp. (B+/Ba3)(d)(f)
	3,440,000	5.250		12/01/26	3,276,600
	Gray Escrow II, Inc. (B/B3)(d)(f)
	5,325,000	5.375		11/15/31	5,065,406
	iHeartCommunications, Inc. (B-/Caa1)(d)
	4,130,000	8.375		05/01/27	4,264,225
	iHeartCommunications, Inc. (BB-/B1)(d)(f)
	1,024,000	4.750		01/15/28	977,920
	McGraw-Hill Education, Inc (CCC/NR)(d)(f)
	5,700,000	8.000		08/01/29	5,415,000
	News Corp. (BB+/Ba1)(d)(f)
	3,025,000	3.875		05/15/29	2,873,750
	Sinclair Television Group, Inc. (B+/Ba2)(d)(f)
	3,102,000	4.125		12/01/30	2,753,025
	Sinclair Television Group, Inc. (CCC+/B2)(d)(f)
	224,000	5.500		03/01/30	193,760
	Sirius XM Radio, Inc. (BB/Ba3)(d)(f)
	1,520,000	3.125		09/01/26	1,432,600
	3,359,000	5.000		08/01/27	3,359,000
	850,000	4.000		07/15/28	807,500
	2,784,000	4.125		07/01/30	2,610,000
	1,037,000	3.875		09/01/31	943,670
	TEGNA, Inc. (BB/Ba3)(d)
	742,000	4.750	(f)	03/15/26	740,145
	3,365,000	4.625		03/15/28	3,348,175
	Telenet Finance Luxembourg Notes Sarl (BB-/Ba3)(d)
EUR	2,700,000	3.500		03/01/28	2,910,171
	Univision Communications, Inc. (B+/B1)(d)(f)
	$234,000	5.125		02/15/25	234,293
	2,305,000	4.500		05/01/29	2,186,869
	UPC Holding B.V. (B/B3)(d)(f)
	3,025,000	5.500		01/15/28	2,987,187
	Urban One, Inc. (B-/B3)(d)(f)
	3,109,000	7.375		02/01/28	3,124,545

Corporate Obligations – (continued)
Media – (continued)
	Virgin Media Finance PLC (B/B2)(d)(f)
	3,950,000	5.000		07/15/30	3,732,750
	Virgin Media Secured Finance PLC (BB-/Ba3)(d)(f)
	2,150,000	5.500		05/15/29	2,117,750
	Virgin Media Vendor Financing Notes IV DAC (B/B2)(d)(e)(f)
	1,850,000	5.000		07/15/28	1,776,000
	VZ Secured Financing B.V. (B+/B1)(d)(f)
	2,320,000	5.000		01/15/32	2,160,500
	Ziggo B.V. (B+/B1)(d)(f)
	2,122,000	4.875		01/15/30	1,989,375
	Ziggo Bond Co. B.V. (B-/B3)(d)
EUR	2,175,000	3.375	(f)	02/28/30	2,122,391
	1,725,000	3.375		02/28/30	1,683,275
	$1,725,000	5.125	(f)	02/28/30	1,599,938

					123,325,641

Metal Fabricate/Hardware(d)(f) – 0.2%
	Roller Bearing Co of America, Inc. (B+/B2)
	3,142,000	4.375		10/15/29	2,925,988

Mining(d)(f) – 0.5%
	Constellium SE (B/B2)
	937,000	5.875		02/15/26	938,171
	2,200,000	3.750		04/15/29	1,974,500
	Novelis Corp. (BB/B1)
	7,113,000	4.750		01/30/30	6,899,610

					9,812,281

Miscellaneous Manufacturing(d) – 0.3%
	Amsted Industries, Inc. (BB/Ba3)(f)
	1,345,000	5.625		07/01/27	1,351,725
	Hillenbrand, Inc. (BB+/Ba1)
	649,000	5.750		06/15/25	666,036
	4,364,000	3.750		03/01/31	3,993,060

					6,010,821

Office(d)(f) – 0.3%
	Xerox Holdings Corp. (BB/Ba2)
	5,077,000	5.000		08/15/25	5,102,385

Oil Field Services – 6.4%
	Berry Petroleum Co. LLC (B/B3)(d)(f)
	2,916,000	7.000		02/15/26	2,886,840
	California Resources Corp. (BB-/B2)(d)(f)
	2,565,000	7.125		02/01/26	2,661,187
	CNX Resources Corp. (BB/B1)(d)(f)
	4,075,000	7.250		03/14/27	4,288,937
	CrownRock LP/CrownRock Finance, Inc. (BB-/B2)(d)(f)
	3,248,000	5.625		10/15/25	3,280,480
	1,035,000	5.000		05/01/29	1,032,413
	EQT Corp. (BBB-/Ba1)(d)
	2,341,000	6.625		02/01/25	2,469,755
	680,000	3.900		10/01/27	673,200
	1,475,000	5.000		01/15/29	1,515,562
	2,820,000	3.625	(f)	05/15/31	2,679,000
	Laredo Petroleum, Inc. (B/B3)(d)
	4,230,000	9.500		01/15/25	4,388,625

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
	MEG Energy Corp. (BB-/B3)(d)(f)
	$3,838,000	7.125%		02/01/27	$4,010,710
	Nabors Industries Ltd. (CCC/Caa1)(d)(f)
	336,000	7.250		01/15/26	335,160
	Nabors Industries, Inc. (B/B3)(d)(f)
	2,848,000	9.000		02/01/25	2,954,800
	5,465,000	7.375		05/15/27	5,656,275
	Noble Finance Co. (NR/NR)(d)(h)
	(PIK 15.000%, Cash 11.000%)
	63,401	11.000	(f)	02/15/28	70,851
	(PIK 15.000%, Cash 11.000%)
	1,004,220	11.000	(e)	02/15/28	1,122,216
	Occidental Petroleum Corp. (BB+/Ba1)
	4,244,000	8.000	(d)	07/15/25	4,747,975
	1,071,000	5.875	(d)	09/01/25	1,133,921
	775,000	5.500	(d)	12/01/25	812,781
	6,402,000	6.450		09/15/36	7,490,340
	11,921,000	4.400	(d)	04/15/46	11,250,444
	4,040,000	4.200	(d)	03/15/48	3,767,300
	3,235,000	4.400	(d)	08/15/49	3,040,900
	Range Resources Corp. (BB-/B1)(d)
	2,130,000	4.875		05/15/25	2,151,300
	565,000	4.750	(e)(f)	02/15/30	557,938
	Range Resources Corp. (NR/B1)(d)
	4,397,000	5.000		03/15/23	4,418,985
	SM Energy Co. (BB/B1)(d)(f)
	1,256,000	10.000		01/15/25	1,362,760
	SM Energy Co. (BB-/B3)(d)(e)
	875,000	6.500		07/15/28	905,625
	Southwestern Energy Co. (BB+/NR)(d)
	5,358,000	5.375		02/01/29	5,438,370
	Southwestern Energy Co. (BB+/Ba3)(d)
	2,643,000	7.750		10/01/27	2,791,669
	1,160,000	5.375		03/15/30	1,177,400
	525,000	4.750		02/01/32	523,688
	Sunoco LP/Sunoco Finance Corp. (BB/Ba3)(d)(f)
	4,425,000	4.500		04/30/30	4,087,594
	TechnipFMC PLC (BB+/Ba1)(d)(f)
	4,149,000	6.500		02/01/26	4,299,401
	Transocean Poseidon Ltd. (B-/Caa1)(d)(f)
	2,910,938	6.875		02/01/27	2,881,828
	Transocean, Inc. (CCC+/Ca)(d)(f)
	3,457,000	7.500		01/15/26	2,973,020
	Transocean, Inc. (CCC+/Caa3)(d)(e)(f)
	7,329,000	11.500		01/30/27	7,622,160
	USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)(d)
	7,569,000	6.875		04/01/26	7,625,767

					121,087,177

Packaging – 2.5%
	ARD Finance SA (B-/Caa3)(d)(h)
	(PIK 5.750%, Cash 5.000%)
EUR	2,294,375	5.000		06/30/27	2,301,215
	(PIK 7.250%, Cash 6.500%)
	$2,435,107	6.500	(f)	06/30/27	2,228,123

Corporate Obligations – (continued)
Packaging – (continued)
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (B+/B3)(d)
EUR	1,545,000	3.000		09/01/29	1,523,131
	$4,443,000	4.000	(f)	09/01/29	3,998,700
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B-/Caa1)(d)(f)
	12,625,000	5.250		08/15/27	11,709,688
	Crown Americas LLC/Crown Americas Capital Corp. VI (BB-/Ba3)(d)
	2,515,000	4.750		02/01/26	2,537,006
	Flex Acquisition Co., Inc. (CCC+/Caa2)(d)(f)
	2,360,000	6.875		01/15/25	2,362,950
	229,000	7.875		07/15/26	235,870
	Kleopatra Finco S.a.r.l. (B/B2)(d)
EUR	1,986,000	4.250		03/01/26	1,954,550
	Kleopatra Holdings 2 SCA (CCC+/Caa2)(d)
	2,825,000	6.500	(f)	09/01/26	2,338,304
	1,900,000	6.500		09/01/26	1,572,076
	LABL, Inc. (CCC+/Caa2)(d)(f)
	$4,030,000	10.500		07/15/27	4,019,925
	Pactiv Evergreen Group Issuer. Inc,/Pactiv Evergreen Group Issuer LLC (B+/B1)(d)(f)
	3,542,000	4.000		10/15/27	3,280,778
	Pactiv LLC (B-/Caa1)
	1,965,000	8.375		04/15/27	2,014,125
	Trident TPI Holdings, Inc. (CCC+/Caa2)(d)(f)
	3,196,000	6.625		11/01/25	3,132,080
	TriMas Corp. (BB-/Ba3)(d)(f)
	2,865,000	4.125		04/15/29	2,607,150

					47,815,671

Pharmaceuticals(d) – 2.8%
	AdaptHealth LLC (B/B1)(f)
	961,000	6.125		08/01/28	953,793
	1,565,000	5.125		03/01/30	1,451,538
	Bausch Health Americas, Inc. (B/B3)(f)
	13,714,000	9.250		04/01/26	14,091,135
	Bausch Health Cos., Inc. (B/B3)(f)
	2,531,000	5.000		01/30/28	2,081,747
	5,343,000	6.250		02/15/29	4,394,617
	2,531,000	5.250		01/30/30	1,986,835
	2,873,000	5.250		02/15/31	2,240,940
	Bausch Health Cos., Inc. (BB/Ba2)(f)
	454,000	5.500		11/01/25	452,298
	Bausch Health Cos., Inc. (BB/Ba3)(f)
	1,465,000	6.125		02/01/27	1,470,494
	Cheplapharm Arzneimittel GmbH (B/B2)(f)
	1,694,000	5.500		01/15/28	1,641,062
	Herbalife Nutrition Ltd./HLF Financing, Inc. (BB-/B1)(f)
	3,608,000	7.875		09/01/25	3,684,670
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc. (BB-/B1)(f)
	3,648,000	4.875		06/01/29	3,173,760
	Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB-/B1)(f)
	5,380,000	5.125		04/30/31	5,191,700
	Par Pharmaceutical, Inc. (B-/B3)(f)
	6,483,000	7.500		04/01/27	6,029,190

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(d) – (continued)
	Perrigo Finance Unlimited Co. (BB-/Ba2)
	$3,235,000	3.900%		06/15/30	$3,036,856
	Prestige Brands, Inc. (BB-/B2)(f)
	12,000	5.125		01/15/28	11,910
	2,014,000	3.750		04/01/31	1,797,495

					53,690,040

Pipelines(d) – 4.5%
	Buckeye Partners LP (BB/B1)
	600,000	4.350		10/15/24	600,750
	6,042,000	3.950		12/01/26	5,875,845
	839,000	4.125		12/01/27	803,343
	1,534,000	4.500	(f)	03/01/28	1,468,805
	Cheniere Energy Partners LP (BB+/Ba2)
	2,755,000	4.500		10/01/29	2,768,775
	4,394,000	4.000		03/01/31	4,251,195
	Cheniere Energy, Inc. (BB+/Ba3)
	4,274,000	4.625		10/15/28	4,290,027
	CNX Midstream Partners LP (BB/B1)(f)
	890,000	4.750		04/15/30	834,375
	DCP Midstream Operating LP (BB+/Ba1)
	3,080,000	5.375		07/15/25	3,180,100
	497,000	5.625		07/15/27	518,123
	DT Midstream, Inc. (BB+/Ba2)(f)
	3,150,000	4.375		06/15/31	3,008,250
	EnLink Midstream LLC (BB+/Ba2)
	2,429,000	5.375		06/01/29	2,429,000
	EnLink Midstream Partners LP (BB+/Ba2)
	2,268,000	4.400		04/01/24	2,296,350
	Genesis Energy LP/Genesis Energy Finance Corp. (B/B2)
	3,496,000	5.625		06/15/24	3,469,780
	7,124,000	8.000		01/15/27	7,284,290
	Global Partners LP/GLP Finance Corp. (B+/B2)
	912,000	7.000		08/01/27	912,000
	1,383,000	6.875		01/15/29	1,365,713
	Howard Midstream Energy Partners LLC (B/B3)(f)
	5,010,000	6.750		01/15/27	4,909,800
	ITT Holdings LLC (B/B2)(f)
	3,150,000	6.500		08/01/29	2,890,125
	New Fortress Energy, Inc. (BB-/B1)(f)
	2,190,000	6.750		09/15/25	2,190,000
	NGL Energy Operating LLC/NGL Energy Finance Corp. (BB-/B1)(f)
	4,731,000	7.500		02/01/26	4,648,207
	NuStar Logistics LP (BB-/Ba3)
	2,721,000	5.750		10/01/25	2,768,617
	3,336,000	5.625		04/28/27	3,269,280
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (B-/Caa2)(e)
	4,601,000	5.750		04/15/25	3,680,800
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (BB-/B3)(f)
	2,010,000	8.500		10/15/26	1,924,575
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)(e)(f)
	3,675,000	6.000		09/01/31	3,528,000

Corporate Obligations – (continued)
Pipelines(d) – (continued)
	Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BBB-/Baa3)
	1,819,000	5.875		04/15/26	1,871,387
	1,765,000	6.500		07/15/27	1,857,663
	4,487,000	4.000		01/15/32	4,307,520
	Western Midstream Operating LP (BBB-/Ba1)
	2,175,000	4.550		02/01/30	2,169,562

					85,372,257

Real Estate – 0.9%
	ADLER Real Estate AG (B/NR)(d)
EUR	2,000,000	1.875		04/27/23	2,096,919
	Kennedy-Wilson, Inc. (BB/B1)(d)
	$5,850,000	4.750		02/01/30	5,572,125
	1,514,000	5.000	(e)	03/01/31	1,438,300
	Realogy Group LLC/Realogy Co-Issuer Corp. (B+/B2)(d)(f)
	1,319,000	4.875		06/01/23	1,325,595
	4,395,000	5.250		04/15/30	4,043,400
	Redfin Corp. (NR/NR)
	2,115,000	0.500		04/01/27	2,122,925
	2,115,000	0.500	(f)	04/01/27	1,413,877

					18,013,141

Real Estate Investment Trust(d) – 1.4%
	CTR Partnership LP/CareTrust Capital Corp. (BB+/Ba2)(f)
	1,045,000	3.875		06/30/28	982,300
	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)(f)
	3,043,000	4.625		06/15/25	3,065,822
	3,255,000	3.875		02/15/29	3,222,450
	MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
GBP	2,225,000	3.692		06/05/28	2,842,404
	$1,644,000	4.625		08/01/29	1,627,182
	4,565,000	3.500		03/15/31	4,216,919
	SBA Communications Corp. (BB-/B1)
	3,142,000	3.125		02/01/29	2,859,220
	Service Properties Trust (B+/B1)
	2,829,000	4.350		10/01/24	2,731,037
	3,253,000	4.500		03/15/25	3,046,581
	Service Properties Trust (BB/Ba3)
	1,493,000	7.500		09/15/25	1,563,471
	VICI Properties LP/VICI Note Co., Inc. (BB/Ba3)(f)
	1,100,000	3.500		02/15/25	1,080,750

					27,238,136

Retailing – 6.0%
	1011778 BC ULC/New Red Finance, Inc. (B+/B2)(d)(f)
	1,143,000	4.000		10/15/30	1,032,986
	Arko Corp. (B-/B3)(d)(f)
	2,940,000	5.125		11/15/29	2,675,400
	Asbury Automotive Group, Inc. (BB/B1)(d)
	288,000	4.500		03/01/28	275,760
	1,832,000	4.625	(f)	11/15/29	1,706,050
	185,000	4.750		03/01/30	173,438
	1,014,000	5.000	(f)	02/15/32	941,753
	Beacon Roofing Supply, Inc. (B-/B2)(d)(f)
	7,075,000	4.125		05/15/29	6,526,687

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing – (continued)
	Bloomin’ Brands, Inc./OSI Restaurant Partners LLC (B+/B1)(d)(f)
	$502,000	5.125%		04/15/29	$473,763
	Carvana Co. (CCC+/Caa2)(d)(f)
	4,106,000	5.625		10/01/25	3,859,640
	1,605,000	5.500		04/15/27	1,444,500
	4,500,000	4.875		09/01/29	3,757,500
	Cracker Barrel Old Country Store, Inc. (NR/NR)(f)
	2,120,000	0.625		06/15/26	1,934,500
	eG Global Finance PLC (B-/B3)(d)(f)
	4,290,000	6.750		02/07/25	4,263,187
	2,210,000	8.500		10/30/25	2,256,963
	Foundation Building Materials, Inc. (CCC+/Caa1)(d)(f)
	5,790,000	6.000		03/01/29	5,218,237
	Group 1 Automotive, Inc. (BB+/Ba2)(d)(f)
	2,208,000	4.000		08/15/28	2,050,680
	GYP Holdings III Corp. (B/B2)(d)(f)
	3,613,000	4.625		05/01/29	3,347,267
	IRB Holding Corp. (B-/Caa1)(d)(f)
	8,652,000	6.750		02/15/26	8,781,780
	Ken Garff Automotive LLC (BB-/B1)(d)(f)
	4,008,000	4.875		09/15/28	3,782,550
	LCM Investments Holdings II LLC (BB-/B2)(d)(f)
	5,325,000	4.875		05/01/29	5,018,812
	Lithia Motors, Inc. (BB+/Ba2)(d)(f)
	1,258,000	3.875		06/01/29	1,188,810
	853,000	4.375		01/15/31	824,211
	Matalan Finance PLC (CCC+/B3)(d)
GBP	1,875,000	6.750		01/31/23	2,332,598
	Murphy Oil USA, Inc. (BB+/Ba2)(d)(f)
	$3,341,000	3.750		02/15/31	3,036,134
	Nordstrom, Inc. (BB+/Ba1)(d)(e)
	3,270,000	4.375		04/01/30	3,041,100
	Penske Automotive Group, Inc. (BB-/Ba3)(d)
	3,097,000	3.500		09/01/25	3,066,030
	3,469,000	3.750		06/15/29	3,096,082
	Rite Aid Corp. (CCC/B3)(d)(f)
	145,000	7.500		07/01/25	136,663
	2,170,000	8.000		11/15/26	2,007,250
	Sonic Automotive, Inc. (BB-/B1)(d)(f)
	4,082,000	4.625		11/15/29	3,673,800
	1,095,000	4.875		11/15/31	971,813
	SRS Distribution, Inc. (CCC/Caa2)(d)(f)
	2,238,000	6.125		07/01/29	2,075,745
	5,520,000	6.000		12/01/29	5,112,900
	Staples, Inc. (B/B3)(d)(f)
	2,435,000	7.500		04/15/26	2,349,775
	Staples, Inc. (CCC+/Caa2)(d)(f)
	6,979,000	10.750		04/15/27	6,228,757
	Stonegate Pub Co Financing 2019 PLC (NR/B3)(d)(f)
GBP	1,750,000	8.250		07/31/25	2,337,669
	Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/B1)(d)
	$2,121,000	5.875		03/01/27	2,150,164
	5,162,000	5.000	(f)	06/01/31	4,839,375
	The Cheesecake Factory, Inc. (NR/NR)
	2,188,000	0.375		06/15/26	1,958,260

Corporate Obligations – (continued)
Retailing – (continued)
	The Gap, Inc. (BB/Ba3)(d)(f)
	715,000	3.875		10/01/31	623,838
	Yum! Brands, Inc. (BB/Ba3)(d)
	4,248,000	3.625		03/15/31	3,865,680

					114,438,107

Semiconductors(f) – 0.3%
	Amkor Technology, Inc. (BB/B1)(d)
	3,403,000	6.625		09/15/27	3,505,090
	MACOM Technology Solutions Holdings, Inc. (NR/NR)
	2,115,000	0.250		03/15/26	2,148,047

					5,653,137

Software(d)(f) – 1.1%
	Brunello Bidco SpA (B-/B3)
EUR	1,075,000	3.500		02/15/28	1,123,443
	Castle US Holding Corp. (CCC/Caa2)
	$1,700,000	9.500		02/15/28	1,680,875
	Elastic NV (B+/B1)
	3,315,000	4.125		07/15/29	3,074,662
	Minerva Merger Sub, Inc. (CCC/Caa2)
	3,635,000	6.500		02/15/30	3,525,950
	Open Text Corp. (BB/Ba2)
	2,995,000	3.875		12/01/29	2,845,250
	SS&C Technologies, Inc. (B+/B2)
	2,950,000	5.500		09/30/27	2,986,875
	The Dun & Bradstreet Corp. (B-/Caa1)
	330,000	5.000		12/15/29	311,025
	Ziff Davis, Inc (BB/Ba3)
	4,653,000	4.625		10/15/30	4,414,534
	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B+/B1)
	2,060,000	3.875		02/01/29	1,884,900

					21,847,514

Telecommunication Services – 3.9%
	Altice France Holding SA (CCC+/Caa1)(d)(f)
	4,555,000	10.500		05/15/27	4,748,587
	Altice France SA (B/B2)(d)(f)
	4,710,000	8.125		02/01/27	4,839,525
	225,000	5.500		01/15/28	206,438
	664,000	5.125		01/15/29	595,940
	9,063,000	5.500		10/15/29	8,111,385
	Ciena Corp. (BB/Ba1)(d)(f)
	455,000	4.000		01/31/30	436,800
	CommScope, Inc. (CCC+/B3)(d)(f)
	2,354,000	7.125		07/01/28	2,118,600
	Frontier Communications Holdings LLC (B+/B3)(d)(f)
	3,130,000	5.875		10/15/27	3,106,525
	Frontier Communications Holdings LLC (CCC+/Caa2)(d)(f)
	3,200,000	6.000		01/15/30	2,960,000
	Intelsat Jackson Holding SA (NR/NR)(i)
	8,485,000	8.500		10/15/24	—
	7,179,000	4.500		06/15/25	—
	15,490,000	9.750	(f)	07/15/25	—
	Level 3 Financing, Inc. (BB/Ba3)(d)(f)
	4,651,000	4.625		09/15/27	4,371,940
	5,804,000	4.250		07/01/28	5,296,150
	2,024,000	3.625		01/15/29	1,771,000

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Lorca Telecom Bondco SA (B/B1)(d)(f)
EUR	2,555,000	4.000%		09/18/27	$2,735,428
	Lumen Technologies, Inc. (BB-/B2)
	$2,414,000	6.875		01/15/28	2,389,860
	961,000	4.500	(d)(f)	01/15/29	820,454
	Nokia of America Corp. (NR/WR)
	5,200,000	6.450		03/15/29	5,492,500
	Sprint Communications, Inc. (BB+/Ba2)
	3,338,000	6.000		11/15/22	3,413,105
	Sprint Corp. (BB+/Ba2)(d)
	4,762,000	7.625		02/15/25	5,202,485
	2,836,000	7.625		03/01/26	3,179,865
	Switch Ltd. (BB/B1)(d)(f)
	1,593,000	4.125		06/15/29	1,573,087
	T-Mobile USA, Inc. (BB+/Ba2)(d)
	1,208,000	2.250		02/15/26	1,136,571
	1,313,000	2.625		04/15/26	1,253,318
	1,075,000	3.375	(f)	04/15/29	1,017,060
	1,214,000	2.875		02/15/31	1,094,117
	Telecom Italia Capital SA (BB-/Ba3)
	2,040,000	6.000		09/30/34	1,876,800
	3,746,000	7.200		07/18/36	3,633,620

					73,381,160

Toys/Games/Hobbies(d)(f) – 0.4%
	Mattel, Inc. (BB+/Ba1)
	1,439,000	3.375		04/01/26	1,406,623
	1,515,000	5.875		12/15/27	1,586,962
	5,107,000	3.750		04/01/29	4,902,720

					7,896,305

Water(d)(f) – 0.3%
	Solaris Midstream Holdings LLC (B/B3)
	6,085,000	7.625		04/01/26	6,267,550

	TOTAL CORPORATE OBLIGATIONS
	(Cost $1,743,714,111)				$1,675,475,937

Shares	Description	Value

Common Stocks – 0.9%
Auto Components – 0.0%
1,229	Lear Corp.	$175,243

Chemicals – 0.0%
321	LyondellBasell Industries NV Class A	33,005
90	LyondellBasell Industries NV Class A(i)	—

		33,005

Commercial Services & Supplies – 0.0%
7,179,000	Reorganized Isa SA	—

Diversified Telecommunication Services(j) – 0.4%
229,164	Intelsat Emergence SA	6,674,401

Common Stocks – (continued)
Energy Equipment & Services – 0.4%
13,667	Nabors Industries Ltd.(j)	2,087,224
128,440	Noble Corp.(e)(j)	4,501,822
18,791	Valaris Ltd.	976,569

		7,565,615

Oil, Gas & Consumable Fuels(j) – 0.1%
127,001	Summit Midstream Partners LP	1,889,775

TOTAL COMMON STOCKS
(Cost $25,321,179)		$16,338,039

Units	Expiration Date	Value

Warrant(j) – 0.0%
Intelsat Emergence SA (NR/NR)
6,089	02/17/27	$13,195
Noble Corp. (NR/NR)
4,596	02/05/28	81,963

TOTAL WARRANTS
(cost $3,316,784)		$95,158

Units	Expiration Date	Value

Rights(j) – 0.0%
Intelsat Jackson Holdings SA (NR/NR)
23,998	05/12/25	$101,991
23,998	05/12/25	95,992

TOTAL RIGHTS
(Cost $—)		$197,983

Shares	Dividend Rate	Value

Investment Company(k) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,032,935	0.253%	$2,032,935
(Cost $2,032,935)

Shares	Description	Value

Exchange Traded Fund(e) – 1.0%
241,000	iShares iBoxx High Yield Corporate Bond ETF	$19,831,890
cost ($20,102,413)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $1,919,648,168)		$1,837,661,950

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(k) – 3.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
55,872,185	0.253%	$55,872,185
(Cost $55,872,185)

TOTAL INVESTMENTS – 99.9%
(Cost $1,975,520,353)		$1,893,534,135

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		2,301,769

NET ASSETS – 100.0%		$1,895,835,904

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	All or a portion of security is on loan.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Pay-in-kind securities.

(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(j)	Security is currently in default and/or non-income producing.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
CP	—Commercial Paper
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Trident TPI Holdings, Inc. (B-/B2), due 09/15/28	$84,335	$83,124	$(1,211)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	USD	11,940,023	GBP	8,765,217	04/05/22	$426,124
BofA Securities LLC	USD	47,272,437	EUR	41,344,106	05/05/22	1,484,709
Morgan Stanley & Co.	EUR	1,819,554	USD	2,011,237	05/05/22	3,882
State Street Bank and Trust	USD	1,589,970	EUR	1,400,904	05/05/22	38,498

TOTAL						$1,953,213

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	73	06/21/22	$12,930,125	$(261,669)
Ultra 10 Year U.S. Treasury Notes	27	06/21/22	3,657,656	39,606
2 Year U.S. Treasury Notes	356	06/30/22	75,444,188	(892,209)
5 Year U.S. Treasury Notes	463	06/30/22	53,100,313	(765,908)
10 Year U.S. Treasury Notes	171	06/21/22	21,011,625	113,767
20 Year U.S. Treasury Bonds	56	06/21/22	8,403,500	(245,596)

Total				$(2,012,009)
Short position contracts:
5 Year German Euro-Bobl	(151)	06/08/22	(21,525,253)	733,091

TOTAL FUTURES CONTRACTS				$(1,278,918)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

Transocean, Inc., 8.000%, 02/01/2027	(1.000)%	4.714%	12/20/22	$1,075	$28,246	$63,675	$(35,429)
Protection Sold:

CDX.NA.HY Index 38	5.000	3.765	06/20/27	73,650	4,074,891	3,473,685	601,206
CDX.NA.HY Index 34	5.000	3.038	06/20/25	49,243	2,922,194	2,062,259	859,935

TOTAL					$7,025,331	$5,599,619	$1,425,712

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.HY Index 34	—CDX North America High Yield Index 34
CDX.NA.IG Index 38	—CDX North America Investment Grade Index 38

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date		Value

Bank Loans(a) – 88.2%
Aerospace & Defense – 1.3%
	ADS Tactical, Inc. (B+/B3)(b) (3M LIBOR + 5.750%)
	$16,488,073	6.750%		03/19/26		$15,636,134
	Brown Group Holding LLC (B+/B1)(b) (3M LIBOR + 2.500%)
	11,199,967	3.506		06/07/28		11,031,968
	Castlelake Aviation Ltd. (BB/Ba3)(b) (3M LIBOR + 2.750%)
	14,377,428	3.250		10/22/26		13,973,135
	Propulsion (BC) Finco S.a.r.l. (NR/NR)(c)
	5,000,000	0.000		02/10/29		4,971,900
	Spirit Aerosystems, Inc. (BB-/Ba2)(b) (1M LIBOR + 3.750%)
	8,161,985	4.250		01/15/25		8,141,580
	TransDigm, Inc. (B+/Ba3)(b)
	(1M LIBOR + 2.250%)
	2,013,090	2.707		08/22/24		1,981,646
	4,897,273	2.707		12/09/25		4,811,571

						60,547,934

Airlines(b) – 1.6%
	AAdvantage Loyalty IP Ltd. (NR/Ba2) (3M LIBOR + 4.750%)
	14,300,000	5.500		04/20/28		14,465,308
	Air Canada (BB-/Ba2) (3M LIBOR + 3.500%)
	11,025,000	4.250		08/11/28		10,910,120
	Allegiant Travel Co. (BB-/Ba3) (3M LIBOR + 3.000%)
	10,592,924	3.469		02/05/24		10,438,479
	American Airlines, Inc. (B-/Ba3) (1M LIBOR + 1.750%)
	13,662,101	2.197		01/29/27		12,745,647
	Kestrel Bidco, Inc. (B-/B2) (6M LIBOR + 3.000%)
	4,810,486	4.000		12/11/26		4,625,090
	SkyMiles IP Ltd. (NR/Baa1) (3M LIBOR + 3.750%)
	3,500,000	4.750		10/20/27		3,608,815
	United Airlines, Inc. (BB-/Ba1) (3M LIBOR + 3.750%)
	20,348,042	4.500		04/21/28		20,076,802

						76,870,261

Automotive(b) – 3.1%
	Adient US LLC (BB+/Ba3) (1M LIBOR + 3.250%)
	6,885,764	3.707		04/10/28		6,765,263
	American Axle & Manufacturing, Inc. (BB+/Ba1) (1M LIBOR + 2.250%)
	11,669,856	3.000		04/06/24		11,582,332
	Autokiniton US Holdings, Inc. (B/B2) (3M LIBOR + 4.500%)
	20,024,436	5.000		04/06/28		19,699,039
	Belron Finance US LLC (NR/Ba2) (3M LIBOR + 2.750%)
	15,329,347	3.250		04/13/28		15,202,880
	DexKo Global, Inc. (NR/NR)
	(3M LIBOR + 3.750%)
	10,000,000	4.717		10/04/28		9,779,200
	First Brands Group LLC (B/B1) (3M LIBOR + 5.000%)
	9,969,366	6.000		03/30/27		9,869,673
	First Brands Group LLC (CCC+/Caa1) (3M LIBOR + 8.500%)
	3,850,000	9.500		03/30/28		3,833,946
	Garrett LX I S.a.r.l. (B+/Ba2) (3M LIBOR + 3.250%)
	13,969,837	3.750		04/30/28		13,574,072
	IXS Holdings, Inc. (B-/B2) (3M LIBOR + 4.250%)
	7,648,350	5.000		03/05/27		7,170,328
	Mavis Tire Express Services Corp. (B-/B2) (1M LIBOR + 4.000%)
	10,011,502	4.750		05/04/28		9,935,014

Bank Loans(a) – (continued)
Automotive(b) – (continued)
	SRAM, LLC (BB-/B1) (1M LIBOR + 2.750%)
	16,344,719		3.250		05/18/28		16,133,545
	Superior Industries International, Inc. (B/Ba3) (1M LIBOR + 4.000%)
	7,575,000		4.457		05/22/24		7,423,500
	Wheel Pros, LLC (B-/B2) (1M LIBOR + 4.500%)
	17,920,723		5.250		05/11/28		17,049,955

							148,018,747

Automotive – Distributors(b) – 1.3%
	Bombardier Recreational Products, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
	1,308,312		2.457		05/24/27		1,281,819
	Drive Chassis Holding Co. LLC (NR/NR)(d) (3M LIBOR + 6.750%)
	7,100,000		7.812		04/10/26		7,082,250
	Highline Aftermarket Acquisition LLC (B/B2) (1M LIBOR + 4.500%)
	9,938,998		5.506		11/09/27		9,466,895
	Thor Industries, Inc. (BB+/Ba2) (1M LIBOR + 3.000%)
	9,392,354		3.500		02/01/26		9,329,707
	Truck Hero, Inc. (B-/B2) (1M LIBOR + 3.250%)
	15,959,132		4.000		01/31/28		15,440,460
	Wand NewCo 3, Inc. (B-/B2) (1M LIBOR + 3.000%)
	18,059,472		3.457		02/05/26		17,483,916

							60,085,047

Automotive – Parts(b) – 1.3%
	American Tire Distributors Holdings, Inc. (B-/Caa1) (3M LIBOR + 6.250%)
	3,765,563		7.000		10/08/28		3,726,325
	Belron Finance US LLC (BB+/Ba2) (3M LIBOR + 2.250%)
	4,571,934		2.563		10/30/26		4,517,665
	Clarios Global LP (B/B1)
	(1M EURIBOR + 3.250%)
EUR	1,111,765		3.250		04/30/26		1,201,294
	(1M LIBOR + 3.250%)
	$16,006,670		3.707		04/30/26		15,786,578
	CS Intermediate Holdco 2 LLC (CCC+/B2) (1M LIBOR + 2.000%)
	2,003,923		2.750		11/02/23		1,847,377
	Dealer Tire LLC (B-/B1) (1M LIBOR + 4.250%)
	15,979,230		4.707		12/12/25		15,879,360
	Holley Purchaser, Inc. (NR/NR)
	(3M LIBOR + 3.750%)
	331,548		3.750		11/17/28		326,850
	(3M LIBOR + 3.750%)
	6,630,964		4.500		11/17/28		6,537,004
	Tenneco, Inc. (B+/Ba3) (1M LIBOR + 3.000%)
	12,102,496		3.457		10/01/25		11,933,909

							61,756,362

Banks(b) – 0.1%
	GBT Group Services B.V. (B-/NR) (1M LIBOR + 2.500%)
	3,504,604		2.957		08/13/25		3,274,631
	Superannuation and Investments US LLC (BB/Ba2) (1M LIBOR + 3.750%)
	2,942,625		4.250		12/01/28		2,908,285

							6,182,916

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Building & Construction Materials(b) – 1.1%
	Circet Europe (NR/NR) (1M EURIBOR + 3.750%)
EUR	3,500,000	3.750%		10/13/28	$3,823,476
	DG Investment Intermediate Holdings 2, Inc. (B/B2) (1M LIBOR + 3.500%)
	$9,220,607	4.250		03/31/28	9,116,875
	DG Investment Intermediate Holdings 2, Inc. (CCC/Caa2) (1M LIBOR + 6.750%)
	600,000	7.500		03/30/29	598,500
	Energize HoldCo. LLC (CCC+/Caa2)(d) (1M LIBOR + 6.750%)
	7,450,000	7.250		12/07/29	7,356,875
	KKR Apple Bidco LLC (NR/NR) (1M LIBOR + 5.750%)
	6,228,571	6.250		04/29/22	6,177,995
	KKR Apple Bidco LLC (B+/B1) (1M LIBOR + 3.000%)
	19,351,500	3.500		09/23/28	19,076,322
	Rockwood Service Corp. (B/B2) (1M LIBOR + 4.000%)
	6,418,574	4.457		01/23/27	6,386,481

					52,536,524

Building Materials – 3.9%
	ACProducts, Inc. (B-/B1)(b)(6M LIBOR + 4.250%)
	8,436,250	4.750		05/17/28	7,587,901
	Associated Materials, Inc. (B/NR)(c)
	12,050,000	0.000		03/08/29	11,605,716
	Beacon Roofing Supply, Inc. (BB-/Ba3)(b) (1M LIBOR + 2.250%)
	3,118,678	2.707		05/19/28	3,068,561
	Chamberlain Group, Inc. (B/B2)(b) (3M LIBOR + 3.500%)
	18,333,282	4.506		11/03/28	18,088,899
	Cornerstone Building Brands, Inc. (B+/B1)(b) (3M LIBOR + 3.250%)
	18,941,705	3.750		04/12/28	18,294,466
	CP Atlas Buyer, Inc. (B-/B2)(b) (1M LIBOR + 3.750%)
	14,063,567	4.250		11/23/27	13,643,910
	CPG International, Inc. (BB-/B1)(b) (1 Week LIBOR + 2.500%)
	11,397,400	3.250		05/05/24	11,289,125
	Griffon Corp. (BB/Ba2)(b) (3M SOFR + 2.750%)
	12,925,000	3.267		01/24/29	12,775,587
	GYP Holdings III Corp. (BB/Ba3)(b) (1M LIBOR + 2.500%)
	11,331,341	2.957		06/01/25	11,211,002
	Icebox holdco III, Inc. (NR/NR)
	934,286	0.000	(c)	12/22/28	920,271
	(3M LIBOR + 3.750%)
	4,515,714	4.756	(b)	06/30/22	4,447,979
	(3M LIBOR + 6.750%)
	1,525,000	7.756	(b)	12/22/29	1,490,688
	Jeld-Wen Inc. (BB+/Ba2)(b) (1M LIBOR + 2.250%)
	11,346,170	2.707		07/28/28	11,229,872
	LBM Acquisition LLC (B-/B3)(b) (1M SOFR + 3.750%)
	14,628,900	4.500		12/17/27	14,250,451
	Potters Industries LLC (B/B2)(b)
	6,290,739	5.006		12/14/27	6,259,286
	Quikrete Holdings, Inc. (BB-/Ba3)(b) (1M LIBOR + 2.625%)
	8,005,587	3.082		02/01/27	7,798,803
	Solis IV B.V. (B+/B1)(b) (3M SOFR + 3.500%)
	18,800,000	4.000		02/26/29	18,400,500
	Vector WP Holdco,Inc (B/NR)(b) (1M LIBOR + 5.000%)
	6,857,813	5.750		10/12/28	6,746,373

Bank Loans(a) – (continued)
Building Materials – (continued)
	Winterfell Financing S.a.r.l. (NR/NR)(b) (3M EURIBOR + 2.925%)
EUR	3,000,000	2.925		05/04/28	3,207,770

					182,317,160

Capital Goods(b) – 0.7%
	Engineered Machinery Holdings, Inc. (B-/B1)
	(3M EURIBOR + 3.750%)
EUR	1,542,250	3.750		05/21/28	1,666,771
	(3M LIBOR + 3.750%)
	$13,599,237	4.756		05/19/28	13,391,441
	Gates Global LLC (B+/Ba3) (1M LIBOR + 2.500%)
	11,960,939	3.250		03/31/27	11,775,544
	Rough Country LLC (NR/NR)
	(3M LIBOR + 3.500%)
	6,986,563	4.506		07/28/28	6,877,572
	(3M LIBOR + 6.500%)
	1,650,000	7.506		07/26/29	1,633,500

					35,344,828

Capital Goods – Others – 0.6%
	AI Aqua Merger Sub, Inc. (NR/NR)(c)
	1,634,259	0.000		07/31/28	1,615,874
	AI Aqua Merger Sub, Inc. (B/B3)(c)
	7,190,741	0.000		07/31/28	7,109,845
	Team Health Holdings, Inc. (B-/B3)(b) (1M SOFR + 5.250%)
	8,563,275	6.250		03/02/27	8,131,514
	Tempo Acquisition LLC (BB-/Ba3)(b) (1M SOFR + 3.000%)
	9,342,844	3.500		08/31/28	9,270,437

					26,127,670

Chemicals – 5.0%
	Albaugh LLC (NR/NR)(b) (3M USD LIBOR + 3.750)
	8,200,000	3.858		07/12/22	8,159,000
	Ascend Performance Materials Operations LLC (BB-/Ba3)(b) (3M LIBOR + 4.750%)
	6,084,567	5.500		08/27/26	6,056,700
	ASP Unifrax Holdings, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
	11,150,373	4.756		12/12/25	10,695,104
	Consolidated Energy Finance SA (B+/B1)(b)(d) (6M LIBOR + 2.500%)
	7,283,096	2.964		05/07/25	7,009,980
	CPC Acquisition Corp. (B/B3)(b) (3M LIBOR + 3.750%)
	3,737,250	4.756		12/29/27	3,625,133
	Cyanco Intermediate Corp. (B/B2)(b) (1M LIBOR + 3.500%)
	14,027,501	3.957		03/16/25	13,711,882
	Diamond (BC) B.V. (B/Ba3)(b) (1M LIBOR + 2.750%)
	13,266,750	3.250		09/29/28	12,981,515
	Element Solutions, Inc. (BBB-/Ba1)(b) (1M LIBOR + 2.000%)
	9,961,493	2.457		01/31/26	9,867,257
	GrafTech Finance, Inc. (BB/Ba3)(b) (1M LIBOR + 3.000%)
	7,447,726	3.500		02/12/25	7,345,320
	Illuminate Buyer LLC (B+/B1)(b) (1M LIBOR + 3.500%)
	12,795,832	3.957		06/30/27	12,356,039
	INEOS Enterprises Holdings US Finco LLC (BB/Ba3)(b) (3M LIBOR + 3.500%)
	12,004,529	4.500		08/28/26	11,584,370

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Chemicals – (continued)
	INEOS Styrolution US Holding LLC (NR/NR)(b) (1M LIBOR + 2.750%)
	$4,664,750	3.250%		01/29/26	$4,576,120
	Innophos, Inc. (B+/B1)(b) (1M LIBOR + 3.750%)
	7,652,709	4.207		02/05/27	7,604,880
	LSF11 A5 Holdco LLC (B/B1)(b) (1M SOFR + 3.500%)
	14,000,000	4.000		10/15/28	13,786,500
	LSF11 Skyscraper Holdco S.a r.l. (NR/NR)(b) (3M LIBOR + 3.500%)
	3,712,640	4.506		09/29/27	3,691,775
	Momentive Performance Materials, Inc. (B+/B1)(b) (1M LIBOR + 3.250%)
	11,033,904	3.700		05/15/24	10,882,187
	Polar US Borrower LLC (B-/B3)(b) (3M LIBOR + 4.750%)
	15,981,790	5.264		10/15/25	15,462,382
	PQ Corporation (BB-/B1)(b) (3M LIBOR + 2.500%)
	19,540,000	3.000		06/09/28	19,263,118
	Starfruit Finco B.V. (B+/B2)(b) (3M LIBOR + 3.000%)
	23,901,536	4.006		10/01/25	23,513,136
	Trident TPI Holdings, Inc. (B-/B2)(b)
	(1M LIBOR + 4.000%)
	9,338,105	4.500		09/15/28	9,203,916
	(3M LIBOR + 3.250%)
	4,659,519	4.256		10/17/24	4,599,085
	(3M LIBOR + 4.000%)
	925,209	4.500		09/15/28	912,144
	Trinseo Materials Operating S.C.A. (BB-/Ba2)(b) (1M LIBOR + 2.500%)
	6,153,500	2.957		05/03/28	6,038,122
	WR Grace & Co-Conn (B/B1)(b) (3M LIBOR + 3.750%)
	13,915,125	4.813		09/22/28	13,775,974

					236,701,639

Coal(b) – 0.3%
	Oxbow Carbon LLC (BB-/B1) (1M LIBOR + 4.250%)
	15,063,712	5.000		10/17/25	14,913,075

Commercial Services – 5.0%
	Albion Financing 3 SARL (NR/NR)(b) (3M LIBOR + 5.250%)
	8,229,375	5.750		08/17/26	8,140,251
	Allied Universal Holdco LLC (B/B2)(b) (1M LIBOR + 3.750%)
	20,806,952	4.250		05/12/28	20,461,349
	Allied Universal Holdco LLC (B/WR)(b) (3M EURIBOR + 3.750%)
EUR	671,625	3.750		05/12/28	721,520
	Amentum Government Services Holdings LLC (B/B1)(b)
	(1M LIBOR + 3.500%)
	$3,499,685	3.957		01/29/27	3,450,094
	(3M SOFR + 4.000%)
	13,831,188	4.777		02/15/29	13,675,587
	Ankura Consulting Group LLC (B-/B2)(b) (1M LIBOR + 4.500%)
	10,124,475	5.250		03/17/28	10,010,574
	Ankura Consulting Group LLC (CCC/Caa2)(b) (3M LIBOR + 8.000%)
	5,650,000	8.750		03/19/29	5,565,250
	Anticimex International AB (NR/NR)
	6,550,000	0.000	(c)	11/16/28	6,437,406

Bank Loans(a) – (continued)
Commercial Services – (continued)
	Anticimex International AB (NR/NR) – (continued)
	(3M LIBOR + 4.000%)
	897,770	4.508	%(b)	11/16/28	888,792
	APi Group DE, Inc. (BB-/Ba1)(b) (1M LIBOR + 2.750%)
	6,016,670	3.207		01/03/29	5,947,478
	APX Group, Inc. (B/B1)(b) (1M LIBOR + 3.500%)
	17,488,559	4.000		07/10/28	17,232,526
	AQ Carver Buyer, Inc. (B/B2)(b) (1M LIBOR + 5.000%)
	2,145,000	6.006		09/23/25	2,134,275
	CAB (NR/NR)(b) (3M EURIBOR + 3.750%)
EUR	1,350,000	3.750		02/09/28	1,474,769
	Conservice Midco LLC (B/B2)(b) (3M LIBOR + 4.250%)
	$8,480,269	4.707		05/13/27	8,360,103
	CoreLogic, Inc. (B/B1)(b) (1M LIBOR + 3.500%)
	3,474,021	4.000		06/02/28	3,428,442
	Da Vinci Purchaser Corp. (B/B2)(b) (3M LIBOR + 4.000%)
	13,182,992	5.006		01/08/27	13,111,540
	First Advantage Holdings LLC (BB-/B1)(b) (1M LIBOR + 2.750%)
	9,179,124	3.207		01/31/27	9,114,135
	Fleet U.S. Bidco, Inc. (B+/B2)(b) (1M LIBOR + 3.000%)
	7,064,166	3.457		10/07/26	6,993,524
	Garda World Security Corp. (B/B2)(b) (1M LIBOR + 4.250%)
	6,900,000	4.710		10/30/26	6,808,851
	10,750,000	4.567		02/01/29	10,642,500
	Holding Socotec (NR/NR) (b) (3M LIBOR + 4.250%)
	8,461,200	5.000		06/30/22	8,397,741
EUR	1,025,000	3.277	(b)	06/02/28	1,117,612
	Indy US Bidco, LLC (NR/NR)(b) (1M EURIBOR + 3.750%)
	1,336,534	3.750		03/06/28	1,465,603
	Indy US Bidco, LLC (B/B1)(b) (1M LIBOR + 3.750%)
	$1,064,277	4.207		03/05/28	1,052,304
	Sabre GLBL Inc. (B/Ba3)(b)
	(1M LIBOR + 3.500%)
	5,207,059	4.000		12/17/27	5,141,971
	(1M LIBOR + 3.500%)
	3,266,540	4.000		12/17/27	3,225,709
	Sabre GLBL, Inc. (B/Ba3)(b) (1M LIBOR + 2.000%)
	4,492,896	2.457		02/22/24	4,417,101
	Thevelia (US) LLC (NR/NR)(c)
	11,725,000	0.000		02/09/29	11,549,125
	Trans Union LLC (BBB-/Ba2)(b) (1M LIBOR + 1.750%)
	2,314,856	2.207		11/16/26	2,278,397
	Trans Union LLC (BBB-/Ba2)(b) (1M LIBOR + 2.250%)
	8,706,389	2.750		12/01/28	8,630,208
	Vaco Holdings, LLC (NR/NR)(b) (3M SOFR + 5.000%)
	3,591,000	5.750		01/21/29	3,561,087
	Verisure Holding AB (NR/NR)(b) (6M EURIBOR + 3.250%)
EUR	16,990,000	3.250		06/29/22	18,333,762
	Verscend Holding Corp. (B+/B2)(b) (1M LIBOR + 4.000%)
	$10,166,427	4.457		08/27/25	10,115,595

					233,885,181

Construction Machinery(b) – 0.3%
	Brookfield WEC Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
	12,788,327	3.250		08/01/25	12,544,582

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Consumer Cyclical Services(b) – 1.9%
	Advantage Sales & Marketing, Inc. (BB-/B2) (3M LIBOR + 4.500%)
	$8,916,074	5.250%	10/28/27	$8,819,513
	AlixPartners LLP (B+/B1) (1M LIBOR + 2.750%)
	6,147,950	3.250	02/04/28	6,045,156
	Asurion LLC (B/B3)
	(1M LIBOR + 5.250%)
	11,325,000	5.707	01/31/28	11,087,175
	(1M LIBOR + 5.250%)
	2,500,000	5.707	01/20/29	2,440,625
	Asurion LLC (B+/Ba3)
	(1M LIBOR + 3.000%)
	3,162,951	3.457	11/03/24	3,118,892
	(1M LIBOR + 3.125%)
	2,018,638	3.582	11/03/23	2,004,507
	(1M LIBOR + 3.250%)
	11,907,179	3.707	12/23/26	11,634,267
	(1M LIBOR + 3.250%)
	3,482,412	3.707	07/31/27	3,407,331
	Avis Budget Car Rental LLC (BB+/Ba1) (1M LIBOR + 1.750%)
	1,983,544	2.210	08/06/27	1,938,915
	FCG Acquisitions Inc (B-/B2) (3M LIBOR+3.75%)
	1,141,854	0.000	03/31/28	1,121,871
	KAR Auction Services, Inc. (B/Ba3) (1M LIBOR + 2.250%)
	3,426,088	2.750	09/19/26	3,391,828
	KUEHG Corp. (CCC+/B2) (3M LIBOR + 3.750%)
	3,637,960	4.756	02/21/25	3,577,715
	Prime Security Services Borrower LLC (BB-/Ba3) (6M LIBOR + 2.750%)
	6,362,403	3.500	09/23/26	6,309,404
	Red Ventures, LLC (B+/B1) (1M LIBOR + 2.500%)
	2,329,112	2.957	11/08/24	2,298,344
	The Hertz Corp. (BB+/Ba3)
	(1M LIBOR + 3.250%)
	2,372,552	3.750	06/30/28	2,351,128
	(1M LIBOR + 3.250%)
	12,504,124	3.750	06/30/28	12,391,211
	USIC Holdings, Inc. (B-/B2) (1M LIBOR + 3.500%)
	6,919,300	4.250	05/12/28	6,841,458
	WEX Inc. (BB-/Ba2) (1M LIBOR + 2.250%)
	2,326,500	2.707	03/31/28	2,295,348

				91,074,688

Consumer Cyclical Services – Business(b) – 0.3%
	Stats Intermediate Holdings LLC (B-/B2) (3M LIBOR + 5.250%)
	8,897,082	5.719	07/10/26	8,819,233
	The House of HR (NR/NR) (6M EURIBOR + 3.750%)
EUR	4,575,000	3.750	07/27/26	4,994,387

				13,813,620

Consumer Products – Household & Leisure(b) – 1.2%
	19th Holdings Golf LLC (B/B1)(d) (3M SOFR + 3.250%)
	$6,250,000	3.750	02/07/29	6,171,875
	Coty, Inc. (B+/B1) (1M LIBOR + 2.250%)
	4,906,527	2.701	04/07/25	4,777,731
	Kronos Acquisition Holdings, Inc. (B-/B2) (3M LIBOR + 3.750%)
	16,226,253	4.250	12/22/26	15,076,947

Bank Loans(a) – (continued)
Consumer Products – Household & Leisure(b) – (continued)
	Proampac PG Borrower LLC (B-/B3) (3M LIBOR + 3.750%)
	16,984,053	4.500	11/03/25	16,580,682
	Springs Windows Fashions LLC (B-/B2) (1M LIBOR + 4.000%)
	10,475,000	4.750	10/06/28	10,143,257
	The Hillman Group, Inc. (B+/B1)
	(1M LIBOR + 2.750%)
	5,021,261	3.250	07/14/28	4,921,890
	(3M LIBOR + 2.750%)
	83,390	2.750	07/14/28	83,681

				57,756,063

Distributor(b) – 0.2%
	UGI Energy Services LLC (NR/Ba3) (1M LIBOR + 3.750%)
	8,282,311	4.207	08/13/26	8,240,899

Diversified Financial Services – 2.6%
	Advisor Group, Inc. (B-/B2)(b) (1M LIBOR + 4.500%)
	7,177,354	4.957	07/31/26	7,139,243
	AllSpring Buyer LLC (BB-/Ba2)(b) (3M LIBOR + 3.250%)
	6,675,403	4.313	11/01/28	6,623,268
	Citadel Securities LP (BBB-/Baa3)(b) (1M LIBOR + 2.500%)
	12,031,639	2.927	02/02/28	11,952,110
	CQP Holdco LP (NR/NR)(b) (3M LIBOR + 3.750%)
	10,275,857	4.756	06/05/28	10,213,277
	DLG Acquisitions Ltd. (NR/NR)(b) (6M EURIBOR + 3.500%)
EUR	1,825,000	3.500	05/15/26	1,990,641
	DRW Holdings LLC (BB-/Ba3)(b) (1M LIBOR + 3.750%)
	$10,306,199	4.207	03/01/28	10,203,137
	Edelman Financial Center LLC (B/B2)(b) (1M LIBOR + 3.500%)
	13,624,939	4.250	04/07/28	13,452,720
	Energize HoldCo LLC (NR/NR)(b) (1idraM LIBOR + 3.750%)
	9,075,000	4.250	04/29/22	8,916,188
	FinCo I LLC (BB/Baa3)(b) (1M LIBOR + 2.500%)
	3,196,547	2.957	06/27/25	3,159,787
	First Eagle Holdings, Inc. (BB/Ba2)(b) (3M LIBOR + 2.500%)
	3,889,090	3.506	02/01/27	3,815,547
	Fiserv Investment Solutions, Inc. (B/B2)(b) (3M LIBOR + 4.000%)
	5,493,509	4.488	02/18/27	5,447,748
	Fly Funding II S.a.r.l. (BB+/Ba3)(b) (3M LIBOR + 6.000%)
	2,537,308	7.000	10/08/25	2,537,308
	GT Polaris, Inc. (B/B2)(b) (3M LIBOR + 3.750%)
	9,502,278	4.500	09/24/27	9,410,201
	LHS Borrower LLC (NR/NR)(b) (1M SOFR + 4.750%)
	10,000,000	5.250	04/29/22	9,875,300
	MHI Holdings LLC (B/B2)(b) (1M LIBOR + 5.000%)
	3,021,735	5.457	09/21/26	3,009,134
	Paysafe Holdings (US) Corp. (B/B1)(b) (1M LIBOR + 2.750%)
	9,452,193	3.250	06/28/28	9,026,845
	Syncapay, Inc. (B/B2)(b) (3M LIBOR + 6.500%)
	4,504,688	7.506	12/10/27	4,448,379
	Victory Capital Holdings, Inc. (BB-/Ba2)(b) (3M LIBOR + 2.250%)
	12	3.219	07/01/26	11

				121,220,844

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Diversified Manufacturing – 3.2%
	Anvil International LLC (B-/B3)(b) (1M LIBOR + 5.000%)
	$9,419,857	5.460%	05/28/26	$9,203,200
	Apex Tool Group LLC (B-/B1)(b)(SOFR30A + 5.250%)
	16,783,291	5.750	02/08/29	16,321,751
	Canada Goose, Inc. (BB/B2)(b) (3M LIBOR + 3.500%)
	4,614,341	4.506	10/07/27	4,571,104
	CeramTec AcquiCo GmbH (NR/NR)(b) (3M EURIBOR + 3.750%)
EUR	9,800,000	3.750	06/30/22	10,730,884
	Crosby US Acquisition Corp. (B-/B2)(b) (1M LIBOR + 4.750%)
	$3,293,239	5.197	06/26/26	3,232,315
	Dynacast International LLC (NR/NR)(b) (3M LIBOR + 4.500%)
	10,992,889	5.500	07/22/25	10,928,800
	Fluid-Flow Products, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
	9,169,636	4.756	03/31/28	9,005,316
	Fluidra Finco S.L.U (NR/NR)(b) (1M EURIBOR + 2.250%)
EUR	1,546,125	2.250	04/29/22	1,711,016
	Fluidra, S.A. (BB+/Ba2)(b) (1M SOFR + 2.000%)
	$1,396,500	2.500	01/29/29	1,383,582
	Gardner Denver, Inc. (BB+/Ba1)(b) (1 Week LIBOR + 1.750%)
	1,476,828	2.207	03/01/27	1,450,068
	Ingersoll-Rand Services Co. (BB+/Ba1)(b) (1M LIBOR + 1.750%)
	717,545	2.207	03/01/27	704,543
	MKS Instruments, Inc. (NR/NR)(c)
	18,950,000	0.000	10/21/28	18,766,374
	Pelican Products, Inc. (B/B2)(b) (3M LIBOR + 4.250%)
	7,331,625	5.256	12/29/28	7,175,828
	Resideo Funding, Inc. (BBB-/Ba1)(b) (3M LIBOR + 2.250%)
	3,692,108	2.750	02/11/28	3,632,111
	Robertshaw US Holding Corp. (CCC-/Caa3)(b) (3M LIBOR + 8.000%)
	4,650,000	9.000	02/28/26	3,487,500
	Rohm Holding GmbH (B-/B3)(b) (6M LIBOR + 4.750%)
	5,239,919	5.269	07/31/26	4,951,724
	Titan Acquisition Ltd. (B-/B2)(b) (3M LIBOR + 3.000%)
	15,484,339	4.006	03/28/25	15,124,947
	Vertical US Newco, Inc. (B+/B1)(b) (6M LIBOR + 3.500%)
	21,012,240	4.019	07/30/27	20,789,090
	Victory Buyer LLC (B-/B2)(b) (3M LIBOR + 3.750%)
	5,525,000	4.250	11/19/28	5,449,031

				148,619,184

Electric(b) – 0.2%
	Centuri Group, Inc (NR/NR) (3M LIBOR + 2.500%)
	2,413,886	3.008	08/27/28	2,369,229
	Pacific Gas & Electric Co. (BB-/B1) (1M LIBOR + 3.000%)
	7,936,033	3.500	06/23/25	7,826,912

				10,196,141

Electrical(b) – 0.4%
	Calpine Corp. (BB+/Ba2)
	(1M LIBOR + 2.000%)
	1,218,750	2.457	08/12/26	1,199,774
	(1M LIBOR + 2.500%)
	2,330,824	2.960	12/16/27	2,308,984
	LMBE-MC Holdco II LLC (BB-/Ba3) (3M LIBOR + 4.000%)
	1,680,094	5.000	12/03/25	1,583,489

Bank Loans(a) – (continued)
Electrical(b) – (continued)
	Lonestar II Generation Holdings LLC (B/B1)
	(1M LIBOR + 5.000%)
	404,463	5.457	04/20/26	398,396
	(1M LIBOR + 5.000%)
	3,092,951	5.457	04/20/26	3,046,557
	Pike Corp. (B/Ba3) (1M LIBOR + 3.000%)
	4,530,822	3.460	01/21/28	4,487,235
	Talen Energy Supply LLC (B/B1) (1M LIBOR + 3.750%)
	5,098,676	4.207	07/08/26	4,661,057

				17,685,492

Electrical Components & Equipment – 0.1%
	Energizer Holdings, Inc. (NR/NR)(b) (1M LIBOR + 2.250%)
	2,796,750	2.750	04/22/22	2,747,807

Energy – 1.0%
	AL NGPL Holdings LLC (B+/Ba3)(b) (3M LIBOR + 3.750%)
	6,449,129	4.750	04/14/28	6,404,824
	Buckeye Partners LP (BBB-/Ba1)(b) (1M LIBOR + 2.250%)
	8,831,158	2.707	11/01/26	8,758,036
	Freeport LNG Investments, LLLP (B+/B1)(b) (3M LIBOR + 3.500%)
	7,900,000	4.000	12/21/28	7,835,141
	Medallion Midland Acquisition, LLC (B/B2)(b) (1M LIBOR + 3.750%)
	4,389,000	4.500	10/18/28	4,336,903
	Oryx Midstream Services Permian Basin LLC (BB-/Ba3)(b) (3M LIBOR + 3.250%)
	9,476,250	3.750	10/05/28	9,390,395
	Parkway Generation LLC (NR/NR)(c)
	761,404	0.000	02/18/29	742,368
	5,438,596	0.000	02/18/29	5,309,430
	Southwestern Energy Co. (BBB/Baa2)(b) (3M SOFR + 2.500%)
	2,718,188	3.301	06/22/27	2,711,392

				45,488,489

Entertainment – 2.8%
	Alterra Mountain Co. (B/B2)(b) (1M LIBOR + 3.500%)
	11,885,927	4.000	08/17/28	11,781,925
	AMC Entertainment Holdings, Inc. (B-/Caa1)(b) (1M LIBOR + 3.000%)
	8,016,333	3.488	04/22/26	7,131,169
	Amer Sports Oyj (NR/NR)(b) (3M EURIBOR + 4.500%)
EUR	5,225,000	4.500	03/30/26	5,768,421
	Arcis Golf LLC (NR/NR)(b) (1M LIBOR + 4.250%)
	$10,149,563	4.750	11/24/28	10,111,502
	Banijay Entertainment S.A.S (B/B1)(b) (1M LIBOR + 3.750%)
	9,845,206	4.202	03/01/25	9,746,754
	Crown Finance US, Inc. (B-/B3)(b) (3M LIBOR + 7.000%)
	505,163	8.250	05/23/24	596,031
	Crown Finance US, Inc. (CCC/Caa2)(b)
	(3M LIBOR + 2.500%)
	4,582,463	3.506	02/28/25	3,525,060
	(6M LIBOR + 2.750%)
	2,807,515	4.250	09/30/26	2,112,655
	Fender Musical Instruments Corp. (NR/NR)(b) (1M LIBOR+ 4.000%)
	8,544,375	4.500	05/04/22	8,458,931

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Entertainment – (continued)
	GVC Holdings (Gibraltar) Ltd. (NR/NR)(b) (6M LIBOR + 2.500%)
	$5,912,837	3.743%	03/16/27	$5,853,709
	Luna III S.a r.l. (NR/NR)(b) (3M EURIBOR+4.750%)
EUR	14,500,000	4.750	05/23/22	15,929,460
	Motion Finco S.a.r.l. (B/B2)(b)
	(3M LIBOR + 3.250%)
	$9,674,384	4.256	11/12/26	9,490,280
	(3M LIBOR + 3.250%)
	1,246,577	4.256	11/12/26	1,222,854
	National CineMedia LLC (B-/B3)(c)(d)
	984,380	0.000	06/20/23	930,239
	National CineMedia LLC (B-/B3)(b) (1M LIBOR + 4.000%)
	5,546,051	5.000	06/20/25	4,989,117
	PCI Gaming Authority (BB+/Ba3)(b) (1M LIBOR + 2.500%)
	4,530,615	2.957	05/29/26	4,490,248
	Playtika Holding Corp. (BB/Ba2)(b) (1M LIBOR + 2.750%)
	11,175,468	3.207	03/13/28	10,995,096
	SeaWorld Parks & Entertainment, Inc. (BB-/Ba3)(b) (1M LIBOR + 3.000%)
	9,989,081	3.500	08/25/28	9,856,726
	Vue International Bidco PLC (CCC+/Caa1)(b) (6M EURIBOR + 4.750%)
EUR	2,286,096	4.750	07/03/26	2,175,567
	WIN Waste Innovations Holdings, Inc. (B+/B1)(b) (3M LIBOR + 2.750%)
	$7,046,750	3.756	03/24/28	6,980,722

				132,146,466

Environmental(b) – 0.5%
	EnergySolutions LLC (B-/B3) (3M LIBOR + 3.750%)
	8,662,123	4.756	05/09/25	8,467,225
	GFL Environmental, Inc. (BB-/Ba3) (3M LIBOR + 3.000%)
	4,520,938	3.500	05/30/25	4,498,333
	Northstar Group Services, INC. (B/B2)(d) (1M LIBOR + 5.500%)
	8,572,061	6.500	11/12/26	8,507,771

				21,473,329

Environmental Services(c) – 0.1%
	Covanta Holding Corp. (NR/NR)
	401,372	0.000	11/30/28	398,947
	5,359,365	0.000	11/30/28	5,326,995

				5,725,942

Food & Beverages(b) – 0.9%
	Chobani LLC (B-/B1) (1M LIBOR + 3.500%)
	10,903,705	4.500	10/25/27	10,699,260
	Froneri International Ltd. (B+/B1)
	(1M LIBOR + 2.250%)
	5,109,000	2.707	01/29/27	5,009,579
	(6M EURIBOR + 2.375%)
EUR	1,100,000	2.375	01/29/27	1,169,891
	HLF Financing S.a.r.l. (BB+/Ba1) (1M LIBOR + 2.500%)
	$8,866,828	2.957	08/18/25	8,674,684
	Kouti B.V. (NR/NR) (3M EURIBOR + 3.750%)
EUR	3,550,000	3.750	08/31/28	3,823,391

Bank Loans(a) – (continued)
Food & Beverages(b) – (continued)
	Ola Singapore PTE Ltd. (NR/NR)(b) (3M SOFR+6.250%)
	$1,645,875	7.000	06/15/22	1,590,327
	Sigma Bidco B.V. (NR/NR)(6M LIBOR + 3.000%)
	6,606,165	3.345	07/02/25	5,980,958
	Sunshine Investments B.V. (B+/B1)
	(3M EURIBOR + 2.750%)
EUR	525,000	2.750	03/28/25	575,194
	(3M LIBOR + 2.750%)
	$5,085,303	3.219	03/28/25	5,034,450

				42,557,734

Food & Drug Retailing(b) – 0.4%
	United Natural Foods, Inc. (BB-/B1) (1M LIBOR + 3.250%)
	9,591,798	3.707	10/22/25	9,494,154
	US Foods, Inc. (BB/B1)
	(3M LIBOR + 2.000%)
	3,590,873	2.508	09/13/26	3,513,346
	(3M LIBOR + 2.750%)
	6,608,438	3.258	11/22/28	6,523,056

				19,530,556

Gaming(b) – 0.6%
	Caesars Resort Collection LLC (B+/B1) (1M LIBOR + 2.750%)
	6,846,907	3.207	12/23/24	6,804,113
	Penn National Gaming, Inc. (BB/Ba3) (1M LIBOR + 2.250%)
	1,651,156	3.000	10/15/25	1,639,466
	Scientific Games International, Inc. (B+/B1) (1M LIBOR + 2.750%)
	9,584,637	3.207	08/14/24	9,542,752
	The Stars Group Holdings B.V. (BBB-/Ba1) (3M LIBOR + 2.250%)
	6,950,280	3.256	07/21/26	6,888,006
	UFC Holdings LLC (B/B2) (6M LIBOR + 2.750%)
	2,331,474	3.500	04/29/26	2,305,245

				27,179,582

Health Care(b) – 1.1%
	Air Methods Corp. (B/B2) (3M LIBOR + 3.500%)
	2,024,802	4.506	04/22/24	1,937,068
	Grifols Worldwide Operations USA, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
	4,580,472	2.457	11/15/27	4,498,023
	Jazz Financing Lux S.a.r.l. (BB-/Ba2) (1M LIBOR + 3.500%)
	20,386,150	4.000	05/05/28	20,291,965
	Option Care Health, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
	4,693,238	3.250	10/27/28	4,642,410
	U.S. Renal Care, Inc. (B-/B2)
	(1M LIBOR + 5.000%)
	9,947,498	5.457	06/26/26	9,089,526
	(1M LIBOR + 5.500%)
	3,726,761	6.500	06/26/26	3,419,303
	Vizient, Inc. (BB/Ba2) (1M LIBOR + 2.000%)
	6,615,260	2.449	05/06/26	6,524,301

				50,402,596

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Health Care – Pharmaceuticals – 0.8%
	Bausch Health Cos., Inc. (BB/Ba2)(b)
	(1M LIBOR + 2.750%)
	$1,915,483	3.207%		11/27/25	$1,896,328
	(1M LIBOR + 3.000%)
	14,768,345	3.457		06/02/25	14,632,919
	Bausch Health Cos., Inc. (BB/Ba3)(c)
	11,000,000	0.000		01/27/27	10,876,250
	Endo Luxembourg Finance Co. I S.a r.l. (B-/B3)(b) (1M LIBOR + 5.000%)
	5,177,444	5.750		03/27/28	4,838,218
	Horizon Therapeutics USA, Inc. (BB+/Ba1)(b) (1M LIBOR + 1.750%)
	3,316,500	2.250		03/15/28	3,279,189

					35,522,904

Health Care – Services – 3.7%
	Accelerated Health Systems LLC (B/B2)(b) (3M SOFR + 4.250%)
	10,425,000	5.160		02/15/29	10,340,349
	Biogroup-LCD (NR/NR)(b)(6M EURIBOR + 3.000%)
EUR	3,875,000	3.000		02/09/28	4,168,833
	Change Healthcare Holdings LLC (B+/B1)(b) (1M LIBOR + 2.500%)
	$2,477,864	3.500		03/01/24	2,461,138
	Electron BidCo Inc. (B/B1)(b) (3M LIBOR + 3.250%)
	7,700,000	3.750		11/01/28	7,606,137
	Envision Healthcare Corp. (CCC+/Caa1)(b) (1M LIBOR + 3.750%)
	10,257,026	4.207		10/10/25	6,786,766
	Global Medical Response, Inc. (B/B2)(b)
	(3M LIBOR + 4.250%)
	10,052,231	5.250		10/02/25	9,967,390
	(6M LIBOR + 4.250%)
	8,962,083	5.250		03/14/25	8,891,641
	Help At Home, Inc. (NR/NR) (b) (3M SOFRR + 5.000%)
	2,100,000	6.000		07/01/22	2,068,500
	Help At Home, Inc. (B-/B1)(b) (3M LIBOR + 5.000%)
	14,006,010	6.000		10/29/27	13,795,919
	Iris BidCo GmbH (NR/NR)(b) (3M EURIBOR + 5.000%)
EUR	3,850,000	5.000		06/29/28	4,210,253
	Lonza Group AG (NR/NR) (b) (3M LIBOR + 4.000%)
	$12,900,367	4.750		06/30/22	12,561,732
	Matrix Medical Network of Arizona LLC (B/B2)(b)(d) (1M LIBOR + 4.500%)
	3,028,269	5.207		02/17/25	2,574,028
	MedRisk, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
	4,726,250	4.500		05/10/28	4,678,988
	Napa Management Services Corp. (NR/NR)(b) (3M SOFR + 5.250%)
	6,700,000	6.149		02/23/29	6,599,500
	Onex TSG Intermediate Corp. (B/B2)(b) (1M LIBOR + 4.750%)
	4,848,501	5.500		02/28/28	4,800,016
	RegionalCare Hospital Partners Holdings, Inc. (B/B1)(b) (1M LIBOR + 3.750%)
	20,849,810	4.197		11/16/25	20,704,278
	Sedgwick Claims Management Services, Inc. (B/B2)(b)
	(1M LIBOR + 3.250%)
	13,955,011	3.707		12/31/25	13,798,017

Bank Loans(a) – (continued)
Health Care – Services – (continued)
	Sedgwick Claims Management Services, Inc. (B/B2)(b) – (continued)
	(1M LIBOR + 3.750%)
	2,984,655	4.207		09/03/26	2,961,345
	(1M LIBOR + 4.250%)
	266,750	5.250		09/03/26	264,816
	Summit Behavioral Healthcare LLC (B-/B2)(b)(d) (3M LIBOR + 4.750%)
	7,300,000	5.500		11/24/28	7,081,000
	Summit Behavioral Healthcare LLC (CCC/Caa2)(b)(d) (3M LIBOR + 7.750%)
	3,800,000	8.500		11/26/29	3,610,000
	US Radiology Specialists, Inc. (B-/WR)(b) (3M LIBOR + 5.250%)
	11,346,563	6.256		12/15/27	11,296,978
	WP CityMD Bidco LLC (B/NR)(b) (6M LIBOR + 3.250%)
	11,374,734	3.750		12/22/28	11,300,116

					172,527,740

Health Care Products(b) – 0.5%
	Insulet Corp. (B+/Ba3) (1M LIBOR + 3.250%)
	9,428,750	3.750		05/04/28	9,358,035
	Medline Borrower, LP (B+/B1) (1M LIBOR + 3.250%)
	3,000,000	3.750		10/23/28	2,968,500
	Sotera Health Holdings, LLC (BB-/B1) (3M LIBOR + 2.750%)
	13,275,000	3.250		12/11/26	13,086,893

					25,413,428

Home Construction(b) – 1.6%
	Core & Main LP (B+/Ba3) (1M LIBOR + 2.500%)
	13,276,464	2.947		07/27/28	13,143,700
	Foundation Building Materials Holding Co. LLC (B/B2) (3M LIBOR + 3.250%)
	11,396,187	3.750		02/03/28	11,182,508
	KREF Holdings X LLC (BB-/Ba2) (3M LIBOR + 3.500%)
	2,331,892	4.000		09/01/27	2,308,573
	MI Windows & Doors LLC (BB/Ba3) (1M LIBOR + 3.500%)
	4,246,868	4.000		12/18/27	4,190,257
	Packers Holdings LLC (B-/B2) (3M LIBOR + 3.250%)
	19,745,194	4.000		03/09/28	19,424,335
	Park River Holdings, Inc. (B-/B1) (3M LIBOR + 3.250%)
	4,116,561	4.217		12/28/27	4,020,275
	Petmate (B-/B3) (1M LIBOR + 5.500%)
	2,194,500	6.506		09/15/28	2,119,514
	SRS Distribution, Inc. (B-/B2) (3M LIBOR + 3.500%)
	16,815,625	4.000		06/02/28	16,591,473

					72,980,635

Household Products(b) – 0.1%
	Knight Health Holdings LLC (NR/NR) (1M LIBOR + 5.250%)
	5,112,188	5.750		12/23/28	4,632,920

Insurance – 1.8%
	Acrisure LLC (B/B2)(b) (1M LIBOR + 3.500%)
	20,635,041	3.957		02/15/27	20,308,388
	Alliant Holdings Intermediate, LLC (B/B2)
	2,992,481	0.000	(c)	11/06/27	2,969,619
	(1M LIBOR + 3.250%)
	4,729,866	3.707	(b)	05/09/25	4,674,669
	(1M LIBOR + 3.250%)
	7,668,570	3.707	(b)	05/09/25	7,575,473

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Insurance – (continued)
	AssuredPartners, Inc. (B/B2)(b)
	(1M LIBOR + 3.500%)
	$12,291,317	3.957%	02/12/27	$12,125,384
	(1M LIBOR + 3.500%)
	5,981,172	4.000	02/12/27	5,902,699
	Baldwin Risk Partners LLC (B/B2)(b) (1M LIBOR + 3.500%)
	3,255,039	4.000	10/14/27	3,222,489
	Hyperion Insurance Group Ltd. (B/B2)(b)
	(1M EURIBOR + 3.500%)
EUR	721,348	3.500	11/12/27	786,268
	(1M LIBOR + 3.250%)
	$6,915,302	4.000	11/12/27	6,830,313
	Ryan Specialty Group LLC (BB-/B1)(b) (1M LIBOR + 3.000%)
	4,441,365	3.750	09/01/27	4,404,368
	Siaci Saint Honore (NR/NR)(b) (1M EURIBOR + 4.000%)
EUR	3,200,000	4.000	11/16/28	3,518,617
	USI, Inc. (B/B2)(b)
	(3M LIBOR + 3.000%)
	$9,403,066	4.006	05/16/24	9,332,355
	(3M LIBOR + 3.250%)
	1,984,796	4.256	12/02/26	1,966,596

				83,617,238

Life Insurance(b) – 0.2%
	OneDigital Borrower LLC (B/B3) (1M SOFR + 4.250%)
	9,342,355	4.750	11/16/27	9,266,495

Lodging(b) – 0.2%
	Four Seasons Hotels Ltd. (BB+/Ba3) (1M LIBOR + 2.000%)
	1,924,675	2.457	11/30/23	1,916,553
	Hilton Grand Vacations Borrower LLC (BB+/Ba1) (1M LIBOR + 3.000%)
	9,626,625	3.500	08/02/28	9,559,239

				11,475,792

Machinery – 0.8%
	Cimpress PLC (BB/Ba3)(b) (1M LIBOR + 3.500%)
	8,783,625	4.000	05/17/28	8,679,363
	Clark Equipment Co. (BB/Ba3)(b) (3M LIBOR + 2.250%)
	990,000	3.256	05/18/24	986,129
	Shape Technologies Group, Inc. (CCC+/Caa1)(b) (1M LIBOR + 3.000%)
	2,832,576	3.457	04/21/25	2,649,649
	SPX Flow, Inc. (NR/NR) (b) (1M LIBOR + 4.500%)
	7,875,000	5.000	04/29/22	7,664,974
	Standard Industries, Inc. (BBB-/Baa3)(b) (6M LIBOR + 2.500%)
	9,455,061	3.788	09/22/28	9,426,696
	Star US Bidco LLC (B-/B3)(b) (1M LIBOR + 4.250%)
	7,245,970	5.250	03/17/27	7,152,352

				36,559,163

Media(b) – 0.2%
	Diamond Sports Group, LLC (B/B2) (1M SOFR + 8.000%)
	1,163,531	9.000	05/26/26	1,178,238
	Diamond Sports Group, LLC (CCC+/Caa2) (3M SOFR + 3.250%)
	2,707,472	3.656	08/24/26	915,478

Bank Loans(a) – (continued)
Media(b) – (continued)
	Zacapa, LLC (B-/B2) (3M SOFR + 4.250%)
	8,393,666	4.766	03/22/29	8,328,615

				10,422,331

Media – Cable(b) – 2.3%
	Altice Financing SA (NR/NR) (3M EURIBOR + 2.750%)
EUR	1,997,041	2.750	01/31/26	2,112,573
	Altice Financing SA (B/B2)
	(3M LIBOR + 2.750%)
	$8,887,761	2.991	07/15/25	8,643,347
	(3M LIBOR + 2.750%)
	3,976,758	2.989	01/31/26	3,825,402
	Altice France SA (B/B2) (3M LIBOR + 3.688%)
	4,378,178	3.927	01/31/26	4,272,839
	Charter Communications Operating LLC (BBB-/Ba1) (1M LIBOR + 1.750%)
	1,280,303	2.210	02/01/27	1,268,217
	Cogeco Communications Finance (USA), LP (BB/B1) (1M LIBOR + 2.000%)
	5,476,797	2.457	01/03/25	5,420,496
	Cogeco Financing 2 LP (BB/B1) (1M LIBOR + 2.500%)
	9,800,000	3.000	09/01/28	9,717,778
	CSC Holdings LLC (BB/Ba3)
	(1M LIBOR + 2.250%)
	9,859,156	2.647	07/17/25	9,680,508
	(1M LIBOR + 2.500%)
	14,690,635	2.897	04/15/27	14,411,513
	DirecTV Financing LLC (BB/Ba3) (1M LIBOR + 5.000%)
	13,976,340	5.750	08/02/27	13,945,452
	Univision Communications Inc. (B+/B1) (1M LIBOR + 3.250%)
	1,883,595	4.000	03/15/26	1,870,259
	UPC Financing Partnership (BB-/B1) (3M LIBOR + 3.000%)
	4,300,000	3.397	01/31/29	4,237,306
	Virgin Media Bristol LLC (BB-/Ba3)
	(1M LIBOR + 3.250%)
	11,575,000	3.647	01/31/29	11,495,480
	(3M LIBOR + 2.500%)
	10,583,080	2.897	01/31/28	10,439,256
	Ziggo Financing Partnership (B+/B1) (3M LIBOR + 2.500%)
	6,500,000	2.897	04/30/28	6,395,415

				107,735,841

Media – Non Cable – 3.4%
	Allen Media LLC (NR/Ba3)(b) (3M LIBOR + 5.500%)
	10,912,229	6.301	02/10/27	10,805,835
	Clear Channel Outdoor Holdings, Inc. (B/B1)(b) (3M LIBOR + 3.500%)
	9,174,365	3.799	08/21/26	9,009,227
	CMG Media Corp. (B+/B1)(b) (1M LIBOR + 3.500%)
	16,514,285	3.957	12/17/26	16,243,286
	Cumulus Media New Holdings, Inc. (B/B2)(b) (6M LIBOR + 3.750%)
	11,672,543	4.750	03/31/26	11,614,180
	Entercom Media Corp. (BB-/Ba3)(b) (1M LIBOR + 2.500%)
	2,321,934	2.947	11/18/24	2,277,817
	Getty Images, Inc. (B-/B2)(b) (3M LIBOR + 4.500%)
	18,909,630	5.063	02/19/26	18,756,084

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Media – Non Cable – (continued)
	Gray Television, Inc. (BB/Ba2)(b)
	(1M LIBOR + 2.500%)
	$4,650,000	2.955%		01/02/26	$4,609,313
	(1M LIBOR + 3.000%)
	6,384,000	3.455		12/01/28	6,345,249
	Hubbard Radio LLC (B/B2)(b) (1M LIBOR + 4.250%)
	12,266,231	5.250		03/28/25	12,158,901
	iHeartCommunications, Inc. (BB-/B1)(b)
	(1M LIBOR + 3.000%)
	12,683,982	3.457		05/01/26	12,590,501
	(1M LIBOR + 3.250%)
	6,777,591	3.750		05/01/26	6,731,029
	Lions Gate Capital Holdings LLC (BB-/Ba2)(b) (1M LIBOR + 2.250%)
	6,756,546	2.707		03/24/25	6,651,009
	Mission Broadcasting, Inc. (BBB-/Ba2)(b) (1M LIBOR + 2.500%)
	2,878,250	2.955		06/02/28	2,839,883
	NEP/NCP Holdco, Inc. (B/B3)(b) (1M LIBOR + 3.250%)
	2,783,636	3.699		10/20/25	2,729,355
	NEP/NCP Holdco, Inc. (CCC/Caa2)(b) (1M LIBOR + 7.000%)
	3,200,000	7.457		10/19/26	3,080,800
	Nexstar Broadcasting, Inc. (BBB-/Ba2)(b) (1M LIBOR + 2.500%)
	3,855,424	2.955		09/18/26	3,836,841
	Prometric Holdings, Inc. (B-/B2)(b) (1M LIBOR + 3.000%)
	4,743,986	4.000		01/29/25	4,649,107
	Red Ventures LLC (B+/B1)(b) (1M LIBOR + 3.500%)
	2,789,688	4.250		11/08/24	2,759,475
	Taboola.com Ltd (NR/NR)(b) (3M LIBOR + 4.000%)
	8,059,500	4.500		09/01/28	7,999,054
	The E.W. Scripps Co. (BB/Ba3)(b) (1M LIBOR + 3.000%)
	3,843,061	3.750		01/07/28	3,812,432
	Voyage Digital (NZ) Ltd. (NR/NR)(c)(d)
	10,200,000	0.000		03/03/29	9,996,000

					159,495,378

Metals & Mining – 0.6%
	Atkore International, Inc. (BB+/Ba1)(b) (3M LIBOR + 2.000%)
	7,369,875	2.563		05/26/28	7,259,327
	Grinding Media, Inc. (B/B2)(b) (3M LIBOR + 4.000%)
	5,746,125	4.796		10/12/28	5,681,481
	PMHC II, Inc. (NR/NR)(c)
	15,000,000	0.000		02/01/29	14,281,200
	U.S. Silica Co. (B-/B3)(b) (1M LIBOR + 4.000%)
	1,518,371	5.000		05/01/25	1,489,583

					28,711,591

Non Captive(b) – 0.5%
	Claros Mortgage Trust, Inc. (B+/Ba3)(d) (1M SOFR + 4.500%)
	2,785,893	5.000		08/09/26	2,771,963
	HUB International Ltd. (B/B2)
	(3M LIBOR + 3.000%)
	11,061,214	3.267		04/25/25	10,924,055
	(3M LIBOR + 3.250%)
	5,977,311	4.000		04/25/25	5,933,856
	NFP Corp. (B/B1) (1M LIBOR + 3.250%)
	5,612,965	3.707		02/15/27	5,504,242

					25,134,116

Bank Loans(a) – (continued)
Oil Field Services(b) – 0.1%
	Apergy Corp. (BBB-/Ba2) (3M LIBOR + 5.000%)
	5,264,070	6.000		06/03/27	5,272,861

Other(b) – 0.2%
	VFH Parent LLC (NR/NR) (1M SOFR + 3.000%)
	8,000,000	3.500		01/13/29	7,910,000

Packaging – 3.4%
	Altium Packaging LLC (B+/B2)(b) (1M LIBOR + 2.750%)
	12,353,951	3.250		02/03/28	11,887,589
	Berlin Packaging LLC (B-/B2)(b) (3M LIBOR + 3.250%)
	8,957,313	4.256		03/11/28	8,780,405
	BWAY Holding Co. (B-/B3)(b) (1M LIBOR + 3.250%)
	5,438,965	3.705		04/03/24	5,355,096
	Canister International Group, Inc. (B/B2)(b) (1M LIBOR + 4.750%)
	3,344,823	5.207		12/21/26	3,319,736
	Charter NEX US, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
	18,397,289	4.500		12/01/27	18,282,306
	Clydesdale Acquisition Holdings, Inc. (B/B2)(c)
	19,975,000	0.000		03/30/29	19,642,017
	Flex Acquisition Co., Inc. (B/B2)(b)
	(3M LIBOR + 3.000%)
	8,865,247	3.455		06/29/25	8,843,704
	(3M LIBOR + 3.500%)
	10,134,119	4.000		03/02/28	10,107,973
	Klockner-Pentaplast of America, Inc. (B/B2)(b)(6M LIBOR + 4.750%)
	12,747,185	5.554		02/12/26	11,576,101
	KP Germany Erste GmbH (B/B2)(b)(6M EURIBOR + 4.750%)
EUR	3,425,000	4.750		02/12/26	3,404,104
	LABL, Inc. (B-/B2)(b) (1M LIBOR + 5.000%)
	$14,264,250	5.500		10/29/28	14,052,854
	Pretium PKG Holdings, Inc. (B-/B2)(b) (3M LIBOR + 4.000%)
	5,561,063	4.500		10/02/28	5,393,230
	Pro Mach Group, Inc. (B-/B1)(b) (3M LIBOR + 4.000%)
	4,457,056	5.000		08/31/28	4,432,364
	Reynolds Consumer Products, Inc. (BBB-/Ba1)(b) (1M LIBOR + 1.750%)
	2,576,364	2.207		02/04/27	2,530,350
	Reynolds Group Holdings, Inc. (B+/B1)(b)
	(1M LIBOR + 3.250%)
	5,124,945	3.707		02/05/26	4,985,086
	(1M LIBOR + 3.500%)
	2,363,125	4.000		09/20/28	2,299,321
	Saverglass Ltd. (NR/NR)(c)
EUR	3,075,000	0.000		01/19/29	3,350,692
	Tosca Services LLC (B/B2)(b) (1M LIBOR + 3.500%)
	$13,826,764	4.250		08/18/27	13,481,095
	TricorBraun Holdings, Inc. (B-/B2)(b) (1M LIBOR + 3.250%)
	8,418,688	3.750		03/03/28	8,195,340

					159,919,363

Paper(b) – 0.4%
	Clearwater Paper Corp. (BB+/Ba1) (3M LIBOR + 3.000%)
	1,308,210	3.625		07/26/26	1,298,398
	Plaze, Inc. (B/B3)
	(1M LIBOR + 3.750%)
	2,774,415	4.756	(d)	08/03/26	2,670,375

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Prin cipal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Paper(b) – (continued)
	Plaze, Inc. (B/B3) – (continued)
	(3M LIBOR + 3.500%)
	$3,493,476	4.506%	08/03/26	$3,362,471
	Pregis TopCo Corp. (B-/B2) (1M LIBOR + 4.000%)
	3,880,500	4.500	07/31/26	3,793,189
	Pregis TopCo Corp. (B-/B2) (1M LIBOR + 4.000%)
	9,455,655	4.457	07/31/26	9,242,903

				20,367,336

Pharmaceuticals(b) – 0.7%
	Gainwell Acquisition Corp. (B+/B2) (3M LIBOR + 4.000%)
	14,502,834	5.006	10/01/27	14,466,576
	Organon & Co. (BB/Ba2) (3M LIBOR + 3.000%)
	15,177,500	3.563	06/02/28	15,082,641
	Sunshine Luxembourg VII S.a.r.l. (B-/B2) (3M LIBOR + 3.750%)
	3,672,941	4.756	10/01/26	3,645,394

				33,194,611

Pipelines(b) – 0.5%
	BCP Raptor LLC (B/B2) (1M LIBOR + 4.250%)
	1,507,100	5.250	06/24/24	1,502,518
	BCP Raptor LLC (B-/B2) (1M LIBOR + 4.750%)
	2,150,951	5.207	11/03/25	2,144,499
	Centurion Pipeline Co. LLC (BB/B1)
	(1M LIBOR + 3.250%)
	2,198,804	3.707	09/29/25	2,159,401
	(1M LIBOR + 4.000%)
	3,535,449	4.457	09/28/25	3,473,579
	ITT Holdings LLC (BB/Ba2) (1M LIBOR + 2.750%)
	6,318,250	3.250	07/10/28	6,223,476
	NorthRiver Midstream Finance LP (BB/Ba3) (3M LIBOR + 3.250%)
	4,506,130	4.217	10/01/25	4,463,908
	Prairie ECI Acquiror LP (B/B3) (1M LIBOR + 4.750%)
	3,079,942	5.207	03/11/26	3,002,944

				22,970,325

Pipelines(b) – 0.1%
	Waterbridge Midstream Operating LLC (CCC+/B3) (6M LIBOR + 5.750%)
	4,088,631	6.750	06/22/26	3,935,307
	Waterlogic Holdings Limited (B/B3) (3M LIBOR + 4.750%)
	2,985,000	5.756	08/04/28	2,972,552

				6,907,859

Railroads(b) – 0.1%
	Genesee & Wyoming, Inc. (BB+/Ba2) (3M LIBOR + 2.000%)
	2,536,181	3.006	12/30/26	2,505,265

Real Estate Investment Trust(b) – 0.2%
	Forest City Enterprises LP (B+/B2) (1M LIBOR + 3.500%)
	7,971,289	3.957	12/08/25	7,907,200

Real Estate Investment Trust(b) – 0.1%
	Brookfield Property REIT, Inc. (BB+/B1) (1M LIBOR + 2.500%)
	4,586,904	2.957	08/27/25	4,467,232

Refining(b) – 0.3%
	Delek US Holdings, Inc. (BB/B1) (1M LIBOR + 2.250%)
	13,366,599	2.707	03/31/25	12,984,715

Bank Loans(a) – (continued)
Restaurants(b) – 0.9%
	1011778 B.C. Unlimited Liability Co. (BB+/Ba2) (1M LIBOR + 1.750%)
	16,422,614	2.207	11/19/26	16,049,656
	IRB Holding Corp. (B+/B2) (1 Week LIBOR + 3.000%)
	17,543,368	3.750	12/15/27	17,426,354
	IRB Holding Corp. (B+/B2) (1M LIBOR + 2.750%)
	8,672,276	3.756	02/05/25	8,596,394

				42,072,404

Retailers(b) – 2.3%
	AppLovin Corp. (BB-/Ba3) (1M LIBOR + 3.000%)
	13,930,000	3.500	10/25/28	13,802,262
	AppLovin Corp. (BB-/Ba3) (1M LIBOR + 3.250%)
	10,497,607	3.707	08/15/25	10,425,488
	BCPE Empire Holdings, Inc. (B-/B2)
	(1M LIBOR + 4.000%)
	11,067,751	4.457	06/11/26	10,892,548
	(1M LIBOR + 4.000%)
	5,021,269	4.500	06/11/26	4,945,950
	CNT Holdings I Corp (CCC+/Caa2) (3M LIBOR + 6.750%)
	525,000	7.500	11/06/28	523,252
	CNT Holdings I Corp. (B/B2) (3M LIBOR + 3.500%)
	8,415,000	4.250	11/08/27	8,360,639
	EG America LLC (B-/B3) (3M LIBOR + 4.000%)
	8,819,962	4.996	02/07/25	8,662,438
	EG Group Ltd. (B-/B3)
	(3M LIBOR + 4.000%)
	3,013,781	5.006	02/07/25	2,959,954
	(3M LIBOR + 4.250%)
	7,272,227	5.246	03/31/26	7,154,053
	OEConnection LLC (B-/B2) (1M LIBOR + 4.000%)
	7,883,089	6.500	09/25/26	7,741,824
	Shutterfly, Inc. (B-/B2) (3M LIBOR + 5.000%)
	11,632,750	5.750	09/25/26	10,638,150
	Staples, Inc. (B/B3) (3M LIBOR + 5.000%)
	16,360,349	5.317	04/16/26	15,428,137
	TruGreen LP (B/B1) (1M LIBOR + 4.000%)
	2,863,750	4.750	11/02/27	2,843,475
	TruGreen LP (CCC+/Caa1) (3M LIBOR + 8.500%)
	2,200,000	9.506	11/02/28	2,205,500

				106,583,670

Retailing(b) – 0.9%
	Constellation Automotive Limited (NR/NR)
	(3M LIBOR + 7.500%)
GBP	700,000	8.054	07/30/29	906,911
	(6M EURIBOR + 4.000%)
EUR	2,800,000	4.000	07/28/28	3,052,214
	Great Outdoors Group LLC (BB-/B1) (1M LIBOR + 3.750%)
	$4,922,774	4.500	03/06/28	4,898,160
	Harbor Freight Tools USA, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
	9,421,452	3.250	10/19/27	9,209,469
	New Era Cap LLC (BB-/B2)(6M LIBOR + 6.000%)
	9,750,000	6.750	07/13/27	9,652,500
	Restoration Hardware, Inc. (BB/Ba2) (1M LIBOR + 2.500%)
	13,251,455	3.000	10/20/28	12,988,811

				40,708,065

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Technology – 1.8%
Allegro Microsystems, Inc. (BB/B1)(b) (1M LIBOR + 3.750%)
$150,000	4.250%	09/30/27	$148,500
Aston Finance Co. S.a.r.l. (B-/B2)(b) (1M LIBOR + 4.250%)
5,512,377	4.707	10/09/26	5,451,520
Flexera Software LLC (B-/B1)(b) (3M LIBOR + 3.750%)
4,228,987	4.500	03/03/28	4,172,361
ICON Luxembourg S.a.r.l. (BB+/Ba1)(b)
(3M LIBOR + 2.250%)
3,317,448	3.313	07/03/28	3,298,804
(3M LIBOR + 2.250%)
13,315,030	3.313	07/03/28	13,240,200
Ingram Micro, Inc. (BB-/B1)(b) (3M LIBOR + 3.500%)
15,399,324	4.506	06/30/28	15,249,181
Presidio Holdings, Inc. (B/B1)(b) (1M LIBOR + 3.500%)
5,920,101	3.800	01/22/27	5,875,700
Renaissance Holding Corp. (B-/B2)(b) (1M LIBOR + 4.500%)
3,475,000	5.000	05/02/22	3,453,281
(1M LIBOR + 3.250%)
4,261,179	3.707	05/30/25	4,205,272
Renaissance Holding Corp. (CCC/Caa2)(b) (1M LIBOR + 7.000%)
3,200,000	7.457	05/29/26	3,164,000
Syncsort Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
3,175,000	8.000	04/23/29	3,113,088
Uber Technologies, Inc. (B+/Ba3)(b)
(1M LIBOR + 3.500%)
11,924,283	3.957	04/04/25	11,888,033
(1M LIBOR + 3.500%)
6,767,399	3.957	02/25/27	6,733,562
Ultra Clean Holdings, Inc. (B+/B1)(b) (1M LIBOR + 3.750%)
6,974,280	4.207	08/27/25	6,948,127

			86,941,629

Technology – Hardware – 0.5%
Altar Bidco, Inc. (B/B1)(c)
6,900,000	0.000	02/01/29	6,798,639
CommScope, Inc. (B/Ba3)(b) (1M LIBOR + 3.250%)
6,407,789	3.707	04/06/26	6,228,884
ON Semiconductor Corp. (BB+/Baa3)(b) (1M LIBOR + 2.000%)
5,008,506	2.457	09/19/26	4,997,236
Synaptics Incorporated (BB-/Ba1)(b) (3M LIBOR + 2.250%)
3,084,500	2.750	12/02/28	3,068,121
TTM Technologies, Inc. (BB+/Ba1)(b) (1M LIBOR + 2.500%)
2,000,000	2.955	09/28/24	1,982,500

			23,075,380

Technology – Software – 7.6%
Ahead Data Blue LLC (NR/B1)(b) (3M LIBOR + 3.750%)
7,537,269	4.756	10/18/27	7,450,590
Apttus Corp. (B-/B3)(b) (3M LIBOR + 4.250%)
6,849,540	5.000	05/08/28	6,820,978
Aspect Software, Inc. (B-/B2)(b) (3M LIBOR + 5.250%)
4,540,688	6.000	05/08/28	4,397,383
Aspect Software, Inc. (CCC+/Caa2)(b)(d) (3M LIBOR + 9.000%)
1,225,000	9.750	05/07/29	1,176,000
Athenahealth, Inc. (B-/B2)(b) (1M SOFR + 3.500%)
4,275,362	4.000	02/15/29	4,222,989

Bank Loans(a) – (continued)
Technology – Software – (continued)
Banff Merger Sub, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
7,372,921	4.207	10/02/25	7,322,269
Bracket Intermediate Holding Corp. (B-/B2)(b) (3M LIBOR + 4.250%)
11,331,523	5.219	09/05/25	11,213,448
Camelot U.S. Acquisition 1 Co. (B/B1)(b)
(1M LIBOR + 3.000%)
15,204,488	3.457	10/30/26	15,020,817
(1M LIBOR + 3.000%)
5,667,828	4.000	10/30/26	5,607,636
Castle US Holding Corp. (B-/B3)(b) (3M LIBOR + 3.750%)
10,094,973	4.207	01/29/27	9,743,264
CentralSquare Technologies LLC (B-/Caa1)(b) (3M LIBOR + 3.750%)
15,842,016	4.756	08/29/25	14,843,018
Ceridian HCM Holding, Inc. (B+/B1)(b) (1M LIBOR + 2.500%)
10,707,399	2.957	04/30/25	10,550,108
Cloudera, Inc. (B-/B2)(b) (1M LIBOR + 3.750%)
8,000,000	4.250	10/08/28	7,890,000
Cloudera, Inc. (CCC/Caa2)(b) (1M LIBOR + 6.000%)
3,175,000	6.500	10/08/29	3,119,437
ConnectWise LLC (NR/B2)(b) (1M LIBOR + 3.500%)
7,680,750	4.000	09/29/28	7,619,304
Emerald TopCo, Inc. (B-/B2)(b) (3M LIBOR + 3.500%)
3,432,343	3.799	07/24/26	3,382,471
Epicor Software Corp. (B-/B2)(b) (1M LIBOR + 3.250%)
6,793,778	4.000	07/30/27	6,731,886
Epicor Software Corp. (CCC/Caa2)(b) (1M LIBOR + 7.750%)
200,000	8.750	07/31/28	203,750
Eta Australia Holdings III Pty Ltd. (B-/B3)(b) (1M LIBOR + 4.000%)
7,985,416	4.457	05/06/26	7,905,562
Finastra USA, Inc. (B-/B2)(b) (3M LIBOR + 3.500%)
2,341,480	4.500	06/13/24	2,309,027
Finastra USA, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
1,625,000	8.250	06/13/25	1,595,799
Genuine Financial Holdings LLC (B/B2)(b) (1M LIBOR + 3.750%)
3,559,918	4.207	07/11/25	3,513,497
Grab Holdings, Inc. (B-/B2)(b) (6M LIBOR + 4.500%)
19,916,444	5.500	01/29/26	19,418,533
Greeneden U.S. Holdings II LLC (B-/B3)(b) (1M LIBOR + 4.000%)
10,430,000	4.750	12/01/27	10,403,925
Howden Group Holdings Ltd. (NR/NR)(c)
575,000	0.000	11/12/27	567,991
Hyland Software, Inc. (B-/B1)(b) (1M LIBOR + 3.500%)
3,216,605	4.250	07/01/24	3,195,986
Hyland Software, Inc. (CCC/Caa1)(b) (1M LIBOR + 6.250%)
2,016,000	7.000	07/07/25	1,990,800
Idera, Inc. (B-/B2)(b) (3M LIBOR + 3.500%)
7,981,548	4.500	03/02/28	7,825,908
Idera, Inc. (CCC/Caa2)(b) (1M LIBOR + 6.750%)
3,415,000	7.500	03/02/29	3,355,237
ION Trading Finance Limited (B/B3)(b) (1M LIBOR + 4.750%)
5,682,063	5.756	04/03/28	5,629,958

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Technology – Software – (continued)
	ION Trading Technologies S.a.r.l. (B/B3)(b) (3M EURIBOR + 4.250%)
EUR	992,500	4.250%	04/03/28	$1,091,091
	Magenta Buyer LLC (B/B2)(b) (3M LIBOR + 5.000%)
	$8,877,750	5.750	07/27/28	8,795,631
	Magenta Buyer LLC (CCC+/Caa2)(b) (3M LIBOR + 8.250%)
	1,300,000	9.000	07/27/29	1,285,375
	Marcel LUX IV S.a.r.l. (BB-/B1)(b) (1M LIBOR + 3.250%)
	9,358,832	3.707	03/15/26	9,265,244
	Panther Commercial Holdings LP (B-/B3)(b) (3M LIBOR + 4.500%)
	4,714,375	5.000	01/07/28	4,676,094
	Peraton Corp. (NR/NR)(b) (1M LIBOR + 7.750%)
	5,436,527	8.500	02/01/29	5,383,521
	Peraton Corp. (B+/B1)(b) (1M LIBOR + 3.750%)
	24,106,838	4.500	02/01/28	23,903,376
	Project Boost Purchaser LLC (B-/B2)(b) (1M LIBOR + 3.500%)
	8,665,072	3.957	06/01/26	8,560,831
	QBS Parent, Inc. (B/B2)(b) (3M LIBOR + 4.250%)
	4,149,910	5.256	09/22/25	3,989,101
	Redstone Holdco 2 LP (B/B2)(b) (3M LIBOR + 4.750%)
	4,104,375	5.500	04/27/28	4,001,766
	Redstone Holdco 2 LP (B-/Caa2)(b) (3M LIBOR + 7.750%)
	2,150,000	8.500	04/27/29	1,956,500
	Rocket Software, Inc. (B-/B2)(b) (1M LIBOR + 4.250%)
	1,922,537	4.707	11/28/25	1,894,007
	Seattle SpinCo, Inc. (BB-/B1)(b) (1M LIBOR + 2.750%)
	1,538,023	3.207	06/21/24	1,514,953
	Severin Acquisition LLC (B-/B2)(b) (1M LIBOR + 3.000%)
	14,401,808	3.455	08/01/25	14,216,600
	SS&C Holdings Europe S.a.r.l. (BB+/Ba2)(b) (1M LIBOR + 1.750%)
	1,218,470	2.207	04/16/25	1,198,097
	SS&C Technologies, Inc. (BB+/Ba2)(b) (1M LIBOR + 1.750%)
	1,500,987	2.207	04/16/25	1,475,890
	The Dun & Bradstreet Corp. (B+/B1) (b) (1M LIBOR + 3.250%)
	4,250,000	3.560	04/27/22	4,207,500
	The Dun & Bradstreet Corp. (B+/B1)(b) (1M LIBOR + 3.250%)
	15,107,204	3.697	02/06/26	14,947,975
	The Ultimate Software Group, Inc. (B-/B1)(b)
	(3M LIBOR + 3.250%)
	10,618,062	4.212	05/04/26	10,521,544
	(3M LIBOR + 3.750%)
	4,826,250	4.756	05/04/26	4,803,036
	Tibco Software, Inc. (B-/B2)(b) (1M LIBOR + 3.750%)
	6,153,157	4.210	06/30/26	6,114,700
	Travelport Finance (Luxembourg) S.a.r.l. (B-/B3)(b) (1M LIBOR + 1.500%)
	3,195,238	2.500	02/28/25	3,307,519
	Travelport Finance (Luxembourg) S.a.r.l. (CCC-/Caa3)(b) (3M LIBOR + 5.000%)
	1,220,983	6.006	05/29/26	1,077,518
	Upland Software, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
	5,404,783	4.207	08/06/26	5,310,199
	VS Buyer LLC (B/B1)(b) (1M LIBOR + 3.000%)
	6,860,073	3.457	02/28/27	6,785,779

Bank Loans(a) – (continued)
Technology – Software – (continued)
	Zelis Healthcare Corp. (B/B2)(b) (1M LIBOR + 3.500%)
	9,150,701	3.955	09/30/26	9,047,755
	ZoomInfo LLC (BB+/Ba1)(b) (1M LIBOR + 3.000%)
	4,716,243	3.457	02/02/26	4,692,662

				359,051,835

Technology – Software/Services – 2.8%
	ConvergeOne Holdings, Inc. (B-/B2)(b) (1M LIBOR + 5.000%)
	4,886,316	5.457	01/04/26	4,662,376
	DCert Buyer, Inc. (NR/NR)(b) (1M LIBOR + 7.000%)
	1,700,000	7.457	02/19/29	1,676,625
	DCert Buyer, Inc. (B-/B2)(b) (1M LIBOR + 4.000%)
	14,182,979	4.457	10/16/26	14,062,850
	Electronics for Imaging, Inc. (B-/B3)(b) (1M LIBOR + 5.000%)
	1,361,384	5.457	07/23/26	1,323,442
	Entegris, Inc. (NR/NR)(c)
	17,125,000	0.000	03/02/29	17,067,974
	II-VI Incorporated (NR/NR)(c)
	13,300,000	0.000	12/01/28	13,200,250
	Loyalty Ventures, Inc. (BB-/B1)(b) (1M LIBOR + 4.500%)
	10,082,344	5.000	11/03/27	9,821,917
	McAfee LLC (NR/NR)(b)(SOFR90A + 4.000%)
	17,125,000	4.500	03/01/29	16,975,156
	NortonLifeLock, Inc. (NR/NR)(c)
	10,450,000	0.000	01/28/29	10,310,701
	Park Place Technologies LLC (B-/B2)(b) (1M LIBOR + 5.000%)
	4,851,000	6.000	11/10/27	4,814,618
	Physician Partners LLC (NR/NR)(b) (1M SOFR + 4.000%)
	11,400,000	4.500	12/26/28	11,271,750
	Press Ganey Holdings, Inc. (B-/B2)(c)
	7,000,000	0.000	07/24/26	6,912,500
	2,779,000	0.000	07/24/26	2,751,210
	Virtusa Corp. (B/B2)(b) (1M LIBOR + 3.750%)
	16,295,500	4.500	02/11/28	16,132,545

				130,983,914

Telecommunication Services – 3.6%
	Adevinta ASA (NR/NR) (b) (3M LIBOR + 2.750%)
	6,553,742	3.500	06/30/22	6,445,867
	(3M EURIBOR+ 3.000%)
EUR	7,755,000	3.000	06/30/22	8,474,647
	Buzz Merger Sub Ltd. (B/B1)(b)
	(1M LIBOR + 2.750%)
	$9,292,762	3.207	01/29/27	9,199,834
	(1M LIBOR + 3.250%)
	267,727	3.750	01/29/27	265,050
	CCI Buyer, Inc. (B-/B1)(b) (3M LIBOR + 4.000%)
	15,116,474	4.750	12/17/27	14,886,552
	CenturyLink, Inc. (BBB-/Ba3)(b) (1M LIBOR + 2.250%)
	5,048,526	2.707	03/15/27	4,908,127
	Connect Finco S.a.r.l. (B+/B1)(b) (1M LIBOR + 3.500%)
	5,322,586	4.500	12/11/26	5,272,021
	Delta TopCo, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
	1,463,938	4.500	12/01/27	1,438,582
	Delta TopCo, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
	575,000	8.000	12/01/28	562,540

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Telecommunication Services – (continued)
	Digicel International Finance Ltd. (NR/Caa1)(b)(6M LIBOR + 3.250%)
	$3,673,493	3.500%	05/28/24	$3,489,819
	Dynatrace LLC (BB+/Ba3)(b) (1M LIBOR + 2.250%)
	7,706,770	2.707	08/22/25	7,583,154
	Endure Digital, Inc. (B/B2)(b) (3M LIBOR + 3.500%)
	15,265,906	4.250	02/10/28	14,807,929
	GoTo Group, Inc. (B/B2)(b) (1M LIBOR + 4.750%)
	10,766,686	5.218	08/31/27	10,554,690
	GTT Communications, Inc. (NR/WR)(b) (3M LIBOR + 3.750%)
	1,465,432	7.250	05/31/25	1,192,349
	Imperva, Inc. (B-/B2)(b) (3M LIBOR + 4.000%)
	9,723,125	5.000	01/12/26	9,591,863
	Intelsat Jackson Holdings S.A. (NR/NR) (b)(6M SOFR + 4.250%)
	23,491,190	4.920	08/01/22	23,072,812
	Ivanti Software, Inc. (NR/B2)(b) (3M LIBOR + 4.250%)
	1,915,375	5.000	12/01/27	1,885,687
	Level 3 Financing, Inc. (BBB-/Ba1)(b) (1M LIBOR + 1.750%)
	3,823,623	2.207	03/01/27	3,748,336
	Mediaocean LLC (B/B2)(b) (1M LIBOR + 3.500%)
	4,300,000	4.000	12/15/28	4,252,700
	MLN US Holding Co. LLC (CCC+/B3)(b) (1M LIBOR + 4.500%)
	2,674,726	4.952	11/30/25	2,566,907
	Numericable Group SA (B/B2)(b) (1M LIBOR + 2.750%)
	4,640,090	3.049	07/31/25	4,524,088
	Project Alpha Intermediate Holding, Inc. (B/B3)(b) (3M LIBOR + 4.000%)
	6,835,986	4.300	04/26/24	6,780,477
	PUG LLC (B-/B3)(b) (1M LIBOR + 3.500%)
	9,099,776	3.957	02/12/27	8,906,406
	SBA Senior Finance II LLC (BB+/Ba3)(b) (1M LIBOR + 1.750%)
	1,604,167	2.210	04/11/25	1,582,558
	Sorenson Communications LLC (B/B2)(b) (3M LIBOR + 5.500%)
	3,285,000	6.250	03/17/26	3,268,575
	team.blue Finco SARL (NR/NR)(b) (3M EURIBOR + 3.750%)
EUR	2,025,000	3.750	03/30/28	2,206,553
	Telesat Canada (B/B1)(b) (1M LIBOR + 2.750%)
	$3,229,677	3.210	12/07/26	2,398,035
	Voyage Australia Pty Ltd. (BB-/B1)(b) (3M LIBOR + 3.500%)
	4,333,237	4.000	07/20/28	4,280,892

				168,147,050

Textiles(b) – 0.4%
	Fanatics Commerce Intermediate Holdco LLC (BB-/Ba3) (1M LIBOR + 3.250%)
	10,194,450	3.750	11/24/28	10,092,506
	New Trojan Parent, Inc. (B/B2) (3M LIBOR + 3.250%)
	6,582,775	3.750	01/06/28	6,360,606
	New Trojan Parent, Inc. (CCC+/Caa2)(d) (1M LIBOR + 7.250%)
	1,100,000	7.750	01/05/29	1,034,000

				17,487,112

Transportation(b) – 1.0%
	Kenan Advantage Group, Inc. (B-/B2) (3M LIBOR + 3.750%)
	9,910,279	4.500	03/24/26	9,746,164
	Kenan Advantage Group, Inc. (CCC/Caa2) (3M LIBOR + 7.250%)
	2,050,000	8.250	09/01/27	1,978,250

Bank Loans(a) – (continued)
Transportation(b) – (continued)
	LaserShip, Inc. (B-/B2) (3M LIBOR + 4.500%)
	18,269,926	5.250	05/07/28	18,155,739
	LaserShip, Inc. (CCC/Caa2)(6M LIBOR + 7.500%)
	10,556,288	8.250	05/07/29	10,490,312
	XPO Logistics, Inc. (BB+/Baa3) (1M LIBOR + 1.750%)
	4,550,000	2.202	02/24/25	4,503,544

				44,874,009

Transportation Services(b) – 0.5%
	Dynasty Acquisition Co., Inc. (B-/B3)
	(3M LIBOR + 3.500%)
	5,088,311	4.506	04/06/26	4,990,768
	(3M LIBOR + 3.500%)
	9,464,258	4.506	04/06/26	9,282,828
	MH Sub I LLC (CCC+/B2)
	(1M LIBOR + 3.500%)
	5,518,958	3.957	09/13/24	5,444,618
	(1M LIBOR + 3.750%)
	3,509,157	4.750	09/13/24	3,465,924
	MH Sub I LLC (CCC+/Caa2) (1M LIBOR + 6.250%)
	600,000	6.707	02/23/29	593,250
	Radar Bidco S.a.r.l. (NR/NR)(6M EURIBOR + 9.000%)
EUR	1,220,237	9.000	12/16/24	1,361,833

				25,139,221

	TOTAL BANK LOANS
	(Cost $4,209,908,802)			$4,136,657,986

Corporate Obligations – 5.8%
Aerospace & Defense(e) – 0.1%
	Spirit AeroSystems, Inc. (CCC+/Caa1)
	$2,790,000	4.600%	06/15/28	$2,594,700
	TransDigm, Inc. (B-/B3)
	1,405,000	4.625	01/15/29	1,310,163
	Triumph Group, Inc. (B/B1)(f)
	438,000	8.875	06/01/24	459,900

				4,364,763

Airlines(f) – 0.0%
	American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba2)
	1,225,000	5.500	04/20/26	1,231,125

Automotive – 0.4%
	Dornoch Debt Merger Sub, Inc. (CCC/Caa1)(e)(f)(g)
	5,970,000	6.625	10/15/29	5,193,900
	Ford Motor Co. (BB+/Ba2)(h)
	1,331,000	0.000	03/15/26	1,573,242
	Ford Motor Credit Co. LLC (BB+/Ba2)(e)
	2,650,000	4.140	02/15/23	2,672,019
	650,000	4.687	06/09/25	652,694
	4,677,000	4.950	05/28/27	4,721,259
	Tenneco, Inc. (B+/Ba3)(e)(f)
	3,510,000	5.125	04/15/29	3,474,900

				18,288,014

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks(e)(f) – 0.1%
	Freedom Mortgage Corp. (B/B2)
	$3,120,000	6.625%	01/15/27	$2,886,000

Biotechnology(e)(f) – 0.0%
	Grifols Escrow Issuer SA (B/B3)
	1,665,000	4.750	10/15/28	1,575,506

Chemicals(e)(f) – 0.4%
	ASP Unifrax Holdings, Inc. (B-/B2)
	865,000	5.250	09/30/28	804,450
	Axalta Coating Systems LLC (BB-/B1)
	888,000	3.375	02/15/29	777,000
	Diamond BC BV (B/Caa1)
	1,055,000	4.625	10/01/29	941,588
	Herens Holdco S.a.r.l. (B/B2)
	4,200,000	4.750	05/15/28	3,780,000
	Illuminate Buyer LLC/Illuminate Holdings IV, Inc. (B-/Caa1)
	553,000	9.000	07/01/28	559,221
	Olympus Water US Holding Corp. (B-/B2)
	5,925,000	4.250	10/01/28	5,376,937
	Polar US Borrower LLC/Schenectady International Group, Inc. (CCC+/Caa2)(g)
	4,260,000	6.750	05/15/26	3,621,000
	Rayonier AM Products, Inc. (B+/B1)
	240,000	7.625	01/15/26	237,600
	The Chemours Co. (BB-/B1)
	1,445,000	5.750	11/15/28	1,394,425
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (B/B2)
	2,795,000	5.125	04/01/29	2,564,413

				20,056,634

Commercial Services(e)(f) – 0.4%
	APX Group, Inc. (CCC/Caa1)
	4,060,000	5.750	07/15/29	3,689,525
	CoreLogic, Inc. (B/B1)
	3,400,000	4.500	05/01/28	3,179,000
	HealthEquity, Inc. (B/B3)
	981,000	4.500	10/01/29	931,950
	MPH Acquisition Holdings LLC (B+/Ba3)
	1,425,000	5.500	09/01/28	1,368,000
	NESCO Holdings II, Inc. (B/B3)
	669,000	5.500	04/15/29	657,293
	Paysafe Finance PLC/Paysafe Holdings US Corp. (B/B1)
	3,450,000	4.000	06/15/29	2,928,187
	Sabre GLBL, Inc. (B/Ba3)
	416,000	9.250	04/15/25	461,240
	The ADT Security Corp. (BB-/Ba3)
	3,802,000	4.125	08/01/29	3,516,850
	Verisure Midholding AB (CCC+/Caa1)
EUR	1,075,000	5.250	02/15/29	1,101,716

				17,833,761

Distribution & Wholesale(e)(f) – 0.1%
	American Builders & Contractors Supply Co, Inc. (B+/B1)
	$1,450,000	3.875	11/15/29	1,352,125
	BCPE Empire Holdings, Inc. (CCC/Caa2)
	1,446,000	7.625	05/01/27	1,362,855

				2,714,980

Corporate Obligations – (continued)
Diversified Financial Services(e)(f) – 0.5%
	Castlelake Aviation Finance DAC (B+/B2)(g)
	5,295,000	5.000	04/15/27	4,725,787
	Jane Street Group/JSG Finance, Inc. (BB-/Ba2)
	3,808,000	4.500	11/15/29	3,598,560
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (BB-/B1)
	1,780,000	5.000	08/15/28	1,706,037
	LD Holdings Group LLC (B+/B2)
	3,205,000	6.125	04/01/28	2,836,425
	LPL Holdings, Inc. (BB/Ba2)
	2,489,000	4.000	03/15/29	2,361,439
	PennyMac Financial Services, Inc. (BB-/Ba3)
	2,330,000	4.250	02/15/29	1,992,150
	United Wholesale Mortgage LLC (NR/Ba3)
	3,330,000	5.500	04/15/29	2,951,213
	VistaJet Malta Finance PLC/XO Management Holding, Inc. (B-/Caa1)(g)
	2,965,000	6.375	02/01/30	2,779,688

				22,951,299

Electrical(e)(f)(g) – 0.1%
	Talen Energy Supply LLC (B/Caa3)
	5,150,000	7.250	05/15/27	4,815,250

Electrical Components & Equipment(e)(f) – 0.1%
	Energizer Holdings, Inc. (B/B2)
	2,555,000	6.500	12/31/27	2,526,256
	3,100,000	4.375	03/31/29	2,697,000

				5,223,256

Electronics(e)(f) – 0.0%
	II-VI, Inc. (B+/B2)
	1,300,000	5.000	12/15/29	1,270,750

Engineering & Construction(e)(f) – 0.0%
	Brundage-Bone Concrete Pumping Holdings, Inc. (B/B3)
	343,000	6.000	02/01/26	330,138
	Great Lakes Dredge & Dock Corp. (B/B2)
	726,000	5.250	06/01/29	695,145

				1,025,283

Entertainment(e)(f) – 0.2%
	Boyne USA, Inc. (B/B1)
	2,615,000	4.750	05/15/29	2,510,400
	Caesars Entertainment, Inc. (CCC+/Caa1)
	2,215,000	4.625	10/15/29	2,065,487
	Lions Gate Capital Holdings LLC (CCC+/B3)(g)
	2,015,000	5.500	04/15/29	1,944,475
	WMG Acquisition Corp. (BB+/Ba3)
	3,000,000	3.750	12/01/29	2,820,000

				9,340,362

Food & Drug Retailing(e)(f) – 0.1%
	Performance Food Group, Inc. (B+/B2)
	1,675,000	4.250	08/01/29	1,520,062
	United Natural Foods, Inc. (B-/B2)
	2,750,000	6.750	10/15/28	2,818,750
	US Foods, Inc. (B+/B3)
	1,605,000	4.625	06/01/30	1,480,613

				5,819,425

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Gaming(e) – 0.0%
	MGM Resorts International (B+/B1)
	$2,281,000	4.750%		10/15/28	$2,201,165

Healthcare Providers & Services(e)(f) – 0.4%
	Catalent Pharma Solutions, Inc. (BB-/B1)
	785,000	3.125		02/15/29	710,425
	1,805,000	3.500	(g)	04/01/30	1,651,575
	CHS/Community Health Systems, Inc. (B/B2)
	5,150,000	5.250		05/15/30	4,956,875
	CHS/Community Health Systems, Inc. (CCC/Caa2)(g)
	1,125,000	6.125		04/01/30	1,046,250
	DaVita, Inc. (B+/Ba3)
	1,420,000	3.750		02/15/31	1,242,500
	Mozart Debt Merger Sub, Inc. (B+/B1)
	10,100,000	3.875		04/01/29	9,342,500

					18,950,125

Insurance(e)(f) – 0.1%
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (B/B2)
	2,500,000	4.250		10/15/27	2,400,000

Internet(e)(f) – 0.2%
	ANGI Group LLC (B+/Ba3)
	1,055,000	3.875		08/15/28	890,156
	Cablevision Lightpath LLC (B+/B1)
	2,469,000	3.875		09/15/27	2,308,515
	Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/Ba3)
	1,942,000	3.500		03/01/29	1,781,785
	Match Group Holdings II LLC (BB/Ba3)
	665,000	3.625		10/01/31	596,838
	Twitter, Inc. (BB+/Ba2)
	5,515,000	5.000		03/01/30	5,473,637

					11,050,931

Investment Companies(e)(f) – 0.0%
	Compass Group Diversified Holdings LLC
	873,000	5.250		04/15/29	821,711

Leisure Time(e)(f) – 0.1%
	Carnival Corp. (B/B2)
	960,000	5.750		03/01/27	910,800
	MajorDrive Holdings IV LLC (CCC+/Caa2)
	2,543,000	6.375		06/01/29	2,260,091
	Royal Caribbean Cruises Ltd. (B/B2)
	1,860,000	5.500		04/01/28	1,776,300

					4,947,191

Lodging(e)(f) – 0.2%
	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc (B/B2)
	3,530,000	5.000		06/01/29	3,371,150
	Marriott Ownership Resorts, Inc. (B+/B1)
	560,000	4.500		06/15/29	527,800
	Travel & Leisure Co. (BB-/Ba3)
	4,332,000	4.500		12/01/29	4,017,930

					7,916,880

Corporate Obligations – (continued)
Media(e) – 0.2%
	Diamond Sports Group LLC/Diamond Sports Finance Co. (CCC+/Caa3)(f)
	2,350,000	5.375		08/15/26	898,875
	Diamond Sports Group LLC/Diamond Sports Finance Co. (CCC-/Ca)(f)
	3,225,000	6.625		08/15/27	661,125
	DISH DBS Corp. (B+/Ba3)(f)
	2,675,000	5.250		12/01/26	2,547,938
	iHeartCommunications, Inc. (B-/Caa1)
	1	8.375		05/01/27	1
	Nexstar Media, Inc. (B+/B2)(f)
	879,000	4.750		11/01/28	851,531
	Scripps Escrow II, Inc. (B/Caa1)(f)
	450,000	5.375		01/15/31	430,875
	Scripps Escrow II, Inc. (BB/Caa1)(f)
	2,765,000	3.875		01/15/29	2,564,538
	Townsquare Media, Inc. (B/B2)(f)
	957,000	6.875		02/01/26	982,121
	Univision Communications, Inc. (B+/B1)(f)
	1,500,000	6.625		06/01/27	1,571,250

					10,508,254

Miscellaneous Manufacturing(e) – 0.0%
	Hillenbrand, Inc. (BB+/Ba1)
	922,000	3.750		03/01/31	843,630

Oil Field Services(e) – 0.2%
	CNX Resources Corp. (BB/B1)(f)
	525,000	6.000		01/15/29	530,250
	Noble Finance Co. (NR/NR)(i)
	(PIK 15.000%, Cash 11.000%)
	36,307	11.000		02/15/28	40,573
	(PIK 15.000%, Cash 11.000%)
	76,081	11.000	(f)	02/15/28	85,020
	Sunoco LP/Sunoco Finance Corp. (BB/Ba3)(f)
	1,425,000	4.500		04/30/30	1,316,344
	Transocean, Inc. (CCC+/Ca)(f)
	3,175,000	7.500		01/15/26	2,730,500
	Transocean, Inc. (CCC+/Caa3)(f)(g)
	2,145,000	11.500		01/30/27	2,230,800

					6,933,487

Packaging(e) – 0.2%
	Kleopatra Finco S.a.r.l. (B/B2)
EUR	1,075,000	4.250	(f)	03/01/26	1,057,976
	2,904,000	4.250		03/01/26	2,858,012
	LABL, Inc. (B-/B2)(f)
	$1,905,000	5.875		11/01/28	1,795,463
	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. (B+/B1)(f)
	2,940,000	4.375		10/15/28	2,708,475

					8,419,926

Pharmaceuticals(e)(f) – 0.3%
	Bausch Health Cos., Inc. (BB/Ba3)
	9,680,000	6.125		02/01/27	9,716,300
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc. (BB-/B1)
	2,229,000	4.875		06/01/29	1,939,230

					11,655,530

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines(e)(f) – 0.2%
	ITT Holdings LLC (B/B2)
	$1,105,000	6.500%	08/01/29	$1,013,837
	NGL Energy Operating LLC/NGL Energy Finance Corp. (BB-/B1)
	6,480,000	7.500	02/01/26	6,366,600

				7,380,437

Real Estate(e)(f) – 0.1%
	Realogy Group LLC/Realogy Co-Issuer Corp. (B+/B2)
	5,185,000	5.250	04/15/30	4,770,200

Real Estate Investment Trust(e) – 0.0%
	SBA Communications Corp. (BB-/B1)
	605,000	3.125	02/01/29	550,550
	Service Properties Trust (BB/Ba3)
	455,000	7.500	09/15/25	476,476

				1,027,026

Retailing(e)(f) – 0.3%
	1011778 BC ULC/New Red Finance, Inc. (BB+/Ba2)
	5,000,000	3.875	01/15/28	4,737,500
	Arko Corp. (B-/B3)
	3,276,000	5.125	11/15/29	2,981,160
	Asbury Automotive Group, Inc. (BB/B1)
	1,420,000	4.625	11/15/29	1,322,375
	Carvana Co. (CCC+/Caa2)
	585,000	5.500	04/15/27	526,500
	GYP Holdings III Corp. (B/B2)
	790,000	4.625	05/01/29	731,896
	LCM Investments Holdings II LLC (BB-/B2)
	2,285,000	4.875	05/01/29	2,153,613
	Rite Aid Corp. (CCC/B3)
	1,350,000	8.000	11/15/26	1,248,750
	Sonic Automotive, Inc. (BB-/B1)
	948,000	4.625	11/15/29	853,200
	Specialty Building Products Holdings LLC/SBP Finance Corp. (B-/B2)
	855,000	6.375	09/30/26	863,550

				15,418,544

Software(e)(f) – 0.5%
	Minerva Merger Sub, Inc. (CCC/Caa2)
	14,430,000	6.500	02/15/30	13,997,100
	Playtika Holding Corp. (B/B2)
	2,317,000	4.250	03/15/29	2,140,329
	Rackspace Technology Global, Inc. (B+/B1)
	3,380,000	3.500	02/15/28	3,025,100
	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B+/B1)
	4,375,000	3.875	02/01/29	4,003,125

				23,165,654

Telecommunication Services(e)(f) – 0.3%
	Altice France SA (B/B2)
	2,936,000	5.500	10/15/29	2,627,720
	Ciena Corp. (BB/Ba1)
	485,000	4.000	01/31/30	465,600
	Level 3 Financing, Inc. (BB/Ba3)
	1,247,000	3.750	07/15/29	1,103,595

Corporate Obligations – (continued)
Telecommunication Services(e)(f) – (continued)
	Lorca Telecom Bondco SA (B/B1)
EUR	5,505,000	4.000	09/18/27	5,893,749
	Zayo Group Holdings, Inc. (B/B1)
	$3,500,000	4.000	03/01/27	3,220,000

				13,310,664

	TOTAL CORPORATE OBLIGATIONS
	(Cost $289,286,119)			$271,117,763

Asset-Backed Securities(b)(f) – 0.8%
Collateralized Loan Obligations – 0.8%
	Golub Capital Partners 48 LP Series 2020-48A, Class D (BBB-/NR) (3M USD LIBOR + 3.800%)
	$5,400,000	4.041%	04/17/33	$5,268,008
	ICG US CLO LLC Series 2015-2RA, Class C (NR/Baa3) (3M USD LIBOR + 3.500%)
	2,100,000	3.741	01/16/33	2,099,981
	MidOcean Credit CLO VI Series 2016-6A, Class D1R (BBB-/NR) (3M USD LIBOR + 3.520%)
	3,700,000	3.774	04/20/33	3,541,803
	Octagon Investment Partners XIV Ltd. Series 2012-1A, Class CRR (NR/Baa3) (3M USD LIBOR + 3.900%)
	2,600,000	4.141	07/15/29	2,562,230
	Race Point VIII CLO Ltd. Series 2013-8A, Class DR2 (BBB-/NR) (3M USD LIBOR + 3.500%)
	3,235,000	3.980	02/20/30	3,234,925
	TCW CLO AMR Ltd. Series 2019-1A, Class DR (BBB-/NR) (3M USD LIBOR + 3.670%)
	4,900,000	4.129	08/16/34	4,816,739
	THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (BBB-/NR) (3M USD LIBOR + 3.720%)
	4,000,000	3.961	04/18/36	3,895,700
	Tikehau US CLO I Ltd. Series 2021-1A, Class E (NR/Ba3) (3M USD LIBOR + 6.910%)
	5,000,000	7.126	01/18/35	4,625,010
	Tralee CLO V Ltd. Series 2018-5A, Class DR (BBB-/NR) (3M USD LIBOR + 3.810%)
	7,000,000	4.064	10/20/34	6,627,341
	Tralee CLO VII Ltd. Series 2021-7A, Class D (BBB-/NR) (3M USD LIBOR + 3.180%)
	3,550,000	3.438	04/25/34	3,391,748

	TOTAL ASSET-BACKED SECURITIES
	(Cost $40,954,372)			$40,063,485

Shares	Description	Value

Common Stocks – 0.2%
Aerospace & Defense – 0.1%
314,360	Swissport	$5,506,095

Media – 0.1%
162,749	Bright Pattern Holding Co.(d)	8,137
579,399	Clear Channel Outdoor Holdings, Inc.(j)	2,004,721

		2,012,858

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 0.0%
5,710	Noble Corp.	$200,135

Specialty Retail – 0.0%
9,541	Neiman Marcus Group, Inc.	1,562,339

TOTAL COMMON STOCKS
(Cost $10,647,091)		$9,281,427

Units	Description	Expiration Date	Value

Warrants(j) – 0.0%
Aspect Software, Inc. Class B (NR/NR)(d)
162,749			$8,138
Cineworld Group PLC (NR/NR)
174,646			26,384
Noble Corp. (NR/NR)
6,346		02/05/28	113,171

TOTAL WARRANTS
(Cost $15,865)			$147,693

Shares	Description	Value

Exchange Traded Funds – 2.2%
24,605	Eaton Vance Floating-Rate Income Trust (NR/NR)	$325,278
526,082	Invesco Senior Income Trust (NR/NR)(g)	2,241,109
2,278,847	Invesco Senior Loan ETF (NR/NR)(g)	49,610,499
146,959	Nuveen Credit Strategies Income Fund (NR/NR)	908,207
402,141	Nuveen Floating Rate Income Fund (NR/NR)(g)	4,025,432
414,779	Nuveen Floating Rate Income Opportunity Fund (NR/NR)(g)	4,205,859
921,468	SPDR Blackstone Senior Loan ETF (NR/NR)(g)	41,429,201

TOTAL EXCHANGE TRADED FUNDS
(Cost $103,736,248)		$102,745,585

Shares	Dividend Rate	Value

Investment Company(k) – 9.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
428,511,981	0.253%	$428,511,981
(Cost $428,511,981)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $5,083,042,478)		$4,988,525,920

Securities Lending Reinvestment Vehicle(k) – 2.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
101,645,980	0.253%	101,645,980
(Cost $101,645,980)

TOTAL INVESTMENTS – 108.5%
(Cost $5,184,688,458)		$5,090,171,900

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.5)%		(399,100,966)

NET ASSETS – 100.0%		$4,691,070,934

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	All or a portion of security is on loan.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Pay-in-kind securities.

(j)	Security is currently in default and/or non-income producing.

(k)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2022

Currency Abbreviations:
EUR	— Euro
GBP	— British Pound
USD	— U.S. Dollar

Investment Abbreviations:
CLO	— Collateralized Loan Obligation
ETF	— Exchange Traded Fund
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
NR	— Not Rated
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Funding Rate
WR	— Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Athenahealth, Inc. (B-/B2), due 02/15/29	$724,638	$715,761	$(6,196)
Holley Purchaser, Inc. (NR/NR), due 11/17/28	777,500	766,483	(11,017)
Pro Mach Group, Inc. (B-/B1), due 08/31/28	306,774	305,074	(1,700)
The Hillman Group, Inc. (NR/NR), due 07/14/28	1,109,255	1,085,362	(21,913)
Trident TPI Holdings, Inc. (NR/NR), due 09/15/28	402,573	396,557	(5,782)

TOTAL	$3,320,740	$3,269,237	$(46,608)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	EUR	11,561,136	USD	12,748,178	05/05/22	$55,536
	USD	104,459,681	EUR	91,468,438	05/05/22	3,160,308

TOTAL						$3,215,844

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	18,214,885	EUR	16,553,298	05/05/22	$(117,544)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	2	06/21/22	$354,250	$(13,703)
Short position contracts:
2 Year U.S. Treasury Notes	(168)	06/30/22	(35,602,875)	497,409
5 Year U.S. Treasury Notes	(1,058)	06/30/22	(121,339,375)	2,824,202
10 Year U.S. Treasury Notes	(128)	06/21/22	(17,340,000)	557,668
10 Year U.S. Treasury Notes	(807)	06/21/22	(99,160,125)	2,705,262
20 Year U.S. Treasury Bonds	(10)	06/21/22	(1,500,625)	45,220

Total				$6,629,761

TOTAL FUTURES CONTRACTS				$6,616,058

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

CDX.NA.HY Index 38	5.000%	3.765%	06/20/27	$19,400	$1,073,358	$914,996	$158,362

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.IG Index 38	—CDX North America Investment Grade Index 38
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 86.8%
Aerospace & Defense – 1.7%
	Lockheed Martin Corp.
	$400,000	4.070%		12/15/42	$424,500
	Northrop Grumman Corp.
	1,400,000	4.750		06/01/43	1,577,730
	Raytheon Technologies Corp.(a)
	1,975,000	4.125		11/16/28	2,064,764
	The Boeing Co.(a)
	1,950,000	3.450		11/01/28	1,885,708
	1,775,000	3.250		02/01/35	1,587,702
	500,000	3.550		03/01/38	444,970
	2,200,000	3.375		06/15/46	1,819,950
	575,000	3.625		03/01/48	491,395
	900,000	3.850		11/01/48	789,741
	400,000	5.805		05/01/50	461,596

					11,548,056

Agriculture(a) – 1.3%
	Altria Group, Inc.
	2,571,000	4.400		02/14/26	2,661,448
	2,425,000	4.800		02/14/29	2,546,711
	BAT Capital Corp.
	620,000	3.222		08/15/24	619,801
	1,025,000	2.789		09/06/24	1,012,157
	200,000	3.557		08/15/27	194,626
	1,350,000	2.259		03/25/28	1,213,677
	1,125,000	4.390		08/15/37	1,046,947

					9,295,367

Apparel(a) – 0.1%
	NIKE, Inc.
	600,000	3.375		03/27/50	595,890

Automotive – 2.2%
	General Motors Co.
	2,425,000	5.400		10/02/23	2,512,736
	2,050,000	6.600	(a)	04/01/36	2,377,979
	825,000	5.200		04/01/45	835,238
	75,000	5.950	(a)	04/01/49	83,726
	General Motors Financial Co., Inc.(a)
	1,750,000	2.700		08/20/27	1,646,103
	1,275,000	1.500		06/10/26	1,164,407
	1,300,000	4.300		07/13/25	1,318,967
	1,441,000	5.250		03/01/26	1,510,269
	2,150,000	5.650		01/17/29	2,328,106
	650,000	2.350		01/08/31	561,652
	Stellantis Finance US, Inc.(a)(b)
	900,000	1.711		01/29/27	820,944

					15,160,127

Banks – 21.6%
	ABN AMRO Bank NV(a)(c) (-1x 5 Year EUR Swap + 4.674%)
EUR	600,000	4.375		12/31/99	665,549
	AIB Group PLC(b)
	$5,500,000	4.750		10/12/23	5,615,775
	Banco Santander SA
	1,000,000	2.746		05/28/25	975,120
	400,000	5.179		11/19/25	413,268

Corporate Obligations – (continued)
Banks – (continued)
	Banco Santander SA – (continued)
	1,600,000	4.250		04/11/27	1,618,304
	1,000,000	2.749		12/03/30	879,180
	Bank of America Corp.
	3,700,000	3.950		04/21/25	3,768,154
	(3M USD LIBOR + 0.990%)
	275,000	2.496	(a)(c)	02/13/31	252,337
	(3M USD LIBOR + 1.040%)
	2,863,000	3.419	(a)(c)	12/20/28	2,837,405
	(3M USD LIBOR + 1.070%)
	5,356,000	3.970	(a)(c)	03/05/29	5,446,731
	(3M USD LIBOR + 1.210%)
	1,350,000	3.974	(a)(c)	02/07/30	1,372,288
	(3M USD LIBOR + 1.310%)
	1,950,000	4.271	(a)(c)	07/23/29	2,013,862
	(5 year CMT + 1.200%)
	1,875,000	2.482	(a)(c)	09/21/36	1,614,656
	(SOFR + 1.010%)
	100,000	1.197	(a)(c)	10/24/26	92,536
	Barclays PLC
	1,275,000	3.650		03/16/25	1,279,679
	1,250,000	4.337	(a)	01/10/28	1,271,025
	1,850,000	4.836	(a)	05/09/28	1,885,934
	BNP Paribas SA
	1,800,000	4.250		10/15/24	1,845,810
	775,000	3.375	(b)	01/09/25	772,629
	575,000	2.824	(b)	01/26/41	475,376
	(5 Year USD Swap + 4.149%)
	2,250,000	6.625	(a)(b)(c)	12/31/99	2,318,445
	(SOFR + 1.004%)
	1,425,000	1.323	(a)(b)(c)	01/13/27	1,298,032
	(SOFR + 1.507%)
	370,000	3.052	(a)(b)(c)	01/13/31	346,905
	BPCE SA(b)
	2,225,000	5.700		10/22/23	2,301,718
	1,350,000	4.625		09/12/28	1,392,619
	(SOFR + 1.730%)
	1,375,000	3.116	(a)(c)	10/19/32	1,240,429
	Citigroup, Inc.
	575,000	3.400		05/01/26	579,905
	1,475,000	4.450		09/29/27	1,520,636
	3,255,000	4.125		07/25/28	3,306,364
	925,000	4.750		05/18/46	990,842
	(3M USD LIBOR + 1.192%)
	1,061,000	4.075	(a)(c)	04/23/29	1,083,334
	(SOFR + 1.351%)
	1,500,000	3.057	(a)(c)	01/25/33	1,403,985
	(SOFR + 1.422%)
	1,025,000	2.976	(a)(c)	11/05/30	974,857
	(SOFR + 3.914%)
	675,000	4.412	(a)(c)	03/31/31	702,864
	Cooperatieve Rabobank UA
	1,225,000	3.750		07/21/26	1,217,393
	(1 year CMT + 0.550%)
	900,000	1.106	(a)(b)(c)	02/24/27	823,860
	Credit Agricole SA
	1,950,000	4.375		03/17/25	1,972,873

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Credit Agricole SA – (continued)
(5 Year USD Swap + 4.319%)
$1,900,000	6.875	%(a)(b)(c)	12/31/99	$1,970,547
(SOFR + 1.676%)
2,325,000	1.907	(a)(b)(c)	06/16/26	2,192,382
Credit Suisse AG
3,300,000	6.500	(b)	08/08/23	3,383,754
1,090,000	1.250		08/07/26	996,391
Credit Suisse Group AG
884,000	4.550		04/17/26	899,373
1,895,000	4.282	(a)(b)	01/09/28	1,895,019
Deutsche Bank AG(a)(c)
(SOFR + 1.718%)
1,665,000	3.035		05/28/32	1,498,500
(SOFR + 1.870%)
1,150,000	2.129		11/24/26	1,067,844
(SOFR + 2.159%)
1,600,000	2.222		09/18/24	1,566,048
(SOFR + 2.257%)
1,350,000	3.742		01/07/33	1,180,760
Discover Bank(a)
475,000	4.650		09/13/28	491,972
First Horizon Corp.(a)
1,750,000	4.000		05/26/25	1,771,997
First-Citizens Bank & Trust Co.(a)(c) (SOFR + 1.715%)
2,850,000	2.969		09/27/25	2,824,350
HSBC Bank USA NA
800,000	5.625		08/15/35	905,928
300,000	7.000		01/15/39	408,936
HSBC Holdings PLC
600,000	7.625		05/17/32	762,138
(3M USD LIBOR + 1.211%)
1,075,000	3.803	(a)(c)	03/11/25	1,080,687
(3M USD LIBOR + 1.348%)
1,875,000	4.292	(a)(c)	09/12/26	1,901,250
(SOFR + 1.538%)
1,225,000	1.645	(a)(c)	04/18/26	1,154,771
(SOFR + 1.929%)
1,650,000	2.099	(a)(c)	06/04/26	1,568,704
(SOFR + 2.530%)
1,625,000	4.762	(a)(c)	03/29/33	1,669,379
ING Groep NV(a)(c)
(1 Year CMT + 1.100%)
3,625,000	1.400	(b)	07/01/26	3,362,622
(SOFR + 1.830%)
850,000	4.017		03/28/28	855,857
JPMorgan Chase & Co.(a)
4,953,000	3.625		12/01/27	4,974,645
(3M USD LIBOR + 1.245%)
925,000	3.960	(c)	01/29/27	945,211
(3M USD LIBOR + 1.360%)
1,550,000	3.882	(c)	07/24/38	1,574,862
(SOFR + 1.260%)
1,150,000	2.963	(c)	01/25/33	1,085,324
(SOFR + 2.040%)
575,000	2.522	(c)	04/22/31	532,444

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.(a) – (continued)
(SOFR + 2.515%)
3,375,000	2.956	%(c)	05/13/31	3,164,231
(SOFR + 3.125%)
2,325,000	4.600	(c)	12/31/99	2,240,835
Lloyds Banking Group PLC
1,875,000	4.582		12/10/25	1,913,531
371,000	4.650		03/24/26	379,500
(1 year CMT + 0.850%)
350,000	1.627	(a)(c)	05/11/27	321,080
Macquarie Bank Ltd.(a)(b)(c) (5 year CMT + 1.700%)
975,000	3.052		03/03/36	854,237
Macquarie Group Ltd.(a)(b)(c)
(3M USD LIBOR + 1.372%)
1,900,000	3.763		11/28/28	1,871,101
(SOFR + 1.069%)
2,550,000	1.340		01/12/27	2,319,505
Morgan Stanley, Inc.(a)(c) (SOFR + 1.360%)
1,425,000	2.484		09/16/36	1,223,363
Morgan Stanley, Inc.
2,900,000	3.950		04/23/27	2,955,158
(3M USD LIBOR + 1.455%)
2,720,000	3.971	(a)(c)	07/22/38	2,740,400
(3M USD LIBOR + 1.628%)
1,950,000	4.431	(a)(c)	01/23/30	2,041,786
(SOFR + 1.143%)
650,000	2.699	(a)(c)	01/22/31	608,069
Natwest Group PLC
3,250,000	6.100		06/10/23	3,352,541
(3M USD LIBOR + 1.550%)
1,275,000	4.519	(a)(c)	06/25/24	1,294,877
(3M USD LIBOR + 1.762%)
700,000	4.269	(a)(c)	03/22/25	708,393
(5 Year CMT + 2.100%)
1,275,000	3.754	(a)(c)	11/01/29	1,265,437
Regions Financial Corp.(a)
1,100,000	1.800		08/12/28	987,162
Santander Holdings USA, Inc.(a)
3,200,000	4.500		07/17/25	3,272,992
Santander UK Group Holdings PLC(a)(c)
(3M USD LIBOR + 1.400%)
325,000	3.823		11/03/28	319,784
(SOFR + 1.220%)
550,000	2.469		01/11/28	511,929
Wells Fargo & Co.
1,950,000	4.300		07/22/27	2,026,167
(3M USD LIBOR + 1.170%)
2,350,000	3.196	(a)(c)	06/17/27	2,321,706
(3M USD LIBOR + 1.310%)
2,573,000	3.584	(a)(c)	05/22/28	2,572,305
(SOFR + 2.000%)
2,025,000	2.188	(a)(c)	04/30/26	1,955,097
Wells Fargo Bank NA
824,000	5.950		08/26/36	982,801

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Westpac Banking Corp.(a)(c)
(5 year CMT + 1.350%)
$2,150,000	2.894%		02/04/30	$2,075,008
(5 Year CMT + 2.000%)
1,300,000	4.110		07/24/34	1,282,983
(5 Year USD ICE Swap + 2.236%)
625,000	4.322		11/23/31	628,419

				151,282,771

Beverages – 3.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
1,850,000	4.700		02/01/36	2,010,691
4,550,000	4.900		02/01/46	5,055,414
Anheuser-Busch InBev Finance, Inc.(a)
600,000	4.700		02/01/36	644,916
Anheuser-Busch InBev Worldwide, Inc.
1,850,000	4.750	(a)	01/23/29	2,005,936
175,000	5.450	(a)	01/23/39	204,260
875,000	4.950		01/15/42	968,319
600,000	4.600	(a)	04/15/48	645,756
825,000	5.550	(a)	01/23/49	1,001,855
Bacardi Ltd.(a)(b)
700,000	5.300		05/15/48	787,192
Constellation Brands, Inc.(a)
4,550,000	3.700		12/06/26	4,603,599
50,000	4.500		05/09/47	51,165
JDE Peet’s NV(a)(b)
675,000	2.250		09/24/31	587,689
Keurig Dr Pepper, Inc.(a)
2,225,000	4.597		05/25/28	2,352,893
325,000	4.500		11/15/45	334,471
50,000	5.085		05/25/48	56,629

				21,310,785

Biotechnology(a) – 0.4%
Amgen, Inc.
175,000	4.400		05/01/45	184,326
Royalty Pharma PLC
550,000	1.200		09/02/25	508,877
2,050,000	1.750		09/02/27	1,860,928

				2,554,131

Building Materials(a) – 0.7%
Carrier Global Corp.
1,525,000	2.493		02/15/27	1,455,856
525,000	3.377		04/05/40	477,845
Fortune Brands Home & Security, Inc.
672,000	4.000		03/25/32	672,739
Martin Marietta Materials, Inc.
1,750,000	3.200		07/15/51	1,492,820
Masco Corp.
1,000,000	1.500		02/15/28	882,580

				4,981,840

Corporate Obligations – (continued)
Chemicals(a) – 1.5%
Celanese US Holdings LLC
3,650,000	3.500%		05/08/24	3,659,417
DuPont de Nemours, Inc.
2,025,000	4.725		11/15/28	2,169,706
125,000	5.319		11/15/38	144,021
Huntsman International LLC
1,050,000	4.500		05/01/29	1,083,413
1,025,000	2.950		06/15/31	945,562
International Flavors & Fragrances, Inc.(b)
1,075,000	3.268		11/15/40	956,062
LYB International Finance B.V.
725,000	4.875		03/15/44	770,233
The Sherwin-Williams Co.
475,000	3.450		06/01/27	476,715
475,000	4.000		12/15/42	455,744

				10,660,873

Commercial Services – 0.7%
Ashtead Capital, Inc.(a)(b)
1,225,000	1.500		08/12/26	1,119,773
525,000	2.450		08/12/31	461,512
CoStar Group, Inc.(a)(b)
2,225,000	2.800		07/15/30	2,034,845
DP World Ltd.
360,000	5.625		09/25/48	390,600
Global Payments, Inc.(a)
1,150,000	4.450		06/01/28	1,184,718

				5,191,448

Computers – 3.5%
Amdocs Ltd.(a)
1,025,000	2.538		06/15/30	932,576
Apple, Inc.
1,102,000	3.850		05/04/43	1,158,654
Dell International LLC/EMC Corp.(a)
3,355,000	6.020		06/15/26	3,640,242
375,000	4.900		10/01/26	393,645
1,574,000	5.300		10/01/29	1,714,495
225,000	6.200		07/15/30	257,857
709,000	8.100		07/15/36	936,702
19,000	8.350		07/15/46	27,823
Hewlett Packard Enterprise Co.(a)
7,474,000	4.900		10/15/25	7,824,830
1,050,000	6.200		10/15/35	1,222,063
605,000	6.350		10/15/45	708,987
HP, Inc.(a)
1,325,000	1.450		06/17/26	1,221,571
2,090,000	4.000		04/15/29	2,082,873
IBM Corp.(a)
1,975,000	3.430		02/09/52	1,877,850
Western Digital Corp.(a)
475,000	4.750		02/15/26	482,719

				24,482,887

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Cosmetics & Personal Care(a) – 0.5%
	GSK Consumer Healthcare Capital US LLC(b)
	$2,700,000	3.625%		03/24/32	$2,701,107
	Unilever Capital Corp.
	625,000	2.625		08/12/51	523,437

					3,224,544

Diversified Financial Services – 4.4%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
	2,125,000	4.875		01/16/24	2,152,689
	3,735,000	6.500		07/15/25	3,961,080
	1,250,000	3.000		10/29/28	1,152,300
	1,625,000	3.300		01/30/32	1,468,837
	825,000	3.400		10/29/33	742,459
	Air Lease Corp.
	125,000	2.250		01/15/23	125,036
	2,150,000	3.375	(a)	07/01/25	2,121,491
	1,450,000	2.875	(a)	01/15/26	1,399,700
	1,475,000	3.750	(a)	06/01/26	1,464,955
	325,000	3.625	(a)	04/01/27	318,773
	Ally Financial, Inc.
	950,000	4.625		03/30/25	982,129
	1,875,000	2.200	(a)	11/02/28	1,694,681
	American Express Co.(a)
	925,000	2.250		03/04/25	908,350
	Aviation Capital Group LLC(a)(b)
	3,650,000	1.950		01/30/26	3,358,401
	Avolon Holdings Funding Ltd.(a)(b)
	750,000	3.950		07/01/24	746,468
	1,775,000	4.250		04/15/26	1,759,948
	300,000	3.250		02/15/27	282,366
	Capital One Financial Corp.(a)
	915,000	3.750		07/28/26	921,341
	Discover Financial Services(a)
	800,000	4.100		02/09/27	817,192
	Intercontinental Exchange, Inc.(a)
	1,125,000	2.650		09/15/40	965,396
	Nomura Holdings, Inc.
	3,150,000	1.653		07/14/26	2,896,456
	The Western Union Co.(a)
	600,000	2.750		03/15/31	546,102

					30,786,150

Electrical – 3.8%
	American Electric Power Co., Inc.(a)
	350,000	2.300		03/01/30	318,084
	Berkshire Hathaway Energy Co.
	767,000	6.125		04/01/36	946,202
	CMS Energy Corp.(a)
	500,000	4.875		03/01/44	550,750
	Dominion Energy, Inc.(a)
	2,325,000	3.900		10/01/25	2,379,614
	Duke Energy Corp.(a)
	400,000	4.800		12/15/45	427,584
	Duquesne Light Holdings, Inc.(a)(b)
	1,075,000	2.532		10/01/30	959,502
	Enel Finance International NV(a)(b)
	2,575,000	1.875		07/12/28	2,316,470

Corporate Obligations – (continued)
Electrical – (continued)
	FirstEnergy Corp.(a)
	525,000	2.050		03/01/25	499,469
	475,000	2.650		03/01/30	430,407
	NextEra Energy Capital Holdings, Inc.(a)
	2,355,000	1.900		06/15/28	2,169,826
	Pacific Gas & Electric Co.(a)
	1,325,000	2.950		03/01/26	1,263,242
	675,000	2.100		08/01/27	606,866
	975,000	2.500		02/01/31	838,929
	800,000	3.300		08/01/40	655,960
	Progress Energy, Inc.
	1,400,000	7.000		10/30/31	1,741,474
	Public Service Electric & Gas Co.(a)
	975,000	3.950		05/01/42	994,714
	Sempra Energy(a)
	2,370,000	3.400		02/01/28	2,362,606
	1,125,000	3.800		02/01/38	1,107,270
	Southern California Edison Co.(a)
	1,625,000	4.200		03/01/29	1,681,989
	275,000	4.050		03/15/42	265,617
	The Southern Co.(a)
	3,275,000	3.250		07/01/26	3,276,506
	Vistra Operations Co. LLC(a)(b)
	975,000	4.300		07/15/29	946,822

					26,739,903

Engineering & Construction(a) – 0.2%
	Cellnex Finance Co. SA
EUR	600,000	1.250		01/15/29	580,005
	Mexico City Airport Trust
	$240,000	3.875	(b)	04/30/28	227,700
	800,000	5.500		07/31/47	707,000
	220,000	5.500	(b)	07/31/47	194,425

					1,709,130

Entertainment(a)(b) – 1.5%
	Magallanes, Inc.
	600,000	4.054		03/15/29	602,928
	4,750,000	5.050		03/15/42	4,845,902
	4,725,000	5.141		03/15/52	4,837,172

					10,286,002

Environmental(a) – 0.1%
	Republic Services, Inc.
	850,000	2.375		03/15/33	761,073

Environmental Services(a) – 0.1%
	Waste Connections, Inc.
	525,000	3.200		06/01/32	511,697

Finance Bonds(a)(c) – 0.2%
	Bank of America Corp.(SOFR + 1.330%)
	1,425,000	2.972		02/04/33	1,336,565

Food & Drug Retailing(a) – 0.9%
	Grupo Bimbo SAB de CV
	1,070,000	4.700		11/10/47	1,098,288

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Drug Retailing(a) – (continued)
Kraft Heinz Foods Co.
$3,036,000	3.875%		05/15/27	$3,085,335
835,000	3.750		04/01/30	833,956
Sysco Corp.
150,000	6.600		04/01/40	195,185
75,000	4.450		03/15/48	77,782
550,000	6.600		04/01/50	736,912

				6,027,458

Gas(a) – 0.1%
NiSource, Inc.
850,000	3.600		05/01/30	843,464

Health Care Providers & Services(a)(b) – 0.2%
HCA, Inc.
1,400,000	3.375		03/15/29	1,362,494

Healthcare Providers & Services – 1.5%
Baxter International, Inc.(a)(b)
1,125,000	2.539		02/01/32	1,028,723
Centene Corp.(a)
1,250,000	4.250		12/15/27	1,254,812
670,000	2.625		08/01/31	596,521
CommonSpirit Health
150,000	4.350		11/01/42	150,708
DENTSPLY SIRONA, Inc.(a)
450,000	3.250		06/01/30	433,629
HCA, Inc.(a)
2,850,000	5.250		06/15/26	3,009,913
505,000	3.500		09/01/30	486,063
Novant Health, Inc.(a)
710,000	3.168		11/01/51	639,678
PerkinElmer, Inc.(a)
1,200,000	3.300		09/15/29	1,171,548
UnitedHealth Group, Inc.(a)
1,725,000	2.750		05/15/40	1,547,635

				10,319,230

Home Builders(a) – 0.1%
Lennar Corp.
525,000	4.750		11/29/27	547,423

Insurance – 2.2%
American International Group, Inc.
1,200,000	3.900	(a)	04/01/26	1,230,420
325,000	4.200	(a)	04/01/28	338,153
700,000	6.250		05/01/36	864,535
598,000	4.500	(a)	07/16/44	646,916
200,000	4.800	(a)	07/10/45	225,388
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	411,448
323,000	5.031		12/15/46	352,464
Arch Capital Group Ltd.
595,000	7.350		05/01/34	779,176
Corebridge Financial, Inc.(a)(b)
825,000	3.900		04/05/32	823,779
Great-West Lifeco Finance 2018 LP(a)(b)
900,000	4.047		05/17/28	923,868

Corporate Obligations – (continued)
Insurance – (continued)
MetLife, Inc.
625,000	6.375		06/15/34	790,056
475,000	4.721		12/15/44	520,871
Principal Financial Group, Inc.
150,000	6.050		10/15/36	186,183
Prudential Financial, Inc.
650,000	5.700		12/14/36	781,580
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	988,585
The Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	254,406
Willis North America, Inc.(a)
1,200,000	2.950		09/15/29	1,128,456
XLIT Ltd.
4,173,000	4.450		03/31/25	4,284,044

				15,530,328

Internet(a) – 1.6%
Amazon.com, Inc.
375,000	4.950		12/05/44	455,595
575,000	3.100		05/12/51	540,109
Expedia Group, Inc.
2,125,000	3.600		12/15/23	2,139,046
2,325,000	4.500		08/15/24	2,382,614
775,000	4.625		08/01/27	806,558
400,000	3.250		02/15/30	381,676
725,000	2.950		03/15/31	672,720
Netflix, Inc.(b)
2,740,000	4.875		06/15/30	2,921,552
Prosus NV
200,000	3.680	(b)	01/21/30	176,250
200,000	3.680		01/21/30	176,250
580,000	3.061		07/13/31	474,150

				11,126,520

Investment Companies – 0.3%
Blackstone Private Credit Fund(a)(b)
675,000	2.625		12/15/26	605,772
475,000	3.250		03/15/27	436,107
Huarong Finance II Co. Ltd.
200,000	5.000		11/19/25	200,500
JAB Holdings B.V.(a)(b)
700,000	2.200		11/23/30	624,624

				1,867,003

Iron/Steel – 0.4%
ArcelorMittal SA
950,000	4.550		03/11/26	978,595
Steel Dynamics, Inc.(a)
2,250,000	1.650		10/15/27	2,043,067

				3,021,662

Lodging(a) – 0.4%
Hyatt Hotels Corp.
925,000	1.800		10/01/24	889,995
600,000	4.850		03/15/26	622,197

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging(a) – (continued)
Marriott International, Inc.
$543,000	4.000%		04/15/28	$546,752
675,000	4.650		12/01/28	699,550

				2,758,494

Machinery – Construction & Mining(a)(b) – 0.1%
The Weir Group PLC
925,000	2.200		05/13/26	859,094

Machinery-Diversified(a) – 0.0%
Otis Worldwide Corp.
325,000	3.112		02/15/40	288,493

Media – 2.4%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
2,825,000	4.908		07/23/25	2,925,203
1,050,000	3.750		02/15/28	1,040,550
4,525,000	4.200		03/15/28	4,569,797
625,000	6.384		10/23/35	710,206
300,000	6.484		10/23/45	341,922
200,000	5.750		04/01/48	213,644
Comcast Corp.
150,000	3.250	(a)	11/01/39	141,969
475,000	3.750	(a)	04/01/40	477,024
75,000	4.750		03/01/44	84,119
525,000	3.400	(a)	07/15/46	494,865
699,000	2.887	(a)(b)	11/01/51	593,437
Discovery Communications LLC(a)
150,000	5.200		09/20/47	155,916
75,000	5.300		05/15/49	78,982
Fox Corp.(a)
225,000	5.476		01/25/39	254,547
Paramount Global(a)
925,000	5.850		09/01/43	1,060,568
The Walt Disney Co.(a)
1,100,000	4.625		03/23/40	1,222,023
Time Warner Cable LLC(a)
675,000	5.875		11/15/40	728,420
Time Warner Entertainment Co. LP
1,250,000	8.375		07/15/33	1,630,687

				16,723,879

Mining – 1.4%
Glencore Finance Canada Ltd.(b)
525,000	5.550		10/25/42	577,416
Glencore Funding LLC(b)
3,531,000	4.625		04/29/24	3,618,004
1,225,000	2.850	(a)	04/27/31	1,120,507
725,000	2.625	(a)	09/23/31	648,360
825,000	3.375	(a)	09/23/51	693,033
Newcrest Finance Pty Ltd.(a)(b)
950,000	3.250		05/13/30	909,739
Newmont Corp.(a)
1,300,000	2.600		07/15/32	1,195,610
Teck Resources Ltd.(a)
950,000	3.900		07/15/30	948,452

				9,711,121

Corporate Obligations – (continued)
Miscellaneous Manufacturing – 0.8%
GE Capital International Funding Co.
1,700,000	4.418		11/15/35	1,833,008
General Electric Co.
1,400,000	6.750		03/15/32	1,763,832
625,000	6.150		08/07/37	771,694
1,294,000	5.875		01/14/38	1,555,776

				5,924,310

Multi-National(a)(b) – 0.0%
The African Export-Import Bank
200,000	3.798		05/17/31	184,474

Oil Field Services – 3.5%
BP Capital Markets America, Inc.(a)
450,000	3.410		02/11/26	455,341
175,000	4.234		11/06/28	183,859
Continental Resources, Inc.(a)
216,000	4.500		04/15/23	218,894
625,000	4.375		01/15/28	633,594
Devon Energy Corp.(a)
2,867,000	5.850		12/15/25	3,104,961
Lundin Energy Finance B.V.(a)(b)
1,850,000	2.000		07/15/26	1,727,308
Marathon Petroleum Corp.(a)
700,000	3.625		09/15/24	705,670
2,395,000	3.800		04/01/28	2,411,741
Ovintiv Exploration, Inc.
1,750,000	5.625		07/01/24	1,837,500
800,000	5.375	(a)	01/01/26	848,456
Pertamina Persero PT(a)
370,000	4.175		01/21/50	341,973
Phillips 66(a)
2,325,000	1.300		02/15/26	2,173,828
Pioneer Natural Resources Co.(a)
2,450,000	1.125		01/15/26	2,273,796
Qatar Energy(a)(b)
200,000	3.125		07/12/41	182,500
530,000	3.300		07/12/51	487,600
Reliance Industries Ltd.(b)
890,000	3.625		01/12/52	787,441
Saudi Arabian Oil Co.
1,100,000	3.500		04/16/29	1,105,500
Shell International Finance B.V.
225,000	6.375		12/15/38	298,325
Suncor Energy, Inc.(a)
2,375,000	3.100		05/15/25	2,364,740
Valero Energy Corp.(a)
2,375,000	2.850		04/15/25	2,346,405

				24,489,432

Packaging(a) – 0.4%
Berry Global, Inc.
1,800,000	1.570		01/15/26	1,679,958
1,225,000	1.650		01/15/27	1,116,306

				2,796,264

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(a) – 2.1%
AbbVie, Inc.
$2,275,000	3.200%	11/21/29	$2,247,950
2,350,000	4.050	11/21/39	2,424,189
775,000	4.875	11/14/48	879,455
Becton Dickinson & Co.
1,889,000	3.700	06/06/27	1,917,259
500,000	4.685	12/15/44	538,970
175,000	4.669	06/06/47	191,345
Bristol Myers Squibb Co.
775,000	2.950	03/15/32	759,547
Cigna Corp.
650,000	4.900	12/15/48	731,770
CVS Health Corp.
150,000	3.875	07/20/25	153,081
1,125,000	4.875	07/20/35	1,234,519
325,000	4.780	03/25/38	354,790
820,000	5.125	07/20/45	927,928
100,000	5.050	03/25/48	113,303
425,000	4.250	04/01/50	442,446
Perrigo Finance Unlimited Co.
1,425,000	4.375	03/15/26	1,414,313

			14,330,865

Pipelines – 3.3%
Abu Dhabi Crude Oil Pipeline LLC(b)
490,000	4.600	11/02/47	517,961
Enbridge, Inc.(a)
2,125,000	2.500	08/01/33	1,888,381
Energy Transfer LP(a)
1,325,000	2.900	05/15/25	1,300,567
550,000	5.300	04/15/47	564,063
Energy Transfer LP(a)
550,000	5.950	12/01/25	587,801
525,000	4.200	04/15/27	533,500
300,000	5.500	06/01/27	321,471
354,000	4.950	05/15/28	367,859
456,000	5.150	03/15/45	461,417
100,000	5.400	10/01/47	104,424
450,000	6.250	04/15/49	516,164
Enterprise Products Operating LLC(a)
575,000	4.800	02/01/49	616,871
Galaxy Pipeline Assets Bidco Ltd.(b)
200,000	2.625	03/31/36	179,413
Kinder Morgan Energy Partners LP
650,000	6.550	09/15/40	780,760
MPLX LP(a)
600,000	2.650	08/15/30	551,016
950,000	4.500	04/15/38	968,116
400,000	4.700	04/15/48	403,244
520,000	5.500	02/15/49	577,486
Plains All American Pipeline LP/PAA Finance Corp.(a)
1,500,000	3.850	10/15/23	1,513,380
2,444,000	4.650	10/15/25	2,512,481
325,000	4.500	12/15/26	333,681
Sabine Pass Liquefaction LLC(a)
2,525,000	5.625	03/01/25	2,669,809
900,000	5.000	03/15/27	952,578

Corporate Obligations – (continued)
Pipelines – (continued)
Targa Resources Corp.(a)
220,000	4.200	02/01/33	221,998
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
775,000	4.875%	02/01/31	782,750
The Williams Cos., Inc.
150,000	6.300	04/15/40	181,184
Valero Energy Partners LP(a)
675,000	4.500	03/15/28	694,278
Western Midstream Operating LP(a)
725,000	3.600	02/01/25	717,750
1,000,000	5.450	04/01/44	1,015,000

			22,835,403

Real Estate Investment Trust(a) – 3.7%
Alexandria Real Estate Equities, Inc.
1,925,000	3.800	04/15/26	1,959,092
American Homes 4 Rent LP
225,000	2.375	07/15/31	199,040
American Tower Corp.
1,300,000	4.000	06/01/25	1,321,385
Camden Property Trust
1,975,000	3.150	07/01/29	1,956,968
Crown Castle International Corp.
2,400,000	3.650	09/01/27	2,391,048
100,000	2.900	04/01/41	83,045
CubeSmart LP
1,200,000	2.500	02/15/32	1,074,660
Digital Realty Trust LP
425,000	3.700	08/15/27	428,217
Essex Portfolio LP
2,375,000	3.000	01/15/30	2,285,557
GLP Capital LP/GLP Financing II, Inc.
1,361,000	5.375	04/15/26	1,420,938
Healthcare Realty Trust, Inc.
875,000	2.050	03/15/31	765,686
Host Hotels & Resorts LP
950,000	2.900	12/15/31	850,668
Invitation Homes Operating Partnership LP
600,000	2.300	11/15/28	545,346
Kimco Realty Corp.
1,100,000	3.800	04/01/27	1,112,650
MPT Operating Partnership LP/MPT Finance Corp.
950,000	4.625	08/01/29	940,282
National Retail Properties, Inc.
1,300,000	3.600	12/15/26	1,309,763
Realty Income Corp.
1,350,000	3.400	01/15/28	1,347,449
700,000	3.100	12/15/29	682,766
1,450,000	2.850	12/15/32	1,369,873
Spirit Realty LP
1,125,000	4.000	07/15/29	1,137,431
WP Carey, Inc.
1,550,000	3.850	07/15/29	1,567,841
975,000	2.400	02/01/31	878,777
475,000	2.450	02/01/32	422,394

			26,050,876

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing(a) – 1.3%
7-Eleven, Inc.(b)
$750,000	2.500%		02/10/41	$605,333
AutoNation, Inc.
1,425,000	4.750		06/01/30	1,486,987
25,000	2.400		08/01/31	21,787
Dollar Tree, Inc.
3,400,000	4.000		05/15/25	3,482,654
Lowe’s Cos., Inc.
875,000	1.700		09/15/28	792,855
McDonald’s Corp.
1,150,000	4.700		12/09/35	1,250,936
Target Corp.
600,000	2.950		01/15/52	552,552
The Home Depot, Inc.
500,000	4.875		02/15/44	582,700
Walgreens Boots Alliance, Inc.
253,000	4.100		04/15/50	244,853

				9,020,657

Savings & Loans(a)(b) (c) – 0.4%
Nationwide Building Society (3M USD LIBOR + 1.855%)
2,525,000	3.960		07/18/30	2,516,844

Semiconductors – 2.1%
Broadcom, Inc.(a)(b)
850,000	4.150		04/15/32	848,138
1,800,000	3.419		04/15/33	1,679,778
3,599,000	3.469		04/15/34	3,333,250
3,126,000	3.137		11/15/35	2,756,007
914,000	3.187		11/15/36	803,159
950,000	3.500		02/15/41	847,970
Microchip Technology, Inc.
1,875,000	2.670		09/01/23	1,869,637
Micron Technology, Inc.(a)
725,000	2.703		04/15/32	657,938
NXP B.V./NXP Funding LLC/NXP USA, Inc.(a)(b)
550,000	3.875		06/18/26	552,343
1,125,000	3.400		05/01/30	1,094,805
Skyworks Solutions, Inc.(a)
225,000	3.000		06/01/31	200,567

				14,643,592

Software(a) – 2.0%
Citrix Systems, Inc.
1,025,000	3.300		03/01/30	1,015,314
Fiserv, Inc.
2,850,000	3.200		07/01/26	2,842,105
Oracle Corp.
1,267,000	2.800		04/01/27	1,214,103
1,050,000	2.950		04/01/30	971,764
2,250,000	2.875		03/25/31	2,053,260
1,200,000	3.600		04/01/40	1,040,208
800,000	4.000		11/15/47	707,528
VMware, Inc.
1,400,000	1.800		08/15/28	1,247,680
1,200,000	2.200		08/15/31	1,055,448

Corporate Obligations – (continued)
Software(a) – (continued)
Workday, Inc.
825,000	3.700		04/01/29	826,337
1,150,000	3.800		04/01/32	1,148,988

				14,122,735

Telecommunication Services – 7.4%
AT&T, Inc.
4,675,000	2.300	(a)	06/01/27	4,461,586
250,000	1.650	(a)	02/01/28	227,710
1,825,000	2.750	(a)	06/01/31	1,709,496
486,000	2.550	(a)	12/01/33	432,326
550,000	6.150		09/15/34	653,477
1,350,000	4.500	(a)	05/15/35	1,432,066
175,000	4.900	(a)	08/15/37	190,848
925,000	4.850	(a)	03/01/39	1,007,177
300,000	6.000	(a)	08/15/40	363,570
925,000	3.500	(a)	06/01/41	851,768
125,000	4.300	(a)	12/15/42	126,355
275,000	4.850	(a)	07/15/45	294,346
250,000	4.750	(a)	05/15/46	272,570
775,000	5.150	(a)	11/15/46	883,981
1,525,000	5.150	(a)	02/15/50	1,746,948
1,200,000	3.500	(a)	09/15/53	1,061,004
Deutsche Telekom International Finance B.V.(a)(b)
2,825,000	4.375		06/21/28	2,965,487
Rogers Communications, Inc.(a)(b)
650,000	4.500		03/15/42	660,153
1,050,000	4.550		03/15/52	1,055,681
T-Mobile USA, Inc.(a)
1,975,000	3.500		04/15/25	1,986,968
775,000	1.500		02/15/26	722,812
3,450,000	3.750		04/15/27	3,474,943
4,525,000	2.050		02/15/28	4,145,895
2,825,000	3.875		04/15/30	2,836,865
1,055,000	2.875		02/15/31	950,819
1,025,000	3.500		04/15/31	963,702
650,000	3.000		02/15/41	549,166
Telefonica Emisiones SA
1,850,000	4.103		03/08/27	1,896,620
Telefonica Europe B.V.
675,000	8.250		09/15/30	881,955
Verizon Communications, Inc.
1,075,000	2.100	(a)	03/22/28	1,003,513
2,631,000	4.329		09/21/28	2,777,099
1,625,000	3.875	(a)	02/08/29	1,690,926
1,876,000	4.016	(a)	12/03/29	1,948,733
475,000	3.150	(a)	03/22/30	466,787
2,025,000	2.550	(a)	03/21/31	1,881,468
2,300,000	2.650	(a)	11/20/40	1,955,920
775,000	4.862		08/21/46	891,134

				51,421,874

Transportation – 0.7%
Burlington Northern Santa Fe LLC
425,000	6.150		05/01/37	547,345
575,000	5.750	(a)	05/01/40	718,497

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Transportation – (continued)
	Canadian Pacific Railway Co.(a)
	$775,000	2.450%		12/02/31	$718,743
	Union Pacific Corp.(a)
	1,775,000	3.950		09/10/28	1,861,957
	775,000	2.800		02/14/32	745,069
	275,000	3.550		08/15/39	272,115

					4,863,726

	TOTAL CORPORATE OBLIGATIONS
	(Cost $632,866,783)				$606,606,954

Foreign Debt Obligations – 3.3%
Sovereign – 3.3%
	Abu Dhabi Government International Bond
	$1,680,000	4.125%		10/11/47	1,810,200
	Korea Development Bank
	790,000	2.000		02/24/25	770,558
	Perusahaan Penerbit SBSN Indonesia III
	1,580,000	4.550		03/29/26	1,670,652
	Republic of Chile(a)
	200,000	3.500		01/25/50	183,038
	260,000	4.000		01/31/52	256,230
	Republic of Indonesia
	350,000	4.350	(b)	01/08/27	371,503
	1,610,000	4.350		01/08/27	1,708,914
	470,000	6.750		01/15/44	622,802
	2,070,000	4.350		01/11/48	2,124,565
	Republic of Panama(a)
	380,000	2.252		09/29/32	336,134
	200,000	3.870		07/23/60	175,725
	390,000	4.500		01/19/63	375,570
	Republic of Peru(a)
EUR	100,000	1.250		03/11/33	95,137
	$430,000	2.780		12/01/60	337,362
	220,000	3.230	(d)	07/28/21	167,516
	Republic of Philippines
EUR	340,000	0.001		02/03/23	374,808
	450,000	0.700		02/03/29	457,987
	$210,000	2.650		12/10/45	173,536
	Republic of Qatar(b)
	1,090,000	5.103		04/23/48	1,332,525
	Republic of Romania
	660,000	3.000	(b)	02/27/27	640,200
EUR	90,000	2.124	(b)	07/16/31	84,877
	70,000	2.000	(b)	01/28/32	64,370
	$560,000	6.125		01/22/44	646,800
EUR	80,000	4.625	(b)	04/03/49	86,619
	Saudi Government International Bond
	$1,490,000	3.250		11/17/51	1,311,200
	State of Israel(e)
	200,000	4.500		04/03/20	213,000
	United Mexican States(a)
EUR	130,000	1.350		09/18/27	139,067
	$2,540,000	3.250		04/16/30	2,448,560
EUR	1,920,000	1.450		10/25/33	1,786,815

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	United Mexican States(a) – (continued)
	$802,000	3.500		02/12/34	745,860
	1,399,000	3.771		05/24/61	1,132,491
	440,000	3.750		04/19/71	349,800

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $23,500,541)				$22,994,421

Municipal Debt Obligations – 0.7%
California(a) – 0.1%
	California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%		10/01/39	$640,411

Illinois – 0.5%
	Illinois State GO Bonds Build America Series 2010(a)
	1,625,000	6.630		02/01/35	1,823,583
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,360,000	5.100		06/01/33	1,446,234

					3,269,817

New Jersey(a) – 0.1%
	New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
	350,000	7.414		01/01/40	509,817

Pennsylvania(a) – 0.0%
	Pennsylvania Commonwealth Financing Authority RB (Taxable) Series A
	335,000	2.991		06/01/42	303,408

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $4,132,231)				$4,723,453

U.S. Treasury Obligation(f) – 0.1%
	United States Treasury Bonds
	$700,000	3.375%		11/15/48	$818,672
	(Cost $851,606)

Shares	Dividend Rate	Value

Investment Company(g) – 2.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15,028,790	0.253%	$15,028,790
(Cost $15,028,790)

TOTAL INVESTMENTS – 93.0%
(Cost $676,379,951)		$650,172,290

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.0%		49,071,067

NET ASSETS –100.0%		$699,243,357

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(d)	Actual maturity date is July 28, 2121.

(e)	Actual maturity date is April 03, 2120.

(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Represents an affiliated issuer.

Currency Abbreviations:
CAD	— Canadian Dollar
EUR	— Euro
NZD	— New Zealand Dollar
USD	— U.S. Dollar

Investment Abbreviations:
BP	— British Pound Offered Rate
CMT	— Constant Maturity Treasury Indexes
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
RB	— Revenue Bond
SOFR	— Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BofA Securities LLC	USD	4,710,694	EUR	4,119,936	05/05/22	$147,951
MS & Co. Int. PLC	EUR	135,238	USD	149,048	05/05/22	725
	EUR	413,402	USD	451,237	06/15/22	7,450

TOTAL						$156,126

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	1,135,846	NZD	1,664,496	06/15/22	$(16,213)

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	400	06/21/22	$70,850,000	$(2,505,041)
2 Year U.S. Treasury Notes	115	06/30/22	24,371,015	(61,110)
10 Year U.S. Treasury Notes	162	06/21/22	19,905,750	(222,295)
20 Year U.S. Treasury Bonds	58	06/21/22	8,703,625	(199,565)

Total				$(2,988,011)
Short position contracts:
5 Year U.S. Treasury Notes	(606)	06/30/22	(69,500,625)	962,832
10 Year U.S. Treasury Notes	(83)	06/21/22	(11,243,906)	299,332

Total				$1,262,164

TOTAL FUTURES CONTRACTS				$(1,725,847)

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24		$17,380		$4,811	$5,837	$(1,026)
6M CDOR(b)	2.070%(b)	12/18/25	CAD	2,930	(c)	(40,208)	(11,293)	(28,915)
3M SOFR(d)	1.000(d)	03/16/27		$560		(32,399)	(1,497)	(30,902)
1.960(b)	6M CDOR(b)	12/18/28	CAD	2,370	(c)	77,974	25,488	52,486
3M LIBOR(d)	2.130(d)	11/15/31		$3,360	(c)	(8,930)	(16,965)	8,035
0.250(d)	6M EURO(d)	03/16/32	EUR	1,420		140,001	(17,767)	157,768
3M CDOR(b)	2.100(b)	12/18/33	CAD	660	(c)	(38,575)	1,120	(39,695)

TOTAL						$102,674	$(15,077)	$117,751

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(d)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
AT&T, Inc., 3.800%, 02/15/27	1.000%	0.741%	06/20/26	$2,375	$25,365	$37,201	$(11,836)
CDX.NA.IG Index 28	1.000	0.224	06/20/22	28,500	59,003	43,227	15,776
CDX.NA.IG Index 34	1.000	0.554	06/20/25	187,200	2,651,274	2,213,715	437,559
CDX.NA.IG Index 36	1.000	0.556	06/20/26	173,850	3,143,425	3,474,297	(330,872)
CDX.NA.IG Index 37	1.000	0.614	12/20/26	7,375	128,159	93,826	34,333
General Electric Co. 2.700%, 10/09/22	1.000	0.737	06/20/26	3,550	38,527	43,170	(4,643)
Nordstrom, Inc., 6.950%, 03/15/22	1.000	1.867	12/20/24	1,125	(25,123)	(19,932)	(5,191)
Nordstrom, Inc., 6.950%, 03/15/22	1.000	1.473	06/20/24	1,825	(18,024)	(3,932)	(14,092)
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.282	06/20/24	1,150	18,482	7,629	10,853
Pulte Group, Inc., 3.800%, 06/15/32	5.000	1.198	06/20/26	2,100	319,277	368,347	(49,070)
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.84	06/20/27	60	488	117	371
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.312	06/20/24	10	154	(10)	164
The Boeing Co., 8.750%, 08/15/21	1.000	1.034	06/20/24	1,750	(696)	16,869	(17,565)
United Mexican States, 4.150%, 03/28/27	1.000	1.003	06/20/27	640	88	(6,452)	6,540

TOTAL					$6,340,399	$6,268,072	$72,327

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
9M IRS	JPMorgan Securities, Inc.	1.800%	11/16/2022	19,200,000	$19,200,000	$19,148	$62,400	$(43,252)
9M IRS	Deutsche Bank AG (London)	1.850	11/22/2022	19,200,000	19,200,000	21,283	65,138	(43,855)

Total purchased option contracts				38,400,000	$38,400,000	$40,431	$127,538	$(87,107)
Written option contracts
Calls
9M IRS	JPMorgan Securities, Inc.	1.290%	11/16/2022	(19,200,000)	$(19,200,000)	$(6,451)	$(23,040)	$16,589
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(19,200,000)	(19,200,000)	(11,487)	(39,360)	27,873
9M IRS	Deutsche Bank AG (London)	1.599	11/22/2022	(19,200,000)	(19,200,000)	(13,112)	(42,068)	28,956
9M IRS	Deutsche Bank AG (London)	1.348	11/22/2022	(19,200,000)	(19,200,000)	(7,609)	(23,070)	15,461

Total written option contracts				(76,800,000)	$(76,800,000)	$(38,659)	$(127,538)	$88,879

TOTAL				(38,400,000)	$(38,400,000)	$1,772	$—	$1,772

Abbreviations:
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
CDX.NA.IG Index 36	—CDX North America Investment Grade Index 36
CDX.NA.IG Index 37	—CDX North America Investment Grade Index 37
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 72.5%
Benin(a) – 0.2%
	Benin Government International Bond (B+/B1)
EUR	120,000	4.950%		01/22/35	$108,341

Brazil – 13.6%
	Brazil Letras do Tesouro Nacional (NR/NR)(b)
BRL	9,479,000	0.000		01/01/24	1,629,672
	Brazil Letras do Tesouro Nacional (BB-/NR)(b)
	13,123,000	0.000		07/01/22	2,678,506
	Brazil Notas do Tesouro Nacional (NR/NR)
	537,000	10.000		01/01/31	103,493
	Brazil Notas do Tesouro Nacional (BB-/NR)
	2,518,000	10.000		01/01/29	494,258
	Brazil Notas do Tesouro Nacional (BB-/Ba2)
	7,246,000	10.000		01/01/25	1,469,949
	3,182,000	10.000		01/01/27	636,095

					7,011,973

Cameroon(a) – 0.2%
	Republic Of Cameroon (B-/NR)
EUR	100,000	5.950		07/07/32	97,073

Chile – 1.5%
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	200,000,000	4.700	(a)	09/01/30	230,204
	185,000,000	5.000		03/01/35	212,195
	Bonos de la Tesoreria de la Republica en pesos (NR/A1)
	265,000,000	4.500		03/01/26	313,620

					756,019

China – 8.4%
	China Development Bank (NR/NR)
CNY	3,400,000	3.340		07/14/25	544,193
	11,940,000	3.090		06/18/30	1,866,165
	China Government Bond (NR/NR)
	8,690,000	2.850		06/04/27	1,378,281
	1,110,000	3.280		12/03/27	179,928
	2,200,000	3.390		03/16/50	341,861

					4,310,428

Colombia – 4.1%
	Republic of Colombia (NR/NR)
COP	1,359,500,000	7.000		03/26/31	303,614
	586,900,000	9.250		05/28/42	144,746
	Republic of Colombia (NR/NR)
	345,700,000	6.250		11/26/25	83,590
	2,765,600,000	5.750		11/03/27	620,802
	976,500,000	7.250		10/18/34	211,995
	Republic of Colombia (NR/Baa2)(c)
	1,851,000,000	4.375		03/21/23	472,244
	Republic of Colombia (BBB-/Baa2)
	1,180,800,000	7.500		08/26/26	293,082

					2,130,073

Czech Republic – 0.2%
	Czech Republic Government Bond (NR/NR)
CZK	2,600,000	1.500		04/24/40	83,212

Sovereign Debt Obligations – (continued)
Dominican Republic(a) – 0.4%
	Dominican Republic (NR/NR)
DOP	8,120,000	8.000		01/15/27	130,128
	6,230,000	8.000		02/12/27	99,678

					229,806

Hungary – 3.0%
	Hungary Government Bond (NR/NR)
HUF	4,680,000	2.750		12/22/26	12,003
	175,970,000	4.750		11/24/32	478,460
	Hungary Government Bond (NR/Baa2)
	144,150,000	1.000		11/26/25	359,161
	59,100,000	3.000		08/21/30	142,344
	Hungary Government Bond (BBB/NR)
	65,500,000	3.000		06/26/24	183,360
	138,060,000	3.000		10/27/27	350,141

					1,525,469

Indonesia – 4.0%
	Indonesia Treasury Bond (NR/NR)
IDR	4,944,000,000	8.250		05/15/29	374,694
	15,358,000,000	7.500		06/15/35	1,097,649
	2,196,000,000	7.500		04/15/40	155,727
	Indonesia Treasury Bond (NR/Baa2)
	6,000,000,000	7.000		05/15/27	436,971

					2,065,041

Ivory Coast – 0.3%
	Republic of Ivory Coast (BB-/Ba3)
EUR	160,000	5.250		03/22/30	163,316

Mexico – 8.4%
	United Mexican States (NR/Baa1)
MXN	19,764,300	5.750		03/05/26	906,269
	1,430,000	8.000		11/07/47	68,728
	United Mexican States (BBB+/Baa1)
	18,237,100	7.500		06/03/27	882,945
	4,675,000	8.500		05/31/29	237,283
	10,047,900	7.750		05/29/31	488,280
	4,826,400	10.000		11/20/36	277,877
	20,353,700	8.500		11/18/38	1,041,380
	8,604,500	7.750		11/13/42	404,553

					4,307,315

Peru – 1.7%
	Republic of Peru (BBB+/Baa1)
PEN	2,945,000	5.400		08/12/34	701,040
	671,000	6.900		08/12/37	180,016
	40,000	5.350		08/12/40	8,962

					890,018

Poland – 5.7%
	Republic of Poland (NR/NR)
PLN	3,820,000	0.750		04/25/25	788,783
	Republic of Poland (A/NR)
	1,000,000	2.750		10/25/29	202,692
	Republic of Poland (A/A2)
	2,450,000	4.000		10/25/23	570,671
	3,930,000	2.500		07/25/27	811,020

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Poland – (continued)
	Republic of Poland (NR/NR) – (continued)
	$950,000	2.750%		04/25/28	$195,551
	2,075,000	1.250		10/25/30	364,840

					2,933,557

Romania – 0.6%
	Republic of Romania (BBB-/Baa3)
	180,000	3.000		02/14/31	166,725
EUR	130,000	2.000	(a)	04/14/33	116,129

					282,854

Russia*(d) – 0.0%
	Russian Federation Bond (NR/NR)
RUB	29,830,000	6.700		03/14/29	—
	21,300,000	6.500		02/28/24	—
	41,225,000	4.500		07/16/25	—
	14,225,000	7.950		10/07/26	—
	43,640,000	6.000		10/06/27	—
	23,220,000	7.250		05/10/34	—
	42,245,000	7.700		03/16/39	—
	Russian Federation Bond (CC/WR)
	23,825,000	7.050		01/19/28	—

					—

Senegal – 0.2%
	Republic of Senegal (B+/Ba3)
EUR	100,000	5.375		06/08/37	92,372

South Africa – 10.4%
	Republic of South Africa (BB/Ba2)
ZAR	11,675,000	10.500		12/21/26	871,777
	12,920,000	8.000		01/31/30	807,986
	17,800,000	8.875		02/28/35	1,095,508
	16,965,000	8.500		01/31/37	991,373
	9,009,300	8.750		01/31/44	519,072
	18,010,000	8.750		02/28/48	1,034,803

					5,320,519

Thailand – 9.0%
	Thailand Government Bond (NR/NR)
THB	12,990,000	1.600		12/17/29	373,380
	13,860,000	1.585		12/17/35	354,205
	23,690,000	3.300		06/17/38	725,972
	1,220,000	3.600		06/17/67	36,416
	Thailand Government Bond (NR/Baa1)
	20,397,812	1.250		03/12/28	626,264
	26,150,000	3.775		06/25/32	879,145
	Thailand Government Bond (A-/Baa1)
	49,230,000	3.850		12/12/25	1,611,576

					4,606,958

Turkey – 0.5%
	Republic of Turkey (NR/NR)
TRY	4,200,000	8.000		03/12/25	192,513
	405,000	11.000		02/24/27	17,107
	1,450,000	11.700		11/13/30	55,295

					264,915

Sovereign Debt Obligations – (continued)
Ukraine(a) – 0.1%
	Ukraine Government Bond (B-/NR)
EUR	100,000	4.375		01/27/30	45,356

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $41,041,226)				$37,224,615

Corporate Obligations – 2.3%
Burundi – 1.1%
	The African Export-Import Bank (NR/Baa1)(a)(c)
	$200,000	3.798%		05/17/31	$184,474
	The Eastern & Southern African Trade & Development Bank (NR/Baa3)
	390,000	4.875		05/23/24	391,607

					576,081

China(e) – 0.0%
	NIO, Inc. (NR/NR)
	10,000	0.500		02/01/27	8,138

Israel(a)(c) – 0.1%
	Leviathan Bond Ltd. (BB-/Ba3)
	50,000	5.750		06/30/23	50,494

Mexico – 0.1%
	Petroleos Mexicanos (BBB/Ba3)
	20,000	6.490	(c)	01/23/27	20,258
	30,000	6.500		03/13/27	30,352

					50,610

Thailand(a)(c) – 0.4%
	GC Treasury Center Co. Ltd. (BBB/Baa2)
	200,000	2.980		03/18/31	183,155

Venezuela(f) – 0.6%
	Petroleos de Venezuela SA (NR/NR)
	9,280,000	6.000		10/28/22	324,800

	TOTAL CORPORATE OBLIGATIONS
	(Cost $4,042,847)				$1,193,278

Structured Notes – 7.8%
United Kingdom(a) – 1.8%
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
IDR	12,570,000,000	7.500%		08/19/32	$909,329

United States – 6.0%
	Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000		07/25/24	1,148,184
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
EGP	6,000,000	14.060	(a)	01/14/26	320,264
	2,750,000	14.060		01/14/26	146,788
	2,025,000	14.060		01/14/26	108,089
	3,250,000	14.060		01/14/26	173,476
IDR	3,334,000,000	7.500	(a)(g)	06/17/35	238,284

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Structured Notes – (continued)
United States – (continued)
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(a)
$5,558,000,000	7.000%	05/17/27	$404,781
7,753,000,000	6.500	02/15/31	530,092

			3,069,958

TOTAL STRUCTURED NOTES
(Cost $5,445,320)			$3,979,287

Shares	Dividend Rate	Value

Investment Company(h) – 14.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,571,306	0.253%	$7,571,306
(Cost $7,571,306)

TOTAL INVESTMENTS – 97.3%
(Cost $58,100,699)		$49,968,486

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		1,401,931

NET ASSETS – 100.0%		$51,370,417

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2022.

(f)	Security is currently in default and/or non-income producing.

(g)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(h)	Represents an affiliated issuer.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LLC	—Limited Liability Company
MIBOR	—Mumbai Interbank Offered Rate
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
SOFR	—Secured Overnight Funding Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	USD	1,534,324	MYR	6,434,033	04/29/22	$10,362
JPMorgan Securities, Inc.	AUD	130,359	EUR	86,937	06/15/22	1,217
	AUD	8,996	NZD	9,593	04/11/22	85
	AUD	405,178	USD	295,592	06/15/22	8,006
	BRL	14,445,847	USD	2,966,891	04/04/22	63,535
	CAD	619,350	USD	484,652	06/15/22	10,673
	CHF	100,514	EUR	97,996	06/15/22	405
	CHF	223,074	USD	241,404	06/15/22	807
	CLP	802,832,876	USD	995,497	04/27/22	19,905
	CNH	1,115,960	USD	173,826	04/19/22	1,562
	CNH	1,285,555	USD	201,277	04/22/22	724
	CNH	1,307,367	USD	204,949	04/25/22	438
	CNH	6,989,761	USD	1,090,590	06/15/22	4,481
	COP	786,675,236	USD	201,919	05/16/22	5,268
	CZK	53,361,506	USD	2,302,744	06/15/22	93,592
	EUR	173,968	CHF	176,328	06/15/22	1,570
	EUR	316,852	USD	348,277	04/05/22	2,287
	EUR	652,397	USD	715,844	04/06/22	5,989
	GBP	256,521	USD	335,843	04/25/22	1,080
	HUF	155,147,939	USD	453,710	06/15/22	8,473
	IDR	4,963,204,140	USD	344,524	05/13/22	1,036
	IDR	1,372,524,522	USD	94,958	06/15/22	487
	ILS	170,901	USD	53,016	04/26/22	562
	ILS	309,927	USD	95,351	06/15/22	2,002
	INR	28,519,708	USD	374,299	04/04/22	1,431
	KRW	364,709,928	USD	296,518	04/11/22	3,607
	MXN	57,201,094	USD	2,690,391	06/15/22	146,187
	NOK	2,313,500	USD	256,975	06/15/22	5,683
	PEN	1,288,642	USD	338,683	04/29/22	10,759
	PHP	10,556,944	USD	201,276	06/08/22	1,535
	PLN	387,921	EUR	82,646	04/25/22	612
	PLN	2,390,866	USD	556,794	06/15/22	7,909
	RON	7,559,662	USD	1,652,177	06/15/22	22,455
	RUB	2,423,842	USD	19,161	05/04/22	9,019
	SEK	3,893,404	EUR	370,910	06/15/22	3,362
	SEK	986,521	USD	105,061	06/15/22	68
	SGD	1,443,212	USD	1,062,232	04/06/22	2,555
	SGD	462,720	USD	340,235	06/15/22	1,169
	THB	14,066,647	USD	423,248	06/15/22	287
	TRY	5,656,603	USD	295,693	02/08/23	5,938
	TWD	3,095,463	USD	107,507	04/15/22	594
	USD	1,969,956	BRL	9,440,785	05/03/22	5,297
	USD	464,715	CLP	367,020,920	04/27/22	516
	USD	45,908	CNH	290,758	04/01/22	159
	USD	345,736	CNH	2,200,117	06/15/22	1,048
	USD	86,666	CZK	1,920,768	06/15/22	410
	USD	104,102	EUR	93,862	04/06/22	250
	USD	112,328	GBP	85,507	04/25/22	21
	USD	106,741	GBP	81,085	06/15/22	254

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD	455,048	INR	34,468,743	04/04/22	$943
	USD	376,214	INR	28,519,708	04/05/22	644
	USD	693,468	INR	52,314,679	04/13/22	5,832
	USD	767,020	JPY	90,568,783	06/15/22	21,530
	USD	839,130	KRW	1,010,060,244	04/11/22	7,937
	USD	106,903	NZD	154,146	06/15/22	213
	USD	365,601	TRY	3,578,462	04/06/22	122,435
	USD	685,000	TRY	6,609,908	06/14/22	259,619
	USD	121,722	TRY	2,000,481	01/18/23	13,405
	USD	221,611	TRY	3,656,123	01/24/23	24,518
	USD	98,129	TWD	2,722,976	04/15/22	3,036
	ZAR	2,803,972	USD	181,487	04/08/22	10,209
	ZAR	3,683,730	USD	247,997	04/25/22	3,294
	ZAR	19,400,338	USD	1,264,842	06/15/22	49,880

TOTAL						$999,166

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	MYR	3,327,000	USD	789,642	04/29/22	$(1,611)
JPMorgan Securities, Inc.	AUD	143,071	EUR	97,141	06/15/22	(580)
	BRL	212,099	USD	44,196	05/03/22	(58)
	CAD	134,404	EUR	96,884	06/15/22	(8)
	CHF	378,931	EUR	371,150	06/15/22	(368)
	CLP	33,861,870	USD	42,928	06/15/22	(449)
	CNH	352,582	USD	55,380	04/28/22
	COP	626,604,997	USD	165,322	05/16/22	(292)
	EUR	96,875	CAD	135,036	06/15/22	(508)
	EUR	87,131	CZK	2,269,328	06/15/22	(5,234)
	EUR	29,895	PLN	141,040	04/25/22	(392)
	EUR	66,327	SEK	693,651	04/25/22	(379)
	EUR	321,542	SEK	3,412,897	06/15/22	(6,933)
	EUR	476,241	USD	531,753	06/15/22	(3,344)
	IDR	44,052,975,562	USD	3,068,380	05/13/22	(1,218)
	ILS	8,499,663	USD	2,678,073	04/21/22	(13,660)
	ILS	149,682	USD	47,036	04/26/22	(111)
	INR	28,519,708	USD	376,410	04/04/22	(679)
	INR	57,039,416	USD	752,064	04/05/22	(924)
	INR	45,274,547	USD	601,906	04/13/22	(6,806)
	INR	1,151,549	USD	15,157	05/05/22	(73)
	INR	8,176,405	USD	107,000	06/15/22	(376)
	JPY	63,767,039	USD	552,676	06/15/22	(27,796)
	KRW	612,383,410	USD	509,183	04/11/22	(5,244)
	KRW	52,224,957	USD	43,097	06/15/22	(135)
	NOK	2,808,011	EUR	291,831	06/15/22	(4,999)
	NOK	892,148	USD	101,736	06/15/22	(448)
	NZD	19,684	USD	13,681	04/28/22	(44)
	NZD	20,264	USD	14,094	04/29/22	(56)
	RUB	54,667,474	USD	711,198	05/04/22	(75,633)
	SEK	1,262,863	EUR	122,210	04/25/22	(921)

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	SEK	1,000,515	USD	108,157	06/15/22	$(1,536)
	THB	5,045,612	USD	152,290	06/15/22	(371)
	TRY	3,587,791	USD	358,303	04/06/22	(114,503)
	TRY	6,609,908	USD	536,029	06/14/22	(110,648)
	TRY	2,000,481	USD	116,246	01/18/23	(7,929)
	TRY	3,656,122	USD	205,446	01/24/23	(8,353)
	TWD	2,717,901	USD	95,937	06/15/22	(689)
	USD	2,869,434	BRL	14,445,848	04/04/22	(160,993)
	USD	201,866	CHF	186,529	06/15/22	(665)
	USD	64,867	CLP	51,775,574	06/15/22	(85)
	USD	205,559	CNH	1,311,554	04/22/22	(527)
	USD	684,284	CNH	4,386,328	06/15/22	(2,912)
	USD	1,406,166	COP	5,555,413,272	05/16/22	(56,964)
	USD	329,598	EUR	299,725	04/05/22	(2,017)
	USD	684,863	EUR	620,771	04/06/22	(1,978)
	USD	1,119,555	EUR	1,020,756	06/15/22	(13,019)
	USD	112,097	GBP	85,507	04/25/22	(210)
	USD	445,619	GBP	339,818	06/15/22	(655)
	USD	567,556	HUF	199,584,969	06/15/22	(27,004)
	USD	546,637	IDR	7,870,090,980	05/13/22	(1,313)
	USD	1,823,352	IDR	26,396,296,404	05/31/22	(13,424)
	USD	42,469	ILS	137,461	04/18/22	(619)
	USD	232,132	ILS	748,209	04/26/22	(2,431)
	USD	2,358,181	ILS	7,695,662	06/15/22	(59,140)
	USD	388,668	ILS	1,249,969	09/07/22	(5,511)
	USD	296,719	INR	22,570,673	04/04/22	(636)
	USD	374,250	INR	28,519,708	04/05/22	(1,320)
	USD	95,446	INR	7,327,072	04/13/22	(863)
	USD	308,941	INR	23,882,701	06/15/22	(2,499)
	USD	145,128	KRW	177,254,775	06/15/22	(686)
	USD	1,358,807	MXN	28,401,911	06/15/22	(49,633)
	USD	505,009	NZD	740,476	06/15/22	(7,502)
	USD	114,292	PHP	6,070,964	06/08/22	(2,338)
	USD	77,656	PLN	333,143	06/15/22	(1,029)
	USD	536,069	RUB	57,091,317	04/21/22	(140,832)
	USD	314,305	SEK	3,043,457	06/15/22	(10,024)
	USD	1,060,561	SGD	1,443,421	04/06/22	(4,379)
	USD	255,813	THB	8,569,980	06/15/22	(2,222)
	USD	306,952	TRY	5,052,763	06/15/22	(17,954)
	USD	392,500	TWD	11,308,475	04/15/22	(2,419)
	USD	1,506,275	ZAR	22,737,121	06/15/22	(34,571)
	ZAR	1,251,799	USD	85,516	04/25/22	(121)
Morgan Stanley & Co.	MYR	24,354,103	USD	5,824,250	04/29/22	(55,753)

TOTAL						$(1,087,556)

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	6	06/21/22	$1,062,750	$(35,979)
Ultra 10 Year U.S. Treasury Notes	40	06/21/22	5,418,750	(172,650)
5 Year U.S. Treasury Notes	3	06/30/22	344,062	2,620

Total				$(206,009)
Short position contracts:
2 Year U.S. Treasury Notes	(8)	06/30/22	(1,695,375)	11,200
10 Year U.S. Treasury Notes	(27)	06/21/22	(3,317,625)	58,002
20 Year U.S. Treasury Bonds	(24)	06/21/22	(3,601,500)	107,718

Total				$176,920

TOTAL FUTURES CONTRACTS				$(29,089)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)			Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M KLIBOR	3.000%	BofA Securities LLC	12/15/31	MYR	3,400	(b)	$(50,047)	$(4,356)	$(45,691)
3M KLIBOR	3.250	Citibank NA	12/15/31		1,460		(13,876)	(5,016)	(8,860)
3M KLIBOR	3.650	Citibank NA	02/27/24		3,020		13,414	—	13,414
3M KLIBOR	2.131	Citibank NA	02/02/26		2,240		(21,089)	—	(21,089)
3M KLIBOR	3.693	MS & Co. Int. PLC	03/01/24		5,490		25,131	—	25,131
3M KLIBOR	3.605	MS & Co. Int. PLC	03/06/24		8,470		35,011	—	35,011
3M KLIBOR	3.330	MS & Co. Int. PLC	05/31/24		2,610		7,407	—	7,407
3M KLIBOR	3.500	MS & Co. Int. PLC	06/16/26		1,030		(12,527)	(7,520)	(5,007)
3M KLIBOR	2.000	MS & Co. Int. PLC	06/16/26		3,270		(39,771)	(3,805)	(35,966)

TOTAL							$(56,347)	$(20,697)	$(35,650)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	10.565%(a)	01/02/23	BRL	550	$(982)	$—	$(982)
1M BID Avg(a)	12.400(a)	01/02/23		3,070	5,271	(121)	5,392
5.800%(a)	1M BID Avg(a)	01/02/23		8,000	80,349	1,819	78,530
1M BID Avg(b)	7.200(b)	01/02/23		7,850	(63,750)	369	(64,119)
1M BID Avg(a)	12.300(a)	01/02/24		3,530	8,479	(10,925)	19,404
11.905(a)	1M BID Avg(a)	01/02/24		775	(542)	—	(542)
12.185(a)	1M BID Avg(a)	01/02/24		1,050	(1,770)	—	(1,770)
3M KWCDC(c)	1.500(c)	03/16/24	KRW	954,240	(16,061)	(12,059)	(4,002)

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M CNY(c)	2.250%(c)	03/16/24	CNY	7,080		$171	$3,407	$(3,236)
(0.500)%(d)	6M EURO(d)	03/16/24	EUR	420		9,099	2,000	7,099
8.700(a)	Mexico IB TIIE 28D(a)	06/12/24	MXN	27,750	(e)	1,077	7	1,070
3M CNY(c)	2.250(c)	06/15/24	CNY	8,600	(e)	(464)	3,484	(3,948)
6.100(c)	3M JIBAR(c)	06/15/24	ZAR	22,778	(e)	5,898	11,673	(5,775)
4.500(d)	3M PRIBOR(d)	06/15/24	CZK	38,225	(e)	27,688	20,081	7,607
1.250(d)	3M TELBOR(d)	06/15/24	ILS	9,475	(e)	22,181	4,208	17,973
6.500(d)	6M BUBOR(d)	06/15/24	HUF	311,975	(e)	17,953	13,112	4,841
7.700(f)	6M CLICP(f)	06/15/24	CLP	722,050	(e)	(14,162)	(354)	(13,808)
4.750(d)	6M WIBOR(d)	06/15/24	PLN	16,086	(e)	79,680	90,812	(11,132)
8.650(c)	Colombia IBR Overnight IB(c)	06/15/24	COP	7,211,720	(e)	(1,481)	(60)	(1,421)
1M BID Average(a)	12.060(a)	01/02/25	BRL	2,780		7,423	(8,409)	15,832
3M PRIBOR(d)	4.350(d)	01/07/25	CZK	5,775		(4,326)	459	(4,785)
3M PRIBOR(d)	4.350(d)	01/10/25		5,750		(4,305)	371	(4,676)
6M MIBOR(f)	5.500(f)	09/15/26	INR	81,280		(14,933)	(3,327)	(11,606)
1M BID Avg(a)	11.230(a)	01/04/27	BRL	4,360		7,531	(24,855)	32,386
8.495(a)	1M BID Avg(a)	01/04/27		4,955		66,099	(29,163)	95,262
5.500(f)	6M MIBOR(f)	03/16/27	INR	164,020		42,143	43,404	(1,261)
3M PRIBOR(d)	3.400(d)	03/16/27	CZK	17,025		(35,171)	529	(35,700)
(0.250)(d)	6M EURO(d)	03/16/27	EUR	270		17,773	2,401	15,372
3M CNY(c)	2.250(c)	06/15/27	CNY	680	(e)	(1,050)	(352)	(698)
6M CLICP(f)	6.450(f)	06/15/27	CLP	677,160	(e)	8,960	2,862	6,098
Colombia IBR Overnight IB(c)	8.200(c)	06/15/27	COP	1,579,680	(e)	(13)	(13)
0.000(d)	6M EURO(d)	03/16/29	EUR	450		35,836	8,077	27,759
3M PRIBOR(d)	3.400(d)	06/15/29	CZK	3,500	(e)	(6,756)	(12)	(6,744)
3M PRIBOR(d)	3.600(d)	01/19/31		8,250		(10,877)	(5,488)	(5,389)
1.500(d)	3M SOFR(d)	03/16/32		$1,940		106,243	(3,320)	109,563
0.250(d)	6M EURO(d)	03/16/32	EUR	100		9,859	8,401	1,458
Mexico Interbank TIIE 28 Days(a)	8.400(a)	06/02/32	MXN	14,740	(e)	9,657	(10,987)	20,644
5.000(d)	6M BUBOR(d)	06/15/32	HUF	186,184	(e)	35,925	25,945	9,980
3M TELBOR(d)	1.750(d)	06/15/32	ILS	3,175	(e)	(33,014)	(6,271)	(26,743)
3M KWCDC(c)	2.500(c)	06/15/32	KRW	878,360	(e)	(11,899)	6,350	(18,249)
3M PRIBOR(d)	3.250(d)	06/15/32	CZK	11,839	(e)	(27,390)	(30,678)	3,288
5.800(f)	6M CLICP(f)	06/15/32	CLP	105,880	(e)	1,887	—	1,887
3.750(d)	6M WIBOR(d)	06/15/32	PLN	2,625	(e)	47,993	32,940	15,053
3M JIBAR(c)	8.000(c)	06/15/32	ZAR	7,600	(e)	(1,739)	(8,500)	6,761
8.300(c)	Colombia IBR Overnight IB(c)	06/15/32	COP	635,390	(e)	(5,953)	121	(6,074)
0.500(d)	6M EURO(d)	03/16/37	EUR	150		18,078	(4,899)	22,977

TOTAL						$416,615	$123,039	$293,576

(a)	Payments made monthly.
(b)	Payments made at maturity.
(c)	Payments made quarterly.
(d)	Payments made annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(f)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
State of Qatar, 9.750%, 06/15/30	1.000%	0.277%	12/20/24	$410	$8,052	$6,265	$1,787
Republic of South Africa, 5.875%, 03/16/22	1.000	1.915	12/20/26	20	(792)	(1,072)	280
Republic of Turkey, 11.875% 01/15/22	1.000	5.449	12/20/26	20	(3,456)	(4,168)	712
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.467	12/20/26	330	8,002	6,841	1,161
United Mexican States, 4.150%, 03/28/27	1.000	1.003	06/20/27	20	2	(202)	204
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.840	06/20/27	370	3,006	722	2,284
Republic of Brazil, 4.250%, 01/07/25	1.000	2.071	06/20/27	20	(1,009)	(1,111)	102
ICE CD ITXEB 37	1.000	1.007	06/20/27	700	(26)	(2,621)	2,595

TOTAL					$13,779	$4,654	$9,125

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put SGD	HSBC Bank PLC	$1.362	04/04/2022	1,863,795	$1,863,795	$600	$4,315	$(3,715)
Call USD/Put ZAR	Morgan Stanley & Co.	16.045	04/06/2022	391,000	391,000	3	3,487	(3,484)
Call USD/Put CNH	JPMorgan Securities, Inc.	6.420	04/13/2022	384,000	384,000	162	2,028	(1,866)
Call USD/Put ILS	MS & Co. Int. PLC	3.330	04/14/2022	770,000	770,000	146	4,503	(4,357)
Call USD/Put CNH	BofA Securities LLC	6.387	04/20/2022	430,000	430,000	754	1,959	(1,205)
Call USD/Put ILS	MS & Co. Int. PLC	3.268	04/21/2022	857,000	857,000	1,239	4,062	(2,823)
Call USD/Put CNH	MS & Co. Int. PLC	6.379	04/21/2022	429,000	429,000	956	1,894	(938)
Call USD/Put ZAR	Citibank NA	15.315	04/21/2022	428,000	428,000	1,210	2,882	(1,672)
Call USD/Put INR	Citibank NA	76.705	05/02/2022	1,741,000	1,741,000	6,417	6,417	—

				7,293,795	$7,293,795	$11,487	$31,547	$(20,060)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
Put EUR/Call USD	Morgan Stanley & Co.	$1.100	04/01/2022	774,000	$774,000	$147	$5,476	$(5,329)
Put EUR/Call USD	Morgan Stanley & Co.	1.090	04/04/2022	1,177,000	1,177,000	333	3,824	(3,491)
Put EUR/Call USD	JPMorgan Securities, Inc.	1.101	04/04/2022	776,000	776,000	1,332	4,721	(3,389)
Put GBP/Call USD	Citibank NA	1.305	04/21/2022	1,291,000	1,291,000	8,817	7,331	1,486
Put NZD/Call USD	UBS AG (London)	0.683	04/26/2022	1,231,000	1,231,000	4,592	5,295	(703)
Put NZD/Call USD	UBS AG (London)	0.684	04/27/2022	1,238,000	1,238,000	4,917	5,317	(400)

				6,487,000	$6,487,000	$20,138	$31,964	$(11,826)

Total purchased option contracts				13,780,795	$13,780,795	$31,625	$63,511	$(31,886)
Written option contracts
Calls
Call EUR/Put USD	Barclays Bank PLC	10.330	04/27/2022	(129,000)	(129,000)	(1,724)	(1,430)	(294)
Call EUR/Put PLN	Citibank NA	4.723	04/21/2022	(128,000)	(128,000)	(1,095)	(1,664)	569
Call EUR/Put SEK	Citibank NA	10.384	04/21/2022	(128,000)	(128,000)	(1,185)	(1,414)	229
Call USD/Put INR	Citibank NA	75.975	05/02/2022	(871,000)	(871,000)	(5,811)	(5,811)	—
Call EUR/Put PLN	BofA Securities LLC	4.640	04/28/2022	(129,000)	(129,000)	(2,249)	(2,614)	365
Call USD/Put CNH	BofA Securities LLC	6.444	04/20/2022	(430,000)	(430,000)	(252)	(682)	430
Call USD/Put SGD	JPMorgan Securities, Inc.	1.362	04/04/2022	(1,884,567)	(1,884,567)	(1,037)	(4,270)	3,233
Call USD/Put CNH	JPMorgan Securities, Inc.	6.485	04/13/2022	(384,000)	(384,000)	(36)	(761)	725
Call USD/Put CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(142,000)	(142,000)	(308)	(737)	429
Call USD/Put CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(144,000)	(144,000)	(615)	(615)	—
Call USD/Put ILS	MS & Co. Int. PLC	3.270	04/14/2022	(385,000)	(385,000)	(301)	(4,540)	4,239
Call USD/Put ILS	MS & Co. Int. PLC	3.223	04/21/2022	(429,000)	(429,000)	(1,558)	(3,998)	2,440
Call USD/Put CNH	MS & Co. Int. PLC	6.435	04/21/2022	(429,000)	(429,000)	(322)	(640)	318
Call AUD/Put NZD	UBS AG (London)	1.088	04/07/2022	(262,000)	(262,000)	(192)	(465)	273

				(5,874,567)	$(5,874,567)	$(16,685)	$(29,641)	$12,956

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
Put EUR/Call USD	Barclays Bank PLC	$10.330	04/27/2022	(129,000)	$(129,000)	$(759)	$(1,085)	$326
Put GBP/Call USD	Citibank NA	1.322	04/21/2022	(645,000)	(645,000)	(9,375)	(7,349)	(2,026)
Put EUR/Call PLN	Citibank NA	4.723	04/21/2022	(128,000)	(128,000)	(2,944)	(1,664)	(1,280)
Put EUR/Call SEK	Citibank NA	10.384	04/21/2022	(128,000)	(128,000)	(970)	(1,414)	444
Put USD/Call ZAR	Citibank NA	14.483	04/21/2022	(428,000)	(428,000)	(3,401)	(2,414)	(987)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.350	04/13/2022	(384,000)	(384,000)	(682)	(675)	(7)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.391	04/26/2022	(142,000)	(142,000)	(927)	(571)	(356)
Put USD/Call CNH	JPMorgan Securities, Inc.	6.358	04/29/2022	(144,000)	(144,000)	(490)	(490)	—
Put USD/Call ZAR	MS & Co. Int. PLC	14.960	04/06/2022	(391,000)	(391,000)	(9,580)	(2,744)	(6,836)
Put USD/Call CNH	MS & Co. Int. PLC	6.325	04/21/2022	(429,000)	(429,000)	(439)	(657)	218
Put EUR/Call PLN	BofA Securities LLC	4.640	04/28/2022	(129,000)	(129,000)	(1,437)	(1,200)	(237)
Put USD/Call CNH	BofA Securities LLC	6.330	04/20/2022	(430,000)	(430,000)	(518)	(669)	151
Put EUR/Call USD	JPMorgan Securities, Inc.	1.087	04/04/2022	(1,164,000)	(1,164,000)	(179)	(2,724)	2,545
Put EUR/Call USD	MS & Co. Int. PLC	1.083	04/01/2022	(1,162,000)	(1,162,000)	(1)	(3,018)	3,017
Put AUD/Call NZD	UBS AG (London)	1.065	04/07/2022	(262,000)	(262,000)	(50)	(455)	405
Put NZD/Call USD	UBS AG (London)	0.695	04/26/2022	(615,000)	(615,000)	(5,148)	(5,261)	113
Put NZD/Call USD	UBS AG (London)	0.696	04/27/2022	(619,000)	(619,000)	(5,423)	(5,309)	(114)

				(7,329,000)	$(7,329,000)	$(42,323)	$(37,699)	$(4,624)

Total written option contracts				(13,203,567)	$(13,203,567)	$(59,008)	$(67,340)	$8,332

TOTAL				577,228	$577,228	$(27,383)	$(3,829)	$(23,554)

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 109.1%
Collateralized Mortgage Obligations – 5.2%
Interest Only(a) – 1.1%
FHLMC REMIC Series 3852, Class SW(b) (-1x 1M USD LIBOR + 6.000%)
$145,951	5.603%	05/15/41	$18,733
FHLMC REMIC Series 4314, Class SE(b) (-1x 1M USD LIBOR + 6.050%)
135,010	5.653	03/15/44	18,363
FHLMC REMIC Series 4456, Class IO
78,996	4.500	10/15/44	13,962
FHLMC REMIC Series 4468, Class SY(b) (-1x 1M USD LIBOR + 6.100%)
132,905	5.703	05/15/45	21,825
FHLMC REMIC Series 4583, Class ST(b) (-1x 1M USD LIBOR + 6.000%)
583,491	5.603	05/15/46	92,037
FHLMC REMIC Series 4998, Class GI
557,775	4.000	08/25/50	102,952
FHLMC REMIC Series 5012, Class DI
206,228	4.000	09/25/50	38,526
FNMA REMIC Series 2007-36, Class SN(b) (-1x1M USD LIBOR + 6.770%)
216,642	6.313	04/25/37	33,766
FNMA REMIC Series 2008-17, Class SI(b) (-1x1M USD LIBOR + 6.300%)
281,404	5.843	03/25/38	37,075
FNMA REMIC Series 2011-124, Class SC(b) (-1x 1M USD LIBOR + 6.550%)
115,077	6.093	12/25/41	16,890
FNMA REMIC Series 2012-88, Class SB(b) (-1x 1M USD LIBOR + 6.670%)
145,656	6.213	07/25/42	19,315
FNMA REMIC Series 2017-104, Class SB(b) (-1x1M USD LIBOR + 6.150%)
416,297	5.693	01/25/48	64,607
FNMA REMIC Series 2018-8, Class SA(b) (-1x 1M USD LIBOR + 6.150%)
326,714	5.693	02/25/48	46,378
FNMA REMIC Series 2020-38, Class TI
563,933	4.000	06/25/50	96,975
FNMA REMIC Series 2020-60, Class NI
191,525	4.000	09/25/50	35,697
GNMA REMIC Series 2010-20, Class SE(b) (-1x 1M USD LIBOR + 6.250%)
214,447	5.801	02/20/40	32,410
GNMA REMIC Series 2013-124, Class CS(b) (-1x 1M USD LIBOR + 6.050%)
717,382	5.601	08/20/43	118,632
GNMA REMIC Series 2014-11, Class KI
55,521	4.500	12/20/42	2,985
GNMA REMIC Series 2014-132, Class SL(b) (-1x 1M USD LIBOR + 6.100%)
215,333	5.651	10/20/43	18,268
GNMA REMIC Series 2015-111, Class IM
392,727	4.000	08/20/45	53,254

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M USD LIBOR + 6.200%)
148,243	5.751	08/20/45	22,481
GNMA REMIC Series 2015-119, Class SN(b) (-1x 1M USD LIBOR + 6.250%)
298,794	5.801	08/20/45	45,339
GNMA REMIC Series 2015-129, Class IC
281,967	4.500	09/16/45	49,633
GNMA REMIC Series 2015-72, Class JI
13,007	3.500	05/20/45	1,103
GNMA REMIC Series 2015-83, Class PI
27,871	3.500	06/20/45	3,154
GNMA REMIC Series 2015-90, Class PI
15,132	3.500	04/20/45	1,076
GNMA REMIC Series 2016-1, Class ST(b) (-1x 1M USD LIBOR + 6.200%)
140,626	5.751	01/20/46	20,814
GNMA REMIC Series 2016-138, Class DI
92,328	4.000	10/20/46	14,491
GNMA REMIC Series 2016-27, Class IA
249,775	4.000	06/20/45	27,448
GNMA REMIC Series 2017-112, Class SJ(b) (-1x 1M USD LIBOR + 5.660%)
430,237	5.211	07/20/47	49,094
GNMA REMIC Series 2018-124, Class SN(b) (-1x 1M USD LIBOR + 6.200%)
816,377	5.751	09/20/48	112,126
GNMA REMIC Series 2018-139, Class SQ(b) (-1x 1M USD LIBOR + 6.150%)
364,129	5.701	10/20/48	42,378
GNMA REMIC Series 2018-67, Class PS(b) (-1x 1M USD LIBOR + 6.200%)
627,860	5.751	05/20/48	76,471
GNMA REMIC Series 2018-7, Class DS(b) (-1x1M USD LIBOR + 5.700%)
497,179	5.251	01/20/48	60,085
GNMA REMIC Series 2019-1, Class SN(b) (-1x 1M USD LIBOR + 6.050%)
318,511	5.601	01/20/49	37,123
GNMA REMIC Series 2019-110, Class SD(b) (-1x 1M USD LIBOR + 6.100%)
594,591	5.651	09/20/49	70,770
GNMA REMIC Series 2019-110, Class SE(b) (-1x 1M USD LIBOR + 6.100%)
608,142	5.651	09/20/49	70,653
GNMA REMIC Series 2019-151, Class NI
1,666,629	3.500	10/20/49	202,921
GNMA REMIC Series 2019-153, Class EI
2,700,351	4.000	12/20/49	402,513
GNMA REMIC Series 2019-20, Class SF(b) (-1x 1M USD LIBOR + 3.790%)
547,144	3.341	02/20/49	27,946
GNMA REMIC Series 2019-6, Class SA(b) (-1x 1M USD LIBOR + 6.050%)
210,836	5.601	01/20/49	26,862

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2019-78, Class SE(b) (-1x 1M USD LIBOR + 6.100%)
$218,009	5.651%	06/20/49	$25,320
GNMA REMIC Series 2020-146, Class IM
1,364,635	2.500	10/20/50	170,716
GNMA REMIC Series 2020-146, Class KI
1,796,926	2.500	10/20/50	219,118
GNMA REMIC Series 2020-173, Class AI
469,449	2.500	11/20/50	50,339
GNMA REMIC Series 2020-21, Class SA(b) (-1x 1M USD LIBOR + 6.050%)
799,702	5.601	02/20/50	120,280
GNMA REMIC Series 2020-55, Class AS(b) (-1x 1M USD LIBOR + 6.050%)
320,720	5.601	04/20/50	47,881
GNMA REMIC Series 2020-78, Class DI
828,513	4.000	06/20/50	116,341

			2,997,126

Regular Floater(b) – 1.1%
FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
56,729	0.907	07/25/41	57,269
FNMA REMIC Series 2017-96, Class FA (1M USD LIBOR + 0.400%)
1,282,614	0.857	12/25/57	1,289,059
GNMA REMIC Series 2017-182, Class FN (1M USD LIBOR + 0.300%)
1,594,508	0.731	12/16/47	1,602,810

			2,949,138

Sequential Fixed Rate – 1.5%
FHLMC REMIC Series 2042, Class N
19,614	6.500	03/15/28	20,798
FHLMC REMIC Series 3748, Class D
15,220	4.000	11/15/39	15,261
FHLMC REMIC Series 4577, Class HM(c)
371,302	4.000	12/15/50	384,880
FNMA REMIC Series 2000-16, Class ZG
77,269	8.500	06/25/30	85,933
FNMA REMIC Series 2005-59, Class KZ
483,545	5.500	07/25/35	516,271
FNMA REMIC Series 2011-52, Class GB
227,616	5.000	06/25/41	241,422
FNMA REMIC Series 2011-99, Class DB
244,364	5.000	10/25/41	258,897
FNMA REMIC Series 2012-111, Class B
38,820	7.000	10/25/42	42,237
FNMA REMIC Series 2012-153, Class B
147,708	7.000	07/25/42	166,288
FNMA REMIC Series 2017-87, Class EA
2,212,576	3.000	04/25/44	2,192,935

			3,924,922
Sequential Floating Rate(b) – 1.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
22,321	2.629	04/25/35	21,926

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
47,536	1.641	09/25/35	44,067
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
94,196	3.010	07/25/35	91,179
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2(d) (SOFR30A + 1.650%)
142,000	1.749	12/25/41	134,547
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2(d) (SOFR30A + 1.550%)
162,000	1.649	10/25/41	157,162
CSMC Series 2021-NQM8, Class A1(d)
112,541	1.841	10/25/66	107,619
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2(d) (SOFR30A + 2.800%)
116,721	2.899	10/25/50	117,146
FHLMC STACR REMIC Trust Series 2021-DNA5, Class M2(d) (SOFR30A + 1.650%)
120,000	1.749	01/25/34	118,170
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A(d) (SOFR30A + 1.000%)
325,000	1.099	01/25/42	320,561
FHLMC STACR REMIC Trust Series 2022-HQA1, Class M1B(d) (SOFR30A + 3.500%)
120,000	3.550	03/25/42	122,819
FHLMC STACR Debt Notes Series 2015-HQ2, Class M3 (1M USD LIBOR + 3.250%)
256,364	3.707	05/25/25	258,959
FNMA Connecticut Avenue Securities Series 2016-C03, Class 1M2 (1M USD LIBOR + 5.300%)
17,705	5.757	10/25/28	18,395
FNMA Connecticut Avenue Securities Series 2016-C06, Class 1M2 (1M USD LIBOR + 4.250%)
176,705	4.707	04/25/29	184,424
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
27,234	0.929	01/19/36	26,303
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
12,686	1.177	10/25/34	12,380
JPMorgan Mortgage Trust Series 2021-6, Class A3(d)
458,749	2.500	10/25/51	423,071
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1(d)
628,638	2.520	05/25/52	579,835
JPMorgan Mortgage Trust Series 2022-LTV1,Class A2(d)
862,736	3.520	07/25/52	824,791
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
120,838	2.462	10/25/34	119,432
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(d)
101,029	3.750	05/28/52	101,846
Towd Point Mortgage Trust Series 2016-4, Class M1(d)
100,000	3.250	07/25/56	99,212
Verus Securitization Trust Series 2021-8, Class A1(d)
95,914	1.824	11/25/66	90,537

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(d)
$40,014	3.500%	07/25/49	$40,005

			4,014,386

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,885,572

Commercial Mortgage-Backed Securities – 5.8%
Sequential Fixed Rate – 5.1%
3650R Commercial Mortgage Trust Series 2021-PF1 , Class AS
$400,000	2.778%	11/15/54	$368,984
BANK Series 2018-BN14, Class D(d)
200,000	3.000	09/15/60	159,981
BANK Series 2018-BN15, Class D(d)
800,000	3.000	11/15/61	629,118
BANK Series 2019-BNK19, Class D(d)
100,000	3.000	08/15/61	78,871
BBCMS Mortgage Trust Series 2018-C2, Class A4
2,650,000	4.047	12/15/51	2,739,833
Benchmark Mortgage Trust Series 2019-B13, Class D(d)
300,000	2.500	08/15/57	228,174
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
1,900,000	3.006	01/15/53	1,846,107
Citigroup Commercial Mortgage Trust Series 2017-P7, Class D(d)
125,000	3.250	04/14/50	97,883
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D(d)
1,000,000	3.000	09/15/50	807,831
DOLP Trust Series 2021-NYC, Class A(d)
800,000	2.956	05/10/41	751,975
JPMBD Commercial Mortgage Trust Series 2017-C7, Class D(d)
670,000	3.000	10/15/50	544,517
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D(d)
150,000	3.060	10/15/48	134,761
Morgan Stanley Capital I Trust Series 2018-L1, Class A3
3,800,000	4.139	10/15/51	3,924,655
Morgan Stanley Capital I Trust Series 2018-L1, Class D(d)
900,000	3.000	10/15/51	704,371
Wells Fargo Commercial Mortgage Trust Series 2017-C38, Class D(d)
300,000	3.000	07/15/50	245,585
Wells Fargo Commercial Mortgage Trust Series 2017-RB1, Class D(d)
300,000	3.401	03/15/50	259,574

			13,522,220

Sequential Floating Rate(b) – 0.7%
BANK Series 2018-BN15, Class A4
900,000	4.407	11/15/61	953,597
BANK Series 2022-BNK40, Class A4
550,000	3.507	03/15/64	553,261
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class C
400,000	4.750	02/10/49	379,522

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Wells Fargo Commercial Mortgage Trust Series 2016-C37, Class D(d)
100,000	3.192	12/15/49	85,351

			1,971,731

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$15,493,951

Federal Agencies – 98.1%
Adjustable Rate FHLMC(b) – 0.0%
(1 Year CMT + 2.107%)
$4,722	2.213%	10/01/34	$4,940
(1 Year CMT + 2.174%)
6,104	2.234	09/01/33	6,362
(1 Year CMT + 2.250%)
17,160	2.393	04/01/33	17,884
(1 Year CMT + 2.250%)
7,875	2.375	11/01/34	8,199
(1 Year CMT + 2.250%)
5,674	2.478	02/01/35	5,897
(1 Year CMT + 2.250%)
19,344	2.348	06/01/35	20,189

			63,471

Adjustable Rate FNMA(b) – 0.1%
(1 Year CMT + 2.181%)
1,817	2.302	07/01/33	1,896
(1 Year CMT + 2.195%)
6,836	2.328	02/01/35	7,133
(1 Year CMT + 2.225%)
47,908	2.285	06/01/33	50,045
(1 Year CMT + 2.310%)
616	2.400	04/01/34	642
(12M USD LIBOR + 1.620%)
13,905	2.050	03/01/35	14,418
(12M USD LIBOR + 1.645%)
18,401	1.919	12/01/33	19,037
(12M USD LIBOR + 1.670%)
7,318	1.920	11/01/34	7,610
(12M USD LIBOR + 1.810%)
8,185	2.223	04/01/35	8,539
(12M USD LIBOR + 2.044%)
21,150	2.383	05/01/35	22,120
(6M USD LIBOR + 1.412%)
2,246	1.614	06/01/33	2,312
(12M MTA + 1.125%)
5,309	1.473	06/01/32	5,385
(12M MTA + 1.166%)
5,696	1.473	11/01/40	5,777
(12M MTA + 1.191%)
2,945	1.473	01/01/38	2,975
(COF + 1.249%)
9,690	1.473	12/01/37	9,792
(COF + 1.250%)
5,402	1.475	08/01/32	5,500
(COF + 1.254%)
47,716	1.468	08/01/33	48,489

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(COF + 1.290%)
$5,746	1.473%	11/01/27	$5,809
(COF + 1.300%)
2,231	1.473	11/01/35	2,277
(COF + 1.315%)
5,359	1.475	05/01/33	5,475
(COF + 1.350%)
3,054	1.473	07/01/27	3,092

			228,323

Adjustable Rate GNMA(b) – 0.1%
(1 Year CMT + 1.500%)
1,697	1.875	06/20/23	1,697
1,041	1.625	07/20/23	1,039
1,045	1.625	08/20/23	1,043
2,488	1.625	09/20/23	2,481
1,061	2.000	03/20/24	1,065
9,882	1.875	04/20/24	9,908
1,369	1.875	05/20/24	1,374
9,759	1.875	06/20/24	9,782
2,071	2.000	06/20/24	2,078
3,061	1.625	07/20/24	3,056
4,031	2.000	07/20/24	4,037
6,354	1.625	08/20/24	6,345
3,659	2.000	08/20/24	3,666
3,142	1.625	09/20/24	3,139
3,851	2.000	11/20/24	3,854
1,464	2.000	12/20/24	1,465
3,544	2.500	12/20/24	3,561
2,809	2.000	01/20/25	2,829
1,808	2.000	02/20/25	1,821
6,852	2.000	05/20/25	6,894
7,066	2.000	07/20/25	7,098
3,026	2.000	02/20/26	3,059
154	1.625	07/20/26	154
8,121	2.000	01/20/27	8,236
2,800	2.000	02/20/27	2,840
26,582	1.875	04/20/27	26,850
2,849	1.875	05/20/27	2,879
4,614	1.875	06/20/27	4,664
1,392	1.750	11/20/27	1,399
4,237	1.750	12/20/27	4,259
9,576	2.000	01/20/28	9,736
3,165	2.000	02/20/28	3,219
3,045	2.000	03/20/28	3,098
16,125	1.625	07/20/29	16,367
7,120	1.625	08/20/29	7,228
1,740	1.625	09/20/29	1,766
8,706	1.750	10/20/29	8,784
12,146	1.750	11/20/29	12,277
2,367	1.750	12/20/29	2,399
3,478	2.000	01/20/30	3,554
1,118	2.000	02/20/30	1,143
8,590	2.000	03/20/30	8,783
9,085	1.875	04/20/30	9,233
14,933	1.875	05/20/30	15,182

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
12,726	2.000	05/20/30	12,951
3,411	1.875	06/20/30	3,470
22,551	2.000	07/20/30	22,902
5,217	2.000	09/20/30	5,303
7,671	1.750	10/20/30	7,800

			287,767

FHLMC – 8.2%
35,431	5.000	10/01/33	37,897
1,749	5.000	07/01/35	1,882
901	4.500	08/01/35	965
2,525	4.500	09/01/35	2,705
995	4.500	10/01/35	1,065
44,228	5.000	12/01/35	47,204
1,207	5.000	02/01/37	1,269
15,575	4.500	01/01/38	16,686
694	4.500	06/01/38	743
25,088	4.500	09/01/38	26,638
100	4.500	01/01/39	106
13,215	4.500	02/01/39	14,055
5,056	4.500	03/01/39	5,374
1,163	4.500	04/01/39	1,236
34,108	4.500	05/01/39	36,253
97,294	5.000	05/01/39	104,762
112,456	4.500	06/01/39	119,529
2,609	4.500	07/01/39	2,773
184,938	5.000	07/01/39	198,263
2,621	4.500	08/01/39	2,786
5,503	4.500	09/01/39	5,850
1,302	4.500	10/01/39	1,384
856	4.500	11/01/39	910
944	4.500	12/01/39	1,003
3,851	4.500	01/01/40	4,093
2,424	4.500	04/01/40	2,575
3,787	4.500	05/01/40	4,024
8,929	4.000	06/01/40	9,315
5,554	4.500	06/01/40	5,901
2,653	4.500	07/01/40	2,819
695	4.500	08/01/40	738
2,387	5.000	08/01/40	2,577
65,378	4.000	02/01/41	68,196
20,318	4.500	02/01/41	21,583
4,046	4.500	03/01/41	4,298
8,468	4.500	04/01/41	8,995
8,560	4.500	05/01/41	9,093
15,744	4.500	06/01/41	16,725
947	5.000	06/01/41	1,029
44,804	4.500	08/01/41	47,593
47,240	4.500	09/01/41	50,194
40,393	4.000	10/01/41	41,895
5,143	4.000	11/01/41	5,321
2,775	4.500	12/01/41	2,948
299,595	4.000	03/01/42	312,336
36,429	4.500	03/01/42	38,697
13,935	3.000	05/01/42	13,915
227,563	3.500	06/01/42	233,421

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$418,722	4.500%	06/01/42	$442,774
63,907	3.000	08/01/42	63,906
57,658	3.500	08/01/42	59,121
28,398	3.000	10/01/42	28,397
148,296	3.500	10/01/42	152,061
418,942	3.000	11/01/42	419,203
85,894	3.500	11/01/42	88,075
720,759	3.000	12/01/42	721,204
1,293,383	3.000	01/01/43	1,294,157
110,804	3.000	02/01/43	110,663
1,156,338	3.500	08/01/43	1,179,899
587,313	4.000	08/01/43	612,607
288,379	4.000	01/01/44	300,799
345,532	3.500	02/01/44	355,389
339,028	3.500	06/01/44	346,186
8,063	4.000	11/01/44	8,412
42,162	3.500	02/01/45	43,047
70,089	3.500	03/01/45	71,562
9,231	3.500	08/01/45	9,399
11,446	3.500	09/01/45	11,654
24,917	3.500	11/01/45	25,347
1,840,076	3.500	03/01/46	1,873,558
293,771	3.500	05/01/46	298,433
344,133	3.500	06/01/46	349,429
147,943	3.500	07/01/46	150,312
26,441	3.500	10/01/46	26,840
23,591	3.500	12/01/46	23,946
7,961,749	3.000	05/01/47	7,931,858
238,829	3.500	12/01/47	242,728
3,151,724	3.000	01/01/48	3,126,626

			21,907,211

FNMA – 6.1%
1,927	7.000	08/01/31	2,103
65,114	3.500	07/01/42	66,716
60,490	3.500	08/01/42	61,979
43,782	3.500	09/01/42	44,859
5,260	3.500	10/01/42	5,389
10,624	3.500	11/01/42	10,885
5,684	3.500	01/01/43	5,815
138,034	3.500	02/01/43	141,216
14,747	3.500	05/01/43	15,087
581,160	3.500	07/01/43	594,558
290,056	3.500	01/01/44	296,743
11,443	3.500	12/01/44	11,664
253,731	4.000	03/01/45	264,244
118,129	4.000	04/01/45	123,024
1,344,685	4.500	06/01/51	1,447,826
2,672,293	4.000	05/01/56	2,777,173
3,109,513	4.000	07/01/56	3,227,139
1,662,364	3.500	08/01/56	1,690,818
3,123,637	3.500	10/01/56	3,177,103
2,122,591	4.000	02/01/57	2,205,897

			16,170,238

Mortgage-Backed Obligations – (continued)
GNMA – 34.5%
2,484	6.000	04/15/26	2,543
162	6.500	01/15/32	171
653	6.500	02/15/32	709
185,115	5.500	04/15/33	200,839
4,102	5.000	11/15/33	4,411
514	6.500	08/15/34	570
537	6.500	02/15/36	599
1,224	6.500	03/15/36	1,359
2,095	6.500	04/15/36	2,314
6,746	6.500	05/15/36	7,506
3,340	6.500	06/15/36	3,710
19,820	6.500	07/15/36	22,057
18,889	6.500	08/15/36	21,045
39,157	6.500	09/15/36	43,662
16,369	6.500	10/15/36	18,263
25,522	6.500	11/15/36	28,581
11,302	6.500	12/15/36	12,581
4,733	6.500	01/15/37	5,280
1,514	6.500	03/15/37	1,688
3,262	6.500	04/15/37	3,647
801	6.500	05/15/37	882
853	6.500	08/15/37	955
5,770	6.500	09/15/37	6,437
7,236	6.500	10/15/37	8,221
2,681	6.500	11/15/37	2,968
2,132	6.500	05/15/38	2,369
1,057	6.500	02/15/39	1,177
161,534	5.000	01/20/40	171,361
140,313	4.500	05/15/40	151,767
97,586	5.000	07/15/40	103,458
145,864	3.500	09/15/42	150,436
179,229	3.500	02/15/45	183,707
35,267	4.000	05/20/45	36,598
25,920	4.000	07/20/45	26,898
44,822	4.000	10/20/45	46,472
139,287	4.000	01/20/46	144,412
595,238	4.500	03/20/46	633,788
1,260,727	3.000	06/20/46	1,257,893
844,241	3.500	09/20/46	859,227
358,187	3.500	10/20/46	364,545
383,987	3.500	12/20/46	390,803
364,402	3.500	01/20/47	370,871
396,590	3.500	02/20/47	403,630
2,320,878	4.500	02/20/47	2,466,005
7,442	3.500	03/20/47	7,561
247,015	4.500	03/20/47	261,082
1,862,626	3.500	04/20/47	1,891,062
12,673	3.500	05/20/47	12,846
1,366,906	4.500	05/20/47	1,442,190
1,894,315	4.000	06/20/47	1,955,143
234,302	4.500	06/20/47	247,206
70,840	4.500	07/20/47	74,631
17,843	3.500	08/20/47	18,116
672,335	4.500	08/20/47	708,314
4,218	3.500	09/20/47	4,276
6,971	3.500	10/20/47	7,066

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$459,512	3.500%	11/20/47		$465,794
880,885	3.500	12/20/47		892,926
1,220,643	3.500	01/20/48		1,237,328
757,955	4.500	09/20/48		788,450
220,516	5.000	09/20/48		229,929
1,950,227	5.000	11/20/48		2,031,952
912,014	4.500	12/20/48		947,709
796,768	5.000	12/20/48		830,157
37,525	3.500	01/20/49		38,038
1,266,612	4.500	01/20/49		1,315,888
1,506,563	5.000	01/20/49		1,569,343
1,035,811	4.000	02/20/49		1,060,251
431,583	4.500	02/20/49		448,373
657,535	4.500	03/20/49		683,116
976,869	5.000	03/20/49		1,017,652
1,193,393	4.000	04/20/49		1,220,898
740,161	4.000	05/20/49		756,873
144,804	5.000	06/20/49		150,748
2,463,016	3.000	07/20/49		2,450,352
539,246	3.500	07/20/49		546,083
2,126,869	3.000	08/20/49		2,114,243
2,449,367	3.500	09/20/49		2,477,167
464,485	4.500	10/20/49		482,374
280,357	3.500	12/20/49		283,291
466,222	3.000	05/20/50		462,486
824,532	3.500	12/20/50		830,188
1,653,494	3.500	02/20/51		1,665,090
915,552	3.000	07/20/51		905,993
1,955,313	3.000	11/20/51		1,934,898
4,921,136	3.000	12/20/51		4,869,755
9,000,000	2.500	TBA-30yr	(e)	8,728,507
19,000,000	3.000	TBA-30yr	(e)	18,780,375
15,000,000	3.500	TBA-30yr	(e)	15,088,213

				92,100,348

UMBS – 23.6%
233	7.000	06/01/22		233
209	7.000	07/01/22		210
118	4.500	04/01/23		120
146	4.500	07/01/23		147
3,051	4.500	08/01/23		3,077
3,709	4.500	09/01/23		3,740
1,034	5.000	01/01/33		1,104
140,186	4.500	07/01/36		148,772
12,859	4.500	12/01/36		13,646
118,348	4.500	02/01/39		125,688
3,379	4.500	03/01/39		3,563
4,013	4.500	05/01/39		4,230
2,068	4.500	07/01/39		2,181
2,017	4.000	08/01/39		2,103
5,216	4.500	09/01/39		5,539
8,226	4.500	10/01/39		8,737
20,378	4.500	02/01/40		21,475
3,253	4.500	03/01/40		3,455
45,306	4.500	04/01/40		48,103
18,382	4.500	06/01/40		19,406

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
101,032	4.500	09/01/40		107,249
4,205	4.500	12/01/40		4,465
37,674	4.500	01/01/41		40,000
12,676	4.500	04/01/41		13,452
21,106	4.500	06/01/41		22,399
19,059	4.500	07/01/41		20,226
85,626	4.500	08/01/41		91,159
82,320	4.500	09/01/41		87,362
72,395	3.500	10/01/41		73,841
39,572	4.500	10/01/41		41,995
21,408	3.500	11/01/41		21,839
56,064	4.500	11/01/41		59,498
40,190	4.500	12/01/41		42,652
71,936	3.500	01/01/42		73,350
36,856	4.500	01/01/42		38,893
8,868	3.500	02/01/42		9,052
267,159	4.000	03/01/42		278,316
2,563	4.500	03/01/42		2,726
59,501	4.000	04/01/42		61,986
10,213	4.500	04/01/42		10,839
6,568	3.500	05/01/42		6,716
28,844	3.500	06/01/42		29,572
62,216	3.000	09/01/42		62,092
20,049	3.500	09/01/42		20,542
141,092	3.500	10/01/42		144,565
327,338	3.000	12/01/42		326,855
54,138	3.500	12/01/42		55,504
75,827	3.000	01/01/43		76,125
26,389	3.000	02/01/43		26,510
187,197	3.500	02/01/43		191,550
750,081	3.000	03/01/43		753,519
644,651	3.500	03/01/43		658,647
822,655	3.000	04/01/43		826,425
607,337	3.500	04/01/43		619,257
315,067	2.500	05/01/43		305,735
979,372	3.000	05/01/43		983,859
122,607	3.500	05/01/43		125,197
34,214	3.000	06/01/43		34,371
541,761	3.500	06/01/43		553,413
295,433	3.000	07/01/43		296,786
1,579,572	3.500	07/01/43		1,611,885
796,191	3.500	08/01/43		811,903
27,433	3.500	09/01/43		28,048
55,082	3.500	01/01/44		56,249
22,094	3.500	08/01/44		22,521
33,629	3.500	09/01/44		34,353
78,456	3.500	10/01/44		80,461
31,776	5.000	12/01/44		34,187
20,360	3.500	01/01/45		20,772
224,869	4.000	02/01/45		233,442
96,846	3.500	03/01/45		98,770
43,990	3.500	04/01/45		44,785
592,003	3.500	05/01/45		607,131
1,048,852	4.500	06/01/45		1,111,204
61,790	3.500	07/01/45		62,886
9,756	3.500	11/01/45		9,917

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
$231,727	4.000%	11/01/45	$240,654
194,265	3.500	01/01/46	197,711
515,505	3.500	03/01/46	528,067
145,577	4.000	03/01/46	150,742
76,237	3.500	04/01/46	78,113
368,335	3.500	05/01/46	373,949
88,940	4.000	06/01/46	91,846
214,709	4.500	06/01/46	225,944
235,899	3.000	07/01/46	234,235
258,836	4.000	07/01/46	267,294
129,607	3.000	08/01/46	128,693
337,935	4.000	08/01/46	348,977
570,561	3.000	09/01/46	566,537
170,010	3.000	10/01/46	168,810
210,079	4.000	10/01/46	216,945
689,819	3.000	11/01/46	684,953
307,445	3.000	12/01/46	305,276
1,249,054	3.000	01/01/47	1,240,244
57,443	3.000	02/01/47	57,038
868,990	4.000	02/01/47	897,395
704,292	4.500	02/01/47	746,161
157,863	3.000	04/01/47	156,749
444,527	3.500	06/01/47	448,512
206,658	4.500	11/01/47	218,376
7,250	4.500	02/01/48	7,566
369,217	4.500	05/01/48	390,376
511,324	3.500	06/01/48	515,906
348,664	4.500	07/01/48	363,340
1,138,569	4.500	08/01/48	1,184,318
483,168	4.500	09/01/48	503,053
8,603	4.500	10/01/48	9,098
1,195,968	3.500	11/01/48	1,206,684
729,165	4.500	11/01/48	757,304
1,698,716	5.000	11/01/48	1,820,218
449,150	4.500	12/01/48	466,372
1,775,471	4.000	01/01/49	1,834,750
486,388	4.500	02/01/49	505,035
5,452	4.500	05/01/49	5,658
881,218	3.500	07/01/49	891,551
577,410	3.500	08/01/49	584,181
2,082,925	3.000	09/01/49	2,061,227
5,599	4.500	11/01/49	5,811
566,567	4.500	01/01/50	589,663
11,390	4.500	02/01/50	11,820
67,746	4.500	02/01/50	70,470
755,195	3.000	03/01/50	742,857
589,736	4.500	04/01/50	612,026
613,391	4.500	09/01/50	636,561
9,525,073	2.500	07/01/51	9,118,090
3,909,112	2.500	08/01/51	3,737,627
1,980,535	2.500	09/01/51	1,896,430
5,909,611	2.500	12/01/51	5,651,729
5,985,652	2.000	02/01/52	5,555,877

			62,791,401

Mortgage-Backed Obligations – (continued)
UMBS, 30 Year, Single Family(e) – 25.5%
7,000,000	1.500	TBA - 30yr	6,244,651
51,000,000	2.000	TBA -30yr	47,335,171
15,000,000	2.500	TBA -30yr	14,313,282

			67,893,104

TOTAL FEDERAL AGENCIES			$261,441,863

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $296,570,529)			$290,821,386

Asset-Backed Securities(b) – 8.5%
Collateralized Loan Obligations(d) – 6.0%
Battalion CLO Ltd. Series 2018-12A, Class A1 (3M USD LIBOR + 1.070%)
$800,000	1.539%	05/17/31	$794,702
CarVal CLO IV Ltd. Series 2021-1A, Class A1A (3M USD LIBOR + 1.180%)
2,750,000	1.434	07/20/34	2,723,075
Crown City CLO I Series 2020-1A, Class BR (3M USD LIBOR + 2.100%)
600,000	2.354	07/20/34	591,111
Jamestown CLO XVI Ltd. Series 2021-16A, Class A (3M USD LIBOR + 1.200%)
3,650,000	1.458	07/25/34	3,629,031
Magnetite XVI Ltd. Series 2015-16A, Class AR (3M USD LIBOR + 0.800%)
1,377,013	1.041	01/18/28	1,372,853
Shackleton 2019-XIV CLO Ltd. Series 2019-14A, Class A1R (3M USD LIBOR + 1.200%)
2,750,000	1.454	07/20/34	2,724,153
Sound Point CLO XVIII Ltd. Series 2017-4A, Class A2A (3M USD LIBOR + 1.400%)
850,000	1.654	01/21/31	831,448
Sound Point CLO XVIII Ltd. Series 2017-4A, Class B (3M USD LIBOR + 1.800%)
550,000	2.054	01/21/31	521,287
York CLO 1 Ltd. Series 2014-1A, Class ARR (3M USD LIBOR + 1.120%)
2,079,492	1.379	10/22/29	2,074,549
Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3M USD LIBOR + 1.350%)
925,000	1.628	07/28/32	923,059

			16,185,268

Student Loan – 2.5%
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (1M USD LIBOR + 0.700%)
191,230	1.157	12/26/35	190,411
ECMC Group Student Loan Trust Series 2017-1A, Class A(d) (1M USD LIBOR + 1.200%)
1,422,866	1.657	12/27/66	1,436,437
Goal Capital Funding Trust Series 2010-1, Class A(d) (3M USD LIBOR + 0.700%)
747,164	1.198	08/25/48	743,354

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
Higher Education Funding I Series 2014-1, Class A(d) (3M USD LIBOR + 1.050%)
$589,942	1.548%		05/25/34	$591,046
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
569,403	1.158		07/25/45	568,304
PHEAA Student Loan Trust Series 2014-3A, Class A(d) (1M USD LIBOR + 0.590%)
2,528,536	1.047		08/25/40	2,487,003
PHEAA Student Loan Trust Series 2016-1A, Class A(d) (1M USD LIBOR + 1.150%)
582,878	1.607		09/25/65	580,104

				6,596,659

TOTAL ASSET-BACKED SECURITIES
(Cost $22,939,451)				$22,781,927

U.S. Treasury Obligations – 15.2%
United States Treasury Bills(f)
$13,500,000	0.000%		04/19/22	$13,499,063
15,000,000	0.000		09/15/22	14,935,183
United States Treasury Notes
2,930,000	2.500		03/31/27	2,936,867
2,900,000	2.375		03/31/29	2,891,844
100,000	0.375	(g)	12/31/25	92,336
40,000	0.500		02/28/26	36,981
2,560,000	1.125	(g)	02/29/28	2,373,800
3,910,000	1.250		03/31/28	3,646,686

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $40,831,877)				$40,412,760

Shares	Dividend Rate	Value

Investment Company(h) – 6.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,003,275	0.253%	$18,003,275
(Cost $18,003,275)

TOTAL INVESTMENTS – 139.6%
(Cost $378,345,132)		$372,019,348

LIABILITIES IN EXCESS OF OTHER ASSETS – (39.6)%		(105,520,442)

NET ASSETS – 100.0%		$266,498,906

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2022.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2022.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $110,490,199 which represents approximately 41.5% of the Fund’s net assets as of March 31, 2022.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Represents an affiliated issuer.

Currency Abbreviations:
CAD	—Canadian Dollar
USD	—U.S. Dollar

Investment Abbreviations:
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
PI	—Private Investment
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
UMBS	—Uniform Mortgage Backed Securities

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2022, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/22	$(2,000,000)	$(1,901,657)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	04/13/22	(2,000,000)	(1,956,719)
UMBS, 30 Year, Single Family	3.500	TBA-30yr	04/13/22	(9,000,000)	(9,016,172)
UMBS, 30 Year, Single Family	3.500	TBA-30yr	05/12/22	(4,000,000)	(3,992,188)
UMBS, 30 Year, Single Family	4.000	TBA-30yr	04/13/22	(5,000,000)	(5,102,737)
UMBS, 30 Year, Single Family	5.000	TBA-30yr	04/13/22	(1,000,000)	(1,051,334)

TOTAL (Proceeds Receivable: $23,462,461)					$(23,020,807)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year U.S. Treasury Notes	3	06/21/22	$368,625	$(7,603)
20 Year U.S. Treasury Bonds	41	06/21/22	6,152,563	(179,560)

Total				$(187,163)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(1)	06/21/22	(177,125)	(8)
2 Year U.S. Treasury Notes	(13)	06/30/22	(2,754,984)	9,756
5 Year U.S. Treasury Notes	(45)	06/30/22	(5,160,938)	52,638
10 Year U.S. Treasury Notes	(21)	06/21/22	(2,844,844)	90,055

Total				$152,441

TOTAL FUTURES CONTRACTS				$(34,722)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24	$	16,200		$4,485	$5,437	$(952)
6M CDOR(b)	2.070%(b)	12/18/25	CAD	1,460	(c)	(20,035)	(5,627)	(14,408)
3M SOFR(d)	1.000(d)	03/16/27	$	40		(2,314)	(107)	(2,207)
1.960(b)	6M CDOR(b)	12/18/28	CAD	1,190	(c)	39,152	12,799	26,353
3M LIBOR(d)	2.130(d)	11/15/31	$	840	(c)	(2,233)	(4,241)	2,008
6M CDOR(b)	2.100(b)	12/18/33	CAD	320	(c)	(18,704)	488	(19,192)

TOTAL						$351	$8,749	$(8,398)

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(d)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

Markit CMBX Series 10	3.000%	5.888%	JPMorgan Securities, Inc.	11/17/59	$2,450	$(265,774)	$(7,022)	$(258,752)
Markit CMBX Series 11	2.000	2.186	JPMorgan Securities, Inc.	11/18/54	2,500	(21,684)	(376,000)	354,316
Markit CMBX Series 11	3.000	4.763	JPMorgan Securities, Inc.	11/18/54	2,400	(190,108)	(31,173)	(158,935)
Markit CMBX Series 10	3.000	5.888	MS & Co. Int. PLC	11/17/59	400	(43,391)	(61,962)	18,571
Markit CMBX Series 8	3.000	9.005	Signature Bank	10/17/57	900	(117,038)	(161,685)	44,647
Markit CMBX Series 10	3.000	5.888	Signature Bank	11/17/59	350	(37,968)	(31,068)	(6,900)
Markit CMBX Series 11	3.000	4.763	Signature Bank	11/18/54	400	(31,704)	(45,134)	13,430

TOTAL						$(707,667)	$(714,044)	$6,377

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	JPMorgan Securities, Inc.	1.053%	06/21/2022	2,370,000	$2,370,000	$166	$21,146	$(20,980)
6M IRS	Citibank NA	1.361	07/12/2022	3,400,000	3,400,000	1,077	21,395	(20,318)
9M IRS	JPMorgan Securities, Inc.	1.800	11/16/2022	8,800,000	8,800,000	8,776	28,600	(19,824)
9M IRS	Deutsche Bank AG (London)	1.850	11/22/2022	8,800,000	8,800,000	9,755	29,855	(20,100)

Total purchased option contracts				23,370,000	$23,370,000	$19,774	$100,996	$(81,222)
Written option contracts
Calls
1Y IRS	JPMorgan Securities, Inc.	1.378	06/21/2022	(1,250,000)	(1,250,000)	(565)	(21,168)	20,603
6M IRS	Citibank NA	1.594	07/12/2022	(1,090,000)	(1,090,000)	(4,482)	(21,398)	16,916
9M IRS	JPMorgan Securities, Inc.	1.290	11/16/2022	(8,800,000)	(8,800,000)	(2,957)	(10,560)	7,603
9M IRS	JPMorgan Securities, Inc.	1.545	11/16/2022	(8,800,000)	(8,800,000)	(5,265)	(18,040)	12,775
9M IRS	Deutsche Bank AG (London)	1.599	11/22/2022	(8,800,000)	(8,800,000)	(6,009)	(19,281)	13,272
9M IRS	Deutsche Bank AG (London)	1.348	11/22/2022	(8,800,000)	(8,800,000)	(3,488)	(10,574)	7,086

Total written option contracts				(37,540,000)	$(37,540,000)	$(22,766)	$(101,021)	$78,255

TOTAL				(14,170,000)	$(14,170,000)	$(2,992)	$(25)	$(2,967)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2022

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund

Assets:
Investments, at value (cost $1,120,667,316, $1,917,615,233 and $4,654,530,497, respectively)(a)	$906,195,488	$1,835,629,015	$4,560,013,939
Investments of affiliated issuers, at value (cost $44,863,818, $2,032,935 and $428,511,981, respectively)	44,863,818	2,032,935	428,511,981
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0, $55,872,185 and $101,645,980, respectively)	—	55,872,185	101,645,980
Purchased options, at value (premium paid $608,134, $0 and $0, respectively)	297,148	—	—
Cash	11,467,534	29,212,286	101,371,645
Foreign currencies, at value (cost $402,714, $4,413 and $152,731, respectively)	273,003	2,218	173,875
Unrealized gain on swap contracts	42,190	—	—
Unrealized gain on forward foreign currency exchange contracts	13,487,911	1,953,213	3,215,844
Variation margin on futures contracts	662,654	1,103,633	—
Receivables:
Collateral on certain derivative contracts(b)	33,726,124	12,551,835	4,895,841
Interest and dividends	13,710,723	26,873,632	21,858,436
Investments sold	12,977,133	2,115,919	16,884,586
Due from broker	3,231,678	173,003	1,333,427
Fund shares sold	750,240	2,230,969	20,975,851
Investments sold on an extended-settlement basis	64,890	619,150	4,095,525
Reimbursement from investment adviser	23,655	85,512	—
Securities lending income	—	97,843	131,121
Other assets	52,007	93,483	186,933

Total assets	1,041,826,196	1,970,646,831	5,265,294,984

Liabilities:
Unrealized loss on swap contracts	1,842,390	—	—
Unrealized loss on forward foreign currency exchange contracts	3,351,063	—	117,544
Variation margin on futures contracts	—	—	421,237
Variation margin on swaps contracts	946,129	156,803	28,646
Written option contracts, at value (premium received $642,364, $0 and $0, respectively)	566,074	—	—
Unrealized loss on unfunded commitment	—	1,211	46,608
Payables:
Fund shares redeemed	5,722,207	2,458,583	8,196,070
Investments purchased	874,543	10,421,699	450,278,722
Management Fees	682,844	1,093,533	2,019,463
Upfront payments received on swap contracts	455,538	—	—
Due to broker — upfront payment	301,874	—	—
Income distributions	209,661	220,308	2,434
Due to broker	3,647,296	1,320,000	—
Investments purchased on an extended — settlement basis	60,266	2,733,043	10,455,881
Distribution and Service fees and Transfer Agency fees	48,059	86,911	120,499
Payable upon return of securities loaned	—	55,872,185	101,645,980
Accrued expenses	533,916	446,651	890,966

Total liabilities	19,241,860	74,810,927	574,224,050

Net Assets:
Paid-in capital	1,362,526,545	2,448,783,967	5,167,636,078
Total distributable loss	(339,942,209)	(552,948,063)	(476,565,144)

NET ASSETS	$1,022,584,336	$1,895,835,904	$4,691,070,934
Net Assets:
Class A	$29,939,859	$111,249,482	$3,622,923
Class C	8,087,686	5,606,825	1,177,814
Institutional	726,606,798	263,255,640	71,792,000
Service	—	6,866,640	—
Investor	38,862,178	16,174,162	6,292,898
Class R6	183,368,124	70,219,395	355,784,289
Class R	—	4,551,334	68,052
Class P	35,719,691	1,417,912,426	4,252,332,958

Total Net Assets	$1,022,584,336	$1,895,835,904	$4,691,070,934
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,811,444	18,526,152	392,498
Class C	759,961	933,022	127,595
Institutional	68,152,394	43,741,183	7,777,267
Service	—	1,144,549	—
Investor	3,643,804	2,688,750	680,010
Class R6	17,199,272	11,647,917	38,515,313
Class R	—	758,858	7,376
Class P	3,353,146	235,575,236	459,849,710
Net asset value, offering and redemption price per share:(c)
Class A	$10.65	$6.00	$9.23
Class C	10.64	6.01	9.23
Institutional	10.66	6.02	9.23
Service	—	6.00	—
Investor	10.67	6.02	9.25
Class R6	10.66	6.03	9.24
Class R	—	6.00	9.23
Class P	10.65	6.02	9.25

(a)	Includes loaned securities having a market value of $0, $54,475,059 and $99,282,008, respectively.

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Emerging Markets Debt	$4,614,237	$29,111,887
High Yield	2,236,933	10,314,902

High Yield Floating Rate	3,171,707	1,724,134

(c)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield and High Yield Floating Rate Funds is $11.15, $6.28, and $9.44, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

Assets:
Investments, at value (cost $661,351,161, $50,529,393 and $360,341,857, respectively)	$635,143,500	$42,397,180	$354,016,073
Investments of affiliated issuers, at value ($15,028,790, $7,571,306 and $18,003,275, respectively)	15,028,790	7,571,306	18,003,275
Purchased options, at value (premium paid $127,538, $63,511 and $100,996, respectively)	40,431	31,625	19,774
Cash	13,175,742	765,571	4,131,436
Foreign currencies, at value (cost $0, $208,974 and $0, respectively)	—	156,804	—
Unrealized gain on swap contracts	—	80,963	430,964
Unrealized gain on forward foreign currency exchange contracts	156,126	999,166	—
Variation margin on futures contracts	425,591	4,971	21,235
Variation margin on swaps contracts	—	—	7,919
Receivables:
Collateral on certain derivative contracts(a)	14,437,235	1,055,347	3,619,456
Interest and dividends	6,174,056	719,316	607,795
Investments sold	310,799	21,214	461
Due from broker	65,138	13,273	—
Fund shares sold	21,278,793	48,180	141,686
Investments sold on an extended-settlement basis	—	6,916	68,817,930
Reimbursement from investment adviser	59,186	28,276	20,248
Due from broker — upfront payment	—	1,669	—
Other assets	48,611	38,973	44,196
Total assets	706,343,998	53,940,750	449,882,448

Liabilities:
Foreign currency overdraft, at value (identified $1,709, $0 and $2,566, respectively)	2,549	—	2,562
Unrealized loss on swap contracts	—	116,613	424,587
Unrealized loss on forward foreign currency exchange contracts	16,213	1,087,556	—
Variation margin on swaps contracts	44,533	26,978	—
Written option contracts, at value (premium received $127,538, $67,340 and $101,021, respectively)	38,659	59,008	22,766
Forward sale contracts, at value (proceeds received $0, $0 and $23,462,461, respectively)	—	—	23,020,807
Payables:
Fund shares redeemed	342,460	64,090	83,343
Investments purchased	4,273,441	633,318	2,552
Management fees	187,029	31,819	75,287
Income distributions	13,570	3,215	20,158
Due to broker — upfront payment	31	—	311
Upfront payments received on swap contracts	—	20,697	714,044
Due to broker	—	206,510	—
Investments purchased on an extended — settlement basis	1,891,511	6,417	158,743,110
Distribution and Service fees and Transfer Agency fees	20,347	4,293	18,731
Accrued expenses	270,298	309,819	255,284
Total liabilities	7,100,641	2,570,333	183,383,542

Net Assets:

Paid-in capital	728,963,039	213,296,652	288,368,554
Total distributable loss	(29,719,682)	(161,926,235)	(21,869,648)

NET ASSETS	$699,243,357	$51,370,417	$266,498,906
Net Assets:
Class A	$8,651,521	$3,841,908	$30,487,655
Class C	—	1,879,029	—
Institutional	66,925,435	11,749,594	66,444,892
Separate Account Institutional	123,397,236	—	115,063,017
Investor	3,815,183	8,363,981	30,695,246
Class R6	320,086,068	4,671,647	19,336,884
Class P	176,367,914	20,864,258	4,471,212

Total Net Assets	$699,243,357	$51,370,417	$266,498,906

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	988,006	767,744	3,089,462
Class C	—	376,105	—
Institutional	7,641,586	2,357,046	6,715,591
Separate Account Institutional	14,084,810	—	11,658,464
Investor	435,532	1,675,117	3,103,743
Class R6	36,539,328	936,475	1,955,157
Class P	20,142,755	4,182,764	452,227

Net asset value, offering and redemption price per share:(b)
Class A	$8.76	$5.00	$9.87
Class C	—	5.00	—
Institutional	8.76	4.99	9.89
Separate Account Institutional	8.76	—	9.87
Investor	8.76	4.99	9.89
Class R6	8.76	4.99	9.89
Class P	8.76	4.99	9.89

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA
Investment Grade Credit	$2,292,062	$12,145,173	—
Local Emerging Markets Debt	99,447	955,900	—

U.S. Mortgages	—	369,456	3,250,000

(b)	Maximum public offering price per share for Class A Shares of Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds is $9.10, $5.24 and $10.25, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2022

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund
Investment income:

Interest	$60,396,899	$108,806,379	$118,738,087

Dividends — unaffiliated issuers	—	623,016	3,418,335

Dividends — affiliated issuers	13,175	8,712	139,182

Securities lending income — affiliated issuers	—	452,122	249,405

Total investment income	60,410,074	109,890,229	122,545,009

Expenses:

Management fees	10,073,417	14,826,360	16,754,415

Transfer Agency fees(a)	566,271	809,562	933,765

Custody, accounting and administrative services	233,536	241,205	714,853

Distribution and Service (12b-1) fees(a)	179,663	399,824	16,600

Professional fees	112,477	142,084	249,854

Printing and mailing costs	129,145	193,843	82,374

Registration fees	92,698	164,859	183,112

Prime broker fees	76,609	—	1,692

Service fees — Class C	24,895	15,815	2,127

Trustee fees	21,815	22,982	24,182

Shareholder Administration fees — Service Class	—	18,109	—

Interest expense	—	—	514,796

Other	3,188	45,110	69,132

Total expenses	11,513,714	16,879,753	19,546,902

Less — expense reductions	(400,746)	(1,140,307)	(594,157)

Net expenses	11,112,968	15,739,446	18,952,745

NET INVESTMENT INCOME	49,297,106	94,150,783	103,592,264

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(11,398,118)	22,227,996	(970,098)

Purchased options	(4,229,231)	—	—

Futures contracts	(6,252,725)	(8,977,146)	6,411,560

Written options	2,546,793	—	—

Swap contracts	10,451,035	4,209,832	867,570

Forward foreign currency exchange contracts	9,898,950	2,944,313	3,887,908

Foreign currency transactions	(2,681,941)	(155,206)	1,535,902

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(138,373,413)	(145,230,201)	(81,821,758)

Purchased options	363,142	—	—

Futures contracts	1,314,749	1,751,122	5,526,249

Unfunded loan commitment	—	(1,211)	(36,306)

Written options	879,289	—	—

Swap contracts	2,009,105	(702,011)	26,252

Forward foreign currency exchange contracts	4,077,083	1,053,917	1,745,410

Foreign currency translation	(173,896)	(8,731)	564,606

Net realized and unrealized loss	(131,569,178)	(122,887,326)	(62,262,705)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(82,272,072)	$(28,736,543)	$41,329,559

(a)	Class specific Distribution and/or Service (12B-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12B-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service Class	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Debt	$104,977	$74,686	$—	$—	$50,389	$11,950	$359,581	$—	$69,158	$64,944	$—	$10,249
High Yield	305,358	47,444	18,109	28,913	146,572	7,591	137,956	2,897	18,543	13,878	6,939	475,186
High Yield Floating Rate	10,101	6,381	—	118	4,848	1,021	37,315	—	6,662	58,938	27	824,954

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2022

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Investment income:

Interest	$16,380,112	$3,274,005	$2,228,988

Dividends — affiliated issuers	7,443	1,807	9,672

Total investment income	16,387,555	3,275,812	2,238,660

Expenses:

Management fees	2,028,941	565,353	1,160,395

Transfer Agency fees(a)	203,289	32,336	184,287

Custody, accounting and administrative services	142,753	127,588	104,435

Professional fees	125,195	97,117	135,069

Registration fees	107,381	73,589	86,931

Printing and mailing costs	55,770	54,856	87,704

Distribution and Service (12b-1) fees(a)	25,105	26,346	82,865

Trustee fees	20,791	20,113	20,498

Service fees — Class C	—	5,005	—

Prime broker fees	—	9,571	—

Other	18,634	12,572	2,358

Total expenses	2,727,859	1,024,446	1,864,542

Less — expense reductions	(475,688)	(346,219)	(232,525)

Net expenses	2,252,171	678,227	1,632,017

NET INVESTMENT INCOME	14,135,384	2,597,585	606,643

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	4,324,460	(4,115,846)	(1,126,334)

Purchased options	—	(519,954)	(118,946)

Futures contracts	971,019	95,177	(177,227)

Written options	—	314,026	166,524

Swap contracts	1,541,208	1,454,161	445,073

Non-deliverable bond forward contracts	—	(29,929)	—

Forward foreign currency exchange contracts	353,340	441,461	—

Foreign currency transactions	(1,868)	(450,621)	(68)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(48,917,211)	(3,093,140)	(15,488,743)

Purchased options	(87,107)	54,594	(183,287)

Futures contracts	(703,813)	(16,958)	(117,605)

Non-deliverable bond forward contracts	—	23,755	—

Written options	88,879	116,321	210,052

Swap contracts	(850,894)	(296,508)	(108,912)

Forward foreign currency exchange contracts	(110,975)	(84,553)	—

Foreign currency translation	(596)	165,954	(6)

Net realized and unrealized loss	(43,393,558)	(5,942,060)	(16,499,479)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,258,174)	$(3,344,475)	$(15,892,836)

(a)	Class specific Distribution and/or Service (12B-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12B-1) Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class P
Investment Grade Credit	$25,105	$—	$12,051	$—	$44,220	$47,449	$5,562	$40,992	$53,015
Local Emerging Markets Debt	11,332	15,014	5,440	2,402	4,625	—	5,464	6,638	7,767
U.S. Mortgages	82,865	—	39,776	—	41,644	41,455	55,542	3,664	2,206

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		High Yield Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:

Net investment income	$49,297,106	$50,652,175	$94,150,783	$109,037,723

Net realized gain (loss)	(1,665,237)	(47,049,789)	20,249,789	(1,865,328)

Net change in unrealized gain (loss)	(129,903,941)	218,502,404	(143,137,115)	310,161,986

Net increase (decrease) in net assets resulting from operations	(82,272,072)	222,104,790	(28,736,543)	417,334,381

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,582,681)	(1,450,163)	(4,979,925)	(6,632,343)

Class C Shares	(301,511)	(358,018)	(214,778)	(416,388)

Institutional Shares	(36,684,513)	(36,065,805)	(14,905,771)	(17,333,461)

Service Shares	—	—	(281,289)	(360,273)

Investor Shares	(2,311,031)	(2,730,744)	(665,412)	(791,841)

Class R6 Shares	(8,846,507)	(7,564,464)	(2,014,378)	(2,900,025)

Class R Shares	—	—	(222,419)	(390,449)

Class P Shares	(1,404,292)	(1,024,298)	(68,686,044)	(84,260,269)

Return of capital:

Class A Shares	—	—	(518,434)	—

Class C Shares	—	—	(22,359)	—

Institutional Shares	—	—	(1,551,764)	—

Service Shares	—	—	(29,284)	—

Investor Shares	—	—	(69,273)	—

Class R6 Shares	—	—	(209,707)	—

Class R Shares	—	—	(23,155)	—

Class P Shares	—	—	(7,150,556)	—

Total distributions to shareholders	(51,130,535)	(49,193,492)	(101,544,548)	(113,085,049)

From share transactions:

Proceeds from sales of shares	378,031,510	502,460,176	539,521,780	584,185,101

Reinvestment of distributions	48,583,740	46,316,791	98,948,592	110,746,040

Cost of shares redeemed	(565,991,271)	(580,939,557)	(686,271,740)	(716,120,544)

Net decrease in net assets resulting from share transactions	(139,376,021)	(32,162,590)	(47,801,368)	(21,189,403)

TOTAL INCREASE (DECREASE)	(272,778,628)	140,748,708	(178,082,459)	283,059,929

Net assets:

Beginning of year	1,295,362,964	1,154,614,256	2,073,918,363	1,790,858,434

End of year	$1,022,584,336	$1,295,362,964	$1,895,835,904	$2,073,918,363

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund		Investment Grade Credit Fund
	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
From operations:

Net investment income	$103,592,264	$53,101,761	$14,135,384	$16,561,087

Net realized gain (loss)	11,732,842	(33,437,729)	7,188,159	8,897,143

Net change in unrealized gain (loss)	(73,995,547)	245,183,510	(50,581,717)	32,628,197

Net increase (decrease) in net assets resulting from operations	41,329,559	264,847,542	(29,258,174)	58,086,427

Distributions to shareholders:

From distributable earnings:

Class A Shares	(125,229)	(115,889)	(410,680)	(437,571)

Class C Shares	(20,302)	(19,371)	—	—

Institutional Shares	(3,187,831)	(4,610,290)	(4,531,788)	(4,358,306)

Separate Account Institutional	—	—	(6,705,271)	(10,414,007)

Investor Shares	(186,916)	(38,449)	(192,946)	(264,006)

Class R6 Shares	(6,796,879)	(2,104,745)	(7,116,322)	(46,742)

Class R Shares	(666)	(459)	—	—

Class P Shares	(95,261,664)	(47,256,740)	(7,498,651)	(10,358,321)

Return of capital:

Class A Shares	—	—	(58,996)	—

Institutional Shares	—	—	(740,975)	—

Separate Account Institutional Shares	—	—	(1,062,860)	—

Investor Shares	—	—	(30,147)	—

Class R6 Shares	—	—	(907,560)	—

Class P Shares	—	—	(1,187,427)	—

Total distributions to shareholders	(105,579,487)	(54,145,943)	(30,443,623)	(25,878,953)

From share transactions:

Proceeds from sales of shares	3,376,725,282	1,035,547,752	476,473,452	378,934,787

Reinvestment of distributions	105,557,577	54,002,452	30,177,326	25,428,575

Cost of shares redeemed	(635,682,861)	(632,776,903)	(220,239,227)	(448,024,686)

Net increase (decrease) in net assets resulting from share transactions	2,846,599,998	456,773,301	286,411,551	(43,661,324)

TOTAL INCREASE (DECREASE)	2,782,350,070	667,474,900	226,709,754	(11,453,850)

Net assets:

Beginning of year	1,908,720,864	1,241,245,964	472,533,603	483,987,453

End of year	$4,691,070,934	$1,908,720,864	$699,243,357	$472,533,603

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

		Local Emerging Markets Debt Fund		U.S. Mortgages Fund
		For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2021
	From operations:

	Net investment income	$2,597,585	$3,177,320	$606,643	$5,375,669

	Net realized gain (loss)	(2,811,525)	(4,238,392)	(810,978)	6,508,057

	Net change in unrealized gain (loss)	(3,130,535)	13,084,146	(15,688,501)	(127,464)

	Net increase (decrease) in net assets resulting from operations	(3,344,475)	12,023,074	(15,892,836)	11,756,262

	Distributions to shareholders:

	From distributable earnings:

	Class A Shares	(166,179)	—	(319,782)	(904,307)

	Class C Shares	(58,135)	—	—	—

	Institutional Shares	(458,752)	—	(1,270,915)	(1,240,753)

	Separate Account Institutional	—	—	(1,769,329)	(6,160,623)

	Investor Shares	(176,552)	—	(552,267)	(1,649,090)

	Class R6 Shares	(895,067)	—	(155,602)	(469,584)

	Class P Shares	(1,027,268)	—	(99,368)	(272,640)

	Return of capital:

	Class A Shares	—	(175,721)	(23,740)	—

	Class C Shares	—	(83,705)	—	—

	Institutional Shares	—	(488,572)	(94,353)	—
Separate Account Institutional		—	—	(131,355)	—

	Investor Shares	—	(178,869)	(41,000)	—

	Class R6 Shares	—	(1,038,072)	(11,552)	—

	Class P Shares	—	(1,193,174)	(7,377)	—

	Total distributions to shareholders	(2,781,953)	(3,158,113)	(4,476,640)	(10,696,997)

	From share transactions:

	Proceeds from sales of shares	20,697,708	11,295,087	113,342,752	206,857,063

	Reinvestment of distributions	2,727,436	3,097,663	4,229,435	10,060,392

	Cost of shares redeemed	(42,874,205)	(37,153,004)	(187,165,191)	(291,960,911)

	Net decrease in net assets resulting from share transactions	(19,449,061)	(22,760,254)	(69,593,004)	(75,043,456)

	TOTAL DECREASE	(25,575,489)	(13,895,293)	(89,962,480)	(73,984,191)

	Net assets:

	Beginning of year	76,945,906	90,841,199	356,461,386	430,445,577

	End of year	$51,370,417	$76,945,906	$266,498,906	$356,461,386

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.98	$10.36	$12.20	$12.67	$12.73

Net investment income(a)	0.44	0.43	0.51	0.58	0.56

Net realized and unrealized gain (loss)	(1.32)	1.61	(1.85)	(0.51)	(0.08)

Total from investment operations	(0.88)	2.04	(1.34)	0.07	0.48

Distributions to shareholders from net investment income	(0.45)	(0.42)	(0.26)	(0.50)	(0.54)

Distributions to shareholders from return of capital	—	—	(0.24)	(0.04)	—

Total distributions	(0.45)	(0.42)	(0.50)	(0.54)	(0.54)

Net asset value, end of year	$10.65	$11.98	$10.36	$12.20	$12.67

Total return(b)	(7.64)%	19.75%	(11.48)%	0.77%	3.75%

Net assets, end of year (in 000s)	$29,940	$43,340	$46,179	$61,408	$105,098

Ratio of net expenses to average net assets	1.16%	1.17%	1.19%	1.20%	1.20%

Ratio of total expenses to average net assets	1.22%	1.25%	1.26%	1.24%	1.23%

Ratio of net investment income to average net assets	3.62%	3.60%	4.17%	4.84%	4.32%

Portfolio turnover rate(c)	32%	79%	87%	80%	70%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.97	$10.35	$12.19	$12.67	$12.72

Net investment income(a)	0.35	0.34	0.42	0.48	0.46

Net realized and unrealized gain (loss)	(1.32)	1.61	(1.85)	(0.51)	(0.07)

Total from investment operations	(0.97)	1.95	(1.43)	(0.03)	0.39

Distributions to shareholders from net investment income	(0.36)	(0.33)	(0.22)	(0.41)	(0.44)

Distributions to shareholders from return of capital	—	—	(0.19)	(0.04)	—

Total distributions	(0.36)	(0.33)	(0.41)	(0.45)	(0.44)

Net asset value, end of year	$10.64	$11.97	$10.35	$12.19	$12.67

Total return(b)	(8.34)%	18.76%	(12.07)%	(0.06)%	3.07%

Net assets, end of year (in 000s)	$8,088	$10,192	$13,742	$21,871	$34,848

Ratio of net expenses to average net assets	1.91%	1.92%	1.94%	1.95%	1.95%

Ratio of total expenses to average net assets	1.97%	2.00%	2.01%	1.99%	1.98%

Ratio of net investment income to average net assets	2.88%	2.86%	3.42%	4.08%	3.60%

Portfolio turnover rate(c)	32%	79%	87%	80%	70%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.99	$10.37	$12.21	$12.69	$12.74

Net investment income(a)	0.47	0.47	0.55	0.62	0.60

Net realized and unrealized gain (loss)	(1.31)	1.61	(1.85)	(0.52)	(0.07)

Total from investment operations	(0.84)	2.08	(1.30)	0.10	0.53

Distributions to shareholders from net investment income	(0.49)	(0.46)	(0.29)	(0.53)	(0.58)

Distributions to shareholders from return of capital	—	—	(0.25)	(0.05)	—

Total distributions	(0.49)	(0.46)	(0.54)	(0.58)	(0.58)

Net asset value, end of year	$10.66	$11.99	$10.37	$12.21	$12.69

Total return(b)	(7.35)%	19.99%	(11.10)%	1.04%	4.18%

Net assets, end of year (in 000s)	$726,607	$916,157	$825,481	$1,087,407	$1,984,662

Ratio of net expenses to average net assets	0.86%	0.86%	0.87%	0.86%	0.86%

Ratio of total expenses to average net assets	0.89%	0.92%	0.92%	0.90%	0.89%

Ratio of net investment income to average net assets	3.94%	3.92%	4.48%	5.18%	4.65%

Portfolio turnover rate(c)	32%	79%	87%	80%	70%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.00	$10.38	$12.21	$12.69	$12.74

Net investment income(a)	0.47	0.46	0.54	0.61	0.58

Net realized and unrealized gain (loss)	(1.32)	1.61	(1.83)	(0.52)	(0.06)

Total from investment operations	(0.85)	2.07	(1.29)	0.09	0.52

Distributions to shareholders from net investment income	(0.48)	(0.45)	(0.29)	(0.52)	(0.57)

Distributions to shareholders from return of capital	—	—	(0.25)	(0.05)	—

Total distributions	(0.48)	(0.45)	(0.54)	(0.57)	(0.57)

Net asset value, end of year	$10.67	$12.00	$10.38	$12.21	$12.69

Total return(b)	(7.47)%	20.02%	(11.16)%	0.95%	4.09%

Net assets, end of year (in 000s)	$38,862	$75,617	$70,616	$103,473	$175,664

Ratio of net expenses to average net assets	0.91%	0.92%	0.94%	0.95%	0.95%

Ratio of total expenses to average net assets	0.97%	1.00%	1.01%	0.99%	0.98%

Ratio of net investment income to average net assets	3.86%	3.85%	4.42%	5.09%	4.51%

Portfolio turnover rate(c)	32%	79%	87%	80%	70%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.99	$10.37	$12.21	$12.69	$12.74

Net investment income(a)	0.47	0.47	0.55	0.60	0.60

Net realized and unrealized gain (loss)	(1.31)	1.61	(1.85)	(0.50)	(0.07)

Total from investment operations	(0.84)	2.08	(1.30)	0.10	0.53

Distributions to shareholders from net investment income	(0.49)	(0.46)	(0.28)	(0.53)	(0.58)

Distributions to shareholders from return of capital	—	—	(0.26)	(0.05)	—

Total distributions	(0.49)	(0.46)	(0.54)	(0.58)	(0.58)

Net asset value, end of year(b)	$10.66	$11.99	$10.37	$12.21	$12.69

Total return(b)	(7.34)%	20.12%	(11.17)%	1.05%	4.20%

Net assets, end of year (in 000s)	$183,368	$214,558	$184,389	$332,270	$294,599

Ratio of net expenses to average net assets	0.85%	0.85%	0.86%	0.85%	0.84%

Ratio of total expenses to average net assets	0.88%	0.91%	0.91%	0.90%	0.89%

Ratio of net investment income to average net assets	3.94%	3.92%	4.50%	5.10%	4.67%

Portfolio turnover rate(c)	32%	79%	87%	80%	70%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$11.99	$10.37	$12.20	$12.59

Net investment income(b)	0.47	0.48	0.55	0.55

Net realized and unrealized gain (loss)	(1.32)	1.60	(1.84)	(0.40)

Total from investment operations	(0.85)	2.08	(1.29)	0.15

Distributions to shareholders from net investment income	(0.49)	(0.46)	(0.29)	(0.50)

Distributions to shareholders from return of capital	—	—	(0.25)	(0.04)

Total distributions	(0.49)	(0.46)	(0.54)	(0.54)

Net asset value, end of period	$10.65	$11.99	$10.37	$12.20

Total return(c)	(7.43)%	20.12%	(11.10)%	1.46%

Net assets, end of period (in 000s)	$35,720	$35,499	$14,207	$14,908

Ratio of net expenses to average net assets	0.85%	0.85%	0.86%	0.85	%(d)

Ratio of total expenses to average net assets	0.88%	0.90%	0.91%	0.91	%(d)

Ratio of net investment income to average net assets	3.97%	3.96%	4.49%	5.00	%(d)

Portfolio turnover rate(e)	32%	79%	87%	80%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$6.39	$5.47	$6.32	$6.34	$6.57

Net investment income(a)	0.26	0.31	0.33	0.33	0.33

Net realized and unrealized gain (loss)	(0.36)	0.93	(0.83)	(0.01)	(0.24)

Total from investment operations	(0.10)	1.24	(0.50)	0.32	0.09

Distributions to shareholders from net investment income	(0.26)	(0.32)	(0.35)	(0.34)	(0.32)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.29)	(0.32)	(0.35)	(0.34)	(0.32)

Net asset value, end of year	$6.00	$6.39	$5.47	$6.32	$6.34

Total return(c)	(1.77)%	23.07%	(8.50)%	5.20%	1.37%

Net assets, end of year (in 000s)	$111,249	$126,459	$120,003	$163,355	$179,807

Ratio of net expenses to average net assets	1.00%	1.03%	1.03%	1.04%	1.05%

Ratio of total expenses to average net assets	1.10%	1.11%	1.11%	1.11%	1.08%

Ratio of net investment income to average net assets	4.15%	5.04%	5.26%	5.31%	5.00%

Portfolio turnover rate(d)	56%	71%	80%	59%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$6.40	$5.47	$6.32	$6.34	$6.57

Net investment income(a)	0.22	0.26	0.29	0.29	0.28

Net realized and unrealized gain (loss)	(0.37)	0.95	(0.84)	(0.02)	(0.23)

Total from investment operations	(0.15)	1.21	(0.55)	0.27	0.05

Distributions to shareholders from net investment income	(0.22)	(0.28)	(0.30)	(0.29)	(0.28)

Distributions to shareholders from return of capital	(0.02)	—	— (b)	—	—

Total distributions	(0.24)	(0.28)	(0.30)	(0.29)	(0.28)

Net asset value, end of year	$6.01	$6.40	$5.47	$6.32	$6.34

Total return(c)	(2.50)%	22.12%	(9.02)%	4.41%	0.64%

Net assets, end of year (in 000s)	$5,607	$6,448	$9,942	$15,532	$33,221

Ratio of net expenses to average net assets	1.75%	1.78%	1.78%	1.79%	1.80%

Ratio of total expenses to average net assets	1.85%	1.86%	1.86%	1.85%	1.83%

Ratio of net investment income to average net assets	3.40%	4.27%	4.52%	4.53%	4.26%

Portfolio turnover rate(d)	56%	71%	80%	59%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$6.41	$5.48	$6.33	$6.35	$6.58

Net investment income(a)	0.28	0.33	0.35	0.35	0.35

Net realized and unrealized gain (loss)	(0.36)	0.94	(0.83)	(0.01)	(0.23)

Total from investment operations	(0.08)	1.27	(0.48)	0.34	0.12

Distributions to shareholders from net investment income	(0.28)	(0.34)	(0.37)	(0.36)	(0.35)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.31)	(0.34)	(0.37)	(0.36)	(0.35)

Net asset value, end of year	$6.02	$6.41	$5.48	$6.33	$6.35

Total return(c)	(1.48)%	23.34%	(8.05)%	5.50%	1.72%

Net assets, end of year (in 000s)	$263,256	$295,209	$250,926	$338,503	$2,488,697

Ratio of net expenses to average net assets	0.72%	0.75%	0.75%	0.75%	0.73%

Ratio of total expenses to average net assets	0.77%	0.78%	0.77%	0.75%	0.74%

Ratio of net investment income to average net assets	4.43%	5.29%	5.55%	5.52%	5.32%

Portfolio turnover rate(d)	56%	71%	80%	59%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$6.39	$5.46	$6.31	$6.33	$6.56

Net investment income(a)	0.25	0.30	0.32	0.32	0.31

Net realized and unrealized gain (loss)	(0.37)	0.94	(0.84)	(0.02)	(0.23)

Total from investment operations	(0.12)	1.24	(0.52)	0.30	0.08

Distributions to shareholders from net investment income	(0.24)	(0.31)	(0.33)	(0.32)	(0.31)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.27)	(0.31)	(0.33)	(0.32)	(0.31)

Net asset value, end of year	$6.00	$6.39	$5.46	$6.31	$6.33

Total return(c)	(1.99)%	22.80%	(8.56)%	4.97%	1.20%

Net assets, end of year (in 000s)	$6,867	$8,331	$5,563	$10,858	$11,172

Ratio of net expenses to average net assets	1.22%	1.25%	1.25%	1.25%	1.23%

Ratio of total expenses to average net assets	1.27%	1.28%	1.27%	1.27%	1.24%

Ratio of net investment income to average net assets	3.94%	4.80%	5.05%	5.10%	4.81%

Portfolio turnover rate(d)	56%	71%	80%	59%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$6.40	$5.48	$6.33	$6.35	$6.58

Net investment income(a)	0.28	0.33	0.35	0.35	0.34

Net realized and unrealized gain (loss)	(0.36)	0.93	(0.83)	(0.02)	(0.23)

Total from investment operations	(0.08)	1.26	(0.48)	0.33	0.11

Distributions to shareholders from net investment income	(0.27)	(0.34)	(0.37)	(0.35)	(0.34)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.30)	(0.34)	(0.37)	(0.35)	(0.34)

Net asset value, end of year	$6.02	$6.40	$5.48	$6.33	$6.35

Total return(c)	(1.52)%	23.34%	(8.25)%	5.46%	1.65%

Net assets, end of year (in 000s)	$16,174	$14,217	$13,268	$18,830	$25,259

Ratio of net expenses to average net assets	0.75%	0.78%	0.78%	0.79%	0.80%

Ratio of total expenses to average net assets	0.85%	0.86%	0.86%	0.86%	0.83%

Ratio of net investment income to average net assets	4.40%	5.29%	5.52%	5.56%	5.25%

Portfolio turnover rate(d)	56%	71%	80%	59%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$6.42	$5.49	$6.34	$6.36	$6.59

Net investment income(a)	0.28	0.33	0.35	0.35	0.35

Net realized and unrealized gain (loss)	(0.36)	0.94	(0.83)	(0.01)	(0.23)

Total from investment operations	(0.08)	1.27	(0.48)	0.34	0.12

Distributions to shareholders from net investment income	(0.28)	(0.34)	(0.37)	(0.36)	(0.35)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.31)	(0.34)	(0.37)	(0.36)	(0.35)

Net asset value, end of year	$6.03	$6.42	$5.49	$6.34	$6.36

Total return(c)	(1.46)%	23.32%	(8.02)%	5.51%	1.74%

Net assets, end of year (in 000s)	$70,219	$41,825	$49,791	$81,751	$244,099

Ratio of net expenses to average net assets	0.71%	0.74%	0.74%	0.74%	0.71%

Ratio of total expenses to average net assets	0.76%	0.77%	0.76%	0.75%	0.71%

Ratio of net investment income to average net assets	4.45%	5.31%	5.55%	5.58%	5.33%

Portfolio turnover rate(d)	56%	71%	80%	59%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$6.38	$5.47	$6.31	$6.33	$6.56

Net investment income(a)	0.25	0.30	0.32	0.32	0.31

Net realized and unrealized gain (loss)	(0.36)	0.92	(0.83)	(0.02)	(0.23)

Total from investment operations	(0.11)	1.22	(0.51)	0.30	0.08

Distributions to shareholders from net investment income	(0.24)	(0.31)	(0.33)	(0.32)	(0.31)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.27)	(0.31)	(0.33)	(0.32)	(0.31)

Net asset value, end of year	$6.00	$6.38	$5.47	$6.31	$6.33

Total return(c)	(1.87)%	22.57%	(8.58)%	4.93%	1.13%

Net assets, end of year (in 000s)	$4,551	$6,089	$9,899	$12,560	$14,068

Ratio of net expenses to average net assets	1.25%	1.28%	1.28%	1.29%	1.30%

Ratio of total expenses to average net assets	1.35%	1.36%	1.36%	1.36%	1.33%

Ratio of net investment income to average net assets	3.90%	4.84%	5.01%	5.06%	4.74%

Portfolio turnover rate(d)	56%	71%	80%	59%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$6.41	$5.48	$6.33	$6.42

Net investment income(b)	0.28	0.33	0.35	0.33

Net realized and unrealized gain (loss)	(0.36)	0.94	(0.83)	(0.08)

Total from investment operations	(0.08)	1.27	(0.48)	0.25

Distributions to shareholders from net investment income	(0.28)	(0.34)	(0.37)	(0.34)

Distributions to shareholders from return of capital	(0.03)	—	— (c)	—

Total distributions	(0.31)	(0.34)	(0.37)	(0.34)

Net asset value, end of period	$6.02	$6.41	$5.48	$6.33

Total return(d)	(1.47)%	23.35%	(8.04)%	4.00%

Net assets, end of period (in 000s)	$1,417,912	$1,575,340	$1,331,465	$1,604,685

Ratio of net expenses to average net assets	0.71%	0.74%	0.74%	0.74	%(e)

Ratio of total expenses to average net assets	0.76%	0.77%	0.76%	0.77	%(e)

Ratio of net investment income to average net assets	4.44%	5.31%	5.55%	5.67	%(e)

Portfolio turnover rate(f)	56%	71%	80%	59%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.36	$7.89	$9.36	$9.65	$9.72

Net investment income(a)	0.29	0.32	0.45	0.44	0.37

Net realized and unrealized gain (loss)	(0.13)	1.48	(1.47)	(0.29)	(0.07)

Total from investment operations	0.16	1.80	(1.02)	0.15	0.30

Distributions to shareholders from net investment income	(0.29)	(0.33)	(0.45)	(0.44)	(0.37)

Distributions to shareholders from return of capital	—	—	—	—	(0.00	)(b)

Total distributions	(0.29)	(0.33)	(0.45)	(0.44)	(0.37)

Net asset value, end of year	$9.23	$9.36	$7.89	$9.36	$9.65

Total return(c)	1.83%	22.96%	(11.44)%	1.57%	3.00%

Net assets, end of year (in 000s)	$3,623	$3,583	$2,788	$3,802	$4,259

Ratio of net expenses to average net assets	0.96%	1.06%	1.04%	0.97%	0.94%

Ratio of total expenses to average net assets	0.98%	1.11%	1.04%	0.97%	0.96%

Ratio of net investment income to average net assets	3.05%	3.62%	4.86%	4.57%	3.83%

Portfolio turnover rate(d)	26%	53%	39%	69%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.36	$7.89	$9.36	$9.65	$9.72

Net investment income(a)	0.22	0.26	0.38	0.36	0.30

Net realized and unrealized gain (loss)	(0.13)	1.47	(1.47)	(0.28)	(0.08)

Total from investment operations	0.09	1.73	(1.09)	0.08	0.22

Distributions to shareholders from net investment income	(0.22)	(0.26)	(0.38)	(0.37)	(0.29)

Distributions to shareholders from return of capital	—	—	—	—	(0.00	)(b)

Total distributions	(0.22)	(0.26)	(0.38)	(0.37)	(0.29)

Net asset value, end of year	$9.23	$9.36	$7.89	$9.36	$9.65

Total return(c)	0.96%	22.18%	(12.10)%	0.81%	2.23%

Net assets, end of year (in 000s)	$1,178	$578	$673	$1,126	$2,443

Ratio of net expenses to average net assets	1.71%	1.81%	1.79%	1.71%	1.69%

Ratio of total expenses to average net assets	1.73%	1.87%	1.79%	1.72%	1.71%

Ratio of net investment income to average net assets	2.31%	2.93%	4.12%	3.74%	3.06%

Portfolio turnover rate(d)	26%	53%	39%	69%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.36	$7.90	$9.36	$9.66	$9.73

Net investment income(a)	0.32	0.36	0.48	0.43	0.40

Net realized and unrealized gain (loss)	(0.13)	1.46	(1.45)	(0.26)	(0.07)

Total from investment operations	0.19	1.82	(0.97)	0.17	0.33

Distributions to shareholders from net investment income	(0.32)	(0.36)	(0.49)	(0.47)	(0.39)

Distributions to shareholders from return of capital	—	—	—	—	(0.01)

Total distributions	(0.32)	(0.36)	(0.49)	(0.47)	(0.40)

Net asset value, end of year	$9.23	$9.36	$7.90	$9.36	$9.66

Total return(b)	2.06%	23.34%	(11.03)%	1.81%	3.45%

Net assets, end of year (in 000s)	$71,792	$75,149	$79,977	$89,465	$3,906,449

Ratio of net expenses to average net assets	0.63%	0.72%	0.70%	0.61%	0.60%

Ratio of total expenses to average net assets	0.65%	0.76%	0.70%	0.62%	0.62%

Ratio of net investment income to average net assets	3.38%	3.99%	5.16%	4.51%	4.16%

Portfolio turnover rate(c)	26%	53%	39%	69%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.38	$7.91	$9.38	$9.67	$9.73

Net investment income(a)	0.31	0.34	0.48	0.45	0.40

Net realized and unrealized gain (loss)	(0.13)	1.48	(1.47)	(0.28)	(0.07)

Total from investment operations	0.18	1.82	(0.99)	0.17	0.33

Distributions to shareholders from net investment income	(0.31)	(0.35)	(0.48)	(0.46)	(0.39)

Distributions to shareholders from return of capital	—	—	—	—	(0.00	)(b)

Total distributions	(0.31)	(0.35)	(0.48)	(0.46)	(0.39)

Net asset value, end of year	$9.25	$9.38	$7.91	$9.38	$9.67

Total return(c)	1.98%	23.35%	(11.18)%	1.83%	3.36%

Net assets, end of year (in 000s)	$6,293	$3,825	$705	$1,431	$5,599

Ratio of net expenses to average net assets	0.71%	0.80%	0.78%	0.71%	0.69%

Ratio of total expenses to average net assets	0.73%	0.84%	0.78%	0.72%	0.70%

Ratio of net investment income to average net assets	3.30%	3.74%	5.14%	4.69%	4.07%

Portfolio turnover rate(d)	26%	53%	39%	69%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$9.36	$7.90	$9.37	$9.67	$9.69

Net investment income(b)	0.32	0.33	0.49	0.45	0.13

Net realized and unrealized gain (loss)	(0.12)	1.49	(1.47)	(0.28)	(0.02)

Total from investment operations	0.20	1.82	(0.98)	0.17	0.11

Distributions to shareholders from net investment income	(0.32)	(0.36)	(0.49)	(0.47)	(0.13)

Distributions to shareholders from return of capital	—	—	—	—	(0.00	)(c)

Total distributions	(0.32)	(0.36)	(0.49)	(0.47)	(0.13)

Net asset value, end of period	$9.24	$9.36	$7.90	$9.37	$9.67

Total return(d)	2.18%	23.35%	(11.11)%	1.82%	1.17%

Net assets, end of period (in 000s)	$355,784	$143,999	$24,486	$26,552	$210,985

Ratio of net expenses to average net assets	0.62%	0.70%	0.69%	0.60%	0.58	%(e)

Ratio of total expenses to average net assets	0.64%	0.75%	0.69%	0.61%	0.59	%(e)

Ratio of net investment income to average net assets	3.41%	3.59%	5.20%	4.69%	4.12	%(e)

Portfolio turnover rate(f)	26%	53%	39%	69%	44%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.35	$7.89	$9.36	$9.65	$9.73

Net investment income(a)	0.26	0.30	0.44	0.42	0.34

Net realized and unrealized gain (loss)	(0.11)	1.47	(1.48)	(0.30)	(0.08)

Total from investment operations	0.15	1.77	(1.04)	0.12	0.26

Distributions to shareholders from net investment income	(0.27)	(0.31)	(0.43)	(0.41)	(0.34)

Distributions to shareholders from return of capital	—	—	—	—	(0.00	)(b)

Total distributions	(0.27)	(0.31)	(0.43)	(0.41)	(0.34)

Net asset value, end of year	$9.23	$9.35	$7.89	$9.36	$9.65

Total return(c)	1.58%	22.69%	(11.64)%	1.31%	2.74%

Net assets, end of year (in 000s)	$68	$13	$11	$100	$79

Ratio of net expenses to average net assets	1.18%	1.29%	1.27%	1.22%	1.19%

Ratio of total expenses to average net assets	1.20%	1.34%	1.27%	1.23%	1.21%

Ratio of net investment income to average net assets	2.79%	3.38%	4.75%	4.40%	3.54%

Portfolio turnover rate(d)	26%	53%	39%	69%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$9.37	$7.91	$9.37	$9.69

Net investment income(b)	0.32	0.35	0.49	0.45

Net realized and unrealized gain (loss)	(0.12)	1.47	(1.46)	(0.33)

Total from investment operations	0.20	1.82	(0.97)	0.12

Distributions to shareholders from net investment income	(0.32)	(0.36)	(0.49)	(0.44)

Net asset value, end of period	$9.25	$9.37	$7.91	$9.37

Total return(c)	2.18%	23.49%	(11.11)%	1.32%

Net assets, end of period (in 000s)	$4,252,333	$1,681,575	$1,132,605	$2,215,089

Ratio of net expenses to average net assets	0.62%	0.71%	0.69%	0.62	%(d)

Ratio of total expenses to average net assets	0.64%	0.76%	0.69%	0.63	%(d)

Ratio of net investment income to average net assets	3.40%	3.94%	5.22%	5.04	%(d)

Portfolio turnover rate(e)	26%	53%	39%	69%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.59	$8.96	$9.16	$9.01	$9.06

Net investment income(a)	0.20	0.24	0.27	0.28	0.26

Net realized and unrealized gain (loss)	(0.58)	0.77	(0.06)	0.16	(0.05)

Total from investment operations	(0.38)	1.01	0.21	0.44	0.21

Distributions to shareholders from net investment income	(0.17)	(0.25)	(0.29)	(0.29)	(0.26)

Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—

Distributions to shareholders from return of capital	(0.06)	—	—	—	—

Total distributions	(0.45)	(0.38)	(0.41)	(0.29)	(0.26)

Net asset value, end of year	$8.76	$9.59	$8.96	$9.16	$9.01

Total return(b)	(4.42)%	11.23%	1.98%	5.14%	2.34%

Net assets, end of year (in 000s)	$8,652	$9,743	$9,832	$7,895	$10,198

Ratio of net expenses to average net assets	0.71%	0.72%	0.72%	0.72%	0.72%

Ratio of total expenses to average net assets	0.79%	0.79%	0.81%	0.84%	0.84%

Ratio of net investment income to average net assets	2.04%	2.40%	2.86%	3.19%	2.85%

Portfolio turnover rate(c)	31%	69%	76%	82%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.59	$8.96	$9.17	$9.01	$9.06

Net investment income(a)	0.23	0.27	0.30	0.31	0.29

Net realized and unrealized gain (loss)	(0.58)	0.78	(0.07)	0.17	(0.04)

Total from investment operations	(0.35)	1.05	0.23	0.48	0.25

Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.32)	(0.32)	(0.30)

Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—

Distributions to shareholders from return of capital	(0.06)	—	—	—	—

Total distributions	(0.48)	(0.42)	(0.44)	(0.32)	(0.30)

Net asset value, end of year	$8.76	$9.59	$8.96	$9.17	$9.01

Total return(b)	(4.00)%	11.47%	2.44%	5.50%	2.69%

Net assets, end of year (in 000s)	$66,925	$123,553	$51,976	$40,548	$163,229

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.46%	0.45%	0.47%	0.48%	0.48%

Ratio of net investment income to average net assets	2.38%	2.69%	3.19%	3.49%	3.18%

Portfolio turnover rate(c)	31%	69%	76%	82%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.60	$8.97	$9.17	$9.02	$9.07

Net investment income(a)	0.23	0.27	0.31	0.31	0.29

Net realized and unrealized gain (loss)	(0.59)	0.78	(0.07)	0.16	(0.04)

Total from investment operations	(0.36)	1.05	0.24	0.47	0.25

Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.32)	(0.32)	(0.30)

Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—

Distributions to shareholders from return of capital	(0.06)	—	—	—	—

Total distributions	(0.48)	(0.42)	(0.44)	(0.32)	(0.30)

Net asset value, end of year	$8.76	$9.60	$8.97	$9.17	$9.02

Total return(b)	(4.09)%	11.60%	2.45%	5.39%	2.69%

Net assets, end of year (in 000s)	$123,397	$176,606	$226,962	$228,692	$233,908

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.38%

Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.49%	0.48%

Ratio of net investment income to average net assets	2.39%	2.75%	3.21%	3.55%	3.19%

Portfolio turnover rate(c)	31%	69%	76%	82%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.59	$8.96	$9.17	$9.02	$9.07

Net investment income(a)	0.22	0.26	0.30	0.31	0.28

Net realized and unrealized gain (loss)	(0.58)	0.78	(0.07)	0.15	(0.04)

Total from investment operations	(0.36)	1.04	0.23	0.46	0.24

Distributions to shareholders from net investment income	(0.19)	(0.28)	(0.32)	(0.31)	(0.29)

Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—

Distributions to shareholders from return of capital	(0.06)	—	—	—	—

Total distributions	(0.47)	(0.41)	(0.44)	(0.31)	(0.29)

Net asset value, end of year	$8.76	$9.59	$8.96	$9.17	$9.02

Total return(b)	(4.07)%	11.38%	2.35%	5.28%	2.60%

Net assets, end of year (in 000s)	$3,815	$5,364	$4,628	$3,164	$4,600

Ratio of net expenses to average net assets	0.46%	0.46%	0.47%	0.47%	0.47%

Ratio of total expenses to average net assets	0.54%	0.54%	0.56%	0.58%	0.57%

Ratio of net investment income to average net assets	2.30%	2.63%	3.10%	3.45%	3.10%

Portfolio turnover rate(c)	31%	69%	76%	82%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.59	$8.96	$9.17	$9.02	$9.07

Net investment income(a)	0.22	0.27	0.31	0.33	0.29

Net realized and unrealized gain (loss)	(0.57)	0.78	(0.08)	0.14	(0.04)

Total from investment operations	(0.35)	1.05	0.23	0.47	0.25

Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.32)	(0.32)	(0.30)

Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—

Distributions to shareholders from return of capital	(0.06)	—	—	—	—

Total distributions	(0.48)	(0.42)	(0.44)	(0.32)	(0.30)

Net asset value, end of year	$8.76	$9.59	$8.96	$9.17	$9.02

Total return(b)	(3.99)%	11.48%	2.45%	5.39%	2.70%

Net assets, end of year (in 000s)	$320,086	$1,228	$978	$675	$17

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.54%	0.46%

Ratio of net investment income to average net assets	2.35%	2.74%	3.20%	3.63%	3.20%

Portfolio turnover rate(c)	31%	69%	76%	82%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$9.59	$8.96	$9.16	$8.93

Net investment income(b)	0.23	0.27	0.31	0.30

Net realized and unrealized gain (loss)	(0.58)	0.78	(0.07)	0.23

Total from investment operations	(0.35)	1.05	0.24	0.53

Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.32)	(0.30)

Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	(0.06)	—	—	—

Total distributions	(0.48)	(0.42)	(0.44)	(0.30)

Net asset value, end of period	$8.76	$9.59	$8.96	$9.16

Total return(c)	(4.10)%	11.61%	2.45%	6.12%

Net assets, end of period (in 000s)	$176,368	$156,039	$189,611	$196,668

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37	%(d)

Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.51	%(d)

Ratio of net investment income to average net assets	2.38%	2.73%	3.22%	3.57	%(d)

Portfolio turnover rate(e)	31%	69%	76%	82%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$5.56	$4.98	$5.76	$6.89	$6.38

Net investment income(a)	0.19	0.20	0.24	0.34	0.36

Net realized and unrealized gain (loss)	(0.55)	0.58	(0.79)	(1.17)	0.52

Total from investment operations	(0.36)	0.78	(0.55)	(0.83)	0.88

Distributions to shareholders from net investment income	(0.20)	—	— (b)	—	—

Distributions to shareholders from return of capital	—	(0.20)	(0.23)	(0.30)	(0.37)

Total distributions	(0.20)	(0.20)	(0.23)	(0.30)	(0.37)

Net asset value, end of year	$5.00	$5.56	$4.98	$5.76	$6.89

Total return(c)	(6.51)%	15.65%	(10.05)%	(12.08)%	13.93%

Net assets, end of year (in 000s)	$3,842	$4,795	$4,808	$5,465	$8,880

Ratio of net expenses to average net assets	1.21%	1.21%	1.23%	1.21%	1.22%

Ratio of total expenses to average net assets	1.74%	1.84%	1.63%	1.53%	1.44%

Ratio of net investment income to average net assets	3.44%	3.56%	4.13%	5.75%	5.47%

Portfolio turnover rate(d)	123%	111%	84%	117%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$5.55	$4.98	$5.75	$6.88	$6.38

Net investment income(a)	0.15	0.16	0.20	0.29	0.32

Net realized and unrealized gain (loss)	(0.54)	0.57	(0.78)	(1.17)	0.50

Total from investment operations	(0.39)	0.73	(0.58)	(0.88)	0.82

Distributions to shareholders from net investment income	(0.16)	—	— (b)	—	—

Distributions to shareholders from return of capital	—	(0.16)	(0.19)	(0.25)	(0.32)

Total distributions	(0.16)	(0.16)	(0.19)	(0.25)	(0.32)

Net asset value, end of year	$5.00	$5.55	$4.98	$5.75	$6.88

Total return(c)	(7.39)%	15.02%	(10.74)%	(12.76)%	13.10%

Net assets, end of year (in 000s)	$1,879	$2,055	$2,526	$4,457	$7,115

Ratio of net expenses to average net assets	1.96%	1.96%	1.98%	1.96%	1.96%

Ratio of total expenses to average net assets	2.50%	2.58%	2.38%	2.27%	2.18%

Ratio of net investment income to average net assets	2.69%	2.82%	3.44%	4.99%	4.77%

Portfolio turnover rate(d)	123%	111%	84%	117%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$5.54	$4.97	$5.74	$6.87	$6.37

Net investment income(a)	0.20	0.22	0.26	0.38	0.38

Net realized and unrealized gain (loss)	(0.53)	0.57	(0.78)	(1.20)	0.50

Total from investment operations	(0.33)	0.79	(0.52)	(0.82)	0.88

Distributions to shareholders from net investment income	(0.22)	—	— (b)	—	—

Distributions to shareholders from return of capital	—	(0.22)	(0.25)	(0.31)	(0.38)

Total distributions	(0.22)	(0.22)	(0.25)	(0.31)	(0.38)

Net asset value, end of year	$4.99	$5.54	$4.97	$5.74	$6.87

Total return(c)	(6.43)%	16.26%	(9.82)%	(11.86)%	14.29%

Net assets, end of year (in 000s)	$11,750	$11,320	$16,667	$32,419	$245,127

Ratio of net expenses to average net assets	0.92%	0.91%	0.93%	0.91%	0.92%

Ratio of total expenses to average net assets	1.41%	1.51%	1.29%	1.10%	1.10%

Ratio of net investment income to average net assets	3.72%	3.86%	4.48%	6.33%	5.80%

Portfolio turnover rate(d)	123%	111%	84%	117%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$5.55	$4.97	$5.74	$6.87	$6.37

Net investment income(a)	0.20	0.21	0.26	0.35	0.38

Net realized and unrealized gain (loss)	(0.55)	0.58	(0.79)	(1.17)	0.50

Total from investment operations	(0.35)	0.79	(0.53)	(0.82)	0.88

Distributions to shareholders from net investment income	(0.21)	—	— (b)	—	—

Distributions to shareholders from return of capital	—	(0.21)	(0.24)	(0.31)	(0.38)

Total distributions	(0.21)	(0.21)	(0.24)	(0.31)	(0.38)

Net asset value, end of year	$4.99	$5.55	$4.97	$5.74	$6.87

Total return(c)	(6.29)%	15.97%	(9.69)%	(11.91)%	14.24%

Net assets, end of year (in 000s)	$8,364	$4,781	$5,557	$6,057	$10,263

Ratio of net expenses to average net assets	0.96%	0.96%	0.98%	0.96%	0.97%

Ratio of total expenses to average net assets	1.50%	1.60%	1.38%	1.25%	1.16%

Ratio of net investment income to average net assets	3.70%	3.80%	4.35%	6.03%	5.78%

Portfolio turnover rate(d)	123%	111%	84%	117%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$5.55	$4.97	$5.74	$6.87	$6.48

Net investment income(b)	0.21	0.22	0.27	0.34	0.14

Net realized and unrealized gain (loss)	(0.55)	0.58	(0.79)	(1.16)	0.37

Total from investment operations	(0.34)	0.80	(0.52)	(0.82)	0.51

Distributions to shareholders from net investment income	(0.22)	—	— (c)	—	—

Distributions to shareholders from return of capital	—	(0.22)	(0.25)	(0.31)	(0.12)

Total distributions	(0.22)	(0.22)	(0.25)	(0.31)	(0.12)

Net asset value, end of period	$4.99	$5.55	$4.97	$5.74	$6.87

Total return(d)	(6.42)%	16.27%	(9.82)%	(11.86)%	7.88%

Net assets, end of period (in 000s)	$4,672	$24,800	$30,325	$92,937	$56,354

Ratio of net expenses to average net assets	0.90%	0.90%	0.91%	0.90%	0.90	%(e)

Ratio of total expenses to average net assets	1.36%	1.48%	1.28%	1.18%	0.87	%(e)

Ratio of net investment income to average net assets	3.72%	3.87%	4.60%	5.91%	6.04	%(e)

Portfolio turnover rate(f)	123%	111%	84%	117%	112%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$5.55	$4.97	$5.74	$6.75

Net investment income(b)	0.21	0.22	0.26	0.31

Net realized and unrealized gain (loss)	(0.55)	0.58	(0.78)	(1.03)

Total from investment operations	(0.34)	0.80	(0.52)	(0.72)

Distributions to shareholders from net investment income	(0.22)	—	— (c)	—

Distributions to shareholders from return of capital	—	(0.22)	(0.25)	(0.29)

Total distributions	(0.22)	(0.22)	(0.25)	(0.29)

Net asset value, end of period	$4.99	$5.55	$4.97	$5.74

Total return(d)	(6.42)%	16.27%	(9.82)%	(10.66)%

Net assets, end of period (in 000s)	$20,864	$29,194	$30,957	$52,263

Ratio of net expenses to average net assets	0.91%	0.90%	0.92%	0.90	%(e)

Ratio of total expenses to average net assets	1.41%	1.50%	1.28%	1.24	%(e)

Ratio of net investment income to average net assets	3.73%	3.87%	4.48%	5.75	%(e)

Portfolio turnover rate(f)	123%	111%	84%	117%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.56	$10.55	$10.29	$10.21	$10.45

Net investment income (loss)(a)	(0.01)	0.12	0.19	0.24	0.15

Net realized and unrealized gain (loss)	(0.57)	0.16	0.36	0.12	(0.16)

Total from investment operations	(0.58)	0.28	0.55	0.36	(0.01)

Distributions to shareholders from net investment income	(0.10)	(0.27)	(0.28)	(0.28)	(0.23)

Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	— (b)

Total distributions	(0.11)	(0.27)	(0.29)	(0.28)	(0.23)

Net asset value, end of year	$9.87	$10.56	$10.55	$10.29	$10.21

Total return(c)	(5.48)%	2.54%	5.41%	3.60%	(0.10)%

Net assets, end of year (in 000s)	$30,488	$38,327	$30,384	$31,394	$24,967

Ratio of net expenses to average net assets	0.77%	0.78%	0.79%	0.78%	0.77%

Ratio of total expenses to average net assets	0.84%	0.81%	0.85%	0.86%	0.87%

Ratio of net investment income (loss) to average net assets	(0.08)%	1.08%	1.82%	2.37%	1.40%

Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.58	$10.58	$10.32	$10.23	$10.47

Net investment income(a)	0.02	0.16	0.21	0.27	0.19

Net realized and unrealized gain (loss)	(0.57)	0.14	0.38	0.14	(0.16)

Total from investment operations	(0.55)	0.30	0.59	0.41	0.03

Distributions to shareholders from net investment income	(0.13)	(0.30)	(0.32)	(0.32)	(0.27)

Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	— (b)

Total distributions	(0.14)	(0.30)	(0.33)	(0.32)	(0.27)

Net asset value, end of year	$9.89	$10.58	$10.58	$10.32	$10.23

Total return(c)	(5.24)%	2.88%	5.75%	4.05%	0.24%

Net assets, end of year (in 000s)	$66,445	$89,598	$52,878	$34,027	$80,298

Ratio of net expenses to average net assets	0.44%	0.45%	0.45%	0.44%	0.43%

Ratio of total expenses to average net assets	0.51%	0.48%	0.51%	0.51%	0.52%

Ratio of net investment income to average net assets	0.16%	1.48%	1.98%	2.68%	1.78%

Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.56		$10.55	$10.30	$10.21	$10.45

Net investment income(a)	0.03		0.15	0.22	0.28	0.18

Net realized and unrealized gain (loss)	(0.58)		0.17	0.36	0.13	(0.15)

Total from investment operations	(0.55)		0.32	0.58	0.41	0.03

Distributions to shareholders from net investment income	(0.13)		(0.31)	(0.32)	(0.32)	(0.27)

Distributions to shareholders from return of capital	(0.01)		—	(0.01)	—	— (b)

Total distributions	(0.14)		(0.31)	(0.33)	(0.32)	(0.27)

Net asset value, end of year	$9.87		$10.56	$10.55	$10.30	$10.21

Total return(c)	(5.25	) %	2.99%	5.67%	4.07%	0.24%

Net assets, end of year (in 000s)	$115,063		$150,887	$207,621	$215,647	$221,303

Ratio of net expenses to average net assets	0.43%		0.44%	0.44%	0.44%	0.43%

Ratio of total expenses to average net assets	0.50%		0.47%	0.49%	0.51%	0.52%

Ratio of net investment income to average net assets	0.25%		1.44%	2.13%	2.77%	1.77%

Portfolio turnover rate(d)	1,242%		1,027%	1,233%	963%	1,149%
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.58	$10.58	$10.32	$10.23	$10.47

Net investment income(a)	0.01	0.16	0.22	0.27	0.18

Net realized and unrealized gain (loss)	(0.57)	0.14	0.36	0.13	(0.16)

Total from investment operations	(0.56)	0.30	0.58	0.40	0.02

Distributions to shareholders from net investment income	(0.12)	(0.30)	(0.31)	(0.31)	(0.26)

Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	— (b)

Total distributions	(0.13)	(0.30)	(0.32)	(0.31)	(0.26)

Net asset value, end of year	$9.89	$10.58	$10.58	$10.32	$10.23

Total return(c)	(5.32)%	2.79%	5.66%	3.96%	0.15%

Net assets, end of year (in 000s)	$30,695	$57,023	$114,242	$152,715	$154,957

Ratio of net expenses to average net assets	0.52%	0.53%	0.54%	0.54%	0.52%

Ratio of total expenses to average net assets	0.59%	0.57%	0.59%	0.61%	0.61%

Ratio of net investment income to average net assets	0.10%	1.47%	2.09%	2.67%	1.68%

Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.58	$10.58	$10.32	$10.23	$10.48

Net investment income(a)	0.05	0.17	0.22	0.29	0.19

Net realized and unrealized gain (loss)	(0.60)	0.14	0.37	0.12	(0.17)

Total from investment operations	(0.55)	0.31	0.59	0.41	0.02

Distributions to shareholders from net investment income	(0.13)	(0.31)	(0.32)	(0.32)	(0.27)

Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	— (b)

Total distributions	(0.14)	(0.31)	(0.33)	(0.32)	(0.27)

Net asset value, end of year	$9.89	$10.58	$10.58	$10.32	$10.23

Total return(c)	(5.23)%	2.89%	5.77%	4.06%	0.16%

Net assets, end of year (in 000s)	$19,337	$8,245	$20,349	$14,387	$5,104

Ratio of net expenses to average net assets	0.43%	0.44%	0.44%	0.44%	0.42%

Ratio of total expenses to average net assets	0.50%	0.49%	0.50%	0.52%	0.51%

Ratio of net investment income to average net assets	0.47%	1.55%	2.11%	2.88%	1.80%

Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.58	$10.58	$10.32	$10.16

Net investment income(b)	0.02	0.14	0.23	0.28

Net realized and unrealized gain (loss)	(0.57)	0.17	0.36	0.18

Total from investment operations	(0.55)	0.31	0.59	0.46

Distributions to shareholders from net investment income	(0.13)	(0.31)	(0.32)	(0.30)

Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—

Total distributions	(0.14)	(0.31)	(0.33)	(0.30)

Net asset value, end of period	$9.89	$10.58	$10.58	$10.32

Total return(c)	(5.23)%	2.89%	5.77%	4.57%

Net assets, end of period (in 000s)	$4,471	$12,382	$4,971	$8,575

Ratio of net expenses to average net assets	0.43%	0.44%	0.44%	0.44	%(d)

Ratio of total expenses to average net assets	0.50%	0.46%	0.49%	0.52	%(d)

Ratio of net investment income to average net assets	0.17%	1.30%	2.17%	2.89	%(d)

Portfolio turnover rate(e)	1,242%	1,027%	1,233%	963%
(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Debt	A, C, Institutional, Investor, R6 and P	Diversified
High Yield Floating Rate	A, C, Institutional, Investor, R6, R and P	Diversified
High Yield	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, Separate Account Institutional, Investor, R6 and P	Diversified
Local Emerging Markets Debt	A, C, Institutional, Investor, R6 and P	Non-diversified

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the

167

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Emerging Markets Debt	Daily/Monthly	Annually
High Yield	Daily/Monthly	Annually
High Yield Floating Rate	Daily/Monthly	Annually
Investment Grade Credit	Daily/Monthly	Annually
Local Emerging Markets Debt	Daily/Monthly	Annually
U.S. Mortgages	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

168

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the

169

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield Floating Rate Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Commercial Paper— Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

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Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2022:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$666,500,707	$—

Corporate Obligations	—	239,694,781	—

Investment Company	44,863,818	—	—

Total	$44,863,818	$906,195,488	$—

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Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$13,487,911	$—

Interest Rate Swap Contracts(a)	—	8,300,651	—

Credit Default Swap Contracts(a)	—	1,465,766	—

Purchased Option Contracts	—	297,148	—

Total	$—	$23,551,476	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(3,351,063)	$—

Futures Contracts(a)	(3,684,013)	—	—

Interest Rate Swap Contracts(a)	—	(1,653,701)	—

Credit Default Swap Contracts(a)	—	(2,029,164)	—

Written option contracts	—	(566,074)	—

Total	$(3,684,013)	$(7,600,002)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$123,690,008	$—

Corporate Obligations	—	1,675,475,937	—

Common Stock and/or Other Equity Investments

Europe	6,707,406	—	—

North America	8,487,261	1,143,372	—

Warrants	—	95,158	—

Rights	—	197,983	—

Investment Company	2,032,935	—	—

Exchange Traded Fund	19,831,890	—	—

Securities Lending Reinvestment Vehicle	55,872,185	—	—

Total	$92,931,677	$1,800,602,458	$—

Investment Type

Liabilities(a)

Fixed Income

Unfunded Loan Committment	$—	$(1,211)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,953,213	$—

Futures Contracts	886,464	—	—

Credit Default Swap Contracts	—	1,461,141	—

Total	$886,464	$3,414,354	$—

Liabilities(b)

Futures Contracts	$(2,165,382)	$—	$—

Credit Default Swap Contracts	—	(35,429)	—

Total	$(2,165,382)	$(35,429)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$4,068,685,630	$67,972,356

Corporate Obligations	—	271,117,763	—

Asset-Backed Securities	—	40,063,485	—

Common Stock and/or Other Equity Investments(a)

Europe	—	5,506,095	—

North America	2,004,721	1,762,474	8,137

Warrants	—	139,555	8,138

Exchange Traded Funds	102,745,585	—	—

Investment Company	428,511,981	—	—

Securities Lending Reinvestment Vehicle	101,645,980	—	—

Total	$634,908,267	$4,387,275,002	$67,988,631

Liabilities(b)

Fixed Income

Unfunded Loan Commitment	$—	$(46,608)	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$3,215,844	$—

Futures Contracts	6,629,761	—	—

Credit Default Swap Contracts	—	158,362	—

Total	$6,629,761	$3,374,206	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE (continued)

Investment Type	Level 1	Level 2	Level 3

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(117,544)	$—

Futures Contracts	(13,703)	—	—

Total	$(13,703)	$(117,544)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2022:

	Bank Loans	Common Stock	Warrant

Beginning Balance as of April 1, 2021	$4,360,429	$—	$40,687

Realized gain (loss)	(5,039,531)	—	—

Net change in unrealized gain (loss) relating to instruments still held at reporting date	2,591,954	(196,113)	(32,549)

Purchases	56,237,162	—	—

Sales	(3,302,735)	—	—

Amortization	91,111	—	—

Transfers into Level 3	13,183,591	204,250	—

Transfers out of Level 3	(149,625)	—	—

Ending Balance as of March 31, 2022	$67,972,356	$8,137	$8,138

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$606,606,954	$—

Foreign Debt Obligations	—	22,994,421	—

Municipal Debt Obligations	—	4,723,453	—

U.S. Treasury Obligations	818,672	—	—

Investment Company	15,028,790	—	—

Total	$15,847,462	$634,324,828	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$156,126	$—

Futures Contracts(a)	1,262,164	—	—

Interest Rate Swap Contracts(a)	—	218,289	—

Credit Default Swap Contracts(a)	—	505,596	—

Purchased Option Contracts	—	40,431	—

Total	$1,262,164	$920,442	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT (continued)

Investment Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(16,213)	$—

Futures Contracts(a)	(2,988,011)	—	—

Interest Rate Swap Contracts(a)	—	(100,538)	—

Credit Default Swap Contracts(a)	—	(433,269)	—

Written Option Contracts	—	(38,659)	—

Total	$(2,988,011)	$(588,679)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$37,224,615	$—	(b)

Corporate Obligations	—	1,193,278	—

Structured Notes	—	3,979,287	—

Investment Company	7,571,306	—	—

Total	$7,571,306	$42,397,180	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$999,166	$—

Futures Contracts(a)	179,540	—	—

Interest Rate Swap Contracts(a)	—	607,199	—

Credit Default Swap Contracts(a)	—	9,125	—

Purchased Option Contracts	—	31,625	—

Total	$179,540	$1,647,115	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,087,556)	$—

Futures Contracts(a)	(208,629)	—	—

Interest Rate Swap Contracts(a)	—	(349,273)	—

Written Option Contracts	—	(59,008)	—

Total	$(208,629)	$(1,495,837)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amount represents valuations of local Ruble-denominated Russian sovereign bonds for which GSAM has determined include significant unobservable inputs as of March 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, March 31, 2021, they were classified as Level 2.

177

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$290,821,386	$—

Asset-Backed Securities	—	22,781,927	—

U.S. Treasury Obligations	40,412,760	—	—

Investment Company	18,003,275	—	—

Total	$58,416,035	$313,603,313	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(23,020,807)	$—

Derivative Type

Assets

Futures Contracts(a)	$152,449	$—	$—

Interest Rate Swap Contracts(a)	—	28,361	—

Credit Default Swap Contracts(a)	—	430,964	—

Purchased Option Contracts	—	19,774	—

Total	$152,449	$479,099	$—

Liabilities

Futures Contracts(a)	$(187,171)	$—	$—

Interest Rate Swap Contracts(a)	—	(36,759)	—

Credit Default Swap Contracts(a)	—	(424,587)	—

Written Option Contracts	—	(22,766)	—

Total	$(187,171)	$(484,112)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

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4. INVESTMENTS IN DERIVATIVES (continued)

EMERGING MARKETS DEBT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on swap contracts	$8,300,651	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(5,337,714)	(a)
Credit	Variation margin on swap contracts; Receivable for unrealized gain on swap contracts	1,465,766	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(2,029,164)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	13,785,059		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(3,917,137)
Total		$23,551,476			$(11,284,015)

HIGH YIELD
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$886,464	(a)	Variation margin on futures contracts;	$(2,165,382)	(a)
Credit	Variation margin on swap contracts	1,461,141	(a)	Variation margin on swap contracts	(35,429)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	1,953,213		—	—
Total		$4,300,818			$(2,200,811)

HIGH YIELD FLOATING RATE
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts	$6,629,761	(a)	Variation margin on futures contracts	$(13,703)	(a)
Credit	Variation margin on swap contracts	158,362		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,215,844		Payable for unrealized gain on forward foreign currency exchange contracts	(117,544)
Total		$10,003,967			$(131,247)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,842,390 for the Emerging Markets Debt Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

INVESTMENT GRADE CREDIT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$1,520,884	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(3,127,208)	a)
Credit	Variation margin on swap contracts	505,596	(a)	Variation margin on swap contracts	(433,269)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	156,126		Payable for unrealized loss on forward foreign currency exchange contracts.	(16,213)
Total		$2,182,606			$(3,576,690)

LOCAL EMERGING MARKETS DEBT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts;	$786,739	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures Contracts: Payable for unrealized loss on non-deliverable bond forward contracts:	$(557,902)	(a)(b)
Credit	Variation margin on swap contracts	9,125	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts: Purchased options, at value	1,030,791		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(1,146,564)
Total		$1,826,655			$(1,704,466)

U.S. MORTGAGES
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, value	$200,584	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(246,696)	(a)
Credit	Receivable for unrealized gain on swap contracts	430,964		Payable for unrealized loss on swap contracts	(424,587)	(b)
Total		$631,548			$(671,283)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $116,613 and $424,587 for the Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

EMERGING MARKETS DEBT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$3,483,815	$5,916,358
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	714,496	(2,592,504)
Currency	Net realized gain (loss) from purchased options, written options and forward foreign currency contracts/Net change in unrealized gain (loss) on purchased options, written options and forward foreign currency contracts.	8,216,513	5,319,514
Total		$12,414,824	$8,643,368

HIGH YIELD
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts	$(9,001,205)	$1,751,122
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,044,682	(397,693)
Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,189,209	(304,318)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,944,313	1,053,917
Total		$(1,823,001)	$2,103,028

HIGH YIELD FLOATING RATE
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts,	$6,411,560	$5,526,249
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	541,039	26,252
Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	326,531	—
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,887,908	1,745,410
Total		$11,167,038	$7,297,911

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Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

INVESTMENT GRADE CREDIT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased options futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on written futures contracts, written options and swap contracts	$841,553	$(578,332)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,670,674	(974,603)
Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	353,340	(110,975)
Total		$2,865,567	$(1,663,910)

LOCAL EMERGING MARKETS DEBT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,459,593	$(227,847)
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	59,816	(61,864)
Currency	Net realized gain (loss) on forward foreign currency exchange contracts, purchased option and written option contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased option and written option contracts.	235,533	86,362
Total		$1,754,942	(203,349)

U.S. MORTGAGES
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased options, futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts, written options and swap contracts	$(195,061)	$(91,575)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	510,485	(108,177)
Total		$315,424	$(199,752)

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4. INVESTMENTS IN DERIVATIVES (continued)

For the year ended March 31, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Future contracts	Forward contracts	Swap agreements	Puchased options	Purchased swaptions	Written options	Written swaptions
Emerging Markets Debt	2,095	$980,406,257	$869,522,963	183,367,284	$—	101,664,554	$—
High Yield	1,654	54,648,764	165,404,989	—	—	—	—
High Yield Floating Rate	1,305	82,795,306	57,983,333	—	—	—	—
Investment Grade Credit	1,110	19,721,479	344,859,812	—	38,400,000	—	76,800,000
Local Emerging Markets Debt	119	140,188,165	109,235,608	21,704,975	—	12,075,791	—
U.S. Mortgages	239	—	36,224,781	—	23,013,333	—	30,922,500
(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended March 31, 2022.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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Notes to Financial Statements (continued)

March 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2022:

Emerging Markets Debt Fund
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Barclays Bank PLC	$—	$42,190	$—	$42,190	$—	$—	$(23,175)	$(23,175)	$19,015	$—	$19,015
BofA Securities LLC	7,127	—	—	7,127	—	—	(41,740)	(41,740)	(34,613)	—	(34,613)
Citibank NA	154,694	—	—	154,694	—	—	(233,425)	(233,425)	(78,731)	—	(78,731)
Deutsche Bank AG (London)	—	—	—	—	(1,837,527)	—	—	(1,837,527)	(1,837,527)	1,810,000	(27,527)
HSBC Bank PLC	5,718	—	—	5,718	—	—	—	—	5,718	—	5,718
JPMorgan Securities, Inc.	14,380	—	13,487,911	13,502,291	(4,863)	(3,351,063)	(40,578)	(3,396,504)	10,105,787	(3,490,000)	6,615,787
MS & Co. Int. PLC	26,858	—	—	26,858	—	—	(126,326)	(126,326)	(99,468)	—	(99,468)
UBS AG (London)	88,371	—	—	88,371	—	—	(100,830)	(100,830)	(12,459)	—	(12,459)

Total	$297,148	$42,190	$13,487,911	$13,827,249	$(1,842,390)	$(3,351,063)	$(566,074)	$(5,759,527)	$8,067,722	$(1,680,000)	$6,387,722

Local Emerging Markets Debt Fund
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Barclays Bank PLC	$—	$—	$10,362	$10,362	$—	$(1,611)	$(2,483)	$(4,094)	$6,268	$—	$6,268
BofA Securities LLC	754	—	—	754	(45,691)	—	(4,456)	(50,147)	(49,393)	—	(49,393)
Citibank NA	16,444	13,414	—	29,858	(29,949)	—	(24,781)	(54,730)	(24,872)	—	(24,872)
HSBC Bank PLC	600	—	—	600	—	—	—	—	600	—	600
JPMorgan Securities, Inc.	1,494	—	988,804	990,298	—	(1,030,192)	(4,274)	(1,034,466)	(44,168)	44,168	—
MS & Co. Int. PLC	2,824	67,549	—	70,373	(40,973)	(55,753)	(12,201)	(108,927)	(38,554)	—	(38,554)
UBS AG (London)	9,509	—	—	9,509	—	—	(10,813)	(10,813)	(1,304)	—	(1,304)

Total	$31,625	$80,963	$999,166	$1,111,754	$(116,613)	$(1,087,556)	$(59,008)	$(1,263,177)	$(151,423)	$44,168	$(107,255)
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.79%
High Yield	0.70	0.70	0.63	0.60	0.59	0.70	0.68	+
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.55	0.53
Investment Grade Credit	0.34	0.31	0.29	0.28	0.28	0.34	0.33
Local Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.79
U.S. Mortgages	0.34	0.31	0.29	0.28	0.28	0.34	0.33

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
+	Effective July 29, 2021, the Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective rate of 0.67% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2022.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended March 31, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund Name	Management Fee Waived
Emerging Markets Debt	$65,411
High Yield	42,742
High Yield Floating Rate	594,157
Investment Grade Credit	28,834
Local Emerging Markets Debt	8,462
U.S. Mortgages	44,828

B.   Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account

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Notes to Financial Statements (continued)

March 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.   Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended March 31, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund Name	Class A
Emerging Markets Debt	$1,025
High Yield	7,644
High Yield Floating Rate	635
Investment Grade Credit	1,853
Local Emerging Markets Debt	1,279
U.S. Mortgages	517

During the fiscal year ended March 31, 2022, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and/or Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares; and 0.03% of average daily net assets with respect to the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Effective July 29, 2021, Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) as follows:

Transfer Agency Waivers
Fund	Before July 29, 2021	After July 29, 2021
Emerging Markets Debt Class A, Class C & Investor Shares	0.02%	0.04%
High Yield Class A, Class C, Investor & Class R Shares	0.05%	0.05%
Local Emerging Markets Debt Class A, Class C & Investor Shares	0.03%	0.03%

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are 0.024%, 0.004%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. Prior to July 29, 2021, the Other Expense limitations as an annual percentage rate of average daily net assets for High Yield Fund was 0.014%. These Other Expense limitations will remain in place through at least July 29, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Debt	$65,411	$35,745	$299,590	$400,746
High Yield	408,373	74,852	657,082	1,140,307
High Yield Floating Rate	594,157	—	—	594,157
Investment Grade Credit Fund	28,834	—	446,854	475,688
Local Emerging Markets Debt	8,462	3,326	334,431	346,219
U.S. Mortgages Fund	44,828	—	187,697	232,525

G.  Line of Credit Facility — As of March 31, 2022, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the

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Notes to Financial Statements (continued)

March 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fiscal year ended March 31, 2022, the Funds did not have any borrowings under the facility. The facility was increased to $1,250,000,000 effective April 22, 2022.

In addition, the High Yield Floating Rate Fund also participated in a $150,000,000 committed, unsecured credit facility for the purpose of providing short-term, temporary working capital to the Fund (the “Credit Facility”). The Credit Facility is intended to enable the Fund to more efficiently manage various factors associated with the length of settlement of bank loan transactions and may also be used to satisfy redemption requests. The interest rate on borrowings is based on the federal funds rate as defined in the credit agreement and the Fund is required to pay a fee based on the amount of the commitment that has not been utilized. Under the Credit Facility, the Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year ended March 31, 2022 of $50,000,000 and 1.351%, respectively. As of March 31, 2022, there were no outstanding borrowings under the Credit Facility. The facility was increased to $300,000,000 effective April 25, 2022.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2021 , Goldman Sachs earned $71,969, $29,442, $3,716, and $14,070, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively.

As of March 31, 2022, Goldman Sachs Growth and Income Portfolio was the beneficial owners of 7% of total outstanding shares of the Local Emerging Market Debts Fund:

As of March 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 100% of Class R Shares of the High Yield Floating Rate Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended March 31, 2022:

Fund	Underlying Fund	Beginning Value as of March 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2022	Shares as of March 31, 2022	Dividend Income
Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$70,788,766	$442,713,986	$(468,638,934)	$44,863,818	44,863,818	$13,175
High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	72,950,280	759,936,268	(830,853,613)	2,032,935	2,032,935	8,712
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	220,574,301	1,971,659,477	(1,763,721,797)	428,511,981	428,511,981	139,182
Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	468,790,850	(453,762,060)	15,028,790	15,028,790	7,443
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	5,991,605	48,870,600	(47,290,899)	7,571,306	7,571,306	1,807
U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	23,061,017	282,262,259	(287,320,001)	18,003,275	18,003,275	9,672

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2022, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Emerging Markets Debt	$—	$360,681,303	$—	$431,739,067
High Yield	—	1,154,491,433	—	1,135,213,208
High Yield Floating Rate		3,537,914,467		766,010,732
Investment Grade Credit	257,530	398,345,804	—	174,314,768
Local Emerging Markets Debt	35,135,394	35,327,080	35,241,124	50,254,683
U.S. Mortgages	4,776,025,696	14,830,009	4,883,980,699	(14,924,374)

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the High Yield and High Yield Floating Rate Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The High Yield and High Yield Floating Rate Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The

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Notes to Financial Statements (continued)

March 31, 2022

7. SECURITIES LENDING (continued)

Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of March 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the High Yield and High Yield Floating Rate Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended March 31, 2022, are reported under Investment Income on the Statements of Operations.

	For the Fiscal Year Ended March 31, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of March 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
High Yield Fund	$50,227	$217,945	$27,021,228
High Yield Floating Rate	27,709	38,098	4,461,050

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended March 31, 2022.

Fund	Beginning Value as of March 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2022	Shares as of March 31, 2022
High Yield	$33,937,193	$362,993,258	$(341,058,266)	$55,872,185	55,872,185
High Yield Floating Rate	—	394,663,095	(293,017,115)	101,645,980	101,645,980

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2022 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$51,130,535	$91,970,016	$105,579,487	$14,484,856	$2,781,953	$4,167,263
Net long-term capital gains	—	—	—	11,970,802	—	—
Total taxable distributions	$51,130,535	$91,970,016	$105,579,487	$26,455,658	$2,781,953	$4,167,263
Tax return of capital	$—	$9,574,532	$—	$3,987,965	$—	$309,377

The tax character of distributions paid during the fiscal year ended March 31, 2021 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$49,193,492	$113,085,049	$54,145,943	$18,801,262	$—	$10,696,997
Net long-term capital gains	—	—	—	7,077,691	—	—
Total taxable distribution	$49,193,492	$113,085,049	$54,145,943	$25,878,953	$—	$10,696,997
Tax return of capital	—	—	—	—	$3,158,113	—

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8. TAX INFORMATION (continued)

As of March 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$17,378,745	$—	$5,808,036	$—	$3,413,072	$—
Capital loss carryforwards(1):
Perpetual Short-Term	(30,951,626)	(144,064,022)	(122,946,076)	—	(106,165,077)	(4,615,804)
Perpetual Long-Term	(90,801,842)	(323,719,033)	(264,794,225)	—	(42,896,309)	(6,986,423)
Total capital loss carryforwards	$(121,753,468)	$(467,783,055)	$(387,740,301)	$—	$(149,061,386)	$(11,602,227)
Timing differences (Post October Capital Loss Deferral/Late Year Ordinary Loss Deferral/ Dividends Payable/Straddles/Defaulted Bonds)	(26,370,023)	(5,313,873)	(2,434)	(6,708,569)	(7,945,917)	(4,870,397)
Unrealized gains (losses) — net	(209,197,463)	(79,851,135)	(94,630,445)	(23,011,113)	(8,332,004)	(5,397,024)
Total accumulated earnings (losses) net	$(339,942,209)	$(552,948,063)	$(476,565,144)	$(29,719,682)	$(161,926,235)	$(21,869,648)

(1)	The High Yield and High Yield Floating Rate Funds utilized $24,198,515 and $10,990,359, respectively, of capital losses in the current fiscal year.

As of March 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$1,172,881,215	$1,975,273,613	$5,195,693,129	$671,781,356	$58,437,479	$377,914,189
Gross unrealized gain	13,454,616	32,997,228	5,417,232	8,987,354	1,914,050	1,542,602
Gross unrealized loss	(222,652,079)	(112,848,363)	(100,047,677)	(31,998,467)	(10,246,054)	(6,939,626)
Net unrealized gains (losses)	$(209,197,463)	$(79,851,135)	$(94,630,445)	$(23,011,113)	$(8,332,004)	$(5,397,024)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of partnership investments, swap transactions, market discount accretion and premium amortization and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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Notes to Financial Statements (continued)

March 31, 2022

9. OTHER RISKS (continued)

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the

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9. OTHER RISKS (continued)

markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the

193

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

9. OTHER RISKS (continued)

borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Local Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,651,254	$19,893,605	1,577,571	$19,289,970
Reinvestment of distributions	99,988	1,193,376	97,922	1,163,291
Shares redeemed	(2,558,281)	(30,398,592)	(2,514,930)	(29,731,166)
	(807,039)	(9,311,611)	(839,437)	(9,277,905)
Class C Shares
Shares sold	161,201	1,950,029	65,963	796,914
Reinvestment of distributions	24,916	295,537	28,197	336,098
Shares redeemed	(277,532)	(3,336,521)	(570,093)	(6,856,166)
	(91,415)	(1,090,955)	(475,933)	(5,723,154)
Institutional Shares
Shares sold	23,850,243	283,181,383	31,319,012	373,674,249
Reinvestment of distributions	2,919,721	34,700,841	2,807,403	33,691,543
Shares redeemed	(35,016,080)	(410,302,231)	(37,316,114)	(444,330,356)
	(8,246,116)	(92,420,007)	(3,189,699)	(36,964,564)
Investor Shares
Shares sold	1,131,708	13,662,197	2,259,167	27,580,731
Reinvestment of distributions	193,299	2,310,190	227,851	2,729,603
Shares redeemed	(3,984,952)	(47,969,913)	(2,989,524)	(35,423,274)
	(2,659,945)	(31,997,526)	(502,506)	(5,112,940)
Class R6 Shares
Shares sold	3,287,950	38,695,520	4,951,282	60,327,909
Reinvestment of distributions	729,534	8,679,506	613,573	7,371,959
Shares redeemed	(4,710,424)	(56,036,960)	(5,450,965)	(62,418,277)
	(692,940)	(8,661,934)	113,890	5,281,591
Class P Shares
Shares sold	1,766,070	20,648,776	1,683,232	20,790,403
Reinvestment of distributions	118,683	1,404,290	84,542	1,024,297
Shares redeemed	(1,493,307)	(17,947,054)	(176,557)	(2,180,318)
	391,446	4,106,012	1,591,217	19,634,382

NET DECREASE	(12,106,009)	$(139,376,021)	(3,302,468)	$(32,162,590)

195

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,796,717	$11,445,108	2,762,272	$17,213,547
Reinvestment of distributions	813,245	5,166,365	1,012,012	6,238,156
Shares redeemed	(3,866,714)	(24,540,875)	(5,925,812)	(36,625,168)
	(1,256,752)	(7,929,402)	(2,151,528)	(13,173,465)
Class C Shares
Shares sold	167,589	1,071,563	251,572	1,534,568
Reinvestment of distributions	36,859	234,409	64,075	394,707
Shares redeemed	(279,387)	(1,776,707)	(1,123,624)	(6,962,928)
	(74,939)	(470,735)	(807,977)	(5,033,653)
Institutional Shares
Shares sold	29,268,957	187,740,742	36,041,088	218,887,903
Reinvestment of distributions	2,227,610	14,211,416	2,505,906	15,534,431
Shares redeemed	(33,835,560)	(213,248,026)	(38,219,382)	(236,237,070)
	(2,338,993)	(11,295,868)	327,612	(1,814,736)
Service Shares
Shares sold	369,370	2,345,129	637,672	3,913,368
Reinvestment of distributions	47,272	299,816	55,650	343,803
Shares redeemed	(576,592)	(3,649,091)	(406,817)	(2,523,132)
	(159,950)	(1,004,146)	286,505	1,734,039
Investor Shares
Shares sold	843,426	5,409,308	348,826	2,139,082
Reinvestment of distributions	115,667	734,665	128,127	791,817
Shares redeemed	(490,466)	(3,121,311)	(677,797)	(4,192,072)
	468,627	3,022,662	(200,844)	(1,261,173)
Class R6 Shares
Shares sold	5,603,091	34,444,501	708,485	4,418,432
Reinvestment of distributions	349,648	2,221,190	450,241	2,792,852
Shares redeemed	(821,858)	(5,257,963)	(3,705,714)	(23,438,442)
	5,130,881	31,407,728	(2,546,988)	(16,227,158)
Class R Shares
Shares sold	85,724	545,230	251,926	1,552,847
Reinvestment of distributions	38,645	245,479	63,838	390,005
Shares redeemed	(319,272)	(2,001,652)	(1,172,868)	(7,201,318)
	(194,903)	(1,210,943)	(857,104)	(5,258,466)
Class P Shares
Shares sold	46,286,395	296,520,199	54,429,200	334,525,354
Reinvestment of distributions	11,908,184	75,835,252	13,600,160	84,260,269
Shares redeemed	(68,484,485)	(432,676,115)	(64,959,168)	(398,940,414)
	(10,289,906)	(60,320,664)	3,070,192	19,845,209

NET DECREASE	(8,715,935)	$(47,801,368)	(2,880,132)	$(21,189,403)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	256,161	$2,398,054	155,164	$1,409,146
Reinvestment of distributions	13,021	121,657	12,467	111,751
Shares redeemed	(259,638)	(2,428,722)	(137,968)	(1,231,391)
	9,544	90,989	29,663	289,506
Class C Shares
Shares sold	105,808	989,900	7,144	66,693
Reinvestment of distributions	2,176	20,294	2,163	19,302
Shares redeemed	(42,200)	(392,212)	(32,828)	(297,167)
	65,784	617,982	(23,521)	(211,172)
Institutional Shares
Shares sold	15,143,635	141,976,325	9,105,531	79,634,770
Reinvestment of distributions	339,591	3,169,939	498,978	4,473,043
Shares redeemed	(15,734,986)	(145,099,114)	(11,702,846)	(106,926,015)
	(251,760)	47,150	(2,098,337)	(22,818,202)
Investor Shares
Shares sold	516,591	4,836,555	353,943	3,302,487
Reinvestment of distributions	19,968	186,915	4,256	38,428
Shares redeemed	(264,314)	(2,473,391)	(39,567)	(355,473)
	272,245	2,550,079	318,632	2,985,442
Class R6 Shares
Shares sold	22,747,368	213,510,827	13,649,385	126,351,697
Reinvestment of distributions	728,261	6,796,562	228,677	2,104,744
Shares redeemed	(338,760)	(3,171,275)	(1,597,797)	(13,745,000)
	23,136,869	217,136,114	12,280,265	114,711,441
Class R Shares
Shares sold	6,175	57,796	129	1,130
Reinvestment of distributions	72	666	51	457
Shares redeemed	(305)	(2,792)	(131)	(1,224)
	5,942	55,670	49	363
Class P Shares
Shares sold	321,873,810	3,012,955,825	88,767,524	824,781,829
Reinvestment of distributions	10,190,386	95,261,544	5,257,253	47,254,727
Shares redeemed	(51,636,494)	(482,115,355)	(57,870,076)	(510,220,633)
	280,427,702	2,626,102,014	36,154,701	361,815,923

NET INCREASE	303,666,326	$2,846,599,998	46,661,452	$456,773,301

197

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	216,073	$2,080,817	554,738	$5,470,265
Reinvestment of distributions	49,014	469,490	43,807	437,271
Shares redeemed	(293,007)	(2,778,940)	(679,903)	(6,795,864)
	(27,920)	(228,633)	(81,358)	(888,328)
Institutional Shares
Shares sold	6,576,044	62,337,670	11,584,166	116,836,264
Reinvestment of distributions	540,430	5,191,271	430,734	4,306,577
Shares redeemed	(12,354,045)	(114,765,717)	(4,934,175)	(47,845,158)
	(5,237,571)	(47,236,776)	7,080,725	73,297,683
Separate Account Institutional Shares
Shares sold	1,361,135	13,191,041	3,846,066	38,058,765
Reinvestment of distributions	790,393	7,584,981	1,002,689	10,015,676
Shares redeemed	(6,471,194)	(62,000,337)	(11,756,012)	(115,369,545)
	(4,319,666)	(41,224,315)	(6,907,257)	(67,295,104)
Investor Shares
Shares sold	111,353	1,073,588	1,198,314	12,000,633
Reinvestment of distributions	23,264	223,093	26,427	263,988
Shares redeemed	(258,222)	(2,487,686)	(1,181,834)	(11,856,564)
	(123,605)	(1,191,005)	42,907	408,057
Class R6 Shares
Shares sold	35,677,287	332,184,130	48,039	475,722
Reinvestment of distributions	843,106	8,022,736	4,687	46,742
Shares redeemed	(109,058)	(1,027,817)	(33,828)	(331,939)
	36,411,335	339,179,049	18,898	190,525
Class P Shares
Shares sold	6,847,520	65,606,206	20,628,865	206,093,138
Reinvestment of distributions	907,907	8,685,755	1,036,773	10,358,321
Shares redeemed	(3,884,464)	(37,178,730)	(26,555,742)	(265,825,616)
	3,870,963	37,113,231	(4,890,104)	(49,374,157)

NET INCREASE (DECREASE)	30,573,536	$286,411,551	(4,736,189)	$(43,661,324)

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	76,926	$428,510	167,535	$979,119
Reinvestment of distributions	30,120	164,239	30,616	172,554
Shares redeemed	(201,040)	(1,106,500)	(301,085)	(1,703,158)
	(93,994)	(513,751)	(102,934)	(551,485)
Class C Shares
Shares sold	54,241	295,640	130,722	734,833
Reinvestment of distributions	10,668	58,015	14,699	83,114
Shares redeemed	(58,725)	(326,602)	(283,125)	(1,575,040)
	6,184	27,053	(137,704)	(757,093)
Institutional Shares
Shares sold	1,475,948	7,877,062	206,205	1,172,614
Reinvestment of distributions	74,759	406,320	76,894	431,907
Shares redeemed	(1,235,245)	(6,739,185)	(1,597,311)	(8,544,195)
	315,462	1,544,197	(1,314,212)	(6,939,674)
Investor Shares
Shares sold	1,190,902	5,877,892	279,017	1,585,381
Reinvestment of distributions	32,490	176,538	31,871	178,843
Shares redeemed	(409,819)	(2,216,502)	(567,265)	(3,092,431)
	813,573	3,837,928	(256,377)	(1,328,207)
Class R6 Shares
Shares sold	845,070	4,800,000	1,014,764	6,000,002
Reinvestment of distributions	162,342	895,067	183,957	1,038,072
Shares redeemed	(4,541,560)	(24,075,100)	(2,832,218)	(15,000,000)
	(3,534,148)	(18,380,033)	(1,633,497)	(7,961,926)
Class P Shares
Shares sold	263,584	1,418,604	145,165	823,138
Reinvestment of distributions	188,358	1,027,257	212,156	1,193,173
Shares redeemed	(1,532,474)	(8,410,316)	(1,324,420)	(7,238,180)
	(1,080,532)	(5,964,455)	(967,099)	(5,221,869)

NET DECREASE	(3,573,455)	(19,449,061)	(4,411,823)	(22,760,254)

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2022		For the Fiscal Year Ended March 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	581,574	$6,071,957	1,662,761	$17,763,080
Reinvestment of distributions	25,281	263,451	60,359	646,215
Shares redeemed	(1,148,320)	(12,051,981)	(971,612)	(10,386,166)
	(541,465)	(5,716,573)	751,508	8,023,129
Institutional Shares
Shares sold	5,043,466	53,413,029	6,597,363	70,461,484
Reinvestment of distributions	122,341	1,281,622	113,271	1,214,657
Shares redeemed	(6,916,518)	(72,051,093)	(3,243,765)	(34,731,937)
	(1,750,711)	(17,356,442)	3,466,869	36,944,204
Separate Account Institutional Shares
Shares sold	1,492,519	15,750,913	4,184,857	44,844,994
Reinvestment of distributions	174,204	1,817,327	542,125	5,808,441
Shares redeemed	(4,301,458)	(44,954,462)	(10,106,606)	(107,862,252)
	(2,634,735)	(27,386,222)	(5,379,624)	(57,208,817)
Investor Shares
Shares sold	2,003,381	21,073,024	5,429,425	58,236,413
Reinvestment of distributions	56,634	593,146	153,683	1,648,857
Shares redeemed	(4,346,396)	(45,566,014)	(10,994,616)	(117,899,131)
	(2,286,381)	(23,899,844)	(5,411,508)	(58,013,861)
Class R6 Shares
Shares sold	1,584,436	16,583,829	458,336	4,918,336
Reinvestment of distributions	16,135	167,150	43,711	469,584
Shares redeemed	(424,758)	(4,430,090)	(1,646,018)	(17,738,898)
	1,175,813	12,320,889	(1,143,971)	(12,350,978)
Class P Shares
Shares sold	42,373	450,000	986,714	10,632,756
Reinvestment of distributions	10,174	106,739	25,409	272,638
Shares redeemed	(770,659)	(8,111,551)	(311,767)	(3,342,527)
	(718,112)	(7,554,812)	700,356	7,562,867

NET DECREASE	(6,755,591)	(69,593,004)	(7,016,370)	(75,043,456)

200

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

202

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds operations are difficult to predict.

203

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class R6, Class R Shares or Class P of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022, which represents a period of 182 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by 1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*

Class A
Actual	$1,000.00	$890.10		$5.47	$1,000.00	$950.20		$4.81	$1,000.00	$998.70		$4.73
Hypothetical 5% return	1,000.00	1,019.15	+	5.84	1,000.00	1,020.00	+	4.99	1,000.00	1,020.19	+	4.78
Class C
Actual	1,000.00	885.90		8.98	1,000.00	946.70		8.44	1,000.00	995.00		8.46
Hypothetical 5% return	1,000.00	1,015.41	+	9.60	1,000.00	1,016.26	+	8.75	1,000.00	1,016.45	+	8.55
Institutional
Actual	1,000.00	890.70		4.10	1,000.00	951.70		3.45	1,000.00	1,000.30		3.09
Hypothetical 5% return	1,000.00	1,020.59	+	4.38	1,000.00	1,021.39	+	3.58	1,000.00	1,021.84	+	3.13
Service
Actual	N/A	N/A		N/A	1,000.00	949.10		5.88	1,000.00	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.90	+	6.09	1,000.00	N/A		N/A
Investor
Actual	1,000.00	890.50		4.29	1,000.00	950.00		3.60	1,000.00	1,000.00		3.49
Hypothetical 5% return	1,000.00	1,020.39	+	4.58	1,000.00	1,021.24	+	3.73	1,000.00	1,021.44	+	3.53
Class R6
Actual	1,000.00	890.80		4.05	N/A	951.90		3.41	1,000.00	1,000.40		3.04
Hypothetical 5% return	1,000.00	1,020.64	+	4.33	N/A	1,021.44	+	3.53	1,000.00	1,021.89	+	3.07
Class R
Actual	N/A	N/A		N/A	1,000.00	949.00		6.03	N/A	997.30		5.88
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.75	+	6.24	N/A	1,019.05	+	5.94
Class P
Actual	1,000.00	890.70		4.05	1,000.00	951.80		3.41	1,000.00	1,000.40		3.04
Hypothetical 5% return	1,000.00	1,020.64	+	4.33	1,000.00	1,021.44	+	3.53	1,000.00	1,021.89	+	3.07

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Debt+	1.16%	1.91%	0.87%	N/A	0.91%	0.86%	N/A	0.86%
High Yield+	0.99	1.74	0.71	1.21%	0.74	0.70	1.24%	0.70
High Yield Floating Rate+	0.95	1.70	0.62	N/A	0.70	0.61	1.18	0.61

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

204

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2022 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*	Beginning Account Value 10/1/21	Ending Account Value 3/31/22		Expenses Paid for the 6 months ended 3/31/22*
Class A
Actual	$1,000.00	$922.20		$3.40	$1,000.00	$930.50		$5.87	$1,000.00	$941.80		$3.78
Hypothetical 5% return	1,000.00	1,021.39	+	3.58	1,000.00	1,018.85	+	6.14	1,000.00	1,021.04	+	3.93
Class C
Actual	N/A	N/A		N/A	1,000.00	926.80		9.46	1,000.00	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.11	+	9.90	1,000.00	N/A		N/A
Institutional
Actual	1,000.00	924.80		1.82	1,000.00	931.50		4.48	1,000.00	943.50		2.18
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	1,000.00	1,020.29	+	4.68	1,000.00	1,022.69	+	2.27
Separate Account Institutional
Actual	1,000.00	924.80		1.78	1,000.00	N/A		N/A	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	1,000.00	N/A		N/A	1,000.00	N/A		N/A
Investor
Actual	1,000.00	924.40		2.21	1,000.00	931.50		4.67	1,000.00	943.10		2.57
Hypothetical 5% return	1,000.00	1,022.64	+	2.32	1,000.00	1,020.09	+	4.89	1,000.00	1,022.29	+	2.67
Class R6
Actual	1,000.00	924.80		1.78	N/A	N/A		N/A	1,000.00	943.60		2.13
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	N/A	N/A		N/A	1,000.00	1,022.74	+	2.22
Class P
Actual	1,000.00	923.80		1.77	1,000.00	929.90		4.43	1,000.00	943.60		2.13
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	1,000.00	1,020.34	+	4.63	1,000.00	1,022.74	+	2.22
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class P
Investment Grade Credit+	0.71%	N/A	0.38%	0.37%	0.46%	0.37%	0.37%
Local Emerging Markets Debt+	1.22	1.97%	0.93	N/A	0.97	0.91	0.92
U.S. Mortgages+	0.78	N/A	0.45	0.44	0.53	0.44	0.44

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				108	None

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Vertical Aerospace Ltd. (an aerospace and technology company)

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				108	Stepan Company (a specialty chemical manufacturer)

206

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	None

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	108	Verizon Communications Inc.

207

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	173	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2022, Goldman Sachs Trust consisted of 91 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 43 portfolios (29 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

208

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2022, 0.20% and 0.25% of the dividends paid from net investment company taxable income by the High Yield Fund and High Yield Floating Rate Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 871(k) of the Internal Revenue Code, the Investment Grade Credit Fund designates $2,348,408 as short-term capital gain dividends paid during the fiscal year ended March 31, 2022.

Pursuant to Section 852 of the Internal Revenue Code, the Investment Grade Credit Fund designates $11,970,802 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2022.

For the fiscal year ended March 31, 2022, the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, designate 100.00%, 95.63%, 96.12%, 99.36%, 100.00%, and 98.48%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

For the year ended March 31, 2022, 3.48% of the dividends paid from net investment company taxable income by the High Yield Fund qualifies for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

209

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Jessica Palmer, Chair

Dwight L. Bush

Kathryn A. Cassidy

John G. Chou*

Diana M. Daniels

Joaquin Delgado

Eileen H. Dowling

James A. McNamara

Roy W. Templin

Gregory G. Weaver

Paul C. Wirth*

*Effective April 12, 2022.

OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of March 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds.

© 2022 Goldman Sachs. All rights reserved. 279348-OTU-1609557 SSFIAR-22

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2022	2021	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,232,122	$3,233,044	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$145,990	Other attest services.

Tax Fees:

• PwC	$0	$0	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered
Audit-Related Fees:

• PwC	$1,906,448	$2,006,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2022 and March 31, 2021 were approximately $0 and $145,990, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $14.4 million and $14.5 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 31, 2021.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2022

By:	/s/ Joseph F. DiMaria
Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2022